UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: Last day of February

Date of reporting period: March 1, 2016 through February 28, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Municipal Bond Funds

February 28, 2017

JPMorgan Municipal Income Fund

JPMorgan Ohio Municipal Bond Fund

JPMorgan Short-Intermediate Municipal Bond Fund

JPMorgan Tax Free Bond Fund

JPMorgan Ultra-Short Municipal Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

March 22, 2017 (Unaudited)

Dear Shareholders,

For most of the past twelve months, the U.S. economy was one of the few bright spots among developed nations as most of Europe and Japan struggled with low or negative economic growth. However, by the end of February 2017 there emerged clear signals that the world’s 20 largest economies were moving in a more synchronized fashion that could lead to an accelerating global economy.

“While the global economy appeared to grow more synchronized during the twelve months ended February 28, 2017, there also emerged political uncertainties in the U.S. and Europe.”

Indeed, the World Bank has estimated that global economic growth in 2017 will rise by 2.7% compared with 2.3% in 2016 and economists generally expect each of the world’s 20 largest economies will see an increase in gross domestic product in 2017.

In the 19-nation euro zone, manufacturing activity rose in February 2017 for the sixth consecutive month and reached levels not seen in nearly six years. Economic confidence surveys have been the strongest since 2011. While unemployment across the euro zone remained nearly twice that of the U.S., the jobless rate fell faster than expected in early 2017 to its lowest level since 2009. Importantly, euro zone inflation reached the European Central Bank’s target of 2.0% in February 2017, which provided further evidence that the risk of a painful deflationary spiral had receded.

Meanwhile, Chinese factory activity was stronger than economists expected in February 2017 and more broadly, Chinese economic stimulus measures initiated in 2016 appeared to bolster trade throughout Asia. In Japan, corporate profits were estimated at record highs even in the face of a stronger yen. South Korean exports grew in February 2017 for the fourth consecutive month. Economic data from Australia and India showed signs of stronger growth.

To a certain extent, the healthier global economy was supported by a rebound in global oil prices, which reached 15-month highs in October 2016. Prices for other commodities also rose during 2016, helping growth in those emerging market nations reliant on natural resource exports.

In the U.S., the pace of economic expansion was sufficient to persuade the Federal Reserve Bank to raise interest rates in December 2016 and again in March 2017. Meanwhile, leading stock market indexes hit record highs in late 2016 and early 2017 amid strength in corporate profits and the broader U.S. economy. Investor expectations that the Republican Party’s newly-won control of the U.S. presidency along with its majorities in both houses of the U.S. Congress would bolster economic growth while lowering certain taxes further supported U.S. financial assets.

While the global economy appeared to grow more synchronized during the twelve months ended February 28, 2017, there also emerged political uncertainties in the U.S. and Europe. In the U.K., a populist drive to exit the European Union won a surprise victory in mid-2016. While global financial markets generally rebounded from the sharp sell-off that followed the June 23rd referendum, the ultimate impact of the so-called Brexit remained uncertain and was seen as a drag on the U.K. economy. In November, Donald Trump, who campaigned on a platform that included tighter restrictions on immigration and protective trade policies, won the U.S. presidency. While voters in the Netherlands declined to give the anti-immigrant Party for Freedom a majority in the lower house of Parliament, populist parties were vying for power in France, Germany and elsewhere.

Each of these parties and their leaders — both in the U.S. and elsewhere — share broad policy goals that prioritize restricting immigration and shunning supranational trade agreements. Given that immigration and free trade are key drivers of economic growth in advanced, post-industrial nations, it remains to be seen how much electoral support these shared agendas would earn.

In the face of all this, U.S. and foreign financial markets generally rewarded investors with positive returns for the twelve months through February 28, 2017. Over time, we believe financial markets will continue to reward those investors who maintain patience and discipline in the context of a properly diversified portfolio.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	1

J.P. Morgan Municipal Bond Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED FEBRUARY 28, 2017 (Unaudited)

U.S. financial markets generally provided positive returns for the twelve month reporting period amid continued growth in the U.S. economy and rising domestic interest rates. While U.S. equity outperformed most other asset classes, commodities and corporate bonds also had positive returns. At the end of June 2016, the U.K.’s vote to exit from the European Union led to a global sell-off in financial markets. However, U.S. markets rebounded within a month.

Commodities prices stabilized during the reporting period and global oil prices reached 15-month highs in October. Oil prices were further bolstered by the Organization of Petroleum Exporting Countries’ decision to curb production.

Following the November 8, 2016, elections, the Republican Party assumed control of the presidency and retained its majority in both houses of the U.S. Congress. In the following months, key U.S. equity benchmarks reached multiple record closing highs. While U.S. Treasury bonds underperformed other bond market sectors, corporate bonds and high-yield bonds (also known as “junk bonds”) posted positive returns as investors sought higher yields on fixed-income assets.

However, investor expectation of changes to tax rates for corporate and municipal bonds hurt returns on municipal bonds. The rally in U.S. equity markets also drew investment away from the municipal bond market. For the twelve months ended February 28, 2017, the Bloomberg Barclays Municipal Bond Index returned 0.25%.

2	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

JPMorgan Municipal Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)[1]*	(0.16)%
Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (formerly Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index)	0.02%

Net Assets as of 2/28/2017 (In Thousands)	$270,811
Duration as of 2/28/2017	4.9 years

INVESTMENT OBJECTIVE**

The JPMorgan Municipal Income Fund (the “Fund”) seeks current income exempt from federal income taxes.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2017, the Fund’s Class I Shares underperformed the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark”).

The Fund’s overweight position in the education and water & sewer bond sectors were leading detractors from relative performance. The Fund’s underweight position to short duration pre-refunded bonds also detracted from relative performance.

Relative to the Benchmark, the Fund’s overweight position in the housing sector and industrial development revenue/pollution control revenue bond sector, as well as its underweight position in state and local general obligation bonds were leading contributors to performance. The Fund’s relative underweight position in the five-to-nine year duration range also contributed to relative performance. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates fall or rise, respectively, versus bonds with shorter duration.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to emphasize higher yielding sectors, particularly the housing sector. At the end of the twelve month period, the Fund’s overall duration was roughly in line with that of the Benchmark.

CREDIT QUALITY ALLOCATIONS***
AAA	22.6%
AA	49.8
A	17.9
BBB	5.2
BB	0.6
NR	3.9

J.P. Morgan Investment Management receives credit ratings on underlying securities of the portfolio from three major rating agencies — Standard & Poor’s (“S&P”), Moody’s and Fitch. When calculating credit quality breakdown, S&P is used as the primary independent rating agency source. Where an S&P rating is not available for a particular security, the Moody’s rating will be used, if available, and Fitch, if available, is used for securities not rated by Moody’s or S&P. Securities not rated by any of the three agencies are reflected as not rated (NR).

Although the Credit Quality Allocations table reflects the ratings of the bonds detailed in the Schedule of Investments, 0.8% of the investments in the table is held in prerefunded municipal bonds or escrowed to maturity securities. Prerefunded municipal bonds and escrowed to maturity securities are bonds the principal and interest of which are to be paid by Treasuries, Agencies and other government securities that have been placed in escrow accounts. For both prerefunded and escrowed to maturity securities, the credit status is considered the same, the only difference is prerefundeds are paid off at a call date while escrowed to maturity are retired at maturity.

[1]	Effective April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2017. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	3

JPMorgan Municipal Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 23, 1993
With Sales Charge*		(4.10)%	1.37%	2.89%
Without Sales Charge		(0.40)	2.14	3.28
CLASS C SHARES	November 4, 1997
With CDSC**		(1.87)	1.56	2.70
Without CDSC		(0.87)	1.56	2.70
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	February 9, 1993	(0.16)	2.39	3.53

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/07 TO 2/28/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Municipal Income Fund, the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Index from February 28, 2007 to February 28, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

JPMorgan Ohio Municipal Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)[1]*	(0.36)%
Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (formerly Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index)	0.02%

Net Assets as of 2/28/2017 (In Thousands)	$121,426
Duration as of 2/28/2017	4.8 years

INVESTMENT OBJECTIVE**

The JPMorgan Ohio Municipal Bond Fund (the “Fund”) seeks current income exempt from federal income tax and Ohio personal income tax, consistent with the preservation of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2017, the Fund’s Class I Shares underperformed the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark”).

Relative to the Benchmark, the Fund’s overweight position and longer duration in local general obligation bonds was a leading detractor from performance during the reporting period.

Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates fall or rise, respectively, versus bonds with shorter duration. The Fund’s overweight position in the leasing sector also detracted from relative performance.

The Fund’s overweight positions and shorter relative duration in pre-refunded bonds and housing bonds were leading contributors to performance relative to the Benchmark. The Fund’s shorter duration in bonds rated AAA also helped relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s average duration contracted relative to the Benchmark as interest rates moved upward during the latter part of the reporting period. The Fund’s portfolio managers preferred to invest in issuances from large, highly rated state and local municipalities. Among revenue bond sectors, the Fund managers preferred essential service sectors. However, Fund positioning is generally a result of security structure, duration, credit quality and the unique characteristics of the Ohio municipal bond market.

CREDIT QUALITY ALLOCATIONS***
AAA	16.6%
AA	70.5
A	9.5
BBB	2.0
NR	1.4

J.P. Morgan Investment Management receives credit ratings on underlying securities of the portfolio from three major rating agencies — Standard & Poor’s (“S&P”), Moody’s and Fitch. When calculating credit quality breakdown, S&P is used as the primary independent rating agency source. Where an S&P rating is not available for a particular security, the Moody’s rating will be used, if available, and Fitch, if available, is used for securities not rated by Moody’s or S&P. Securities not rated by any of the three agencies are reflected as not rated (NR).

Although the Credit Quality Allocations table reflects the ratings of the bonds detailed in the Schedule of Investments, 22.1% of the investments in the table is held in prerefunded municipal bonds or escrowed to maturity securities. Prerefunded municipal bonds and escrowed to maturity securities are bonds the principal and interest of which are to be paid by Treasuries, Agencies and other government securities that have been placed in escrow accounts. For both prerefunded and escrowed to maturity securities, the credit status is considered the same, the only difference is prerefundeds are paid off at a call date while escrowed to maturity are retired at maturity.

[1]	Effective April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2017. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	5

JPMorgan Ohio Municipal Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		(4.33)%	0.89%	2.76%
Without Sales Charge		(0.59)	1.66	3.16
CLASS C SHARES	February 19, 2005
With CDSC**		(2.19)	1.05	2.54
Without CDSC		(1.19)	1.05	2.54
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	July 2, 1991	(0.36)	1.92	3.42

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/07 TO 2/28/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Ohio Municipal Bond Fund, the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Index from February 28, 2007 to February 28, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

JPMorgan Short-Intermediate Municipal Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares) [1]*	(0.37)%
Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index (formerly Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index)	0.29%

Net Assets as of 2/28/2017 (In Thousands)	$2,076,038
Duration as of 2/28/2017	3.2 years

INVESTMENT OBJECTIVE**

The JPMorgan Short-Intermediate Municipal Bond Fund (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2017, the Fund’s Select Class Shares underperformed the Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index (the “Benchmark”).

Relative to the Benchmark, the Fund’s longer duration profile detracted from performance as interest rates rose. Generally, bond yields in the three-to-five year portion of the yield curve rose more than the shorter and longer portions during the reporting period and the Fund’s overweight positions in the short and long portions of the curve also detracted from relative performance. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time. The Fund’s relative longer duration in the local general obligation and the hospital sectors also detracted from relative performance, as did the Fund’s underweight position in short duration pre-refunded bonds.

The Fund’s relative shorter duration in the electric sector and the industrial redevelopment revenue/pollution control revenue sector were leading positive contributors to performance relative to the Benchmark. The Fund’s underweight positions in bonds issued by the states of Florida and Massachusetts also contributed to relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund employed a bottom-up, security selection-based investment approach. The Fund’s portfolio managers sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk, while maintaining the Fund’s bias toward higher quality issuances.

CREDIT QUALITY ALLOCATIONS***
AAA	29.1%
AA	49.0
A	19.8
BBB	1.3
NR	0.8

J.P. Morgan Investment Management receives credit ratings on underlying securities of the portfolio from three major rating agencies — Standard & Poor’s (“S&P”), Moody’s and Fitch. When calculating credit quality breakdown, S&P is used as the primary independent rating agency source. Where an S&P rating is not available for a particular security, the Moody’s rating will be used, if available, and Fitch, if available, is used for securities not rated by Moody’s or S&P. Securities not rated by any of the three agencies are reflected as not rated (NR).

Although the Credit Quality Allocations table reflects the ratings of the bonds detailed in the Schedule of Investments, 4.7% of the investments in the table is held in prerefunded municipal bonds or escrowed to maturity securities. Prerefunded municipal bonds and escrowed to maturity securities are bonds the principal and interest of which are to be paid by Treasuries, Agencies and other government securities that have been placed in escrow accounts. For both prerefunded and escrowed to maturity securities, the credit status is considered the same, the only difference is prerefundeds are paid off at a call date while escrowed to maturity are retired at maturity.

[1]	Effective April 3, 2017, the Fund’s Select Class Shares were no longer offered.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2017. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	7

JPMorgan Short-Intermediate Municipal Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 4, 1998
With Sales Charge*		(2.96)%	0.03%	1.47%
Without Sales Charge		(0.69)	0.49	1.70
CLASS C SHARES	November 1, 2001
With CDSC**		(2.27)	(0.03)	1.18
Without CDSC		(1.27)	(0.03)	1.18
CLASS I SHARES (FORMERLY INSTITUTIONAL CLASS SHARES)	June 19, 2009	(0.20)	0.97	2.15
SELECT CLASS SHARES	May 4, 1998	(0.37)	0.75	1.96

*	Sales Charge for Class A Shares is 2.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/07 TO 2/28/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class I Shares prior to its inception are based on the performance of Select Class Shares. The actual returns of Class I Shares would have been different than those shown because Class I Shares had different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Short-Intermediate Municipal Bond Fund, the Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index and the Lipper Short-Intermediate Municipal Debt Funds Index from February 28, 2007 to February 28, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Short-Intermediate

Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index is an unmanaged index of investment grade tax-exempt municipal bonds with maturities of 1–5.999 years. The Lipper Short-Intermediate Municipal Debt Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

JPMorgan Tax Free Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(0.03)%
Bloomberg Barclays Municipal Bond Index (formerly Barclays Municipal Bond Index)	0.25%

Net Assets as of 2/28/2017 (In Thousands)	$322,395
Duration as of 2/28/2017	6.3 years

INVESTMENT OBJECTIVE**

The JPMorgan Tax Free Bond Fund (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2017, the Fund’s Class A Shares underperformed the Bloomberg Barclays Municipal Bond Index (the “Benchmark”).

Relative to the Benchmark, the Fund’s longer duration profile and its underweight position in A-rated bonds detracted from performance during the reporting period. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates fall or rise, respectively, versus bonds with shorter duration. The Fund’s longer duration profile in the special tax sector and its underweight position in industrial development revenue/pollution control revenue bond sector also detracted from relative performance.

During the reporting period, the Fund’s overall duration profile moved from being longer relative to the Benchmark to being shorter than the Benchmark, which helped relative performance as U.S. interest rates rose. Bonds with five-year maturities generally had negative returns during the reporting period and the Fund’s underweight position in the five-year portion of the yield curve also helped relative performance. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time. The Fund’s overweight position in pre-refunded bonds also helped relative performance.

HOW WAS THE FUND POSITIONED?

The Fund continued to employ a bottom-up, security selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. For liquidity, and to enhance the Fund’s overall credit quality, the Fund maintained its overweight position versus the Benchmark in pre-refunded bonds.

CREDIT QUALITY ALLOCATIONS***
AAA	18.7%
AA	59.4
A	13.0
BBB	6.0
NR	2.9

J.P. Morgan Investment Management receives credit ratings on underlying securities of the portfolio from three major rating agencies — Standard & Poor’s (“S&P”), Moody’s and Fitch. When calculating credit quality breakdown, S&P, is used as the primary independent rating agency source. Where an S&P rating is not available for a particular security, the Moody’s rating will be used, if available, and Fitch, if available, is used for securities not rated by Moody’s or S&P. Securities not rated by any of the three agencies are reflected as not rated (NR).

Although the Credit Quality Allocations table reflects the ratings of the bonds detailed in the Schedule of Investments, 22.1% of the investments in the table is held in prerefunded municipal bonds or escrowed to maturity securities. Prerefunded municipal bonds and escrowed to maturity securities are bonds the principal and interest of which are to be paid by Treasuries, Agencies and other government securities that have been placed in escrow accounts. For both prerefunded and escrowed to maturity securities, the credit status is considered the same, the only difference is prerefundeds are paid off at a call date while escrowed to maturity are retired at maturity.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2017. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	9

JPMorgan Tax Free Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 1, 1988
With Sales Charge*		(3.78)%	2.20%	3.28%
Without Sales Charge		(0.03)	2.99	3.68
CLASS C SHARES	July 1, 2008
With CDSC**		(1.66)	2.30	2.99
Without CDSC		(0.66)	2.30	2.99
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	February 1, 1995	0.09	3.16	3.86

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/07 TO 2/28/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception are based on the performance of Class B Shares, all of which converted to Class A Shares on June 19, 2015. The actual returns of Class C Shares would have been similar to those shown because Class C Shares had similar expenses to Class B Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Tax Free Bond Fund, the Bloomberg Barclays Municipal Bond Index and the Lipper General & Insured Municipal Debt Funds Index from February 28, 2007 to February 28, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Bloomberg Barclays Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper General & Insured Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. The Lipper General & Insured Municipal Debt Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $1,000 minimum initial investment and carry a 3.75% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

JPMorgan Ultra-Short Municipal Fund

FUND SUMMARY

FOR THE PERIOD MAY 31, 2016 (FUND INCEPTION DATE) THROUGH FEBRUARY 28, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)[1]*	0.65%
Bloomberg Barclays 1 Year Municipal Bond Index (formerly Barclays 1 Year Municipal Bond Index)	0.51%

Net Assets as of 2/28/2017 (In Thousands)	$32,175
Duration as of 2/28/2017	0.7 years

INVESTMENT OBJECTIVE**

The JPMorgan Ultra-Short Municipal Fund (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the period ended February 28, 2017, the Fund’s Class I Shares outperformed the Bloomberg Barclays 1 Year Municipal Bond Index (the “Benchmark”). Relative to the Benchmark, the Fund’s shorter duration profile was a leading contributor to performance amid rising interest rates. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates fall or rise, respectively, versus bonds with shorter duration. Overall, lower quality bonds generally outperformed higher quality bonds and the Fund’s overweight position in bonds rated A and BBB, as well as its underweight position in bonds rated AAA also contributed to relative performance. The Fund’s overweight position in education bonds was the leading detractor from relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s managers sought to maintain an average weighted maturity of two years or less and used a risk/reward analysis to identify investments that they believed would perform well over market cycles.

CREDIT QUALITY ALLOCATIONS***
AAA	13.8%
AA	48.7
A	20.5
BBB	9.7
BB	1.5
NR	5.8

J.P. Morgan Investment Management receives credit ratings on underlying securities of the portfolio from three major rating agencies — Standard and Poor’s (“S&P”), Moody’s and Fitch. When calculating credit quality breakdown, S&P is used as the primary independent rating agency source. Where an S&P rating is not available for a particular security, the Moody’s rating will be used, if available, and Fitch, if available, is used for securities not rated by Moody’s or S&P. Securities not rated by any of the three agencies are reflected as not rated (NR).

Although the Credit Quality Allocations table reflects the ratings of the bonds detailed in the Schedule of Investments, 4.8% of the investments in the table is held in prerefunded municipal bonds or escrowed to maturity securities. Prerefunded municipal bonds and escrowed to maturity securities are bonds the principal and interest of which are to be paid by Treasuries, Agencies and other government securities that have been placed in escrow accounts. For both prerefunded and escrowed to maturity securities, the credit status is considered the same, the only difference is prerefundeds are paid off at a call date while escrowed to maturity are retired at maturity.

[1]	Effective April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2017. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	11

JPMorgan Ultra-Short Municipal Fund

FUND SUMMARY

FOR THE PERIOD MAY 31, 2016 (FUND INCEPTION DATE) THROUGH FEBRUARY 28, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2017

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	May 31, 2016
With Sales Charge**		(1.74)%
Without Sales Charge		0.52
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	May 31, 2016	0.65

*	Not annualized.
**	Sales Charge for Class A Shares is 2.25%.

LIFE OF FUND PERFORMANCE (5/31/16 TO 2/28/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2016.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Ultra-Short Municipal Fund, the Bloomberg Barclays 1 Year Municipal Bond Index and the Lipper Short Municipal Debt Funds Index from May 31, 2016 to February 28, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays 1 Year Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Short Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays 1 Year Municipal Bond Index is an unmanaged index that includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, and have maturities of 1 to 2 years.

The Lipper Short Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception of the Fund on May 31, 2016 until August 31, 2016, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — 93.9% (t)
	Alabama — 0.8%
	Utility — 0.8%
2,000	The Lower Alabama Gas District, Gas Project, Series A, Rev., 5.000%, 09/01/31	2,268

	Alaska — 0.8%
	Housing — 0.4%
1,000	Alaska Housing Finance Corp., General Mortgage, Series A, Rev., 3.500%, 06/01/46	1,053

	Other Revenue — 0.4%
1,195	Northern Tobacco Securitization Corp., Series A, Rev., 4.625%, 06/01/23	1,201

	Total Alaska	2,254

	Arizona — 2.1%
	Water & Sewer — 2.1%
2,645	City of Scottsdale, Water & Sewer System, Rev., 5.250%, 07/01/22	3,140
2,150	City of Tucson, Water System, Rev., 5.000%, 07/01/24	2,558

	Total Arizona	5,698

	California — 1.7%
	General Obligation — 0.3%
1,000	Salinas Union High School District, GO, BAN, Zero Coupon, 08/01/20	939

	Housing — 0.1%
205	California Rural Home Mortgage Finance Authority, Single Family Mortgage, Mortgage-Backed Security Program, Series A, Rev., GNMA/FNMA/FHLMC, 5.400%, 12/01/36	209

	Industrial Development Revenue/Pollution Control Revenue — 0.6%
1,750	California Pollution Control Financing Authority, Solid Waste Disposal, Waste Management, Inc. Project, Series B-2, Rev., VAR, AMT, 3.125%, 11/03/25	1,750

	Other Revenue — 0.3%
750	State of California, Department of Veterans Affairs, Series B, Rev., 3.500%, 12/01/45	792

	Transportation — 0.4%
1,000	Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area, Series C, Rev., VAR, 1.875%, 04/01/19	1,011

	Total California	4,701

	Colorado — 2.4%
	Certificate of Participation/Lease — 0.2%
625	Pueblo County Judicial Complex Project, COP, AGM, 5.000%, 09/15/21	705

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Education — 0.4%
	Colorado Educational & Cultural Facilities Authority, University Corp. for Atmospheric Research Project,
450	Rev., 4.000%, 09/01/20	485
470	Rev., 5.000%, 09/01/22	536

		1,021

	General Obligation — 0.4%
1,000	Douglas County School District No. Re-1, Douglas & Elbert Counties, GO, 5.250%, 12/15/20	1,147

	Hospital — 1.3%
2,415	Colorado Health Facilities Authority, Parkview Medical Center, Inc., Project, Series B, Rev., 5.000%, 09/01/22	2,457
1,000	University of Colorado Hospital Authority, Series C-1, Rev., VAR, 4.000%, 03/01/20	1,063

		3,520

	Housing — 0.1%
	Denver City & County, Single Family Home Mortgage, Metropolitan Mayors Caucus Program,
70	Rev., GNMA COLL, 6.150%, 11/01/34	71
25	Series A, Rev., GNMA/FNMA/FHLMC, 7.300%, 11/01/31	25
115	El Paso County, Single Family Mortgage, Southern Front Range Region Program, Series E, Rev., AMT, GNMA/FNMA/FHLMC, 5.850%, 04/01/41	117

		213

	Total Colorado	6,606

	Connecticut — 2.4%
	Education — 1.6%
	Connecticut State Higher Education Supplemental Loan Authority, CHESLA Loan Program,
760	Series A, Rev., 4.000%, 11/15/19	794
1,560	Series A, Rev., 5.250%, 11/15/23	1,740
1,500	Series A, Rev., 5.250%, 11/15/24	1,672

		4,206

	Housing — 0.8%
	Connecticut Housing Finance Authority, Housing Mortgage Finance Program,
585	Subseries A-1, Rev., 4.000%, 11/15/45	627
500	Subseries A-1, Rev., 4.000%, 11/15/47	540
990	Subseries E-1, Rev., 3.500%, 11/15/46	1,044

		2,211

	Total Connecticut	6,417

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	13

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Delaware — 0.2%
	Housing — 0.2%
	Delaware State Housing Authority, Senior Single Family Mortgage,
375	Series A-1, Rev., AMT, 4.900%, 07/01/29	394
205	Series D-1, Rev., AMT, GNMA/FNMA/FHLMC, 4.625%, 01/01/23	206

	Total Delaware	600

	District of Columbia — 1.3%
	Water & Sewer — 1.3%
3,000	District of Columbia Water & Sewer Authority Public Utility, Subordinate Lien, Green Bonds, Series A, Rev., 5.000%, 10/01/45	3,388

	Florida — 12.9%
	Certificate of Participation/Lease — 3.9%
4,000	Collier County School Board, Master Lease Program, Series A, COP, AGM, 5.250%, 02/15/21	4,564
2,250	South Florida Water Management District, COP, 5.000%, 10/01/32	2,554
3,000	The School Board of Miami-Dade County, Series D, COP, 5.000%, 02/01/27	3,488

		10,606

	Hospital — 0.5%
1,100	Palm Beach County Health Facilities Authority, Hospital, BRRH Corp. Obligated Group, Rev., 5.000%, 12/01/21	1,240

	Housing — 1.0%
345	Broward County Housing Finance Authority, Series B, Rev., AMT, GNMA/FNMA/FHLMC, 4.500%, 04/01/27	345
	Florida Housing Finance Corp., Homeowner Mortgage, Special Program,
510	Series A, Rev., GNMA/FNMA/FHLMC, 5.000%, 07/01/28	530
570	Series B, Rev., GNMA COLL, 4.500%, 01/01/29	600
525	Series B, Rev., GNMA/FNMA/FHLMC, 4.500%, 01/01/29	553
415	Orange County Housing Finance Authority, Multi-County Program, Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.125%, 09/01/38	425
310	Pinellas County Housing Finance Authority, Multi-County Program, Series A-2, Rev., AMT, GNMA/FNMA/FHLMC, 4.900%, 09/01/27	310

		2,763

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Industrial Development Revenue/Pollution Control Revenue — 1.8%
835	Broward County Fuel System, Fort Lauderdale Fuel Facilities LLC Project, Series A, Rev., AMT, AGM, 5.000%, 04/01/24	938
500	County of Escambia, Pollution Control, Gulf Power Company Project, Rev., VAR, 2.100%, 04/11/19	507
1,600	County of Lee, Florida Solid Waste System, Rev., AMT, NATL-RE, 5.000%, 10/01/22	1,817
1,545	Palm Beach County, Solid Waste Authority, Rev., BHAC, 5.500%, 10/01/22	1,719

		4,981

	Other Revenue — 0.9%
2,000	Miami Beach Redevelopment Agency, Historic Convention Village, Series A, Rev., 5.000%, 02/01/27	2,307

	Prerefunded — 0.2%
455	Palm Beach County, Solid Waste Authority, Rev., BHAC, 5.500%, 10/01/19 (p)	506

	Transportation — 1.7%
2,635	City of Orlando, Greater Orlando Aviation Authority, Airport Facilities, Series B, Rev., AMT, 5.000%, 10/01/26	2,916
1,500	Tampa-Hillsborough County Expressway Authority, Series A, Rev., 5.000%, 07/01/27	1,692

		4,608

	Utility — 2.9%
5,000	City of Port St. Lucie, Utility Systems, Rev., NATL-RE, 5.250%, 09/01/24	5,902
800	Florida Municipal Power Agency, All Requirements Power Supply Project, Series A, Rev., 5.000%, 10/01/30	928
1,000	Pasco County, Solid Waste Disposal & Resource Recovery System, Rev., AMT, 5.000%, 10/01/20	1,119

		7,949

	Total Florida	34,960

	Georgia — 0.9%
	Hospital — 0.4%
860	Gainesville & Hall County Hospital Authority, Northeast Georgia Health System, Inc. Project, Series A, Rev., RAN, 5.000%, 02/15/26	997

	Housing — 0.5%
540	Atlanta Urban Residential Finance Authority, Single Family Mortgage, Mortgage-Backed Securities Program, Series B, Rev., GNMA/FNMA/FHLMC, 5.500%, 03/01/41	567

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Housing — continued
750	Georgia Housing & Finance Authority, Single Family Mortgage, Series A, Rev., 4.000%, 12/01/47	811

		1,378

	Total Georgia	2,375

	Illinois — 1.4%
	General Obligation — 0.8%
2,000	Chicago Board of Education, Series C, GO, AGC-ICC, 5.250%, 12/01/26	2,088

	Housing — 0.6%
	City of Aurora, Single Family Mortgage,
193	Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.500%, 12/01/39	199
179	Series B, Rev., GNMA/FNMA/FHLMC, 5.450%, 12/01/39	183
20	City of Peoria, City of Moline & City of Freeport, Collateralized Single Family Mortgage, Series A, Rev., GNMA COLL, 7.600%, 04/01/27	20
1,300	Illinois Housing Development Authority, Homeowner Mortgage, Series C, Rev., 3.500%, 08/01/46	1,363

		1,765

	Total Illinois	3,853

	Indiana — 3.1%
	Hospital — 0.7%
1,670	Indiana Health Facility Financing Authority, Ascension Health Credit Group, Series A-1, Rev., 5.000%, 11/15/34	1,874

	Housing — 0.3%
625	Indiana Housing & Community Development Authority, Home First Mortgage, Series A, Rev., GNMA/FNMA/FHLMC, 4.500%, 06/01/28	657

	Industrial Development Revenue/Pollution Control Revenue — 1.6%
2,000	City of Whiting, Environmental Facilities, BP Products North America, Inc. Project, Rev., VAR, AMT, 5.000%, 11/01/22	2,260
1,880	County of St. Joseph, Economic Development, St. Mary’s College Project, Series A, Rev., 5.000%, 04/01/26	2,181

		4,441

	Water & Sewer — 0.5%
1,250	Indiana State Finance Authority, First Lien Wastewater Utility, CWA Authority Project, Series A, Rev., 5.000%, 10/01/30	1,405

	Total Indiana	8,377

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Iowa — 0.9%
	Education — 0.6%
	Iowa Student Loan Liquidity Corp., Student Loan,
500	Series A, Rev., AMT, 5.000%, 12/01/18	531
1,000	Series A, Rev., AMT, 5.000%, 12/01/25	1,133

		1,664

	Housing — 0.3%
	Iowa Finance Authority, Single Family Mortgage, Mortgage-Backed Securities Program,
135	Series 1, Rev., GNMA/FNMA/FHLMC, 5.000%, 07/01/28	141
685	Series A, Rev., GNMA/FNMA/FHLMC, 4.000%, 07/01/46	735

		876

	Total Iowa	2,540

	Kentucky — 0.2%
	Industrial Development Revenue/Pollution Control Revenue — 0.2%
500	County of Carroll, Pollution Control, Kentucky Utilities Company Project, Series A, Rev., VAR, 1.050%, 09/01/19	494

	Louisiana — 0.3%
	Housing — 0.3%
148	East Baton Rouge Mortgage Finance Authority, Single Family Mortgage, Mortgage-Backed Securities Program, Series A-2, Rev., GNMA/FNMA/FHLMC, 5.250%, 10/01/39	152
350	Louisiana Housing Finance Agency, Single Family Mortgage, Home Ownership Program, Series A, Rev., GNMA/FNMA/FHLMC, 5.500%, 06/01/40	359
140	Louisiana Housing Finance Agency, Single Family Mortgage, Mortgage-Backed Securities Program, Series A, Rev., GNMA/FNMA/FHLMC, 4.600%, 12/01/28	144

	Total Louisiana	655

	Maine — 0.6%
	Housing — 0.6%
	Maine State Housing Authority,
1,010	Series A, Rev., 4.000%, 11/15/45	1,079
325	Series A-1, Rev., AMT, 4.500%, 11/15/28	342
265	Series B, Rev., 4.000%, 11/15/43	278

	Total Maine	1,699

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	15

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Massachusetts — 9.1%
	Education — 0.8%
1,000	Massachusetts Educational Financing Authority, Education Loan, Rev., AMT, 5.000%, 07/01/21	1,103
820	Massachusetts Health & Educational Facilities Authority, Massachusetts Institute of Technology, Series L, Rev., 5.250%, 07/01/33	1,050

		2,153

	General Obligation — 1.1%
2,500	Commonwealth of Massachusetts, Series B, GO, AGM, 5.250%, 09/01/21	2,920

	Housing — 0.3%
	Massachusetts Housing Finance Agency, Single Family Housing,
405	Series 169, Rev., 4.000%, 12/01/44	424
500	Series 183, Rev., 3.500%, 12/01/46	524

		948

	Water & Sewer — 6.9%
5,000	Massachusetts Water Pollution Abatement Trust, Pool Program, Rev., 5.250%, 08/01/24	6,134
	Massachusetts Water Resources Authority,
7,925	Series B, Rev., AGM, 5.250%, 08/01/28	9,904
2,000	Series B, Rev., AGM, 5.250%, 08/01/29	2,515

		18,553

	Total Massachusetts	24,574

	Michigan — 1.3%
	Housing — 0.5%
1,330	Michigan State Housing Development Authority, Single-Family Mortgage, Series B, Rev., 3.500%, 06/01/47	1,391

	Industrial Development Revenue/Pollution Control Revenue — 0.8%
570	Michigan Strategic Fund, The Detroit Edison Company Pollution Control Bonds Project, Series CC, Rev., VAR, 1.450%, 09/01/21	556
1,395	Saginaw County Economic Development Corp., BGI South LLC-Recovery Zone, Rev., 5.000%, 12/01/20	1,526

		2,082

	Total Michigan	3,473

	Minnesota — 2.5%
	General Obligation — 0.0% (g)
35	State of Minnesota, Series A, GO, 5.000%, 10/01/21 (p)	40

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Housing — 2.5%
	Dakota County Community Development Agency, Single Family Mortgage, Mortgage-Backed Securities Program,
415	Series A, Rev., GNMA/FNMA/FHLMC, 4.500%, 06/01/35	437
382	Series A, Rev., GNMA/FNMA/FHLMC, 5.125%, 12/01/40	384
17	Series B, Rev., GNMA/FNMA/FHLMC, 5.150%, 12/01/38	17
590	Minneapolis Community Development Agency, Multi-Family Housing, Riverside Homes Project, Rev., 6.100%, 09/01/19	592
	Minneapolis/St. Paul Housing Finance Board, Single Family Mortgage, Mortgage-Backed Securities Program, City Living Home Programs,
172	Series A-1, Rev., GNMA/FNMA/FHLMC, 5.250%, 12/01/40	173
535	Series A-2, Rev., GNMA/FNMA/FHLMC, 5.520%, 03/01/41	563
	Minnesota Housing Finance Agency, Homeownership Finance, Mortgage-Backed Securities Program,
520	Series A, Rev., GNMA/FNMA/FHLMC, 4.250%, 07/01/28	540
285	Series D, Rev., GNMA/FNMA/FHLMC, 4.500%, 07/01/34	297
	Minnesota Housing Finance Agency, Non Profit Housing, State Appropriation,
1,015	Rev., 5.250%, 08/01/24	1,147
1,070	Rev., 5.250%, 08/01/25	1,208
825	Rev., 5.250%, 08/01/26	930
390	Minnesota Housing Finance Agency, Residential Housing Finance, Series D, Rev., GNMA/FNMA/FHLMC, 4.000%, 07/01/40	404

		6,692

	Total Minnesota	6,732

	Mississippi — 0.7%
	Housing — 0.7%
590	Mississippi Home Corp., Home Ownership Mortgage, Series A, Rev., GNMA COLL, 4.500%, 12/01/31	617
1,165	Mississippi Home Corp., Single Family Mortgage, Series B-1, Rev., GNMA/FNMA/FHLMC, 5.375%, 12/01/38	1,206

	Total Mississippi	1,823

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Missouri — 1.6%
	Housing — 0.8%
1,865	Missouri Housing Development Commission, Single Family Mortgage, First Place Homeownership Loan Program, Series B, Rev., GNMA/FNMA/FHLMC COLL, 3.500%, 05/01/41	1,964
280	Missouri Housing Development Commission, Single Family Mortgage, Special Homeownership Loan Program, Series E-1, Rev., GNMA/FNMA/FHLMC, 5.000%, 11/01/27	295

		2,259

	Transportation — 0.8%
2,105	City of St. Louis, Lambert-St. Louis International Airport, Series B, Rev., AMT, AGM, 5.000%, 07/01/19	2,134

	Total Missouri	4,393

	Nevada — 0.0% (g)
	Housing — 0.0% (g)
73	Nevada Rural Housing Authority, Single Family Mortgage, Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.200%, 11/01/40	75

	New Hampshire — 2.1%
	Education — 2.0%
	City of Manchester, School Facilities,
3,545	Rev., NATL-RE, 5.500%, 06/01/24	4,302
900	Rev., NATL-RE, 5.500%, 06/01/27	1,125

		5,427

	Housing — 0.1%
245	New Hampshire Housing Finance Authority, Single Family Mortgage, Series E, Rev., 6.625%, 07/01/38	259

	Total New Hampshire	5,686

	New Jersey — 3.3%
	Education — 1.0%
250	New Jersey Educational Facilities Authority, College of New Jersey Issue, Series A, Rev., 5.000%, 07/01/18	263
	New Jersey Higher Education Student Assistance Authority, Senior Student Loan,
500	Series 1A, Rev., AMT, 5.000%, 12/01/19	537
1,750	Series 1A, Rev., AMT, 5.000%, 12/01/24	1,943

		2,743

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — 0.5%
1,215	Egg Harbor Township Board of Education, GO, AGM, 5.750%, 07/15/24	1,494

	Hospital — 0.8%
	New Jersey Health Care Facilities Financing Authority, University Hospital Issue,
1,000	Series A, Rev., AGM, 5.000%, 07/01/22	1,128
820	Series A, Rev., AGM, 5.000%, 07/01/23	932

		2,060

	Industrial Development Revenue/Pollution Control Revenue — 0.2%
500	Gloucester County Improvement Authority, Solid Waste Resource Recovery, Waste Management, Inc. Project, Series A, Rev., VAR, 2.125%, 12/01/17	503

	Transportation — 0.8%
2,000	New Jersey Transportation Trust Fund Authority, Transportation System, Series A, Rev., 5.500%, 12/15/21	2,191

	Total New Jersey	8,991

	New York — 10.8%
	Housing — 1.5%
	New York Mortgage Agency, Homeowner Mortgage,
1,745	Series 195, Rev., 4.000%, 10/01/46	1,878
1,665	Series 197, Rev., 3.500%, 10/01/44	1,755
345	New York State Mortgage Agency, 39th Series, Rev., 5.000%, 04/01/28	362

		3,995

	Other Revenue — 2.8%
4,000	New York State Dormitory Authority, State Sales Tax, Series B, Rev., 5.000%, 03/15/30	4,713
	Niagara Tobacco Asset Securitization Corp., Tobacco Settlement Asset-Backed Bonds,
400	Rev., 5.000%, 05/15/22	452
1,660	Rev., 5.000%, 05/15/23	1,896
500	TSASC, Inc., Tobacco Settlement, Series B, Rev., 5.000%, 06/01/20	537

		7,598

	Prerefunded — 0.0% (g)
5	New York State Dormitory Authority, Series A, Rev., 5.250%, 02/15/19 (p)	5

	Special Tax — 0.8%
1,995	New York State Dormitory Authority, Series A, Rev., 5.250%, 02/15/24	2,154

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	17

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Transportation — 3.0%
3,000	Metropolitan Transportation Authority, Dedicated Tax Fund, Series A, Rev., 5.000%, 11/15/29	3,502
3,000	Port Authority of New York & New Jersey, Consolidated, 194th Series, Rev., 5.000%, 10/15/30	3,515
1,000	Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Series B, Rev., 5.000%, 11/15/29	1,164

		8,181

	Water & Sewer — 2.7%
1,000	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2015, Series FF, Rev., 5.000%, 06/15/31	1,166
	New York State Environmental Facilities Corp., State Clean Water & Drinking Water Revolving Funds, New York City Municipal Water Finance Authority Projects — Second Resolution,
2,500	Series A, Rev., 5.250%, 06/15/27	2,730
3,000	Series B, Rev., 5.000%, 06/15/28	3,423

		7,319

	Total New York	29,252

	North Carolina — 2.5%
	Housing — 0.2%
500	North Carolina Housing Finance Agency, Homeownership, Series A, Rev., AMT, 3.500%, 07/01/39	524

	Other Revenue — 0.4%
1,000	County of Randolph, Limited Obligation, Series B, Rev., 5.000%, 10/01/26	1,192

	Prerefunded — 0.6%
1,355	University of North Carolina, Series A, Rev., 5.250%, 10/01/19 (p)	1,498

	Water & Sewer — 1.3%
3,330	City of Charlotte, Water & Sewer System, Rev., 5.250%, 07/01/22	3,636

	Total North Carolina	6,850

	North Dakota — 2.4%
	Housing — 1.6%
	North Dakota Housing Finance Agency, Home Mortgage Finance Program,
460	Series B, Rev., 5.000%, 07/01/28	485
610	Series D, Rev., 3.500%, 07/01/46	641
1,945	Series D, Rev., 4.000%, 07/01/46	2,086

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Housing — continued
645	Series D, Rev., 4.500%, 01/01/29	673
495	Series F, Rev., AMT, 4.500%, 01/01/35	517

		4,402

	Utility — 0.8%
2,000	McLean County, Solid Waste Facilities, Great River Energy Project, Series A, Rev., 4.875%, 07/01/26	2,115

	Total North Dakota	6,517

	Ohio — 2.1%
	General Obligation — 0.7%
1,500	Lakota Local School District, Series A, GO, NATL-RE, 5.250%, 12/01/25	1,826

	Housing — 0.7%
1,570	Ohio Housing Finance Agency Residential Mortgage, Mortgage-Backed Securities Program, Series D, Rev., 4.000%, 03/01/47	1,688
30	Ohio Housing Finance Agency, Single Family Mortgage, Series 1, Rev., GNMA/FNMA/FHLMC, 5.000%, 11/01/28	31

		1,719

	Industrial Development Revenue/Pollution Control Revenue — 0.7%
1,615	Ohio State Water Development Authority, Water Pollution Control Loan Fund, Series B, Rev., 5.000%, 12/01/29	1,922

	Utility — 0.0% (g)
75	American Municipal Power, Inc., Unrefunded Balance, Prairie State Energy Campus Project, Series A, Rev., 5.250%, 02/15/21	78

	Total Ohio	5,545

	Oklahoma — 0.4%
	Housing — 0.4%
600	Oklahoma County Home Finance Authority, Single Family Mortgage-Backed Securities Program, Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.400%, 10/01/38	618
460	Oklahoma Housing Finance Agency, Single Family Mortgage, Homeownership Loan Program, Series A, Rev., GNMA COLL, 4.375%, 09/01/27	476

		1,094

	Other Revenue — 0.0% (g)
38	IDK Partners III Trust, Mortgage Pass-Through Certificates, Class A, Rev., 5.100%, 08/01/23	38

	Total Oklahoma	1,132

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Oregon — 0.5%
	Housing — 0.5%
1,240	Oregon State Housing & Community Services Department, Single Family Mortgage Program, Series B, Rev., AMT, 5.000%, 07/01/30	1,319

	Pennsylvania — 3.1%
	Housing — 1.7%
	Pennsylvania Housing Finance Agency, Single Family Mortgage,
1,735	Series 118A, Rev., AMT, 3.500%, 04/01/40	1,802
1,945	Series 121, Rev., 3.500%, 10/01/46	2,041
600	Series 122, Rev., 4.000%, 10/01/46	645

		4,488

	Industrial Development Revenue/Pollution Control Revenue — 0.4%
1,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal, Waste Management, Inc. Project, Series A, Rev., 2.625%, 11/01/21	1,026

	Other Revenue — 0.8%
2,000	Philadelphia Redevelopment Authority, Neighborhood Transformation Initiative, Rev., 5.000%, 04/15/19	2,149

	Transportation — 0.2%
600	Allegheny County Airport Authority, Pittsburgh International Airport, Series A-1, Rev., AMT, 5.000%, 01/01/26	652

	Total Pennsylvania	8,315

	Rhode Island — 1.7%
	Education — 0.6%
	Rhode Island Student Loan Authority, Student Loan Program,
650	Series A, Rev., AMT, 5.000%, 12/01/18	686
1,000	Series A, Rev., AMT, 5.000%, 12/01/19	1,077

		1,763

	Transportation — 1.1%
2,600	Rhode Island Economic Development Corp., Series B, Rev., 5.000%, 07/01/22	2,906

	Total Rhode Island	4,669

	South Carolina — 0.5%
	Housing — 0.5%
	South Carolina State Housing Finance & Development Authority,
320	Series 1, Rev., GNMA COLL, 5.000%, 01/01/28	337

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Housing — continued
400	Series A, Rev., 4.000%, 01/01/47	432
560	Series B-2, Rev., AMT, 4.000%, 07/01/43	594

	Total South Carolina	1,363

	South Dakota — 1.0%
	Housing — 1.0%
	South Dakota Housing Development Authority, Homeownership Mortgage,
2,335	Series D, Rev., 4.000%, 11/01/45	2,512
135	Series E, Rev., 6.000%, 11/01/38	135

	Total South Dakota	2,647

	Tennessee — 2.5%
	Housing — 0.4%
95	Tennessee Housing Development Agency, Homeownership Program, Series 1C, Rev., AMT, 3.750%, 01/01/25	96
	Tennessee Housing Development Agency, Housing Finance Program,
510	Series A-1, Rev., 5.000%, 01/01/27	529
55	Series A-2, Rev., 4.200%, 07/01/25	56
320	Tennessee Housing Development Agency, Residential Finance Program, Series 2B, Rev., 4.000%, 07/01/43	336

		1,017

	Transportation — 0.4%
1,000	Memphis-Shelby County Airport Authority, Series B, Rev., AMT, 5.750%, 07/01/25	1,095

	Utility — 0.8%
2,000	Tennessee Energy Acquisition Corp., Gas Project, Series A, Rev., 5.250%, 09/01/21	2,243

	Water & Sewer — 0.9%
2,000	Nashville & Davidson County Metropolitan Government, Water & Sewer, Series A, Rev., AGM, 5.250%, 01/01/21	2,292

	Total Tennessee	6,647

	Texas — 4.2%
	General Obligation — 1.1%
2,000	Socorro Independent School District, Series A, GO, PSF-GTD, 5.000%, 08/15/24	2,396
450	State of Texas, Water Financial Assistance, Series D, GO, 5.000%, 05/15/33	520

		2,916

	Housing — 0.7%
1,070	Multi-Family Housing, Bond Pass-Through Certificates, Grand Reserve Apartments, Series 8, Rev., VAR, 5.950%, 11/01/23	1,071

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	19

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Housing — continued
670	Texas Department of Housing & Community Affairs, Residential Mortgage, Series A, Rev., GNMA/FNMA/FHLMC, 5.000%, 07/01/29	712
203	West Central Regional Housing Finance Corp., Mortgage-Backed Securities Program, Single Family Mortgage, Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.350%, 12/01/39	203

		1,986

	Industrial Development Revenue/Pollution Control Revenue — 1.2%
	Harris County Industrial Development Corp., Solid Waste Disposal, Deer Park Refining Limited Partnership Project,
900	Rev., 4.700%, 05/01/18	929
2,000	Rev., 5.000%, 02/01/23	2,165

		3,094

	Transportation — 1.2%
2,800	Dallas Area Rapid Transit, Senior Lien, Series A, Rev., 5.000%, 12/01/32	3,245

	Total Texas	11,241

	Utah — 2.6%
	Housing — 2.2%
1,865	Utah Housing Corp., Single Family Mortgage, Series D, Rev., FHA, 4.000%, 01/01/45	1,990
3,245	Utah State Board of Regents, Student Fee & Housing System, Rev., NATL-RE, 5.250%, 04/01/23	3,844

		5,834

	Other Revenue — 0.4%
970	Utah Transit Authority, Sales Tax, Series C, Rev., AGM, 5.250%, 06/15/29	1,208

	Total Utah	7,042

	Vermont — 4.1%
	Education — 1.8%
	Vermont Student Assistance Corp., Education Loan,
1,000	Series A, Rev., AMT, 5.000%, 06/15/23	1,098
1,400	Series A, Rev., AMT, 5.000%, 06/15/24	1,539
2,150	Series A, Rev., AMT, 5.000%, 06/15/25	2,357

		4,994

	Housing — 2.3%
	Vermont Housing Finance Agency, Multiple Purpose,
1,800	Series A, Rev., AMT, 4.000%, 11/01/46	1,885

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Housing — continued
2,060	Series B, Rev., AMT, 3.750%, 11/01/45	2,137
365	Series B, Rev., AMT, 4.125%, 11/01/42	377
1,650	Series C, Rev., AMT, GNMA/FNMA/FHLMC COLL, 4.000%, 11/01/46	1,759

		6,158

	Total Vermont	11,152

	Washington — 1.8%
	General Obligation — 0.9%
2,000	State of Washington, Motor Vehicle Fuel Tax, Series B, GO, 5.000%, 07/01/22	2,340

	Housing — 0.2%
500	Washington Housing Finance Commission, Single-Family Program, Series 2A-R, Rev., AMT, 3.500%, 12/01/46	520

	Transportation — 0.5%
1,300	Port of Seattle, Series B, Rev., AMT, 5.000%, 09/01/25	1,452

	Utility — 0.2%
500	Chelan County Public Utility District No.1, Series A, Rev., AMT, 5.500%, 07/01/26	564

	Total Washington	4,876

	West Virginia — 1.1%
	Other Revenue — 1.1%
2,690	West Virginia Economic Development Authority, Lease, Correctional Juvenile & Public Safety Facilities, Series A, Rev., 5.000%, 06/01/29	3,058

	Total Municipal Bonds (Cost $247,613)	254,257

Weekly Demand Note — 1.5% (t)
	Connecticut — 1.5%
	Housing — 1.5%
4,000	Connecticut Housing Finance Authority, Housing Mortgage Finance Program, Series C-1, Rev., VRDO, 0.620%, 03/01/17 (Cost $4,000)	4,000

SHARES
Investment Company — 2.0%
391	Nuveen Quality Municipal Income Fund (Cost $5,430)	5,432

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.9%
	Investment Company — 1.9%
5,140	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.450% (b) (l) (Cost $5,140)	5,140

	Total Investments — 99.3% (Cost $262,183)	268,829
	Other Assets in Excess of Liabilities — 0.7%	1,982

	NET ASSETS — 100.0%	$270,811

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	21

JPMorgan Ohio Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — 97.5% (t)
	California — 2.6%
	General Obligation — 2.6%
2,700	Foothill-De Anza Community College District, Series B, GO, NATL-RE, Zero Coupon, 08/01/28	1,880
1,500	Napa & Sonoma Counties Valley Community College District, Election of 2002, Series C, GO, NATL-RE, Zero Coupon, 08/01/20	1,292

	Total California	3,172

	Illinois — 1.2%
	Water & Sewer — 1.2%
1,500	City of Chicago, Water, Second Lien, Series A, Rev., AMBAC, 5.000%, 11/01/20	1,505

	Ohio — 92.5%
	Certificate of Participation/Lease — 1.6%
1,800	Ohio State Department of Administrative Services, State Taxation Accounting & Revenue System Project, COP, 5.000%, 09/01/18	1,908

	Education — 10.5%
1,285	Cuyahoga Community College District, General Receipts, Series D, Rev., 5.000%, 08/01/27	1,466
565	Miami University, A State University of Ohio, Rev., 5.000%, 09/01/33	651
	Ohio State University, General Receipts,
85	Series D, Rev., 5.000%, 12/01/26 (p)	105
85	Series D, Rev., 5.000%, 12/01/27 (p)	106
500	Ohio State University, General Receipts, Special Purpose, Series A, Rev., 5.000%, 06/01/28	575
	Ohio State University, General Receipts, Unrefunded Balance,
1,915	Series D, Rev., 5.000%, 12/01/26	2,341
1,915	Series D, Rev., 5.000%, 12/01/27	2,355
1,650	State of Ohio, Higher Educational Facility, Case Western Reserve University 2006 Project, Rev., NATL-RE, 5.250%, 12/01/19	1,829
2,000	State of Ohio, Higher Educational Facility, University of Dayton 2013 Project, Rev., 5.000%, 12/01/28	2,256
1,000	Wright State University, General Receipts, Series A, Rev., 5.000%, 05/01/26	1,109

		12,793

	General Obligation — 18.4%
1,240	City of Cleveland, Various Purpose, GO, 5.000%, 12/01/26	1,445
2,470	City of Columbus, Unlimited Tax, Various Purpose, Series B, GO, 5.000%, 12/01/32	2,871

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — continued
2,500	County of Butler, Lakota Local School District, Series A, GO, NATL-RE, FGIC, 5.250%, 12/01/24	3,019
	County of Hamilton, Cincinnati City School District, Board of Education, Classroom Facilities Construction & Improvement,
1,000	GO, NATL-RE, FGIC, 5.250%, 12/01/20	1,141
3,000	GO, NATL-RE, FGIC, 5.250%, 12/01/24	3,630
1,800	GO, NATL-RE, 5.250%, 12/01/25	2,185
1,000	Franklin & Licking Counties, New Albany Plain Local School District, Various Purpose, GO, 5.000%, 12/01/25	1,120
1,500	State of Ohio, Common Schools, Series B, GO, 5.000%, 09/15/26	1,703
	State of Ohio, Higher Educational,
1,500	Series C, GO, 5.000%, 11/01/31	1,744
1,000	Series C, GO, 5.000%, 11/01/33	1,151
1,000	State of Ohio, Infrastructure Improvement, Series C, GO, 5.000%, 03/01/29	1,147
1,000	Toledo City School District, School Facilities Improvement, GO, 5.000%, 12/01/23	1,129

		22,285

	Hospital — 9.8%
	County of Franklin, Hospital Facilities, OhioHealth Corp.,
1,000	Rev., 5.000%, 05/15/27	1,147
500	Rev., 5.000%, 05/15/31	570
	State of Ohio, Hospital, Cleveland Clinic Health System Obligated Group,
2,000	Series A, Rev., 5.000%, 01/01/26	2,058
1,500	Series B, Rev., 5.000%, 01/01/25	1,593
	State of Ohio, University Hospital Health System, Inc.,
1,500	Series A, Rev., 5.000%, 01/15/20	1,646
550	Series A, Rev., 5.000%, 01/15/24	592
1,000	Series A, Rev., 5.000%, 01/15/28	1,115
1,885	Series A, Rev., 5.000%, 01/15/32	2,084
1,000	Series A, Rev., 5.250%, 01/15/23	1,089

		11,894

	Housing — 3.2%
510	County of Cuyahoga, Multi-Family Housing, Allerton Apartments Project, Series A, Rev., FHA, GNMA COLL, 4.900%, 08/20/22	526
45	County of Trumbull, Multi-Family Housing, Royal Mall Apartments Project, Series A, Rev., FHA, GNMA COLL, 4.800%, 05/20/17	45

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Housing — continued
	Ohio Housing Finance Agency,
1,000	Series A, Rev., AGM, 5.000%, 04/01/22	1,004
500	Series A, Rev., AGM, 5.000%, 04/01/27	502
1,245	Ohio Housing Finance Agency, Multi-Family Housing, Hillwood II Project, Rev., AMT, GNMA COLL, 4.850%, 05/20/21	1,273
45	Ohio Housing Finance Agency, Multi-Family Housing, Warren Heights, Series C, Rev., AMT, FHA, GNMA COLL, 4.500%, 11/20/17	45
415	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities Program, Series J, Rev., GNMA/FNMA/FHLMC, 5.900%, 09/01/23	425
35	Summit County Port Authority, Multi-Family Housing, Callis Tower Apartments Project, Rev., FHA, GNMA COLL, 4.500%, 09/20/17	35

		3,855

	Other Revenue — 10.5%
	City of Cleveland, Parking Facilities,
440	Rev., AGM, 5.250%, 09/15/21 (p)	514
930	Rev., AGM, 5.250%, 09/15/21	1,053
1,310	County of Cuyahoga, Economic Development, Shaker Square Project, Series D, Rev., 5.000%, 12/01/25	1,453
1,250	County of Cuyahoga, Various Purpose, Rev., 5.000%, 12/01/29	1,453
115	Franklin County Convention Facilities Authority, Rev., RAN, 5.000%, 12/01/22	118
	Ohio State Building Authority, State Facilities, Administrative Building Fund Projects,
1,000	Series B, Rev., 5.000%, 10/01/23	1,096
1,220	Series B, Rev., 5.000%, 10/01/24	1,336
1,235	RiverSouth Authority, RiverSouth Area Redevelopment, Series A, Rev., 5.000%, 12/01/21	1,416
1,000	State of Ohio, Cultural & Sports Capital Appreciation Facilities, Series A, Rev., 5.250%, 10/01/20	1,129
1,235	State of Ohio, Parks & Recreation Capital Facilities, Series II-A, Rev., 5.000%, 12/01/20	1,395
1,500	State of Ohio, Parks & Recreation Improvement Fund Projects, Series C, Rev., 5.000%, 12/01/31	1,747

		12,710

	Prerefunded — 20.2%
1,000	American Municipal Power-Ohio, Inc., Prairie State Energy Campus Project, Series A, Rev., AGC, 5.000%, 02/15/19 (p)	1,078

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — continued
1,530	Beavercreek City School District, Counties of Greene & Montgomery, School Improvement, GO, 5.000%, 06/01/19 (p)	1,665
2,895	Central Ohio Solid Waste Authority, Solid Waste Facilities Improvement, Limited Tax, GO, 5.000%, 06/01/22 (p)	3,396
2,000	City of Avon, Series B, GO, 5.000%, 12/01/18 (p)	2,141
1,500	City of Columbus, Limited Tax, Various Purpose, Series B, GO, 5.000%, 08/15/23 (p)	1,792
1,500	City of Columbus, Unlimited Tax, Various Purpose, Series A, GO, 5.000%, 07/01/21 (p)	1,727
1,000	City of Strongsville, Limited Tax, Various Purpose, GO, 5.000%, 12/01/18 (p)	1,070
1,000	County of Franklin, City of Columbus, School District, School Facilities Construction & Improvement, GO, 5.000%, 06/01/19 (p)	1,087
1,405	Delaware & Franklin Counties, Olentangy Local School District, School Facilities Construction & Improvement, GO, 5.000%, 06/01/18 (p)	1,478
1,000	Franklin, Delaware & Union Counties, Dublin City School District, School Facilities Construction & Improvement, GO, 5.000%, 12/01/18 (p)	1,071
1,835	Ohio State Building Authority, State Facilities, Administrative Building Fund Projects, Series A, Rev., 5.000%, 04/01/19 (p)	1,985
1,745	Ohio State Building Authority, State Facilities, Adult Correctional Building Fund Projects, Series A, Rev., 5.000%, 04/01/19 (p)	1,888
2,185	State of Ohio, Higher Educational Facility, Otterbein College 2008 Project, Series A, Rev., 5.500%, 12/01/18 (p)	2,358
1,750	State of Ohio, Infrastructure Improvement, Series A, GO, 5.375%, 03/01/18 (p)	1,830

		24,566

	Transportation — 7.6%
2,000	City of Cleveland, Airport System, Series A, Rev., AGM-CR, AMBAC, 5.250%, 01/01/20	2,199
	Ohio State Turnpike Commission,
2,000	Series A, Rev., 5.000%, 02/15/22	2,127
1,185	Series A, Rev., 5.000%, 02/15/23	1,261
2,000	Series A, Rev., 5.250%, 02/15/27	2,471
1,000	State of Ohio, Capital Facilities Lease Appropriation, Series A, Rev., 5.000%, 04/01/30	1,144

		9,202

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	23

JPMorgan Ohio Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Utility — 1.7%
	City of Hamilton, Electric System,
950	Series A, Rev., AGC, 5.000%, 10/01/20	1,033
1,000	Series A, Rev., AGC, 5.000%, 10/01/21	1,082

		2,115

	Water & Sewer — 9.0%
	City of Columbus, Sewerage System,
1,000	Rev., 5.000%, 06/01/28	1,172
1,950	Rev., 5.000%, 06/01/29	2,316
1,880	Rev., 5.000%, 06/01/30	2,220
1,000	City of Toledo, Water System, Series A, Rev., 5.000%, 11/15/25	1,125
	Ohio State Water Development Authority, Fresh Water,
2,000	Rev., 5.500%, 12/01/21	2,377
1,500	Series A, Rev., 5.000%, 12/01/30	1,781

		10,991

	Total Ohio	112,319

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Texas — 1.2%
	Housing — 1.2%
1,500	Southeast Texas Housing Finance Corp., Single Family Mortgage, Series A, Rev., NATL-RE, Zero Coupon, 09/01/17 (p)	1,494

	Total Municipal Bonds (Cost $113,192)	118,490

SHARES
Short-Term Investment — 1.4%
	Investment Company — 1.4%
1,648	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.450% (b) (l) (Cost $1,648)	1,648

	Total Investments — 98.9% (Cost $114,840)	120,138
	Other Assets in Excess of Liabilities — 1.1%	1,288

	NET ASSETS — 100.0%	$121,426

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligation — 0.0% (g)
303	FNMA REMIC, Series 2002-36, Class FS, VAR, 1.278%, 06/25/32 (Cost $303)	307

Daily Demand Notes — 0.4% (t)
	Ohio — 0.4%
	Hospital — 0.4%
	State of Ohio, University Hospitals Health System, Inc.,
5,000	Series A, Rev., VRDO, 0.850%, 03/01/17	5,000
2,500	Series B, Rev., VRDO, 0.850%, 03/01/17	2,500

	Total Ohio	7,500

	Total Daily Demand Notes (Cost $7,500)	7,500

Monthly Demand Notes — 3.5%
	Connecticut — 1.6%
	Education — 1.6%
15,000	State of Connecticut, Health & Educational Facilities Authority, Hartford Healthcare Issue, Series G, Rev., VAR, 1.483%, 04/03/17	14,947
18,775	State of Connecticut, Health & Educational Facility Authority, Series B, Rev., VAR, 1.076%, 04/03/17	18,713

	Total Connecticut	33,660

	Kansas — 0.1%
	Transportation — 0.1%
2,000	State of Kansas, Department of Transportation, Highway, Series B-3, Rev., VAR, 0.766%, 04/03/17	1,999

	Louisiana — 0.7%
	Other Revenue — 0.5%
9,500	State of Louisiana, Gasoline & Fuels Tax, Second Lien Revenue, Libor Index, Series A, Rev., VAR, 1.019%, 04/03/17	9,445

	Water & Sewer — 0.2%
4,690	East Baton Rouge Sewerage Commission, Series A, Rev., VAR, 1.049%, 04/03/17	4,665

	Total Louisiana	14,110

	New Jersey — 0.2%
	Transportation — 0.2%
4,000	New Jersey Turnpike Authority, Series B-3, Rev., VAR, 1.096%, 04/03/17	4,004

	New York — 0.9%
	Transportation — 0.7%
15,000	Triborough Bridge & Tunnel Authority, Subseries B-C, Rev., VAR, 0.926%, 04/03/17	14,855

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Utility — 0.2%
5,000	Long Island Power Authority, Electric System, Series C, Rev., VAR, 1.199%, 04/03/17	5,000

	Total New York	19,855

	Total Monthly Demand Notes (Cost $73,962)	73,628

Municipal Bonds — 84.4% (t)
	Alabama — 0.6%
	Industrial Development Revenue/Pollution Control Revenue — 0.2%
3,480	City of Mobile, Industrial Development Board, Pollution Control, Alabama Power Co., Barry Plant Project, Series A, Rev., VAR, 1.650%, 03/20/17	3,481

	Other Revenue — 0.0% (g)
500	Montgomery County Public Building Authority, Revenue Refunding Warrants, Facilities Project, Rev., 5.000%, 03/01/23	583

	Utility — 0.4%
7,675	The Black Belt Energy Gas District Gas Supply, Series A, Rev., VAR, LIQ: Royal Bank of Canada, 4.000%, 06/01/21	8,270

	Total Alabama	12,334

	Alaska — 0.7%
	General Obligation — 0.7%
2,895	North Slope Borough, General Purpose, Series B, GO, 5.000%, 06/30/20	3,231
	State of Alaska,
8,230	Series A, GO, 5.000%, 08/01/17	8,377
2,000	Series B, GO, 5.000%, 08/01/18	2,112

		13,720

	Utility — 0.0% (g)
500	City of Anchorage, Electric Utilities, Senior Lien, Series A, Rev., 5.000%, 12/01/23	586

	Total Alaska	14,306

	Arizona — 0.8%
	Certificate of Participation/Lease — 0.0% (g)
500	Arizona School Facilities Board, Series A-1, COP, 5.000%, 09/01/19	545

	General Obligation — 0.1%
2,550	City of Scottsdale, GO, 5.000%, 07/01/22	2,994

	Hospital — 0.4%
	Arizona Health Facilities Authority, Scottsdale Lincoln Hospitals,
250	Series A, Rev., 5.000%, 12/01/21	287
3,540	Series A, Rev., 5.000%, 12/01/25	4,125

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	25

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Hospital — continued
3,000	Series A, Rev., 5.000%, 12/01/26	3,472

		7,884

	Transportation — 0.2%
	Maricopa County, Regional Public Transportation Authority, Excise Tax Revenue, Public Transportation Fund,
1,000	Rev., 5.250%, 07/01/18	1,059
3,100	Rev., 5.250%, 07/01/19	3,399

		4,458

	Water & Sewer — 0.1%
1,000	Pima County, Sewer System, Rev., 5.000%, 07/01/18	1,056

	Total Arizona	16,937

	Arkansas — 0.4%
	Education — 0.2%
	University of Arkansas, Uams Campus,
535	Rev., 5.000%, 03/01/20	593
500	Rev., 5.000%, 03/01/25	597
1,000	Rev., 5.000%, 03/01/26	1,186
1,000	Rev., 5.000%, 03/01/27	1,177

		3,553

	Hospital — 0.1%
1,410	County of Pulaski, Arkansas Children’s Hospital, Rev., 5.000%, 03/01/28	1,662

	Other Revenue — 0.0% (g)
580	City of Little Rock, Hotel & Restaurant, Rev., 5.000%, 07/01/20	647

	Water & Sewer — 0.1%
1,095	City of Fort Smith, Water & Sewer Refunding & Construction, Rev., 5.000%, 10/01/28	1,264
555	City of Little Rock, Sewer, Rev., 5.000%, 10/01/25	652

		1,916

	Total Arkansas	7,778

	California — 20.0%
	Certificate of Participation/Lease — 0.5%
	City of Chula Vista, Police Facility Project,
360	COP, 5.000%, 10/01/21	410
465	COP, 5.000%, 10/01/22	538
1,000	COP, 5.000%, 10/01/23	1,168
140	Goleta Water District, Series A, COP, AGM, 5.000%, 12/01/20	159

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Certificate of Participation/Lease — continued
	Sweetwater Union High School District,
1,000	COP, 5.000%, 09/01/24	1,176
1,440	COP, 5.000%, 09/01/25	1,706
2,000	COP, 5.000%, 09/01/27	2,386
2,830	COP, 5.000%, 09/01/28	3,336

		10,879

	Education — 1.1%
	California Educational Facilities Authority, Claremont Mckenna College,
1,575	Series A, Rev., 4.000%, 01/01/23	1,777
1,675	Series A, Rev., 4.000%, 01/01/24	1,898
11,505	Regents of the University of California, Series AK, Rev., VAR, 5.000%, 05/15/23	13,612
4,750	Regents of the University of California, Limited Project, Series I, Rev., 5.000%, 05/15/17	4,796

		22,083

	General Obligation — 7.6%
	Albany Unified School District,
230	GO, 5.000%, 08/01/25	280
760	GO, 5.000%, 08/01/27	923
1,050	Allan Hancock Joint Community College District, GO, 5.000%, 08/01/22	1,236
	City & County of San Francisco,
5,310	Series A, GO, 5.000%, 06/15/25	6,229
10,000	Series R-1, GO, 5.000%, 06/15/24	11,903
5,845	City of Los Angeles, Series B, GO, 5.000%, 09/01/18	6,210
415	Contra Costa Community College District, Election of 2014, Series A, GO, 4.000%, 08/01/25	465
5,000	County of Los Angeles, Community College District, Series C, GO, 5.000%, 06/01/26	6,151
1,000	County of Sacramento, Center Joint Unified School District, GO, Zero Coupon, 08/01/31	565
	County of Sacramento, San Juan Unified School District, Election of 2002,
525	GO, 5.000%, 08/01/17	534
395	GO, 5.000%, 08/01/18	418
860	GO, 5.000%, 08/01/19	940
775	GO, 5.000%, 08/01/20	871
1,000	County of Santa Clara, Moreland School District, GO, 5.000%, 08/01/21	1,156
6,055	County of Santa Clara, San Jose Evergreen Community College District, Series B, GO, 5.000%, 09/01/18	6,429
845	Folsom Cordova Unified School District, School Facilities Improvement District No. 2, GO, 5.000%, 10/01/17	866

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	General Obligation — continued
1,500	Foothill-De Anza Community College District, GO, 5.000%, 08/01/28	1,785
	Grossmont Healthcare District,
1,225	Series D, GO, 5.000%, 07/15/26	1,458
1,285	Series D, GO, 5.000%, 07/15/27	1,519
1,000	Grossmont Healthcare District, Election of 2006, Series C, GO, 5.000%, 07/15/26	1,190
11,535	Los Angeles Unified School District, Series C, GO, 5.000%, 07/01/21	13,315
	Moulton-Niguel Water District Consolidated,
335	GO, 4.000%, 09/01/17	341
300	GO, 5.000%, 09/01/18	319
	Novato Unified School District,
535	GO, 4.000%, 02/01/22	598
685	GO, 5.000%, 02/01/23	810
870	GO, 5.000%, 02/01/24	1,041
1,500	GO, 5.000%, 08/01/25	1,789
1,800	GO, 5.000%, 08/01/26	2,147
1,200	Oak Grove School District, GO, 5.000%, 08/01/23	1,434
1,770	Placentia-Yorba Linda Unified School District, GO, 5.000%, 08/01/25	2,151
2,000	Salinas Union High School District, GO, BAN, Zero Coupon, 08/01/20	1,878
1,400	San Diego Community College District, GO, 5.000%, 08/01/18	1,483
	San Diego Unified School District, Dedicated Unlimited Ad Valorem Property Tax,
3,825	Series R-3, GO, 5.000%, 07/01/17	3,882
6,310	Series R-3, GO, 5.000%, 07/01/19	6,891
550	San Diego Unified School District, Election of 2012, Series F, GO, 5.000%, 07/01/29	648
	San Francisco Bay Area Rapid Transit District, Election of 2004,
2,735	Series D, GO, 3.000%, 08/01/22	2,924
1,500	Series D, GO, 5.000%, 08/01/27	1,806
1,685	Series D, GO, 5.000%, 08/01/28	2,015
8,580	San Francisco Unified School District, GO, 5.000%, 06/15/18	9,046
5,190	San Francisco Unified School District, Proposition A, Election of 2011, Series B, GO, 5.000%, 06/15/24	6,051
	San Mateo County Community College District,
700	GO, 5.000%, 09/01/25	843
1,095	GO, 5.000%, 09/01/26	1,312
	State of California, Various Purpose,
1,855	GO, 5.000%, 03/01/17	1,856

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — continued
3,560	GO, 5.000%, 11/01/23	4,229
13,210	GO, 5.000%, 03/01/26	15,749
2,000	GO, 5.000%, 09/01/27	2,278
2,500	GO, 5.000%, 09/01/28	2,837
2,810	Series B, GO, 5.000%, 09/01/23	3,330
	Walnut Valley, Unified School District,
100	GO, 5.000%, 08/01/24	120
150	GO, 5.000%, 08/01/25	182
135	GO, 5.000%, 08/01/26	166
245	GO, 5.000%, 08/01/27	298
10,495	Whittier Union School District, GO, 5.000%, 08/01/23	12,540

		157,437

	Hospital — 1.9%
1,850	California Health Facilities Financing Authority, Cedars-Sinal Medical Center, Rev., 5.000%, 11/15/25	2,226
	California Health Facilities Financing Authority, Providence Health & Services,
750	Series A, Rev., 5.000%, 10/01/21	867
1,500	Series A, Rev., 5.000%, 10/01/22	1,759
	California Health Facilities Financing Authority, St. Joseph Health System,
5,000	Series C, Rev., VAR, 5.000%, 10/15/19	5,465
10,000	Series C, Rev., VAR, 5.000%, 10/18/22	11,486
12,870	Series D, Rev., VAR, 5.000%, 10/15/20	14,426
	California Municipal Finance Authority, NorthBay Healthcare Group,
700	Series A, Rev., 2.000%, 11/01/17	702
500	Series A, Rev., 5.000%, 11/01/23	557
800	Series A, Rev., 5.000%, 11/01/24	893
745	Series A, Rev., 5.000%, 11/01/25	831
350	California Statewide Communities Development Authority, Series B, Rev., 5.000%, 08/15/26	423

		39,635

	Other Revenue — 2.9%
	Alameda County Transport Authority, Sales Tax,
5,000	Rev., 3.000%, 03/01/17	5,001
3,095	Rev., 3.000%, 03/01/18	3,163
5,000	Rev., 4.000%, 03/01/19	5,304
5,000	Rev., 4.000%, 03/01/22	5,598
1,240	Rev., 5.000%, 03/01/20	1,383

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	27

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Other Revenue — continued
3,000	Anaheim Housing & Public Improvements Authority, Electric Utility Distribution Systems Refunding & Improvements, Series A, Rev., 5.000%, 10/01/32	3,365
1,000	Anaheim Public Financing Authority, Anaheim Convention Center Expansion Project, Series A, Rev., 5.000%, 05/01/17	1,008
4,500	California State Public Works Board, Department of General Services, Series F, Rev., 5.000%, 05/01/21	5,151
	Contra Costa County Transportation Authority, Sales Tax,
3,420	Series A, Rev., 4.000%, 03/01/23	3,859
3,830	Series A, Rev., 4.000%, 03/01/25	4,344
2,420	Series A, Rev., 5.000%, 03/01/23	2,874
2,000	Series A, Rev., 5.000%, 03/01/24	2,401
1,250	Series A, Rev., 5.000%, 03/01/25	1,514
1,000	Series B, Rev., 4.000%, 03/01/18	1,033
1,600	Series B, Rev., 5.000%, 03/01/18	1,669
1,750	Series B, Rev., 5.000%, 03/01/19	1,892
1,000	Golden State Tobacco Securitization Corp., Tobacco Settlement, Series A, Rev., 5.000%, 06/01/21	1,143
	Riverside Community Properties Development, Inc., Riverside County Law Building Project,
640	Rev., 5.000%, 10/15/18	679
780	Rev., 5.000%, 10/15/19	853
	San Diego County Regional Transportation Commission, Sales Tax,
250	Series A, Rev., 5.000%, 04/01/21	288
100	Series A, Rev., 5.000%, 04/01/22	118
	San Francisco Bay Area Rapid Transit District, Sales Tax,
525	Series A, Rev., 5.000%, 07/01/24	635
905	Series A, Rev., 5.000%, 07/01/25	1,104
1,700	San Francisco State Building Authority & Oakland State Building Authority, Elihu M. Harris State Office Building, Series A, Rev., 5.000%, 12/01/22	1,979
1,225	Santa Clara County Financing Authority, Capital Projects, Series A, Rev., 5.000%, 02/01/19	1,319
1,000	Santa Clara Valley Transportation Authority, Sales Tax, Series A, Rev., 5.000%, 04/01/26	1,199
1,000	Sonoma County Transportation Authority, Sales Tax, Rev., 5.000%, 12/01/24	1,210

		60,086

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — 0.1%
1,160	California State Public Works Board, California State University, Series E, Rev., 5.000%, 04/01/19 (p)	1,255

	Transportation — 2.4%
7,550	Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area, Series C, Rev., VAR, 1.875%, 04/01/19	7,637
10,000	City of Long Beach Harbor, Series C, Rev., 5.000%, 11/15/18	10,701
	City of Los Angeles Department of Airports,
1,590	Series A, Rev., AMT, 5.000%, 05/15/21	1,803
315	Series B, Rev., 4.000%, 05/15/23	354
365	Series B, Rev., 4.000%, 05/15/24	412
1,015	Series C, Rev., 4.000%, 05/15/18	1,054
1,000	Series C, Rev., 5.000%, 05/15/19	1,086
750	Series C, Rev., 5.000%, 05/15/22	874
700	Series C, Rev., 5.000%, 05/15/24	833
3,380	Series D, Rev., AMT, 5.000%, 05/15/22	3,894
2,700	Series D, Rev., AMT, 5.000%, 05/15/27	3,153
1,950	Series D, Rev., AMT, 5.000%, 05/15/28	2,258
2,550	Series D, Rev., AMT, 5.000%, 05/15/29	2,930
9,665	Los Angeles County Metropolitan Transportation Authority, Series A, Rev., 5.000%, 07/01/19	10,562
1,000	Los Angeles County Metropolitan Transportation Authority, Union Station Gateway Project, Rev., 5.000%, 07/01/27	1,197
255	San Bernardino County Transportation Authority, Series A, Rev., 3.000%, 03/01/17	255

		49,003

	Utility — 0.8%
	City of Los Angeles Department of Water & Power, Power System,
5,000	Series A, Rev., 4.000%, 07/01/17	5,059
10,000	Series B, Rev., 5.000%, 12/01/18	10,727
1,000	Southern California, Public Power Authority Canyon Power Project, Series A, Rev., 5.000%, 07/01/26	1,148
400	Walnut Energy Center Authority, Series A, Rev., 5.000%, 01/01/23	472

		17,406

	Water & Sewer — 2.7%
	Burlingame Financing Authority Water & Wastewater,
250	Rev., 4.000%, 04/01/20	272
200	Rev., 4.000%, 04/01/21	222
480	Rev., 5.000%, 04/01/24	577
545	Rev., 5.000%, 04/01/25	663

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Water & Sewer — continued
130	California State Department of Water Resources, Central Valley Project Water System, Series AI, Rev., 5.000%, 12/01/17 (p)	134
15,000	California State Department of Water Resources, Power Supply, Series L, Rev., 5.000%, 05/01/19	16,301
	City of Los Angeles Wastewater System Subordinate,
1,500	Series A, Rev., 5.000%, 06/01/18	1,579
1,250	Series A, Rev., 5.000%, 06/01/19	1,361
2,750	Series A, Rev., 5.000%, 06/01/22	3,228
	County of San Mateo, Silicon Valley Clean Water,
400	Rev., 4.000%, 02/01/19	423
320	Rev., 5.000%, 02/01/18	333
400	Rev., 5.000%, 08/01/28	475
390	Rev., 5.000%, 08/01/29	460
	East Bay Municipal Utility District, Wastewater System,
3,000	Series A, Rev., 5.000%, 06/01/20	3,367
2,330	Series B, Rev., 5.000%, 06/01/19	2,538
	Metropolitan Water District of Southern California,
4,000	Series A, Rev., 5.000%, 07/01/18	4,224
8,000	Series A, Rev., 5.000%, 07/01/19	8,739
5,000	Series C, Rev., 5.000%, 07/01/18	5,279
6,105	Series C-1, Rev., VAR, 3.000%, 10/01/19	6,364

		56,539

	Total California	414,323

	Colorado — 1.0%
	Certificate of Participation/Lease — 0.4%
	City of Longmont,
100	Series A, COP, 5.000%, 12/01/21	114
100	Series A, COP, 5.000%, 12/01/22	116
100	Series A, COP, 5.000%, 12/01/24	116
340	City of Westminster, COP, 5.000%, 12/01/25	405
	County of Boulder, Flood Reconstruction Projects,
720	COP, 5.000%, 12/01/22	809
500	COP, 5.000%, 12/01/23	561
500	COP, 5.000%, 12/01/25	560
	County of Eagle,
500	COP, 3.000%, 12/01/18	517
200	COP, 5.000%, 12/01/22	232

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Certificate of Participation/Lease — continued
	Regional Transportation District,
2,000	Series A, COP, 5.000%, 06/01/23	2,217
1,700	Series A, COP, 5.000%, 06/01/25	1,869

		7,516

	Education — 0.3%
650	Board of Governors of the University of Colorado, Enterprise System, Series B, Rev., 5.000%, 03/01/29	763
	University of Colorado, University Enterprise,
3,150	Series A, Rev., 5.000%, 06/01/22	3,680
2,300	Series B-1, Rev., 5.000%, 06/01/23	2,724

		7,167

	General Obligation — 0.1%
	Counties of Gunnison, Watershed School District No. 1,
300	GO, 4.000%, 12/01/22	337
500	GO, 5.000%, 12/01/26	590
1,000	Routt County, Colorado School District Re-2 Steamboat Springs Refunding, Series A, GO, 4.000%, 12/01/18	1,052

		1,979

	Hospital — 0.1%
2,620	University of Colorado Hospital Authority, Series C-1, Rev., VAR, 4.000%, 03/01/20	2,786

	Other Revenue — 0.0% (g)
	Denver Convention Center Hotel Authority,
375	Rev., 4.000%, 12/01/19	396
500	Rev., 4.000%, 12/01/20	533

		929

	Water & Sewer — 0.1%
1,000	Board of Water Works of Pueblo, Water, Rev., 2.000%, 11/01/18	1,016

	Total Colorado	21,393

	Connecticut — 1.4%
	General Obligation — 0.3%
6,500	State of Connecticut, Series B, GO, 5.000%, 05/15/21	7,345

	Special Tax — 1.1%
	State of Connecticut, Transportation Infrastructure, Special Tax,
4,265	Series A, Rev., 5.000%, 12/01/17	4,402
10,000	Series A, Rev., 5.000%, 09/01/28	11,620
5,750	Series B, Rev., 5.000%, 12/01/17	5,934

		21,956

	Total Connecticut	29,301

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	29

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Delaware — 0.0% (g)
	General Obligation — 0.0% (g)
120	State of Delaware, GO, 5.000%, 07/01/19	131

	District of Columbia — 0.6%
	Hospital — 0.5%
	District of Columbia Children’s Hospital,
1,100	Rev., 5.000%, 07/15/20	1,228
500	Rev., 5.000%, 07/15/21	571
850	Rev., 5.000%, 07/15/22	987
2,725	Rev., 5.000%, 07/15/23	3,202
1,100	Rev., 5.000%, 07/15/25	1,308
1,000	Rev., 5.000%, 07/15/26	1,190
2,500	Rev., 5.000%, 07/15/29	2,892

		11,378

	Transportation — 0.1%
1,475	Metropolitan Washington Airports Authority, Airport System, Series C, Rev., 5.000%, 10/01/21	1,699

	Total District of Columbia	13,077

	Florida — 1.2%
	Certificate of Participation/Lease — 0.5%
	School Board of Duval County,
1,035	Series B, COP, 5.000%, 07/01/19	1,125
750	Series B, COP, 5.000%, 07/01/21	856
	Seminole County School Board,
295	Series A, COP, 4.000%, 07/01/18	307
200	Series A, COP, 5.000%, 07/01/19	217
210	Series A, COP, 5.000%, 07/01/20	235
	St. Johns County School Board, Master Lease Program,
1,500	COP, 5.000%, 07/01/19	1,634
2,000	COP, 5.000%, 07/01/20	2,239
1,750	COP, 5.000%, 07/01/21	2,003
750	St. Lucie County School Board, Master Lease Program, Series A, COP, 5.000%, 07/01/19	813

		9,429

	Education — 0.1%
1,660	Board of Governors of the University of Florida, Student Activity, Rev., 5.000%, 07/01/20	1,860

	General Obligation — 0.1%
450	City of Port St. Lucie, GO, 4.000%, 07/01/17	455
1,000	Reedy Creek Improvement District, Series B, GO, 4.000%, 06/01/19	1,061

		1,516

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hospital — 0.0% (g)
150	Miami Beach Health Facilities Authority, Mt Sinai Medical Centre, Rev., 4.000%, 11/15/17	153

	Other Revenue — 0.2%
1,000	Lee County, Rev., 5.000%, 10/01/17	1,025
	St. Johns County School Sales Tax,
1,000	Rev., 5.000%, 10/01/19	1,097
1,000	Rev., 5.000%, 10/01/25	1,197
	The School Board of Escambia County, Sales Tax,
275	Rev., 5.000%, 09/01/24	326
120	Rev., 5.000%, 09/01/25	143

		3,788

	Prerefunded — 0.2%
230	Florida State Municipal Power Agency, Series A, Rev., 5.000%, 10/01/18 (p)	245
4,500	Hillsborough County Industrial Development Authority, Health Facilities Projects, University Community Hospital, Series A, Rev., 5.625%, 08/15/18 (p)	4,808

		5,053

	Transportation — 0.1%
550	City of Jacksonville, Series B, Rev., 5.000%, 10/01/17	564
	Miami-Dade County Expressway Authority, Toll System,
1,550	Series A, Rev., 5.000%, 07/01/20	1,727
625	Series A, Rev., 5.000%, 07/01/22	720

		3,011

	Total Florida	24,810

	Georgia — 3.0%
	General Obligation — 2.1%
1,065	Bryan County, School District, Sales Tax, GO, 4.000%, 08/01/17	1,080
1,000	City of Atlanta, Series A, GO, 4.000%, 12/01/19	1,077
1,400	County of Sumter, Sales Tax, GO, 4.000%, 12/01/18	1,473
	State of Georgia,
6,750	Series E, GO, 5.000%, 12/01/25	8,277
14,800	Series I, GO, 5.000%, 07/01/18	15,626
1,250	Series I, GO, 5.000%, 07/01/19	1,365
8,165	Series I, GO, 5.000%, 07/01/21	9,421
4,270	Series J-2, GO, 4.000%, 11/01/17	4,366

		42,685

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Hospital — 0.2%
5,550	Richmond County Hospital Authority, University Health Services, Inc. Project, Rev., RAN, 3.000%, 01/01/32	5,055

	Housing — 0.1%
	Georgia Housing & Finance Authority, Single Family,
750	Series A-4, Rev., 0.800%, 06/01/17	750
700	Series A-4, Rev., 0.900%, 12/01/17	701

		1,451

	Industrial Development Revenue/Pollution Control Revenue — 0.2%
4,000	Monroe County Development Authority, Pollution Control, Gulf Power Company Plant, Scherer Project, Rev., VAR, 2.000%, 06/21/18	4,039

	Other Revenue — 0.4%
	Atlanta Development Authority, New Downtown Atlanta Stadium Project, Senior Lien,
1,000	Series A-1, Rev., 5.000%, 07/01/27	1,171
1,000	Series A-1, Rev., 5.000%, 07/01/28	1,159
750	Series A-1, Rev., 5.000%, 07/01/29	863
5,000	Fulton County Development Authority, Technology Athletic Association Project, Series A, Rev., 5.000%, 10/01/22	5,767

		8,960

	Total Georgia	62,190

	Guam — 0.0% (g)
	Other Revenue — 0.0% (g)
750	Government of Guam, Limited Obligation Section 30, Series A, Rev., 5.000%, 12/01/18	792

	Hawaii — 1.2%
	General Obligation — 1.2%
	City & County of Honolulu,
1,500	Series A, GO, 5.000%, 10/01/18	1,597
3,700	Series B, GO, 5.000%, 10/01/18	3,939
	State of Hawaii,
10,160	Series DY, GO, 5.000%, 02/01/20	11,278
7,640	Series EF, GO, 5.000%, 11/01/21	8,860

	Total Hawaii	25,674

	Idaho — 0.0% (g)
	Education — 0.0% (g)
565	University of Idaho, Series A, Rev., 5.000%, 04/01/22	655

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Illinois — 3.1%
	Education — 0.4%
5,000	Illinois Educational Facilities Authority, University of Chicago, Series B-2, Rev., VAR, 1.550%, 02/13/20	5,028
	Illinois Finance Authority, Depaul University,
200	Rev., 5.000%, 10/01/23	233
340	Rev., 5.000%, 10/01/24	399
300	Rev., 5.000%, 10/01/25	354
500	Rev., 5.000%, 10/01/26	593
500	Rev., 5.000%, 10/01/27	586
250	Rev., 5.000%, 10/01/28	290

		7,483

	General Obligation — 1.1%
5,000	City of Chicago, Series C, GO, 5.000%, 01/01/22	5,079
4,740	City of Peoria, Tazewell County, Community College District No. 514, Series A, GO, 5.000%, 12/01/19	5,217
5	Cook County Township High School District No. 225, Series A, GO, 5.000%, 12/01/23	6
	County of Dupage, Courthouse Project,
335	GO, 5.000%, 01/01/24	395
525	GO, 5.000%, 01/01/27	620
250	GO, 5.000%, 01/01/28	294
	County of Winnebago, Public Safety,
3,065	Series A, GO, 4.000%, 12/30/19	3,268
395	Series A, GO, 4.000%, 12/30/19 (p)	426
2,800	DuPage County Forest Preserve District, GO, 5.000%, 01/01/21	3,173
	Lincoln Land Community College District No. 526,
440	GO, 4.000%, 12/15/22	472
305	GO, 5.000%, 12/15/21	346
300	McHenry County, Woodstock Community Unit School District No. 200, GO, 5.000%, 01/15/21	339
2,500	State of Illinois, GO, 4.000%, 02/01/18	2,547

		22,182

	Hospital — 0.7%
6,000	Illinois Finance Authority, Advocate Health Care, Series A-1, Rev., VAR, 5.000%, 01/15/20	6,601
2,500	Illinois Finance Authority, Edward-Elmhurst Healthcare, Series A, Rev., 5.000%, 01/01/30	2,764
2,000	Illinois Finance Authority, Northwest Community Hospital, Series A, Rev., 5.000%, 07/01/31	2,256

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	31

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Hospital — continued
	Illinois Finance Authority, Silver Cross Hospital & Medical Centers,
150	Series C, Rev., 5.000%, 08/15/21	167
500	Series C, Rev., 5.000%, 08/15/22	563
2,000	Southwestern Illinois Development Authority, Hospital Sisters Services, Inc. Obligated Group, Series A, Rev., 5.000%, 02/15/27	2,328

		14,679

	Transportation — 0.5%
	City of Chicago, Chicago Midway Airport Second Lien Revenue Refunding,
1,460	Series A, Rev., AMT, 5.000%, 01/01/20	1,592
2,580	Series A, Rev., AMT, 5.000%, 01/01/21	2,875
500	Series B, Rev., 5.000%, 01/01/20	550
5,000	Illinois State Toll Highway Authority, Senior Priority, Series B, Rev., 5.000%, 12/01/17	5,159

		10,176

	Utility — 0.4%
4,000	City of Springfield, Senior Lien Electric, Rev., 5.000%, 03/01/26	4,610
4,500	Illinois Municipal Electric Agency, Power Supply System, Series A, Rev., 5.000%, 02/01/19	4,817

		9,427

	Total Illinois	63,947

	Indiana — 0.9%
	Education — 0.2%
	County of Elkhart, GCS School Building Corp. One, First Mortgage Refunding & Improvement,
300	Rev., 4.000%, 07/15/17	304
265	Rev., 5.000%, 07/15/18	279
1,170	Indiana Finance Authority, Educational Facilities, Indianapolis Museum of Art, Inc. Project, Series B, Rev., 5.000%, 02/01/19	1,248
	New Albany Floyd County School Building Corp.,
700	Rev., 5.000%, 07/15/21	800
835	Rev., 5.000%, 07/15/22	964

		3,595

	Other Revenue — 0.5%
1,000	Fort Wayne Redevelopment Authority Lease Rental, Harrison Square Project, Rev., 5.000%, 08/01/23	1,167
	Indiana State Finance Authority State Revolving Fund Program Refunding,
3,080	Series B, Rev., 5.000%, 02/01/18	3,201
5,500	Series B, Rev., 5.000%, 02/01/19	5,925

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — continued
750	Indiana State Office Building Commission, Indiana State Museum Facility, Series C, Rev., NATL-RE, 5.250%, 07/01/19 (p)	823

		11,116

	Transportation — 0.1%
1,700	The Indianapolis Local Public Improvement Bond Bank, Airport Authority project, Series A, Rev., AMT, 5.000%, 01/01/19	1,810

	Utility — 0.1%
	Indiana Municipal Power Agency, Power Supply System,
1,000	Series A, Rev., 5.000%, 01/01/18	1,035
1,250	Series A, Rev., 5.000%, 01/01/19	1,338

		2,373

	Water & Sewer — 0.0% (g)
620	Evansville Local Public Improvement Bond Bank, Sewage Works Project, Series A, Rev., 5.000%, 07/01/19	672

	Total Indiana	19,566

	Kansas — 0.4%
	General Obligation — 0.0% (g)
200	Butler County, Unified School District No. 375, GO, 4.000%, 09/01/24	217

	Prerefunded — 0.1%
1,795	Kansas Development Finance Authority, Public Water Supply, Series DW-1, Rev., 3.250%, 04/01/17 (p)	1,799

	Transportation — 0.2%
3,400	Kansas State Department Transportation Highway, Series C, Rev., 5.000%, 09/01/17	3,475

	Water & Sewer — 0.1%
2,200	City of Wichita, Water & Sewer Utility, Series A, Rev., 5.000%, 10/01/22	2,576

	Total Kansas	8,067

	Kentucky — 1.2%
	Education — 0.4%
6,980	University of Kentucky, Series D, Rev., 5.000%, 10/01/21	8,082

	Industrial Development Revenue/Pollution Control Revenue — 0.5%
3,000	County of Carroll, Pollution Control, Kentucky Utilities Company Project, Series A, Rev., VAR, 1.050%, 09/01/19	2,963

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Industrial Development Revenue/Pollution Control Revenue — continued
7,000	Louisville/Jefferson County Metro Government, Pollution Control, Louisville Gas & Electric Co. Project, Series A, Rev., VAR, 1.650%, 04/03/17	7,005

		9,968

	Prerefunded — 0.1%
2,500	Louisville/Jefferson County Metro Government, Health Facilities, Jewish Hospital & St. Mary’s HealthCare, Inc. Project, Rev., 6.125%, 02/01/18 (p)	2,623

	Transportation — 0.2%
1,750	Kentucky Asset/Liability Commission, Project Notes, Federal Highway Trust Fund, Series A, Rev., 5.000%, 09/01/25	2,068
	Louisville Regional Airport Authority, Airport System,
1,500	Series A, Rev., AMT, 3.000%, 07/01/17	1,511
345	Series B, Rev., 4.000%, 07/01/18	359

		3,938

	Total Kentucky	24,611

	Louisiana — 0.6%
	General Obligation — 0.4%
1,445	City of New Orleans, GO, 3.000%, 12/01/32	1,303
	State of Louisiana,
360	Series A, GO, 5.000%, 08/01/19 (p)	394
7,000	Series B, GO, 5.000%, 11/15/18	7,474

		9,171

	Hospital — 0.0% (g)
	Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project,
160	Rev., 3.000%, 05/15/17	161
300	Rev., 3.000%, 05/15/18	306

		467

	Other Revenue — 0.1%
2,250	Tobacco Settlement Financing Corp., Asset-Backed, Series A, Rev., 5.000%, 05/15/17	2,268

	Water & Sewer — 0.1%
1,100	City of New Orleans, Rev., 5.000%, 12/01/18	1,170

	Total Louisiana	13,076

	Maine — 0.6%
	General Obligation — 0.6%
750	City of Westbrook, GO, 5.000%, 10/15/24	897

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — continued
	State of Maine,
4,740	Series B, GO, 4.000%, 06/01/17	4,782
6,000	Series B, GO, 5.000%, 06/01/18	6,319

	Total Maine	11,998

	Maryland — 2.4%
	Education — 0.4%
750	State of Maryland, Health & Higher Educational Facilities Authority, Peninsula Regional Medical Center, Rev., 5.000%, 07/01/22	870
5,540	University of Maryland, Auxiliary Facilities & Tuition System, Series A, Rev., 5.000%, 04/01/20	6,182

		7,052

	General Obligation — 1.7%
2,000	County of Montgomery, Public Improvement, Series A, GO, 5.000%, 08/01/19	2,190
	State of Maryland, State & Local Facilities Loan,
12,795	Series A, GO, 5.000%, 08/01/20	14,429
17,780	Series B, GO, 5.000%, 03/15/18	18,563

		35,182

	Prerefunded — 0.2%
4,335	State of Maryland, State & Local Facilities Loan, Series C, GO, 5.000%, 03/01/19 (p)	4,679

	Transportation — 0.1%
2,070	Maryland State Transportation Authority, Rev., GRAN, 5.000%, 03/01/17	2,071

	Total Maryland	48,984

	Massachusetts — 2.8%
	Education — 0.0% (g)
1,000	Massachusetts Development Finance Agency, Boston College, Series S, Rev., 5.000%, 07/01/17	1,015

	General Obligation — 1.0%
	City of Boston,
6,820	Series A, GO, 5.000%, 03/01/22	7,960
7,360	Series A, GO, 5.000%, 03/01/23	8,730
4,310	Massachusetts State Consolidate Loan of 2014, Series 2, GO, 4.000%, 04/01/18	4,461

		21,151

	Hospital — 0.1%
450	Massachusetts Development Finance Agency, Umass Memorial Health Care Obligated Group, Series I, Rev., 5.000%, 07/01/18	471

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	33

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Hospital — continued
500	Massachusetts State Development Finance Agency, Lahey Health System, Series F, Rev., 5.000%, 08/15/26	554

		1,025

	Other Revenue — 0.9%
3,250	Massachusetts Development Finance Agency, Caregroup, Series H-1, Rev., 5.000%, 07/01/19	3,517
13,385	Massachusetts Development Finance Agency, Harvard University, Series A, Rev., 4.000%, 07/15/29	14,921

		18,438

	Prerefunded — 0.4%
7,515	Massachusetts Health & Educational Facilities Authority, Institute of Technology, Series O, Rev., 6.000%, 07/01/18 (p)	8,032

	Transportation — 0.0% (g)
100	Commonwealth of Massachusetts, Rail Enhancement Program, Series A, Rev., 5.000%, 06/01/20	112
750	Massachusetts Port Authority, Series C, Rev., 5.000%, 07/01/23	889

		1,001

	Water & Sewer — 0.4%
6,775	Massachusetts Water Pollution Abatement Trust, Rev., 5.000%, 08/01/25	8,257

	Total Massachusetts	58,919

	Michigan — 1.0%
	General Obligation — 0.2%
1,000	Kalamazoo Public Schools, GO, 5.000%, 05/01/22	1,158
	Troy School District, School Building & Site,
875	GO, Q-SBLF, 4.000%, 05/01/18	906
650	GO, Q-SBLF, 5.000%, 05/01/19	703
500	GO, Q-SBLF, 5.000%, 05/01/20	556
550	GO, Q-SBLF, 5.000%, 05/01/21	626
500	GO, Q-SBLF, 5.000%, 05/01/22	577

		4,526

	Hospital — 0.1%
2,250	Michigan State Hospital Finance Authority, Ascension Health Credit Group, Series B-4, Rev., 5.000%, 11/15/27	2,627

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Industrial Development Revenue/Pollution Control Revenue — 0.1%
2,600	Michigan Strategic Fund, The Detroit Edison Company Pollution Control Bonds Project, Series CC, Rev., VAR, 1.450%, 09/01/21	2,538

	Other Revenue — 0.2%
2,250	Michigan Finance Authority, Clean Water Revolving Fund, Rev., 5.000%, 10/01/21	2,606
	Michigan Finance Authority, Local Government Loan Program,
1,290	Series B, Rev., 4.000%, 11/01/18	1,350
675	Series B, Rev., 4.000%, 11/01/19	721
455	Series B, Rev., 4.000%, 11/01/20	492

		5,169

	Prerefunded — 0.3%
5,055	Michigan Municipal Bond Authority, Clean Water Revolving Fund, Rev., 5.000%, 10/01/17 (p)	5,182

	Water & Sewer — 0.1%
350	City of Grand Rapids, Sanitary Sewer System Improvement, Rev., 5.000%, 01/01/22	405
	City of Wyoming, Water Supply System,
175	Rev., 5.000%, 06/01/24	204
610	Rev., 5.000%, 06/01/27	711

		1,320

	Total Michigan	21,362

	Minnesota — 1.1%
	Education — 0.3%
	Minnesota Higher Education Facilities Authority,
350	Series L, Rev., 4.000%, 04/01/20	378
400	Series L, Rev., 5.000%, 04/01/23	464
4,500	University of Minnesota, Series A, Rev., 5.750%, 07/01/18 (p)	4,792

		5,634

	General Obligation — 0.6%
11,885	State of Minnesota, Series A, GO, 5.000%, 08/01/18	12,581

	Transportation — 0.1%
	Minneapolis-St Paul Metropolitan Airports Commission, Subordinate Airport,
750	Series A, Rev., 5.000%, 01/01/18	776
220	Series A, Rev., 5.000%, 01/01/20	242
1,000	Series A, Rev., 5.000%, 01/01/22	1,152

		2,170

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Utility — 0.1%
	Western Minnesota Municipal Power Agency, Power Supply,
1,500	Series A, Rev., 5.000%, 01/01/23	1,757
1,000	Series A, Rev., 5.000%, 01/01/24	1,182

		2,939

	Total Minnesota	23,324

	Mississippi — 0.2%
	Education — 0.1%
1,745	Mississippi State University Educational Building Corp., New Facilities & Refinancing Project, Series A, Rev., 4.000%, 08/01/18	1,822

	General Obligation — 0.1%
2,500	State of Mississippi, Series F, GO, 5.250%, 10/01/23	3,016

	Total Mississippi	4,838

	Missouri — 1.3%
	Certificate of Participation/Lease — 0.1%
1,000	City of Chesterfield, COP, 5.000%, 12/01/21	1,155
1,000	St. Charles County Public Water Supply District No. 2, Series B, COP, 5.000%, 12/01/23	1,154

		2,309

	Education — 0.2%
	Health & Educational Facilities Authority,
450	Rev., 4.000%, 10/01/18	471
625	Rev., 4.000%, 10/01/19	669
300	Rev., 4.000%, 10/01/20	326
300	Rev., 4.000%, 10/01/21	331
	Missouri State Health & Educational Facilities Authority, Health Facilities, BJC Health System,
950	Rev., 5.000%, 01/01/18	984
855	Rev., 5.000%, 01/01/19	916
225	Rev., 5.000%, 01/01/21	255

		3,952

	General Obligation — 0.1%
350	County of Clay, North Kansas City School District 74, Refunding & Improvement, Missouri Direct Deposit Program, GO, 5.000%, 03/01/22	409
325	School District of the City of Ladue, GO, 4.000%, 03/01/21	359

		768

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Industrial Development Revenue/Pollution Control Revenue — 0.3%
2,895	Kansas City Industrial Development Authority, Series A, Rev., AMBAC, 5.000%, 12/01/20	2,977
550	Missouri Environmental Improvement & Energy Resources Authority, Water Pollution Control & Drinking Water, Series B, Rev., 5.000%, 07/01/23	620
2,045	State of Missouri, Environmental Improvement & Energy Residual Authority, Water Pollution Control & Drinking Water, Series A, Rev., 5.000%, 01/01/24	2,375

		5,972

	Other Revenue — 0.1%
350	City of Springfield, Series A, Rev., 4.000%, 09/01/18	366
2,010	County of St. Louis, Regional Convention & Sports Complex Authority, Convention & Sports Facility, Series B, Rev., 5.000%, 08/15/19	2,188

		2,554

	Prerefunded — 0.1%
2,205	Missouri Environmental Improvement & Energy Resources Authority, Water Pollution Control & Drinking Water, Series B, Rev., 5.000%, 01/01/21 (p)	2,507

	Transportation — 0.4%
	Kansas City, Missouri Airport Refunding, General Improvement,
2,500	Series B, Rev., 5.000%, 09/01/17	2,554
1,250	Series B, Rev., 5.000%, 09/01/18	1,324
	Missouri Airport Refunding, Lambert St. Louis International Airport,
1,575	Rev., 5.000%, 07/01/21	1,776
1,000	Rev., 5.000%, 07/01/22	1,142
1,080	Rev., 5.000%, 07/01/23	1,242

		8,038

	Total Missouri	26,100

	Montana — 0.1%
	General Obligation — 0.1%
	State of Montana, Long-Range Building Program,
690	GO, 5.000%, 08/01/21	798
1,000	GO, 5.000%, 08/01/22	1,177
650	Yellowstone County, School District No. 2 Billings, School Building, GO, 5.000%, 06/15/20	729

	Total Montana	2,704

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	35

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Nebraska — 0.2%
	Utility — 0.2%
2,000	Central Plains Energy Project, Gas Project No. 3, Rev., 5.000%, 09/01/17	2,034
1,750	Municipal Energy Agency of Nebraska, Series A, Rev., 5.000%, 04/01/17	1,757

	Total Nebraska	3,791

	Nevada — 0.1%
	Other Revenue — 0.1%
1,250	County of Clark, Series A, Rev., 4.000%, 07/01/18	1,302

	New Hampshire — 0.5%
	Education — 0.3%
	New Hampshire Health & Educational Facilities Authority, Southern New Hampshire Medical Center,
620	Rev., 3.000%, 10/01/19	642
2,715	Rev., 4.000%, 10/01/26	2,893
2,815	Rev., 4.000%, 10/01/27	2,965

		6,500

	General Obligation — 0.2%
2,880	State of New Hampshire, Series A, GO, 5.000%, 03/01/26	3,450

	Total New Hampshire	9,950

	New Jersey — 1.5%
	Education — 0.1%
1,040	New Jersey Economic Development Authority, School Facilities Construction, Series A, Rev., 5.250%, 12/15/20	1,087

	General Obligation — 1.0%
	City of Bayonne, State of New Jersey Qualified General Improvement,
245	GO, 5.000%, 07/01/23	281
680	GO, 5.000%, 07/01/25	789
1,425	GO, 5.000%, 07/01/26	1,660
780	GO, 5.000%, 07/01/28	895
	County of Passaic,
3,030	GO, 5.000%, 02/01/19	3,258
1,685	GO, 5.000%, 02/01/20	1,867
90	GO, 5.000%, 02/01/21	102
	State of New Jersey,
525	GO, AGM, 4.000%, 02/15/20	563
10,075	Series Q, GO, 5.000%, 08/15/20	11,107
425	Township of South Brunswick, GO, 5.000%, 09/01/22	495

		21,017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 0.3%
2,225	New Jersey Environmental Infrastructure Trust, Series A, Rev., 5.000%, 09/01/18	2,362
4,000	Tobacco Settlement Financing Corp., Asset-Backed, Series 1A, Rev., 5.000%, 06/01/18	4,041

		6,403

	Prerefunded — 0.1%
1,680	New Jersey Transportation Trust Fund Authority, Transportation System, Series A, Rev., 6.000%, 12/15/18 (p)	1,831

	Total New Jersey	30,338

	New Mexico — 0.0% (g)
	Other Revenue — 0.0% (g)
800	New Mexico Finance Authority, Senior Lien Public Project, Series B, Rev., 5.000%, 06/01/21	917

	New York — 14.6%
	Education — 0.6%
	New York State Dormitory Authority, Columbia University,
585	Series B, Rev., 5.000%, 10/01/21	681
2,500	Series B, Rev., 5.000%, 10/01/23	3,007
500	New York State Dormitory Authority, Fordham University, Series B, Rev., 5.000%, 10/01/24	609
5,000	New York State Dormitory Authority, New York University, Series A, Rev., 5.000%, 07/01/24	5,995
1,100	New York State Dormitory Authority, The New School, Series A, Rev., 5.000%, 07/01/24	1,280

		11,572

	General Obligation — 2.7%
2,410	Bedford Central School District, GO, 5.000%, 11/15/22	2,855
4,230	City of New York, Fiscal Year 2003, Series C, Subseries C-A, GO, 5.000%, 08/01/17	4,307
3,860	City of New York, Fiscal Year 2012, Subseries G-1, GO, 5.000%, 04/01/20	4,297
3,695	City of New York, Fiscal Year 2013, Series B, GO, 4.000%, 08/01/19	3,950
6,250	City of New York, Fiscal Year 2014, Series K, GO, 5.000%, 08/01/19	6,831
	Counties of Rockland & Orange, Ramapo Central School District,
1,800	GO, 4.000%, 10/15/17	1,838
2,030	GO, 4.000%, 10/15/19	2,181
285	County of Allegany, Public Improvement, GO, 4.000%, 09/15/19	306

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	General Obligation — continued
6,750	County of Westchester, Series B, GO, 5.000%, 11/15/25	8,261
2,025	Hampton Bays Union Free School District, GO, 5.000%, 09/15/22	2,379
1,300	South Orangetown New York Central School District, GO, 5.000%, 12/01/23	1,568
	Town of Brookhaven,
1,500	GO, 4.000%, 03/15/25	1,690
5,250	GO, 4.000%, 03/15/27	5,826
5,465	GO, 4.000%, 03/15/28	6,024
	Town of East Hampton,
1,000	GO, 5.000%, 05/15/21	1,149
1,000	GO, 5.000%, 05/15/23	1,192
1,550	White Plains City School District, GO, 5.000%, 05/15/24	1,871

		56,525

	Hospital — 0.1%
	Build Resource Corp., The New York Methodist Hospital Project,
1,000	Rev., 5.000%, 07/01/18	1,051
550	Rev., 5.000%, 07/01/21	622
800	Nassau County Local Economic Assistance Corp., Catholic Health Services, Long Island Obligated Group Project, Series B, Rev., 5.000%, 07/01/23	916

		2,589

	Industrial Development Revenue/Pollution Control Revenue — 0.1%
3,000	New York State Energy Research & Development Authority, Pollution Control, Electric & Gas Corp., Project, Series C, Rev., VAR, 2.000%, 05/01/20	2,992

	Other Revenue — 4.9%
	Battery Park City Authority,
3,450	Series A, Rev., 3.000%, 11/01/18	3,578
2,500	Series A, Rev., 4.000%, 11/01/19	2,703
500	Brooklyn Arena Local Development Corp., Pilot Refunding, Barclays Center, Series A, Rev., 5.000%, 07/15/20	551
500	City of Troy Capital Resources Corp., Rensselaer Polytechnic Institute Project, Rev., 5.000%, 08/01/20	557
	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2003,
2,750	Series B, Rev., 5.000%, 02/01/20	3,052
2,120	Subseries A-1, Rev., 5.000%, 11/01/17	2,181

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — continued
	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2014,
1,490	Series A, Subseries A-1, Rev., 5.000%, 11/01/17 (p)	1,533
3,700	Series A, Subseries A-1, Rev., 5.000%, 11/01/20	4,194
	New York City, The Trust for Cultural Resources Museum Modern Art,
6,510	Series 1-E, Rev., 4.000%, 02/01/23	7,338
3,500	Series 1-E, Rev., 4.000%, 04/01/28	3,944
3,000	Series 1-E, Rev., 4.000%, 04/01/29	3,355
1,750	Series 1-E, Rev., 4.000%, 04/01/30	1,943
5,000	New York Convention Center Development Corp. Hotel Unit Fee Secured, Rev., 5.000%, 11/15/26	5,922
1,210	New York Local Government Assistance Corp., Senior Lien, Series A, Rev., 5.000%, 04/01/17	1,215
	New York Local Government Assistance Corp., Subordinated Lien,
2,845	Series A-5/6, Rev., 5.000%, 04/01/18	2,974
1,500	Series A-5/6, Rev., 5.500%, 04/01/19	1,640
	New York State Dormitory Authority, State Sales Tax,
3,000	Series A, Rev., 5.000%, 03/15/18	3,133
2,000	Series A, Rev., 5.000%, 03/15/21	2,294
10,180	New York State Environmental Facilities Corp., Green Bonds, Series D, Rev., 5.000%, 09/15/21	11,829
	Sales Tax Asset Receivable Corp., Fiscal Year 2015,
8,525	Series A, Rev., 5.000%, 10/15/19	9,396
15,405	Series A, Rev., 5.000%, 10/15/20	17,469
4,800	Series A, Rev., 5.000%, 10/15/22	5,677
4,500	Series A, Rev., 5.000%, 10/15/25	5,423

		101,901

	Prerefunded — 0.8%
4,305	Brooklyn Arena Local Development Corp., Pilot Refunding, Barclays Center, Rev., 6.375%, 01/15/20 (p)	4,939
12,055	Westchester Tobacco Asset Securitization Corp., Capital Appreciation, Rev., 6.950%, 07/15/17 (p)	12,458

		17,397

	Special Tax — 0.9%
1,110	New York State Dormitory Authority, Personal Income Tax, Series G, Rev., 5.000%, 08/15/21	1,283

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	37

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Special Tax — continued
17,140	New York State Urban Development Corp., General Purpose, Series C, Rev., 5.000%, 03/15/18	17,883

		19,166

	Transportation — 4.2%
	Buffalo & Fort Erie Public Bridge Authority, Toll Bridge System,
465	Rev., 5.000%, 01/01/20	513
815	Rev., 5.000%, 01/01/21	920
	Metropolitan Transportation Authority,
11,000	Series C, Rev., VAR, 4.000%, 11/15/20	11,941
2,770	Series D, Rev., 5.000%, 11/15/18	2,961
1,435	Subseries A-1, Rev., 5.000%, 11/15/20	1,621
2,000	Subseries C-1, Rev., 5.000%, 11/15/19	2,200
3,000	Subseries C-1, Rev., 5.000%, 11/15/24	3,568
14,500	MTA Hudson Rail Yards Trust Obligations, Series A, Rev., 5.000%, 11/15/46	15,525
	New York State Thruway Authority,
32,125	Series A, Rev., 5.000%, 05/01/19	34,742
4,200	Series J, Rev., 5.000%, 01/01/18	4,342
2,500	Port Authority of New York & New Jersey, Consolidated 185, Rev., AMT, 5.000%, 09/01/17	2,554
5,000	Triborough Bridge & Tunnel Authority, Series B, Rev., 5.000%, 11/15/17	5,155

		86,042

	Water & Sewer — 0.3%
5,000	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Series EE, Rev., 5.000%, 06/15/19	5,452

	Total New York	303,636

	North Carolina — 0.7%
	General Obligation — 0.6%
2,230	City of Durham, Series C, GO, 5.000%, 07/01/18	2,354
9,670	State of North Carolina, Series D, GO, 4.000%, 06/01/20	10,546

		12,900

	Hospital — 0.0% (g)
350	Northern Hospital District of Surry County, Health Care Facilities, Rev., 3.000%, 10/01/17	353

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — 0.1%
1,510	County of Union, North Carolina, Series D, GO, NATL-RE, 5.000%, 03/01/17 (p)	1,511

	Total North Carolina	14,764

	Ohio — 0.9%
	Education — 0.2%
535	Ohio Higher Educational Facility Commission, Case Western Reserve University Project, Series A, Rev., 4.000%, 12/01/19	575
	Ohio State Higher Educational Facility Commission, Oberlin College,
600	Rev., 4.000%, 10/01/18	629
675	Rev., 4.000%, 10/01/19	723
1,000	Rev., 5.000%, 10/01/20	1,125

		3,052

	General Obligation — 0.3%
4,625	City of Columbus, Unlimited Tax, Various Purpose, Series A, GO, 4.000%, 08/15/27	5,143
	City of Dublin, Various Purpose,
500	GO, 4.000%, 12/01/27	562
300	GO, 4.000%, 12/01/28	335

		6,040

	Hospital — 0.2%
375	Akron, Bath & Copley Joint Township Hospital District, Summa Health Obligated Group, Rev., 5.000%, 11/15/21	417
	County of Lake, Hospital Facilities, Lake Hospital System, Inc.,
1,445	Rev., 5.000%, 08/15/23	1,665
1,655	Rev., 5.000%, 08/15/24	1,918

		4,000

	Other Revenue — 0.1%
1,165	County of Cuyahoga, Rev., 5.000%, 12/01/22	1,376
200	RiverSouth Authority, Riversouth Area Redevelopment Refunding, Series A, Rev., 5.000%, 06/01/22	230
1,000	State of Ohio, Capital Facilities Lease-Appropriation, Series A, Rev., 5.000%, 10/01/18	1,065

		2,671

	Water & Sewer — 0.1%
	Hamilton County, Sewer System, Metropolitan Sewer District of Greater Cincinnati,
500	Series A, Rev., 5.000%, 12/01/18	535

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Water & Sewer — continued
640	Series A, Rev., 5.000%, 12/01/19	707
1,375	Series A, Rev., 5.000%, 12/01/21	1,596

		2,838

	Total Ohio	18,601

	Oklahoma — 1.0%
	Education — 0.6%
	Blaine County Educational Facilities Authority, Educational Facilities, Watonga Public Schools Project,
555	Rev., 5.000%, 12/01/18	590
850	Rev., 5.000%, 12/01/19	928
1,000	Cleveland County Educational Facilities Authority, Educational Facilities Lease, Moore Public Schools Project, Rev., 5.000%, 06/01/17	1,011
6,195	Cleveland County Educational Facilities Authority, Educational Facilities Lease, Norman Public Schools Project, Rev., 5.000%, 07/01/19	6,713
450	Oklahoma County Finance Authority, Educational Facilities, Lease Western Harrah Public Schools Project, Rev., 2.000%, 09/01/18	454
	Oklahoma County Finance Authority, Educational Facilities, Lease Western Heights Public School Project,
250	Rev., 4.000%, 09/01/18	260
325	Rev., 5.000%, 09/01/19	353
2,000	Tulsa County Industrial Authority Educational Facilities Lease, Jenks Public Schools Project, Rev., 5.000%, 09/01/21	2,276

		12,585

	Other Revenue — 0.4%
	Cleveland County Justice Authority, Sales Tax, Detention Facility Project,
1,205	Rev., 3.000%, 03/01/17	1,205
1,000	Rev., 3.000%, 03/01/18	1,018
500	Rev., 4.000%, 03/01/20	524
700	Oklahoma Capitol Improvement Authority, Agency Facilities, Series C, Rev., 5.000%, 07/01/19	762
3,225	Oklahoma Capitol Improvement Authority, State Facilities, Series A, Rev., 5.000%, 01/01/24	3,811

		7,320

	Total Oklahoma	19,905

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oregon — 1.1%
	General Obligation — 0.6%
2,100	Clackamas County School District No. 12, Series B, GO, 5.000%, 06/15/30	2,517
2,000	State of Oregon, Article XI-Q State Projects, Series H, GO, 5.000%, 05/01/21	2,296
7,005	State of Oregon, Tax-Exempt Refunding, Series L, GO, 5.000%, 11/01/19	7,729

		12,542

	Prerefunded — 0.3%
6,210	Oregon State Department of Administrative Services, Lottery, Series A, Rev., 5.250%, 04/01/19 (p)	6,745

	Transportation — 0.2%
	Port of Portland, International Airport,
1,000	Series 23, Rev., 5.000%, 07/01/23	1,179
1,595	Series 23, Rev., 5.000%, 07/01/24	1,898

		3,077

	Water & Sewer — 0.0% (g)
40	City of Portland, Sewer System, First Lien, Series A, Rev., 5.000%, 10/01/23	48

	Total Oregon	22,412

	Pennsylvania — 3.8%
	Education — 0.8%
5,055	Pennsylvania State Higher Educational Facilities Authority, Trustees of the University, Series B, Rev., 5.000%, 10/01/22	5,957
	State Public School Building Authority, Community College of Philadelphia Project,
2,760	Rev., 5.000%, 06/15/21	3,089
2,625	Rev., 5.000%, 06/15/24	2,990
2,860	State Public School Building Authority, Montgomery County Community College, Rev., 5.000%, 05/01/19	3,081
1,525	State Public School Building Authority, Philadelphia School District Project, Series A, Rev., 5.000%, 06/01/17	1,539

		16,656

	General Obligation — 0.2%
2,200	Commonwealth of Pennsylvania, First Series, GO, 5.000%, 07/01/18	2,317
350	Schuylkill Valley School District, GO, 5.000%, 04/01/22	405
1,045	Souderton Area School District, Series A, GO, 4.000%, 11/15/18	1,097

		3,819

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	39

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Hospital — 0.2%
1,225	Lancaster County Hospital Authority, Health System, General Hospital Project, Series B, Rev., 4.000%, 07/01/17 (p)	1,239
1,400	Southcentral General Authority, Hanover Hospital, Inc., Rev., 5.000%, 12/01/26	1,564
380	Southcentral General Authority, Wellspan Health Obligation Group, Series A, Rev., 5.000%, 06/01/24	447

		3,250

	Other Revenue — 1.0%
14,950	Pennsylvania Economic Development Financing Authority, Unemployment Compensation, Series B, Rev., 5.000%, 07/01/21	15,491
5,000	Philadelphia City Municipal Authority, Series A, Rev., 5.000%, 11/15/17	5,141

		20,632

	Prerefunded — 0.3%
5,675	Commonwealth of Pennsylvania, Second Series, GO, 5.000%, 03/01/17 (p)	5,677

	Transportation — 0.0% (g)
1,000	Pennsylvania Turnpike Commission, Oil Franchise Tax Senior, Series A, Rev., 5.000%, 12/01/22	1,171

	Water & Sewer — 1.3%
	Allegheny County Sanitary Authority, Sewer,
3,500	Rev., 5.000%, 12/01/21	4,009
3,000	Rev., 5.000%, 12/01/22	3,479
4,000	Rev., 5.000%, 12/01/23	4,679
	City of Philadelphia, Water & Wastewater,
8,530	Series A, Rev., 5.000%, 01/01/20	9,395
1,510	Series A, Rev., 5.000%, 07/01/22	1,747
2,595	Series A, Rev., 5.000%, 07/01/24	3,045
750	Pittsburgh Water & Sewer Authority, First Lien, Series B, Rev., AGM, 4.000%, 09/01/17	763

		27,117

	Total Pennsylvania	78,322

	Rhode Island — 0.2%
	General Obligation — 0.2%
	State of Rhode Island & Providence Plantations, Consolidated Capital Development Loan,
1,000	Series A, GO, 5.000%, 10/15/18	1,068
1,475	Series A, GO, 5.000%, 10/15/19 (p)	1,623
1,000	State of Rhode Island & Providence Plantations, Consolidated Capital Development Loan of 2014, Series A, GO, 5.000%, 11/01/19	1,104

		3,795

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Industrial Development Revenue/Pollution Control Revenue — 0.0% (g)
590	Rhode Island Clean Water Finance Agency, Water Pollution Control Revolving Fund, Green Bonds, Series A, Rev., 5.000%, 10/01/26	707

	Total Rhode Island	4,502

	South Carolina — 0.4%
	Education — 0.2%
3,840	SCAGO Educational Facilities Corp., School District of Pickens County Project, Rev., 5.000%, 12/01/20	4,314

	General Obligation — 0.1%
	State of South Carolina,
1,310	Series B, GO, 5.000%, 04/01/18	1,370
1,110	Series D, GO, 5.000%, 04/01/18	1,161

		2,531

	Other Revenue — 0.1%
	County of Charleston,
645	Rev., 5.000%, 12/01/18	690
1,000	Rev., 5.000%, 12/01/19	1,103

		1,793

	Water & Sewer — 0.0% (g)
500	City of Florence, Combined Waterworks & Sewerage System, Rev., 4.000%, 09/01/24	559

	Total South Carolina	9,197

	South Dakota — 0.1%
	Education — 0.1%
	South Dakota Health & Educational Facilities Authority,
625	Series B, Rev., 4.000%, 11/01/20	681
500	Series B, Rev., 4.000%, 11/01/21	549
375	Series B, Rev., 5.000%, 11/01/22	437

		1,667

	Other Revenue — 0.0% (g)
	South Dakota State Building Authority,
500	Series B, Rev., 5.000%, 06/01/19	543
485	Series B, Rev., 5.000%, 06/01/21	554

		1,097

	Total South Dakota	2,764

	Tennessee — 0.2%
	General Obligation — 0.1%
2,330	County of Maury, GO, 4.000%, 04/01/17	2,337

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Other Revenue — 0.0% (g)
5	Metropolitan Government of Nashville & Davidson, County Sports Authority, Public Improvement, Rev., 5.000%, 07/01/20	6

	Utility — 0.1%
800	City of Chattanooga, Electric System, Series A, Rev., 5.000%, 09/01/22	940

	Total Tennessee	3,283

	Texas — 5.7%
	Education — 0.5%
790	Austin Community College District, Combined Fee, Series A, Rev., 5.000%, 02/01/21	891
790	Stephen F. Austin State University, Board of Regents, Revenue Financing System, Rev., 4.000%, 10/15/18	828
6,735	University of Texas, Financing System, Series I, Rev., 5.000%, 08/15/23	8,002

		9,721

	General Obligation — 2.1%
840	Argyle Independent School District, School Building, GO, PSF-GTD, 3.000%, 08/15/19	878
475	City of Abilene, Taylor & Jones Counties, GO, 5.000%, 02/15/21	540
	City of Colony,
620	GO, 5.000%, 08/15/19	678
610	GO, 5.000%, 08/15/20	685
1,045	City of Denton, GO, 5.000%, 02/15/23	1,227
	City of El Paso, Refunding & Improvement,
530	GO, 5.000%, 08/15/21	609
4,035	GO, 5.000%, 08/15/25	4,802
	City of Fort Worth, Certificates of Obligation,
445	Series A, GO, 3.000%, 03/01/17	445
500	Series A, GO, 4.000%, 03/01/18	516
785	Series A, GO, 4.000%, 03/01/19	830
	City of Fort Worth, Refunding & Improvement, General Purpose,
870	GO, 3.000%, 03/01/17	870
1,000	GO, 4.000%, 03/01/18	1,032
1,060	GO, 4.000%, 03/01/19	1,121
185	City of Mesquite, County of Dallas, GO, 4.000%, 02/15/18	191
355	City of Mesquite, County of Dallas, Certificates of Obligation, GO, 3.000%, 02/15/18	362
2,000	City of San Antonio, General Improvement, GO, 5.000%, 02/01/23	2,335
1,350	City of Wylie, GO, 5.000%, 02/15/27	1,599

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — continued
5,150	County of Travis, Austin Independent School District, Unlimited Tax Refunding, GO, NATL-RE, 5.000%, 08/01/17	5,247
	Harlandale Independent School District,
1,240	Series A, GO, PSF-GTD, 5.000%, 02/15/25	1,482
1,195	Series A, GO, PSF-GTD, 5.000%, 02/15/26	1,441
2,005	Series A, GO, PSF-GTD, 5.000%, 02/15/27	2,433
	Judson Independent School District,
420	GO, PSF-GTD, 4.000%, 02/01/18	432
595	Series A, GO, 5.000%, 02/01/19	640
5,215	Northside Independent School District, Series A, GO, PSF-GTD, 4.000%, 08/15/24	5,889
1,880	Northside Independent School District, School Building, GO, PSF-GTD, 5.000%, 08/15/25	2,269
3,000	State of Texas, Transportation Commission Mobility, GO, 5.000%, 10/01/19	3,302
	Ysleta Independent School District, School Building,
1,500	GO, PSF-GTD, 4.000%, 08/15/32	1,599
1,155	GO, PSF-GTD, 4.000%, 08/15/33	1,222

		44,676

	Other Revenue — 1.1%
10,755	Harris County, Houston Sports Authority Senior Lien, Series A, Rev., AGM, 5.000%, 11/15/26	12,547
4,700	Lower Colorado River Authority, Series B, Rev., 5.000%, 05/15/23	5,442
5,000	Via Metropolitan Transit Authority, Sales Tax, Rev., 5.000%, 07/15/28	6,000

		23,989

	Prerefunded — 0.3%
5,605	Harris County Health Facilities Development Corp., Memorial Hermann Healthcare System, Series B, Rev., 7.250%, 12/01/18 (p)	6,217
60	Lower Colorado River Authority, Series B, Rev., 5.000%, 05/15/22 (p)	70

		6,287

	Transportation — 0.7%
	City of Austin, Airport System,
1,095	Series B, Rev., AMT, 5.000%, 11/15/26	1,280
585	Series B, Rev., AMT, 5.000%, 11/15/27	679
630	Series B, Rev., AMT, 5.000%, 11/15/28	726
	Love Field Airport Modernization Corp.,
500	Rev., AMT, 5.000%, 11/01/18	530
375	Rev., AMT, 5.000%, 11/01/21	426

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	41

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Transportation — continued
10,125	Texas Transportation Commission Central, Turnpike System, Second Tier, Series A, Rev., VAR, 5.000%, 04/01/20	11,135

		14,776

	Utility — 0.4%
	City of Cedar Park, Utility System,
820	Rev., 5.000%, 08/15/21	942
560	Rev., 5.000%, 08/15/22	653
5,000	City of Houston, Utility System Revenue Refunding, Series C, Rev., 5.000%, 05/15/20	5,583
	City of Victoria, Utility System,
160	Rev., 2.000%, 12/01/18	163
150	Rev., 2.500%, 12/01/19	155

		7,496

	Water & Sewer — 0.6%
3,520	City of Dallas, Waterworks & Sewer System, Series A, Rev., 5.000%, 10/01/19	3,867
	City of Galveston, Waterworks & Sewer System,
180	Rev., 4.000%, 05/01/18	187
205	Rev., 5.000%, 05/01/19	222
245	Rev., 5.000%, 05/01/20	272
265	Rev., 5.000%, 05/01/21	301
380	Rev., 5.000%, 05/01/24	446
	City of San Antonio, Water System, Junior Lien,
2,670	Series A, Rev., 4.000%, 05/15/34	2,779
1,000	Series E, Rev., 5.000%, 05/15/19	1,086
1,035	North Harris County, Regional Water Authority, Senior Lien, Rev., 5.000%, 12/15/19	1,140
1,500	Trinity River Authority Central Regional Wastewater System, Rev., 5.000%, 08/01/18	1,588

		11,888

	Total Texas	118,833

	Utah — 1.9%
	General Obligation — 0.5%
	State of Utah,
4,925	GO, 5.000%, 07/01/21	5,685
4,855	Series C, GO, 5.000%, 07/01/18	5,126

		10,811

	Transportation — 1.4%
	Salt Lake City Corp. Airport Revenue,
1,000	Series A, Rev., AMT, 5.000%, 07/01/22	1,152
5,250	Series A, Rev., AMT, 5.000%, 07/01/29	6,129

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Transportation — continued
5,000	Series A, Rev., AMT, 5.000%, 07/01/31	5,773
5,105	Series A, Rev., AMT, 5.000%, 07/01/32	5,850
4,260	Series A, Rev., AMT, 5.000%, 07/01/33	4,854
4,000	Series A, Rev., AMT, 5.000%, 07/01/35	4,517

		28,275

	Total Utah	39,086

	Vermont — 0.1%
	Education — 0.1%
	University of Vermont & State Agricultural College,
750	Rev., 5.000%, 10/01/21	864
855	Rev., 5.000%, 10/01/22	1,000

		1,864

	Other Revenue — 0.0% (g)
	Vermont Municipal Bond Bank,
545	Series 2, Rev., 5.000%, 12/01/17	563
400	Series 3, Rev., 5.000%, 12/01/21	464

		1,027

	Total Vermont	2,891

	Virginia — 2.1%
	Education — 0.2%
2,900	Virginia Public School Authority, Special Obligation, Rev., 5.000%, 07/15/19	3,169

	General Obligation — 0.5%
3,940	City of Alexandria, Series A, GO, 4.250%, 06/15/18	4,115
5,390	County of Arlington, Series B, GO, 5.000%, 08/15/22	6,351

		10,466

	Other Revenue — 0.3%
2,150	Fairfax County Economic Development Authority, County Facilities Projects, Series A, Rev., 4.000%, 10/01/18	2,256
1,300	Virginia Resources Authority, Infrastructure & State Moral Obligation, Series B, Rev., 5.000%, 11/01/18	1,388
2,250	Virginia Resources Authority, Infrastructure Pooled Financing Program, Series C, Rev., 5.000%, 11/01/20	2,552

		6,196

	Prerefunded — 0.3%
1,450	City of Norfolk, Capital Improvement, Series C, GO, 5.000%, 04/01/17 (p)	1,456

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Prerefunded — continued
4,725	Virginia Resources Authority, Clean Water State Revolving Fund, Rev., 4.750%, 10/01/17 (p)	4,838

		6,294

	Water & Sewer — 0.8%
	City of Norfolk, Water Revenue,
4,435	Rev., 5.000%, 11/01/17	4,564
1,340	Rev., 5.000%, 11/01/18	1,431
3,190	County of Fairfax, Sewer Revenue, Rev., 5.000%, 07/15/19	3,488
5,615	Fairfax County Water Authority, Series B, Rev., 5.250%, 04/01/24	6,867

		16,350

	Total Virginia	42,475

	Washington — 1.3%
	Certificate of Participation/Lease — 0.3%
	State of Washington, State & Local Agency Real & Personal Property,
2,555	Series D, COP, 5.000%, 07/01/18	2,694
3,125	Series D, COP, 5.000%, 07/01/19	3,400

		6,094

	Education — 0.0% (g)
125	University of Washington, Rev., 1.750%, 04/01/19	127

	General Obligation — 0.6%
	King County Public Hospital District No. 2, Evergreenhealth,
1,370	GO, 5.000%, 12/01/18	1,465
870	GO, 5.000%, 12/01/19	959
1,400	Snohomish County School District No. 002, Everett Refunding, GO, 4.000%, 12/01/17	1,435
7,300	State of Washington, Various Purpose, Series R-2011B, GO, 5.000%, 07/01/17	7,410

		11,269

	Transportation — 0.4%
	Central Puget Sound Regional Transit Authority, Sales Tax & Motor Vehicle Excise Tax,
685	Series S-1, Rev., 5.000%, 11/01/23	822
720	Series S-1, Rev., 5.000%, 11/01/24	870
2,000	Series S-1, Rev., 5.000%, 11/01/34	2,335
4,000	Port of Seattle, Intermediate Lien, Series B, Rev., 5.000%, 03/01/19	4,304

		8,331

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Utility — 0.0% (g)
500	County of Snohomish, Public Utility District No. 1, Electric System, Rev., 5.000%, 12/01/25	603

	Total Washington	26,424

	West Virginia — 0.2%
	General Obligation — 0.0% (g)
30	Preston County, Board of Education, Public School, GO, 3.000%, 05/01/17	30

	Hospital — 0.2%
	Monongalia County Building Commission, Health System,
1,545	Rev., 5.000%, 07/01/18	1,622
1,565	Rev., 5.000%, 07/01/22	1,793

		3,415

	Total West Virginia	3,445

	Wisconsin — 1.2%
	Certificate of Participation/Lease — 0.1%
	State of Wisconsin, Master Lease,
800	Series A, COP, 5.000%, 09/01/17	817
1,125	Series A, COP, 5.000%, 09/01/18	1,192

		2,009

	Education — 0.4%
5,815	Wisconsin Health & Educational Facilities Authority, Ascension Health Alliance Senior Credit Group, Series B-2, Rev., VAR, 4.000%, 05/30/19	6,173
1,250	Wisconsin Health & Educational Facilities Authority, Thedacare, Inc., Rev., 5.000%, 12/15/20	1,407

		7,580

	General Obligation — 0.1%
1,990	State of Wisconsin, Series A, GO, 5.000%, 05/01/18	2,088

	Prerefunded — 0.5%
8,440	State of Wisconsin, Series A, GO, 5.000%, 05/01/21 (p)	9,660

	Transportation — 0.1%
	County of Milwaukee, Airport,
1,400	Series A, Rev., AMT, 5.000%, 12/01/18	1,486
1,000	Series A, Rev., AMT, 5.000%, 12/01/28	1,141

		2,627

	Total Wisconsin	23,964

	Total Municipal Bonds (Cost $1,740,816)	1,751,999

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	43

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — 7.5%
	California — 1.5%
	Other Revenue — 1.1%
	California Infrastructure & Economic Development Bank, The J. Paul Getty Trust,
10,800	Series A-1, Rev., VAR, 0.900%, 03/01/17	10,800
5,000	Series A-3, Rev., VAR, 0.900%, 03/01/17	4,999
5,000	Series A-4, Rev., VAR, 0.900%, 03/01/17	5,000
1,500	California Statewide Communities Development Authority, Kaiser Permanente, Series B, Rev., VAR, 1.570%, 03/01/17	1,501

		22,300

	Transportation — 0.4%
9,000	Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area, Series G, Rev., VAR, 1.220%, 03/01/17	9,006

	Total California	31,306

	Colorado — 0.1%
	Transportation — 0.1%
2,500	E-470 Public Highway Authority, Senior LIBOR Index, Series A, Rev., VAR, 1.440%, 03/01/17	2,500

	Connecticut — 0.1%
	General Obligation — 0.1%
1,500	State of Connecticut, SIFMA Index, Series B, GO, VAR, 1.110%, 03/01/17	1,501

	Georgia — 0.4%
	Other Revenue — 0.2%
5,000	Metropolitan Rapid Transit Authority, Sales Tax, Rev., VAR, 0.900%, 03/01/17	4,999

	Water & Sewer — 0.2%
3,000	City of Atlanta, Water & Wastewater, Revenue Refunding, Series A-1, Rev., VAR, 2.043%, 03/01/17	3,026

	Total Georgia	8,025

	Massachusetts — 0.5%
	General Obligation — 0.5%
10,000	Commonwealth of Massachusetts, Subseries D-2, GO, VAR, 0.920%, 03/01/17	10,000

	Michigan — 0.2%
	Education — 0.2%
5,000	Regents of the University of Michigan, Series E, Rev., VAR, 1.050%, 03/01/17	4,992

	New York — 0.1%
	Transportation — 0.1%
2,500	Metropolitan Transportation Authority, Series D-2, Rev., VAR, 0.980%, 03/01/17	2,498

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Ohio — 0.5%
	Hospital — 0.5%
10,800	County of Allen, Mercy Health, Series B, Rev., VAR, 1.370%, 03/01/17	10,795

	Oklahoma — 0.1%
	Utility — 0.1%
1,785	Oklahoma Municipal Power Authority, SIFMA Index, Series A, Rev., VAR, 1.420%, 03/01/17	1,783

	Oregon — 0.3%
	Hospital — 0.3%
5,000	Oregon State Facilities Authority, Providence Health & Services, Series C, Rev., VAR, 1.500%, 03/01/17	5,000

	Pennsylvania — 0.4%
	Transportation — 0.4%
	Pennsylvania Turnpike Commission,
5,000	Series A, Rev., VAR, 1.300%, 03/01/17	4,995
1,525	Series A-2, Rev., VAR, 1.120%, 03/01/17	1,523
2,500	Subseries A-2, Rev., VAR, 1.420%, 03/01/17	2,500

	Total Pennsylvania	9,018

	Texas — 2.6%
	Education — 0.4%
7,500	County of Harris, Cultural Education Facilities Finance Corp., Children’s Hospital, Series 3, Rev., VAR, 1.414%, 03/01/17	7,476

	General Obligation — 0.8%
17,500	State of Texas, Transportation Commission Mobility, Series B, GO, VAR, 1.000%, 03/01/17	17,493

	Transportation — 1.0%
	Harris County, Toll Road, Senior Lien,
3,200	Series A, Rev., VAR, 1.250%, 03/01/17	3,200
2,500	Series A, Rev., VAR, 1.400%, 03/01/17	2,502
6,000	North Texas Tollway Authority System, First Tier, Series C, Rev., VAR, 1.290%, 03/01/17	5,983
10,000	Texas Transportation Commission State Highway Fund, First Tier, SIFMA Index, Series B, Rev., VAR, 0.970%, 03/01/17	10,000

		21,685

	Utility — 0.4%
7,500	City of San Antonio, Electric & Gas Systems, Junior Lien, Series B, Rev., VAR, 1.000%, 03/01/17	7,484

	Total Texas	54,138

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — continued
	Washington — 0.7%
	Other Revenue — 0.3%
5,000	Central Puget Sound Regional Transit Authority, Sales Tax, Series S-2A, Rev., VAR, 1.320%, 03/01/17	5,004

	Utility — 0.4%
7,500	City of Seattle, Municipal Light & Power, Series B-1, Rev., VAR, 1.300%, 03/01/17	7,500
1,000	Grant County Public Utility District No. 2, Electric System, Series K, Rev., VAR, 0.940%, 03/01/17	998

		8,498

	Total Washington	13,502

	Total Weekly Demand Notes (Cost $155,015)	155,058

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.0%
	Investment Company — 2.0%
41,698	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.450% (b) (l) (Cost $41,698)	41,698

	Total Investments — 97.8% (Cost $2,019,294)	2,030,190
	Other Assets in Excess of Liabilities — 2.2%	45,848

	NET ASSETS — 100.0%	$2,076,038

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	45

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Daily Demand Notes — 3.1% (t)
	New York — 3.1%
	General Obligation — 1.5%
5,000	City of New York, Fiscal Year 2014, Subseries D-4, GO, VRDO, LOC: TD Bank NA, 0.500%, 03/01/17	5,000

	Water & Sewer — 1.6%
5,000	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2015, Series BB-4, Rev., VRDO, 0.520%, 03/01/17	5,000

	Total Daily Demand Notes (Cost $10,000)	10,000

Municipal Bonds — 90.6% (t)
	Alabama — 0.7%
	Industrial Development Revenue/Pollution Control Revenue — 0.3%
1,000	Alabama Capital Region Solid Waste Disposal Authority, Tax-Exempt Solid Waste Disposal, IREP-Montgomery MRF, LLC Project, Series A, Rev., AMT, 4.500%, 06/15/34	1,009

	Other Revenue — 0.4%
1,000	Montgomery County Public Building Authority, Facilities Project, Rev., 5.000%, 03/01/29	1,146
150	Uab Medicine Financing Authority, Series B, Rev., 4.000%, 09/01/37	151

		1,297

	Total Alabama	2,306

	Alaska — 4.2%
	Prerefunded — 1.8%
	Alaska Municipal Bond Bank Authority,
70	Rev., 5.750%, 09/01/18 (p)	75
2,430	Rev., 5.750%, 09/01/18 (p)	2,607
1,745	Matanuska-Susitna Borough, Goose Creek Correctional Center Project, Rev., AGC, 6.000%, 09/01/19 (p)	1,954
1,005	Matanuska-Susitna Borough, Goose Creek Correctional Center Project, Unrefunded Balance, Rev., AGC, 6.000%, 09/01/19 (p)	1,126

		5,762

	Utility — 2.4%
	Alaska Energy Authority, Power, Bradley Lake Hydroelectric Project, Fourth Series,
3,485	Rev., AGM, 6.000%, 07/01/17	3,547
3,915	Rev., AGM, 6.000%, 07/01/19	4,341

		7,888

	Total Alaska	13,650

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Arkansas — 0.1%
	Education — 0.1%
185	Board of Trustees of the University of Arkansas, Various Facility, Fayetteville Campus, Series A, Rev., 5.000%, 11/01/37	213

	Hospital — 0.0% (g)
50	City of Springdale, Public Facilities Board Hospital, Rev., 4.000%, 03/01/36	51

	Total Arkansas	264

	California — 21.1%
	Certificate of Participation/Lease — 0.5%
1,500	Riverside Public Financing Authority, Riverside Pavement Rehabilitation Project, COP, AGM, 5.000%, 06/01/33	1,648

	Education — 0.7%
500	California Educational Facilities Authority, Claremont McKenna College, Series A, Rev., 4.000%, 01/01/39	511
1,640	California State University, Systemwide, Series A, Rev., 3.125%, 11/01/36	1,559

		2,070

	General Obligation — 6.3%
330	County of Santa Clara, Campbell Union High School District, GO, 3.000%, 08/01/31	328
5,000	Los Angeles Unified School District, Series D, GO, 5.000%, 01/01/34	5,421
7,150	Mount San Antonio Community College District, Election of 2008, Series A, GO, Zero Coupon, 08/01/43	5,095
	Pittsburg Unified School District,
1,025	GO, 4.000%, 08/01/32	1,097
1,640	GO, 4.000%, 08/01/36	1,711
50	Pomona Unified School District, Series A, GO, NATL-RE, 6.100%, 02/01/20	57
2,690	Santa Maria Joint Union High School District, Santa Barbara & San Luis Obispo, GO, Zero Coupon, 08/01/37	961
100	Santa Monica-Malibu Unified School District, GO, 4.000%, 08/01/21	111
5,000	State of California, Various Purpose, GO, 6.500%, 04/01/33	5,566

		20,347

	Hospital — 3.5%
2,170	California Health Facilities Financing Authority, Cedars-Sinai Medical Center, Rev., 5.000%, 11/15/28	2,559

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Hospital — continued
4,830	California Health Facilities Financing Authority, Providence St. Joseph Health, Series A, Rev., 4.000%, 10/01/47	4,788
1,450	California Health Facilities Financing Authority, Sutter Health, Series A, Rev., 5.000%, 11/15/41	1,606
750	California Municipal Finance Authority, Community Medical Centers, Series A, Rev., 5.000%, 02/01/42	819
	California Public Finance Authority, Henry Mayo Newhall Hospital,
500	Rev., 5.000%, 10/15/37	535
1,000	Rev., 5.000%, 10/15/47	1,060

		11,367

	Other Revenue — 0.4%
1,280	San Francisco Bay Area Rapid Transit District, Sales Tax, Series A, Rev., 4.000%, 07/01/33	1,362

	Prerefunded — 3.2%
40	California Health Facilities Financing Authority, Providence Health & Services, Series C, Rev., 6.500%, 10/01/18 (p)	43
1,960	California Health Facilities Financing Authority, Unrefunded Balance, Providence Health & Services, Series C, Rev., 6.500%, 10/01/18 (p)	2,134
7,500	San Diego Public Facilities Financing Authority, Senior Sewer, Series A, Rev., 5.250%, 05/15/19 (p)	8,200

		10,377

	Transportation — 1.1%
1,250	City of Los Angeles, Department of Airports, Series A, Rev., AMT, 5.000%, 05/15/38	1,384
1,000	Los Angeles County Metropolitan Transportation Authority, Union Station Gateway Project, Rev., 5.000%, 07/01/27	1,197
805	Los Angeles Harbor Department, Rev., 7.600%, 10/01/18 (p)	859

		3,440

	Utility — 3.6%
	City of Los Angeles, Department of Water & Power, Power System,
1,700	Series A, Rev., 5.000%, 07/01/35	1,983
375	Series B, Rev., 5.000%, 07/01/36	431
610	Series D, Rev., 5.000%, 07/01/33	701
2,500	Subseries A-1, Rev., 5.250%, 07/01/38	2,641
2,450	East Bay Municipal Utility District, Wastewater System, Series A, Rev., 5.000%, 06/01/36	2,825

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Utility — continued
2,000	Long Beach Bond Finance Authority, Natural Gas, Series A, Rev., 5.250%, 11/15/21	2,243
595	Northern California Transmission Agency, Transmission Project, Series A, Rev., 5.000%, 05/01/31	696

		11,520

	Water & Sewer — 1.8%
515	East Bay Municipal Utility District Water System, Green Bonds, Series B, Rev., 5.000%, 06/01/33	600
3,000	Metropolitan Water District of Southern California, Series A, Rev., 5.000%, 07/01/32	3,042
	Orange County Water District,
1,145	Series A, Rev., 5.000%, 08/15/29	1,387
650	Series A, Rev., 5.000%, 08/15/34	768

		5,797

	Total California	67,928

	Colorado — 4.4%
	Certificate of Participation/Lease — 2.2%
4,655	Adams County, Colorado Refunding & Improvement, COP, 4.000%, 12/01/40	4,741
2,000	State of Colorado, Building Excellent Schools Today, Series G, COP, 5.000%, 03/15/32	2,218

		6,959

	Education — 0.0% (g)
150	Board of Governors of the University of Colorado, Enterprise System, Series E-1, Rev., 5.000%, 03/01/35	170

	Hospital — 1.0%
2,130	Colorado Health Facilities Authority, Vail Valley Medical Centre Project, Rev., 4.000%, 01/15/45	2,134
1,000	Denver Health & Hospital Authority, Series A, Rev., 5.250%, 12/01/45	1,050

		3,184

	Prerefunded — 1.2%
	Colorado Water Resources & Power Development Authority, Water & Wastewater Utility Enterprise Project,
1,000	Series A, Rev., AGC, 5.125%, 12/01/18 (p)	1,073
1,000	Series A, Rev., AGC, 5.250%, 12/01/18 (p)	1,075
1,500	University of Colorado, University Enterprise, Series A, Rev., 5.375%, 06/01/19 (p)	1,643

		3,791

	Total Colorado	14,104

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	47

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Delaware — 0.5%
	Education — 0.3%
	The Delaware Economic Development Authority, Newark Charter School, Inc. Project,
500	Series A, Rev., 5.000%, 09/01/36	516
500	Series A, Rev., 5.000%, 09/01/46	511

		1,027

	Hospital — 0.2%
555	Delaware State Economic Development Authority, Osteopathic Hospital Association, Series A, Rev., 6.900%, 01/01/18 (p)	579

	Total Delaware	1,606

	District of Columbia — 1.7%
	Education — 0.3%
	District of Columbia,
500	Series A, Rev., 6.000%, 07/01/43	574
500	Series A, Rev., 6.000%, 07/01/48	573

		1,147

	General Obligation — 1.4%
3,965	District of Columbia, Series B, GO, NATL-RE, 6.000%, 06/01/19	4,396

	Total District of Columbia	5,543

	Florida — 3.0%
	General Obligation — 0.9%
2,415	Hillsborough County, Parks & Recreation Program, GO, NATL-RE, 5.250%, 07/01/25	2,971

	Hospital — 0.1%
215	Orange County Health Facilities Authority, Series B, Rev., 4.000%, 10/01/45	210

	Transportation — 1.1%
3,205	Hillsborough County Aviation Authority, Tampa International Airport, Series B, Rev., NATL-RE, 6.000%, 10/01/18	3,436

	Utility — 0.9%
2,820	Tohopekaliga Water Authority, Utility System Revenue, Series A, Rev., 4.000%, 10/01/41	2,920

	Total Florida	9,537

	Georgia — 1.4%
	Hospital — 1.4%
3,845	Dalton Development Authority, Hamilton Health Care System, Rev., NATL-RE, 5.500%, 08/15/26	4,448

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hawaii — 0.8%
	General Obligation — 0.8%
2,370	City & County of Honolulu, Series A, GO, 5.000%, 10/01/37	2,702

	Illinois — 3.1%
	Education — 0.6%
1,750	Chicago Public Building Commission, Board of Education, Series A, Rev., NATL-RE, 7.000%, 01/01/20 (p)	1,971

	General Obligation — 1.1%
355	Cook County Forest Preserve District, Limited Tax Project, Series B, GO, 5.000%, 12/15/37	377
3,000	State of Illinois, GO, 5.500%, 07/01/38	3,120

		3,497

	Transportation — 1.4%
1,500	Chicago O’Hare International Airport, General Airport, Third Lien, Series A, Rev., NATL-RE, 5.750%, 01/01/39	1,688
2,580	Regional Transportation Authority, Series D, Rev., NATL-RE, 7.750%, 06/01/19	2,789

		4,477

	Total Illinois	9,945

	Indiana — 1.4%
	Other Revenue — 1.4%
4,000	Indiana Finance Authority, State Revolving Fund Program, Series A, Rev., 5.000%, 02/01/30	4,477

	Kentucky — 1.4%
	Education — 1.4%
	Oldham County, Kentucky School District Finance Corp., School Building,
1,760	Rev., 5.000%, 06/01/26	2,074
2,000	Rev., 5.000%, 06/01/27	2,371

	Total Kentucky	4,445

	Louisiana — 0.7%
	Hospital — 0.4%
1,150	Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project, Rev., 5.000%, 05/15/47	1,231

	Other Revenue — 0.3%
1,000	Tobacco Settlement Financing Corp., Asset-Backed, Series A, Rev., 5.250%, 05/15/35	1,087

	Total Louisiana	2,318

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Maine — 2.0%
	Prerefunded — 2.0%
5,675	Maine Turnpike Authority, Rev., 6.000%, 07/01/19 (p)	6,319

	Maryland — 0.5%
	General Obligation — 0.5%
1,420	Baltimore County, Consolidated Public Improvement, GO, 5.000%, 08/01/26	1,719

	Massachusetts — 2.2%
	General Obligation — 2.1%
1,500	Commonwealth of Massachusetts, Series A, GO, 5.000%, 03/01/32	1,709
5,000	Commonwealth of Massachusetts, Consolidated Loan of 2016, Series J, GO, 4.000%, 12/01/39	5,138

		6,847

	Water & Sewer — 0.1%
80	Massachusetts Water Pollution Abatement Trust, Pool Program, Rev., 5.250%, 08/01/28	100

	Total Massachusetts	6,947

	Michigan — 0.5%
	Transportation — 0.5%
1,500	Michigan State Trunk Line, Rev., 5.000%, 11/15/36	1,678

	Minnesota — 0.2%
	Utility — 0.2%
	City of Rochester, Electric Utility,
100	Series A, Rev., 5.000%, 12/01/27	120
400	Series A, Rev., 5.000%, 12/01/28	477

	Total Minnesota	597

	Mississippi — 0.4%
	Water & Sewer — 0.4%
1,000	Mississippi Development Bank, Water & Sewer System Project, Special Obligation, Rev., AGM, 6.875%, 12/01/40	1,275

	Montana — 0.1%
	Prerefunded — 0.1%
400	City of Helena, COP, 5.000%, 01/01/19 (p)	429

	Nebraska — 0.2%
	Utility — 0.2%
	Public Power Generation Agency, Whelan Energy Center Unit 2,
185	Series A, Rev., 5.000%, 01/01/34	207
280	Series A, Rev., 5.000%, 01/01/41	310

	Total Nebraska	517

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New Jersey — 2.2%
	Housing — 0.1%
505	New Jersey Housing & Mortgage Finance Agency, Single Family Housing, Series AA, Rev., 6.375%, 10/01/28	521

	Transportation — 2.1%
10,355	New Jersey Transportation Trust Fund Authority, Capital Appreciation, Transportation Systems, Series A, Rev., Zero Coupon, 12/15/36	3,620
2,870	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement, Series A-1, Rev., 5.000%, 06/15/27	3,091

		6,711

	Total New Jersey	7,232

	New York — 13.0%
	Education — 0.4%
1,025	State Dormitory Authority, New York University, Series A, Rev., 5.000%, 07/01/28	1,231

	General Obligation — 0.2%
820	Gorham-Middlesex Central School District, GO, 3.000%, 06/15/21	869

	Other Revenue — 3.6%
	Brooklyn Arena Local Development Corp., Pilot Refunding, Barclays Center,
625	Series A, Rev., 5.000%, 07/15/26	718
565	Series A, Rev., 5.000%, 07/15/28	644
295	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2012, Subseries E-1, Rev., 5.000%, 02/01/35	331
	New York Convention Center Development Corp., Subordinated Lien Hotel Unit fee,
2,000	Series B, Rev., Zero Coupon, 11/15/36	872
10,000	Series B, Rev., Zero Coupon, 11/15/55	1,730
7,500	Series B, Rev., Zero Coupon, 11/15/56	1,242
	New York Counties Tobacco Trust VI Tobacco Settlement Pass-Through Bonds,
300	Series B, Rev., 5.000%, 06/01/25	350
150	Series B, Rev., 5.000%, 06/01/28	170
155	Series B, Rev., 5.000%, 06/01/29	172
4,450	New York State Dormitory Authority, Sales Tax, Series A, Rev., 5.000%, 03/15/26	5,348

		11,577

	Prerefunded — 0.4%
1,150	New York City Municipal Water Finance Authority, Water & Sewer System, Series A, Rev., 5.750%, 06/15/18 (p)	1,223

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	49

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Transportation — 5.7%
	Metropolitan Transportation Authority,
250	Series D, Rev., 5.000%, 11/15/29	293
400	Series D, Rev., 5.000%, 11/15/30	467
400	Series D, Rev., 5.000%, 11/15/31	465
2,750	MTA Hudson Rail Yards Trust Obligations, Series A, Rev., 5.000%, 11/15/46	2,944
11,725	Port Authority of New York & New Jersey, Consolidated, 93rd Series, Rev., 6.125%, 06/01/94	14,124

		18,293

	Utility — 1.5%
4,250	Utility Debt Securitization Authority, Series TE, Rev., 5.000%, 12/15/41	4,859

	Water & Sewer — 1.2%
	New York City Municipal Water Finance Authority, Water & Sewer System,
320	Series A, Rev., 4.500%, 06/15/32	358
3,030	Series A, Rev., 5.750%, 06/15/40	3,211
	Water Authority of Great Neck North, New York Water System,
200	Series A, Rev., 4.000%, 01/01/29	223
35	Series A, Rev., 4.000%, 01/01/30	39
130	Series A, Rev., 4.000%, 01/01/33	141

		3,972

	Total New York	42,024

	North Dakota — 0.0% (g)
	General Obligation — 0.0% (g)
30	West Fargo Public School District No. 6, Series A, GO, 3.000%, 05/01/25	31

	Ohio — 2.1%
	Education — 0.6%
	Miami University, A State University of Ohio,
375	Rev., 5.000%, 09/01/29	443
500	Rev., 5.000%, 09/01/30	588
650	Rev., 5.000%, 09/01/31	759

		1,790

	General Obligation — 0.7%
	Greenville City School District, School Improvement,
1,000	GO, 5.250%, 01/01/38	1,106
1,000	GO, 5.250%, 01/01/41	1,106

		2,212

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hospital — 0.3%
1,000	County of Warren, Otterbein Homes Obligated Group, Healthcare Facilities, Series A, Rev., 5.500%, 07/01/39	1,101

	Prerefunded — 0.5%
	County of Richland, Correctional Facilities Improvement,
500	GO, AGC, 5.875%, 12/01/18 (p)	543
400	GO, AGC, 6.000%, 12/01/18 (p)	436
650	GO, AGC, 6.125%, 12/01/18 (p)	709

		1,688

	Total Ohio	6,791

	Oklahoma — 2.0%
	Other Revenue — 0.7%
2,400	The Edmond Public Works Authority, Sales Tax And Utility System, Rev., 4.000%, 07/01/41	2,472

	Prerefunded — 0.7%
2,000	Oklahoma City Water Utilities Trust, Water & Sewer System, Series A, Rev., 5.000%, 07/01/19 (p)	2,181

	Transportation — 0.6%
1,665	Oklahoma Turnpike Authority, Turnpike System, Second Senior, Series A, Rev., 5.000%, 01/01/37	1,882

	Total Oklahoma	6,535

	Oregon — 0.3%
	Water & Sewer — 0.3%
700	City of Portland, Sewer System, First Lien, Series A, Rev., 5.000%, 06/01/26	836

	Pennsylvania — 0.4%
	Education — 0.0% (g)
85	University of Pittsburgh — of the Commonwealth System of Higher Education, University Capital Project, Series A, Rev., 4.000%, 09/15/36	89

	General Obligation — 0.1%
225	County of Allegheny Pennsylvania, Series C, GO, 5.000%, 11/01/23	264

	Hospital — 0.3%
	Lancaster County Hospital Authority, Health Center, Masonic Villages Project,
510	Rev., 5.000%, 11/01/36	557
250	Rev., 5.000%, 11/01/37	273

		830

	Total Pennsylvania	1,183

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	South Carolina — 6.5%
	General Obligation — 0.2%
430	Anderson County South Carolina School District No. 5, GO, SCSDE, 5.000%, 03/01/27	516

	Prerefunded — 3.2%
9,515	Laurens County School District No. 056, GO, AGC, SCSDE, 6.125%, 03/01/19 (p)	10,481

	Utility — 3.0%
3,900	Piedmont Municipal Power Agency, Electric, Rev., FGIC, 6.750%, 01/01/20 (p)	4,500
4,615	Piedmont Municipal Power Agency, Electric, Unrefunded Balance, Rev., NATL-RE, 6.750%, 01/01/20	5,270

		9,770

	Water & Sewer — 0.1%
295	City of Anderson, South Carolina Water & Sewer System, Rev., 5.000%, 07/01/29	347

	Total South Carolina	21,114

	South Dakota — 0.1%
	Other Revenue — 0.1%
300	South Dakota State Building Authority, Series A, Rev., 5.000%, 06/01/22	348

	Tennessee — 0.0% (g)
	General Obligation — 0.0% (g)
110	Franklin Special School District, Limited Tax School Refunding & Improvement, GO, 5.000%, 06/01/31	128

	Texas — 8.5%
	Education — 2.1%
	Clifton Higher Education Finance Corp., Idea Public Schools,
1,250	Rev., 6.000%, 08/15/33	1,422
500	Series B, Rev., 4.000%, 08/15/23	528
345	Series B, Rev., 5.000%, 08/15/24	387
460	Series B, Rev., 5.000%, 08/15/25	517
	Tarrant County Cultural Education Facilities Finance Corp., Hendrick Medical Center, Hospital,
1,000	Rev., 5.125%, 09/01/33	1,099
2,300	Rev., 5.500%, 09/01/43	2,539
210	University of Texas System, Series A, Rev., 5.000%, 07/01/31	246

		6,738

	General Obligation — 0.2%
535	City of Carrollton, GO, 5.000%, 08/15/26	581

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hospital — 0.4%
1,375	Harris County Health Facilities Development Corp., Texas Children’s Hospital Project, Rev., 5.500%, 10/01/19 (p)	1,468

	Prerefunded — 3.3%
4,435	Canyon Regional Water Authority, Wells Ranch Project, Rev., AMBAC, 5.125%, 08/01/17 (p)	4,519
2,200	City of Forney, Independent School District, Series A, GO, PSF-GTD, 5.750%, 08/15/18 (p)	2,354
3,500	Harris County Health Facilities Development Corp., Memorial Hermann Healthcare System, Series B, Rev., 7.250%, 12/01/18 (p)	3,882

		10,755

	Transportation — 1.4%
1,965	Dallas-Fort Worth International Airport, Joint Improvement, Series A, Rev., 5.000%, 11/01/42	2,159
2,000	North Texas Tollway Authority, Special Projects System, Series A, Rev., 6.000%, 09/01/41	2,343

		4,502

	Utility — 0.0% (g)
35	City of San Antonio, Electric & Gas Systems, Rev., 5.000%, 02/01/32	41

	Water & Sewer — 1.1%
2,500	City of Houston, Water & Sewer System, Junior Lien, Series A, Rev., AGM, 5.750%, 12/01/32 (p)	3,419

	Total Texas	27,504

	Utah — 0.5%
	Other Revenue — 0.5%
1,270	Municipal Building Authority of West Valley City, Rev., AGM, 5.000%, 02/01/27	1,476
110	Utah Infrastructure Agency Telecommunications And Franchise Tax, Rev., 4.000%, 10/15/40	113

	Total Utah	1,589

	Virginia — 0.5%
	Transportation — 0.5%
	Capital Region Airport Commission (Richmond International Airport),
350	Series A, Rev., 4.000%, 07/01/35	365
350	Series A, Rev., 4.000%, 07/01/36	365
750	Series A, Rev., 4.000%, 07/01/38	780

	Total Virginia	1,510

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	51

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands, except number of Futures contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Washington — 3.9%
	Education — 1.9%
5,430	Western Washington University, Housing & Dining System, Junior Lien, Series A, Rev., AMBAC, 5.500%, 10/01/22	6,193

	General Obligation — 0.4%
1,000	State of Washington, Various Purpose, Series C, GO, 5.000%, 02/01/34	1,148

	Prerefunded — 1.6%
5,000	Washington Health Care Facilities Authority, Multicare Health System, Series A, Rev., AGM, 5.000%, 08/15/18 (p)	5,296

	Total Washington	12,637

	Total Municipal Bonds (Cost $276,538)	292,216

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 5.2%
	Investment Company — 5.2%
16,638	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.450% (b) (l) (Cost $16,638)	16,638

	Total Investments — 98.9% (Cost $303,176)	318,854
	Other Assets in Excess of Liabilities — 1.1%	3,541

	NET ASSETS — 100.0%	$322,395

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT FEBRUARY 28, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(63)	10 Year U.S. Treasury Note	06/21/17	USD	$(7,848)	$(16)

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Daily Demand Notes — 4.0%
	Florida — 0.6%
	Industrial Development Revenue/Pollution Control Revenue — 0.6%
200	Township of Jackson, Gulf Power Co., Project, Rev., VRDO, 0.670%, 03/01/17	200

	Georgia — 0.9%
	Industrial Development Revenue/Pollution Control Revenue — 0.9%
300	Burke County Development Authority, Power Company Plant Vogtle Project, Rev., VRDO, 0.640%, 03/01/17	300

	Louisiana — 0.5%
	Industrial Development Revenue/Pollution Control Revenue — 0.5%
150	St. Charles Parish, Pollution Control, Shell Oil Co. Project, Series B, Rev., VRDO, 0.550%, 03/01/17	150

	Maryland — 0.6%
	Education — 0.6%
200	Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical System Issue, Series D, Rev., VRDO, LOC: TD Bank NA, 0.500%, 03/01/17	200

	Minnesota — 0.5%
	Housing — 0.5%
150	City of Minneapolis, St. Paul Housing & Redevelopment Authority, Children Health Care Facilities, Series A, Rev., VRDO, AGM, 0.520%, 03/01/17	150

	Missouri — 0.3%
	Education — 0.3%
100	Missouri State Health & Educational Facilities Authority, Variable Rate Demand Educational Facilities, Series C, Rev., VRDO, 0.520%, 03/01/17	100

	New Hampshire — 0.3%
	Education — 0.3%
100	New Hampshire Health & Educational Facilities Authority, University System, Series B, Rev., VRDO, LIQ: State Street Bank & Trust, 0.510%, 03/01/17	100

	Texas — 0.3%
	Industrial Development Revenue/Pollution Control Revenue — 0.3%
100	Lower Neches Valley Authority Industrial Development Corp., Exempt Facilities, Mobil Oil Corp. Project, Series 2012, Rev., VRDO, 0.490%, 03/01/17	100

	Total Daily Demand Notes (Cost $1,300)	1,300

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Monthly Demand Note — 0.6%
	Pennsylvania — 0.6%
	Transportation — 0.6%
200	Pennsylvania Turnpike Commission, Series A-1, Rev., VAR, 1.149%, 04/03/17 (Cost $200)	200

Municipal Bonds — 77.1% (t)
	Alabama — 3.5%
	Education — 1.7%
550	Jacksonville State University, Tuition & Fee, Rev., AGM, 2.000%, 12/01/17	554

	Utility — 1.3%
400	The Black Belt Energy Gas District Gas Supply, Series A, Rev., VAR, LIQ: Royal Bank of Canada, 4.000%, 06/01/21	431

	Water & Sewer — 0.5%
150	Ozark Utilities Board, Water & Sewer, Rev., AGM, 2.000%, 09/01/17	151

	Total Alabama	1,136

	Alaska — 0.6%
	General Obligation — 0.4%
25	Borough of North Slope, Series A, GO, 4.000%, 06/30/17	25
100	Municipality of Anchorage, Series B, GO, 5.000%, 08/01/17	102

		127

	Housing — 0.1%
25	Alaska Housing Finance Corp., General Mortgage, Series A, Rev., 1.650%, 12/01/17	25

	Prerefunded — 0.1%
50	Alaska Rail Road Corp., Capital Grant Receipts, Rev., NATL-RE, 5.000%, 08/01/17 (p)	51

	Total Alaska	203

	Arizona — 1.3%
	General Obligation — 0.4%
115	Summit Fire & Medical District, GO, 2.000%, 07/01/18	116
25	Town of Gilbert, Projects of 2006 & 2007, GO, 5.000%, 07/01/17	26

		142

	Industrial Development Revenue/Pollution Control Revenue — 0.4%
125	Industrial Development Authority, County of Yavapai, Regional Medical Center, Rev., 3.000%, 08/01/17	126

	Other Revenue — 0.1%
25	Phoenix Civic Improvement Corp., Light Rail Project, Rev., 5.000%, 07/01/17	25

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	53

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Prerefunded — 0.1%
30	Northern Arizona University, Rev., AMBAC, 5.000%, 06/01/17 (p)	30

	Transportation — 0.3%
100	Town of Gilbert, Arizona Street & Highway User, Rev., 4.000%, 07/01/17	101

	Total Arizona	424

	Arkansas — 0.6%
	General Obligation — 0.1%
25	County of Benton, Bentonville School District No. 6, Series A, GO, 4.000%, 06/01/17	25

	Hospital — 0.1%
25	Arkansas Development Finance Authority, Healthcare, Baptist Health, Series A, Rev., 4.000%, 12/01/17	26

	Prerefunded — 0.1%
35	State of Arkansas, Higher Education, Series B, GO, 4.500%, 06/01/17 (p)	35

	Water & Sewer — 0.3%
100	City of Hot Springs, Wastewater Refunding & Construction, Rev., 2.000%, 12/01/17	101

	Total Arkansas	187

	California — 4.1%
	General Obligation — 0.4%
25	Chaffey Community College District, GO, 4.000%, 06/01/17	25
100	Chaffey Community College District, Election of 2002, Series C, GO, NATL-RE, Zero Coupon, 06/01/17	100

		125

	Hospital — 2.6%
500	California Municipal Finance Authority, Community Medical Centers, Series A, Rev., 5.000%, 02/01/18	517
100	California Municipal Finance Authority, NorthBay Healthcare Group, Series A, Rev., 2.000%, 11/01/17	100
100	California Public Finance Authority, Henry Mayo Newhall Hospital, Rev., 5.000%, 10/15/20	110
125	Palomar Health, Rev., 3.000%, 11/01/17	126

		853

	Other Revenue — 0.2%
40	San Jose Finance Authority, Civic Center Project, Series A, Rev., 4.000%, 06/01/17	40

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — continued
25	Santa Clara Valley Transportation Authority, Sales Tax, Series B, Rev., 5.000%, 04/01/17	25

		65

	Prerefunded — 0.4%
30	Chaffey Community College District, Election of 2002, Series C, GO, NATL-RE, 5.000%, 06/01/17 (p)	30
25	Corona-Norco Unified School District, Election of 2006, Series A, GO, AGM, 4.750%, 08/01/17 (p)	26
25	Palomar California Community College District, Election Of 2006, Series A, GO, AGM, 5.000%, 05/01/17 (p)	25
25	Santa Clara Valley Transportation Authority, Measure A Sales Tax, Series A, Rev., AMBAC, 5.000%, 04/01/17 (p)	25
30	State of California, Various Purpose, GO, NATL-RE, 5.000%, 06/01/17 (p)	30

		136

	Transportation — 0.2%
25	City of Los Angeles, Department of Airports, Los Angeles International Airport, Series A, Rev., 5.000%, 05/15/17	25
25	Los Angeles County Metropolitan Transportation Authority, Series A, Rev., 5.000%, 07/01/17	26

		51

	Utility — 0.3%
40	City of Los Angeles, Department of Water & Power, Power System, Subseries A-1, Rev., AMBAC, 5.000%, 07/01/17	41
25	East Bay Municipal Utility District, Water System, Series B, Rev., 4.000%, 06/01/17	25
35	Southern California Public Power Authority, Mead-Adelanto Project, Series A, Rev., 5.000%, 07/01/17	35

		101

	Total California	1,331

	Colorado — 3.9%
	Certificate of Participation/Lease — 0.9%
100	City of Avon, COP, 2.000%, 12/01/17	101
200	City of Commerce City, COP, AGM, 2.000%, 12/15/17 (w)	201

		302

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Education — 1.6%
500	Colorado Educational & Cultural Facilities Authority, Atmospheric Research Project, Rev., 3.000%, 09/01/17	505

	Hospital — 1.3%
30	Colorado Health Facilities Authority, Catholic Health Initiatives, Series A, Rev., 5.000%, 07/01/17	31
380	University of Colorado Hospital Authority, Series C-1, Rev., VAR, 4.000%, 03/01/20	404

		435

	Water & Sewer — 0.1%
25	Metro Wastewater Reclamation District, Sewer Improvement, Series A, Rev., 5.000%, 04/01/17	25

	Total Colorado	1,267

	Connecticut — 3.2%
	Education — 1.6%
500	State of Connecticut, Health & Educational Facility Authority, Ascension Health Credit Group, Series B, Rev., VAR, 1.650%, 03/01/19	502

	Housing — 1.5%
500	Norwalk Housing Authority, Multifamily Housing, Cedar Court Apartments Project, Rev., VAR, 1.250%, 06/01/18	500

	Prerefunded — 0.1%
40	Town of Killingly, GO, NATL-RE, 5.000%, 06/15/17 (p)	41

	Total Connecticut	1,043

	Delaware — 0.1%
	General Obligation — 0.1%
25	State of Delaware, Series B, GO, 5.000%, 07/01/17	25

	Florida — 3.3%
	Certificate of Participation/Lease — 0.5%
160	St. Lucie County School Board, COP, AGM, 4.000%, 08/15/17	162

	Education — 0.4%
100	Higher Educational Facilities Financing Authority, Flagler College, Inc., Project, Series B, Rev., 3.000%, 11/01/17	101
25	Miami-Dade County Educational Facilities Authority, University, Series A, Rev., AMBAC, 5.000%, 04/01/17 (p)	25

		126

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — 0.9%
25	City of Fort Lauderdale, Series B, GO, 3.000%, 07/01/17	26
	Florida State Board of Education, Public Education, Capital Outlay,
50	Series A, GO, 5.000%, 06/01/17	51
55	Series B, GO, 5.000%, 06/01/17	56
25	Series B, GO, NATL-RE, 5.000%, 06/01/17	25
105	Series D, GO, 5.500%, 06/01/17	106
30	Series E, GO, 5.000%, 06/01/17	30

		294

	Hospital — 0.5%
150	Miami Beach Health Facilities Authority, Miami Jewish Health Systems, Inc. Project, Rev., 1.500%, 07/01/17	150

	Other Revenue — 0.7%
40	County of Miami-Dade, Court Facilities, Series A, Rev., 4.000%, 04/01/17	40
200	Florida State Municipal Loan Council, Rev., NATL-RE, 2.000%, 10/01/17	201

		241

	Prerefunded — 0.3%
25	County of Citrus Water & Wastewater System, Rev., AGM, 4.375%, 04/01/17 (p)	25
35	Osceola County, Infrastructure Sales Surtax, Rev., AMBAC, 5.000%, 10/01/17 (p)	36
40	Palm Beach County School District, Series E, COP, NATL-RE, 5.000%, 08/01/17 (p)	41

		102

	Total Florida	1,075

	Georgia — 0.6%
	Certificate of Participation/Lease — 0.1%
35	Fulton County Facilities Corporation, COP, 5.000%, 11/01/17	36

	General Obligation — 0.2%
30	Forsyth County School District, GO, AGM, 5.000%, 06/01/17	30
40	Glynn County School District, Sales Tax, GO, 5.000%, 08/01/17	41

		71

	Prerefunded — 0.1%
25	Douglas County School District, GO, AGM, 5.000%, 04/01/17 (p)	25

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	55

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Water & Sewer — 0.2%
50	Clayton County Water Authority, Water & Sewerage, Rev., 4.000%, 05/01/17	50

	Total Georgia	182

	Hawaii — 0.1%
	General Obligation — 0.1%
25	City & County of Honolulu, Series B, GO, AGM, 5.250%, 07/01/17	25

	Illinois — 7.3%
	Education — 1.1%
300	Peoria Public Building Commission, School District No. 150 Project, Rev., 5.000%, 12/01/19	327
25	University of Illinois, Auxiliary Facilities System, Series B, Rev., NATL-RE, 5.500%, 04/01/17	25

		352

	General Obligation — 5.4%
100	City of Berwyn, Series A, GO, 3.000%, 12/01/17	101
100	Cook & Will Counties School District No. 194, GO, 4.000%, 12/01/17	102
150	Cook County, Proviso Township High School District No. 209, Series B, GO, AGM, 4.000%, 12/01/18	156
150	County of Cook, Series A, GO, 5.000%, 11/15/18	158
60	Ford etc. Counties Community Unit School District No. 10 Paxton-Buckley-Loda, School Building, Series A, GO, AGM, 4.000%, 12/01/18	63
	Joliet Park District, Will & Kendall Counties,
220	Series A, GO, 4.000%, 02/01/18	225
350	Series B, GO, 4.000%, 02/01/18	358
125	Lincoln Land Community College District No. 526, GO, 5.000%, 12/15/21	142
85	Monroe & St. Clair Counties, Waterloo Unit Community School District No. 5, GO, 4.000%, 04/15/18	88
100	State of Illinois, GO, 5.000%, 02/01/18	103
125	Streamwood Park District, GO, 2.000%, 12/01/17	126
115	Will County, Community Consolidated School District No. 70-C Laraway, Lease Obligations, GO, AGM, 4.000%, 12/01/17	117

		1,739

	Other Revenue — 0.7%
50	State of Illinois, Rev., 4.000%, 06/15/17	50
80	State of Illinois, Junior Obligation, Rev., 5.000%, 06/15/17	81

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — continued
100	State of Illinois, Sales Tax, Series B, Rev., 3.000%, 06/15/17	101

		232

	Prerefunded — 0.1%
25	City of Springfield, Senior Lien Electric, Rev., NATL-RE, 5.000%, 03/01/17 (p)	25

	Total Illinois	2,348

	Indiana — 1.5%
	Industrial Development Revenue/Pollution Control Revenue — 0.8%
265	City of Whiting, Environmental Facilities, BP Products North America, Inc., Project, Rev., 5.000%, 07/01/17	269

	Other Revenue — 0.1%
25	Carmel Redevelopment Authority, Option Income Tax Lease Rental, Series B, Rev., 5.000%, 07/01/17	25

	Water & Sewer — 0.6%
200	City of Mount Vernon, Waterworks, Rev., BAN, 2.000%, 07/01/17	200

	Total Indiana	494

	Iowa — 1.9%
	General Obligation — 0.1%
25	City of Cedar Rapids, Series A, GO, 3.000%, 06/01/17	25

	Hospital — 1.7%
480	City of Ames, Mary Greeley Medical Center, Rev., 5.000%, 06/15/18	504
50	Iowa Finance Authority, Healthcare, Genesis Health System, Rev., 4.000%, 07/01/17	51

		555

	Other Revenue — 0.1%
25	State of Iowa, Ijobs Program, Series A, Rev., 5.000%, 06/01/17 (p)	25

	Total Iowa	605

	Kansas — 0.4%
	General Obligation — 0.1%
40	Miami County, Unified School District No. 368, GO, 2.000%, 09/01/17	40

	Hospital — 0.3%
100	City of Hutchinson, Hutchinson Regional Medical Center, Inc., Rev., 4.000%, 12/01/17	102

	Total Kansas	142

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Kentucky — 1.6%
	Prerefunded — 0.2%
75	Mercer County School District Finance Corp., School Building, Rev., NATL-RE, 4.250%, 05/01/17 (p)	76

	Transportation — 1.4%
430	Kentucky Public Transportation Infrastructure Authority, Downtown Crossing Project, Series A, Rev., BAN, 5.000%, 07/01/17	435

	Total Kentucky	511

	Louisiana — 1.1%
	Education — 0.5%
175	Louisiana Public Facilities Authority, Capital Appreciation, Loyola University Project, Rev., Zero Coupon, 10/01/18	169

	Other Revenue — 0.4%
125	City of Shreveport, Independence Stadium Project, Rev., 3.000%, 03/01/18	127

	Prerefunded — 0.2%
45	East Ouachita Parish School District, GO, XLCA, 4.125%, 03/01/17 (p)	45

	Total Louisiana	341

	Maine — 0.3%
	Transportation — 0.3%
100	City of Portland, General Airport, Rev., 3.000%, 07/01/17	101

	Maryland — 0.4%
	Education — 0.1%
25	State of Maryland, Health & Higher Educational Facilities Authority, Johns Hopkins Health System, Series B, Rev., 5.000%, 07/01/17	25

	General Obligation — 0.1%
25	County of Worcester, Consolidated Public Improvement, GO, 5.000%, 03/01/17	25
25	State of Maryland, State & Local Facilities Loan, Series A, GO, 5.000%, 08/01/17	26

		51

	Prerefunded — 0.1%
25	State of Maryland, State & Local Facilities Loan, First Lien, GO, 5.000%, 03/15/17 (p)	25

	Transportation — 0.1%
30	Maryland Transportation Authority, Rev., GRAN, 5.250%, 03/01/17	30

	Total Maryland	131

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Massachusetts — 1.0%
	General Obligation — 0.3%
30	City of Newton, Municipal Purpose Loan, Series B, GO, 3.500%, 03/01/17	30
25	Town of Ashland, Municipal Purpose Loan, GO, 5.000%, 05/15/17	26
25	Town of Westwood, GO, 4.000%, 06/01/17	25

		81

	Other Revenue — 0.7%
25	Massachusetts School Building Authority, Dedicated Sales Tax, Series A, Rev., AMBAC, 5.000%, 08/15/17 (p)	26
25	Massachusetts School Building Authority, Sales Tax, Series A, Rev., 5.000%, 05/15/17	25
25	Massachusetts State College Building Authority, Series A, Rev., 5.000%, 05/01/17	25
155	Massachusetts State Development Finance Agency, Wentworth Institute Technology, Rev., 5.000%, 10/01/17	158

		234

	Total Massachusetts	315

	Michigan — 1.3%
	General Obligation — 1.0%
115	Cedar Springs Public School District, GO, Q-SBLF, 4.000%, 05/01/18 (w)	119
50	County of Wayne, Livonia Public Schools School District, Unlimited Tax, GO, 4.000%, 05/01/17	50
55	Garden City School District, GO, Q-SBLF, 4.000%, 05/01/17	55
100	State of Michigan, Northville Public Schools, GO, Q-SBLF, 5.000%, 05/01/17	101

		325

	Hospital — 0.1%
30	Michigan State Hospital Finance Authority, Ascension Health Senior Credit Group, Series F-3, Rev., VAR, 1.400%, 06/29/18	30

	Prerefunded — 0.2%
30	Grand Rapids Public Schools, School Building & Site, GO, AGM, 4.250%, 05/01/17 (p)	30
30	Novi Community School District, School Building & Site, GO, NATL-RE, 4.500%, 05/01/17 (p)	31

		61

	Total Michigan	416

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	57

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Minnesota — 1.6%
	Certificate of Participation/Lease — 0.8%
150	St. Cloud Independent School District No. 742, Series A, COP, 2.000%, 02/01/18	152
100	Triton Independent School District No. 2125, Dodge Center, Series A, COP, 2.000%, 04/01/17	100

		252

	Education — 0.1%
50	City of Deephaven, Minnesota Charter School Lease, Eagle Ridge Academy Project, Series A, Rev., 3.000%, 07/01/19	50

	General Obligation — 0.2%
25	State of Minnesota, Trunk Highway, Series E, GO, 5.000%, 08/01/17	26
25	State of Minnesota, Various Purpose, Series D, GO, 3.000%, 08/01/17	25

		51

	Transportation — 0.5%
150	Minneapolis-St Paul Metropolitan Airports Commission, Subordinate Airport, Series D, Rev., AMT, 4.000%, 01/01/18	153

	Total Minnesota	506

	Missouri — 1.6%
	General Obligation — 0.2%
25	Fort Zumwalt School District, Direct Deposit Program, Series B, GO, 5.000%, 03/01/17	25
25	Springfield School District No. R-12, Missouri Direct Deposit Program, GO, 2.000%, 03/01/17	25

		50

	Hospital — 0.5%
150	County of Boone, Boone Hospital Center, Rev., 3.000%, 08/01/17	152

	Industrial Development Revenue/Pollution Control Revenue — 0.3%
100	Kirkwood IDA, Aberdeen Heights, Series A, Rev., 5.000%, 05/15/18 (w)	103

	Other Revenue — 0.3%
100	Missouri Development Finance Board Infrastructure Facilities, City of Independence, Centerpoint Project, Series B, Rev., 3.000%, 04/01/17	100

	Prerefunded — 0.1%
35	Missouri Highways & Transportation Commission, Second Lien, Rev., 5.250%, 05/01/17 (p)	35

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — 0.2%
60	City of Springfield, Sewer System Improvements Project, Rev., 4.000%, 04/01/17	60

	Total Missouri	500

	Nebraska — 0.1%
	General Obligation — 0.1%
25	City of Omaha, GO, 5.000%, 06/01/17	25

	Nevada — 0.3%
	Other Revenue — 0.2%
	County of Clark, Sales & Excise Tax,
25	Rev., 5.000%, 07/01/17	26
25	Series B, Rev., 3.000%, 07/01/17	25

		51

	Prerefunded — 0.1%
	Clark County School District,
25	Series B, GO, AMBAC, 5.000%, 06/15/17 (p)	25
25	Series C, GO, NATL-RE, 3.500%, 06/15/17 (p)	25

		50

	Total Nevada	101

	New Jersey — 4.1%
	Certificate of Participation/Lease — 0.5%
150	Township of West Orange, COP, AGM, 3.000%, 10/01/17	152

	General Obligation — 1.5%
150	City of Rahway, GO, 2.000%, 04/15/17	150
25	County of Atlantic, GO, NATL-RE, 4.250%, 08/01/17	25
25	County of Essex, GO, 4.000%, 05/01/17	25
40	County of Monmouth, Series C, GO, 4.000%, 03/01/17	40
105	State of New Jersey, Series L, GO, AMBAC, 5.250%, 07/15/17	107
150	The Board of Education of the Township of Franklin, County of Somerset, GO, 5.000%, 08/15/17	153

		500

	Hospital — 0.5%
150	New Jersey Economic Development Authority, Biomedical Research Facilities, Series A, Rev., 3.000%, 07/15/17	151

	Other Revenue — 0.8%
65	New Jersey Building Authority, Series B, Rev., 5.000%, 06/15/17	66

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Other Revenue — continued
200	The Union County Improvement Authority, City of Linden Omnibus Project, Rev., AGM, 2.000%, 11/01/17	201

		267

	Prerefunded — 0.2%
50	County of Hunterdon, Union Township School District, GO, AGM, 5.000%, 07/15/17 (p)	51

	Transportation — 0.6%
100	South Jersey Port Corp., Marine Terminal Revenue, Series S, Rev., 5.000%, 01/01/18	102
100	Trenton Parking Authority, City Guaranteed, Series B, Rev., AGM, 2.000%, 04/01/17	100

		202

	Total New Jersey	1,323

	New Mexico — 0.1%
	Other Revenue — 0.1%
25	State of New Mexico, Severance Tax, Series A-2, Rev., 5.000%, 07/01/17	25

	New York — 5.1%
	Education — 0.3%
80	New York State Dormitory Authority, State University, Series A, Rev., 5.000%, 07/01/17	81

	General Obligation — 2.6%
35	Brewster Central School District, Series A, GO, AGM, 5.000%, 04/15/17	35
30	City of New York, Subseries G-3, GO, 5.000%, 03/01/17	30
50	City of New York, Fiscal Year 2014, Series G, GO, 5.000%, 08/01/17	51
30	Clarkstown Central School District, GO, 5.000%, 04/15/17	30
110	County of Monroe, GO, 5.000%, 03/01/17	110
50	County of Suffolk, Series B, GO, AGM, 5.250%, 05/01/17	51
25	Dutchess County, Arlington Central School District, Series A, GO, 5.000%, 05/15/17	25
25	Half Hollow Hills Central School District, Series A, GO, 3.000%, 04/15/17	25
25	North Syracuse Central School District, GO, 4.000%, 06/15/17	25
25	State of New York, Series A, GO, 3.000%, 03/01/17	25
35	Town of Halfmoon, Water District, GO, 5.000%, 04/15/17	35

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — continued
	Town of Oyster Bay,
100	GO, RAN, 3.750%, 03/31/17	100
200	Series B, GO, BAN, 3.500%, 02/02/18	202
100	Series C, GO, BAN, 4.000%, 06/01/18	102

		846

	Other Revenue — 1.1%
75	New York Local Government Assistance Corp., Series C, Rev., 5.500%, 04/01/17	75
25	New York Local Government Assistance Corp., Senior Lien, Series A, Rev., 5.000%, 04/01/17	25
25	New York Local Government Assistance Corp., Subordinated Lien, Series B, Rev., 5.000%, 04/01/17	25
	New York State Environmental Facilities Corp., Master Financing Program,
25	Series B, Rev., 5.000%, 05/15/17	25
35	Series C, Rev., 5.000%, 05/15/17	36
150	TSASC, Inc., Tobacco Settlement, Series B, Rev., 5.000%, 06/01/19	159

		345

	Prerefunded — 0.1%
25	New York State Thruway Authority, State Personal Income Tax, Transportation, Series A, Rev., 5.250%, 09/15/17 (p)	26

	Special Tax — 0.3%
75	New York State Thruway Authority, State Personal Income Tax, Transportation, Series A, Rev., 5.000%, 03/15/17	75
25	New York State Urban Development Corp., State Personal Income Tax, Series E, Rev., 5.000%, 03/15/17	25

		100

	Transportation — 0.7%
25	New York State Thruway Authority, 2nd General Highway & Bridge Trust Fund, Series A, Rev., 4.000%, 04/01/17	25
210	New York Transportation Development Corp., Special Facility, American Airlines, Inc., John F. Kennedy International Airport Project, Rev., AMT, 5.000%, 08/01/17	213

		238

	Total New York	1,636

	North Carolina — 1.6%
	General Obligation — 0.2%
25	State of North Carolina, Series B, GO, 5.000%, 04/01/17	25

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	59

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	General Obligation — continued
50	Town of Cary, Public Improvement, Series B, GO, 4.000%, 06/01/17	51

		76

	Hospital — 1.2%
380	Northern Hospital District of Surry County, Health Care Facilities, Rev., 4.000%, 10/01/18	393

	Other Revenue — 0.2%
25	City of Concord, Series A, Rev., 4.000%, 06/01/17	25
25	County of Buncombe, Series A, Rev., 5.000%, 06/01/17	25

		50

	Total North Carolina	519

	Ohio — 4.8%
	Certificate of Participation/Lease — 0.4%
130	Mayfield City School District, Middle School Project, Series B-1, COP, 4.000%, 09/01/17	132

	Education — 2.2%
605	Cleveland State University, Rev., 4.000%, 06/01/17	610
100	Fairborn City School District, School Facilities Construction & Improvement, Series A, GO, 3.000%, 12/01/17	102

		712

	General Obligation — 1.1%
250	City of Tipp City, Various Purpose, Series A, GO, BAN, 1.750%, 02/14/18	252
100	County of Belmount, Various Purpose, GO, BAN, 1.375%, 08/31/17	100

		352

	Hospital — 0.4%
125	Akron, Bath & Copley Joint Township Hospital District, Summa Health Obligated Group, Rev., 5.000%, 11/15/21	139

	Other Revenue — 0.1%
25	State of Ohio, Capital Facilities Lease-Appropriation, Series A, Rev., 5.000%, 04/01/17	25

	Prerefunded — 0.2%
50	State of Ohio, Infrastructure Improvement, Series A, GO, 5.000%, 03/01/17 (p)	50

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Transportation — 0.4%
140	State of Ohio, Major New State Infrastructure Project, Series 3, Rev., 5.000%, 12/15/17	145

	Total Ohio	1,555

	Oklahoma — 3.0%
	Education — 2.5%
150	Grady County School Finance Authority, Educational Facilities Lease, Alex Public Schools Project, Rev., 3.000%, 12/01/17	152
125	Okarche Economic Development Authority, Okarche Public Schools Project, Rev., 4.000%, 09/01/19	132
200	Oklahoma County Finance Authority, Educational Facilities, Lease Western Harrah Public Schools Project, Rev., 2.000%, 09/01/18	202
300	Tulsa County Industrial Authority, Educational Facilities Lease, Owasso Public Schools Project, Rev., 4.000%, 09/01/17	305

		791

	General Obligation — 0.5%
25	City of Oklahoma, GO, 5.000%, 03/01/17	25
	City of Tulsa,
100	GO, 3.000%, 03/01/17	100
25	Series A, GO, 2.000%, 03/01/17	25
25	Oklahoma County Independent School District No. 89, GO, 2.000%, 07/01/17	25

		175

	Total Oklahoma	966

	Oregon — 2.8%
	General Obligation — 1.9%
250	Clackamas County School District No. 12, Series A, GO, Zero Coupon, 06/15/19	243
25	Deschutes County Administrative School District No. 1, Bend-La Pine, GO, NATL-RE, 5.000%, 06/15/17	25
	Lane County, Mapleton School District No. 32,
50	GO, 2.000%, 06/15/17	50
60	GO, 2.000%, 06/15/18	61
25	Portland Community College District, GO, 5.000%, 06/15/17	25
200	State of Oregon, Series A, GO, 2.000%, 06/30/17	201

		605

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Hospital — 0.6%
	Klamath Falls Intercommunity Hospital Authority, Sky Lakes Medical Center Project,
75	Rev., 2.000%, 09/01/17	75
100	Rev., 3.000%, 09/01/18	103

		178

	Prerefunded — 0.3%
	Clackamas County School District No. 12,
30	Series A, GO, AGM, 4.500%, 06/15/17 (p)	31
25	Series A, GO, AGM, 4.750%, 06/15/17 (p)	25
25	Lane County, School District No. 040 Creswell, GO, AGM, 4.250%, 06/15/17 (p)	25
25	Polk Marion & Benton Counties School District No. 13J Central, Series A, GO, AGM, 4.000%, 06/15/17 (p)	25

		106

	Total Oregon	889

	Pennsylvania — 3.1%
	Education — 0.3%
100	State Public School Building Authority, Philadelphia School District Project, Series A, Rev., 5.000%, 06/01/17	101

	General Obligation — 1.5%
50	Bethlehem Area School District, GO, AGM, 3.000%, 03/15/17 (p)	50
125	County of Allegheny, North Allegheny School District, Series A, GO, 3.000%, 05/01/17	126
50	County of Bucks, Township of Bensalem, GO, 2.000%, 06/01/17	50
25	County of Montgomery, Series A, GO, 5.000%, 03/15/17	25
25	Lampeter Strasburg School District, GO, 4.000%, 06/01/17	25
50	Manheim Central School District, GO, AGM, 4.000%, 03/01/17	50
30	Midd-West School District, Synder County, GO, 3.000%, 05/15/17	30
65	Parkland School District, Lehigh County, Series A, GO, 3.000%, 03/01/17	65
50	Tussey Mountain School District, GO, AGM, 0.950%, 04/01/17	50

		471

	Hospital — 0.3%
100	Mount Lebanon Hospital Authority, St. Clair Memorial Hospital Project, Rev., 4.000%, 07/01/17	101

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 0.5%
175	Delaware Valley Regional Finance Authority, Local Government, Rev., 5.750%, 07/01/17	178

	Prerefunded — 0.4%
25	County of Lancaster, GO, AMBAC, 5.000%, 05/01/17 (p)	25
50	Delaware River Joint Toll Bridge Commission, Series A, Rev., NATL-RE, 5.000%, 07/01/17 (p)	51
40	Scranton Parking Authority, Guaranteed Parking, Rev., AGC, 5.250%, 06/01/17 (p)	40

		116

	Water & Sewer — 0.1%
25	Altoona City Authority, Water, Rev., AGM, 5.000%, 11/01/17	26

	Total Pennsylvania	993

	Rhode Island — 0.3%
	Education — 0.2%
65	Rhode Island Health & Educational Building Corp., Public School Financing Program, Series B, Rev., 2.000%, 05/15/17	65

	Prerefunded — 0.1%
25	Rhode Island Health & Educational Building Corp., Public School Financing Program, Series A, Rev., AGM, 5.000%, 05/15/17 (p)	25

	Total Rhode Island	90

	South Carolina — 1.4%
	Education — 0.1%
25	University of South Carolina, Athletic Facilities, Series A, Rev., 4.000%, 05/01/17	25

	General Obligation — 0.4%
55	County of Dorchester, Transportation Projects, Series A, GO, 3.000%, 05/01/17	56
25	Horry County School District, GO, SCSDE, 4.000%, 03/01/17	25
50	Oconee County School District, Series C, GO, SCSDE, 5.000%, 03/01/17	50

		131

	Prerefunded — 0.1%
25	County of Richland School District No. 001, Series B, GO, NATL, SCSDE, 5.000%, 03/01/17 (p)	25

	Utility — 0.8%
250	Piedmont Municipal Power Agency, Electric, Series A, Rev., 5.000%, 01/01/19	267

	Total South Carolina	448

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	61

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Tennessee — 0.2%
	General Obligation — 0.1%
25	County of Shelby, Public Improvement & School, Series B, GO, 3.000%, 04/01/17	25

	Prerefunded — 0.1%
35	Metropolitan Government of Nashville & Davidson, Series A, GO, 5.000%, 05/15/17 (p)	35

	Total Tennessee	60

	Texas — 4.6%
	Education — 0.6%
150	Tarrant County, Cultural Education Facilities Finance Corp., Air Force Villages Obligated Group Project, Rev., 2.000%, 05/15/17	150
30	Texas A&M University, Series A, Rev., 4.000%, 05/15/17	30

		180

	General Obligation — 2.2%
150	City of Bullard, GO, 2.000%, 09/01/17	151
420	City of Del Rio, Certificates of Obligation, GO, AGM, 1.000%, 06/01/17	420
100	Harris County Municipal Utility District No. 412, GO, 2.000%, 09/01/18	101
25	Mesquite Independent School District, Series B, GO, PSF-GTD, 5.000%, 08/15/17	25

		697

	Prerefunded — 0.6%
25	City of San Antonio, General Improvement, GO, 5.000%, 08/01/17 (p)	25
50	City of Waxahachie, Certificates of Obligation, GO, XLCA, 5.250%, 08/01/17 (p)	51
25	County of Travis, Certificates of Obligation, GO, 4.500%, 03/01/17 (p)	25
25	Spring Independant School District, Series A, GO, PSF-GTD, 5.000%, 08/15/17 (p)	26
25	State of Texas, Transportation Commission Mobility, GO, 4.750%, 04/01/17 (p)	25
45	Texas Transportation Commission, Highway Fund, First Tier, Rev., 5.000%, 04/01/17 (p)	45

		197

	Transportation — 0.4%
125	Love Field Airport Modernization Corp., Rev., AMT, 5.000%, 11/01/21	142

	Utility — 0.4%
25	City of Houston, Combined Utility System, First Lien, Series A, Rev., NATL-RE, 5.250%, 05/15/17	26

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Utility — continued
85	City of Plano, Municipal Drainage Utility System, Rev., 2.000%, 05/15/17 (w)	85

		111

	Water & Sewer — 0.4%
65	City of Longview, Texas, Waterworks & Sewer System, Rev., 4.000%, 03/01/17	65
25	City of Mansfield, Waterworks & Sewer System, Rev., 5.000%, 08/01/17	26
25	City of McKinney, Waterworks & Sewer System, Rev., 4.000%, 03/15/17	25
25	North Texas Municipal Water District, Rev., 5.000%, 06/01/17	25

		141

	Total Texas	1,468

	Utah — 1.1%
	General Obligation — 0.3%
35	Alpine School District, School Building, GO, 4.500%, 03/15/17	35
40	Board of Education of Weber School District, GO, 5.000%, 06/15/17	41
25	State of Utah, Series C, GO, 5.000%, 07/01/17	25

		101

	Other Revenue — 0.8%
115	State of Utah, Series B, Rev., 5.000%, 07/01/17	117
25	Utah State Building Ownership Authority Lease, State Facilities Master Lease Program, Series A, Rev., 5.000%, 05/15/17	25
25	Utah Transit Authority, Sales Tax, Series C, Rev., AGM, 5.250%, 06/15/17	25
100	West Valley City Redevelopment Agency, Rev., 2.000%, 11/01/17	101

		268

	Total Utah	369

	Virginia — 0.2%
	Other Revenue — 0.1%
25	Fairfax County Economic Development Authority, Joint Public Uses Complex Project, Rev., 5.000%, 05/15/17	25

	Prerefunded — 0.1%
25	County of James City, GO, NATL-RE, 4.000%, 06/15/17 (p)	26

	Total Virginia	51

	Washington — 1.0%
	General Obligation — 0.3%
25	King County School District No. 210 Federal Way, GO, 4.000%, 06/01/17	25

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	General Obligation — continued
50	Skagit County, Public Hospital District No. 1, GO, 4.000%, 12/01/17	51
25	State of Washington, Series C, GO, 5.000%, 07/01/17	26

		102

	Hospital — 0.1%
40	Washington Health Care Facilities Authority, Rev., 5.000%, 11/01/17	41

	Prerefunded — 0.1%
25	Clark County, Camas School District No. 117, GO, AGM, 4.500%, 12/01/17 (p)	26

	Utility — 0.5%
130	County of Snohomish, Public Utility District No. 1, Water System, Rev., 4.000%, 12/01/17	133
25	Energy Northwest, Project 1, Series D, Rev., 5.000%, 07/01/17	25

		158

	Total Washington	327

	Wisconsin — 0.9%
	General Obligation — 0.9%
25	County of Dane, Promissory Notes, Series A, GO, 2.000%, 06/01/17	25
45	Milwaukee Area Technical College District, Series C, GO, 2.000%, 06/01/17	45
25	State of Wisconsin, Series A, GO, 4.000%, 05/01/17	25
130	Wautoma Area School District, GO, AGM, 3.000%, 03/01/18	133
65	Western Technical College District, Series A, GO, 2.000%, 04/01/17	65

	Total Wisconsin	293

	Wyoming — 1.1%
	Utility — 1.1%
	Wyoming Municipal Power Agency, Inc., Power Supply System,
175	Series A, Rev., 4.000%, 01/01/18	179
175	Series A, Rev., 4.000%, 01/01/19	184

	Total Wyoming	363

	Total Municipal Bonds (Cost $24,769)	24,809

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Quarterly Demand Note — 0.8% (t)
	Texas — 0.8%
	Industrial Development Revenue/Pollution Control Revenue — 0.8%
250	Mission Economic Development Corp., Solid Waste Disposal, Republic Services, Inc. Project, Rev., VRDO, 1.250%, 05/01/17 (Cost $250)	250

Weekly Demand Notes — 13.7% (t)
	California — 0.8%
	Water & Sewer — 0.8%
250	Irvine Ranch Water District, Series A-1, Rev., 0.690%, 03/01/17	250

	Colorado — 2.0%
	Transportation — 1.5%
500	E-470 Public Highway Authority, Senior LIBOR Index, Series A, Rev., VAR, 1.440%, 03/01/17	500

	Utility — 0.5%
150	City of Colorado Springs, Utilities System Improvement, Series B, Rev., VRDO, 0.610%, 03/01/17	150

	Total Colorado	650

	District of Columbia — 3.1%
	Other Revenue — 3.1%
1,000	District of Columbia, American Society, Series A, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.600%, 03/01/17	1,000

	Indiana — 3.1%
	Hospital — 3.1%
1,000	Indiana Finance Authority, Indiana University Health Obligated Group, Series E, Rev., VRDO, LOC: Bank of America NA, 0.600%, 03/01/17	1,000

	Massachusetts — 3.1%
	General Obligation — 3.1%
1,000	Commonwealth of Massachusetts, Subseries D-2, GO, VAR, 0.920%, 03/01/17	1,000

	Ohio — 0.6%
	Utility — 0.6%
200	Ohio Air Quality Development Authority, Electric Corp. Project, Series D, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.630%, 03/01/17	200

	Washington — 1.0%
	Other Revenue — 0.6%
200	Washington Economic Development Finance Authority, Seadrunar Project, Series E, Rev., VRDO, LOC: U.S. Bank NA, 1.050%, 03/01/17	200

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	63

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — continued
	Utility — 0.4%
100	City of Seattle, Municipal Light & Power, Series B-2, Rev., VAR, 1.300%, 03/01/17	100

	Total Washington	300

	Total Weekly Demand Notes (Cost $4,400)	4,400

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 8.7%
	Investment Company — 8.7%
2,788	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.450% (b) (l) (Cost $2,788)	2,788

	Total Investments — 104.9% (Cost $33,707)	33,747
	Liabilities in Excess of Other Assets — (4.9)%	(1,572)

	NET ASSETS — 100.0%	$32,175

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

J.P. Morgan Municipal Bond Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017

AGC	— Insured by Assured Guaranty Corp.
AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.
AMT	— Alternative Minimum Tax
BAN	— Bond Anticipation Note
BHAC	— Insured by Berkshire Hathaway Assurance Corp.
BRRH	— Boca Raton Regional Hospital
CHESLA	— Connecticut Higher Education Supplemental Loan Authority
COLL	— Collateral
COP	— Certificate of Participation
CR	— Custodial Receipts
FGIC	— Insured by Financial Guaranty Insurance Co.
FHA	— Federal Housing Administration
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
GRAN	— Grant Revenue Anticipation Note
GTD	— Guaranteed
ICC	— Insured Custody Certificates
IDA	— Industrial Development Authority
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity Agreement
LOC	— Letter of Credit
MTA	— Metropolitan Transportation Authority
NATL	— Insured by National Public Finance Guarantee Corp.
PSF	— Permanent School Fund
Q-SBLF	— Qualified School Bond Loan Fund
RAN	— Revenue Anticipation Note

RE	— Reinsured
REMIC	— Real Estate Mortgage Investment Conduit
Rev.	— Revenue
SCSDE	— South Carolina School District Enhancement
SIFMA	— Securities Industry and Financial Markets Association
USD	— United States Dollar
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of February 28, 2017.
VRDO	— Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of February 28, 2017.
XLCA	— Insured by XL Capital Assurance

(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.05%.
(l)	— The rate shown is the current yield as of February 28, 2017.
(p)	— Security is prerefunded or escrowed to maturity.
(t)	— The date shown represents the earliest of the prerefunded date, next put date, or final maturity date.
(w)	— All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC‘s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	65

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2017

(Amounts in thousands, except per share amounts)

	Municipal Income Fund	Ohio Municipal Bond Fund		Short- Intermediate Municipal Bond Fund
ASSETS:
Investments in non-affiliates, at value	$263,689	$118,490		$1,988,492
Investments in affiliates, at value	5,140	1,648		41,698

Total investment securities, at value	268,829	120,138		2,030,190
Cash	—	—		14
Receivables:
Investment securities sold	549	10		33,404
Investment securities sold — delayed delivery securities	165	35		—
Fund shares sold	261	2		1,368
Interest and dividends from non-affiliates	2,862	1,344		19,712
Dividends from affiliates	3	—	(a)	16
Due from adviser	—	—	(a)	—

Total Assets	272,669	121,529		2,084,704

LIABILITIES:
Payables:
Investment securities purchased	1,344	—		4,994
Fund shares redeemed	364	3		3,110
Accrued liabilities:
Investment advisory fees	4	—		203
Administration fees	—	—		2
Distribution fees	25	25		14
Shareholder servicing fees	50	20		103
Custodian and accounting fees	14	11		39
Trustees’ and Chief Compliance Officer’s fees	—	—		—	(a)
Audit fees	34	31		33
Other	23	13		168

Total Liabilities	1,858	103		8,666

Net Assets	$270,811	$121,426		$2,076,038

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

	Municipal Income Fund	Ohio Municipal Bond Fund	Short- Intermediate Municipal Bond Fund
NET ASSETS:
Paid-in-Capital	$263,665	$115,987	$2,074,004
Accumulated undistributed (distributions in excess of) net investment income	(19)	(3)	(17)
Accumulated net realized gains (losses)	519	144	(8,845)
Net unrealized appreciation (depreciation)	6,646	5,298	10,896

Total Net Assets	$270,811	$121,426	$2,076,038

Net Assets:
Class A	$76,684	$47,146	$30,535
Class C	17,137	26,938	14,013
Institutional Class*	—	—	1,887,149
Select Class*	176,990	47,342	144,341

Total	$270,811	$121,426	$2,076,038

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	7,906	4,453	2,914
Class C	1,784	2,530	1,327
Institutional Class*	—	—	179,229
Select Class*	18,373	4,501	13,738

Net Asset Value (a):
Class A — Redemption price per share	$9.70	$10.59	$10.48
Class C — Offering price per share (b)	9.61	10.65	10.56
Institutional Class* — Offering and redemption price per share	—	—	10.53
Select Class* — Offering and redemption price per share	9.63	10.52	10.51
Class A maximum sales charge	3.75%	3.75%	2.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$10.08	$11.00	$10.72

Cost of investments in non-affiliates	$257,043	$113,192	$1,977,596
Cost of investments in affiliates	5,140	1,648	41,698

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.
*	Effective April 3, 2017, the Institutional Class of Short-Intermediate Municipal Bond Fund and the Select Class of Municipal Income Fund and Ohio Municipal Bond Fund were renamed Class I.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	67

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands, except per share amounts)

	Tax Free Bond Fund		Ultra-Short Municipal Fund
ASSETS:
Investments in non-affiliates, at value	$302,216		$30,959
Investments in affiliates, at value	16,638		2,788

Total investment securities, at value	318,854		33,747
Deposits at broker for futures contracts	115		—
Receivables:
Investment securities sold	242		—
Fund shares sold	219		450
Interest and dividends from non-affiliates	3,455		187
Dividends from affiliates	9		2
Variation margin on futures contracts	1		—
Due from adviser	—		33
Deferred offering costs	—		21

Total Assets	322,895		34,440

LIABILITIES:
Payables:
Due to custodian	—		—	(a)
Investment securities purchased	—		1,711
Investment securities purchased — delayed delivery securities	—		508
Fund shares redeemed	309		—
Accrued liabilities:
Investment advisory fees	7		—
Distribution fees	47		—	(a)
Shareholder servicing fees	50		1
Custodian and accounting fees	14		5
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)
Audit fees	38		35
Other	35		5

Total Liabilities	500		2,265

Net Assets	$322,395		$32,175

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

	Tax Free Bond Fund	Ultra-Short Municipal Fund
NET ASSETS:
Paid-in-Capital	$308,459	$32,133
Accumulated undistributed (distributions in excess of) net investment income	(9)	2
Accumulated net realized gains (losses)	(1,717)	—	(a)
Net unrealized appreciation (depreciation)	15,662	40

Total Net Assets	$322,395	$32,175

Net Assets:
Class A	$148,987	$519
Class C	32,052	—
Class I (formerly Select Class)	141,356	31,656

Total	$322,395	$32,175

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	12,487	52
Class C	2,708	—
Class I (formerly Select Class)	11,896	3,160
Net Asset Value (b):
Class A — Redemption price per share	$11.93	$10.02
Class C — Offering price per share (c)	11.84	—
Class I (formerly Select Class) — Offering and redemption price per share	11.88	10.02
Class A maximum sales charge	3.75%	2.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$12.39	$10.25

Cost of investments in non-affiliates	$286,538	$30,919
Cost of investments in affiliates	16,638	2,788

(a)	Amount rounds to less than 500.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	69

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 28, 2017

(Amounts in thousands)

	Municipal Income Fund	Ohio Municipal Bond Fund	Short- Intermediate Municipal Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$9,255	$4,550	$38,176
Interest income from affiliates	— (a)	— (a)	2
Dividend income from non-affiliates	329	—	—
Dividend income from affiliates	26	4	164

Total investment income	9,610	4,554	38,342

EXPENSES:
Investment advisory fees	909	388	5,830
Administration fees	248	106	1,911
Distribution fees:
Class A	197	124	94
Class C	134	209	120
Shareholder servicing fees:
Class A	197	124	94
Class C	45	70	40
Institutional Class*	—	—	2,126
Select Class*	515	130	381
Custodian and accounting fees	109	95	276
Interest expense to affiliates	— (a)	—	—
Professional fees	67	56	82
Trustees’ and Chief Compliance Officer’s fees	24	24	28
Printing and mailing costs	15	15	126
Registration and filing fees	41	14	117
Transfer agency fees (See Note 2.F.)	8	6	19
Sub-transfer agency fees (See Note 2.F.)	36	21	332
Other	10	7	47

Total expenses	2,555	1,389	11,623

Less fees waived	(613)	(269)	(5,111)
Less earnings credits	—	—	— (a)
Less expense reimbursements	—	—	(178)

Net expenses	1,942	1,120	6,334

Net investment income (loss)	7,668	3,434	32,008

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	4,031	466	1,510
Change in net unrealized appreciation/depreciation on investments in non-affiliates	(12,606)	(4,710)	(41,497)

Net realized/unrealized gains (losses)	(8,575)	(4,244)	(39,987)

Change in net assets resulting from operations	$(907)	$(810)	$(7,979)

(a)	Amount rounds to less than 500.
*	Effective April 3, 2017, the Institutional Class of Short-Intermediate Municipal Bond Fund and the Select Class of Municipal Income Fund and Ohio Municipal Bond Fund were renamed Class I.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

	Tax Free Bond Fund	Ultra-Short Municipal Fund (a)
INVESTMENT INCOME:
Interest income from non-affiliates	$12,745	$106
Dividend income from affiliates	82	6

Total investment income	12,827	112

EXPENSES:
Investment advisory fees	1,008	17
Administration fees	275	9
Distribution fees:
Class A	402	—	(b)
Class C	248	—
Shareholder servicing fees:
Class A	402	—	(b)
Class C	83	—
Class I (formerly Select Class)	355	28
Custodian and accounting fees	105	21
Professional fees	68	60
Trustees’ and Chief Compliance Officer’s fees	24	17
Printing and mailing costs	20	12
Registration and filing fees	61	7
Transfer agency fees (See Note 2.F.)	24	—	(b)
Sub-transfer agency fees (See Note 2.F.)	62	—
Offering costs	—	63
Other	10	5

Total expenses	3,147	239

Less fees waived	(991)	(51)
Less expense reimbursements	—	(158)

Net expenses	2,156	30

Net investment income (loss)	10,671	82

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	2,970	—	(b)
Futures	62	—

Net realized gain (loss)	3,032	—	(b)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(15,340)	40
Futures	(16)	—

Change in net unrealized appreciation/depreciation	(15,356)	40

Net realized/unrealized gains (losses)	(12,324)	40

Change in net assets resulting from operations	$(1,653)	$122

(a)	Commencement of operations was May 31, 2016.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	71

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Municipal Income Fund		Ohio Municipal Bond Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Year Ended February 29, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,668	$8,523	$3,434	$3,902
Net realized gain (loss)	4,031	2,323	466	881
Distributions of capital gains received from investment company affiliates	—	2	—	— (a)
Change in net unrealized appreciation/depreciation	(12,606)	(284)	(4,710)	(1,269)

Change in net assets resulting from operations	(907)	10,564	(810)	3,514

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,923)	(1,746)	(1,347)	(1,480)
From net realized gains	(925)	(513)	(275)	(470)
Class B (b)
From net investment income	—	— (a)	—	(3)
Class C
From net investment income	(339)	(289)	(582)	(604)
From net realized gains	(217)	(105)	(159)	(240)
Class I (formerly Select Class)
From net investment income	(5,493)	(6,683)	(1,536)	(1,922)
From net realized gains	(2,361)	(1,813)	(280)	(526)

Total distributions to shareholders	(11,258)	(11,149)	(4,179)	(5,245)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(51,958)	(2,140)	(5,868)	(15,915)

NET ASSETS:
Change in net assets	(64,123)	(2,725)	(10,857)	(17,646)
Beginning of period	334,934	337,659	132,283	149,929

End of period	$270,811	$334,934	$121,426	$132,283

Accumulated undistributed (distributions in excess of) net investment income	$(19)	$68	$(3)	$28

(a)	Amount rounds to less than 500.
(b)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

	Short-Intermediate Municipal Bond Fund		Tax Free Bond Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Year Ended February 29, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$32,008	$36,155	$10,671	$11,022
Net realized gain (loss)	1,510	4,455	3,032	3,539
Distributions of capital gains received from investment company affiliates	—	3	—	2
Change in net unrealized appreciation/depreciation	(41,497)	22,057	(15,356)	(4,498)

Change in net assets resulting from operations	(7,979)	62,670	(1,653)	10,065

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(351)	(279)	(5,043)	(5,422)
From net realized gains	(190)	—	(3,145)	(1,137)
Class B (a)
From net investment income	—	— (b)	—	(3)
Class C
From net investment income	(69)	(34)	(838)	(774)
From net realized gains	(81)	—	(678)	(190)
Institutional Class*
From net investment income	(30,151)	(34,727)	—	—
From net realized gains	(10,500)	—	—	—
Select Class*
From net investment income	(1,914)	(1,502)	(4,773)	(5,128)
From net realized gains	(790)	—	(2,991)	(966)

Total distributions to shareholders	(44,046)	(36,542)	(17,468)	(13,620)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(532,349)	(450,440)	36,503	(35,086)

NET ASSETS:
Change in net assets	(584,374)	(424,312)	17,382	(38,641)
Beginning of period	2,660,412	3,084,724	305,013	343,654

End of period	$2,076,038	$2,660,412	$322,395	$305,013

Accumulated undistributed (distributions in excess of) net investment income	$(17)	$462	$(9)	$(26)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than 500.
*	Effective April 3, 2017, the Institutional Class of Short-Intermediate Municipal Bond Fund and the Select Class of Tax Free Bond Fund were renamed Class I.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	73

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

Ultra-Short Municipal Fund
Period Ended February 28, 2017 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$82
Net realized gain (loss)	— (b)
Change in net unrealized appreciation/depreciation	40

Change in net assets resulting from operations	122

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1)
Class I (formerly Select Class)
From net investment income	(79)

Total distributions to shareholders	(80)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	22,133

NET ASSETS:
Change in net assets	22,175
Beginning of period (See Note 1)	10,000

End of period	$32,175

Accumulated undistributed (distributions in excess of) net investment income	$2

(a)	Commencement of operations was May 31, 2016.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

	Municipal Income Fund		Ohio Municipal Bond Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Year Ended February 29, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$23,344	$16,000	$2,462	$3,024
Distributions reinvested	2,795	2,210	1,517	1,825
Cost of shares redeemed	(19,384)	(13,070)	(5,847)	(5,644)
Conversion from Class B Shares	—	31	—	459

Change in net assets resulting from Class A capital transactions	$6,755	$5,171	$(1,868)	$(336)

Class B (a)
Proceeds from shares issued	$—	$— (b)	$—	$1
Distributions reinvested	—	— (b)	—	2
Cost of shares redeemed	—	(10)	—	(72)
Conversion to Class A Shares	—	(31)	—	(459)

Change in net assets resulting from Class B capital transactions	$—	$(41)	$—	$(528)

Class C
Proceeds from shares issued	$6,745	$4,893	$4,603	$2,398
Distributions reinvested	497	346	712	815
Cost of shares redeemed	(5,290)	(3,716)	(3,828)	(3,608)

Change in net assets resulting from Class C capital transactions	$1,952	$1,523	$1,487	$(395)

Class I (formerly Select Class)
Proceeds from shares issued	$48,297	$87,128	$6,807	$5,370
Distributions reinvested	1,190	1,019	1,412	1,753
Cost of shares redeemed	(110,152)	(96,940)	(13,706)	(21,779)

Change in net assets resulting from Class I capital transactions	$(60,665)	$(8,793)	$(5,487)	$(14,656)

Total change in net assets resulting from capital transactions	$(51,958)	$(2,140)	$(5,868)	$(15,915)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	75

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Municipal Income Fund		Ohio Municipal Bond Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Year Ended February 29, 2016
SHARE TRANSACTIONS:
Class A
Issued	2,330	1,592	225	274
Reinvested	284	221	140	166
Redeemed	(1,950)	(1,302)	(537)	(512)
Conversion from Class B Shares	—	3	—	42

Change in Class A Shares	664	514	(172)	(30)

Class B (a)
Issued	—	— (b)	—	1
Reinvested	—	— (b)	—	— (b)
Redeemed	—	(1)	—	(7)
Conversion to Class A Shares	—	(3)	—	(41)

Change in Class B Shares	—	(4)	—	(47)

Class C
Issued	678	489	417	216
Reinvested	51	35	66	74
Redeemed	(539)	(374)	(353)	(326)

Change in Class C Shares	190	150	130	(36)

Class I (formerly Select Class)
Issued	4,864	8,731	630	490
Reinvested	121	102	132	160
Redeemed	(11,124)	(9,723)	(1,273)	(1,986)

Change in Class I Shares	(6,139)	(890)	(511)	(1,336)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

	Short-Intermediate Municipal Bond Fund		Tax Free Bond Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Year Ended February 29, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$11,600	$9,633	$45,224	$37,119
Distributions reinvested	530	269	7,911	6,297
Cost of shares redeemed	(19,048)	(12,393)	(47,813)	(56,410)
Conversion from Class B Shares	—	40	—	381

Change in net assets resulting from Class A capital transactions	$(6,918)	$(2,451)	$5,322	$(12,613)

Class B (a)
Proceeds from shares issued	$—	$— (b)	$—	$— (b)
Distributions reinvested	—	— (b)	—	3
Cost of shares redeemed	—	—	—	(228)
Conversion to Class A Shares	—	(40)	—	(381)

Change in net assets resulting from Class B capital transactions	$—	$(40)	$—	$(606)

Class C
Proceeds from shares issued	$2,753	$6,849	$16,584	$5,451
Distributions reinvested	134	30	1,490	947
Cost of shares redeemed	(6,226)	(7,401)	(10,720)	(6,982)

Change in net assets resulting from Class C capital transactions	$(3,339)	$(522)	$7,354	$(584)

Institutional Class*
Proceeds from shares issued	$647,799	$1,058,123	$—	$—
Distributions reinvested	10,099	5,951	—	—
Cost of shares redeemed	(1,176,872)	(1,492,628)	—	—

Change in net assets resulting from Institutional Class capital transactions	$(518,974)	$(428,554)	$—	$—

Select Class*
Proceeds from shares issued	$39,141	$47,246	$72,909	$27,990
Distributions reinvested	415	286	4,095	2,391
Cost of shares redeemed	(42,674)	(66,405)	(53,177)	(51,664)

Change in net assets resulting from Select Class capital transactions	$(3,118)	$(18,873)	$23,827	$(21,283)

Total change in net assets resulting from capital transactions	$(532,349)	$(450,440)	$36,503	$(35,086)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than 500.
*	Effective April 3, 2017, the Institutional Class of Short-Intermediate Municipal Bond Fund and the Select Class of Tax Free Bond Fund were renamed Class I.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	77

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Short-Intermediate Municipal Bond Fund		Tax Free Bond Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Year Ended February 29, 2016
SHARE TRANSACTIONS:
Class A
Issued	1,086	910	3,575	2,962
Reinvested	50	25	647	503
Redeemed	(1,802)	(1,170)	(3,839)	(4,496)
Conversion from Class B Shares	—	4	—	31

Change in Class A Shares	(666)	(231)	383	(1,000)

Class B (a)
Issued	—	— (b)	—	— (b)
Reinvested	—	— (b)	—	— (b)
Redeemed	—	—	—	(18)
Conversion to Class A Shares	—	(4)	—	(31)

Change in Class B Shares	—	(4)	—	(49)

Class C
Issued	256	640	1,317	437
Reinvested	13	3	124	76
Redeemed	(583)	(692)	(873)	(561)

Change in Class C Shares	(314)	(49)	568	(48)

Institutional Class*
Issued	60,721	99,256	—	—
Reinvested	952	558	—	—
Redeemed	(110,395)	(139,661)	—	—

Change in Institutional Class Shares	(48,722)	(39,847)	—	—

Select Class*
Issued	3,664	4,432	5,838	2,236
Reinvested	39	27	337	192
Redeemed	(4,018)	(6,244)	(4,344)	(4,147)

Change in Select Class Shares	(315)	(1,785)	1,831	(1,719)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than 500.
*	Effective April 3, 2017, the Institutional Class of Short-Intermediate Municipal Bond Fund and the Select Class of Tax Free Bond Fund were renamed Class I.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

Ultra-Short Municipal Fund
Period Ended February 28, 2017 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$599
Distributions reinvested	— (b)
Cost of shares redeemed	(100)

Change in net assets resulting from Class A capital transactions	$499

Class I (formerly Select Class)
Proceeds from shares issued	$21,948
Distributions reinvested	46
Cost of shares redeemed	(360)

Change in net assets resulting from Class I capital transactions	$21,634

Total change in net assets resulting from capital transactions	$22,133

SHARE TRANSACTIONS:
Class A
Issued	60
Reinvested	— (b)
Redeemed	(10)

Change in Class A Shares	50

Class I (formerly Select Class)
Issued	2,193
Reinvested	5
Redeemed	(36)

Change in Class I Shares	2,162

(a)	Commencement of operations was May 31, 2016.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Municipal Income Fund
Class A
Year Ended February 28, 2017	$10.10	$0.24	$(0.28)	$(0.04)	$(0.24)	$(0.12)	$(0.36)
Year Ended February 29, 2016	10.11	0.25	0.08	0.33	(0.26)	(0.08)	(0.34)
Year Ended February 28, 2015	9.98	0.27	0.18	0.45	(0.27)	(0.05)	(0.32)
Year Ended February 28, 2014	10.41	0.28	(0.28)	— (e)	(0.29)	(0.14)	(0.43)
Year Ended February 28, 2013	10.35	0.29	0.05	0.34	(0.28)	—	(0.28)

Class C
Year Ended February 28, 2017	10.00	0.18	(0.26)	(0.08)	(0.19)	(0.12)	(0.31)
Year Ended February 29, 2016	10.02	0.19	0.07	0.26	(0.20)	(0.08)	(0.28)
Year Ended February 28, 2015	9.90	0.21	0.17	0.38	(0.21)	(0.05)	(0.26)
Year Ended February 28, 2014	10.33	0.22	(0.28)	(0.06)	(0.23)	(0.14)	(0.37)
Year Ended February 28, 2013	10.27	0.23	0.06	0.29	(0.23)	—	(0.23)

Class I (formerly Select Class)
Year Ended February 28, 2017	10.03	0.26	(0.27)	(0.01)	(0.27)	(0.12)	(0.39)
Year Ended February 29, 2016	10.04	0.28	0.07	0.35	(0.28)	(0.08)	(0.36)
Year Ended February 28, 2015	9.92	0.29	0.17	0.46	(0.29)	(0.05)	(0.34)
Year Ended February 28, 2014	10.35	0.30	(0.27)	0.03	(0.32)	(0.14)	(0.46)
Year Ended February 28, 2013	10.29	0.31	0.06	0.37	(0.31)	—	(0.31)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (including imputed interest) (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including imputed interest)	Portfolio turnover rate (d)

$9.70	(0.40)%	$76,684	0.77%	2.39%	1.00%	15%
10.10	3.26	73,120	0.82	2.52	0.97	22
10.11	4.47	68,003	0.86	2.65	0.97	9
9.98	0.13	64,327	0.87	2.78	0.94	3
10.41	3.35	86,839	0.86	2.76	0.92	13

9.61	(0.87)	17,137	1.34	1.83	1.50	15
10.00	2.61	15,950	1.39	1.95	1.48	22
10.02	3.81	14,462	1.44	2.07	1.47	9
9.90	(0.45)	15,425	1.44	2.20	1.44	3
10.33	2.80	26,248	1.42	2.21	1.42	13

9.63	(0.16)	176,990	0.53	2.64	0.72	15
10.03	3.56	245,864	0.57	2.77	0.70	22
10.04	4.66	255,153	0.61	2.91	0.71	9
9.92	0.38	279,537	0.62	3.02	0.69	3
10.35	3.61	483,257	0.62	3.01	0.67	13

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Ohio Municipal Bond Fund
Class A
Year Ended February 28, 2017	$11.01	$0.29	$(0.35)	$(0.06)	$(0.30)	$(0.06)	$(0.36)
Year Ended February 29, 2016	11.14	0.31	(0.02)	0.29	(0.32)	(0.10)	(0.42)
Year Ended February 28, 2015	11.17	0.32	0.06	0.38	(0.33)	(0.08)	(0.41)
Year Ended February 28, 2014	11.51	0.32	(0.34)	(0.02)	(0.32)	— (e)	(0.32)
Year Ended February 28, 2013	11.50	0.32	0.01	0.33	(0.31)	(0.01)	(0.32)

Class C
Year Ended February 28, 2017	11.07	0.23	(0.36)	(0.13)	(0.23)	(0.06)	(0.29)
Year Ended February 29, 2016	11.19	0.25	(0.02)	0.23	(0.25)	(0.10)	(0.35)
Year Ended February 28, 2015	11.22	0.26	0.05	0.31	(0.26)	(0.08)	(0.34)
Year Ended February 28, 2014	11.56	0.25	(0.33)	(0.08)	(0.26)	— (e)	(0.26)
Year Ended February 28, 2013	11.55	0.25	0.01	0.26	(0.24)	(0.01)	(0.25)

Class I (formerly Select Class)
Year Ended February 28, 2017	10.94	0.32	(0.36)	(0.04)	(0.32)	(0.06)	(0.38)
Year Ended February 29, 2016	11.07	0.34	(0.02)	0.32	(0.35)	(0.10)	(0.45)
Year Ended February 28, 2015	11.10	0.35	0.06	0.41	(0.36)	(0.08)	(0.44)
Year Ended February 28, 2014	11.44	0.35	(0.34)	0.01	(0.35)	— (e)	(0.35)
Year Ended February 28, 2013	11.43	0.35	0.01	0.36	(0.34)	(0.01)	(0.35)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$10.59	(0.59)%	$47,146	0.84%	2.68%	1.06%	7%
11.01	2.72	50,915	0.88	2.83	0.98	8
11.14	3.47	51,856	0.88	2.89	1.07	3
11.17	(0.08)	61,153	0.88	2.85	0.99	3
11.51	2.86	90,786	0.87	2.77	0.97	6

10.65	(1.19)	26,938	1.43	2.08	1.57	7
11.07	2.14	26,556	1.49	2.22	1.49	8
11.19	2.81	27,267	1.50	2.27	1.57	3
11.22	(0.70)	29,872	1.48	2.24	1.48	3
11.56	2.27	55,414	1.46	2.18	1.47	6

10.52	(0.36)	47,342	0.59	2.92	0.81	7
10.94	2.99	54,812	0.63	3.08	0.74	8
11.07	3.75	70,270	0.63	3.15	0.82	3
11.10	0.17	90,114	0.63	3.11	0.74	3
11.44	3.12	103,644	0.62	3.02	0.72	6

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Short-Intermediate Municipal Bond Fund
Class A
Year Ended February 28, 2017	$10.71	$0.10	$(0.17)	$(0.07)	$(0.10)	$(0.06)	$(0.16)
Year Ended February 29, 2016	10.62	0.08	0.09	0.17	(0.08)	—	(0.08)
Year Ended February 28, 2015	10.61	0.06	0.01	0.07	(0.06)	—	(0.06)
Year Ended February 28, 2014	10.63	0.07	(0.03)	0.04	(0.06)	—	(0.06)
Year Ended February 28, 2013	10.65	0.08	(0.02)	0.06	(0.08)	—	(0.08)

Class C
Year Ended February 28, 2017	10.80	0.04	(0.17)	(0.13)	(0.05)	(0.06)	(0.11)
Year Ended February 29, 2016	10.70	0.02	0.10	0.12	(0.02)	—	(0.02)
Year Ended February 28, 2015	10.69	0.01	— (e)	0.01	— (e)	—	— (e)
Year Ended February 28, 2014	10.71	0.01	(0.02)	(0.01)	(0.01)	—	(0.01)
Year Ended February 28, 2013	10.74	0.03	(0.03)	— (e)	(0.03)	—	(0.03)

Class I (formerly Institutional Class)
Year Ended February 28, 2017	10.76	0.15	(0.17)	(0.02)	(0.15)	(0.06)	(0.21)
Year Ended February 29, 2016	10.67	0.13	0.09	0.22	(0.13)	—	(0.13)
Year Ended February 28, 2015	10.66	0.11	0.01	0.12	(0.11)	—	(0.11)
Year Ended February 28, 2014	10.68	0.12	(0.03)	0.09	(0.11)	—	(0.11)
Year Ended February 28, 2013	10.71	0.14	(0.04)	0.10	(0.13)	—	(0.13)

Select Class
Year Ended February 28, 2017	10.74	0.13	(0.17)	(0.04)	(0.13)	(0.06)	(0.19)
Year Ended February 29, 2016	10.65	0.10	0.10	0.20	(0.11)	—	(0.11)
Year Ended February 28, 2015	10.65	0.09	— (e)	0.09	(0.09)	—	(0.09)
Year Ended February 28, 2014	10.66	0.09	(0.02)	0.07	(0.08)	—	(0.08)
Year Ended February 28, 2013	10.68	0.11	(0.02)	0.09	(0.11)	—	(0.11)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$10.48	(0.69)%	$30,535	0.73%	0.91%	0.88%	31%
10.71	1.58	38,345	0.75	0.71	0.87	39
10.62	0.64	40,468	0.74	0.55	0.87	53
10.61	0.38	41,685	0.74	0.63	0.87	39
10.63	0.56	73,578	0.74	0.77	0.86	33

10.56	(1.27)	14,013	1.23	0.41	1.40	31
10.80	1.14	17,709	1.25	0.21	1.40	39
10.70	0.13	18,082	1.24	0.05	1.38	53
10.69	(0.10)	21,918	1.24	0.13	1.37	39
10.71	(0.05)	35,324	1.24	0.28	1.36	33

10.53	(0.20)	1,887,149	0.25	1.40	0.48	31
10.76	2.09	2,453,419	0.25	1.21	0.47	39
10.67	1.13	2,857,462	0.24	1.05	0.47	53
10.66	0.88	2,175,023	0.23	1.10	0.49	39
10.68	0.95	272,548	0.24	1.27	0.46	33

10.51	(0.37)	144,341	0.42	1.23	0.61	31
10.74	1.85	150,939	0.50	0.96	0.62	39
10.65	0.80	168,672	0.49	0.80	0.61	53
10.65	0.67	178,381	0.49	0.88	0.61	39
10.66	0.80	924,024	0.49	1.01	0.61	33

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Tax Free Bond Fund
Class A
Year Ended February 28, 2017	$12.57	$0.40	$(0.40)	$— (e)	$(0.39)	$(0.25)	$(0.64)
Year Ended February 29, 2016	12.70	0.45	(0.01)	0.44	(0.47)	(0.10)	(0.57)
Year Ended February 28, 2015	12.41	0.44	0.39	0.83	(0.44)	(0.10)	(0.54)
Year Ended February 28, 2014	12.88	0.46	(0.44)	0.02	(0.48)	(0.01)	(0.49)
Year Ended February 28, 2013	12.77	0.47	0.09	0.56	(0.45)	—	(0.45)

Class C
Year Ended February 28, 2017	12.48	0.31	(0.39)	(0.08)	(0.31)	(0.25)	(0.56)
Year Ended February 29, 2016	12.60	0.37	(0.01)	0.36	(0.38)	(0.10)	(0.48)
Year Ended February 28, 2015	12.33	0.35	0.38	0.73	(0.36)	(0.10)	(0.46)
Year Ended February 28, 2014	12.80	0.37	(0.44)	(0.07)	(0.39)	(0.01)	(0.40)
Year Ended February 28, 2013	12.69	0.38	0.10	0.48	(0.37)	—	(0.37)

Class I (formerly Select Class)
Year Ended February 28, 2017	12.53	0.42	(0.40)	0.02	(0.42)	(0.25)	(0.67)
Year Ended February 29, 2016	12.65	0.47	— (e)	0.47	(0.49)	(0.10)	(0.59)
Year Ended February 28, 2015	12.37	0.46	0.38	0.84	(0.46)	(0.10)	(0.56)
Year Ended February 28, 2014	12.84	0.48	(0.44)	0.04	(0.50)	(0.01)	(0.51)
Year Ended February 28, 2013	12.73	0.49	0.09	0.58	(0.47)	—	(0.47)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$11.93	(0.03)%	$148,987	0.66%	3.16%	1.00%	73%
12.57	3.53	152,207	0.67	3.62	0.97	94
12.70	6.83	166,359	0.74	3.49	0.98	90
12.41	0.31	129,124	0.74	3.72	0.99	62
12.88	4.45	198,873	0.74	3.67	0.94	43

11.84	(0.66)	32,052	1.31	2.50	1.50	73
12.48	2.92	26,715	1.36	2.93	1.47	94
12.60	5.99	27,579	1.43	2.81	1.48	90
12.33	(0.40)	25,057	1.43	3.00	1.48	62
12.80	3.80	57,237	1.43	2.98	1.44	43

11.88	0.09	141,356	0.47	3.34	0.74	73
12.53	3.82	126,091	0.50	3.79	0.71	94
12.65	6.95	149,102	0.57	3.67	0.72	90
12.37	0.49	129,602	0.57	3.89	0.74	62
12.84	4.63	200,023	0.57	3.85	0.69	43

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
Ultra-Short Municipal Fund
Class A
May 31, 2016(h) through February 28, 2017	$10.00	$0.06	$(0.01)		$0.05	$(0.03)

Class I (formerly Select Class)
May 31, 2016(h) through February 28, 2017	10.00	0.06	—	(i)	0.06	(0.04)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended February 28, 2017.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Commencement of operations.
(i)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (c)(g)

$10.02	0.52%	$519	0.44%	0.81%	2.56%	80%

10.02	0.65	31,656	0.27	0.74	2.00	80

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2017

1. Organization

JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (the “Trusts”) were formed on November 12, 2004 and November 12, 2015, respectively, as Delaware statutory trusts, pursuant to a Declarations of Trust dated November 5, 2004 and November 12, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 5 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Municipal Income Fund	Class A, Class C and Class I*	JPM II	Diversified
Ohio Municipal Bond Fund	Class A, Class C and Class I*	JPM II	Diversified
Short-Intermediate Municipal Bond Fund	Class A, Class C, Class I** and Select Class**	JPM II	Diversified
Tax Free Bond Fund	Class A, Class C and Class I*	JPM II	Diversified
Ultra-Short Municipal Fund***	Class A and Class I*	JPM IV	Diversified

*	Effective April 3, 2017, Select Class was renamed Class I.
**	On April 3, 2017, Select Class Shares of the Short-Intermediate Municipal Bond Fund were converted into Institutional Class Shares of the Fund and the Institutional Class Shares were then renamed Class I Shares. Additionally, on April 3, 2017, Select Class Shares were no longer offered.
***	The Ultra-Short Municipal Fund commenced investment operations on May 31, 2016. Prior to May 31, 2016, the Fund had no significant operations other than matters relating to the organization and registration of JPM IV and the issuance of 2,000 shares of Class A Shares and 998,000 shares of Class I Shares to J.P. Morgan Investment Management Inc., an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”).

The investment objective of Municipal Income Fund is to seek current income exempt from federal income taxes.

The investment objective of Ohio Municipal Bond Fund is to seek current income exempt from federal income tax and Ohio personal income tax, consistent with the preservation of principal.

The investment objective of Short-Intermediate Municipal Bond Fund, Tax Free Bond Fund and Ultra-Short Municipal Fund is to seek as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”) (except for Class C Shares of Short-Intermediate Municipal Bond Fund purchased before September 3, 2013). Effective September 3, 2013, purchases of Class C Shares of the Short-Intermediate Municipal Bond Fund were subject to a CDSC on the original cost of shares. No sales charges are assessed with respect to Class I Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses.

On June 19, 2015, all remaining Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015, Class B Shares automatically converted to Class A Shares after eight years (except for Short-Intermediate Municipal Bond Fund whose Class B Shares converted to Class A Shares after six years) and provided for a CDSC.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Funds’ administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Funds’ Administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Investment Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring

90	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures are generally valued on the basis of available market quotations.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset value per share (‘NAV’) as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input by municipal sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Municipal Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Municipal Bonds
Alabama
Utility	$—	$2,268	$—	$2,268

Alaska
Housing	—	1,053	—	1,053
Other Revenue	—	1,201	—	1,201

Total Alaska	—	2,254	—	2,254

Arizona
Water & Sewer	—	5,698	—	5,698

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2017 (continued)

Municipal Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
California
General Obligation	$—	$939	$—	$939
Housing	—	209	—	209
Industrial Development Revenue/Pollution Control Revenue	—	1,750	—	1,750
Other Revenue	—	792	—	792
Transportation	—	1,011	—	1,011

Total California	—	4,701	—	4,701

Colorado
Certificate of Participation/Lease	—	705	—	705
Education	—	1,021	—	1,021
General Obligation	—	1,147	—	1,147
Hospital	—	3,520	—	3,520
Housing	—	213	—	213

Total Colorado	—	6,606	—	6,606

Connecticut
Education	—	4,206	—	4,206
Housing	—	2,211	—	2,211

Total Connecticut	—	6,417	—	6,417

Delaware
Housing	—	600	—	600

District of Columbia
Water & Sewer	—	3,388	—	3,388

Florida
Certificate of Participation/Lease	—	10,606	—	10,606
Hospital	—	1,240	—	1,240
Housing	—	2,763	—	2,763
Industrial Development Revenue/Pollution Control Revenue	—	4,981	—	4,981
Other Revenue	—	2,307	—	2,307
Prerefunded	—	506	—	506
Transportation	—	4,608	—	4,608
Utility	—	7,949	—	7,949

Total Florida	—	34,960	—	34,960

Georgia
Hospital	—	997	—	997
Housing	—	1,378	—	1,378

Total Georgia	—	2,375	—	2,375

Illinois
General Obligation	—	2,088	—	2,088
Housing	—	1,765	—	1,765

Total Illinois	—	3,853	—	3,853

Indiana
Hospital	—	1,874	—	1,874
Housing	—	657	—	657
Industrial Development Revenue/Pollution Control Revenue	—	4,441	—	4,441
Water & Sewer	—	1,405	—	1,405

Total Indiana	—	8,377	—	8,377

92	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

Municipal Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Iowa
Education	$—	$1,664	$—	$1,664
Housing	—	876	—	876

Total Iowa	—	2,540	—	2,540

Kentucky
Industrial Development Revenue/Pollution Control Revenue	—	494	—	494

Louisiana
Housing	—	655	—	655

Maine
Housing	—	1,699	—	1,699

Massachusetts
Education	—	2,153	—	2,153
General Obligation	—	2,920	—	2,920
Housing	—	948	—	948
Water & Sewer	—	18,553	—	18,553

Total Massachusetts	—	24,574	—	24,574

Michigan
Housing	—	1,391	—	1,391
Industrial Development Revenue/Pollution Control Revenue	—	2,082	—	2,082

Total Michigan	—	3,473	—	3,473

Minnesota
General Obligation	—	40	—	40
Housing	—	6,692	—	6,692

Total Minnesota	—	6,732	—	6,732

Mississippi
Housing	—	1,823	—	1,823

Missouri
Housing	—	2,259	—	2,259
Transportation	—	2,134	—	2,134

Total Missouri	—	4,393	—	4,393

Nevada
Housing	—	75	—	75

New Hampshire
Education	—	5,427	—	5,427
Housing	—	259	—	259

Total New Hampshire	—	5,686	—	5,686

New Jersey
Education	—	2,743	—	2,743
General Obligation	—	1,494	—	1,494
Hospital	—	2,060	—	2,060
Industrial Development Revenue/Pollution Control Revenue	—	503	—	503
Transportation	—	2,191	—	2,191

Total New Jersey	—	8,991	—	8,991

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2017 (continued)

Municipal Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
New York
Housing	$—	$3,995	$—	$3,995
Other Revenue	—	7,598	—	7,598
Prerefunded	—	5	—	5
Special Tax	—	2,154	—	2,154
Transportation	—	8,181	—	8,181
Water & Sewer	—	7,319	—	7,319

Total New York	—	29,252	—	29,252

North Carolina
Housing	—	524	—	524
Other Revenue	—	1,192	—	1,192
Prerefunded	—	1,498	—	1,498
Water & Sewer	—	3,636	—	3,636

Total North Carolina	—	6,850	—	6,850

North Dakota
Housing	—	4,402	—	4,402
Utility	—	2,115	—	2,115

Total North Dakota	—	6,517	—	6,517

Ohio
General Obligation	—	1,826	—	1,826
Housing	—	1,719	—	1,719
Industrial Development Revenue/Pollution Control Revenue	—	1,922	—	1,922
Utility	—	78	—	78

Total Ohio	—	5,545	—	5,545

Oklahoma
Housing	—	1,094	—	1,094
Other Revenue	—	—	38	38

Total Oklahoma	—	1,094	38	1,132

Oregon
Housing	—	1,319	—	1,319

Pennsylvania
Housing	—	4,488	—	4,488
Industrial Development Revenue/Pollution Control Revenue	—	1,026	—	1,026
Other Revenue	—	2,149	—	2,149
Transportation	—	652	—	652

Total Pennsylvania	—	8,315	—	8,315

Rhode Island
Education	—	1,763	—	1,763
Transportation	—	2,906	—	2,906

Total Rhode Island	—	4,669	—	4,669

South Carolina
Housing	—	1,363	—	1,363

South Dakota
Housing	—	2,647	—	2,647

Tennessee
Housing	—	1,017	—	1,017
Transportation	—	1,095	—	1,095
Utility	—	2,243	—	2,243
Water & Sewer	—	2,292	—	2,292

Total Tennessee	—	6,647	—	6,647

94	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

Municipal Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Texas
General Obligation	$—	$2,916	$—	$2,916
Housing	—	1,986	—	1,986
Industrial Development Revenue/Pollution Control Revenue	—	3,094	—	3,094
Transportation	—	3,245	—	3,245

Total Texas	—	11,241	—	11,241

Utah
Housing	—	5,834	—	5,834
Other Revenue	—	1,208	—	1,208

Total Utah	—	7,042	—	7,042

Vermont
Education	—	4,994	—	4,994
Housing	—	6,158	—	6,158

Total Vermont	—	11,152	—	11,152

Washington
General Obligation	—	2,340	—	2,340
Housing	—	520	—	520
Transportation	—	1,452	—	1,452
Utility	—	564	—	564

Total Washington	—	4,876	—	4,876

West Virginia
Other Revenue	—	3,058	—	3,058

Total Municipal Bonds		254,219	38	254,257

Weekly Demand Note
Connecticut	—	4,000	—	4,000

Investment Company	5,432	—	—	5,432

Short-Term Investment
Investment Company	5,140	—	—	5,140

Total Investments in Securities	$10,572	$258,219	$38	$268,829

Ohio Municipal Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,648	$118,490	$—	$120,138

Short-Intermediate Municipal Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$41,698	$1,988,492	$—	$2,030,190

Tax Free Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$16,638	$302,216	$—	$318,854

Depreciation in Other Financial Instruments
Futures Contracts	$(16)	$—	$—	$(16)

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2017 (continued)

Ultra-Short Municipal Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Daily Demand Notes
Florida
Industrial Development Revenue/Pollution Control Revenue	$—	$200	$—	$200
Georgia
Industrial Development Revenue/Pollution Control Revenue	—	300	—	300
Louisiana
Industrial Development Revenue/Pollution Control Revenue	—	150	—	150
Maryland
Education	—	200	—	200
Minnesota
Housing	—	150	—	150
Missouri
Education	—	100	—	100
New Hampshire
Education	—	100	—	100
Texas
Industrial Development Revenue/Pollution Control Revenue	—	100	—	100

Total Daily Demand Notes	—	1,300	—	1,300

Monthly Demand Note
Pennsylvania
Transportation	—	200	—	200

Municipal Bonds
Alabama
Education	—	554	—	554
Utility	—	431	—	431
Water & Sewer	—	151	—	151

Total Alabama	—	1,136	—	1,136

Alaska
General Obligation	—	127	—	127
Housing	—	25	—	25
Prerefunded	—	51	—	51

Total Alaska	—	203	—	203

Arizona
General Obligation	—	142	—	142
Industrial Development Revenue/Pollution Control Revenue	—	126	—	126
Other Revenue	—	25	—	25
Prerefunded	—	30	—	30
Transportation	—	101	—	101

Total Arizona	—	424	—	424

Arkansas
General Obligation	—	25	—	25
Hospital	—	26	—	26
Prerefunded	—	35	—	35
Water & Sewer	—	101	—	101

Total Arkansas	—	187	—	187

96	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

Ultra-Short Municipal Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
California
General Obligation	$—	$125	$—	$125
Hospital	—	853	—	853
Other Revenue	—	65	—	65
Prerefunded	—	136	—	136
Transportation	—	51	—	51
Utility	—	101	—	101

Total California	—	1,331	—	1,331

Colorado
Certificate of Participation/Lease	—	302	—	302
Education	—	505	—	505
Hospital	—	435	—	435
Water & Sewer	—	25	—	25

Total Colorado	—	1,267	—	1,267

Connecticut
Education	—	502	—	502
Housing	—	500	—	500
Prerefunded	—	41	—	41

Total Connecticut	—	1,043	—	1,043

Delaware
General Obligation	—	25	—	25

Florida
Certificate of Participation/Lease	—	162	—	162
Education	—	126	—	126
General Obligation	—	294	—	294
Hospital	—	150	—	150
Other Revenue	—	241	—	241
Prerefunded	—	102	—	102

Total Florida	—	1,075	—	1,075

Georgia
Certificate of Participation/Lease	—	36	—	36
General Obligation	—	71	—	71
Prerefunded	—	25	—	25
Water & Sewer	—	50	—	50

Total Georgia	—	182	—	182

Hawaii
General Obligation	—	25	—	25

Illinois
Education	—	352	—	352
General Obligation	—	1,739	—	1,739
Other Revenue	—	232	—	232
Prerefunded	—	25	—	25

Total Illinois	—	2,348	—	2,348

Indiana
Industrial Development Revenue/Pollution Control Revenue	—	269	—	269
Other Revenue	—	25	—	25
Water & Sewer	—	200	—	200

Total Indiana	—	494	—	494

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2017 (continued)

Ultra-Short Municipal Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Iowa
General Obligation	$—	$25	$—	$25
Hospital	—	555	—	555
Other Revenue	—	25	—	25

Total Iowa	—	605	—	605

Kansas
General Obligation	—	40	—	40
Hospital	—	102	—	102

Total Kansas	—	142	—	142

Kentucky
Prerefunded	—	76	—	76
Transportation	—	435	—	435

Total Kentucky	—	511	—	511

Louisiana
Education	—	169	—	169
Other Revenue	—	127	—	127
Prerefunded	—	45	—	45

Total Louisiana	—	341	—	341

Maine
Transportation	—	101	—	101

Maryland
Education	—	25	—	25
General Obligation	—	51	—	51
Prerefunded	—	25	—	25
Transportation	—	30	—	30

Total Maryland	—	131	—	131

Massachusetts
General Obligation	—	81	—	81
Other Revenue	—	234	—	234

Total Massachusetts	—	315	—	315

Michigan
General Obligation	—	325	—	325
Hospital	—	30	—	30
Prerefunded	—	61	—	61

Total Michigan	—	416	—	416

Minnesota
Certificate of Participation/Lease	—	252	—	252
Education	—	50	—	50
General Obligation	—	51	—	51
Transportation	—	153	—	153

Total Minnesota	—	506	—	506

Missouri
General Obligation	—	50	—	50
Hospital	—	152	—	152
Industrial Development Revenue/Pollution Control Revenue	—	103	—	103
Other Revenue	—	100	—	100
Prerefunded	—	35	—	35
Water & Sewer	—	60	—	60

Total Missouri	—	500	—	500

98	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

Ultra-Short Municipal Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Nebraska
General Obligation	$—	$25	$—	$25

Nevada
Other Revenue	—	51	—	51
Prerefunded	—	50	—	50

Total Nevada	—	101	—	101

New Jersey
Certificate of Participation/Lease	—	152	—	152
General Obligation	—	500	—	500
Hospital	—	151	—	151
Other Revenue	—	267	—	267
Prerefunded	—	51	—	51
Transportation	—	202	—	202

Total New Jersey	—	1,323	—	1,323

New Mexico
Other Revenue	—	25	—	25

New York
Education	—	81	—	81
General Obligation	—	746	100	846
Other Revenue	—	345	—	345
Prerefunded	—	26	—	26
Special Tax	—	100	—	100
Transportation	—	238	—	238

Total New York	—	1,536	100	1,636

North Carolina
General Obligation	—	76	—	76
Hospital	—	393	—	393
Other Revenue	—	50	—	50

Total North Carolina	—	519	—	519

Ohio
Certificate of Participation/Lease	—	132	—	132
Education	—	712	—	712
General Obligation	—	352	—	352
Hospital	—	139	—	139
Other Revenue	—	25	—	25
Prerefunded	—	50	—	50
Transportation	—	145	—	145

Total Ohio	—	1,555	—	1,555

Oklahoma
Education	—	791	—	791
General Obligation	—	175	—	175

Total Oklahoma	—	966	—	966

Oregon
General Obligation	—	605	—	605
Hospital	—	178	—	178
Prerefunded	—	106	—	106

Total Oregon	—	889	—	889

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2017 (continued)

Ultra-Short Municipal Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Pennsylvania
Education	$—	$101	$—	$101
General Obligation	—	471	—	471
Hospital	—	101	—	101
Other Revenue	—	178	—	178
Prerefunded	—	116	—	116
Water & Sewer	—	26	—	26

Total Pennsylvania	—	993	—	993

Rhode Island
Education	—	65	—	65
Prerefunded	—	25	—	25

Total Rhode Island	—	90	—	90

South Carolina
Education	—	25	—	25
General Obligation	—	131	—	131
Prerefunded	—	25	—	25
Utility	—	267	—	267

Total South Carolina	—	448	—	448

Tennessee
General Obligation	—	25	—	25
Prerefunded	—	35	—	35

Total Tennessee	—	60	—	60

Texas
Education	—	180	—	180
General Obligation	—	697	—	697
Prerefunded	—	197	—	197
Transportation	—	142	—	142
Utility	—	111	—	111
Water & Sewer	—	141	—	141

Total Texas	—	1,468	—	1,468

Utah
General Obligation	—	101	—	101
Other Revenue	—	268	—	268

Total Utah	—	369	—	369

Virginia
Other Revenue	—	25	—	25
Prerefunded	—	26	—	26

Total Virginia	—	51	—	51

Washington
General Obligation	—	102	—	102
Hospital	—	41	—	41
Prerefunded	—	26	—	26
Utility	—	158	—	158

Total Washington	—	327	—	327

Wisconsin
General Obligation	—	293	—	293

Wyoming
Utility	—	363	—	363

Total Municipal Bonds	—	24,709	100	24,809

100	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

Ultra-Short Municipal Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Quarterly Demand Note
Texas
Industrial Development Revenue/Pollution Control Revenue	$—	$250	$—	$250

Weekly Demand Notes
California
Water & Sewer	—	250	—	250
Colorado
Transportation	—	500	—	500
Utility	—	150	—	150

Total Colorado	—	650	—	650

District of Columbia
Other Revenue	—	1,000	—	1,000
Indiana
Hospital	—	1,000	—	1,000
Massachusetts
General Obligation	—	1,000	—	1,000
Ohio
Utility	—	200	—	200
Washington
Other Revenue	—	200	—	200
Utility	—	100	—	100

Total Washington	—	300	—	300

Total Weekly Demand Notes	—	4,400	—	4,400

Short-Term Investment
Investment Company	2,788	—	—	2,788

Total Investments in Securities	$2,788	$30,859	$100	$33,747

(a)	All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended February 28, 2017.

B. When Issued, Delayed Delivery Securities and Forward Commitments — Municipal Income Fund, Ohio Municipal Bond Fund and Ultra-Short Municipal Fund purchased when issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when issued, delayed delivery, or forward commitment basis involves the risk that the value of the security to be purchased declines before settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when issued, delayed delivery, or forward commitment basis is not accrued until settlement date.

The Funds had when issued securities, forward commitments or delayed delivery securities outstanding as of February 28, 2017, which are shown as a Receivable for Investment securities sold — delayed delivery securities and Payable for Investment securities purchased — delayed delivery securities, respectively, on the Statements of Assets and Liabilities. The values of these securities held at February 28, 2017 are detailed on the SOIs.

The Funds did not have TBA purchase commitments outstanding as of February 28, 2017.

C. Futures Contracts — Tax Free Bond Fund used treasury and interest rate futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2017 (continued)

deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Fund to interest rate risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended February 28, 2017 (amounts in thousands):

	Tax Free Bond Fund
Futures Contracts:
Average Notional Balance Short	$8,028	(a)
Ending Notional Balance Short	7,848

(a)	For the period November 1, 2016 through February 28, 2017.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Offering and Organizational Costs — Total offering costs of approximately $84,000 incurred in connection with the offering of shares of the Ultra-Short Municipal Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time the Fund commenced operations and are included as part of Professional fees on the Statements of Operations. For the year ended February 28, 2017, total offering costs amortized were approximately $63,000.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a fund first learns of the dividend.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

102	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

Transfer agency fees and sub-transfer agency fees are class-specific expenses. The amount of transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the year ended February 28, 2017 are as follows (amounts in thousands):

	Class A		Class C	Class I*		Select Class	Total
Municipal Income Fund
Transfer agency fees	$4		$1	$3		n/a	$8
Sub-transfer agency fees	19		6	11		n/a	36

Ohio Municipal Bond Fund
Transfer agency fees	2		1	3		n/a	6
Sub-transfer agency fees	8		6	7		n/a	21

Short-Intermediate Municipal Bond Fund
Transfer agency fees	1		1	15		$2	19
Sub-transfer agency fees	6		6	317		3	332

Tax Free Bond Fund
Transfer agency fees	19		1	4		n/a	24
Sub-transfer agency fees	29		9	24		n/a	62

Ultra-Short Municipal Fund
Transfer agency fees	—	(a)	n/a	—	(a)	n/a	—	(a)
Sub-transfer agency fees	—		n/a	—		n/a	—

(a)	Amount rounds to less than 500.
*	Effective April 3, 2017, the Institutional Class of Short-Intermediate Municipal Bond Fund and the Select Class of Municipal Income Fund, Ohio Municipal Bond Fund, Tax Free Bond Fund and Ultra-Short Municipal Fund were renamed Class I.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of February 28, 2017, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income		Accumulated net realized gains (losses)
Short-Intermediate Municipal Bond Fund	$—		$(2)		$2
Tax Free Bond Fund	—		—	(a)	—	(a)
Ultra-Short Municipal Fund	—	(a)	—	(a)	—

(a)	Amount rounds to less than 500.

The reclassifications for the Funds relate primarily to redesignation of distributions and non-deductible expenses.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2017 (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Municipal Income Fund	0.30%
Ohio Municipal Bond Fund	0.30
Short-Intermediate Municipal Bond Fund	0.25
Tax Free Bond Fund	0.30
Ultra-Short Municipal Fund	0.15

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended February 28, 2017, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. Select Class Shares of Short-Intermediate Municipal Bond Fund and Class I Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended February 28, 2017, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Municipal Income Fund	$15	$—
Ohio Municipal Bond Fund	6	—
Short-Intermediate Municipal Bond Fund	4	—
Tax Free Bond Fund	36	—
Ultra-Short Municipal Fund	1	—

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I*	Select Class
Municipal Income Fund	0.25%	0.25%	0.25%	n/a
Ohio Municipal Bond Fund	0.25	0.25	0.25	n/a
Short-Intermediate Municipal Bond Fund	0.25	0.25	0.10	0.25%
Tax Free Bond Fund	0.25	0.25	0.25	n/a
Ultra-Short Municipal Fund	0.25	n/a	0.25	n/a

*	Effective April 3, 2017, the Institutional Class of Short-Intermediate Municipal Bond Fund and the Select Class of Municipal Income Fund, Ohio Municipal Bond Fund, Tax Free Bond Fund and Ultra-Short Municipal Fund were renamed Class I.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived shareholder servicing fees as outlined in Note 3.F.

104	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I*	Select Class
Municipal Income Fund	0.70%	1.25%	0.45%	n/a
Ohio Municipal Bond Fund	0.75	1.25	0.50	n/a
Short-Intermediate Municipal Bond Fund	0.70	1.20	0.25	0.25%
Tax Free Bond Fund	0.67	1.25	0.45	n/a
Ultra-Short Municipal Fund	0.45	n/a	0.25	n/a

*	Effective April 3, 2017, the Institutional Class of Short-Intermediate Municipal Bond Fund and the Select Class of the Municipal Income Fund, Ohio Municipal Bond Fund, Tax Free Bond Fund and Ultra-Short Municipal Fund were renamed Class I.

The contractual limitations percentages in the table above are in place until at least October 31, 2018.

Prior to November 1, 2016, the contractual expense limitations for the Funds were as shown in the table below:

	Class A	Class C	Class I*	Select Class
Municipal Income Fund	0.82%	1.39%	0.57%	n/a
Ohio Municipal Bond Fund	0.88	1.53	0.63	n/a
Short-Intermediate Municipal Bond Fund	0.75	1.25	0.25	0.50%
Tax Free Bond Fund	0.67	1.36	0.50	n/a
Ultra-Short Municipal Fund	0.55	n/a	0.35	n/a

*	Effective April 3, 2017, the Institutional Class of Short-Intermediate Municipal Bond Fund and the Select Class of the Municipal Income Fund, Ohio Municipal Bond Fund, Tax Free Bond Fund and Ultra-Short Municipal Fund were renamed Class I.

For the year ended February 28, 2017, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursement
Municipal Income Fund	$318	$161	$117	$596	$—
Ohio Municipal Bond Fund	121	44	101	266	—
Short-Intermediate Municipal Bond Fund	1,894	1,261	1,860	5,015	178
Tax Free Bond Fund	377	207	362	946	—
Ultra-Short Municipal Fund	17	9	23	49	158

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2017 (continued)

The amounts of these waivers resulting from investments in these money market funds for the year ended February 28, 2017 were as follows (amounts in thousands):

Municipal Income Fund	$17
Ohio Municipal Bond Fund	3
Short-Intermediate Municipal Bond Fund	96
Tax Free Bond Fund	45
Ultra-Short Municipal Fund	2

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended February 28, 2017, Municipal Income Fund, Short-Intermediate Municipal Bond Fund, Tax Free Bond Fund and Ultra-Short Municipal Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended February 28, 2017, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended February 28, 2017, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Municipal Income Fund	$42,475	$93,335
Ohio Municipal Bond Fund	9,302	18,050
Short-Intermediate Municipal Bond Fund	714,701	1,292,488
Tax Free Bond Fund	255,927	223,585
Ultra-Short Municipal Fund	26,526	6,886

During the year ended February 28, 2017, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at February 28, 2017 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Municipal Income Fund	$262,185	$8,278	$1,634	$6,644
Ohio Municipal Bond Fund	114,840	5,862	564	5,298
Short-Intermediate Municipal Bond Fund	2,019,385	18,656	7,851	10,805
Tax Free Bond Fund	303,176	19,841	4,163	15,678
Ultra-Short Municipal Fund	33,707	47	7	40

The reclassifications for the Funds relate primarily to wash sale loss deferrals.

106	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

The tax character of distributions paid during the year ended February 28, 2017 was as follows (amounts in thousands):

	Ordinary Income*	Tax Exempt Income	Net Long-Term Capital Gains	Total Distributions Paid
Municipal Income Fund	$27	$7,728	$3,503	$11,258
Ohio Municipal Bond Fund	3	3,462	714	4,179
Short-Intermediate Municipal Bond Fund	4,917	32,366	6,763	44,046
Tax Free Bond Fund	3,209	10,622	3,637	17,468
Ultra-Short Municipal Fund	5	75	—	80

*	Short-term gains are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended February 29, 2016 was as follows (amounts in thousands):

	Ordinary Income*		Tax Exempt Income	Net Long-Term Capital Gains	Total Distributions Paid
Municipal Income Fund	$105		$8,712	$2,332	$11,149
Ohio Municipal Bond Fund	—	(a)	4,009	1,236	5,245
Short-Intermediate Municipal Bond Fund	13		36,529	—	36,542
Tax Free Bond Fund	947		11,326	1,347	13,620

(a)	Amount rounds to less than 500.
*	Short-term gains are treated as ordinary income for income tax purposes.

As of February 28, 2017, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Tax Exempt Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Municipal Income Fund	$20	$548	$6,644
Ohio Municipal Bond Fund	11	143	5,298
Short-Intermediate Municipal Bond Fund	48	—	10,805
Tax Free Bond Fund	38	—	15,678
Ultra-Short Municipal Fund	7	—	40

For the Funds, the cumulative timing differences primarily consist of trustee deferred compensation and post-October capital loss deferrals.

As of February 28, 2017, the Funds did not have net capital loss carryforwards.

Net capital losses incurred after October 31 within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended February 28, 2017, the following Funds deferred to March 1, 2017 the net capital losses of (amounts in thousands):

	Net Capital Loss
	Short-Term		Long-Term
Municipal Income Fund	$30		$—
Short-Intermediate Municipal Bond Fund	8,006		748
Tax Free Bond Fund	1,839		(105)
Ultra-Short Municipal Fund	—	(a)	—

(a)	Amount rounds to less than 500.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2017 (continued)

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 28, 2017. Average borrowings from the Facility for, or at any time during the year ended February 28, 2017, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Municipal Income Fund	$20,758	0.44%	1	$—	(a)

(a)	Amount rounds to less than 500.

Interest expense paid as a result of borrowing from another fund or from the unsecured, uncommited credit facility is included in Interest expense to affiliates on the Statements of Operations.

In addition, effective August 16, 2016, JPM II along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended.

The Funds did not utilize the Credit Facility during the year ended February 28, 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of February 28, 2017, the Funds had affiliated omnibus accounts which collectively represented the following percentage of each Fund’s net assets as follows:

	Number of Affiliated Omnibus Accounts	% of the Fund
Municipal Income Fund	3	70.0%
Ohio Municipal Bond Fund	3	65.4
Short-Intermediate Municipal Bond Fund	5	93.9
Tax Free Bond Fund	4	60.3
Ultra-Short Municipal Fund	2	97.1

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Due to Municipal Income Fund investments in Underlying Funds, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, including collateralized mortgage obligations and stripped mortgage-backed securities, equity securities, foreign and emerging markets securities, and convertible securities. These securities are subject to risks specific to their structure, sector or market.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

108	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Funds invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

Specific risks and concentrations present in the underlying funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Funds invest primarily in a portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. The Ohio Municipal Bond Fund primarily invests in issuers in the State of Ohio. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Fund’s ability to collect principal and interest in the event of an issuer’s default may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and will require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. At this time, management is currently assessing the anticipated impact of the Regulation S-X amendments on the Funds’ financial statements and related disclosures.

9. Subsequent Event

Effective April 3, 2017, the Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. Payments to financial intermediaries for sub-transfer agency services are made by JPMDS from the Shareholder Servicing Fee which has been renamed as the Service Fee.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	109

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust II and JPMorgan Trust IV and the Shareholders of JPMorgan Municipal Income Fund, JPMorgan Ohio Municipal Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Tax Free Bond Fund and JPMorgan Ultra-Short Municipal Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Municipal Income Fund, JPMorgan Ohio Municipal Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund and JPMorgan Tax Free Bond Fund (each a separate series of JPMorgan Trust II) as of February 28, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended and the financial position of JPMorgan Ultra-Short Municipal Fund (a separate series of JPMorgan Trust IV) (hereafter collectively referred to as the “Funds”) as of February 28, 2017, and the results of its operations, the changes in its net assets and the financial highlights for the period May 31, 2016 (commencement of operations) through February 28, 2017, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of February 28, 2017 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 26, 2017

110	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	153	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	153	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	152	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	153	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	153	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	153	None

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	153	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	153	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	153	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	111

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	153	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	153	None

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	153	None

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (153 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

112	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)*	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986) Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2017; Vice President, JPMorgan Funds Management, Inc. from August 2012 to January 2016; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	113

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory, fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, September 1, 2016, and continued to hold your shares at the end of the reporting period, February 28, 2017.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Municipal Income Fund
Class A
Actual	$1,000.00	$975.20	$3.58	0.73%
Hypothetical	1,000.00	1,021.17	3.66	0.73
Class C
Actual	1,000.00	972.30	6.31	1.29
Hypothetical	1,000.00	1,018.40	6.46	1.29
Class I (formerly Select Class)
Actual	1,000.00	975.30	2.40	0.49
Hypothetical	1,000.00	1,022.36	2.46	0.49

Ohio Municipal Bond Fund
Class A
Actual	1,000.00	977.40	3.87	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Class C
Actual	1,000.00	974.70	6.56	1.34
Hypothetical	1,000.00	1,018.15	6.71	1.34
Class I (formerly Select Class)
Actual	1,000.00	978.40	2.65	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54

Short-Intermediate Municipal Bond Fund
Class A
Actual	1,000.00	983.00	3.49	0.71
Hypothetical	1,000.00	1,021.27	3.56	0.71
Class C
Actual	1,000.00	980.60	5.94	1.21
Hypothetical	1,000.00	1,018.79	6.06	1.21

114	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Short-Intermediate Municipal Bond Fund (continued)
Class I (formerly Institutional Class)
Actual	$1,000.00	$985.50	$1.18	0.24%
Hypothetical	1,000.00	1,023.60	1.20	0.24
Select Class
Actual	1,000.00	984.90	1.62	0.33
Hypothetical	1,000.00	1,023.16	1.66	0.33

Tax Free Bond Fund
Class A
Actual	1,000.00	961.80	3.16	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
Class C
Actual	1,000.00	959.30	6.17	1.27
Hypothetical	1,000.00	1,018.50	6.36	1.27
Class I (formerly Select Class)
Actual	1,000.00	962.60	2.19	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45

Ultra-Short Municipal Fund
Class A
Actual	1,000.00	1,003.60	2.09	0.42
Hypothetical	1,000.00	1,022.71	2.11	0.42
Class I (formerly Select Class)
Actual	1,000.00	1,004.30	1.24	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	115

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2017. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2017. The information necessary to complete your income tax returns for the calendar year ending December 31, 2017 will be provided under separate cover.

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended February 28, 2017 (amounts in thousands):

Long-Term Capital Gain Distribution
Municipal Income Fund	$3,503
Ohio Municipal Bond Fund	714
Short-Intermediate Municipal Bond Fund	6,763
Tax Free Bond Fund	3,637

Tax-Exempt Income

Each fund listed below had the following amount, or maximum allowable amount, of dividends paid from investment income exempt from federal income tax for the fiscal year ended February 28, 2017 (amounts in thousands):

Exempt Distributions Paid
Municipal Income Fund	$7,728
Ohio Municipal Bond Fund	3,462
Short-Intermediate Municipal Bond Fund	32,366
Tax Free Bond Fund	10,622
Ultra-Short Municipal Fund	75

116	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾ Social Security number and account balances

◾ transaction history and account transactions

◾ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. February 2017.	AN-MUNIBOND-217

Annual Report

J.P. Morgan Money Market Funds

February 28, 2017

JPMorgan Prime Money Market Fund

JPMorgan Liquid Assets Money Market Fund

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

JPMorgan Federal Money Market Fund

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan Tax Free Money Market Fund

JPMorgan Municipal Money Market Fund

The following disclosure applies to the JPMorgan Liquid Assets Money Market Fund, JPMorgan Tax Free Money Market Fund and the JPMorgan Municipal Money Market Fund.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

The following disclosure applies to the JPMorgan Prime Money Market Fund.

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The following disclosure applies to the JPMorgan U.S. Government Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund, JPMorgan Federal Money Market Fund and the JPMorgan 100% U.S. Treasury Securities Money Market Fund.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

March 22, 2017 (Unaudited)

Dear Shareholders,

For most of the past twelve months, the U.S. economy was one of the few bright spots among developed nations as most of Europe and Japan struggled with low or negative economic growth. However, by the end of February 2017 there emerged clear signals that the world’s 20 largest economies were moving in a more synchronized fashion that could lead to an accelerating global economy.

“While the global economy appeared to grow more synchronized during the twelve months ended February 28, 2017, there also emerged political uncertainties in the U.S. and Europe.”

Indeed, the World Bank has estimated that global economic growth in 2017 will rise by 2.7% compared with 2.3% in 2016 and economists generally expect each of the world’s 20 largest economies will see an increase in gross domestic product in 2017.

In the 19-nation euro zone, manufacturing activity rose in February 2017 for the sixth consecutive month and reached levels not seen in nearly six years. Economic confidence surveys have been the strongest since 2011. While unemployment across the euro zone remained nearly twice that of the U.S., the jobless rate fell faster than expected in early 2017 to its lowest level since 2009. Importantly, euro zone inflation reached the European Central Bank’s target of 2.0% in February 2017, which provided further evidence that the risk of a painful deflationary spiral had receded.

Meanwhile, Chinese factory activity was stronger than economists expected in February 2017 and more broadly, Chinese economic stimulus measures initiated in 2016 appeared to bolster trade throughout Asia. In Japan, corporate profits were estimated at record highs even in the face of a stronger yen. South Korean exports grew in February 2017 for the fourth consecutive month. Economic data from Australia and India showed signs of stronger growth.

To a certain extent, the healthier global economy was supported by a rebound in global oil prices, which reached 15-month highs in October 2016. Prices for other commodities also rose during 2016, helping growth in those emerging market nations reliant on natural resource exports.

In the U.S., the pace of economic expansion was sufficient to persuade the Federal Reserve Bank to raise interest rates in December 2016 and again in March 2017. Meanwhile, leading stock market indexes hit record highs in late 2016 and early 2017 amid strength in corporate profits and the broader U.S. economy. Investor expectations that the Republican Party’s newly-won control of the U.S. presidency along with its majorities in both houses of the U.S. Congress would bolster economic growth while lowering certain taxes further supported U.S. financial assets.

While the global economy appeared to grow more synchronized during the twelve months ended February 28, 2017, there also emerged political uncertainties in the U.S. and Europe. In the U.K., a populist drive to exit the European Union won a surprise victory in mid-2016. While global financial markets generally rebounded from the sharp sell-off that followed the June 23rd referendum, the ultimate impact of the so-called Brexit remained uncertain and was seen as a drag on the U.K. economy. In November, Donald Trump, who campaigned on a platform that included tighter restrictions on immigration and protective trade policies, won the U.S. presidency. While voters in the Netherlands declined to give the anti-immigrant Party for Freedom a majority in the lower house of Parliament, populist parties were vying for power in France, Germany and elsewhere.

Each of these parties and their leaders — both in the U.S. and elsewhere — share broad policy goals that prioritize restricting immigration and shunning supranational trade agreements. Given that immigration and free trade are key drivers of economic growth in advanced, post-industrial nations, it remains to be seen how much electoral support these shared agendas would earn.

In the face of all this, U.S. and foreign financial markets generally rewarded investors with positive returns for the twelve months through February 28, 2017. Over time, we believe financial markets will continue to reward those investors who maintain patience and discipline in the context of a properly diversified portfolio.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	1

JPMorgan Prime Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2017 (Unaudited)

Objective*	Seeks current income while seeking to maintain liquidity and a low volatility of principal
Primary Investments	High quality, short-term, U.S. dollar-denominated money market instruments
Suggested investment time frame	Short-term
Share classes offered	Class C, Agency, Capital, IM, Institutional Class, Morgan, Premier and Reserve
Net Assets as of February 28, 2017	$30.5 Billion
Weighted Average Maturity^	26 days
Weighted Average Life^^	72 days

MATURITY SCHEDULE**^
1 day	30.1%
2–7 days	18.3
8–30 days	28.0
31–60 days	12.7
61–90 days	3.8
91–180 days	6.0
181+ days	1.1

7-DAY SEC YIELD AS OF FEBRUARY 28, 2017 (1)
Class C Shares	0.10%
Agency Shares	0.81
Capital Shares	0.89
IM Shares	0.91
Institutional Class Shares	0.86
Morgan Shares	0.55
Premier Shares	0.62
Reserve Shares	0.37

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	During the period, the objective changed from providing the highest possible level of current income while still maintaining liquidity and preserving capital.
**	Percentages indicated are based upon total investments as of February 28, 2017.
(1)

The yields for Class C Shares, Agency Shares, Capital Shares, IM Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.74)%, 0.76%, 0.86%, 0.91%, 0.81%, 0.51%, 0.61% and 0.34% for Class C Shares, Agency Shares, Capital Shares, IM Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Prime Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

2	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

JPMorgan Liquid Assets Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2017 (Unaudited)

Objective	Seeks current income with liquidity and stability of principal
Primary Investments	High quality, short-term instruments including corporate notes, U.S. government securities, asset-backed securities, repurchase agreements, commercial paper, funding agreements, certificates of deposit, municipal obligations and bank obligations
Suggested investment time frame	Short-term
Share classes offered	Class C, Agency, Capital, E*Trade^, Institutional Class, Investor, Morgan, Premier and Reserve Shares
Net Assets as of February 28, 2017	$773.0 Million
Weighted Average Maturity^^	20 days
Weighted Average Life^^^	60 days

MATURITY SCHEDULE*^^
1 day	35.1%
2–7 days	18.2
8–30 days	25.6
31–60 days	13.3
61–90 days	3.5
91–180 days	4.3

7-DAY SEC YIELD AS OF FEBRUARY 28, 2017 (1)
Class C Shares	0.11%
Agency Shares	0.82
Capital Shares	0.90
Institutional Class Shares	0.87
Investor Shares	0.57
Morgan Shares	0.49
Premier Shares	0.63
Reserve Shares	0.38

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	E*Trade Shares had no assets from the close of business on October 19, 2016.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	Percentages indicated are based upon total investments as of February 28, 2017.
(1)

The yields for Class C Shares, Agency Shares, Capital Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.12)%, 0.74%, 0.84%, 0.79%, 0.54%, 0.44%, 0.59% and 0.34% for Class C Shares, Agency Shares, Capital Shares, Institutional Class Shares, Investor Shares, Morgan Shares and Premier Shares, Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Liquid Assets Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	3

JPMorgan U.S. Government Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2017 (Unaudited)

Objective	Seeks high current income with liquidity and stability of principal
Primary Investments	High quality, short-term securities issued or guaranteed by the U.S. government or by U.S. government agencies or instrumentalities and repurchase agreements collateralized by such obligations
Suggested investment time frame	Short-term
Share classes offered	Agency, Capital, Direct, Eagle Class, E*Trade, IM, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of February 28, 2017	$151.7 Billion
Weighted Average Maturity^	38 days
Weighted Average Life^^	102 days

MATURITY SCHEDULE*^
1 day	32.2%
2–7 days	9.7
8–30 days	23.9
31–60 days	11.5
61–90 days	11.8
91–180 days	3.8
181+ days	7.1

7-DAY SEC YIELD AS OF FEBRUARY 28, 2017 (1)
Agency Shares	0.39%
Capital Shares	0.47
Direct Shares	0.35
Eagle Class Shares	0.01
E*Trade Shares	0.01
IM Shares	0.48
Institutional Class Shares	0.44
Investor Shares	0.14
Morgan Shares	0.06
Premier Shares	0.20
Reserve Shares	0.01
Service Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	Percentages indicated are based upon total investments as of February 28, 2017.
(1)

The yields for Agency Shares, Capital Shares, Direct Shares, Eagle Class Shares, E*Trade Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 0.30%, 0.40%, 0.31%, (0.10)%, (0.44)%, 0.46%, 0.35%, 0.11%, 0.00%, 0.15%, (0.09)% and (0.44)% for Agency Shares, Capital Shares, Direct Shares, Eagle Class Shares, E*Trade Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan U.S. Government Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

4	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

JPMorgan U.S. Treasury Plus Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2017 (Unaudited)

Objective	Seeks current income with liquidity and stability of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements collateralized by U.S. Treasury securities
Suggested investment time frame	Short-term
Share classes offered	Class C, Agency, Direct, Eagle Class, IM, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of February 28, 2017	$24.8 Billion
Weighted Average Maturity^	42 days
Weighted Average Life^^	98 days

MATURITY SCHEDULE*^
1 day	50.3%
2–7 days	9.5
8–30 days	10.3
31–60 days	1.2
61–90 days	5.2
91–180 days	18.1
181+ days	5.4

7-DAY SEC YIELD AS OF FEBRUARY 28, 2017 (1)
Class C Shares	0.00%
Agency Shares	0.34
Direct Shares	0.30
Eagle Class Shares	0.00
IM Shares	0.44
Institutional Class Shares	0.39
Investor Shares	0.09
Morgan Shares	0.01
Premier Shares	0.15
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	Percentages indicated are based upon total investments as of February 28, 2017.
(1)

The yields for Class C Shares, Agency Shares, Direct Shares, Eagle Class Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.57)%, 0.27%, 0.28%, (0.11)%, 0.43%, 0.33%, 0.08%, (0.02)%, 0.13%, (0.12)% and (0.46)% for Class C Shares, Agency Shares, Direct Shares, Eagle Class Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan U.S. Treasury Plus Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	5

JPMorgan Federal Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2017 (Unaudited)

Objective	Aims to provide current income while still preserving capital and maintaining liquidity
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes as well as debt obligations issued or guaranteed by U.S. government agencies or instrumentalities
Suggested investment time frame	Short-term
Share classes offered	Agency, Institutional Class, Morgan, Premier and Reserve Shares
Net Assets as of February 28, 2017	$3.1 Billion
Weighted Average Maturity^	47 days
Weighted Average Life^^	117 days

MATURITY SCHEDULE*^
1 day	3.5%
2–7 days	6.7
8–30 days	35.9
31–60 days	29.5
61–90 days	16.8
91–180 days	4.3
181+ days	3.3

7-DAY SEC YIELD AS OF FEBRUARY 28, 2017 (1)
Agency Shares	0.37%
Institutional Class Shares	0.42
Morgan Shares	0.04
Premier Shares	0.18
Reserve Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	Percentages indicated are based upon total investments as of February 28, 2017.
(1)

The yields for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 0.32%, 0.37%, (0.08)%, 0.17% and (0.08)% for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Federal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

6	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

JPMorgan 100% U.S. Treasury Securities Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2017 (Unaudited)

Objective	Aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes
Suggested investment time frame	Short-term
Share classes offered	Agency, Capital, Institutional Class, Morgan, Premier, Reserve and Service Shares
Net Assets as of February 28, 2017	$25.0 Billion
Weighted Average Maturity^	50 days
Weighted Average Life^^	112 days

MATURITY SCHEDULE*^
1 day	21.8%
2–7 days	9.1
8–30 days	18.5
31–60 days	15.7
61–90 days	19.0
91–180 days	9.8
181+ days	6.1

7-DAY SEC YIELD AS OF FEBRUARY 28, 2017 (1)
Agency Shares	0.32%
Capital Shares	0.40
Institutional Class Shares	0.37
Morgan Shares	0.00
Premier Shares	0.13
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	Percentages indicated are based upon total investments as of February 28, 2017.
(1)

The yields for Agency Shares, Capital Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 0.27%, 0.37%, 0.32%, (0.03)%, 0.12%, (0.14)% and (0.46)% for Agency Shares, Capital Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan 100% U.S. Treasury Securities Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	7

JPMorgan Tax Free Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2017 (Unaudited)

Objective	Aims to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity*
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, Direct, Institutional Class, Morgan, Premier and Reserve Shares
Net Assets as of February 28, 2017	$15.4 Billion
Weighted Average Maturity^	15 days
Weighted Average Life^^	15 days

MATURITY SCHEDULE**^
1 day	20.7%
2–7 days	61.0
8–30 days	2.8
31–60 days	8.2
61-90 days	4.1
91–180 days	2.5
181+ days	0.7

7-DAY SEC YIELD AS OF FEBRUARY 28, 2017 (1)
Agency Shares	0.41%
Direct Shares	0.37
Institutional Class Shares	0.46
Morgan Shares	0.08
Premier Shares	0.22
Reserve Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages indicated are based upon total investments as of February 28, 2017.
(1)

The yields for Agency Shares, Direct Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 0.35%, 0.36%, 0.40%, 0.05%, 0.20% and (0.05)% for Agency Shares, Direct Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Tax Free Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

8	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

JPMorgan Municipal Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2017 (Unaudited)

Objective	Seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal*
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, Eagle Class, E*Trade^, Institutional Class, Morgan, Premier, Reserve and Service Shares
Net Assets as of February 28, 2017	$1.7 Billion
Weighted Average Maturity^^	6 days
Weighted Average Life^^^	6 days

MATURITY SCHEDULE**^^
1 day	15.8%
2–7 days	84.2

7-DAY SEC YIELD AS OF FEBRUARY 28, 2017 (1)
Agency Shares	0.44%
Eagle Class Shares	0.01
Institutional Class Shares	0.49
Morgan Shares	0.11
Premier Shares	0.25
Reserve Shares	0.01
Service Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	E*Trade Shares had no assets from the close of business on September 21, 2016.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages indicated are based upon total investments as of February 28, 2017.
(1)

The yields for Agency Shares, Eagle Class Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 0.26%, (0.15)%, 0.31%, (0.04)%, 0.11%, (0.14)% and (0.49)% for Agency Shares, Eagle Class Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	9

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Repurchase Agreements — 12.3%
215,000

BNP Paribas, 0.910%, dated 02/28/17, due 03/07/17, repurchase price $215,038, collateralized by Asset-Backed Securities, 1.031% - 6.287%, due 07/15/24 - 07/25/46, Collateralized Mortgage Obligations, 0.000% - 5.021%, due 11/25/24 - 09/25/46, Corporate Bonds, 2.250% - 8.875%, due 02/01/19 - 03/09/48, Corporate Notes, 1.950% - 6.000%, due 05/13/19 - 03/07/22, FHLMC, 2.221% - 5.921%, due 11/27/23 - 08/25/29, FNMA, 6.500%, due 12/25/42, FNMA Connecticut Avenue Securities, 5.021% - 6.671%, due 10/25/28 - 01/25/29, Municipal Debt Securities, 1.280%, due 09/15/27 and Sovereign Government Securities, 5.750% - 6.500%, due 06/16/18 - 09/26/23, with a value of $230,463.

		215,000
87,500	Citigroup Global Markets, Inc., 1.439%, dated 02/28/17, due 03/28/17, repurchase price $87,598, collateralized by Asset-Backed Securities, 1.088% - 7.020%, due 10/15/29 - 12/26/50, with a value of $94,500.	87,500
87,500	Citigroup Global Markets, Inc., 1.439%, dated 02/28/17, due 03/28/17, repurchase price $87,598, collateralized by Corporate Bonds, 1.427% - 13.850%, due 03/20/17 - 01/01/49, Corporate Notes, 0.751% - 8.875%, due 04/04/17 - 01/01/49 and Municipal Debt Securities, 0.000%, due 09/01/22, with a value of $94,500.	87,500
150,000	Credit Suisse Securities USA LLC, 0.860%, dated 02/28/17, due 03/02/17, repurchase price $150,007, collateralized by a Certificate of Deposit, 1.233%, due 10/02/17, Collateralized Mortgage Obligations, 0.000% - 49.181%, due 10/19/26 - 02/25/57 and Commercial Paper, 0.000%, due 03/21/17, with a value of $161,746.	150,000
300,000	Credit Suisse Securities USA LLC, 1.289%, dated 02/28/17, due 04/04/17, repurchase price $300,376, collateralized by Collateralized Mortgage Obligations, 0.000% - 11.028%, due 12/27/18 - 01/15/59, with a value of $324,004.	300,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

350,000	HSBC Securities USA, Inc., 0.910%, dated 02/28/17, due 03/01/17, repurchase price $350,009, collateralized by Corporate Bonds, 3.875% - 11.500%, due 04/01/17 - 11/01/43 and Corporate Notes, 5.750% - 7.700%, due 01/15/25 - 12/29/49, with a value of $378,001.	350,000
580,000	Merrill Lynch PFS, Inc., 1.360%, dated 02/28/17, due 04/04/17, repurchase price $580,767, collateralized by Asset-Backed Securities, 1.173% - 1.273%, due 01/15/19 - 04/16/22, Collateralized Mortgage Obligations, 1.128%, due 06/28/47, Corporate Bonds, 1.963% - 12.750%, due 09/15/17 - 06/01/67 and Corporate Notes, 4.000% - 6.625%, due 10/22/23 - 11/15/40, with a value of $617,901.	580,000
125,000	Merrill Lynch PFS, Inc., 1.379%, dated 02/28/17, due 04/04/17, repurchase price $125,168, collateralized by Corporate Bonds, 1.613% - 11.000%, due 04/23/20 - 02/28/57 and Corporate Notes, 4.625% - 5.500%, due 08/15/18 - 07/11/24, with a value of $133,016.	125,000
546,000	Societe Generale SA, 0.860%, dated 02/28/17, due 03/01/17, repurchase price $546,013, collateralized by Corporate Bonds, 5.500% - 10.750%, due 10/01/17 - 05/15/25, Corporate Notes, 4.500%, due 10/03/18 and Sovereign Government Securities, 4.250% - 12.250%, due 06/01/17 - 05/30/40, with a value of $589,695.	546,000
670,000	Societe Generale SA, 0.900%, dated 02/28/17, due 03/01/17, repurchase price $670,017, collateralized by Corporate Bonds, 5.750%, due 10/27/21 and Sovereign Government Securities, 4.250% - 10.125%, due 04/03/18 - 05/15/27, with a value of $723,728.	670,000
500,000	Wells Fargo Securities LLC, 0.810%, dated 02/28/17, due 03/01/17, repurchase price $500,011, collateralized by Asset-Backed Securities, 0.000% - 8.420%, due 12/15/17 - 11/26/57, with a value of $540,012.	500,000

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Repurchase Agreements — continued
137,000	Wells Fargo Securities LLC, 0.860%, dated 02/28/17, due 03/07/17, repurchase price $137,023, collateralized by Asset-Backed Securities, 3.500% - 5.730%, due 11/24/25 - 10/16/46, with a value of $147,985.	137,000

	Total Repurchase Agreements (Cost $3,748,000)	3,748,000

U.S. Treasury Obligations — 2.1%
	U.S. Treasury Notes — 2.1%
300,000	0.500%, 07/31/17	299,836
250,000	0.750%, 10/31/17	249,941
95,000	2.250%, 11/30/17	96,002

	Total U.S. Treasury Obligations (Cost $645,485)	645,779

Weekly Demand Notes — 6.8%
	California — 0.6%
55,000	California Health Facilities Financing Authority, Health Facility, Catholic Healthcare West, Series C, Rev., VRDO, LOC: Bank of Montreal, 0.610%, 03/07/17	55,000
40,000	California Health Facilities Financing Authority, Health Facility, Catholic Healthcare West Loan Program, Series H, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.640%, 03/07/17	40,000
	City & County of San Francisco, Multifamily Housing, Taxable, Transbay Block 8 Tower Apartments,
15,190	Series H-3, Rev., VRDO, LOC: Bank of China, 1.100%, 03/07/17	15,190
24,190	Series H-4, Rev., VRDO, LOC: Bank of China, 1.040%, 03/07/17	24,190
17,375	City of Riverside, Riverside Renaissance Projects, Series 2008, COP, VRDO, LOC: Bank of America NA, 0.640%, 03/07/17	17,375
21,720	Irvine Unified School District, Community Facilities District No. 09-1, Special Tax, Series 2014B, VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.640%, 03/07/17	21,720

		173,475

	Colorado — 0.1%
34,165	Colorado Educational & Cultural Facilities Authority, Nature Conservancy Project, Series 2012, Rev., VRDO, 0.640%, 03/07/17	34,165

	District of Columbia — 0.3%
35,000	District of Columbia, Medlantic/Helix Issue, Tranche II, Series 1998A, Rev., VRDO, LOC: TD Bank NA, 0.630%, 03/07/17	35,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	District of Columbia — continued
49,000	Metropolitan Washington Airports Authority, Series A, Subseries A-1, Rev., VRDO, LOC: Royal Bank of Canada, 0.660%, 03/07/17	49,000

		84,000

	Florida — 0.1%
37,000	County of Miami-Dade, Juvenile Courthouse Project, Series B, Rev., VRDO, LOC: TD Bank NA, 0.630%, 03/07/17	37,000

	Georgia — 0.0% (g)
18,000	Glynn-Brunswick Memorial Hospital Authority, Series B, Rev., VRDO, LOC: TD Bank NA, 0.630%, 03/07/17	18,000

	Illinois — 0.3%
100,000	Illinois State Toll Highway Authority, Series A-2B, Rev., VRDO, LOC: PNC Bank NA, 0.640%, 03/07/17	100,000

	Indiana — 0.2%
21,610	Indiana Finance Authority, Trinity Health Credit Group, Series D-1, Rev., VRDO, 0.620%, 03/07/17	21,610
57,300	Indiana Health Facility Financing Authority, Ascension Health, Series E-6, Rev., VRDO, 0.650%, 03/07/17	57,300

		78,910

	Michigan — 0.1%
27,050	Kent Hospital Finance Authority, Spectrum Health System, Series C, Rev., VRDO, LOC: Bank of New York Mellon, 0.650%, 03/07/17	27,050

	Mississippi — 0.0% (g)
4,000	Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc. Project, Series B, Rev., VRDO, 0.660%, 03/07/17	4,000

	Nevada — 0.3%
83,835	Clark County, Nevada Airport System, Series B-2, Rev., VRDO, AMT, LOC: Royal Bank of Canada, 0.640%, 03/07/17	83,835

	New Jersey — 0.8%
	Jets Stadium Development LLC,
67,745	Series A-4A, VAR, 0.740%, 03/07/17 (e)	67,745
68,300	Series A-4B, VAR, 0.740%, 03/07/17 (e)	68,300
30,000	Series A-4C, VAR, 0.740%, 03/07/17 (e)	30,000
72,445	Jets Stadium Finance Issuer 2015 LLC, VAR, 0.740%, 03/07/17 (e)	72,445

		238,490

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	11

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — continued
	New York — 2.8%
20,000	City of New York, Fiscal Year 2004, Series H, Subseries H-2, GO, VRDO, LOC: California Public Employees Retirement System, 0.640%, 03/07/17	20,000
50,000	City of New York, Fiscal Year 2006, Series E, Subseries E-3, GO, VRDO, LOC: Bank of America NA, 0.630%, 03/07/17	50,000
41,200	City of New York, Fiscal Year 2009, Series B, Subseries B-3, GO, VRDO, LOC: TD Bank NA, 0.620%, 03/07/17	41,200
	City of New York, Fiscal Year 2012,
230,000	Series G, Subseries G-3, GO, VRDO, LOC: Citibank NA, 0.630%, 03/07/17	230,000
67,690	Series G, Subseries G-4, GO, VRDO, LOC: Citibank NA, 0.630%, 03/07/17	67,690
132,100	City of New York, Fiscal Year 2017, Series A, Subseries A-4, GO, VRDO, LOC: Citibank NA, 0.630%, 03/07/17	132,100
	Metropolitan Transportation Authority,
39,615	Subseries E-2, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.640%, 03/07/17	39,615
59,770	Subseries E-3, Rev., VRDO, LOC: Citibank NA, 0.630%, 03/07/17	59,770
36,000	New York City Health & Hospital Corp., Health System, Series C, Rev., VRDO, LOC: TD Bank NA, 0.620%, 03/07/17	36,000
31,000	New York State Energy Research & Development Authority, Consolidated Edison Co., Inc. Project, Series A, Subseries A-1, Rev., VRDO, LOC: Mizuho Corporate Bank, 0.650%, 03/07/17	31,000
26,000	New York State Housing Finance Agency, Riverside Center 2 Housing, Subseries A-2, Rev., VRDO, LOC: Bank of America NA, 0.660%, 03/07/17	26,000
	Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels,
39,000	Series A, Rev., VRDO, LOC: TD Bank NA, 0.630%, 03/07/17	39,000
45,830	Series B, Rev., VRDO, LOC: State Street Bank & Trust, 0.620%, 03/07/17	45,830
38,295	Series B, Subseries B-1, Rev., VRDO, LOC: PNC Bank NA, 0.650%, 03/07/17	38,295

		856,500

	North Carolina — 0.1%
18,810	North Carolina Medical Care Commission, Health System, Catholic Health East Issue, Series 2008, Rev., VRDO, 0.630%, 03/07/17	18,810

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Ohio — 0.1%
20,435	Ohio State University, General Receipts, Series 2008 B, Rev., VRDO, 0.610%, 03/07/17	20,435

	Oregon — 0.1%
28,700	State of Oregon, Facilities Authority, PeaceHealth, Series B, Rev., VRDO, LOC: U.S. Bank NA, 0.650%, 03/07/17	28,700

	Pennsylvania — 0.3%
16,700	City of Philadelphia, Gas Works, 1998 General Ordinance, Eight, Series D, Rev., VRDO, LOC: Royal Bank of Canada, 0.640%, 03/07/17	16,700
40,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities, PSEG Power LLC Project, Series 2007, Rev., VRDO, AMT, LOC: TD Bank NA, 0.630%, 03/07/17	40,000
18,305	Philadelphia Authority, Industrial Development Multi-Modal Lease, Series B-3, Rev., VRDO, LOC: PNC Bank NA, 0.640%, 03/07/17	18,305
26,245	Pittsburgh Water & Sewer Authority, Series B-2, Rev., VRDO, LOC: PNC Bank NA, 0.640%, 03/07/17	26,245

		101,250

	Rhode Island — 0.2%
50,000	Narragansett Bay Commission, Wastewater System, Series A, Rev., VRDO, LOC: TD Bank NA, 0.610%, 03/07/17	50,000

	Vermont — 0.2%
50,000	Vermont Educational and Health Buildings Financing Agency, Fletcher Allen Health Care Project, Series A, Rev., VRDO, AGM, LOC: TD Bank NA, 0.640%, 03/07/17	50,000

	Virginia — 0.1%
38,300	Loudoun County IDA, Howard Hughes Medical Institute, Series A, Rev., VRDO, 0.630%, 03/07/17	38,300

	West Virginia — 0.1%
21,000	West Virginia EDA, Solid Waste Disposal Facilities, Kentucky Power Co., Mitchell Project, Series 2014A, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.660%, 03/07/17	21,000

	Total Weekly Demand Notes (Cost $2,063,920)	2,063,920

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Short-Term Investments — 78.3%
	Certificates of Deposit — 40.4%
	ABN AMRO Bank NV
50,000	1.165%, 05/05/17 (n)	49,908
100,000	1.180%, 06/12/17 (n)	99,660
	Agricultural Bank of China Ltd.
50,000	1.300%, 03/09/17	50,002
42,000	1.350%, 03/06/17	42,001
	Banco Del Estado De Chile
90,000	1.110%, 06/08/17	90,027
25,000	VAR, 1.172%, 03/17/17	25,013
40,000	VAR, 1.239%, 03/20/17	40,031
50,000	VAR, 1.289%, 03/21/17	50,035
120,000	VAR, 1.309%, 03/20/17	120,085
95,000	VAR, 1.311%, 03/14/17	95,062
85,000	Bank of China Ltd., 1.000%, 04/13/17 (n)	84,901
100,000	Bank of Montreal, 1.120%, 04/17/17	100,044
150,000	Bank of Nova Scotia, VAR, 1.442%, 04/13/17	150,307
	Bank of Tokyo-Mitsubishi UFJ Ltd.
150,000	1.360%, 07/24/17	150,087
337,000	VAR, 1.398%, 03/27/17	337,308
	Banque Federative du Credit Mutuel SA
165,000	1.310%, 08/14/17 (n)	164,023
165,000	1.350%, 08/01/17	165,075
75,000	BPCE SA, VAR, 1.272%, 03/10/17	75,011
40,000	Canadian Imperial Bank of Commerce, VAR, 1.161%, 03/09/17	40,021
	Chiba Bank Ltd.
30,000	1.110%, 04/13/17	30,005
95,000	1.110%, 04/28/17	95,005
	China Construction Bank Corp.
150,000	1.150%, 04/13/17	149,987
60,000	1.180%, 03/31/17	60,002
173,000	1.220%, 03/20/17	173,022
30,000	1.650%, 04/13/17	30,016
70,000	Citibank NA, 1.150%, 04/26/17	70,048
	Commonwealth Bank of Australia
120,000	VAR, 1.189%, 03/23/17	120,000
125,000	VAR, 1.210%, 03/16/17	124,987
	Cooperatieve Rabobank
290,000	VAR, 1.000%, 04/03/17	290,000
25,000	1.050%, 03/24/17 (n)	24,988
130,000	VAR, 1.230%, 03/16/17	130,000
140,000	VAR, 1.314%, 05/10/17	140,000
200,000	VAR, 1.413%, 04/24/17	200,090
125,000	VAR, 1.443%, 04/24/17	125,240

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Certificates of Deposit — continued
	Credit Agricole Corporate & Investment Bank SA
150,000	VAR, 1.381%, 03/14/17	150,120
35,000	VAR, 1.382%, 03/17/17	35,028
	Credit Industriel et Commercial
40,000	VAR, 1.041%, 03/31/17	40,000
25,000	VAR, 1.069%, 03/21/17	24,998
30,000	1.070%, 03/01/17 (n)	29,998
66,000	VAR, 1.070%, 03/16/17	66,000
100,000	VAR, 1.289%, 03/17/17	100,071
100,000	1.295%, 05/02/17 (n)	99,845
125,000	1.300%, 04/03/17 (n)	124,915
125,000	1.300%, 04/18/17 (n)	124,863
135,000	Dexia Credit Local SA, VAR, 1.285%, 03/08/17	135,126
	DZ Bank AG
51,000	1.000%, 05/10/17 (n)	50,903
24,000	VAR, 1.059%, 03/23/17	24,000
90,000	VAR, 1.159%, 03/29/17	89,995
100,000	VAR, 1.202%, 03/13/17	100,006
250,000	1.245%, 04/21/17 (n)	249,679
435,000	Industrial & Commercial Bank of China Ltd., 1.220%, 03/06/17	435,021
200,000	ING Bank NV, VAR, 1.370%, 03/15/17	200,003
	KBC Bank NV
200,000	0.680%, 03/01/17	200,000
107,000	1.098%, 05/15/17 (n)	106,741
127,000	1.170%, 03/21/17 (n)	126,921
145,000	1.170%, 03/31/17 (n)	144,883
150,000	Landesbank Hessen-Thueringen, 1.300%, 03/22/17	150,054
	Mitsubishi UFJ Trust & Banking Corp.
50,000	1.310%, 03/15/17 (n)	49,981
100,000	1.330%, 04/18/17 (n)	99,880
50,000	1.380%, 07/27/17 (n)	49,734
60,000	1.390%, 07/31/17 (n)	59,675
150,000	VAR, 1.521%, 03/13/17	150,045
	Mizuho Bank Ltd.
5,000	1.135%, 05/30/17 (n)	4,985
100,000	VAR, 1.179%, 03/23/17	99,992
30,000	VAR, 1.387%, 03/06/17	30,020
95,000	VAR, 1.471%, 03/14/17	95,081
90,000	VAR, 1.472%, 03/17/17	90,084
180,000	VAR, 1.521%, 03/13/17	180,055
	Mizuho Corporate Bank Ltd.
65,000	1.150%, 03/15/17 (n)	64,971
10,000	1.200%, 03/31/17 (n)	9,992
35,000	1.380%, 08/10/17 (n)	34,799

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	13

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Short-Term Investments — continued
	Certificates of Deposit — continued
	National Australia Bank Ltd.
143,000	VAR, 1.202%, 03/17/17	143,041
50,000	VAR, 1.279%, 03/28/17	50,014
100,000	VAR, 1.297%, 03/06/17	99,978
40,000	VAR, 1.385%, 05/02/17	40,000
50,000	Natixis SA, VAR, 1.183%, 03/10/17	50,026
	Norinchukin Bank
100,000	1.240%, 05/02/17	100,066
90,000	1.250%, 04/24/17	90,058
81,000	1.340%, 08/16/17 (n)	80,487
90,000	1.360%, 07/28/17	90,048
100,000	VAR, 1.471%, 03/14/17	100,083
100,000	VAR, 1.476%, 03/07/17	100,077
	Oversea-Chinese Banking Corp. Ltd.
26,000	1.080%, 03/15/17	26,004
20,000	Class C, VAR, 1.108%, 03/07/17	20,014
	Royal Bank of Canada
55,000	VAR, 1.291%, 03/13/17	55,046
165,000	VAR, 1.345%, 04/19/17	165,229
24,000	Skandinaviska Enskilda Banken AB, VAR, 1.049%, 03/21/17	24,000
	Standard Chartered Bank
100,000	1.030%, 06/02/17	100,006
90,000	1.150%, 04/10/17	90,039
	Sumitomo Mitsui Banking Corp.
60,000	VAR, 1.000%, 04/03/17	60,000
30,000	VAR, 1.373%, 03/09/17	30,026
72,500	VAR, 1.377%, 03/06/17	72,569
50,000	VAR, 1.377%, 03/06/17	50,047
86,536	VAR, 1.380%, 03/03/17	86,619
100,000	VAR, 1.521%, 03/14/17	100,031
	Sumitomo Mitsui Trust Bank Ltd.
100,000	1.260%, 05/02/17 (n)	99,837
50,000	1.360%, 07/27/17 (n)	49,734
75,000	VAR, 1.377%, 03/06/17	75,070
85,000	VAR, 1.380%, 03/03/17	85,081
150,000	VAR, 1.399%, 03/21/17	150,119
150,000	VAR, 1.471%, 03/14/17	150,117
150,000	VAR, 1.521%, 03/13/17	150,043
	Sumitomo Trust and Banking
50,000	1.120%, 04/24/17 (n)	49,931
25,000	1.360%, 08/14/17 (n)	24,845
	Svenska Handelsbanken AB
70,000	VAR, 1.037%, 03/22/17	70,011
125,000	VAR, 1.177%, 03/06/17	125,100

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Certificates of Deposit — continued
115,000	VAR, 1.179%, 03/21/17	115,095
200,000	VAR, 1.277%, 03/22/17	200,176
125,000	VAR, 1.277%, 05/16/17	125,163
75,000	VAR, 1.302%, 03/17/17	75,068
	Toronto-Dominion Bank (The)
125,000	1.080%, 03/15/17	125,023
100,000	VAR, 1.179%, 03/21/17	99,996
50,000	VAR, 1.239%, 03/06/17	50,051
160,000	VAR, 1.297%, 03/06/17	160,174
25,000	VAR, 1.299%, 03/21/17	25,025
35,000	VAR, 1.309%, 03/20/17	35,039
61,000	VAR, 1.330%, 04/10/17	61,098
150,000	VAR, 1.423%, 04/17/17	150,325
100,000	UBS AG, VAR, 1.401%, 03/13/17	100,026
	Wells Fargo Bank NA
128,700	VAR, 1.323%, 03/10/17	128,723
100,000	VAR, 1.359%, 04/10/17	100,173
25,000	VAR, 1.418%, 05/08/17	25,042
135,000	VAR, 1.421%, 04/24/17	135,226
125,000	VAR, 1.439%, 04/10/17	125,257
100,000	Westpac Banking Corp., VAR, 1.292%, 03/10/17	100,096

		12,310,627

	Commercial Paper — 17.4% (n)
45,000	Agricultural Bank of China Ltd., 1.182%, 04/06/17 (e)	44,938
47,000	Atlantic Asset Securitization LLC, 1.154%, 03/21/17 (e)	46,976
60,000	Bank of Nova Scotia, VAR, 1.179%, 03/21/17 (e)	59,992
29,000	Barton Capital SA, 1.153%, 03/24/17 (e)	28,985
	Bedford Row Funding Corp.
18,000	VAR, 1.232%, 03/13/17 (e)	18,003
25,000	VAR, 1.311%, 03/14/17 (e)	25,025
42,000	VAR, 1.329%, 03/27/17 (e)	42,045
100,000	VAR, 1.432%, 04/13/17 (e)	100,205
50,000	BNZ International Funding Ltd., VAR, 1.299%, 03/27/17 (e)	50,047
	BPCE SA
197,000	1.204%, 05/01/17 (e)	196,724
25,000	1.205%, 05/02/17 (e)	24,965
	Caisse des Depots et Consignations
50,000	0.953%, 03/10/17 (e)	49,992
50,000	0.972%, 03/09/17 (e)	49,993

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Short-Term Investments — continued
	Commercial Paper — continued
	Canadian Imperial Bank of Commerce
25,000	VAR, 1.312%, 03/20/17 (e)	25,041
75,000	VAR, 1.319%, 03/28/17 (e)	75,123
220,000	China Construction Bank Corp., 1.182%, 04/07/17 (e)	219,759
	Commonwealth Bank of Australia
100,000	1.003%, 03/20/17 (e)	99,969
36,000	VAR, 1.189%, 03/15/17 (e)	36,001
97,000	VAR, 1.202%, 03/13/17 (e)	97,022
15,000	VAR, 1.239%, 03/23/17 (e)	15,013
10,000	VAR, 1.239%, 03/28/17 (e)	10,009
50,000	VAR, 1.282%, 05/22/17 (e)	50,054
125,000	VAR, 1.291%, 03/13/17	125,126
50,000	VAR, 1.291%, 03/13/17 (e)	50,051
73,000	VAR, 1.387%, 04/27/17 (e)	73,129
100,000	Credit Agricole Corporate & Investment Bank SA, VAR, 1.390%, 03/16/17	100,031
	Crown Point Capital Co. LLC
100,000	VAR, 1.521%, 03/14/17 (e)	100,127
185,000	VAR, 1.527%, 04/24/17 (e)	185,201
	DBS Bank Ltd.
50,000	1.003%, 03/15/17 (e)	49,986
50,000	1.013%, 05/10/17 (e)	49,921
25,000	1.054%, 04/07/17 (e)	24,981
100,000	1.093%, 03/16/17 (e)	99,970
100,000	1.093%, 03/20/17 (e)	99,962
100,000	DNB Bank ASA, VAR, 1.258%, 03/27/17 (e)	100,040
70,000	Erste Abwicklungsanstalt, VAR, 1.210%, 03/03/17 (e)	70,003
	ING US Funding LLC
100,000	VAR, 1.347%, 03/07/17	100,060
75,000	VAR, 1.380%, 03/03/17	75,045
	Kells Funding LLC
100,000	1.034%, 03/06/17 (e)	99,989
100,000	VAR, 1.127%, 03/06/17 (e)	100,052
125,000	VAR, 1.129%, 03/23/17 (e)	125,063
100,000	Kreditanstalt fuer Wiederaufbau, 1.023%, 03/28/17 (e)	99,951
136,750	LMA-Americas LLC, 1.338%, 03/01/17 (e)	136,747
	Macquarie Bank Ltd.
100,000	1.033%, 06/01/17 (e)	99,713
5,000	1.093%, 03/07/17 (e)	4,999
75,000	1.163%, 03/16/17 (e)	74,974
25,000	1.163%, 03/17/17 (e)	24,991

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Paper — continued
75,000	Manhattan Asset Funding Co. LLC, VAR, 1.471%, 03/14/17 (e)	75,064
73,000	Matchpoint Finance plc, 1.430%, 06/15/17 (e)	72,743
25,000	Mitsubishi UFJ Trust & Banking Corp., 1.113%, 04/19/17 (e)	24,972
25,000	National Australia Bank Ltd., VAR, 1.288%, 03/06/17 (e)	25,043
300,600	Natixis SA, VAR, 1.410%, 03/01/17	300,875
79,530	Nederlandse Waterschapsbank NV, 0.710%, 03/02/17 (e)	79,527
36,000	Nieuw Amsterdam Receivables Corp., 1.003%, 03/07/17 (e)	35,995
	NRW Bank
100,000	1.023%, 03/21/17 (e)	99,959
250,000	1.053%, 04/03/17 (e)	249,825
50,000	Oversea-Chinese Banking Corp. Ltd., VAR, 1.198%, 04/12/17 (e)	50,034
70,000	Ridgefield Funding Co. LLC, Series A, VAR, 1.477%, 03/07/17 (e)	70,052
	Starbird Funding Corp.
85,000	VAR, 1.422%, 03/20/17 (e)	85,074
30,000	1.430%, 06/14/17 (e)	29,895
11,000	1.430%, 06/16/17 (e)	10,961
125,000	VAR, 1.459%, 03/23/17 (e)	125,060
100,000	VAR, 1.459%, 03/27/17 (e)	100,055
75,000	Sumitomo Mitsui Banking Corp., 1.103%, 04/21/17 (e)	74,917
62,500	Sumitomo Mitsui Trust Bank Ltd., 1.104%, 06/08/17 (e)	62,324
	Thunder Bay Funding LLC
50,000	VAR, 1.172%, 03/17/17 (e)	50,010
75,000	VAR, 1.209%, 03/31/17 (e)	75,049
	Westpac Banking Corp.
42,000	VAR, 1.189%, 03/15/17 (e)	42,001
45,000	VAR, 1.189%, 03/16/17 (e)	45,001
	Westpac Securities NZ Ltd.
24,000	VAR, 1.036%, 03/07/17 (e)	23,999
25,000	VAR, 1.220%, 03/01/17 (e)	25,019
50,000	VAR, 1.239%, 03/28/17 (e)	50,040

		5,319,487

	Time Deposits — 20.5%
	Australia & New Zealand Banking Group Ltd.
500,000	0.570%, 03/01/17	500,000
230,000	0.720%, 03/07/17	230,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	15

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Short-Term Investments — continued
	Time Deposits — continued
	Canadian Imperial Bank of Commerce
750,000	0.580%, 03/01/17	750,000
295,000	Chiba Bank Ltd., 0.690%, 03/01/17	295,000
400,000	China Construction Bank Corp., 0.700%, 03/01/17	400,000
150,000	Citibank NA, 0.680%, 03/01/17	150,000
200,000	Cooperatieve Rabobank, 0.690%, 03/02/17	200,000
200,000	Credit Agricole Corporate & Investment Bank SA, 0.670%, 03/07/17	200,000
	Credit Industriel et Commercial
200,000	0.570%, 03/01/17	200,000
360,000	0.570%, 03/01/17	360,000
400,000	Industrial & Commercial Bank of China Ltd., 0.700%, 03/01/17	400,000
	ING Bank NV
181,000	0.700%, 03/01/17	181,000
200,000	0.720%, 03/02/17	200,000
850,000	Natixis SA, 0.600%, 03/01/17	850,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Time Deposits — continued
	Skandinaviska Enskilda Banken AB
465,822	0.570%, 03/01/17	465,822
82,240	0.570%, 03/01/17	82,240
150,000	Standard Chartered Bank, 0.700%, 03/01/17	150,000
650,000	Swedbank AB, 0.580%, 03/01/17	650,000

		6,264,062

	Total Short-Term Investments (Cost $23,885,096)	23,894,176

	Total Investments — 99.5% (Cost $30,342,501)	30,351,875
	Other Assets in Excess of Liabilities — 0.5%	159,951

	NET ASSETS — 100.0%	$30,511,826

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Repurchase Agreements — 19.6%
20,000	HSBC Securities USA, Inc., 0.760%, dated 02/28/17, due 03/01/17, repurchase price $20,000, collateralized by Corporate Bonds, 2.625% - 4.250%, due 02/18/22 - 11/10/44, with a value of $21,002.	20,000
25,000	Societe Generale SA, 0.760%, dated 02/28/17, due 03/01/17, repurchase price $25,001, collateralized by Corporate Bonds, 2.700% - 8.100%, due 08/15/20 - 03/01/57, Corporate Notes, 0.000% - 4.500%, due 11/28/17 - 07/30/26 and Sovereign Government Securities, 2.500% - 5.375%, due 07/31/19 - 10/12/28, with a value of $26,251.	25,000
98,916	Treasury Joint Trading Account I, J.P. Morgan Investment Management Inc., as agent, 0.520%, dated 02/28/17, due 03/01/17, repurchase price $98,917. [3]	98,916
8,000	Wells Fargo Securities LLC, 0.860%, dated 02/28/17, due 03/07/17, repurchase price $8,001, collateralized by Asset-Backed Securities, 1.366% - 4.133%, due 12/25/34 - 11/19/51 and Municipal Debt Securities, 4.000% - 6.250%, due 07/01/21 - 07/01/41, with a value of $8,641.	8,000

	Total Repurchase Agreements (Cost $151,916)	151,916

Weekly Demand Notes — 3.9%
	Arizona — 0.6%
4,520	Salt River Pima-Maricopa Indian Community, Rev., VRDO, LOC: Bank of America NA, 0.690%, 03/07/17	4,520

	California — 0.5%
	City & County of San Francisco, Multifamily Housing, Taxable, Transbay Block 8 Tower Apartments,
2,000	Series H-3, Rev., VRDO, LOC: Bank of China, 1.100%, 03/07/17	2,000
2,000	Series H-4, Rev., VRDO, LOC: Bank of China, 1.040%, 03/07/17	2,000

		4,000

	New Jersey — 2.8%
16,855	Jets Stadium Development LLC, Series A-4A, VAR, 0.740%, 03/07/17 (e)	16,855
4,985	Jets Stadium Finance Issuer 2015 LLC, VAR, 0.740%, 03/07/17 (e)	4,985

		21,840

	Total Weekly Demand Notes (Cost $30,360)	30,360

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Short-Term Investments — 74.9%
	Certificates of Deposit — 40.1%
	ABN AMRO Bank NV
8,000	1.165%, 05/05/17 (n)	7,983
3,000	1.180%, 06/08/17 (n)	2,991
3,000	1.180%, 06/12/17 (n)	2,990
5,000	Agricultural Bank of China Ltd., 1.250%, 03/15/17	5,000
	Banco Del Estado De Chile
2,000	1.110%, 06/08/17	2,000
2,000	VAR, 1.220%, 03/03/17	2,000
10,000	VAR, 1.309%, 03/20/17	10,000
5,000	VAR, 1.311%, 03/14/17	5,000
10,000	Bank of Montreal, 1.120%, 04/17/17	10,000
3,000	Bank of Tokyo-Mitsubishi UFJ Ltd., VAR, 1.398%, 03/27/17	3,000
	China Construction Bank Corp.
1,500	1.150%, 04/13/17	1,500
500	1.180%, 03/31/17	500
2,000	1.220%, 03/20/17	2,000
	Commonwealth Bank of Australia
5,000	VAR, 1.189%, 03/23/17	5,000
3,000	VAR, 1.210%, 03/16/17	3,000
	Cooperatieve Rabobank
1,500	VAR, 1.000%, 04/03/17	1,500
3,000	VAR, 1.230%, 03/16/17	3,000
5,000	VAR, 1.314%, 05/10/17	5,000
10,000	VAR, 1.413%, 04/24/17	10,000
	Credit Agricole Corporate & Investment Bank SA
5,000	VAR, 1.381%, 03/14/17	5,000
15,000	VAR, 1.382%, 03/17/17	15,000
	Credit Industriel et Commercial
18,000	VAR, 1.289%, 03/17/17	18,000
5,000	1.290%, 08/01/17	5,000
2,000	Credit Suisse AG, VAR, 1.449%, 03/20/17	2,000
5,000	Dexia Credit Local SA, VAR, 1.285%, 03/08/17	5,000
	DZ Bank AG
2,000	1.000%, 05/10/17 (n)	1,996
2,000	VAR, 1.159%, 03/29/17	2,000
17,000	1.245%, 04/21/17 (n)	16,970
	KBC Bank NV
10,000	0.680%, 03/01/17	10,000
3,000	1.097%, 05/15/17 (n)	2,993
5,000	1.150%, 03/06/17 (n)	4,999
5,000	1.200%, 03/09/17 (n)	4,999
	Mitsubishi UFJ Trust & Banking Corp.
5,000	1.300%, 04/28/17 (n)	4,990

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	17

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Short-Term Investments — continued
	Certificates of Deposit — continued
6,000	1.380%, 08/09/17 (n)	5,963
2,000	1.390%, 08/14/17 (n)	1,987
	Mizuho Bank Ltd.
5,000	VAR, 1.471%, 03/14/17	5,000
10,000	VAR, 1.472%, 03/17/17	10,000
	National Australia Bank Ltd.
1,000	VAR, 1.297%, 03/06/17	1,000
3,000	VAR, 1.364%, 05/08/17	3,000
3,000	VAR, 1.385%, 05/02/17	3,000
12,000	Natixis SA, VAR, 1.389%, 03/02/17	12,000
	Norinchukin Bank
10,000	1.250%, 04/24/17	10,000
3,000	1.340%, 08/16/17 (n)	2,981
500	Oversea-Chinese Banking Corp. Ltd., Class C, VAR, 1.108%, 03/07/17	500
2,500	Sumitomo Mitsui Banking Corp., VAR, 1.377%, 03/06/17	2,500
5,000	Sumitomo Mitsui Trust Bank Ltd., VAR, 1.380%, 03/03/17	5,000
	Sumitomo Trust and Banking
7,000	VAR, 1.081%, 03/31/17	7,000
1,500	1.360%, 08/14/17 (n)	1,491
	Svenska Handelsbanken AB
5,000	VAR, 1.177%, 03/06/17	5,000
5,000	VAR, 1.277%, 03/22/17	5,000
15,000	VAR, 1.302%, 03/17/17	15,000
	Toronto-Dominion Bank (The)
5,000	1.100%, 04/18/17	5,000
3,000	VAR, 1.297%, 03/06/17	3,000
2,000	VAR, 1.309%, 03/20/17	2,000
	Wells Fargo Bank NA
2,000	VAR, 1.359%, 04/10/17	2,000
20,000	VAR, 1.421%, 04/24/17	20,000

		309,833

	Commercial Paper — 14.6% (n)
1,000	Bank of Nova Scotia, VAR, 1.179%, 03/21/17 (e)	1,000
	Barton Capital SA
2,000	1.153%, 04/03/17 (e)	1,998
1,000	1.154%, 03/24/17 (e)	999
	Bedford Row Funding Corp.
7,000	VAR, 1.232%, 03/13/17 (e)	7,000
2,000	VAR, 1.289%, 03/28/17 (e)	2,000
10,000	VAR, 1.432%, 04/13/17 (e)	10,000
3,000	BPCE SA, 1.204%, 05/01/17 (e)	2,994

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Paper — continued
3,000	Caisse des Depots et Consignations, 0.972%, 03/09/17 (e)	2,999
4,000	Canadian Imperial Bank of Commerce, VAR, 1.319%, 03/28/17 (e)	4,000
3,000	Cancara Asset Securitisation LLC, 1.103%, 04/07/17 (e)	2,997
10,000	Commonwealth Bank of Australia, VAR, 1.372%, 03/20/17 (e)	10,000
5,000	Concord Minutemen Capital Co. LLC, 1.185%, 06/14/17 (e)	4,983
15,000	Crown Point Capital Co. LLC, VAR, 1.527%, 04/24/17 (e)	15,000
5,000	DNB Bank ASA, VAR, 1.200%, 03/01/17 (e)	5,000
15,000	Erste Abwicklungsanstalt, VAR, 1.210%, 03/03/17 (e)	15,000
2,000	LMA-Americas LLC, 1.359%, 08/07/17 (e)	1,988
	Starbird Funding Corp.
15,000	VAR, 1.422%, 03/20/17 (e)	15,000
5,000	VAR, 1.460%, 03/03/17 (e)	5,000
5,000	Westpac Securities NZ Ltd., VAR, 1.220%, 03/01/17 (e)	5,000

		112,958

	Time Deposits — 20.2%
20,000	Australia & New Zealand Banking Group Ltd., 0.720%, 03/07/17	20,000
28,000	China Construction Bank Corp., 0.700%, 03/01/17	28,000
10,000	Cooperatieve Rabobank, 0.690%, 03/02/17	10,000
16,000	Credit Agricole Corporate & Investment Bank SA, 0.570%, 03/01/17	16,000
4,909	Credit Industriel et Commercial, 0.570%, 03/01/17	4,909
31,000	Industrial & Commercial Bank of China Ltd., 0.700%, 03/01/17	31,000
	ING Bank NV
3,000	0.700%, 03/01/17	3,000
28,000	0.720%, 03/02/17	28,000
15,000	Natixis SA, 0.600%, 03/01/17	15,000

		155,909

	Total Short-Term Investments (Cost $578,700)	578,700

	Total Investments — 98.4% (Cost $760,976)*	760,976
	Other Assets in Excess of Liabilities — 1.6%	12,012

	NET ASSETS — 100.0%	$772,988

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

U.S. Government Agency Securities — 36.6%
	FFCB — 2.3%
75,000	DN, 0.532%, 04/03/17 (n)	74,964
25,000	DN, 0.552%, 05/03/17 (n)	24,976
100,000	DN, 0.623%, 07/13/17 (n)	99,769
100,000	DN, 0.643%, 08/03/17 (n)	99,724
50,000	DN, 0.814%, 08/31/17 (n)	49,794
165,000	VAR, 0.646%, 03/14/17	164,995
203,000	VAR, 0.764%, 03/21/17	202,979
80,000	VAR, 0.770%, 03/01/17	79,997
153,000	VAR, 0.778%, 03/27/17	152,983
400,000	VAR, 0.793%, 03/27/17	400,000
119,100	VAR, 0.821%, 03/13/17	119,120
250,000	VAR, 0.840%, 03/16/17	249,955
350,000	VAR, 0.841%, 03/29/17	350,000
500,000	VAR, 0.869%, 03/02/17	499,955
375,000	VAR, 0.871%, 03/20/17	375,000
275,000	VAR, 0.887%, 03/06/17	274,995
300,000	VAR, 0.920%, 03/01/17	300,000
36,425	VAR, 0.938%, 03/27/17	36,511

		3,555,717

	FHLB — 30.0%
515,995	0.625%, 10/26/17	515,520
200,000	0.875%, 05/24/17	200,138
21,000	DN, 0.501%, 03/15/17 (n)	20,996
121,000	DN, 0.576%, 03/16/17 (n)	120,971
110,000	DN, 0.652%, 06/05/17 (n)	109,809
500,000	DN, 0.703%, 09/18/17 (n)	498,046
181,500	DN, 0.845%, 09/20/17 (n)	180,640
220,000	VAR, 0.561%, 03/28/17	220,000
350,000	VAR, 0.561%, 03/28/17	350,000
1,000,000	VAR, 0.565%, 04/11/17	1,000,000
500,000	VAR, 0.565%, 04/11/17	500,000
250,000	VAR, 0.575%, 04/06/17	250,000
250,000	VAR, 0.579%, 04/07/17	250,000
225,000	VAR, 0.588%, 04/04/17	225,000
110,000	VAR, 0.598%, 03/09/17	109,996
750,000	VAR, 0.599%, 04/07/17	750,000
250,000	VAR, 0.603%, 04/18/17	249,992
500,000	VAR, 0.610%, 03/16/17	500,000
500,000	VAR, 0.610%, 04/20/17	500,000
400,000	VAR, 0.616%, 03/14/17	400,000
200,000	VAR, 0.618%, 03/16/17	200,000
250,000	VAR, 0.618%, 03/27/17	250,000
500,000	VAR, 0.618%, 04/25/17	500,000
500,000	VAR, 0.618%, 04/25/17	500,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	FHLB — continued
500,000	VAR, 0.618%, 04/25/17	500,000
250,000	VAR, 0.618%, 04/25/17	250,000
150,000	VAR, 0.621%, 03/20/17	150,000
500,000	VAR, 0.621%, 03/20/17	500,000
150,000	VAR, 0.625%, 03/15/17	150,000
978,000	VAR, 0.630%, 05/02/17	978,000
70,000	VAR, 0.644%, 04/10/17	70,000
750,000	VAR, 0.644%, 05/08/17	750,000
250,000	VAR, 0.650%, 04/10/17	250,000
500,000	VAR, 0.650%, 04/11/17	500,000
500,000	VAR, 0.650%, 04/12/17	500,000
500,000	VAR, 0.653%, 04/12/17	500,000
195,000	VAR, 0.653%, 04/25/17	195,003
965,000	VAR, 0.653%, 04/25/17	965,000
350,000	VAR, 0.653%, 04/25/17	350,006
550,000	VAR, 0.654%, 04/30/17	550,000
250,000	VAR, 0.654%, 05/09/17	250,000
500,000	VAR, 0.655%, 05/02/17	500,000
500,000	VAR, 0.658%, 04/24/17	500,000
400,000	VAR, 0.658%, 05/07/17	400,000
225,000	VAR, 0.658%, 05/08/17	225,000
250,000	VAR, 0.661%, 03/13/17	249,995
500,000	VAR, 0.663%, 04/24/17	500,000
475,000	VAR, 0.666%, 03/22/17	475,000
500,000	VAR, 0.667%, 03/27/17	500,000
215,000	VAR, 0.667%, 03/27/17	215,000
250,000	VAR, 0.674%, 03/21/17	250,000
250,000	VAR, 0.681%, 03/14/17	250,000
500,000	VAR, 0.693%, 04/16/17	500,000
500,000	VAR, 0.695%, 04/11/17	500,000
200,000	VAR, 0.709%, 03/23/17	200,000
500,000	VAR, 0.722%, 03/17/17	500,000
475,000	VAR, 0.722%, 03/17/17	475,000
500,000	VAR, 0.726%, 03/21/17	500,000
1,700,000	VAR, 0.743%, 05/23/17	1,700,000
500,000	VAR, 0.751%, 03/20/17	500,000
528,000	VAR, 0.752%, 05/25/17	528,000
500,000	VAR, 0.752%, 05/26/17	500,000
250,000	VAR, 0.761%, 03/01/17	249,990
500,000	VAR, 0.768%, 03/01/17	499,988
625,000	VAR, 0.776%, 03/06/17	624,963
175,000	VAR, 0.776%, 03/21/17	174,996
500,000	VAR, 0.777%, 03/06/17	500,000
100,000	VAR, 0.778%, 03/27/17	99,990
80,000	VAR, 0.778%, 05/09/17	80,028

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	19

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Government Agency Securities — continued
	FHLB — continued
500,000	VAR, 0.791%, 03/14/17	500,000
250,000	VAR, 0.797%, 03/06/17	250,000
75,000	VAR, 0.797%, 03/06/17	75,000
500,000	VAR, 0.798%, 03/27/17	500,000
500,000	VAR, 0.800%, 03/03/17	500,000
525,000	VAR, 0.801%, 03/28/17	525,000
609,000	VAR, 0.810%, 03/03/17	608,986
425,000	VAR, 0.815%, 03/03/17	425,000
20,175	VAR, 0.816%, 03/28/17	20,195
400,000	VAR, 0.832%, 04/17/17	400,000
200,000	VAR, 0.833%, 04/18/17	200,000
250,000	VAR, 0.840%, 03/15/17	250,001
325,000	VAR, 0.841%, 03/09/17	325,000
60,580	VAR, 0.847%, 03/06/17	60,580
150,000	VAR, 0.849%, 03/14/17	150,000
250,000	VAR, 0.852%, 05/26/17	250,000
1,000,000	VAR, 0.883%, 03/20/17	1,000,000
450,000	VAR, 0.884%, 05/12/17	450,000
225,000	VAR, 0.887%, 05/16/17	224,999
975,000	VAR, 0.887%, 05/16/17	975,000
750,000	VAR, 0.888%, 03/20/17	750,000
525,000	VAR, 0.889%, 05/15/17	525,000
227,900	VAR, 0.892%, 05/26/17	227,900
950,000	VAR, 0.892%, 05/26/17	950,000
250,000	VAR, 0.898%, 03/07/17	250,000
385,700	VAR, 0.903%, 05/23/17	385,724
150,000	VAR, 0.908%, 03/07/17	150,000
250,000	VAR, 0.908%, 03/07/17	250,000
500,000	VAR, 0.908%, 03/17/17	500,000
250,000	VAR, 0.922%, 03/06/17	250,112
700,000	VAR, 0.928%, 03/13/17	699,981
300,000	VAR, 0.932%, 04/26/17	300,004
210,000	VAR, 0.933%, 03/13/17	210,008
500,000	VAR, 0.933%, 04/04/17	499,964
175,000	VAR, 0.935%, 05/02/17	175,000
100,000	VAR, 0.936%, 03/18/17	100,230
100,000	VAR, 0.944%, 05/10/17	100,000
150,000	VAR, 0.944%, 05/12/17	150,000
250,000	VAR, 0.945%, 05/02/17	249,983
177,000	VAR, 0.946%, 05/08/17	177,017
235,000	VAR, 0.947%, 04/26/17	235,018
250,000	VAR, 0.948%, 05/09/17	250,000
140,000	VAR, 0.949%, 03/21/17	140,000
300,000	VAR, 0.968%, 04/25/17	300,000
400,000	VAR, 0.972%, 05/22/17	400,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	FHLB — continued
500,000	VAR, 0.972%, 05/22/17	500,000
448,000	VAR, 0.977%, 03/29/17	448,151
500,000	VAR, 1.028%, 05/23/17	499,985
76,220	VAR, 1.032%, 05/25/17	76,234

		45,447,139

	FHLMC — 3.2%
375,000	DN, 0.501%, 03/20/17 (n)	374,901
238,696	DN, 0.501%, 03/21/17 (n)	238,630
261,905	DN, 0.521%, 05/05/17 (n)	261,659
950,000	VAR, 0.579%, 04/28/17	950,000
250,000	VAR, 0.663%, 04/24/17	250,000
358,000	VAR, 0.786%, 03/20/17	358,079
465,000	VAR, 0.793%, 04/24/17	465,000
675,000	VAR, 0.971%, 03/08/17	675,000
1,175,000	VAR, 0.979%, 04/10/17	1,175,000
83,500	VAR, 0.988%, 04/12/17	83,500

		4,831,769

	FNMA — 1.1%
300,000	0.875%, 02/08/18	299,842
280,000	VAR, 0.780%, 03/16/17	279,987
400,000	VAR, 0.785%, 03/08/17	399,979
250,000	VAR, 0.787%, 03/06/17	249,977
500,000	VAR, 0.944%, 03/21/17	500,163

		1,729,948

	Total U.S. Government Agency Securities (Cost $55,564,573)	55,564,573

U.S. Treasury Obligations — 10.3%
	U.S. Treasury Notes — 10.3%
1,303,000	0.500%, 07/31/17	1,301,982
665,000	0.625%, 05/31/17	665,029
1,225,000	0.625%, 07/31/17	1,225,095
1,785,000	0.625%, 08/31/17	1,783,954
1,500,000	0.625%, 09/30/17	1,498,218
500,000	0.625%, 11/30/17	499,044
695,000	0.750%, 03/15/17	695,054
90,000	0.750%, 10/31/17	89,952
400,000	0.875%, 06/15/17	400,252
541,000	0.875%, 07/15/17	541,529
400,000	0.875%, 08/15/17	400,334
600,000	0.875%, 10/15/17	600,056
500,000	0.875%, 11/15/17	499,925
190,000	1.000%, 03/31/17	190,077
210,000	1.000%, 09/15/17	210,212

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Treasury Obligations — continued
	U.S. Treasury Notes — continued
2,500,000	1.875%, 08/31/17	2,514,255
700,000	1.875%, 09/30/17	704,233
100,000	1.875%, 10/31/17	100,693
150,000	2.250%, 11/30/17	151,519
660,000	2.375%, 07/31/17	664,838
150,000	3.125%, 04/30/17	150,649
200,000	3.250%, 03/31/17	200,439
170,000	4.250%, 11/15/17	174,054
316,000	4.500%, 05/15/17	318,553

	Total U.S. Treasury Obligations (Cost $15,579,946)	15,579,946

Repurchase Agreements — 49.2%
5,100,000	Agency Joint Trading Account I, J.P. Morgan Investment Management Inc., as agent, 0.530%, dated 02/28/17, due 03/01/17, repurchase price $5,100,076. [1]	5,100,000
596,573	Agency Joint Trading Account II, J.P. Morgan Investment Management Inc., as agent, 0.540%, dated 02/28/17, due 03/01/17, repurchase price $596,582. [2]	596,573
250,000	Bank of America Corp., 0.530%, dated 02/28/17, due 03/01/17, repurchase price $250,004, collateralized by FHLMC, 3.500%, due 07/01/45, with a value of $255,000.	250,000
250,000	Bank of Montreal, 0.510%, dated 02/28/17, due 03/01/17, repurchase price $250,004, collateralized by U.S. Treasury Securities, 0.750% - 4.750%, due 08/15/18 - 02/15/41, with a value of $255,004.	250,000
500,000	Bank of Montreal, 0.530%, dated 02/28/17, due 03/07/17, repurchase price $500,052, collateralized by U.S. Treasury Securities, 0.750% - 4.750%, due 11/15/17 - 02/15/41, with a value of $510,248.	500,000
500,000	Bank of Montreal, 0.540%, dated 02/28/17, due 03/07/17, repurchase price $500,053, collateralized by U.S. Treasury Securities, 0.125% - 3.625%, due 06/30/17 - 11/15/46, with a value of $510,474.	500,000
500,000	Bank of Montreal, 0.550%, dated 02/28/17, due 03/07/17, repurchase price $500,053, collateralized by U.S. Treasury Securities, 0.125% - 2.875%, due 06/30/17 - 02/15/47, with a value of $510,600.	500,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

1,000,000	Bank of Montreal, 0.550%, dated 02/28/17, due 03/07/17, repurchase price $1,000,107, collateralized by U.S. Treasury Securities, 0.000% - 4.250%, due 03/31/17 - 02/15/47, with a value of $1,021,356.	1,000,000
500,000	Bank of Montreal, 0.560%, dated 02/28/17, due 03/07/17, repurchase price $500,054, collateralized by U.S. Treasury Securities, 0.000% - 3.125%, due 01/31/18 - 05/15/45, with a value of $510,801.	500,000
500,000	Bank of Nova Scotia, 0.510%, dated 02/28/17, due 03/01/17, repurchase price $500,007, collateralized by FHLMC, 2.500% - 6.500%, due 11/01/20 - 10/01/46, FNMA, 0.875% - 7.000%, due 10/26/17 - 02/01/47, GNMA, 2.000% - 4.500%, due 11/20/39 - 07/20/46 and U.S. Treasury Securities, 2.750%, due 11/15/23, with a value of $510,001.	500,000
200,000	Barclays Capital, Inc., 0.510%, dated 02/28/17, due 03/01/17, repurchase price $200,003, collateralized by FHLB, 0.686% - 2.350%, due 05/14/18 - 07/28/23, with a value of $204,002.	200,000
750,000	Barclays Capital, Inc., 0.510%, dated 02/28/17, due 03/01/17, repurchase price $750,011, collateralized by U.S. Treasury Securities, 0.000% - 6.000%, due 03/31/17 - 05/15/45, with a value of $765,000.	750,000
1,000,000	Barclays Capital, Inc., 0.510%, dated 02/28/17, due 03/02/17, repurchase price $1,000,028, collateralized by U.S. Treasury Securities, 0.000% - 6.250%, due 04/15/17 - 05/15/46, with a value of $1,020,000.	1,000,000
250,000	Barclays Capital, Inc., 0.520%, dated 02/28/17, due 03/01/17, repurchase price $250,004, collateralized by FHLMC, 3.500% - 6.000%, due 04/15/36 - 02/01/47 and FNMA, 6.000% - 6.600%, due 03/18/27 - 10/25/31, with a value of $255,000.	250,000
1,500,000	Barclays Capital, Inc., 0.520%, dated 02/28/17, due 03/03/17, repurchase price $1,500,065, collateralized by U.S. Treasury Securities, 0.000% - 9.125%, due 04/15/17 - 02/15/47, with a value of $1,530,000.	1,500,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	21

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Repurchase Agreements — continued
661,343	Barclays Capital, Inc., 0.520%, dated 02/28/17, due 03/01/17, repurchase price $661,353, collateralized by U.S. Treasury Securities, 0.000% - 3.000%, due 02/28/18 - 11/15/44, with a value of $674,570.	661,343
500,000	Barclays Capital, Inc., 0.530%, dated 02/28/17, due 03/07/17, repurchase price $500,052, collateralized by FHLMC, 4.000% - 6.000%, due 04/15/36 - 02/01/47 and FNMA, 3.000% - 6.600%, due 03/18/27 - 03/01/47, with a value of $510,000.	500,000
200,000	Barclays Capital, Inc., 0.550%, dated 02/28/17, due 03/01/17, repurchase price $200,003, collateralized by U.S. Treasury Securities, 1.750% - 3.000%, due 02/28/22 - 11/15/45, with a value of $204,000.	200,000
500,000	BNP Paribas, 0.520%, dated 02/28/17, due 03/01/17, repurchase price $500,007, collateralized by U.S. Treasury Securities, 0.000% - 2.625%, due 07/15/17 - 02/15/42, with a value of $510,007.	500,000
250,000	BNP Paribas, 0.520%, dated 02/28/17, due 03/07/17, repurchase price $250,025, collateralized by FHLMC, 2.500% - 7.000%, due 08/15/29 - 02/01/47, FNMA, 2.000% - 7.000%, due 07/01/25 - 01/01/47, GNMA, 1.287% - 7.000%, due 11/20/27 - 07/20/46 and U.S. Treasury Securities, 0.000% - 8.750%, due 02/15/20 - 11/15/45, with a value of $255,033.	250,000
1,000,000	BNP Paribas, 0.550%, dated 02/28/17, due 03/07/17, repurchase price $1,000,107, collateralized by FHLMC, 0.967% - 7.500%, due 08/01/22 - 02/01/47, FNMA, 1.260% - 7.500%, due 08/01/17 - 07/25/54, GNMA, 1.287% - 10.000%, due 02/15/18 - 01/20/67 and U.S. Treasury Securities, 0.000% - 7.625%, due 03/16/17 - 11/15/46, with a value of $1,021,245.	1,000,000
1,500,000	BNP Paribas, 0.570%, dated 02/28/17, due 03/07/17, repurchase price $1,500,166, collateralized by U.S. Treasury Securities, 0.000% - 9.125%, due 03/30/17 - 05/15/45, with a value of $1,530,678.	1,500,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

1,000,000	BNP Paribas, 0.570%, dated 02/28/17, due 03/07/17, repurchase price $1,000,111, collateralized by U.S. Treasury Securities, 0.000% - 7.625%, due 03/09/17 - 11/15/43, with a value of $1,021,470.	1,000,000
1,000,000	BNP Paribas, 0.580%, dated 02/28/17, due 03/07/17, repurchase price $1,000,113, collateralized by U.S. Treasury Securities, 0.000% - 3.875%, due 03/31/17 - 02/15/46, with a value of $1,021,150.	1,000,000
500,000	BNP Paribas, 0.590%, dated 02/28/17, due 03/07/17, repurchase price $500,057, collateralized by U.S. Treasury Securities, 0.000% - 3.000%, due 04/15/17 - 11/15/45, with a value of $510,769.	500,000
750,000	BNP Paribas, 0.600%, dated 02/28/17, due 05/15/17, repurchase price $750,950, collateralized by FHLMC, 2.178% - 9.500%, due 06/01/23 - 02/01/47, FNMA, 1.125% - 8.000%, due 10/19/18 - 02/01/47, GNMA, 2.125% - 8.000%, due 07/15/24 - 01/20/67 and U.S. Treasury Securities, 0.000% - 8.750%, due 04/13/17 - 11/15/28, with a value of $766,148.	750,000
1,000,000	BNP Paribas, 0.600%, dated 02/28/17, due 05/05/17, repurchase price $1,001,100, collateralized by FHLMC, 0.967% - 8.500%, due 06/01/18 - 02/01/47, FNMA, 1.500% - 7.500%, due 09/01/18 - 02/01/47, GNMA, 1.287% - 7.000%, due 09/20/18 - 02/20/47 and U.S. Treasury Securities, 0.000% - 3.625%, due 03/31/18 - 11/15/21, with a value of $1,021,266.	1,000,000
500,000	BNP Paribas, 0.600%, dated 02/28/17, due 04/11/17, repurchase price $500,350, collateralized by U.S. Treasury Securities, 0.000% - 9.125%, due 05/15/17 - 05/15/46, with a value of $510,706.	500,000
1,500,000	BNP Paribas, 0.620%, dated 02/28/17, due 03/07/17, repurchase price $1,500,181, collateralized by FHLMC, 1.500% - 7.000%, due 01/01/23 - 03/01/47, FNMA, 2.315% - 7.000%, due 01/01/18 - 02/01/47, GNMA, 2.000% - 6.500%, due 08/20/24 - 01/20/67 and U.S. Treasury Securities, 0.000% - 2.500%, due 05/15/17 - 02/15/44, with a value of $1,532,504.	1,500,000

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Repurchase Agreements — continued
750,000	Credit Agricole Corporate & Investment Bank SA, 0.520%, dated 02/28/17, due 03/01/17, repurchase price $750,011, collateralized by U.S. Treasury Securities, 1.500% - 2.125%, due 02/29/24 - 08/15/26, with a value of $765,000.	750,000
250,000	Credit Agricole Corporate & Investment Bank SA, 0.530%, dated 02/28/17, due 03/01/17, repurchase price $250,004, collateralized by GNMA, 3.500%, due 04/20/46 and U.S. Treasury Securities, 1.625%, due 02/15/26, with a value of $255,000.	250,000
750,000	Credit Suisse Securities USA LLC, 0.510%, dated 02/28/17, due 03/01/17, repurchase price $750,011, collateralized by U.S. Treasury Securities, 0.077% - 2.625%, due 07/31/17 - 07/31/22, with a value of $765,005.	750,000
1,000,000	Credit Suisse Securities USA LLC, 0.722%, dated 02/28/17, due 04/04/17, repurchase price $1,000,702, collateralized by FHLMC, 0.000% - 12.760%, due 04/15/27 - 12/15/46, FNMA, 0.000% - 7.222%, due 12/25/19 - 03/25/47 and GNMA, 0.000% - 6.500%, due 10/16/28 - 12/16/58, with a value of $1,031,569.	1,000,000
250,000	Credit Suisse Securities USA LLC, 0.729%, dated 02/28/17, due 04/04/17, repurchase price $250,177, collateralized by FHLMC, 3.000% - 8.000%, due 04/15/21 - 02/15/47, FNMA, 3.500% - 8.000%, due 07/25/35 - 09/25/46 and GNMA, 0.050% - 5.880%, due 10/16/34 - 11/20/45, with a value of $257,501.	250,000
600,000	Daiwa Capital Markets America, Inc., 0.550%, dated 02/28/17, due 03/01/17, repurchase price $600,009, collateralized by FFCB, 1.710%, due 02/27/20, FHLMC, 2.070% - 4.000%, due 10/01/31 - 12/01/46, FNMA, 2.358% - 4.500%, due 01/01/24 - 02/01/47 and GNMA, 1.277% - 5.000%, due 11/20/31 - 02/20/47, with a value of $612,599.	600,000
500,000	Deutsche Bank Securities, Inc., 0.530%, dated 02/28/17, due 03/01/17, repurchase price $500,007, collateralized by U.S. Treasury Securities, 0.000% - 5.000%, due 03/31/19 - 02/15/44, with a value of $510,000.	500,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

500,000	Deutsche Bank Securities, Inc., 0.530%, dated 02/28/17, due 03/01/17, repurchase price $500,007, collateralized by U.S. Treasury Securities, 0.000% - 5.000%, due 10/31/17 - 05/15/45, with a value of $510,000.	500,000
750,000	Deutsche Bank Securities, Inc., 0.540%, dated 02/28/17, due 03/01/17, repurchase price $750,011, collateralized by FHLMC, 3.000% - 5.000%, due 04/01/30 - 11/01/46, FNMA, 3.500% - 4.000%, due 10/01/45 - 07/01/46 and GNMA, 4.000%, due 01/20/47, with a value of $765,090.	750,000
500,000	Deutsche Bank Securities, Inc., 0.550%, dated 02/28/17, due 03/07/17, repurchase price $500,053, collateralized by FNMA, 4.000% - 5.385%, due 06/25/19 - 02/01/47, GNMA, 1.405% - 4.024%, due 05/20/45 - 01/16/54 and U.S. Treasury Securities, 2.000% - 2.500%, due 02/15/25 - 02/15/46, with a value of $510,021.	500,000
875,000	Deutsche Bank Securities, Inc., 0.550%, dated 02/28/17, due 03/03/17, repurchase price $875,040, collateralized by U.S. Treasury Securities, 0.000% - 8.875%, due 08/10/17 - 02/15/47, with a value of $892,500.	875,000
750,000	Deutsche Bank Securities, Inc., 0.550%, dated 02/28/17, due 03/01/17, repurchase price $750,011, collateralized by FHLMC, 2.000% - 6.500%, due 04/01/17 - 02/01/47, FNMA, 2.000% - 6.500%, due 03/25/17 - 02/01/47 and GNMA, 3.000% - 3.500%, due 07/20/39, with a value of $765,010.	750,000
3,600,000	Federal Reserve Bank, 0.500%, dated 02/28/17, due 03/01/17, repurchase price $3,600,050, collateralized by U.S. Treasury Securities, 1.125% - 6.125%, due 01/31/20 - 02/15/43, with a value of $3,600,050.	3,600,000
9,000,000	Federal Reserve Bank, 0.500%, dated 02/28/17, due 03/01/17, repurchase price $9,000,125, collateralized by U.S. Treasury Securities, 1.125% - 6.125%, due 01/31/20 - 02/15/43, with a value of $9,000,125.	9,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	23

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Repurchase Agreements — continued
600,000	Goldman Sachs & Co., 0.510%, dated 02/28/17, due 03/01/17, repurchase price $600,009, collateralized by GNMA, 1.077% - 7.500%, due 05/20/32 - 05/16/53, with a value of $617,629.	600,000
250,000	Goldman Sachs & Co., 0.530%, dated 02/28/17, due 03/01/17, repurchase price $250,004, collateralized by FHLMC, 3.000% - 4.500%, due 12/01/36 - 02/01/47 and FNMA, 3.000% - 4.000%, due 10/01/28 - 10/01/46, with a value of $255,000.	250,000
250,000	Goldman Sachs & Co., 0.530%, dated 02/28/17, due 03/01/17, repurchase price $250,004, collateralized by FNMA, 2.955% - 5.000%, due 11/01/20 - 04/01/46, with a value of $255,000.	250,000
3,000,000	Nomura Securities International, Inc., 0.530%, dated 02/28/17, due 03/01/17, repurchase price $3,000,044, collateralized by U.S. Treasury Securities, 0.000% - 8.500%, due 03/15/17 - 11/15/46, with a value of $3,060,045.	3,000,000
9,000,000	Nomura Securities International, Inc., 0.540%, dated 02/28/17, due 03/01/17, repurchase price $9,000,135, collateralized by FHLMC, 2.000% - 9.500%, due 04/01/17 - 02/01/47, FNMA, 0.787% - 8.500%, due 06/01/17 - 03/01/47, GNMA, 1.930% - 9.000%, due 04/15/18 - 11/20/66 and U.S. Treasury Securities, 0.000% - 8.750%, due 05/15/17 - 08/15/46, with a value of $9,180,138.	9,000,000
1,000,000	Nomura Securities International, Inc., 0.540%, dated 02/28/17, due 03/01/17, repurchase price $1,000,015, collateralized by FHLMC, 2.000% - 7.800%, due 10/01/18 - 03/01/47, FNMA, 2.500% - 7.000%, due 06/01/20 - 03/01/47 and GNMA, 1.729% - 9.000%, due 11/20/19 - 03/20/66, with a value of $1,020,016.	1,000,000
250,000	Norinchukin Bank, 0.650%, dated 02/28/17, due 03/21/17, repurchase price $250,095, collateralized by U.S. Treasury Securities, 3.625%, due 04/15/28, with a value of $255,008.	250,000
200,000	Norinchukin Bank, 0.650%, dated 02/28/17, due 03/15/17, repurchase price $200,054, collateralized by U.S. Treasury Securities, 1.125%, due 01/15/21, with a value of $204,004.	200,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

250,000	Norinchukin Bank, 0.700%, dated 02/28/17, due 04/19/17, repurchase price $250,243, collateralized by U.S. Treasury Securities, 3.625%, due 04/15/28, with a value of $255,008.	250,000
250,000	Norinchukin Bank, 0.700%, dated 02/28/17, due 04/24/17, repurchase price $250,267, collateralized by U.S. Treasury Securities, 0.125%, due 04/15/18 - 04/15/20, with a value of $255,002.	250,000
250,000	Norinchukin Bank, 0.700%, dated 02/28/17, due 04/24/17, repurchase price $250,267, collateralized by U.S. Treasury Securities, 3.375%, due 04/15/32, with a value of $255,009.	250,000
200,000	Norinchukin Bank, 0.700%, dated 02/28/17, due 05/15/17, repurchase price $200,296, collateralized by U.S. Treasury Securities, 1.125%, due 01/15/21, with a value of $204,004.	200,000
300,000	Norinchukin Bank, 0.750%, dated 02/28/17, due 03/06/17, repurchase price $300,038, collateralized by U.S. Treasury Securities, 3.375%, due 04/15/32, with a value of $306,007.	300,000
250,000	Norinchukin Bank, 0.750%, dated 02/28/17, due 05/22/17, repurchase price $250,432, collateralized by U.S. Treasury Securities, 3.375% - 3.625%, due 04/15/28 - 04/15/32, with a value of $255,005.	250,000
250,000	Norinchukin Bank, 0.770%, dated 02/28/17, due 03/09/17, repurchase price $250,048, collateralized by U.S. Treasury Securities, 3.625%, due 04/15/28, with a value of $255,008.	250,000
200,000	Norinchukin Bank, 0.780%, dated 02/28/17, due 03/13/17, repurchase price $200,056, collateralized by U.S. Treasury Securities, 0.125%, due 04/15/20, with a value of $204,005.	200,000
200,000	Norinchukin Bank, 0.800%, dated 02/28/17, due 03/14/17, repurchase price $200,062, collateralized by U.S. Treasury Securities, 0.125% - 1.125%, due 04/15/20 - 01/15/21, with a value of $204,001.	200,000
200,000	Norinchukin Bank, 0.800%, dated 02/28/17, due 03/15/17, repurchase price $200,067, collateralized by U.S. Treasury Securities, 1.125% - 8.875%, due 02/15/19 - 01/15/21, with a value of $204,000.	200,000

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Repurchase Agreements — continued
200,000	Norinchukin Bank, 0.800%, dated 02/28/17, due 03/16/17, repurchase price $200,071, collateralized by U.S. Treasury Securities, 1.250% - 1.875%, due 10/31/19 - 06/30/20, with a value of $204,002.	200,000
500,000	RBC Capital Markets LLC, 0.550%, dated 02/28/17, due 03/07/17, repurchase price $500,053, collateralized by FHLMC, 2.246% - 4.500%, due 01/01/26 - 02/01/47, FNMA, 2.500% - 4.500%, due 12/01/26 - 03/01/47 and GNMA, 2.125% - 9.000%, due 08/20/24 - 01/20/47, with a value of $510,162.	500,000
500,000	RBC Capital Markets LLC, 0.550%, dated 02/28/17, due 03/07/17, repurchase price $500,053, collateralized by FHLMC, 2.515% - 3.500%, due 04/01/43 - 02/01/47, FNMA, 2.356% - 4.000%, due 01/01/27 - 02/01/47 and GNMA, 3.000% - 8.000%, due 09/20/30 - 01/20/47, with a value of $510,002.	500,000
500,000	RBC Capital Markets LLC, 0.550%, dated 02/28/17, due 03/07/17, repurchase price $500,053, collateralized by FHLMC, 2.515% - 3.500%, due 04/01/43 - 02/01/47, FNMA, 2.947% - 4.000%, due 01/01/27 - 03/01/47 and GNMA, 3.000% - 9.500%, due 12/15/21 - 02/20/47, with a value of $510,000.	500,000
1,000,000	RBC Capital Markets LLC, 0.570%, dated 02/28/17, due 03/07/17, repurchase price $1,000,111, collateralized by FHLMC, 2.500% - 4.000%, due 02/01/32 - 03/01/47, FNMA, 2.718% - 5.000%, due 01/01/27 - 03/01/47, GNMA, 2.125% - 7.000%, due 05/15/27 - 10/20/64 and U.S. Treasury Securities, 0.000% - 6.500%, due 10/31/17 - 11/15/45, with a value of $1,020,413.	1,000,000
500,000	RBC Capital Markets LLC, 0.580%, dated 02/28/17, due 03/07/17, repurchase price $500,056, collateralized by FHLMC, 0.967% - 6.500%, due 02/01/23 - 02/01/47, FNMA, 1.500% - 6.000%, due 03/01/26 - 02/01/47, GNMA, 2.125% - 6.000%, due 12/16/31 - 02/20/47 and U.S. Treasury Securities, 1.000% - 3.125%, due 05/31/18 - 05/15/21, with a value of $510,321.	500,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

500,000	RBC Capital Markets LLC, 0.600%, dated 02/28/17, due 03/07/17, repurchase price $500,058, collateralized by FHLMC, 2.515% - 3.500%, due 04/01/43 - 02/01/47, FNMA, 2.500% - 3.500%, due 01/01/27 - 02/01/47 and GNMA, 3.000% - 6.000%, due 09/20/30 - 02/20/47, with a value of $510,002.	500,000
500,000	RBC Capital Markets LLC, 0.600%, dated 02/28/17, due 03/07/17, repurchase price $500,058, collateralized by FNMA, 3.500%, due 11/01/34, GNMA, 3.500%, due 12/20/46 and U.S. Treasury Securities, 2.000% - 3.625%, due 09/30/20 - 05/15/43, with a value of $510,000.	500,000
500,000	Societe Generale SA, 0.510%, dated 02/28/17, due 03/02/17, repurchase price $500,014, collateralized by U.S. Treasury Securities, 0.125% - 2.250%, due 04/15/19 - 11/15/22, with a value of $510,000.	500,000
500,000	Societe Generale SA, 0.520%, dated 02/28/17, due 03/02/17, repurchase price $500,014, collateralized by FHLMC, 1.417% - 1.767%, due 09/15/22 - 08/15/38, FNMA, 1.471% - 4.629%, due 01/01/18 - 11/25/39 and U.S. Treasury Securities, 0.000% - 9.000%, due 08/31/17 - 11/15/46, with a value of $510,000.	500,000
2,600,000	Societe Generale SA, 0.530%, dated 02/28/17, due 03/07/17, repurchase price $2,600,268, collateralized by FHLB, 0.875% - 1.000%, due 10/01/18 - 09/26/19, FHLMC, 1.220% - 6.750%, due 07/26/19 - 03/15/45, FNMA, 0.875% - 6.000%, due 11/01/17 - 12/01/46, GNMA, 1.077% - 4.500%, due 12/16/25 - 07/20/46 and U.S. Treasury Securities, 0.000% - 8.875%, due 04/15/17 - 02/15/46, with a value of $2,652,265.	2,600,000
500,000	Societe Generale SA, 0.530%, dated 02/28/17, due 03/03/17, repurchase price $500,022, collateralized by FNMA, 3.492%, due 01/01/27 and U.S. Treasury Securities, 0.000% - 6.875%, due 11/30/17 - 08/15/25, with a value of $510,000.	500,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	25

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Repurchase Agreements — continued
1,000,000	Sumitomo Mitsui Banking Corp., 0.530%, dated 02/28/17, due 03/01/17, repurchase price $1,000,015, collateralized by U.S. Treasury Securities, 1.125% - 1.375%, due 01/31/21 - 03/31/21, with a value of $1,020,000.	1,000,000
3,000,000	Sumitomo Mitsui Banking Corp., 0.540%, dated 02/28/17, due 03/01/17, repurchase price $3,000,045, collateralized by GNMA, 3.000% - 3.500%, due 10/20/42 - 03/20/46, with a value of $3,060,002.	3,000,000
409,629	Treasury Joint Trading Account I, J.P. Morgan Investment Management Inc., as agent, 0.520%, dated 02/28/17, due 03/01/17, repurchase price $409,635. [3]	409,629
250,000	Wells Fargo Securities LLC, 0.570%, dated 02/28/17, due 03/01/17, repurchase price $250,004, collateralized by U.S. Treasury Securities, 1.500% - 3.625%, due 10/31/19 - 02/15/44, with a value of $255,363.	250,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

400,000	Wells Fargo Securities LLC, 0.590%, dated 02/28/17, due 03/01/17, repurchase price $400,007, collateralized by FHLMC, 2.500% - 6.000%, due 06/01/17 - 02/01/47 and FNMA, 2.000% - 6.744%, due 12/01/17 - 02/01/47, with a value of $408,601.	400,000

	Total Repurchase Agreements (Cost $74,592,545)	74,592,545

Short-Term Investment — 0.1%
	U.S. Treasury Obligation — 0.1%
	U.S. Treasury Bill — 0.1% (n)
150,000	0.527%, 03/09/17 (Cost $149,982)	149,982

	Total Investments — 96.2% (Cost $145,887,046)*	145,887,046
	Other Assets in Excess of Liabilities — 3.8%	5,838,651

	NET ASSETS — 100.0%	$151,725,697

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

JPMorgan U.S. Treasury Plus Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

U.S. Treasury Obligations — 33.5%
	U.S. Treasury Floating Rate Notes — 16.5%
650,000	VAR, 0.615%, 03/01/17	649,942
563,000	VAR, 0.618%, 03/01/17	562,936
100,000	VAR, 0.656%, 03/01/17	100,000
550,000	VAR, 0.709%, 03/01/17	550,024
550,000	VAR, 0.711%, 03/01/17	550,234
550,000	VAR, 0.715%, 03/01/17	550,360
750,000	VAR, 0.731%, 03/01/17	750,079
387,000	VAR, 0.813%, 03/01/17	387,156

		4,100,731

	U.S. Treasury Notes — 17.0%
60,000	0.500%, 07/31/17	59,947
597,000	0.625%, 05/31/17	597,042
63,000	0.625%, 06/30/17	62,990
150,000	0.625%, 07/31/17	150,012
140,000	0.625%, 08/31/17	139,983
150,000	0.750%, 03/15/17	150,014
60,000	0.750%, 06/30/17	60,016
110,000	0.750%, 10/31/17	109,941
450,000	0.875%, 04/30/17	450,252
200,000	0.875%, 07/15/17	200,195
195,000	0.875%, 08/15/17	195,198
100,000	1.000%, 09/15/17	100,101
525,000	1.875%, 08/31/17	528,038
70,000	1.875%, 10/31/17	70,452
245,000	2.250%, 11/30/17	247,472
100,000	2.375%, 07/31/17	100,704
325,000	2.500%, 06/30/17	326,991
250,000	3.125%, 04/30/17	251,071
50,000	3.250%, 03/31/17	50,110
100,000	4.250%, 11/15/17	102,374
50,000	4.500%, 05/15/17	50,400
200,000	4.750%, 08/15/17	203,657

		4,206,960

	Total U.S. Treasury Obligations (Cost $8,307,691)	8,307,691

Repurchase Agreements — 50.2%
150,000	Barclays Capital, Inc., 0.520%, dated 02/28/17, due 03/01/17, repurchase price $150,002, collateralized by U.S. Treasury Securities, 2.000% - 2.125%, due 08/15/21 - 02/15/25, with a value of $153,000.	150,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

700,000	BNP Paribas, 0.520%, dated 02/28/17, due 03/01/17, repurchase price $700,010, collateralized by U.S. Treasury Securities, 0.000% - 3.125%, due 08/15/17 - 02/15/45, with a value of $714,010.	700,000
500,000	BNP Paribas, 0.540%, dated 02/28/17, due 03/07/17, repurchase price $500,053, collateralized by U.S. Treasury Securities, 0.000% - 8.875%, due 03/31/17 - 05/15/44, with a value of $510,451.	500,000
500,000	BNP Paribas, 0.590%, dated 02/28/17, due 03/07/17, repurchase price $500,557, collateralized by U.S. Treasury Securities, 0.000% - 3.750%, due 03/31/17 - 11/15/43, with a value of $510,769.	500,000
150,000	Citigroup Global Markets, Inc., 0.510%, dated 02/28/17, due 03/01/17, repurchase price $150,002, collateralized by U.S. Treasury Securities, 1.375%, due 12/15/19 - 02/29/20, with a value of $153,000.	150,000
200,000	Citigroup Global Markets, Inc., 0.520%, dated 02/28/17, due 03/01/17, repurchase price $200,003, collateralized by U.S. Treasury Securities, 0.000% - 2.250%, due 04/15/17 - 02/15/47, with a value of $204,000.	200,000
250,000	Credit Agricole Corporate & Investment Bank SA, 0.540%, dated 02/28/17, due 03/07/17, repurchase price $250,026, collateralized by U.S. Treasury Securities, 1.375% - 2.375%, due 01/15/18 - 02/15/27, with a value of $255,000.	250,000
999,200	Deutsche Bank Securities, Inc., 0.530%, dated 02/28/17, due 03/01/17, repurchase price $999,215, collateralized by U.S. Treasury Securities, 0.000% - 6.500%, due 04/13/17 - 08/15/43, with a value of $1,019,184.	999,200
250,000	Deutsche Bank Securities, Inc., 0.530%, dated 02/28/17, due 03/02/17, repurchase price $250,007, collateralized by U.S. Treasury Securities, 1.125% - 2.750%, due 08/31/18 - 11/15/42, with a value of $255,000.	250,000
250,000	Deutsche Bank Securities, Inc., 0.540%, dated 02/28/17, due 03/03/17, repurchase price $250,011, collateralized by U.S. Treasury Securities, 0.000% - 9.125%, due 03/30/17 - 02/15/47, with a value of $255,000.	250,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	27

JPMorgan U.S. Treasury Plus Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Repurchase Agreements — continued
1,000,000	Deutsche Bank Securities, Inc., 0.540%, dated 02/28/17, due 03/07/17, repurchase price $1,000,105, collateralized by U.S. Treasury Securities, 0.000% - 3.125%, due 04/15/18 - 05/15/42, with a value of $1,020,000.	1,000,000
300,000	Deutsche Bank Securities, Inc., 0.550%, dated 02/28/17, due 03/01/17, repurchase price $300,005, collateralized by U.S. Treasury Securities, 0.000% - 3.125%, due 05/25/17 - 02/15/43, with a value of $306,000.	300,000
100,000	HSBC Securities USA, Inc., 0.500%, dated 02/28/17, due 03/01/17, repurchase price $100,001, collateralized by U.S. Treasury Securities, 1.125% - 1.375%, due 08/31/20 - 09/30/21, with a value of $102,002.	100,000
250,000	JPMorgan Securities LLC, 0.520%, dated 02/28/17, due 03/01/17, repurchase price $250,004, collateralized by U.S. Treasury Securities, 1.250% - 2.500%, due 03/31/21 - 11/15/25, with a value of $255,001.	250,000
215,113	Merrill Lynch PFS, Inc., 0.520%, dated 02/28/17, due 03/01/17, repurchase price $215,116, collateralized by U.S. Treasury Securities, 0.125% - 1.750%, due 04/15/18 - 05/15/23, with a value of $219,415.	215,113
300,000	Mizuho Securities USA, Inc., 0.530%, dated 02/28/17, due 03/01/17, repurchase price $300,004, collateralized by U.S. Treasury Securities, 0.000% - 1.125%, due 04/06/17 - 08/15/25, with a value of $306,000.	300,000
2,200,000	Nomura Securities International, Inc., 0.530%, dated 02/28/17, due 03/01/17, repurchase price $2,200,032, collateralized by U.S. Treasury Securities, 0.000% - 8.875%, due 03/09/17 - 11/15/46, with a value of $2,244,033.	2,200,000
100,000	Norinchukin Bank, 0.650%, dated 02/28/17, due 03/15/17, repurchase price $100,027, collateralized by U.S. Treasury Securities, 1.875%, due 06/30/20, with a value of $102,000.	100,000
250,000	Norinchukin Bank, 0.700%, dated 02/28/17, due 04/24/17, repurchase price $250,267, collateralized by U.S. Treasury Securities, 0.125% - 3.625%, due 04/15/18 - 04/15/28, with a value of $255,001.	250,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

150,000	Norinchukin Bank, 0.770%, dated 02/28/17, due 03/09/17, repurchase price $150,029, collateralized by U.S. Treasury Securities, 1.875%, due 06/30/20, with a value of $153,001.	150,000
150,000	RBC Capital Markets LLC, 0.500%, dated 02/28/17, due 03/01/17, repurchase price $150,002, collateralized by U.S. Treasury Securities, 0.000% - 6.125%, due 03/31/17 - 05/15/38, with a value of $153,000.	150,000
500,000	RBC Capital Markets LLC, 0.550%, dated 02/28/17, due 03/07/17, repurchase price $500,053, collateralized by U.S. Treasury Securities, 0.000% - 5.250%, due 03/31/17 - 05/15/46, with a value of $510,000.	500,000
200,000	RBS Securities, Inc., 0.520%, dated 02/28/17, due 03/01/17, repurchase price $200,003, collateralized by U.S. Treasury Securities, 0.750% - 2.750%, due 07/31/18 - 11/15/26, with a value of $204,004.	200,000
750,000	Royal Bank of Scotland plc, 0.520%, dated 02/28/17, due 03/01/17, repurchase price $750,011, collateralized by U.S. Treasury Securities, 0.625% - 1.625%, due 04/30/18 - 07/31/19, with a value of $765,002.	750,000
600,000	TD Securities USA LLC, 0.520%, dated 02/28/17, due 03/01/17, repurchase price $600,009, collateralized by U.S. Treasury Securities, 0.125% - 3.625%, due 04/15/18 - 04/15/32, with a value of $612,009.	600,000
1,402,218	Treasury Joint Trading Account I, J.P. Morgan Investment Management Inc., as agent, 0.520%, dated 02/28/17, due 03/01/17, repurchase price $1,402,238. [3]	1,402,218

	Total Repurchase Agreements (Cost $12,416,531)	12,416,531

Short-Term Investments — 14.2%
	U.S. Treasury Obligations — 14.2%
	U.S. Treasury Bills — 14.2% (n)
600,000	0.538%, 03/16/17	599,866
250,000	0.605%, 05/18/17	249,673
225,000	0.607%, 07/27/17	224,440
250,000	0.617%, 05/25/17	249,637
500,000	0.617%, 08/10/17	498,616
500,000	0.622%, 08/03/17	498,665

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Short-Term Investments — continued
	U.S. Treasury Bills — continued
200,000	0.623%, 06/01/17	199,683
250,000	0.627%, 06/08/17	249,570
250,000	0.647%, 08/17/17	249,243
500,000	0.655%, 06/29/17	498,913

	Total Short-Term Investments (Cost $3,518,306)	3,518,306

	Total Investments — 97.9% (Cost $24,242,528)*	24,242,528
	Other Assets in Excess of Liabilities — 2.1%	508,504

	NET ASSETS — 100.0%	$24,751,032

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	29

JPMorgan Federal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

U.S. Government Agency Securities — 85.1%
	FFCB — 10.6%
23,000	VAR, 0.706%, 06/03/17	22,996
12,500	VAR, 0.760%, 03/01/17	12,490
50,000	VAR, 0.785%, 03/01/17	49,952
25,000	VAR, 0.795%, 03/01/17	24,998
79,500	VAR, 0.817%, 03/06/17	79,648
20,000	VAR, 0.860%, 03/01/17	20,018
25,000	VAR, 0.878%, 03/27/17	25,000
25,000	VAR, 0.887%, 03/06/17	25,000
40,000	VAR, 0.921%, 03/13/17	39,996
25,000	VAR, 0.945%, 03/08/17	25,003

		325,101

	FHLB — 74.5%
101,817	DN, 0.510%, 03/10/17 (n)	101,804
17,423	DN, 0.512%, 03/17/17 (n)	17,419
36,000	DN, 0.520%, 03/21/17 (n)	35,990
100,000	DN, 0.520%, 03/22/17 (n)	99,970
68,477	DN, 0.520%, 03/29/17 (n)	68,449
100,000	DN, 0.525%, 03/31/17 (n)	99,956
125,000	DN, 0.528%, 03/24/17 (n)	124,958
100,000	DN, 0.530%, 04/11/17 (n)	99,940
187,150	DN, 0.530%, 04/21/17 (n)	187,010
50,200	DN, 0.530%, 04/28/17 (n)	50,157
100,000	DN, 0.530%, 05/01/17 (n)	99,910
68,350	DN, 0.533%, 04/19/17 (n)	68,300
136,900	DN, 0.537%, 04/26/17 (n)	136,786
100,000	DN, 0.538%, 04/05/17 (n)	99,948
106,000	DN, 0.540%, 05/05/17 (n)	105,897
7,138	DN, 0.541%, 05/10/17 (n)	7,130
100,000	DN, 0.548%, 04/24/17 (n)	99,918
57,200	DN, 0.571%, 04/17/17 (n)	57,157
80,000	DN, 0.635%, 05/17/17 (n)	79,892
30,000	DN, 0.641%, 07/21/17 (n)	29,924
150,000	VAR, 0.561%, 03/28/17	150,000
50,000	VAR, 0.658%, 05/07/17	50,000
25,000	VAR, 0.666%, 03/22/17	25,000
25,000	VAR, 0.667%, 03/27/17	25,000
35,000	VAR, 0.796%, 03/21/17	34,995
50,000	VAR, 0.801%, 03/28/17	50,000
25,000	VAR, 0.849%, 03/14/17	25,000
25,000	VAR, 0.884%, 05/12/17	25,000
25,000	VAR, 0.928%, 03/07/17	25,011
25,000	VAR, 0.928%, 03/13/17	24,999
25,000	VAR, 0.935%, 05/02/17	25,000
50,000	VAR, 0.937%, 03/27/17	50,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	FHLB — continued
15,000	VAR, 0.941%, 04/21/17	15,000
50,000	VAR, 0.951%, 03/08/17	49,996
35,000	VAR, 1.052%, 05/22/17	35,000

		2,280,516

	Total U.S. Government Agency Securities (Cost $2,605,617)	2,605,617

U.S. Treasury Obligations — 4.8%
	U.S. Treasury Notes — 4.8%
40,000	0.750%, 10/31/17	39,970
35,000	1.875%, 10/31/17	35,242
25,500	2.250%, 11/30/17	25,757
45,000	3.125%, 04/30/17	45,190

	Total U.S. Treasury Obligations (Cost $146,159)	146,159

Short-Term Investments — 9.6%
	U.S. Treasury Obligations — 9.6%
	U.S. Cash Management Bill — 3.3% (n)
100,000	0.506%, 03/15/17	99,980

	U.S. Treasury Bills — 6.3% (n)
95,362	0.497%, 03/09/17	95,351
100,000	0.610%, 07/20/17	99,762

		195,113

	Total Short-Term Investments (Cost $295,093)	295,093

	Total Investments — 99.5% (Cost $3,046,869)*	3,046,869
	Other Assets in Excess of Liabilities — 0.5%	16,227

	NET ASSETS — 100.0%	$3,063,096

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

JPMorgan 100% U.S. Treasury Securities Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

U.S. Treasury Obligations — 41.0%
	U.S. Treasury Floating Rate Notes — 26.1%
2,125,000	VAR, 0.590%, 03/01/17	2,125,132
1,111,469	VAR, 0.593%, 03/01/17	1,111,450
875,000	VAR, 0.684%, 03/01/17	875,036
500,000	VAR, 0.686%, 03/01/17	500,292
100,000	VAR, 0.690%, 03/01/17	100,032
1,200,000	VAR, 0.706%, 03/01/17	1,201,305
609,000	VAR, 0.788%, 03/01/17	609,851

		6,523,098

	U.S. Treasury Notes — 14.9%
350,000	0.625%, 05/31/17	350,069
676,000	0.750%, 10/31/17	675,471
275,500	0.875%, 04/15/17	275,613
150,000	0.875%, 04/30/17	150,085
125,000	0.875%, 05/15/17	125,086
650,000	0.875%, 06/15/17	650,542
150,000	0.875%, 07/15/17	150,102
350,000	1.875%, 08/31/17	352,120
246,000	1.875%, 10/31/17	247,702
160,000	2.250%, 11/30/17	161,614
502,500	3.125%, 04/30/17	504,615
70,000	4.250%, 11/15/17	71,662

		3,714,681

	Total U.S. Treasury Obligations (Cost $10,237,779)	10,237,779

Short-Term Investments — 58.6%
	U.S. Treasury Obligations — 58.6%
	U.S. Cash Management Bill — 0.8% (n)
200,000	0.516%, 03/15/17	199,960

	U.S. Treasury Bill — 57.8% (n)
880,000	0.504%, 04/27/17	879,299
1,000,000	0.506%, 04/13/17	999,396
1,142,615	0.507%, 03/02/17	1,142,599
800,000	0.511%, 03/09/17	799,909
1,081,386	0.512%, 03/23/17	1,081,048
1,359,500	0.518%, 05/11/17	1,358,114
1,100,000	0.519%, 05/04/17	1,098,987
500,000	0.521%, 06/01/17	499,343
1,525,000	0.522%, 03/16/17	1,524,668
1,000,000	0.527%, 04/20/17	999,269
500,000	0.529%, 05/25/17	499,377
1,000,000	0.536%, 05/18/17	998,841
750,000	0.538%, 04/06/17	749,597
1,000,000	0.551%, 03/30/17	999,557

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	U.S. Treasury Bill — continued
500,000	0.607%, 07/27/17	498,756
300,000	0.609%, 07/20/17	299,287

		14,428,047

	Total Short-Term Investments (Cost $14,628,007)	14,628,007

	Total Investments — 99.6% (Cost $24,865,786)*	24,865,786
	Other Assets in Excess of Liabilities — 0.4%	109,762

	NET ASSETS — 100.0%	$24,975,548

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	31

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Municipal Bonds — 95.8%
	Alabama — 0.3%
29,745	East Alabama Health Care Authority, Series B, Rev., VRDO, 0.650%, 03/07/17	29,745
775	Mobile County IDA, PCR, ExxonMobil Project, Rev., VRDO, 0.570%, 03/01/17	775
	Mobile Downtown Redevelopment Authority, Gulf Opportunity Zone, Austal USA LLC Project,
7,735	Series A, Rev., VRDO, LOC: Bank of America NA, 0.660%, 03/07/17	7,735
9,700	Series B, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.660%, 03/07/17	9,700

		47,955

	Alaska — 0.5%
26,975	Alaska Housing Finance Corp., Governmental Purpose, Series B, Rev., VRDO, 0.620%, 03/07/17	26,975
12,300	Alaska Housing Finance Corp., Governmental Purpose, University of Alaska, Series A, Rev., VRDO, 0.640%, 03/07/17	12,300
35,200	Alaska Housing Finance Corp., Home Mortgage, Series A, Rev., VRDO, 0.620%, 03/07/17	35,200
8,500	City of Valdez, Alaska Marine Terminal, Exxon Pipeline Co. Project, Series B, Rev., VRDO, 0.570%, 03/01/17	8,500

		82,975

	Arizona — 0.9%
	Arizona Health Facilities Authority, Banner Health,
17,515	Series 2008G, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.650%, 03/07/17	17,515
15,000	Series B, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.650%, 03/07/17	15,000
16,515	Arizona State University, Board of Regents, Series A, Rev., VRDO, 0.620%, 03/07/17	16,515
15,600	City of Mesa, Utility System, Series 2016-XF2216, Rev., VRDO, AGM, LIQ: Citibank NA, 0.670%, 03/07/17 (e)	15,600
24,750	City of Phoenix IDA, Health Care Facilities, Mayo Clinic, Series A, Rev., VRDO, 0.550%, 03/01/17	24,750
2,000	Phoenix City IDA, Multi-Family Housing, Del Mar Terrace Apartments Project, Series A, Rev., VRDO, FHLMC, LOC: FHLMC, 0.670%, 03/07/17	2,000
34,420	Salt River Pima-Maricopa Indian Community, Rev., VRDO, LOC: Bank of America NA, 0.680%, 03/07/17	34,420

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Arizona — continued
12,800	The Industrial Development Authority of The City of Phoenix, Health Care Facilities, Mayo Clinic, Series B, Rev., VRDO, 0.560%, 03/01/17	12,800

		138,600

	California — 10.5%
19,980	ABAG Finance Authority for Nonprofit Corps., Sharp HealthCare, Series D, Rev., VRDO, LOC: Citibank NA, 0.620%, 03/07/17	19,980
1,664	California Educational Facilities Authority, Series 2015-XF2188, Rev., LIQ: Morgan Stanley Bank, 0.670%, 03/07/17	1,664
	California Health Facilities Financing Authority, Adventist Health System,
2,400	Series A, Rev., VRDO, LOC: U.S. Bank NA, 0.600%, 03/07/17	2,400
3,500	Series B, Rev., VRDO, LOC: U.S. Bank NA, 0.600%, 03/07/17	3,500
100	California Health Facilities Financing Authority, Health Facility, Catholic Healthcare West, Series C, Rev., VRDO, LOC: Bank of Montreal, 0.610%, 03/07/17	100
5,560	California Health Facilities Financing Authority, Health Facility, Catholic Healthcare West Loan Program, Series H, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.640%, 03/07/17	5,560
1,100	California Infrastructure & Economic Development Bank, IDR, Pleasant Mattress, Inc. Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.710%, 03/07/17	1,100
39,300	California Infrastructure & Economic Development Bank, Pacific Gas & Electric Co., Series B, Rev., VRDO, LOC: MUFG Union Bank NA, 0.560%, 03/01/17	39,300
2,870	California Municipal Finance Authority, La Sierra University, Series A, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.590%, 03/07/17	2,870
	California Pollution Control Financing Authority, Pacific Gas & Electric Co.,
100	Series B, Rev., VRDO, AMT, LOC: Canadian Imperial Bank, 0.600%, 03/01/17	100
54,000	Series C, Rev., VRDO, LOC: Mizuho Bank Ltd., 0.590%, 03/01/17	54,000
27,975	California Pollution Control Financing Authority, Solid Waste Disposal, Recology Inc. Project, Series A, Rev., VRDO, LOC: Bank of America NA, 0.640%, 03/07/17	27,975

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	California — continued
	California Statewide Communities Development Authority,
11,000	Series B, Rev., VRDO, 0.680%, 03/24/17	11,000
47,000	Series B, Rev., VRDO, 0.700%, 03/31/17	47,000
20,000	Series B, Rev., VRDO, 0.740%, 03/08/17	20,000
82,000	Series B, Rev., VRDO, 0.790%, 03/24/17	82,000
17,000	Series B1, Rev., VRDO, 0.760%, 03/21/17	17,000
45,000	Series B1, Rev., VRDO, 0.760%, 06/06/17	45,000
13,000	Series B1, Rev., VRDO, 0.800%, 04/04/17	13,000
50,000	Series B2, Rev., VRDO, 0.790%, 04/04/17	50,000
25,000	Series B2, Rev., VRDO, 0.820%, 05/17/17	25,000
19,000	Series B3, Rev., VRDO, 0.660%, 03/07/17	19,000
27,500	Series B3, Rev., VRDO, 0.800%, 04/04/17	27,500
10,000	Series B4, Rev., VRDO, 0.660%, 03/07/17	10,000
45,000	Series B4, Rev., VRDO, 0.800%, 04/04/17	45,000
58,750	Series B5, Rev., VRDO, 0.790%, 04/04/17	58,750
10,000	Series B5, Rev., VRDO, 0.800%, 05/03/17	10,000
27,500	Series C, Rev., VRDO, 0.800%, 05/10/17	27,500
23,000	Series D, Rev., VRDO, 0.660%, 03/07/17	23,000
30,000	Series D, Rev., VRDO, 0.760%, 03/21/17	30,000
20,500	Series D, Rev., VRDO, 0.800%, 05/10/17	20,500
20,000	Series D, Rev., VRDO, 0.800%, 05/10/17	20,000
30,000	Series D, Rev., VRDO, 0.820%, 05/17/17	30,000
1,825	Series J, Rev., VRDO, 0.630%, 03/07/17	1,825
25,155	California Statewide Communities Development Authority, Kaiser Permanente, Series B, Rev., VRDO, 0.630%, 03/07/17	25,155
5,300	California Statewide Communities Development Authority, Multi-Family Housing, 1030 Post Street Apartments, Series Y, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.620%, 03/07/17	5,300
3,650	California Statewide Communities Development Authority, Multi-Family Housing, Golden Age Garden Apartments, Series H, Rev., VRDO, FHLMC, LOC: FHLMC, 0.620%, 03/07/17	3,650
8,700	California Statewide Communities Development Authority, Multi-Family Housing, Kelvin Court, Series B, Rev., VRDO, FNMA, LIQ: FNMA, 0.670%, 03/07/17	8,700
4,775	Central Basin Municipal Water District, 2007 Projects, Series 08-B, COP, VRDO, LOC: U.S. Bank NA, 0.610%, 03/07/17	4,775
	City & County of San Francisco, Multifamily Housing, Taxable, Transbay Block 8 Tower Apartments,
85,940	Series H-1, Rev., VRDO, LOC: Bank of China, 0.770%, 03/07/17	85,940
39,470	Series H-2, Rev., VRDO, LOC: Bank of China, 0.780%, 03/07/17	39,470

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	California — continued
4,920	City of Livermore, Series A, COP, VRDO, LOC: U.S. Bank NA, 0.630%, 03/07/17	4,920
75,000	City of Los Angeles, Series B, GO, TAN, 3.000%, 06/29/17	75,518
1,400	City of Modesto, Multi-Family Housing, Valley Oak Project, Series A, Rev., VRDO, FHLMC, LOC: FHLMC, 0.630%, 03/07/17	1,400
1,155	City of Riverside, Riverside Renaissance Projects, Series 2008, COP, VRDO, LOC: Bank of America NA, 0.640%, 03/07/17	1,155
900	City of Vacaville, Multi-Family Housing, Sycamores Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.580%, 03/07/17	900
14,800	City of Whittier, Health Facilities, Presbyterian Intercommunity, Series A, Rev., VRDO, LOC: U.S. Bank NA, 0.610%, 03/07/17	14,800
1,200	Irvine Ranch Water District, Nos. 105, 140, 240, 250, VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.630%, 03/07/17	1,200
31,745	Irvine Unified School District, Community Facilities District No. 09-1, Special Tax, Series 2014B, VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.640%, 03/07/17	31,745
	Los Angeles Community College District,
10,800	Series 2016-ZF2379, GO, VRDO, AGM-CR, FGIC, LIQ: Citibank NA, 0.670%, 03/07/17 (e)	10,800
11,820	Series 2016-ZF2381, GO, VRDO, LIQ: Citibank NA, 0.670%, 03/02/17 (e)	11,820
9,200	Los Angeles Department of Water & Power, Waterworks, Series B, Subseries B-3, Rev., VRDO, 0.590%, 03/07/17	9,200
1,850	Metropolitan Water District of Southern California, Series A-2, Rev., VRDO, 0.590%, 03/07/17	1,850
59,300	Regents of the University of California, Series AL-1, Rev., VRDO, 0.620%, 03/07/17	59,300
5,000	Sacramento County Sanitation Districts Financing Authority, Municipal Securities Trust Receipts, Series SGC-47, Class A, Rev., VRDO, FGIC, LIQ: Societe Generale, 0.650%, 03/07/17 (e)	5,000
20,900	Sacramento County Sanitation Districts Financing Authority, Sub-Lien, Sacramento Regional County Sanitation District, Series C, Rev., VRDO, LOC: Bank of America NA, 0.650%, 03/07/17	20,900
18,000	San Diego Community College District, Series 2016-ZF2382, GO, VRDO, LIQ: Citibank NA, 0.670%, 03/07/17 (e)	18,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	33

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	California — continued
25,000	San Diego County California Water Authority, Series 9, 0.760%, 03/08/17	25,000
22,000	San Francisco City & County Airports Commission, San Francisco International Airport, Second, Series 36B, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.590%, 03/07/17	22,000
4,775	San Francisco City & County Airports Commission, San Francisco International Airport, Second Series, Series 36C, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.620%, 03/07/17	4,775
5,940	San Francisco City & County Redevelopment Agency, Multi-Family Housing, Notre Dame Apartments, Series G, Rev., VRDO, LOC: Citibank NA, 0.700%, 03/07/17	5,940
	State of California,
61,490	Series A, Subseries A-2, 0.730%, 03/09/17	61,490
24,100	Series A, Subseries A-3, GO, VRDO, LOC: Mizuho Bank Ltd., 0.630%, 03/07/17	24,100
13,300	Series A, Subseries A-5, 0.780%, 04/07/17	13,300
27,300	Series A, Subseries A2-1, GO, VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.650%, 03/07/17	27,300
26,920	Series B, Subseries B-1, GO, VRDO, LOC: Mizuho Bank Ltd., 0.600%, 03/07/17	26,920
100	Series C, Subseries C-1, GO, VRDO, LOC: Bank of America NA, 0.590%, 03/07/17	100
26,390	Series C, Subseries C-3, GO, VRDO, LOC: U.S. Bank NA, 0.570%, 03/07/17	26,390
28,095	State of California, Kindergarten, Series B5, GO, VRDO, LOC: U.S. Bank NA, 0.600%, 03/07/17	28,095
33,000	State of California, Municipal Securities Trust Receipts, Series SGC-6, Class A, GO, VRDO, LIQ: Societe Generale, 0.650%, 03/07/17	33,000
	Tender Option Bond Trust Receipts/CTFS,
9,260	Series 2015-XM0075, Rev., VRDO, LIQ: Bank of America NA, 0.690%, 03/07/17 (e)	9,260
55,260	Series 2016-XF0431, GO, VRDO, LIQ: Bank of America NA, 0.680%, 03/07/17 (e)	55,260
14,250	Series 2016-XM0230, Rev., VRDO, LIQ: Bank of America NA, 0.680%, 03/07/17 (e)	14,250

		1,610,302

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Colorado — 3.0%
21,525	City of Colorado Springs, Utilities Revenue System, Sub Lien, Series A, Rev., VRDO, LOC: Bank of America NA, 0.640%, 03/07/17	21,525
	City of Colorado Springs, Utilities System Improvement,
44,420	Series A, Rev., VRDO, 0.640%, 03/07/17	44,420
10,500	Series A, Rev., VRDO, 0.640%, 03/07/17	10,500
42,735	Series A, Rev., VRDO, 0.640%, 03/07/17	42,735
37,275	Series B, Rev., VRDO, LOC: Sumitomo Mitsui Banking, 0.640%, 03/07/17	37,275
33,100	City of Colorado Springs, Utilities System, Sub Lien, Series A, Rev., VRDO, 0.670%, 03/07/17	33,100
57,410	Colorado Educational & Cultural Facilities Authority, Nature Conservancy Project, Series 2012, Rev., VRDO, 0.640%, 03/07/17	57,410
11,100	Colorado Health Facilities Authority, The Evangelical Lutheran Good Samaritan Society Project, Series 2007, Rev., VRDO, LOC: U.S. Bank NA, 0.660%, 03/07/17	11,100
	Colorado Housing & Finance Authority, Single Family Mortgage,
49,325	Series B-2, Class 1, Rev., VRDO, AMT, 0.670%, 03/07/17	49,325
37,100	Series B-3, Class 1, Rev., VRDO, AMT, FHLB, 0.670%, 03/07/17	37,100
14,910	County of Arapahoe, Multi-Family Rental Housing, Hunter’s Run Project, Rev., VRDO, FHLMC, LOC: FHLMC, 0.640%, 03/07/17	14,910
35,075	Moffat County, PCR, Tri-State Generation and Transmission Association, Inc. Project, Rev., VRDO, LOC: Bank of America NA, 0.660%, 03/07/17	35,075
	State of Colorado, Education Loan Program,
42,200	Series A, Rev., TAN, 2.000%, 06/29/17	42,357
25,000	Series B, Rev., TAN, 4.000%, 06/29/17	25,258

		462,090

	Connecticut — 0.7%
10,000	Connecticut State Health & Educational Facility Authority, Series A, Rev., VRDO, 0.620%, 03/07/17	10,000
57,000	Metropolitan District (The), Hartford County, GO, BAN, 2.000%, 08/30/17	57,282
35,400	State of Connecticut, Health & Educational Facility Authority, Series D, Rev., VRDO, LOC: Bank of America NA, 0.660%, 03/07/17	35,400

		102,682

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Delaware — 0.1%
19,285	Delaware State Health Facilities Authority, Christiana Care Health Services, Series B, Rev., VRDO, 0.640%, 03/07/17	19,285

	District of Columbia — 0.5%
1,610	District of Columbia, American Psychology Association, Rev., VRDO, LOC: Bank of America NA, 0.700%, 03/07/17	1,610
28,725	District of Columbia, Georgetown University, Series 2007 C-2, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.640%, 03/07/17	28,725
3,775	District of Columbia, Medlantic/Helix Issue, Tranche II, Series 1998A, Rev., VRDO, LOC: TD Bank NA, 0.630%, 03/07/17	3,775
1,663	District of Columbia, Pooled Loan Program, Series A, Rev., VRDO, LOC: Bank of America NA, 0.810%, 03/07/17	1,663
22,510	District of Columbia, Water and Sewer Authority, Public Utility Subordinated Lien Multimodal, Weekly Rate Period, Series B, Subseries B-1, Rev., VRDO, 0.630%, 03/07/17	22,510
	Metropolitan Washington Airports Authority,
6,505	Series A, Subseries A-1, Rev., VRDO, LOC: Royal Bank of Canada, 0.660%, 03/07/17	6,505
18,315	Series D, Subseries D-2, Rev., VRDO, LOC: TD Bank NA, 0.620%, 03/07/17	18,315

		83,103

	Florida — 3.0%
31,240	Alachua County Health Facilities Authority, Series 2008A, VRDO, 0.690%, 03/02/17	31,240
71,250	City of Gainesville, Florida, Utilities System Revenue Bonds, Series B, Rev., VRDO, 0.640%, 03/07/17	71,250
	County of Hillsborough,
30,000	0.750%, 04/06/17	30,000
17,753	Series A, 0.670%, 03/30/17	17,753
13,000	Series A, 0.700%, 04/27/17	13,000
5,000	County of Miami-Dade, Juvenile Courthouse Project, Series B, Rev., VRDO, LOC: TD Bank NA, 0.630%, 03/07/17	5,000
18,225	Florida Gulf Coast University Financing Corp., Housing Project, Series A, Rev., VRDO, LOC: BMO Harris Bank NA, 0.620%, 03/07/17	18,225
1,100	Florida Housing Finance Corp., Multi-Family Mortgage, Tuscany Lake Apartments, Series K-3, Rev., VRDO, FNMA, LOC: FNMA, 0.660%, 03/07/17	1,100

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Florida — continued
31,475	Florida Municipal Power Agency, All Requirements Power Supply Project, Series C, Rev., VRDO, LOC: Bank of America NA, 0.630%, 03/01/17	31,475
	Highlands County Health Facilities Authority, Hospital, Adventist Health System/Sunbelt Obligated Group,
21,110	Series A, Rev., VRDO, 0.630%, 03/07/17	21,110
34,200	Series I, Rev., VRDO, 0.610%, 03/07/17	34,200
48,000	Series I-2, Rev., VRDO, 0.610%, 03/07/17	48,000
31,475	Series I-4, Rev., VRDO, 0.630%, 03/07/17	31,475
21,925	JEA, Electric System, Series Three 2008B-2, Rev., VRDO, 0.640%, 03/07/17	21,925
200	JEA, Water and Sewer System, Series A-2, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.670%, 03/07/17	200
27,630	Orange County Health Facilities Authority, The Nemours Foundation Project, Series B, Rev., VRDO, LOC: Northern Trust Co., 0.640%, 03/07/17	27,630
21,420	Orange County School Board, Certificates of Participation, Series 2008C, COP, VRDO, LOC: Bank of America NA, 0.640%, 03/07/17	21,420
	Tender Option Bond Trust Receipts/CTFS,
14,900	Series 2015-XF0251, Rev., VRDO, LIQ: Bank of America NA, 0.680%, 03/07/17 (e)	14,900
16,575	Series 2016-XG0002, Rev., VRDO, LIQ: Bank of America NA, 0.680%, 03/07/17 (e)	16,575

		456,478

	Georgia — 1.3%
10,735	DeKalb County Housing Authority, Multi-Family Housing, Timber Trace Apartments Project, Rev., VRDO, FHLMC, LOC: FHLMC, 0.710%, 03/07/17	10,735
110,790	DeKalb Private Hospital Authority, Children’s Healthcare of Atlanta, Inc. Project, Rev., VRDO, 0.690%, 03/07/17	110,790
2,450	Griffin-Spaulding County Development Authority, Industrial Development, Norcom, Inc. Project, Rev., LOC: Bank of America NA, 0.810%, 03/07/17	2,450
5,940	Henry County Water & Sewer Authority, EAGLE, Series 2005-0008, Class A, Rev., BHAC, FSA-CR, NATL-RE, LIQ: Citibank NA, 0.680%, 03/07/17	5,940

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	35

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Georgia — continued
	Private Colleges & Universities Authority, Emory University,
500	Series B-1, Rev., VRDO, 0.630%, 03/07/17	500
43,295	Series C-1, Rev., VRDO, 0.610%, 03/07/17	43,295
22,000	Series C-5, Rev., VRDO, 0.610%, 03/07/17	22,000

		195,710

	Idaho — 0.1%
8,075	Coeur d’Alene Tribe, Rev., VRDO, LOC: Bank of America NA, 0.680%, 03/07/17	8,075
6,875	Idaho State Building Authority, Prison Facilities Project, Series A, Rev., VRDO, 0.640%, 03/07/17	6,875

		14,950

	Illinois — 5.0%
4,300	City of Galesburg, Knox College Project, Series 1996, Rev., VRDO, LOC: PNC Bank NA, 0.650%, 03/07/17	4,300
23,956	County of Cook, Illinois, Catholic Theological Union Project, Series 2005, Rev., VRDO, LOC: U.S. Bank NA, 0.640%, 03/07/17	23,956
10,100	County of Cook, Village of Justice, Multi-Family Housing, Candlewood Apartments Project, Rev., VRDO, FNMA, LOC: FNMA, 0.670%, 03/07/17	10,100
1,040	County of Lake, A L Hansen Manufacturing Co. Project, Rev., VRDO, LOC: BMO Harris Bank NA, 0.700%, 03/07/17	1,040
17,585	County of Will, Environmental Facilities, ExxonMobil Project, Series 2001, Rev., VRDO, 0.580%, 03/01/17	17,585
22,315	County of Will, Exempt Facilities, ExxonMobil Project, Rev., VRDO, 0.580%, 03/01/17	22,315
6,560	Illinois Development Finance Authority, Evanston Northwestern Healthcare Corp., Series C, Rev., VRDO, 0.570%, 03/01/17	6,560
10,000	Illinois Development Finance Authority, Residential Rental, F.C. Harris Pavilion Project, Rev., VRDO, FHLMC, LOC: FHLMC, 0.700%, 03/07/17	10,000
6,200	Illinois Educational Facilities Authority, Adler Planetarium, Series 1997, Rev., VRDO, LOC: PNC Bank NA, 0.650%, 03/07/17	6,200
31,730	Illinois Finance Authority, Advocate Healthcare Network, Series C-2A, Rev., VRDO, 0.620%, 03/07/17	31,730
12,790	Illinois Finance Authority, Bradley University, Series B, Rev., VRDO, LOC: PNC Bank NA, 0.640%, 03/07/17	12,790

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Illinois — continued
65,865	Illinois Finance Authority, Chicago Symphony Orchestra, Series 2008, Rev., VRDO, LOC: PNC Bank NA, 0.640%, 03/07/17	65,865
20,945	Illinois Finance Authority, Hospital Sisters Services, Inc., Series 2012-G, Rev., VRDO, LOC: Bank of Montreal, 0.640%, 03/07/17	20,945
	Illinois Finance Authority, Northwestern Memorial Hospital,
25,000	Series A-2, Rev., VRDO, 0.620%, 03/07/17	25,000
48,650	Series A-4, Rev., VRDO, 0.620%, 03/07/17	48,650
20,750	Illinois Finance Authority, OSF Healthcare System, Series B, Rev., VRDO, LOC: PNC Bank NA, 0.640%, 03/07/17	20,750
	Illinois Finance Authority, University of Chicago,
75,620	Series 2008, Rev., VRDO, 0.610%, 03/07/17	75,620
22,134	Series B, Rev., VRDO, 0.630%, 03/07/17	22,134
39,495	Series C, Rev., VRDO, 0.650%, 03/07/17	39,495
	Illinois Finance Authority, University of Chicago Medical Center,
26,250	Series A, Rev., VRDO, LOC: Bank of America NA, 0.550%, 03/01/17	26,250
25,600	Series D-1, Rev., VRDO, LOC: PNC Bank NA, 0.570%, 03/01/17	25,600
2,500	Series E-1, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.570%, 03/01/17	2,500
6,300	Illinois Housing Development Authority, Homeowner Mortgage, Series C-3, Rev., VRDO, AMT, 0.670%, 03/07/17	6,300
	Illinois State Toll Highway Authority,
54,500	Series A-1B, Rev., VRDO, LOC: Bank of America NA, 0.640%, 03/07/17	54,500
40,000	Series A-1B, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.660%, 03/07/17	40,000
51,900	Series A-2A, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.650%, 03/07/17	51,900
1,500	Series A-2B, Rev., VRDO, LOC: PNC Bank NA, 0.640%, 03/07/17	1,500
10,000	Series A-2C, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.660%, 03/07/17	10,000
21,300	Jackson-Union Counties Regional Port District, Port Facility, Enron Transportation Services, LP Project, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.680%, 03/07/17	21,300
17,705	Puttable Floating Option Tax-Exempt Receipts, Series PT-4702, Rev., VRDO, LIQ: Bank of America NA, 0.840%, 03/07/17 (e)	17,705

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Illinois — continued
5,610	Regional Transportation Authority, Series SGC-55, Class A, Rev., VRDO, FGIC, LOC: Societe Generale, 0.640%, 03/07/17	5,610
17,870	SouthWestern Development Authority, Health Facilities, Series B, 0.750%, 05/23/17	17,870
13,635	Tender Option Bond Trust Receipts/CTFS, Series 2016-XF0435, Rev., VRDO, LIQ: Bank of America NA, 0.680%, 03/07/17 (e)	13,635
12,615	Village of Romeoville, Lewis University, Series 2006, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.570%, 03/01/17	12,615

		772,320

	Indiana — 2.6%
9,600	City of Madison, Economic Development, Arvin Sango, Inc. Project, Series 1987, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.680%, 03/01/17	9,600
9,100	City of Rockport, PCR, AEP Generating Co. Project, Series A, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.680%, 03/07/17	9,100
	Indiana Finance Authority,
100,000	Series 2008 D-2, Rev., VRDO, 0.700%, 03/20/17	100,000
28,210	Series 2008 D-2, Rev., VRDO, 0.710%, 04/05/17	28,210
26,725	Indiana Finance Authority, Trinity Health Credit Group, Series D-1, Rev., VRDO, 0.620%, 03/07/17	26,725
18,810	Indiana Health & Educational Facility Financing Authority, Community Hospital of Lagrange County, Inc. Project, Series A, Rev., VRDO, LOC: PNC Bank NA, 0.640%, 03/07/17	18,810
	Indiana Health Facility Financing Authority, Ascension Health,
26,700	Series A-2, Rev., VRDO, 0.650%, 03/07/17	26,700
510	Series E-6, Rev., VRDO, 0.650%, 03/07/17	510
	Indiana State Finance Authority Hospital, University Health Obligated Group,
21,535	Series C, Rev., VRDO, LOC: Northern Trust Co., 0.630%, 03/07/17	21,535
17,950	Series E, Rev., VRDO, LOC: Bank of America NA, 0.620%, 03/07/17	17,950
31,400	Indiana State Finance Authority, Lease Appropriation, Stadium Project, Series A-2, Rev., VRDO, 0.620%, 03/07/17	31,400
36,000	Indiana State Finance Authority, Midwestern Disaster Relief, Ohio Electric Corp. Project, Series B, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.640%, 03/07/17	36,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Indiana — continued
74,585	Indiana State Finance Authority, Parkview Health System, Series C, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.650%, 03/07/17	74,585

		401,125

	Iowa — 0.6%
80,800	Iowa Finance Authority, Midwestern Disaster Area, Archer-Daniels-Midland Co. Project, Rev., VRDO, 0.630%, 03/07/17	80,800
7,330	Iowa Finance Authority, Midwestern Disaster Area, Chrisbro III, Inc. Project, Series 2011, Rev., VRDO, LOC: Great Western Bank, 0.660%, 03/07/17	7,330

		88,130

	Kentucky — 0.7%
10,100	County of Carroll, Solid Waste Disposal, Colotex Corp. Project, Rev., VRDO, LOC: Bank of America NA, 0.690%, 03/07/17	10,100
32,000	County of Louisville & Jefferson, Metropolitan Government Norton Healthcare, Inc., Series 2013C, Rev., VRDO, LOC: PNC Bank NA, 0.650%, 03/07/17	32,000
12,050	Kentucky Economic Development Finance Authority, Hospital Facilitie, Saint Elizabeth Medical Center, Inc, Series B, Rev., VRDO, 0.650%, 03/07/17	12,050
20,000	Kentucky Higher Education Student Loan Corp., Series A-1, Rev., VRDO, LOC: State Street Bank & Trust, 0.700%, 03/07/17	20,000
3,500	Louisville & Jefferson County, Regional Airport Authority, Special Facilities, UPS Worldwide Forwarding, Inc. Project, Series A, Rev., VRDO, 0.620%, 03/01/17	3,500
29,500	Louisville Regional Airport Authority, Special Facilities, BT-OH, LLC Project, Series A, Rev., VRDO, 0.590%, 03/01/17	29,500

		107,150

	Louisiana — 1.6%
35,175	East Baton Rouge Parish, PCR, ExxonMobil Project, Rev., VRDO, 0.560%, 03/01/17	35,175
	East Baton Rouge Parish Industrial Development Board, Inc., ExxonMobil Project,
72,050	Series A, Rev., VRDO, 0.560%, 03/01/17	72,050
116,915	Series B, Rev., VRDO, 0.560%, 03/01/17	116,915
17,335	Eclipse Funding Trust, Solar Eclipse, Various States, Series 2007-0112, Rev., VRDO, LIQ: U.S. Bank NA, 0.680%, 03/07/17	17,335

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	37

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Louisiana — continued
7,240	State of Louisiana, Gas & Fuels Tax, Series 2016-XG0035, Rev., VRDO, LIQ: Citibank NA, 0.670%, 03/07/17 (e)	7,240

		248,715

	Maryland — 2.3%
	Baltimore County, Consolidated Public Improvement Bonds,
49,900	BAN, 0.700%, 04/03/17	49,900
49,900	BAN, 0.730%, 04/04/17	49,900
31,500	Baltimore County, Metropolitan District, Series 2011, BAN, 0.730%, 04/04/17	31,500
75,000	County of Montgomery, CHE Trinity Health Credit Group, Series MD, Rev., 0.750%, 03/01/17	75,000
15,200	Maryland Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, MonteVerde Apartments, Series E, Rev., VRDO, FHLMC, LOC: FHLMC, 0.660%, 03/07/17	15,200
6,400	Maryland Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Parklane Apartments, Series C, Rev., VRDO, FNMA, LOC: FNMA, 0.640%, 03/07/17	6,400
11,700	Maryland Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Walker Mews Apartments, Series A, Rev., VRDO, FHLMC, LOC: FHLMC, 0.670%, 03/07/17	11,700
31,735	Maryland Health & Higher Educational Facilities Authority, Series B, 0.700%, 04/04/17	31,735
16,100	Maryland Health & Higher Educational Facilities Authority, John Hopkins University, Series A, Rev., VRDO, 0.590%, 03/07/17	16,100
	Maryland Health & Higher Educational Facilities Authority, Pooled Loan Program,
26,100	Series A, Rev., VRDO, LOC: TD Bank NA, 0.620%, 03/07/17	26,100
6,300	Series B, Rev., VRDO, LOC: TD Bank NA, 0.630%, 03/07/17	6,300
3,284	Series D, Rev., VRDO, LOC: Bank of America NA, 0.690%, 03/07/17	3,284
1,100	Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical System, Series D, Rev., VRDO, LOC: TD Bank NA, 0.570%, 03/01/17	1,100

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Maryland — continued
28,130	Maryland Stadium Authority, Sports Facilities, Football Stadium Issue, Series 2007, Rev., VRDO, 0.660%, 03/07/17	28,130
2,000	Montgomery County Housing Opportunities Commission, Oakfield Apartments, Rev., VRDO, AMT, FNMA, LOC: FNMA, 0.670%, 03/07/17	2,000

		354,349

	Massachusetts — 5.1%
	Commonwealth of Massachusetts,
33,000	Series B, GO, RAN, 2.000%, 05/22/17	33,084
69,000	Series C, GO, RAN, 2.000%, 06/26/17	69,241
	Commonwealth of Massachusetts, Central Artery/Ted Williams Tunnel Infrastructure Loan Act of 2000,
37,550	Series A, GO, VRDO, 0.620%, 03/07/17	37,550
26,850	Series B, GO, VRDO, 0.520%, 03/01/17	26,850
33,935	Massachusetts Bay Transportation Authority, General Transportation System, Series A-2, Rev., VRDO, 0.630%, 03/07/17	33,935
	Massachusetts Department of Transportation, Metropolitan Highway System, Subordinated, Commonwealth Contract Assistance Secured,
28,775	Series A-1, Rev., VRDO, 0.630%, 03/07/17	28,775
74,345	Series A-2, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.610%, 03/07/17	74,345
37,425	Series A-7, Rev., VRDO, 0.630%, 03/07/17	37,425
18,000	Massachusetts Health & Educational Facilities Authority, Series H-2, VRDO, 0.790%, 04/04/17	18,000
67,175	Massachusetts Health & Educational Facilities Authority, Museum of Fine Arts, Series A-1, Rev., VRDO, 0.570%, 03/01/17	67,175
	Massachusetts Health & Educational Facilities Authority, Partners Healthcare System,
15,675	Series F3, Rev., VRDO, LOC: TD Bank NA, 0.630%, 03/07/17	15,675
29,700	Series I-2, Rev., VRDO, 0.630%, 03/07/17	29,700
26,000	Massachusetts Port Authority, Series B, Rev., AMT, 0.740%, 05/03/17	26,000
	Massachusetts School Building Authority,
19,000	Series A, 0.660%, 03/01/17	19,000
39,375	Series A, 0.680%, 03/02/17	39,375
39,375	Series A, 0.700%, 04/04/17	39,375
26,250	Series A, 0.730%, 04/03/17	26,250
2,000	Massachusetts State Development Finance Agency, First Mortgage Brookhaven, Series B, Rev., VRDO, LOC: Bank of America NA, 0.730%, 03/07/17	2,000

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Massachusetts — continued
24,200	Massachusetts State Health & Educational Facilities Authority, Amherst College, Series J-1, Rev., VRDO, 0.610%, 03/07/17	24,200
	Massachusetts State Health & Educational Facilities Authority, Capital Asset Program,
22,975	Series M-2, Rev., VRDO, LOC: Bank of America NA, 0.670%, 03/07/17	22,975
2,300	Series M-4A, Rev., VRDO, LOC: Bank of America NA, 0.670%, 03/07/17	2,300
	Massachusetts Water Resources Authority,
49,000	0.830%, 05/03/17	49,000
22,000	Series A-3, Rev., VRDO, 0.630%, 03/07/17	22,000
17,365	Series F, Rev., VRDO, 0.620%, 03/07/17	17,365
19,305	University of Massachusetts, Building Authority, Series 1, Rev., VRDO, 0.620%, 03/07/17	19,305

		780,900

	Michigan — 3.1%
23,220	Board of Trustees of the University of Michigan State, Series F, 0.800%, 03/01/17	23,220
	Kent Hospital Finance Authority, Spectrum Health System,
30,000	Series B-3, Rev., VRDO, 0.640%, 03/07/17	30,000
1,485	Series C, Rev., VRDO, LOC: Bank of New York Mellon, 0.650%, 03/07/17	1,485
101,290	Michigan State Building Authority, Series 7, 0.700%, 04/20/17	101,290
	Michigan State Hospital Finance Authority,
81,210	Series C, Rev., VRDO, 0.700%, 04/03/17	81,210
112,735	Series C, Rev., VRDO, 0.740%, 03/01/17	112,735
39,875	Series C, Rev., VRDO, 0.770%, 05/22/17	39,875
27,100	Michigan State Housing Development Authority, Rental Housing, Series C, Rev., VRDO, LIQ: Royal Bank of Canada, 0.720%, 03/07/17	27,100
	Regents of the University of Michigan,
19,000	Series B, VRDO, 0.690%, 03/13/17	19,000
35,000	Series B, VRDO, 0.700%, 03/01/17	35,000
11,580	Tender Option Bond Trust Receipts/CTFS, Series 2016-XF0394, Rev., VRDO, LIQ: Bank of America NA, 0.700%, 03/07/17 (e)	11,580

		482,495

	Minnesota — 2.9%
50,000	City of Jacksonville, Health Care Facilities, VRDO, 0.730%, 04/07/17	50,000
75,000	City of Rochester, Health Care Facilities, VRDO, 0.730%, 04/03/17	75,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Minnesota — continued
	City of Rochester, Health Care Facilities, Mayo Clinic,
21,850	Series A, Rev., VRDO, 0.620%, 03/07/17	21,850
22,000	Series B, Rev., VRDO, 0.620%, 03/07/17	22,000
33,000	Series C, Rev., VRDO, 0.810%, 05/18/17	33,000
17,000	Series C, Rev., VRDO, 0.820%, 05/17/17	17,000
35,000	Jacksonville Health Care Authority, VRDO, 0.810%, 05/18/17	35,000
7,930	Midwest Consortium of Municipal Utilities, Draw Down Association Financing Project, Series B, Rev., VRDO, LOC: U.S. Bank NA, 0.620%, 03/07/17	7,930
	Minneapolis & St Paul Housing & Redevelopment Authority, Health Care System, Allina Health System,
43,400	Series C-1, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.630%, 03/07/17	43,400
37,320	Series C-2, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.620%, 03/07/17	37,320
5,780	Minnesota Housing Finance Agency, Residential Housing Finance, Series S, Rev., VRDO, AMT, 0.670%, 03/07/17	5,780
24,990	RBC Municipal Products, Inc. Trust, Floater Certificates, Series E-19, Rev., VRDO, LIQ: Royal Bank of Canada, 0.660%, 03/07/17 (e)	24,990
	Regents of the University of Minnesota,
26,590	Series A, 0.740%, 03/01/17	26,590
27,000	Series A, 0.740%, 05/23/17	27,000
23,410	Series A, 0.830%, 04/03/17	23,410

		450,270

	Mississippi — 2.8%
80,470	County of Jackson, Port Facility, Chevron USA, Inc. Project, Rev., VRDO, 0.580%, 03/01/17	80,470
	Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc. Project,
20,000	Series A, Rev., VRDO, 0.570%, 03/01/17	20,000
430	Series A, Rev., VRDO, 0.580%, 03/01/17	430
39,060	Series A, Rev., VRDO, 0.580%, 03/01/17	39,060
15,250	Series B, Rev., VRDO, 0.570%, 03/01/17	15,250
4,000	Series B, Rev., VRDO, 0.660%, 03/07/17	4,000
10,850	Series C, Rev., VRDO, 0.580%, 03/01/17	10,850
1,300	Series C, Rev., VRDO, 0.580%, 03/01/17	1,300
10,000	Series C, Rev., VRDO, 0.630%, 03/07/17	10,000
16,100	Series D, Rev., VRDO, 0.570%, 03/01/17	16,100
24,800	Series E, Rev., VRDO, 0.570%, 03/01/17	24,800

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	39

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Mississippi — continued
40,000	Series F, Rev., VRDO, 0.570%, 03/01/17	40,000
10,125	Series F, Rev., VRDO, 0.630%, 03/07/17	10,125
9,750	Series G, Rev., VRDO, 0.580%, 03/01/17	9,750
19,750	Series I, Rev., VRDO, 0.580%, 03/01/17	19,750
44,050	Series J, Rev., VRDO, 0.570%, 03/01/17	44,050
32,550	Series K, Rev., VRDO, 0.570%, 03/01/17	32,550
38,900	Mississippi Development Bank Special Obligation, Harrison County Coliseum, Series B, Rev., VRDO, LOC: Bank of America NA, 0.680%, 03/07/17	38,900
10,430	Mississippi Hospital Equipment & Facilities Authority, North Mississippi Health Services, Rev., VRDO, 0.630%, 03/07/17	10,430

		427,815

	Missouri — 2.8%
59,075	City of Kansas, Series E, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.660%, 03/07/17	59,075
	Curators of University of Missouri,
25,000	Series A, 0.680%, 03/16/17	25,000
30,000	Series A, 0.700%, 04/03/17	30,000
500	Kansas City IDA, Livers Bronze Co. Project, Rev., VRDO, LOC: Bank of America NA, 0.900%, 03/07/17	500
21,805	Missouri Development Finance Board, Cultural Facilities, Kauffman Center for the Performing Arts Project, Series A, Rev., VRDO, 0.580%, 03/01/17	21,805
	Missouri State Health & Educational Facilities Authority,
50,000	Series B, VRDO, 0.760%, 03/07/17	50,000
20,000	Series C, VRDO, 0.770%, 06/07/17	20,000
25,000	Series D, VRDO, 0.730%, 05/08/17	25,000
50,000	Series E, VRDO, 0.750%, 05/08/17	50,000
59,000	Missouri State Health & Educational Facilities Authority, BJC Health System, Series D, Rev., VRDO, 0.610%, 03/07/17	59,000
400	Missouri State Health & Educational Facilities Authority, Educational Facilities, Washington University, Series D, Rev., VRDO, 0.570%, 03/01/17	400
	Missouri State Health & Educational Facilities Authority, Health Facilities, SSM Health Care,
43,600	Series F, Rev., VRDO, 0.620%, 03/07/17	43,600
48,800	Series G, Rev., VRDO, 0.620%, 03/07/17	48,800

		433,180

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Nebraska — 0.7%
29,295	County of Lancaster, Hospital Authority No. 1, BryanLGH Medical Center, Series B-2, Rev., VRDO, LOC: U.S. Bank NA, 0.640%, 03/07/17	29,295
	Lincoln Nebraska Electric System,
40,000	Series 1995, 0.720%, 03/02/17	40,000
32,750	Series 1995, 0.800%, 05/02/17	32,750

		102,045

	Nevada — 1.9%
19,775	City of Carson, Carson-Tahoe Hospital Project, Series B, Rev., VRDO, LOC: U.S. Bank NA, 0.630%, 03/07/17	19,775
6,965	Clark County, Nevada Airport System, Series B-2, Rev., VRDO, AMT, LOC: Royal Bank of Canada, 0.640%, 03/07/17	6,965
10,000	Clark County, Nevada Airport System, Sub Lien, Series C-3, Rev., VRDO, AMT, LOC: Sumitomo Mitsui Banking Corp., 0.660%, 03/07/17	10,000
38,705	County of Clark, Airport, Series A, GO, VRDO, AMT, 0.660%, 03/07/17	38,705
25,000	County of Clark, Passenger Facility Charge, Mccarran International Airport, Series F-2, Rev., VRDO, LOC: MUFG Union Bank NA, 0.650%, 03/07/17	25,000
	Las Vegas Valley Water District,
50,000	0.690%, 03/02/17	50,000
100,000	0.710%, 04/03/17	100,000
	Nevada Housing Division, Multi-Unit Housing,
8,450	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.670%, 03/07/17	8,450
13,900	Series A, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.790%, 03/07/17	13,900
2,780	Series M, Rev., VRDO, LOC: U.S. Bank NA, 0.660%, 03/07/17	2,780
3,330	Nevada Housing Division, Multi-Unit Housing, Horizon, Series A, Rev., VRDO, FNMA, LOC: FNMA, 0.660%, 03/07/17	3,330
12,710	Nevada Housing Division, Multi-Unit Housing, Silverado, Series A, Rev., VRDO, FNMA, LOC: FNMA, 0.660%, 03/07/17	12,710

		291,615

	New Jersey — 0.1%
10,920	New Jersey Housing & Mortgage Finance Agency, Single Family Housing, Series I, Rev., VRDO, AMT, 0.660%, 03/07/17	10,920

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	New Mexico — 0.3%
22,275	New Mexico Hospital Equipment Loan Council, Hospital System, Presbyterian Healthcare Services, Series C, Rev., VRDO, 0.640%, 03/07/17	22,275
16,650	University of New Mexico, Subordinate Lien System, Series B, Rev., VRDO, 0.640%, 03/07/17	16,650

		38,925

	New York — 21.8%
	City of New York, Fiscal Year 2004,
17,850	Series A, Subseries A-3, GO, VRDO, LOC: Morgan Stanley Bank, 0.680%, 03/07/17	17,850
3,350	Series H, Subseries H-2, GO, VRDO, LOC: California Public Employees Retirement System, 0.640%, 03/07/17	3,350
1,325	Series H, Subseries H-4, GO, VRDO, LOC: Bank of New York Mellon, 0.590%, 03/01/17	1,325
	City of New York, Fiscal Year 2006,
22,770	Series E, Subseries E-3, GO, VRDO, LOC: Bank of America NA, 0.630%, 03/07/17	22,770
36,400	Series F, Subseries F-3, GO, VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.650%, 03/07/17	36,400
35,750	Series I, Subseries I-4, GO, VRDO, LOC: TD Bank NA, 0.570%, 03/01/17	35,750
42,100	Series I, Subseries I-5, GO, VRDO, LOC: Bank of New York Mellon, 0.610%, 03/01/17	42,100
	City of New York, Fiscal Year 2008,
24,700	Series D, Subseries D-3, GO, VRDO, LIQ: Credit Agricole Corporate and Investment Bank, 0.650%, 03/07/17	24,700
37,700	Series D, Subseries D-4, GO, VRDO, LIQ: Credit Agricole Corporate and Investment Bank, 0.640%, 03/07/17	37,700
25,180	Series J, Subseries J-6, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.630%, 03/01/17	25,180
61,735	Series J, Subseries J-10, GO, VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.620%, 03/07/17	61,735
450	Series L, Subseries L-5, GO, VRDO, 0.570%, 03/01/17	450
100	City of New York, Fiscal Year 2009, Series B, Subseries B-3, GO, VRDO, LOC: TD Bank NA, 0.620%, 03/07/17	100
	City of New York, Fiscal Year 2012,
630	Series A, Subseries A-5, GO, VRDO, LOC: Royal Bank of Canada, 0.570%, 03/01/17	630

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — continued
2,800	Series D, Subseries D-3B, GO, VRDO, LOC: Royal Bank of Canada, 0.570%, 03/01/17	2,800
5,000	Series G, Subseries G-3, GO, VRDO, LOC: Citibank NA, 0.630%, 03/07/17	5,000
3,000	Series G, Subseries G-4, GO, VRDO, LOC: Citibank NA, 0.630%, 03/07/17	3,000
50,000	Series G, Subseries G-6, GO, VRDO, LOC: Mizuho Corporate Bank, 0.660%, 03/01/17	50,000
	City of New York, Fiscal Year 2013,
42,770	Series A, Subseries A-2, GO, VRDO, LOC: Mizuho Corporate Bank, 0.650%, 03/01/17	42,770
12,750	Series A, Subseries A-4, GO, VRDO, LOC: Sumitomo Bank Ltd., 0.620%, 03/07/17	12,750
95,140	Series F, Subseries F-3, GO, VRDO, LIQ: Bank of America NA, 0.570%, 03/01/17	95,140
	City of New York, Fiscal Year 2014,
18,100	Series D, Subseries D-4, GO, VRDO, LOC: TD Bank NA, 0.570%, 03/01/17	18,100
44,350	Series D, Subseries D-5, GO, VRDO, LOC: PNC Bank NA, 0.640%, 03/07/17	44,350
3,450	City of New York, Fiscal Year 2015, Series F, Subseries F-7, GO, VRDO, LOC: Royal Bank of Canada, 0.570%, 03/01/17	3,450
	City of New York, Fiscal Year 2017,
4,950	Series A, Subseries A-4, GO, VRDO, LOC: Citibank NA, 0.630%, 03/07/17	4,950
23,900	Series I, Subseries I-3, GO, VRDO, LOC: Bank of America NA, 0.600%, 03/01/17	23,900
58,930	County of Erie, GO, RAN, 2.000%, 06/30/17	59,135
50,000	County of Nassau, Series B, GO, TAN, 3.000%, 09/15/17	50,429
	Metropolitan Transportation Authority,
78,850	Series D, Subseries D-1, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.650%, 03/07/17	78,850
31,380	Series D, Subseries D-2, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.650%, 03/01/17	31,380
4,930	Series E, Subseries E-2, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.640%, 03/07/17	4,930
19,800	Series E, Subseries E-3, Rev., VRDO, LOC: Bank of Montreal, 0.630%, 03/07/17	19,800
100	Series E, Subseries E-3, Rev., VRDO, LOC: Citibank NA, 0.630%, 03/07/17	100
10,000	Series G, Subseries G-2, Rev., VRDO, LOC: TD Bank NA, 0.630%, 03/07/17	10,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	41

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	New York — continued
	Metropolitan Transportation Authority, Dedicated Tax Fund,
595	Series A, Subseries A-1, Rev., VRDO, LOC: Royal Bank of Canada, 0.570%, 03/01/17	595
51,730	Series A, Subseries A-2, Rev., BAN, 4.000%, 06/01/17	52,134
41,310	Series A-1B, Rev., BAN, 2.000%, 03/01/17	41,310
10,000	Series A-1C, Rev., BAN, 2.000%, 03/01/17	10,000
98,250	Series A-1D, Rev., BAN, 2.000%, 03/01/17	98,250
47,500	Series B, Subseries B-1, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.640%, 03/07/17	47,500
	Nassau County Interim Finance Authority, A Public Benefit Corp. of the State of New York, Sales Tax Secured,
37,375	Series 2008C, Rev., VRDO, 0.630%, 03/07/17	37,375
45,045	Series B, Rev., VRDO, LOC: Sumitomo Mitsui Banking, 0.650%, 03/07/17	45,045
	Nassau Health Care Corp., Nassau County Guaranteed,
10,480	Subseries B-1, Rev., VRDO, LOC: TD Bank NA, 0.630%, 03/07/17	10,480
14,750	Subseries B-2, Rev., VRDO, LOC: TD Bank NA, 0.640%, 03/07/17	14,750
	New York City Health & Hospital Corp., Health System,
8,750	Series B, Rev., VRDO, LOC: TD Bank NA, 0.650%, 03/07/17	8,750
100	Series C, Rev., VRDO, LOC: TD Bank NA, 0.620%, 03/07/17	100
4,760	New York City Housing Development Corp., Multi-Family Housing, Ogden Ave. Apartments, Series A, Rev., VRDO, FNMA, LOC: FNMA, 0.660%, 03/07/17	4,760
2,800	New York City Housing Development Corp., Multi-Family Mortgage, 245 East 124th Street, Series A, Rev., VRDO, AMT, FHLMC, LIQ: FHLMC, 0.650%, 03/07/17	2,800
7,255	New York City Housing Development Corp., Multi-Family Mortgage, 500 East 165th Street Apartments, Series A, Rev., VRDO, LOC: Bank of America NA, 0.660%, 03/07/17	7,255
13,600	New York City Housing Development Corp., Multi-Family Mortgage, Highbridge Apartments, Series A, Rev., VRDO, FNMA, LOC: FNMA, 0.660%, 03/07/17	13,600
43,050	New York City Housing Development Corp., Multi-Family Rental Housing, 90 Washington Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.650%, 03/07/17	43,050

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — continued
10,630	New York City Housing Development Corp., Multi-Family Rental Housing, West 89th Street Development, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.660%, 03/07/17	10,630
26,250	New York City Municipal Water Finance Authority, Water & Sewer System, Series F, Subseries F-2, Rev., VRDO, LOC: Citibank NA, 0.580%, 03/01/17	26,250
	New York City Municipal Water Finance Authority, Water & Sewer System, Fiscal Year 2008,
64,400	Series B, Subseries B-1A, Rev., VRDO, 0.640%, 03/07/17	64,400
23,805	Series B, Subseries B-4, Rev., VRDO, 0.630%, 03/07/17	23,805
	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2008,
29,350	Series BB, Subseries BB-1, Rev., VRDO, 0.600%, 03/07/17	29,350
48,530	Series BB, Subseries BB-2, Rev., VRDO, 0.570%, 03/01/17	48,530
13,000	Series BB, Subseries BB-4, Rev., VRDO, 0.630%, 03/07/17	13,000
36,890	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2009, Series BB, Subseries BB-1, Rev., VRDO, 0.640%, 03/01/17	36,890
	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2011,
8,850	Series DD, Subseries DD-1, Rev., VRDO, 0.570%, 03/01/17	8,850
29,310	Series FF, Subseries FF-1, Rev., VRDO, 0.570%, 03/01/17	29,310
	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2013,
18,750	Series AA, Subseries AA-1, Rev., VRDO, 0.600%, 03/01/17	18,750
37,700	Series AA, Subseries AA-2, Rev., VRDO, 0.640%, 03/07/17	37,700
	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2014,
52,605	Series AA, Subseries AA-3, Rev., VRDO, 0.570%, 03/01/17	52,605
34,900	Series AA, Subseries AA-4, Rev., VRDO, 0.590%, 03/01/17	34,900
18,500	Series AA, Subseries AA-5, Rev., VRDO, 0.650%, 03/01/17	18,500

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	New York — continued
	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2015,
20,985	Series BB, Subseries BB-1, Rev., VRDO, 0.570%, 03/01/17	20,985
56,770	Series BB, Subseries BB-2, Rev., VRDO, 0.570%, 03/01/17	56,770
42,350	Series BB, Subseries BB-3, Rev., VRDO, LOC: Sumitomo Mitsui Banking, 0.640%, 03/07/17	42,350
	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2016,
15,000	Series AA-2, Rev., VRDO, 0.570%, 03/01/17	15,000
62,515	Series AA-2, Rev., VRDO, 0.600%, 03/01/17	62,515
37,500	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2017, Subseries BB-3, Rev., VRDO, LOC: Sumitomo Mitsui Banking, 0.640%, 03/07/17	37,500
66,200	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 1999, Series A-1, Rev., LOC: JPMorgan Chase Bank NA, 0.640%, 03/07/17	66,200
50,510	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2001, Series C, Rev., VRDO, 0.600%, 03/01/17	50,510
	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2003,
61,365	Subseries A-4, Rev., VRDO, 0.600%, 03/01/17	61,365
29,700	Subseries C4, Rev., 0.570%, 03/01/17	29,700
45,000	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2010, Subseries F-5, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.660%, 03/07/17	45,000
2,650	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2013, Series A, Subseries A-4, Rev., VRDO, 0.570%, 03/01/17	2,650
	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2014,
62,500	Subseries D-3, Rev., VRDO, 0.600%, 03/01/17	62,500
58,550	Subseries D-4, Rev., VRDO, 0.600%, 03/01/17	58,550

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — continued
	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2015,
68,515	Subseries A-3, Rev., VRDO, 0.590%, 03/01/17	68,515
650	Subseries A-4, Rev., VRDO, 0.580%, 03/01/17	650
15,700	Subseries E-4, Rev., VRDO, 0.570%, 03/01/17	15,700
8,500	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2016, Subseries A-4, Rev., VRDO, 0.570%, 03/01/17	8,500
	New York City Transitional Finance Authority, New York City Recovery,
2,070	Series 1, Subseries 1A, Rev., VRDO, LIQ: Landesbank Hessen-Thuringen, 0.650%, 03/07/17	2,070
13,010	Series 2, Subseries 2-F, Rev., VRDO, LIQ: Sumitomo Mitsui Banking, 0.640%, 03/01/17	13,010
17,425	Series 3, Subseries 3-G, Rev., VRDO, 0.640%, 03/07/17	17,425
	New York City Transitional Finance Authority, Recovery Bonds,
9,695	Series 1, Subseries 1D, Rev., VRDO, 0.610%, 03/01/17	9,695
1,595	Series 3, Subseries 3F, Rev., VRDO, 0.570%, 03/01/17	1,595
14,085	New York City Trust for Cultural Resources, American Museum of Natural History, Series B3, Rev., VRDO, 0.610%, 03/07/17	14,085
3,160	New York Liberty Development Corp., Series 2015-XF2146, Rev., VRDO, LIQ: Citibank NA, 0.680%, 03/07/17 (e)	3,160
7,400	New York State Dormitory Authority, Series 2016-XF2282, Rev., VRDO, LIQ: Citibank NA, 0.670%, 03/07/17 (e)	7,400
44,700	New York State Dormitory Authority, City University System, CONS Fifth General Resolution, Series D, Rev., VRDO, LOC: TD Bank NA, 0.630%, 03/07/17	44,700
69,525	New York State Dormitory Authority, Court Facilities Lease, Series B, Rev., VRDO, LOC: Mizuho Bank Ltd., 0.680%, 03/07/17	69,525
23,585	New York State Dormitory Authority, St. John’s University, Series B-1, Rev., VRDO, LOC: Bank of America NA, 0.630%, 03/07/17	23,585
	New York State Energy Research & Development Authority, Consolidated Edison Co. of New York, Inc. Project,
17,800	Series A, Subseries A-4, Rev., VRDO, LOC: Bank of Nova Scotia, 0.650%, 03/07/17	17,800

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	43

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	New York — continued
12,700	Series C, Subseries C-1, Rev., VRDO, LOC: Mizuho Corporate Bank, 0.670%, 03/07/17	12,700
	New York State Energy Research & Development Authority, Consolidated Edison Co., Inc. Project,
4,100	Series A, Subseries A-1, Rev., VRDO, LOC: Mizuho Corporate Bank, 0.650%, 03/07/17	4,100
19,920	Series A, Subseries A-3, Rev., VRDO, LOC: Mizuho Corporate Bank, 0.650%, 03/07/17	19,920
2,755	New York State Housing Finance Agency, 10 Barclay Street, Series A, Rev., VRDO, FNMA, LOC: FNMA, 0.560%, 03/07/17	2,755
83,000	New York State Housing Finance Agency, 188 Ludlow Street, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.720%, 03/07/17	83,000
23,250	New York State Housing Finance Agency, 222 East 44th Street Housing, Series A, Rev., VRDO, LOC: Bank of China, 0.730%, 03/07/17	23,250
18,700	New York State Housing Finance Agency, 350 West 43rd Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.640%, 03/01/17	18,700
3,200	New York State Housing Finance Agency, 360 West 43rd Street, Series A, Rev., VRDO, FNMA, LOC: FNMA, 0.660%, 03/07/17	3,200
11,300	New York State Housing Finance Agency, 455 West 37th Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.620%, 03/01/17	11,300
58,310	New York State Housing Finance Agency, 505 West 37th Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.630%, 03/01/17	58,310
21,500	New York State Housing Finance Agency, 555 Tenth Avenue Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.660%, 03/07/17	21,500
25,180	New York State Housing Finance Agency, 606 West 57th Street Housing, Series A, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.650%, 03/07/17	25,180
5,500	New York State Housing Finance Agency, 625 West 57th Street, Series A-1, Rev., VRDO, LOC: Bank of New York Mellon, 0.610%, 03/07/17	5,500

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — continued
102,685	New York State Housing Finance Agency, 8 East 120nd Street Housing, Series A, Rev., VRDO, LOC: TD Bank NA, 0.620%, 03/07/17	102,685
17,760	New York State Housing Finance Agency, 80 Dekalb Avenue, Series B, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.660%, 03/07/17	17,760
50,000	New York State Housing Finance Agency, 88 Leonard Street, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.670%, 03/07/17	50,000
9,550	New York State Housing Finance Agency, Chelsea Arms, Series A, Rev., FNMA, LOC: FNMA, 0.660%, 03/07/17	9,550
3,900	New York State Housing Finance Agency, Clinton Park Phase II, Series A-1, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.660%, 03/07/17	3,900
7,050	New York State Housing Finance Agency, North End, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.640%, 03/07/17	7,050
3,000	New York State Housing Finance Agency, Riverside Center 2 Housing, Subseries A-2, Rev., VRDO, LOC: Bank of America NA, 0.660%, 03/07/17	3,000
6,680	New York State Housing Finance Agency, Talleyrand Crescent, Rev., VRDO, FNMA, LOC: FNMA, 0.650%, 03/07/17	6,680
11,300	New York State Housing Finance Agency, Theater Row, Series A, Rev., VRDO, FHLMC, LOC: FHLMC, 0.660%, 03/07/17	11,300
50,065	New York State Housing Finance Agency, Tribeca Green, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.670%, 03/07/17	50,065
1,800	New York State Housing Finance Agency, Tribeca Landing, Series A, Rev., VRDO, FNMA, LOC: FNMA, 0.660%, 03/07/17	1,800
2,100	New York State Housing Finance Agency, West 23rd Street, Series A, Rev., VRDO, FNMA, LOC: FNMA, 0.660%, 03/07/17	2,100
100	New York State Housing Finance Agency, Weyant Green Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.660%, 03/07/17	100
3,400	New York State Housing Finance Agency, Worth Street, Series A, Rev., VRDO, FNMA, LOC: FNMA, 0.660%, 03/07/17	3,400
11,250	Tender Option Bond Trust Receipts/CTFS, Series 2016-XG0018, Rev., VRDO, LIQ: Bank of America NA, 0.730%, 03/07/17 (e)	11,250

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	New York — continued
	Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels,
435	Series A, Rev., VRDO, LOC: TD Bank NA, 0.630%, 03/07/17	435
16,550	Series B, Subseries B-1, Rev., VRDO, LOC: PNC Bank NA, 0.650%, 03/07/17	16,550
27,650	Series C, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.650%, 03/07/17	27,650

		3,353,983

	North Carolina — 3.2%
25,515	Buncombe County Metropolitan Sewerage District, Series A, Rev., VRDO, 0.620%, 03/07/17	25,515
51,850	City of Charlotte, 2003 Governmental Facilities Projects, Series G, COP, VRDO, LIQ: Wells Fargo Bank NA, 0.610%, 03/07/17	51,850
	City of Charlotte, Charlotte Douglas International Airport,
13,205	Series B, Rev., VRDO, LOC: Bank of America NA, 0.630%, 03/07/17	13,205
6,925	Series C, Rev., VRDO, LOC: Bank of America NA, 0.630%, 03/07/17	6,925
7,675	City of Charlotte, Governmental Facilities, Series F, COP, VRDO, 0.640%, 03/07/17	7,675
19,580	City of Greensboro, Combined Enterprise System, Series A, Rev., VRDO, 0.640%, 03/07/17	19,580
5,230	City of Raleigh, Combined Enterprise System, Series B, Rev., VRDO, 0.630%, 03/07/17	5,230
	City of Raleigh, Downtown Improvement Projects,
40,900	Series A, COP, VRDO, 0.620%, 03/07/17	40,900
61,715	Series B-1, COP, VRDO, 0.620%, 03/07/17	61,715
40,355	Series B-2, COP, VRDO, 0.650%, 03/07/17	40,355
8,125	City of Raleigh, Enterprise System, Series A, Rev., VRDO, 0.630%, 03/07/17	8,125
18,380	Durham County Industrial Facilities & Pollution Control Financing Authority, Research Triangle Institute, Series 2007, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.640%, 03/07/17	18,380
	Forsyth County,
6,135	Series A, GO, VRDO, 0.620%, 03/07/17	6,135
6,000	Series B, GO, VRDO, 0.620%, 03/07/17	6,000
14,600	Series B, GO, VRDO, 0.620%, 03/07/17	14,600
15,600	North Carolina Capital Facilities Finance Agency, NCCU Real Estate, Series A, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.620%, 03/07/17	15,600

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	North Carolina — continued
14,960	North Carolina Medical Care Commission, Health Care Facilities, WakeMed, Series C, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.610%, 03/07/17	14,960
1,665	North Carolina Medical Care Commission, Health System, Catholic Health East Issue, Series 2008, Rev., VRDO, 0.630%, 03/07/17	1,665
24,655	North Carolina Medical Care Commission, Moses Cone Health System, Series A, Rev., VRDO, 0.640%, 03/07/17	24,655
36,875	North Carolina State University at Raleigh, Board of Governors, Series B, Rev., VRDO, 0.610%, 03/07/17	36,875
14,900	Orange Water & Sewer Authority, Series B, Rev., VRDO, 0.620%, 03/07/17	14,900
	University of North Carolina, University Hospital at Chapel Hill,
30,950	Series A, Rev., VRDO, 0.570%, 03/01/17	30,950
12,500	Series A, Rev., VRDO, 0.630%, 03/07/17	12,500
100	Series B, Rev., VRDO, 0.570%, 03/01/17	100
19,190	Series B, Rev., VRDO, 0.610%, 03/07/17	19,190

		497,585

	Ohio — 1.3%
400	City of Blue Ash, Economic Development, Ursuline Academy of Cincinnati Project, Series 2008, Rev., VRDO, LOC: PNC Bank NA, 0.660%, 03/07/17	400
9,555	County of Cuyahoga, Civic Facilities, Rev., VRDO, LOC: PNC Bank NA, 0.650%, 03/07/17	9,555
23,505	County of Cuyahoga, Ohio, Hospital Facilities, Sisters of Charity Health System, Series 2000, Rev., VRDO, LOC: PNC Bank NA, 0.640%, 03/07/17	23,505
	Ohio State University, General Receipts,
500	Rev., VRDO, 0.590%, 03/07/17	500
16,900	Rev., VRDO, 0.610%, 03/07/17	16,900
2,430	Series 2008 B, Rev., VRDO, 0.610%, 03/07/17	2,430
74,075	Series E, Rev., VRDO, 0.610%, 03/07/17	74,075
45,000	Ohio State Water Development Authority, Water Pollution Control Loan Fund, Series 2016 A, Rev., VRDO, LIQ: BMO Harris Bank NA, 0.670%, 03/07/17	45,000
	State of Ohio, Infrastructure Improvement,
18,150	Series A, GO, VRDO, 0.660%, 03/07/17	18,150
10,495	Series B, GO, VRDO, 0.660%, 03/01/17	10,495

		201,010

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	45

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Oregon — 0.1%
15,450	Clackamas County Hospital Facility Authority, Legacy Health System, Series B, Rev., VRDO, LOC: U.S. Bank NA, 0.630%, 03/07/17	15,450
3,635	State of Oregon, Facilities Authority, PeaceHealth, Series B, Rev., VRDO, LOC: U.S. Bank NA, 0.650%, 03/07/17	3,635

		19,085

	Pennsylvania — 2.3%
	Bucks County IDA, Grand View Hospital,
10,835	Series A, Rev., VRDO, LOC: TD Bank NA, 0.630%, 03/07/17	10,835
7,000	Series B, Rev., VRDO, LOC: PNC Bank NA, 0.640%, 03/07/17	7,000
20,125	Butler County General Authority, Series SGC-58, Class A, Rev., LIQ: Societe Generale, 0.640%, 03/07/17	20,125
8,570	Butler County General Authority, North Allegheny School District Project, Series B, Rev., VRDO, 0.650%, 03/07/17	8,570
	City of Philadelphia, Gas Works, 1998 General Ordinance, Eight,
18,115	Series B, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.620%, 03/07/17	18,115
12,900	Series D, Rev., VRDO, LOC: Royal Bank of Canada, 0.640%, 03/07/17	12,900
33,775	County of Allegheny, Series C, GO, VRDO, LOC: PNC Bank NA, 0.640%, 03/07/17	33,775
	County of Montour, Geisinger Authority, Health System, Geisinger Health System,
11,900	Series A, Rev., VRDO, 0.570%, 03/01/17	11,900
22,500	Series B, Rev., VRDO, 0.550%, 03/01/17	22,500
17,155	Delaware Valley Regional Finance Authority, Local Government, Class A, Rev., LIQ: Societe Generale, 0.640%, 03/07/17	17,155
27,350	Fayette County Hospital Authority, Regional Health System, Series A, Rev., VRDO, LOC: PNC Bank NA, 0.640%, 03/07/17	27,350
	Montgomery County Redevelopment Authority, Multi-Family Housing, Brookside Manors Apartments Project,
4,810	Series A, Rev., VRDO, FNMA, LOC: FNMA, 0.640%, 03/07/17	4,810
2,405	Series A-T2, Rev., VRDO, FNMA, LOC: FNMA, 0.640%, 03/07/17	2,405
17,080	Montgomery County Redevelopment Authority, Multi-Family Housing, Kingswood Apartments Project, Series A, Rev., VRDO, FNMA, LOC: FNMA, 0.640%, 03/07/17	17,080

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Pennsylvania — continued
4,500	Pennsylvania Economic Development Financing Authority, Exempt Facilities, PSEG Power LLC Project, Series 2007, Rev., VRDO, AMT, LOC: TD Bank NA, 0.630%, 03/07/17	4,500
12,690	Pennsylvania Housing Finance Agency, Building Development, Rev., VRDO, 0.660%, 03/07/17	12,690
	Pennsylvania Housing Finance Agency, Single Family Mortgage,
11,100	Series 2005-88B, Rev., VRDO, AMT, 0.670%, 03/07/17	11,100
27,495	Series 2005-89, Rev., VRDO, AMT, 0.700%, 03/07/17	27,495
11,290	Series 2006-94B, Rev., VRDO, AMT, 0.670%, 03/07/17	11,290
5,950	Series 2007-99C, Rev., VRDO, 0.670%, 03/07/17	5,950
10,000	Philadelphia Authority, Industrial Development Multi-Modal Lease, Series B-3, Rev., VRDO, LOC: PNC Bank NA, 0.640%, 03/07/17	10,000
20,000	Pittsburgh Water & Sewer Authority, Series B-2, Rev., VRDO, LOC: PNC Bank NA, 0.640%, 03/07/17	20,000
	University of Pittsburgh-of the Commonwealth System of Higher Education,
20,000	Series B, VRDO, 0.800%, 04/03/17	20,000
18,000	Series B-2, VRDO, 0.700%, 03/15/17	18,000

		355,545

	Rhode Island — 0.5%
1,000	Narragansett Bay Commission, Wastewater System, Series A, Rev., VRDO, LOC: TD Bank NA, 0.610%, 03/07/17	1,000
1,640	Rhode Island Health & Educational Building Corp., Educational Institution, International Institute of Rhode Island, Rev., VRDO, LOC: Bank of America NA, 0.800%, 03/07/17	1,640
33,130	Rhode Island Health & Educational Building Corp., Higher Education Facilities, Roger Williams University Issue, Series 2008 B, Rev., VRDO, LOC: U.S. Bank NA, 0.640%, 03/07/17	33,130
7,045	Rhode Island Health & Educational Building Corp., Higher Education Facility, Rhode Island School of Design Issue, Series 2008 B, Rev., VRDO, LOC: TD Bank NA, 0.630%, 03/07/17	7,045
7,000	Rhode Island Housing & Mortgage Finance Corp., Multi-Family Housing, Sutterfield Project, Rev., VRDO, AMT, FHLMC, LIQ: FHLMC, 0.680%, 03/07/17	7,000

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Rhode Island — continued
24,600	Rhode Island Housing & Mortgage Finance Corp., Multi-Family Housing, University Heights Project, Rev., VRDO, AMT, FHLMC, LIQ: FHLMC, 0.680%, 03/07/17	24,600
450	Rhode Island Industrial Facilities Corp., Marine Terminal, ExxonMobil Project, Rev., VRDO, 0.570%, 03/01/17	450

		74,865

	South Carolina — 0.1%
10,000	City of Columbia, Waterworks & Sewer System, Series 2009, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.650%, 03/02/17	10,000
5,325	City of North Charleston, Public Facilities Convention, Convention Center Project, COP, VRDO, LOC: Bank of America NA, 0.650%, 03/07/17	5,325
200	South Carolina Educational Facilities Authority, Morris College Project, Rev., VRDO, LOC: Bank of America NA, 0.900%, 03/02/17	200

		15,525

	South Dakota — 0.3%
	South Dakota Housing Development Authority, Homeownership Mortgage,
28,700	Series 2007I, Rev., VRDO, 0.660%, 03/07/17	28,700
11,700	Series F, Rev., VRDO, AMT, 0.680%, 03/07/17	11,700

		40,400

	Tennessee — 0.7%
8,075	City of Johnson, Health and Educational Facilities Board, Series A, Rev., VRDO, LOC: U.S. Bank NA, 0.640%, 03/07/17	8,075
14,675	Memphis City Health, Educational & Housing Facility Board, Multi-Family Housing, Watergrove Apartments Project, Rev., VRDO, FHLMC, LOC: FHLMC, 0.640%, 03/07/17	14,675
	Metropolitan Government of Nashville & Davidson County, Water & Sewer,
25,000	0.800%, 05/02/17	25,000
57,500	0.840%, 04/04/17	57,500

		105,250

	Texas — 6.7%
9,100	Bexar County Housing Finance Authority, Multi-Family Housing, Altamonte Apartment Projects, Rev., VRDO, FNMA, LOC: FNMA, 0.680%, 03/07/17	9,100
44,775	City of Austin, Airport System, Subseries 2005-4, Rev., VRDO, AMT, AGM, LOC: Sumitomo Mitsui Banking Corp., 0.650%, 03/07/17	44,775

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Texas — continued
	City of Houston, Combined Utility System, First Lien,
21,000	Series 2004B-2, Rev., VRDO, LOC: Citibank NA, 0.650%, 03/07/17	21,000
10,600	Series 2004B-3, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.660%, 03/07/17	10,600
41,700	Series 2004B-4, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.660%, 03/07/17	41,700
24,225	County of Harris, Series SGC-31, Class A, Rev., LIQ: Societe Generale, 0.650%, 03/07/17	24,225
600	County of Jefferson, Port of Port Arthur Navigation District, Fina Oil & Chemical Co. Project, Rev., VRDO, 0.730%, 03/01/17	600
22,100	County of Jefferson, Port of Port Arthur Navigation District, PCR, Texaco, Inc. Project, Series 1994, Rev., VRDO, 0.570%, 03/01/17	22,100
44,515	Crawford Education Facilities Corp., Education, Houston Baptist University Project, Series 2007, Rev., VRDO, LOC: Bank of America NA, 0.690%, 03/07/17 (p)	44,515
12,000	Gulf Coast Waste Disposal Authority, Environmental Facilities, American Acryl LP Project, Series 2003, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.680%, 03/07/17	12,000
	Gulf Coast Waste Disposal Authority, Environmental Facilities, ExxonMobil Project,
7,250	Rev., VRDO, 0.580%, 03/01/17	7,250
21,900	Series B, Rev., VRDO, 0.580%, 03/01/17	21,900
	Gulf Coast Waste Disposal Authority, Pollution Control, Exxon Project,
5,800	Rev., VRDO, 0.560%, 03/01/17	5,800
24,250	Rev., VRDO, 0.560%, 03/01/17	24,250
18,500	Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System, Series D, Rev., VRDO, 0.650%, 03/07/17	18,500
	Lower Neches Valley Authority Industrial Development Corp., Exempt Facilities, Mobil Oil Corp. Project,
65,315	Series 2010, Rev., VRDO, 0.550%, 03/01/17	65,315
5,765	Series 2012, Rev., VRDO, 0.550%, 03/01/17	5,765
	Lower Neches Valley Authority Industrial Development Corp., ExxonMobil Project,
10,050	Series A, Rev., VRDO, 0.570%, 03/01/17	10,050

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	47

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Texas — continued
100	Series A, Subseries A-3, Rev., VRDO, 0.570%, 03/01/17	100
6,750	North Texas Tollway Authority, Series 2016-XG0036, Rev., VRDO, LIQ: Citibank NA, 0.670%, 03/07/17 (e)	6,750
88,255	San Antonio Water System, Series B, 0.700%, 03/02/17	88,255
65,925	State of Texas, Series 2016, GO, VRDO, 0.650%, 03/07/17	65,925
104,000	State of Texas, Transportation Commission Mobility Fund, Series B, GO, VRDO, LIQ: Texas Comptroller of Public Accounts, 0.630%, 03/07/17	104,000
5,240	SunAmerica Taxable Trust, Series 2, Class A, Rev., VRDO, FHLMC, LOC: FHLMC, 0.710%, 03/07/17	5,240
	Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources System,
55,250	Series A, Rev., VRDO, 0.650%, 03/07/17	55,250
18,500	Series B, Rev., VRDO, 0.650%, 03/07/17	18,500
	Tender Option Bond Trust Receipts/CTFS,
9,335	Series 2015-XM0071, Rev., VRDO, AGM, LIQ: Bank of America NA, 0.710%, 03/07/17 (e)	9,335
9,495	Series 2016-XF2321, Rev., VRDO, LIQ: Wells Fargo Bank NA, 0.670%, 03/07/17 (e)	9,495
740	Texas Department of Housing & Community Affairs, Multi-Family Housing, Timber Point Apartments Project, Series A-1, Rev., VRDO, FHLMC, LOC: FHLMC, 0.680%, 03/07/17	740
	Texas Public Finance Authority,
38,530	Series 2003, 0.710%, 04/05/17	38,530
27,960	Series 2008, 0.720%, 04/05/17	27,960
	University of Texas System,
25,000	0.730%, 04/17/17	25,000
25,000	0.740%, 03/01/17	25,000
25,000	Series A, 0.700%, 03/01/17	25,000
25,000	Series A, 0.700%, 04/03/17	25,000
25,000	Series A, 0.730%, 04/07/17	25,000
25,000	Series A, 0.730%, 04/17/17	25,000
14,419	Series A, 0.810%, 05/18/17	14,419
50,000	University of Texas System, Board of Regents, Permanent University Fund, Series A, Rev., VRDO, 0.590%, 03/07/17	50,000

		1,033,944

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Utah — 0.9%
23,700	Central Utah Water Conservancy District, Series A, Rev., VRDO, 0.680%, 03/07/17	23,700
	County of Utah Hospital, IHC Health Services,
7,925	Series B, Rev., VRDO, 0.640%, 03/07/17	7,925
22,150	Series B, Rev., VRDO, 0.640%, 03/07/17	22,150
27,500	Series C, Rev., VRDO, 0.640%, 03/07/17	27,500
32,500	Series D, Rev., VRDO, 0.640%, 03/07/17	32,500
4,900	Murray City, Utah, IHC Health Services, Inc., Series D, Rev., VRDO, 0.560%, 03/01/17	4,900
8,200	Utah County, Utah Hospital, IHC Health Services, Inc., Series C, Rev., VRDO, 0.660%, 03/07/17	8,200
	Utah Housing Finance Agency, Single Family Mortgage,
3,940	Series D-1, Rev., VRDO, LOC: Bayerische Landesbank, 0.710%, 03/07/17	3,940
4,035	Series E-1, Class 1, Rev., VRDO, LIQ: Bayerische Landesbank, 0.710%, 03/07/17	4,035
3,710	Series F-2, Class I, Rev., VRDO, 0.650%, 03/07/17	3,710

		138,560

	Vermont — 0.0% (g)
1,605	Vermont Educational and Health Buildings Financing Agency, Fletcher Allen Health Care Project, Series A, Rev., VRDO, AGM, LOC: TD Bank NA, 0.640%, 03/07/17	1,605

	Virginia — 1.5%
20,470	Arlington County IDA, Multi-family Housing, Gates of Ballston Apartments, Series 2005, Rev., VRDO, LOC: PNC Bank NA, 0.700%, 03/07/17	20,470
20,300	County of Loudon, IDA, Multi-Modal, Howard Huges Medical Institute, Series B, Rev., VRDO, 0.630%, 03/07/17	20,300
22,930	Fairfax County EDA, Smithsonian Institution Issue, Series A, Rev., VRDO, LOC: Northern Trust Co., 0.620%, 03/07/17	22,930
	FHLMC, Multi-Family Housing,
14,709	Series M019, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.660%, 03/07/17	14,709
18,607	Series M020, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.660%, 03/07/17	18,607
18,085	Series M024, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.660%, 03/07/17	18,085
20,990	Series M025, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.670%, 03/07/17	20,990
11,485	Series M026, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.670%, 03/07/17	11,485

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Virginia — continued
	Loudoun County IDA, Howard Hughes Medical Institute,
7,125	Series A, Rev., VRDO, 0.630%, 03/07/17	7,125
700	Series C, Rev., VRDO, 0.630%, 03/07/17	700
15,000	Series D, Rev., VRDO, 0.630%, 03/07/17	15,000
20,500	Series E, Rev., VRDO, 0.630%, 03/07/17	20,500
6,790	Loudoun County Sanitation Authority, Water & Sewer System, Rev., VRDO, LOC: Bank of America NA, 0.620%, 03/07/17	6,790
17,675	Montgomery County IDA, Virginia Tech Foundation, Series A, Rev., VRDO, 0.630%, 03/07/17	17,675
2,230	Virginia College Building Authority, Educational Facilities, 21st Century College & Equipment Programs, Series C, Rev., VRDO, 0.570%, 03/01/17	2,230
9,400	Virginia College Building Authority, Educational Facilities, Washington and Lee University, Series B, Rev., VRDO, 0.620%, 03/07/17	9,400
9,975	Virginia College Building Authority, Educational Facilities, University of Richmond Project, Series 2004, Rev., VRDO, 0.630%, 03/07/17 (e)	9,975

		236,971

	Washington — 1.0%
17,000	Chelan County Public Utility District No.1, Series B, Rev., VRDO, 0.650%, 03/07/17	17,000
22,000	County of King, Sewer, Series B, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.650%, 03/07/17	22,000
29,850	King County Housing Authority, Series A, Rev., VRDO, FHLMC, LOC: FHLMC, 0.660%, 03/07/17	29,850
25,000	Port of Seattle, Subordinate Lien, Series 2008, Rev., VRDO, AMT, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.700%, 03/07/17	25,000
7,500	University of Washington, Series 2015-XF2183, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.670%, 03/07/17 (e)	7,500
2,935	Washington State Housing Finance Commission, Franke Tobey Jones Project, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.650%, 03/07/17	2,935
1,765	Washington State Housing Finance Commission, Local 82—JATC Educational Development Trust Project, Rev., VRDO, LOC: U.S. Bank NA, 0.700%, 03/01/17	1,765
14,660	Washington State Housing Finance Commission, Multi-Family Housing, Seasons Apartments Project, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.700%, 03/07/17	14,660

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Washington — continued
24,910	Washington State Housing Finance Commission, Multi-Family Housing, Urban Center Apartments Project, Series 2012, Rev., VRDO, FHLMC, LOC: FHLMC, 0.630%, 03/07/17	24,910

		145,620

	West Virginia — 0.3%
44,000	West Virginia EDA, Solid Waste Disposal Facilities, Kentucky Power Co., Mitchell Project, Series 2014A, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.660%, 03/07/17	44,000

	Wisconsin — 1.5%
	State of Wisconsin,
16,714	Series 2005, 0.700%, 03/16/17	16,714
40,025	Series 2016, 0.700%, 03/01/17	40,025
13,000	Series 2016, 0.700%, 04/04/17	13,000
29,415	Wisconsin Health & Educational Facilities Authority, Series A, 0.740%, 05/22/17	29,415
	Wisconsin Health & Educational Facilities Authority, Aurora Health Care, Inc.,
19,000	Series C, Rev., VRDO, LOC: Bank of Montreal, 0.580%, 03/01/17	19,000
49,840	Series C, VRDO, 0.650%, 03/01/17	49,840
52,850	Series C, VRDO, 0.830%, 05/02/17	52,850

		232,049

11,205	Wisconsin Housing & EDA, Home Ownership, Series C, Rev., VRDO, 0.640%, 03/07/17	11,205

	Wyoming — 0.2%
10,150	County of Lincoln, Pollution Control, ExxonMobile Project, Series 2014, Rev., VRDO, 0.560%, 03/01/17	10,150
24,450	Sublette County Pollution Control, ExxonMobil Project, Series 2014, Rev., VRDO, 0.560%, 03/01/17	24,450

		34,600

	Total Municipal Bonds (Cost $14,734,681)	14,734,681

SHARES
Variable Rate Demand Preferred Shares — 6.0%
	Nuveen AMT-Free Municipal Credit Income Fund,
147,000	Series 5, LIQ: Societe Generale, 0.740%, 03/07/17 # (e)	147,000
133,300	Series 6, LIQ: Sumitomo Mitsui Banking, 0.740%, 03/07/17 # (e)	133,300

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	49

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Variable Rate Demand Preferred Shares — continued
	Nuveen AMT-Free Quality Municipal Income Fund,
87,500	Series 2, LIQ: Citibank NA, 0.740%, 03/07/17 # (e)	87,500
153,500	Series 3, LIQ: Toronto-Dominion Bank, 0.740%, 03/07/17 # (e)	153,500
	Nuveen California AMT-Free Quality Municipal Income Fund,
26,500	Series 3, LIQ: TD Bank NA, 0.730%, 03/07/17 # (e)	26,500
49,100	Series 5, LIQ: TD Bank NA, 0.730%, 03/07/17 # (e)	49,100
30,000	Series 6, LIQ: Sumitomo Mitsui Banking, 0.720%, 03/07/17 # (e)	30,000
	Nuveen California Quality Municipal Income Fund,
59,200	Series 1, LIQ: Societe Generale, 0.800%, 03/07/17 # (e)	59,200
27,500	Series 2, LIQ: Citibank NA, 0.770%, 03/07/17 # (e)	27,500
14,000	Series 4, LIQ: Royal Bank of Canada, 0.760%, 03/07/17 # (e)	14,000
44,000	Series 5, LIQ: Citibank NA, 0.780%, 03/07/17 # (e)	44,000
20,000	Series 6, LIQ: Citibank NA, 0.780%, 03/07/17 # (e)	20,000

SHARES	SECURITY DESCRIPTION	VALUE($)

	Nuveen New York AMT-Free Quality Municipal Income Fund,
28,600	Series 1, LIQ: Citibank NA, 0.720%, 03/07/17 # (e)	28,600
47,400	Series 2, LIQ: Citibank NA, 0.730%, 03/07/17 # (e)	47,400
8,500	Series 3, LIQ: Citibank NA, 0.730%, 03/07/17 # (e)	8,500
40,000	Series 5, LIQ: TD Bank NA, 0.730%, 03/07/17 # (e)	40,000

	Total Variable Rate Demand Preferred Shares (Cost $916,100)	916,100

	Total Investments — 101.8% (Cost $15,650,781)*	15,650,781
	Liabilities in Excess of Other Assets — (1.8)%	(270,454)

	NET ASSETS — 100.0%	$15,380,327

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Daily Demand Notes — 15.7%
	Nevada — 3.2%
53,200	City of Reno, Sales Tax Revenue, Senior Lien, ReTrac-Reno Transportation Rail Access Corridor Project, Series 2008A, Rev., VRDO, LOC: Bank of New York Mellon, 0.700%, 03/01/17	53,200

	New York — 9.7%
20,000	City of New York, Fiscal Year 2017, Series A, Subseries A-6, GO, VRDO, 0.630%, 03/01/17	20,000
20,000	New York City Industrial Development Agency, 123 Washington LLC Project, Series 2007, Rev., VRDO, LOC: Bank of China, 0.760%, 03/01/17	20,000
	New York State Housing Finance Agency, 350 West 43rd Street Housing,
9,900	Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.640%, 03/01/17	9,900
25,225	Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.640%, 03/01/17	25,225
40,000	New York State Housing Finance Agency, 455 West 37th Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.640%, 03/01/17	40,000
35,000	New York State Housing Finance Agency, 605 West 42nd Street Housing, Series A, Rev., VRDO, LOC: Bank of China, 0.760%, 03/01/17	35,000
9,000	New York State Housing Finance Agency, Manhattan West Residential Housing, Series A, Rev., VRDO, LOC: Bank of China, 0.770%, 03/01/17	9,000
2,600	New York State Mortgage Agency, Homeowner Mortgage, Series 135, Rev., VRDO, AMT, 0.640%, 03/01/17	2,600

		161,725

	Tennessee — 2.2%
6,290	Clarksville Public Building Authority, Rev., VRDO, LOC: Bank of America NA, 0.680%, 03/01/17	6,290
10,000	Clarksville Public Building Authority, Pooled Financing, Rev., VRDO, LOC: Bank of America NA, 0.680%, 03/01/17	10,000
10,940	Clarksville Public Building Authority, Pooled Financing, Tennessee Municipal Bond Board, Series 2004, Rev., VRDO, LOC: Bank of America NA, 0.680%, 03/01/17	10,940
	Montgomery County Public Building Authority, Tennessee County Loan Pool,
4,000	Series 2004, Rev., VRDO, LOC: Bank of America NA, 0.680%, 03/01/17	4,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Tennessee — continued
6,000	Series 2006, Rev., VRDO, LOC: Bank of America NA, 0.680%, 03/01/17	6,000

		37,230

	Virginia — 0.6%
	County of King George, IDA, Birchwood Power Partners,
5,650	Series A, Rev., VRDO, LOC: Mizuho Bank Ltd., 0.620%, 03/01/17	5,650
3,900	Series B, Rev., VRDO, LOC: Mizuho Bank Ltd., 0.620%, 03/01/17	3,900

		9,550

	Total Daily Demand Notes (Cost $261,705)	261,705

Weekly Demand Notes — 76.1%
	California — 4.5%
7,896	California Housing Finance Agency, Series 2016-XF2308, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.870%, 03/07/17 (e)	7,896
7,125	California Statewide Communities Development Authority, Kaiser Permanente, Series C-3, Rev., VRDO, 0.630%, 03/07/17	7,125
210	California Statewide Communities Development Authority, Rady Children’s Hospital, Series C, Rev., VRDO, LOC: Northern Trust Co., 0.590%, 03/07/17	210
31,470	City & County of San Francisco, Multifamily Housing, Taxable, Transbay Block 8 Tower Apartments, Series H-2, Rev., VRDO, LOC: Bank of China, 0.750%, 03/07/17	31,470
200	Metropolitan Water District of Southern California, Series A-1, Rev., VRDO, 0.590%, 03/07/17	200
14,500	Modesto Irrigation District Financing Authority, Municipal Securities Trust Receipts, Class A, Rev., NATL, LIQ: Societe Generale, 0.640%, 03/07/17	14,500
	Tender Option Bond Trust Receipts/CTFS,
9,025	Series 2016-XF0452, Rev., VRDO, LIQ: Toronto-Dominion Bank, 0.700%, 03/07/17 (e)	9,025
2,600	Series 2017-ZM0473, Rev., LIQ: Royal Bank of Canada, 0.690%, 03/07/17	2,600
1,465	Series 2017-ZM0487, Rev., VRDO, LIQ: Royal Bank of Canada, 0.690%, 03/07/17 (e)	1,465

		74,491

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	51

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — continued
	Colorado — 1.2%
390	Colorado Educational & Cultural Facilities Authority, Nature Conservancy Project, Series 2012, Rev., VRDO, 0.640%, 03/07/17	390
20,000	Tender Option Bond Trust Receipts/CTFS, Series 2016-ZF0467, Rev., LIQ: Royal Bank of Canada, 0.730%, 03/07/17 (e)	20,000

		20,390

	Connecticut — 1.9%
15,000	Connecticut Housing Finance Authority, Housing Mortgage Finance Program, Series E, Rev., VRDO, 0.680%, 03/07/17	15,000
16,200	Connecticut State Development Authority, Rev., VRDO, LOC: Bank of Montreal, 0.700%, 03/07/17	16,200

		31,200

	Delaware — 1.6%
26,980	County of New Castle, FlightSafety International, Inc. Project, Rev., VRDO, 0.650%, 03/07/17	26,980

	Florida — 5.4%
17,800	Collier County IDA, Allete, Inc. Project, Series 2006, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.670%, 03/07/17	17,800
12,600	Collier County Industrial Development Authority, Ave Maria Utility Co. Project, Rev., VRDO, LOC: Northern Trust Co., 0.660%, 03/07/17	12,600
15,000	County of Okeechobee, Landfill, Inc. Project, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.670%, 03/07/17	15,000
14,715	Florida Housing Finance Corp., Multi-Family Mortgage, Boynton Bay Apartments, Series I, Rev., VRDO, LOC: Citibank NA, 0.680%, 03/07/17	14,715
	Florida State Department of Environmental Protection, Everglades Restoration,
8,900	Series A, Rev., VRDO, 0.660%, 03/07/17	8,900
9,080	Series B, Rev., VRDO, 0.660%, 03/07/17	9,080
11,270	Sumter County IDA, Solid Waste Disposal, American Cement Co., LLC Project, Rev., VRDO, LOC: Bank of America NA, 0.770%, 03/07/17	11,270

		89,365

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Georgia — 0.7%
12,195	Fulton County Development Authority, Airport Facility, FlightSafety International, Inc. Project, Series B, Rev., VRDO, 0.650%, 03/07/17	12,195
100	Glynn-Brunswick Memorial Hospital Authority, Series 2008B, Rev., VRDO, LOC: TD Bank NA, 0.630%, 03/07/17	100

		12,295

	Idaho — 1.6%
25,970	Idaho Housing & Finance Association, Single Family Mortgage, Series A-3, Class I, Rev., VRDO, AMT, LIQ: Barclays Bank plc, 0.660%, 03/07/17	25,970

	Illinois — 3.2%
12,000	Chicago Midway Airport, Second Lien, Series C-2, Rev., VRDO, AMT, LOC: Bank of Montreal, 0.700%, 03/07/17	12,000
14,900	Illinois Finance Authority, Museum of Science & Industry, Series 2009-D, Rev., VRDO, LOC: Northern Trust Co., 0.650%, 03/07/17	14,900
8,500	Illinois Finance Authority, University of Chicago, Series C, Rev., VRDO, 0.640%, 03/07/17	8,500
17,995	Puttable Floating Option Tax-Exempt Receipts, Series PT-4702, Rev., VRDO, LIQ: Bank of America NA, 0.830%, 03/07/17 (e)	17,995

		53,395

	Indiana — 0.4%
4,100	Indiana Finance Authority, Solid Waste Disposal, Four-Leaf Clover Dairy LLC Project, Rev., VRDO, LOC: Bank of America NA, 0.810%, 03/07/17	4,100
2,500	Tender Option Bond Trust Receipts/CTFS, Series 2016-ZF0280, Rev., LIQ: TD Bank NA, 0.680%, 03/07/17	2,500

		6,600

	Iowa — 0.7%
10,910	Iowa Finance Authority, Multi-Family Housing, Series A, Rev., VRDO, AMT, 0.670%, 03/07/17	10,910

	Kansas — 1.2%
20,780	City of Wichita, Airport Facility, FlightSafety International, Inc., Series VIII, Rev., VRDO, 0.650%, 03/07/17	20,780

	Kentucky — 1.1%
12,950	Kenton County Airport Board, Special Facilities, FlightSafety International, Inc. Project, Series A, Rev., VRDO, 0.650%, 03/07/17	12,950

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — continued
	Kentucky — continued
5,740	Maysville Industrial Bldg., Green Tokai Co., Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.680%, 03/07/17	5,740

		18,690

	Maine — 2.5%
	Maine State Housing Mortgage Authority,
25,175	Series E-3, Rev., VRDO, AMT, 0.690%, 03/07/17	25,175
17,185	Series G, Rev., VRDO, AMT, 0.690%, 03/07/17	17,185

		42,360

	Maryland — 5.8%
	Maryland Community Development Administration, Department of Housing & Community Development, Residential,
24,700	Series G, Rev., VRDO, AMT, 0.690%, 03/07/17	24,700
50,700	Series J, Rev., VRDO, AMT, 0.670%, 03/07/17	50,700
13,900	Prince Georges County Housing Authority, Multi-Family, Allentowne Apartments Project, Rev., VRDO, FHLMC, LOC: FHLMC, 0.660%, 03/07/17	13,900
7,020	Tender Option Bond Trust Receipts/CTFS, Series 2016-XG0006, Rev., VRDO, LIQ: Bank of America NA, 0.760%, 03/07/17 (e)	7,020

		96,320

	Michigan — 0.8%
14,200	Michigan State Housing Development Authority, Rental Housing, Series C, Rev., VRDO, LIQ: Royal Bank of Canada, 0.720%, 03/07/17	14,200

	Minnesota — 0.4%
7,000	Oakdale Multifamily, Housing Cottage Homesteads, Rev., VRDO, FHLMC, LOC: FHLMC, 0.700%, 03/07/17	7,000

	Nevada — 1.1%
17,850	Nevada Housing Division, Multi-Unit Housing, Reno Apartments, Series A, Rev., VRDO, FNMA, LOC: FNMA, 0.660%, 03/07/17	17,850

	New Hampshire — 0.6%
10,760	Tender Option Bond Trust Receipts/CTFS, Series 2015-XF0037, Rev., VRDO, FHA, LIQ: Toronto-Dominion Bank, 0.840%, 03/07/17 (e)	10,760

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New Jersey — 1.0%
17,200	New Jersey Housing & Mortgage Finance Agency, Single Family Housing, Series R, Rev., VRDO, AMT, 0.690%, 03/07/17	17,200

	New York — 7.7%
14,800	City of New York, Fiscal Year 2008, Series J, Subseries J-8, GO, VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.680%, 03/07/17	14,800
13,310	Erie County Industrial Development Agency, Series 2008, Rev., VRDO, LOC: Manufacturers & Trader Trust Co., 0.740%, 03/07/17	13,310
20,000	New York City Housing Development Corp., Multi-Family Mortgage, Related-Upper East, Series A, Rev., VRDO, AMT, LOC: Landesbank Baden-Wuerttemberg, 0.660%, 03/07/17	20,000
19,000	New York City Industrial Development Agency, Special Facility, Air Express International Corp. Project, Rev., VRDO, LOC: Citibank NA, 0.670%, 03/07/17	19,000
10,000	New York Liberty Development Corp., Series 2015-XF2023, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.690%, 03/07/17 (e)	10,000
9,000	New York State Energy Research & Development Authority, Consolidated Edison Co. of New York, Inc. Project, Series 2004C, Subseries C-1, Rev., VRDO, LOC: Mizuho Corporate Bank, 0.670%, 03/07/17	9,000
21,550	New York State Housing Finance Agency, 222 East 44th Street Housing, Series A, Rev., VRDO, LOC: Bank of China, 0.730%, 03/07/17	21,550
10,400	New York State Housing Finance Agency, 250 West 93rd Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.690%, 03/07/17	10,400
9,505	Port Authority of New York & New Jersey, Series 2016-ZF2380, Rev., VRDO, LIQ: Citibank NA, 0.700%, 03/07/17 (e)	9,505

		127,565

	North Carolina — 1.5%
5,840	Mecklenburg County Industrial Facilities & Pollution Control Financing Authority, Industrial Development, Ferguson Supply & Box Mfg. Co. & Fergie-Burgess, LLC Project, Rev., VRDO, LOC: Bank of America NA, 0.810%, 03/07/17	5,840
5,000	North Carolina Capital Facilities Finance Agency, Educational Facilities, Series 2016-ZM0153, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.670%, 03/07/17 (e)	5,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	53

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — continued
	North Carolina — continued
9,800	Person County Industrial Facilities & Pollution Control Financing Authority, Recovery Zone Facility, CertainTeed Gypsum NC, Inc., Series 2010, Rev., VRDO, LOC: Credit Industrial ET, 0.680%, 03/07/17	9,800
3,925	Union County Industrial Facilities and Pollution Control Financing Authority, Darnel, Inc. Project, Series 2007, Rev., VRDO, LOC: Citibank NA, 0.670%, 03/07/17	3,925

		24,565

	North Dakota — 2.1%
	North Dakota Housing Finance Agency, Housing Finance Program, Home Mortgage,
7,155	Series A, Rev., VRDO, 0.670%, 03/07/17	7,155
27,055	Series B, Rev., VRDO, AMT, 0.670%, 03/07/17	27,055

		34,210

	Ohio — 0.3%
5,640	Ohio Housing Finance Agency, Residential Mortgage, Mortgage-Backed Securities Program, Series I, Rev., VRDO, GNMA/FNMA/FHLMC, 0.650%, 03/07/17	5,640

	Oregon — 2.5%
41,265	Port of Portland, Oregon Portland International Airport, Series 18B, Rev., VRDO, LOC: Industrial & Commercial Bank of China, 0.730%, 03/07/17	41,265

	Pennsylvania — 3.6%
3,900	County of Allegheny, Residential Finance Authority, Single Family Mortgage, Series PP, Rev., VRDO, AMT, GNMA COLL, 0.920%, 03/07/17	3,900
14,165	Delaware Valley Regional Financial Authority, Series SGC-63, Class A, Rev., LIQ: Societe Generale, 0.640%, 03/07/17 (e)	14,165
	Pennsylvania Housing Finance Agency, Single Family Mortgage,
745	Series 2004-83C, Rev., VRDO, AMT, 0.700%, 03/07/17	745
800	Series 2005-88C, Rev., VRDO, AMT, 0.670%, 03/07/17	800
17,225	Series 2006-93B, Rev., VRDO, 0.680%, 03/07/17	17,225
17,905	Series 2007-98C, Rev., VRDO, 0.680%, 03/07/17	17,905
5,000	Series 2007-99C, Rev., VRDO, 0.680%, 03/07/17	5,000

		59,740

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Rhode Island — 0.1%
2,100	Rhode Island Housing & Mortgage Finance Corp., Multi-Family Housing, University Heights Project, Rev., VRDO, AMT, FHLMC, LIQ: FHLMC, 0.680%, 03/07/17	2,100

	South Carolina — 0.3%
5,000	Tender Option Bond Trust Receipts/CTFS, Series 2015-XF2204, Rev., VRDO, LIQ: Citibank NA, 0.670%, 03/07/17 (e)	5,000

	South Dakota — 0.7%
11,000	South Dakota Housing Development Authority, Home Ownership Mortgage, Series F, Rev., VRDO, AMT, 0.680%, 03/07/17	11,000

	Tennessee — 2.0%
9,000	Jackson Industrial Development Board, Industrial Development, General Cable Corp. Project, Rev., VRDO, LOC: PNC Bank NA, 0.710%, 03/07/17	9,000
10,970	Metropolitan Government of Nashville & Davidson County, Health & Educational Facilities Board, Multi-Family Housing, The Retreat at Dry Creek Farms Apartments Project, Rev., VRDO, LOC: Citibank NA, 0.700%, 03/07/17	10,970
14,000	Wilson County, Tennessee Sports Authority, Rev., VRDO, LOC: PNC Bank NA, 0.660%, 03/07/17	14,000

		33,970

	Texas — 9.2%
13,695	County of Harris, Series SGC-31, Class A, Rev., LIQ: Societe Generale, 0.640%, 03/07/17	13,695
12,845	Montgomery Country Housing Finance Corp., Multi-Family Housing, Park at Woodline Townhomes, Rev., VRDO, LOC: Citibank NA, 0.710%, 03/07/17	12,845
10,950	North Texas Tollway Authority, Series 2016-XF2220, Rev., VRDO, LIQ: Citibank NA, 0.670%, 03/07/17 (e)	10,950
4,500	San Jacinto Community College District, Series 2015-XF2010, GO, VRDO, LIQ: Morgan Stanley Bank, 0.670%, 03/07/17 (e)	4,500
	State of Texas,
15,000	Series 2017, GO, VRDO, 0.670%, 03/07/17	15,000
21,995	Series C, GO, VRDO, 0.680%, 03/07/17	21,995
9,920	SunAmerica Taxable Trust, Series 2, Class A, Rev., VRDO, FHLMC, LOC: FHLMC, 0.700%, 03/07/17	9,920

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — continued
	Texas — continued
15,000	Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources System, Series 2012-B, Rev., VRDO, 0.650%, 03/07/17	15,000
36,455	Tender Option Bond Trust Receipts/CTFS, Series 2016-ZF0465, Rev., LIQ: Royal Bank of Canada, 0.730%, 03/07/17 (e)	36,455
12,820	Texas Department of Housing & Community Affairs, Single Family Mortgage, Series D, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, LIQ: Texas Comptroller of Public Accounts, 0.670%, 03/07/17	12,820

		153,180

	Utah — 4.2%
	Utah Housing Corp., Single Family Mortgage,
3,260	Series A-1, Class I, Rev., VRDO, 0.710%, 03/07/17	3,260
2,675	Series A-2, Class I, Rev., VRDO, 0.710%, 03/07/17	2,675
4,605	Series B, Class I, Rev., VRDO, 0.710%, 03/07/17	4,605
5,625	Series C-2, Class I, Rev., VRDO, FHA, 0.710%, 03/07/17	5,625
5,130	Series D-2, Class I, Rev., VRDO, 0.710%, 03/07/17	5,130
48,265	Wells Fargo Stage Trust, Various States, Series 33C, Rev., VRDO, LIQ: Wells Fargo Bank NA, 0.690%, 03/07/17 (e)	48,265

		69,560

	Virginia — 4.2%
	FHLMC, Multi-Family Housing,
27,760	Series M015, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.660%, 03/07/17	27,760
21,025	Series M025, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.660%, 03/07/17	21,025
21,935	Series M026, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.660%, 03/07/17	21,935

		70,720

	Washington — 1.7%
10,000	Port Grays Harbor Industrial Development Corp., Murphy Co. Project, Rev., VRDO, LOC: U.S. Bank NA, 0.700%, 03/07/17	10,000
17,750	Port of Seattle, Subordinate Lien, Series 2008, Rev., VRDO, AMT, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.710%, 03/07/17	17,750

		27,750

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Wisconsin — 0.1%
1,560	Wisconsin Housing & EDA, Home Ownership, Series 2016-XM0264, Rev., VRDO, LIQ: Citibank NA, 0.700%, 03/07/17 (e)	1,560

	Wyoming — 0.2%
4,100	Wyoming Community Development Authority, Composite Reoffering Housing, Series 6, Rev., VRDO, 0.670%, 03/07/17	4,100

	Total Weekly Demand Notes (Cost $1,268,681)	1,268,681

SHARES
Variable Rate Demand Preferred Shares — 7.8%
	Nuveen AMT-Free Quality Municipal Income Fund
25,000	Series 3, LIQ: Toronto-Dominion Bank, 0.730%, 03/07/17 # (e)	25,000
40,000	Series 4, LIQ: Barclays Bank plc, 0.760%, 03/07/17 # (e)	40,000
	Nuveen California Quality Municipal Income Fund
10,000	Series 4, LIQ: Royal Bank of Canada, 0.760%, 03/07/17 # (e)	10,000
5,000	Series 6, LIQ: Citibank NA, 0.770%, 03/07/17 # (e)	5,000
	Nuveen Quality Municipal Income Fund
40,000	Series 1, LIQ: Barclays Bank plc, 0.800%, 03/07/17 # (e)	40,000
9,700	Series 3, LIQ: Barclays Bank plc, 0.800%, 03/07/17 # (e)	9,700

	Total Variable Rate Demand Preferred Shares (Cost $129,700)	129,700

	Total Investments — 99.6% (Cost $1,660,086)*	1,660,086
	Other Assets in Excess of Liabilities — 0.4%	5,977

	NET ASSETS — 100.0%	$1,666,063

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	55

J.P. Morgan Money Market Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF February 28, 2017

AGM	— Insured by Assured Guaranty Municipal Corp.
AMT	— Alternative Minimum Tax
BAN	— Bond Anticipation Note
BHAC	— Insured by Berkshire Hathaway Assurance Corp.
COLL	— Collateral
CONS	— Consolidated Bonds
COP	— Certificate of Participation
CR	— Custodial Receipts
DN	— Discount Notes
EAGLE	— Earnings of accrual generated on local tax-exempt securities
EDA	— Economic Development Authority
FFCB	— Federal Farm Credit Bank
FGIC	— Insured by Financial Guaranty Insurance Co.
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
FSA	— Insured by Financial Security Assurance, Inc.
GNMA	— Government National Mortgage Association
GO	— General Obligation
IDA	— Industrial Development Authority
IDR	— Industrial Development Revenue
LIQ	— Liquidity Agreement
LOC	— Letter of Credit
MTA	— Metropolitan Transportation Authority
NATL	— Insured by National Public Finance Guarantee Corp.
PCR	— Pollution Control Revenue
RAN	— Revenue Anticipation Note
RE	— Reinsured
Rev.	— Revenue
TAN	— Tax Anticipation Note
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of February 28, 2017.
VRDO	— Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of February 28, 2017.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(n)	— The rate shown is the effective yield at the date of purchase.
(p)	— Security is prerefunded or escrowed to maturity.
(t)	— The date shown represents the earliest of the next put date, next demand date or final maturity date.
*	— The cost of securities is substantially the same for federal income tax purposes.
#	— Variable Rate Demand Preferred Shares of a closed-end investment company which have a weekly demand feature. The interest rate shown is the rate in effect as of February 28, 2017.

Additional Investment Information:

[1] Agency Joint Trading Account I — At February 28, 2017, certain Funds had undivided interests in the Agency Joint Trading Account I with a maturity date of March 01, 2017, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
U.S. Government Money Market Fund	$5,100,000	$5,100,076	$5,202,503

Repurchase Agreements — At February 28, 2017, the Principal Amounts of certain Funds’ interests in the Agency Joint Trading Account I were as follows (amounts in thousands):

Counterparty	Interest Rate	U.S. Government Money Market Fund
BNP Paribas	0.540%	$1,450,000
Credit Agricole Corporate & Investment Bank SA	0.530%	500,000
MUFG Securities Americas, Inc.	0.540%	500,000
TD Securities USA LLC	0.540%	500,000
Wells Fargo Securities LLC	0.540%	2,150,000
Total		$5,100,000

At February 28, 2017, the Agency Joint Trading Account I was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
FFCB	0.960%	05/16/19
FHLMC	1.500% to 7.500%	11/01/18 to 12/01/47
FNMA	1.500% to 7.500%	04/01/18 to 07/25/54
GNMA	2.000% to 6.500%	06/20/19 to 12/20/66
Tennessee Valley Authority	0.000% to 5.250%	03/14/17 to 09/15/39
U.S. Treasury Securities	0.000% to 5.375%	03/31/17 to 08/15/46

[2] Agency Joint Trading Account II — At February 28, 2017, certain Funds had undivided interests in the Agency Joint Trading Account II with a maturity date of March 01, 2017, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
U.S. Government Money Market Fund	$596,573	$596,582	$608,504

Repurchase Agreements — At February 28, 2017, the Principal Amounts of certain Funds’ interests in the Agency Joint Trading Account II were as follows (amounts in thousands):

Counterparty	Interest Rate	U.S. Government Money Market Fund
Citibank NA	0.540%	$142,041
Citigroup Global Markets, Inc.	0.540%	142,041
Merrill Lynch PFS, Inc.	0.540%	312,491
Total		$596,573

At February 28, 2017, the Agency Joint Trading Account II was fully collateralized by:

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

Issuer	Interest Rates	Maturity Dates
FHLB	0.875%	03/10/17
FHLMC	1.851% to 8.500%	03/27/19 to 02/01/47
FNMA	0.000% to 7.000%	03/25/17 to 03/01/47
GNMA	2.477% to 8.000%	06/15/18 to 12/20/66
U.S. Treasury Securities	0.000% to 6.000%	04/20/17 to 05/15/46

[3] Treasury Joint Trading Account I — At February 28, 2017, certain Funds had undivided interests in the Treasury Joint Trading Account I with a maturity date of March 01, 2017, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
Liquid Assets Money Market Fund	$98,916	$98,917	$100,895
U.S. Government Money Market Fund	$409,629	$409,635	$417,826
U.S. Treasury Plus Money Market Fund	$1,402,218	$1,402,238	$1,430,276

Repurchase Agreements — At February 28, 2017, the Principal Amounts of certain Funds’ interests in the Treasury Joint Account I were as follows (amounts in thousands):

Counterparty	Interest Rate	Liquid Assets Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Plus Money Market Fund
Bank of Nova Scotia	0.520%	$318,460
Citibank NA	0.520%	318,460
Wells Fargo Securities LLC	0.520%	636,921
Wells Fargo Securities LLC	0.520%	636,922
Total		$1,910,763

At February 28, 2017, the Treasury Joint Account I was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
U.S. Treasury Securities	0.125% to 8.750%	03/31/17 to 02/15/47

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	57

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2017

(Amounts in thousands, except per share amounts)

	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$26,603,875	$609,060	$71,294,501	$11,825,997
Repurchase agreements, at value	3,748,000	151,916	74,592,545	12,416,531

Total investment securities, at value	30,351,875	760,976	145,887,046	24,242,528
Cash	600,006	15,001	4,605,200	500,009
Receivables:
Investment securities sold	625	—	1,200,979	—
Fund shares sold	—	—	5,774	—
Interest from non-affiliates	15,289	307	87,512	16,554

Total Assets	30,967,795	776,284	151,786,511	24,759,091

LIABILITIES:
Payables:
Distributions	13,479	242	27,980	3,439
Investment securities purchased	434,901	1,500	—	—
Fund shares redeemed	—	—	2,537	—
Accrued liabilities:
Investment advisory fees	1,779	932	7,427	1,403
Administration fees	1,539	29	6,740	1,238
Distribution fees	24	33	738	214
Shareholder servicing fees	898	87	5,707	853
Custodian and accounting fees	1,281	143	219	93
Trustees’ and Chief Compliance Officer’s fees	183	6	65	—
Printing and mailing cost	575	58	104	26
Registration and filing fees	—	12	8,600	537
Transfer agency fees	684	155	439	126
Other	626	99	258	130

Total Liabilities	455,969	3,296	60,814	8,059

Net Assets	$30,511,826	$772,988	$151,725,697	$24,751,032

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
NET ASSETS:
Paid-in-Capital	$30,503,246	$773,212	$151,723,716	$24,751,545
Accumulated undistributed (distributions in excess of) net investment income	(803)	(223)	(1,364)	(535)
Accumulated net realized gains (losses)	9	(1)	3,345	22
Net unrealized appreciation (depreciation)	9,374	—	—	—

Total Net Assets	$30,511,826	$772,988	$151,725,697	$24,751,032

Net Assets:
Class C	$4,289	$33,104	$—	$578,579
Agency	1,002,964	36,107	12,887,975	837,723
Capital	20,091,103	105,366	86,200,153	—
Direct	—	—	193,840	5,812
Eagle Class	—	—	1,215,409	20
E*Trade	—	—	66,010	—
IM	2,010,581	—	589,694	7,449,646
Institutional Class	6,081,787	286,502	36,869,073	14,813,061
Investor	—	3,933	919,604	71,303
Morgan	534,288	144,168	2,460,361	244,830
Premier	687,368	156,136	7,765,009	640,584
Reserve	99,446	7,672	119,542	109,454
Service	—	—	2,439,027	20

Total	$30,511,826	$772,988	$151,725,697	$24,751,032

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class C	4,288	33,106	—	578,579
Agency	1,002,545	36,110	12,887,836	837,740
Capital	20,083,502	105,366	86,199,037	—
Direct	—	—	193,837	5,812
Eagle Class	—	—	1,215,392	20
E*Trade	—	—	66,009	—
IM	2,009,791	—	589,690	7,449,818
Institutional Class	6,079,370	286,527	36,868,531	14,813,368
Investor	—	3,934	919,590	71,304
Morgan	534,100	144,178	2,460,331	244,832
Premier	687,085	156,148	7,764,904	640,593
Reserve	99,404	7,672	119,540	109,455
Service	—	—	2,438,991	20
Net Asset Value, offering and redemption price per share (all classes)	$1.0004	$1.00	$1.00	$1.00

Cost of investments in non-affiliates	$26,594,501	$609,060	$71,294,501	$11,825,997
Cost of repurchase agreements	3,748,000	151,916	74,592,545	12,416,531

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	59

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands, except per share amounts)

	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$3,046,869	$24,865,786	$15,650,781	$1,660,086
Cash	14,994	600,017	36	44
Receivables:
Investment securities sold	—	—	8,778	4,791
Fund shares sold	5,997	—	—	—
Interest from non-affiliates	1,574	17,346	18,072	1,894
Prepaid expenses	—	—	—	76

Total Assets	3,069,434	25,483,149	15,677,667	1,666,891

LIABILITIES:
Payables:
Distributions	684	3,539	3,859	71
Investment securities purchased	—	499,343	289,622	—
Fund shares redeemed	4,519	—	—	—
Accrued liabilities:
Investment advisory fees	173	1,529	785	—
Administration fees	152	1,330	706	18
Distribution fees	4	89	447	206
Shareholder servicing fees	178	1,386	1,537	328
Custodian and accounting fees	17	81	117	21
Trustees’ and Chief Compliance Officer’s fees	4	48	4	—
Printing and mailing cost	363	12	86	139
Registration and filing fees	182	1	—	30
Transfer agency fees	26	115	84	10
Other	36	128	93	5

Total Liabilities	6,338	507,601	297,340	828

Net Assets	$3,063,096	$24,975,548	$15,380,327	$1,666,063

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
NET ASSETS:
Paid-in-Capital	$3,063,288	$24,976,166	$15,380,406	$1,665,991
Accumulated undistributed (distributions in excess of) net investment income	(201)	(602)	(280)	(9)
Accumulated net realized gains (losses)	9	(16)	201	81

Total Net Assets	$3,063,096	$24,975,548	$15,380,327	$1,666,063

Net Assets:
Agency	$133,227	$1,848,739	$437,689	$35,608
Capital	—	11,630,048	—	—
Direct	—	—	20	—
Eagle Class	—	—	—	619,001
E*Trade	—	—	—	—
Institutional Class	2,767,271	9,414,776	10,567,571	303,233
Morgan	53,090	1,148,892	11,468	312,787
Premier	109,282	857,883	1,713,414	31,528
Reserve	226	75,190	2,650,165	152
Service	—	20	—	363,754

Total	$3,063,096	$24,975,548	$15,380,327	$1,666,063

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Agency	133,252	1,848,767	437,680	35,607
Capital	—	11,630,311	—	—
Direct	—	—	20	—
Eagle Class	—	—	—	618,971
E*Trade	—	—	—	—
Institutional Class	2,767,707	9,414,985	10,567,352	303,222
Morgan	53,097	1,148,907	11,467	312,772
Premier	109,300	857,896	1,713,364	31,527
Reserve	226	75,190	2,650,069	152
Service	—	20	—	363,730
Net Asset Value, offering and redemption price per share (all classes)	$1.00	$1.00	$1.00	$1.00

Cost of investments in non-affiliates	$3,046,869	$24,865,786	$15,650,781	$1,660,086

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	61

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 28, 2017

(Amounts in thousands)

	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$423,167	$31,218	$533,087	$90,657
Interest income from affiliates	1,972	61	8,203	1,169
Income from interfund lending (net)	—	8	23	—

Total investment income	425,139	31,287	541,313	91,826

EXPENSES:
Investment advisory fees	52,821	4,348	88,272	16,402
Administration fees	46,417	3,828	77,204	14,367
Distribution fees (See Note 4)	8,631	4,870	12,179	3,887
Shareholder servicing fees (See Note 4)	58,081	8,925	114,071	18,714
Custodian and accounting fees	3,374	278	1,726	475
Interest expense to affiliates	— (a)	—	—	—
Professional fees	1,129	84	1,176	254
Trustees’ and Chief Compliance Officer’s fees	474	52	381	56
Printing and mailing costs	146	495	609	56
Registration and filing fees	766	226	9,444	706
Transfer agency fees (See Note 2.E.)	2,286	309	1,940	449
Other	641	117	342	159

Total expenses	174,766	23,532	307,344	55,525

Less fees waived	(33,046)	(6,626)	(90,134)	(11,020)
Less earnings credits	(82)	(2)	(79)	(11)
Less expense reimbursements	(219)	(3)	(355)	(23)

Net expenses	141,419	16,901	216,776	44,471

Net investment income (loss)	283,720	14,386	324,537	47,355

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	1,011	88	6,438	185
Change in net unrealized appreciation/depreciation on investments in non-affiliates	9,374	—	—	—

Net realized/unrealized gains (losses)	10,385	88	6,438	185

Change in net assets resulting from operations	$294,105	$14,474	$330,975	$47,540

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund		Municipal Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$14,072		$96,290	$78,034		$12,804
Interest income from affiliates	39		1,348	—		—

Total investment income	14,111		97,638	78,034		12,804

EXPENSES:
Investment advisory fees	2,481		18,860	12,566		1,972
Administration fees	2,174		16,519	11,019		1,730
Distribution fees (See Note 4)	100		1,666	10,293		10,126
Shareholder servicing fees (See Note 4)	3,709		24,661	28,477		7,072
Custodian and accounting fees	97		481	477		114
Interest expense to affiliates	—		—	1		2
Professional fees	79		347	274		81
Trustees’ and Chief Compliance Officer’s fees	37		118	48		30
Printing and mailing costs	887		71	69		262
Registration and filing fees	232		240	202		297
Transfer agency fees (See Note 2.E.)	113		519	349		58
Other	37		168	118		28

Total expenses	9,946		63,650	63,893		21,772

Less fees waived	(2,860)		(11,916)	(17,695)		(10,460)
Less earnings credits	—	(a)	(6)	—	(a)	—
Less expense reimbursements	—		— (a)	—	(a)	(1)

Net expenses	7,086		51,728	46,198		11,311

Net investment income (loss)	7,025		45,910	31,836		1,493

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	181		263	359		350

Change in net assets resulting from operations	$7,206		$46,173	$32,195		$1,843

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Year Ended February 29, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$283,720	$134,486	$14,386	$12,860
Net realized gain (loss)	1,011	371	88	79
Change in net unrealized appreciation/depreciation	9,374	—	—	—

Change in net assets resulting from operations	294,105	134,857	14,474	12,939

DISTRIBUTIONS TO SHAREHOLDERS:
Class B (a)
From net investment income	—	— (b)	—	— (b)
Class C
From net investment income	(3)	(2)	(34)	(53)
From net realized gains	— (b)	— (b)	(9)	(5)
Agency
From net investment income	(16,274)	(4,977)	(297)	(58)
From net realized gains	(64)	(17)	(11)	(1)
Capital
From net investment income	(187,679)	(96,527)	(3,183)	(4,571)
From net realized gains	(531)	(168)	(1)	(29)
Cash Management
From net investment income	(15)	(85)	—	—
From net realized gains	—	(2)	—	—
Direct
From net investment income	(1,651)	(1,289)	—	—
From net realized gains	—	(4)	—	—
Eagle Class
From net investment income	(28)	(35)	—	—
From net realized gains	—	(1)	—	—
E*Trade (c)
From net investment income	—	—	(24)	(604)
From net realized gains	—	—	— (b)	(58)
IM
From net investment income	(11,130)	(4,235)	—	—
From net realized gains	(69)	(5)	—	—
Institutional Class
From net investment income	(61,505)	(26,145)	(10,080)	(7,335)
From net realized gains	(280)	(56)	(40)	(51)
Investor
From net investment income	(635)	(204)	(38)	(18)
From net realized gains	—	(3)	(1)	(1)
Morgan
From net investment income	(1,600)	(254)	(376)	(167)
From net realized gains	(23)	(5)	(34)	(17)
Premier
From net investment income	(2,937)	(447)	(191)	(29)
From net realized gains	(30)	(6)	(5)	(1)
Reserve
From net investment income	(170)	(105)	(15)	(17)
From net realized gains	(5)	(2)	(1)	(2)
Service
From net investment income	(96)	(181)	(3)	(9)
From net realized gains	—	(4)	—	(1)

Total distributions to shareholders	(284,725)	(134,759)	(14,343)	(13,027)

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Year Ended February 29, 2016
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	$(75,952,401)	$(9,582,493)	$(12,383,692)	$(6,935,158)

NET ASSETS:
Change in net assets	(75,943,021)	(9,582,395)	(12,383,561)	(6,935,246)
Beginning of period	106,454,847	116,037,242	13,156,549	20,091,795

End of period	$30,511,826	$106,454,847	$772,988	$13,156,549

Accumulated undistributed (distributions in excess of) net investment income	$(803)	$(800)	$(223)	$(368)

(a)	All remaining Class B Shares converted to Morgan Shares on June 19, 2015.
(b)	Amount rounds to less than 500.
(c)	E*Trade Shares of Liquid Assets Money Market Fund had no assets from the close of business on October 19, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Year Ended February 29, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$324,537	$16,928	$47,355	$3,591
Net realized gain (loss)	6,438	549	185	119

Change in net assets resulting from operations	330,975	17,477	47,540	3,710

DISTRIBUTIONS TO SHAREHOLDERS:
Class C
From net investment income	—	—	—	— (a)
From net realized gains	—	—	(1)	(1)
Agency
From net investment income	(23,814)	(2,033)	(1,814)	(123)
From net realized gains	(238)	(92)	(2)	(7)
Capital
From net investment income	(215,351)	(10,376)	—	—
From net realized gains	(1,794)	(246)	—	—
Direct
From net investment income	(622)	(144)	(257)	(50)
From net realized gains	(4)	(9)	— (a)	(6)
Eagle Class
From net investment income	(78)	(36)	—	—
From net realized gains	(23)	(4)	—	—
E*Trade (b)
From net investment income	(2)	—	—	—
From net realized gains	— (a)	—	—	—
IM
From net investment income	(1,580)	(313)	(17,140)	(1,463)
From net realized gains	(15)	(5)	(13)	(27)
Institutional Class
From net investment income	(78,000)	(2,982)	(28,021)	(1,983)
From net realized gains	(764)	(84)	(33)	(64)
Investor
From net investment income	(428)	(310)	(13)	— (a)
From net realized gains	(20)	(31)	— (a)	(1)
Morgan
From net investment income	(363)	(216)	(7)	(1)
From net realized gains	(44)	(23)	(2)	(5)
Premier
From net investment income	(4,161)	(569)	(103)	(1)
From net realized gains	(144)	(72)	(1)	(2)
Reserve
From net investment income	(6)	(7)	— (a)	(2)
From net realized gains	(2)	— (a)	— (a)	(5)
Service
From net investment income	(131)	(67)	—	—
From net realized gains	(46)	(4)	—	—

Total distributions to shareholders	(327,630)	(17,623)	(47,407)	(3,741)

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Year Ended February 29, 2016
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	$91,352,791	$288,249	$7,722,382	$3,069,769

NET ASSETS:
Change in net assets	91,356,136	288,103	7,722,515	3,069,738
Beginning of period	60,369,561	60,081,458	17,028,517	13,958,779

End of period	$151,725,697	$60,369,561	$24,751,032	$17,028,517

Accumulated undistributed (distributions in excess of) net investment income	$(1,364)	$(1,365)	$(535)	$(535)

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective March 9, 2016 for U.S. Government Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Year Ended February 29, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,025	$1,126	$45,910	$2,186
Net realized gain (loss)	181	72	263	130

Change in net assets resulting from operations	7,206	1,198	46,173	2,316

DISTRIBUTIONS TO SHAREHOLDERS:
Agency
From net investment income	(389)	(36)	(2,037)	(92)
From net realized gains	(5)	(4)	(16)	(7)
Capital
From net investment income	—	—	(25,876)	(1,354)
From net realized gains	—	—	(169)	(44)
Institutional Class
From net investment income	(6,575)	(1,066)	(17,792)	(785)
From net realized gains	(65)	(64)	(129)	(36)
Morgan
From net investment income	(11)	(11)	—	(4)
From net realized gains	(2)	(2)	(19)	(9)
Premier
From net investment income	(50)	(20)	(205)	(3)
From net realized gains	(3)	(3)	(14)	(5)
Reserve
From net investment income	— (a)	(2)	—	— (a)
From net realized gains	— (a)	— (a)	(2)	— (a)
Service
From net realized gains	—	—	— (a)	— (a)

Total distributions to shareholders	(7,100)	(1,208)	(46,259)	(2,339)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,108,340)	(242,718)	2,704,692	(1,232,721)

NET ASSETS:
Change in net assets	(1,108,234)	(242,728)	2,704,606	(1,232,744)
Beginning of period	4,171,330	4,414,058	22,270,942	23,503,686

End of period	$3,063,096	$4,171,330	$24,975,548	$22,270,942

Accumulated undistributed (distributions in excess of) net investment income	$(201)	$(200)	$(602)	$(602)

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

	Tax Free Money Market Fund		Municipal Money Market Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Year Ended February 29, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$31,836	$1,933	$1,493	$301
Net realized gain (loss)	359	1,715	350	140

Change in net assets resulting from operations	32,195	3,648	1,843	441

DISTRIBUTIONS TO SHAREHOLDERS:
Agency
From net investment income	(805)	(32)	(100)	(8)
From net realized gains	(14)	(46)	(5)	(4)
Direct
From net investment income	— (a)	— (a)	—	—
From net realized gains	— (a)	— (a)	—	—
Eagle Class (b)
From net investment income	(60)	(126)	(144)	—
From net realized gains	—	(200)	(104)	—
E*Trade (c)
From net investment income	—	—	(107)	(195)
From net realized gains	—	—	—	(95)
Institutional Class
From net investment income	(28,382)	(1,046)	(839)	(15)
From net realized gains	(382)	(1,559)	(48)	(7)
Morgan
From net investment income	(33)	(11)	(233)	(37)
From net realized gains	(5)	(24)	(54)	(20)
Premier
From net investment income	(2,020)	(262)	(31)	(3)
From net realized gains	(66)	(388)	(4)	(1)
Reserve
From net investment income	(536)	(456)	— (a)	(1)
From net realized gains	(116)	(704)	— (a)	(1)
Service
From net investment income	—	—	(41)	(42)
From net realized gains	—	—	(63)	(21)

Total distributions to shareholders	(32,419)	(4,854)	(1,773)	(450)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(3,588,744)	(1,226,248)	(1,536,481)	139,977

NET ASSETS:
Change in net assets	(3,588,968)	(1,227,454)	(1,536,411)	139,968
Beginning of period	18,969,295	20,196,749	3,202,474	3,062,506

End of period	$15,380,327	$18,969,295	$1,666,063	$3,202,474

Accumulated undistributed (distributions in excess of) net investment income	$(280)	$(9)	$(9)	$6

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective July 1, 2016 for Municipal Money Market Fund.
(c)	E*Trade Shares of Municipal Money Market Fund had no assets from the close of business on September 21, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	69

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Year Ended February 29, 2016
CAPITAL TRANSACTIONS:
Class B (a)
Proceeds from shares issued	$—	$—	$—	$69
Distributions reinvested	—	— (b)	—	— (b)
Cost of shares redeemed	—	(105)	—	(1,463)
Conversion to Morgan Shares	—	(514)	—	—

Change in net assets resulting from Class B capital transactions	$—	$(619)	$—	$(1,394)

Class C
Proceeds from shares issued	$12,238	$47,970	$126,827	$219,626
Distributions reinvested	3	2	36	58
Cost of shares redeemed	(47,512)	(25,312)	(599,363)	(418,347)

Change in net assets resulting from Class C capital transactions	$(35,271)	$22,660	$(472,500)	$(198,663)

Agency
Proceeds from shares issued	$379,743,515	$402,268,621	$270,065	$315,483
Distributions reinvested	1,686	562	150	34
Cost of shares redeemed	(386,884,110)	(400,731,257)	(305,841)	(339,426)

Change in net assets resulting from Agency capital transactions	$(7,138,909)	$1,537,926	$(35,626)	$(23,909)

Capital
Proceeds from shares issued	$522,215,660	$898,641,705	$3,306,599	$13,791,594
Distributions reinvested	80,419	41,937	2,242	3,255
Cost of shares redeemed	(566,901,088)	(900,133,191)	(5,275,007)	(14,612,885)

Change in net assets resulting from Capital capital transactions	$(44,605,009)	$(1,449,549)	$(1,966,166)	$(818,036)

Cash Management
Proceeds from shares issued	$117,472	$2,286,522	$—	$—
Distributions reinvested	11	80	—	—
Cost of shares redeemed	(605,882)	(3,034,255)	—	—

Change in net assets resulting from Cash Management capital transactions	$(488,399)	$(747,653)	$—	$—

Direct
Proceeds from shares issued	$738,453	$2,720,187	$—	$—
Cost of shares redeemed	(2,069,406)	(3,808,687)	—	—

Change in net assets resulting from Direct capital transactions	$(1,330,953)	$(1,088,500)	$—	$—

Eagle Class
Proceeds from shares issued	$1,508,337	$512,243	$—	$—
Distributions reinvested	19	36	—	—
Cost of shares redeemed	(1,904,779)	(440,029)	—	—

Change in net assets resulting from Eagle Class capital transactions	$(396,423)	$72,250	$—	$—

E*Trade (c)
Proceeds from shares issued	$—	$—	$560,568	$2,338,735
Distributions reinvested	—	—	23	662
Cost of shares redeemed	—	—	(2,319,074)	(8,078,883)

Change in net assets resulting from E*Trade capital transactions	$—	$—	$(1,758,483)	$(5,739,486)

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Year Ended February 29, 2016
CAPITAL TRANSACTIONS: (continued)
IM
Proceeds from shares issued	$22,258,612	$37,443,428	$—	$—
Distributions reinvested	—	75	—	—
Cost of shares redeemed	(22,877,189)	(38,564,457)	—	—

Change in net assets resulting from IM capital transactions	$(618,577)	$(1,120,954)	$—	$—

Institutional Class
Proceeds from shares issued	$117,277,843	$164,150,461	$18,420,449	$45,216,773
Distributions reinvested	14,910	6,984	2,186	1,748
Cost of shares redeemed	(131,224,782)	(171,864,961)	(24,766,859)	(45,280,508)

Change in net assets resulting from Institutional Class capital transactions	$(13,932,029)	$(7,707,516)	$(6,344,224)	$(61,987)

Investor
Proceeds from shares issued	$314,846	$1,377,808	$188,204	$437,316
Distributions reinvested	630	207	14	3
Cost of shares redeemed	(2,156,893)	(618,251)	(302,103)	(435,697)

Change in net assets resulting from Investor capital transactions	$(1,841,417)	$759,764	$(113,885)	$1,622

Morgan
Proceeds from shares issued	$63,892,010	$87,350,729	$1,472,123	$2,541,275
Distributions reinvested	874	146	289	173
Cost of shares redeemed	(65,235,870)	(87,753,254)	(2,937,672)	(2,617,604)
Conversion from Class B Shares	—	514	—	1,054

Change in net assets resulting from Morgan capital transactions	$(1,342,986)	$(401,865)	$(1,465,260)	$(75,102)

Premier
Proceeds from shares issued	$58,652,795	$51,258,738	$355,284	$580,727
Distributions reinvested	798	128	16	3
Cost of shares redeemed	(59,997,445)	(50,817,662)	(331,501)	(566,543)

Change in net assets resulting from Premier capital transactions	$(1,343,852)	$441,204	$23,799	$14,187

Reserve
Proceeds from shares issued	$24,835,211	$26,828,510	$15,257,520	$36,717,078
Distributions reinvested	49	95	11	3
Cost of shares redeemed	(25,666,036)	(27,052,886)	(15,439,263)	(36,700,330)

Change in net assets resulting from Reserve capital transactions	$(830,776)	$(224,281)	$(181,732)	$16,751

Service
Proceeds from shares issued	$646,112	$2,294,901	$7,122,042	$16,481,056
Distributions reinvested	86	185	— (b)	3
Cost of shares redeemed	(2,693,998)	(1,970,446)	(7,191,657)	(16,530,200)

Change in net assets resulting from Service capital transactions	$(2,047,800)	$324,640	$(69,615)	$(49,141)

Total change in net assets resulting from capital transactions	$(75,952,401)	$(9,582,493)	$(12,383,692)	$(6,935,158)

(a)	All remaining Class B Shares converted to Morgan Shares on June 19, 2015.
(b)	Amount rounds to less than 500.
(c)	E*Trade Shares of Liquid Assets Money Market Fund had no assets from the close of business on October 19, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	71

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Year Ended February 29, 2016
SHARE TRANSACTIONS:
Class B (a)
Issued	—	—	—	69
Reinvested	—	— (b)	—	— (b)
Redeemed	—	(105)	—	(1,463)
Conversion to Morgan Shares	—	(514)	—	—

Change in Class B Shares	—	(619)	—	(1,394)

Class C
Issued	12,239	47,970	126,795	219,626
Reinvested	3	2	36	58
Redeemed	(47,511)	(25,312)	(599,340)	(418,347)

Change in Class C Shares	(35,269)	22,660	(472,509)	(198,663)

Agency
Issued	379,720,931	402,268,621	270,084	315,483
Reinvested	1,686	562	150	34
Redeemed	(386,861,532)	(400,731,257)	(305,840)	(339,426)

Change in Agency Shares	(7,138,915)	1,537,926	(35,606)	(23,909)

Capital
Issued	522,204,125	898,641,705	3,306,569	13,791,594
Reinvested	80,413	41,937	2,242	3,255
Redeemed	(566,892,265)	(900,133,191)	(5,274,970)	(14,612,885)

Change in Capital Shares	(44,607,727)	(1,449,549)	(1,966,159)	(818,036)

Cash Management
Issued	117,476	2,286,522	—	—
Reinvested	10	80	—	—
Redeemed	(605,879)	(3,034,255)	—	—

Change in Cash Management Shares	(488,393)	(747,653)	—	—

Direct
Issued	738,445	2,720,187	—	—
Redeemed	(2,069,406)	(3,808,687)	—	—

Change in Direct Shares	(1,330,961)	(1,088,500)	—	—

Eagle Class
Issued	1,508,311	512,243	—	—
Reinvested	19	36	—	—
Redeemed	(1,904,752)	(440,029)	—	—

Change in Eagle Class Shares	(396,422)	72,250	—	—

E*Trade (c)
Issued	—	—	560,450	2,338,735
Reinvested	—	—	23	662
Redeemed	—	—	(2,319,005)	(8,078,883)

Change in E*Trade Shares	—	—	(1,758,532)	(5,739,486)

IM
Issued	22,256,939	37,443,428	—	—
Reinvested	—	75	—	—
Redeemed	(22,875,676)	(38,564,457)	—	—

Change in IM Shares	(618,737)	(1,120,954)	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Year Ended February 29, 2016
SHARE TRANSACTIONS: (continued)
Institutional Class
Issued	117,271,864	164,150,461	18,420,473	45,216,773
Reinvested	14,909	6,984	2,186	1,748
Redeemed	(131,218,814)	(171,864,961)	(24,766,793)	(45,280,508)

Change in Institutional Class Shares	(13,932,041)	(7,707,516)	(6,344,134)	(61,987)

Investor
Issued	314,845	1,377,808	188,171	437,316
Reinvested	630	207	14	3
Redeemed	(2,156,889)	(618,251)	(302,098)	(435,697)

Change in Investor Shares	(1,841,414)	759,764	(113,913)	1,622

Morgan
Issued	63,885,819	87,350,729	1,472,068	2,542,329
Reinvested	874	146	289	173
Redeemed	(65,229,681)	(87,753,254)	(2,937,652)	(2,617,604)
Conversion from Class B Shares	—	514	—	—

Change in Morgan Shares	(1,342,988)	(401,865)	(1,465,295)	(75,102)

Premier
Issued	58,649,136	51,258,738	355,283	580,727
Reinvested	798	128	16	3
Redeemed	(59,993,818)	(50,817,662)	(331,490)	(566,543)

Change in Premier Shares	(1,343,884)	441,204	23,809	14,187

Reserve
Issued	24,831,670	26,828,510	15,257,516	36,717,078
Reinvested	49	95	11	3
Redeemed	(25,662,488)	(27,052,886)	(15,439,261)	(36,700,330)

Change in Reserve Shares	(830,769)	(224,281)	(181,734)	16,751

Service
Issued	646,104	2,294,901	7,122,037	16,481,056
Reinvested	86	185	— (b)	3
Redeemed	(2,693,950)	(1,970,446)	(7,191,655)	(16,530,200)

Change in Service Shares	(2,047,760)	324,640	(69,618)	(49,141)

(a)	All remaining Class B Shares converted to Morgan Shares on June 19, 2015.
(b)	Amount rounds to less than 500.
(c)	E*Trade Shares of Liquid Assets Money Market Fund had no assets from the close of business on October 19, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	73

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Year Ended February 29, 2016
CAPITAL TRANSACTIONS:
Class B (a)
Proceeds from shares issued	$—	$—	$—	$2
Cost of shares redeemed	—	—	—	(9)
Conversion to Morgan Shares	—	—	—	(138)

Change in net assets resulting from Class B capital transactions	$—	$—	$—	$(145)

Class C
Proceeds from shares issued	$—	$—	$561,583	$105,451
Distributions reinvested	—	—	1	1
Cost of shares redeemed	—	—	(137,996)	(119,329)

Change in net assets resulting from Class C capital transactions	$—	$—	$423,588	$(13,877)

Agency
Proceeds from shares issued	$960,543,639	$458,807,419	$89,616,204	$70,874,808
Distributions reinvested	681	71	384	43
Cost of shares redeemed	(955,250,768)	(458,642,107)	(89,735,793)	(70,776,186)

Change in net assets resulting from Agency capital transactions	$5,293,552	$165,383	$(119,205)	$98,665

Capital
Proceeds from shares issued	$867,776,334	$415,543,073	$—	$—
Distributions reinvested	104,724	5,314	—	—
Cost of shares redeemed	(809,729,772)	(420,473,412)	—	—

Change in net assets resulting from Capital capital transactions	$58,151,286	$(4,925,025)	$—	$—

Direct
Proceeds from shares issued	$653,302	$1,908,801	$1,070,240	$3,264,083
Distributions reinvested	—	—	— (b)	—
Cost of shares redeemed	(1,329,589)	(1,333,724)	(1,737,054)	(3,813,462)

Change in net assets resulting from Direct capital transactions	$(676,287)	$575,077	$(666,814)	$(549,379)

Eagle Class
Proceeds from shares issued	$2,017,445	$1,119,514	$— (b)	$—
Distributions reinvested	99	40	—	—
Cost of shares redeemed	(1,239,534)	(1,033,247)	— (b)	(80)

Change in net assets resulting from Eagle Class capital transactions	$778,010	$86,307	$— (b)	$(80)

E*Trade (c)
Proceeds from shares issued	$82,610	$—	$—	$—
Distributions reinvested	2	—	—	—
Cost of shares redeemed	(16,603)	—	—	—

Change in net assets resulting from E*Trade capital transactions	$66,009	$—	$—	$—

IM
Proceeds from shares issued	$9,101,213	$1,759,427	$30,252,787	$26,161,561
Distributions reinvested	— (b)	— (b)	8,580	608
Cost of shares redeemed	(9,159,819)	(2,253,893)	(27,600,008)	(24,419,657)

Change in net assets resulting from IM capital transactions	$(58,606)	$(494,466)	$2,661,359	$1,742,512

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Year Ended February 29, 2016
CAPITAL TRANSACTIONS: (continued)
Institutional Class
Proceeds from shares issued	$322,413,420	$148,109,991	$92,000,688	$92,331,037
Distributions reinvested	25,110	626	14,607	1,031
Cost of shares redeemed	(294,274,416)	(147,686,296)	(85,938,936)	(90,112,215)

Change in net assets resulting from Institutional Class capital transactions	$28,164,114	$424,321	$6,076,359	$2,219,853

Investor
Proceeds from shares issued	$1,826,097	$2,858,618	$252,586	$213,845
Distributions reinvested	445	341	3	— (b)
Cost of shares redeemed	(4,763,521)	(2,069,037)	(270,302)	(306,734)

Change in net assets resulting from Investor capital transactions	$(2,936,979)	$789,922	$(17,713)	$(92,889)

Morgan
Proceeds from shares issued	$219,568,581	$176,475,885	$29,431,423	$31,568,183
Distributions reinvested	104	41	1	1
Cost of shares redeemed	(219,337,541)	(176,286,032)	(29,892,808)	(31,596,879)
Conversion from Class B Shares	—	—	—	138

Change in net assets resulting from Morgan capital transactions	$231,144	$189,894	$(461,384)	$(28,557)

Premier
Proceeds from shares issued	$217,608,292	$172,471,600	$12,072,193	$18,135,751
Distributions reinvested	223	30	27	— (b)
Cost of shares redeemed	(217,414,534)	(168,342,824)	(11,675,896)	(18,274,505)

Change in net assets resulting from Premier capital transactions	$193,981	$4,128,806	$396,324	$(138,754)

Reserve
Proceeds from shares issued	$5,065,574	$4,891,894	$18,988,886	$21,347,634
Distributions reinvested	5	5	— (b)	7
Cost of shares redeemed	(4,962,337)	(5,025,881)	(19,559,018)	(21,515,141)

Change in net assets resulting from Reserve capital transactions	$103,242	$(133,982)	$(570,132)	$(167,500)

Service
Proceeds from shares issued	$5,904,865	$4,033,487	$— (b)	$—
Distributions reinvested	176	67	—	—
Cost of shares redeemed	(3,861,716)	(4,551,542)	— (b)	(80)

Change in net assets resulting from Service capital transactions	$2,043,325	$(517,988)	$— (b)	$(80)

Total change in net assets resulting from capital transactions	$91,352,791	$288,249	$7,722,382	$3,069,769

(a)	All remaining Class B Shares converted to Morgan Shares on June 19, 2015.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective March 9, 2016 for U.S. Government Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	75

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Year Ended February 29, 2016
SHARE TRANSACTIONS:
Class B (a)
Issued	—	—	—	2
Redeemed	—	—	—	(9)
Conversion to Morgan Shares	—	—	—	(138)

Change in Class B Shares	—	—	—	(145)

Class C
Issued	—	—	561,567	105,447
Reinvested	—	—	1	1
Redeemed	—	—	(137,982)	(119,329)

Change in Class C Shares	—	—	423,586	(13,881)

Agency
Issued	960,543,597	458,807,414	89,616,180	70,874,851
Reinvested	681	71	384	43
Redeemed	(955,250,768)	(458,642,107)	(89,735,782)	(70,776,184)

Change in Agency Shares	5,293,510	165,378	(119,218)	98,710

Capital
Issued	867,776,312	415,543,073	—	—
Reinvested	104,724	5,314	—	—
Redeemed	(809,729,626)	(420,473,354)	—	—

Change in Capital Shares	58,151,410	(4,924,967)	—	—

Direct
Issued	653,289	1,908,801	1,070,214	3,263,950
Reinvested	—	—	— (b)	—
Redeemed	(1,329,589)	(1,333,724)	(1,737,053)	(3,813,462)

Change in Direct Shares	(676,300)	575,077	(666,839)	(549,512)

Eagle Class
Issued	2,017,436	1,119,514	—	—
Reinvested	99	40	—	—
Redeemed	(1,239,525)	(1,033,247)	—	(80)

Change in Eagle Class Shares	778,010	86,307	—	(80)

E*Trade (c)
Issued	82,610	—	—	—
Reinvested	2	—	—	—
Redeemed	(16,603)	—	—	—

Change in E*Trade Shares	66,009	—	—	—

IM
Issued	9,101,204	1,759,427	30,252,717	26,161,793
Reinvested	— (b)	— (b)	8,580	608
Redeemed	(9,159,818)	(2,253,893)	(27,599,910)	(24,419,626)

Change in IM Shares	(58,614)	(494,466)	2,661,387	1,742,775

Institutional Class
Issued	322,413,414	148,109,983	92,000,623	92,331,104
Reinvested	25,110	626	14,607	1,031
Redeemed	(294,274,330)	(147,686,296)	(85,938,815)	(90,112,215)

Change in Institutional Class Shares	28,164,194	424,313	6,076,415	2,219,920

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Year Ended February 29, 2016
SHARE TRANSACTIONS: (continued)
Investor
Issued	1,826,031	2,858,618	252,582	213,816
Reinvested	445	341	3	— (b)
Redeemed	(4,763,517)	(2,069,037)	(270,301)	(306,734)

Change in Investor Shares	(2,937,041)	789,922	(17,716)	(92,918)

Morgan
Issued	219,568,543	176,475,820	29,431,398	31,568,121
Reinvested	104	41	1	1
Redeemed	(219,337,527)	(176,286,032)	(29,892,799)	(31,596,878)
Conversion from Class B Shares	—	—	—	138

Change in Morgan Shares	231,120	189,829	(461,400)	(28,618)

Premier
Issued	217,608,215	172,471,600	12,072,185	18,135,678
Reinvested	223	30	27	— (b)
Redeemed	(217,414,513)	(168,342,804)	(11,675,887)	(18,274,505)

Change in Premier Shares	193,925	4,128,826	396,325	(138,827)

Reserve
Issued	5,065,574	4,891,894	18,988,854	21,347,559
Reinvested	5	5	— (b)	7
Redeemed	(4,962,337)	(5,025,881)	(19,559,011)	(21,515,141)

Change in Reserve Shares	103,242	(133,982)	(570,157)	(167,575)

Service
Issued	5,904,852	4,033,487	—	—
Reinvested	176	67	—	—
Redeemed	(3,861,701)	(4,551,542)	—	(80)

Change in Service Shares	2,043,327	(517,988)	—	(80)

(a)	All remaining Class B Shares converted to Morgan Shares on June 19, 2015.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective March 9, 2016 for U.S. Government Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	77

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Year Ended February 29, 2016
CAPITAL TRANSACTIONS:
Agency
Proceeds from shares issued	$2,236,077	$826,639	$70,172,773	$79,326,288
Distributions reinvested	57	7	702	49
Cost of shares redeemed	(2,336,869)	(677,466)	(70,220,483)	(79,130,787)

Change in net assets resulting from Agency capital transactions	$(100,735)	$149,180	$(47,008)	$195,550

Capital
Proceeds from shares issued	$—	$—	$59,229,311	$41,633,858
Distributions reinvested	—	—	15,762	850
Cost of shares redeemed	—	—	(57,293,287)	(40,673,839)

Change in net assets resulting from Capital capital transactions	$—	$—	$1,951,786	$960,869

Institutional Class
Proceeds from shares issued	$11,153,398	$8,640,303	$24,821,292	$32,337,241
Distributions reinvested	2,197	516	5,923	211
Cost of shares redeemed	(12,004,403)	(9,020,779)	(22,791,172)	(35,260,715)

Change in net assets resulting from Institutional Class capital transactions	$(848,808)	$(379,960)	$2,036,043	$(2,923,263)

Morgan
Proceeds from shares issued	$1,134,696	$740,934	$207,788,039	$281,077,841
Distributions reinvested	6	9	4	2
Cost of shares redeemed	(1,213,341)	(720,496)	(208,629,826)	(280,564,759)

Change in net assets resulting from Morgan capital transactions	$(78,639)	$20,447	$(841,783)	$513,084

Premier
Proceeds from shares issued	$398,529	$397,701	$27,876,557	$36,693,783
Distributions reinvested	16	10	32	— (a)
Cost of shares redeemed	(461,076)	(445,687)	(28,238,017)	(36,734,086)

Change in net assets resulting from Premier capital transactions	$(62,531)	$(47,976)	$(361,428)	$(40,303)

Reserve
Proceeds from shares issued	$15,114	$44,122	$444,881	$1,075,542
Distributions reinvested	— (a)	2	1	— (a)
Cost of shares redeemed	(32,741)	(28,533)	(477,800)	(1,014,120)

Change in net assets resulting from Reserve capital transactions	$(17,627)	$15,591	$(32,918)	$61,422

Service
Proceeds from shares issued	$—	$—	$— (a)	$—
Distributions reinvested	—	—	— (a)	— (a)
Cost of shares redeemed	—	—	— (a)	(80)

Change in net assets resulting from Service capital transactions	$—	$—	$— (a)	$(80)

Total change in net assets resulting from capital transactions	$(1,108,340)	$(242,718)	$2,704,692	$(1,232,721)

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Year Ended February 29, 2016
SHARE TRANSACTIONS:
Agency
Issued	2,235,927	826,639	70,172,763	79,326,288
Reinvested	57	7	702	49
Redeemed	(2,336,702)	(677,466)	(70,220,478)	(79,130,783)

Change in Agency Shares	(100,718)	149,180	(47,013)	195,554

Capital
Issued	—	—	59,229,353	41,633,847
Reinvested	—	—	15,762	850
Redeemed	—	—	(57,293,273)	(40,673,839)

Change in Capital Shares	—	—	1,951,842	960,858

Institutional Class
Issued	11,153,241	8,640,303	24,821,235	32,337,240
Reinvested	2,197	516	5,923	211
Redeemed	(12,004,229)	(9,020,779)	(22,791,152)	(35,260,715)

Change in Institutional Class Shares	(848,791)	(379,960)	2,036,006	(2,923,264)

Morgan
Issued	1,134,622	740,934	207,788,038	281,077,841
Reinvested	6	9	4	2
Redeemed	(1,213,283)	(720,496)	(208,629,826)	(280,564,757)

Change in Morgan Shares	(78,655)	20,447	(841,784)	513,086

Premier
Issued	398,490	397,701	27,876,528	36,693,783
Reinvested	16	10	32	— (a)
Redeemed	(461,054)	(445,687)	(28,238,017)	(36,734,082)

Change in Premier Shares	(62,548)	(47,976)	(361,457)	(40,299)

Reserve
Issued	15,112	44,122	444,897	1,075,542
Reinvested	— (a)	2	1	— (a)
Redeemed	(32,740)	(28,533)	(477,799)	(1,014,118)

Change in Reserve Shares	(17,628)	15,591	(32,901)	61,424

Service
Issued	—	—	—	—
Reinvested	—	—	— (a)	— (a)
Redeemed	—	—	—	(80)

Change in Service Shares	—	—	— (a)	(80)

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	79

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Free Money Market Fund		Municipal Money Market Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Year Ended February 29, 2016
CAPITAL TRANSACTIONS:
Agency
Proceeds from shares issued	$1,173,177	$1,357,982	$405,369	$884,994
Distributions reinvested	129	17	3	— (a)
Cost of shares redeemed	(1,080,190)	(1,335,799)	(563,023)	(772,935)

Change in net assets resulting from Agency capital transactions	$93,116	$22,200	$(157,651)	$112,059

Direct
Proceeds from shares issued	$— (a)	$—	$—	$—
Distributions reinvested	— (a)	— (a)	—	—
Cost of shares redeemed	— (a)	(80)	—	—

Change in net assets resulting from Direct capital transactions	$— (a)	$(80)	$—	$—

Eagle Class (b)
Proceeds from shares issued	$526,223	$964,565	$917,484	$—
Distributions reinvested	52	326	247	—
Cost of shares redeemed	(1,827,484)	(963,540)	(298,683)	—

Change in net assets resulting from Eagle Class capital transactions	$(1,301,209)	$1,351	$619,048	$—

E*Trade (c)
Proceeds from shares issued	$—	$—	$387,263	$542,546
Distributions reinvested	—	—	101	290
Cost of shares redeemed	—	—	(2,322,814)	(608,414)

Change in net assets resulting from E*Trade capital transactions	$—	$—	$(1,935,450)	$(65,578)

Institutional Class
Proceeds from shares issued	$55,334,102	$76,627,965	$1,015,205	$752,041
Distributions reinvested	1,806	226	623	20
Cost of shares redeemed	(54,775,195)	(78,283,310)	(845,185)	(807,933)

Change in net assets resulting from Institutional Class capital transactions	$560,713	$(1,655,119)	$170,643	$(55,872)

Morgan
Proceeds from shares issued	$4,322,217	$9,507,184	$697,762	$798,706
Distributions reinvested	6	4	283	55
Cost of shares redeemed	(4,422,133)	(9,505,238)	(772,779)	(764,717)

Change in net assets resulting from Morgan capital transactions	$(99,910)	$1,950	$(74,734)	$34,044

Premier
Proceeds from shares issued	$7,176,551	$10,163,022	$62,390	$38,321
Distributions reinvested	36	9	5	4
Cost of shares redeemed	(8,447,310)	(9,771,894)	(59,318)	(39,248)

Change in net assets resulting from Premier capital transactions	$(1,270,723)	$391,137	$3,077	$(923)

Reserve
Proceeds from shares issued	$9,485,665	$13,523,582	$1,104,488	$2,530,262
Distributions reinvested	22	98	— (a)	— (a)
Cost of shares redeemed	(11,056,418)	(13,511,367)	(1,114,132)	(2,532,070)

Change in net assets resulting from Reserve capital transactions	$(1,570,731)	$12,313	$(9,644)	$(1,808)

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

	Tax Free Money Market Fund		Municipal Money Market Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Year Ended February 29, 2016
CAPITAL TRANSACTIONS: (continued)
Service
Proceeds from shares issued	$—	$—	$1,822,080	$3,569,690
Distributions reinvested	—	—	104	61
Cost of shares redeemed	—	—	(1,973,954)	(3,451,696)

Change in net assets resulting from Service capital transactions	$—	$—	$(151,770)	$118,055

Total change in net assets resulting from capital transactions	$(3,588,744)	$(1,226,248)	$(1,536,481)	$139,977

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective July 1, 2016 for Municipal Money Market Fund.
(c)	E*Trade Shares of Municipal Money Market Fund had no assets from the close of business on September 21, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	81

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Free Money Market Fund		Municipal Money Market Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Year Ended February 29, 2016
SHARE TRANSACTIONS:
Agency
Issued	1,173,169	1,357,982	405,366	884,994
Reinvested	129	17	3	— (a)
Redeemed	(1,080,184)	(1,335,799)	(563,017)	(772,935)

Change in Agency Shares	93,114	22,200	(157,648)	112,059

Direct
Issued	—	—	—	—
Reinvested	— (a)	— (a)	—	—
Redeemed	—	(80)	—	—

Change in Direct Shares	— (a)	(80)	—	—

Eagle Class (b)
Issued	526,207	964,565	917,396	—
Reinvested	52	326	247	—
Redeemed	(1,827,417)	(963,540)	(298,672)	—

Change in Eagle Class Shares	(1,301,158)	1,351	618,971	—

E*Trade (c)
Issued	—	—	387,267	542,546
Reinvested	—	—	101	290
Redeemed	—	—	(2,322,670)	(608,414)

Change in E*Trade Shares	—	—	(1,935,302)	(65,578)

Institutional Class
Issued	55,333,976	76,627,923	1,015,172	752,041
Reinvested	1,806	226	623	20
Redeemed	(54,775,141)	(78,283,310)	(845,176)	(807,933)

Change in Institutional Class Shares	560,641	(1,655,161)	170,619	(55,872)

Morgan
Issued	4,322,215	9,507,184	697,724	798,706
Reinvested	6	4	283	55
Redeemed	(4,422,131)	(9,505,235)	(772,764)	(764,717)

Change in Morgan Shares	(99,910)	1,953	(74,757)	34,044

Premier
Issued	7,176,554	10,163,022	62,384	38,321
Reinvested	36	9	5	4
Redeemed	(8,447,274)	(9,771,863)	(59,315)	(39,248)

Change in Premier Shares	(1,270,684)	391,168	3,074	(923)

Reserve
Issued	9,485,590	13,523,582	1,104,488	2,530,262
Reinvested	22	98	— (a)	— (a)
Redeemed	(11,056,359)	(13,511,360)	(1,114,132)	(2,532,070)

Change in Reserve Shares	(1,570,747)	12,320	(9,644)	(1,808)

Service
Issued	—	—	1,822,036	3,569,690
Reinvested	—	—	104	61
Redeemed	—	—	(1,973,935)	(3,451,696)

Change in Service Shares	—	—	(151,795)	118,055

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective July 1, 2016 for Municipal Money Market Fund.
(c)	E*Trade Shares of Municipal Money Market Fund had no assets from the close of business on September 21, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Prime Money Market Fund*
Class C
Year Ended February 28, 2017	$1.0000	$0.0001	(d)	$0.0006		$0.0007		$(0.0003)		$—	(e)	$(0.0003)
Year Ended February 29, 2016	1.00	—	(d)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2014	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2013	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Agency
Year Ended February 28, 2017	1.0000	0.0036	(d)	0.0016		0.0052		(0.0048)		—	(e)	(0.0048)
Year Ended February 29, 2016	1.00	—	(d)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2014	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2013	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Capital
Year Ended February 28, 2017	1.0000	0.0047	(d)	0.0014		0.0061		(0.0057)		—	(e)	(0.0057)
Year Ended February 29, 2016	1.00	—	(d)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2014	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2013	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

IM
Year Ended February 28, 2017	1.0000	0.0055	(d)	0.0007		0.0062		(0.0058)		—	(e)	(0.0058)
Year Ended February 29, 2016	1.00	—	(d)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2014	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
May 31, 2012 (g) through February 28, 2013	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Institutional Class
Year Ended February 28, 2017	1.0000	0.0044	(d)	0.0014		0.0058		(0.0054)		—	(e)	(0.0054)
Year Ended February 29, 2016	1.00	—	(d)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2014	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2013	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Morgan
Year Ended February 28, 2017	1.0000	0.0014	(d)	0.0012		0.0026		(0.0022)		—	(e)	(0.0022)
Year Ended February 29, 2016	1.00	—	(d)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2014	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2013	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Premier
Year Ended February 28, 2017	1.0000	0.0020	(d)	0.0013		0.0033		(0.0029)		—	(e)	(0.0029)
Year Ended February 29, 2016	1.00	—	(d)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2014	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2013	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Reserve
Year Ended February 28, 2017	1.0000	0.0003	(d)	0.0013		0.0016		(0.0012)		—	(e)	(0.0012)
Year Ended February 29, 2016	1.00	—	(d)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2014	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2013	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.00005.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.
*	The Prime Money Market Fund began utilizing a floating NAV calculated to four decimal places during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.0004	0.07%	$4,289	0.60%	0.01%	1.20%
1.00	0.01	39,558	0.34	0.01	1.18
1.00	0.01	16,897	0.22	0.01	1.16
1.00	0.01	17,658	0.23	0.01	1.16
1.00	0.01	9,087	0.32	0.01	1.16

1.0004	0.52	1,002,964	0.26	0.36	0.31
1.00	0.07	8,141,439	0.26	0.07	0.31
1.00	0.01	6,603,508	0.22	0.01	0.31
1.00	0.01	7,565,361	0.23	0.01	0.31
1.00	0.08	7,532,479	0.26	0.08	0.31

1.0004	0.61	20,091,103	0.17	0.47	0.21
1.00	0.14	64,690,852	0.18	0.14	0.21
1.00	0.05	66,140,350	0.18	0.05	0.21
1.00	0.06	68,193,741	0.18	0.06	0.21
1.00	0.16	68,141,597	0.18	0.16	0.21

1.0004	0.62	2,010,581	0.16	0.55	0.17
1.00	0.17	2,628,508	0.16	0.16	0.16
1.00	0.07	3,749,460	0.16	0.08	0.16
1.00	0.08	100	0.16	0.08	0.16
1.00	0.12	100	0.16	0.16	0.16

1.0004	0.58	6,081,787	0.20	0.44	0.26
1.00	0.11	20,011,248	0.21	0.10	0.26
1.00	0.02	27,718,738	0.21	0.02	0.26
1.00	0.03	29,139,007	0.21	0.03	0.26
1.00	0.13	23,495,745	0.21	0.13	0.26

1.0004	0.26	534,288	0.52	0.14	0.54
1.00	0.01	1,877,099	0.31	0.01	0.52
1.00	0.01	2,278,962	0.22	0.01	0.51
1.00	0.01	2,332,919	0.23	0.01	0.51
1.00	0.01	2,549,889	0.33	0.01	0.51

1.0004	0.33	687,368	0.45	0.20	0.46
1.00	0.02	2,030,985	0.30	0.02	0.46
1.00	0.01	1,589,780	0.22	0.01	0.46
1.00	0.01	2,021,372	0.23	0.01	0.46
1.00	0.01	2,540,125	0.33	0.01	0.46

1.0004	0.16	99,446	0.58	0.03	0.71
1.00	0.01	930,188	0.31	0.01	0.71
1.00	0.01	1,154,468	0.22	0.01	0.71
1.00	0.01	1,426,646	0.23	0.01	0.71
1.00	0.01	1,449,080	0.32	0.01	0.71

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Liquid Assets Money Market Fund
Class C
Year Ended February 28, 2017	$1.00	$—	(d)(e)	$—	(e)	$—	(e)	$—	(e)	$—	(e)	$—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2013	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Agency
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2013	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Capital
Year Ended February 28, 2017	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2013	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

E*Trade (f)
For the Period Ended October 19, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(d)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(d)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2013	1.00	—	(d)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Institutional Class
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2013	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Investor
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2013	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Morgan
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2013	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Premier
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2013	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Reserve
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2013	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than a year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.005.
(f)	E*Trade Shares of Liquid Assets Money Market Fund had no assets from the close of business on October 19, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	0.04%	$33,104	0.55%	0.01%	1.18%
1.00	0.01	505,609	0.33	0.01	1.18
1.00	0.01	704,276	0.24	0.01	1.17
1.00	0.01	670,626	0.24	0.01	1.18
1.00	0.01	364,445	0.34	0.01	1.17

1.00	0.45	36,107	0.26	0.39	0.35
1.00	0.08	71,741	0.26	0.07	0.33
1.00	0.01	95,650	0.24	0.01	0.32
1.00	0.01	71,955	0.24	0.01	0.33
1.00	0.09	122,386	0.26	0.09	0.32

1.00	0.53	105,366	0.18	0.38	0.22
1.00	0.16	2,071,483	0.18	0.15	0.22
1.00	0.07	2,889,536	0.18	0.06	0.22
1.00	0.07	3,795,256	0.18	0.07	0.23
1.00	0.17	2,806,226	0.18	0.17	0.22

1.00	0.01	—	0.54	0.01	1.08
1.00	0.01	1,758,478	0.30	0.01	1.07
1.00	0.03	7,497,985	0.22	0.03	1.07
1.00	0.05	5,922,072	0.20	0.05	1.08
1.00	0.05	2,446,643	0.27	0.05	1.07

1.00	0.50	286,502	0.21	0.37	0.28
1.00	0.13	6,630,618	0.21	0.13	0.28
1.00	0.04	6,692,633	0.21	0.04	0.27
1.00	0.04	2,901,004	0.21	0.04	0.28
1.00	0.14	2,534,423	0.21	0.14	0.27

1.00	0.21	3,933	0.51	0.07	0.53
1.00	0.02	117,816	0.32	0.01	0.53
1.00	0.01	116,196	0.23	0.01	0.52
1.00	0.01	753,825	0.24	0.01	0.53
1.00	0.01	567,682	0.34	0.01	0.52

1.00	0.16	144,168	0.54	0.04	0.64
1.00	0.01	1,609,448	0.33	0.01	0.63
1.00	0.01	1,684,561	0.24	0.01	0.62
1.00	0.01	2,367,494	0.24	0.01	0.63
1.00	0.01	2,472,266	0.34	0.01	0.62

1.00	0.26	156,136	0.45	0.18	0.48
1.00	0.02	132,337	0.32	0.02	0.48
1.00	0.01	118,152	0.24	0.01	0.47
1.00	0.01	130,733	0.24	0.01	0.48
1.00	0.01	154,775	0.34	0.01	0.47

1.00	0.12	7,672	0.55	0.02	0.73
1.00	0.01	189,404	0.33	0.01	0.73
1.00	0.01	172,653	0.24	0.01	0.72
1.00	0.01	184,873	0.24	0.01	0.73
1.00	0.01	178,029	0.34	0.01	0.72

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
U.S. Government Money Market Fund
Agency
Year Ended February 28, 2017	$1.00	$—	(d)(e)	$—	(e)	$—	(e)	$—	(e)	$—	(e)	$—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2013	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Capital
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2013	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Direct
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2013	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Eagle Class
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
March 1, 2012 (g) through February 28, 2013	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

E*Trade
March 9, 2016 (g) through February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

IM
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
May 31, 2012 (g) through February 28, 2013	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Institutional Class
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2013	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.005.
(f)	Amount rounds to less than 0.005%.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.22%		$12,887,975	0.25%	0.22%		0.31%
1.00	0.02		7,594,151	0.15	0.02		0.31
1.00	0.01		7,428,617	0.08	0.01		0.31
1.00	0.01		7,098,492	0.09	0.01		0.31
1.00	0.00	(f)	9,712,330	0.17	0.00	(f)	0.31

1.00	0.33		86,200,153	0.14	0.35		0.21
1.00	0.04		28,046,995	0.14	0.04		0.21
1.00	0.01		32,973,407	0.07	0.01		0.21
1.00	0.01		25,817,838	0.09	0.01		0.21
1.00	0.01		28,211,844	0.16	0.01		0.21

1.00	0.19		193,840	0.29	0.16		0.31
1.00	0.02		870,118	0.18	0.02		0.31
1.00	0.01		294,989	0.07	0.01		0.31
1.00	0.01		281,437	0.09	0.01		0.31
1.00	0.00	(f)	392,336	0.17	0.00	(f)	0.31

1.00	0.01		1,215,409	0.49	0.01		0.71
1.00	0.01		437,372	0.18	0.01		0.71
1.00	0.01		351,014	0.07	0.01		0.71
1.00	0.01		1,838,360	0.09	0.01		0.71
1.00	0.01		2,219,405	0.16	0.01		0.71

1.00	0.02		66,010	0.56	0.01		1.07

1.00	0.33		589,694	0.14	0.34		0.16
1.00	0.05		648,289	0.13	0.05		0.16
1.00	0.01		1,142,811	0.07	0.01		0.16
1.00	0.01		563,436	0.08	0.02		0.16
1.00	0.02		100	0.15	0.03		0.16

1.00	0.30		36,869,073	0.17	0.33		0.26
1.00	0.04		8,704,148	0.15	0.03		0.26
1.00	0.01		8,279,641	0.07	0.01		0.26
1.00	0.01		7,099,746	0.09	0.01		0.26
1.00	0.00	(f)	8,263,941	0.17	0.00	(f)	0.26

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
U.S. Government Money Market Fund (continued)
Investor
Year Ended February 28, 2017	$1.00	$—	(d)(e)	$—	(e)	$—	(e)	$—	(e)	$—	(e)	$—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2013	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Morgan
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2013	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Premier
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2013	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Reserve
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2013	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Service
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2013	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.005.
(f)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.03%		$919,604	0.42%	0.02%		0.51%
1.00	0.01		3,856,545	0.18	0.01		0.51
1.00	0.01		3,066,013	0.07	0.01		0.51
1.00	0.01		3,664,674	0.09	0.01		0.51
1.00	0.00	(f)	4,437,341	0.17	0.00	(f)	0.51

1.00	0.02		2,460,361	0.46	0.02		0.61
1.00	0.01		2,229,161	0.17	0.01		0.61
1.00	0.01		2,039,361	0.08	0.01		0.61
1.00	0.01		2,435,725	0.09	0.01		0.61
1.00	0.00	(f)	2,795,260	0.17	0.00	(f)	0.61

1.00	0.06		7,765,009	0.42	0.06		0.46
1.00	0.01		7,570,828	0.18	0.01		0.46
1.00	0.01		3,441,795	0.07	0.01		0.46
1.00	0.01		3,646,033	0.09	0.01		0.46
1.00	0.00	(f)	4,184,299	0.17	0.00	(f)	0.46

1.00	0.01		119,542	0.49	0.01		0.71
1.00	0.01		16,298	0.12	0.01		0.71
1.00	0.01		150,289	0.08	0.01		0.71
1.00	0.01		48,890	0.09	0.01		0.71
1.00	0.00	(f)	34,522	0.17	0.00	(f)	0.71

1.00	0.01		2,439,027	0.50	0.01		1.06
1.00	0.01		395,656	0.15	0.01		1.06
1.00	0.01		913,521	0.07	0.01		1.06
1.00	0.01		898,352	0.09	0.01		1.06
1.00	0.00	(f)	910,554	0.17	0.00	(f)	1.06

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	91

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
U.S. Treasury Plus Money Market Fund
Class C
Year Ended February 28, 2017	$1.00	$—	(d)(e)	$—	(e)	$—	(e)	$—	(e)	$—	(e)	$—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2013	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Agency
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2013	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Direct
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2013	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Eagle Class
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—		—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—		—		—
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
March 1, 2012 (g) through February 28, 2013	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

IM
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
May 31, 2012 (g) through February 28, 2013	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Institutional Class
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2013	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Investor
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2013	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.005.
(f)	Amount rounds to less than 0.005%.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.00	%(f)	$578,579	0.48%	0.00	%(f)	1.16%
1.00	0.00	(f)	154,988	0.15	0.00	(f)	1.16
1.00	0.00	(f)	168,863	0.07	0.00	(f)	1.16
1.00	0.00	(f)	142,412	0.08	0.00	(f)	1.16
1.00	0.00	(f)	185,554	0.15	0.00	(f)	1.16

1.00	0.18		837,723	0.26	0.17		0.31
1.00	0.01		956,921	0.15	0.01		0.31
1.00	0.00	(f)	858,260	0.07	0.00	(f)	0.31
1.00	0.00	(f)	2,590,914	0.08	0.00	(f)	0.31
1.00	0.00	(f)	2,869,561	0.15	0.00	(f)	0.31

1.00	0.14		5,812	0.30	0.09		0.31
1.00	0.01		672,625	0.13	0.00	(f)	0.31
1.00	0.00	(f)	1,222,018	0.07	0.00	(f)	0.31
1.00	0.00	(f)	1,655,840	0.08	0.00	(f)	0.31
1.00	0.00	(f)	1,634,584	0.15	0.00		0.31

1.00	0.00		20	0.44	0.00		1.61
1.00	0.00	(f)	20	0.12	0.00	(f)	1.63
1.00	0.00	(f)	100	0.07	0.00	(f)	0.71
1.00	0.00	(f)	100	0.08	0.00	(f)	0.71
1.00	0.00	(f)	100	0.15	0.00		0.71

1.00	0.28		7,449,646	0.16	0.29		0.16
1.00	0.04		4,788,250	0.12	0.04		0.16
1.00	0.00	(f)	3,045,746	0.07	0.00	(f)	0.16
1.00	0.00	(f)	1,931,586	0.07	0.00	(f)	0.16
1.00	0.01		100	0.14	0.02		0.16

1.00	0.23		14,813,061	0.21	0.24		0.26
1.00	0.02		8,736,623	0.13	0.02		0.26
1.00	0.00	(f)	6,516,731	0.07	0.00	(f)	0.26
1.00	0.00	(f)	7,296,339	0.08	0.00	(f)	0.26
1.00	0.00	(f)	7,555,937	0.15	0.00	(f)	0.26

1.00	0.02		71,303	0.42	0.02		0.51
1.00	0.00	(f)	89,016	0.14	0.00	(f)	0.51
1.00	0.00	(f)	181,909	0.07	0.00	(f)	0.51
1.00	0.00	(f)	237,466	0.08	0.00	(f)	0.51
1.00	0.00	(f)	300,429	0.15	0.00		0.51

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	93

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
U.S. Treasury Plus Money Market Fund (continued)
Morgan
Year Ended February 28, 2017	$1.00	$—	(d)(e)	$—	(e)	$—	(e)	$—	(e)	$—	(e)	$—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2013	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Premier
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2013	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Reserve
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2013	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Service
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—		—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—		—		—
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2013	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.005.
(f)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.00	%(f)	$244,830	0.43%	0.00	%(f)	0.61%
1.00	0.00	(f)	706,209	0.15	0.00	(f)	0.61
1.00	0.00	(f)	734,788	0.07	0.00	(f)	0.61
1.00	0.00	(f)	612,152	0.08	0.00	(f)	0.61
1.00	0.00	(f)	597,117	0.15	0.00	(f)	0.61

1.00	0.03		640,584	0.41	0.04		0.46
1.00	0.00	(f)	244,258	0.14	0.00	(f)	0.46
1.00	0.00	(f)	383,019	0.07	0.00	(f)	0.46
1.00	0.00	(f)	493,950	0.08	0.00	(f)	0.46
1.00	0.00	(f)	611,667	0.15	0.00	(f)	0.46

1.00	0.00	(f)	109,454	0.40	0.00	(f)	0.71
1.00	0.00	(f)	679,587	0.15	0.00	(f)	0.71
1.00	0.00	(f)	847,101	0.07	0.00	(f)	0.71
1.00	0.00	(f)	943,099	0.08	0.00	(f)	0.71
1.00	0.00	(f)	915,908	0.15	0.00	(f)	0.71

1.00	0.00		20	0.44	0.00		1.90
1.00	0.00	(f)	20	0.12	0.00	(f)	2.08
1.00	0.00	(f)	100	0.07	0.00	(f)	1.06
1.00	0.00	(f)	100	0.08	0.00	(f)	1.06
1.00	0.00	(f)	100	0.15	0.00	(f)	1.06

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	95

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Federal Money Market Fund
Agency
Year Ended February 28, 2017	$1.00	$—	(b)(c)	$—	(c)	$—	(c)	$—	(c)	$—	(c)	$—	(c)
Year Ended February 29, 2016	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2015	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2014	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2013	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Institutional Class
Year Ended February 28, 2017	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2015	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2014	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2013	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Morgan
Year Ended February 28, 2017	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2015	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2014	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2013	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Premier
Year Ended February 28, 2017	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2015	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2014	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2013	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Reserve
Year Ended February 28, 2017	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2015	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2014	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2013	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

(a)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Amount rounds to less than $0.005.
(d)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return	Net assets, end of period (000’s)	Net expenses (a)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.20%	$133,227	0.26%	0.19%		0.35%
1.00	0.02	233,955	0.16	0.02		0.33
1.00	0.01	84,778	0.07	0.00	(d)	0.35
1.00	0.01	233,285	0.08	0.01		0.34
1.00	0.01	258,642	0.11	0.01		0.33

1.00	0.25	2,767,271	0.21	0.25		0.30
1.00	0.03	3,615,992	0.13	0.03		0.28
1.00	0.01	3,995,934	0.06	0.01		0.30
1.00	0.01	3,835,871	0.07	0.01		0.29
1.00	0.01	3,259,389	0.12	0.01		0.28

1.00	0.02	53,090	0.42	0.01		0.67
1.00	0.01	131,723	0.16	0.01		0.65
1.00	0.01	111,292	0.07	0.01		0.65
1.00	0.01	96,652	0.07	0.01		0.64
1.00	0.01	127,920	0.12	0.01		0.63

1.00	0.04	109,282	0.41	0.04		0.50
1.00	0.01	171,808	0.14	0.01		0.49
1.00	0.01	219,792	0.06	0.01		0.50
1.00	0.01	277,420	0.07	0.01		0.49
1.00	0.01	292,491	0.12	0.01		0.48

1.00	0.01	226	0.40	0.01		0.75
1.00	0.01	17,852	0.15	0.01		0.74
1.00	0.01	2,262	0.06	0.01		0.75
1.00	0.01	2,429	0.09	0.00	(d)	0.74
1.00	0.01	18,231	0.12	0.01		0.73

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	97

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
100% U.S. Treasury Securities Money Market Fund
Agency
Year Ended February 28, 2017	$1.00	$—	(b)(c)	$—	(c)	$—	(c)	$—	(c)	$—	(c)	$—	(c)
Year Ended February 29, 2016	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2015	1.00	—		—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2014	1.00	—		—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2013	1.00	—		—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Capital
Year Ended February 28, 2017	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2015	1.00	—		—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2014	1.00	—		—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2013	1.00	—		—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Institutional Class
Year Ended February 28, 2017	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2015	1.00	—		—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2014	1.00	—		—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2013	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Morgan
Year Ended February 28, 2017	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2015	1.00	—		—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2014	1.00	—		—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2013	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Premier
Year Ended February 28, 2017	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2015	1.00	—		—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2014	1.00	—		—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2013	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Reserve
Year Ended February 28, 2017	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2015	1.00	—		—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2014	1.00	—		—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2013	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Service
Year Ended February 28, 2017	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(b)(c)	—	(c)	—	(c)	—		—	(c)	—	(c)
Year Ended February 28, 2015	1.00	—		—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2014	1.00	—		—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2013	1.00	—		—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

(a)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Amount rounds to less than $0.005.
(d)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return		Net assets, end of period (000’s)	Net expenses (a)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.15%		$1,848,739	0.26%	0.15%		0.31%
1.00	0.01		1,895,744	0.10	0.01		0.31
1.00	0.00	(d)	1,700,093	0.05	0.00		0.31
1.00	0.00	(d)	1,991,907	0.07	0.00		0.31
1.00	0.00	(d)	2,685,908	0.10	0.00		0.31

1.00	0.23		11,630,048	0.18	0.23		0.21
1.00	0.02		9,678,309	0.08	0.01		0.21
1.00	0.00	(d)	8,717,551	0.04	0.00		0.21
1.00	0.00	(d)	9,468,647	0.06	0.00		0.21
1.00	0.00	(d)	9,726,191	0.10	0.00		0.21

1.00	0.20		9,414,776	0.21	0.21		0.26
1.00	0.01		7,378,773	0.08	0.01		0.26
1.00	0.00	(d)	10,302,127	0.04	0.00		0.26
1.00	0.00	(d)	9,143,359	0.06	0.00		0.26
1.00	0.00	(d)	8,763,499	0.10	0.00	(d)	0.26

1.00	0.00	(d)	1,148,892	0.40	0.00	(d)	0.61
1.00	0.00	(d)	1,990,677	0.10	0.00	(d)	0.61
1.00	0.00	(d)	1,477,551	0.05	0.00		0.61
1.00	0.00	(d)	1,625,797	0.07	0.00		0.61
1.00	0.00	(d)	1,969,401	0.10	0.00	(d)	0.61

1.00	0.02		857,883	0.38	0.02		0.46
1.00	0.00	(d)	1,219,310	0.10	0.00	(d)	0.46
1.00	0.00	(d)	1,259,597	0.04	0.00		0.46
1.00	0.00	(d)	1,130,636	0.07	0.00		0.46
1.00	0.00	(d)	1,361,053	0.10	0.00	(d)	0.46

1.00	0.00	(d)	75,190	0.41	0.00		0.71
1.00	0.00	(d)	108,109	0.14	0.00	(d)	0.71
1.00	0.00	(d)	46,667	0.04	0.00		0.71
1.00	0.00	(d)	44,246	0.07	0.00		0.71
1.00	0.00	(d)	56,977	0.10	0.00	(d)	0.71

1.00	0.00	(d)	20	0.41	0.00		2.00
1.00	0.00	(d)	20	0.07	0.00	(d)	2.08
1.00	0.00	(d)	100	0.04	0.00		1.06
1.00	0.00	(d)	100	0.06	0.00		1.06
1.00	0.00	(d)	100	0.10	0.00		1.06

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	99

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Tax Free Money Market Fund
Agency
Year Ended February 28, 2017	$1.00	$—	(b)(c)	$—	(c)	$—	(c)	$—	(c)	$—	(c)	$—	(c)
Year Ended February 29, 2016	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2015	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2014	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2013	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Direct
Year Ended February 28, 2017	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2015	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2014	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2013	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Institutional Class
Year Ended February 28, 2017	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2015	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2014	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2013	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Morgan
Year Ended February 28, 2017	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2015	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2014	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2013	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Premier
Year Ended February 28, 2017	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2015	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2014	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2013	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Reserve
Year Ended February 28, 2017	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(b)(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2015	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2014	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2013	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

(a)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Amount rounds to less than $0.005.
(d)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return	Net assets, end of period (000’s)	Net expenses (a)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.27%	$437,689	0.25%	0.26%		0.31%
1.00	0.03	344,578	0.05	0.01		0.31
1.00	0.02	322,389	0.07	0.01		0.31
1.00	0.02	307,751	0.12	0.01		0.31
1.00	0.01	410,555	0.21	0.00	(d)	0.31

1.00	0.24	20	0.28	0.24		1.26
1.00	0.03	20	0.05	0.01		1.32
1.00	0.02	100	0.07	0.01		0.31
1.00	0.02	100	0.11	0.01		0.31
1.00	0.01	100	0.21	0.00	(d)	0.31

1.00	0.32	10,567,571	0.20	0.31		0.26
1.00	0.03	10,007,028	0.04	0.01		0.26
1.00	0.02	11,663,024	0.07	0.01		0.26
1.00	0.02	10,650,809	0.10	0.01		0.26
1.00	0.03	5,288,309	0.20	0.02		0.26

1.00	0.05	11,468	0.44	0.04		0.62
1.00	0.03	111,381	0.04	0.01		0.62
1.00	0.02	109,439	0.08	0.01		0.61
1.00	0.02	280,117	0.12	0.01		0.61
1.00	0.01	448,515	0.21	0.00	(d)	0.61

1.00	0.12	1,713,414	0.38	0.10		0.46
1.00	0.03	2,984,160	0.04	0.01		0.46
1.00	0.02	2,593,113	0.07	0.01		0.46
1.00	0.02	2,390,160	0.12	0.01		0.46
1.00	0.01	4,891,040	0.21	0.00	(d)	0.46

1.00	0.02	2,650,165	0.47	0.02		0.71
1.00	0.03	4,220,927	0.04	0.01		0.71
1.00	0.02	4,208,768	0.07	0.01		0.71
1.00	0.02	4,484,279	0.12	0.01		0.71
1.00	0.01	6,804,823	0.21	0.00	(d)	0.71

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	101

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Municipal Money Market Fund
Agency
Year Ended February 28, 2017	$1.00	$—	(d)(e)	$—	(e)	$—	(e)	$—	(e)	$—	(e)	$—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 28, 2013	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)

Eagle Class
July 1, 2016 (f) through February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

E*Trade (g)
For the Period Ended September 21, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 28, 2013	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)

Institutional Class
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 28, 2013	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)

Morgan
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 28, 2013	1.00	—	(e)	—	(e)	—	(e)	—		—		—

Premier
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 28, 2013	1.00	—	(e)	—	(e)	—	(e)	—		—		—

Reserve
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 28, 2013	1.00	—		—	(e)	—	(e)	—		—		—

Service
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 28, 2013	1.00	—		—	(e)	—	(e)	—		—		—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.005.
(f)	Commencement of offering of class of shares.
(g)	E*Trade Shares of Municipal Money Market Fund had no assets from the close of business on September 21, 2016.
(h)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.33%		$35,608	0.23%	0.20%		0.33%
1.00	0.01		193,260	0.08	0.01		0.32
1.00	0.01		81,196	0.12	0.01		0.32
1.00	0.01		39,280	0.19	0.01		0.32
1.00	0.04		64,782	0.26	0.04		0.32

1.00	0.04		619,001	0.67	0.04		0.76

1.00	0.01		—	0.41	0.01		1.07
1.00	0.01		1,935,318	0.08	0.01		1.07
1.00	0.01		2,000,898	0.13	0.01		1.07
1.00	0.01		1,992,153	0.18	0.01		1.07
1.00	0.01		1,874,152	0.28	0.01		1.07

1.00	0.37		303,233	0.21	0.39		0.30
1.00	0.01		132,605	0.08	0.01		0.27
1.00	0.01		188,480	0.13	0.01		0.27
1.00	0.02		224,592	0.18	0.02		0.27
1.00	0.08		202,999	0.21	0.09		0.27

1.00	0.08		312,787	0.49	0.07		0.64
1.00	0.01		387,521	0.08	0.01		0.62
1.00	0.01		353,483	0.13	0.01		0.62
1.00	0.00	(h)	330,333	0.19	0.00	(h)	0.62
1.00	0.00		356,149	0.29	0.00	(h)	0.62

1.00	0.16		31,528	0.41	0.12		0.49
1.00	0.01		28,451	0.08	0.01		0.47
1.00	0.01		29,376	0.13	0.01		0.47
1.00	0.00	(h)	40,357	0.19	0.00	(h)	0.47
1.00	0.00		52,034	0.29	0.00	(h)	0.47

1.00	0.04		152	0.39	0.01		0.74
1.00	0.01		9,796	0.08	0.01		0.73
1.00	0.01		11,604	0.14	0.01		0.72
1.00	0.00	(h)	32,909	0.19	0.00	(h)	0.72
1.00	0.00		45,250	0.30	0.00		0.72

1.00	0.03		363,754	0.54	0.01		1.09
1.00	0.01		515,523	0.08	0.01		1.07
1.00	0.01		397,469	0.12	0.01		1.07
1.00	0.00	(h)	238,328	0.19	0.00	(h)	1.07
1.00	0.00		243,374	0.29	0.00		1.07

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2017

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) collectively, (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 8 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Prime Money Market Fund	Class C, Agency, Capital, Cash Management^, Direct^^, Eagle Class^^, IM, Institutional Class, Investor^^, Morgan, Premier, Reserve and Service^^	JPM I	Diversified
Liquid Assets Money Market Fund	Class C, Agency, Capital, E*Trade^^^, Institutional Class, Investor, Morgan, Premier, Reserve and Service^^	JPM II	Diversified
U.S. Government Money Market Fund	Agency, Capital, Direct, E*Trade^^^^, Eagle Class, IM, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM II	Diversified
U.S. Treasury Plus Money Market Fund	Class C, Agency, Direct, Eagle Class, IM, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM II	Diversified
Federal Money Market Fund	Agency, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
100% U.S. Treasury Securities Money Market Fund	Agency, Capital, Institutional Class, Morgan, Premier, Reserve and Service	JPM I	Diversified
Tax Free Money Market Fund	Agency, Direct, Eagle Class^^, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
Municipal Money Market Fund	Agency, E*Trade^^^, Eagle Class^^^^^, Institutional Class, Morgan, Premier, Reserve and Service	JPM II	Diversified

^	Liquidated on December 21, 2016.
^^	Liquidated on November 21, 2016.
^^^	E*Trade Shares of Liquid Assets Money Market Fund and Municipal Money Market Fund had no assets from the close of business on October 19, 2016 and September 21, 2016, respectively.
^^^^	Commenced operations on March 9, 2016.
^^^^^	Commenced operations on July 1, 2016.

The investment objective of Prime Money Market Fund is to seek current income while seeking to maintain liquidity and a low volatility of principal. Prior to July 1, 2016, the investment objective was to provide the highest possible level of current income while still maintaining liquidity and preserving capital.

The investment objective of Liquid Assets Money Market Fund and U.S. Treasury Plus Money Market Fund is to seek current income with liquidity and stability of principal.

The investment objective of U.S. Government Money Market Fund is to seek high current income with liquidity and stability of principal.

The investment objective of Federal Money Market Fund is to provide current income while still preserving capital and maintaining liquidity.

The investment objective of 100% U.S. Treasury Securities Money Market Fund is to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal.

The investment objective of Tax Free Money Market Fund is to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity.

The investment objective of Municipal Money Market Fund is to seek as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal.

The Liquid Assets Money Market Fund, Tax Free Money Market Fund and Municipal Money Market Fund seek to qualify as Retail money market funds in accordance with criteria established by the Securities and Exchange Commission (“SEC”). Under applicable SEC rules, these Funds are ordinarily permitted to utilize amortized cost accounting to value their portfolio securities and transact at a stable $1.00 share price. These Funds have adopted polices and procedures that allow the Board of Trustees (the “Board”) to impose a liquidity fee and/or redemption gate in the event that their weekly liquid assets fall below a designated threshold.

The Prime Money Market Fund does not seek to qualify as a Retail or Government money market fund and transacts utilizing a floating net asset value (“NAV”) calculated to four decimal places. The Fund has adopted polices and procedures that allow the Board to impose a liquidity fee and/or redemption gate in the event that its weekly liquid assets falls below a designated threshold.

The U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund, Federal Money Market Fund and 100% U.S. Treasury Securities Money Market Fund seek to qualify as Government money market funds in accordance with criteria established by the SEC. Under applicable SEC

104	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

rules, these Funds are ordinarily permitted to utilize amortized cost accounting to value their portfolio securities and transact at a stable $1.00 share price.

Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Agency, Capital, Cash Management, Direct, Eagle Class, E*Trade, IM, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Funds’ administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Funds’ Administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards

Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board, which established the following approach to valuation, as described more fully below: securities and other debt instruments held by money market funds pursuant to Rule 2a-7 under the 1940 Act shall be valued using the amortized cost method provided that certain conditions are met, with the exception of the Prime Money Market Fund.

The amortized cost method of valuation involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

As of October 1, 2016, consistent with the amendments to Rule 2a-7 under the 1940 Act, the Prime Money Market Fund established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at unadjusted quoted prices and (ii) all other investments for which market quotation are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. This includes also monitoring on a daily basis that the amortized cost valuation method fairly reflects the market-based net asset value (“NAV”) of the Funds. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

For the Prime Money Market Fund, fixed income instruments for which market quotations are not readily available are fair valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Quoted prices in active markets for identical securities.
•	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as level 2.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2017 (continued)

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

Prime Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$30,351,875	$—	$30,351,875

The following is a summary of the inputs used as of February 28, 2017, in valuing the Funds’ assets and liabilities carried at amortized cost which approximates fair value (amounts in thousands):

Liquid Assets Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$760,976	$—	$760,976

U.S. Government Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$145,887,046	$—	$145,887,046

U.S. Treasury Plus Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$24,242,528	$—	$24,242,528

Federal Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$3,046,869	$—	$3,046,869

100% U.S. Treasury Securities Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$24,865,786	$—	$24,865,786

Tax Free Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$15,650,781	$—	$15,650,781

Municipal Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$1,660,086	$—	$1,660,086

(a)	All portfolio holdings designated as level 2 are disclosed individually on the SOIs. Please refer to the SOIs for specifics of the major categories of portfolio holdings.

There were no transfers among any levels during the year ended February 28, 2017.

106	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

As of February 28, 2017, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A under the Securities Act.

C. Repurchase Agreements — The Funds may enter into repurchase agreement transactions that meet the credit guidelines of JPMIM, an indirect, wholly-owned subsidiary of JPMorgan. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. Repurchase agreement collateral may be held in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan. The Prime Money Market Fund, Liquid Assets Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Plus Money Market Fund or their affiliates may transfer uninvested cash into joint accounts, which are utilized by multiple accounts or funds managed by the Adviser or its affiliates, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties and collateral.

The Funds’ repurchase agreements are not subject to master netting arrangements.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the year ended February 28, 2017 are as follows (amounts in thousands):

	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund		Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund		Tax Free Money Market Fund		Municipal Money Market Fund
Class C	$10	$12	n/a	$5		n/a		n/a		n/a		n/a
Agency	150	2	$193	27		$6		$33		$7		$2
Capital	1,182	30	1,054	n/a		n/a		209		n/a		n/a
Cash Management	7	n/a	n/a	n/a		n/a		n/a		n/a		n/a
Direct	11	n/a	13	11		n/a		n/a		—	(a)	n/a
Eagle Class	6	n/a	4	—	(a)	n/a		n/a		13		5
E*Trade	n/a	34	1	n/a		n/a		n/a		n/a		22
IM	42	n/a	8	126		n/a		n/a		n/a		n/a
Institutional Class	$408	$89	$352	$221		$70		$168		$187		$5
Investor	16	4	57	3		n/a		n/a		n/a		n/a
Morgan	334	128	82	36		27		73		11		12
Premier	79	4	163	8		10		31		55		2
Reserve	20	5	1	12		—	(a)	5		76		1
Service	21	1	12	—	(a)	n/a		—	(a)	n/a		9

Total	$2,286	$309	$1,940	$449		$113		$519		$349		$58

(a)	Amount rounds to less than 500.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of February 28, 2017, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2017 (continued)

G. Distributions to Shareholders — Distributions from net investment income are generally declared daily and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed (Distributions in excess of) Net Investment Income	Accumulated Net Realized Gains (Losses)
U.S. Treasury Plus Money Market Fund	$113	$—	$(113)
Federal Money Market Fund	113	—	(113)
Tax Free Money Market Fund	—	(271)	271
Municipal Money Market Fund	—	(13)	13

The reclassifications for the Funds relate primarily to tax equalization and redesignation of distributions.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and generally paid monthly at an annual rate of 0.08% of each Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.10% of the first $100 billion of the average daily net assets of all money market funds in the J.P. Morgan Funds Complex covered by the Administration Agreement and 0.05% of the average daily net assets in excess of $100 billion of all such funds. For the year ended February 28, 2017, the effective annual rate was 0.07% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMCB serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class C, Cash Management, Eagle Class, E*Trade, Morgan, Reserve, and Service Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Agency, Capital, Direct, IM, Institutional Class, Investor and Premier Shares do not participate in the Distribution Plan. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class C	Cash Management	Eagle Class	E*Trade	Morgan	Reserve	Service
Prime Money Market Fund	0.75%	0.50%	0.25%	n/a	n/a	0.25%	0.60%
Liquid Assets Money Market Fund	0.75	n/a	n/a	0.60%	0.10%	0.25	0.60
U.S. Government Money Market Fund	n/a	n/a	0.25	0.60	0.10	0.25	0.60
U.S. Treasury Plus Money Market Fund	0.75	n/a	0.25	n/a	0.10	0.25	0.60
Federal Money Market Fund	n/a	n/a	n/a	n/a	0.10	0.25	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	n/a	n/a	0.10	0.25	0.60
Tax Free Money Market Fund	n/a	n/a	0.25	n/a	0.10	0.25	n/a
Municipal Money Market Fund	n/a	n/a	0.25	0.60	0.10	0.25	0.60

JPMDS waived Distribution fees as outlined in Note 3.F.

In addition, JPMDS is entitled to receive the CDSC from redemptions of Class C Shares. For the year ended February 28, 2017, JPMDS retained the following amounts (in thousands):

CDSC
Prime Money Market Fund	$1
Liquid Assets Money Market Fund	1
U.S. Treasury Plus Money Market Fund	2

108	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class C	Agency	Capital	Cash Management	Direct	Eagle Class
Prime Money Market Fund	0.25%	0.15%	0.05%	0.30%	0.15%	0.30%
Liquid Assets Money Market Fund	0.25	0.15	0.05	n/a	n/a	n/a
U.S. Government Money Market Fund	n/a	0.15	0.05	n/a	0.15	0.30
U.S. Treasury Plus Money Market Fund	0.25	0.15	n/a	n/a	0.15	0.30
Federal Money Market Fund	n/a	0.15	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	0.15	0.05	n/a	n/a	n/a
Tax Free Money Market Fund	n/a	0.15	n/a	n/a	0.15	0.30
Municipal Money Market Fund	n/a	0.15	n/a	n/a	n/a	0.30

	E*Trade	Institutional Class	Investor	Morgan	Premier	Reserve	Service
Prime Money Market Fund	n/a	0.10%	0.35%	0.35%	0.30%	0.30%	0.30%
Liquid Assets Money Market Fund	0.30%	0.10	0.35	0.35	0.30	0.30	0.30
U.S. Government Money Market Fund	0.30	0.10	0.35	0.35	0.30	0.30	0.30
U.S. Treasury Plus Money Market Fund	n/a	0.10	0.35	0.35	0.30	0.30	0.30
Federal Money Market Fund	n/a	0.10	n/a	0.35	0.30	0.30	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	0.10	n/a	0.35	0.30	0.30	0.30
Tax Free Money Market Fund	n/a	0.10	n/a	0.35	0.30	0.30	n/a
Municipal Money Market Fund	0.30	0.10	n/a	0.35	0.30	0.30	0.30

The IM Shares do not pay a fee under the Shareholder Servicing Agreement.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and JPMDS have contractually agreed to waive fees and/or reimburse the Funds, except IM Shares, to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class C	Agency	Capital	Cash Management	Direct	Eagle Class
Prime Money Market Fund	0.97%	0.26%	0.18%	0.96%	0.30%	0.70%
Liquid Assets Money Market Fund	0.97	0.26	0.18	n/a	n/a	n/a
U.S. Government Money Market Fund	n/a	0.26	0.18	n/a	0.30	0.70
U.S. Treasury Plus Money Market Fund	0.97	0.26	n/a	n/a	0.30	0.70
Federal Money Market Fund	n/a	0.26	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	0.26	0.18	n/a	n/a	n/a
Tax Free Money Market Fund	n/a	0.26	n/a	n/a	0.30	0.70
Municipal Money Market Fund	n/a	0.26	n/a	n/a	n/a	0.70

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2017 (continued)

	E*Trade	Institutional Class	Investor	Morgan	Premier	Reserve	Service
Prime Money Market Fund	n/a	0.21%	0.51%	0.52%	0.45%	0.70%	1.05%
Liquid Assets Money Market Fund	1.00%	0.21	0.51	0.59	0.45	0.70	1.05
U.S. Government Money Market Fund	1.00	0.21	0.51	0.59	0.45	0.70	1.05
U.S. Treasury Plus Money Market Fund	n/a	0.21	0.51	0.59	0.45	0.70	1.05
Federal Money Market Fund	n/a	0.21	n/a	0.59	0.45	0.70	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	0.21	n/a	0.59	0.45	0.70	1.05
Tax Free Money Market Fund	n/a	0.21	n/a	0.59	0.45	0.70	n/a
Municipal Money Market Fund	1.00	0.21	n/a	0.59	0.45	0.70	1.05

The expense limitation agreements were in effect for the year ended February 28, 2017, and are in place until at least June 30, 2017.

In addition, the Funds’ service providers have voluntarily waived fees during the year ended February 28, 2017. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended February 28, 2017, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Distribution		Total	Contractual Reimbursements
Prime Money Market Fund	$235	$124	$23,163	$—		$23,522	$219
Liquid Assets Money Market Fund	417	581	2,610	—		3,608	3
U.S. Government Money Market Fund	17,351	11,557	47,574	—	(a)	76,482	355
U.S. Treasury Plus Money Market Fund	116	70	7,092	—	(a)	7,278	23
Federal Money Market Fund	866	578	1,199	—		2,643	—
100% U.S. Treasury Securities Money Market Fund	1,102	734	6,451	—		8,287	—	(a)
Tax Free Money Market Fund	857	569	3,911	—		5,337	—	(a)
Municipal Money Market Fund	504	337	709	—		1,550	1

	Voluntary Waivers
	Investment Advisory		Administration		Shareholder Servicing	Distribution	Total
Prime Money Market Fund	$356		$237		$2,745	$6,186	$9,524
Liquid Assets Money Market Fund	—	(a)	—	(a)	79	2,939	3,018
U.S. Government Money Market Fund	—		4		3,513	10,135	13,652
U.S. Treasury Plus Money Market Fund	—	(a)	1		826	2,915	3,742
Federal Money Market Fund	—	(a)	—		126	91	217
100% U.S. Treasury Securities Money Market Fund	—	(a)	—	(a)	2,148	1,481	3,629
Tax Free Money Market Fund	494		329		4,251	7,284	12,358
Municipal Money Market Fund	55		36		652	8,167	8,910

(a)	Amount rounds to less than 500.

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

Certain Funds earn interest on certain uninvested cash balances held at the custodian, which is included in the Interest income from affiliates on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Funds may use related party broker-dealers. For the year ended February 28, 2017, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

110	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

The Funds are permitted to effect purchase and sale transactions with affiliated Funds under procedures adopted by the Board. The procedures have been designed to seek to ensure that any such security transaction complies with certain conditions of Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2017, the Funds below engaged in such transactions in the following amounts (amounts in thousands):

	Purchases	Sales	Realised Gain (Loss)
Prime Money Market Fund	$258,858	$142,452	$—
Liquid Assets Money Market Fund	13,006	—	—
Tax Free Money Market Fund	479,129	565,459	—
Municipal Money Market Fund	262,474	178,264	—

4. Class Specific Expenses

The Funds’ class specific gross expenses for the year ended February 28, 2017 were as follows (amounts in thousands):

	Distribution	Shareholder Servicing
Prime Money Market Fund
Class C	$165	$55
Agency	—	6,717
Capital	—	19,937
Cash Management	758	455
Direct	—	840
Eagle Class	697	836
Institutional Class	—	13,804
Investor	—	2,629
Morgan	—	3,928
Premier	—	4,475
Reserve	1,284	1,541
Service	5,727	2,864

	$8,631	$58,081

Liquid Assets Money Market Fund
Class C	$2,100	$700
Agency	—	113
Capital	—	414
E*Trade	1,454	727
Institutional Class	—	2,784
Investor	—	192
Morgan	967	3,384
Premier	—	309
Reserve	180	217
Service	169	85

	$4,870	$8,925

U.S. Government Money Market Fund
Agency	$—	$15,869
Capital	—	30,742
Direct	—	582
Eagle Class	1,932	2,319
E*Trade	100	50
Institutional Class	—	23,725
Investor	—	6,955
Morgan	2,137	7,480
Premier	—	22,235
Reserve	156	187
Service	7,854	3,927

	$12,179	$114,071

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2017 (continued)

	Distribution		Shareholder Servicing
U.S. Treasury Plus Money Market Fund
Class C	$2,374		$791
Agency	—		1,623
Direct	—		420
Eagle Class	—	(a)	—	(a)
Institutional Class	—		11,561
Investor	—		273
Morgan	629		2,201
Premier	—		784
Reserve	884		1,061
Service	—	(a)	—	(a)

	$3,887		$18,714

Federal Money Market Fund
Agency	$—		$303
Institutional Class	—		2,669
Morgan	95		334
Premier	—		397
Reserve	5		6

	$100		$3,709

100% U.S. Treasury Securities Money Market Fund
Agency	$—		$2,027
Capital	—		5,502
Institutional Class	—		8,620
Morgan	1,435		5,024
Premier	—		3,211
Reserve	231		277
Service	—	(a)	—	(a)

	$1,666		$24,661

Tax Free Money Market Fund
Agency	$—		$469
Direct	—		—	(a)
Eagle Class	1,495		1,793
Institutional Class	—		9,109
Morgan	83		290
Premier	—		6,357
Reserve	8,715		10,459

	$10,293		$28,477

Municipal Money Market Fund
Agency	$—		$75
Eagle Class	820		984
E*Trade	6,423		3,212
Institutional Class	—		212
Morgan	355		1,243
Premier	—		75
Reserve	11		13
Service	2,517		1,258

	$10,126		$7,072

(a)	Amount rounds to less than 500.

112	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at February 28, 2017 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Prime Money Market Fund	$30,342,501	$9,542	$(168)	$9,374

The tax character of distributions paid during the year ended February 28, 2017 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
Prime Money Market Fund	$284,725	$—	$—	$284,725
Liquid Assets Money Market Fund	14,300	43	—	14,343
U.S. Government Money Market Fund	327,630	—	—	327,630
U.S. Treasury Plus Money Market Fund	47,406	1	—	47,407
Federal Money Market Fund	7,100	—	—	7,100
100% U.S. Treasury Securities Money Market Fund	46,229	30	—	46,259
Tax Free Money Market Fund	27	565	31,827	32,419
Municipal Money Market Fund	106	175	1,492	1,773

*	Short-term gains are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended February 29, 2016 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Exempt Income	Total Distributions Paid
Prime Money Market Fund	$134,759	$—	$—	$134,759
Liquid Assets Money Market Fund	13,027	—	—	13,027
U.S. Government Money Market Fund	17,623	—	—	17,623
U.S. Treasury Plus Money Market Fund	3,741	—	—	3,741
Federal Money Market Fund	1,208	—	—	1,208
100% U.S. Treasury Securities Money Market Fund	2,326	13	—	2,339
Tax Free Money Market Fund	1,911	1,357	1,586	4,854
Municipal Money Market Fund	165	—	285	450

*	Short-term gains are treated as ordinary income for income tax purposes.

As of February 28, 2017, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Tax Exempt Income	Unrealized Appreciation (Depreciation)
Prime Money Market Fund	$16,198	$—	$—	$9,374
Liquid Assets Money Market Fund	433	—	—	—
U.S. Government Money Market Fund	31,348	—	—	—
U.S. Treasury Plus Money Market Fund	3,461	—	—	—
Federal Money Market Fund	695	—	—	—
100% U.S. Treasury Securities Money Market Fund	3,547	—	—	—
Tax Free Money Market Fund	62	139	4,242	—
Municipal Money Market Fund	38	44	150	—

The cumulative timing differences primarily consist of distributions payable and trustee deferred compensation.

Net Capital Losses incurred after October 31 within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. As of February 28, 2017, the following Fund deferred to March 1, 2017 the following net capital losses of (amounts in thousands):

Net Capital Losses
Short-Term
100% U.S. Treasury Securities Money Market Fund	$17

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2017 (continued)

beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

As of February 28, 2017, the Funds had no outstanding loans to another fund. Average loans made to another fund under the Facility for the year ended February 28, 2017, were as follows (amounts in thousands):

	Average Loans	Number of Days Outstanding	Interest Earned
Liquid Assets Money Market Fund	$15,376	42	$8
U.S. Government Money Market Fund	20,433	29	23

Interest earned as a result of lending money to another fund for the year ended February 28, 2017, if any, is included in Income from interfund lending (net) on the Statements of Operations.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended February 28, 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of February 28, 2017, the Funds had omnibus accounts which represented the following percentage of each Fund’s net assets:

	Number of Affiliates Omnibus Accounts	% of the Fund	Number of Non-Affiliates Omnibus Accounts	% of the Fund
Prime Money Market Fund	4	21.0%	—	—%
Liquid Assets Money Market Fund	6	62.4	2	11.5
U.S. Treasury Plus Money Market Fund	2	18.3	—	—
Federal Money Market Fund	3	56.4	1	16.5
100% U.S. Treasury Securities Money Market Fund	4	18.4	—	—
Tax Free Money Market Fund	3	27.2	3	67.3
Municipal Money Market Fund	5	38.6	3	59.0

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

The Municipal Money Market Fund and Tax Free Money Market Fund invest primarily in a portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Municipal Money Market Fund’s and Tax Free Money Market Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers cannot repay their loans.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and will require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. At this time, management is currently assessing the anticipated impact of the Regulation S-X amendments on the Funds’ financial statements and related disclosures.

114	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Prime Money Market Fund, JPMorgan Federal Money Market Fund, JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan Tax Free Money Market Fund, JPMorgan Liquid Assets Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund, JPMorgan Municipal Money Market Fund and JPMorgan U.S. Government Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Prime Money Market Fund, JPMorgan Federal Money Market Fund, JPMorgan 100% U.S. Treasury Securities Money Market Fund and JPMorgan Tax Free Money Market Fund (each a separate series of JPMorgan Trust I) and JPMorgan Liquid Assets Money Market Fund, JPMorgan U.S. Government Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund and JPMorgan Municipal Money Market Fund (each a separate series of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) as of February 28, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of February 28, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 26, 2017

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	115

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	153	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	153	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	152	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	153	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	153	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	153	None

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	153	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	153	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	153	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

116	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	153	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	153	None

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	153	None

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (153 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	117

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)*	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986) Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2017; Vice President, JPMorgan Funds Management, Inc. from August 2012 to January 2016; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

118	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, September 1, 2016, and continued to hold your shares at the end of the reporting period, February 28, 2017.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Prime Money Market Fund
Class C
Actual	$1,000.00	$1,000.60	$3.57	0.72%
Hypothetical	1,000.00	1,021.22	3.61	0.72
Agency
Actual	1,000.00	1,003.60	1.29	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Capital
Actual	1,000.00	1,004.00	0.84	0.17
Hypothetical	1,000.00	1,023.95	0.85	0.17
IM
Actual	1,000.00	1,004.00	0.84	0.17
Hypothetical	1,000.00	1,023.95	0.85	0.17
Institutional Class
Actual	1,000.00	1,003.90	0.99	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Morgan
Actual	1,000.00	1,002.30	2.58	0.52
Hypothetical	1,000.00	1,022.22	2.61	0.52
Premier
Actual	1,000.00	1,002.60	2.23	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Reserve
Actual	1,000.00	1,001.50	3.18	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64

Liquid Assets Money Market Fund
Class C
Actual	1,000.00	1,000.40	2.78	0.56
Hypothetical	1,000.00	1,022.02	2.81	0.56

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	119

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Liquid Assets Money Market Fund (continued)
Agency
Actual	$1,000.00	$1,003.00	$1.29	0.26%
Hypothetical	1,000.00	1,023.51	1.30	0.26
Capital
Actual	1,000.00	1,003.40	0.89	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
Institutional Class
Actual	1,000.00	1,003.30	1.04	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21
Investor
Actual	1,000.00	1,001.90	2.33	0.47
Hypothetical	1,000.00	1,022.46	2.36	0.47
Morgan
Actual	1,000.00	1,001.60	2.53	0.51
Hypothetical	1,000.00	1,022.27	2.56	0.51
Premier
Actual	1,000.00	1,002.10	2.23	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Reserve
Actual	1,000.00	1,001.20	3.13	0.63
Hypothetical	1,000.00	1,021.67	3.16	0.63

U.S. Government Money Market Fund
Agency
Actual	1,000.00	1,001.30	1.24	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
Capital
Actual	1,000.00	1,001.90	0.69	0.14
Hypothetical	1,000.00	1,024.10	0.70	0.14
Direct
Actual	1,000.00	1,001.20	1.39	0.28
Hypothetical	1,000.00	1,023.41	1.40	0.28
Eagle Class
Actual	1,000.00	1,000.10	2.53	0.51
Hypothetical	1,000.00	1,022.27	2.56	0.51
E*Trade
Actual	1,000.00	1,000.10	2.78	0.56
Hypothetical	1,000.00	1,022.02	2.81	0.56
IM
Actual	1,000.00	1,001.90	0.69	0.14
Hypothetical	1,000.00	1,024.10	0.70	0.14
Institutional Class
Actual	1,000.00	1,001.70	0.84	0.17
Hypothetical	1,000.00	1,023.95	0.85	0.17
Investor
Actual	1,000.00	1,000.30	2.28	0.46
Hypothetical	1,000.00	1,022.51	2.31	0.46
Morgan
Actual	1,000.00	1,000.10	2.48	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Premier
Actual	1,000.00	1,000.50	2.13	0.43
Hypothetical	1,000.00	1,022.66	2.16	0.43

120	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Government Money Market Fund (continued)
Reserve
Actual	$1,000.00	$1,000.10	$2.58	0.52%
Hypothetical	1,000.00	1,022.22	2.61	0.52
Service
Actual	1,000.00	1,000.10	2.58	0.52
Hypothetical	1,000.00	1,022.22	2.61	0.52

U.S. Treasury Plus Money Market Fund
Class C
Actual	1,000.00	1,000.00	2.48	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Agency
Actual	1,000.00	1,001.20	1.29	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Direct
Actual	1,000.00	1,001.00	1.49	0.30
Hypothetical	1,000.00	1,023.31	1.51	0.30
Eagle Class
Actual	1,000.00	1,000.00	2.43	0.49
Hypothetical	1,000.00	1,022.36	2.46	0.49
IM
Actual	1,000.00	1,001.60	0.79	0.16
Hypothetical	1,000.00	1,024.00	0.80	0.16
Institutional Class
Actual	1,000.00	1,001.40	1.04	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21
Investor
Actual	1,000.00	1,000.20	2.28	0.46
Hypothetical	1,000.00	1,022.51	2.31	0.46
Morgan
Actual	1,000.00	1,000.00	2.38	0.48
Hypothetical	1,000.00	1,022.41	2.41	0.48
Premier
Actual	1,000.00	1,000.30	2.13	0.43
Hypothetical	1,000.00	1,022.66	2.16	0.43
Reserve
Actual	1,000.00	1,000.00	2.48	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Service
Actual	1,000.00	1,000.00	2.43	0.49
Hypothetical	1,000.00	1,022.36	2.46	0.49

Federal Money Market Fund
Agency
Actual	1,000.00	1,001.30	1.29	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Institutional Class
Actual	1,000.00	1,001.50	1.04	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21
Morgan
Actual	1,000.00	1,000.10	2.33	0.47
Hypothetical	1,000.00	1,022.46	2.36	0.47
Premier
Actual	1,000.00	1,000.40	2.13	0.43
Hypothetical	1,000.00	1,022.66	2.16	0.43
Reserve
Actual	1,000.00	1,000.10	2.28	0.46
Hypothetical	1,000.00	1,022.51	2.31	0.46

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	121

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
100% U.S. Treasury Securities Money Market Fund
Agency
Actual	$1,000.00	$1,001.00	$1.29	0.26%
Hypothetical	1,000.00	1,023.51	1.30	0.26
Capital
Actual	1,000.00	1,001.40	0.89	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
Institutional Class
Actual	1,000.00	1,001.30	1.04	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21
Morgan
Actual	1,000.00	1,000.00	2.28	0.46
Hypothetical	1,000.00	1,022.51	2.31	0.46
Premier
Actual	1,000.00	1,000.20	2.08	0.42
Hypothetical	1,000.00	1,022.71	2.11	0.42
Reserve
Actual	1,000.00	1,000.00	2.23	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Service
Actual	1,000.00	1,000.00	2.28	0.46
Hypothetical	1,000.00	1,022.51	2.31	0.46

Tax Free Money Market Fund
Agency
Actual	1,000.00	1,002.10	1.29	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Direct
Actual	1,000.00	1,001.90	1.44	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29
Institutional Class
Actual	1,000.00	1,002.30	1.04	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21
Morgan
Actual	1,000.00	1,000.50	2.93	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Premier
Actual	1,000.00	1,001.20	2.23	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Reserve
Actual	1,000.00	1,000.20	3.22	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65

Municipal Money Market Fund
Agency
Actual	1,000.00	1,002.40	1.29	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Eagle Class
Actual	1,000.00	1,000.40	3.32	0.67
Hypothetical	1,000.00	1,021.47	3.36	0.67
Institutional Class
Actual	1,000.00	1,002.70	1.04	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21
Morgan
Actual	1,000.00	1,000.80	2.93	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59

122	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Municipal Money Market Fund (continued)
Premier
Actual	$1,000.00	$1,001.50	$2.23	0.45%
Hypothetical	1,000.00	1,022.56	2.26	0.45
Reserve
Actual	1,000.00	1,000.40	3.37	0.68
Hypothetical	1,000.00	1,021.42	3.41	0.68
Service
Actual	1,000.00	1,000.20	3.52	0.71
Hypothetical	1,000.00	1,021.27	3.56	0.71

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FEBRUARY 28, 2017	J.P. MORGAN MONEY MARKET FUNDS	123

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2017. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2017. The information necessary to complete your income tax returns for the calendar year ending December 31, 2017 will be provided under separate cover.

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended February 28, 2017 (amounts in thousands):

Long-Term Capital Gain Distribution
Liquid Assets Money Market Fund	$43
U.S. Treasury Plus Money Market Fund	1
100% U.S. Treasury Securities Money Market Fund	30
Tax Free Money Market Fund	565
Municipal Money Market Fund	175

Qualified Interest Income (QII) and Short Term Capital Gain

Each fund listed below paid the following amount, or maximum allowable amount, of ordinary distributions treated as qualified interest income and short-term capital gains for the fiscal year ended February 28, 2017 (amounts in thousands):

	Qualified Interest Income	Short-Term Gain
Prime Money Market Fund	$155,691	$1,002
Liquid Assets Money Market Fund	8,352	59
U.S. Government Money Market Fund	324,536	3,094
U.S. Treasury Plus Money Market Fund	47,355	51
Federal Money Market Fund	7,025	75
100% U.S. Treasury Securities Money Market Fund	45,910	320

Tax-Exempt Income

Each fund listed below had the following amount, or maximum allowable amount, of dividends paid from investment income exempt from federal income tax for the fiscal year ended February 28, 2017 (amounts in thousands):

Exempt Distributions Paid
Tax Free Money Market Fund	$31,827
Municipal Money Market Fund	1,492

Treasury Income

Each fund listed below had the following percentage, or maximum allowable percentage, of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 28, 2017:

Income from U.S. Treasury Obligations
Prime Money Market Fund	2.1%
Liquid Assets Money Market Fund	1.3
U.S. Government Money Market Fund	9.3
U.S. Treasury Plus Money Market Fund	56.6
Federal Money Market Fund	14.0
100% U.S. Treasury Securities Money Market Fund	97.3

124	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2017

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾ Social Security number and account balances

◾ transaction history and account transactions

◾ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾ open an account or provide contact information

◾ give us your account information or pay us by check

◾ make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾ sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾ affiliates from using your information to market to you

◾ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. February 2017.	AN-MMKT-217

Annual Report

J.P. Morgan Income Funds

February 28, 2017

JPMorgan Core Bond Fund

JPMorgan Core Plus Bond Fund

JPMorgan Government Bond Fund

JPMorgan High Yield Fund

JPMorgan Inflation Managed Bond Fund

JPMorgan Limited Duration Bond Fund

JPMorgan Mortgage-Backed Securities Fund

JPMorgan Short Duration Bond Fund

JPMorgan Short Duration High Yield Fund

JPMorgan Treasury & Agency Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

March 22, 2017 (Unaudited)

Dear Shareholders,

For most of the past twelve months, the U.S. economy was one of the few bright spots among developed nations as most of Europe and Japan struggled with low or negative economic growth. However, by the end of February 2017 there emerged clear signals that the world’s 20 largest economies were moving in a more synchronized fashion that could lead to an accelerating global economy.

“While the global economy appeared to grow more synchronized during the twelve months ended February 28, 2017, there also emerged political uncertainties in the U.S. and Europe.”

Indeed, the World Bank has estimated that global economic growth in 2017 will rise by 2.7% compared with 2.3% in 2016 and economists generally expect each of the world’s 20 largest economies will see an increase in gross domestic product in 2017.

In the 19-nation euro zone, manufacturing activity rose in February 2017 for the sixth consecutive month and reached levels not seen in nearly six years. Economic confidence surveys have been the strongest since 2011. While unemployment across the euro zone remained nearly twice that of the U.S., the jobless rate fell faster than expected in early 2017 to its lowest level since 2009. Importantly, euro zone inflation reached the European Central Bank’s target of 2.0% in February 2017, which provided further evidence that the risk of a painful deflationary spiral had receded.

Meanwhile, Chinese factory activity was stronger than economists expected in February 2017 and more broadly, Chinese economic stimulus measures initiated in 2016 appeared to bolster trade throughout Asia. In Japan, corporate profits were estimated at record highs even in the face of a stronger yen. South Korean exports grew in February 2017 for the fourth consecutive month. Economic data from Australia and India showed signs of stronger growth.

To a certain extent, the healthier global economy was supported by a rebound in global oil prices, which reached 15-month highs in October 2016. Prices for other commodities also rose during 2016, helping growth in those emerging market nations reliant on natural resource exports.

In the U.S., the pace of economic expansion was sufficient to persuade the Federal Reserve Bank to raise interest rates in December 2016 and again in March 2017. Meanwhile, leading stock market indexes hit record highs in late 2016 and early 2017 amid strength in corporate profits and the broader U.S. economy. Investor expectations that the Republican Party’s newly-won control of the U.S. presidency along with its majorities in both houses of the U.S. Congress would bolster economic growth while lowering certain taxes further supported U.S. financial assets.

While the global economy appeared to grow more synchronized during the twelve months ended February 28, 2017, there also emerged political uncertainties in the U.S. and Europe. In the U.K., a populist drive to exit the European Union won a surprise victory in mid-2016. While global financial markets generally rebounded from the sharp sell-off that followed the June 23rd referendum, the ultimate impact of the so-called Brexit remained uncertain and was seen as a drag on the U.K. economy. In November, Donald Trump, who campaigned on a platform that included tighter restrictions on immigration and protective trade policies, won the U.S. presidency. While voters in the Netherlands declined to give the anti-immigrant Party for Freedom a majority in the lower house of Parliament, populist parties were vying for power in France, Germany and elsewhere.

Each of these parties and their leaders — both in the U.S. and elsewhere — share broad policy goals that prioritize restricting immigration and shunning supranational trade agreements. Given that immigration and free trade are key drivers of economic growth in advanced, post-industrial nations, it remains to be seen how much electoral support these shared agendas would earn.

In the face of all this, U.S. and foreign financial markets generally rewarded investors with positive returns for the twelve months through February 28, 2017. Over time, we believe financial markets will continue to reward those investors who maintain patience and discipline in the context of a properly diversified portfolio.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	1

J.P. Morgan Income Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED FEBRUARY 28, 2017 (Unaudited)

U.S. financial markets generally provided positive returns for the twelve month reporting period amid continued growth in the U.S. economy and rising domestic interest rates. While U.S. equity outperformed most other asset classes, commodities and corporate bonds also had positive returns. At the end of June 2016, the U.K.’s vote to exit from the European Union led to a global sell-off in financial markets. However, U.S. markets rebounded within a month.

Commodities prices stabilized during the reporting period and global oil prices reached 15-month highs in October. Oil prices were further bolstered by the Organization of Petroleum Exporting Countries’ decision to curb production.

In the November 8, 2016 elections, the Republican Party won control of the presidency and retained its majority in both houses of the U.S. Congress. In the following months, key U.S. equity benchmarks reached multiple record high closings. While U.S. Treasury bonds underperformed other bond market sectors, corporate bonds and high yield bonds (also known as “junk bonds”) posted positive returns as investors sought higher yields on fixed-income assets. For the twelve months ended February 28, 2017, the Bloomberg Barclays U.S. Aggregate Index returned 1.42% and the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Capped Index returned 21.83%.

2	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

JPMorgan Core Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)[1]*	1.18%
Bloomberg Barclays U.S. Aggregate Index (formerly Barclays U.S. Aggregate Index)	1.42%

Net Assets as of 2/28/2017 (In Thousands)	$27,540,800
Duration as of 2/28/2017	5.5 years

INVESTMENT OBJECTIVE**

The JPMorgan Core Bond Fund (the “Fund”) seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2017, the Fund’s Class I Shares underperformed the Bloomberg Barclays U.S. Aggregate Index (the “Benchmark”).

Relative to the Benchmark, the Fund’s underweight position in the corporate credit sector was a leading detractor from performance. Within the Fund’s allocation to mortgage-backed securities, security selection in pass-through mortgages also detracted from relative performance. Relative to the Benchmark, the Fund’s longer duration profile in U.S. Treasury and U.S. agency bonds detracted from performance as interest rates rose in the latter part of the reporting period. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates fall or rise, respectively, versus bonds with shorter duration.

The Fund’s security selection in asset-backed securities, commercial mortgaged-backed securities and mortgage-backed securities was a leading contributor to performance relative to the Benchmark. The Fund’s underweight position in U.S. Treasury securities and the Fund’s overall shorter duration profile relative to the Benchmark also contributed to performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. At February 28, 2017, the Fund had underweight positions in U.S. Treasury bonds and corporate bonds and had an overweight position in mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities relative to the Benchmark.

PORTFOLIO COMPOSITION***
Corporate Bonds	25.7%
U.S. Treasury Obligations	23.8
Mortgage-Backed Securities	16.1
Collateralized Mortgage Obligations	13.2
Asset-Backed Securities	11.4
Commercial Mortgage-Backed Securities	3.8
U.S. Government Agency Securities	2.6
Foreign Government Securities	1.0
Others (each less than 1.0%)	0.5
Short-Term Investment	1.9

[1]	Effective April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2017. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	3

JPMorgan Core Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 1, 1992
With Sales Charge*		(2.90)%	1.24%	3.96%
Without Sales Charge		0.91	2.01	4.37
CLASS C SHARES	March 22, 1999
With CDSC**		(0.60)	1.38	3.69
Without CDSC		0.40	1.38	3.69
CLASS R2 SHARES	November 3, 2008	0.75	1.78	4.10
CLASS R3 SHARES	September 9, 2016	0.75	1.90	4.25
CLASS R4 SHARES	September 9, 2016	1.05	2.16	4.51
CLASS R5 SHARES	May 15, 2006	1.30	2.33	4.67
CLASS R6 SHARES	February 22, 2005	1.40	2.42	4.74
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	June 1, 1991	1.18	2.20	4.54

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/07 TO 2/28/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class R2, Class R3 and Class R4 Shares prior to their inception are based on the performance of Class I Shares, the original class offered. With respect to Class R2, Class R3 and Class R4 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Core Bond Fund, the Bloomberg Barclays U.S. Aggregate Index and the Lipper Core Bond Funds Index from February 28, 2007 to February 28, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Core Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Core Bond Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

JPMorgan Core Plus Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)[1]*	3.74%
Bloomberg Barclays U.S. Aggregate Index (formerly Barclays U.S. Aggregate Index)	1.42%

Net Assets as of 2/28/2017 (In Thousands)	$8,435,129
Duration as of 2/28/2017	5.3 years

INVESTMENT OBJECTIVE**

The JPMorgan Core Plus Bond Fund (the “Fund”) seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2017, the Fund’s Class I Shares outperformed the Bloomberg Barclays U.S. Aggregate Index (the “Benchmark”).

Relative to the Benchmark, the Fund’s allocation to high yield bonds (also known as “junk bonds”), which outperformed investment grade debt securities during the twelve month reporting period, was a leading contributor to relative performance. The Benchmark did not hold high yield bonds. The Fund’s security selection in asset-backed securities, commercial mortgage-backed securities and mortgages, and its underweight position in U.S. Treasury bonds also contributed to relative performance.

The Fund’s underweight position in investment grade corporate debt securities was a leading detractor from relative performance. The Fund’s cash position via money market funds, which was less than 2% of assets under management at the end of the reporting period and was used to maintain adequate liquidity for Fund operations, also detracted from relative performance.

HOW WAS THE FUND POSITIONED?

The Fund continued to focus on security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. The managers employ a macro-economic analysis to determine asset allocation and positioning on the yield curve. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.

PORTFOLIO COMPOSITION***
Corporate Bonds	28.5%
U.S. Treasury Obligations	21.9
Mortgage-Backed Securities	15.2
Asset-Backed Securities	14.5
Collateralized Mortgage Obligations	7.9
Commercial Mortgage-Backed Securities	5.8
Foreign Government Securities	1.5
Others (each less than 1.0%)	1.7
Short-Term Investment	3.0

[1]	Effective April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2017. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	5

JPMorgan Core Plus Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 5, 1993
With Sales Charge*		(0.57)%	2.33%	4.52%
Without Sales Charge		3.34	3.13	4.92
CLASS C SHARES	May 30, 2000
With CDSC**		1.64	2.43	4.26
Without CDSC		2.64	2.43	4.26
CLASS L SHARES (FORMERLY INSTITUTIONAL CLASS SHARES)	June 19, 2009	3.46	3.37	5.18
CLASS R2 SHARES	November 3, 2008	2.91	2.69	4.52
CLASS R3 SHARES	September 9, 2016	3.27	2.97	4.80
CLASS R4 SHARES	September 9, 2016	3.41	3.20	5.05
CLASS R5 SHARES	September 9, 2016	3.72	3.27	5.08
CLASS R6 SHARES	February 22, 2005	3.68	3.47	5.31
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	March 5, 1993	3.74	3.27	5.08

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/07 TO 2/28/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective September 15, 2007, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed using the current strategies.

Returns shown for Class L, Class R2, Class R3, Class R4 and Class R5 Shares prior to their inception are based on the performance of Class I Shares, the original class offered. With respect to Class R2, Class R3, Class R4 and Class R5 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes. Class L and Class I Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Core Plus Bond Fund, the Bloomberg Barclays U.S. Aggregate Index and the Lipper Core Plus Bond Funds Index from February 28, 2007 to February 28, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Core Plus Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Core Plus Bond Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

JPMorgan Government Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)[1]*	(0.38)%
Bloomberg Barclays U.S. Government Bond Index (formerly Barclays U.S. Government Bond Index)	(1.15)%

Net Assets as of 2/28/2017 (In Thousands)	$1,359,940
Duration as of 2/28/2017	5.2 years

INVESTMENT OBJECTIVE**

The JPMorgan Government Bond Fund (the “Fund”) seeks a high level of current income with liquidity and safety of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2017, the Fund’s Class I Shares outperformed the Bloomberg Barclays U.S. Government Bond Index (the “Benchmark”). During the reporting period, U.S. government bonds generally underperformed other sectors of the bond market.

Relative to the Benchmark, the Fund’s shorter duration profile was a leading contributor to performance as U.S interest rates rose during the latter part of the reporting period. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates fall or rise, respectively, versus bonds with shorter duration. The Fund’s out-of-Benchmark positions in mortgage bonds and U.S. Treasury Inflation Protected Securities also contributed to performance relative to the Benchmark.

Within the Fund’s allocation to U.S. agency debentures, the Fund’s longer duration profile detracted from performance relative to the Benchmark. During the latter part of the reporting period, bonds in the shorter end of the yield curve generally outperformed other portions of the curve and the Fund’s underweight position in the short end of the yield curve detracted from relative performance. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.

HOW WAS THE FUND POSITIONED?

During the period, the Fund’s portfolio managers aimed to keep the duration of the Fund in a range of 5.00 to 5.50 years. The Fund’s portfolio managers focused on security selection, using bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities.

PORTFOLIO COMPOSITION***
Collateralized Mortgage Obligations	36.0%
U.S. Treasury Obligations	25.4
U.S. Government Agency Securities	19.3
Mortgage-Backed Securities	9.4
Commercial Mortgage-Backed Securities	1.7
Foreign Government Security	0.5
Short-Term Investment	7.7

[1]	Effective April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2017. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	7

JPMorgan Government Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 5, 1993
With Sales Charge*		(4.28)%	0.58%	3.63%
Without Sales Charge		(0.57)	1.35	4.03
CLASS C SHARES	March 22, 1999
With CDSC**		(2.36)	0.61	3.27
Without CDSC		(1.36)	0.61	3.27
CLASS R2 SHARES	November 3, 2008	(0.82)	1.11	3.76
CLASS R3 SHARES	September 9, 2016	(0.76)	1.25	3.91
CLASS R4 SHARES	September 9, 2016	(0.54)	1.50	4.17
CLASS R6 SHARES	August 1, 2016	(0.32)	1.64	4.30
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	February 8, 1993	(0.38)	1.63	4.29

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/07 TO 2/28/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class R2, Class R3, Class R4 and Class R6 Shares prior to their inception are based on the performance of Class I Shares, the original class offered. Prior performance of Class R2, Class R3, Class R4 and Class R6 Shares have been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Government Bond Fund, the Bloomberg Barclays U.S. Government Bond Index and the Lipper General U.S. Government Funds Index from February 28, 2007 to February 28, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. Government Bond Index does not include expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper General U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Bloomberg Barclays U.S. Government Bond Index is an unmanaged index composed of securities issued by the U.S. Government. The Lipper General U.S. Government Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

JPMorgan High Yield Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)[1]*	18.40%
Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Capped Index (formerly Barclays U.S. Corporate High Yield — 2% Issuer Capped Index)	21.83%

Net Assets as of 2/28/2017 (In Thousands)	$13,262,047
Duration as of 2/28/2017	6.1 years

INVESTMENT OBJECTIVE**

The JPMorgan High Yield Fund (the “Fund”) seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2017, the Fund’s Class I Shares underperformed the Bloomberg Barclays U.S. Corporate High Yield – 2% Issuer Capped Index (the “Benchmark”). During the reporting period, high yield bonds (also known as “junk bonds”) generally outperformed other sectors of the bond market.

Relative to the Benchmark, the Fund’s underweight position in the energy sector and its overweight position and security selection in the consumer non-cyclical sector were leading detractors from performance. The Fund’s underweight position in bonds rated B and CCC detracted from relative performance as securities of lower credit quality outperformed the market during the reporting period.

Relative to the Benchmark, the Fund’s security selection in the finance sector, which includes banks, insurers and asset managers, and its overweight position in the utilities sector, which was not held in the Benchmark, helped performance. The Fund’s underweight position in bonds rated AAA and AA also contributed to relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers sought to take specific, targeted credit risk based on the portfolio managers’ analysis of favorable risk/reward opportunities, while continuing to build a core of improving below investment grade investments. The portfolio managers moved the portfolio into higher quality below investment grade debt securities. In the energy sector, the managers continued to seek value in higher quality below investment grade debt securities of companies with strong balance sheets.

PORTFOLIO COMPOSITION***
Corporate Bonds	90.7%
Loan Assignments	5.0
Others (each less than 1.0%)	0.9
Short-Term Investments	3.4

[1]	Effective April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2017. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	9

JPMorgan High Yield Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 13, 1998
With Sales Charge*		13.60%	4.94%	5.92%
Without Sales Charge		18.04	5.76	6.33
CLASS C SHARES	March 22, 1999
With CDSC**		16.53	5.19	5.70
Without CDSC		17.53	5.19	5.70
CLASS R2 SHARES	November 3, 2008	17.74	5.44	6.02
CLASS R5 SHARES	May 15, 2006	18.40	6.03	6.63
CLASS R6 SHARES	February 22, 2005	18.49	6.10	6.68
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	November 13, 1998	18.40	5.98	6.58

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/07 TO 2/28/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective September 14, 2009, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed using the current strategies.

Returns shown for Class R2 Shares prior to its inception are based on the performance of Class I Shares, the original class offered. With respect to Class R2 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan High Yield Fund, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Capped Index and the Lipper High Yield Bond Index from February 28, 2007 to February 28, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Capped Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper High Yield Bond Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Capped Index is an unmanaged index comprised of fixed rate, non-investment grade debt securities that are dollar denominated and non-convertible. The index limits the maximum exposure to any one issuer to 2%. The Lipper High Yield Bond Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

JPMorgan Inflation Managed Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2017 (Unaudited)

Reporting Period Return:
Fund (Class I Shares)[1]*	3.83%
Bloomberg Barclays 1-10 Year U.S. TIPS Index (formerly Barclays 1-10 Year U.S. TIPS Index)	2.85%
Bloomberg Barclays U.S. Intermediate Aggregate Index (formerly Barclays U.S. Intermediate Aggregate Index)	0.89%
Inflation Managed Bond Composite Benchmark[2]	4.27%

Net Assets as of 2/28/2017 (In Thousands)	$1,447,223
Duration as of 2/28/2017	3.9 years

INVESTMENT OBJECTIVE**

The JPMorgan Inflation Managed Bond Fund (the “Fund”) seeks to maximize inflation protected total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2017, the Fund’s Class I Shares outperformed the Bloomberg Barclays 1-10 Year U.S. TIPS (Treasury Inflation Protected Securities) Index (the “Index”) and the Bloomberg Barclays U.S. Intermediate Aggregate Index but underperformed the Inflation Managed Bond Composite Benchmark (the “Composite Benchmark”). Amid investor expectations for rising inflation, the Fund’s inflation hedge, which included CPI-U swaps and TIPS, contributed to both absolute performance and performance relative to the Index.

Relative to the Composite Benchmark, the Fund’s longer duration profile in U.S. agency bonds detracted from performance as U.S. interest rates rose during the latter part of the reporting period. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates fall or rise, respectively, versus bonds with shorter duration. The Fund’s allocation to U.S. agency mortgage bonds, which were not held in the Composite Benchmark, also detracted from relative performance.

Relative to the Composite Benchmark, the Fund’s allocations to asset-backed securities, commercial mortgage-backed securities and non-agency mortgages — none of which were held in the Composite Benchmark — also contributed to relative performance. During the latter part of the reporting period, corporate bonds outperformed U.S. Treasury bonds and the Fund’s underweight position in Treasury bonds also helped performance relative to the Composite Benchmark.

HOW WAS THE FUND POSITIONED?

Among the Fund’s fixed income holdings, the Fund’s portfolio managers continued to focus on security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities.

The Fund’s portfolio managers sought to protect the portfolio from inflation risk across maturities. Therefore, the yield curve positioning of the underlying core bonds is used as the general basis for the Fund’s inflation swap positioning. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.

The Fund’s portfolio managers manage the duration of the inflation protection versus the duration of the underlying bonds to protect the portfolio from both actual realized inflation as well as the loss of value that results from an increase in inflation expectations. The inflation protection was actively managed using CPU-I swaps and TIPS. Generally, the swaps were structured so that a counterparty agrees to pay the cumulative percentage change in the U.S. Consumer Price Index for All Urban Consumers over the duration of the swap. In turn, the Fund pays a compounded fixed rate. U.S. Treasury TIPS adjust the principal of the underlying bond so that it increases with inflation as measured by the U.S. Consumer Price Index, and decreases with deflation. At maturity, a TIPS investor is paid either the adjusted or the original principal, whichever is greater.

During the first half of the reporting period, the portfolio managers reduced the Fund’s overall inflation exposure but increased the level of inflation exposure over the final four months of the reporting period.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	11

JPMorgan Inflation Managed Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2017 (Unaudited) (continued)

PORTFOLIO COMPOSITION***
Corporate Bonds	31.3%
U.S. Treasury Obligations	21.9
Collateralized Mortgage Obligations	14.5
U.S. Government Agency Securities	12.3
Mortgage-Backed Securities	8.4
Asset-Backed Securities	5.1
Commercial Mortgage-Backed Securities	3.8
Foreign Government Securities	0.3
Short-Term Investments	2.4

[1]	Effective April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
[2]

The Fund’s composite benchmark is determined by adding the performance return of the Bloomberg Barclays Intermediate Government/Credit Index and 80% of the Bloomberg Barclays Inflation Swap 5 Year Zero Coupon Index.

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2017. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

JPMorgan Inflation Managed Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	March 31, 2010
With Sales Charge*		(0.30)%	(0.08)%	1.65%
Without Sales Charge		3.63	0.69	2.21
CLASS C SHARES	March 31, 2010
With CDSC**		2.05	0.04	1.55
Without CDSC		3.05	0.04	1.55
CLASS R5 SHARES	March 31, 2010	3.95	0.92	2.43
CLASS R6 SHARES	November 30, 2010	4.05	0.98	2.48
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	March 31, 2010	3.83	0.84	2.36

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/31/10 TO 2/28/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 31, 2010.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Inflation Managed Bond Fund, the Bloomberg Barclays 1–10 Year U.S. TIPS Index, the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Inflation Managed Bond Composite Benchmark and the Lipper Inflation-Protected Bond Funds Index from March 31, 2010 to February 28, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays 1–10 Year U.S. TIPS Index and the Bloomberg Barclays U.S. Intermediate Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The performance of the Lipper Inflation-Protected Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays 1–10 Year U.S. TIPS Index represents the performance of intermediate (1–10 year) U.S. Treasury Inflation Protection Securities. The Bloomberg Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. government, mortgage, corporate and asset-backed securities with maturities of one to 10 years. The Inflation Managed Bond Composite Benchmark is determined by adding the Bloomberg Barclays Intermediate Government/Credit Index and 80% of the Bloomberg Barclays Inflation Swap 5 Year Zero Coupon Index. The Lipper Inflation-Protected Bond Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	13

JPMorgan Limited Duration Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2017 (Unaudited) (continued)

REPORTING PERIOD RETURN:
Fund (Class I Shares)[1]*	1.47%
Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index (formerly Barclays 1–3 Year U.S. Government/Credit Bond Index)	1.02%

Net Assets as of 2/28/2017 (In Thousands)	$1,186,641
Duration as of 2/28/2017	1.7 years

INVESTMENT OBJECTIVE**

The JPMorgan Limited Duration Bond Fund (the “Fund”) seeks a high level of current income consistent with low volatility of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2017, the Fund’s Class I Shares outperformed the Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index (the “Benchmark”).

The Fund’s allocations to mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities, none of which were held in the Benchmark, were leading contributors to performance relative to the Benchmark. The Fund held no U.S. Treasury bonds or U.S. agency debentures during the reporting period, which also contributed to relative performance. During the latter portion of the reporting period, interest rates rose and the Fund’s overall shorter duration profile relative to the Benchmark helped performance. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates fall or rise, respectively, versus bonds with shorter duration.

During the latter part of the reporting period, corporate credit generally outperformed other sectors of the bond market and the Fund’s underweight position in corporate credit detracted from relative performance. The Fund’s cash position via money market funds, which was used to maintain adequate liquidity for Fund operations, detracted slightly from relative performance.

HOW WAS THE FUND POSITIONED?

During the twelve month period, the Fund’s portfolio managers continued to focus on security selection, using bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. During the reporting period, the Fund’s portfolio managers used a money market fund to maintain a degree of liquidity for the Fund. During the reporting period, the Fund’s overall duration increased to 1.7 years at February 28, 2017, from 0.98 years at February 29, 2016.

PORTFOLIO COMPOSITION***
Collateralized Mortgage Obligations	53.8%
Asset-Backed Securities	17.6
Corporate Bonds	12.8
Mortgage-Backed Securities	3.8
Commercial Mortgage-Backed Securities	2.6
Municipal Bond	0.1
Short-Term Investment	9.3

[1]	Effective April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2017. The Fund’s portfolio composition is subject to change.

14	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

JPMorgan Limited Duration Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 10, 1993
With Sales Charge*		(1.15)%	1.51%	2.08%
Without Sales Charge		1.13	1.98	2.30
CLASS C SHARES	November 1, 2001
With CDSC**		(0.37)	1.45	1.80
Without CDSC		0.63	1.45	1.80
CLASS R6 SHARES	February 22, 2005	1.58	2.42	2.77
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	February 2, 1993	1.47	2.23	2.56

*	Sales Charge for Class A Shares is 2.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/07 TO 2/28/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Limited Duration Bond Fund, the Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index and the Lipper Short-Intermediate Investment Grade Debt Funds Index from February 28, 2007 to February 28, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index does not reflect the deduction of expenses or sales charges associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Short-Intermediate Investment Grade Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index is an unmanaged index of investment grade government and corporate bonds with maturities of one to three years. The Lipper Short-Intermediate Investment Grade Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	15

JPMorgan Mortgage-Backed Securities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2017 (Unaudited) (continued)

REPORTING PERIOD RETURN:
Fund (Class I Shares)[1]*	1.06%
Bloomberg Barclays U.S. MBS Index (formerly Barclays U.S. MBS Index)	0.44%

Net Assets as of 2/28/2017 (In Thousands)	$2,364,801
Duration as of 2/28/2017	4.0 years

INVESTMENT OBJECTIVE**

The JPMorgan Mortgage-Backed Securities Fund (the “Fund”) seeks to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2017, the Fund’s Class I Shares outperformed the Bloomberg Barclays U.S. MBS Index (the “Benchmark”).

Relative to the Benchmark, the Fund’s overall security selection helped performance. The Fund’s out-of-Benchmark allocations to non-agency mortgage bonds and asset-backed securities also contributed to relative performance.

The Fund’s security selection in U.S. agency mortgage pass-throughs was a leading detractor from relative performance. To maintain liquidity, the Fund made a small allocation to U.S. Treasury bonds, which detracted from relative performance. The Fund’s allocation to cash via a money market fund, which was used to maintain adequate liquidity for Fund operations, also hurt relative performance.

HOW WAS THE FUND POSITIONED?

The Fund continued to focus on security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities.

PORTFOLIO COMPOSITION***
Mortgage-Backed Securities	42.3%
Collateralized Mortgage Obligations	33.5
Asset-Backed Securities	14.2
Commercial Mortgage-Backed Securities	7.9
Others (each less than 1.0%)	0.3
Short-Term Investment	1.8

[1]	Effective April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2017. The Fund’s portfolio composition is subject to change.

16	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

JPMorgan Mortgage-Backed Securities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	August 18, 2000
With Sales Charge*		(2.97)%	1.45%	4.40%
Without Sales Charge		0.78	2.24	4.79
CLASS C SHARES	July 2, 2012
With CDSC**		(0.78)	1.74	4.28
Without CDSC		0.22	1.74	4.28
CLASS R6 SHARES	February 22, 2005	1.13	2.64	5.21
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	August 18, 2000	1.06	2.50	5.06

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/07 TO 2/28/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class C Shares prior to its inception are based on the performance of Class I Shares, the original class offered. Prior Class performance has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Mortgage-Backed Securities Fund, the Bloomberg Barclays U.S. MBS Index and the Lipper U.S. Mortgage Funds Index from February 28, 2007 to February 28, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. MBS Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper U.S. Mortgage Funds

Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Bloomberg Barclays U.S. MBS Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The index includes fixed-rate and hybrid adjustable rate mortgage (ARM) pass-through securities. The Lipper U.S. Mortgage Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	17

JPMorgan Short Duration Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2017 (Unaudited) (continued)

REPORTING PERIOD RETURN:
Fund (Class I Shares)[1]*	0.90%
Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index (formerly Barclays 1–3 Year U.S. Government/Credit Bond Index)	1.02%

Net Assets as of 2/28/2017 (In Thousands)	$6,055,485
Duration as of 2/28/2017	1.8 years

INVESTMENT OBJECTIVE**

The JPMorgan Short Duration Bond Fund (the “Fund”) seeks current income consistent with preservation of capital through investment in high- and medium-grade fixed income securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2017, the Fund’s Class I Shares underperformed the Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index (the “Benchmark”).

The Fund’s out-of-Benchmark allocation to bonds in the 3-5 year portion of the yield curve — mostly corporate and U.S. Treasury bonds — detracted from performance relative to the Benchmark. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time. The Fund’s cash position via a money market fund, which was used to maintain adequate liquidity for Fund operations, detracted slightly from relative performance.

The Fund’s out-of-Benchmark allocations to non-agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities were leading contributors to performance relative to the Benchmark. The Fund’s security selection in corporate bonds and its underweight position in U.S. Treasury bonds and U.S. agency bonds also contributed to relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection, using bottom-up fundamental research to construct what they believed to be a portfolio of undervalued fixed income securities. The Fund had an underweight position in corporate bonds and U.S. agency bonds and an overweight position in mortgage-backed and asset-backed securities, which were not held in the Benchmark.

PORTFOLIO COMPOSITION***
U.S. Treasury Obligations	48.1%
Corporate Bonds	23.5
Asset-Backed Securities	8.5
U.S. Government Agency Securities	7.7
Collateralized Mortgage Obligations	6.1
Mortgage-Backed Securities	4.0
Commercial Mortgage-Backed Securities	1.0
Short-Term Investment	1.1

[1]	Effective April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2017. The Fund’s portfolio composition is subject to change.

18	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

JPMorgan Short Duration Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		(1.72)%	0.02%	1.75%
Without Sales Charge		0.55	0.47	1.98
CLASS C SHARES	November 1, 2001
With CDSC**		(0.95)	(0.02)	1.47
Without CDSC		0.05	(0.02)	1.47
CLASS R6 SHARES	February 22, 2005	1.15	0.98	2.50
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	September 4, 1990	0.90	0.72	2.24

*	Sales Charge for Class A Shares is 2.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/07 TO 2/28/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Short Duration Bond Fund, the Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index and the Lipper Short U.S. Government Funds Index from February 28, 2007 to February 28, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Short U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index is an unmanaged index of investment grade government and corporate bonds with maturities of one to three years. The Lipper Short U.S. Government Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	19

JPMorgan Short Duration High Yield Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2017 (Unaudited) (continued)

REPORTING PERIOD RETURN:
Fund (Class I Shares)[1]*	13.34%
Bloomberg Barclays U.S. Aggregate Index (formerly Barclays U.S. Aggregate Index)	1.42%

BofA Merrill Lynch 1-5 Year U.S. Cash Pay High Yield Constrained Index	22.10%
Net Assets as of 2/28/2017 (In Thousands)	$165,381
Duration as of 2/28/2017	3.3 years

INVESTMENT OBJECTIVE**

The JPMorgan Short Duration High Yield Fund (the “Fund”) seeks current income with a secondary objective of capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2017, the Fund’s Class I Shares outperformed the Bloomberg Barclays U.S. Aggregate Index and underperformed the BofA Merrill Lynch 1-5 Year U.S. Cash Pay High Yield Constrained Index (the “Benchmark”). During the reporting period, high yield bonds (also known as “junk bonds”) generally outperformed other sectors of the bond market. The Fund’s allocation to high yield bonds made a positive contribution to performance relative to the Bloomberg Barclays U.S. Aggregate Index.

Relative to the Benchmark, the Fund’s underweight position in the energy sector and its security selection in the basic industries sector were leading detractors from performance. The Fund’s underweight position and security selection in bonds rated B and CCC also detracted from relative performance as lower rated bonds generally outperformed higher rated bonds during the reporting period.

The Fund’s underweight position in the banking sector and its overweight position in unrated bonds, which were not held in the Benchmark made a positive contribution to relative performance.

HOW WAS THE FUND POSITIONED?

Relative to the Benchmark, the Fund was overweight in securities rated BBB and BB and was underweight in securities rated B, CCC and lower. The portfolio managers remained cautious about companies that they believed had elevated credit risk.

PORTFOLIO COMPOSITION***
Corporate Bonds	82.8%
Loan Assignments	13.8
Others (each less than 1.0%)	2.3
Short-Term Investment	1.1

[1]	Effective April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2017. The Fund’s portfolio composition is subject to change.

20	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

JPMorgan Short Duration High Yield Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2017

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	March 1, 2013
With Sales Charge*		10.58%	2.07%	2.56%
Without Sales Charge		13.07	2.85	3.14
CLASS C SHARES	March 1, 2013
With CDSC**		11.55	2.31	2.60
Without CDSC		12.55	2.31	2.60
CLASS R6 SHARES	March 1, 2013	13.51	3.20	3.51
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	March 1, 2013	13.34	3.07	3.36

*	Sales Charge for Class A Shares is 2.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/1/13 TO 2/28/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 1, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Short Duration High Yield Fund, the Bloomberg Barclays U.S. Aggregate Index, the BofA Merrill Lynch 1-5 Year U.S. Cash Pay High Yield Constrained Index and the Lipper High Yield Bond Index from March 1, 2013 to February 28, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the BofA Merrill Lynch 1-5 Year U.S. Cash Pay High Yield Constrained Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper High Yield Bond Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The BofA Merrill Lynch 1-5 Year U.S. Cash Pay High Yield Constrained Index contains all securities in the BofA Merrill Lynch U.S. Cash Pay High Yield Index with a remaining term to final maturity less than 5 years but caps issuer exposure at 2%. The Lipper High Yield Bond Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	21

JPMorgan Treasury & Agency Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2017 (Unaudited) (continued)

REPORTING PERIOD RETURN:
Fund (Class I Shares)[1]*	(0.04)%
Bloomberg Barclays 1–5 Year U.S. Treasury Index (formerly Barclays 1–5 Year U.S. Treasury Index)	0.01%

Net Assets as of 2/28/2017 (In Thousands)	$90,570
Duration as of 2/28/2017	2.1 years

INVESTMENT OBJECTIVE**

The JPMorgan Treasury & Agency Fund (the “Fund”) seeks a high level of current income by investing in U.S. Treasury and other U.S. agency obligations with a primary, but not exclusive, focus on issues that produce income exempt from state income taxes.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2017, the Fund’s Class I Shares underperformed the Bloomberg Barclays 1-5 Year U.S. Treasury Index (the “Benchmark”).

Relative to the Benchmark, the Fund’s cash position via a money market fund, which was used to maintain adequate liquidity for Fund operations, was a leading detractor from performance. The Fund’s out-of-Benchmark allocation to U.S. agency bonds, which outperformed U.S. Treasury bonds during the reporting period, made a positive contribution to relative performance. The Fund’s overall shorter duration profile also helped relative performance as interest rates rose in the latter part of the reporting period. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates fall or rise, respectively, versus bonds with shorter duration.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection, using bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities.

PORTFOLIO COMPOSITION***
U.S. Treasury Obligations	84.7%
U.S. Government Agency Securities	13.7
Short-Term Investment	1.6

[1]	Effective April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2017. The Fund’s portfolio composition is subject to change.

22	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

JPMorgan Treasury & Agency Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	January 20, 1997
With Sales Charge*		(2.54)%	(0.32)%	1.52%
Without Sales Charge		(0.27)	0.12	1.75
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	January 20, 1997	(0.04)	0.38	2.02

*	Sales Charge for Class A Shares is 2.25%.

TEN YEAR PERFORMANCE (2/28/07 TO 2/28/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Treasury & Agency Fund, the Bloomberg Barclays 1–5 Year U.S. Treasury Index, the Bloomberg Barclays 1–3 Year U.S. Treasury Index and the Lipper Short U.S. Treasury Funds Average from February 28, 2007 to February 28, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays 1–5 Year U.S. Treasury Index and the Bloomberg Barclays 1–3 Year U.S. Treasury Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Short U.S. Treasury Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Bloomberg Barclays 1–5 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury issued securities with maturities of one to five years. The Bloomberg Barclays 1–3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury issued securities with maturities of one to three years. Investors cannot invest directly in an index. The Lipper Short U.S. Treasury Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	23

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 11.3%
4,699	ABFC Trust, Series 2005-AQ1, Class A4, SUB, 4.830%, 06/25/35	4,789
	Academic Loan Funding Trust,
3,300	Series 2012-1A, Class A1, VAR, 1.578%, 12/27/22 (e)	3,293
3,679	Series 2013-1A, Class A, VAR, 1.571%, 12/26/44 (e)	3,652
2,965	Air Canada Pass-Through Trust, (Canada), Series 2013-1, Class A, 4.125%, 05/15/25 (e)	3,054
22,866	Ajax Mortgage Loan Trust, Series 2016-2, Class A, SUB, 4.125%, 10/25/56 (e)	22,774
	Ally Auto Receivables Trust,
735	Series 2013-2, Class A4, 1.240%, 11/15/18	735
2,837	Series 2016-1, Class A2A, 1.200%, 08/15/18	2,837
	American Airlines Pass-Through Trust,
830	Series 2011-1, Class A, 5.250%, 01/31/21	884
2,936	Series 2013-2, Class A, 4.950%, 01/15/23	3,134
1,887	Series 2016-2, Class A, 3.650%, 06/15/28	1,877
18,429	Series 2016-3, Class AA, 3.000%, 10/15/28	17,715
5,250	Series 2017-1, Class AA, 3.650%, 02/15/29	5,316
	American Credit Acceptance Receivables Trust,
137	Series 2014-3, Class B, 2.430%, 06/10/20 (e)	137
1,449	Series 2015-2, Class A, 1.570%, 06/12/19 (e)	1,449
8,997	Series 2015-2, Class C, 4.320%, 05/12/21 (e)	9,227
5,000	Series 2016-2, Class C, 6.090%, 05/12/22 (e)	5,221
6,239	Series 2016-3, Class A, 1.700%, 11/12/20 (e)	6,232
7,301	Series 2016-4, Class C, 2.910%, 02/13/23 (e)	7,309
17,165	Series 2016-1A, Class B, 4.240%, 06/13/22 (e)	17,472
8,350	Series 2017-1, Class B, 2.390%, 02/16/21 (e)	8,349
12,907	Series 2017-1, Class C, 2.880%, 03/13/23 (e)	12,906
	American Homes 4 Rent,
4,000	Series 2014-SFR1, Class C, VAR, 2.522%, 06/17/31 (e)	4,006
17,643	Series 2015-SFR1, Class A, 3.467%, 04/17/52 (e)	17,936

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

7,420	Series 2015-SFR1, Class E, 5.639%, 04/17/52 (e)	7,875
	American Homes 4 Rent Trust,
12,009	Series 2014-SFR2, Class A, 3.786%, 10/17/36 (e)	12,474
2,400	Series 2014-SFR2, Class B, 4.290%, 10/17/36 (e)	2,484
8,100	Series 2014-SFR2, Class D, 5.149%, 10/17/36 (e)	8,629
7,300	Series 2014-SFR2, Class E, 6.231%, 10/17/36 (e)	8,013
9,622	Series 2014-SFR3, Class A, 3.678%, 12/17/36 (e)	9,929
3,750	Series 2014-SFR3, Class C, 4.596%, 12/17/36 (e)	3,900
16,970	Series 2014-SFR3, Class E, 6.418%, 12/17/36 (e)	18,911
1,415	Series 2015-SFR2, Class E, 6.070%, 10/17/45 (e)	1,552
	AmeriCredit Automobile Receivables Trust,
6,357	Series 2016-1, Class A3, 1.810%, 10/08/20	6,369
13,347	Series 2016-2, Class A2A, 1.420%, 10/08/19	13,352
3,582	Series 2016-2, Class A3, 1.600%, 11/09/20	3,577
5,937	Series 2016-3, Class A3, 1.460%, 05/10/21	5,917
29	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2003-13, Class AF6, SUB, 4.957%, 01/25/34	31
74,650	Anchor Assets IX LLC, Series 2016-1, Class A, 5.125%, 02/15/20 (e)	74,650
16,437	ARLP Securitization Trust, Series 2015-1, Class A1, SUB, 3.967%, 05/25/55 (e)	16,569
	Axis Equipment Finance Receivables III LLC,
6,349	Series 2015-1A, Class A2, 1.900%, 03/20/20 (e)	6,349
1,200	Series 2015-1A, Class C, 3.410%, 04/20/20 (e)	1,176
1,200	Series 2015-1A, Class D, 4.050%, 05/20/20 (e)	1,150
12,493	AXIS Equipment Finance Receivables IV LLC, Series 2016-1A, Class A, 2.210%, 11/20/21 (e)	12,429
	B2R Mortgage Trust,
8,997	Series 2015-1, Class A1, 2.524%, 05/15/48 (e)	8,905

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
19,264	Series 2015-2, Class A, 3.336%, 11/15/48 (e)	19,413
9,300	BA Credit Card Trust, Series 2015-A2, Class A, 1.360%, 09/15/20	9,294
8,889	Banc of America Funding Corp., Series 2012-R6, Class 1A1, 3.000%, 10/26/39 (e)	8,737
	BCC Funding Corp. X,
10,986	Series 2015-1, Class A2, 2.224%, 10/20/20 (e)	10,966
2,717	Series 2015-1, Class D, 4.544%, 12/21/20 (e)	2,727
369	Bear Stearns Asset-Backed Securities Trust, Series 2006-SD1, Class A, VAR, 1.148%, 04/25/36	360
1,850	Blue Elephant Loan Trust, Series 2015-1, Class B, 5.560%, 12/15/22 (e)	1,846
3,060	BXG Receivables Note Trust, Series 2012-A, Class A, 2.660%, 12/02/27 (e)	3,029
5,757	Cabela’s Credit Card Master Note Trust, Series 2015-2, Class A1, 2.250%, 07/17/23	5,782
41,517	Camillo Issuer LLC, Series 2016-SFR, Class 1A1, 5.000%, 12/05/23	41,517
	Capital Auto Receivables Asset Trust,
18,072	Series 2016-1, Class A3, 1.730%, 04/20/20	18,065
3,720	Series 2016-2, Class A2A, 1.320%, 01/20/19	3,719
	CarFinance Capital Auto Trust,
135	Series 2013-1A, Class B, 2.750%, 11/15/18 (e)	136
1,731	Series 2014-1A, Class B, 2.720%, 04/15/20 (e)	1,740
5,003	Series 2014-2A, Class A, 1.440%, 11/16/20 (e)	4,993
4,114	Series 2015-1A, Class A, 1.750%, 06/15/21 (e)	4,117
9,044	Carlyle Global Market Strategies Commodities Funding Ltd., (Cayman Islands), Series 2014-1A, Class A, VAR, 2.923%, 10/15/21 (e)	4,341
	CarMax Auto Owner Trust,
5,672	Series 2013-2, Class A4, 0.840%, 11/15/18	5,663
51	Series 2013-4, Class A3, 0.800%, 07/16/18	51
2,612	Series 2013-4, Class A4, 1.280%, 05/15/19	2,611
2,806	Series 2014-2, Class A3, 0.980%, 01/15/19	2,805

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

10,000	Carnow Auto Receivables Trust, Series 2016-1A, Class C, 5.110%, 02/15/21 (e)	10,043
	Chase Funding Trust,
1,614	Series 2003-4, Class 1A5, SUB, 5.321%, 05/25/33	1,657
2,491	Series 2003-6, Class 1A5, SUB, 5.124%, 11/25/34	2,580
4,246	Series 2003-6, Class 1A7, SUB, 4.277%, 11/25/34	4,338
28,332	Chrysler Capital Auto Receivables Trust, Series 2016-AA, Class A3, 1.770%, 10/15/20 (e)	28,365
	Citi Held For Asset Issuance,
11,258	Series 2015-PM1, Class B, 2.930%, 12/15/21 (e)	11,250
14,262	Series 2016-MF1, Class A, 4.480%, 08/15/22 (e)	14,406
16,032	Series 2016-PM1, Class A, 4.650%, 04/15/25 (e)	16,253
950	Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3, 6.150%, 06/15/39	1,251
211	Citigroup Global Markets Mortgage Securities VII, Inc., Series 2003-UP1, Class A, SUB, 3.950%, 04/25/32 (e)	209
362	Citigroup Mortgage Loan Trust, Inc., Series 2003-HE3, Class A, VAR, 1.531%, 12/25/33	355
20,014	Colony American Finance Ltd., (Cayman Islands), Series 2016-1, Class A, 2.544%, 06/15/48 (e)	19,646
23,167	Colony American Homes, Series 2014-2A, Class A, VAR, 1.722%, 07/17/31 (e)	23,169
330	Consumer Credit Origination Loan Trust, Series 2015-1, Class A, 2.820%, 03/15/21 (e)	330
	Continental Airlines Pass-Through Trust,
261	Series 1999-2, Class A-1, 7.256%, 03/15/20	280
2,943	Series 2007-1, Class A, 5.983%, 04/19/22	3,281
	CPS Auto Receivables Trust,
1,631	Series 2013-A, Class A, 1.310%, 06/15/20 (e)	1,623
888	Series 2014-B, Class A, 1.110%, 11/15/18 (e)	888
6,350	Series 2014-B, Class C, 3.230%, 05/15/20 (e)	6,343
1,780	Series 2014-C, Class A, 1.310%, 02/15/19 (e)	1,780

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	25

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
4,347	Series 2014-C, Class C, 3.770%, 08/17/20 (e)	4,361
4,249	Series 2014-D, Class A, 1.490%, 04/15/19 (e)	4,249
4,000	Series 2014-D, Class C, 4.350%, 11/16/20 (e)	4,086
4,988	Series 2015-A, Class A, 1.530%, 07/15/19 (e)	4,988
2,900	Series 2015-A, Class C, 4.000%, 02/16/21 (e)	2,915
17,274	Series 2015-B, Class A, 1.650%, 11/15/19 (e)	17,277
16,500	Series 2015-B, Class C, 4.200%, 05/17/21 (e)	16,549
5,849	Series 2015-C, Class D, 4.630%, 08/16/21 (e)	5,893
9,608	Series 2016-A, Class A, 2.250%, 10/15/19 (e)	9,644
5,922	Series 2016-B, Class A, 2.070%, 11/15/19 (e)	5,936
2,456	Series 2016-B, Class B, 3.180%, 09/15/20 (e)	2,482
7,840	Series 2016-C, Class C, 3.270%, 06/15/22 (e)	7,845
	CPS Auto Trust,
1,449	Series 2012-C, Class A, 1.820%, 12/16/19 (e)	1,449
847	Series 2012-D, Class A, 1.480%, 03/16/20 (e)	846
16,065	Series 2017-A, Class A, 1.680%, 08/17/20 (e)	16,055
5,383	Series 2017-A, Class C, 3.310%, 12/15/22 (e)	5,428
3,060	Series 2017-A, Class D, 4.610%, 12/15/22 (e)	3,151
	Credit Acceptance Auto Loan Trust,
17,727	Series 2015-2A, Class A, 2.400%, 02/15/23 (e)	17,819
2,605	Series 2015-2A, Class C, 3.760%, 02/15/24 (e)	2,639
13,659	Series 2017-1A, Class A, 2.560%, 10/15/25 (e)	13,658
5,989	Series 2017-1A, Class B, 3.040%, 12/15/25 (e)	5,988
5,018	Series 2017-1A, Class C, 3.480%, 02/17/26 (e)	5,018
5,627	CVS Pass-Through Trust, 5.926%, 01/10/34 (e)	6,504

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

	CWABS, Inc. Asset-Backed Certificates,
253	Series 2003-5, Class MF1, VAR, 5.325%, 01/25/34	253
10	Series 2004-1, Class 3A, VAR, 1.338%, 04/25/34	8
553	Series 2004-1, Class M1, VAR, 1.528%, 03/25/34	535
85	Series 2004-1, Class M2, VAR, 1.603%, 03/25/34	79
243	CWABS, Inc. Asset-Backed Certificates Trust, Series 2004-6, Class M1, VAR, 1.678%, 10/25/34	234
	Delta Air Lines Pass-Through Trust,
1,823	Series 2010-2, Class A, 4.950%, 05/23/19	1,905
710	Series 2011-1, Class A, 5.300%, 04/15/19	749
2,407	Series 2012-1, Class A, 4.750%, 05/07/20	2,522
	Drive Auto Receivables Trust,
12,065	Series 2015-AA, Class D, 4.120%, 07/15/22 (e)	12,280
1,956	Series 2015-BA, Class B, 2.120%, 06/17/19 (e)	1,957
14,251	Series 2015-BA, Class D, 3.840%, 07/15/21 (e)	14,436
6,588	Series 2015-CA, Class D, 4.200%, 09/15/21 (e)	6,717
2,640	Series 2015-DA, Class D, 4.590%, 01/17/23 (e)	2,709
13,085	Series 2016-AA, Class B, 3.170%, 05/15/20 (e)	13,160
16,810	Series 2016-AA, Class C, 3.910%, 05/17/21 (e)	17,127
3,182	Series 2016-BA, Class B, 2.560%, 06/15/20 (e)	3,198
23,204	Series 2016-CA, Class D, 4.180%, 03/15/24 (e)	23,626
	DT Auto Owner Trust,
12,166	Series 2015-2A, Class D, 4.250%, 02/15/22 (e)	12,284
5,682	Series 2016-1A, Class A, 2.000%, 09/16/19 (e)	5,685
5,904	Series 2016-2A, Class A, 1.730%, 08/15/19 (e)	5,906
5,808	Series 2016-2A, Class C, 3.670%, 01/18/22 (e)	5,893
7,434	Series 2016-4A, Class B, 2.020%, 08/17/20 (e)	7,411
12,831	Series 2016-4A, Class D, 3.770%, 10/17/22 (e)	12,863
17,503	Series 2017-1A, Class C, 2.700%, 11/15/22 (e)	17,499

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
6,265	Engs Commercial Finance Trust, Series 2016-1A, Class A2, 2.630%, 02/22/22 (e)	6,235
2,631	Entergy Arkansas, Inc., 3.500%, 04/01/26	2,698
	Exeter Automobile Receivables Trust,
2,595	Series 2014-2A, Class C, 3.260%, 12/16/19 (e)	2,615
4,794	Series 2014-3A, Class B, 2.770%, 11/15/19 (e)	4,809
1,711	Series 2015-1A, Class A, 1.600%, 06/17/19 (e)	1,711
9,000	Series 2015-1A, Class B, 2.840%, 03/16/20 (e)	9,051
4,501	Series 2015-2A, Class A, 1.540%, 11/15/19 (e)	4,500
6,928	Series 2015-3A, Class A, 2.000%, 03/16/20 (e)	6,934
9,902	Series 2016-2A, Class A, 2.210%, 07/15/20 (e)	9,924
7,800	Series 2016-2A, Class B, 3.640%, 02/15/22 (e)	7,904
8,037	Series 2016-3A, Class B, 2.840%, 08/16/21 (e)	8,033
5,500	Series 2016-3A, Class C, 4.220%, 06/15/22 (e)	5,623
1,460	Federal Express Corp. Pass-Through Trust, Series 981A, 6.720%, 01/15/22	1,621
941	Fifth Third Auto Trust, Series 2014-3, Class A3, 0.960%, 03/15/19	940
	First Investors Auto Owner Trust,
3,338	Series 2014-3A, Class A3, 1.670%, 11/16/20 (e)	3,340
2,916	Series 2015-2A, Class A1, 1.590%, 12/16/19 (e)	2,917
2,933	Series 2015-2A, Class D, 4.220%, 12/15/21 (e)	3,006
11,603	Series 2016-1A, Class A1, 1.920%, 05/15/20 (e)	11,625
6,528	Series 2017-1A, Class A2, 2.200%, 03/15/22 (e)	6,527
7,127	Series 2017-1A, Class C, 2.950%, 04/17/23 (e)	7,127
	FirstKey Lending Trust,
29,072	Series 2015-SFR1, Class A, 2.553%, 03/09/47 (e)	28,925
11,055	Series 2015-SFR1, Class B, 3.417%, 03/09/47 (e)	10,999
	Flagship Credit Auto Trust,
187	Series 2014-1, Class A, 1.210%, 04/15/19 (e)	187

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

2,220	Series 2014-1, Class B, 2.550%, 02/18/20 (e)	2,222
3,501	Series 2014-2, Class A, 1.430%, 12/16/19 (e)	3,499
7,359	Series 2014-2, Class B, 2.840%, 11/16/20 (e)	7,418
3,958	Series 2014-2, Class C, 3.950%, 12/15/20 (e)	3,996
7,459	Series 2015-1, Class A, 1.630%, 06/15/20 (e)	7,457
12,896	Series 2015-3, Class A, 2.380%, 10/15/20 (e)	12,930
5,299	Series 2015-3, Class B, 3.680%, 03/15/22 (e)	5,379
5,163	Series 2015-3, Class C, 4.650%, 03/15/22 (e)	5,325
19,654	Series 2016-1, Class A, 2.770%, 12/15/20 (e)	19,800
3,150	Series 2016-2, Class B, 3.840%, 09/15/22 (e)	3,210
21,080	Series 2016-2, Class C, 6.220%, 09/15/22 (e)	22,649
7,756	Ford Credit Auto Owner Trust, Series 2016-B, Class A3, 1.330%, 10/15/20	7,720
772	Freedom Trust, Series 2012-2, Class A24, VAR, 6.000%, 10/26/42 (e)	775
15,928	GCAT, Series 2015-2, Class A1, SUB, 3.750%, 07/25/20 (e)	15,947
378	GE Capital Mortgage Services, Inc. Trust, Series 1999-HE1, Class M, VAR, 6.705%, 04/25/29	318
1,084	GLC II Trust, Series 2014-A, Class B, 6.000%, 12/18/20 (e)	1,062
	GLC Trust,
3,123	Series 2014-A, Class A, 3.000%, 07/15/21 (e)	3,082
260	Series 2014-A, Class B, 4.000%, 07/15/21 (e)	255
	GLS Auto Receivables Trust,
12,199	Series 2015-1A, Class A, 2.250%, 12/15/20 (e)	12,206
9,473	Series 2015-1A, Class B, 4.430%, 12/15/20 (e)	9,619
21,903	Series 2016-1A, Class A, 2.730%, 10/15/20 (e)	21,941
10,500	Series 2016-1A, Class C, 6.900%, 10/15/21 (e)	10,871
	GM Financial Automobile Leasing Trust,
9,438	Series 2015-1, Class A3, 1.530%, 09/20/18	9,448

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	27

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
4,191	Series 2015-1, Class A4, 1.730%, 06/20/19	4,199
2,904	GMAT Trust, Series 2013-1A, Class A, SUB, 6.967%, 11/25/43 (e)	2,911
	GO Financial Auto Securitization Trust,
6,385	Series 2015-1, Class B, 3.590%, 10/15/20 (e)	6,358
4,503	Series 2015-2, Class A, 3.270%, 11/15/18 (e)	4,507
6,857	Gold Key Resorts LLC, Series 2014-A, Class A, 3.220%, 03/17/31 (e)	6,814
	Green Tree Agency Advance Funding Trust I,
8,846	Series 2016-T1, Class AT1, 2.380%, 10/15/48 (e)	8,783
12,823	Series 2016-T1, Class BT1, 3.122%, 10/15/48 (e)	12,730
	GTP Acquisition Partners I LLC,
10,038	2.350%, 06/15/20 (e)	9,953
11,667	3.482%, 06/16/25 (e)	11,646
13,452	HERO Funding Trust, Series 2016-3A, Class A1, 3.080%, 09/20/42 (e)	13,259
18,475	Hero Residual Funding, (Cayman Islands), Series 2016-1R, Class A1, 4.500%, 09/21/42 (e)	18,292
6,000	Hilton Grand Vacations Trust, Series 2017-AA, Class A, 2.660%, 12/27/28 (e)	5,999
564	Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-A, Class A3, VAR, 0.978%, 03/25/36	523
1,334	Honda Auto Receivables Owner Trust, Series 2014-2, Class A3, 0.770%, 03/19/18	1,333
	HSBC Home Equity Loan Trust USA,
98	Series 2007-1, Class AS, VAR, 0.981%, 03/20/36	98
1,803	Series 2007-3, Class APT, VAR, 1.981%, 11/20/36	1,800
	Hyundai Auto Receivables Trust,
2,292	Series 2014-B, Class A3, 0.900%, 12/17/18	2,290
8,662	Series 2015-B, Class A3, 1.120%, 11/15/19	8,647
6,560	Series 2016-A, Class A3, 1.560%, 09/15/20	6,556
7,926	Invitation Homes Trust, Series 2014-SFR1, Class A, VAR, 1.772%, 06/17/31 (e)	7,926
10,270	Kabbage Funding Resecuritization Trust, Series 2014-1RT, Class A22, VAR, 3.525%, 03/08/18 (e)	10,270

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

	KGS-Alpha SBA COOF Trust,
65,462	Series 2012-2, Class A, IO, VAR, 0.829%, 08/25/38 (e)	1,357
16,431	Series 2012-3, Class A, IO, VAR, 1.357%, 09/25/26 (e)	289
92,928	Series 2012-4, Class A, IO, VAR, 1.061%, 09/25/37 (e)	2,845
48,531	Series 2013-2, Class A, IO, VAR, 1.630%, 03/25/39 (e)	2,004
	LendingClub Issuance Trust,
8,468	Series 2016-NP1, Class A, 3.750%, 06/15/22 (e)	8,504
9,853	Series 2016-NP2, Class A, 3.000%, 01/17/23 (e)	9,870
20,739	Lendmark Funding Trust, Series 2016-A, Class A, 4.820%, 08/21/23 (e)	21,227
	Long Beach Mortgage Loan Trust,
3,147	Series 2004-1, Class M1, VAR, 1.528%, 02/25/34	3,045
460	Series 2004-3, Class M1, VAR, 1.633%, 07/25/34	445
380	Series 2006-WL2, Class 2A3, VAR, 0.978%, 01/25/36	376
	LV Tower 52 Issuer,
48,000	Series 2013-1, Class A, 5.750%, 02/15/23 (e)	47,299
17,190	Series 2013-1, Class M, 7.750%, 02/15/23 (e)	16,755
	Mariner Finance Issuance Trust,
18,601	Series 2017-AA, Class A, 3.620%, 02/20/29 (e)	18,658
7,750	Series 2017-AA, Class B, 4.740%, 02/20/29 (e)	7,748
6,500	Series 2017-AA, Class C, 6.730%, 02/20/29 (e)	6,555
19,313	Marlette Funding Trust, Series 2016-1A, Class A, 3.060%, 01/17/23 (e)	19,362
3,200	Mercedes-Benz Auto Receivables Trust, Series 2015-1, Class A2A, 0.820%, 06/15/18	3,199
7,751	Mid-State Capital Corp. Trust, Series 2006-1, Class M1, 6.083%, 10/15/40 (e)	8,082
	Mid-State Capital Trust,
3,602	Series 2010-1, Class A, 3.500%, 12/15/45 (e)	3,682
6,483	Series 2010-1, Class M, 5.250%, 12/15/45 (e)	6,847
18,287	Murray Hill Marketplace Trust, Series 2016-LC1, Class A, 4.190%, 11/25/22 (e)	18,439

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
	Nationstar HECM Loan Trust,
538	Series 2015-2A, Class A, 2.883%, 11/25/25 (e)	539
5,281	Series 2016-1A, Class A, 2.981%, 02/25/26 (e)	5,273
8,828	Series 2016-1A, Class M1, 4.360%, 02/25/26 (e)	8,783
4,846	Series 2016-2A, Class A, 2.239%, 06/25/26 (e)	4,882
6,655	Series 2016-3A, Class A, 2.013%, 08/25/26 (e)	6,699
2,378	New Century Home Equity Loan Trust, Series 2003-5, Class AI6, SUB, 5.178%, 11/25/33	2,404
15,120	New Residential Advance Receivables Trust Advance, Series 2016-T2, Class AT2, 2.575%, 10/15/49 (e)	14,954
	NRPL Trust,
12,985	Series 2015-1A, Class A1, SUB, 3.875%, 11/01/54 (e)	12,895
12,500	Series 2015-1A, Class A2, SUB, 3.875%, 11/01/54 (e)	12,455
32,316	Series 2015-2A, Class A1, SUB, 3.750%, 10/25/57 (e)	32,329
7,000	Series 2015-2A, Class A2, SUB, 3.750%, 10/25/57 (e)	6,826
9,747	NRZ Advance Receivables Trust Advance Receivables Backed, Series 2016-T1, Class AT1, 2.751%, 06/15/49 (e)	9,730
	Ocwen Master Advance Receivables Trust,
20,536	Series 2015-T3, Class AT3, 3.211%, 11/15/47 (e)	20,523
3,921	Series 2015-T3, Class BT3, 3.704%, 11/15/47 (e)	3,942
3,894	Series 2015-T3, Class CT3, 4.196%, 11/15/47 (e)	3,893
14,999	Series 2015-T3, Class DT3, 4.687%, 11/15/47 (e)	15,051
9,662	Series 2016-T1, Class AT1, 2.521%, 08/17/48 (e)	9,601
4,384	Series 2016-T1, Class DT1, 4.246%, 08/17/48 (e)	4,333
	OnDeck Asset Securitization Trust II LLC,
14,247	Series 2016-1A, Class A, 4.210%, 05/17/20 (e)	14,229
7,826	Series 2016-1A, Class B, 7.630%, 05/17/20 (e)	7,887
	OneMain Direct Auto Receivables Trust,
14,685	Series 2016-1A, Class A, 2.040%, 01/15/21 (e)	14,691

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

11,557	Series 2016-1A, Class C, 4.580%, 09/15/21 (e)	11,794
	OneMain Financial Issuance Trust,
8,356	Series 2014-1A, Class A, 2.430%, 06/18/24 (e)	8,358
3,571	Series 2014-1A, Class B, 3.240%, 06/18/24 (e)	3,580
20,267	Series 2014-2A, Class A, 2.470%, 09/18/24 (e)	20,280
11,466	Series 2014-2A, Class B, 3.020%, 09/18/24 (e)	11,450
28,767	Series 2015-1A, Class A, 3.190%, 03/18/26 (e)	29,022
10,800	Series 2015-1A, Class B, 3.850%, 03/18/26 (e)	10,816
56,051	Series 2015-2A, Class A, 2.570%, 07/18/25 (e)	56,009
11,620	Series 2015-2A, Class B, 3.100%, 07/18/25 (e)	11,477
21,450	Series 2016-1A, Class A, 3.660%, 02/20/29 (e)	21,789
12,500	Series 2016-1A, Class C, 6.000%, 02/20/29 (e)	12,794
5,675	Series 2016-2A, Class B, 5.940%, 03/20/28 (e)	5,954
30,435	Series 2016-2A, Class C, SUB, 5.670%, 03/20/28 (e)	30,663
	Oportun Funding II LLC,
29,486	Series 2016-A, Class A, 4.700%, 03/08/21 (e)	30,017
11,354	Series 2016-A, Class B, 6.410%, 03/08/21 (e)	11,581
	Oportun Funding III LLC,
24,511	Series 2016-B, Class A, 3.690%, 07/08/21 (e)	24,594
2,677	Series 2016-B, Class B, 5.160%, 07/08/21 (e)	2,668
1,540	PFS Tax Lien Trust, Series 2014-1, 1.440%, 05/15/29 (e)	1,529
	Progreso Receivables Funding IV LLC,
13,022	Series 2015-B, Class A, 3.000%, 07/28/20 (e)	13,022
6,046	Series 2015-B, Class B, 5.000%, 07/28/20 (e)	6,076
	Progress Residential Trust,
26,526	Series 2015-SFR2, Class A, 2.740%, 06/12/32 (e)	26,423
7,295	Series 2015-SFR2, Class B, 3.138%, 06/12/32 (e)	7,245

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	29

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
16,110	Series 2015-SFR2, Class C, 3.436%, 06/12/32 (e)	16,023
8,917	Series 2015-SFR2, Class E, 4.427%, 06/12/32 (e)	8,896
32,570	Series 2015-SFR3, Class A, 3.067%, 11/12/32 (e)	32,737
3,041	Series 2015-SFR3, Class D, 4.673%, 11/12/32 (e)	3,125
4,000	Series 2015-SFR3, Class E, 5.660%, 11/12/32 (e)	4,176
	Purchasing Power Funding LLC,
28,000	Series 2015-A, Class A2, 4.750%, 12/15/19 (e)	28,280
6,966	Series 2015-A, Class B, 6.000%, 12/15/19 (e)	7,035
22,980	Series 2016-A, VAR, 5.506%, 02/27/19	22,980
	RAMP Trust,
561	Series 2004-RS11, Class M1, VAR, 1.708%, 11/25/34	561
2,574	Series 2006-RZ1, Class A3, VAR, 1.078%, 03/25/36	2,570
	RASC Trust,
39	Series 2002-KS4, Class AIIB, VAR, 1.278%, 07/25/32	36
44	Series 2003-KS5, Class AIIB, VAR, 1.358%, 07/25/33	40
53	Series 2003-KS9, Class A2B, VAR, 1.418%, 11/25/33	44
3,000	RBSHD Trust, Series 2013-1A, Class A, SUB, 7.685%, 10/25/47 (e)	3,002
97	Renaissance Home Equity Loan Trust, Series 2007-2, Class AF2, SUB, 5.675%, 06/25/37	45
59,395	Rice Park Financing Trust, Series 2016-A, Class A, SUB, 4.625%, 10/31/41 (e)	59,246
	Santander Drive Auto Receivables Trust,
1,064	Series 2015-3, Class A3, 1.490%, 06/17/19	1,065
1,695	Series 2015-4, Class A3, 1.580%, 09/16/19	1,696
2,848	Series 2015-S1, Class R1, 1.930%, 09/17/19 (e)	2,846
2,290	Series 2016-1, Class A2A, 1.410%, 07/15/19	2,291
8,849	Series 2016-1, Class A3, 1.620%, 03/16/20	8,857
778	Saxon Asset Securities Trust, Series 2003-1, Class AF6, SUB, 4.795%, 06/25/33	785

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

643	Securitized Asset-Backed Receivables LLC Trust, Series 2006-CB1, Class AF2, SUB, 3.451%, 01/25/36	490
3,144	Sierra Auto Receivables Securitization Trust, Series 2016-1A, Class A, 2.850%, 01/18/22 (e)	3,163
2,160	Skopos Auto Receivables Trust, Series 2015-2A, Class A, 3.550%, 02/15/20 (e)	2,164
15,127	SoFi Consumer Loan Program LLC, Series 2016-2A, Class A, 3.090%, 10/27/25 (e)	15,116
25,570	SpringCastle America Funding LLC, Series 2016-AA, Class A, 3.050%, 04/25/29 (e)	25,690
	Springleaf Funding Trust,
38,406	Series 2015-AA, Class A, 3.160%, 11/15/24 (e)	38,729
8,805	Series 2015-AA, Class B, 3.620%, 11/15/24 (e)	8,782
16,735	Series 2016-AA, Class B, 3.800%, 11/15/29 (e)	16,677
19,015	Sprint Spectrum Co. LLC, 3.360%, 09/20/21 (e)	19,063
12,705	Spruce ABS Trust, Series 2016-E1, Class A, 4.320%, 06/15/28 (e)	12,525
1,619	SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes, Series 2015-T3, Class CT3, 3.910%, 07/15/47 (e)	1,628
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
500	Series 2002-AL1, Class A2, 3.450%, 02/25/32	498
1,047	Series 2002-AL1, Class A3, 3.450%, 02/25/32	1,038
1,648	Series 2004-6XS, Class A5A, SUB, 6.030%, 03/25/34	1,655
1,318	Series 2004-6XS, Class A5B, SUB, 6.050%, 03/25/34	1,340
5,952	Sunset Mortgage Loan Co. LLC, Series 2014-NPL2, Class A, SUB, 3.721%, 11/16/44 (e)	5,950
3,481	Tidewater Auto Receivables Trust, Series 2014-AA, Class C, 2.560%, 08/15/19 (e)	3,491
23,536	Trafigura Securitisation Finance plc, (Ireland), Series 2014-1A, Class A, VAR, 1.720%, 10/15/18 (e)	23,506
30,385	Tricolor Auto Securitization Trust, Series 2017-1, Class A, 5.090%, 07/15/19 (e)	30,385

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
	Tricon American Homes Trust,
5,647	Series 2015-SFR1, Class A, VAR, 2.022%, 05/17/32 (e)	5,656
14,468	Series 2016-SFR1, Class A, 2.589%, 11/17/33 (e)	14,121
	Union Pacific Railroad Co. Pass-Through Trust,
3,380	2.695%, 05/12/27	3,237
145	Series 03-1, 4.698%, 01/02/24	154
6,874	United Airlines Pass-Through Trust, Series 2016-1, Class A, 3.450%, 07/07/28	6,772
	United Auto Credit Securitization Trust,
2,793	Series 2016-1, Class B, 2.730%, 05/15/18 (e)	2,797
6,000	Series 2016-1, Class C, 3.550%, 08/15/19 (e)	6,038
	US Residential Opportunity Fund III Trust,
15,366	Series 2016-1III, Class A, SUB, 3.475%, 07/27/36 (e)	15,293
19,630	Series 2016-2III, Class A, SUB, 3.475%, 08/27/36 (e)	19,520
11,210	Vericrest Opportunity Loan Trust, Series 2015-NPL3, Class A1, SUB, 3.375%, 10/25/58 (e)	11,220
2,394	Verizon Owner Trust, Series 2016-1A, Class A, 1.420%, 01/20/21 (e)	2,375
3,155	VML LLC, Series 2014-NPL1, Class A1, VAR, 3.875%, 04/27/54 (e)	3,149
37,065	VOLT L LLC, Series 2016-NP10, Class A1, SUB, 3.500%, 09/25/46 (e)	36,882
15,899	VOLT LIII LLC, Series 2016-NP13, Class A1, SUB, 3.875%, 12/26/46 (e)	15,948
18,083	VOLT LIV LLC, Series 2017-NPL1, Class A1, SUB, 3.500%, 02/25/47 (e)	18,083
2,934	VOLT NPL X LLC, Series 2014-NPL8, Class A1, SUB, 3.375%, 10/26/54 (e)	2,938
	VOLT XIX LLC,
4,031	Series 2014-NP11, Class A1, SUB, 3.875%, 04/25/55 (e)	4,039
2,600	Series 2014-NP11, Class A2, SUB, 5.000%, 04/25/55 (e)	2,571
10,748	VOLT XL LLC, Series 2015-NP14, Class A1, SUB, 4.375%, 11/27/45 (e)	10,814
6,019	VOLT XLV LLC, Series 2016-NPL5, Class A1, SUB, 4.000%, 05/25/46 (e)	6,047
15,327	VOLT XLVI LLC, Series 2016-NPL6, Class A1, SUB, 3.844%, 06/25/46 (e)	15,369
9,889	VOLT XLVII LLC, Series 2016-NPL7, Class A1, SUB, 3.750%, 06/25/46 (e)	9,886

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

	VOLT XXII LLC,
6,692	Series 2015-NPL4, Class A1, SUB, 3.500%, 02/25/55 (e)	6,708
6,160	Series 2015-NPL4, Class A2, SUB, 4.250%, 02/25/55 (e)	6,024
10,070	VOLT XXIV LLC, Series 2015-NPL6, Class A1, SUB, 3.500%, 02/25/55 (e)	10,088
37,678	VOLT XXV LLC, Series 2015-NPL8, Class A1, SUB, 3.500%, 06/26/45 (e)	37,673
	VOLT XXVI LLC,
10,584	Series 2014-NPL6, Class A1, SUB, 3.125%, 09/25/43 (e)	10,578
9,201	Series 2014-NPL6, Class A2, SUB, 4.250%, 09/25/43 (e)	9,078
19,114	VOLT XXVII LLC, Series 2014-NPL7, Class A1, SUB, 3.375%, 08/27/57 (e)	19,095
	VOLT XXX LLC,
9,772	Series 2015-NPL1, Class A1, SUB, 3.625%, 10/25/57 (e)	9,805
9,984	Series 2015-NPL1, Class A2, SUB, 4.750%, 10/25/57 (e)	9,974
9,382	VOLT XXXI LLC, Series 2015-NPL2, Class A1, SUB, 3.375%, 02/25/55 (e)	9,390
10,201	VOLT XXXIII LLC, Series 2015-NPL5, Class A1, SUB, 3.500%, 03/25/55 (e)	10,220
22,773	VOLT XXXIV LLC, Series 2015-NPL7, Class A1, SUB, 3.250%, 02/25/55 (e)	22,743
30,542	VOLT XXXV, Series 2016-NPL9, Class A1, SUB, 3.500%, 09/25/46 (e)	30,410
9,214	VOLT XXXV LLC, Series 2015-NPL9, Class A1, SUB, 3.500%, 06/26/45 (e)	9,228
	Westgate Resorts LLC,
1,401	Series 2013-1A, Class A, 2.250%, 08/20/25 (e)	1,399
2,539	Series 2015-1A, Class A, 2.750%, 05/20/27 (e)	2,515
	Westlake Automobile Receivables Trust,
13,794	Series 2016-2A, Class A2, 1.570%, 06/17/19 (e)	13,803
4,000	Series 2016-3A, Class D, 3.580%, 01/18/22 (e)	3,990
	World Omni Auto Receivables Trust,
37	Series 2013-B, Class A3, 0.830%, 08/15/18	38
1,398	Series 2013-B, Class A4, 1.320%, 01/15/20	1,398

	Total Asset-Backed Securities (Cost $3,120,258)	3,128,534

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	31

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — 13.2%
18,677	Access PT Funding Trust, Series 2016-1, 6.250%, 02/16/21	18,669
9,103	Ajax Mortgage Loan Trust, Series 2015-B, Class A, SUB, 3.875%, 07/25/60 (e)	9,086
	Alternative Loan Trust,
111	Series 2002-12, Class PO, PO, 11/25/32	84
8,082	Series 2004-2CB, Class 1A9, 5.750%, 03/25/34	8,035
2,306	Series 2005-1CB, Class 1A6, IF, IO, 6.322%, 03/25/35	440
7,538	Series 2005-20CB, Class 3A8, IF, IO, 3.972%, 07/25/35	1,005
7,434	Series 2005-22T1, Class A2, IF, IO, 4.292%, 06/25/35	1,012
3,170	Series 2005-28CB, Class 1A4, 5.500%, 08/25/35	3,056
103	Series 2005-28CB, Class 3A5, 6.000%, 08/25/35	81
25,263	Series 2005-37T1, Class A2, IF, IO, 4.272%, 09/25/35	3,559
3,304	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	3,055
13,058	Series 2005-54CB, Class 1A2, IF, IO, 4.072%, 11/25/35	1,445
42	Series 2005-54CB, Class 1A7, 5.500%, 11/25/35	43
1,353	Series 2005-64CB, Class 1A9, 5.500%, 12/25/35	1,283
2,481	Series 2005-J1, Class 1A4, IF, IO, 4.322%, 02/25/35	112
234	American General Mortgage Loan Trust, Series 2006-1, Class A5, VAR, 5.750%, 12/25/35 (e)	241
	Angel Oak Mortgage Trust LLC,
5,703	Series 2015-1, Class A, SUB, 4.500%, 11/25/45 (e)	5,728
4,533	Series 2015-1, Class M, SUB, 5.500%, 11/25/45 (e)	4,536
	ASG Resecuritization Trust,
152	Series 2009-1, Class A60, VAR, 2.608%, 06/26/37 (e)	151
5,665	Series 2009-3, Class A65, VAR, 2.493%, 03/26/37 (e)	5,649
1,387	Series 2010-2, Class A60, VAR, 2.468%, 01/28/37 (e)	1,383
3,846	Series 2011-1, Class 2A35, 6.000%, 09/28/36 (e)	3,167
3,069	Series 2011-1, Class 3A50, VAR, 3.332%, 11/28/35 (e)	3,042

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

	Banc of America Alternative Loan Trust,
2,959	Series 2003-11, Class 1A1, 6.000%, 01/25/34	3,030
2,216	Series 2003-11, Class 2A1, 6.000%, 01/25/34	2,273
341	Series 2003-11, Class PO, PO, 01/25/34	269
719	Series 2004-1, Class 1A1, 6.000%, 02/25/34	763
200	Series 2004-1, Class 5A1, 5.500%, 02/25/19	200
71	Series 2004-6, Class 15PO, PO, 07/25/19	67
436	Series 2004-8, Class 3A1, 5.500%, 09/25/19	428
539	Series 2005-5, Class 1CB1, 5.500%, 06/25/35	503
1,570	Series 2005-9, Class CBIO, IO, 5.500%, 10/25/35	372
	Banc of America Funding Trust,
367	Series 2004-1, Class PO, PO, 03/25/34	292
527	Series 2004-2, Class 1CB1, 5.750%, 09/20/34	545
854	Series 2004-C, Class 1A1, VAR, 3.194%, 12/20/34	840
449	Series 2005-6, Class 2A7, 5.500%, 10/25/35	431
337	Series 2005-7, Class 30PO, PO, 11/25/35	258
131	Series 2005-8, Class 30PO, PO, 01/25/36	97
813	Series 2005-E, Class 4A1, VAR, 3.113%, 03/20/35	817
241	Series 2006-1, Class XPO, PO, 01/25/36	186
1,112	Series 2010-R11A, Class 1A6, VAR, 4.959%, 08/26/35 (e)	1,112
	Banc of America Mortgage Trust,
205	Series 2003-C, Class 3A1, VAR, 3.181%, 04/25/33	207
1,374	Series 2003-E, Class 2A2, VAR, 3.277%, 06/25/33	1,372
1	Series 2004-1, Class APO, PO, 02/25/34	1
276	Series 2004-3, Class 15IO, IO, VAR, 0.235%, 04/25/19	1
35	Series 2004-4, Class APO, PO, 05/25/34	29
545	Series 2004-5, Class 2A2, 5.500%, 06/25/34	552
78	Series 2004-5, Class 4A1, 4.750%, 06/25/19	78
217	Series 2004-9, Class 3A1, 6.500%, 09/25/32	225
2	Series 2004-9, Class 3PO, PO, 09/25/32	2
721	Series 2004-J, Class 3A1, VAR, 3.658%, 11/25/34	711

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
390	Series 2005-1, Class 2A1, 5.000%, 02/25/20	395
	BCAP LLC Trust,
1,297	Series 2009-RR5, Class 8A1, 5.500%, 11/26/34 (e)	1,328
132	Series 2009-RR13, Class 17A2, VAR, 5.500%, 04/26/37 (e)	131
566	Series 2009-RR14, Class 3A2, VAR, 2.932%, 08/26/35 (e)	566
83	Series 2010-RR5, Class 2A5, VAR, 5.402%, 04/26/37 (e)	82
269	Series 2010-RR7, Class 1A5, VAR, 3.193%, 04/26/35 (e)	268
9,810	Series 2010-RR7, Class 2A1, VAR, 2.734%, 07/26/45 (e)	9,762
1,566	Series 2010-RR8, Class 3A4, VAR, 3.095%, 05/26/35 (e)	1,558
303	Series 2010-RR12, Class 2A5, VAR, 3.266%, 01/26/36 (e)	301
200	Series 2010-RR12, Class 4A5, VAR, 3.230%, 10/26/36 (e)	200
346	Series 2011-R11, Class 25A5, VAR, 4.000%, 08/26/21 (e)	346
3,239	Series 2011-RR4, Class 6A3, VAR, 5.000%, 08/26/37 (e)	3,253
68	Series 2011-RR5, Class 11A3, VAR, 0.906%, 05/28/36 (e)	68
1,070	Series 2012-RR1, Class 5A1, VAR, 9.874%, 07/26/37 (e)	1,094
2,326	Series 2012-RR3, Class 2A5, VAR, 2.469%, 05/26/37 (e)	2,326
775	Series 2012-RR4, Class 8A3, VAR, 1.011%, 06/26/47 (e)	770
2,255	Series 2012-RR10, Class 1A1, VAR, 1.008%, 02/26/37 (e)	2,208
1,666	Bear Stearns ALT-A Trust, Series 2005-2, Class 1A1, VAR, 1.278%, 03/25/35	1,635
	Bear Stearns ARM Trust,
1,355	Series 2003-2, Class A5, VAR, 2.996%, 11/25/07 (e)	1,365
187	Series 2003-7, Class 3A, VAR, 2.938%, 10/25/33	183
819	Series 2004-2, Class 14A, VAR, 3.434%, 05/25/34	814
4,319	Series 2005-5, Class A1, VAR, 2.580%, 08/25/35	4,376
3,775	Series 2006-1, Class A1, VAR, 2.910%, 02/25/36	3,757
219	Cendant Mortgage Capital CDMC Mortgage Pass-Through Certificates, Series 2003-8, Class 1P, PO, 10/25/33	199

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

78	Cendant Mortgage Capital LLC CDMC Mortgage Pass-Through Certificates, Series 2004-1, Class P, PO, 02/25/34	65
	Chase Mortgage Finance Trust,
774	Series 2007-A1, Class 1A3, VAR, 3.249%, 02/25/37	768
1,571	Series 2007-A1, Class 2A1, VAR, 3.101%, 02/25/37	1,573
219	Series 2007-A1, Class 7A1, VAR, 3.128%, 02/25/37	220
1,009	Series 2007-A1, Class 9A1, VAR, 3.268%, 02/25/37	1,002
593	Series 2007-A2, Class 1A1, VAR, 3.112%, 07/25/37	589
953	Series 2007-A2, Class 2A1, VAR, 3.193%, 07/25/37	951
	CHL Mortgage Pass-Through Trust,
152	Series 2002-18, Class PO, PO, 11/25/32	132
392	Series 2004-3, Class A26, 5.500%, 04/25/34	393
266	Series 2004-3, Class A4, 5.750%, 04/25/34	265
1,902	Series 2004-5, Class 1A4, 5.500%, 06/25/34	1,964
124	Series 2004-7, Class 2A1, VAR, 2.978%, 06/25/34	122
435	Series 2004-8, Class 2A1, 4.500%, 06/25/19	441
208	Series 2004-HYB1, Class 2A, VAR, 3.248%, 05/20/34	198
1,053	Series 2004-HYB3, Class 2A, VAR, 2.796%, 06/20/34	1,004
647	Series 2004-HYB6, Class A3, VAR, 3.094%, 11/20/34	624
53	Series 2004-J8, Class 1A2, 4.750%, 11/25/19	53
323	Series 2005-14, Class A2, 5.500%, 07/25/35	308
160	Series 2005-16, Class A23, 5.500%, 09/25/35	150
2,527	Series 2005-22, Class 2A1, VAR, 3.167%, 11/25/35	2,151
	Citicorp Mortgage Securities Trust,
89	Series 2006-1, Class 2A1, 5.000%, 02/25/21	91
752	Series 2006-4, Class 1A2, 6.000%, 08/25/36	754
	Citigroup Global Markets Mortgage Securities VII, Inc.,
1,705	Series 2003-HYB1, Class A, VAR, 3.240%, 09/25/33	1,698

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	33

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
9	Series 2003-UP2, Class PO1, PO, 12/25/18	8
	Citigroup Mortgage Loan Trust,
3,260	Series 2008-AR4, Class 1A1A, VAR, 3.567%, 11/25/38 (e)	3,259
900	Series 2009-5, Class 8A1, 6.000%, 06/25/36 (e)	907
535	Series 2009-8, Class 4A1, 6.000%, 11/25/36 (e)	544
4,010	Series 2009-10, Class 1A1, VAR, 2.782%, 09/25/33 (e)	4,051
2,006	Series 2009-10, Class 2A1A, 7.000%, 12/25/35 (e)	2,052
1,583	Series 2009-11, Class 3A1, VAR, 5.750%, 05/25/37 (e)	1,593
301	Series 2010-3, Class 4A1, VAR, 2.910%, 02/25/36 (e)	300
51	Series 2010-7, Class 10A1, VAR, 3.102%, 02/25/35 (e)	50
1,164	Series 2010-10, Class 2A1, VAR, 3.049%, 02/25/36 (e)	1,172
4,040	Series 2015-A, Class B2, VAR, 4.500%, 06/25/58 (e)	3,914
	Citigroup Mortgage Loan Trust, Inc.,
416	Series 2003-1, Class 2A5, 5.250%, 10/25/33	421
73	Series 2003-1, Class 2A6, PO, 10/25/33	66
65	Series 2003-1, Class PO2, PO, 10/25/33	53
78	Series 2003-1, Class PO3, PO, 09/25/33	70
71	Series 2003-UP3, Class A3, 7.000%, 09/25/33	71
157	Series 2003-UST1, Class A1, 5.500%, 12/25/18	157
34	Series 2003-UST1, Class PO1, PO, 12/25/18	34
11	Series 2003-UST1, Class PO3, PO, 12/25/18	11
470	Series 2004-UST1, Class A6, VAR, 2.873%, 08/25/34	454
309	Series 2005-1, Class 2A1A, VAR, 3.086%, 02/25/35	225
1,443	Series 2005-2, Class 2A11, 5.500%, 05/25/35	1,475
900	Series 2005-5, Class 1A2, VAR, 3.892%, 08/25/35	631
8,628	Conix Mortgage Asset Trust, Series 2013-1, Class A, VAR, 12/25/47 (d)	926
	Credit Suisse First Boston Mortgage Securities Corp.,
7	Series 1997-2, Class A, 7.500%, 06/25/20 (e)	8

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

1,051	Series 2003-1, Class DB1, VAR, 6.732%, 02/25/33	1,068
956	Series 2003-21, Class 1A4, 5.250%, 09/25/33	980
607	Series 2003-23, Class 1P, PO, 10/25/33	501
101	Series 2003-23, Class 2A5, 5.000%, 10/25/18	101
17	Series 2003-25, Class 2A1, 4.500%, 10/25/18	16
1,347	Series 2003-27, Class 5A3, 5.250%, 11/25/33	1,366
558	Series 2003-27, Class 5A4, 5.250%, 11/25/33	565
494	Series 2003-AR15, Class 3A1, VAR, 3.263%, 06/25/33	491
829	Series 2004-4, Class 2A4, 5.500%, 09/25/34	864
450	Series 2004-5, Class 3A1, 5.250%, 08/25/19	455
8	Series 2004-5, Class 5P, PO, 08/25/19	8
1,423	Series 2004-8, Class 1A4, 5.500%, 12/25/34	1,484
209	Series 2005-9, Class AP, PO, 10/25/35	152
2,989	Series 2005-9, Class DX, IO, 5.500%, 10/25/35	112
149	Series 2005-10, Class AP, PO, 11/25/35	93
588	Credit Suisse Mortgage Capital Certificates, Series 2009-3R, Class 19A3, 6.000%, 01/27/38 (e)	591
	CSMC,
19,293	Series 2010-11R, Class A6, VAR, 1.781%, 06/28/47 (e)	19,176
1,723	Series 2010-17R, Class 1A1, VAR, 3.050%, 06/26/36 (e)	1,739
1,702	Series 2011-16R, Class 7A3, VAR, 3.048%, 12/27/36 (e)	1,706
332	Series 2011-6R, Class 3A1, VAR, 3.522%, 07/28/36 (e)	331
823	Series 2012-2R, Class 2A1, VAR, 2.873%, 03/27/47 (e)	822
586	Series 2012-3R, Class 1A1, VAR, 2.774%, 07/27/37 (e)	587
248	CVS Pass-Through Trust, 8.353%, 07/10/31 (e)	322
	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust,
475	Series 2005-1, Class 2A1, VAR, 5.872%, 02/25/20	479
627	Series 2005-3, Class 1A1, VAR, 5.604%, 06/25/20	626

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
10		Deutsche Mortgage Securities, Inc., Mortgage Loan Trust, Series 2004-1, Class 2APO, PO, 10/25/18	10
		FHLMC — GNMA,
137		Series 8, Class ZA, 7.000%, 03/25/23	149
92		Series 24, Class ZE, 6.250%, 11/25/23	100
664		Series 29, Class L, 7.500%, 04/25/24	740
		FHLMC Reference REMIC,
4,513		Series R006, Class ZA, 6.000%, 04/15/36	5,159
6,335		Series R007, Class ZA, 6.000%, 05/15/36	7,119
		FHLMC REMIC,
2		Series 22, Class C, 9.500%, 04/15/20	2
4		Series 23, Class F, 9.600%, 04/15/20	5
1		Series 46, Class B, 7.800%, 09/15/20	1
1		Series 47, Class F, 10.000%, 06/15/20	1
—	(h)	Series 85, Class C, 8.600%, 01/15/21	—	(h)
4		Series 99, Class Z, 9.500%, 01/15/21	4
15		Series 114, Class H, 6.950%, 01/15/21	16
—	(h)	Series 204, Class E, HB, IF, 1,735.366%, 05/15/23	1
—	(h)	Series 1045, Class G, HB, 1,066.208%, 02/15/21	—	(h)
3		Series 1065, Class J, 9.000%, 04/15/21	4
1		Series 1079, Class S, HB, IF, 31.382%, 05/15/21	1
2		Series 1084, Class F, VAR, 1.720%, 05/15/21	2
2		Series 1084, Class S, HB, IF, 41.760%, 05/15/21	2
4		Series 1116, Class I, 5.500%, 08/15/21	5
22		Series 1144, Class KB, 8.500%, 09/15/21	24
—	(h)	Series 1172, Class L, HB, VAR, 1,181.250%, 11/15/21	—	(h)
—	(h)	Series 1196, Class B, HB, IF, 1,104.543%, 01/15/22	2
9		Series 1206, Class IA, 7.000%, 03/15/22	10
13		Series 1250, Class J, 7.000%, 05/15/22	14
40		Series 1343, Class LA, 8.000%, 08/15/22	45
16		Series 1343, Class LB, 7.500%, 08/15/22	18
28		Series 1370, Class JA, VAR, 1.920%, 09/15/22	29
27		Series 1455, Class WB, IF, 4.290%, 12/15/22	28
262		Series 1466, Class PZ, 7.500%, 02/15/23	291
4		Series 1470, Class F, VAR, 1.599%, 02/15/23	4
44		Series 1491, Class I, 7.500%, 04/15/23	49

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

142	Series 1498, Class I, VAR, 1.920%, 04/15/23	145
216	Series 1502, Class PX, 7.000%, 04/15/23	238
23	Series 1505, Class Q, 7.000%, 05/15/23	25
100	Series 1518, Class G, IF, 8.362%, 05/15/23	113
19	Series 1541, Class M, HB, IF, 25.120%, 07/15/23	27
91	Series 1541, Class O, VAR, 1.780%, 07/15/23	90
5	Series 1570, Class F, VAR, 2.099%, 08/15/23	6
186	Series 1573, Class PZ, 7.000%, 09/15/23	205
102	Series 1591, Class PV, 6.250%, 10/15/23	111
46	Series 1602, Class SA, HB, IF, 20.248%, 10/15/23	64
617	Series 1608, Class L, 6.500%, 09/15/23	694
242	Series 1642, Class PJ, 6.000%, 11/15/23	262
90	Series 1658, Class GZ, 7.000%, 01/15/24	100
14	Series 1671, Class L, 7.000%, 02/15/24	17
19	Series 1671, Class QC, IF, 10.000%, 02/15/24	26
11	Series 1686, Class SH, IF, 17.505%, 02/15/24	14
81	Series 1695, Class EB, 7.000%, 03/15/24	90
16	Series 1699, Class FC, VAR, 1.370%, 03/15/24	16
107	Series 1700, Class GA, PO, 02/15/24	103
426	Series 1706, Class K, 7.000%, 03/15/24	471
8	Series 1709, Class FA, VAR, 1.580%, 03/15/24	7
296	Series 1720, Class PL, 7.500%, 04/15/24	329
280	Series 1737, Class L, 6.000%, 06/15/24	318
60	Series 1745, Class D, 7.500%, 08/15/24	68
225	Series 1798, Class F, 5.000%, 05/15/23	239
4	Series 1807, Class G, 9.000%, 10/15/20	4
42	Series 1829, Class ZB, 6.500%, 03/15/26	45
282	Series 1863, Class Z, 6.500%, 07/15/26	318
52	Series 1865, Class D, PO, 02/15/24	46
40	Series 1890, Class H, 7.500%, 09/15/26	46
117	Series 1899, Class ZE, 8.000%, 09/15/26	136
265	Series 1927, Class PH, 7.500%, 01/15/27	305
202	Series 1927, Class ZA, 6.500%, 01/15/27	227
7	Series 1935, Class FL, VAR, 1.470%, 02/15/27	8
96	Series 1963, Class Z, 7.500%, 01/15/27	111
11	Series 1970, Class PG, 7.250%, 07/15/27	13
239	Series 1981, Class Z, 6.000%, 05/15/27	262

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	35

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
148	Series 1983, Class Z, 6.500%, 12/15/23	160
97	Series 1987, Class PE, 7.500%, 09/15/27	113
139	Series 2019, Class Z, 6.500%, 12/15/27	156
457	Series 2033, Class J, 5.600%, 06/15/23	488
53	Series 2033, Class SN, HB, IF, 28.740%, 03/15/24	22
157	Series 2038, Class PN, IO, 7.000%, 03/15/28	31
491	Series 2040, Class PE, 7.500%, 03/15/28	569
167	Series 2054, Class PV, 7.500%, 05/15/28	193
9	Series 2056, Class TD, 6.500%, 05/15/18	9
248	Series 2063, Class PG, 6.500%, 06/15/28	281
30	Series 2064, Class TE, 7.000%, 06/15/28	35
102	Series 2070, Class C, 6.000%, 07/15/28	112
493	Series 2075, Class PH, 6.500%, 08/15/28	539
527	Series 2075, Class PM, 6.250%, 08/15/28	579
95	Series 2086, Class GB, 6.000%, 09/15/28	107
191	Series 2089, Class PJ, IO, 7.000%, 10/15/28	22
446	Series 2095, Class PE, 6.000%, 11/15/28	507
849	Series 2106, Class ZD, 6.000%, 12/15/28	931
1,160	Series 2110, Class PG, 6.000%, 01/15/29	1,324
249	Series 2125, Class JZ, 6.000%, 02/15/29	276
1,294	Series 2126, Class CB, 6.250%, 02/15/29	1,442
33	Series 2132, Class SB, HB, IF, 27.170%, 03/15/29	55
9	Series 2134, Class PI, IO, 6.500%, 03/15/19	—	(h)
18	Series 2141, Class IO, IO, 7.000%, 04/15/29	2
81	Series 2163, Class PC, IO, 7.500%, 06/15/29	10
1,024	Series 2169, Class TB, 7.000%, 06/15/29	1,170
507	Series 2172, Class QC, 7.000%, 07/15/29	585
277	Series 2176, Class OJ, 7.000%, 08/15/29	318
1	Series 2196, Class TL, 7.500%, 11/15/29	2
234	Series 2201, Class C, 8.000%, 11/15/29	270
12	Series 2204, Class GB, VAR, 8.000%, 12/20/29	12
523	Series 2208, Class PG, 7.000%, 01/15/30	606
144	Series 2209, Class TC, 8.000%, 01/15/30	171
495	Series 2210, Class Z, 8.000%, 01/15/30	590
89	Series 2224, Class CB, 8.000%, 03/15/30	105
136	Series 2230, Class Z, 8.000%, 04/15/30	162
102	Series 2234, Class PZ, 7.500%, 05/15/30	121
101	Series 2247, Class Z, 7.500%, 08/15/30	119
271	Series 2256, Class MC, 7.250%, 09/15/30	318

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

338	Series 2259, Class ZM, 7.000%, 10/15/30	392
7	Series 2261, Class ZY, 7.500%, 10/15/30	8
30	Series 2262, Class Z, 7.500%, 10/15/30	36
347	Series 2271, Class PC, 7.250%, 12/15/30	403
282	Series 2283, Class K, 6.500%, 12/15/23	308
184	Series 2296, Class PD, 7.000%, 03/15/31	212
62	Series 2306, Class K, PO, 05/15/24	59
149	Series 2306, Class SE, IF, IO, 8.170%, 05/15/24	28
106	Series 2313, Class LA, 6.500%, 05/15/31	122
203	Series 2325, Class PM, 7.000%, 06/15/31	235
399	Series 2332, Class ZH, 7.000%, 07/15/31	462
96	Series 2333, Class HC, 6.000%, 07/15/31	108
2,366	Series 2344, Class ZD, 6.500%, 08/15/31	2,753
240	Series 2344, Class ZJ, 6.500%, 08/15/31	268
190	Series 2345, Class NE, 6.500%, 08/15/31	215
34	Series 2347, Class VP, 6.500%, 03/15/20	35
224	Series 2351, Class PZ, 6.500%, 08/15/31	254
416	Series 2359, Class ZB, 8.500%, 06/15/31	484
215	Series 2367, Class ME, 6.500%, 10/15/31	243
201	Series 2388, Class FB, VAR, 1.370%, 01/15/29	205
242	Series 2399, Class OH, 6.500%, 01/15/32	268
380	Series 2399, Class TH, 6.500%, 01/15/32	418
457	Series 2410, Class NG, 6.500%, 02/15/32	510
260	Series 2410, Class OE, 6.375%, 02/15/32	287
489	Series 2410, Class QS, IF, 17.498%, 02/15/32	738
191	Series 2410, Class QX, IF, IO, 7.880%, 02/15/32	48
520	Series 2412, Class SP, IF, 14.560%, 02/15/32	661
1,247	Series 2418, Class FO, VAR, 1.670%, 02/15/32	1,275
416	Series 2420, Class XK, 6.500%, 02/15/32	459
376	Series 2423, Class MC, 7.000%, 03/15/32	439
473	Series 2423, Class MT, 7.000%, 03/15/32	549
528	Series 2423, Class TB, 6.500%, 03/15/32	593
1	Series 2425, Class OB, 6.000%, 03/15/17	1
610	Series 2430, Class WF, 6.500%, 03/15/32	695
828	Series 2434, Class TC, 7.000%, 04/15/32	953
1,395	Series 2434, Class ZA, 6.500%, 04/15/32	1,579
902	Series 2435, Class CJ, 6.500%, 04/15/32	1,040
290	Series 2436, Class MC, 7.000%, 04/15/32	330
148	Series 2441, Class GF, 6.500%, 04/15/32	171
381	Series 2444, Class ES, IF, IO, 7.180%, 03/15/32	94

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
363	Series 2450, Class GZ, 7.000%, 05/15/32	425
249	Series 2450, Class SW, IF, IO, 7.230%, 03/15/32	55
513	Series 2455, Class GK, 6.500%, 05/15/32	579
422	Series 2458, Class ZM, 6.500%, 06/15/32	471
317	Series 2466, Class DH, 6.500%, 06/15/32	358
541	Series 2466, Class PH, 6.500%, 06/15/32	614
448	Series 2474, Class NR, 6.500%, 07/15/32	506
939	Series 2475, Class S, IF, IO, 7.230%, 02/15/32	225
648	Series 2484, Class LZ, 6.500%, 07/15/32	742
2	Series 2488, Class WS, IF, 15.026%, 08/15/17	2
719	Series 2500, Class MC, 6.000%, 09/15/32	815
16	Series 2508, Class AQ, 5.500%, 10/15/17	16
768	Series 2512, Class PG, 5.500%, 10/15/22	836
250	Series 2535, Class BK, 5.500%, 12/15/22	266
81	Series 2537, Class TE, 5.500%, 12/15/17	82
42	Series 2543, Class LX, 5.000%, 12/15/17	42
1,124	Series 2543, Class YX, 6.000%, 12/15/32	1,248
624	Series 2544, Class HC, 6.000%, 12/15/32	713
26	Series 2549, Class ZG, 5.000%, 01/15/18	26
773	Series 2552, Class ME, 6.000%, 01/15/33	886
570	Series 2567, Class QD, 6.000%, 02/15/33	650
642	Series 2571, Class FY, VAR, 1.520%, 12/15/32	648
78	Series 2571, Class SK, HB, IF, 31.179%, 09/15/23	125
379	Series 2571, Class SY, IF, 16.752%, 12/15/32	508
2,739	Series 2575, Class ME, 6.000%, 02/15/33	2,966
1,270	Series 2586, Class HD, 5.500%, 03/15/23	1,403
315	Series 2586, Class WI, IO, 6.500%, 03/15/33	60
1,273	Series 2595, Class HC, 5.500%, 04/15/23	1,415
482	Series 2596, Class QG, 6.000%, 03/15/33	521
58	Series 2611, Class UH, 4.500%, 05/15/18	59
88	Series 2626, Class NS, IF, IO, 5.780%, 06/15/23	2
1,039	Series 2631, Class SA, IF, 13.438%, 06/15/33	1,356
510	Series 2636, Class Z, 4.500%, 06/15/18	517
86	Series 2637, Class SA, IF, IO, 5.330%, 06/15/18	2
111	Series 2638, Class DS, IF, 7.830%, 07/15/23	121
4	Series 2642, Class SL, IF, 6.410%, 07/15/33	5

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

27	Series 2650, Class PO, PO, 12/15/32	27
295	Series 2650, Class SO, PO, 12/15/32	288
512	Series 2651, Class VZ, 4.500%, 07/15/18	519
8,854	Series 2653, Class PZ, 5.000%, 07/15/33	9,866
321	Series 2671, Class S, IF, 13.347%, 09/15/33	413
281	Series 2692, Class SC, IF, 11.747%, 07/15/33	344
2,890	Series 2709, Class PG, 5.000%, 11/15/23	3,087
714	Series 2710, Class HB, 5.500%, 11/15/23	777
295	Series 2720, Class PC, 5.000%, 12/15/23	317
2,410	Series 2722, Class PF, VAR, 1.370%, 12/15/33	2,425
8,877	Series 2733, Class SB, IF, 7.317%, 10/15/33	9,765
150	Series 2744, Class PE, 5.500%, 02/15/34	157
132	Series 2744, Class TU, 5.500%, 05/15/32	133
234	Series 2748, Class KO, PO, 10/15/23	230
283	Series 2758, Class AO, PO, 03/15/19	278
159	Series 2780, Class SY, IF, 14.806%, 11/15/33	216
2,359	Series 2802, Class OH, 6.000%, 05/15/34	2,539
81	Series 2835, Class QO, PO, 12/15/32	72
10	Series 2840, Class JO, PO, 06/15/23	9
841	Series 2903, Class Z, 5.000%, 12/15/24	907
626	Series 2929, Class MS, HB, IF, 24.772%, 02/15/35	884
1,526	Series 2934, Class EC, PO, 02/15/20	1,481
455	Series 2934, Class HI, IO, 5.000%, 02/15/20	23
262	Series 2934, Class KI, IO, 5.000%, 02/15/20	12
91	Series 2945, Class SA, IF, 10.908%, 03/15/20	95
239	Series 2967, Class S, HB, IF, 29.590%, 04/15/25	337
9,187	Series 2968, Class EH, 6.000%, 04/15/35	10,570
151	Series 2968, Class MD, 5.500%, 12/15/33	152
844	Series 2981, Class FA, VAR, 1.170%, 05/15/35	843
954	Series 2988, Class AF, VAR, 1.070%, 06/15/35	948
13	Series 2989, Class PO, PO, 06/15/23	13
476	Series 2990, Class GO, PO, 02/15/35	433
884	Series 2990, Class SL, HB, IF, 21.670%, 06/15/34	1,160
62	Series 2990, Class WP, IF, 15.041%, 06/15/35	73

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	37

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
81	Series 3014, Class OD, PO, 08/15/35	74
146	Series 3022, Class SX, IF, 14.950%, 08/15/25	176
399	Series 3029, Class SO, PO, 09/15/35	366
277	Series 3051, Class DP, HB, IF, 24.640%, 10/15/25	389
459	Series 3064, Class SG, IF, 17.433%, 11/15/35	648
9	Series 3068, Class AO, PO, 01/15/35	9
829	Series 3077, Class TO, PO, 04/15/35	739
848	Series 3085, Class WF, VAR, 1.570%, 08/15/35	867
1,951	Series 3101, Class UZ, 6.000%, 01/15/36	2,232
146	Series 3102, Class HS, HB, IF, 21.743%, 01/15/36	217
1,599	Series 3117, Class AO, PO, 02/15/36	1,476
389	Series 3117, Class EO, PO, 02/15/36	342
534	Series 3117, Class OG, PO, 02/15/36	493
336	Series 3117, Class OK, PO, 02/15/36	283
980	Series 3122, Class OH, PO, 03/15/36	905
933	Series 3122, Class OP, PO, 03/15/36	862
19	Series 3122, Class ZB, 6.000%, 03/15/36	22
107	Series 3134, Class PO, PO, 03/15/36	96
1,231	Series 3137, Class XP, 6.000%, 04/15/36	1,407
563	Series 3138, Class PO, PO, 04/15/36	491
1,851	Series 3147, Class PO, PO, 04/15/36	1,707
125	Series 3149, Class SO, PO, 05/15/36	101
469	Series 3151, Class PO, PO, 05/15/36	435
761	Series 3153, Class EO, PO, 05/15/36	655
276	Series 3164, Class MG, 6.000%, 06/15/36	308
1,746	Series 3171, Class MO, PO, 06/15/36	1,614
335	Series 3179, Class OA, PO, 07/15/36	299
1,580	Series 3181, Class AZ, 6.500%, 07/15/36	1,794
172	Series 3194, Class SA, IF, IO, 6.330%, 07/15/36	22
1,146	Series 3195, Class PD, 6.500%, 07/15/36	1,286
2,415	Series 3200, Class AY, 5.500%, 08/15/36	2,679
527	Series 3200, Class PO, PO, 08/15/36	473
7,620	Series 3202, Class HI, IF, IO, 5.880%, 08/15/36	1,317
300	Series 3213, Class OA, PO, 09/15/36	277
219	Series 3218, Class AO, PO, 09/15/36	184
115	Series 3218, Class BE, 6.000%, 09/15/35	115
1,034	Series 3219, Class DI, IO, 6.000%, 04/15/36	210
588	Series 3225, Class EO, PO, 10/15/36	528
648	Series 3232, Class ST, IF, IO, 5.930%, 10/15/36	107

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

154	Series 3233, Class OP, PO, 05/15/36	140
808	Series 3253, Class PO, PO, 12/15/21	796
285	Series 3256, Class PO, PO, 12/15/36	254
529	Series 3260, Class CS, IF, IO, 5.370%, 01/15/37	84
290	Series 3261, Class OA, PO, 01/15/37	266
1,117	Series 3274, Class B, 6.000%, 02/15/37	1,210
118	Series 3274, Class JO, PO, 02/15/37	106
622	Series 3275, Class FL, VAR, 1.210%, 02/15/37	623
3,769	Series 3284, Class CB, 5.000%, 03/15/22	3,910
214	Series 3286, Class PO, PO, 03/15/37	198
762	Series 3290, Class SB, IF, IO, 5.680%, 03/15/37	112
882	Series 3302, Class UT, 6.000%, 04/15/37	1,008
626	Series 3305, Class MG, IF, 2.990%, 07/15/34	653
1,864	Series 3315, Class HZ, 6.000%, 05/15/37	1,944
631	Series 3316, Class PO, PO, 05/15/37	581
36	Series 3318, Class AO, PO, 05/15/37	34
133	Series 3326, Class JO, PO, 06/15/37	121
567	Series 3329, Class JD, 6.000%, 06/15/36	579
320	Series 3331, Class PO, PO, 06/15/37	292
740	Series 3344, Class SL, IF, IO, 5.830%, 07/15/37	115
434	Series 3365, Class PO, PO, 09/15/37	400
236	Series 3371, Class FA, VAR, 1.370%, 09/15/37	238
380	Series 3373, Class TO, PO, 04/15/37	349
2,313	Series 3383, Class SA, IF, IO, 5.680%, 11/15/37	311
3,555	Series 3387, Class SA, IF, IO, 5.650%, 11/15/37	505
1,456	Series 3393, Class JO, PO, 09/15/32	1,301
4,367	Series 3404, Class SC, IF, IO, 5.230%, 01/15/38	529
186	Series 3422, Class SE, IF, 15.525%, 02/15/38	229
4,198	Series 3423, Class PB, 5.500%, 03/15/38	4,686
1,851	Series 3424, Class PI, IF, IO, 6.030%, 04/15/38	237
259	Series 3443, Class SY, IF, 9.000%, 03/15/37	300
1,031	Series 3453, Class B, 5.500%, 05/15/38	1,110
1,928	Series 3455, Class SE, IF, IO, 5.430%, 06/15/38	255
265	Series 3461, Class LZ, 6.000%, 06/15/38	297
5,174	Series 3461, Class Z, 6.000%, 06/15/38	5,726

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
3,423	Series 3481, Class SJ, IF, IO, 5.080%, 08/15/38	267
2,666	Series 3501, Class CB, 5.500%, 01/15/39	3,001
784	Series 3510, Class OD, PO, 02/15/37	713
1,351	Series 3511, Class SA, IF, IO, 5.230%, 02/15/39	212
311	Series 3523, Class SD, IF, 17.545%, 06/15/36	430
1,670	Series 3531, Class SA, IF, IO, 5.530%, 05/15/39	162
927	Series 3531, Class SM, IF, IO, 5.330%, 05/15/39	83
1,377	Series 3546, Class A, VAR, 2.608%, 02/15/39	1,412
906	Series 3549, Class FA, VAR, 1.970%, 07/15/39	923
1,046	Series 3607, Class AO, PO, 04/15/36	949
1,916	Series 3607, Class BO, PO, 04/15/36	1,739
2,605	Series 3607, Class OP, PO, 07/15/37	2,268
3,288	Series 3607, Class PO, PO, 05/15/37	2,922
1,536	Series 3607, Class TO, PO, 10/15/39	1,304
1,705	Series 3608, Class SC, IF, IO, 5.480%, 12/15/39	243
1,646	Series 3611, Class PO, PO, 07/15/34	1,502
1,794	Series 3614, Class QB, 4.000%, 12/15/24	1,931
1,523	Series 3621, Class BO, PO, 01/15/40	1,374
4,125	Series 3632, Class BS, IF, 14.933%, 02/15/40	5,333
862	Series 3645, Class KZ, 5.500%, 08/15/36	925
6,098	Series 3654, Class DC, 5.000%, 04/15/30	6,901
2,435	Series 3659, Class VE, 5.000%, 03/15/26	2,578
9,381	Series 3680, Class MA, 4.500%, 07/15/39	9,955
6,278	Series 3684, Class CY, 4.500%, 06/15/25	6,840
974	Series 3688, Class CU, VAR, 6.771%, 11/15/21	1,014
10,554	Series 3688, Class GT, VAR, 7.282%, 11/15/46	12,348
22,624	Series 3704, Class CT, 7.000%, 12/15/36	26,403
9,109	Series 3704, Class DT, 7.500%, 11/15/36	10,695
7,554	Series 3704, Class ET, 7.500%, 12/15/36	9,056
4,167	Series 3710, Class FL, VAR, 1.270%, 05/15/36	4,189
7,366	Series 3740, Class SB, IF, IO, 5.230%, 10/15/40	1,255
5,997	Series 3740, Class SC, IF, IO, 5.230%, 10/15/40	876
6,095	Series 3747, Class HI, IO, 4.500%, 07/15/37	299

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

5,385	Series 3759, Class HI, IO, 4.000%, 08/15/37	302
3,123	Series 3760, Class GI, IO, 4.000%, 10/15/37	126
1,932	Series 3760, Class NI, IO, 4.000%, 10/15/37	65
3,081	Series 3779, Class IH, IO, 4.000%, 11/15/34	103
6,000	Series 3793, Class AB, 3.500%, 01/15/26	6,292
4,547	Series 3795, Class EI, IO, 5.000%, 10/15/39	714
2,234	Series 3800, Class AI, IO, 4.000%, 11/15/29	185
1,294	Series 3801, Class GB, 4.500%, 11/15/40	1,310
19,448	Series 3802, Class LS, IF, IO, 1.859%, 01/15/40	1,160
9,794	Series 3819, Class ZQ, 6.000%, 04/15/36	11,016
3,853	Series 3852, Class QN, IF, 5.500%, 05/15/41	4,018
10,917	Series 3852, Class TP, IF, 5.500%, 05/15/41	11,834
9,823	Series 3860, Class PZ, 5.000%, 05/15/41	11,505
1,426	Series 3895, Class WA, VAR, 5.707%, 10/15/38	1,601
3,824	Series 3920, Class LP, 5.000%, 01/15/34	4,171
9,226	Series 3957, Class B, 4.000%, 11/15/41	9,712
2,513	Series 3966, Class BF, VAR, 1.270%, 10/15/40	2,527
4,552	Series 3966, Class NA, 4.000%, 12/15/41	4,837
7,401	Series 3998, Class GF, VAR, 1.220%, 05/15/36	7,430
10,166	Series 4012, Class FN, VAR, 1.270%, 03/15/42	10,207
4,499	Series 4032, Class TO, PO, 07/15/37	4,094
10,249	Series 4048, Class FB, VAR, 1.170%, 10/15/41	10,222
17,033	Series 4048, Class FJ, VAR, 1.180%, 07/15/37	16,743
2,063	Series 4073, Class MF, VAR, 1.220%, 08/15/39	2,066
5,032	Series 4077, Class FB, VAR, 1.270%, 07/15/42	5,050
7,120	Series 4087, Class FA, VAR, 1.220%, 05/15/39	7,092
5,940	Series 4095, Class FB, VAR, 1.170%, 04/15/39	5,987
1,794	Series 4217, Class KY, 3.000%, 06/15/43	1,723
7,075	Series 4219, Class JA, 3.500%, 08/15/39	7,359
4,297	Series 4238, Class WY, 3.000%, 08/15/33	4,303

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	39

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
5,322	Series 4257, Class DZ, 2.500%, 10/15/43	4,469
20,894	Series 4374, Class NC, SUB, 2.750%, 02/15/46	21,644
	FHLMC STRIPS,
1	Series 134, Class B, IO, 9.000%, 04/01/22	—	(h)
845	Series 197, Class PO, PO, 04/01/28	722
1,829	Series 233, Class 11, IO, 5.000%, 09/15/35	323
1,538	Series 233, Class 12, IO, 5.000%, 09/15/35	280
2,876	Series 233, Class 13, IO, 5.000%, 09/15/35	540
5,404	Series 239, Class S30, IF, IO, 6.930%, 08/15/36	1,003
493	Series 243, Class 16, IO, 4.500%, 11/15/20	18
340	Series 243, Class 17, IO, 4.500%, 12/15/20	14
54,857	Series 262, Class 35, 3.500%, 07/15/42	55,830
26,843	Series 264, Class F1, VAR, 1.320%, 07/15/42	26,896
10,987	Series 270, Class F1, VAR, 1.270%, 08/15/42	10,978
5,935	Series 299, Class 300, 3.000%, 01/15/43	5,950
11,197	Series 310, Class PO, PO, 09/15/43	8,719
	FHLMC Structured Pass-Through Securities Certificates,
646	Series T-41, Class 3A, VAR, 5.765%, 07/25/32	708
2,651	Series T-42, Class A5, 7.500%, 02/25/42	3,094
1,921	Series T-48, Class 1A, VAR, 5.225%, 07/25/33	2,205
424	Series T-51, Class 2A, VAR, 7.500%, 08/25/42	512
2,605	Series T-54, Class 2A, 6.500%, 02/25/43	3,067
863	Series T-54, Class 3A, 7.000%, 02/25/43	1,039
6,154	Series T-56, Class A5, 5.231%, 05/25/43	6,950
635	Series T-57, Class 1A3, 7.500%, 07/25/43	765
248	Series T-57, Class 1AP, PO, 07/25/43	217
3,559	Series T-58, Class 4A, 7.500%, 09/25/43	4,453
292	Series T-58, Class APO, PO, 09/25/43	244
3,557	Series T-59, Class 1A2, 7.000%, 10/25/43	4,273
328	Series T-59, Class 1AP, PO, 10/25/43	264
6,064	Series T-62, Class 1A1, VAR, 1.796%, 10/25/44	6,122
16,111	Series T-76, Class 2A, VAR, 1.706%, 10/25/37	16,380

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

	FHLMC, Multifamily Structured Pass-Through Certificates,
70,000	Series K037, Class A2, 3.490%, 01/25/24	73,816
20,914	Series K038, Class A2, 3.389%, 03/25/24	21,935
23,597	Series K052, Class A2, 3.151%, 11/25/25	24,161
6,102	Series KJ02, Class A2, 2.597%, 09/25/20	6,189
21,382	Series KJ09, Class A2, 2.838%, 09/25/22	21,765
36,100	Series KPLB, Class A, 2.770%, 05/25/25	35,566
14,000	Series KS01, Class A2, 2.522%, 01/25/23	13,958
41,500	Series KSMC, Class A2, 2.615%, 01/25/23	41,841
	First Horizon Alternative Mortgage Securities Trust,
1,231	Series 2005-FA8, Class 1A19, 5.500%, 11/25/35	1,045
10,258	Series 2007-FA4, Class 1A2, IF, IO, 4.872%, 08/25/37	1,933
	First Horizon Mortgage Pass-Through Trust,
518	Series 2004-AR2, Class 2A1, VAR, 3.095%, 05/25/34	513
276	Series 2004-AR7, Class 2A2, VAR, 2.944%, 02/25/35	275
1,650	Series 2005-AR1, Class 2A2, VAR, 3.061%, 04/25/35	1,648
	FNMA Grantor Trust,
996	Series 1999-T2, Class A1, VAR, 7.500%, 01/19/39	1,119
1,411	Series 2001-T3, Class A1, 7.500%, 11/25/40	1,659
1,457	Series 2002-T16, Class A2, 7.000%, 07/25/42	1,757
404	Series 2004-T1, Class 1A2, 6.500%, 01/25/44	466
2,987	Series 2004-T2, Class 1A4, 7.500%, 11/25/43	3,512
1,811	Series 2004-T2, Class 2A, VAR, 3.782%, 07/25/43	1,923
4,355	Series 2004-T3, Class 1A2, 6.500%, 02/25/44	5,032
1,730	Series 2004-T3, Class 1A3, 7.000%, 02/25/44	2,029
397	Series 2004-T3, Class PT1, VAR, 9.210%, 01/25/44	473
	FNMA REMIC,
1	Series 1988-7, Class Z, 9.250%, 04/25/18	1
11	Series 1989-70, Class G, 8.000%, 10/25/19	11
5	Series 1989-78, Class H, 9.400%, 11/25/19	6
7	Series 1989-83, Class H, 8.500%, 11/25/19	7

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
4		Series 1989-89, Class H, 9.000%, 11/25/19	4
4		Series 1990-1, Class D, 8.800%, 01/25/20	4
2		Series 1990-7, Class B, 8.500%, 01/25/20	2
2		Series 1990-60, Class K, 5.500%, 06/25/20	2
3		Series 1990-63, Class H, 9.500%, 06/25/20	3
2		Series 1990-93, Class G, 5.500%, 08/25/20	2
—	(h)	Series 1990-94, Class H, HB, 505.000%, 08/25/20	—	(h)
—	(h)	Series 1990-95, Class J, HB, 1,118.040%, 08/25/20	—	(h)
23		Series 1990-102, Class J, 6.500%, 08/25/20	24
12		Series 1990-120, Class H, 9.000%, 10/25/20	13
2		Series 1990-134, Class SC, HB, IF, 20.432%, 11/25/20	2
—	(h)	Series 1990-140, Class K, HB, 652.145%, 12/25/20	1
4		Series 1991-24, Class Z, 5.000%, 03/25/21	4
3		Series 1991-42, Class S, IF, 16.313%, 05/25/21	3
1		Series 1992-101, Class J, 7.500%, 06/25/22	1
162		Series 1992-117, Class MA, 8.000%, 07/25/22	180
26		Series 1992-136, Class PK, 6.000%, 08/25/22	28
17		Series 1992-143, Class MA, 5.500%, 09/25/22	18
194		Series 1992-150, Class M, 8.000%, 09/25/22	216
61		Series 1992-163, Class M, 7.750%, 09/25/22	68
89		Series 1992-188, Class PZ, 7.500%, 10/25/22	99
40		Series 1993-21, Class KA, 7.700%, 03/25/23	44
96		Series 1993-25, Class J, 7.500%, 03/25/23	106
16		Series 1993-27, Class SA, IF, 15.500%, 02/25/23	21
247		Series 1993-37, Class PX, 7.000%, 03/25/23	270
86		Series 1993-54, Class Z, 7.000%, 04/25/23	93

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

958	Series 1993-56, Class PZ, 7.000%, 05/25/23	1,054
41	Series 1993-62, Class SA, IF, 19.136%, 04/25/23	55
468	Series 1993-99, Class Z, 7.000%, 07/25/23	516
23	Series 1993-122, Class M, 6.500%, 07/25/23	25
489	Series 1993-136, Class ZB, VAR, 6.792%, 07/25/23	530
761	Series 1993-141, Class Z, 7.000%, 08/25/23	837
22	Series 1993-165, Class SD, IF, 13.586%, 09/25/23	27
28	Series 1993-165, Class SK, IF, 12.500%, 09/25/23	32
40	Series 1993-178, Class PK, 6.500%, 09/25/23	44
19	Series 1993-179, Class SB, HB, IF, 27.129%, 10/25/23	29
13	Series 1993-179, Class SC, IF, 10.500%, 10/25/23	16
614	Series 1993-183, Class KA, 6.500%, 10/25/23	690
266	Series 1993-189, Class PL, 6.500%, 10/25/23	291
36	Series 1993-205, Class H, PO, 09/25/23	34
60	Series 1993-225, Class UB, 6.500%, 12/25/23	66
18	Series 1993-230, Class FA, VAR, 1.378%, 12/25/23	18
49	Series 1993-247, Class FE, VAR, 1.778%, 12/25/23	50
60	Series 1993-247, Class SA, HB, IF, 28.359%, 12/25/23	90
23	Series 1993-247, Class SU, IF, 12.351%, 12/25/23	28
4	Series 1994-9, Class E, PO, 11/25/23	4
200	Series 1994-37, Class L, 6.500%, 03/25/24	220
1,097	Series 1994-40, Class Z, 6.500%, 03/25/24	1,205
1,605	Series 1994-62, Class PK, 7.000%, 04/25/24	1,762
734	Series 1994-63, Class PK, 7.000%, 04/25/24	816
41	Series 1995-2, Class Z, 8.500%, 01/25/25	47
229	Series 1995-19, Class Z, 6.500%, 11/25/23	257

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	41

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
382	Series 1996-14, Class SE, IF, IO, 8.270%, 08/25/23	69
405	Series 1996-48, Class Z, 7.000%, 11/25/26	452
33	Series 1996-59, Class J, 6.500%, 08/25/22	36
72	Series 1997-20, Class IB, IO, VAR, 1.840%, 03/25/27	2
225	Series 1997-20, Class IO, IO, VAR, 1.840%, 03/25/27	7
68	Series 1997-27, Class J, 7.500%, 04/18/27	79
99	Series 1997-29, Class J, 7.500%, 04/20/27	115
243	Series 1997-32, Class PG, 6.500%, 04/25/27	273
416	Series 1997-39, Class PD, 7.500%, 05/20/27	483
21	Series 1997-42, Class ZC, 6.500%, 07/18/27	24
405	Series 1997-61, Class ZC, 7.000%, 02/25/23	447
104	Series 1997-81, Class PI, IO, 7.000%, 12/18/27	12
15	Series 1998-4, Class C, PO, 04/25/23	14
147	Series 1998-36, Class ZB, 6.000%, 07/18/28	166
73	Series 1998-43, Class SA, IF, IO, 17.003%, 04/25/23	25
125	Series 1998-66, Class SB, IF, IO, 7.372%, 12/25/28	18
79	Series 1999-17, Class C, 6.350%, 04/25/29	88
297	Series 1999-18, Class Z, 5.500%, 04/18/29	327
20	Series 1999-38, Class SK, IF, IO, 7.272%, 08/25/23	2
36	Series 1999-52, Class NS, HB, IF, 21.201%, 10/25/23	51
115	Series 1999-62, Class PB, 7.500%, 12/18/29	133
656	Series 2000-2, Class ZE, 7.500%, 02/25/30	761
232	Series 2000-20, Class SA, IF, IO, 8.322%, 07/25/30	48
29	Series 2000-52, Class IO, IO, 8.500%, 01/25/31	7
141	Series 2001-4, Class PC, 7.000%, 03/25/21	150
89	Series 2001-7, Class PF, 7.000%, 03/25/31	104

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE($)

234		Series 2001-30, Class PM, 7.000%, 07/25/31	272
414		Series 2001-33, Class ID, IO, 6.000%, 07/25/31	95
424		Series 2001-36, Class DE, 7.000%, 08/25/31	486
594		Series 2001-44, Class MY, 7.000%, 09/25/31	691
110		Series 2001-44, Class PD, 7.000%, 09/25/31	127
95		Series 2001-44, Class PU, 7.000%, 09/25/31	110
866		Series 2001-48, Class Z, 6.500%, 09/25/21	941
99		Series 2001-49, Class Z, 6.500%, 09/25/31	112
77		Series 2001-52, Class KB, 6.500%, 10/25/31	84
736		Series 2001-60, Class PX, 6.000%, 11/25/31	837
316		Series 2001-60, Class QS, HB, IF, 21.776%, 09/25/31	529
759		Series 2001-61, Class Z, 7.000%, 11/25/31	885
26		Series 2001-72, Class SX, IF, 15.653%, 12/25/31	36
32		Series 2001-81, Class LO, PO, 01/25/32	29
308		Series 2002-1, Class G, 7.000%, 07/25/23	338
139		Series 2002-1, Class HC, 6.500%, 02/25/22	151
106		Series 2002-1, Class SA, HB, IF, 22.658%, 02/25/32	173
49		Series 2002-1, Class UD, HB, IF, 21.776%, 12/25/23	69
869		Series 2002-5, Class PK, 6.000%, 02/25/22	951
816		Series 2002-13, Class SJ, IF, IO, 1.600%, 03/25/32	44
12		Series 2002-13, Class ST, IF, 10.000%, 03/25/32	15
1,934		Series 2002-15, Class ZA, 6.000%, 04/25/32	2,200
—	(h)	Series 2002-19, Class PE, 6.000%, 04/25/17	—	(h)
24		Series 2002-21, Class LO, PO, 04/25/32	22
360		Series 2002-21, Class PE, 6.500%, 04/25/32	406
2		Series 2002-24, Class AJ, 6.000%, 04/25/17	2

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
727		Series 2002-28, Class PK, 6.500%, 05/25/32	802
5		Series 2002-31, Class S, IF, 17.452%, 05/25/17	5
287		Series 2002-37, Class Z, 6.500%, 06/25/32	326
—	(h)	Series 2002-38, Class QE, 6.000%, 06/25/17	—	(h)
819		Series 2002-48, Class GH, 6.500%, 08/25/32	937
1,081		Series 2002-54, Class PG, 6.000%, 09/25/22	1,188
3		Series 2002-57, Class AE, 5.500%, 09/25/17	3
13		Series 2002-63, Class KC, 5.000%, 10/25/17	13
187		Series 2002-71, Class AP, 5.000%, 11/25/32	200
130		Series 2002-77, Class S, IF, 13.056%, 12/25/32	157
1,874		Series 2002-78, Class Z, 5.500%, 12/25/32	1,993
420		Series 2002-83, Class CS, 6.881%, 08/25/23	459
693		Series 2002-90, Class A1, 6.500%, 06/25/42	807
268		Series 2003-9, Class NZ, 6.500%, 02/25/33	306
362		Series 2003-14, Class TI, IO, 5.000%, 03/25/33	53
1,869		Series 2003-17, Class EQ, 5.500%, 03/25/23	2,026
2,916		Series 2003-22, Class UD, 4.000%, 04/25/33	3,066
3,452		Series 2003-23, Class EQ, 5.500%, 04/25/23	3,754
71		Series 2003-32, Class KC, 5.000%, 05/25/18	72
1,255		Series 2003-33, Class IA, IO, 6.500%, 05/25/33	324
528		Series 2003-34, Class AX, 6.000%, 05/25/33	604
2,023		Series 2003-34, Class ED, 6.000%, 05/25/33	2,205
466		Series 2003-34, Class GB, 6.000%, 03/25/33	477
1,075		Series 2003-34, Class GE, 6.000%, 05/25/33	1,209
95		Series 2003-35, Class EA, PO, 05/25/33	84

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

133	Series 2003-39, Class IO, IO, VAR, 6.000%, 05/25/33	33
823	Series 2003-39, Class LW, 5.500%, 05/25/23	876
150	Series 2003-42, Class GB, 4.000%, 05/25/33	158
823	Series 2003-47, Class PE, 5.750%, 06/25/33	928
193	Series 2003-52, Class SX, HB, IF, 20.615%, 10/25/31	270
313	Series 2003-64, Class SX, IF, 11.800%, 07/25/33	384
934	Series 2003-71, Class DS, IF, 6.427%, 08/25/33	947
3,243	Series 2003-72, Class IE, IO, 5.500%, 08/25/33	612
1,449	Series 2003-73, Class HC, 5.500%, 08/25/33	1,621
81	Series 2003-74, Class SH, IF, 8.769%, 08/25/33	96
84	Series 2003-80, Class SY, IF, IO, 6.872%, 06/25/23	1
380	Series 2003-81, Class HC, 4.750%, 09/25/18	389
86	Series 2003-82, Class VB, 5.500%, 08/25/33	86
620	Series 2003-83, Class PG, 5.000%, 06/25/23	637
233	Series 2003-91, Class SD, IF, 11.203%, 09/25/33	276
10,591	Series 2003-105, Class AZ, 5.500%, 10/25/33	11,806
1,647	Series 2003-116, Class SB, IF, IO, 6.822%, 11/25/33	327
8,312	Series 2003-122, Class ZJ, 6.000%, 12/25/33	9,645
346	Series 2003-130, Class CS, IF, 12.543%, 12/25/33	385
88	Series 2003-130, Class SX, IF, 10.352%, 01/25/34	104
193	Series 2003-131, Class SK, IF, 14.643%, 01/25/34	235
90	Series 2003-132, Class OA, PO, 08/25/33	84
1,060	Series 2004-4, Class QI, IF, IO, 6.322%, 06/25/33	91
789	Series 2004-4, Class QM, IF, 12.643%, 06/25/33	891
468	Series 2004-10, Class SC, HB, IF, 25.487%, 02/25/34	538

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	43

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
2,733	Series 2004-17, Class H, 5.500%, 04/25/34	3,019
98	Series 2004-21, Class AE, 4.000%, 04/25/19	100
888	Series 2004-25, Class SA, IF, 17.385%, 04/25/34	1,225
1,477	Series 2004-28, Class PF, VAR, 1.178%, 03/25/34	1,477
3,319	Series 2004-36, Class FA, VAR, 1.178%, 05/25/34	3,317
313	Series 2004-36, Class PC, 5.500%, 02/25/34	325
1,419	Series 2004-36, Class SA, IF, 17.385%, 05/25/34	2,069
247	Series 2004-36, Class SN, IF, 12.643%, 07/25/33	268
1,610	Series 2004-46, Class EP, PO, 03/25/34	1,472
314	Series 2004-46, Class QB, HB, IF, 20.887%, 05/25/34	476
236	Series 2004-46, Class SK, IF, 14.360%, 05/25/34	289
5,771	Series 2004-50, Class VZ, 5.500%, 07/25/34	6,326
214	Series 2004-51, Class SY, IF, 12.683%, 07/25/34	275
204	Series 2004-53, Class NC, 5.500%, 07/25/24	218
159	Series 2004-59, Class BG, PO, 12/25/32	143
3,759	Series 2004-61, Class FH, VAR, 1.578%, 11/25/32	3,852
91	Series 2004-61, Class SH, HB, IF, 20.876%, 11/25/32	124
246	Series 2004-61, Class SK, IF, 8.500%, 11/25/32	287
1,872	Series 2004-65, Class EY, 5.500%, 08/25/24	2,040
217	Series 2004-74, Class SW, IF, 13.939%, 11/25/31	299
577	Series 2004-79, Class S, IF, 17.660%, 08/25/32	643
254	Series 2004-79, Class SP, IF, 17.660%, 11/25/34	303
108	Series 2004-81, Class AC, 4.000%, 11/25/19	109
2,983	Series 2004-81, Class JG, 5.000%, 11/25/24	3,215
1,829	Series 2004-87, Class F, VAR, 1.528%, 01/25/34	1,869
1,549	Series 2005-25, Class PF, VAR, 1.128%, 04/25/35	1,545

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

136	Series 2005-42, Class PS, IF, 15.054%, 05/25/35	164
14	Series 2005-52, Class PA, 6.500%, 06/25/35	15
1,115	Series 2005-56, Class S, IF, IO, 5.932%, 07/25/35	196
505	Series 2005-56, Class TP, IF, 15.815%, 08/25/33	635
136	Series 2005-57, Class CD, HB, IF, 22.206%, 01/25/35	164
6	Series 2005-57, Class DC, IF, 19.245%, 12/25/34	6
477	Series 2005-59, Class SU, HB, IF, 21.608%, 06/25/35	687
397	Series 2005-66, Class SG, IF, 15.429%, 07/25/35	538
1,723	Series 2005-67, Class EY, 5.500%, 08/25/25	1,895
1,584	Series 2005-68, Class PG, 5.500%, 08/25/35	1,757
448	Series 2005-68, Class UC, 5.000%, 06/25/35	466
735	Series 2005-72, Class SB, IF, 14.929%, 08/25/35	949
570	Series 2005-73, Class PS, IF, 14.754%, 08/25/35	740
9,032	Series 2005-73, Class ZB, 5.500%, 08/25/35	9,340
418	Series 2005-74, Class CP, HB, IF, 21.896%, 05/25/35	559
1,821	Series 2005-74, Class CS, IF, 17.880%, 05/25/35	2,396
1,252	Series 2005-74, Class SK, IF, 17.990%, 05/25/35	1,651
185	Series 2005-75, Class SV, HB, IF, 21.087%, 09/25/35	267
1,573	Series 2005-84, Class XM, 5.750%, 10/25/35	1,746
663	Series 2005-90, Class ES, IF, 14.929%, 10/25/35	832
245	Series 2005-90, Class PO, PO, 09/25/35	231
1,065	Series 2005-93, Class MF, VAR, 1.028%, 08/25/34	1,064
3,209	Series 2005-106, Class US, HB, IF, 21.713%, 11/25/35	4,821
311	Series 2005-109, Class PC, 6.000%, 12/25/35	344
5,075	Series 2005-110, Class GL, 5.500%, 12/25/35	5,761
1,219	Series 2005-121, Class DX, 5.500%, 01/25/26	1,310

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
3,615	Series 2006-8, Class JZ, 5.500%, 03/25/36	4,060
9,039	Series 2006-8, Class WN, IF, IO, 5.922%, 03/25/36	1,806
2,465	Series 2006-8, Class WQ, PO, 03/25/36	2,160
213	Series 2006-11, Class PS, HB, IF, 21.713%, 03/25/36	312
3,443	Series 2006-12, Class BZ, 5.500%, 03/25/36	3,862
150	Series 2006-15, Class OT, PO, 01/25/36	146
1,207	Series 2006-16, Class HZ, 5.500%, 03/25/36	1,288
280	Series 2006-16, Class OA, PO, 03/25/36	251
848	Series 2006-22, Class AO, PO, 04/25/36	753
1,575	Series 2006-23, Class FK, VAR, 1.028%, 04/25/36	1,561
411	Series 2006-23, Class KO, PO, 04/25/36	376
923	Series 2006-27, Class OH, PO, 04/25/36	852
276	Series 2006-33, Class LS, HB, IF, 26.648%, 05/25/36	465
581	Series 2006-39, Class WC, 5.500%, 01/25/36	631
678	Series 2006-43, Class DO, PO, 06/25/36	626
227	Series 2006-43, Class PO, PO, 06/25/36	207
472	Series 2006-44, Class GO, PO, 06/25/36	427
1,240	Series 2006-44, Class P, PO, 12/25/33	1,127
534	Series 2006-46, Class FW, VAR, 1.178%, 06/25/36	534
86	Series 2006-46, Class SW, HB, IF, 21.345%, 06/25/36	114
828	Series 2006-46, Class UC, 5.500%, 12/25/35	887
1,554	Series 2006-50, Class JO, PO, 06/25/36	1,421
1,995	Series 2006-50, Class PS, PO, 06/25/36	1,809
1,981	Series 2006-53, Class US, IF, IO, 5.802%, 06/25/36	309
4,427	Series 2006-56, Class FC, VAR, 1.068%, 07/25/36	4,408
144	Series 2006-58, Class AP, PO, 07/25/36	132
468	Series 2006-58, Class FL, VAR, 1.238%, 07/25/36	464
782	Series 2006-58, Class IG, IF, IO, 5.742%, 07/25/36	143
290	Series 2006-58, Class PO, PO, 07/25/36	265
184	Series 2006-59, Class QO, PO, 01/25/33	181
259	Series 2006-60, Class AK, HB, IF, 25.687%, 07/25/36	446
941	Series 2006-60, Class DO, PO, 04/25/35	915

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

208	Series 2006-62, Class PS, HB, IF, 35.230%, 07/25/36	374
3,113	Series 2006-63, Class ZH, 6.500%, 07/25/36	3,622
540	Series 2006-65, Class QO, PO, 07/25/36	476
6,473	Series 2006-71, Class ZL, 6.000%, 07/25/36	7,263
979	Series 2006-72, Class GO, PO, 08/25/36	889
193	Series 2006-72, Class TO, PO, 08/25/36	178
2,307	Series 2006-77, Class PC, 6.500%, 08/25/36	2,614
474	Series 2006-78, Class BZ, 6.500%, 08/25/36	530
1,701	Series 2006-79, Class DF, VAR, 1.128%, 08/25/36	1,696
403	Series 2006-79, Class DO, PO, 08/25/36	364
525	Series 2006-79, Class OP, PO, 08/25/36	485
322	Series 2006-85, Class MZ, 6.500%, 09/25/36	359
532	Series 2006-86, Class OB, PO, 09/25/36	488
529	Series 2006-90, Class AO, PO, 09/25/36	485
239	Series 2006-94, Class GK, HB, IF, 29.358%, 10/25/26	369
335	Series 2006-95, Class SG, HB, IF, 23.087%, 10/25/36	486
142	Series 2006-109, Class PO, PO, 11/25/36	127
853	Series 2006-110, Class PO, PO, 11/25/36	777
370	Series 2006-111, Class EO, PO, 11/25/36	330
419	Series 2006-113, Class PO, PO, 07/25/36	405
100	Series 2006-115, Class ES, HB, IF, 23.447%, 12/25/36	151
447	Series 2006-115, Class OK, PO, 12/25/36	395
2,210	Series 2006-117, Class GS, IF, IO, 5.872%, 12/25/36	338
1,251	Series 2006-118, Class A1, VAR, 0.838%, 12/25/36	1,229
4,875	Series 2006-118, Class A2, VAR, 0.838%, 12/25/36	4,771
179	Series 2006-119, Class PO, PO, 12/25/36	163
669	Series 2006-128, Class BP, 5.500%, 01/25/37	710
425	Series 2006-128, Class PO, PO, 01/25/37	378
1,377	Series 2006-130, Class GI, IO, 6.500%, 07/25/32	225
73	Series 2007-1, Class SD, HB, IF, 34.330%, 02/25/37	167
810	Series 2007-7, Class SG, IF, IO, 5.722%, 08/25/36	225

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	45

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
1,634	Series 2007-10, Class FD, VAR, 1.028%, 02/25/37	1,628
3,546	Series 2007-14, Class ES, IF, IO, 5.662%, 03/25/37	597
386	Series 2007-14, Class OP, PO, 03/25/37	347
344	Series 2007-15, Class NO, PO, 03/25/22	333
1,148	Series 2007-16, Class FC, VAR, 1.528%, 03/25/37	1,164
1,352	Series 2007-18, Class MZ, 6.000%, 03/25/37	1,471
161	Series 2007-22, Class SC, IF, IO, 5.302%, 03/25/37	21
1,264	Series 2007-28, Class EO, PO, 04/25/37	1,164
749	Series 2007-29, Class SG, HB, IF, 20.072%, 04/25/37	1,074
1,255	Series 2007-35, Class SI, IF, IO, 5.322%, 04/25/37	115
249	Series 2007-42, Class AO, PO, 05/25/37	230
3,528	Series 2007-42, Class B, 6.000%, 05/25/37	3,925
695	Series 2007-43, Class FL, VAR, 1.078%, 05/25/37	692
2,750	Series 2007-53, Class SH, IF, IO, 5.322%, 06/25/37	433
4,292	Series 2007-54, Class FA, VAR, 1.178%, 06/25/37	4,289
921	Series 2007-54, Class WI, IF, IO, 5.322%, 06/25/37	143
9,353	Series 2007-60, Class AX, IF, IO, 6.372%, 07/25/37	1,864
530	Series 2007-62, Class SE, IF, 14.554%, 07/25/37	669
803	Series 2007-64, Class FB, VAR, 1.148%, 07/25/37	805
2,830	Series 2007-65, Class KI, IF, IO, 5.842%, 07/25/37	392
899	Series 2007-67, Class PO, PO, 07/25/37	820
2,189	Series 2007-70, Class Z, 5.500%, 07/25/37	2,454
5,590	Series 2007-72, Class EK, IF, IO, 5.622%, 07/25/37	916
1,138	Series 2007-76, Class AZ, 5.500%, 08/25/37	1,227
1,415	Series 2007-76, Class ZG, 6.000%, 08/25/37	1,557
989	Series 2007-77, Class FG, VAR, 1.278%, 03/25/37	992
337	Series 2007-78, Class CB, 6.000%, 08/25/37	375

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

1,651	Series 2007-78, Class PE, 6.000%, 08/25/37	1,826
771	Series 2007-79, Class SB, HB, IF, 21.163%, 08/25/37	1,107
1,993	Series 2007-81, Class GE, 6.000%, 08/25/37	2,156
204	Series 2007-85, Class SL, IF, 14.204%, 09/25/37	263
2,843	Series 2007-88, Class VI, IF, IO, 5.762%, 09/25/37	488
3,138	Series 2007-91, Class ES, IF, IO, 5.682%, 10/25/37	381
426	Series 2007-92, Class YA, 6.500%, 06/25/37	473
710	Series 2007-92, Class YS, IF, IO, 5.002%, 06/25/37	78
502	Series 2007-97, Class FC, VAR, 1.278%, 07/25/37	504
2,088	Series 2007-97, Class KI, IO, 7.000%, 05/25/33	263
328	Series 2007-98, Class FB, VAR, 1.228%, 06/25/37	340
2,958	Series 2007-100, Class SM, IF, IO, 5.672%, 10/25/37	500
9,488	Series 2007-101, Class A2, VAR, 1.028%, 06/27/36	9,247
1,090	Series 2007-106, Class A7, VAR, 6.179%, 10/25/37	1,210
157	Series 2007-108, Class SA, IF, IO, 5.582%, 12/25/37	17
3,772	Series 2007-109, Class AI, IF, IO, 5.622%, 12/25/37	520
2,556	Series 2007-112, Class MJ, 6.500%, 12/25/37	2,936
2,928	Series 2007-112, Class SA, IF, IO, 5.672%, 12/25/37	533
1,405	Series 2007-114, Class A6, VAR, 0.978%, 10/27/37	1,404
7,923	Series 2007-116, Class HI, IO, VAR, 1.545%, 01/25/38	454
3,268	Series 2008-1, Class BI, IF, IO, 5.132%, 02/25/38	488
5,555	Series 2008-4, Class SD, IF, IO, 5.222%, 02/25/38	896
779	Series 2008-10, Class XI, IF, IO, 5.452%, 03/25/38	102
865	Series 2008-16, Class IS, IF, IO, 5.422%, 03/25/38	123
688	Series 2008-18, Class FA, VAR, 1.678%, 03/25/38	700

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
350	Series 2008-18, Class SP, IF, 12.443%, 03/25/38	418
1,361	Series 2008-20, Class SA, IF, IO, 6.212%, 03/25/38	231
1,152	Series 2008-27, Class SN, IF, IO, 6.122%, 04/25/38	173
431	Series 2008-28, Class QS, IF, 18.365%, 04/25/38	575
769	Series 2008-32, Class SA, IF, IO, 6.072%, 04/25/38	99
314	Series 2008-42, Class AO, PO, 09/25/36	294
31	Series 2008-44, Class PO, PO, 05/25/38	29
3,294	Series 2008-46, Class HI, IO, VAR, 1.844%, 06/25/38	202
567	Series 2008-47, Class SI, IF, IO, 5.722%, 06/25/23	42
792	Series 2008-53, Class CI, IF, IO, 6.422%, 07/25/38	124
3,708	Series 2008-55, Class S, IF, IO, 6.822%, 07/25/28	560
683	Series 2008-56, Class AC, 5.000%, 07/25/38	739
762	Series 2008-60, Class JC, 5.000%, 07/25/38	833
1,362	Series 2008-61, Class BH, 4.500%, 07/25/23	1,448
338	Series 2008-76, Class GF, VAR, 1.428%, 09/25/23	338
2,864	Series 2008-80, Class SA, IF, IO, 5.072%, 09/25/38	368
1,526	Series 2008-81, Class SB, IF, IO, 5.072%, 09/25/38	214
141	Series 2009-4, Class BD, 4.500%, 02/25/39	148
1,966	Series 2009-6, Class GS, IF, IO, 5.772%, 02/25/39	386
787	Series 2009-9, Class IO, IO, 5.000%, 02/25/24	44
3,302	Series 2009-11, Class NB, 5.000%, 03/25/29	3,573
467	Series 2009-15, Class MI, IO, 5.000%, 03/25/24	15
1,440	Series 2009-17, Class QS, IF, IO, 5.872%, 03/25/39	224
301	Series 2009-18, Class IO, IO, 5.000%, 03/25/24	14
2,525	Series 2009-19, Class PW, 4.500%, 10/25/36	2,712
83	Series 2009-47, Class MT, 7.000%, 07/25/39	91

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

1,284	Series 2009-52, Class PI, IO, 5.000%, 07/25/39	221
4,833	Series 2009-59, Class HB, 5.000%, 08/25/39	5,323
5,679	Series 2009-60, Class HT, 6.000%, 08/25/39	6,415
101	Series 2009-63, Class P, 5.000%, 03/25/37	109
3,692	Series 2009-65, Class MT, 5.000%, 09/25/39	3,959
2,398	Series 2009-69, Class WA, VAR, 6.033%, 09/25/39	2,733
1,316	Series 2009-70, Class CO, PO, 01/25/37	1,140
1,208	Series 2009-84, Class WS, IF, IO, 5.122%, 10/25/39	150
2,964	Series 2009-86, Class IP, IO, 5.500%, 10/25/39	527
7,897	Series 2009-86, Class OT, PO, 10/25/37	6,995
1,252	Series 2009-99, Class SC, IF, IO, 5.402%, 12/25/39	166
3,690	Series 2009-99, Class WA, VAR, 6.300%, 12/25/39	4,189
5,727	Series 2009-103, Class MB, VAR, 2.994%, 12/25/39	6,104
2,206	Series 2009-112, Class ST, IF, IO, 5.472%, 01/25/40	353
704	Series 2009-113, Class AO, PO, 01/25/40	639
952	Series 2010-1, Class WA, VAR, 6.196%, 02/25/40	1,090
1,492	Series 2010-14, Class FJ, VAR, 1.378%, 03/25/40	1,511
3,072	Series 2010-16, Class WA, VAR, 6.443%, 03/25/40	3,550
2,804	Series 2010-16, Class WB, VAR, 6.230%, 03/25/40	3,208
1,954	Series 2010-35, Class SB, IF, IO, 5.642%, 04/25/40	243
2,080	Series 2010-35, Class SJ, IF, 15.072%, 04/25/40	2,871
348	Series 2010-39, Class OT, PO, 10/25/35	316
1,293	Series 2010-40, Class FJ, VAR, 1.378%, 04/25/40	1,302
1,063	Series 2010-42, Class S, IF, IO, 5.622%, 05/25/40	165
1,321	Series 2010-43, Class FD, VAR, 1.378%, 05/25/40	1,333
334	Series 2010-45, Class BD, 4.500%, 11/25/38	342
4,635	Series 2010-49, Class SC, IF, 11.103%, 03/25/40	5,494

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	47

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
8,753	Series 2010-58, Class MB, 5.500%, 06/25/40	9,369
1,150	Series 2010-63, Class AP, PO, 06/25/40	1,010
11,084	Series 2010-64, Class DM, 5.000%, 06/25/40	12,064
5,489	Series 2010-71, Class HJ, 5.500%, 07/25/40	6,139
1,794	Series 2010-102, Class PN, 5.000%, 09/25/40	2,022
1,410	Series 2010-103, Class SB, IF, IO, 5.322%, 11/25/49	186
4,292	Series 2010-111, Class AE, 5.500%, 04/25/38	4,371
17,488	Series 2010-111, Class AM, 5.500%, 10/25/40	19,751
10,896	Series 2010-125, Class SA, IF, IO, 3.662%, 11/25/40	907
9,268	Series 2010-147, Class SA, IF, IO, 5.752%, 01/25/41	1,948
1,888	Series 2010-148, Class MA, 4.000%, 02/25/39	1,932
1,739	Series 2011-2, Class WA, VAR, 5.816%, 02/25/51	1,898
351	Series 2011-17, Class EF, VAR, 1.078%, 07/25/25	351
4,125	Series 2011-19, Class ZY, 6.500%, 07/25/36	4,757
834	Series 2011-22, Class MA, 6.500%, 04/25/38	900
19,953	Series 2011-30, Class LS, IO, VAR, 1.794%, 04/25/41	1,325
9,416	Series 2011-31, Class DB, 3.500%, 04/25/31	9,910
5,368	Series 2011-39, Class ZA, 6.000%, 11/25/32	6,069
4,025	Series 2011-47, Class ZA, 5.500%, 07/25/38	4,404
631	Series 2011-58, Class WA, VAR, 5.450%, 07/25/51	696
3,176	Series 2011-75, Class FA, VAR, 1.328%, 08/25/41	3,213
2,874	Series 2011-101, Class FM, VAR, 1.328%, 01/25/41	2,886
1,416	Series 2011-111, Class DF, VAR, 1.178%, 12/25/38	1,420
17,373	Series 2011-118, Class LB, 7.000%, 11/25/41	20,388
22,908	Series 2011-118, Class MT, 7.000%, 11/25/41	26,883

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE($)

19,447		Series 2011-118, Class NT, 7.000%, 11/25/41	22,891
1,013		Series 2011-149, Class EF, VAR, 1.278%, 07/25/41	1,015
3,628		Series 2011-149, Class MF, VAR, 1.278%, 11/25/41	3,626
3,334		Series 2012-14, Class FB, VAR, 1.228%, 08/25/37	3,346
34,673		Series 2012-47, Class HF, VAR, 1.178%, 05/25/27	34,647
5,303		Series 2012-87, Class KF, VAR, 1.228%, 09/25/37	5,334
3,916		Series 2012-89, Class FD, VAR, 1.228%, 04/25/39	3,942
10,018		Series 2012-97, Class FB, VAR, 1.278%, 09/25/42	9,862
4,444		Series 2012-99, Class FA, VAR, 1.228%, 09/25/42	4,445
2,694		Series 2012-101, Class FC, VAR, 1.278%, 09/25/42	2,686
8,794		Series 2012-108, Class F, VAR, 1.278%, 10/25/42	8,732
5,411		Series 2013-4, Class AJ, 3.500%, 02/25/43	5,594
6,000		Series 2013-81, Class TA, 3.000%, 02/25/43	5,775
15,610		Series 2013-92, Class PO, PO, 09/25/43	12,231
7,887		Series 2013-100, Class WB, 3.000%, 10/25/33	7,753
11,997		Series 2013-101, Class DO, PO, 10/25/43	9,583
25,753		Series 2013-128, Class PO, PO, 12/25/43	20,621
10,922		Series 2013-135, Class PO, PO, 01/25/44	9,035
3		Series G-14, Class L, 8.500%, 06/25/21	4
—	(h)	Series G-17, Class S, HB, VAR, 1,000.898%, 06/25/21	1
15		Series G-18, Class Z, 8.750%, 06/25/21	16
8		Series G-28, Class S, IF, 14.322%, 09/25/21	9
28		Series G-35, Class M, 8.750%, 10/25/21	30
4		Series G-51, Class SA, HB, IF, 23.616%, 12/25/21	5
—	(h)	Series G92-27, Class SQ, HB, IF, 1,067.830%, 05/25/22	3
143		Series G92-35, Class E, 7.500%, 07/25/22	158
—	(h)	Series G92-35, Class G, HB, 1,184.775%, 07/25/22	1
13		Series G92-42, Class Z, 7.000%, 07/25/22	14
13		Series G92-44, Class ZQ, 8.000%, 07/25/22	13

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
2		Series G92-45, Class Z, 6.000%, 08/25/22	2
13		Series G92-52, Class FD, VAR, 0.799%, 09/25/22	13
127		Series G92-54, Class ZQ, 7.500%, 09/25/22	136
11		Series G92-59, Class F, VAR, 1.299%, 10/25/22	11
27		Series G92-61, Class Z, 7.000%, 10/25/22	30
20		Series G92-62, Class B, PO, 10/25/22	19
94		Series G93-1, Class KA, 7.900%, 01/25/23	106
38		Series G93-5, Class Z, 6.500%, 02/25/23	41
28		Series G93-14, Class J, 6.500%, 03/25/23	31
65		Series G93-17, Class SI, IF, 6.000%, 04/25/23	72
57		Series G93-27, Class FD, VAR, 1.658%, 08/25/23	58
14		Series G93-37, Class H, PO, 09/25/23	13
67		Series G95-1, Class C, 8.800%, 01/25/25	78
		FNMA REMIC Trust,
1,270		Series 2003-W1, Class 1A1, VAR, 5.567%, 12/25/42	1,388
334		Series 2003-W1, Class 2A, VAR, 6.187%, 12/25/42	374
192		Series 2003-W4, Class 2A, VAR, 6.191%, 10/25/42	227
6,098		Series 2004-W10, Class A6, 5.750%, 08/25/34	6,883
1,064		Series 2004-W11, Class 1A1, 6.000%, 05/25/44	1,213
1,788		Series 2005-W1, Class 1A2, 6.500%, 10/25/44	2,055
1,699		Series 2006-W3, Class 2A, 6.000%, 09/25/46	1,929
530		Series 2007-W3, Class 1A3, 6.750%, 04/25/37	607
453		Series 2007-W5, Class PO, PO, 06/25/37	406
343		Series 2007-W7, Class 1A4, HB, IF, 34.510%, 07/25/37	494
240		Series 2007-W10, Class 2A, VAR, 6.355%, 08/25/47	267
8,609		Series 2009-W1, Class A, 6.000%, 12/25/49	9,743
		FNMA STRIPS,
—	(h)	Series 23, Class 2, IO, 10.000%, 09/25/17	—	(h)
—	(h)	Series 50, Class 2, IO, 10.500%, 03/25/19	—	(h)
12		Series 218, Class 2, IO, 7.500%, 04/25/23	2
10		Series 265, Class 2, 9.000%, 03/25/24	11
930		Series 300, Class 1, PO, 09/25/24	864
133		Series 329, Class 1, PO, 01/25/33	118

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

118	Series 339, Class 18, IO, 4.500%, 07/25/18	3
168	Series 339, Class 21, IO, 4.500%, 08/25/18	3
68	Series 339, Class 28, IO, 5.500%, 08/25/18	1
172	Series 345, Class 6, IO, VAR, 5.000%, 12/25/33	33
694	Series 365, Class 8, IO, 5.500%, 05/25/36	153
38	Series 368, Class 3, IO, 4.500%, 11/25/20	1
461	Series 374, Class 5, IO, 5.500%, 08/25/36	106
479	Series 383, Class 33, IO, 6.000%, 01/25/38	93
191	Series 393, Class 6, IO, 5.500%, 04/25/37	35
24,408	Series 411, Class F1, VAR, 1.328%, 08/25/42	24,435
8,977	Series 412, Class F2, VAR, 1.278%, 08/25/42	8,959
	FNMA Trust,
1,188	Series 2003-W2, Class 1A1, 6.500%, 07/25/42	1,379
686	Series 2003-W2, Class 2A9, 5.900%, 07/25/42	765
4,526	Series 2003-W6, Class 2A4, 5.204%, 09/25/42	5,095
1,939	Series 2003-W6, Class 3A, 6.500%, 09/25/42	2,235
2,390	Series 2003-W8, Class 2A, 7.000%, 10/25/42	2,803
436	Series 2003-W8, Class 3F1, VAR, 1.178%, 05/25/42	430
3,104	Series 2004-W1, Class 2A2, 7.000%, 12/25/33	3,640
706	Series 2004-W2, Class 2A2, 7.000%, 02/25/44	825
698	Series 2004-W8, Class 3A, 7.500%, 06/25/44	821
1,949	Series 2004-W15, Class 2AF, VAR, 1.028%, 08/25/44	1,934
15,749	Series 2005-W3, Class 2AF, VAR, 0.998%, 03/25/45	15,284
870	Series 2005-W4, Class 1A1, 6.000%, 08/25/45	987
7,456	Series 2006-W2, Class 1AF1, VAR, 0.998%, 02/25/46	7,450
2,205	Series 2006-W2, Class 2A, VAR, 2.658%, 11/25/45	2,349
14,239	FNMA, Whole Loan, Series 2007-W1, Class 1AF1, VAR, 1.038%, 11/25/46	14,265

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	49

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	FREMF Mortgage Trust,
5,000	Series 2015-K47, Class B, VAR, 3.601%, 06/25/48 (e)	4,902
8,451	Series 2016-K56, Class B, VAR, 3.936%, 06/25/49 (e)	8,072
11,070	Series 2016-K722, Class B, VAR, 3.835%, 07/25/49 (e)	11,215
	GMACM Mortgage Loan Trust,
3,543	Series 2003-AR1, Class A4, VAR, 3.625%, 10/19/33	3,502
2,572	Series 2003-AR2, Class 2A4, VAR, 3.660%, 12/19/33	2,537
100	Series 2003-J8, Class A, 5.250%, 12/25/33	101
1,429	Series 2004-J5, Class A7, 6.500%, 01/25/35	1,475
2,187	Series 2005-AR3, Class 3A4, VAR, 3.404%, 06/19/35	2,152
	GNMA,
1,427	Series 1994-7, Class PQ, 6.500%, 10/16/24	1,558
1,343	Series 1999-4, Class ZB, 6.000%, 02/20/29	1,498
137	Series 1999-30, Class S, IF, IO, 7.830%, 08/16/29	29
147	Series 2000-9, Class Z, 8.000%, 06/20/30	173
1,604	Series 2000-9, Class ZJ, 8.500%, 02/16/30	1,874
1,448	Series 2000-21, Class Z, 9.000%, 03/16/30	1,685
232	Series 2000-31, Class Z, 9.000%, 10/20/30	277
144	Series 2000-35, Class ZA, 9.000%, 11/20/30	174
13	Series 2000-36, Class IK, IO, 9.000%, 11/16/30	2
64	Series 2001-6, Class SD, IF, IO, 7.780%, 03/16/31	19
690	Series 2001-22, Class PS, IF, 19.000%, 03/17/31	1,064
182	Series 2001-35, Class SA, IF, IO, 7.480%, 08/16/31	53
166	Series 2001-36, Class S, IF, IO, 7.280%, 08/16/31	49
682	Series 2002-24, Class AG, IF, IO, 7.180%, 04/16/32	129
62	Series 2002-24, Class SB, IF, 10.770%, 04/16/32	75
78	Series 2002-31, Class S, IF, IO, 7.930%, 01/16/31	18

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

1,323	Series 2002-31, Class SE, IF, IO, 6.730%, 04/16/30	205
661	Series 2002-40, Class UK, 6.500%, 06/20/32	765
23	Series 2002-41, Class SV, IF, 9.000%, 06/16/32	28
2,525	Series 2002-45, Class QE, 6.500%, 06/20/32	2,886
766	Series 2002-47, Class PG, 6.500%, 07/16/32	884
266	Series 2002-47, Class PY, 6.000%, 07/20/32	295
1,277	Series 2002-47, Class ZA, 6.500%, 07/20/32	1,485
875	Series 2002-52, Class GH, 6.500%, 07/20/32	1,023
55	Series 2002-70, Class PS, IF, IO, 6.919%, 08/20/32	1
1,265	Series 2002-75, Class PB, 6.000%, 11/20/32	1,442
659	Series 2003-11, Class SK, IF, IO, 6.930%, 02/16/33	103
298	Series 2003-12, Class SP, IF, IO, 6.919%, 02/20/33	71
105	Series 2003-24, Class PO, PO, 03/16/33	95
2,973	Series 2003-25, Class PZ, 5.500%, 04/20/33	3,360
2,583	Series 2003-40, Class TJ, 6.500%, 03/20/33	2,922
1,004	Series 2003-46, Class MG, 6.500%, 05/20/33	1,153
758	Series 2003-46, Class TC, 6.500%, 03/20/33	853
511	Series 2003-52, Class AP, PO, 06/16/33	429
1,370	Series 2003-58, Class BE, 6.500%, 01/20/33	1,550
1,711	Series 2003-75, Class ZX, 6.000%, 09/16/33	1,939
83	Series 2003-90, Class PO, PO, 10/20/33	74
1,164	Series 2003-97, Class SA, IF, IO, 5.780%, 11/16/33	162
1,020	Series 2003-112, Class SA, IF, IO, 5.780%, 12/16/33	186
186	Series 2003-114, Class SH, IF, 13.292%, 11/17/32	219
496	Series 2004-28, Class S, IF, 17.545%, 04/16/34	709
930	Series 2004-46, Class PO, PO, 06/20/34	849
3,355	Series 2004-49, Class Z, 6.000%, 06/20/34	3,789

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
422	Series 2004-71, Class SB, HB, IF, 25.631%, 09/20/34	671
422	Series 2004-71, Class ST, IF, 7.000%, 09/20/34	461
491	Series 2004-73, Class AE, IF, 13.267%, 08/17/34	571
3,404	Series 2004-73, Class JL, IF, IO, 5.780%, 09/16/34	572
96	Series 2004-83, Class AP, IF, 12.593%, 10/16/34	112
128	Series 2004-87, Class SB, IF, 6.782%, 03/17/33	133
335	Series 2004-89, Class LS, HB, IF, 21.560%, 10/16/34	484
5,295	Series 2004-90, Class SI, IF, IO, 5.319%, 10/20/34	722
2,685	Series 2004-96, Class SC, IF, IO, 5.299%, 11/20/34	375
3,703	Series 2005-3, Class SK, IF, IO, 5.969%, 01/20/35	572
103	Series 2005-7, Class JM, IF, 15.026%, 05/18/34	124
736	Series 2005-35, Class FL, VAR, 1.131%, 03/20/32	736
143	Series 2005-44, Class SP, IF, 10.639%, 10/20/34	156
387	Series 2005-56, Class IC, IO, 5.500%, 07/20/35	83
27	Series 2005-65, Class SA, HB, IF, 19.775%, 08/20/35	33
191	Series 2005-66, Class SP, IF, 18.267%, 08/16/35	267
1,637	Series 2005-68, Class DP, IF, 14.578%, 06/17/35	2,027
7,680	Series 2005-68, Class KI, IF, IO, 5.519%, 09/20/35	1,260
2,493	Series 2005-72, Class AZ, 5.500%, 09/20/35	2,749
445	Series 2005-82, Class PO, PO, 10/20/35	389
721	Series 2005-91, Class PI, IO, 6.000%, 12/20/35	138
623	Series 2006-16, Class OP, PO, 03/20/36	570
556	Series 2006-20, Class QA, 5.750%, 02/20/36	597
871	Series 2006-22, Class AO, PO, 05/20/36	796
3,535	Series 2006-33, Class Z, 6.500%, 07/20/36	4,133
125	Series 2006-34, Class PO, PO, 07/20/36	113
133	Series 2006-38, Class SW, IF, IO, 5.719%, 06/20/36	13

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

4,724	Series 2006-38, Class ZK, 6.500%, 08/20/36	5,473
2,191	Series 2006-57, Class PZ, 5.565%, 10/20/36	2,411
1,140	Series 2006-59, Class SD, IF, IO, 5.919%, 10/20/36	165
1,868	Series 2006-65, Class SA, IF, IO, 6.019%, 11/20/36	346
1,892	Series 2007-9, Class CI, IF, IO, 5.419%, 03/20/37	305
3,012	Series 2007-17, Class JI, IF, IO, 6.040%, 04/16/37	547
1,168	Series 2007-17, Class JO, PO, 04/16/37	994
1,150	Series 2007-19, Class SD, IF, IO, 5.419%, 04/20/37	167
705	Series 2007-25, Class FN, VAR, 1.070%, 05/16/37	702
2,315	Series 2007-26, Class SC, IF, IO, 5.419%, 05/20/37	431
2,057	Series 2007-27, Class SD, IF, IO, 5.419%, 05/20/37	324
187	Series 2007-28, Class BO, PO, 05/20/37	161
3,104	Series 2007-35, Class PO, PO, 06/16/37	2,864
433	Series 2007-36, Class HO, PO, 06/16/37	393
1,855	Series 2007-36, Class SE, IF, IO, 5.700%, 06/16/37	320
1,834	Series 2007-36, Class SJ, IF, IO, 5.469%, 06/20/37	242
1,817	Series 2007-40, Class SD, IF, IO, 5.969%, 07/20/37	290
2,667	Series 2007-40, Class SN, IF, IO, 5.899%, 07/20/37	440
2,570	Series 2007-45, Class QA, IF, IO, 5.859%, 07/20/37	418
665	Series 2007-50, Class AI, IF, IO, 5.994%, 08/20/37	119
1,673	Series 2007-53, Class ES, IF, IO, 5.769%, 09/20/37	270
468	Series 2007-53, Class SW, IF, 17.863%, 09/20/37	628
2,483	Series 2007-57, Class PO, PO, 03/20/37	2,251
2,239	Series 2007-67, Class SI, IF, IO, 5.729%, 11/20/37	346
504	Series 2007-71, Class SB, IF, IO, 5.919%, 07/20/36	18
1,764	Series 2007-72, Class US, IF, IO, 5.769%, 11/20/37	291
2,001	Series 2007-73, Class MI, IF, IO, 5.219%, 11/20/37	331

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	51

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
1,841	Series 2007-74, Class SL, IF, IO, 5.770%, 11/16/37	268
3,847	Series 2007-76, Class SB, IF, IO, 5.719%, 11/20/37	638
2,807	Series 2007-79, Class SY, IF, IO, 5.769%, 12/20/37	475
133	Series 2008-1, Class PO, PO, 01/20/38	114
221	Series 2008-7, Class SK, IF, 17.608%, 11/20/37	317
312	Series 2008-7, Class SP, IF, 11.839%, 10/20/37	393
437	Series 2008-17, Class IO, IO, 5.500%, 02/20/38	77
428	Series 2008-20, Class PO, PO, 09/20/37	397
470	Series 2008-29, Class PO, PO, 02/17/33	446
3,032	Series 2008-32, Class PI, IO, 5.500%, 10/16/37	391
1,072	Series 2008-33, Class XS, IF, IO, 6.930%, 04/16/38	204
4,529	Series 2008-36, Class AY, 5.000%, 04/16/23	4,658
2,771	Series 2008-36, Class SH, IF, IO, 5.519%, 04/20/38	406
8,660	Series 2008-40, Class SA, IF, IO, 5.630%, 05/16/38	1,472
61	Series 2008-43, Class NA, 5.500%, 11/20/37	62
1,390	Series 2008-50, Class KB, 6.000%, 06/20/38	1,564
687	Series 2008-55, Class SA, IF, IO, 5.419%, 06/20/38	107
2,478	Series 2008-60, Class CS, IF, IO, 5.369%, 07/20/38	390
136	Series 2008-60, Class PO, PO, 01/20/38	134
2,747	Series 2008-69, Class QD, 5.750%, 07/20/38	2,936
893	Series 2008-71, Class SC, IF, IO, 5.219%, 08/20/38	133
2,904	Series 2008-76, Class US, IF, IO, 5.119%, 09/20/38	375
1,936	Series 2008-79, Class CS, IF, 6.019%, 06/20/35	2,123
5,990	Series 2008-81, Class S, IF, IO, 5.419%, 09/20/38	847
3,030	Series 2008-93, Class AS, IF, IO, 4.919%, 12/20/38	400
5,415	Series 2008-95, Class DS, IF, IO, 6.519%, 12/20/38	910
1,708	Series 2008-96, Class SL, IF, IO, 5.219%, 12/20/38	225

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

1,341	Series 2009-6, Class SA, IF, IO, 5.330%, 02/16/39	181
1,484	Series 2009-6, Class SH, IF, IO, 5.259%, 02/20/39	205
2,517	Series 2009-10, Class SA, IF, IO, 5.169%, 02/20/39	324
532	Series 2009-10, Class SL, IF, IO, 5.730%, 03/16/34	15
2,102	Series 2009-11, Class SC, IF, IO, 5.380%, 02/16/39	248
782	Series 2009-14, Class KI, IO, 6.500%, 03/20/39	186
1,709	Series 2009-14, Class NI, IO, 6.500%, 03/20/39	441
4,606	Series 2009-22, Class SA, IF, IO, 5.489%, 04/20/39	590
1,026	Series 2009-24, Class DS, IF, IO, 5.519%, 03/20/39	63
1,267	Series 2009-25, Class SE, IF, IO, 6.819%, 09/20/38	236
2,606	Series 2009-31, Class TS, IF, IO, 5.519%, 03/20/39	279
558	Series 2009-33, Class CI, IO, 5.500%, 05/20/39	104
740	Series 2009-33, Class TI, IO, 6.000%, 05/20/39	152
770	Series 2009-35, Class SN, IF, IO, 5.630%, 12/16/38	37
12,165	Series 2009-35, Class ZB, 5.500%, 05/16/39	14,065
3,453	Series 2009-42, Class SC, IF, IO, 5.299%, 06/20/39	493
2,383	Series 2009-43, Class SA, IF, IO, 5.169%, 06/20/39	380
4,075	Series 2009-64, Class SN, IF, IO, 5.330%, 07/16/39	488
804	Series 2009-65, Class IQ, IO, 6.000%, 12/20/38	95
3,680	Series 2009-72, Class SM, IF, IO, 5.480%, 08/16/39	594
2,753	Series 2009-75, Class MN, 5.500%, 09/20/39	3,337
3,657	Series 2009-79, Class OK, PO, 11/16/37	3,335
5,798	Series 2009-81, Class SB, IF, IO, 5.309%, 09/20/39	818
4,462	Series 2009-102, Class SM, IF, IO, 5.630%, 06/16/39	311
2,099	Series 2009-104, Class AB, 7.000%, 08/16/39	2,363

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
4,834	Series 2009-106, Class AS, IF, IO, 5.630%, 11/16/39	729
17,108	Series 2009-106, Class ST, IF, IO, 5.219%, 02/20/38	2,800
2,573	Series 2009-121, Class VA, 5.500%, 11/20/20	2,663
1,154	Series 2010-14, Class AO, PO, 12/20/32	1,096
702	Series 2010-14, Class BO, PO, 11/20/35	612
2,274	Series 2010-14, Class CO, PO, 08/20/35	2,040
2,110	Series 2010-14, Class QP, 6.000%, 12/20/39	2,177
1,970	Series 2010-41, Class WA, VAR, 5.821%, 10/20/33	2,220
989	Series 2010-103, Class WA, VAR, 5.724%, 08/20/34	1,105
1,322	Series 2010-129, Class AW, VAR, 6.105%, 04/20/37	1,473
6,478	Series 2010-130, Class CP, 7.000%, 10/16/40	7,500
8,636	Series 2010-157, Class OP, PO, 12/20/40	7,101
23,843	Series 2010-H17, Class XQ, VAR, 5.240%, 07/20/60	24,845
654	Series 2011-22, Class WA, VAR, 5.939%, 02/20/37	725
5,156	Series 2011-43, Class ZQ, 5.500%, 01/16/33	5,763
4,313	Series 2011-75, Class SM, IF, IO, 5.819%, 05/20/41	846
2,287	Series 2011-97, Class WA, VAR, 6.105%, 11/20/38	2,565
3,209	Series 2011-137, Class WA, VAR, 5.543%, 07/20/40	3,585
1,500	Series 2011-157, Class UY, 3.000%, 12/20/41	1,461
7,960	Series 2011-163, Class WA, VAR, 5.861%, 12/20/38	9,005
2,503	Series 2011-H05, Class FB, VAR, 1.272%, 12/20/60	2,494
3,168	Series 2011-H06, Class FA, VAR, 1.222%, 02/20/61	3,152
3,441	Series 2011-H19, Class FA, VAR, 1.117%, 08/20/61	3,425
3,808	Series 2012-59, Class WA, VAR, 5.574%, 08/20/38	4,327
4,597	Series 2012-141, Class WA, VAR, 4.529%, 11/16/41	4,985
3,442	Series 2012-141, Class WB, VAR, 3.954%, 09/16/42	3,648
5,036	Series 2012-141, Class WC, VAR, 3.716%, 01/20/42	5,235

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

10,846	Series 2012-H08, Class FB, VAR, 1.372%, 03/20/62	10,843
7,591	Series 2012-H08, Class FS, VAR, 1.472%, 04/20/62	7,621
63,581	Series 2012-H10, Class FA, VAR, 1.331%, 12/20/61	63,463
3,739	Series 2012-H15, Class FA, VAR, 1.222%, 05/20/62	3,741
2,436	Series 2012-H18, Class NA, VAR, 1.292%, 08/20/62	2,430
20,958	Series 2012-H21, Class CF, VAR, 1.472%, 05/20/61	20,975
24,804	Series 2012-H22, Class FD, VAR, 1.242%, 01/20/61	24,834
3,983	Series 2012-H24, Class FA, VAR, 1.222%, 03/20/60	3,984
7,273	Series 2012-H24, Class FD, VAR, 1.362%, 09/20/62	7,288
4,087	Series 2012-H24, Class FE, VAR, 1.372%, 10/20/62	4,071
11,153	Series 2012-H24, Class FG, VAR, 1.202%, 04/20/60	11,159
12,325	Series 2012-H26, Class JA, VAR, 1.322%, 10/20/61	12,341
16,119	Series 2012-H26, Class MA, VAR, 1.322%, 07/20/62	16,144
7,086	Series 2012-H27, Class FB, VAR, 1.272%, 10/20/62	7,096
27,479	Series 2012-H28, Class FA, VAR, 1.352%, 09/20/62	27,463
27,325	Series 2012-H29, Class FA, VAR, 1.287%, 10/20/62	27,243
2,647	Series 2012-H30, Class JA, VAR, 1.252%, 01/20/60	2,647
3,349	Series 2012-H30, Class PA, VAR, 1.222%, 11/20/59	3,349
25,005	Series 2012-H31, Class FD, VAR, 1.112%, 12/20/62	24,777
4,825	Series 2013-26, Class AK, VAR, 4.656%, 09/20/41	5,201
2,509	Series 2013-54, Class WA, VAR, 4.727%, 11/20/42	2,724
1,799	Series 2013-75, Class WA, VAR, 5.214%, 06/20/40	1,972
2,743	Series 2013-91, Class WA, VAR, 4.489%, 04/20/43	2,897
3,874	Series 2013-147, Class BE, 4.000%, 12/20/39	4,057
26,463	Series 2013-H01, Class FA, 1.650%, 01/20/63	26,320

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	53

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
11,739	Series 2013-H01, Class JA, VAR, 1.092%, 01/20/63	11,617
8,270	Series 2013-H01, Class TA, VAR, 1.272%, 01/20/63	8,276
905	Series 2013-H02, Class HF, VAR, 1.072%, 11/20/62	904
1,492	Series 2013-H03, Class FA, VAR, 1.072%, 08/20/60	1,491
35,596	Series 2013-H04, Class BA, 1.650%, 02/20/63	35,236
2,537	Series 2013-H04, Class SA, VAR, 1.192%, 02/20/63	2,515
3,349	Series 2013-H07, Class GA, VAR, 1.242%, 03/20/63	3,333
10,253	Series 2013-H07, Class HA, VAR, 1.182%, 03/20/63	10,179
8,841	Series 2013-H07, Class JA, 1.750%, 03/20/63	8,788
4,496	Series 2013-H07, Class MA, VAR, 1.322%, 04/20/62	4,502
14,388	Series 2013-H08, Class FC, VAR, 1.222%, 02/20/63	14,308
11,369	Series 2013-H09, Class HA, 1.650%, 04/20/63	11,218
3,136	Series 2013-H14, Class FC, VAR, 1.242%, 06/20/63	3,121
2,923	Series 2013-H14, Class FG, VAR, 1.242%, 05/20/63	2,909
7,094	Series 2014-6, Class W, VAR, 5.475%, 01/20/39	7,785
5,727	Series 2014-41, Class W, VAR, 4.618%, 10/20/42	6,141
5,030	Series 2014-188, Class W, VAR, 4.657%, 10/20/41	5,453
20,622	Series 2014-H01, Class FD, VAR, 1.422%, 01/20/64	20,655
14,487	Series 2014-H05, Class FA, VAR, 1.462%, 02/20/64	14,545
4,993	Series 2014-H06, Class HB, VAR, 1.422%, 03/20/64	5,000
14,799	Series 2014-H09, Class TA, VAR, 1.372%, 04/20/64	14,795
22,372	Series 2014-H10, Class TA, VAR, 1.372%, 04/20/64	22,369
24,926	Series 2014-H11, Class VA, VAR, 1.272%, 06/20/64	24,800
23,687	Series 2014-H15, Class FA, VAR, 1.272%, 07/20/64	23,569
17,885	Series 2014-H17, Class FC, VAR, 1.272%, 07/20/64	17,796

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

21,605	Series 2014-H19, Class FE, VAR, 1.242%, 09/20/64	21,471
9,548	Series 2014-H20, Class LF, VAR, 1.372%, 10/20/64	9,442
5,644	Series 2015-91, Class W, VAR, 5.242%, 05/20/40	6,232
7,339	Series 2015-137, Class WA, VAR, 5.476%, 01/20/38	8,207
12,419	Series 2015-H02, Class FB, VAR, 1.272%, 12/20/64	12,367
11,462	Series 2015-H03, Class FA, VAR, 1.272%, 12/20/64	11,420
38,351	Series 2015-H05, Class FC, VAR, 1.252%, 02/20/65	38,121
24,414	Series 2015-H06, Class FA, VAR, 1.252%, 02/20/65	24,293
17,613	Series 2015-H07, Class ES, VAR, 1.240%, 02/20/65	17,524
56,106	Series 2015-H08, Class FC, VAR, 1.127%, 03/20/65	55,774
44,958	Series 2015-H10, Class FC, VAR, 1.252%, 04/20/65	44,680
27,327	Series 2015-H12, Class FA, VAR, 1.252%, 05/20/65	27,166
12,359	Series 2015-H15, Class FD, VAR, 1.212%, 06/20/65	12,258
18,815	Series 2015-H15, Class FJ, VAR, 1.212%, 06/20/65	18,664
24,460	Series 2015-H16, Class FG, VAR, 1.212%, 07/20/65	24,273
29,444	Series 2015-H16, Class FL, VAR, 1.212%, 07/20/65	29,199
20,467	Series 2015-H18, Class FA, VAR, 1.222%, 06/20/65	20,337
20,990	Series 2015-H20, Class FA, VAR, 1.242%, 08/20/65	20,850
18,978	Series 2015-H23, Class FB, VAR, 1.292%, 09/20/65	18,872
5,994	Series 2015-H26, Class FG, VAR, 1.292%, 10/20/65	5,969
12,836	Series 2015-H32, Class FH, VAR, 1.432%, 12/20/65	12,875
59,624	Series 2016-H07, Class FA, VAR, 1.522%, 03/20/66	60,083
15,044	Series 2016-H07, Class FB, VAR, 1.522%, 03/20/66	15,160
27,843	Series 2016-H11, Class FD, VAR, 1.630%, 05/20/66	27,924
19,108	Series 2016-H26, Class FC, VAR, 1.772%, 12/20/66	19,306

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	GSMPS Mortgage Loan Trust,
631	Series 2004-4, Class 1AF, VAR, 1.178%, 06/25/34 (e)	563
1,157	Series 2005-RP2, Class 1AF, VAR, 1.128%, 03/25/35 (e)	1,023
7,077	Series 2005-RP3, Class 1AF, VAR, 1.128%, 09/25/35 (e)	6,070
5,217	Series 2005-RP3, Class 1AS, IO, VAR, 3.896%, 09/25/35 (e)	523
	GSR Mortgage Loan Trust,
408	Series 2003-3F, Class 4A3, 5.750%, 04/25/33	424
128	Series 2003-6F, Class A2, VAR, 1.178%, 09/25/32	121
1,034	Series 2004-13F, Class 3A3, 6.000%, 11/25/34	1,058
1,179	Series 2004-6F, Class 2A4, 5.500%, 05/25/34	1,213
690	Series 2004-6F, Class 3A4, 6.500%, 05/25/34	735
380	Series 2005-5F, Class 8A3, VAR, 1.278%, 06/25/35	361
1,982	Series 2005-7F, Class 3A9, 6.000%, 09/25/35	2,100
136	Series 2005-AR6, Class 3A1, VAR, 3.121%, 09/25/35	135
932	Series 2006-1F, Class 1A3, 5.500%, 02/25/36	870
4,161	Series 2006-1F, Class 2A4, 6.000%, 02/25/36	3,604
3,175	Series 2007-1F, Class 2A4, 5.500%, 01/25/37	3,159
5,854	Homeowner Assistance Program Reverse Mortgage Loan Trust, Series 2013-RM1, Class A, 4.000%, 05/26/53 (e)	5,810
1,208	Impac CMB Trust, Series 2005-4, Class 2A1, VAR, 1.378%, 05/25/35	1,159
	Impac Secured Assets CMN Owner Trust,
836	Series 2003-2, Class A1, 5.500%, 08/25/33	861
28	Series 2004-3, Class 1A4, VAR, 1.578%, 11/25/34	28
	Impac Secured Assets Trust,
4,434	Series 2006-1, Class 2A1, VAR, 1.128%, 05/25/36	4,004
3,448	Series 2006-2, Class 2A1, VAR, 1.128%, 08/25/36	3,404
	JP Morgan Mortgage Trust,
663	Series 2004-A3, Class 4A1, VAR, 3.211%, 07/25/34	681

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

754	Series 2004-A4, Class 1A1, VAR, 3.285%, 09/25/34	770
234	Series 2004-S1, Class 1A7, 5.000%, 09/25/34	240
1,764	Series 2005-A1, Class 3A4, VAR, 3.280%, 02/25/35	1,802
9,801	Series 2006-A2, Class 4A1, VAR, 3.180%, 08/25/34	9,844
5,517	Series 2006-A2, Class 5A3, VAR, 3.118%, 11/25/33	5,607
1,378	Series 2006-A3, Class 6A1, VAR, 3.192%, 08/25/34	1,383
1,182	Series 2007-A1, Class 5A1, VAR, 3.421%, 07/25/35	1,186
473	Series 2007-A1, Class 5A2, VAR, 3.421%, 07/25/35	480
10	JP Morgan Resecuritization Trust, Series 2009-6, Class 4A1, VAR, 3.134%, 09/26/36 (e)	10
40,773	KGS-Alpha SBA COOF Trust, Series 2014-1, Class A, IO, VAR, 1.385%, 10/25/32 (e)	1,468
	Lehman Mortgage Trust,
751	Series 2006-2, Class 1A1, VAR, 5.872%, 04/25/36	663
531	Series 2007-6, Class 1A8, 6.000%, 07/25/37	472
3,614	Series 2008-2, Class 1A6, 6.000%, 03/25/38	2,553
	MASTR Adjustable Rate Mortgages Trust,
805	Series 2004-3, Class 4A2, VAR, 2.803%, 04/25/34	751
2,560	Series 2004-13, Class 2A1, VAR, 3.073%, 04/21/34	2,627
443	Series 2004-15, Class 3A1, VAR, 3.872%, 12/25/34	418
	MASTR Alternative Loan Trust,
849	Series 2003-9, Class 2A1, 6.000%, 12/25/33	878
249	Series 2003-9, Class 8A1, 6.000%, 01/25/34	257
674	Series 2004-3, Class 2A1, 6.250%, 04/25/34	702
2,237	Series 2004-3, Class 3A1, 6.000%, 04/25/34	2,344
356	Series 2004-6, Class 30PO, PO, 07/25/34	260
226	Series 2004-6, Class 7A1, 6.000%, 07/25/34	219
315	Series 2004-7, Class 30PO, PO, 08/25/34	248
324	Series 2004-8, Class 6A1, 5.500%, 09/25/19	329

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	55

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
95	Series 2004-10, Class 1A1, 4.500%, 09/25/19	95
553	Series 2005-6, Class 3A1, 5.500%, 11/25/20	539
	MASTR Asset Securitization Trust,
18	Series 2003-2, Class 1A1, 5.000%, 03/25/18	18
10	Series 2003-2, Class 2A1, 4.500%, 03/25/18	10
33	Series 2003-2, Class 2A10, 4.500%, 03/25/18	33
48	Series 2003-8, Class 1A1, 5.500%, 09/25/33	49
46	Series 2003-9, Class 15PO, PO, 10/25/18	44
103	Series 2003-9, Class 2A7, 5.500%, 10/25/33	103
29	Series 2003-11, Class 3A1, 4.500%, 12/25/18	29
52	Series 2003-12, Class 30PO, PO, 12/25/33	47
218	Series 2003-12, Class 6A1, 5.000%, 12/25/33	219
37	Series 2004-1, Class 30PO, PO, 02/25/34	29
1,475	Series 2004-4, Class 1A6, 5.250%, 12/26/33	1,526
7	Series 2004-4, Class 3A1, 4.500%, 04/25/19	7
27	Series 2004-6, Class 15PO, PO, 07/25/19	26
98	Series 2004-8, Class 1A1, 4.750%, 08/25/19	99
20	Series 2004-8, Class PO, PO, 08/25/19	19
169	Series 2004-9, Class 5A1, 5.250%, 09/25/19	171
704	Series 2004-P7, Class A6, 5.500%, 12/27/33 (e)	726
	MASTR Reperforming Loan Trust,
9,630	Series 2005-2, Class 1A1F, VAR, 1.128%, 05/25/35 (e)	8,007
1,190	Series 2006-2, Class 1A1, VAR, 4.484%, 05/25/36 (e)	1,098
488	MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	369
	Merrill Lynch Mortgage Investors Trust,
678	Series 2003-A5, Class 2A6, VAR, 3.102%, 08/25/33	683
1,353	Series 2003-E, Class A1, VAR, 1.398%, 10/25/28	1,300
2,989	Series 2003-F, Class A1, VAR, 1.418%, 10/25/28	2,927
1,402	Series 2004-1, Class 2A1, VAR, 2.962%, 12/25/34	1,407

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE($)

585		Series 2004-A, Class A1, VAR, 1.238%, 04/25/29	562
1,234		Series 2004-A4, Class A2, VAR, 2.862%, 08/25/34	1,258
1,223		Series 2004-C, Class A2, VAR, 1.916%, 07/25/29	1,168
2,193		Series 2005-A2, Class A1, VAR, 2.979%, 02/25/35	2,152
2,218		Merrill Lynch Mortgage-Backed Securities Trust, Series 2007-3, Class 1A3, VAR, 1.758%, 06/25/37	2,160
3		ML Trust XLVII, Series 47, Class Z, 8.985%, 10/20/20	3
		Morgan Stanley Mortgage Loan Trust,
2,695		Series 2004-3, Class 4A, VAR, 5.668%, 04/25/34	2,818
615		Series 2004-9, Class 4A, VAR, 4.854%, 10/25/19	603
—	(h)	Morgan Stanley Mortgage Trust, Series 35, Class 2, HB, IF, 4,404.340%, 04/20/21	—	(h)
943		MortgageIT Trust, Series 2005-1, Class 1A1, VAR, 1.418%, 02/25/35	910
		MRFC Mortgage Pass-Through Trust,
3,253		Series 2000-TBC2, Class A1, VAR, 1.250%, 06/15/30	3,094
688		Series 2000-TBC3, Class A1, VAR, 1.210%, 12/15/30	657
666		NACC Reperforming Loan REMIC Trust, Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	654
		NCUA Guaranteed Notes Trust,
15,013		Series 2010-R3, Class 1A, VAR, 1.336%, 12/08/20	15,045
2,258		Series 2010-R3, Class 3A, 2.400%, 12/08/20	2,257
		Nomura Asset Acceptance Corp. Alternative Loan Trust,
301		Series 2003-A1, Class A1, 5.500%, 05/25/33	306
195		Series 2003-A1, Class A2, 6.000%, 05/25/33	198
69		Series 2003-A1, Class A5, 7.000%, 04/25/33	71
2		Series 2003-A1, Class A7, 5.000%, 04/25/18	1
3		PaineWebber CMO Trust, Series P, Class 4, 8.500%, 08/01/19	4
1,118		Prime Mortgage Trust, Series 2004-CL1, Class 1A1, 6.000%, 02/25/34	1,168

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
463	Provident Funding Mortgage Loan Trust, Series 2005-1, Class 2A1, VAR, 3.225%, 05/25/35	449
	RALI Trust,
34	Series 2002-QS8, Class A5, 6.250%, 06/25/17	34
20	Series 2002-QS16, Class A3, IF, 14.995%, 10/25/17	21
63	Series 2003-QS3, Class A2, IF, 14.788%, 02/25/18	65
224	Series 2003-QS9, Class A3, IF, IO, 6.772%, 05/25/18	7
148	Series 2003-QS12, Class A2A, IF, IO, 6.822%, 06/25/18	3
45	Series 2003-QS12, Class A5, IO, 5.000%, 06/25/18	—	(h)
386	Series 2003-QS14, Class A1, 5.000%, 07/25/18	387
118	Series 2003-QS18, Class A1, 5.000%, 09/25/18	119
6,726	Series 2004-QS7, Class A4, 5.500%, 05/25/34	6,830
1,503	Series 2005-QA6, Class A32, VAR, 4.099%, 05/25/35	1,218
217	Series 2007-QS1, Class 1A1, 6.000%, 01/25/37	189
	RBSSP Resecuritization Trust,
3,223	Series 2009-1, Class 1A1, 6.500%, 02/26/36 (e)	3,407
795	Series 2009-2, Class 1A1, 7.000%, 08/26/37 (e)	823
5	Series 2009-9, Class 7A4, VAR, 6.000%, 07/26/37 (e)	5
3,410	Series 2009-12, Class 1A1, VAR, 5.809%, 11/25/33 (e)	3,521
590	Series 2010-9, Class 3A1, VAR, 5.000%, 10/26/34 (e)	594
669	Series 2010-9, Class 7A5, VAR, 4.000%, 05/26/37 (e)	668
87	Reperforming Loan REMIC Trust, Series 2005-R1, Class 2APO, PO, 03/25/35 (e)	74
	Residential Asset Securitization Trust,
177	Series 2003-A8, Class A5, 4.250%, 10/25/18	178
11	Series 2003-A14, Class A1, 4.750%, 02/25/19	11
8,614	Series 2005-A2, Class A4, IF, IO, 4.272%, 03/25/35	975

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

839	Series 2006-A4, Class 2A5, 6.000%, 05/25/36	773
	RFMSI Trust,
25	Series 2003-S14, Class A4, PO, 07/25/18	24
72	Series 2003-S16, Class A3, 5.000%, 09/25/18	72
151	Series 2003-S20, Class 2A1, 4.750%, 12/25/18	152
134	Series 2004-S6, Class 2A6, PO, 06/25/34	104
674	Series 2005-SA4, Class 1A1, VAR, 3.165%, 09/25/35	558
	Sequoia Mortgage Trust,
1,434	Series 2004-8, Class A1, VAR, 1.481%, 09/20/34	1,366
2,123	Series 2004-8, Class A2, VAR, 2.104%, 09/20/34	2,046
644	Series 2004-10, Class A1A, VAR, 1.401%, 11/20/34	605
1,961	Series 2004-11, Class A1, VAR, 1.381%, 12/20/34	1,922
1,512	Series 2004-12, Class A3, VAR, 1.640%, 01/20/35	1,390
	Springleaf Mortgage Loan Trust,
6,257	Series 2013-2A, Class A, VAR, 1.780%, 12/25/65 (e)	6,244
7,808	Series 2013-2A, Class M1, VAR, 3.520%, 12/25/65 (e)	7,827
299	Series 2013-3A, Class A, VAR, 1.870%, 09/25/57 (e)	299
10,968	Series 2013-3A, Class M1, VAR, 3.790%, 09/25/57 (e)	10,963
	Structured Asset Mortgage Investments II Trust,
1,857	Series 2004-AR5, Class 1A1, VAR, 1.441%, 10/19/34	1,776
6,322	Series 2005-AR5, Class A3, VAR, 1.031%, 07/19/35	6,130
	Structured Asset Securities Corp.,
2,128	Series 2003-37A, Class 2A, VAR, 2.916%, 12/25/33	2,118
2,209	Series 2004-4XS, Class 1A5, SUB, 5.595%, 02/25/34	2,267
896	Series 2005-RF3, Class 1A, VAR, 1.128%, 06/25/35 (e)	757
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
189	Series 2003-29, Class 1A1, 4.750%, 09/25/18	190
229	Series 2003-30, Class 1A1, 5.500%, 10/25/33	239

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	57

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
2,500	Series 2003-33H, Class 1A1, 5.500%, 10/25/33	2,549
672	Series 2003-34A, Class 3A3, VAR, 3.127%, 11/25/33	662
4,729	Series 2004-5H, Class A4, 5.540%, 12/25/33	4,850
	Thornburg Mortgage Securities Trust,
4,483	Series 2003-4, Class A1, VAR, 1.418%, 09/25/43	4,314
3,187	Series 2004-4, Class 3A, VAR, 2.665%, 12/25/44	3,166
	Vendee Mortgage Trust,
3,695	Series 1993-1, Class ZB, 7.250%, 02/15/23	4,076
930	Series 1994-1, Class 1, VAR, 5.500%, 02/15/24	996
2,787	Series 1994-1, Class 2ZB, 6.500%, 02/15/24	3,062
1,418	Series 1996-1, Class 1Z, 6.750%, 02/15/26	1,602
640	Series 1996-2, Class 1Z, 6.750%, 06/15/26	719
1,952	Series 1997-1, Class 2Z, 7.500%, 02/15/27	2,237
1,280	Series 1998-1, Class 2E, 7.000%, 03/15/28	1,492
	WaMu Mortgage Pass-Through Certificates,
299	Series 2003-S4, Class 2A10, IF, 15.322%, 06/25/33	350
37	Series 2003-S10, Class A2, 5.000%, 10/25/18	37
667	Series 2004-RS2, Class A4, 5.000%, 11/25/33	677
	WaMu Mortgage Pass-Through Certificates Trust,
1,121	Series 2003-AR7, Class A7, VAR, 2.677%, 08/25/33	1,125
6,389	Series 2003-AR9, Class 1A6, VAR, 2.782%, 09/25/33	6,447
1,176	Series 2003-AR9, Class 2A, VAR, 2.846%, 09/25/33	1,154
3,273	Series 2003-AR11, Class A6, VAR, 2.846%, 10/25/33	3,300
1,047	Series 2003-S1, Class A5, 5.500%, 04/25/33	1,073
183	Series 2003-S8, Class A5, 4.500%, 09/25/18	183
64	Series 2003-S8, Class A6, 4.500%, 09/25/18	64

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

4,200	Series 2003-S9, Class A8, 5.250%, 10/25/33	4,366
95	Series 2003-S9, Class P, PO, 10/25/33	81
92	Series 2003-S13, Class 23A1, VAR, 1.328%, 12/25/18	91
1,631	Series 2004-AR3, Class A1, VAR, 2.821%, 06/25/34	1,649
2,095	Series 2004-AR3, Class A2, VAR, 2.821%, 06/25/34	2,119
330	Series 2004-CB2, Class 5A, 5.000%, 07/25/19	332
385	Series 2004-CB2, Class 7A, 5.500%, 08/25/19	389
3,837	Series 2004-S2, Class 2A4, 5.500%, 06/25/34	3,971
713	Series 2004-S3, Class 1A5, 5.000%, 07/25/34	732
891	Series 2006-AR8, Class 1A2, VAR, 2.835%, 08/25/46	780
157	Series 2006-AR10, Class 2P, VAR, 2.920%, 09/25/36	135
	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust,
1,361	Series 2005-1, Class 1A1, 5.500%, 03/25/35	1,340
147	Series 2005-1, Class CP, PO, 03/25/35	109
9,512	Series 2005-2, Class 1A4, IF, IO, 4.272%, 04/25/35	1,290
2,482	Series 2005-2, Class 2A3, IF, IO, 4.222%, 04/25/35	313
3,294	Series 2005-4, Class CB7, 5.500%, 06/25/35	3,034
3,162	Series 2005-4, Class CX, IO, 5.500%, 06/25/35	635
652	Series 2005-6, Class 2A4, 5.500%, 08/25/35	599
259	Series 2006-1, Class 3A2, 5.750%, 02/25/36	242
	Washington Mutual MSC Mortgage Pass-Through Certificates Trust,
26	Series 2003-MS5, Class 1A4, VAR, 1.278%, 03/25/18	26
14	Series 2003-MS7, Class P, PO, 03/25/33	12
	Wells Fargo Alternative Loan Trust,
98	Series 2003-1, Class APO, PO, 09/25/33	88
340	Series 2007-PA3, Class 1A2, 5.750%, 07/25/37	302
	Wells Fargo Mortgage-Backed Securities Trust,
2,323	Series 2003-K, Class 1A1, VAR, 2.901%, 11/25/33	2,332

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
89	Series 2003-K, Class 1A2, VAR, 2.901%, 11/25/33	90
354	Series 2003-L, Class 2A1, VAR, 2.934%, 11/25/33	347
493	Series 2004-4, Class A9, 5.500%, 05/25/34	503
850	Series 2004-B, Class A1, VAR, 3.024%, 02/25/34	847
1,731	Series 2004-EE, Class 2A1, VAR, 3.048%, 12/25/34	1,748
1,178	Series 2004-EE, Class 2A2, VAR, 3.048%, 12/25/34	1,202
2,074	Series 2004-EE, Class 3A1, VAR, 3.244%, 12/25/34	2,143
677	Series 2004-EE, Class 3A2, VAR, 3.244%, 12/25/34	699
3,116	Series 2004-I, Class 1A1, VAR, 3.154%, 07/25/34	3,163
8,414	Series 2004-P, Class 2A1, VAR, 2.995%, 09/25/34	8,681
3,514	Series 2004-S, Class A1, VAR, 3.044%, 09/25/34	3,579
1,122	Series 2004-V, Class 1A1, VAR, 3.102%, 10/25/34	1,131
1,439	Series 2004-V, Class 1A2, VAR, 3.102%, 10/25/34	1,476
853	Series 2005-14, Class 1A1, 5.500%, 12/25/35	884
126	Series 2005-14, Class 2APO, PO, 12/25/35	105
14,833	Series 2005-AR3, Class 1A1, VAR, 3.090%, 03/25/35	15,159
1,685	Series 2005-AR8, Class 2A1, VAR, 3.150%, 06/25/35	1,719
363	Series 2007-7, Class A7, 6.000%, 06/25/37	355
2,185	Series 2007-11, Class A14, 6.000%, 08/25/37	2,157

	Total Collateralized Mortgage Obligations (Cost $3,560,400)	3,627,072

Commercial Mortgage-Backed Securities — 3.8%
	A10 Securitization LLC,
6,040	Series 2015-1, Class A1, 2.100%, 04/15/34 (e)	6,022
4,310	Series 2015-1, Class A2, 3.130%, 04/15/34 (e)	4,334
2,625	Series 2015-1, Class B, 4.120%, 04/15/34 (e)	2,611

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

	A10 Term Asset Financing LLC,
2,940	Series 2013-2, Class A, 2.620%, 11/15/27 (e)	2,932
2,000	Series 2013-2, Class B, 4.380%, 11/15/27 (e)	1,988
2,442	Series 2013-2, Class C, 5.120%, 11/15/27 (e)	2,439
4,225	Series 2014-1, Class B, 3.870%, 04/15/33 (e)	4,197
	BAMLL Commercial Mortgage Securities Trust,
7,026	Series 2012-PARK, Class A, 2.959%, 12/10/30 (e)	7,120
7,700	Series 2014-520M, Class C, VAR, 4.214%, 08/15/46 (e)	7,273
	BAMLL Re-REMIC Trust,
16,252	Series 2014-FRR5, Class A714, PO, 01/27/47 (e)	13,295
9,562	Series 2016-FR13, Class A, VAR, 1.730%, 08/27/45 (e)	7,854
21,129	Series 2016-FR16, Class A, VAR, 1.008%, 05/27/21 (e)	18,336
	Banc of America Commercial Mortgage Trust,
14,646	Series 2006-5, Class XC, IO, VAR, 0.736%, 09/10/47 (e)	18
6,671	Series 2007-5, Class A4, 5.492%, 02/10/51	6,723
	Banc of America Merrill Lynch Commercial Mortgage, Inc.,
173	Series 2005-1, Class AJ, VAR, 5.404%, 11/10/42	173
930	Series 2005-3, Class AM, 4.727%, 07/10/43	930
41,249	Series 2005-5, Class XC, IO, VAR, 0.043%, 10/10/45 (e)	6
	BB-UBS Trust,
23,898	Series 2012-SHOW, Class A, 3.430%, 11/05/36 (e)	24,274
4,949	Series 2012-TFT, Class A, 2.892%, 06/05/30 (e)	4,881
	Bear Stearns Commercial Mortgage Securities Trust,
23,616	Series 2006-PW14, Class X1, IO, VAR, 0.499%, 12/11/38 (e)	38
186,716	Series 2007-T26, Class X1, IO, VAR, 0.048%, 01/12/45 (e)	125
20,850	CD Commercial Mortgage Trust, Series 2007-CD4, Class XC, IO, VAR, 0.326%, 12/11/49 (e)	4
29,218	CD Mortgage Trust, Series 2006-CD3, Class XS, IO, VAR, 0.556%, 10/15/48 (e)	361

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	59

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — continued
3,455	Citigroup Commercial Mortgage Trust, Series 2013-SMP, Class A, 2.110%, 01/12/30 (e)	3,466
11,267	COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class IO, IO, VAR, 0.819%, 08/15/48	123
	Commercial Mortgage Trust,
1,147	Series 2006-GG7, Class AM, VAR, 5.774%, 07/10/38	1,147
26,100	Series 2012-CR2, Class XA, IO, VAR, 1.724%, 08/15/45	1,887
4,484	Series 2013-300P, Class A1, 4.353%, 08/10/30 (e)	4,872
6,150	Series 2013-SFS, Class A2, VAR, 2.987%, 04/12/35 (e)	6,234
13,800	Series 2014-CR19, Class A5, 3.796%, 08/10/47	14,434
7,748	Series 2014-PAT, Class A, VAR, 1.571%, 08/13/27 (e)	7,750
10,196	Series 2014-TWC, Class A, VAR, 1.621%, 02/13/32 (e)	10,212
2,850	Series 2014-TWC, Class B, VAR, 2.376%, 02/13/32 (e)	2,854
9,250	Series 2015-CR24, Class A5, 3.696%, 08/10/48	9,590
17,593	Series 2015-CR25, Class A4, 3.759%, 08/10/48	18,333
16,788	COOF Securitization Trust Ltd., Series 2014-1, Class A, IO, VAR, 3.010%, 06/25/40 (e)	1,897
58,998	Credit Suisse Commercial Mortgage Trust, Series 2007-C2, Class AX, IO, VAR, 0.070%, 01/15/49 (e)	—	(h)
16,830	CSMC OA LLC, Series 2014-USA, Class D, 4.373%, 09/15/37 (e)	15,782
23,694	DBUBS 2011-LC2 Mortgage Trust, Series 2011-LC2A, Class XA, IO, VAR, 1.139%, 07/10/44 (e)	849
4,000	DBWF Mortgage Trust, Series 2015-LCM, Class A2, VAR, 3.421%, 06/10/34 (e)	3,967
5,790	FDIC Guaranteed Notes Trust, Series 2010-C1, Class A, 2.980%, 12/06/20 (e)	5,828
	FNMA — ACES,
15,226	Series 2010-M1, Class A2, 4.450%, 09/25/19	16,052
6,290	Series 2010-M3, Class A3, VAR, 4.332%, 03/25/20	6,645
5,182	Series 2010-M7, Class A2, 3.655%, 11/25/20	5,373
8,914	Series 2011-M1, Class A3, 3.763%, 06/25/21	9,385
7,488	Series 2011-M2, Class A2, 3.645%, 04/25/21	7,767

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

52,463	Series 2011-M2, Class A3, 3.764%, 04/25/21	55,113
28,877	Series 2011-M4, Class A2, 3.726%, 06/25/21	30,568
6,139	Series 2011-M8, Class A2, 2.922%, 08/25/21	6,270
6,457	Series 2012-M8, Class ASQ3, 1.801%, 12/25/19	6,467
4,274	Series 2012-M11, Class FA, VAR, 1.280%, 08/25/19	4,260
11,791	Series 2013-M7, Class A2, 2.280%, 12/27/22	11,689
11,658	Series 2013-M9, Class A2, VAR, 2.389%, 01/25/23	11,528
4,118	Series 2013-M13, Class A2, VAR, 2.623%, 04/25/23	4,094
16,876	Series 2014-M2, Class A2, VAR, 3.513%, 12/25/23	17,548
24,000	Series 2014-M3, Class A2, VAR, 3.471%, 01/25/24	25,002
3,280	Series 2014-M9, Class A2, VAR, 3.103%, 07/25/24	3,383
25,000	Series 2014-M12, Class ASV2, VAR, 2.614%, 10/25/21	25,284
11,740	Series 2014-M13, Class A2, VAR, 3.021%, 08/25/24	11,833
12,039	Series 2015-M1, Class A2, 2.532%, 09/25/24	11,823
12,409	Series 2015-M2, Class A3, VAR, 3.046%, 12/25/24	12,544
30,000	Series 2015-M3, Class A2, 2.723%, 10/25/24	29,814
7,298	Series 2015-M7, Class A2, 2.590%, 12/25/24	7,187
10,000	Series 2015-M8, Class A2, VAR, 2.900%, 01/25/25	10,059
57,555	Series 2015-M10, Class A2, VAR, 3.092%, 04/25/27	57,791
64,822	Series 2016-M1, Class A2, VAR, 2.939%, 01/25/26	64,991
	FORT CRE LLC,
9,370	Series 2016-1A, Class B, VAR, 3.529%, 05/21/36 (e)	9,492
14,100	Series 2016-1A, Class C, VAR, 4.029%, 05/21/36 (e)	14,215
	GNMA,
13,369	Series 2014-168, Class VA, VAR, 3.379%, 01/16/37	13,777
13,929	Series 2014-168, Class VB, VAR, 3.451%, 06/16/47	14,421

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — continued
10,834	GS Mortgage Securities Corp. II, Series 2013-KING, Class A, 2.706%, 12/10/27 (e)	10,987
	GS Mortgage Securities Corp. Trust,
67,725	Series 2012-SHOP, Class XA, IO, VAR, 1.297%, 06/05/31 (e)	1,787
4,384	Series 2013-NYC5, Class A, 2.318%, 01/10/30 (e)	4,398
	GS Mortgage Securities Trust,
16,522	Series 2006-GG8, Class X, IO, VAR, 0.754%, 11/10/39 (e)	1
1,600	Series 2011-GC5, Class D, VAR, 5.399%, 08/10/44 (e)	1,598
	JP Morgan Chase Commercial Mortgage Securities Trust,
71,489	Series 2005-CB11, Class X1, IO, VAR, 0.031%, 08/12/37 (e)	51
33,584	Series 2005-LDP5, Class X1, IO, VAR, 0.000%, 12/15/44 (e)	—	(h)
58,067	Series 2006-CB15, Class X1, IO, VAR, 0.270%, 06/12/43	84
1,643	Series 2006-LDP9, Class A3SF, VAR, 0.925%, 05/15/47	1,632
3,587	Series 2006-LDP9, Class AMS, 5.337%, 05/15/47	3,542
992	Series 2007-C1, Class A4, 5.716%, 02/15/51	1,009
215,820	Series 2007-LD12, Class X, IO, VAR, 0.094%, 02/15/51	27
	JPMCC Re-REMIC Trust,
2,900	Series 2014-FRR1, Class BK10, VAR, 2.865%, 11/27/49 (e)	2,688
14,000	Series 2015-FRR2, Class AK36, VAR, 2.326%, 12/27/46 (e)	11,104
	KGS-Alpha SBA COOF Trust,
41,881	Series 2012-6, Class A, IO, VAR, 0.584%, 05/25/39 (e)	678
14,872	Series 2014-2, Class A, IO, VAR, 2.762%, 04/25/40 (e)	1,583
19,117	Series 2015-2, Class A, IO, VAR, 2.956%, 07/25/41 (e)	2,057
8,924	Ladder Capital Commercial Mortgage Trust, Series 2013-GCP, Class A2, 3.985%, 02/15/36 (e)	9,272
29,533	LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class XW, IO, VAR, 0.499%, 02/15/40	17
	ML-CFC Commercial Mortgage Trust,
19,681	Series 2006-4, Class XC, IO, VAR, 0.696%, 12/12/49 (e)	1

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

4,192	Series 2007-9, Class A4, 5.700%, 09/12/49	4,246
18,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A3, 3.669%, 02/15/47	18,785
	Morgan Stanley Capital I Trust,
22,301	Series 2006-IQ12, Class X1, IO, VAR, 0.470%, 12/15/43 (e)	1
61,719	Series 2007-HQ11, Class X, IO, VAR, 0.268%, 02/12/44 (e)	77
61,619	Series 2007-HQ13, Class X1, IO, VAR, 0.469%, 12/15/44 (e)	79
58,584	Series 2007-IQ13, Class X, IO, VAR, 0.498%, 03/15/44 (e)	73
4,898	Series 2011-C3, Class A3, 4.054%, 07/15/49	5,102
6,336	Series 2012-C4, Class A3, 2.991%, 03/15/45	6,474
	Morgan Stanley Re-REMIC Trust,
5,478	Series 2012-IO, Class AXA, 1.000%, 03/27/51 (e)	5,451
4,622	Series 2012-XA, Class A, 2.000%, 07/27/49 (e)	4,617
10,268	Series 2012-XA, Class B, 0.250%, 07/27/49 (e)	9,538
	PFP Ltd., (Cayman Islands),
8,084	Series 2015-2, Class A, VAR, 2.220%, 07/14/34 (e)	8,079
7,564	Series 2015-2, Class C, VAR, 4.020%, 07/14/34 (e)	7,457
4,646	Series 2015-2, Class D, VAR, 4.770%, 07/14/34 (e)	4,538
	RAIT Trust,
5,893	Series 2014-FL3, Class AS, VAR, 2.570%, 12/15/31 (e)	5,870
4,676	Series 2014-FL3, Class B, VAR, 3.420%, 12/15/31 (e)	4,667
3,613	Series 2015-FL4, Class A, VAR, 2.120%, 12/15/31 (e)	3,624
9,668	Series 2015-FL4, Class AS, VAR, 2.520%, 12/15/31 (e)	9,757
12,154	Series 2015-FL5, Class B, VAR, 4.670%, 01/15/31 (e)	12,183
4,450	RBS Commercial Funding, Inc. Trust, Series 2013-SMV, Class A, 3.260%, 03/11/31 (e)	4,416
	Resource Capital Corp. Ltd., (Cayman Islands),
2,804	Series 2015-CRE4, Class A, VAR, 2.172%, 08/15/32 (e)	2,789

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	61

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — continued
6,908	Series 2015-CRE4, Class B, VAR, 3.772%, 08/15/32 (e)	6,701
695	RREF LLC, Series 2015-LT7, Class A, 3.000%, 12/25/32 (e)	695
8,260	Series RR Trust, Series 2014-1, Class B, PO, 05/25/47 (e)	5,377
14,688	UBS Commercial Mortgage Trust, Series 2012-C1, Class XA, IO, VAR, 2.089%, 05/10/45 (e)	1,283
15,527	UBS-BAMLL Trust, Series 2012-WRM, Class A, 3.663%, 06/10/30 (e)	15,880
	UBS-Barclays Commercial Mortgage Trust,
9,327	Series 2012-C2, Class A4, 3.525%, 05/10/63	9,780
61,954	Series 2012-C2, Class XA, IO, VAR, 1.624%, 05/10/63 (e)	2,967
2,357	Series 2013-C6, Class A4, 3.244%, 04/10/46	2,419
	VNDO Mortgage Trust,
11,148	Series 2012-6AVE, Class A, 2.996%, 11/15/30 (e)	11,334
30,750	Series 2013-PENN, Class A, 3.808%, 12/13/29 (e)	32,319
40,646	Wachovia Bank Commercial Mortgage Trust, Series 2006-C24, Class XC, IO, VAR, 0.086%, 03/15/45 (e)	–	(h)
	Wells Fargo Commercial Mortgage Trust,
13,452	Series 2013-120B, Class A, VAR, 2.710%, 03/18/28 (e)	13,623
8,751	Series 2015-C30, Class A4, 3.664%, 09/15/58	9,067
8,000	Wells Fargo Re-REMIC Trust, Series 2013-FRR1, Class AK20, PO, 05/27/45 (e)	5,938
	WFRBS Commercial Mortgage Trust,
9,206	Series 2011-C3, Class A4, 4.375%, 03/15/44 (e)	9,855
9,327	Series 2012-C6, Class A4, 3.440%, 04/15/45	9,722
2,500	Series 2013-C11, Class D, VAR, 4.207%, 03/15/45 (e)	2,292

	Total Commercial Mortgage-Backed Securities (Cost $1,027,625)	1,039,125

Corporate Bonds — 25.7%
	Consumer Discretionary — 1.5%
	Automobiles — 0.2%
5,568	BMW US Capital LLC, (Germany), 2.250%, 09/15/23 (e)	5,353

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

	Automobiles — continued
	Daimler Finance North America LLC, (Germany),
3,758	1.875%, 01/11/18 (e)	3,766
1,250	2.000%, 07/06/21 (e)	1,218
2,089	2.250%, 03/02/20 (e)	2,088
1,692	2.375%, 08/01/18 (e)	1,705
1,200	3.300%, 05/19/25 (e)	1,205
470	8.500%, 01/18/31	716
11,046	Ford Motor Co., 7.450%, 07/16/31	14,004
	General Motors Co.,
2,200	4.875%, 10/02/23	2,359
7,452	6.600%, 04/01/36	8,754
	Hyundai Capital America,
2,560	2.000%, 07/01/19 (e)	2,538
3,299	2.400%, 10/30/18 (e)	3,311
7,600	3.000%, 03/18/21 (e)	7,627
904	Kia Motors Corp., (South Korea), 2.625%, 04/21/21 (e)	897
	Nissan Motor Acceptance Corp., (Japan),
6,316	1.800%, 03/15/18 (e)	6,321
3,520	1.900%, 09/14/21 (e)	3,401

		65,263

	Hotels, Restaurants & Leisure — 0.1%
6,540	McDonald’s Corp., 4.700%, 12/09/35	6,946
4,590	Starbucks Corp., 2.700%, 06/15/22	4,665

		11,611

	Internet & Direct Marketing Retail — 0.1%
	Amazon.com, Inc.,
8,688	3.800%, 12/05/24	9,209
8,677	4.800%, 12/05/34	9,800

		19,009

	Media — 0.9%
	21st Century Fox America, Inc.,
2,337	6.150%, 02/15/41	2,814
2,242	6.200%, 12/15/34	2,674
2,690	6.650%, 11/15/37	3,370
1,345	6.900%, 08/15/39	1,726
1,762	7.250%, 05/18/18	1,876
3,946	7.300%, 04/30/28	5,051
2,690	7.625%, 11/30/28	3,545
942	8.875%, 04/26/23	1,229
1,525	9.500%, 07/15/24	2,031

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Media — continued
	CBS Corp.,
5,275	3.700%, 08/15/24	5,355
4,293	4.000%, 01/15/26	4,396
2,679	4.600%, 01/15/45	2,657
673	4.850%, 07/01/42	681
2,004	4.900%, 08/15/44	2,061
583	5.900%, 10/15/40	672
	Charter Communications Operating LLC,
11,182	4.464%, 07/23/22	11,748
4,374	6.384%, 10/23/35	5,000
4,708	Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/22	6,325
897	Comcast Cable Communications LLC, 8.875%, 05/01/17	908
1,614	Comcast Cable Holdings LLC, 10.125%, 04/15/22	2,146
	Comcast Corp.,
2,773	3.375%, 08/15/25	2,789
3,361	4.200%, 08/15/34	3,450
10,484	4.250%, 01/15/33	10,830
2,690	6.450%, 03/15/37	3,458
17,907	6.500%, 11/15/35	23,047
	Cox Communications, Inc.,
3,027	3.250%, 12/15/22 (e)	2,968
3,046	3.350%, 09/15/26 (e)	2,946
5,600	4.800%, 02/01/35 (e)	5,295
1,166	8.375%, 03/01/39 (e)	1,457
2,627	Cox Enterprises, Inc., 7.375%, 07/15/27 (e)	3,090
	Discovery Communications LLC,
6,532	4.375%, 06/15/21	6,893
5,069	4.950%, 05/15/42	4,652
	Grupo Televisa SAB, (Mexico),
1,494	4.625%, 01/30/26	1,528
1,332	6.125%, 01/31/46	1,409
3,018	Historic TW, Inc., 9.150%, 02/01/23	3,894
	NBCUniversal Media LLC,
6,080	4.375%, 04/01/21	6,559
4,575	5.950%, 04/01/41	5,600
3,233	6.400%, 04/30/40	4,167
1,654	Sky plc, (United Kingdom), 3.750%, 09/16/24 (e)	1,671
	Time Warner Cable LLC,
1,928	4.125%, 02/15/21	2,004
3,350	5.500%, 09/01/41	3,464
873	5.850%, 05/01/17	879

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

	Media — continued
4,125	5.875%, 11/15/40	4,474
2,327	6.550%, 05/01/37	2,689
4,080	6.750%, 07/01/18	4,331
1,794	6.750%, 06/15/39	2,133
2,197	7.300%, 07/01/38	2,748
1,601	8.750%, 02/14/19	1,798
2,030	Time Warner Cos., Inc., 7.570%, 02/01/24	2,506
7,641	Time Warner Entertainment Co. LP, 8.375%, 07/15/33	10,270
	Time Warner, Inc.,
7,000	3.550%, 06/01/24	6,986
10,400	3.600%, 07/15/25	10,293
5,085	4.750%, 03/29/21	5,459
1,573	5.375%, 10/15/41	1,665
2,802	6.200%, 03/15/40	3,249
1,474	6.250%, 03/29/41	1,726
	Viacom, Inc.,
1,440	2.750%, 12/15/19	1,450
2,489	3.125%, 06/15/22	2,451
599	3.250%, 03/15/23	587
5,046	3.875%, 04/01/24	5,026
6,243	4.375%, 03/15/43	5,481
1,813	4.500%, 02/27/42	1,586
1,559	4.850%, 12/15/34	1,519
3,978	6.875%, 04/30/36	4,427
	Walt Disney Co. (The),
3,829	1.850%, 07/30/26	3,464
1,190	3.000%, 07/30/46	1,018

		255,651

	Multiline Retail — 0.1%
	Macy’s Retail Holdings, Inc.,
3,662	2.875%, 02/15/23	3,453
5,011	4.375%, 09/01/23	4,940
2,181	4.500%, 12/15/34	1,958
877	5.125%, 01/15/42	803
2,743	6.375%, 03/15/37	2,754
1,186	6.700%, 07/15/34	1,196
925	6.900%, 04/01/29	975
1,166	7.450%, 07/15/17	1,192
3,458	Nordstrom, Inc., 4.000%, 10/15/21	3,593
2,565	Target Corp., 2.500%, 04/15/26	2,418

		23,282

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	63

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Specialty Retail — 0.1%
	Home Depot, Inc. (The),
2,345	2.125%, 09/15/26	2,181
7,447	2.625%, 06/01/22	7,520
2,897	3.000%, 04/01/26	2,900
1,673	3.500%, 09/15/56	1,495
5,037	4.200%, 04/01/43	5,240
	Lowe’s Cos., Inc.,
1,820	3.375%, 09/15/25	1,864
3,901	4.650%, 04/15/42	4,240
2,067	5.125%, 11/15/41	2,380
2,150	6.875%, 02/15/28	2,831
3,139	Series B, 7.110%, 05/15/37	4,324

		34,975

	Total Consumer Discretionary	409,791

	Consumer Staples — 1.3%
	Beverages — 0.5%
	Anheuser-Busch Cos. LLC, (Belgium),
897	5.500%, 01/15/18	928
986	5.750%, 04/01/36	1,191
	Anheuser-Busch InBev Finance, Inc., (Belgium),
1,151	1.900%, 02/01/19	1,154
26,883	3.300%, 02/01/23	27,445
12,594	3.650%, 02/01/26	12,778
7,000	3.700%, 02/01/24	7,228
10,350	4.700%, 02/01/36	11,136
8,194	4.900%, 02/01/46	9,002
	Anheuser-Busch InBev Worldwide, Inc., (Belgium),
7,179	3.750%, 01/15/22	7,560
1,369	6.375%, 01/15/40	1,755
4,687	Brown-Forman Corp., 4.500%, 07/15/45	4,987
5,032	Coca-Cola Femsa SAB de CV, (Mexico), 3.875%, 11/26/23	5,177
1,335	Constellation Brands, Inc., 4.250%, 05/01/23	1,401
	Diageo Capital plc, (United Kingdom),
3,524	1.500%, 05/11/17	3,527
2,493	4.828%, 07/15/20	2,702
4,484	Diageo Investment Corp., (United Kingdom), 8.000%, 09/15/22	5,608
2,601	Heineken NV, (Netherlands), 1.400%, 10/01/17 (e)	2,600
4,417	Molson Coors Brewing Co., 3.000%, 07/15/26	4,212

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

	Beverages — continued
	PepsiCo, Inc.,
10,210	1.250%, 08/13/17	10,214
5,025	3.100%, 07/17/22	5,164
6,150	3.450%, 10/06/46	5,661
3,615	4.450%, 04/14/46	3,919

		135,349

	Food & Staples Retailing — 0.4%
	CK Hutchison International 16 Ltd., (Hong Kong),
4,160	1.875%, 10/03/21 (e)	4,003
6,500	2.750%, 10/03/26 (e)	6,174
7,510	Costco Wholesale Corp., 2.250%, 02/15/22	7,452
	CVS Health Corp.,
15,135	2.125%, 06/01/21	14,849
7,492	2.875%, 06/01/26	7,185
5,196	4.000%, 12/05/23	5,454
2,155	5.300%, 12/05/43	2,448
	Kroger Co. (The),
2,093	4.000%, 02/01/24	2,192
829	5.400%, 07/15/40	922
1,794	6.150%, 01/15/20	1,985
12,466	6.900%, 04/15/38	16,440
11,049	7.500%, 04/01/31	15,022
1,861	Sysco Corp., 3.750%, 10/01/25	1,896
3,435	Walgreen Co., 4.400%, 09/15/42	3,374
	Walgreens Boots Alliance, Inc.,
15,024	3.100%, 06/01/23	15,028
4,311	3.800%, 11/18/24	4,401
2,517	4.500%, 11/18/34	2,556
2,700	4.800%, 11/18/44	2,796
	Wal-Mart Stores, Inc.,
1,076	5.000%, 10/25/40	1,240
942	6.200%, 04/15/38	1,244
628	7.550%, 02/15/30	910

		117,571

	Food Products — 0.4%
	Bunge Ltd. Finance Corp.,
2,551	3.250%, 08/15/26	2,466
1,281	3.500%, 11/24/20	1,304
6,959	8.500%, 06/15/19	7,929
543	Bunge NA Finance LP, 5.900%, 04/01/17	545
	Cargill, Inc.,
6,950	3.300%, 03/01/22 (e)	7,162
2,443	4.307%, 05/14/21 (e)	2,606

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Food Products — continued
1,390	6.000%, 11/27/17 (e)	1,436
2,556	7.350%, 03/06/19 (e)	2,836
6,900	Danone SA, (France), 2.589%, 11/02/23 (e)	6,691
	Kellogg Co.,
2,278	1.750%, 05/17/17	2,281
2,036	3.250%, 05/21/18	2,076
	Kraft Heinz Foods Co.,
6,663	3.500%, 06/06/22	6,811
4,392	5.000%, 06/04/42	4,505
1,215	5.375%, 02/10/20	1,318
4,612	6.125%, 08/23/18	4,896
2,690	6.500%, 02/09/40	3,289
13,399	6.875%, 01/26/39	16,923
	Mead Johnson Nutrition Co.,
2,074	3.000%, 11/15/20	2,116
993	4.125%, 11/15/25	1,048
955	4.600%, 06/01/44	992
1,984	Smithfield Foods, Inc., 4.250%, 02/01/27 (e)	2,027
	Tyson Foods, Inc.,
4,951	3.950%, 08/15/24	5,067
7,255	4.875%, 08/15/34	7,501

		93,825

	Household Products — 0.0% (g)
	Kimberly-Clark Corp.,
1,220	2.400%, 03/01/22	1,218
2,842	3.050%, 08/15/25	2,857
448	7.500%, 11/01/18	489
1,041	Procter & Gamble — ESOP, Series A, 9.360%, 01/01/21	1,208

		5,772

	Total Consumer Staples	352,517

	Energy — 2.7%
	Energy Equipment & Services — 0.1%
	Halliburton Co.,
2,882	3.500%, 08/01/23	2,956
3,583	4.850%, 11/15/35	3,844
673	6.150%, 09/15/19	743
4,529	7.450%, 09/15/39	6,178
2,242	7.600%, 08/15/96 (e)	2,901
	Nabors Industries, Inc.,
1,065	4.625%, 09/15/21	1,084
1,205	5.000%, 09/15/20	1,258
1,411	National Oilwell Varco, Inc., 1.350%, 12/01/17	1,406

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services — continued
2,931	Schlumberger Investment SA, 3.300%, 09/14/21 (e)	3,024

		23,394

	Oil, Gas & Consumable Fuels — 2.6%
2,381	Alberta Energy Co. Ltd., (Canada), 7.375%, 11/01/31	2,894
1,794	Anadarko Finance Co., Series B, 7.500%, 05/01/31	2,303
1,480	Anadarko Holding Co., 7.150%, 05/15/28	1,766
3,226	Anadarko Petroleum Corp., 8.700%, 03/15/19	3,649
2,933	ANR Pipeline Co., 9.625%, 11/01/21	3,782
	Apache Corp.,
853	3.250%, 04/15/22	862
3,611	4.750%, 04/15/43	3,718
2,850	6.000%, 01/15/37	3,311
2,242	6.900%, 09/15/18	2,411
1,552	BG Energy Capital plc, (United Kingdom), 5.125%, 10/15/41 (e)	1,713
	Boardwalk Pipelines LP,
3,705	3.375%, 02/01/23	3,652
2,493	4.450%, 07/15/27	2,556
6,221	4.950%, 12/15/24	6,556
2,057	5.950%, 06/01/26	2,330
	BP Capital Markets plc, (United Kingdom),
1,987	1.375%, 11/06/17	1,989
5,991	1.846%, 05/05/17	5,998
5,200	2.237%, 05/10/19	5,239
3,779	2.750%, 05/10/23	3,723
3,258	3.017%, 01/16/27	3,142
3,479	3.119%, 05/04/26	3,401
13,920	3.224%, 04/14/24	13,906
2,273	3.245%, 05/06/22	2,325
4,509	3.506%, 03/17/25	4,564
7,330	3.588%, 04/14/27	7,384
7,135	3.814%, 02/10/24	7,404
	Buckeye Partners LP,
2,100	2.650%, 11/15/18	2,115
1,427	3.950%, 12/01/26	1,417
2,000	4.350%, 10/15/24	2,060
2,500	4.875%, 02/01/21	2,660
7,805	5.850%, 11/15/43	8,350
462	Burlington Resources Finance Co., 7.400%, 12/01/31	618
1,794	Burlington Resources, Inc., 8.200%, 03/15/25	2,350

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	65

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
	Canadian Natural Resources Ltd., (Canada),
3,463	3.900%, 02/01/25	3,519
671	5.850%, 02/01/35	748
359	5.900%, 02/01/18	373
4,152	6.250%, 03/15/38	4,868
1,300	6.450%, 06/30/33	1,503
1,794	6.750%, 02/01/39	2,158
359	7.200%, 01/15/32	436
	Cenovus Energy, Inc., (Canada),
1,599	3.000%, 08/15/22	1,564
2,695	4.450%, 09/15/42	2,412
5,616	6.750%, 11/15/39	6,348
	Chevron Corp.,
2,725	2.355%, 12/05/22	2,668
11,130	2.566%, 05/16/23	11,007
5,912	2.895%, 03/03/24	5,912
4,574	4.950%, 03/03/19	4,868
11,698	CNOOC Finance 2015 Australia Pty. Ltd., (China), 2.625%, 05/05/20	11,691
11,233	CNOOC Nexen Finance 2014 ULC, (China), 4.250%, 04/30/24	11,743
471	Conoco Funding Co., 7.250%, 10/15/31	624
1,300	ConocoPhillips, 6.500%, 02/01/39	1,637
	ConocoPhillips Co.,
9,861	3.350%, 11/15/24	9,895
6,328	4.200%, 03/15/21	6,724
	Devon Energy Corp.,
5,180	3.250%, 05/15/22	5,198
2,807	4.750%, 05/15/42	2,765
	Ecopetrol SA, (Colombia),
3,333	4.125%, 01/16/25	3,217
5,409	5.375%, 06/26/26	5,565
2,575	5.875%, 09/18/23	2,794
3,980	Enbridge, Inc., (Canada), 5.500%, 12/01/46	4,311
	Encana Corp., (Canada),
2,090	6.500%, 05/15/19	2,265
1,027	6.500%, 08/15/34	1,175
	Energy Transfer Partners LP,
3,584	3.600%, 02/01/23	3,562
6,594	4.050%, 03/15/25	6,625
3,400	4.200%, 04/15/27	3,415
3,141	5.300%, 04/15/47	3,141
2,284	6.050%, 06/01/41	2,457
2,519	6.500%, 02/01/42	2,845
2,695	7.500%, 07/01/38	3,285

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
4,843	Eni SpA, (Italy), Series EX2, 5.700%, 10/01/40 (e)	4,983
	EnLink Midstream Partners LP,
1,145	2.700%, 04/01/19	1,150
5,421	4.150%, 06/01/25	5,417
3,250	5.050%, 04/01/45	3,100
	Enterprise Products Operating LLC,
3,040	3.700%, 02/15/26	3,078
2,600	3.750%, 02/15/25	2,645
2,687	3.900%, 02/15/24	2,785
2,705	3.950%, 02/15/27	2,787
1,251	4.850%, 03/15/44	1,297
1,189	4.950%, 10/15/54	1,239
1,758	5.100%, 02/15/45	1,886
1,259	5.950%, 02/01/41	1,469
900	7.550%, 04/15/38	1,199
515	Series H, 6.650%, 10/15/34	635
1,924	Series J, 5.750%, 03/01/35	2,181
	EOG Resources, Inc.,
2,164	2.625%, 03/15/23	2,108
4,753	4.100%, 02/01/21	5,017
4,120	5.100%, 01/15/36	4,538
1,614	6.875%, 10/01/18	1,733
	Exxon Mobil Corp.,
3,874	2.397%, 03/06/22	3,879
3,126	2.726%, 03/01/23	3,132
2,398	3.043%, 03/01/26	2,392
2,726	4.114%, 03/01/46	2,847
	Gulf South Pipeline Co. LP,
4,598	4.000%, 06/15/22	4,717
920	6.300%, 08/15/17 (e)	939
8,000	Hess Corp., 6.000%, 01/15/40	8,462
1,036	Husky Energy, Inc., (Canada), 6.150%, 06/15/19	1,127
	Kerr-McGee Corp.,
1,103	6.950%, 07/01/24	1,320
11,707	7.875%, 09/15/31	15,282
	Magellan Midstream Partners LP,
2,338	3.200%, 03/15/25	2,281
2,987	4.200%, 12/01/42	2,767
7,133	5.150%, 10/15/43	7,680
1,794	6.550%, 07/15/19	1,970
	Marathon Oil Corp.,
6,517	2.800%, 11/01/22	6,324
2,528	5.900%, 03/15/18	2,631
2,511	6.000%, 10/01/17	2,567

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
3,980	Marathon Petroleum Corp., 3.625%, 09/15/24	3,955
	MPLX LP,
6,360	4.875%, 12/01/24	6,790
2,341	5.200%, 03/01/47	2,391
	Noble Energy, Inc.,
2,200	5.050%, 11/15/44	2,290
5,216	5.625%, 05/01/21	5,391
2,610	6.000%, 03/01/41	2,995
	Occidental Petroleum Corp.,
3,457	3.400%, 04/15/26	3,474
6,636	3.500%, 06/15/25	6,764
	ONEOK Partners LP,
3,960	3.200%, 09/15/18	4,036
1,164	3.375%, 10/01/22	1,167
13,625	4.900%, 03/15/25	14,587
2,576	5.000%, 09/15/23	2,796
1,825	6.650%, 10/01/36	2,130
3,000	8.625%, 03/01/19	3,364
	Petro-Canada, (Canada),
2,286	6.050%, 05/15/18	2,401
3,677	6.800%, 05/15/38	4,818
	Petroleos Mexicanos, (Mexico),
4,433	4.250%, 01/15/25	4,211
6,403	4.500%, 01/23/26	6,034
9,775	4.625%, 09/21/23	9,794
2,165	4.875%, 01/18/24	2,173
1,565	5.500%, 06/27/44	1,337
4,042	5.625%, 01/23/46	3,481
4,385	6.375%, 02/04/21	4,762
4,650	6.375%, 01/23/45	4,391
10,944	6.500%, 03/13/27 (e)	11,590
4,700	6.625%, 06/15/35	4,735
12,012	6.750%, 09/21/47	11,832
3,644	6.875%, 08/04/26	3,980
	Phillips 66,
2,099	2.950%, 05/01/17	2,105
1,181	4.300%, 04/01/22	1,265
	Phillips 66 Partners LP,
1,453	3.550%, 10/01/26	1,410
3,078	4.900%, 10/01/46	3,030
	Plains All American Pipeline LP,
1,938	2.600%, 12/15/19	1,943
7,000	3.600%, 11/01/24	6,834

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
16,535	4.650%, 10/15/25	17,236
9,221	4.900%, 02/15/45	8,802
	Schlumberger Holdings Corp.,
6,120	3.625%, 12/21/22 (e)	6,361
740	4.000%, 12/21/25 (e)	779
4,132	Sinopec Group Overseas Development 2013 Ltd., (China), 4.375%, 10/17/23 (e)	4,390
	Spectra Energy Capital LLC,
6,334	3.300%, 03/15/23	6,249
2,197	5.650%, 03/01/20	2,348
2,233	7.500%, 09/15/38	2,780
4,475	8.000%, 10/01/19	5,072
	Spectra Energy Partners LP,
2,658	2.950%, 09/25/18	2,693
4,750	3.500%, 03/15/25	4,682
1,866	4.500%, 03/15/45	1,801
1,801	5.950%, 09/25/43	2,079
	Statoil ASA, (Norway),
2,646	1.150%, 05/15/18	2,636
1,917	1.200%, 01/17/18	1,913
2,430	2.450%, 01/17/23	2,386
5,765	2.650%, 01/15/24	5,680
3,320	3.150%, 01/23/22	3,404
3,461	3.250%, 11/10/24	3,520
1,673	4.250%, 11/23/41	1,724
3,318	5.250%, 04/15/19	3,547
	Suncor Energy, Inc., (Canada),
11,584	5.950%, 12/01/34	13,863
1,704	6.100%, 06/01/18	1,796
	Sunoco Logistics Partners Operations LP,
4,366	3.900%, 07/15/26	4,314
1,814	4.250%, 04/01/24	1,850
5,160	4.400%, 04/01/21	5,467
600	4.650%, 02/15/22	639
1,840	5.300%, 04/01/44	1,858
6,969	5.350%, 05/15/45	7,098
5,495	6.100%, 02/15/42	5,924
6,209	Texas Eastern Transmission LP, 2.800%, 10/15/22 (e)	6,052
	Tosco Corp.,
3,408	7.800%, 01/01/27	4,422
3,139	8.125%, 02/15/30	4,364
5,675	Total Capital Canada Ltd., (France), 2.750%, 07/15/23	5,653

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	67

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
	Total Capital International SA, (France),
5,044	1.550%, 06/28/17	5,051
1,256	2.700%, 01/25/23	1,252
5,000	2.750%, 06/19/21	5,086
1,989	3.750%, 04/10/24	2,082
	TransCanada PipeLines Ltd., (Canada),
4,155	4.875%, 01/15/26	4,667
6,345	6.200%, 10/15/37	8,041
1,704	6.500%, 08/15/18	1,819
2,377	7.125%, 01/15/19	2,589
1,883	7.250%, 08/15/38	2,613
1,545	Valero Energy Corp., 7.500%, 04/15/32	1,968
	Western Gas Partners LP,
3,421	4.650%, 07/01/26	3,578
607	5.375%, 06/01/21	659
1,855	5.450%, 04/01/44	1,967
2,982	Williams Partners LP, 4.875%, 05/15/23	3,086

		735,126

	Total Energy	758,520

	Financials — 10.1%
	Banks — 4.5%
	ABN AMRO Bank NV, (Netherlands),
9,759	1.800%, 06/04/18 (e)	9,732
3,394	2.500%, 10/30/18 (e)	3,425
7,879	4.750%, 07/28/25 (e)	8,070
	ANZ New Zealand Int’l Ltd., (New Zealand),
5,200	2.600%, 09/23/19 (e)	5,242
3,016	2.850%, 08/06/20 (e)	3,056
	Australia & New Zealand Banking Group Ltd., (Australia),
5,560	1.450%, 05/15/18	5,548
1,834	4.400%, 05/19/26 (e)	1,887
2,571	4.875%, 01/12/21 (e)	2,787
	Bank of America Corp.,
14,852	2.000%, 01/11/18	14,921
12,693	3.300%, 01/11/23	12,777
7,598	3.500%, 04/19/26	7,537
24,248	3.875%, 08/01/25	24,783
3,403	4.000%, 04/01/24	3,543
12,373	4.000%, 01/22/25	12,495
530	4.100%, 07/24/23	555
1,890	4.125%, 01/22/24	1,978
5,998	4.200%, 08/26/24	6,190
6,055	4.250%, 10/22/26	6,171

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
5,041	4.450%, 03/03/26	5,228
11,565	5.000%, 05/13/21	12,581
15,875	5.625%, 07/01/20	17,491
7,155	5.650%, 05/01/18	7,467
2,959	5.700%, 01/24/22	3,324
4,155	5.750%, 12/01/17	4,285
19,000	6.400%, 08/28/17	19,468
11,523	6.875%, 04/25/18	12,182
3,140	7.625%, 06/01/19	3,518
10,870	Series L, 2.250%, 04/21/20	10,872
2,530	Series L, 2.650%, 04/01/19	2,563
8,782	Series L, 3.950%, 04/21/25	8,814
	Bank of Montreal, (Canada),
5,996	1.400%, 09/11/17	6,000
6,305	2.375%, 01/25/19	6,373
7,632	2.550%, 11/06/22	7,578
	Bank of Nova Scotia (The), (Canada),
7,533	1.450%, 04/25/18	7,528
13,000	1.700%, 06/11/18	13,011
4,470	1.875%, 09/20/21 (e)	4,360
1,977	Banque Federative du Credit Mutuel SA, (France), 2.000%, 04/12/19 (e)	1,968
	Barclays Bank plc, (United Kingdom),
2,392	2.250%, 05/10/17 (e)	2,396
3,318	6.050%, 12/04/17 (e)	3,419
	Barclays plc, (United Kingdom),
8,888	3.200%, 08/10/21	8,945
15,214	3.650%, 03/16/25	14,840
2,993	4.375%, 01/12/26	3,048
2,605	5.250%, 08/17/45	2,781
	BB&T Corp.,
3,334	1.600%, 08/15/17	3,338
2,200	2.050%, 05/10/21	2,173
6,000	2.625%, 06/29/20	6,080
2,466	5.250%, 11/01/19	2,667
1,480	6.850%, 04/30/19	1,628
	BNP Paribas SA, (France),
3,000	4.375%, 09/28/25 (e)	2,980
4,000	4.375%, 05/12/26 (e)	3,957
	BNZ International Funding Ltd., (New Zealand),
4,300	2.100%, 09/14/21 (e)	4,181
3,708	2.350%, 03/04/19 (e)	3,726

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Banks — continued
	Canadian Imperial Bank of Commerce, (Canada),
2,740	1.600%, 09/06/19	2,714
12,882	2.250%, 07/21/20 (e)	12,909
22,474	Capital One Bank USA NA, 3.375%, 02/15/23	22,585
	Capital One NA,
5,909	2.350%, 08/17/18	5,948
4,190	2.400%, 09/05/19	4,213
	Citigroup, Inc.,
7,450	1.700%, 04/27/18	7,448
5,000	1.750%, 05/01/18	5,001
5,915	1.800%, 02/05/18	5,932
7,940	2.050%, 12/07/18	7,961
7,289	2.150%, 07/30/18	7,323
2,309	2.350%, 08/02/21	2,275
5,000	2.400%, 02/18/20	5,015
8,395	2.700%, 03/30/21	8,405
6,100	3.400%, 05/01/26	5,966
12,625	3.700%, 01/12/26	12,666
3,077	3.875%, 03/26/25	3,064
1,491	4.125%, 07/25/28	1,478
6,200	4.300%, 11/20/26	6,310
7,400	4.400%, 06/10/25	7,600
2,622	4.650%, 07/30/45	2,770
6,570	4.750%, 05/18/46	6,608
698	5.300%, 05/06/44	757
4,296	5.500%, 09/13/25	4,732
1,842	5.875%, 01/30/42	2,235
3,363	6.625%, 01/15/28	4,045
1,424	8.125%, 07/15/39	2,127
1,590	Citizens Financial Group, Inc., 2.375%, 07/28/21	1,569
1,250	Comerica Bank, 5.200%, 08/22/17	1,271
	Comerica, Inc.,
2,140	2.125%, 05/23/19	2,139
1,148	3.800%, 07/22/26	1,147
	Commonwealth Bank of Australia, (Australia),
4,035	2.000%, 09/06/21 (e)	3,927
7,264	2.250%, 03/16/17 (e)	7,267
4,920	4.500%, 12/09/25 (e)	5,114
	Cooperatieve Rabobank UA, (Netherlands),
5,500	2.500%, 01/19/21	5,498
11,498	3.875%, 02/08/22	12,145
7,438	4.375%, 08/04/25	7,587
3,139	5.800%, 09/30/10[1] (e)	3,605

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
	Credit Agricole SA, (France),
6,616	4.125%, 01/10/27 (e)	6,545
12,320	4.375%, 03/17/25 (e)	12,198
	Credit Suisse Group Funding Guernsey Ltd., (Switzerland),
1,764	2.750%, 03/26/20	1,759
2,429	3.750%, 03/26/25	2,392
2,746	3.800%, 09/15/22	2,775
8,035	3.800%, 06/09/23	8,043
5,016	4.550%, 04/17/26	5,190
3,089	4.875%, 05/15/45	3,170
	Danske Bank A/S, (Denmark),
4,287	2.000%, 09/08/21 (e)	4,176
4,254	2.700%, 03/02/22 (e)	4,245
	Discover Bank,
2,185	3.100%, 06/04/20	2,224
6,500	3.200%, 08/09/21	6,580
7,685	4.200%, 08/08/23	8,067
7,022	Fifth Third Bancorp, 2.875%, 07/27/20	7,140
	Fifth Third Bank,
6,100	2.375%, 04/25/19	6,165
2,846	2.875%, 10/01/21	2,885
	HSBC Bank plc, (United Kingdom),
8,206	1.500%, 05/15/18 (e)	8,180
5,346	4.125%, 08/12/20 (e)	5,618
8,968	4.750%, 01/19/21 (e)	9,608
	HSBC Holdings plc, (United Kingdom),
8,335	2.650%, 01/05/22	8,215
16,403	3.600%, 05/25/23	16,696
12,977	4.000%, 03/30/22	13,568
2,932	4.250%, 08/18/25	2,977
3,162	4.375%, 11/23/26	3,197
6,457	6.100%, 01/14/42	8,125
	Huntington Bancshares, Inc.,
10,169	2.300%, 01/14/22	9,911
2,357	3.150%, 03/14/21	2,399
	Huntington National Bank (The),
709	2.000%, 06/30/18	710
6,583	2.875%, 08/20/20	6,680
	Industrial & Commercial Bank of China Ltd., (China),
4,225	2.351%, 11/13/17	4,233
6,900	2.452%, 10/20/21	6,760
4,225	KeyBank NA, 3.180%, 05/22/22	4,270

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	69

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Banks — continued
	KeyCorp,
2,136	2.900%, 09/15/20	2,174
2,200	5.100%, 03/24/21	2,408
	Lloyds Banking Group plc, (United Kingdom),
6,788	3.000%, 01/11/22	6,776
9,304	3.750%, 01/11/27	9,229
4,700	4.582%, 12/10/25	4,786
4,036	Manufacturers & Traders Trust Co., 6.625%, 12/04/17	4,190
	Mitsubishi UFJ Financial Group, Inc., (Japan),
3,463	2.527%, 09/13/23	3,352
6,006	2.950%, 03/01/21	6,063
2,713	2.998%, 02/22/22	2,732
	Mizuho Bank Ltd., (Japan),
3,021	1.800%, 03/26/18 (e)	3,024
3,167	2.650%, 09/25/19 (e)	3,194
	Mizuho Financial Group, Inc., (Japan),
4,462	2.632%, 04/12/21 (e)	4,431
1,449	2.953%, 02/28/22	1,449
3,242	MUFG Americas Holdings Corp., 2.250%, 02/10/20	3,239
17,936	National Australia Bank Ltd., (Australia), 2.000%, 06/20/17 (e)	17,977
3,587	National City Bank, 5.800%, 06/07/17	3,628
	Nordea Bank AB, (Sweden),
2,242	1.625%, 05/15/18 (e)	2,237
13,766	3.125%, 03/20/17 (e)	13,780
6,408	4.250%, 09/21/22 (e)	6,643
	PNC Bank NA,
2,855	1.950%, 03/04/19	2,862
2,000	6.875%, 04/01/18	2,108
	PNC Financial Services Group, Inc. (The),
1,500	3.900%, 04/29/24	1,556
5,904	4.375%, 08/11/20	6,303
5,112	5.125%, 02/08/20	5,533
1,839	6.700%, 06/10/19	2,032
5,000	SUB, 2.854%, 11/09/22	4,981
6,594	Regions Financial Corp., 3.200%, 02/08/21	6,719
	Royal Bank of Canada, (Canada),
8,000	1.875%, 02/05/20	7,931
10,700	2.000%, 10/01/18	10,762
3,885	2.000%, 12/10/18	3,903
1,345	2.200%, 07/27/18	1,356
6,315	Series CB8, 1.200%, 09/19/17	6,314
6,150	Royal Bank of Scotland Group plc, (United Kingdom), 3.875%, 09/12/23	6,068

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
6,200	Santander Issuances SAU, (Spain), 5.179%, 11/19/25	6,360
	Santander UK Group Holdings plc, (United Kingdom),
6,200	2.875%, 08/05/21	6,137
3,011	3.125%, 01/08/21	3,031
6,414	Santander UK plc, (United Kingdom), 2.500%, 03/14/19	6,468
2,594	Skandinaviska Enskilda Banken AB, (Sweden), 1.750%, 03/19/18 (e)	2,593
	Societe Generale SA, (France),
6,000	2.500%, 04/08/21 (e)	5,924
5,280	4.000%, 01/12/27 (e)	5,142
2,197	SouthTrust Bank, 7.690%, 05/15/25	2,747
10,603	SpareBank 1 Boligkreditt A/S, (Norway), 1.750%, 11/15/19 (e)	10,498
5,938	Stadshypotek AB, (Sweden), 1.875%, 10/02/19 (e)	5,915
	Standard Chartered plc, (United Kingdom),
8,631	4.050%, 04/12/26 (e)	8,727
5,291	5.200%, 01/26/24 (e)	5,594
	Sumitomo Mitsui Financial Group, Inc., (Japan),
4,262	2.058%, 07/14/21	4,151
3,620	2.442%, 10/19/21	3,569
6,102	2.632%, 07/14/26	5,685
8,755	2.846%, 01/11/22	8,755
2,517	3.010%, 10/19/26	2,411
505	SunTrust Bank, 7.250%, 03/15/18	532
	SunTrust Banks, Inc.,
3,062	2.700%, 01/27/22	3,061
2,637	2.900%, 03/03/21	2,671
897	6.000%, 09/11/17	918
	Toronto-Dominion Bank (The), (Canada),
12,555	1.500%, 03/13/17 (e)	12,556
4,828	1.750%, 07/23/18	4,843
1,487	1.800%, 07/13/21	1,450
1,501	1.950%, 01/22/19	1,509
1,501	2.125%, 04/07/21	1,485
4,063	2.250%, 11/05/19	4,099
5,021	VAR, 3.625%, 09/15/31	4,946
	US Bancorp,
5,036	1.650%, 05/15/17	5,039
3,289	3.000%, 03/15/22	3,357
3,191	4.125%, 05/24/21	3,421
1,256	7.500%, 06/01/26	1,621
9,800	Series V, 2.375%, 07/22/26	9,187

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Banks — continued
6,833	US Bank NA, 2.800%, 01/27/25	6,742
	Wachovia Corp.,
2,735	5.750%, 06/15/17	2,771
29,966	5.750%, 02/01/18	31,123
	Wells Fargo & Co.,
10,156	2.600%, 07/22/20	10,277
6,811	3.000%, 02/19/25	6,666
3,843	3.000%, 04/22/26	3,712
10,110	3.069%, 01/24/23	10,150
10,308	3.300%, 09/09/24	10,352
8,071	3.500%, 03/08/22	8,367
5,921	4.100%, 06/03/26	6,058
2,925	4.300%, 07/22/27	3,045
7,623	4.600%, 04/01/21	8,222
6,442	4.650%, 11/04/44	6,602
2,755	5.606%, 01/15/44	3,229
8,237	5.625%, 12/11/17	8,499
7,300	Series N, 2.150%, 01/30/20	7,310
13,622	Wells Fargo Bank NA, 6.000%, 11/15/17	14,051
	Westpac Banking Corp., (Australia),
6,405	2.000%, 03/03/20 (e)	6,376
5,830	2.800%, 01/11/22	5,874
3,810	3.350%, 03/08/27	3,808
9,606	4.875%, 11/19/19	10,295
2,045	VAR, 4.322%, 11/23/31	2,065

		1,255,260

	Capital Markets — 2.3%
	Ameriprise Financial, Inc.,
8,146	2.875%, 09/15/26	7,845
5,650	4.000%, 10/15/23	5,989
	Bank of New York Mellon Corp. (The),
2,020	2.050%, 05/03/21	1,988
4,310	2.200%, 03/04/19	4,342
3,110	2.200%, 08/16/23	2,975
8,088	2.600%, 08/17/20	8,191
1,043	2.800%, 05/04/26	1,012
3,800	3.250%, 09/11/24	3,852
3,089	3.550%, 09/23/21	3,224
3,363	4.600%, 01/15/20	3,604
3,335	Series 0012, 3.650%, 02/04/24	3,486
1,667	Series G, 2.200%, 05/15/19	1,683
	BlackRock, Inc.,
4,287	3.375%, 06/01/22	4,474
3,515	3.500%, 03/18/24	3,684

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — continued
4,145	4.250%, 05/24/21	4,459
4,190	Series 2, 5.000%, 12/10/19	4,557
	Blackstone Holdings Finance Co. LLC,
3,107	4.450%, 07/15/45 (e)	2,972
12,555	5.875%, 03/15/21 (e)	14,071
2,690	CDP Financial, Inc., (Canada), 4.400%, 11/25/19 (e)	2,866
	Charles Schwab Corp. (The),
5,710	3.200%, 03/02/27	5,696
1,435	3.225%, 09/01/22	1,473
	CME Group, Inc.,
9,865	3.000%, 09/15/22	10,103
5,537	3.000%, 03/15/25	5,560
1,004	5.300%, 09/15/43	1,206
	Credit Suisse AG, (Switzerland),
2,955	1.750%, 01/29/18	2,959
3,733	2.300%, 05/28/19	3,756
1,626	3.000%, 10/29/21	1,643
2,700	3.625%, 09/09/24	2,743
8,007	Credit Suisse Group AG, (Switzerland), 3.574%, 01/09/23 (e)	7,983
	Deutsche Bank AG, (Germany),
4,299	1.875%, 02/13/18	4,298
3,849	2.950%, 08/20/20	3,841
6,151	3.375%, 05/12/21	6,184
7,819	6.000%, 09/01/17	7,983
2,242	FMR LLC, 6.450%, 11/15/39 (e)	2,844
	Goldman Sachs Group, Inc. (The),
5,530	2.350%, 11/15/21	5,413
6,428	2.600%, 04/23/20	6,470
4,682	2.625%, 01/31/19	4,739
2,045	2.625%, 04/25/21	2,045
2,975	2.750%, 09/15/20	3,000
5,930	2.875%, 02/25/21	5,992
4,008	3.500%, 01/23/25	4,015
7,665	3.500%, 11/16/26	7,528
2,287	3.625%, 01/22/23	2,345
2,971	3.750%, 05/22/25	3,014
6,898	3.850%, 07/08/24	7,093
14,127	3.850%, 01/26/27	14,272
12,326	4.000%, 03/03/24	12,827
10,573	4.250%, 10/21/25	10,839
3,501	5.250%, 07/27/21	3,850
14,150	5.375%, 03/15/20	15,352
6,753	5.750%, 01/24/22	7,606

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	71

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Capital Markets — continued
11,181	5.950%, 01/18/18	11,604
1,435	6.750%, 10/01/37	1,798
29,379	7.500%, 02/15/19	32,464
13,156	Series D, 6.000%, 06/15/20	14,604
	ING Bank NV, (Netherlands),
6,000	1.650%, 08/15/19 (e)	5,921
9,890	2.000%, 11/26/18 (e)	9,888
	Intercontinental Exchange, Inc.,
2,108	2.500%, 10/15/18	2,137
5,021	4.000%, 10/15/23	5,359
	Invesco Finance plc,
2,510	3.750%, 01/15/26	2,575
3,914	4.000%, 01/30/24	4,111
	Jefferies Group LLC,
1,184	4.850%, 01/15/27	1,214
2,466	5.125%, 04/13/18	2,550
5,022	6.450%, 06/08/27	5,633
8,295	6.875%, 04/15/21	9,474
6,482	Legg Mason, Inc., 4.750%, 03/15/26	6,835
	Macquarie Bank Ltd., (Australia),
19,160	1.600%, 10/27/17 (e)	19,173
7,499	2.600%, 06/24/19 (e)	7,570
6,300	2.850%, 07/29/20 (e)	6,343
6,300	4.000%, 07/29/25 (e)	6,537
	Macquarie Group Ltd., (Australia),
4,125	6.000%, 01/14/20 (e)	4,487
9,649	6.250%, 01/14/21 (e)	10,765
	Morgan Stanley,
7,500	2.500%, 04/21/21	7,470
4,100	2.650%, 01/27/20	4,145
13,243	2.800%, 06/16/20	13,409
2,254	3.125%, 07/27/26	2,170
5,370	3.625%, 01/20/27	5,350
7,335	3.700%, 10/23/24	7,492
6,405	3.875%, 01/27/26	6,534
19,814	4.000%, 07/23/25	20,514
9,880	4.100%, 05/22/23	10,244
1,640	4.350%, 09/08/26	1,688
9,322	5.000%, 11/24/25	10,052
3,130	5.500%, 07/24/20	3,432
4,701	5.500%, 07/28/21	5,225
12,752	5.625%, 09/23/19	13,814
6,509	5.750%, 01/25/21	7,254
960	5.950%, 12/28/17	994
8,631	6.625%, 04/01/18	9,075
7,533	7.300%, 05/13/19	8,362

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — continued
2,610	Nomura Holdings, Inc., (Japan), 6.700%, 03/04/20	2,913
	State Street Corp.,
3,191	3.100%, 05/15/23	3,223
17,629	3.550%, 08/18/25	18,177
5,771	3.700%, 11/20/23	6,041
2,279	TD Ameritrade Holding Corp., 2.950%, 04/01/22	2,308
	Thomson Reuters Corp.,
3,119	3.850%, 09/29/24	3,198
8,115	3.950%, 09/30/21	8,435
2,716	4.500%, 05/23/43	2,607
1,928	4.700%, 10/15/19	2,043

		627,157

	Consumer Finance — 1.0%
4,394	American Express Centurion Bank, 6.000%, 09/13/17	4,502
2,466	American Express Co., 7.000%, 03/19/18	2,604
	American Express Credit Corp.,
7,553	1.800%, 07/31/18	7,570
7,225	1.875%, 11/05/18	7,250
10,951	2.250%, 05/05/21	10,868
7,590	2.375%, 05/26/20	7,622
	American Honda Finance Corp.,
3,055	2.125%, 10/10/18	3,081
598	2.250%, 08/15/19	604
1,185	2.300%, 09/09/26	1,111
5,285	2.900%, 02/16/24	5,298
1,335	7.625%, 10/01/18 (e)	1,458
	Capital One Financial Corp.,
6,093	3.200%, 02/05/25	5,989
5,797	3.750%, 04/24/24	5,954
7,424	3.750%, 07/28/26	7,265
7,925	4.200%, 10/29/25	8,057
	Caterpillar Financial Services Corp.,
3,879	1.931%, 10/01/21 (e)	3,775
3,353	2.250%, 12/01/19	3,381
5,040	2.400%, 08/09/26	4,775
3,873	2.850%, 06/01/22	3,906
538	7.150%, 02/15/19	593
	Ford Motor Credit Co. LLC,
5,190	1.684%, 09/08/17	5,197
2,690	2.145%, 01/09/18	2,701
6,244	2.240%, 06/15/18	6,272
2,196	2.375%, 03/12/19	2,205

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Consumer Finance — continued
10,210	3.000%, 06/12/17	10,257
3,709	3.096%, 05/04/23	3,646
6,991	3.336%, 03/18/21	7,115
9,679	3.810%, 01/09/24	9,761
7,923	4.134%, 08/04/25	8,022
8,535	4.375%, 08/06/23	8,941
	General Motors Financial Co., Inc.,
3,163	3.100%, 01/15/19	3,220
7,227	3.200%, 07/13/20	7,366
5,107	3.200%, 07/06/21	5,160
6,990	3.450%, 01/14/22	7,088
8,201	3.700%, 05/09/23	8,275
2,200	4.000%, 01/15/25	2,217
10,273	4.000%, 10/06/26	10,225
5,275	4.300%, 07/13/25	5,373
4,447	4.350%, 01/17/27	4,527
276	HSBC Finance Corp., 7.350%, 11/27/32	348
	HSBC USA, Inc.,
6,681	1.625%, 01/16/18	6,687
7,174	2.350%, 03/05/20	7,170
	John Deere Capital Corp.,
4,869	1.200%, 10/10/17	4,869
1,073	1.700%, 01/15/20	1,065
2,915	2.450%, 09/11/20	2,944
3,237	2.800%, 01/27/23	3,248
6,356	2.800%, 03/06/23	6,378
2,234	3.150%, 10/15/21	2,308
	PACCAR Financial Corp.,
2,175	1.300%, 05/10/19	2,157
4,103	1.400%, 05/18/18	4,103
3,536	1.600%, 03/15/17	3,537
14,832	Synchrony Financial, 3.700%, 08/04/26	14,553
	Toyota Motor Credit Corp.,
3,498	1.375%, 01/10/18	3,501
5,109	1.450%, 01/12/18	5,115
4,484	1.750%, 05/22/17	4,491
2,179	1.900%, 04/08/21	2,141

		287,846

	Diversified Financial Services — 1.0%
3,849	AerCap Ireland Capital DAC, (Netherlands), 3.500%, 05/26/22	3,910
6,654	Bank of America NA, 5.300%, 03/15/17	6,663
	Berkshire Hathaway, Inc.,
2,326	3.000%, 02/11/23	2,372

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

	Diversified Financial Services — continued
18,815	3.400%, 01/31/22	19,852
5,254	3.750%, 08/15/21	5,573
	GE Capital International Funding Co. Unlimited Co.,
44,099	2.342%, 11/15/20	44,454
4,726	3.373%, 11/15/25	4,870
22,478	4.418%, 11/15/35	24,063
	National Rural Utilities Cooperative Finance Corp.,
2,585	2.950%, 02/07/24	2,599
1,933	10.375%, 11/01/18	2,206
	Nationwide Building Society, (United Kingdom),
2,635	2.450%, 07/27/21 (e)	2,603
7,480	4.000%, 09/14/26 (e)	7,204
	Private Export Funding Corp.,
10,700	Series EE, 2.800%, 05/15/22	10,989
12,505	Series KK, 3.550%, 01/15/24	13,359
8,428	Series Z, 4.375%, 03/15/19	8,913
9,040	Protective Life Global Funding, 1.999%, 09/14/21 (e)	8,769
	Shell International Finance BV, (Netherlands),
4,381	1.125%, 08/21/17	4,378
8,042	2.125%, 05/11/20	8,064
19,688	2.875%, 05/10/26	19,152
19,323	4.000%, 05/10/46	18,860
7,389	4.125%, 05/11/35	7,610
2,690	4.300%, 09/22/19	2,849
7,695	4.375%, 03/25/20	8,219
5,381	6.375%, 12/15/38	7,061
	Siemens Financieringsmaatschappij NV, (Germany),
6,000	2.350%, 10/15/26 (e)	5,629
4,371	2.900%, 05/27/22 (e)	4,429
6,050	3.300%, 09/15/46 (e)	5,395
3,421	4.400%, 05/27/45 (e)	3,661
	UBS Group Funding Jersey Ltd., (Switzerland),
7,735	2.650%, 02/01/22 (e)	7,562
2,500	4.125%, 09/24/25 (e)	2,548
6,471	4.125%, 04/15/26 (e)	6,581
4,230	Voya Financial, Inc., 3.650%, 06/15/26	4,174

		284,571

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	73

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Insurance — 1.2%
8,295	AIG SunAmerica Global Financing X, 6.900%, 03/15/32 (e)	10,762
3,650	Allstate Corp. (The), 3.150%, 06/15/23	3,730
	American International Group, Inc.,
2,671	3.750%, 07/10/25	2,690
3,407	3.875%, 01/15/35	3,185
5,758	4.125%, 02/15/24	5,983
7,065	4.700%, 07/10/35	7,275
1,496	Aon Corp., 6.250%, 09/30/40	1,807
3,083	Aon plc, 3.875%, 12/15/25	3,165
	Arch Capital Finance LLC,
459	4.011%, 12/15/26	473
2,660	5.031%, 12/15/46	2,846
	Berkshire Hathaway Finance Corp.,
870	1.300%, 05/15/18	870
2,795	4.300%, 05/15/43	2,942
13,241	4.400%, 05/15/42	14,037
10,493	5.400%, 05/15/18	10,972
1,166	5.750%, 01/15/40	1,466
1,013	Chubb Corp. (The), 5.750%, 05/15/18	1,064
	Chubb INA Holdings, Inc.,
2,420	2.300%, 11/03/20	2,430
3,418	2.875%, 11/03/22	3,455
	CNA Financial Corp.,
2,633	3.950%, 05/15/24	2,713
1,921	4.500%, 03/01/26	2,033
9,929	Dai-ichi Life Insurance Co. Ltd. (The), (Japan), VAR, 4.000%, 07/24/26 (e) (x) (y)	9,671
1,663	Guardian Life Insurance Co. of America (The), 4.850%, 01/24/77 (e)	1,673
	Jackson National Life Global Funding,
3,581	1.875%, 10/15/18 (e)	3,589
4,774	3.050%, 04/29/26 (e)	4,647
2,690	4.700%, 06/01/18 (e)	2,784
	Liberty Mutual Group, Inc.,
3,049	4.950%, 05/01/22 (e)	3,317
6,000	6.500%, 03/15/35 (e)	7,328
	Liberty Mutual Insurance Co.,
620	7.875%, 10/15/26 (e)	790
700	8.500%, 05/15/25 (e)	895
	Lincoln National Corp.,
1,925	4.000%, 09/01/23	2,003
3,761	4.200%, 03/15/22	3,983
111	6.150%, 04/07/36	131
11,200	Manulife Financial Corp., (Canada), VAR, 4.061%, 02/24/32	11,243

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

	Insurance — continued
	Marsh & McLennan Cos., Inc.,
5,001	2.350%, 03/06/20	5,017
1,539	2.750%, 01/30/22	1,546
1,991	3.300%, 03/14/23	2,030
	Massachusetts Mutual Life Insurance Co.,
1,767	5.375%, 12/01/41 (e)	2,047
1,070	8.875%, 06/01/39 (e)	1,672
	MassMutual Global Funding II,
14,348	2.100%, 08/02/18 (e)	14,456
3,346	2.500%, 10/17/22 (e)	3,277
	MetLife, Inc.,
2,027	4.050%, 03/01/45	1,978
2,000	4.875%, 11/13/43	2,191
200	6.375%, 06/15/34	256
731	Series A, 6.817%, 08/15/18	784
	Metropolitan Life Global Funding I,
12,099	1.500%, 01/10/18 (e)	12,110
18,348	2.300%, 04/10/19 (e)	18,516
12,858	3.875%, 04/11/22 (e)	13,567
11,147	Nationwide Mutual Insurance Co., 9.375%, 08/15/39 (e)	17,355
	New York Life Global Funding,
1,806	1.950%, 02/11/20 (e)	1,798
29,382	2.150%, 06/18/19 (e)	29,571
3,587	Pacific Life Global Funding, 5.000%, 05/15/17 (e)	3,613
7,504	Pacific Life Insurance Co., 9.250%, 06/15/39 (e)	11,629
1,343	Pricoa Global Funding I, 1.600%, 05/29/18 (e)	1,343
794	Principal Financial Group, Inc., 3.125%, 05/15/23	795
1,200	Principal Life Global Funding II, 2.375%, 11/21/21 (e)	1,187
7,544	Progressive Corp. (The), 2.450%, 01/15/27	7,103
7,284	Prudential Financial, Inc., Series B, 5.750%, 07/15/33	8,598
10,349	Prudential Insurance Co. of America (The), 8.300%, 07/01/25 (e)	13,592
	Reliance Standard Life Global Funding II,
660	2.500%, 01/15/20 (e)	660
2,597	3.050%, 01/20/21 (e)	2,615
3,653	Teachers Insurance & Annuity Association of America, 4.900%, 09/15/44 (e)	4,008
960	Travelers Cos., Inc. (The), 5.800%, 05/15/18	1,007

		320,273

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Thrifts & Mortgage Finance — 0.1%
	BPCE SA, (France),
5,650	1.625%, 01/26/18	5,643
4,230	3.375%, 12/02/26	4,174
6,100	4.625%, 07/11/24 (e)	6,030
5,500	5.700%, 10/22/23 (e)	5,813

		21,660

	Total Financials	2,796,767

	Health Care — 1.5%
	Biotechnology — 0.6%
	AbbVie, Inc.,
7,526	2.000%, 11/06/18	7,563
15,957	2.900%, 11/06/22	15,861
5,328	3.200%, 11/06/22	5,373
4,776	3.600%, 05/14/25	4,755
2,129	4.300%, 05/14/36	2,078
21,614	4.500%, 05/14/35	21,672
	Amgen, Inc.,
1,066	2.125%, 05/01/20	1,065
6,278	3.625%, 05/15/22	6,502
3,005	3.625%, 05/22/24	3,096
1,000	4.400%, 05/01/45	982
20,892	4.663%, 06/15/51	21,094
4,336	4.950%, 10/01/41	4,605
1,771	5.700%, 02/01/19	1,902
	Baxalta, Inc.,
3,356	3.600%, 06/23/22	3,409
1,096	5.250%, 06/23/45	1,192
	Biogen, Inc.,
5,466	3.625%, 09/15/22	5,653
1,383	5.200%, 09/15/45	1,509
	Celgene Corp.,
5,762	2.875%, 08/15/20	5,849
8,865	3.250%, 08/15/22	8,978
6,875	3.625%, 05/15/24	6,933
4,195	5.700%, 10/15/40	4,662
	Gilead Sciences, Inc.,
4,844	2.500%, 09/01/23	4,695
3,850	3.650%, 03/01/26	3,911
3,770	3.700%, 04/01/24	3,878
1,725	4.000%, 09/01/36	1,663
4,758	4.600%, 09/01/35	4,932

		153,812

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — 0.1%
5,609	Abbott Laboratories, 3.400%, 11/30/23	5,634
	Becton Dickinson and Co.,
898	2.675%, 12/15/19	912
710	3.734%, 12/15/24	734
2,500	Danaher Corp., 2.400%, 09/15/20	2,524
2,330	Liberty Property LP, 3.250%, 10/01/26	2,249
	Medtronic, Inc.,
2,676	3.125%, 03/15/22	2,737
2,530	3.150%, 03/15/22	2,601
6,075	4.375%, 03/15/35	6,459
	Stryker Corp.,
904	3.500%, 03/15/26	921
910	4.100%, 04/01/43	879

		25,650

	Health Care Providers & Services — 0.4%
	Aetna, Inc.,
3,654	2.800%, 06/15/23	3,633
2,752	4.250%, 06/15/36	2,785
1,777	4.500%, 05/15/42	1,852
2,959	6.750%, 12/15/37	3,962
	Anthem, Inc.,
2,511	2.300%, 07/15/18	2,527
4,210	3.125%, 05/15/22	4,227
2,354	3.300%, 01/15/23	2,373
3,477	4.625%, 05/15/42	3,578
3,394	4.650%, 01/15/43	3,525
4,149	4.650%, 08/15/44	4,309
	Cardinal Health, Inc.,
3,693	2.400%, 11/15/19	3,725
4,500	3.750%, 09/15/25	4,673
	Express Scripts Holding Co.,
3,693	3.000%, 07/15/23	3,586
6,120	3.500%, 06/15/24	5,998
1,904	4.800%, 07/15/46	1,855
3,409	Laboratory Corp. of America Holdings, 3.200%, 02/01/22	3,426
2,975	Mayo Clinic, 4.128%, 11/15/52	3,007
3,335	Memorial Sloan-Kettering Cancer Center, 4.200%, 07/01/55	3,338
2,942	Providence St Joseph Health Obligated Group, Series H, 2.746%, 10/01/26	2,800
1,684	Quest Diagnostics, Inc., 3.450%, 06/01/26	1,670
4,275	Texas Health Resources, 4.330%, 11/15/55	4,360
	UnitedHealth Group, Inc.,
3,636	1.700%, 02/15/19	3,641

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	75

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Health Care Providers & Services — continued
1,615	2.750%, 02/15/23	1,610
2,690	2.875%, 03/15/23	2,717
4,726	3.100%, 03/15/26	4,717
4,532	3.350%, 07/15/22	4,706
5,955	3.375%, 11/15/21	6,185
6,229	4.625%, 07/15/35	6,893
4,888	6.625%, 11/15/37	6,563

		108,241

	Life Sciences Tools & Services — 0.0% (g)
	Thermo Fisher Scientific, Inc.,
3,564	2.950%, 09/19/26	3,420
2,501	3.000%, 04/15/23	2,471
2,995	3.150%, 01/15/23	3,001
1,946	4.150%, 02/01/24	2,054

		10,946

	Pharmaceuticals — 0.4%
	Actavis Funding SCS,
3,041	3.850%, 06/15/24	3,094
19,717	4.550%, 03/15/35	19,863
	Allergan, Inc.,
3,954	2.800%, 03/15/23	3,836
3,111	3.375%, 09/15/20	3,189
2,991	Bayer US Finance LLC, (Germany), 2.375%, 10/08/19 (e)	3,007
5,743	Forest Laboratories LLC, 5.000%, 12/15/21 (e)	6,217
2,780	GlaxoSmithKline Capital plc, (United Kingdom), 2.850%, 05/08/22	2,818
1,883	GlaxoSmithKline Capital, Inc., (United Kingdom), 6.375%, 05/15/38	2,492
	Johnson & Johnson,
1,823	3.550%, 03/01/36	1,834
1,948	4.375%, 12/05/33	2,153
	Merck & Co., Inc.,
933	1.300%, 05/18/18	933
6,011	2.350%, 02/10/22	6,009
1,835	2.400%, 09/15/22	1,823
4,572	2.800%, 05/18/23	4,617
2,100	3.700%, 02/10/45	2,032
	Mylan NV,
4,153	3.950%, 06/15/26	4,056
2,870	5.250%, 06/15/46	2,872
	Mylan, Inc.,
7,886	3.125%, 01/15/23 (e)	7,635
2,300	5.400%, 11/29/43	2,343

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — continued
3,294	Novartis Capital Corp., (Switzerland), 3.400%, 05/06/24	3,404
9,150	Pfizer, Inc., 3.000%, 12/15/26	9,069
4,909	Shire Acquisitions Investments Ireland DAC, 2.875%, 09/23/23	4,750
6,266	Teva Pharmaceutical Finance Co. LLC, (Israel), 6.150%, 02/01/36	7,073
	Teva Pharmaceutical Finance Netherlands III BV, (Israel),
2,321	2.200%, 07/21/21	2,235
6,637	2.800%, 07/21/23	6,289
844	4.100%, 10/01/46	729
708	Wyeth LLC, 6.450%, 02/01/24	864
	Zoetis, Inc.,
1,869	1.875%, 02/01/18	1,874
1,115	4.700%, 02/01/43	1,135

		118,245

	Total Health Care	416,894

	Industrials — 1.8%
	Aerospace & Defense — 0.3%
3,267	Airbus Group Finance BV, (France), 2.700%, 04/17/23 (e)	3,236
	BAE Systems Holdings, Inc., (United Kingdom),
9,772	3.800%, 10/07/24 (e)	10,106
2,107	6.375%, 06/01/19 (e)	2,305
4,778	BAE Systems plc, (United Kingdom), 5.800%, 10/11/41 (e)	5,486
	Boeing Co. (The),
448	4.875%, 02/15/20	488
1,076	7.950%, 08/15/24	1,421
1,866	L3 Technologies, Inc., 3.850%, 12/15/26	1,897
	Lockheed Martin Corp.,
937	3.100%, 01/15/23	947
4,010	4.070%, 12/15/42	3,993
897	4.250%, 11/15/19	953
10,790	4.500%, 05/15/36	11,592
1,569	4.850%, 09/15/41	1,734
1,753	Series B, 6.150%, 09/01/36	2,229
5,364	Northrop Grumman Corp., 3.200%, 02/01/27	5,337
1,794	Northrop Grumman Systems Corp., 7.750%, 02/15/31	2,565
8,650	Precision Castparts Corp., 3.250%, 06/15/25	8,724
2,180	Raytheon Co., 3.150%, 12/15/24	2,224
4,050	Textron, Inc., 3.650%, 03/15/27	4,040

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Aerospace & Defense — continued
	United Technologies Corp.,
1,777	1.800%, 06/01/17	1,780
4,552	3.100%, 06/01/22	4,681
4,246	4.150%, 05/15/45	4,336
6,022	4.500%, 06/01/42	6,487
701	6.700%, 08/01/28	917

		87,478

	Air Freight & Logistics — 0.0% (g)
	FedEx Corp.,
2,678	3.250%, 04/01/26	2,673
2,465	3.900%, 02/01/35	2,391
	United Parcel Service of America, Inc.,
2,107	8.375%, 04/01/20	2,494
717	SUB, 8.375%, 04/01/30	1,024
1,621	United Parcel Service, Inc., 2.450%, 10/01/22	1,625

		10,207

	Airlines — 0.0% (g)
1,616	Continental Airlines Pass-Through Trust, Series 2012-2, Class A, 4.000%, 10/29/24	1,672

	Building Products — 0.1%
	Johnson Controls International plc,
4,124	3.750%, 12/01/21	4,281
2,991	4.250%, 03/01/21	3,169
1,540	5.125%, 09/14/45	1,727
6,278	5.250%, 12/01/41	6,757
3,676	SUB, 4.950%, 07/02/64	3,835

		19,769

	Commercial Services & Supplies — 0.1%
1,525	Pitney Bowes, Inc., 5.600%, 03/15/18	1,578
8,351	President & Fellows of Harvard College, 3.300%, 07/15/56	7,669
	Republic Services, Inc.,
2,099	2.900%, 07/01/26	2,029
4,309	3.550%, 06/01/22	4,487
	Waste Management, Inc.,
3,635	2.400%, 05/15/23	3,564
1,062	3.900%, 03/01/35	1,066
1,690	4.750%, 06/30/20	1,825

		22,218

	Construction & Engineering — 0.0% (g)
	ABB Finance USA, Inc., (Switzerland),
1,504	1.625%, 05/08/17	1,505

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

	Construction & Engineering — continued
2,092	2.875%, 05/08/22	2,115
928	4.375%, 05/08/42	989
4,910	Fluor Corp., 3.375%, 09/15/21	5,054

		9,663

	Electrical Equipment — 0.0% (g)
	Eaton Corp.,
1,418	1.500%, 11/02/17	1,419
1,247	4.000%, 11/02/32	1,268
2,377	5.600%, 05/15/18	2,486
1,794	7.625%, 04/01/24	2,160

		7,333

	Industrial Conglomerates — 0.4%
	General Electric Co.,
2,854	1.600%, 11/20/17	2,860
1,318	2.100%, 12/11/19	1,327
6,863	2.300%, 04/27/17	6,883
1,523	2.700%, 10/09/22	1,541
1,718	3.100%, 01/09/23	1,772
4,815	3.150%, 09/07/22	4,977
5,886	3.375%, 03/11/24	6,120
3,698	4.375%, 09/16/20	3,987
4,892	4.650%, 10/17/21	5,403
459	5.300%, 02/11/21	510
5,046	5.500%, 01/08/20	5,557
6,636	5.625%, 09/15/17	6,797
20,649	5.625%, 05/01/18	21,672
720	5.875%, 01/14/38	924
1,361	6.000%, 08/07/19	1,501
2,373	Series A, 6.750%, 03/15/32	3,232
3,907	Hutchison Whampoa International 12 II Ltd., (Hong Kong), 3.250%, 11/08/22 (e)	3,983
2,860	Ingersoll-Rand Global Holding Co. Ltd., 4.250%, 06/15/23	3,057
7,508	Koninklijke Philips NV, (Netherlands), 3.750%, 03/15/22	7,824
	Pentair Finance SA, (United Kingdom),
6,588	2.900%, 09/15/18	6,669
3,000	4.650%, 09/15/25	3,125
	Roper Technologies, Inc.,
1,261	3.000%, 12/15/20	1,285
2,344	3.800%, 12/15/26	2,369

		103,375

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	77

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Machinery — 0.1%
	Caterpillar, Inc.,
1,676	1.500%, 06/26/17	1,678
1,913	2.600%, 06/26/22	1,910
	Deere & Co.,
5,382	2.600%, 06/08/22	5,401
2,386	3.900%, 06/09/42	2,442
15,246	Illinois Tool Works, Inc., 3.900%, 09/01/42	15,604
695	Ingersoll-Rand Co., 6.391%, 11/15/27	817
	Parker-Hannifin Corp.,
2,527	4.100%, 03/01/47 (e)	2,557
3,759	4.450%, 11/21/44	4,032
695	5.500%, 05/15/18	728
	Xylem, Inc.,
1,420	3.250%, 11/01/26	1,404
1,912	4.375%, 11/01/46	1,923

		38,496

	Professional Services — 0.0% (g)
2,538	Equifax, Inc., 2.300%, 06/01/21	2,502

	Road & Rail — 0.6%
	Burlington Northern Santa Fe LLC,
1,794	3.000%, 03/15/23	1,823
3,821	3.050%, 03/15/22	3,913
1,865	3.450%, 09/15/21	1,943
1,272	3.600%, 09/01/20	1,330
2,365	3.750%, 04/01/24	2,500
4,018	4.375%, 09/01/42	4,186
3,010	4.400%, 03/15/42	3,158
3,150	4.700%, 09/01/45	3,490
3,380	5.150%, 09/01/43	3,933
9,266	5.400%, 06/01/41	11,092
1,502	5.750%, 03/15/18	1,566
3,244	5.750%, 05/01/40	4,000
538	6.700%, 08/01/28	701
1,166	7.290%, 06/01/36	1,643
	Canadian Pacific Railway Co., (Canada),
4,200	4.500%, 01/15/22	4,516
10,026	6.125%, 09/15/15[2]	12,118
1,345	7.125%, 10/15/31	1,823
	CSX Corp.,
3,200	3.400%, 08/01/24	3,256
2,659	3.950%, 05/01/50	2,456
1,781	4.250%, 06/01/21	1,896
1,516	4.750%, 05/30/42	1,621
3,498	5.500%, 04/15/41	4,082
3,587	7.900%, 05/01/17	3,626

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — continued
	ERAC USA Finance LLC,
3,010	2.600%, 12/01/21 (e)	2,971
3,474	4.500%, 08/16/21 (e)	3,705
2,388	5.250%, 10/01/20 (e)	2,588
3,104	5.625%, 03/15/42 (e)	3,504
359	6.375%, 10/15/17 (e)	369
4,417	6.700%, 06/01/34 (e)	5,429
425	7.000%, 10/15/37 (e)	549
	Norfolk Southern Corp.,
2,558	2.903%, 02/15/23	2,545
4,957	3.250%, 12/01/21	5,094
2,888	3.950%, 10/01/42	2,836
51	5.590%, 05/17/25	58
3,049	6.000%, 03/15/05[3]	3,601
9,412	6.000%, 05/23/11[4]	11,274
121	7.700%, 05/15/17	123
	Penske Truck Leasing Co. LP,
3,744	2.875%, 07/17/18 (e)	3,793
5,795	3.375%, 02/01/22 (e)	5,899
	Ryder System, Inc.,
1,432	2.500%, 03/01/17	1,432
1,435	2.500%, 03/01/18	1,447
4,930	2.500%, 05/11/20	4,948
3,451	2.875%, 09/01/20	3,494
	Union Pacific Corp.,
1,297	2.950%, 01/15/23	1,314
1,230	3.646%, 02/15/24	1,298
1,010	3.799%, 10/01/51	971
3,935	4.163%, 07/15/22	4,248
1,435	4.300%, 06/15/42	1,514

		155,676

	Trading Companies & Distributors — 0.2%
	Air Lease Corp.,
9,395	2.125%, 01/15/20	9,293
6,266	3.000%, 09/15/23	6,164
4,000	3.875%, 04/01/21	4,150
	International Lease Finance Corp.,
3,367	5.875%, 08/15/22	3,795
11,894	8.625%, 01/15/22	14,726
	WW Grainger, Inc.,
2,178	3.750%, 05/15/46	2,089
4,364	4.600%, 06/15/45	4,774

		44,991

	Total Industrials	503,380

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Information Technology — 1.7%
	Communications Equipment — 0.1%
	Cisco Systems, Inc.,
3,488	2.600%, 02/28/23	3,482
1,479	2.900%, 03/04/21	1,519
1,822	2.950%, 02/28/26	1,819
6,539	3.000%, 06/15/22	6,695
4,500	3.625%, 03/04/24	4,744
4,179	5.500%, 01/15/40	5,171
4,475	5.900%, 02/15/39	5,763
	Harris Corp.,
7,570	3.832%, 04/27/25	7,780
1,918	4.854%, 04/27/35	2,071

		39,044

	Electronic Equipment, Instruments & Components — 0.1%
	Arrow Electronics, Inc.,
1,712	3.000%, 03/01/18	1,732
1,595	4.500%, 03/01/23	1,652
4,157	6.000%, 04/01/20	4,522
2,421	6.875%, 06/01/18	2,557
11,025	7.500%, 01/15/27	13,283

		23,746

	Internet Software & Services — 0.0% (g)
	eBay, Inc.,
9,053	2.600%, 07/15/22	8,847
4,006	3.450%, 08/01/24	3,995
1,851	4.000%, 07/15/42	1,599

		14,441

	IT Services — 0.2%
2,170	HP Enterprise Services LLC, 7.450%, 10/15/29	2,629
	International Business Machines Corp.,
4,972	1.800%, 05/17/19	4,996
23,206	2.250%, 02/19/21	23,349
683	4.000%, 06/20/42	686
592	6.220%, 08/01/27	744
7,578	7.625%, 10/15/18	8,308
2,620	Total System Services, Inc., 3.750%, 06/01/23	2,642

		43,354

	Semiconductors & Semiconductor Equipment — 0.2%
	Analog Devices, Inc.,
2,317	3.125%, 12/05/23	2,316
1,642	4.500%, 12/05/36	1,648

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — continued
	Broadcom Corp.,
14,519	3.625%, 01/15/24 (e)	14,635
13,459	3.875%, 01/15/27 (e)	13,553
	Intel Corp.,
2,105	3.100%, 07/29/22	2,171
2,274	3.300%, 10/01/21	2,378
4,598	3.700%, 07/29/25	4,839
8,173	4.000%, 12/15/32	8,566
3,089	4.900%, 07/29/45	3,521
7,430	National Semiconductor Corp., 6.600%, 06/15/17	7,547
3,769	Texas Instruments, Inc., 1.650%, 08/03/19	3,761

		64,935

	Software — 0.6%
3,121	Intuit, Inc., 5.750%, 03/15/17	3,126
	Microsoft Corp.,
3,037	2.125%, 11/15/22	2,975
4,650	2.375%, 02/12/22	4,663
3,808	2.375%, 05/01/23	3,756
14,251	2.875%, 02/06/24	14,343
7,198	3.300%, 02/06/27	7,339
3,459	3.500%, 02/12/35	3,340
7,202	3.625%, 12/15/23	7,589
3,620	4.000%, 02/12/55	3,442
10,421	4.100%, 02/06/37	10,804
3,974	4.200%, 11/03/35	4,194
1,089	4.500%, 10/01/40	1,175
9,023	4.500%, 02/06/57	9,372
4,348	4.750%, 11/03/55	4,701
	Oracle Corp.,
7,023	2.400%, 09/15/23	6,866
4,115	2.500%, 05/15/22	4,116
14,625	2.950%, 05/15/25	14,478
11,695	3.850%, 07/15/36	11,629
4,170	3.900%, 05/15/35	4,173
10,219	4.300%, 07/08/34	10,799
14,500	4.375%, 05/15/55	14,524
4,753	5.000%, 07/08/19	5,118
3,049	5.750%, 04/15/18	3,198
2,300	6.125%, 07/08/39	2,926

		158,646

	Technology Hardware, Storage & Peripherals — 0.5%
	Apple, Inc.,
12,381	2.150%, 02/09/22	12,234

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	79

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Technology Hardware, Storage & Peripherals — continued
15,286	2.400%, 05/03/23	15,042
5,261	2.450%, 08/04/26	4,987
13,459	2.850%, 05/06/21	13,794
7,028	3.000%, 02/09/24	7,104
12,828	3.200%, 05/13/25	12,961
798	3.250%, 02/23/26	810
2,179	3.350%, 02/09/27	2,211
4,375	3.450%, 02/09/45	3,928
3,512	3.850%, 08/04/46	3,381
4,257	4.500%, 02/23/36	4,627
6,866	VAR, 1.285%, 05/03/18	6,886
1,704	Dell, Inc., 7.100%, 04/15/28	1,798
	Diamond 1 Finance Corp.,
4,134	4.420%, 06/15/21 (e)	4,338
6,612	5.450%, 06/15/23 (e)	7,143
5,662	6.020%, 06/15/26 (e)	6,243
	HP, Inc.,
3,233	4.300%, 06/01/21	3,415
2,541	4.375%, 09/15/21	2,703
2,837	4.650%, 12/09/21	3,038
6,352	6.000%, 09/15/41	6,548
	Xerox Corp.,
1,759	2.950%, 03/15/17	1,760
2,370	5.625%, 12/15/19	2,551

		127,502

	Total Information Technology	471,668

	Materials — 0.8%
	Chemicals — 0.5%
	Agrium, Inc., (Canada),
3,196	3.375%, 03/15/25	3,147
6,522	4.125%, 03/15/35	6,207
4,962	5.250%, 01/15/45	5,420
4,179	Air Liquide Finance SA, (France), 2.250%, 09/27/23 (e)	4,017
	CF Industries, Inc.,
8,301	4.500%, 12/01/26 (e)	8,503
9,510	7.125%, 05/01/20	10,425
4,530	Chevron Phillips Chemical Co. LLC, 3.400%, 12/01/26 (e)	4,555
	Dow Chemical Co. (The),
7,954	3.000%, 11/15/22	8,061
5,750	3.500%, 10/01/24	5,867
4,058	4.125%, 11/15/21	4,317
1,727	5.250%, 11/15/41	1,943

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

	Chemicals — continued
1,206	7.375%, 11/01/29	1,623
875	8.550%, 05/15/19	998
	Ecolab, Inc.,
3,672	1.450%, 12/08/17	3,669
3,636	3.250%, 01/14/23	3,703
897	5.500%, 12/08/41	1,075
	EI du Pont de Nemours & Co.,
1,396	4.900%, 01/15/41	1,527
1,345	5.600%, 12/15/36	1,578
2,459	Monsanto Co., 4.700%, 07/15/64	2,368
	Mosaic Co. (The),
9,054	4.250%, 11/15/23	9,412
449	4.875%, 11/15/41	422
5,054	5.450%, 11/15/33	5,271
5,233	5.625%, 11/15/43	5,494
	Potash Corp. of Saskatchewan, Inc., (Canada),
2,326	3.000%, 04/01/25	2,220
269	3.250%, 12/01/17	272
3,408	6.500%, 05/15/19	3,703
	PPG Industries, Inc.,
1,026	5.500%, 11/15/40	1,225
1,883	9.000%, 05/01/21	2,357
2,612	Praxair, Inc., 2.650%, 02/05/25	2,570
	Union Carbide Corp.,
5,426	7.500%, 06/01/25	6,539
5,919	7.750%, 10/01/96	7,648

		126,136

	Construction Materials — 0.0% (g)
	CRH America, Inc., (Ireland),
2,811	3.875%, 05/18/25 (e)	2,891
6,052	5.125%, 05/18/45 (e)	6,732

		9,623

	Containers & Packaging — 0.1%
	International Paper Co.,
6,472	3.000%, 02/15/27	6,125
1,670	5.000%, 09/15/35	1,795
3,945	7.300%, 11/15/39	5,166
2,650	8.700%, 06/15/38	3,845

		16,931

	Metals & Mining — 0.2%
	BHP Billiton Finance USA Ltd., (Australia),
6,613	3.850%, 09/30/23	7,147
1,600	5.000%, 09/30/43	1,843

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Metals & Mining — continued
1,435	5.400%, 03/29/17	1,439
2,466	6.500%, 04/01/19	2,721
	Freeport-McMoRan, Inc.,
8,701	2.150%, 03/01/17	8,701
7,646	5.400%, 11/14/34	6,709
	Nucor Corp.,
3,284	4.000%, 08/01/23	3,479
4,465	6.400%, 12/01/37	5,751
1,767	Placer Dome, Inc., (Canada), 6.450%, 10/15/35	2,071
711	Rio Tinto Finance USA Ltd., (United Kingdom), 9.000%, 05/01/19	816
1,199	TCI Communications, Inc., 7.125%, 02/15/28	1,578
5,579	Vale Canada Ltd., (Brazil), 7.200%, 09/15/32	5,956
	Vale Overseas Ltd., (Brazil),
4,336	6.250%, 08/10/26	4,758
5,930	6.875%, 11/21/36	6,449

		59,418

	Total Materials	212,108

	Real Estate — 0.8%
	Equity Real Estate Investment Trusts (REITs) — 0.8%
	American Tower Corp.,
4,378	3.375%, 10/15/26	4,185
5,919	3.500%, 01/31/23	5,957
4,305	5.000%, 02/15/24	4,655
260	5.900%, 11/01/21	292
	American Tower Trust I,
3,439	1.551%, 03/15/18 (e)	3,431
6,220	3.070%, 03/15/23 (e)	6,216
	AvalonBay Communities, Inc.,
8,971	2.850%, 03/15/23	8,856
1,074	3.900%, 10/15/46	1,029
	Boston Properties LP,
3,702	2.750%, 10/01/26	3,440
3,155	3.125%, 09/01/23	3,145
3,157	3.650%, 02/01/26	3,166
4,550	Brixmor Operating Partnership LP, 3.850%, 02/01/25	4,555
	Crown Castle International Corp.,
2,066	4.000%, 03/01/27	2,075
11,203	4.875%, 04/15/22	12,105
2,900	5.250%, 01/15/23	3,175
1,814	Duke Realty LP, 3.250%, 06/30/26	1,770

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

	Equity Real Estate Investment Trusts (REITs) — continued
	Equity Commonwealth,
6,287	5.875%, 09/15/20	6,749
3,489	6.650%, 01/15/18	3,550
	ERP Operating LP,
3,210	2.850%, 11/01/26	3,039
7,000	3.000%, 04/15/23	6,948
2,255	4.625%, 12/15/21	2,445
7,843	GAIF Bond Issuer Pty. Ltd., (Australia), 3.400%, 09/30/26 (e)	7,600
	HCP, Inc.,
2,651	3.400%, 02/01/25	2,588
14,719	3.875%, 08/15/24	14,914
1,349	4.200%, 03/01/24	1,397
	Hospitality Properties Trust,
2,681	4.500%, 06/15/23	2,765
4,087	4.950%, 02/15/27	4,173
	National Retail Properties, Inc.,
5,527	3.600%, 12/15/26	5,482
5,043	4.000%, 11/15/25	5,166
	Prologis LP,
2,653	3.750%, 11/01/25	2,738
2,987	4.250%, 08/15/23	3,189
5,243	Realty Income Corp., 3.000%, 01/15/27	4,985
4,610	Scentre Group Trust 1, (Australia), 3.500%, 02/12/25 (e)	4,607
	Simon Property Group LP,
8,221	2.150%, 09/15/17	8,245
3,410	3.375%, 10/01/24	3,478
2,090	3.750%, 02/01/24	2,177
3,838	4.125%, 12/01/21	4,090
3,138	4.375%, 03/01/21	3,358
3,081	UDR, Inc., 2.950%, 09/01/26	2,895
	Ventas Realty LP,
1,650	3.125%, 06/15/23	1,625
1,929	3.500%, 02/01/25	1,895
2,382	3.750%, 05/01/24	2,411
2,746	4.125%, 01/15/26	2,803
11,595	VEREIT Operating Partnership LP, 4.600%, 02/06/24	11,892
	Welltower, Inc.,
650	3.750%, 03/15/23	668
7,824	4.000%, 06/01/25	8,032
4,002	4.500%, 01/15/24	4,241

	Total Real Estate	208,197

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	81

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Telecommunication Services — 1.4%
	Diversified Telecommunication Services — 1.3%
	AT&T, Inc.,
16,862	3.000%, 06/30/22	16,744
7,297	3.400%, 05/15/25	7,054
26,452	3.600%, 02/17/23	26,692
9,257	3.800%, 03/15/22	9,546
2,086	3.875%, 08/15/21	2,163
2,245	3.950%, 01/15/25	2,259
9,748	4.300%, 12/15/42	8,722
4,439	4.350%, 06/15/45	3,920
2,235	4.550%, 03/09/49	2,019
5,022	4.600%, 02/15/21	5,338
3,777	4.750%, 05/15/46	3,529
3,500	5.250%, 03/01/37	3,607
12,806	5.350%, 09/01/40	13,067
4,722	5.500%, 02/01/18	4,884
11,179	6.000%, 08/15/40	12,292
1,015	6.150%, 09/15/34	1,132
6,457	6.300%, 01/15/38	7,344
2,861	6.375%, 03/01/41	3,259
1,091	6.500%, 09/01/37	1,272
15,000	BellSouth LLC, 6.550%, 06/15/34	16,792
	British Telecommunications plc, (United Kingdom),
2,203	2.350%, 02/14/19	2,218
2,511	5.950%, 01/15/18	2,602
879	9.125%, 12/15/30	1,316
4,036	Centel Capital Corp., 9.000%, 10/15/19	4,609
	Deutsche Telekom International Finance BV, (Germany),
2,291	2.250%, 03/06/17 (e)	2,291
1,100	2.820%, 01/19/22 (e)	1,097
4,080	3.600%, 01/19/27 (e)	4,073
2,087	4.875%, 03/06/42 (e)	2,257
1,816	6.000%, 07/08/19	1,978
5,201	8.750%, 06/15/30	7,669
2,063	Nippon Telegraph & Telephone Corp., (Japan), 1.400%, 07/18/17	2,064
6,382	Orange SA, (France), SUB, 9.000%, 03/01/31	9,554
7,308	Qwest Corp., 6.750%, 12/01/21	8,079
	Telefonica Emisiones SAU, (Spain),
1,916	3.192%, 04/27/18	1,942
150	4.570%, 04/27/23	159
4,358	5.134%, 04/27/20	4,674
2,025	5.462%, 02/16/21	2,221

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — continued
	Verizon Communications, Inc.,
10,870	2.625%, 08/15/26	9,962
1,831	2.946%, 03/15/22 (e)	1,829
4,647	3.450%, 03/15/21	4,795
6,192	3.500%, 11/01/21	6,376
15,346	3.500%, 11/01/24	15,379
11,683	4.150%, 03/15/24	12,161
3,373	4.272%, 01/15/36	3,187
18,198	4.400%, 11/01/34	17,478
4,647	4.500%, 09/15/20	4,956
3,993	4.522%, 09/15/48	3,656
5,210	4.672%, 03/15/55	4,761
18,808	4.812%, 03/15/39 (e)	18,621
28,901	4.862%, 08/21/46	28,339
3,895	5.012%, 08/21/54	3,769
2,890	5.050%, 03/15/34	2,972

		348,679

	Wireless Telecommunication Services — 0.1%
	America Movil SAB de CV, (Mexico),
3,250	3.125%, 07/16/22	3,237
2,457	6.125%, 03/30/40	2,868
	Rogers Communications, Inc., (Canada),
8,302	4.100%, 10/01/23	8,775
2,242	8.750%, 05/01/32	3,077
	Vodafone Group plc, (United Kingdom),
10,583	1.500%, 02/19/18	10,571
3,676	1.625%, 03/20/17	3,677
675	2.950%, 02/19/23	663

		32,868

	Total Telecommunication Services	381,547

	Utilities — 2.1%
	Electric Utilities — 1.4%
	Alabama Power Co.,
1,644	3.750%, 03/01/45	1,591
769	6.000%, 03/01/39	974
1,904	6.125%, 05/15/38	2,401
2,134	American Electric Power Co., Inc., Series E, 1.650%, 12/15/17	2,138
3,740	Appalachian Power Co., Series P, 6.700%, 08/15/37	4,888
	Arizona Public Service Co.,
748	2.200%, 01/15/20	751
1,923	4.500%, 04/01/42	2,056
3,036	5.050%, 09/01/41	3,459

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Electric Utilities — continued
	Baltimore Gas & Electric Co.,
4,419	2.800%, 08/15/22	4,435
3,755	3.500%, 08/15/46	3,499
	Cleveland Electric Illuminating Co. (The),
840	5.950%, 12/15/36	948
3,094	Series D, 7.880%, 11/01/17	3,216
4,791	Comision Federal de Electricidad, (Mexico), 4.875%, 05/26/21 (e)	4,989
3,615	Commonwealth Edison Co., 3.650%, 06/15/46	3,450
830	Connecticut Light & Power Co. (The), 5.650%, 05/01/18	869
1,687	DTE Electric Co., 2.650%, 06/15/22	1,689
	Duke Energy Carolinas LLC,
1,228	4.250%, 12/15/41	1,284
1,786	4.300%, 06/15/20	1,911
1,256	5.100%, 04/15/18	1,307
1,397	6.000%, 01/15/38	1,773
	Duke Energy Corp.,
1,382	2.650%, 09/01/26	1,298
2,660	3.550%, 09/15/21	2,762
	Duke Energy Florida LLC,
1,009	5.650%, 06/15/18	1,062
628	6.400%, 06/15/38	846
	Duke Energy Indiana LLC,
3,462	3.750%, 07/15/20	3,636
4,500	3.750%, 05/15/46	4,332
2,780	6.350%, 08/15/38	3,695
3,297	Duke Energy Ohio, Inc., 3.700%, 06/15/46	3,139
	Duke Energy Progress LLC,
2,911	2.800%, 05/15/22	2,959
3,230	3.000%, 09/15/21	3,315
2,985	3.250%, 08/15/25	3,030
1,616	3.700%, 10/15/46	1,559
1,886	4.100%, 05/15/42	1,930
1,569	4.100%, 03/15/43	1,606
2,258	4.150%, 12/01/44	2,329
1,794	5.300%, 01/15/19	1,912
	Electricite de France SA, (France),
3,961	2.150%, 01/22/19 (e)	3,972
6,600	6.000%, 01/22/14[5] (e)	6,670
	Enel Finance International NV, (Italy),
5,408	5.125%, 10/07/19 (e)	5,777
897	6.000%, 10/07/39 (e)	1,033
2,469	Entergy Corp., 2.950%, 09/01/26	2,354

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — continued
	Entergy Louisiana LLC,
4,979	2.400%, 10/01/26	4,696
4,606	3.050%, 06/01/31	4,389
1,551	3.250%, 04/01/28	1,546
3,688	Entergy Mississippi, Inc., 2.850%, 06/01/28	3,532
1,177	Exelon Corp., 3.400%, 04/15/26	1,167
	Florida Power & Light Co.,
493	5.625%, 04/01/34	602
897	5.950%, 02/01/38	1,164
	Fortis, Inc., (Canada),
445	2.100%, 10/04/21 (e)	432
20,000	3.055%, 10/04/26 (e)	18,857
359	Georgia Power Co., 5.950%, 02/01/39	441
4,351	Great Plains Energy, Inc., 4.850%, 06/01/21	4,644
	Hydro-Quebec, (Canada),
1,614	9.400%, 02/01/21	2,004
7,174	Series HY, 8.400%, 01/15/22	8,926
2,642	Series IO, 8.050%, 07/07/24	3,474
	Indiana Michigan Power Co.,
973	7.000%, 03/15/19	1,068
8,609	Series J, 3.200%, 03/15/23	8,705
269	Jersey Central Power & Light Co., 7.350%, 02/01/19	294
3,936	John Sevier Combined Cycle Generation LLC, 4.626%, 01/15/42	4,210
	Kansas City Power & Light Co.,
3,255	3.150%, 03/15/23	3,263
8,968	5.300%, 10/01/41	9,644
2,759	Louisville Gas & Electric Co., Series 25, 3.300%, 10/01/25	2,795
4,957	Massachusetts Electric Co., 4.004%, 08/15/46 (e)	4,848
	MidAmerican Energy Co.,
464	3.100%, 05/01/27	465
1,050	3.950%, 08/01/47	1,058
628	5.300%, 03/15/18	653
	Nevada Power Co.,
329	5.375%, 09/15/40	379
3,354	5.450%, 05/15/41	3,975
2,018	6.500%, 08/01/18	2,153
1,637	7.125%, 03/15/19	1,815
700	Series N, 6.650%, 04/01/36	938
	NextEra Energy Capital Holdings, Inc.,
2,651	2.400%, 09/15/19	2,669
1,076	6.000%, 03/01/19	1,158

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	83

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Electric Utilities — continued
	Niagara Mohawk Power Corp.,
3,051	3.508%, 10/01/24 (e)	3,131
1,457	4.881%, 08/15/19 (e)	1,556
2,242	Northern States Power Co., 6.250%, 06/01/36	2,915
780	Ohio Edison Co., 6.875%, 07/15/36	1,015
	Ohio Power Co.,
1,390	6.050%, 05/01/18	1,457
560	Series M, 5.375%, 10/01/21	625
	Oncor Electric Delivery Co. LLC,
5,515	6.800%, 09/01/18	5,914
1,076	7.000%, 09/01/22	1,309
	Pacific Gas & Electric Co.,
5,047	2.450%, 08/15/22	4,976
3,349	2.950%, 03/01/26	3,291
1,265	3.250%, 09/15/21	1,298
1,794	3.250%, 06/15/23	1,835
5,781	3.500%, 06/15/25	5,923
1,681	4.450%, 04/15/42	1,785
6,511	4.500%, 12/15/41	6,905
650	4.600%, 06/15/43	699
1,776	5.625%, 11/30/17	1,831
399	6.050%, 03/01/34	505
673	8.250%, 10/15/18	741
	PacifiCorp,
897	2.950%, 02/01/22	916
2,765	3.600%, 04/01/24	2,881
224	5.500%, 01/15/19	240
2,556	5.650%, 07/15/18	2,694
	PECO Energy Co.,
5,022	2.375%, 09/15/22	4,980
807	5.350%, 03/01/18	838
807	Pennsylvania Electric Co., 6.050%, 09/01/17	823
3,507	Pepco Holdings LLC, 7.450%, 08/15/32	4,459
1,184	Potomac Electric Power Co., 6.500%, 11/15/37	1,584
1,543	PPL Electric Utilities Corp., 2.500%, 09/01/22	1,517
	Progress Energy, Inc.,
3,380	3.150%, 04/01/22	3,422
3,388	4.400%, 01/15/21	3,608
2,600	7.000%, 10/30/31	3,446
1,327	7.750%, 03/01/31	1,849
	Public Service Co. of Colorado,
1,821	2.250%, 09/15/22	1,795

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — continued
1,040	3.200%, 11/15/20	1,075
1,175	3.550%, 06/15/46	1,094
247	5.800%, 08/01/18	261
	Public Service Co. of Oklahoma,
1,761	4.400%, 02/01/21	1,876
1,242	5.150%, 12/01/19	1,342
3,901	Series G, 6.625%, 11/15/37	5,041
	Public Service Electric & Gas Co.,
6,334	3.000%, 05/15/25	6,368
1,021	5.375%, 11/01/39	1,213
740	Series I, 1.800%, 06/01/19	741
	Southern California Edison Co.,
1,753	1.845%, 02/01/22	1,726
886	3.875%, 06/01/21	940
3,408	3.900%, 12/01/41	3,391
1,256	5.500%, 08/15/18	1,329
895	6.000%, 01/15/34	1,125
2,197	6.050%, 03/15/39	2,876
578	Series 08-A, 5.950%, 02/01/38	737
2,854	Series C, 3.500%, 10/01/23	2,982
	Southwestern Public Service Co.,
2,700	4.500%, 08/15/41	2,931
3,049	Series G, 8.750%, 12/01/18	3,404
2,095	State Grid Overseas Investment 2013 Ltd., (China), 1.750%, 05/22/18 (e)	2,088
2,482	Three Gorges Finance I Cayman Islands Ltd., (China), 3.150%, 06/02/26 (e)	2,429
5,800	Toledo Edison Co. (The), 6.150%, 05/15/37	7,096
	Virginia Electric & Power Co.,
696	2.950%, 01/15/22	711
1,280	3.450%, 02/15/24	1,316
4,842	5.400%, 04/30/18	5,051
2,100	Series A, 6.000%, 05/15/37	2,633
234	Wisconsin Electric Power Co., 2.950%, 09/15/21	240
	Xcel Energy, Inc.,
3,656	3.300%, 06/01/25	3,673
539	4.700%, 05/15/20	573
829	4.800%, 09/15/41	887
6,254	6.500%, 07/01/36	7,973

		370,693

	Gas Utilities — 0.1%
	Atmos Energy Corp.,
1,750	4.125%, 10/15/44	1,769
7,215	4.150%, 01/15/43	7,363
619	8.500%, 03/15/19	699

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Gas Utilities — continued
2,201	Boston Gas Co., 4.487%, 02/15/42 (e)	2,319
1,372	CenterPoint Energy Resources Corp., 4.500%, 01/15/21	1,449
2,214	Dominion Gas Holdings LLC, 2.800%, 11/15/20	2,244
4,242	KeySpan Gas East Corp., 2.742%, 08/15/26 (e)	4,083
4,862	Korea Gas Corp., (South Korea), 1.875%, 07/18/21 (e)	4,710
3,595	Southwest Gas Corp., 3.800%, 09/29/46	3,405

		28,041

	Independent Power & Renewable Electricity Producers — 0.1%
	Exelon Generation Co. LLC,
2,100	2.950%, 01/15/20	2,128
756	4.000%, 10/01/20	786
5,375	4.250%, 06/15/22	5,629
1,665	5.750%, 10/01/41	1,614
1,985	6.250%, 10/01/39	2,038
	PSEG Power LLC,
2,879	4.150%, 09/15/21	3,032
2,456	4.300%, 11/15/23	2,586
1,125	8.625%, 04/15/31	1,395
	Southern Power Co.,
3,108	4.150%, 12/01/25	3,243
7,079	5.150%, 09/15/41	7,300
3,222	Tri-State Generation & Transmission Association, Inc., 4.250%, 06/01/46	3,131

		32,882

	Multi-Utilities — 0.5%
1,457	Berkshire Hathaway Energy Co., 5.750%, 04/01/18	1,523
	CMS Energy Corp.,
2,426	2.950%, 02/15/27	2,314
3,458	3.000%, 05/15/26	3,325
1,250	3.450%, 08/15/27	1,246
4,360	3.875%, 03/01/24	4,535
2,760	Consolidated Edison Co. of New York, Inc., 5.700%, 06/15/40	3,390
	Consumers Energy Co.,
1,343	2.850%, 05/15/22	1,361
2,150	3.250%, 08/15/46	1,945
1,256	5.650%, 04/15/20	1,386
1,478	Delmarva Power & Light Co., 4.000%, 06/01/42	1,470

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — continued
	Dominion Resources, Inc.,
1,076	7.000%, 06/15/38	1,395
3,973	Series B, 2.750%, 01/15/22	3,966
1,840	Series C, 4.900%, 08/01/41	1,970
1,927	Series D, 2.850%, 08/15/26	1,822
5,067	Series F, 5.250%, 08/01/33	5,541
	DTE Energy Co.,
2,000	6.375%, 04/15/33	2,474
6,150	Series B, 3.300%, 06/15/22	6,261
1,400	Series F, 3.850%, 12/01/23	1,449
2,326	New York State Electric & Gas Corp., 3.250%, 12/01/26 (e)	2,318
	NiSource Finance Corp.,
2,457	3.850%, 02/15/23	2,533
6,726	5.800%, 02/01/42	7,957
4,380	6.250%, 12/15/40	5,425
	San Diego Gas & Electric Co.,
2,690	3.950%, 11/15/41	2,712
1,852	6.000%, 06/01/26	2,243
973	Series FFF, 6.125%, 09/15/37	1,271
	Sempra Energy,
3,139	2.875%, 10/01/22	3,124
3,827	3.550%, 06/15/24	3,934
2,348	4.050%, 12/01/23	2,462
1,345	6.000%, 10/15/39	1,652
2,063	6.150%, 06/15/18	2,180
7,309	9.800%, 02/15/19	8,402
	Southern Co. Gas Capital Corp.,
1,889	2.450%, 10/01/23	1,815
1,690	3.250%, 06/15/26	1,655
4,609	3.500%, 09/15/21	4,730
2,136	3.950%, 10/01/46	2,015
1,392	4.400%, 06/01/43	1,398
10,518	5.875%, 03/15/41	12,587
7,009	WEC Energy Group, Inc., 3.550%, 06/15/25	7,161

		124,947

	Water Utilities — 0.0% (g)
	American Water Capital Corp.,
5,248	3.400%, 03/01/25	5,399
2,241	4.000%, 12/01/46	2,284
3,354	6.593%, 10/15/37	4,538

		12,221

	Total Utilities	568,784

	Total Corporate Bonds (Cost $6,937,848)	7,080,173

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	85

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Foreign Government Securities — 1.1%
	Israel Government AID Bond, (Israel),
3,000	Zero Coupon, 11/01/19	2,847
3,587	Zero Coupon, 11/01/23	2,996
21,968	Zero Coupon, 11/01/24	17,852
7,240	5.500%, 12/04/23	8,625
7,330	5.500%, 04/26/24	8,745
6,771	5.500%, 09/18/33	8,887
5,000	Series 1, Zero Coupon, 11/01/24	4,067
42,746	Series 2, Zero Coupon, 11/01/24	34,774
5,200	Series 6-Z, Zero Coupon, 08/15/22	4,518
3,305	Series 8-Z, Zero Coupon, 08/15/24	2,714
23,876	Series 8-Z, Zero Coupon, 08/15/25	18,747
17,300	Series 8-Z, Zero Coupon, 08/15/26	12,928
18,575	Series 9-Z, Zero Coupon, 05/15/24	15,398
2,517	Series 9-Z, Zero Coupon, 11/15/24	2,045
14,763	Series 9-Z, Zero Coupon, 05/15/25	11,554
14,275	Series 9-Z, Zero Coupon, 11/15/25	11,148
6,000	Series 11-Z, Zero Coupon, 11/15/25	4,686
2,242	Series 11-Z, Zero Coupon, 11/15/26	1,649
11,427	Province of Ontario, (Canada), 1.650%, 09/27/19	11,369
502	Province of Quebec, (Canada), Series A, SUB, 7.365%, 03/06/26	670
	Republic of Colombia, (Colombia),
6,987	4.000%, 02/26/24	7,171
3,811	4.500%, 01/28/26	4,017
3,979	5.000%, 06/15/45	3,951
941	5.625%, 02/26/44	1,017
1,400	7.375%, 09/18/37	1,772
	Republic of Panama, (Panama),
2,796	3.750%, 03/16/25	2,862
2,371	4.000%, 09/22/24	2,475
737	Republic of Peru, (Peru), 5.625%, 11/18/50	869
	Republic of Poland, (Poland),
1,797	3.250%, 04/06/26	1,779
6,568	4.000%, 01/22/24	6,896
	Republic of South Africa, (South Africa),
8,616	5.375%, 07/24/44	8,831
3,502	5.875%, 09/16/25	3,849
	United Mexican States, (Mexico),
11,021	3.500%, 01/21/21	11,338
7,166	3.600%, 01/30/25	7,109
7,316	4.000%, 10/02/23	7,499
7,300	4.125%, 01/21/26	7,473
4,228	4.350%, 01/15/47	3,778
2,862	4.600%, 01/23/46	2,672

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

3,906	4.750%, 03/08/44	3,720
12,227	5.550%, 01/21/45	12,899
5,118	5.750%, 10/12/10[1]	4,947

	Total Foreign Government Securities (Cost $291,472)	293,143

Mortgage-Backed Securities — 16.1%
	FHLMC,
38	ARM, 2.625%, 07/01/26	39
7	ARM, 2.651%, 07/01/19	7
3,764	ARM, 2.709%, 08/01/36	3,940
503	ARM, 2.724%, 04/01/37	529
780	ARM, 2.731%, 08/01/36	817
71	ARM, 2.737%, 01/01/27	75
35	ARM, 2.747%, 04/01/30	37
898	ARM, 2.761%, 05/01/36	953
1,150	ARM, 2.762%, 05/01/37	1,199
2,439	ARM, 2.770%, 10/01/36	2,547
459	ARM, 2.772%, 07/01/36	487
2,317	ARM, 2.787%, 11/01/36	2,458
1,833	ARM, 2.794%, 02/01/36 - 11/01/36	1,951
1,338	ARM, 2.816%, 05/01/36	1,419
228	ARM, 2.822%, 08/01/35	241
566	ARM, 2.830%, 07/01/36	589
709	ARM, 2.845%, 10/01/36	754
1,386	ARM, 2.855%, 12/01/33 - 10/01/36	1,465
1,934	ARM, 2.859%, 05/01/33	2,042
229	ARM, 2.875%, 08/01/36	237
56	ARM, 2.887%, 09/01/32	59
595	ARM, 2.894%, 04/01/34	632
417	ARM, 2.910%, 10/01/36	432
144	ARM, 2.915%, 01/01/37	151
1,337	ARM, 2.937%, 09/01/34	1,418
1,936	ARM, 2.938%, 01/01/35	2,038
668	ARM, 2.944%, 01/01/35	704
1,462	ARM, 2.946%, 10/01/36	1,532
625	ARM, 3.000%, 07/01/36	653
3,445	ARM, 3.016%, 12/01/36	3,634
1,371	ARM, 3.022%, 09/01/36	1,445
3,865	ARM, 3.033%, 12/01/36	4,068
3,543	ARM, 3.040%, 03/01/37	3,709
749	ARM, 3.044%, 10/01/36	793
686	ARM, 3.062%, 11/01/36	730
3,857	ARM, 3.089%, 06/01/36	4,122
454	ARM, 3.104%, 11/01/37	482
1,088	ARM, 3.112%, 05/01/38	1,152
489	ARM, 3.117%, 07/01/37	516

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Mortgage-Backed Securities — continued
152	ARM, 3.137%, 02/01/37	161
2,003	ARM, 3.139%, 09/01/36 - 11/01/36	2,131
1,259	ARM, 3.140%, 11/01/36	1,327
807	ARM, 3.149%, 06/01/37	852
282	ARM, 3.187%, 02/01/36	299
84	ARM, 3.189%, 04/01/37	87
1,195	ARM, 3.200%, 04/01/37	1,266
1,384	ARM, 3.208%, 12/01/36 - 05/01/37	1,461
559	ARM, 3.210%, 05/01/37	596
657	ARM, 3.212%, 12/01/35	695
1,437	ARM, 3.218%, 03/01/36	1,535
1,268	ARM, 3.222%, 06/01/36	1,354
937	ARM, 3.259%, 02/01/37	990
2,257	ARM, 3.263%, 02/01/37	2,397
2,659	ARM, 3.303%, 05/01/37	2,841
1,830	ARM, 3.322%, 05/01/37	1,953
431	ARM, 3.370%, 05/01/37	456
1,473	ARM, 3.401%, 04/01/38	1,567
299	ARM, 3.438%, 05/01/36	318
321	ARM, 3.447%, 02/01/37	345
135	ARM, 3.458%, 02/01/37	144
691	ARM, 3.498%, 10/01/36	734
980	ARM, 3.520%, 07/01/40	1,018
622	ARM, 3.549%, 03/01/37	654
782	ARM, 3.586%, 01/01/37	835
1,656	ARM, 3.635%, 12/01/36	1,769
135	ARM, 3.736%, 12/01/36	146
347	ARM, 3.777%, 03/01/37	369
1,215	ARM, 3.847%, 03/01/36	1,284
	FHLMC Gold Pools, 15 Year, Single Family,
10	4.000%, 06/01/18	11
162	4.500%, 08/01/18 - 10/01/18	166
451	5.000%, 10/01/17 - 12/01/18	461
743	5.500%, 06/01/17 - 02/01/24	766
512	6.000%, 04/01/17 - 03/01/22	525
81	6.500%, 11/01/17 - 03/01/22	84
	FHLMC Gold Pools, 20 Year, Single Family,
10,073	3.500%, 01/01/32 - 03/01/32	10,494
71	6.000%, 12/01/22	81
471	6.500%, 01/01/28	538
	FHLMC Gold Pools, 30 Year, Single Family,
32,975	3.000%, 08/01/43	32,999
26,174	4.500%, 05/01/41	28,183
27,453	5.000%, 01/01/34 - 08/01/40	30,199
4,747	5.500%, 01/01/33 - 03/01/40	5,309
809	6.000%, 10/01/29 - 12/01/36	931

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

4,994	6.500%, 08/01/29 - 03/01/38	5,717
1,382	7.000%, 04/01/26 - 02/01/37	1,586
1,679	7.500%, 08/01/25 - 09/01/38	2,012
14	8.000%, 07/01/20 - 11/01/24	15
40	8.500%, 07/01/28	48
	FHLMC Gold Pools, FHA/VA,
5,505	7.500%, 01/01/32 - 12/01/36	6,379
1,315	10.000%, 10/01/30	1,424
	FHLMC Gold Pools, Other,
69,063	3.500%, 02/01/33 - 06/01/43	71,350
122,203	4.000%, 06/01/42 - 01/01/46	129,753
37,046	4.500%, 01/01/46	40,575
648	5.500%, 04/01/18	660
1,220	6.000%, 02/01/33 - 11/01/36	1,339
12,152	6.500%, 12/01/35 - 06/01/37	13,616
9	7.000%, 07/01/29	10
212	10.000%, 03/17/26	216
	FNMA,
2	ARM, 1.986%, 01/01/19	2
3	ARM, 2.358%, 03/01/19	3
450	ARM, 2.381%, 09/01/33	466
345	ARM, 2.391%, 08/01/34	356
58	ARM, 2.414%, 09/01/27	61
2,394	ARM, 2.459%, 09/01/36	2,486
140	ARM, 2.527%, 11/01/34	147
396	ARM, 2.540%, 05/01/35	419
1,279	ARM, 2.541%, 01/01/36	1,343
1,063	ARM, 2.600%, 07/01/37	1,106
1,043	ARM, 2.607%, 02/01/37	1,086
60	ARM, 2.614%, 07/01/34	63
781	ARM, 2.616%, 11/01/37	824
213	ARM, 2.622%, 02/01/35	222
519	ARM, 2.628%, 07/01/35	550
464	ARM, 2.630%, 08/01/36	491
84	ARM, 2.635%, 08/01/35	88
793	ARM, 2.694%, 01/01/37	826
598	ARM, 2.713%, 09/01/36	626
402	ARM, 2.713%, 09/01/37	424
75	ARM, 2.716%, 07/01/37	78
231	ARM, 2.737%, 10/01/34	246
3,230	ARM, 2.745%, 01/01/35	3,362
58	ARM, 2.787%, 09/01/34	61
2,296	ARM, 2.796%, 11/01/37	2,413
617	ARM, 2.818%, 04/01/35	652
4,174	ARM, 2.837%, 12/01/37	4,437
385	ARM, 2.839%, 08/01/33	406

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	87

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Mortgage-Backed Securities — continued
83	ARM, 2.845%, 05/01/35	87
287	ARM, 2.855%, 09/01/35	301
610	ARM, 2.857%, 01/01/36	645
760	ARM, 2.862%, 09/01/36	803
1	ARM, 2.875%, 08/01/19	1
2,511	ARM, 2.880%, 04/01/37	2,664
333	ARM, 2.894%, 06/01/36	351
282	ARM, 2.904%, 08/01/34	296
30	ARM, 2.905%, 01/01/34	30
494	ARM, 2.905%, 03/01/35	519
492	ARM, 2.906%, 10/01/34	522
600	ARM, 2.908%, 06/01/34	636
563	ARM, 2.946%, 08/01/36	576
304	ARM, 2.963%, 05/01/36	323
2,734	ARM, 2.968%, 07/01/37	2,921
419	ARM, 2.980%, 11/01/33	444
1,740	ARM, 3.006%, 08/01/36	1,838
921	ARM, 3.020%, 07/01/36	979
776	ARM, 3.031%, 10/01/35	826
95	ARM, 3.033%, 09/01/37	98
1,734	ARM, 3.044%, 09/01/36	1,843
1,092	ARM, 3.056%, 09/01/37	1,159
1,139	ARM, 3.070%, 10/01/36	1,208
2,147	ARM, 3.074%, 06/01/36	2,287
265	ARM, 3.094%, 11/01/34	282
193	ARM, 3.101%, 09/01/33	207
978	ARM, 3.114%, 07/01/37	1,038
191	ARM, 3.125%, 08/01/36	199
519	ARM, 3.174%, 06/01/36	552
692	ARM, 3.195%, 09/01/36	730
138	ARM, 3.201%, 01/01/35	146
1,325	ARM, 3.204%, 02/01/37	1,396
165	ARM, 3.236%, 01/01/34	175
127	ARM, 3.248%, 09/01/37	130
2,308	ARM, 3.349%, 12/01/36	2,455
1,886	ARM, 3.363%, 10/01/36	2,008
692	ARM, 3.366%, 10/01/36	735
466	ARM, 3.370%, 11/01/36	492
273	ARM, 3.410%, 01/01/38	284
803	ARM, 3.435%, 12/01/36	851
441	ARM, 3.469%, 01/01/37	469
2,482	ARM, 3.605%, 08/01/37	2,645
577	ARM, 3.617%, 11/01/36	617
4,883	ARM, 3.686%, 03/01/36	5,195
304	ARM, 3.693%, 02/01/36	323
33	ARM, 3.875%, 01/01/36	33

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE($)

36		ARM, 3.903%, 03/01/29	38
203		ARM, 5.902%, 09/01/37	212
		FNMA, 15 Year, Single Family,
126		3.500%, 04/01/19	131
1,116		4.500%, 05/01/18 - 12/01/19	1,145
2,851		5.000%, 04/01/18 - 08/01/24	2,963
2,438		5.500%, 02/01/18 - 07/01/20	2,502
7,011		6.000%, 08/01/17 - 07/01/24	7,526
1,133		6.500%, 03/01/17 - 02/01/24	1,218
5		7.000%, 03/01/17 - 11/01/17	5
		FNMA, 20 Year, Single Family,
12,375		3.500%, 07/01/32 - 08/01/32	12,907
25,420		4.000%, 01/01/35	27,228
835		5.500%, 07/01/25	929
5,328		6.000%, 07/01/26 - 09/01/29	6,027
1,573		6.500%, 05/01/22 - 08/01/26	1,767
		FNMA, 30 Year, FHA/VA,
136		6.000%, 09/01/33	151
186		6.500%, 03/01/29	215
15		7.000%, 02/01/33	16
41		8.000%, 06/01/28	46
13		8.500%, 02/01/30	13
—	(h)	9.000%, 05/01/18	—	(h)
4		9.500%, 12/01/18	4
		FNMA, 30 Year, Single Family,
29,071		3.000%, 06/01/43	29,057
128,249		3.500%, 05/01/44 - 01/01/46	132,615
19,404		4.000%, 12/01/33 - 06/01/42	20,639
17,568		4.500%, 11/01/33 - 09/01/43	18,948
22,058		5.000%, 06/01/33 - 08/01/40	24,334
14,461		5.500%, 11/01/32 - 12/01/39	16,252
11,848		6.000%, 12/01/28 - 11/01/38	13,554
22,803		6.500%, 11/01/29 - 10/01/38	25,903
11,890		7.000%, 01/01/24 - 01/01/39	14,016
8,172		7.500%, 11/01/22 - 04/01/39	9,773
648		8.000%, 03/01/21 - 01/01/38	759
14		8.500%, 07/01/24 - 05/01/25	16
10		9.500%, 07/01/28	11
5		10.000%, 02/01/24	5
		FNMA, Other,
37,430		ARM, 1.122%, 01/01/23	37,303
10,000		ARM, 1.142%, 12/01/24	10,034
9,865		ARM, 1.152%, 02/01/23	9,901
6,654		ARM, 1.162%, 01/01/23	6,697
15,000		ARM, 1.202%, 07/01/24	14,959
7,050		ARM, 1.232%, 11/01/23	7,065

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Mortgage-Backed Securities — continued
3,854	ARM, 1.242%, 08/01/22	3,855
8,088	ARM, 1.572%, 03/01/22	8,132
80	ARM, 3.000%, 08/01/34	85
6,886	1.470%, 12/01/19	6,790
8,968	1.690%, 12/01/19	8,888
11,111	1.940%, 07/01/19	11,119
13,452	2.000%, 12/01/20	13,393
80,712	2.010%, 06/01/20	80,636
2,083	2.030%, 08/01/19	2,102
4,217	2.150%, 01/01/23	4,160
8,166	2.190%, 05/01/19	8,219
6,205	2.200%, 07/01/19	6,245
5,598	2.240%, 12/01/22	5,550
8,881	2.280%, 12/01/22	8,819
3,288	2.320%, 12/01/22	3,273
14,837	2.330%, 01/01/23	14,766
32,312	2.340%, 12/01/22 - 01/01/23	32,183
27,095	2.370%, 07/01/19 - 01/01/23	27,255
7,481	2.380%, 11/01/22	7,470
14,738	2.390%, 10/01/22 - 12/01/22	14,723
9,611	2.395%, 01/01/22	9,622
49,761	2.400%, 12/01/22 - 05/01/26	49,319
5,179	2.410%, 11/01/22	5,169
17,935	2.420%, 12/01/22 - 06/01/23	17,879
15,662	2.440%, 11/01/22 - 01/01/23	15,650
43,398	2.450%, 06/01/19 - 02/01/23	43,493
25,000	2.460%, 10/01/26	24,061
7,769	2.470%, 09/01/22 - 11/01/22	7,781
28,902	2.490%, 03/01/23 - 05/01/26	28,233
22,555	2.500%, 04/01/23 - 10/01/31	21,801
8,251	2.510%, 01/01/23	8,228
37,103	2.520%, 10/01/22 - 05/01/23	37,105
2,690	2.540%, 05/01/23	2,693
14,307	2.550%, 11/01/22	14,379
5,214	2.570%, 10/01/22	5,246
7,740	2.590%, 06/01/28	7,478
13,978	2.600%, 06/01/22 - 01/01/23	14,105
18,671	2.610%, 07/01/22 - 06/01/26	18,485
5,201	2.620%, 10/01/17	5,208
22,410	2.630%, 09/01/21 - 06/01/25	22,522
5,802	2.635%, 10/01/22	5,856
24,499	2.640%, 04/01/23 - 06/01/26	24,115
8,968	2.650%, 08/01/22	9,056
17,722	2.660%, 12/01/22	18,026
31,621	2.670%, 07/01/22 - 07/01/31	30,955
14,900	2.680%, 05/01/25 - 06/01/27	14,706

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

8,635	2.690%, 07/01/22	8,764
23,781	2.700%, 04/01/22 - 04/01/25	23,973
5,246	2.705%, 04/01/23	5,323
10,000	2.730%, 07/01/28	9,716
8,185	2.750%, 03/01/22	8,332
13,945	2.760%, 06/01/22	14,205
17,647	2.766%, 06/01/23	17,881
22,420	2.770%, 05/01/22 - 06/01/23	22,794
4,281	2.780%, 06/01/27	4,232
8,000	2.790%, 05/01/27	7,898
14,893	2.810%, 05/01/27 - 08/01/31	14,630
9,372	2.820%, 07/01/22	9,569
39,974	2.830%, 05/01/27 - 06/01/27	39,552
44,356	2.840%, 01/01/25 - 04/01/26	44,592
19,287	2.860%, 05/01/22 - 01/01/25	19,642
8,500	2.890%, 05/01/27	8,473
16,313	2.900%, 12/01/24 - 06/01/31	16,176
6,000	2.910%, 03/01/27	5,987
56,820	2.920%, 12/01/24 - 05/01/30	56,550
34,069	2.940%, 05/01/22 - 05/01/30	34,035
23,545	2.960%, 01/01/25 - 06/01/30	23,526
44,236	2.970%, 01/01/22 - 06/01/30	44,743
19,730	2.980%, 07/01/22	20,290
17,429	2.990%, 02/01/22 - 01/01/25	17,731
51,006	3.000%, 06/01/27 - 02/01/43	50,879
9,668	3.020%, 05/01/22 - 06/01/25	9,911
56,581	3.030%, 12/01/21 - 04/01/30	56,722
10,762	3.040%, 12/01/18	10,984
13,128	3.050%, 04/01/22 - 01/01/25	13,488
7,497	3.060%, 02/01/22	7,737
27,980	3.080%, 03/01/22 - 04/01/30	28,266
11,396	3.090%, 01/01/22	11,767
37,935	3.100%, 05/01/22 - 05/01/30	38,227
25,303	3.110%, 12/01/24	25,891
49,328	3.120%, 01/01/22 - 06/01/35	49,192
47,234	3.130%, 04/01/30 - 06/01/30	46,771
45,463	3.140%, 02/01/22 - 12/01/26	46,665
9,435	3.150%, 07/01/30	9,421
13,200	3.170%, 08/01/25 - 02/01/30	13,338
18,644	3.180%, 01/01/26 - 06/01/30	18,908
17,000	3.190%, 12/01/26	17,337
7,165	3.200%, 01/01/22	7,429
23,090	3.210%, 03/01/22 - 03/01/31	23,452
13,995	3.220%, 12/01/26 - 04/01/30	14,127
4,987	3.230%, 11/01/20	5,165
20,000	3.240%, 12/01/26	20,461

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	89

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Mortgage-Backed Securities — continued
18,080	3.250%, 09/01/26 - 07/01/27	18,527
7,980	3.260%, 12/01/26	8,186
6,706	3.270%, 11/01/20	6,964
61,272	3.290%, 10/01/20 - 11/01/26	63,053
15,564	3.300%, 12/01/26 - 07/01/30	15,817
3,295	3.310%, 12/01/21	3,431
8,500	3.320%, 05/01/24	8,828
10,000	3.330%, 09/01/27	10,299
16,000	3.340%, 02/01/27	16,513
11,727	3.350%, 09/01/30	11,934
7,025	3.360%, 10/01/20	7,311
7,834	3.370%, 09/01/30	7,986
12,018	3.380%, 01/01/18 - 12/01/23	12,212
2,981	3.400%, 10/01/21	3,118
16,515	3.430%, 09/01/20 - 11/01/21	17,251
12,677	3.440%, 12/01/21 - 10/01/26	13,205
32,221	3.450%, 01/01/24 - 04/01/35	33,424
7,495	3.480%, 12/01/20	7,827
200,893	3.500%, 10/01/20 - 01/01/44	206,944
9,000	3.510%, 08/01/23	9,433
5,371	3.520%, 01/01/18	5,414
8,609	3.540%, 10/01/20	9,003
7,330	3.543%, 12/01/20	7,659
13,000	3.550%, 02/01/30	13,508
3,612	3.563%, 01/01/21	3,792
19,003	3.570%, 11/01/34	19,492
22,726	3.590%, 10/01/20 - 08/01/23	23,873
1,621	3.600%, 09/01/20	1,701
9,162	3.610%, 11/01/34	9,396
9,450	3.630%, 01/01/18 - 10/01/35	9,708
4,894	3.640%, 01/01/25	5,152
42,150	3.670%, 07/01/23	44,716
3,202	3.700%, 12/01/20	3,364
14,710	3.735%, 06/01/18	14,938
9,713	3.740%, 07/01/20 - 07/01/23	10,260
3,840	3.760%, 12/01/35	3,964
27,400	3.765%, 12/01/25	29,098
34,279	3.770%, 01/01/21 - 09/01/21	36,276
4,882	3.800%, 03/01/18	4,944
21,109	3.830%, 12/01/20 - 12/01/21	22,404
21,995	3.850%, 09/01/20 - 09/01/21	23,281
8,178	3.860%, 07/01/21	8,681
10,067	3.870%, 01/01/21	10,649
14,684	3.881%, 09/01/21	15,590
30,723	3.890%, 08/01/20 - 09/01/21	32,604
5,931	3.915%, 10/01/20	6,264

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

5,611	3.920%, 09/01/21	5,977
15,977	3.930%, 07/01/20 - 01/01/21	16,874
8,968	3.940%, 07/01/21	9,565
7,174	3.950%, 07/01/20	7,585
8,378	3.960%, 08/01/20	8,869
5,404	3.970%, 06/01/21	5,754
4,549	3.990%, 07/01/21	4,849
139,712	4.000%, 04/01/20 - 03/01/46	148,130
6,009	4.020%, 06/01/21	6,424
5,695	4.050%, 01/01/21 - 08/01/21	6,074
8,598	4.060%, 07/01/21	9,197
26,689	4.066%, 07/01/20	28,262
15,350	4.070%, 10/01/21	16,463
5,813	4.100%, 06/01/21	6,219
14,293	4.130%, 11/01/19 - 08/01/21	15,171
14,644	4.160%, 03/01/21	15,644
16,224	4.180%, 12/01/19 - 09/01/23	17,500
4,670	4.190%, 06/01/21	5,010
17,583	4.240%, 11/01/19 - 06/01/21	18,836
15,784	4.250%, 04/01/21	16,974
27,419	4.260%, 12/01/19 - 07/01/21	29,355
6,185	4.264%, 06/01/21	6,604
15,783	4.281%, 01/01/20	16,663
6,047	4.283%, 01/01/21	6,448
4,744	4.295%, 06/01/21	5,107
6,582	4.300%, 08/01/20 - 04/01/21	6,805
7,721	4.313%, 07/01/21	8,311
10,418	4.330%, 02/01/21 - 04/01/21	11,201
16,142	4.340%, 06/01/21	17,455
12,600	4.350%, 04/01/20	13,392
12,944	4.360%, 05/01/21	13,959
9,725	4.369%, 02/01/20	10,308
14,149	4.381%, 04/01/20	15,028
6,515	4.390%, 05/01/21	7,029
55,153	4.399%, 02/01/20	58,700
2,511	4.400%, 02/01/20	2,668
3,612	4.450%, 01/01/21	3,888
8,071	4.480%, 06/01/21	8,767
96,412	4.500%, 08/01/21 - 03/01/44	105,234
13,775	4.503%, 12/01/19	14,576
5,210	4.540%, 01/01/20 - 07/01/26	5,650
8,892	4.552%, 08/01/26	9,816
10,789	4.640%, 01/01/21	11,677
9,879	4.662%, 12/01/26	10,979
9,085	4.762%, 08/01/26	10,087
5,782	4.766%, 08/01/26	6,422

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE($)
Mortgage-Backed Securities — continued
1,495		5.000%, 04/01/31 - 12/01/32	1,663
1,430		5.500%, 03/01/17 - 06/01/39	1,531
4,610		5.855%, 10/01/17	4,697
1,882		6.000%, 02/01/36 - 11/01/48	2,066
1,648		6.500%, 04/01/36 - 05/01/37	1,836
982		7.000%, 02/01/36 - 04/01/37	1,115
145		8.000%, 11/01/37	162
17		10.500%, 04/15/19	17
		GNMA I, 15 Year, Single Family,
2		6.000%, 10/15/17	2
4		6.500%, 06/15/17	3
		GNMA I, 30 Year, Single Family,
3,545		5.500%, 04/15/33 - 09/15/34	3,999
100		6.000%, 11/15/28	114
2,332		6.500%, 01/15/24 - 12/15/35	2,716
4,646		7.000%, 08/15/23 - 04/15/37	5,446
529		7.500%, 11/15/22 - 10/15/37	603
15		8.000%, 07/15/22 - 08/15/28	15
—	(h)	8.500%, 06/15/17 - 11/15/17	—	(h)
10		9.000%, 02/15/20 - 11/15/24	12
362		9.500%, 09/15/18 - 12/15/25	390
		GNMA II, 30 Year, Single Family,
3,288		3.750%, 07/20/45	3,454
8,410		4.250%, 12/20/44	9,122
2,037		5.500%, 09/20/39	2,319
10,519		6.000%, 03/20/28 - 08/20/39	12,038
939		6.500%, 07/20/29	1,081
400		7.000%, 08/20/38	458
78		7.500%, 02/20/28 - 09/20/28	92
152		8.000%, 12/20/25 - 09/20/28	175
74		8.500%, 03/20/25 - 05/20/25	82
		GNMA II, Other,
3,039		3.750%, 09/20/38 - 01/20/39	3,214
4,584		4.465%, 05/20/63	4,837
66		6.000%, 11/20/38	71

		Total Mortgage-Backed Securities (Cost $4,397,651)	4,427,950

Municipal Bonds — 0.3% (t)
		California — 0.0% (g)
3,060		Los Angeles City Department of Airports, International Airport, Series C, Rev., 6.582%, 05/15/39	4,008
2,400		State of California, Various Purpose, GO, 7.300%, 10/01/39	3,397

			7,405

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

	New York — 0.2%
2,240	New York State Dormitory Authority, State Personal Income Tax, General Purpose, Series D, Rev., 5.600%, 03/15/40	2,798
	Port Authority of New York & New Jersey, Consolidated,
10,965	Series 164, Rev., 5.647%, 11/01/40	13,539
3,780	Series 165, Rev., 5.647%, 11/01/40	4,668
17,925	Series 174, Rev., 4.458%, 10/01/62	18,682

		39,687

	Ohio — 0.1%
11,725	American Municipal Power, Inc., Meldahl Hydroelectric Project, Series B, Rev., 7.499%, 02/15/50	16,313
	Ohio State University, General Receipts,
1,000	Rev., 5.590%, 12/01/14[5]	1,078
3,478	Series A, Rev., 4.048%, 12/01/56	3,458
9,576	Series A, Rev., 4.800%, 06/01/11[4]	9,497

		30,346

	Total Municipal Bonds (Cost $68,361)	77,438

Supranational — 0.1%
23,640	African Development Bank, 8.800%, 09/01/19 (Cost $26,885)	27,346

U.S. Government Agency Securities — 2.5%
2,986	FFCB, 5.125%, 11/15/18	3,181
9,865	FHLB, 5.500%, 07/15/36	13,167
	Financing Corp. STRIPS,
59,680	1.290%, 05/11/18 (n)	58,756
3,506	1.610%, 11/30/17 (n)	3,482
1,795	2.152%, 03/07/19 (n)	1,743
1,688	2.216%, 04/06/18 (n)	1,669
	FNMA
23,765	4.160%, 06/01/17 (n)	23,726
	FNMA STRIPS,
8,071	3.777%, 05/15/30 (n)	5,209
11,944	Government Trust Certificate, Series 1-Z, 2.503%, 04/01/19 (n)	11,522
	Resolution Funding Corp. STRIPS,
47,400	1.566%, 01/15/21 (n)	43,988
166,149	1.618%, 10/15/19 (n)	159,406
225,211	1.891%, 07/15/20 (n)	212,180
50,759	1.925%, 10/15/20 (n)	47,318
11,275	2.184%, 10/15/25 (n)	9,023
30,700	2.817%, 01/15/30 (n)	20,240

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	91

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — continued
12,675	2.853%, 01/15/26 (n)	9,866
18,250	3.003%, 04/15/30 (n)	12,067
	Tennessee Valley Authority,
4,129	4.250%, 09/15/65	4,381
2,632	4.625%, 09/15/60	3,016
14,269	5.250%, 09/15/39	18,046
493	5.500%, 06/15/38	638
7,668	5.880%, 04/01/36	10,322
	Tennessee Valley Authority STRIPS,
3,711	2.163%, 12/15/17 (n)	3,678
3,500	3.308%, 12/15/28 (n)	2,299
17,495	3.668%, 11/01/25 (n)	13,374
2,242	4.356%, 06/15/35 (n)	1,150
10,762	4.473%, 05/01/19 (n)	10,352
3,119	4.783%, 07/15/28 (n)	2,112

	Total U.S. Government Agency Securities (Cost $706,244)	705,911

U.S. Treasury Obligations — 23.8%
	U.S. Treasury Bond,
25,000	2.875%, 05/15/43	24,559
50,000	2.875%, 08/15/45	48,994
26,500	3.500%, 02/15/39	29,391
38,050	4.250%, 05/15/39	46,839
73,390	4.375%, 02/15/38	92,417
76,320	4.375%, 11/15/39	95,504
134,780	4.375%, 05/15/40	168,686
7,861	4.500%, 05/15/38	10,058
71,284	4.500%, 08/15/39	90,709
31,370	4.750%, 02/15/37	41,282
583	5.250%, 11/15/28	748
50,000	5.500%, 08/15/28	65,186
29,475	8.000%, 11/15/21	37,586
14,932	8.125%, 05/15/21	18,746
17,000	8.750%, 05/15/20	20,808
54,785	8.750%, 08/15/20	67,884
	U.S. Treasury Inflation Indexed Bond,
2,100	2.375%, 01/15/25	3,125
3,587	2.500%, 01/15/29	4,976
9,066	3.625%, 04/15/28	18,138
	U.S. Treasury Inflation Indexed Note,
10,000	0.125%, 04/15/19	10,504
22,231	0.125%, 01/15/22	23,978
2,584	1.375%, 01/15/20	3,054
	U.S. Treasury Note,
7,600	0.750%, 02/15/19	7,528

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

69,175	0.875%, 10/15/17	69,213
10,788	1.000%, 11/30/19	10,662
16,770	1.250%, 10/31/18	16,795
79,091	1.250%, 11/30/18	79,190
18,500	1.250%, 02/29/20	18,363
16,278	1.375%, 12/31/18	16,326
13,000	1.375%, 02/28/19	13,036
10,000	1.375%, 05/31/20	9,934
11,860	1.500%, 05/31/19	11,911
8,000	1.625%, 07/31/19	8,050
5,000	1.750%, 10/31/20	5,012
2,500	2.000%, 11/30/20	2,527
15,000	2.000%, 02/28/21	15,144
10,000	2.125%, 08/31/20	10,165
1,794	2.250%, 11/30/17	1,813
23,317	2.625%, 01/31/18	23,666
90,991	2.625%, 08/15/20	94,026
34,504	2.625%, 11/15/20	35,662
12,681	2.750%, 12/31/17	12,875
52,451	2.875%, 03/31/18	53,512
52,041	3.125%, 04/30/17	52,269
103,518	3.125%, 05/15/19	107,578
25,000	3.125%, 05/15/21	26,338
47,007	3.500%, 02/15/18	48,149
17,039	3.625%, 02/15/21	18,273
11,647	4.250%, 11/15/17	11,929
	U.S. Treasury STRIPS,
72,700	1.820%, 11/15/19 (n)	69,863
123,537	1.917%, 05/15/21 (n)	114,166
52,512	1.970%, 02/15/20 (n)	50,152
10,990	1.975%, 08/15/25 (n)	8,926
212,665	2.133%, 02/15/21 (n)	197,857
113,900	2.166%, 11/15/23 (n)	97,896
63,421	2.248%, 05/15/25 (n)	51,955
106,435	2.360%, 08/15/23 (n)	92,190
59,076	2.408%, 02/15/24 (n)	50,398
149,456	2.451%, 05/15/22 (n)	133,953
105,800	2.558%, 08/15/22 (n)	94,221
204,956	2.644%, 02/15/22 (n)	185,302
171,800	2.691%, 11/15/22 (n)	151,993
108,421	2.760%, 08/15/21 (n)	99,441
248,580	2.768%, 05/15/23 (n)	216,772
51,591	2.827%, 08/15/24 (n)	43,308
54,049	2.885%, 05/15/28 (n)	40,310
121,891	2.921%, 02/15/34 (n)	74,960
97,800	2.937%, 08/15/32 (n)	63,278

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligations — continued
71,937	2.971%, 08/15/18 (n)	70,777
142,532	2.977%, 08/15/28 (n)	105,443
172,788	3.051%, 11/15/32 (n)	110,857
216,602	3.065%, 08/15/20 (n)	204,337
229,322	3.104%, 02/15/23 (n)	201,500
14,870	3.136%, 05/15/29 (n)	10,737
103,866	3.174%, 02/15/32 (n)	68,319
78,371	3.187%, 11/15/21 (n)	71,415
17,278	3.216%, 05/15/24 (n)	14,623
221,297	3.294%, 05/15/32 (n)	144,527
7,608	3.343%, 08/15/26 (n)	5,981
16,680	3.358%, 05/15/35 (n)	9,827
93,350	3.382%, 05/15/31 (n)	63,079
133,709	3.386%, 11/15/33 (n)	82,918
59,956	3.413%, 11/15/29 (n)	42,594
14,106	3.419%, 05/15/18 (n)	13,931
94,041	3.441%, 11/15/26 (n)	73,436
143,105	3.441%, 05/15/33 (n)	90,194
21,613	3.464%, 11/15/34 (n)	12,935
36,300	3.470%, 02/15/33 (n)	23,073
347,451	3.472%, 05/15/20 (n)	329,778
38,512	3.477%, 08/15/29 (n)	27,588
135,684	3.536%, 02/15/27 (n)	105,365
81,052	3.566%, 02/15/29 (n)	58,932
84,028	3.585%, 11/15/27 (n)	63,743
98,421	3.626%, 11/15/31 (n)	65,336
70,188	3.650%, 08/15/31 (n)	46,948
122,874	3.720%, 05/15/19 (n)	119,250
25,155	3.749%, 08/15/34 (n)	15,203
28,525	3.799%, 05/15/34 (n)	17,345
25,906	3.824%, 02/15/35 (n)	15,376
89,733	3.989%, 08/15/30 (n)	62,189
57,436	4.052%, 11/15/30 (n)	39,460
72,252	4.105%, 02/15/31 (n)	49,314
127,498	4.152%, 08/15/19 (n)	123,109
46,760	4.168%, 11/15/28 (n)	34,358

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

33,200	4.218%, 11/15/24 (n)	27,642
31,792	4.344%, 02/15/18 (n)	31,495
67,515	4.488%, 02/15/28 (n)	50,806
75,636	4.540%, 05/15/30 (n)	52,828
6,700	4.557%, 02/15/26 (n)	5,353
24,999	4.612%, 05/15/26 (n)	19,811
45,886	4.684%, 08/15/27 (n)	35,048
24,963	4.866%, 08/15/33 (n)	15,599
82,771	5.078%, 11/15/17 (n)	82,267
1,525	5.296%, 08/15/35 (n)	890
111,213	5.339%, 02/15/30 (n)	78,366
6,601	5.535%, 02/15/25 (n)	5,457
7,309	6.327%, 05/15/27 (n)	5,625
1,054	6.426%, 05/15/36 (n)	599

	Total U.S. Treasury Obligations (Cost $6,370,609)	6,545,642

Loan Assignments — 0.1%
	Consumer Discretionary — 0.1%
	Hotels, Restaurants & Leisure — 0.1%
34,222	Lila Mexican Holdings LLC, Tranche B, VAR, 3.770%, 08/11/22 (Cost $33,249)	33,633

SHARES
Short-Term Investment — 1.9%
	Investment Company — 1.9%
529,582	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.850% (b) (l) (Cost $529,698)	529,794

	Total Investments — 99.9% (Cost $27,070,300)	27,515,761
	Other Assets in Excess of Liabilities — 0.1%	25,039

	NET ASSETS — 100.0%	$27,540,800

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	93

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Asset-Backed Securities — 14.6%
317	Academic Loan Funding Trust, Series 2012-1A, Class A1, VAR, 1.578%, 12/27/22 (e)	316
	Accredited Mortgage Loan Trust,
62	Series 2006-1, Class A3, VAR, 0.958%, 04/25/36	62
149	Series 2006-2, Class A3, VAR, 0.928%, 09/25/36	148
	Air Canada Pass-Through Trust, (Canada),
854	Series 2013-1, Class A, 4.125%, 05/15/25 (e)	880
1,114	Series 2015-1, Class A, 3.600%, 03/15/27 (e)	1,103
1,161	Ajax Mortgage Loan Trust, Series 2016-2, Class A, SUB, 4.125%, 10/25/56 (e)	1,157
	Ally Auto Receivables Trust,
6,000	Series 2015-2, Class D, 3.010%, 03/15/22 (e)	6,065
5,700	Series 2016-1, Class D, 2.840%, 09/15/22	5,766
	American Airlines Pass-Through Trust,
1,055	Series 2016-2, Class A, 3.650%, 06/15/28	1,050
807	Series 2017-1, Class AA, 3.650%, 02/15/29	817
	American Credit Acceptance Receivables Trust,
5,000	Series 2013-2, Class D, 5.920%, 08/17/20 (e)	5,077
10,000	Series 2016-2, Class C, 6.090%, 05/12/22 (e)	10,442
6,975	Series 2016-3, Class C, 4.260%, 08/12/22 (e)	7,111
6,956	Series 2016-4, Class C, 2.910%, 02/13/23 (e)	6,964
23,121	American Express Credit Account Master Trust, Series 2017-1, Class A, 1.930%, 09/15/22	23,169
1,250	American Homes 4 Rent, Series 2015-SFR1, Class E, 5.639%, 04/17/52 (e)	1,327
	American Homes 4 Rent Trust,
5,000	Series 2014-SFR3, Class D, 5.040%, 12/17/36 (e)	5,273
17,745	Series 2014-SFR3, Class E, 6.418%, 12/17/36 (e)	19,774
2,250	Series 2015-SFR2, Class D, 5.036%, 10/17/45 (e)	2,386
18,630	Series 2015-SFR2, Class E, 6.070%, 10/17/45 (e)	20,428
	AmeriCredit Automobile Receivables Trust,
1,692	Series 2015-1, Class A3, 1.260%, 11/08/19	1,692
3,802	Series 2015-2, Class A3, 1.270%, 01/08/20	3,800
5,317	Series 2016-3, Class B, 1.800%, 10/08/21	5,262

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates,
206	Series 2003-5, Class A6, SUB, 4.180%, 04/25/33	208
32	Series 2003-13, Class AF6, SUB, 4.957%, 01/25/34	33
	AMSR Trust,
3,007	Series 2016-SFR1, Class E, VAR, 3.922%, 11/17/33 (e)	3,033
3,007	Series 2016-SFR1, Class F, VAR, 4.672%, 11/17/33 (e)	3,039
	Anchor Assets IX LLC,
15,300	Series 2016-1, Class A, 5.125%, 02/15/20 (e)	15,300
10,250	Series 2016-1, Class B, 6.250%, 02/15/20 (e)	10,250
3,669	ARLP Securitization Trust, Series 2015-1, Class A1, SUB, 3.967%, 05/25/55 (e)	3,698
	B2R Mortgage Trust,
3,534	Series 2015-1, Class A1, 2.524%, 05/15/48 (e)	3,498
4,456	Series 2016-1, Class A, 2.567%, 06/15/49 (e)	4,378
2	BankBoston Home Equity Loan Trust, Series 1998-1, Class A6, 6.350%, 07/25/28	2
4,444	BCC Funding XIII LLC, Series 2016-1, Class A2, 2.200%, 12/20/21 (e)	4,418
	Bear Stearns Asset-Backed Securities Trust,
308	Series 2003-SD2, Class 2A, VAR, 3.211%, 06/25/43	289
360	Series 2006-SD1, Class A, VAR, 1.148%, 04/25/36	351
	Blue Elephant Loan Trust,
195	Series 2015-1, Class A, 3.120%, 12/15/22 (e)	195
1,850	Series 2015-1, Class B, 5.560%, 12/15/22 (e)	1,846
154	Burlington Northern and Santa Fe Railway Co. Pass-Through Trust, Series 00-2, Class TR, 7.908%, 01/15/20	163
513	BXG Receivables Note Trust, Series 2012-A, Class A, 2.660%, 12/02/27 (e)	508
1,895	California Republic Auto Receivables Trust, Series 2016-2, Class A3, 1.560%, 07/15/20	1,890
8,269	CAM Mortgage LLC, Series 2015-1, Class M, VAR, 4.750%, 07/15/64 (e)	8,202
5,964	CAM Mortgage Trust, Series 2016-2, Class A1, SUB, 3.250%, 06/15/57 (e)	5,922
9,960	Camillo Issuer LLC, Series 2016-SFR, Class 1A1, 5.000%, 12/05/23	9,960

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Asset-Backed Securities — continued
1,576	Capital Auto Receivables Asset Trust, Series 2015-1, Class A2, 1.420%, 06/20/18	1,576
	CarFinance Capital Auto Trust,
151	Series 2013-1A, Class B, 2.750%, 11/15/18 (e)	151
2,500	Series 2014-1A, Class C, 3.450%, 04/15/20 (e)	2,540
3,193	Series 2014-2A, Class B, 2.640%, 11/16/20 (e)	3,203
2,750	Series 2014-2A, Class C, 3.240%, 11/16/20 (e)	2,757
4,000	Series 2014-2A, Class D, 4.280%, 11/16/20 (e)	4,020
3,900	Series 2015-1A, Class C, 3.580%, 06/15/21 (e)	3,914
5,400	Series 2015-1A, Class D, 4.660%, 06/15/21 (e)	5,434
1,070	Series 2015-1A, Class E, 5.490%, 01/18/22 (e)	1,087
1,833	Carlyle Global Market Strategies Commodities Funding Ltd., (Cayman Islands), Series 2014-1A, Class A, VAR, 2.923%, 10/15/21 (e)	880
	CarMax Auto Owner Trust,
3,011	Series 2017-1, Class C, 2.840%, 10/17/22	3,015
4,929	Series 2017-1, Class D, 3.430%, 07/17/23	4,934
7,240	Carnow Auto Receivables Trust, Series 2016-1A, Class C, 5.110%, 02/15/21 (e)	7,271
	Centex Home Equity Loan Trust,
106	Series 2001-B, Class A6, 6.360%, 07/25/32	108
177	Series 2002-C, Class AF4, SUB, 4.980%, 06/25/31	178
131	Series 2003-B, Class AF4, SUB, 3.735%, 02/25/32	133
3,000	Citi Held For Asset Issuance, Series 2016-PM1, Class B, 7.670%, 04/15/25 (e)	3,167
1,372	Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3, 6.150%, 06/15/39	1,806
165	Citigroup Global Markets Mortgage Securities VII, Inc., Series 2003-UP1, Class A, SUB, 3.950%, 04/25/32 (e)	163
	Colony American Finance Ltd., (Cayman Islands),
3,281	Series 2016-1, Class A, 2.544%, 06/15/48 (e)	3,221
10,012	Series 2016-2, Class A, 2.554%, 11/15/48 (e)	9,763
5,000	Conix Mortgage Asset Trust, Series 2013-1, Class M1, VAR, 5.069%, 12/25/47 (d) (e)	285
2,597	Consumer Credit Origination Loan Trust, Series 2015-1, Class B, 5.210%, 03/15/21 (e)	2,600

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Continental Airlines Pass-Through Trust,
322	Series 2003-ERJ1, 7.875%, 07/02/18	334
252	Series 2004-ERJ1, 9.558%, 09/01/19	270
465	Series 2006-ERJ1, 9.318%, 11/01/19 (e)	497
	CPS Auto Receivables Trust,
162	Series 2013-A, Class A, 1.310%, 06/15/20 (e)	161
2,099	Series 2016-B, Class B, 3.180%, 09/15/20 (e)	2,121
12,600	Series 2016-C, Class C, 3.270%, 06/15/22 (e)	12,607
	CPS Auto Trust,
182	Series 2012-C, Class B, 2.280%, 12/16/19 (e)	183
114	Series 2012-D, Class A, 1.480%, 03/16/20 (e)	114
4,391	Series 2017-A, Class A, 1.680%, 08/17/20 (e)	4,388
1,470	Series 2017-A, Class C, 3.310%, 12/15/22 (e)	1,482
840	Series 2017-A, Class D, 4.610%, 12/15/22 (e)	865
	Credit Acceptance Auto Loan Trust,
6,048	Series 2016-3A, Class C, 3.600%, 04/15/25 (e)	6,092
3,973	Series 2017-1A, Class A, 2.560%, 10/15/25 (e)	3,973
1,742	Series 2017-1A, Class B, 3.040%, 12/15/25 (e)	1,741
1,460	Series 2017-1A, Class C, 3.480%, 02/17/26 (e)	1,460
66	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-HE4, Class AF, SUB, 5.510%, 08/25/32	71
115	CWABS Asset-Backed Certificates Trust, Series 2004-13, Class MV8, VAR, 3.321%, 01/25/35	6
	CWABS, Inc. Asset-Backed Certificates,
297	Series 2004-1, Class 3A, VAR, 1.338%, 04/25/34	254
282	Series 2004-1, Class M1, VAR, 1.528%, 03/25/34	273
43	Series 2004-1, Class M2, VAR, 1.603%, 03/25/34	40
689	CWABS, Inc. Asset-Backed Certificates Trust, Series 2004-6, Class M1, VAR, 1.678%, 10/25/34	662
	Delta Air Lines Pass-Through Trust,
205	Series 2012-1, Class A, 4.750%, 05/07/20	215
237	Series 2012-1, Class B, 6.875%, 05/07/19 (e)	252

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	95

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Asset-Backed Securities — continued
	Drive Auto Receivables Trust,
2,943	Series 2015-AA, Class D, 4.120%, 07/15/22 (e)	2,995
5,900	Series 2015-DA, Class D, 4.590%, 01/17/23 (e)	6,054
5,829	Series 2016-CA, Class D, 4.180%, 03/15/24 (e)	5,935
1,428	Series 2017-AA, Class B, 2.510%, 01/15/21 (e)	1,430
2,471	Series 2017-AA, Class C, 2.980%, 01/18/22 (e)	2,489
3,217	Series 2017-AA, Class D, 4.160%, 05/15/24 (e)	3,281
	DT Auto Owner Trust,
5,727	Series 2015-1A, Class D, 4.260%, 02/15/22 (e)	5,795
5,000	Series 2016-1A, Class D, 4.660%, 12/15/22 (e)	5,162
974	Series 2016-2A, Class C, 3.670%, 01/18/22 (e)	988
10,965	Series 2016-3A, Class B, 2.650%, 07/15/20 (e)	11,004
6,000	Series 2016-3A, Class C, 3.150%, 03/15/22 (e)	6,048
1,713	Series 2016-4A, Class B, 2.020%, 08/17/20 (e)	1,708
2,962	Series 2016-4A, Class D, 3.770%, 10/17/22 (e)	2,970
3,551	Series 2017-1A, Class D, 3.550%, 11/15/22 (e)	3,550
8,500	Series 2017-1A, Class E, 5.790%, 02/15/24 (e)	8,498
315	Equity One Mortgage Pass-Through Trust, Series 2003-2, Class M1, VAR, 5.050%, 09/25/33	317
	Exeter Automobile Receivables Trust,
1,125	Series 2014-2A, Class C, 3.260%, 12/16/19 (e)	1,134
4,941	Series 2014-3A, Class B, 2.770%, 11/15/19 (e)	4,957
2,150	Series 2015-2A, Class D, 5.790%, 05/16/22 (e)	2,158
6,884	Series 2015-3A, Class C, 4.830%, 08/16/21 (e)	7,115
445	Series 2016-1A, Class C, 5.520%, 10/15/21 (e)	464
4,013	Series 2016-3A, Class A, 1.840%, 11/16/20 (e)	4,008
3,480	Series 2016-3A, Class B, 2.840%, 08/16/21 (e)	3,478
4,565	Series 2017-1A, Class B, 3.000%, 12/15/21 (e)	4,588
1,885	Series 2017-1A, Class C, 3.950%, 12/15/22 (e)	1,895

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	First Investors Auto Owner Trust,
1,938	Series 2013-1A, Class C, 2.020%, 01/15/19 (e)	1,939
5,000	Series 2016-2A, Class B, 2.210%, 07/15/22 (e)	4,951
5,000	Series 2016-2A, Class C, 2.530%, 07/15/22 (e)	4,936
3,500	Series 2016-2A, Class D, 3.350%, 11/15/22 (e)	3,484
7,691	FirstKey Lending Trust, Series 2015-SFR1, Class A, 2.553%, 03/09/47 (e)	7,652
	Flagship Credit Auto Trust,
2,764	Series 2013-1, Class C, 3.590%, 03/15/19 (e)	2,776
4,000	Series 2014-1, Class C, 3.340%, 04/15/20 (e)	4,010
4,460	Series 2014-2, Class B, 2.840%, 11/16/20 (e)	4,496
4,337	Series 2014-2, Class C, 3.950%, 12/15/20 (e)	4,378
6,000	Series 2016-2, Class C, 6.220%, 09/15/22 (e)	6,447
4,183	Series 2017-1, Class B, 2.830%, 03/15/23 (e)	4,182
2,704	Series 2017-1, Class C, 3.220%, 05/15/23 (e)	2,704
1,313	Series 2017-1, Class D, 4.230%, 05/15/23 (e)	1,343
3,500	Series 2017-1, Class E, 6.460%, 12/15/23 (e)	3,560
1,929	Ford Credit Auto Owner Trust, Series 2015-A, Class A3, 1.280%, 09/15/19	1,928
8,155	GCAT, Series 2015-2, Class A1, SUB, 3.750%, 07/25/20 (e)	8,165
570	GE Capital Mortgage Services, Inc. Trust, Series 1999-HE1, Class A6, VAR, 6.700%, 04/25/29	611
2,634	GLC II Trust, Series 2014-A, Class B, 6.000%, 12/18/20 (e)	2,581
	GLC Trust,
867	Series 2014-A, Class A, 3.000%, 07/15/21 (e)	856
434	Series 2014-A, Class B, 4.000%, 07/15/21 (e)	425
6,000	GLS Auto Receivables Trust, Series 2016-1A, Class C, 6.900%, 10/15/21 (e)	6,212
	GMAT Trust,
385	Series 2013-1A, Class A, SUB, 6.967%, 11/25/43 (e)	386
5,000	Series 2013-1A, Class M, VAR, 5.000%, 11/25/43 (e)	4,771

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Asset-Backed Securities — continued
	GO Financial Auto Securitization Trust,
9,400	Series 2015-1, Class C, 5.760%, 03/15/21 (e)	9,358
2,932	Series 2015-2, Class A, 3.270%, 11/15/18 (e)	2,936
4,250	Golden Bear LLC, Series 2016-R, Class R, 5.650%, 09/20/47 (e)	4,247
1,974	Goodgreen Trust, Series 2016-1A, Class B, 5.240%, 10/15/52 (e)	1,965
	Green Tree Agency Advance Funding Trust I,
2,965	Series 2016-T1, Class BT1, 3.122%, 10/15/48 (e)	2,943
3,842	Series 2016-T1, Class DT1, 4.058%, 10/15/48 (e)	3,815
11,122	HERO Funding II, (Cayman Islands), Series 2016-4B, Class B, 4.990%, 09/20/47 (e)	11,205
3,526	HERO Funding Trust, Series 2016-3A, Class A1, 3.080%, 09/20/42 (e)	3,475
10,000	Hero Residual Funding, (Cayman Islands), Series 2016-1R, Class A1, 4.500%, 09/21/42 (e)	9,901
94	Home Loan Trust, Series 2003-HI2, Class A6, SUB, 5.260%, 07/25/28	94
3,398	Honda Auto Receivables Owner Trust, Series 2015-1, Class A3, 1.050%, 10/15/18	3,395
164	HSBC Home Equity Loan Trust USA, Series 2007-3, Class APT, VAR, 1.981%, 11/20/36	164
1,455	Hyundai Auto Receivables Trust, Series 2015-A, Class A3, 1.050%, 04/15/19	1,453
5,000	Kabbage Funding Resecuritization Trust, Series 2014-1RT, Class A22, VAR, 3.525%, 03/08/18 (e)	5,000
	KGS-Alpha SBA COOF Trust,
18,091	Series 2012-2, Class A, IO, VAR, 0.829%, 08/25/38 (e)	375
19,694	Series 2012-4, Class A, IO, VAR, 1.061%, 09/25/37 (e)	603
14,345	Series 2013-2, Class A, IO, VAR, 1.630%, 03/25/39 (e)	592
	LendingClub Issuance Trust,
1,935	Series 2016-NP1, Class A, 3.750%, 06/15/22 (e)	1,943
4,251	Series 2016-NP2, Class A, 3.000%, 01/17/23 (e)	4,258
	Lendmark Funding Trust,
7,500	Series 2016-2A, Class A, 3.260%, 04/21/25 (e)	7,480
5,625	Series 2016-2A, Class B, 4.660%, 04/21/25 (e)	5,529

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Long Beach Mortgage Loan Trust,
78	Series 2004-1, Class M3, VAR, 1.828%, 02/25/34	75
2	Series 2004-5, Class M6, VAR, 3.278%, 09/25/34	1
	LV Tower 52 Issuer,
16,000	Series 2013-1, Class A, 5.750%, 02/15/23 (e)	15,766
18,380	Series 2013-1, Class M, 7.750%, 02/15/23 (e)	17,915
5,412	Mariner Finance Issuance Trust, Series 2017-AA, Class A, 3.620%, 02/20/29 (e)	5,429
	Marlette Funding Trust,
4,148	Series 2016-1A, Class A, 3.060%, 01/17/23 (e)	4,158
6,741	Series 2016-1A, Class B, 4.780%, 01/17/23 (e)	6,812
	Mid-State Capital Corp. Trust,
158	Series 2005-1, Class A, 5.745%, 01/15/40	169
3,743	Series 2005-1, Class M1, 6.106%, 01/15/40	4,025
1,783	Series 2006-1, Class A, 5.787%, 10/15/40 (e)	1,900
2,163	Series 2006-1, Class M1, 6.083%, 10/15/40 (e)	2,255
864	Series 2006-1, Class M2, 6.742%, 10/15/40 (e)	914
379	Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-SD1, Class M1, VAR, 3.028%, 03/25/33	358
23,510	Murray Hill Marketplace Trust, Series 2016-LC1, Class A, 4.190%, 11/25/22 (e)	23,706
	Nationstar HECM Loan Trust,
2,355	Series 2016-2A, Class A, 2.239%, 06/25/26 (e)	2,373
6,299	Series 2016-2A, Class M1, 3.598%, 06/25/26 (e)	6,409
9,502	Series 2016-3A, Class M1, 3.147%, 08/25/26 (e)	9,453
	New Century Home Equity Loan Trust,
663	Series 2003-5, Class AI6, SUB, 5.178%, 11/25/33	670
610	Series 2005-1, Class M1, VAR, 1.453%, 03/25/35	576
10,000	New Residential Advance Receivables Trust Advance, Series 2016-T2, Class AT2, 2.575%, 10/15/49 (e)	9,891
86	Northwest Airlines Pass-Through Trust, Series 2007-1, Class A, 7.027%, 11/01/19	96

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	97

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Asset-Backed Securities — continued
1,032	NRG REMA LLC, Series B, 9.237%, 07/02/17	867
	NRPL Trust,
9,126	Series 2015-2A, Class A1, SUB, 3.750%, 10/25/57 (e)	9,130
3,278	Series 2015-2A, Class A2, SUB, 3.750%, 10/25/57 (e)	3,197
2,635	NRZ Advance Receivables Trust Advance Receivables Backed, Series 2016-T1, Class CT1, 3.836%, 06/15/49 (e)	2,590
	Ocwen Master Advance Receivables Trust,
1,338	Series 2015-T3, Class CT3, 4.196%, 11/15/47 (e)	1,337
9,984	Series 2015-T3, Class DT3, 4.687%, 11/15/47 (e)	10,019
6,725	Series 2016-T2, Class DT2, 4.446%, 08/16/49 (e)	6,630
	OnDeck Asset Securitization Trust II LLC,
1,130	Series 2016-1A, Class A, 4.210%, 05/17/20 (e)	1,129
1,823	Series 2016-1A, Class B, 7.630%, 05/17/20 (e)	1,837
	OneMain Direct Auto Receivables Trust,
5,183	Series 2016-1A, Class A, 2.040%, 01/15/21 (e)	5,185
10,000	Series 2016-1A, Class C, 4.580%, 09/15/21 (e)	10,205
	OneMain Financial Issuance Trust,
2,644	Series 2014-1A, Class A, 2.430%, 06/18/24 (e)	2,645
4,502	Series 2014-1A, Class B, 3.240%, 06/18/24 (e)	4,514
219	Series 2014-2A, Class A, 2.470%, 09/18/24 (e)	219
3,944	Series 2014-2A, Class C, 4.330%, 09/18/24 (e)	3,956
5,267	Series 2014-2A, Class D, 5.310%, 09/18/24 (e)	5,317
7,020	Series 2015-1A, Class A, 3.190%, 03/18/26 (e)	7,082
7,435	Series 2015-1A, Class C, 5.120%, 03/18/26 (e)	7,474
6,120	Series 2015-2A, Class C, 4.320%, 07/18/25 (e)	6,101
4,970	Series 2016-1A, Class A, 3.660%, 02/20/29 (e)	5,048
4,000	Series 2016-1A, Class B, 4.570%, 02/20/29 (e)	4,037
7,400	Series 2016-1A, Class C, 6.000%, 02/20/29 (e)	7,574
6,535	Series 2016-2A, Class C, SUB, 5.670%, 03/20/28 (e)	6,584

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Oportun Funding II LLC,
4,738	Series 2016-A, Class A, 4.700%, 03/08/21 (e)	4,823
1,622	Series 2016-A, Class B, 6.410%, 03/08/21 (e)	1,655
	Oportun Funding III LLC,
4,000	Series 2016-B, Class A, 3.690%, 07/08/21 (e)	4,014
2,394	Series 2016-B, Class B, 5.160%, 07/08/21 (e)	2,386
2,171	Oportun Funding IV LLC, Series 2016-C, Class B, 4.850%, 11/08/21 (e)	2,153
182	PFS Tax Lien Trust, Series 2014-1, 1.440%, 05/15/29 (e)	181
4,452	Prestige Auto Receivables Trust, Series 2016-2A, Class D, 3.910%, 11/15/22 (e)	4,436
	Progress Residential Trust,
10,751	Series 2015-SFR2, Class A, 2.740%, 06/12/32 (e)	10,709
5,000	Series 2015-SFR2, Class D, 3.684%, 06/12/32 (e)	4,981
3,602	Series 2015-SFR2, Class E, 4.427%, 06/12/32 (e)	3,594
3,154	Series 2015-SFR3, Class D, 4.673%, 11/12/32 (e)	3,241
5,580	Series 2015-SFR3, Class E, 5.660%, 11/12/32 (e)	5,826
2,012	Series 2016-SFR1, Class C, VAR, 3.272%, 09/17/33 (e)	2,038
6,147	Series 2016-SFR1, Class E, VAR, 4.622%, 09/17/33 (e)	6,261
	Purchasing Power Funding LLC,
9,400	Series 2015-A, Class A2, 4.750%, 12/15/19 (e)	9,494
1,046	Series 2015-A, Class B, 6.000%, 12/15/19 (e)	1,056
10,250	Series 2016-A, VAR, 5.506%, 02/27/19	10,250
5,927	RCO Trust, Series 2016-SFR1, Class M1, VAR, 4.500%, 11/25/51 (e)	5,897
16,009	Rice Park Financing Trust, Series 2016-A, Class A, SUB, 4.625%, 10/31/41 (e)	15,969
	Santander Drive Auto Receivables Trust,
9,699	Series 2017-1, Class B, 2.100%, 06/15/21	9,698
7,916	Series 2017-1, Class C, 2.580%, 05/16/22	7,916
10,148	Series 2017-1, Class D, 3.170%, 04/17/23	10,146
233	Securitized Asset-Backed Receivables LLC Trust, Series 2006-CB1, Class AF2, SUB, 3.451%, 01/25/36	178

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Asset-Backed Securities — continued
2,274	Sierra Auto Receivables Securitization Trust, Series 2016-1A, Class A, 2.850%, 01/18/22 (e)	2,288
1,700	SNAAC Auto Receivables Trust, Series 2014-1A, Class E, 4.580%, 04/15/21 (e)	1,692
3,253	SoFi Consumer Loan Program LLC, Series 2016-2A, Class A, 3.090%, 10/27/25 (e)	3,250
1,344	Soundview Home Loan Trust, Series 2007-OPT1, Class 2A1, VAR, 0.858%, 06/25/37	893
	Springleaf Funding Trust,
5,808	Series 2015-AA, Class C, 5.040%, 11/15/24 (e)	5,849
5,800	Series 2015-AA, Class D, 6.310%, 11/15/24 (e)	5,853
14,000	Series 2016-AA, Class C, 4.720%, 11/15/29 (e)	13,905
888	Sprint Spectrum Co. LLC, 3.360%, 09/20/21 (e)	890
9,290	Spruce ABS Trust, Series 2016-E1, Class B, 6.900%, 06/15/28 (e)	9,265
6	Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-OSI, Class A2, VAR, 0.868%, 06/25/37	6
1,255	Sunset Mortgage Loan Co. LLC, Series 2014-NPL2, Class A, SUB, 3.721%, 11/16/44 (e)	1,254
4,678	Tidewater Auto Receivables Trust, Series 2014-AA, Class D, 3.570%, 05/15/21 (e)	4,706
4,195	Trafigura Securitisation Finance plc, (Ireland), Series 2014-1A, Class B, VAR, 3.020%, 10/15/21 (e)	4,194
	Tricolor Auto Securitization Trust,
8,855	Series 2017-1, Class A, 5.090%, 07/15/19 (e)	8,855
10,190	Series 2017-1, Class B, 9.600%, 09/15/19 (e)	10,190
3,083	Tricon American Homes Trust, Series 2016-SFR1, Class C, 3.487%, 11/17/33 (e)	3,020
	UAL Pass-Through Trust,
1,116	Series 2007-1A, 6.636%, 07/02/22	1,195
381	Series B, 7.336%, 07/02/19	401
3,220	Union Pacific Railroad Co. Pass-Through Trust, 2.695%, 05/12/27	3,084
337	Unipac IX LLC, 13.000%, 12/31/20	321
	United Airlines Pass-Through Trust,
175	Series 2013-1, Class A, 4.300%, 08/15/25	185
348	Series 2016-1, Class A, 3.450%, 07/07/28	343
336	Series 2016-1, Class AA, 3.100%, 07/07/28	331

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United Auto Credit Securitization Trust,
6,000	Series 2016-1, Class D, 4.680%, 07/15/20 (e)	6,096
3,750	Series 2016-1, Class E, 7.100%, 05/16/22 (e)	3,835
3,000	Series 2016-2, Class E, 5.500%, 01/10/23 (e)	3,012
875	US Airways Pass-Through Trust, Series 2013-1, Class B, 5.375%, 11/15/21	903
	US Residential Opportunity Fund III Trust,
3,300	Series 2016-1III, Class A, SUB, 3.475%, 07/27/36 (e)	3,284
12,715	Series 2016-2III, Class A, SUB, 3.475%, 08/27/36 (e)	12,644
4,202	Vericrest Opportunity Loan Trust, Series 2015-NPL3, Class A1, SUB, 3.375%, 10/25/58 (e)	4,206
7,543	Verizon Owner Trust, Series 2016-2A, Class A, 1.680%, 05/20/21 (e)	7,502
28,709	VOLT L LLC, Series 2016-NP10, Class A1, SUB, 3.500%, 09/25/46 (e)	28,567
11,536	VOLT LI LLC, Series 2016-NP11, Class A1, SUB, 3.500%, 10/25/46 (e)	11,475
20,286	VOLT LII LLC, Series 2016-NP12, Class A1, SUB, 3.625%, 11/26/46 (e)	20,220
7,732	VOLT LIII LLC, Series 2016-NP13, Class A1, SUB, 3.875%, 12/26/46 (e)	7,756
	VOLT LIV LLC,
5,260	Series 2017-NPL1, Class A1, SUB, 3.500%, 02/25/47 (e)	5,260
6,000	Series 2017-NPL1, Class A2, SUB, 5.875%, 02/25/47 (e)	5,932
989	VOLT XIX LLC, Series 2014-NP11, Class A1, SUB, 3.875%, 04/25/55 (e)	991
6,255	VOLT XL LLC, Series 2015-NP14, Class A1, SUB, 4.375%, 11/27/45 (e)	6,294
1,905	VOLT XLV LLC, Series 2016-NPL5, Class A1, SUB, 4.000%, 05/25/46 (e)	1,913
9,983	VOLT XLVI LLC, Series 2016-NPL6, Class A1, SUB, 3.844%, 06/25/46 (e)	10,010
5,397	VOLT XLVII LLC, Series 2016-NPL7, Class A1, SUB, 3.750%, 06/25/46 (e)	5,395
4,508	VOLT XLVIII LLC, Series 2016-NPL8, Class A1, SUB, 3.500%, 07/25/46 (e)	4,494
17,745	VOLT XXII LLC, Series 2015-NPL4, Class A2, SUB, 4.250%, 02/25/55 (e)	17,355
3,286	VOLT XXIV LLC, Series 2015-NPL6, Class A1, SUB, 3.500%, 02/25/55 (e)	3,292
4,941	VOLT XXV LLC, Series 2015-NPL8, Class A1, SUB, 3.500%, 06/26/45 (e)	4,941

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	99

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Asset-Backed Securities — continued
10,294	VOLT XXVII LLC, Series 2014-NPL7, Class A2, SUB, 4.750%, 08/27/57 (e)	10,167
3,616	VOLT XXX LLC, Series 2015-NPL1, Class A1, SUB, 3.625%, 10/25/57 (e)	3,628
1,564	VOLT XXXI LLC, Series 2015-NPL2, Class A1, SUB, 3.375%, 02/25/55 (e)	1,565
6,325	VOLT XXXIII LLC, Series 2015-NPL5, Class A1, SUB, 3.500%, 03/25/55 (e)	6,337
18,596	VOLT XXXV, Series 2016-NPL9, Class A1, SUB, 3.500%, 09/25/46 (e)	18,516
	Westgate Resorts LLC,
1,209	Series 2014-1A, Class C, 5.500%, 12/20/26 (e)	1,208
3,367	Series 2015-1A, Class B, 3.500%, 05/20/27 (e)	3,342
	Westlake Automobile Receivables Trust,
2,321	Series 2014-2A, Class D, 2.860%, 07/15/21 (e)	2,332
3,260	Series 2016-1A, Class E, 6.520%, 06/15/22 (e)	3,361
3,937	Series 2016-2A, Class C, 2.830%, 05/17/21 (e)	3,952

	Total Asset-Backed Securities (Cost $1,235,017)	1,233,349

Collateralized Mortgage Obligations — 8.0%
2,793	Access PT Funding Trust, Series 2016-1, 6.250%, 02/16/21	2,792
99	Adjustable Rate Mortgage Trust, Series 2005-5, Class 6A21, VAR, 1.231%, 09/25/35	98
	Alternative Loan Trust,
77	Series 2003-J3, Class 2A1, 6.250%, 12/25/33	79
877	Series 2004-22CB, Class 1A1, 6.000%, 10/25/34	903
432	Series 2005-23CB, Class A2, 5.500%, 07/25/35	405
2,179	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	2,015
747	Series 2005-86CB, Class A11, 5.500%, 02/25/36	645
46	Series 2005-J6, Class 2A1, 5.500%, 07/25/25	45
211	Series 2006-26CB, Class A9, 6.500%, 09/25/36	176
104	American General Mortgage Loan Trust, Series 2006-1, Class A5, VAR, 5.750%, 12/25/35 (e)	107

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		Angel Oak Mortgage Trust LLC,
3,319		Series 2015-1, Class A, SUB, 4.500%, 11/25/45 (e)	3,334
800		Series 2015-1, Class M, SUB, 5.500%, 11/25/45 (e)	800
		Banc of America Alternative Loan Trust,
223		Series 2003-11, Class 2A1, 6.000%, 01/25/34	229
433		Series 2004-1, Class 1A1, 6.000%, 02/25/34	460
105		Series 2004-6, Class 4A1, 5.000%, 07/25/19	106
		Banc of America Funding Trust,
1,500		Series 2005-5, Class 3A5, 5.500%, 08/25/35	1,415
97		Series 2005-7, Class 30PO, PO, 11/25/35	74
513		Series 2005-E, Class 4A1, VAR, 3.113%, 03/20/35	516
		Banc of America Mortgage Trust,
65		Series 2004-2, Class 2A4, 5.500%, 03/25/34	63
80		Series 2004-5, Class 3A3, 5.000%, 06/25/19	81
22		Series 2004-5, Class 4A1, 4.750%, 06/25/19	22
—	(h)	Series 2004-11, Class 15PO, PO, 01/25/20	—	(h)
238		Series 2004-F, Class 1A1, VAR, 3.172%, 07/25/34	242
241		Series 2005-1, Class 1A17, 5.500%, 02/25/35	223
107		Series 2005-1, Class 2A1, 5.000%, 02/25/20	108
18		Series 2005-1, Class 15PO, PO, 02/25/20	17
18		Series 2005-10, Class 15PO, PO, 11/25/20	17
18		Series 2005-11, Class 15PO, PO, 12/25/20	17
		BCAP LLC Trust,
58		Series 2009-RR5, Class 8A1, 5.500%, 11/26/34 (e)	60
397		Series 2011-RR4, Class 6A3, VAR, 5.000%, 08/26/37 (e)	398
139		Bear Stearns ARM Trust, Series 2003-7, Class 3A, VAR, 2.938%, 10/25/33	136
3		Bear Stearns Mortgage Securities, Inc., Series 1997-6, Class 1A, VAR, 6.285%, 03/25/31	3
1,808		Chase Mortgage Finance Trust, Series 2007-A2, Class 2A1, VAR, 3.193%, 07/25/37	1,805
		CHL Mortgage Pass-Through Trust,
240		Series 2004-3, Class A25, 5.750%, 04/25/34	233

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — continued
333	Series 2004-5, Class 2A9, 5.250%, 05/25/34	334
130	Series 2004-8, Class 2A1, 4.500%, 06/25/19	132
84	Series 2004-J1, Class 2A1, 4.750%, 01/25/19	84
482	Series 2004-J7, Class 2A2, 4.500%, 08/25/19	486
552	Series 2005-22, Class 2A1, VAR, 3.167%, 11/25/35	469
44	Citicorp Mortgage Securities Trust, Series 2006-1, Class 2A1, 5.000%, 02/25/21	45
1,280	Citigroup Mortgage Loan Trust, Series 2009-3, Class 5A2, 6.000%, 02/25/37 (e)	1,338
	Citigroup Mortgage Loan Trust, Inc.,
3	Series 2003-UST1, Class PO3, PO, 12/25/18	3
135	Series 2004-HYB4, Class AA, VAR, 1.108%, 12/25/34	119
215	Series 2004-UST1, Class A3, VAR, 2.927%, 08/25/34	216
	Credit Suisse First Boston Mortgage Securities Corp.,
58	Series 2003-29, Class 8A1, 6.000%, 11/25/18	59
561	Series 2004-4, Class 5A4, IF, IO, 6.772%, 08/25/34	28
286	Series 2005-1, Class 1A16, 5.500%, 02/25/35	289
42	Series 2005-7, Class 5A1, 4.750%, 08/25/20	42
473	Series 2005-10, Class 6A13, 5.500%, 11/25/35	388
274	Series 2005-10, Class 10A4, 6.000%, 11/25/35	150
46	Credit Suisse Mortgage Capital Certificates, Series 2009-3R, Class 19A3, 6.000%, 01/27/38 (e)	46
1,300	CSMC, Series 2010-11R, Class A6, VAR, 1.781%, 06/28/47 (e)	1,292
	CVS Pass-Through Trust,
418	5.773%, 01/10/33 (e)	474
331	8.353%, 07/10/31 (e)	429
58	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-3, Class 4APO, PO, 06/25/35	43
269	DLJ Mortgage Acceptance Corp., Series 1993-19, Class A7, 6.750%, 01/25/24	270
	FHLMC — GNMA,
64	Series 23, Class KZ, 6.500%, 11/25/23	70
432	Series 24, Class J, 6.250%, 11/25/23	470
73	Series 31, Class Z, 8.000%, 04/25/24	81

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		FHLMC REMIC,
3		Series 38, Class D, 9.500%, 05/15/20	3
1		Series 81, Class A, 8.125%, 11/15/20	1
3		Series 84, Class F, 9.200%, 10/15/20	3
2		Series 109, Class I, 9.100%, 01/15/21	2
—	(h)	Series 198, Class Z, 8.500%, 09/15/22	—	(h)
42		Series 1316, Class Z, 8.000%, 06/15/22	46
13		Series 1343, Class LB, 7.500%, 08/15/22	14
—	(h)	Series 1351, Class TF, HB, 1,010.000%, 08/15/22	5
27		Series 1456, Class Z, 7.500%, 01/15/23	30
187		Series 1543, Class VN, 7.000%, 07/15/23	206
174		Series 1577, Class PV, 6.500%, 09/15/23	190
319		Series 1608, Class L, 6.500%, 09/15/23	358
315		Series 1611, Class Z, 6.500%, 11/15/23	346
267		Series 1628, Class LZ, 6.500%, 12/15/23	290
123		Series 1630, Class PK, 6.000%, 11/15/23	134
356		Series 1671, Class I, 7.000%, 02/15/24	382
16		Series 1671, Class QC, IF, 10.000%, 02/15/24	22
26		Series 1695, Class G, HB, IF, 28.740%, 03/15/24	41
17		Series 1710, Class GB, HB, IF, 43.301%, 04/15/24	30
67		Series 1911, Class SD, IF, IO, 10.169%, 07/15/23	15
36		Series 2022, Class PE, 6.500%, 01/15/28	40
256		Series 2033, Class K, 6.050%, 08/15/23	278
199		Series 2036, Class PG, 6.500%, 01/15/28	221
36		Series 2089, Class PJ, IO, 7.000%, 10/15/28	4
614		Series 2091, Class PG, 6.000%, 11/15/28	664
138		Series 2116, Class ZA, 6.000%, 01/15/29	153
38		Series 2148, Class ZA, 6.000%, 04/15/29	42
119		Series 2201, Class C, 8.000%, 11/15/29	137
26		Series 2261, Class ZY, 7.500%, 10/15/30	30
234		Series 2293, Class ZA, 6.000%, 03/15/31	268
33		Series 2310, Class Z, 6.000%, 04/15/31	38
16		Series 2313, Class LA, 6.500%, 05/15/31	18
116		Series 2325, Class JO, PO, 06/15/31	106
347		Series 2330, Class PE, 6.500%, 06/15/31	379
300		Series 2410, Class QB, 6.250%, 02/15/32	352
1,063		Series 2427, Class GE, 6.000%, 03/15/32	1,213
877		Series 2430, Class WF, 6.500%, 03/15/32	999
177		Series 2466, Class DH, 6.500%, 06/15/32	200
590		Series 2530, Class SK, IF, IO, 7.330%, 06/15/29	122

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	101

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — continued
60	Series 2534, Class SI, IF, 19.058%, 02/15/32	92
459	Series 2543, Class YX, 6.000%, 12/15/32	510
307	Series 2557, Class HL, 5.300%, 01/15/33	336
546	Series 2586, Class IO, IO, 6.500%, 03/15/33	61
143	Series 2594, Class IV, IO, 7.000%, 03/15/32	18
341	Series 2610, Class UI, IO, 6.500%, 05/15/33	60
172	Series 2636, Class Z, 4.500%, 06/15/18	174
34	Series 2643, Class SA, HB, IF, 40.495%, 03/15/32	67
7	Series 2650, Class PO, PO, 12/15/32	7
16	Series 2650, Class SO, PO, 12/15/32	16
190	Series 2656, Class AC, 6.000%, 08/15/33	212
146	Series 2656, Class PE, 4.500%, 07/15/18	148
523	Series 2699, Class W, 5.500%, 11/15/33	562
664	Series 2733, Class SB, IF, 7.317%, 10/15/33	731
226	Series 2756, Class NA, 5.000%, 02/15/24	242
64	Series 2764, Class S, IF, 11.825%, 07/15/33	77
456	Series 2845, Class QH, 5.000%, 08/15/34	498
360	Series 2864, Class NS, IF, IO, 6.330%, 09/15/34	25
1,502	Series 2912, Class EH, 5.500%, 01/15/35	1,657
44	Series 2980, Class QB, 6.500%, 05/15/35	51
400	Series 2989, Class TG, 5.000%, 06/15/25	429
74	Series 2990, Class SL, HB, IF, 21.670%, 06/15/34	97
614	Series 2994, Class SC, IF, IO, 4.830%, 02/15/33	14
194	Series 2995, Class FT, VAR, 1.020%, 05/15/29	193
711	Series 3005, Class ED, 5.000%, 07/15/25	764
26	Series 3005, Class PV, IF, 11.519%, 10/15/33	31
403	Series 3031, Class BN, IF, 18.826%, 08/15/35	676
50	Series 3059, Class B, 5.000%, 02/15/35	51
50	Series 3064, Class OG, 5.500%, 06/15/34	51
2	Series 3068, Class AO, PO, 01/15/35	2
217	Series 3117, Class EO, PO, 02/15/36	190
74	Series 3134, Class PO, PO, 03/15/36	66
83	Series 3138, Class PO, PO, 04/15/36	72
408	Series 3152, Class MO, PO, 03/15/36	358
486	Series 3184, Class YO, PO, 03/15/36	441

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

1,996	Series 3187, Class Z, 5.000%, 07/15/36	2,192
502	Series 3201, Class IN, IF, IO, 5.480%, 08/15/36	64
1,593	Series 3202, Class HI, IF, IO, 5.880%, 08/15/36	275
304	Series 3274, Class B, 6.000%, 02/15/37	329
140	Series 3292, Class DO, PO, 03/15/37	130
575	Series 3305, Class IW, IF, IO, 5.680%, 04/15/37	84
41	Series 3306, Class TB, IF, 3.520%, 04/15/37	43
36	Series 3306, Class TC, IF, 2.980%, 04/15/37	37
89	Series 3331, Class PO, PO, 06/15/37	81
163	Series 3383, Class OP, PO, 11/15/37	151
2,886	Series 3409, Class DB, 6.000%, 01/15/38	3,168
207	Series 3531, Class SM, IF, IO, 5.330%, 05/15/39	18
47	Series 3542, Class TN, IF, 6.000%, 07/15/36	54
209	Series 3546, Class A, VAR, 2.608%, 02/15/39	215
322	Series 3572, Class JS, IF, IO, 6.030%, 09/15/39	47
1,086	Series 3605, Class NC, 5.500%, 06/15/37	1,219
1,083	Series 3609, Class SA, IF, IO, 5.570%, 12/15/39	183
478	Series 3610, Class CA, 4.500%, 12/15/39	517
123	Series 3611, Class PO, PO, 07/15/34	112
1,202	Series 3648, Class CY, 4.500%, 03/15/30	1,293
273	Series 3653, Class HJ, 5.000%, 04/15/40	298
4,547	Series 3677, Class PB, 4.500%, 05/15/40	4,862
499	Series 3737, Class DG, 5.000%, 10/15/30	542
363	Series 3747, Class HI, IO, 4.500%, 07/15/37	18
490	Series 3827, Class BD, 4.000%, 08/15/39	507
592	Series 3852, Class TP, IF, 5.500%, 05/15/41	641
404	Series 3855, Class AM, 6.500%, 11/15/36	454
312	Series 3890, Class ET, 5.500%, 11/15/23	335
3,092	Series 4030, Class IL, IO, 3.500%, 04/15/27	348
4,000	Series 4060, Class TB, 2.500%, 06/15/27	3,835
7,595	Series 4146, Class KI, IO, 3.000%, 12/15/32	998
7,307	Series 4374, Class NC, SUB, 2.750%, 02/15/46	7,569
	FHLMC STRIPS,
233	Series 186, Class PO, PO, 08/01/27	215
6,864	Series 262, Class 35, 3.500%, 07/15/42	6,985

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — continued
2,607	Series 279, Class 35, 3.500%, 09/15/42	2,671
8,120	Series 323, Class 300, 3.000%, 01/15/44	8,146
6,636	Series 334, Class 300, 3.000%, 08/15/44	6,663
589	FHLMC Structured Pass-Through Securities Certificates, Series T-76, Class 2A, VAR, 1.706%, 10/25/37	599
	FHLMC, Multifamily Structured Pass-Through Certificates,
15,000	Series K037, Class A2, 3.490%, 01/25/24	15,818
3,429	Series K038, Class A2, 3.389%, 03/25/24	3,596
13,500	Series K048, Class A2, VAR, 3.284%, 06/25/25	13,989
3,791	Series K052, Class A2, 3.151%, 11/25/25	3,882
10,012	Series K061, Class AM, 3.439%, 11/25/26	10,347
8,843	Series K152, Class A2, 3.080%, 01/25/31	8,713
25,000	Series KJ06, Class A, 2.272%, 01/25/23	24,412
20,000	Series KJ07, Class A2, 2.312%, 12/25/22	19,635
5,555	Series KJ08, Class A2, 2.356%, 08/25/22	5,543
5,121	Series KJ09, Class A2, 2.838%, 09/25/22	5,213
10,080	Series KS06, Class A2, 2.720%, 07/25/26	9,879
21,600	Series KS07, Class A2, 2.735%, 09/25/25	21,246
509	First Horizon Alternative Mortgage Securities Trust, Series 2004-AA3, Class A1, VAR, 2.988%, 09/25/34	496
	First Horizon Mortgage Pass-Through Trust,
386	Series 2004-AR6, Class 2A1, VAR, 3.020%, 12/25/34	386
154	Series 2004-AR7, Class 2A2, VAR, 2.944%, 02/25/35	154
	FNMA Grantor Trust,
24,139	Series 2001-T12, Class IO, IO, VAR, 0.517%, 08/25/41	496
539	Series 2002-T4, Class A2, 7.000%, 12/25/41	623
963	Series 2002-T4, Class A4, 9.500%, 12/25/41	1,137
48,263	Series 2002-T4, Class IO, IO, VAR, 0.404%, 12/25/41	373
794	Series 2002-T16, Class A2, 7.000%, 07/25/42	958
653	Series 2002-T19, Class A1, 6.500%, 07/25/42	750
454	Series 2004-T1, Class 1A1, 6.000%, 01/25/44	515
321	Series 2004-T2, Class 1A3, 7.000%, 11/25/43	376
378	Series 2004-T2, Class 1A4, 7.500%, 11/25/43	445
6,519	Series 2004-T3, Class 1IO4, IO, VAR, 0.574%, 02/25/44	69

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		FNMA REMIC,
—	(h)	Series 1988-13, Class C, 9.300%, 05/25/18	1
11		Series 1989-72, Class E, 9.350%, 10/25/19	12
1		Series 1989-98, Class H, 11.500%, 12/25/19	1
2		Series 1990-1, Class D, 8.800%, 01/25/20	2
1		Series 1990-110, Class H, 8.750%, 09/25/20	1
1		Series 1990-117, Class E, 8.950%, 10/25/20	1
21		Series 1991-141, Class PZ, 8.000%, 10/25/21	23
9		Series 1992-31, Class M, 7.750%, 03/25/22	10
10		Series 1992-79, Class Z, 9.000%, 06/25/22	11
9		Series 1992-101, Class J, 7.500%, 06/25/22	10
117		Series 1992-200, Class SK, HB, IF, 24.303%, 11/25/22	165
9		Series 1993-23, Class PZ, 7.500%, 03/25/23	10
67		Series 1993-56, Class PZ, 7.000%, 05/25/23	74
37		Series 1993-60, Class Z, 7.000%, 05/25/23	41
71		Series 1993-79, Class PL, 7.000%, 06/25/23	77
127		Series 1993-141, Class Z, 7.000%, 08/25/23	140
59		Series 1993-149, Class M, 7.000%, 08/25/23	66
141		Series 1993-160, Class ZA, 6.500%, 09/25/23	151
23		Series 1993-165, Class SA, IF, 17.866%, 09/25/23	30
2		Series 1993-205, Class H, PO, 09/25/23	2
20		Series 1993-247, Class SM, HB, IF, 28.181%, 12/25/23	27
24		Series 1993-255, Class E, 7.100%, 12/25/23	26
210		Series 1994-29, Class Z, 6.500%, 02/25/24	232
33		Series 1994-65, Class PK, PO, 04/25/24	31
137		Series 1995-4, Class Z, 7.500%, 10/25/22	150
444		Series 1995-19, Class Z, 6.500%, 11/25/23	499
39		Series 1997-11, Class E, 7.000%, 03/18/27	44
169		Series 1997-20, Class D, 7.000%, 03/17/27	189
18		Series 1997-27, Class J, 7.500%, 04/18/27	20
367		Series 1997-37, Class SM, IF, IO, 7.222%, 12/25/22	35

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	103

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — continued
260		Series 1997-42, Class EG, 8.000%, 07/18/27	302
198		Series 1997-63, Class ZA, 6.500%, 09/18/27	222
199		Series 1998-66, Class FB, VAR, 1.128%, 12/25/28	200
404		Series 1999-47, Class JZ, 8.000%, 09/18/29	474
171		Series 2000-8, Class Z, 7.500%, 02/20/30	203
118		Series 2001-4, Class PC, 7.000%, 03/25/21	125
187		Series 2001-14, Class Z, 6.000%, 05/25/31	204
246		Series 2001-16, Class Z, 6.000%, 05/25/31	281
205		Series 2001-36, Class ST, IF, IO, 7.722%, 11/25/30	46
548		Series 2001-72, Class SB, IF, IO, 6.722%, 12/25/31	110
1,057		Series 2001-81, Class HE, 6.500%, 01/25/32	1,212
86		Series 2002-19, Class SC, IF, 12.824%, 03/17/32	112
—	(h)	Series 2002-55, Class QE, 5.500%, 09/25/17	—	(h)
1,191		Series 2002-56, Class PE, 6.000%, 09/25/32	1,361
12		Series 2002-63, Class KC, 5.000%, 10/25/17	12
5		Series 2002-73, Class AN, 5.000%, 11/25/17	5
795		Series 2002-86, Class PG, 6.000%, 12/25/32	907
52		Series 2003-14, Class EH, IF, IO, 6.822%, 03/25/18	2
459		Series 2003-17, Class EQ, 5.500%, 03/25/23	497
48		Series 2003-18, Class GT, 5.000%, 03/25/18	49
566		Series 2003-22, Class Z, 6.000%, 04/25/33	621
2,619		Series 2003-25, Class KP, 5.000%, 04/25/33	2,877
676		Series 2003-47, Class PE, 5.750%, 06/25/33	762
59		Series 2003-64, Class KS, IF, 8.640%, 07/25/18	60
47		Series 2003-64, Class SX, IF, 11.800%, 07/25/33	57
13		Series 2003-91, Class SD, IF, 11.203%, 09/25/33	15
223		Series 2004-72, Class F, VAR, 1.278%, 09/25/34	223

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

3,000	Series 2005-19, Class PB, 5.500%, 03/25/35	3,489
26	Series 2005-42, Class PS, IF, 15.054%, 05/25/35	31
24	Series 2005-51, Class MO, PO, 06/25/35	23
1,329	Series 2005-53, Class CS, IF, IO, 5.922%, 06/25/35	151
150	Series 2005-65, Class KO, PO, 08/25/35	129
717	Series 2005-72, Class WS, IF, IO, 5.972%, 08/25/35	99
292	Series 2005-84, Class XM, 5.750%, 10/25/35	324
120	Series 2005-90, Class ES, IF, 14.929%, 10/25/35	151
494	Series 2005-97, Class B, 5.500%, 11/25/35	506
120	Series 2005-106, Class US, HB, IF, 21.713%, 11/25/35	180
500	Series 2006-9, Class KZ, 6.000%, 03/25/36	565
482	Series 2006-20, Class IB, IF, IO, 5.812%, 04/25/36	74
263	Series 2006-22, Class AO, PO, 04/25/36	233
1,490	Series 2006-27, Class OB, PO, 04/25/36	1,262
146	Series 2006-27, Class OH, PO, 04/25/36	135
57	Series 2006-59, Class QO, PO, 01/25/33	56
43	Series 2006-61, Class AP, 6.000%, 08/25/35	43
613	Series 2006-77, Class PC, 6.500%, 08/25/36	694
258	Series 2006-110, Class PO, PO, 11/25/36	235
216	Series 2006-128, Class PO, PO, 01/25/37	192
189	Series 2007-10, Class Z, 6.000%, 02/25/37	208
215	Series 2007-22, Class SC, IF, IO, 5.302%, 03/25/37	28
7,755	Series 2007-54, Class IB, IF, IO, 5.632%, 06/25/37	1,426
87	Series 2007-68, Class IA, IO, 6.500%, 06/25/37	13
254	Series 2007-71, Class GZ, 6.000%, 07/25/47	279
3,825	Series 2007-109, Class YI, IF, IO, 5.672%, 12/25/37	499
1,500	Series 2008-62, Class SM, IF, IO, 5.422%, 07/25/38	194
1,630	Series 2008-91, Class SI, IF, IO, 5.222%, 03/25/38	188
226	Series 2008-93, Class AM, 5.500%, 06/25/37	239
30	Series 2008-95, Class AI, IO, 5.000%, 12/25/23	–	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — continued
114	Series 2009-17, Class AI, IO, 5.000%, 03/25/24	5
305	Series 2009-23, Class MI, IO, 4.500%, 04/25/24	13
693	Series 2009-29, Class LA, VAR, 1.409%, 05/25/39	640
561	Series 2009-52, Class PI, IO, 5.000%, 07/25/39	97
1,641	Series 2009-89, Class A1, 5.410%, 05/25/35	1,695
948	Series 2009-112, Class ST, IF, IO, 5.472%, 01/25/40	152
623	Series 2009-112, Class SW, IF, IO, 5.472%, 01/25/40	97
1,381	Series 2010-10, Class NT, 5.000%, 02/25/40	1,545
1,256	Series 2010-35, Class SB, IF, IO, 5.642%, 04/25/40	156
148	Series 2010-43, Class CI, IO, 4.500%, 02/25/25	5
454	Series 2010-49, Class SC, IF, 11.103%, 03/25/40	538
1,516	Series 2010-70, Class SA, IF, IO, 6.000%, 04/25/38	266
129	Series 2010-111, Class AE, 5.500%, 04/25/38	131
3,121	Series 2010-129, Class PZ, 4.500%, 11/25/40	3,145
486	Series 2011-19, Class ZY, 6.500%, 07/25/36	560
614	Series 2011-22, Class MA, 6.500%, 04/25/38	662
11,439	Series 2011-126, Class KB, 4.000%, 12/25/41	12,175
4,314	Series 2012-46, Class KI, IO, 3.500%, 05/25/27	511
8,816	Series 2012-148, Class IE, IO, 3.000%, 01/25/33	1,286
13,823	Series 2013-13, Class IK, IO, 2.500%, 03/25/28	1,145
25,257	Series 2016-33, Class JA, 3.000%, 07/25/45	25,854
18,816	Series 2016-38, Class NA, 3.000%, 01/25/46	19,227
9	Series G-29, Class O, 8.500%, 09/25/21	10
3	Series G92-30, Class Z, 7.000%, 06/25/22	3
12	Series G92-62, Class B, PO, 10/25/22	11
	FNMA REMIC Trust,
364	Series 2001-W3, Class A, VAR, 6.460%, 09/25/41	399

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

9,700	Series 2002-W7, Class IO1, IO, VAR, 0.925%, 06/25/29	283
4,980	Series 2002-W10, Class IO, IO, VAR, 0.930%, 08/25/42	149
151	Series 2003-W4, Class 2A, VAR, 6.191%, 10/25/42	179
211	Series 2004-W6, Class 3A4, 6.500%, 07/25/34	215
20,144	Series 2004-W11, Class 1IO1, IO, VAR, 0.362%, 05/25/44	269
	FNMA STRIPS,
1,058	Series 203, Class 2, IO, 8.000%, 02/25/23	215
176	Series 266, Class 2, IO, 7.500%, 08/25/24	29
1,188	Series 313, Class 1, PO, 06/25/31	987
104	Series 348, Class 30, IO, 5.500%, 12/25/18	3
95	Series 348, Class 31, IO, VAR, 5.500%, 12/25/18	3
130	Series 356, Class 42, IO, 5.500%, 12/25/19	6
305	Series 380, Class S36, IF, IO, 7.122%, 07/25/37	62
183	Series 383, Class 68, IO, 6.500%, 09/25/37	38
268	Series 383, Class 69, IO, VAR, 6.500%, 10/25/37	56
99	Series 383, Class 86, IO, VAR, 7.000%, 09/25/37	24
	FNMA Trust,
19	Series 2003-W3, Class 2A5, 5.356%, 06/25/42	20
245	Series 2003-W6, Class 1A41, 5.398%, 10/25/42	270
355	Series 2004-W2, Class 1A, 6.000%, 02/25/44	402
106	Series 2004-W2, Class 2A2, 7.000%, 02/25/44	124
262	Series 2004-W8, Class 3A, 7.500%, 06/25/44	308
586	Series 2004-W9, Class 1A3, 6.050%, 02/25/44	677
418	Series 2005-W4, Class 1A1, 6.000%, 08/25/45	474
	FREMF Mortgage Trust,
4,156	Series 2013-K25, Class C, VAR, 3.619%, 11/25/45 (e)	4,070
4,750	Series 2014-K38, Class C, VAR, 4.635%, 06/25/47 (e)	4,686
7,000	Series 2014-K39, Class C, VAR, 4.156%, 08/25/47 (e)	6,626
11,160	Series 2014-K40, Class C, VAR, 4.072%, 11/25/47 (e)	10,384

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	105

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — continued
8,920	Series 2015-K45, Class B, VAR, 3.591%, 04/25/48 (e)	8,695
3,545	Series 2015-K46, Class C, VAR, 3.695%, 04/25/48 (e)	3,015
16,085	Series 2015-K48, Class B, VAR, 3.636%, 08/25/48 (e)	15,711
2,750	Series 2015-K51, Class B, VAR, 3.953%, 10/25/48 (e)	2,733
4,000	Series 2015-K718, Class C, VAR, 3.547%, 02/25/22 (e)	3,708
11,227	Series 2015-K720, Class B, VAR, 3.389%, 07/25/22 (e)	11,166
11,500	Series 2015-K720, Class C, VAR, 3.389%, 07/25/22 (e)	10,389
2,585	Series 2015-K721, Class B, VAR, 3.565%, 11/25/47 (e)	2,591
10,000	Series 2016-K55, Class B, VAR, 4.160%, 04/25/49 (e)	10,014
2,049	Series 2016-K56, Class B, VAR, 3.936%, 06/25/49 (e)	1,957
4,714	Series 2016-K59, Class B, VAR, 3.575%, 11/25/49 (e)	4,374
8,010	Series 2016-K722, Class B, VAR, 3.835%, 07/25/49 (e)	8,115
	GMACM Mortgage Loan Trust,
126	Series 2003-J10, Class A1, 4.750%, 01/25/19	126
134	Series 2004-J5, Class A7, 6.500%, 01/25/35	138
256	Series 2005-AR3, Class 3A4, VAR, 3.404%, 06/19/35	252
	GNMA,
69	Series 1997-7, Class ZA, 9.000%, 05/16/27	81
137	Series 2000-9, Class Z, 8.000%, 06/20/30	161
1,169	Series 2002-4, Class TD, 7.000%, 01/20/32	1,343
683	Series 2002-13, Class QA, IF, IO, 7.280%, 02/16/32	136
20	Series 2002-47, Class HM, 6.000%, 07/16/32	22
1,932	Series 2002-68, Class SC, IF, IO, 4.930%, 10/16/32	274
982	Series 2002-84, Class PH, 6.000%, 11/16/32	1,105
1,006	Series 2003-18, Class PG, 5.500%, 03/20/33	1,122
110	Series 2003-52, Class SB, IF, 10.202%, 06/16/33	132
1,778	Series 2003-101, Class SK, IF, IO, 5.790%, 10/17/33	313

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

239	Series 2004-2, Class SA, IF, 17.673%, 01/16/34	382
3,765	Series 2004-19, Class KE, 5.000%, 03/16/34	4,141
19	Series 2004-73, Class AE, IF, 13.267%, 08/17/34	22
947	Series 2004-86, Class SP, IF, IO, 5.319%, 09/20/34	121
708	Series 2004-90, Class SI, IF, IO, 5.319%, 10/20/34	97
1,533	Series 2004-105, Class SN, IF, IO, 5.319%, 12/20/34	190
116	Series 2005-56, Class IC, IO, 5.500%, 07/20/35	25
1,025	Series 2006-23, Class S, IF, IO, 5.719%, 01/20/36	57
1,208	Series 2006-26, Class S, IF, IO, 5.719%, 06/20/36	244
345	Series 2006-33, Class PK, 6.000%, 07/20/36	395
1,763	Series 2007-7, Class EI, IF, IO, 5.419%, 02/20/37	306
904	Series 2007-9, Class CI, IF, IO, 5.419%, 03/20/37	145
1,309	Series 2007-16, Class KU, IF, IO, 5.869%, 04/20/37	208
121	Series 2007-17, Class JO, PO, 04/16/37	103
1,071	Series 2007-22, Class PK, 5.500%, 04/20/37	1,213
1,728	Series 2007-24, Class SA, IF, IO, 5.729%, 05/20/37	315
405	Series 2007-26, Class SC, IF, IO, 5.419%, 05/20/37	75
350	Series 2007-67, Class SI, IF, IO, 5.729%, 11/20/37	54
73	Series 2008-29, Class PO, PO, 02/17/33	69
226	Series 2008-34, Class OC, PO, 06/20/37	181
631	Series 2008-40, Class PS, IF, IO, 5.730%, 05/16/38	90
1,277	Series 2008-40, Class SA, IF, IO, 5.630%, 05/16/38	217
24	Series 2008-43, Class NA, 5.500%, 11/20/37	25
1,657	Series 2008-49, Class PH, 5.250%, 06/20/38	1,825
2,573	Series 2008-50, Class SA, IF, IO, 5.449%, 06/20/38	364
1,772	Series 2008-55, Class PL, 5.500%, 06/20/38	1,954

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — continued
796	Series 2009-12, Class IE, IO, 5.500%, 03/20/39	166
1,647	Series 2009-16, Class SJ, IF, IO, 6.019%, 05/20/37	267
717	Series 2009-72, Class SM, IF, IO, 5.480%, 08/16/39	116
293	Series 2009-75, Class IY, IO, 5.500%, 06/20/39	71
875	Series 2009-77, Class CS, IF, IO, 6.230%, 06/16/38	77
297	Series 2009-79, Class OK, PO, 11/16/37	271
242	Series 2009-81, Class A, 5.750%, 09/20/36	270
733	Series 2009-106, Class XL, IF, IO, 5.969%, 06/20/37	82
707	Series 2010-4, Class SB, IF, IO, 5.730%, 08/16/39	49
64	Series 2010-14, Class QP, 6.000%, 12/20/39	66
456	Series 2010-31, Class SK, IF, IO, 5.319%, 11/20/34	61
166	Series 2010-61, Class PC, 4.500%, 02/20/37	166
704	Series 2010-157, Class OP, PO, 12/20/40	579
9,232	Series 2012-H11, Class FA, VAR, 1.472%, 02/20/62	9,260
2,341	Series 2012-H18, Class FA, VAR, 1.322%, 08/20/62	2,337
4,527	Series 2013-H04, Class BA, 1.650%, 02/20/63	4,481
7,520	Series 2013-H20, Class FB, VAR, 1.772%, 08/20/63	7,619
9,317	Series 2013-H23, Class FA, VAR, 2.072%, 09/20/63	9,537
3,526	Series 2014-60, Class W, VAR, 4.321%, 02/20/29	3,691
1,983	Series 2015-157, Class GA, 3.000%, 01/20/45	2,021
8,621	Series 2015-H02, Class HA, 2.500%, 01/20/65	8,471
10,927	Series 2015-H04, Class FL, VAR, 1.242%, 02/20/65	10,864
8,920	Series 2015-H23, Class FB, VAR, 1.292%, 09/20/65	8,870
7,641	Series 2015-H32, Class FH, VAR, 1.432%, 12/20/65	7,664
12,920	Series 2016-H16, Class FD, VAR, 1.615%, 06/20/66	12,946
7,933	Series 2016-H17, Class FC, VAR, 1.602%, 08/20/66	7,936

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

19,989	Series 2016-H23, Class F, VAR, 1.522%, 10/20/66	19,907
19,837	Series 2016-H26, Class FC, VAR, 1.772%, 12/20/66	20,043
	GSR Mortgage Loan Trust,
173	Series 2003-7F, Class 1A4, 5.250%, 06/25/33	176
239	Series 2004-6F, Class 2A4, 5.500%, 05/25/34	246
215	Series 2004-6F, Class 3A4, 6.500%, 05/25/34	229
143	Series 2004-8F, Class 2A3, 6.000%, 09/25/34	146
44	Series 2005-5F, Class 8A1, VAR, 1.278%, 06/25/35	41
25	Series 2005-5F, Class 8A3, VAR, 1.278%, 06/25/35	24
216	Series 2007-2F, Class 2A7, 5.750%, 02/25/37	207
1,626	Homeowner Assistance Program Reverse Mortgage Loan Trust, Series 2013-RM1, Class A, 4.000%, 05/26/53 (e)	1,614
	Impac CMB Trust,
735	Series 2004-10, Class 3A1, VAR, 1.478%, 03/25/35	665
455	Series 2004-10, Class 3A2, VAR, 1.578%, 03/25/35	396
11	Impac Secured Assets CMN Owner Trust, Series 2003-2, Class A1, 5.500%, 08/25/33	12
	JP Morgan Mortgage Trust,
469	Series 2004-S1, Class 3A1, 5.500%, 09/25/34	469
680	Series 2004-S2, Class 4A5, 6.000%, 11/25/34	682
279	Series 2004-S2, Class 5A1, 5.500%, 12/25/19	277
452	Series 2006-A2, Class 4A1, VAR, 3.180%, 08/25/34	454
335	Series 2006-A2, Class 5A3, VAR, 3.118%, 11/25/33	340
132	Series 2007-A1, Class 5A2, VAR, 3.421%, 07/25/35	134
13,674	Laramar CF, 03/25/27 (w)	13,712
106	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1, VAR, 3.073%, 04/21/34	109
	MASTR Alternative Loan Trust,
59	Series 2003-7, Class 4A3, 8.000%, 11/25/18	60

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	107

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — continued
89	Series 2003-8, Class 3A1, 5.500%, 12/25/33	92
71	Series 2003-9, Class 5A1, 4.500%, 12/25/18	72
637	Series 2004-6, Class 6A1, 6.500%, 07/25/34	636
503	Series 2004-6, Class 7A1, 6.000%, 07/25/34	488
46	Series 2004-7, Class 3A1, 6.500%, 08/25/34	48
67	Series 2004-7, Class 30PO, PO, 08/25/34	53
108	Series 2004-8, Class 6A1, 5.500%, 09/25/19	110
148	Series 2004-10, Class 1A1, 4.500%, 09/25/19	149
55	Series 2004-11, Class 8A3, 5.500%, 10/25/19	55
11	Series 2005-1, Class 5A1, 5.500%, 01/25/20	11
	MASTR Asset Securitization Trust,
22	Series 2003-6, Class 8A1, 5.500%, 07/25/33	22
83	Series 2003-10, Class 3A1, 5.500%, 11/25/33	85
21	Series 2003-11, Class 3A1, 4.500%, 12/25/18	21
9	Series 2003-11, Class 10A1, 5.000%, 12/25/18	9
54	Series 2004-6, Class 3A1, 5.250%, 07/25/19	54
29	Series 2004-6, Class 4A1, 5.000%, 07/25/19	29
7	Series 2004-6, Class 15PO, PO, 07/25/19	7
11	Series 2004-8, Class PO, PO, 08/25/19	11
18	Series 2004-10, Class 1A1, 4.500%, 10/25/19	18
293	Series 2004-P7, Class A6, 5.500%, 12/27/33 (e)	302
61	MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	46
	Merrill Lynch Mortgage Investors Trust,
311	Series 2004-C, Class A2, VAR, 1.916%, 07/25/29	298
224	Series 2004-D, Class A3, VAR, 2.946%, 09/25/29	223
	Morgan Stanley Mortgage Loan Trust,
481	Series 2004-3, Class 4A, VAR, 5.668%, 04/25/34	503
220	Series 2004-7AR, Class 2A6, VAR, 3.207%, 09/25/34	224

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	MortgageIT Trust,
2,740	Series 2004-2, Class A1, VAR, 1.518%, 12/25/34	2,683
186	Series 2005-1, Class 1A1, VAR, 1.418%, 02/25/35	180
183	NACC Reperforming Loan REMIC Trust, Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	180
118	NCUA Guaranteed Notes Trust, Series 2010-R3, Class 3A, 2.400%, 12/08/20	117
2,422	Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates, Series 2005-2, Class AI3, VAR, 1.411%, 04/25/35	2,402
315	PHH Mortgage Trust, Series 2008-CIM2, Class 5A1, 6.000%, 07/25/38	318
227	Prime Mortgage Trust, Series 2004-CL1, Class 1A1, 6.000%, 02/25/34	237
	RALI Trust,
75	Series 2003-QS14, Class A1, 5.000%, 07/25/18	75
174	Series 2004-QS3, Class CB, 5.000%, 03/25/19	174
2,711	Series 2005-QS5, Class A4, 5.750%, 04/25/35	2,539
	Residential Asset Securitization Trust,
115	Series 2003-A8, Class A1, 3.750%, 10/25/18	116
158	Series 2006-A6, Class 2A13, 6.000%, 07/25/36	132
	RFMSI Trust,
188	Series 2005-SA4, Class 1A1, VAR, 3.165%, 09/25/35	156
1,500	Series 2006-S1, Class 1A8, 5.750%, 01/25/36	1,398
43	SACO I, Inc., Series 1997-2, Class 1A5, 7.000%, 08/25/36 (e)	43
805	Sequoia Mortgage Trust, Series 2004-8, Class A2, VAR, 2.104%, 09/20/34	776
	Springleaf Mortgage Loan Trust,
2,084	Series 2013-2A, Class M1, VAR, 3.520%, 12/25/65 (e)	2,089
5,050	Series 2013-2A, Class M2, VAR, 4.480%, 12/25/65 (e)	5,060
376	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-14, Class 1A, VAR, 3.061%, 10/25/34	379
	Structured Asset Securities Corp.,
1,475	Series 2003-37A, Class 1A, VAR, 3.345%, 12/25/33	1,465
193	Series 2003-37A, Class 2A, VAR, 2.916%, 12/25/33	192

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — continued
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
2,245	Series 2003-26A, Class 3A5, VAR, 3.139%, 09/25/33	2,202
250	Series 2003-33H, Class 1A1, 5.500%, 10/25/33	255
118	Series 2004-7, Class 2A1, VAR, 5.500%, 05/25/24	120
	Vendee Mortgage Trust,
515	Series 1996-2, Class 1Z, 6.750%, 06/15/26	578
1,325	Series 1998-1, Class 2E, 7.000%, 03/15/28	1,545
190	Series 1999-1, Class 2Z, 6.500%, 01/15/29	212
1	WaMu Mortgage Pass-Through Certificates, Series 2003-S4, Class 3A, 5.500%, 06/25/33	1
	WaMu Mortgage Pass-Through Certificates Trust,
14	Series 2002-S8, Class 2A7, 5.250%, 01/25/18	14
323	Series 2003-AR8, Class A, VAR, 2.684%, 08/25/33	327
211	Series 2003-AR9, Class 1A6, VAR, 2.782%, 09/25/33	213
724	Series 2004-AR11, Class A, VAR, 2.839%, 10/25/34	727
91	Series 2004-AR3, Class A1, VAR, 2.821%, 06/25/34	92
840	Series 2004-AR3, Class A2, VAR, 2.821%, 06/25/34	849
90	Series 2004-CB2, Class 7A, 5.500%, 08/25/19	91
96	Series 2004-CB3, Class 4A, 6.000%, 10/25/19	99
771	Series 2004-S2, Class 2A4, 5.500%, 06/25/34	798
95	Series 2005-AR2, Class 2A21, VAR, 1.101%, 01/25/45	91
872	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2005-4, Class CB7, 5.500%, 06/25/35	803
475	Washington Mutual MSC Mortgage Pass-Through Certificates Trust, Series 2004-RA1, Class 2A, 7.000%, 03/25/34	517
	Wells Fargo Mortgage-Backed Securities Trust,
347	Series 2003-D, Class A1, VAR, 3.016%, 02/25/33	343
157	Series 2003-M, Class A1, VAR, 3.000%, 12/25/33	158
113	Series 2004-B, Class A1, VAR, 3.024%, 02/25/34	113

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

109	Series 2004-DD, Class 2A8, VAR, 3.104%, 01/25/35	104
126	Series 2004-EE, Class 3A1, VAR, 3.244%, 12/25/34	130
173	Series 2004-EE, Class 3A2, VAR, 3.244%, 12/25/34	179
380	Series 2004-K, Class 1A2, VAR, 3.109%, 07/25/34	381
43	Series 2004-Q, Class 1A3, VAR, 3.004%, 09/25/34	43
118	Series 2004-Q, Class 2A2, VAR, 3.011%, 09/25/34	117
606	Series 2004-U, Class A1, VAR, 3.186%, 10/25/34	605
2,175	Series 2005-9, Class 2A10, 5.250%, 10/25/35	2,182
564	Series 2005-AR16, Class 2A1, VAR, 3.183%, 02/25/34	574
2,773	Series 2005-AR3, Class 1A1, VAR, 3.090%, 03/25/35	2,834

	Total Collateralized Mortgage Obligations (Cost $670,541)	671,790

Commercial Mortgage-Backed Securities — 5.8%
	A10 Securitization LLC,
7,664	Series 2015-1, Class A2, 3.130%, 04/15/34 (e)	7,706
3,000	Series 2015-1, Class B, 4.120%, 04/15/34 (e)	2,984
	A10 Term Asset Financing LLC,
1,000	Series 2013-2, Class D, 6.230%, 11/15/27 (e)	1,003
5,800	Series 2014-1, Class A2, 3.020%, 04/15/33 (e)	5,775
2,342	Series 2014-1, Class C, 4.570%, 04/15/33 (e)	2,325
8,297	Access PT Funding Trust, 7.000%, 02/15/23	8,297
	BAMLL Commercial Mortgage Securities Trust,
2,985	Series 2012-PARK, Class A, 2.959%, 12/10/30 (e)	3,025
8,400	Series 2016-FR14, Class A, VAR, 3.125%, 02/27/48 (e)	7,872
	BAMLL Re-REMIC Trust,
12,000	Series 2014-FRR8, Class A, VAR, 2.237%, 11/26/47 (e)	9,197
17,245	Series 2015-FR11, Class A705, VAR, 1.857%, 09/27/44 (e)	16,711
16,500	Series 2016-FR13, Class A, VAR, 1.730%, 08/27/45 (e)	13,552
5,750	Series 2016-FR16, Class A, VAR, 1.008%, 05/27/21 (e)	4,990

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	109

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Commercial Mortgage-Backed Securities — continued
3,057	Banc of America Commercial Mortgage Trust, Series 2007-2, Class AM, VAR, 5.696%, 04/10/49	3,059
	Banc of America Merrill Lynch Commercial Mortgage, Inc.,
67	Series 2005-1, Class AJ, VAR, 5.404%, 11/10/42	67
98	Series 2005-3, Class AM, 4.727%, 07/10/43	98
9,400	BBCCRE Trust, Series 2015-GTP, Class A, 3.966%, 08/10/33 (e)	9,659
	BB-UBS Trust,
12,692	Series 2012-SHOW, Class E, VAR, 4.026%, 11/05/36 (e)	12,321
972	Series 2012-TFT, Class A, 2.892%, 06/05/30 (e)	959
21,000	BCRR Trust, Series 2014-FRR1, Class A716, PO, 08/26/47 (e)	16,939
	Bear Stearns Commercial Mortgage Securities Trust,
4,000	Series 2007-PW16, Class AM, VAR, 5.699%, 06/11/40	4,027
5,700	Series 2007-PW17, Class AMFL, VAR, 1.461%, 06/11/50 (e)	5,633
5,000	BWAY Mortgage Trust, Series 2013-1515, Class F, VAR, 3.927%, 03/10/33 (e)	4,824
15,192	Capmark Mortgage Securities, Inc., Series 1998-C2, Class X, IO, VAR, 1.098%, 05/15/35	164
8,304	CD Commercial Mortgage Trust, Series 2007-CD4, Class XC, IO, VAR, 0.326%, 12/11/49 (e)	2
5,000	CFCRE Commercial Mortgage Trust, Series 2011-C2, Class D, VAR, 5.754%, 12/15/47 (e)	5,238
	Commercial Mortgage Trust,
3,157	Series 2006-GG7, Class AM, VAR, 5.774%, 07/10/38	3,157
22,845	Series 2012-CR2, Class XA, IO, VAR, 1.724%, 08/15/45	1,651
7,000	Series 2013-CR9, Class D, VAR, 4.256%, 07/10/45 (e)	6,232
6,100	Series 2013-WWP, Class A2, 3.424%, 03/10/31 (e)	6,311
8,032	Series 2015-CR24, Class A5, 3.696%, 08/10/48	8,327
6,856	Series 2015-CR25, Class A4, 3.759%, 08/10/48	7,144
12,670	COOF Securitization Trust Ltd., Series 2014-1, Class A, IO, VAR, 3.010%, 06/25/40 (e)	1,432

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

34,989	Credit Suisse Commercial Mortgage Trust, Series 2007-C2, Class AX, IO, VAR, 0.070%, 01/15/49 (e)	–	(h)
62	Credit Suisse First Boston Mortgage Securities Corp., Series 1998-C2, Class F, VAR, 6.750%, 11/15/30 (e)	62
12,304	CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A4, 3.718%, 08/15/48	12,787
15,200	CSMC OA LLC, Series 2014-USA, Class D, 4.373%, 09/15/37 (e)	14,254
12,149	DBUBS 2011-LC2 Mortgage Trust, Series 2011-LC2A, Class XA, IO, VAR, 1.139%, 07/10/44 (e)	435
69,766	FHLMC, Multifamily Structured Pass-Through Certificates, Series K708, Class X1, IO, VAR, 1.461%, 01/25/19	1,643
	FNMA — ACES,
2,188	Series 2011-M2, Class A2, 3.645%, 04/25/21	2,269
1,680	Series 2011-M4, Class A2, 3.726%, 06/25/21	1,778
631	Series 2011-M8, Class A2, 2.922%, 08/25/21	644
3,259	Series 2013-M7, Class A2, 2.280%, 12/27/22	3,231
8,935	Series 2014-M3, Class A2, VAR, 3.471%, 01/25/24	9,308
14,450	Series 2014-M12, Class ASV2, VAR, 2.614%, 10/25/21	14,614
8,909	Series 2014-M13, Class A2, VAR, 3.021%, 08/25/24	8,980
12,965	Series 2015-M1, Class A2, 2.532%, 09/25/24	12,733
20,522	Series 2015-M2, Class A3, VAR, 3.046%, 12/25/24	20,745
10,000	Series 2015-M3, Class A2, 2.723%, 10/25/24	9,938
21,180	Series 2015-M5, Class A1, VAR, 2.869%, 03/25/25	21,324
12,398	Series 2015-M7, Class A2, 2.590%, 12/25/24	12,210
11,700	Series 2015-M8, Class A2, VAR, 2.900%, 01/25/25	11,770
8,528	Series 2015-M10, Class A2, VAR, 3.092%, 04/25/27	8,563
1,808	Series 2015-M13, Class A2, VAR, 2.711%, 06/25/25	1,798
9,100	Series 2016-M6, Class A2, 2.488%, 05/25/26	8,767

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Commercial Mortgage-Backed Securities — continued
10,328	Series 2016-M7, Class A2, 2.499%, 09/25/26	9,833
10,660	Series 2017-M1, Class A2, VAR, 2.416%, 10/25/26	10,189
17,000	FORT CRE LLC, Series 2016-1A, Class D, VAR, 6.629%, 05/21/36 (e)	17,175
20,000	GS Mortgage Securities Corp. Trust, Series 2012-SHOP, Class XA, IO, VAR, 1.297%, 06/05/31 (e)	528
5,000	GS Mortgage Securities Trust, Series 2011-GC5, Class D, VAR, 5.399%, 08/10/44 (e)	4,993
	JP Morgan Chase Commercial Mortgage Securities Trust,
25,567	Series 2005-CB11, Class X1, IO, VAR, 0.031%, 08/12/37 (e)	18
16,159	Series 2005-LDP5, Class X1, IO, VAR, 0.000%, 12/15/44 (e)	—	(h)
12,950	Series 2006-CB15, Class X1, IO, VAR, 0.270%, 06/12/43	19
1,450	Series 2006-LDP8, Class X, IO, VAR, 0.421%, 05/15/45	—	(h)
2,000	Series 2006-LDP9, Class AMS, 5.337%, 05/15/47	1,975
7,460	Series 2010-C2, Class XA, IO, VAR, 1.609%, 11/15/43 (e)	283
	JPMCC Re-REMIC Trust,
6,400	Series 2014-FRR1, Class A707, 4.347%, 01/27/47 (e)	6,304
10,922	Series 2014-FRR1, Class B702, 4.234%, 04/27/44 (e)	10,684
5,000	Series 2015-FRR2, Class AK36, VAR, 2.326%, 12/27/46 (e)	3,966
7,000	Series 2015-FRR2, Class AK39, VAR, 3.007%, 08/27/47 (e)	5,422
2,551	LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A3, VAR, 5.866%, 09/15/45	2,597
	ML-CFC Commercial Mortgage Trust,
5,937	Series 2006-4, Class XC, IO, VAR, 0.696%, 12/12/49 (e)	—	(h)
8,398	Series 2007-9, Class A4, 5.700%, 09/12/49	8,505
	Morgan Stanley Capital I Trust,
14,525	Series 2007-HQ11, Class X, IO, VAR, 0.268%, 02/12/44 (e)	18
625	Series 2011-C3, Class A3, 4.054%, 07/15/49	651
	Morgan Stanley Re-REMIC Trust,
1,055	Series 2012-IO, Class AXA, 1.000%, 03/27/51 (e)	1,050
129	Series 2012-XA, Class A, 2.000%, 07/27/49 (e)	129
1,500	Series 2012-XA, Class B, 0.250%, 07/27/49 (e)	1,393

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

3,451	PFP Ltd., (Cayman Islands), Series 2015-2, Class D, VAR, 4.770%, 07/14/34 (e)	3,371
	RAIT Trust,
4,904	Series 2014-FL3, Class B, VAR, 3.420%, 12/15/31 (e)	4,895
1,885	Series 2015-FL5, Class B, VAR, 4.670%, 01/15/31 (e)	1,889
	UBS Commercial Mortgage Trust,
9,459	Series 2012-C1, Class D, VAR, 5.546%, 05/10/45 (e)	9,422
7,673	Series 2012-C1, Class XA, IO, VAR, 2.089%, 05/10/45 (e)	670
2,191	UBS-BAMLL Trust, Series 2012-WRM, Class A, 3.663%, 06/10/30 (e)	2,241
	UBS-Barclays Commercial Mortgage Trust,
1,560	Series 2012-C2, Class A4, 3.525%, 05/10/63	1,636
16,213	Series 2012-C2, Class XA, IO, VAR, 1.624%, 05/10/63 (e)	776
5,291	VNDO Mortgage Trust, Series 2012-6AVE, Class A, 2.996%, 11/15/30 (e)	5,379
25,014	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class XC, IO, VAR, 0.296%, 12/15/43 (e)	4
7,598	Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class A4, 3.664%, 09/15/58	7,872
	WFRBS Commercial Mortgage Trust,
2,500	Series 2011-C3, Class A4, 4.375%, 03/15/44 (e)	2,676
6,640	Series 2013-C11, Class D, VAR, 4.207%, 03/15/45 (e)	6,088

	Total Commercial Mortgage-Backed Securities (Cost $495,661)	491,185

Convertible Bond — 0.0% (g)
	Consumer Discretionary — 0.0% (g)
	Specialty Retail — 0.0% (g)
799	Nebraska Book Holdings, Inc., 2.000%, (PIK), 04/01/26 (e) (v) (Cost $125)	80

Corporate Bonds — 28.8%
	Consumer Discretionary — 3.1%
	Auto Components — 0.2%
1,709	Allison Transmission, Inc., 5.000%, 10/01/24 (e)	1,739
	American Axle & Manufacturing, Inc.,
300	6.250%, 03/15/21	309
1,731	6.625%, 10/15/22	1,791
	Goodyear Tire & Rubber Co. (The),
2,243	5.000%, 05/31/26	2,288
2,512	5.125%, 11/15/23	2,607

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	111

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Auto Components — continued
	Icahn Enterprises LP,
2,025	4.875%, 03/15/19	2,058
302	6.250%, 02/01/22 (e)	312
302	6.750%, 02/01/24 (e)	314
350	IHO Verwaltungs GmbH, (Germany), 4.500%, (cash), 09/15/23 (e) (v)	348
2,085	Tenneco, Inc., 5.375%, 12/15/24	2,179
2,535	ZF North America Capital, Inc., (Germany), 4.750%, 04/29/25 (e)	2,611

		16,556

	Automobiles — 0.3%
1,750	BMW US Capital LLC, (Germany), 1.850%, 09/15/21 (e)	1,703
	Daimler Finance North America LLC, (Germany),
1,000	2.700%, 08/03/20 (e)	1,008
1,500	2.875%, 03/10/21 (e)	1,515
500	3.300%, 05/19/25 (e)	502
195	8.500%, 01/18/31	297
	Fiat Chrysler Automobiles NV, (United Kingdom),
1,470	4.500%, 04/15/20	1,518
708	5.250%, 04/15/23	733
	Ford Motor Co.,
523	4.346%, 12/08/26	537
3,500	6.625%, 10/01/28	4,173
1,250	7.450%, 07/16/31	1,585
	General Motors Co.,
595	6.600%, 04/01/36	699
2,500	7.700%, 04/15/16 (d)	—	(h)
	Jaguar Land Rover Automotive plc, (United Kingdom),
657	4.250%, 11/15/19 (e)	673
974	5.625%, 02/01/23 (e)	1,020
	Nissan Motor Acceptance Corp., (Japan),
538	2.125%, 03/03/20 (e)	535
10,705	2.800%, 01/13/22 (e)	10,733

		27,231

	Distributors — 0.0% (g)
1,300	LKQ Corp., 4.750%, 05/15/23	1,302
1,070	Performance Food Group, Inc., 5.500%, 06/01/24 (e)	1,110

		2,412

	Diversified Consumer Services — 0.1%
	Service Corp. International,
1,605	5.375%, 05/15/24	1,700
963	7.625%, 10/01/18	1,040

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Diversified Consumer Services — continued
2,300	8.000%, 11/15/21	2,691

		5,431

	Hotels, Restaurants & Leisure — 0.6%
196	CCM Merger, Inc., 9.125%, 05/01/19 (e)	202
548	Chukchansi Economic Development Authority, 9.750%, 05/30/20 (d) (e)	230
3,545	Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.500%, 07/01/19 (e)	3,518
	GLP Capital LP,
50	4.375%, 04/15/21	52
4,455	5.375%, 11/01/23	4,778
3,120	Hilton Domestic Operating Co., Inc., 4.250%, 09/01/24 (e)	3,086
615	Hilton Grand Vacations Borrower LLC, 6.125%, 12/01/24 (e)	649
430	Hilton Worldwide Finance LLC, 5.625%, 10/15/21	443
	International Game Technology plc,
2,845	6.250%, 02/15/22 (e)	3,073
2,370	6.500%, 02/15/25 (e)	2,589
3,600	McDonald’s Corp., 2.750%, 12/09/20	3,664
	MGM Resorts International,
754	4.625%, 09/01/26	737
4,995	6.000%, 03/15/23	5,444
4,005	6.625%, 12/15/21	4,471
565	Royal Caribbean Cruises Ltd., 5.250%, 11/15/22	633
	Sabre GLBL, Inc.,
1,050	5.250%, 11/15/23 (e)	1,066
408	5.375%, 04/15/23 (e)	415
	Scientific Games International, Inc.,
1,465	7.000%, 01/01/22 (e)	1,557
165	7.000%, 01/01/22 (e)	175
1,960	Seminole Hard Rock Entertainment, Inc., 5.875%, 05/15/21 (e)	2,009
	Six Flags Entertainment Corp.,
1,325	4.875%, 07/31/24 (e)	1,338
875	5.250%, 01/15/21 (e)	901
895	Speedway Motorsports, Inc., 5.125%, 02/01/23	906
1,573	Starbucks Corp., 2.700%, 06/15/22	1,599
2,410	Wynn Las Vegas LLC, 5.500%, 03/01/25 (e)	2,446
889	Yum! Brands, Inc., 3.875%, 11/01/23	871

		46,852

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Household Durables — 0.1%
	CalAtlantic Group, Inc.,
800	5.875%, 11/15/24	858
300	6.250%, 12/15/21	330
790	8.375%, 01/15/21	922
	Lennar Corp.,
210	4.500%, 06/15/19	217
286	4.500%, 11/15/19	296
500	4.750%, 11/15/22	514
1,805	4.750%, 05/30/25	1,827
708	M/I Homes, Inc., 6.750%, 01/15/21	743
307	Mattamy Group Corp., (Canada), 6.875%, 12/15/23 (e)	321
2,052	PulteGroup, Inc., 5.500%, 03/01/26	2,129
851	Tempur Sealy International, Inc., 5.500%, 06/15/26	833
	Toll Brothers Finance Corp.,
420	4.375%, 04/15/23	426
370	4.875%, 11/15/25	376
130	5.625%, 01/15/24	138
524	5.875%, 02/15/22	574

		10,504

	Internet & Direct Marketing Retail — 0.0% (g)
	Amazon.com, Inc.,
500	3.300%, 12/05/21	521
1,523	4.800%, 12/05/34	1,720
1,000	QVC, Inc., 4.450%, 02/15/25	986

		3,227

	Media — 1.3%
	21st Century Fox America, Inc.,
500	6.550%, 03/15/33	615
600	6.750%, 01/09/38	718
800	7.750%, 01/20/24	983
200	7.850%, 03/01/39	275
147	8.875%, 04/26/23	192
	Altice US Finance I Corp.,
3,975	5.375%, 07/15/23 (e)	4,144
1,172	5.500%, 05/15/26 (e)	1,212
1,710	AMC Networks, Inc., 5.000%, 04/01/24	1,726
1,178	CBS Corp., 3.700%, 08/15/24	1,196
	Charter Communications Operating LLC,
1,992	4.464%, 07/23/22	2,093
10,242	4.908%, 07/23/25	10,805
865	Cinemark USA, Inc., 4.875%, 06/01/23	887

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Media — continued
240	Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/22	322
	Comcast Corp.,
1,290	1.625%, 01/15/22	1,238
4,200	2.350%, 01/15/27	3,857
3,000	3.375%, 08/15/25	3,017
5,000	3.400%, 07/15/46	4,337
2,819	4.200%, 08/15/34	2,894
2,405	4.600%, 08/15/45	2,501
240	6.300%, 11/15/17	248
435	6.500%, 11/15/35	560
177	6.550%, 07/01/39	231
	CSC Holdings LLC,
1,372	5.500%, 04/15/27 (e)	1,411
2,090	6.750%, 11/15/21	2,299
946	Discovery Communications LLC, 4.950%, 05/15/42	868
	DISH DBS Corp.,
2,362	5.875%, 07/15/22	2,532
750	5.875%, 11/15/24	800
9,609	6.750%, 06/01/21	10,546
966	7.750%, 07/01/26	1,135
1,000	Historic TW, Inc., 9.150%, 02/01/23	1,290
	iHeartCommunications, Inc.,
890	9.000%, 12/15/19	778
950	9.000%, 03/01/21	769
	Lamar Media Corp.,
1,250	5.000%, 05/01/23	1,291
840	5.375%, 01/15/24	876
510	5.750%, 02/01/26	548
470	Liberty Interactive LLC, 8.250%, 02/01/30	503
1,735	Live Nation Entertainment, Inc., 4.875%, 11/01/24 (e)	1,735
785	Mediacom Broadband LLC, 6.375%, 04/01/23	824
810	NBCUniversal Media LLC, 5.950%, 04/01/41	991
	Nielsen Finance LLC,
655	4.500%, 10/01/20	668
2,352	5.000%, 04/15/22 (e)	2,417
265	Quebecor, Inc., (Canada), 9.750%, 01/15/16 (d)	—
450	Sinclair Television Group, Inc., 5.625%, 08/01/24 (e)	463
	Sirius XM Radio, Inc.,
4,010	4.625%, 05/15/23 (e)	4,100
1,270	5.250%, 08/15/22 (e)	1,322
900	5.375%, 04/15/25 (e)	921

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	113

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Media — continued
	TEGNA, Inc.,
1,184	5.125%, 07/15/20	1,227
1,435	5.500%, 09/15/24 (e)	1,471
1,875	6.375%, 10/15/23	1,997
335	Time Warner Cable LLC, 7.300%, 07/01/38	419
660	Time Warner Cos., Inc., 7.570%, 02/01/24	815
1,860	Time Warner Entertainment Co. LP, 8.375%, 07/15/33	2,500
	Time Warner, Inc.,
3,430	3.550%, 06/01/24	3,423
182	5.375%, 10/15/41	193
	Unitymedia Hessen GmbH & Co. KG, (Germany),
755	5.000%, 01/15/25 (e)	776
900	5.500%, 01/15/23 (e)	940
	Univision Communications, Inc.,
2,215	5.125%, 05/15/23 (e)	2,215
2,215	5.125%, 02/15/25 (e)	2,185
70	Viacom, Inc., 4.375%, 03/15/43	62
	Videotron Ltd., (Canada),
3,247	5.375%, 06/15/24 (e)	3,462
	Walt Disney Co. (The),
389	1.850%, 07/30/26	352
500	Series B, 5.875%, 12/15/17	518
755	Series B, 7.000%, 03/01/32	1,036
	WMG Acquisition Corp.,
1,500	5.000%, 08/01/23 (e)	1,534
675	5.625%, 04/15/22 (e)	702
250	Ziggo Secured Finance BV, (Netherlands), 5.500%, 01/15/27 (e)	253

		109,218

	Multiline Retail — 0.1%
4,782	Dollar Tree, Inc., 5.750%, 03/01/23	5,057
1,000	JC Penney Corp., Inc., 5.875%, 07/01/23 (e)	1,002
475	Macy’s Retail Holdings, Inc., 6.900%, 04/01/29	500
1,495	Neiman Marcus Group Ltd. LLC, 8.000%, 10/15/21 (e)	938

		7,497

	Specialty Retail — 0.4%
2,000	Caleres, Inc., 6.250%, 08/15/23	2,095
2,455	Claire’s Stores, Inc., 9.000%, 03/15/19 (e)	1,129
500	CST Brands, Inc., 5.000%, 05/01/23	519
410	Group 1 Automotive, Inc., 5.250%, 12/15/23 (e)	421

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Specialty Retail — continued
	Home Depot, Inc. (The),
444	2.125%, 09/15/26	413
734	2.625%, 06/01/22	741
2,751	3.000%, 04/01/26	2,754
2,800	3.500%, 09/15/56	2,502
	L Brands, Inc.,
2,750	5.625%, 10/15/23	2,877
650	6.750%, 07/01/36	625
1,575	6.875%, 11/01/35	1,514
500	8.500%, 06/15/19	558
	Lowe’s Cos., Inc.,
665	3.125%, 09/15/24	673
1,262	3.375%, 09/15/25	1,293
5,000	3.700%, 04/15/46	4,747
116	5.125%, 11/15/41	134
951	Series B, 7.110%, 05/15/37	1,310
	Penske Automotive Group, Inc.,
1,686	5.500%, 05/15/26	1,675
832	5.750%, 10/01/22	863
435	Radio Systems Corp., 8.375%, 11/01/19 (e)	453
	Sally Holdings LLC,
500	5.500%, 11/01/23	507
967	5.625%, 12/01/25	984

		28,787

	Textiles, Apparel & Luxury Goods — 0.0% (g)
	Hanesbrands, Inc.,
274	4.625%, 05/15/24 (e)	272
774	4.875%, 05/15/26 (e)	766
470	Levi Strauss & Co., 5.000%, 05/01/25	480

		1,518

	Total Consumer Discretionary	259,233

	Consumer Staples — 1.6%
	Beverages — 0.5%
	Anheuser-Busch Cos. LLC, (Belgium),
325	5.500%, 01/15/18	337
550	5.750%, 04/01/36	664
280	7.550%, 10/01/30	384
	Anheuser-Busch InBev Finance, Inc., (Belgium),
50	1.900%, 02/01/19	50
2,551	3.300%, 02/01/23	2,604
9,750	3.650%, 02/01/26	9,892
1,225	3.700%, 02/01/24	1,265
3,990	4.700%, 02/01/36	4,293
5,415	4.900%, 02/01/46	5,950

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Beverages — continued
2,360	Anheuser-Busch InBev Worldwide, Inc., (Belgium), 5.375%, 01/15/20	2,577
1,000	Coca-Cola Co. (The), 2.250%, 09/01/26	942
200	Constellation Brands, Inc., 4.250%, 05/01/23	210
	Diageo Investment Corp., (United Kingdom),
1,000	7.450%, 04/15/35	1,408
365	8.000%, 09/15/22	456
507	Dr Pepper Snapple Group, Inc., 2.550%, 09/15/26	475
677	Heineken NV, (Netherlands), 1.400%, 10/01/17 (e)	677
	PepsiCo, Inc.,
2,500	2.150%, 10/14/20	2,514
850	2.375%, 10/06/26	809
572	3.100%, 07/17/22	588
1,845	3.500%, 07/17/25	1,920
730	4.450%, 04/14/46	791

		38,806

	Food & Staples Retailing — 0.3%
775	Albertsons Cos. LLC, 6.625%, 06/15/24 (e)	820
	CVS Health Corp.,
2,460	2.800%, 07/20/20	2,500
1,659	4.000%, 12/05/23	1,742
2,040	Ingles Markets, Inc., 5.750%, 06/15/23	2,106
	Kroger Co. (The),
215	6.400%, 08/15/17	220
1,162	7.500%, 04/01/31	1,580
900	Series B, 7.700%, 06/01/29	1,207
	New Albertsons, Inc.,
3,350	8.000%, 05/01/31	3,325
430	8.700%, 05/01/30	442
3,120	SUPERVALU, Inc., 7.750%, 11/15/22	3,081
	Sysco Corp.,
1,575	2.500%, 07/15/21	1,572
1,517	2.600%, 06/12/22	1,501
	Walgreens Boots Alliance, Inc.,
527	3.100%, 06/01/23	527
497	3.450%, 06/01/26	489
1,200	3.800%, 11/18/24	1,225
	Wal-Mart Stores, Inc.,
300	2.550%, 04/11/23	300
160	5.000%, 10/25/40	184
1,000	6.200%, 04/15/38	1,320
260	7.550%, 02/15/30	377

		24,518

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Food Products — 0.4%
1,650	Archer-Daniels-Midland Co., Class C, 2.500%, 08/11/26	1,568
3,096	Bumble Bee Holdings, Inc., 9.000%, 12/15/17 (e)	3,084
	Bunge Ltd. Finance Corp.,
675	3.250%, 08/15/26	653
305	3.500%, 11/24/20	310
655	8.500%, 06/15/19	746
148	Bunge NA Finance LP, 5.900%, 04/01/17	149
	Cargill, Inc.,
350	1.900%, 03/01/17 (e)	350
800	3.300%, 03/01/22 (e)	824
470	4.760%, 11/23/45 (e)	510
200	6.000%, 11/27/17 (e)	207
1,000	7.350%, 03/06/19 (e)	1,110
	Conagra Brands, Inc.,
135	3.250%, 09/15/22	136
180	6.625%, 08/15/39	200
300	Darling Ingredients, Inc., 5.375%, 01/15/22	312
	JBS USA LUX SA, (Brazil),
793	5.750%, 06/15/25 (e)	817
1,868	5.875%, 07/15/24 (e)	1,952
3,492	7.250%, 06/01/21 (e)	3,597
816	7.250%, 06/01/21 (e)	840
1,430	8.250%, 02/01/20 (e)	1,466
	Kraft Heinz Foods Co.,
429	3.500%, 06/06/22	438
6,960	4.375%, 06/01/46	6,581
601	5.000%, 07/15/35	633
488	5.000%, 06/04/42	501
946	5.200%, 07/15/45	999
599	6.125%, 08/23/18	636
200	6.500%, 02/09/40	244
417	6.750%, 03/15/32	509
575	6.875%, 01/26/39	726
	Lamb Weston Holdings, Inc.,
1,274	4.625%, 11/01/24 (e)	1,296
1,279	4.875%, 11/01/26 (e)	1,299
497	Mead Johnson Nutrition Co., 4.125%, 11/15/25	524
270	Smithfield Foods, Inc., 4.250%, 02/01/27 (e)	276
	Tyson Foods, Inc.,
700	3.950%, 08/15/24	716
700	5.150%, 08/15/44	743

		34,952

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	115

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Household Products — 0.1%
600	Kimberly-Clark Corp., 2.400%, 06/01/23	589
417	Procter & Gamble — Esop, Series A, 9.360%, 01/01/21	483
4,179	Spectrum Brands, Inc., 5.750%, 07/15/25	4,449

		5,521

	Personal Products — 0.0% (g)
841	Revlon Consumer Products Corp., 5.750%, 02/15/21	847

	Tobacco — 0.3%
	Altria Group, Inc.,
7,500	2.625%, 01/14/20	7,606
9,585	3.875%, 09/16/46	9,045
5,000	Philip Morris International, Inc., 4.125%, 03/04/43	4,896
5,235	Reynolds American, Inc., 4.450%, 06/12/25	5,535

		27,082

	Total Consumer Staples	131,726

	Energy — 4.0%
	Energy Equipment & Services — 0.3%
280	Archrock Partners LP, 6.000%, 10/01/22	279
303	Baker Hughes, Inc., 5.125%, 09/15/40	339
1,468	Diamond Offshore Drilling, Inc., 3.450%, 11/01/23	1,318
	Ensco plc,
825	5.200%, 03/15/25	730
838	8.000%, 01/31/24 (e)	859
	Halliburton Co.,
680	4.850%, 11/15/35	730
250	7.450%, 09/15/39	341
275	7.600%, 08/15/96 (e)	356
700	8.750%, 02/15/21	852
819	Nabors Industries, Inc., 5.500%, 01/15/23 (e)	845
	Noble Holding International Ltd., (United Kingdom),
365	7.750%, 01/15/24	355
1,418	8.200%, 04/01/45	1,361
971	Parker Drilling Co., 6.750%, 07/15/22	898
	Precision Drilling Corp., (Canada),
1,113	5.250%, 11/15/24	1,102
378	6.500%, 12/15/21	388
734	6.625%, 11/15/20	750
1,249	Rowan Cos., Inc., 7.375%, 06/15/25	1,296
	Schlumberger Investment SA,
640	2.400%, 08/01/22 (e)	629
219	3.300%, 09/14/21 (e)	226
1,210	3.650%, 12/01/23	1,265

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Energy Equipment & Services — continued
1,557	Sea Trucks Group Ltd., (Nigeria), Reg. S, 9.000%, 03/26/18 (d) (e)	584
1,254	Transocean Proteus Ltd., 6.250%, 12/01/24 (e)	1,293
2,994	Transocean, Inc., 9.000%, 07/15/23 (e)	3,234
582	Unit Corp., 6.625%, 05/15/21	581
	Weatherford International Ltd.,
372	4.500%, 04/15/22	356
2,910	6.750%, 09/15/40	2,648
978	7.750%, 06/15/21	1,055
199	8.250%, 06/15/23	216

		24,886

	Oil, Gas & Consumable Fuels — 3.7%
175	Alberta Energy Co. Ltd., (Canada), 7.375%, 11/01/31	213
278	Anadarko Holding Co., 7.150%, 05/15/28	332
	Anadarko Petroleum Corp.,
350	6.950%, 06/15/19	387
100	7.950%, 06/15/39	131
225	8.700%, 03/15/19	255
250	ANR Pipeline Co., 9.625%, 11/01/21	322
	Antero Resources Corp.,
3,325	5.125%, 12/01/22	3,341
2,837	5.375%, 11/01/21	2,901
	Apache Corp.,
400	6.000%, 01/15/37	465
775	6.900%, 09/15/18	833
	Boardwalk Pipelines LP,
6,788	4.450%, 07/15/27	6,959
242	4.950%, 12/15/24	255
	BP Capital Markets plc, (United Kingdom),
206	1.375%, 11/06/17	206
589	1.375%, 05/10/18	588
1,545	2.750%, 05/10/23	1,522
325	3.017%, 01/16/27	313
1,120	3.224%, 04/14/24	1,119
385	3.245%, 05/06/22	394
1,800	3.535%, 11/04/24	1,827
1,000	3.588%, 04/14/27	1,007
7,815	3.723%, 11/28/28	7,915
612	3.814%, 02/10/24	635
515	4.750%, 03/10/19	544
210	Burlington Resources Finance Co., 7.400%, 12/01/31	281
815	Burlington Resources, Inc., 8.200%, 03/15/25	1,068

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
3,054	California Resources Corp., 8.000%, 12/15/22 (e)	2,596
	Canadian Natural Resources Ltd., (Canada),
1,035	3.900%, 02/01/25	1,052
1,000	5.850%, 02/01/35	1,115
330	6.250%, 03/15/38	387
	Cenovus Energy, Inc., (Canada),
982	3.000%, 08/15/22	960
294	4.450%, 09/15/42	263
5,171	6.750%, 11/15/39	5,845
	Cheniere Corpus Christi Holdings LLC,
198	5.875%, 03/31/25 (e)	210
715	7.000%, 06/30/24 (e)	800
1,076	Chesapeake Energy Corp., 8.000%, 12/15/22 (e)	1,138
	Chevron Corp.,
540	2.355%, 12/05/22	529
7,000	2.411%, 03/03/22	6,979
1,750	2.419%, 11/17/20	1,766
2,500	2.566%, 05/16/23	2,472
645	2.895%, 03/03/24	645
1,550	2.954%, 05/16/26	1,530
1,979	CITGO Petroleum Corp., 6.250%, 08/15/22 (e)	2,038
1,243	CNOOC Finance 2015 USA LLC, (China), 3.500%, 05/05/25	1,234
1,026	CNOOC Nexen Finance 2014 ULC, (China), 4.250%, 04/30/24	1,073
215	Conoco Funding Co., 7.250%, 10/15/31	285
	ConocoPhillips,
750	6.500%, 02/01/39	945
410	7.000%, 03/30/29	512
1,775	ConocoPhillips Co., 4.200%, 03/15/21	1,886
300	ConocoPhillips Holding Co., 6.950%, 04/15/29	386
8,132	Continental Resources, Inc., 5.000%, 09/15/22	8,295
	DCP Midstream Operating LP,
3,830	3.875%, 03/15/23	3,696
3,370	4.750%, 09/30/21 (e)	3,479
227	4.950%, 04/01/22	235
236	Devon Energy Corp., 3.250%, 05/15/22	237
	Ecopetrol SA, (Colombia),
469	5.375%, 06/26/26	483
4,390	5.875%, 09/18/23	4,763
3,963	5.875%, 05/28/45	3,566
125	Enbridge, Inc., (Canada), 5.500%, 12/01/46	135

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Oil, Gas & Consumable Fuels — continued
	Encana Corp., (Canada),
150	6.500%, 05/15/19	163
148	6.625%, 08/15/37	170
	Energy Transfer Equity LP,
495	5.500%, 06/01/27	524
3,030	5.875%, 01/15/24	3,257
1,680	7.500%, 10/15/20	1,888
	Energy Transfer Partners LP,
1,080	2.500%, 06/15/18	1,088
321	4.200%, 04/15/27	322
566	5.300%, 04/15/47	566
1,000	6.050%, 06/01/41	1,076
300	7.500%, 07/01/38	366
1,210	Eni SpA, (Italy), Series EX2, 5.700%, 10/01/40 (e)	1,245
	EnLink Midstream Partners LP,
841	2.700%, 04/01/19	845
922	4.150%, 06/01/25	921
	Enterprise Products Operating LLC,
1,252	3.350%, 03/15/23	1,270
1,026	3.700%, 02/15/26	1,039
6,559	3.750%, 02/15/25	6,672
330	4.950%, 10/15/54	344
333	5.950%, 02/01/41	388
375	6.450%, 09/01/40	461
800	Series J, 5.750%, 03/01/35	907
	EOG Resources, Inc.,
472	2.625%, 03/15/23	460
1,700	4.100%, 02/01/21	1,794
200	6.875%, 10/01/18	215
	EP Energy LLC,
1,522	8.000%, 11/29/24 (e)	1,613
358	9.375%, 05/01/20	350
	Exxon Mobil Corp.,
1,737	2.397%, 03/06/22	1,739
1,403	2.726%, 03/01/23	1,405
936	3.043%, 03/01/26	934
1,045	Gulf South Pipeline Co. LP, 4.000%, 06/15/22	1,072
600	Hess Corp., 6.000%, 01/15/40	635
	Hilcorp Energy I LP,
3,378	5.000%, 12/01/24 (e)	3,234
1,500	5.750%, 10/01/25 (e)	1,489
781	Holly Energy Partners LP, 6.000%, 08/01/24 (e)	820

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	117

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
	KazMunayGas National Co. JSC, (Kazakhstan),
200	Reg. S, 4.400%, 04/30/23	199
300	Reg. S, 6.375%, 04/09/21	329
5,005	Reg. S, 7.000%, 05/05/20	5,516
800	Kerr-McGee Corp., 7.875%, 09/15/31	1,044
	Marathon Oil Corp.,
1,976	2.800%, 11/01/22	1,918
410	6.000%, 10/01/17	419
500	6.800%, 03/15/32	573
101	MEG Energy Corp., (Canada), 7.000%, 03/31/24 (e)	91
	MPLX LP,
7,150	4.125%, 03/01/27	7,196
859	4.875%, 12/01/24	917
323	5.200%, 03/01/47	330
1,000	Murphy Oil USA, Inc., 6.000%, 08/15/23	1,049
	Newfield Exploration Co.,
575	5.625%, 07/01/24	615
1,500	5.750%, 01/30/22	1,602
825	NGPL PipeCo LLC, 9.625%, 06/01/19 (e)	858
	Noble Energy, Inc.,
583	3.900%, 11/15/24	596
286	5.050%, 11/15/44	298
1,500	5.250%, 11/15/43	1,581
	NuStar Logistics LP,
1,614	4.800%, 09/01/20	1,663
1,046	6.750%, 02/01/21	1,140
	Occidental Petroleum Corp.,
504	2.700%, 02/15/23	499
2,300	3.400%, 04/15/26	2,312
	ONEOK Partners LP,
2,000	4.900%, 03/15/25	2,141
1,465	6.650%, 10/01/36	1,710
	ONEOK, Inc.,
1,321	4.250%, 02/01/22	1,361
3,050	7.500%, 09/01/23	3,633
8,004	Pacific Exploration and Production Corp., (Colombia), 10.000%, (cash), 11/02/21 (v)	8,994
533	PBF Holding Co. LLC, 7.000%, 11/15/23	536
	Penn Virginia Corp.,
2,000	7.250%, 04/15/19 (d)	45
1,000	8.500%, 05/01/20 (d)	22
	Pertamina Persero PT, (Indonesia),
200	Reg. S, 6.000%, 05/03/42	210
3,800	Reg. S, 6.450%, 05/30/44	4,196
200	Reg. S, 6.500%, 05/27/41	221

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Oil, Gas & Consumable Fuels — continued
230	Petrobras Argentina SA, (Argentina), 7.375%, 07/21/23 (e)	237
	Petrobras Global Finance BV, (Brazil),
1,920	6.125%, 01/17/22	1,973
34	6.750%, 01/27/41	31
5,550	8.375%, 05/23/21	6,195
	Petro-Canada, (Canada),
1,215	6.800%, 05/15/38	1,592
335	7.875%, 06/15/26	436
	Petroleos de Venezuela SA, (Venezuela),
970	Reg. S, 5.375%, 04/12/27	356
868	Reg. S, 6.000%, 11/15/26	324
430	Reg. S, 8.500%, 10/27/20	347
324	Reg. S, 9.000%, 11/17/21	184
60	Reg. S, 9.750%, 05/17/35	30
380	Reg. S, 12.750%, 02/17/22	257
	Petroleos Mexicanos, (Mexico),
1,103	4.500%, 01/23/26	1,039
333	4.625%, 09/21/23	334
4,442	5.375%, 03/13/22 (e)	4,635
340	5.500%, 01/21/21	358
1,812	5.625%, 01/23/46	1,561
1,180	6.375%, 02/04/21	1,281
400	6.375%, 01/23/45	378
5,218	6.500%, 03/13/27 (e)	5,526
315	6.625%, 06/15/35	317
634	6.750%, 09/21/47	624
10,471	VAR, 4.606%, 03/11/22 (e)	11,005
150	Petroleum Co. of Trinidad & Tobago Ltd., (Trinidad and Tobago), Reg. S, 9.750%, 08/14/19	161
1,000	Phillips 66, 4.650%, 11/15/34	1,037
330	Phillips 66 Partners LP, 4.900%, 10/01/46	325
	Plains All American Pipeline LP,
519	2.600%, 12/15/19	520
3,740	4.650%, 10/15/25	3,899
	QEP Resources, Inc.,
2,196	5.250%, 05/01/23	2,163
2,136	5.375%, 10/01/22	2,147
1,219	6.875%, 03/01/21	1,289
	Range Resources Corp.,
391	5.000%, 03/15/23 (e)	379
200	5.750%, 06/01/21 (e)	206
3,740	Rockies Express Pipeline LLC, 6.000%, 01/15/19 (e)	3,927

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
	SM Energy Co.,
589	5.000%, 01/15/24	552
752	5.625%, 06/01/25	711
427	6.500%, 11/15/21	437
3	6.500%, 01/01/23	3
340	Southern Star Central Corp., 5.125%, 07/15/22 (e)	346
	Spectra Energy Capital LLC,
145	7.500%, 09/15/38	181
1,500	8.000%, 10/01/19	1,700
1,140	Spectra Energy Partners LP, 4.500%, 03/15/45	1,101
	Statoil ASA, (Norway),
263	2.450%, 01/17/23	258
2,179	2.650%, 01/15/24	2,147
790	3.150%, 01/23/22	810
585	7.150%, 11/15/25	751
26	Stone Energy Corp., 7.500%, 11/15/22 (d)	18
2,000	Suncor Energy, Inc., (Canada), 3.600%, 12/01/24	2,045
	Sunoco Logistics Partners Operations LP,
464	4.250%, 04/01/24	474
1,146	4.400%, 04/01/21	1,214
2,000	5.350%, 05/15/45	2,037
	Sunoco LP,
947	5.500%, 08/01/20	954
664	6.250%, 04/15/21	674
920	6.375%, 04/01/23	932
425	Tallgrass Energy Partners LP, 5.500%, 09/15/24 (e)	429
	Targa Resources Partners LP,
1,921	4.250%, 11/15/23	1,906
1,875	5.125%, 02/01/25 (e)	1,950
2,485	5.250%, 05/01/23	2,566
140	5.375%, 02/01/27 (e)	147
300	6.375%, 08/01/22	310
	Tesoro Corp.,
1,392	4.750%, 12/15/23 (e)	1,441
164	5.125%, 04/01/24	171
1,022	5.375%, 10/01/22	1,063
	Tesoro Logistics LP,
1,015	5.250%, 01/15/25	1,069
129	5.500%, 10/15/19	137
1,712	5.875%, 10/01/20	1,765
1,680	6.125%, 10/15/21	1,753
1,637	6.250%, 10/15/22	1,752
435	6.375%, 05/01/24	473

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Oil, Gas & Consumable Fuels — continued
	Tosco Corp.,
500	7.800%, 01/01/27	649
640	8.125%, 02/15/30	890
	Total Capital International SA, (France),
3,165	2.750%, 06/19/21	3,220
10,000	3.700%, 01/15/24	10,445
	TransCanada PipeLines Ltd., (Canada),
256	1.875%, 01/12/18	257
285	2.500%, 08/01/22	281
340	3.750%, 10/16/23	354
1,000	6.200%, 10/15/37	1,267
606	7.250%, 08/15/38	841
500	Valero Energy Corp., 7.500%, 04/15/32	637
446	Western Gas Partners LP, 5.375%, 06/01/21	484
1,730	Whiting Petroleum Corp., 5.000%, 03/15/19	1,745
	Williams Cos., Inc. (The),
2,245	3.700%, 01/15/23	2,200
1,035	5.750%, 06/24/44	1,045
918	7.750%, 06/15/31	1,086
132	Series A, 7.500%, 01/15/31	155
500	Williams Partners LP, 4.875%, 05/15/23	517
	WPX Energy, Inc.,
655	5.250%, 09/15/24	639
1,846	6.000%, 01/15/22	1,890
	YPF SA, (Argentina),
160	8.500%, 03/23/21 (e)	176
2,550	Reg. S, 8.500%, 03/23/21	2,802
471	Reg. S, 8.750%, 04/04/24	516

		309,880

	Total Energy	334,766

	Financials — 7.6%
	Banks — 3.1%
1,301	ABN AMRO Bank NV, (Netherlands), 4.750%, 07/28/25 (e)	1,332
1,200	ANZ New Zealand Int’l Ltd., (New Zealand), 2.875%, 01/25/22 (e)	1,199
	Banco Nacional de Comercio Exterior SNC, (Mexico),
200	4.375%, 10/14/25 (e)	201
200	VAR, 3.800%, 08/11/26 (e)	194
	Bank of America Corp.,
1,825	2.000%, 01/11/18	1,833
143	3.300%, 01/11/23	144
3,150	3.500%, 04/19/26	3,125
960	4.000%, 04/01/24	1,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	119

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Banks — continued
5,277	4.000%, 01/22/25	5,329
2,400	4.200%, 08/26/24	2,477
473	4.250%, 10/22/26	482
1,294	4.450%, 03/03/26	1,342
1,540	5.000%, 05/13/21	1,675
1,275	5.625%, 07/01/20	1,405
695	5.650%, 05/01/18	725
500	6.400%, 08/28/17	512
1,710	6.875%, 04/25/18	1,808
2,097	Series AA, VAR, 6.100%, 03/17/25 (x) (y)	2,237
1,500	Series F, 6.975%, 03/07/37	1,831
2,515	Series L, 2.250%, 04/21/20	2,516
1,326	Series L, 3.950%, 04/21/25	1,331
200	Bank of Ceylon, (Sri Lanka), 6.875%, 05/03/17 (e)	201
	Bank of Montreal, (Canada),
623	1.400%, 09/11/17	624
653	1.500%, 07/18/19	647
2,000	1.750%, 06/15/21 (e)	1,950
655	2.375%, 01/25/19	662
	Bank of Nova Scotia (The), (Canada),
880	1.450%, 04/25/18	879
1,000	1.650%, 06/14/19	994
1,725	1.850%, 04/14/20	1,709
500	1.875%, 09/20/21 (e)	488
	Barclays Bank plc, (United Kingdom),
200	2.250%, 05/10/17 (e)	200
980	6.050%, 12/04/17 (e)	1,010
2,508	7.625%, 11/21/22	2,694
	Barclays plc, (United Kingdom),
1,405	3.650%, 03/16/25	1,371
478	5.250%, 08/17/45	510
	BB&T Corp.,
783	1.600%, 08/15/17	784
1,500	2.625%, 06/29/20	1,520
500	5.250%, 11/01/19	541
150	6.850%, 04/30/19	165
	BNZ International Funding Ltd., (New Zealand),
1,000	2.100%, 09/14/21 (e)	972
1,000	2.900%, 02/21/22 (e)	1,002
650	Caixa Economica Federal, (Brazil), Reg. S, 4.500%, 10/03/18	664
3,319	Canadian Imperial Bank of Commerce, (Canada), 2.250%, 07/21/20 (e)	3,326
1,400	Capital One Bank USA NA, 3.375%, 02/15/23	1,407

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Banks — continued
2,500	Capital One NA, 1.500%, 03/22/18	2,495
	CIT Group, Inc.,
4,105	5.000%, 08/15/22	4,351
5,458	5.375%, 05/15/20	5,840
1,295	5.500%, 02/15/19 (e)	1,364
1,397	6.625%, 04/01/18 (e)	1,463
	Citigroup, Inc.,
1,394	1.800%, 02/05/18	1,398
1,500	2.900%, 12/08/21	1,505
970	3.700%, 01/12/26	973
2,500	4.300%, 11/20/26	2,544
5,000	4.600%, 03/09/26	5,193
838	6.625%, 01/15/28	1,008
645	6.875%, 06/01/25	770
1,115	7.000%, 12/01/25	1,332
6,755	VAR, 3.887%, 01/10/28	6,820
581	VAR, 5.950%, 01/30/23 (x) (y)	611
813	Series M, VAR, 6.300%, 05/15/24 (x) (y)	859
2,062	Series O, VAR, 5.875%, 03/27/20 (x) (y)	2,129
430	Series P, VAR, 5.950%, 05/15/25 (x) (y)	448
1,545	Series Q, VAR, 5.950%, 08/15/20 (x) (y)	1,615
	Cooperatieve Rabobank UA, (Netherlands),
2,000	2.500%, 01/19/21	1,999
NOK 16,500	3.500%, 04/18/17	1,974
1,045	3.875%, 02/08/22	1,104
	Credit Agricole SA, (France),
6,500	2.375%, 07/01/21 (e)	6,368
1,241	VAR, 8.125%, 12/23/25 (e) (x) (y)	1,326
250	Credit Suisse Group Funding Guernsey Ltd., (Switzerland), 2.750%, 03/26/20	249
	Danske Bank A/S, (Denmark),
7,000	2.000%, 09/08/21 (e)	6,818
619	2.700%, 03/02/22 (e)	618
625	Fifth Third Bancorp, 2.875%, 07/27/20	635
234	Fifth Third Bank, 3.850%, 03/15/26	237
	HSBC Bank plc, (United Kingdom),
474	1.500%, 05/15/18 (e)	473
927	4.125%, 08/12/20 (e)	974
650	4.750%, 01/19/21 (e)	696
395	HSBC Bank USA NA, 4.875%, 08/24/20	422
	HSBC Holdings plc, (United Kingdom),
2,913	2.650%, 01/05/22	2,871
15,869	3.400%, 03/08/21	16,257
6,645	3.600%, 05/25/23	6,763
506	3.900%, 05/25/26	513

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Banks — continued
1,371	4.000%, 03/30/22	1,433
733	4.250%, 08/18/25	744
1,069	4.300%, 03/08/26	1,120
1,265	VAR, 6.375%, 03/30/25 (x) (y)	1,297
	Huntington Bancshares, Inc.,
1,084	2.300%, 01/14/22	1,057
846	3.150%, 03/14/21	861
1,155	Huntington National Bank (The), 2.875%, 08/20/20	1,172
400	Industrial & Commercial Bank of China Ltd., (China), 2.452%, 10/20/21	392
1,621	KeyBank NA, 3.180%, 05/22/22	1,638
605	KeyCorp, 2.900%, 09/15/20	616
EUR 1,450	Lloyds Banking Group plc, (United Kingdom), Reg. S, VAR, 6.375%, 06/27/20 (x) (y)	1,630
1,250	Manufacturers & Traders Trust Co., 6.625%, 12/04/17	1,298
200	MFB Magyar Fejlesztesi Bank Zrt., (Hungary), Reg. S, 6.250%, 10/21/20	220
	Mitsubishi UFJ Financial Group, Inc., (Japan),
423	2.527%, 09/13/23	409
413	2.998%, 02/22/22	416
1,750	Mizuho Bank Ltd., (Japan), 1.700%, 09/25/17 (e)	1,752
	National Australia Bank Ltd., (Australia),
875	2.000%, 06/20/17 (e)	877
448	2.500%, 07/12/26	420
200	National Savings Bank, (Sri Lanka), Reg. S, 8.875%, 09/18/18	214
886	Nordea Bank AB, (Sweden), 4.250%, 09/21/22 (e)	918
655	PNC Bank NA, 2.150%, 04/29/21	649
1,057	PNC Financial Services Group, Inc. (The), 4.375%, 08/11/20	1,128
	Royal Bank of Canada, (Canada),
1,380	1.500%, 07/29/19	1,368
2,960	1.875%, 02/05/20	2,934
743	2.000%, 10/01/18	747
620	2.000%, 12/10/18	623
1,419	Series CB8, 1.200%, 09/19/17	1,419
	Royal Bank of Scotland Group plc, (United Kingdom),
4,840	6.100%, 06/10/23	5,138
10,795	6.125%, 12/15/22	11,476
200	Russian Agricultural Bank OJSC Via RSHB Capital SA, (Russia), Reg. S, 7.750%, 05/29/18	212

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Banks — continued
1,697	Santander UK plc, (United Kingdom), 2.500%, 03/14/19	1,711
200	Sberbank of Russia, (Russia), Reg. S, 6.125%, 02/07/22	220
897	Skandinaviska Enskilda Banken AB, (Sweden), 1.750%, 03/19/18 (e)	897
	Societe Generale SA, (France),
800	4.000%, 01/12/27 (e)	779
855	VAR, 7.375%, 09/13/21 (e) (x) (y)	866
1,545	SpareBank 1 Boligkreditt A/S, (Norway), 1.750%, 11/15/19 (e)	1,530
2,600	Stadshypotek AB, (Sweden), 1.875%, 10/02/19 (e)	2,590
1,200	Sumitomo Mitsui Financial Group, Inc., (Japan), 2.846%, 01/11/22	1,200
2,500	SunTrust Banks, Inc., 6.000%, 02/15/26	2,831
	Toronto-Dominion Bank (The), (Canada),
570	1.500%, 03/13/17 (e)	570
2,852	1.750%, 07/23/18	2,861
712	1.950%, 01/22/19	716
453	2.250%, 11/05/19	457
372	VAR, 3.625%, 09/15/31	366
200	Ukreximbank Via Biz Finance plc, (Ukraine), Reg. S, 9.750%, 01/22/25	196
	US Bancorp,
2,000	7.500%, 06/01/26	2,581
1,700	Series V, 2.375%, 07/22/26	1,594
2,225	US Bank NA, 1.350%, 01/26/18	2,224
	Vnesheconombank, (Russia),
200	Reg. S, 4.224%, 11/21/18	205
500	Reg. S, 5.942%, 11/21/23	536
3,600	Reg. S, 6.025%, 07/05/22	3,879
	Wachovia Corp.,
1,555	5.750%, 02/01/18	1,615
515	SUB, 7.574%, 08/01/26	652
	Wells Fargo & Co.,
1,607	2.550%, 12/07/20	1,615
613	2.600%, 07/22/20	620
3,475	3.000%, 04/22/26	3,356
10,235	3.000%, 10/23/26	9,833
3,200	3.069%, 01/24/23	3,213
7,565	3.300%, 09/09/24	7,597
403	4.100%, 06/03/26	412
173	4.300%, 07/22/27	180
6,372	4.750%, 12/07/46	6,643
853	5.606%, 01/15/44	1,000
1,665	5.625%, 12/11/17	1,718

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	121

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Banks — continued
750	Wells Fargo Bank NA, 6.000%, 11/15/17	774
	Westpac Banking Corp., (Australia),
356	1.600%, 08/19/19	352
1,281	2.000%, 03/03/20 (e)	1,275
1,000	3.350%, 03/08/27	1,000
942	4.875%, 11/19/19	1,010

		265,885

	Capital Markets — 1.5%
508	Ameriprise Financial, Inc., 2.875%, 09/15/26	489
	Bank of New York Mellon Corp. (The),
510	2.200%, 03/04/19	514
940	2.450%, 11/27/20	945
1,291	2.600%, 08/17/20	1,307
1,930	2.600%, 02/07/22	1,928
530	4.600%, 01/15/20	568
	BlackRock, Inc.,
381	3.375%, 06/01/22	398
315	3.500%, 03/18/24	330
485	4.250%, 05/24/21	522
493	Series 2, 5.000%, 12/10/19	536
	Blackstone Holdings Finance Co. LLC,
159	4.450%, 07/15/45 (e)	152
1,000	5.875%, 03/15/21 (e)	1,121
750	Charles Schwab Corp. (The), 3.225%, 09/01/22	770
950	CME Group, Inc., 3.000%, 09/15/22	973
	Credit Suisse AG, (Switzerland),
889	1.750%, 01/29/18	890
775	3.000%, 10/29/21	783
13,621	3.625%, 09/09/24	13,837
	Deutsche Bank AG, (Germany),
347	2.950%, 08/20/20	346
1,603	3.375%, 05/12/21	1,612
	E*TRADE Financial Corp.,
1,483	4.625%, 09/15/23	1,535
1,360	5.375%, 11/15/22	1,441
	Goldman Sachs Group, Inc. (The),
400	2.300%, 12/13/19	401
1,997	2.600%, 04/23/20	2,010
704	2.625%, 01/31/19	713
1,792	2.750%, 09/15/20	1,807
950	2.875%, 02/25/21	960
666	3.500%, 01/23/25	667
5,000	3.500%, 11/16/26	4,910

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Capital Markets — continued
3,565	3.850%, 07/08/24	3,666
664	3.850%, 01/26/27	671
1,224	4.000%, 03/03/24	1,274
364	4.250%, 10/21/25	373
692	5.250%, 07/27/21	761
1,104	5.375%, 03/15/20	1,198
2,165	5.750%, 01/24/22	2,439
1,430	5.950%, 01/18/18	1,484
965	6.750%, 10/01/37	1,209
205	7.500%, 02/15/19	226
102	Series D, 6.000%, 06/15/20	113
1,500	Series L, VAR, 5.700%, 05/10/19 (x) (y)	1,545
3,308	Series M, VAR, 5.375%, 05/10/20 (x) (y)	3,399
215	Series O, VAR, 5.300%, 11/10/26 (x) (y)	217
761	ING Bank NV, (Netherlands), 2.000%, 11/26/18 (e)	761
565	Intercontinental Exchange, Inc., 2.500%, 10/15/18	573
	Invesco Finance plc,
390	3.750%, 01/15/26	400
1,162	4.000%, 01/30/24	1,221
	Jefferies Group LLC,
950	6.250%, 01/15/36	991
140	6.450%, 06/08/27	157
880	6.875%, 04/15/21	1,005
	Legg Mason, Inc.,
222	4.750%, 03/15/26	234
275	5.625%, 01/15/44	283
	Lehman Brothers Holdings, Inc.,
235	3.600%, 03/13/09 (d)	15
1,000	5.750%, 05/17/49 (d)	65
295	8.500%, 02/01/16 (d)	19
995	Macquarie Bank Ltd., (Australia), 1.600%, 10/27/17 (e)	996
639	Macquarie Group Ltd., (Australia), 6.250%, 01/14/21 (e)	713
	Morgan Stanley,
1,932	2.650%, 01/27/20	1,953
5,285	3.125%, 07/27/26	5,087
7,115	3.625%, 01/20/27	7,088
3,467	3.700%, 10/23/24	3,541
1,368	3.875%, 01/27/26	1,396
660	4.000%, 07/23/25	683
5,117	4.300%, 01/27/45	5,155
750	4.875%, 11/01/22	808

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Capital Markets — continued
1,617	5.000%, 11/24/25	1,744
113	5.500%, 07/24/20	124
2,779	5.500%, 07/28/21	3,089
310	5.625%, 09/23/19	336
1,050	5.750%, 01/25/21	1,170
320	5.950%, 12/28/17	331
1,250	6.625%, 04/01/18	1,314
1,000	Series F, 3.875%, 04/29/24	1,034
	MSCI, Inc.,
965	5.250%, 11/15/24 (e)	1,018
2,000	5.750%, 08/15/25 (e)	2,130
193	Nomura Holdings, Inc., (Japan), 6.700%, 03/04/20	215
740	Northern Trust Co. (The), 6.500%, 08/15/18	789
	State Street Corp.,
700	2.650%, 05/19/26	673
459	3.100%, 05/15/23	464
996	3.300%, 12/16/24	1,016
1,364	3.550%, 08/18/25	1,406
935	3.700%, 11/20/23	979
953	TD Ameritrade Holding Corp., 2.950%, 04/01/22	965
	Thomson Reuters Corp.,
1,960	3.950%, 09/30/21	2,037
280	4.700%, 10/15/19	297
200	6.500%, 07/15/18	212
10,000	UBS AG, (Switzerland), 2.375%, 08/14/19	10,066

		125,593

	Consumer Finance — 1.2%
10,000	AerCap Ireland Capital DAC, (Netherlands), 3.950%, 02/01/22	10,336
	Ally Financial, Inc.,
839	3.600%, 05/21/18	854
5,895	4.125%, 03/30/20	6,094
7,111	4.625%, 05/19/22	7,395
580	4.750%, 09/10/18	600
1,500	6.250%, 12/01/17	1,551
4,000	8.000%, 11/01/31	4,920
276	American Express Co., 3.625%, 12/05/24	281
	American Express Credit Corp.,
1,448	2.125%, 03/18/19	1,457
1,001	2.250%, 08/15/19	1,009
405	2.250%, 05/05/21	402
999	2.375%, 05/26/20	1,003
1,452	Series F, 2.600%, 09/14/20	1,468

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Consumer Finance — continued
	American Honda Finance Corp.,
1,130	1.500%, 03/13/18	1,131
453	1.600%, 02/16/18 (e)	454
320	2.300%, 09/09/26	300
500	2.900%, 02/16/24	501
835	7.625%, 10/01/18 (e)	912
	Capital One Financial Corp.,
200	3.200%, 02/05/25	197
333	3.750%, 04/24/24	342
840	3.750%, 07/28/26	822
1,356	4.200%, 10/29/25	1,378
	Caterpillar Financial Services Corp.,
2,000	1.700%, 08/09/21	1,945
850	1.931%, 10/01/21 (e)	827
1,242	2.100%, 06/09/19	1,252
581	2.850%, 06/01/22	586
866	FirstCash, Inc., 6.750%, 04/01/21	909
	Ford Motor Credit Co. LLC,
1,592	2.145%, 01/09/18	1,598
476	2.551%, 10/05/18	480
687	3.219%, 01/09/22	691
17,229	3.810%, 01/09/24	17,375
	General Motors Financial Co., Inc.,
2,000	3.450%, 01/14/22	2,028
171	3.700%, 05/09/23	172
616	4.000%, 10/06/26	613
1,000	4.300%, 07/13/25	1,019
7,978	4.350%, 01/17/27	8,122
400	HSBC Finance Corp., 7.350%, 11/27/32	504
2,340	HSBC USA, Inc., 1.625%, 01/16/18	2,342
	John Deere Capital Corp.,
483	1.350%, 01/16/18	483
418	1.550%, 12/15/17	419
630	1.600%, 07/13/18	631
290	1.700%, 01/15/20	288
870	2.050%, 03/10/20	869
610	2.450%, 09/11/20	616
1,000	2.650%, 06/10/26	971
150	2.800%, 03/06/23	150
559	3.350%, 06/12/24	574
515	5.350%, 04/03/18	537
5,660	Navient Corp., 8.450%, 06/15/18	6,049
555	PACCAR Financial Corp., 1.600%, 03/15/17	555
834	Synchrony Financial, 3.700%, 08/04/26	819

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	123

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Consumer Finance — continued
	Toyota Motor Credit Corp.,
2,580	1.450%, 01/12/18	2,583
400	1.550%, 10/18/19	397
720	2.600%, 01/11/22	724

		100,535

	Diversified Financial Services — 0.9%
6,767	ACE Cash Express, Inc., 11.000%, 02/01/19 (e)	6,378
390	AerCap Ireland Capital DAC, (Netherlands), 3.500%, 05/26/22	396
900	AIG Global Funding, 1.900%, 10/06/21 (e)	870
	Berkshire Hathaway, Inc.,
1,221	2.750%, 03/15/23	1,225
475	3.000%, 02/11/23	484
1,500	CNG Holdings, Inc., 9.375%, 05/15/20 (e)	1,354
200	Fondo MIVIVIENDA SA, (Peru), Reg. S, 3.500%, 01/31/23	199
	GE Capital International Funding Co. Unlimited Co.,
2,126	2.342%, 11/15/20	2,143
5,562	3.373%, 11/15/25	5,731
8,495	4.418%, 11/15/35	9,094
99	Intelsat Connect Finance SA, (Luxembourg), 12.500%, 04/01/22 (e)	87
	National Rural Utilities Cooperative Finance Corp.,
350	2.950%, 02/07/24	352
2,675	3.050%, 02/15/22	2,735
170	10.375%, 11/01/18	194
	Nationwide Building Society, (United Kingdom),
8,095	2.450%, 07/27/21 (e)	7,997
300	4.000%, 09/14/26 (e)	289
790	Nielsen Co. Luxembourg SARL (The), 5.500%, 10/01/21 (e)	821
	Shell International Finance BV, (Netherlands),
425	1.125%, 08/21/17	425
2,545	2.125%, 05/11/20	2,552
1,098	2.500%, 09/12/26	1,033
4,045	2.875%, 05/10/26	3,935
4,258	3.750%, 09/12/46	3,995
4,355	4.000%, 05/10/46	4,250
2,500	4.300%, 09/22/19	2,648
	Siemens Financieringsmaatschappij NV, (Germany),
2,150	2.000%, 09/15/23 (e)	2,043
9,900	2.350%, 10/15/26 (e)	9,289

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Diversified Financial Services — continued
756	2.900%, 05/27/22 (e)	766
300	6.125%, 08/17/26 (e)	368
1,815	Speedy Cash Intermediate Holdings Corp., 10.750%, 05/15/18 (e)	1,869

		73,522

	Insurance — 0.8%
651	Allstate Corp. (The), 3.150%, 06/15/23	665
	American International Group, Inc.,
1,500	2.300%, 07/16/19	1,508
2,041	3.875%, 01/15/35	1,908
1,200	4.700%, 07/10/35	1,235
3,750	4.800%, 07/10/45	3,841
240	Aon Corp., 6.250%, 09/30/40	290
	Arch Capital Finance LLC,
386	4.011%, 12/15/26	398
918	5.031%, 12/15/46	982
	Berkshire Hathaway Finance Corp.,
1,000	5.400%, 05/15/18	1,046
500	5.750%, 01/15/40	629
315	Chubb Corp. (The), 5.750%, 05/15/18	331
2,067	Chubb INA Holdings, Inc., 2.875%, 11/03/22	2,090
	CNA Financial Corp.,
373	3.950%, 05/15/24	384
271	4.500%, 03/01/26	287
	CNO Financial Group, Inc.,
1,156	4.500%, 05/30/20	1,199
1,255	5.250%, 05/30/25	1,293
771	Fidelity & Guaranty Life Holdings, Inc., 6.375%, 04/01/21 (e)	777
271	Guardian Life Insurance Co. of America (The), 4.850%, 01/24/77 (e)	273
	Jackson National Life Global Funding,
1,775	1.875%, 10/15/18 (e)	1,779
400	2.200%, 01/30/20 (e)	399
575	3.250%, 01/30/24 (e)	579
	Liberty Mutual Group, Inc.,
1,000	6.500%, 03/15/35 (e)	1,221
375	6.500%, 05/01/42 (e)	468
920	7.800%, 03/15/37 (e)	1,063
1,100	Lincoln National Corp., 3.350%, 03/09/25	1,094
2,684	Manulife Financial Corp., (Canada), 4.150%, 03/04/26	2,836
	Marsh & McLennan Cos., Inc.,
1,271	2.350%, 03/06/20	1,275
433	2.750%, 01/30/22	435

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Insurance — continued
152	Massachusetts Mutual Life Insurance Co., 5.375%, 12/01/41 (e)	176
2,085	MassMutual Global Funding II, 2.500%, 10/17/22 (e)	2,042
	MetLife, Inc.,
1,592	3.600%, 11/13/25	1,633
869	4.050%, 03/01/45	848
700	6.375%, 06/15/34	896
	Metropolitan Life Global Funding I,
924	1.500%, 01/10/18 (e)	925
400	2.300%, 04/10/19 (e)	403
1,820	3.000%, 01/10/23 (e)	1,832
649	3.875%, 04/11/22 (e)	685
	Nationwide Mutual Insurance Co.,
1,465	7.875%, 04/01/33 (e)	1,972
1,200	9.375%, 08/15/39 (e)	1,868
	New York Life Global Funding,
1,600	1.700%, 09/14/21 (e)	1,547
968	1.950%, 02/11/20 (e)	964
2,039	2.150%, 06/18/19 (e)	2,052
3,500	2.350%, 07/14/26 (e)	3,293
303	New York Life Insurance Co., 6.750%, 11/15/39 (e)	410
400	Pacific Life Global Funding, 5.000%, 05/15/17 (e)	403
1,605	Pacific Life Insurance Co., 9.250%, 06/15/39 (e)	2,487
	Pricoa Global Funding I,
1,489	1.600%, 05/29/18 (e)	1,489
1,337	2.200%, 06/03/21 (e)	1,317
	Principal Life Global Funding II,
744	2.250%, 10/15/18 (e)	750
586	3.000%, 04/18/26 (e)	573
	Prudential Financial, Inc.,
205	5.375%, 06/21/20	224
1,200	Series B, 5.750%, 07/15/33	1,417
150	Prudential Insurance Co. of America (The), 8.300%, 07/01/25 (e)	197
500	Teachers Insurance & Annuity Association of America, 4.900%, 09/15/44 (e)	549
1,475	Travelers Cos., Inc. (The), 5.800%, 05/15/18	1,548
700	Travelers Property Casualty Corp., 7.750%, 04/15/26	921

		63,706

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Thrifts & Mortgage Finance — 0.1%
	BPCE SA, (France),
2,145	1.625%, 01/26/18	2,142
250	3.375%, 12/02/26	247
4,224	Quicken Loans, Inc., 5.750%, 05/01/25 (e)	4,161
2,299	Radian Group, Inc., 7.000%, 03/15/21	2,563

		9,113

	Total Financials	638,354

	Health Care — 1.9%
	Biotechnology — 0.4%
	AbbVie, Inc.,
1,523	2.000%, 11/06/18	1,531
205	2.300%, 05/14/21	202
653	3.200%, 11/06/22	659
600	3.200%, 05/14/26	577
500	3.600%, 05/14/25	498
158	4.300%, 05/14/36	154
1,630	4.450%, 05/14/46	1,575
4,432	4.500%, 05/14/35	4,444
	Amgen, Inc.,
640	3.625%, 05/15/22	663
1,700	3.625%, 05/22/24	1,751
558	4.563%, 06/15/48	558
1,914	4.663%, 06/15/51	1,932
150	5.700%, 02/01/19	161
1,333	Baxalta, Inc., 3.600%, 06/23/22	1,354
700	Biogen, Inc., 2.900%, 09/15/20	714
	Celgene Corp.,
1,456	3.625%, 05/15/24	1,468
1,400	5.700%, 10/15/40	1,556
	Gilead Sciences, Inc.,
1,121	2.500%, 09/01/23	1,086
1,700	3.250%, 09/01/22	1,739
1,546	3.650%, 03/01/26	1,570
1,106	3.700%, 04/01/24	1,138
4,850	4.150%, 03/01/47	4,660

		29,990

	Health Care Equipment & Supplies — 0.2%
	Becton Dickinson and Co.,
2,071	2.675%, 12/15/19	2,102
163	3.734%, 12/15/24	169
400	6.000%, 05/15/39	476
1,600	Covidien International Finance SA, 4.200%, 06/15/20	1,700
2,195	Danaher Corp., 3.350%, 09/15/25	2,269

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	125

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Health Care Equipment & Supplies — continued
1,947	Hologic, Inc., 5.250%, 07/15/22 (e)	2,030
	Mallinckrodt International Finance SA,
240	3.500%, 04/15/18	241
228	4.750%, 04/15/23	203
1,039	5.625%, 10/15/23 (e)	997
	Medtronic, Inc.,
1,000	3.500%, 03/15/25	1,027
2,001	4.375%, 03/15/35	2,128
217	4.625%, 03/15/45	236
350	Stryker Corp., 4.625%, 03/15/46	367
	Teleflex, Inc.,
659	4.875%, 06/01/26	664
1,755	5.250%, 06/15/24	1,812

		16,421

	Health Care Providers & Services — 0.7%
	Aetna, Inc.,
546	2.800%, 06/15/23	543
245	4.250%, 06/15/36	248
224	4.500%, 05/15/42	233
820	AMN Healthcare, Inc., 5.125%, 10/01/24 (e)	834
	Anthem, Inc.,
577	3.125%, 05/15/22	579
1,505	3.300%, 01/15/23	1,518
687	Ascension Health, 3.945%, 11/15/46	681
815	Cardinal Health, Inc., 2.400%, 11/15/19	822
	Centene Corp.,
1,884	4.750%, 05/15/22	1,952
1,430	4.750%, 01/15/25	1,471
2,675	5.625%, 02/15/21	2,816
1,960	6.125%, 02/15/24	2,127
342	Community Health Systems, Inc., 5.125%, 08/15/18	344
970	DaVita, Inc., 5.000%, 05/01/25	976
	Express Scripts Holding Co.,
198	3.000%, 07/15/23	192
1,250	3.500%, 06/15/24	1,225
1,000	4.500%, 02/25/26	1,039
	Fresenius Medical Care US Finance II, Inc., (Germany),
660	4.125%, 10/15/20 (e)	676
690	4.750%, 10/15/24 (e)	709
346	5.625%, 07/31/19 (e)	369
1,314	5.875%, 01/31/22 (e)	1,434
1,250	6.500%, 09/15/18 (e)	1,322

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Health Care Providers & Services — continued
	Fresenius Medical Care US Finance, Inc., (Germany),
750	5.750%, 02/15/21 (e)	817
1,000	6.875%, 07/15/17	1,017
	HCA, Inc.,
947	3.750%, 03/15/19	971
1,050	4.250%, 10/15/19	1,092
1,420	4.500%, 02/15/27	1,417
1,176	4.750%, 05/01/23	1,233
2,050	5.000%, 03/15/24	2,160
950	5.250%, 04/15/25	1,014
725	5.250%, 06/15/26	767
1,352	5.375%, 02/01/25	1,415
2,557	5.875%, 03/15/22	2,822
2,810	6.500%, 02/15/20	3,083
2,309	IASIS Healthcare LLC, 8.375%, 05/15/19	2,257
400	Kaiser Foundation Hospitals, 3.500%, 04/01/22	414
1,265	Laboratory Corp. of America Holdings, 3.200%, 02/01/22	1,271
	LifePoint Health, Inc.,
319	5.375%, 05/01/24 (e)	321
1,216	5.500%, 12/01/21	1,266
	Memorial Sloan-Kettering Cancer Center,
225	4.125%, 07/01/52	221
785	4.200%, 07/01/55	786
363	Providence St Joseph Health Obligated Group, Series H, 2.746%, 10/01/26	345
174	Quest Diagnostics, Inc., 3.450%, 06/01/26	173
	Tenet Healthcare Corp.,
2,103	4.375%, 10/01/21	2,119
2,617	4.500%, 04/01/21	2,650
210	4.750%, 06/01/20	214
1,962	6.000%, 10/01/20	2,080
1,050	6.250%, 11/01/18	1,111
500	VAR, 4.463%, 06/15/20	506
1,075	Texas Health Resources, 4.330%, 11/15/55	1,096
	UnitedHealth Group, Inc.,
2,500	2.875%, 12/15/21	2,542
125	3.350%, 07/15/22	130
806	3.375%, 11/15/21	837
98	4.625%, 07/15/35	109
1,390	6.000%, 02/15/18	1,450

		61,816

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Health Care Technology — 0.0% (g)
	Quintiles IMS, Inc.,
980	4.875%, 05/15/23 (e)	1,008
2,485	5.000%, 10/15/26 (e)	2,522

		3,530

	Life Sciences Tools & Services — 0.0% (g)
	Thermo Fisher Scientific, Inc.,
834	2.950%, 09/19/26	800
628	3.150%, 01/15/23	630

		1,430

	Pharmaceuticals — 0.6%
	Actavis Funding SCS,
542	3.850%, 06/15/24	551
8,052	4.550%, 03/15/35	8,112
500	Allergan, Inc., 2.800%, 03/15/23	485
1,100	Bayer US Finance LLC, (Germany), 2.375%, 10/08/19 (e)	1,106
	Concordia International Corp., (Canada),
1,870	7.000%, 04/15/23 (e)	729
1,893	9.000%, 04/01/22 (e)	1,666
	GlaxoSmithKline Capital, Inc., (United Kingdom),
400	5.375%, 04/15/34	472
920	6.375%, 05/15/38	1,218
2,000	Johnson & Johnson, 2.450%, 03/01/26	1,924
	Merck & Co., Inc.,
1,953	2.350%, 02/10/22	1,952
562	2.800%, 05/18/23	568
	Mylan NV,
1,000	3.150%, 06/15/21	1,000
1,000	5.250%, 06/15/46	1,001
2,705	Novartis Capital Corp., (Switzerland), 3.400%, 05/06/24	2,796
1,500	Pfizer, Inc., 2.750%, 06/03/26	1,464
745	Pharmacia LLC, 6.600%, 12/01/28	968
450	Roche Holdings, Inc., (Switzerland), 2.250%, 09/30/19 (e)	454
1,057	Shire Acquisitions Investments Ireland DAC, 2.875%, 09/23/23	1,023
16,573	Teva Pharmaceutical Finance Netherlands III BV, (Israel), 3.150%, 10/01/26	15,259
	Valeant Pharmaceuticals International, Inc.,
35	5.500%, 03/01/23 (e)	28
2,443	5.875%, 05/15/23 (e)	1,965
535	6.375%, 10/15/20 (e)	487
1,495	6.750%, 08/15/21 (e)	1,349
3,515	7.250%, 07/15/22 (e)	3,164

		49,741

	Total Health Care	162,928

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Industrials — 2.1%
	Aerospace & Defense — 0.4%
589	Airbus Group Finance BV, (France), 2.700%, 04/17/23 (e)	583
	Arconic, Inc.,
2,820	5.125%, 10/01/24	2,912
1,581	5.400%, 04/15/21	1,693
940	5.720%, 02/23/19	997
3,364	5.870%, 02/23/22	3,650
639	6.150%, 08/15/20	700
2,265	6.750%, 01/15/28	2,491
	BAE Systems Holdings, Inc., (United Kingdom),
1,350	3.800%, 10/07/24 (e)	1,396
145	6.375%, 06/01/19 (e)	159
400	Boeing Co. (The), 6.125%, 02/15/33	516
2,038	Bombardier, Inc., (Canada), 8.750%, 12/01/21 (e)	2,257
308	General Dynamics Corp., 1.875%, 08/15/23	294
2,745	L3 Technologies, Inc., 3.850%, 12/15/26	2,791
	Lockheed Martin Corp.,
600	3.800%, 03/01/45	573
1,311	4.070%, 12/15/42	1,305
155	Series B, 6.150%, 09/01/36	197
1,000	Orbital ATK, Inc., 5.500%, 10/01/23	1,040
3,035	Precision Castparts Corp., 3.250%, 06/15/25	3,061
	Raytheon Co.,
280	3.150%, 12/15/24	286
730	4.875%, 10/15/40	837
570	Textron, Inc., 3.650%, 03/15/27	568
689	TransDigm, Inc., 6.500%, 05/15/25 (e)	705
700	Triumph Group, Inc., 4.875%, 04/01/21	667
2,471	United Technologies Corp., 4.500%, 06/01/42	2,662

		32,340

	Air Freight & Logistics — 0.0% (g)
669	FedEx Corp., 3.900%, 02/01/35	649
235	United Parcel Service of America, Inc., SUB, 8.375%, 04/01/30	336
534	United Parcel Service, Inc., 2.450%, 10/01/22	535

		1,520

	Airlines — 0.0% (g)
1,375	American Airlines Group, Inc., 5.500%, 10/01/19 (e)	1,426
875	United Continental Holdings, Inc., 5.000%, 02/01/24	872

		2,298

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	127

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Building Products — 0.2%
	Johnson Controls International plc,
453	3.900%, 02/14/26	470
1,390	5.700%, 03/01/41	1,608
323	SUB, 3.625%, 07/02/24	331
1,180	SUB, 4.950%, 07/02/64	1,231
	Masco Corp.,
904	4.450%, 04/01/25	943
2,982	5.950%, 03/15/22	3,353
95	7.125%, 03/15/20	108
800	Masonite International Corp., Class C, 5.625%, 03/15/23 (e)	826
	Standard Industries, Inc.,
1,800	5.000%, 02/15/27 (e)	1,836
382	5.125%, 02/15/21 (e)	398
1,965	5.375%, 11/15/24 (e)	2,020
639	5.500%, 02/15/23 (e)	665
2,205	6.000%, 10/15/25 (e)	2,343

		16,132

	Commercial Services & Supplies — 0.3%
1,283	ACCO Brands Corp., 5.250%, 12/15/24 (e)	1,299
	ADT Corp. (The),
1,750	3.500%, 07/15/22	1,660
6,563	4.125%, 06/15/23	6,317
350	5.250%, 03/15/20	371
1,257	Aramark Services, Inc., 5.125%, 01/15/24	1,317
1,200	Brambles USA, Inc., (Australia), 5.350%, 04/01/20 (e)	1,290
	Covanta Holding Corp.,
750	5.875%, 03/01/24	761
1,500	6.375%, 10/01/22	1,547
5,494	ILFC E-Capital Trust I, VAR, 4.670%, 12/21/65 (e)	5,164
600	ILFC E-Capital Trust II, VAR, 4.920%, 12/21/65 (e)	560
	Park Aerospace Holdings Ltd., (Ireland),
782	5.250%, 08/15/22 (e)	815
811	5.500%, 02/15/24 (e)	848
429	President & Fellows of Harvard College, 3.300%, 07/15/56	394
	Quebecor World Capital Corp.,
1,145	6.125%, 01/15/16 (d)	—	(h)
1,160	6.500%, 08/01/27 (d)	—	(h)
	Republic Services, Inc.,
245	2.900%, 07/01/26	237
348	3.550%, 06/01/22	362
190	4.750%, 05/15/23	210

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Commercial Services & Supplies — continued
	Waste Management, Inc.,
248	2.400%, 05/15/23	243
936	3.125%, 03/01/25	944
535	3.500%, 05/15/24	554
294	3.900%, 03/01/35	295
792	West Corp., 4.750%, 07/15/21 (e)	812

		26,000

	Construction & Engineering — 0.2%
	ABB Finance USA, Inc., (Switzerland),
75	1.625%, 05/08/17	75
303	2.875%, 05/08/22	306
326	4.375%, 05/08/42	348
	AECOM,
5,263	5.125%, 03/15/27 (e)	5,348
1,875	5.875%, 10/15/24	2,048
360	Fluor Corp., 3.375%, 09/15/21	371
3,465	MasTec, Inc., 4.875%, 03/15/23	3,465
1,216	Tutor Perini Corp., 7.625%, 11/01/18	1,222

		13,183

	Electrical Equipment — 0.1%
	Eaton Corp.,
900	2.750%, 11/02/22	903
550	5.600%, 05/15/18	575
425	Emerson Electric Co., 5.250%, 11/15/39	496
2,547	EnerSys, 5.000%, 04/30/23 (e)	2,591
	Sensata Technologies BV,
1,000	4.875%, 10/15/23 (e)	1,021
554	5.000%, 10/01/25 (e)	562
170	5.625%, 11/01/24 (e)	180

		6,328

	Industrial Conglomerates — 0.2%
200	CITIC Ltd., (China), Reg. S, 6.800%, 01/17/23	236
	General Electric Co.,
436	1.600%, 11/20/17	437
629	2.200%, 01/09/20	637
4,671	2.300%, 04/27/17	4,684
251	2.700%, 10/09/22	254
215	3.150%, 09/07/22	222
250	3.375%, 03/11/24	260
85	5.300%, 02/11/21	94
94	5.500%, 01/08/20	104
1,110	5.875%, 01/14/38	1,424
JPY 100,000	Series 15BR, 2.215%, 11/20/20	950
315	Series A, 6.750%, 03/15/32	429

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Industrial Conglomerates — continued
	Hutchison Whampoa International 12 II Ltd., (Hong Kong),
437	2.000%, 11/08/17 (e)	437
257	3.250%, 11/08/22 (e)	262
2,037	Pentair Finance SA, (United Kingdom), 2.900%, 09/15/18	2,062
134	Roper Technologies, Inc., 3.800%, 12/15/26	136

		12,628

	Machinery — 0.1%
813	BlueLine Rental Finance Corp., 7.000%, 02/01/19 (e)	829
1,000	Bluewater Holding BV, (Netherlands), Reg. S, 10.000%, 12/10/19 (e)	730
1,515	Briggs & Stratton Corp., 6.875%, 12/15/20	1,659
	Caterpillar, Inc.,
198	2.600%, 06/26/22	198
680	3.803%, 08/15/42	665
2,104	Illinois Tool Works, Inc., 3.900%, 09/01/42	2,153
135	Ingersoll-Rand Co., 7.200%, 06/01/25	152
	Oshkosh Corp.,
1,400	5.375%, 03/01/22	1,458
220	5.375%, 03/01/25	228
	Parker-Hannifin Corp.,
438	3.300%, 11/21/24	446
440	6.250%, 05/15/38	567
1,749	Terex Corp., 5.625%, 02/01/25 (e)	1,795

		10,880

	Marine — 0.0% (g)
2,365	Shelf Drilling Holdings Ltd., (United Arab Emirates), 9.500%, 11/02/20 (e)	2,247
1,138	Ultrapetrol Bahamas Ltd., (Bahamas), 8.875%, 06/15/21 (d)	228

		2,475

	Professional Services — 0.0% (g)
244	FTI Consulting, Inc., 6.000%, 11/15/22	254
	IHS Markit Ltd.,
1,408	4.750%, 02/15/25 (e)	1,451
2,110	5.000%, 11/01/22 (e)	2,218

		3,923

	Road & Rail — 0.4%
	Ashtead Capital, Inc., (United Kingdom),
4,890	5.625%, 10/01/24 (e)	5,183
1,058	6.500%, 07/15/22 (e)	1,107

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Road & Rail — continued
	Burlington Northern Santa Fe LLC,
162	3.000%, 03/15/23	165
2,500	3.050%, 09/01/22	2,563
510	4.375%, 09/01/42	531
1,630	4.700%, 09/01/45	1,806
220	5.650%, 05/01/17	222
750	6.150%, 05/01/37	970
1,150	6.700%, 08/01/28	1,497
100	7.082%, 05/13/29	133
927	Canadian National Railway Co., (Canada), 6.375%, 11/15/37	1,240
	Canadian Pacific Railway Co., (Canada),
1,680	4.500%, 01/15/22	1,806
1,456	6.125%, 09/15/15[2]	1,760
165	7.250%, 05/15/19	184
280	9.450%, 08/01/21	351
	CSX Corp.,
875	2.600%, 11/01/26	821
284	3.950%, 05/01/50	262
	ERAC USA Finance LLC,
470	2.700%, 11/01/23 (e)	451
200	3.300%, 10/15/22 (e)	202
250	6.375%, 10/15/17 (e)	257
800	6.700%, 06/01/34 (e)	983
291	7.000%, 10/15/37 (e)	376
460	JB Hunt Transport Services, Inc., 3.850%, 03/15/24	473
400	Kazakhstan Temir Zholy Finance BV, (Kazakhstan), Reg. S, 6.950%, 07/10/42	425
	Norfolk Southern Corp.,
462	2.903%, 02/15/23	460
1,415	3.250%, 12/01/21	1,454
506	6.000%, 05/23/11[4]	606
1,767	Penske Truck Leasing Co. LP, 3.375%, 02/01/22 (e)	1,799
	Ryder System, Inc.,
500	2.450%, 11/15/18	505
325	2.450%, 09/03/19	327
840	2.650%, 03/02/20	849
200	Transnet SOC Ltd., (South Africa), Reg. S, 4.000%, 07/26/22	197
	Union Pacific Corp.,
225	2.250%, 02/15/19	228
341	4.163%, 07/15/22	368
283	4.300%, 06/15/42	298

		30,859

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	129

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Trading Companies & Distributors — 0.2%
2,025	Ahern Rentals, Inc., 7.375%, 05/15/23 (e)	1,883
	Air Lease Corp.,
445	2.125%, 01/15/20	440
242	3.000%, 09/15/23	238
	Aircastle Ltd.,
1,196	5.000%, 04/01/23	1,260
1,647	5.125%, 03/15/21	1,758
475	5.500%, 02/15/22	513
213	6.250%, 12/01/19	232
1,885	7.625%, 04/15/20	2,137
1,000	Aviation Capital Group Corp., 2.875%, 01/20/22 (e)	995
200	Fly Leasing Ltd., (Ireland), 6.750%, 12/15/20	210
1,000	International Lease Finance Corp., 8.625%, 01/15/22	1,238
	United Rentals North America, Inc.,
2,178	4.625%, 07/15/23	2,236
305	5.500%, 07/15/25	322
240	5.500%, 05/15/27	245
1,220	5.750%, 11/15/24	1,293
1,040	5.875%, 09/15/26	1,093
1,500	6.125%, 06/15/23	1,575
680	WESCO Distribution, Inc., 5.375%, 06/15/24	700
	WW Grainger, Inc.,
436	3.750%, 05/15/46	418
791	4.600%, 06/15/45	866

		19,652

	Total Industrials	178,218

	Information Technology — 2.4%
	Communications Equipment — 0.4%
3,170	Alcatel-Lucent USA, Inc., (France), 6.450%, 03/15/29	3,503
	Avaya, Inc.,
9,230	7.000%, 04/01/19 (d) (e)	7,373
2,390	10.500%, 03/01/21 (d) (e)	657
	Cisco Systems, Inc.,
1,780	1.850%, 09/20/21	1,746
6,500	2.200%, 02/28/21	6,508
149	2.900%, 03/04/21	153
3,751	3.000%, 06/15/22	3,841
500	5.500%, 01/15/40	618
375	5.900%, 02/15/39	483
	CommScope, Inc.,
602	4.375%, 06/15/20 (e)	618
1,000	5.500%, 06/15/24 (e)	1,047

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Communications Equipment — continued
1,868	Goodman Networks, Inc., 12.125%, 07/01/18	747
1,178	Harris Corp., 4.854%, 04/27/35	1,272
	Nokia OYJ, (Finland),
783	5.375%, 05/15/19	828
1,448	6.625%, 05/15/39	1,546
930	Plantronics, Inc., 5.500%, 05/31/23 (e)	947

		31,887

	Electronic Equipment, Instruments & Components — 0.1%
1,380	Anixter, Inc., 5.500%, 03/01/23	1,445
	Arrow Electronics, Inc.,
653	4.000%, 04/01/25	657
250	6.000%, 04/01/20	272
100	7.500%, 01/15/27	121
	CDW LLC,
1,000	5.000%, 09/01/23	1,030
2,550	5.000%, 09/01/25	2,587
1,000	5.500%, 12/01/24	1,050
292	6.000%, 08/15/22	309

		7,471

	Internet Software & Services — 0.0% (g)
	eBay, Inc.,
2,491	2.600%, 07/15/22	2,434
1,742	3.450%, 08/01/24	1,737
	Match Group, Inc.,
280	6.375%, 06/01/24	302
500	6.750%, 12/15/22	528

		5,001

	IT Services — 0.1%
450	Alliance Data Systems Corp., 5.375%, 08/01/22 (e)	448
491	Black Knight InfoServ LLC, 5.750%, 04/15/23	513
	First Data Corp.,
2,584	5.000%, 01/15/24 (e)	2,639
396	5.375%, 08/15/23 (e)	412
	International Business Machines Corp.,
720	4.000%, 06/20/42	723
770	5.875%, 11/29/32	976
650	7.000%, 10/30/25	835
1,350	Visa, Inc., 2.800%, 12/14/22	1,367

		7,913

	Semiconductors & Semiconductor Equipment — 0.4%
	Analog Devices, Inc.,
366	3.125%, 12/05/23	366
5,010	3.500%, 12/05/26	4,999
283	4.500%, 12/05/36	284

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Semiconductors & Semiconductor Equipment — continued
	Broadcom Corp.,
2,108	3.625%, 01/15/24 (e)	2,125
8,498	3.875%, 01/15/27 (e)	8,557
	Intel Corp.,
825	2.600%, 05/19/26	799
565	2.700%, 12/15/22	572
605	3.100%, 07/29/22	624
634	3.300%, 10/01/21	663
326	3.700%, 07/29/25	343
	Micron Technology, Inc.,
2,285	5.250%, 08/01/23 (e)	2,305
626	5.250%, 01/15/24 (e)	634
909	5.500%, 02/01/25	939
583	5.625%, 01/15/26 (e)	599
126	5.875%, 02/15/22	131
946	7.500%, 09/15/23 (e)	1,055
	NXP BV, (Netherlands),
1,298	4.125%, 06/15/20 (e)	1,350
2,386	4.125%, 06/01/21 (e)	2,475
1,485	4.625%, 06/15/22 (e)	1,578
500	5.750%, 02/15/21 (e)	515
500	5.750%, 03/15/23 (e)	527
1,307	Qorvo, Inc., 6.750%, 12/01/23	1,425
1,578	Sensata Technologies UK Financing Co. plc, 6.250%, 02/15/26 (e)	1,700
462	Texas Instruments, Inc., 1.650%, 08/03/19	461
2,074	Versum Materials, Inc., 5.500%, 09/30/24 (e)	2,170

		37,196

	Software — 0.7%
655	Intuit, Inc., 5.750%, 03/15/17	656
	Microsoft Corp.,
519	2.125%, 11/15/22	508
25	2.375%, 02/12/22	25
11	2.375%, 05/01/23	11
5,265	2.650%, 11/03/22	5,309
500	2.875%, 02/06/24	503
14,901	3.300%, 02/06/27	15,192
2,000	3.450%, 08/08/36	1,917
545	3.625%, 12/15/23	574
870	4.100%, 02/06/37	902
2,575	4.450%, 11/03/45	2,740
595	4.500%, 10/01/40	642
762	4.500%, 02/06/57	791

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Software — continued
	Open Text Corp., (Canada),
287	5.625%, 01/15/23 (e)	301
2,606	5.875%, 06/01/26 (e)	2,736
	Oracle Corp.,
495	2.400%, 09/15/23	484
787	2.500%, 05/15/22	787
1,821	2.500%, 10/15/22	1,815
1,500	3.900%, 05/15/35	1,501
9,500	4.000%, 07/15/46	9,276
4,818	4.300%, 07/08/34	5,091
5,215	4.375%, 05/15/55	5,224
241	5.375%, 07/15/40	284
2,056	Symantec Corp., 5.000%, 04/15/25 (e)	2,110

		59,379

	Technology Hardware, Storage & Peripherals — 0.7%
	Apple, Inc.,
2,348	2.150%, 02/09/22	2,320
1,648	2.400%, 05/03/23	1,622
1,000	2.500%, 02/09/25	967
2,580	2.700%, 05/13/22	2,606
1,270	2.850%, 05/06/21	1,302
1,757	3.000%, 02/09/24	1,776
372	3.250%, 02/23/26	377
9,173	3.350%, 02/09/27	9,307
7,945	3.850%, 08/04/46	7,647
1,123	4.500%, 02/23/36	1,221
	Diamond 1 Finance Corp.,
5	3.480%, 06/01/19 (e)	5
411	4.420%, 06/15/21 (e)	431
2,119	5.450%, 06/15/23 (e)	2,289
2,721	5.875%, 06/15/21 (e)	2,879
5,489	6.020%, 06/15/26 (e)	6,052
2,246	7.125%, 06/15/24 (e)	2,482
531	Diebold Nixdorf, Inc., 8.500%, 04/15/24	583
	EMC Corp.,
2,190	2.650%, 06/01/20	2,134
3,910	3.375%, 06/01/23	3,738
	HP, Inc.,
524	4.300%, 06/01/21	553
290	4.375%, 09/15/21	309
141	6.000%, 09/15/41	145
	NCR Corp.,
343	5.000%, 07/15/22	351
522	6.375%, 12/15/23	558

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	131

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Technology Hardware, Storage & Peripherals — continued
	Western Digital Corp.,
1,680	7.375%, 04/01/23 (e)	1,838
3,918	10.500%, 04/01/24	4,579

		58,071

	Total Information Technology	206,918

	Materials — 1.8%
	Chemicals — 0.5%
	Agrium, Inc., (Canada),
511	4.125%, 03/15/35	487
1,875	5.250%, 01/15/45	2,048
	Air Liquide Finance SA, (France),
1,325	1.750%, 09/27/21 (e)	1,288
7,795	2.250%, 09/27/23 (e)	7,493
	Blue Cube Spinco, Inc.,
1,843	9.750%, 10/15/23	2,198
4,184	10.000%, 10/15/25	5,083
	CF Industries, Inc.,
623	3.400%, 12/01/21 (e)	625
1,140	3.450%, 06/01/23	1,059
897	4.500%, 12/01/26 (e)	919
1,136	5.150%, 03/15/34	1,076
293	5.375%, 03/15/44	260
	Dow Chemical Co. (The),
121	3.000%, 11/15/22	122
121	4.125%, 11/15/21	129
	Ecolab, Inc.,
363	1.450%, 12/08/17	363
892	2.250%, 01/12/20	893
1,027	3.250%, 01/14/23	1,046
	EI du Pont de Nemours & Co.,
851	4.900%, 01/15/41	931
625	6.500%, 01/15/28	773
179	GCP Applied Technologies, Inc., 9.500%, 02/01/23 (e)	203
587	Hexion, Inc., 6.625%, 04/15/20	546
328	Koppers, Inc., 6.000%, 02/15/25 (e)	341
705	Monsanto Co., 4.700%, 07/15/64	679
	Mosaic Co. (The),
783	4.250%, 11/15/23	814
429	4.875%, 11/15/41	403
364	5.450%, 11/15/33	380
100	5.625%, 11/15/43	105
	NOVA Chemicals Corp., (Canada),
372	5.000%, 05/01/25 (e)	377
1,255	5.250%, 08/01/23 (e)	1,289

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Chemicals — continued
240	Nufarm Australia Ltd., (Australia), 6.375%, 10/15/19 (e)	247
4,100	OCP SA, (Morocco), Reg. S, 5.625%, 04/25/24	4,331
3,288	PolyOne Corp., 5.250%, 03/15/23	3,387
685	Praxair, Inc., 2.650%, 02/05/25	674
	Scotts Miracle-Gro Co. (The),
417	5.250%, 12/15/26 (e)	426
375	6.000%, 10/15/23	399
1,305	Union Carbide Corp., 7.750%, 10/01/96	1,686
584	Valvoline, Inc., 5.500%, 07/15/24 (e)	616
	WR Grace & Co.-Conn,
300	5.125%, 10/01/21 (e)	316
100	5.625%, 10/01/24 (e)	106

		44,118

	Construction Materials — 0.1%
	Cemex SAB de CV, (Mexico),
1,260	5.700%, 01/11/25 (e)	1,295
555	6.125%, 05/05/25 (e)	580
5,950	7.250%, 01/15/21 (e)	6,389
1,249	CRH America, Inc., (Ireland), 5.125%, 05/18/45 (e)	1,389
	US Concrete, Inc.,
770	6.375%, 06/01/24	814
55	6.375%, 06/01/24 (e)	58

		10,525

	Containers & Packaging — 0.3%
2,200	Ardagh Packaging Finance plc, (Ireland), 4.250%, 09/15/22 (e)	2,233
	Ball Corp.,
1,550	4.000%, 11/15/23	1,548
900	4.375%, 12/15/20	945
1,150	5.000%, 03/15/22	1,218
1,690	5.250%, 07/01/25	1,793
1,050	Cascades, Inc., (Canada), 5.500%, 07/15/22 (e)	1,066
421	Constar International, Inc., 11.000%, 12/31/17 (d)	2
	Crown Americas LLC,
1,850	4.250%, 09/30/26 (e)	1,783
966	4.500%, 01/15/23	991
	Graphic Packaging International, Inc.,
576	4.750%, 04/15/21	606
975	4.875%, 11/15/22	1,016
	International Paper Co.,
1,071	3.000%, 02/15/27	1,014
1,269	8.700%, 06/15/38	1,841

SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Containers & Packaging — continued
	Sealed Air Corp.,
515	4.875%, 12/01/22 (e)	532
2,365	5.125%, 12/01/24 (e)	2,472
1,250	5.250%, 04/01/23 (e)	1,313
800	5.500%, 09/15/25 (e)	854
275	6.500%, 12/01/20 (e)	309
826	Silgan Holdings, Inc., 5.500%, 02/01/22	853

		22,389

	Metals & Mining — 0.8%
1,999	Alcoa Nederland Holding BV, 6.750%, 09/30/24 (e)	2,174
	Anglo American Capital plc, (United Kingdom),
1,160	4.125%, 04/15/21 (e)	1,195
2,965	4.450%, 09/27/20 (e)	3,104
3,164	4.875%, 05/14/25 (e)	3,283
	ArcelorMittal, (Luxembourg),
2,140	6.125%, 06/01/25	2,405
1,420	6.250%, 08/05/20	1,552
8,380	7.000%, 02/25/22	9,532
426	8.000%, 10/15/39	496
	BHP Billiton Finance USA Ltd., (Australia),
1,000	5.000%, 09/30/43	1,152
575	5.400%, 03/29/17	577
120	6.500%, 04/01/19	132
1,642	BlueScope Steel Finance Ltd., (Australia), 6.500%, 05/15/21 (e)	1,749
200	Cia Minera Milpo SAA, (Peru), Reg. S, 4.625%, 03/28/23	202
1,289	Commercial Metals Co., 4.875%, 05/15/23	1,318
950	Corp. Nacional del Cobre de Chile, (Chile), Reg. S, 4.500%, 09/16/25	1,006
	Freeport-McMoRan, Inc.,
1,010	2.150%, 03/01/17	1,010
2,045	3.100%, 03/15/20	2,003
1,030	3.550%, 03/01/22	955
5,970	3.875%, 03/15/23	5,492
3,310	4.000%, 11/14/21	3,178
1,130	4.550%, 11/14/24	1,057
4,900	5.450%, 03/15/43	4,190
100	Glencore Finance Canada Ltd., (Switzerland), 6.900%, 11/15/37 (e)	119
1,236	Kaiser Aluminum Corp., 5.875%, 05/15/24	1,298
	Nucor Corp.,
1,000	4.000%, 08/01/23	1,059
1,910	6.400%, 12/01/37	2,460

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Metals & Mining — continued
660	Placer Dome, Inc., (Canada), 6.450%, 10/15/35	774
199	Rio Tinto Finance USA Ltd., (United Kingdom), 9.000%, 05/01/19	228
	Steel Dynamics, Inc.,
690	5.000%, 12/15/26 (e)	712
1,422	5.125%, 10/01/21	1,467
420	5.250%, 04/15/23	437
870	5.500%, 10/01/24	922
795	6.375%, 08/15/22	831
	Teck Resources Ltd., (Canada),
415	3.000%, 03/01/19	425
1,001	3.750%, 02/01/23	976
1,085	8.000%, 06/01/21 (e)	1,206
1,279	8.500%, 06/01/24 (e)	1,493
390	United States Steel Corp., 8.375%, 07/01/21 (e)	439
700	Vale Canada Ltd., (Brazil), 7.200%, 09/15/32	747
	Vale Overseas Ltd., (Brazil),
1,076	6.250%, 08/10/26	1,181
1,400	6.875%, 11/21/36	1,522

		66,058

	Paper & Forest Products — 0.1%
	Clearwater Paper Corp.,
1,145	4.500%, 02/01/23	1,122
750	5.375%, 02/01/25 (e)	748
3,863	Hardwoods Acquisition, Inc., 7.500%, 08/01/21 (e)	3,419

		5,289

	Total Materials	148,379

	Real Estate — 0.5%
	Equity Real Estate Investment Trusts (REITs) — 0.5%
	American Tower Corp.,
2,730	3.375%, 10/15/26	2,610
1,300	4.000%, 06/01/25	1,312
	American Tower Trust I,
723	1.551%, 03/15/18 (e)	721
200	3.070%, 03/15/23 (e)	200
	AvalonBay Communities, Inc.,
385	2.900%, 10/15/26	370
94	3.900%, 10/15/46	90
	Boston Properties LP,
1,278	3.650%, 02/01/26	1,282
1,302	3.800%, 02/01/24	1,342
800	5.625%, 11/15/20	884

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	133

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Equity Real Estate Investment Trusts (REITs) — continued
1,584	Communications Sales & Leasing, Inc., 6.000%, 04/15/23 (e)	1,663
	Crown Castle International Corp.,
380	4.000%, 03/01/27	382
761	5.250%, 01/15/23	833
	Duke Realty LP,
180	3.250%, 06/30/26	176
1,519	3.875%, 10/15/22	1,587
1,100	DuPont Fabros Technology LP, 5.625%, 06/15/23	1,145
	Equinix, Inc.,
1,000	4.875%, 04/01/20	1,025
208	5.375%, 01/01/22	219
3,395	5.750%, 01/01/25	3,599
1,013	5.875%, 01/15/26	1,082
	Equity Commonwealth,
1,865	5.875%, 09/15/20	2,002
300	6.650%, 01/15/18	305
735	ERP Operating LP, 2.850%, 11/01/26	696
1,064	HCP, Inc., 3.875%, 08/15/24	1,078
	Hospitality Properties Trust,
313	4.500%, 06/15/23	323
530	4.950%, 02/15/27	541
3,500	Iron Mountain, Inc., 5.750%, 08/15/24	3,592
948	National Retail Properties, Inc., 3.600%, 12/15/26	940
	Prologis LP,
1,236	3.750%, 11/01/25	1,276
350	4.250%, 08/15/23	373
2,018	Realty Income Corp., 3.875%, 07/15/24	2,085
	Simon Property Group LP,
2,328	2.500%, 07/15/21	2,332
492	4.375%, 03/01/21	527
415	6.750%, 02/01/40	557
	Ventas Realty LP,
448	3.500%, 02/01/25	440
588	3.750%, 05/01/24	595
304	4.125%, 01/15/26	311
	VEREIT Operating Partnership LP,
345	4.125%, 06/01/21	352
800	4.600%, 02/06/24	821
76	4.875%, 06/01/26	80
282	Weyerhaeuser Co., 7.375%, 03/15/32	372

		40,120

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Real Estate Management & Development — 0.0% (g)
420	Kennedy-Wilson, Inc., 5.875%, 04/01/24	441
200	Shimao Property Holdings Ltd., (Hong Kong), Reg. S, 8.375%, 02/10/22	224

		665

	Total Real Estate	40,785

	Telecommunication Services — 2.3%
	Diversified Telecommunication Services — 1.9%
1,160	Altice Financing SA, (Luxembourg), 7.500%, 05/15/26 (e)	1,246
	AT&T, Inc.,
996	3.000%, 06/30/22	989
1,260	3.600%, 02/17/23	1,271
530	3.800%, 03/15/22	547
2,000	3.800%, 03/01/24	2,020
225	3.875%, 08/15/21	233
2,202	3.950%, 01/15/25	2,215
13,000	4.125%, 02/17/26	13,198
1,543	4.300%, 12/15/42	1,381
466	4.350%, 06/15/45	412
407	4.750%, 05/15/46	380
4,200	4.800%, 06/15/44	3,964
2,000	5.250%, 03/01/37	2,061
1,030	5.350%, 09/01/40	1,051
4,715	5.450%, 03/01/47	4,849
610	5.500%, 02/01/18	631
580	6.000%, 08/15/40	638
1,500	6.300%, 01/15/38	1,706
600	Bellsouth Capital Funding Corp., 7.875%, 02/15/30	744
2,025	BellSouth LLC, 6.875%, 10/15/31	2,378
	CCO Holdings LLC,
1,000	5.125%, 05/01/23 (e)	1,037
1,590	5.125%, 05/01/27 (e)	1,652
576	5.250%, 03/15/21	592
696	5.375%, 05/01/25 (e)	729
1,860	5.500%, 05/01/26 (e)	1,974
167	5.750%, 09/01/23	175
6,455	5.750%, 02/15/26 (e)	6,907
6,200	5.875%, 04/01/24 (e)	6,649
592	5.875%, 05/01/27 (e)	636
1,075	Consolidated Communications, Inc., 6.500%, 10/01/22	1,072
	Deutsche Telekom International Finance BV, (Germany),
100	6.750%, 08/20/18	107
1,000	8.750%, 06/15/30	1,475

SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Diversified Telecommunication Services — continued
19,054	Embarq Corp., 7.995%, 06/01/36	19,117
	Frontier Communications Corp.,
1,895	6.250%, 09/15/21	1,810
2,795	8.500%, 04/15/20	2,966
1,840	9.000%, 08/15/31	1,633
8,033	9.250%, 07/01/21	8,475
3,469	10.500%, 09/15/22	3,612
6,527	11.000%, 09/15/25	6,559
1,000	GTE Corp., 6.940%, 04/15/28	1,255
1,837	Hughes Satellite Systems Corp., 5.250%, 08/01/26 (e)	1,867
	Intelsat Jackson Holdings SA, (Luxembourg),
5,000	7.250%, 04/01/19	4,787
2,922	7.250%, 10/15/20	2,703
4,200	8.000%, 02/15/24 (e)	4,547
	Level 3 Financing, Inc.,
5,197	5.250%, 03/15/26 (e)	5,262
1,162	5.375%, 01/15/24	1,194
2,444	5.625%, 02/01/23	2,523
763	Nippon Telegraph & Telephone Corp., (Japan), 1.400%, 07/18/17	763
1,190	Qwest Capital Funding, Inc., 7.750%, 02/15/31	1,128
765	Qwest Corp., 7.250%, 09/15/25	832
400	Sprint Capital Corp., 8.750%, 03/15/32	480
190	Telecom Italia Capital SA, (Italy), 7.721%, 06/04/38	210
	Telefonica Emisiones SAU, (Spain),
82	5.134%, 04/27/20	88
138	5.462%, 02/16/21	151
2,225	UPCB Finance IV Ltd., (Netherlands), 5.375%, 01/15/25 (e)	2,275
	Verizon Communications, Inc.,
776	2.625%, 08/15/26	711
934	3.450%, 03/15/21	964
590	3.500%, 11/01/24	591
1,300	3.850%, 11/01/42	1,102
2,102	4.150%, 03/15/24	2,188
482	4.400%, 11/01/34	463
934	4.500%, 09/15/20	996
646	4.522%, 09/15/48	592
2,071	4.672%, 03/15/55	1,892
1,288	4.812%, 03/15/39 (e)	1,275
6,516	4.862%, 08/21/46	6,389
2,970	5.012%, 04/15/49 (e)	2,915
257	5.012%, 08/21/54	249

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Diversified Telecommunication Services — continued
	Virgin Media Finance plc, (United Kingdom),
350	5.750%, 01/15/25 (e)	359
1,600	6.375%, 04/15/23 (e)	1,680
395	Virgin Media Secured Finance plc, (United Kingdom), 5.250%, 01/15/26 (e)	399
1,287	Wind Acquisition Finance SA, (Italy), 4.750%, 07/15/20 (e)	1,308
2,000	Zayo Group LLC, 6.000%, 04/01/23	2,115

		165,344

	Wireless Telecommunication Services — 0.4%
	America Movil SAB de CV, (Mexico),
1,266	3.125%, 07/16/22	1,261
300	6.125%, 03/30/40	350
	Crown Castle Towers LLC,
1,110	3.663%, 05/15/25 (e)	1,109
1,220	6.113%, 01/15/20 (e)	1,330
240	Rogers Communications, Inc., (Canada), 6.800%, 08/15/18	257
3,329	SoftBank Group Corp., (Japan), 4.500%, 04/15/20 (e)	3,441
	Sprint Communications, Inc.,
2,225	7.000%, 03/01/20 (e)	2,431
2,160	7.000%, 08/15/20	2,330
1,669	9.000%, 11/15/18 (e)	1,828
	Sprint Corp.,
110	7.125%, 06/15/24	119
88	7.250%, 09/15/21	96
189	7.875%, 09/15/23	210
	T-Mobile USA, Inc.,
277	5.250%, 09/01/18	280
806	6.000%, 03/01/23	852
418	6.000%, 04/15/24	446
867	6.125%, 01/15/22	919
5,676	6.250%, 04/01/21	5,875
1,460	6.375%, 03/01/25	1,569
188	6.464%, 04/28/19	189
906	6.500%, 01/15/24	974
1,262	6.500%, 01/15/26	1,387
1,294	6.625%, 04/01/23	1,374
265	6.633%, 04/28/21	276
1,803	6.731%, 04/28/22	1,875
159	6.836%, 04/28/23	170
	Vodafone Group plc, (United Kingdom),
587	1.500%, 02/19/18	587
573	1.625%, 03/20/17	573

		32,108

	Total Telecommunication Services	197,452

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	135

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Utilities — 1.5%
	Electric Utilities — 0.6%
	Alabama Power Co.,
234	3.750%, 03/01/45	226
1,250	5.500%, 03/15/41	1,501
891	6.125%, 05/15/38	1,124
589	Arizona Public Service Co., 2.200%, 01/15/20	591
1,016	Baltimore Gas & Electric Co., 2.800%, 08/15/22	1,020
	DTE Electric Co.,
340	3.900%, 06/01/21	359
381	3.950%, 06/15/42	381
	Duke Energy Carolinas LLC,
3,005	4.300%, 06/15/20	3,216
200	5.250%, 01/15/18	206
1,100	6.050%, 04/15/38	1,417
361	Duke Energy Corp., 2.650%, 09/01/26	339
115	Duke Energy Florida LLC, 5.650%, 06/15/18	121
280	Duke Energy Indiana LLC, 3.750%, 07/15/20	294
	Duke Energy Progress LLC,
607	2.800%, 05/15/22	617
200	3.250%, 08/15/25	203
305	4.100%, 05/15/42	312
90	5.300%, 01/15/19	96
500	6.300%, 04/01/38	649
526	Electricite de France SA, (France), 2.150%, 01/22/19 (e)	527
1,200	Enel Finance International NV, (Italy), 5.125%, 10/07/19 (e)	1,282
782	Entergy Corp., 2.950%, 09/01/26	746
3,000	Entergy Louisiana LLC, 3.050%, 06/01/31	2,859
	Eskom Holdings SOC Ltd., (South Africa),
200	Reg. S, 6.750%, 08/06/23	207
300	Reg. S, 7.125%, 02/11/25	310
1,355	Exelon Corp., 4.450%, 04/15/46	1,355
140	Georgia Power Co., 5.950%, 02/01/39	172
200	Hrvatska Elektroprivreda, (Croatia), Reg. S, 5.875%, 10/23/22	212
	Hydro-Quebec, (Canada),
1,028	9.400%, 02/01/21	1,276
1,000	Series HK, 9.375%, 04/15/30	1,557
842	Series HY, 8.400%, 01/15/22	1,048
449	John Sevier Combined Cycle Generation LLC, 4.626%, 01/15/42	481
988	Massachusetts Electric Co., 5.900%, 11/15/39 (e)	1,212

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Electric Utilities — continued
	MidAmerican Energy Co.,
657	3.100%, 05/01/27	658
1,046	3.500%, 10/15/24	1,086
197	3.950%, 08/01/47	199
860	5.300%, 03/15/18	894
	Nevada Power Co.,
446	5.375%, 09/15/40	514
600	7.125%, 03/15/19	665
398	NextEra Energy Capital Holdings, Inc., 2.400%, 09/15/19	401
300	Niagara Mohawk Power Corp., 4.881%, 08/15/19 (e)	320
	Northern States Power Co.,
173	5.350%, 11/01/39	208
765	6.250%, 06/01/36	995
	Pacific Gas & Electric Co.,
1,000	3.250%, 06/15/23	1,023
898	3.500%, 06/15/25	920
214	3.750%, 08/15/42	205
267	4.500%, 12/15/41	283
1,010	5.625%, 11/30/17	1,041
	PacifiCorp,
700	2.950%, 02/01/22	715
880	5.750%, 04/01/37	1,091
250	Series F, 7.240%, 08/16/23	303
	PECO Energy Co.,
880	2.375%, 09/15/22	873
1,880	5.350%, 03/01/18	1,952
1,000	Pepco Holdings LLC, 7.450%, 08/15/32	1,271
200	Perusahaan Listrik Negara PT, (Indonesia), Reg. S, 5.500%, 11/22/21	217
360	Potomac Electric Power Co., 6.500%, 11/15/37	482
929	PPL Electric Utilities Corp., 2.500%, 09/01/22	914
	Public Service Co. of Colorado,
312	2.250%, 09/15/22	307
198	3.200%, 11/15/20	205
35	6.500%, 08/01/38	47
202	Public Service Co. of New Hampshire, 3.500%, 11/01/23	207
	Public Service Co. of Oklahoma,
88	5.150%, 12/01/19	95
1,100	Series G, 6.625%, 11/15/37	1,421
	Public Service Electric & Gas Co.,
989	2.250%, 09/15/26	923
416	5.375%, 11/01/39	494
155	Series I, 1.800%, 06/01/19	155

SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Electric Utilities — continued
	Southern California Edison Co.,
613	1.845%, 02/01/22	603
450	Series 06-E, 5.550%, 01/15/37	546
285	Series 08-A, 5.950%, 02/01/38	363
860	Southern Co. (The), 4.250%, 07/01/36	866
842	Southwestern Electric Power Co., Series J, 3.900%, 04/01/45	805
6,233	Texas Competitive Electric Holdings Co. LLC, 8.500%, 05/01/20 (d)	20
120	Union Electric Co., 8.450%, 03/15/39	190
	Virginia Electric & Power Co.,
900	2.750%, 03/15/23	896
490	3.450%, 02/15/24	504
235	6.350%, 11/30/37	306
670	8.875%, 11/15/38	1,095
73	Wisconsin Electric Power Co., 2.950%, 09/15/21	75
	Xcel Energy, Inc.,
985	3.300%, 06/01/25	990
36	4.800%, 09/15/41	38

		54,297

	Gas Utilities — 0.3%
	AmeriGas Partners LP,
506	5.500%, 05/20/25	513
1,830	5.625%, 05/20/24	1,894
771	5.750%, 05/20/27	775
1,475	5.875%, 08/20/26	1,523
582	Atmos Energy Corp., 4.150%, 01/15/43	594
369	Boston Gas Co., 4.487%, 02/15/42 (e)	389
570	CenterPoint Energy Resources Corp., 6.625%, 11/01/37	703
470	Dominion Gas Holdings LLC, 2.800%, 11/15/20	476
793	KeySpan Gas East Corp., 2.742%, 08/15/26 (e)	763
	Sabine Pass Liquefaction LLC,
7,675	5.625%, 04/15/23	8,441
1,641	5.625%, 03/01/25	1,801
1,250	5.750%, 05/15/24	1,384
830	5.875%, 06/30/26 (e)	929
1,100	Southern California Gas Co., Series TT, 2.600%, 06/15/26	1,067

		21,252

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Independent Power & Renewable Electricity Producers — 0.4%
	AES Corp.,
240	4.875%, 05/15/23	238
275	5.500%, 03/15/24	281
615	5.500%, 04/15/25	623
3,000	6.000%, 05/15/26	3,090
3,500	7.375%, 07/01/21	3,946
486	VAR, 3.931%, 06/01/19	486
	Calpine Corp.,
4,950	5.250%, 06/01/26 (e)	5,024
2,066	5.875%, 01/15/24 (e)	2,180
1,000	6.000%, 01/15/22 (e)	1,049
	Exelon Generation Co. LLC,
960	2.950%, 01/15/20	973
200	6.250%, 10/01/39	205
3,760	GenOn Energy, Inc., 9.875%, 10/15/20	2,763
	NRG Energy, Inc.,
425	6.250%, 05/01/24	425
2,000	6.625%, 03/15/23	2,025
1,173	6.625%, 01/15/27 (e)	1,153
530	7.250%, 05/15/26	545
	NRG Yield Operating LLC,
3,740	5.000%, 09/15/26 (e)	3,665
555	5.375%, 08/15/24	569
750	Pattern Energy Group, Inc., 5.875%, 02/01/24 (e)	770
1,121	PSEG Power LLC, 4.150%, 09/15/21	1,180
491	Southern Power Co., 1.850%, 12/01/17	492
	TerraForm Power Operating LLC,
354	SUB, 6.375%, 02/01/23 (e)	366
188	SUB, 6.625%, 06/15/25 (e)	198

		32,246

	Multi-Utilities — 0.2%
	Berkshire Hathaway Energy Co.,
1,037	3.500%, 02/01/25	1,064
1,384	6.125%, 04/01/36	1,745
	CMS Energy Corp.,
900	3.450%, 08/15/27	897
1,000	3.875%, 03/01/24	1,040
	Consolidated Edison Co. of New York, Inc.,
400	Series 06-E, 5.700%, 12/01/36	479
300	Series 09-C, 5.500%, 12/01/39	360
	Consumers Energy Co.,
491	4.350%, 08/31/64	500
925	6.700%, 09/15/19	1,031

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	137

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Multi-Utilities — continued
	Dominion Resources, Inc.,
400	7.000%, 06/15/38	518
794	Series B, 2.750%, 01/15/22	793
803	Series C, 2.000%, 08/15/21	783
46	Series C, 4.900%, 08/01/41	49
785	Series F, 5.250%, 08/01/33	858
434	DTE Energy Co., 2.400%, 12/01/19	437
	NiSource Finance Corp.,
380	5.450%, 09/15/20	417
1,721	6.250%, 12/15/40	2,132
585	6.400%, 03/15/18	613
	San Diego Gas & Electric Co.,
249	4.500%, 08/15/40	273
685	6.000%, 06/01/26	830
500	6.000%, 06/01/39	644
	Sempra Energy,
406	3.550%, 06/15/24	417
255	6.150%, 06/15/18	270
589	9.800%, 02/15/19	677
493	Southern Co. Gas Capital Corp., 3.250%, 06/15/26	483

		17,310

	Water Utilities — 0.0% (g)
	American Water Capital Corp.,
622	3.400%, 03/01/25	640
680	3.850%, 03/01/24	719

		1,359

	Total Utilities	126,464

	Total Corporate Bonds (Cost $2,378,011)	2,425,223

Foreign Government Securities — 1.5%
	Arab Republic of Egypt, (Egypt),
1,800	6.125%, 01/31/22 (e)	1,867
1,700	8.500%, 01/31/47 (e)	1,843
	Brazil Notas do Tesouro Nacional, (Brazil),
BRL 1,860	Series B, 6.000%, 08/15/22	1,817
BRL 2,920	Series F, 10.000%, 01/01/23	930
200	Corp. Financiera de Desarrollo SA, (Peru), Reg. S, 4.750%, 07/15/25	212
	Federative Republic of Brazil, (Brazil),
200	4.875%, 01/22/21	209
732	6.000%, 04/07/26	792
4,350	8.250%, 01/20/34	5,318

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Government of Bermuda, (Bermuda),
4,100	Reg. S, 3.717%, 01/25/27	3,937
400	3.717%, 01/25/27 (e)	384
	Government of Dominican Republic, (Dominican Republic),
500	Reg. S, 5.500%, 01/27/25	509
5,750	Reg. S, 6.875%, 01/29/26	6,311
2,373	Reg. S, 7.450%, 04/30/44	2,592
1,300	Reg. S, 7.500%, 05/06/21	1,430
2,000	Israel Government AID Bond, (Israel), 5.500%, 09/18/33	2,625
1,250	Province of Manitoba, (Canada), 2.125%, 06/22/26	1,167
655	Province of Nova Scotia, (Canada), 9.250%, 03/01/20	777
	Province of Quebec, (Canada),
300	Series A, 6.350%, 01/30/26	373
2,220	Series NN, 7.125%, 02/09/24	2,778
	Provincia de Buenos Aires, (Argentina),
663	7.875%, 06/15/27 (e)	661
200	Reg. S, 9.375%, 09/14/18	216
4,050	Reg. S, 9.950%, 06/09/21	4,587
	Provincia de Cordoba, (Argentina),
150	Reg. S, 7.125%, 06/10/21	155
690	7.450%, 09/01/24 (e)	693
AUD 1,400	Queensland Treasury Corp., (Australia), Reg. S, Series 18, 6.000%, 02/21/18	1,117
	Republic of Angola, (Angola),
156	Reg. S, 7.000%, 08/16/19	160
1,440	Reg. S, 9.500%, 11/12/25	1,455
	Republic of Argentina, (Argentina),
580	SUB, 2.500%, 12/31/38	365
950	Reg. S, 6.250%, 04/22/19	1,004
1,100	6.875%, 01/26/27 (e)	1,100
500	7.500%, 04/22/26 (e)	524
1,038	8.280%, 12/31/33	1,102
1,200	Republic of Armenia, (Armenia), Reg. S, 7.150%, 03/26/25	1,255
440	Republic of Azerbaijan, (Azerbaijan), Reg. S, 4.750%, 03/18/24	447
550	Republic of Belarus, (Belarus), Reg. S, 8.950%, 01/26/18	567
81	Republic of Belize, (Belize), Reg. S, SUB, 5.000%, 02/20/38	35
	Republic of Colombia, (Colombia),
900	4.000%, 02/26/24	924
200	4.500%, 01/28/26	211
599	5.000%, 06/15/45	595
2,910	7.375%, 09/18/37	3,684

SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Foreign Government Securities — continued
240	8.125%, 05/21/24	303
370	10.375%, 01/28/33	543
	Republic of Costa Rica, (Costa Rica),
200	Reg. S, 4.250%, 01/26/23	192
359	Reg. S, 7.000%, 04/04/44	353
3,600	Reg. S, 7.158%, 03/12/45	3,582
300	Republic of Croatia, (Croatia), Reg. S, 6.625%, 07/14/20	329
	Republic of Ecuador, (Ecuador),
1,950	Reg. S, 7.950%, 06/20/24	1,950
900	9.650%, 12/13/26 (e)	977
400	10.500%, 03/24/20 (e)	439
400	Reg. S, 10.750%, 03/28/22	446
	Republic of El Salvador, (El Salvador),
310	Reg. S, 5.875%, 01/30/25	276
120	Reg. S, 6.375%, 01/18/27	107
2,015	Reg. S, 7.625%, 02/01/41	1,829
639	Reg. S, 7.650%, 06/15/35	587
230	Reg. S, 7.750%, 01/24/23	231
190	Reg. S, 8.250%, 04/10/32	186
381	Republic of Ghana, (Ghana), Reg. S, 10.750%, 10/14/30	447
294	Republic of Honduras, (Honduras), 6.250%, 01/19/27 (e)	297
	Republic of Hungary, (Hungary),
600	5.375%, 02/21/23	660
670	5.375%, 03/25/24	744
3,490	5.750%, 11/22/23	3,943
	Republic of Indonesia, (Indonesia),
400	Reg. S, 4.125%, 01/15/25	410
200	Reg. S, 5.875%, 01/15/24	227
230	Reg. S, 5.950%, 01/08/46	270
500	Reg. S, 6.625%, 02/17/37	616
400	Reg. S, 6.750%, 01/15/44	514
200	Republic of Instituto Costarricense de Electricidad, (Costa Rica), Reg. S, 6.375%, 05/15/43	169
	Republic of Kazakhstan, (Kazakhstan),
200	Reg. S, 3.875%, 10/14/24	201
300	Reg. S, 4.875%, 10/14/44	289
200	Reg. S, 5.125%, 07/21/25	216
200	Reg. S, 6.500%, 07/21/45	234
	Republic of Lebanon, (Lebanon),
932	Reg. S, 5.450%, 11/28/19	941
4,180	6.375%, 03/09/20	4,311
450	6.600%, 11/27/26	449
440	Reg. S, 6.650%, 02/26/30	435

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

635	Reg. S, 8.250%, 04/12/21	698
250	9.000%, 03/20/17	251
2,324	Republic of Nigeria, (Nigeria), 7.875%, 02/16/32 (e)	2,446
	Republic of Pakistan, (Pakistan),
1,608	Reg. S, 7.250%, 04/15/19	1,716
200	Reg. S, 8.250%, 04/15/24	223
	Republic of Panama, (Panama),
600	3.875%, 03/17/28	608
400	4.000%, 09/22/24	417
430	6.700%, 01/26/36	542
420	8.875%, 09/30/27	590
226	9.375%, 04/01/29	328
	Republic of Paraguay, (Paraguay),
400	Reg. S, 4.625%, 01/25/23	412
1,000	Reg. S, 5.000%, 04/15/26	1,020
400	Reg. S, 6.100%, 08/11/44	414
55	Republic of Peru, (Peru),
	5.625%, 11/18/50	65
2,300	Republic of Serbia, (Serbia), Reg. S, 7.250%, 09/28/21	2,608
	Republic of South Africa, (South Africa),
2,600	4.300%, 10/12/28	2,501
200	4.665%, 01/17/24	206
400	5.375%, 07/24/44	410
500	5.500%, 03/09/20	536
400	5.875%, 09/16/25	440
ZAR 13,700	Series R207, 7.250%, 01/15/20	1,030
	Republic of Sri Lanka, (Sri Lanka),
400	Reg. S, 5.875%, 07/25/22	416
3,750	Reg. S, 6.250%, 10/04/20	3,984
200	Reg. S, 6.250%, 07/27/21	213
	Republic of Turkey, (Turkey),
1,300	4.875%, 04/16/43	1,085
560	5.750%, 03/22/24	576
285	6.000%, 01/14/41	275
1,800	6.625%, 02/17/45	1,879
245	7.375%, 02/05/25	275
	Republic of Ukraine, (Ukraine),
5,400	Reg. S, 7.750%, 09/01/19	5,427
200	Reg. S, 7.750%, 09/01/20	198
400	Reg. S, 7.750%, 09/01/21	392
100	Reg. S, 7.750%, 09/01/22	97
380	7.750%, 09/01/22 (e)	367
100	Reg. S, 7.750%, 09/01/24	94
300	Reg. S, 7.750%, 09/01/25	280

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	139

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Foreign Government Securities — continued
	Republic of Uruguay, (Uruguay),
600	4.375%, 10/27/27	619
330	5.100%, 06/18/50	311
379	7.625%, 03/21/36	484
	Republic of Venezuela, (Venezuela),
120	Reg. S, 7.000%, 12/01/18	87
350	Reg. S, 7.000%, 03/31/38	155
80	Reg. S, 7.650%, 04/21/25	38
340	Reg. S, 7.750%, 10/13/19	221
120	Reg. S, 8.250%, 10/13/24	58
87	Reg. S, 9.000%, 05/07/23	45
190	9.250%, 09/15/27	100
190	Reg. S, 9.250%, 05/07/28	92
206	9.375%, 01/13/34	100
150	Reg. S, 11.750%, 10/21/26	87
200	Reg. S, 11.950%, 08/05/31	116
300	Reg. S, 12.750%, 08/23/22	204
1,925	Republic of Zambia, (Zambia), Reg. S, 8.970%, 07/30/27	2,021
AUD 1,500	South Australian Government Financing Authority, (Australia), Series 17, 5.750%, 09/20/17	1,175
500	State of Qatar, (Qatar), Reg. S, 4.625%, 06/02/46	511
400	State Oil Co. of the Azerbaijan Republic, (Azerbaijan), Reg. S, 6.950%, 03/18/30	429
	United Mexican States, (Mexico),
1,585	3.600%, 01/30/25	1,572
350	4.000%, 10/02/23	359
1,050	5.550%, 01/21/45	1,108
MXN 18,500	Series M, 6.500%, 06/09/22	895

	Total Foreign Government Securities (Cost $127,161)	128,237

Mortgage-Backed Securities — 15.3%
	FHLMC,
54	ARM, 2.728%, 05/01/37	57
140	ARM, 2.861%, 10/01/36	146
28	ARM, 2.875%, 08/01/36	29
366	ARM, 3.075%, 10/01/37	391
114	ARM, 3.218%, 03/01/36	122
181	ARM, 3.847%, 03/01/36	191
	FHLMC Gold Pools, 15 Year, Single Family,
1,705	4.000%, 02/01/26	1,798
60	4.500%, 10/01/18	61
4	5.000%, 05/01/18	5
985	5.500%, 01/01/21 - 12/01/24	1,045
47	6.000%, 11/01/21	50

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	FHLMC Gold Pools, 20 Year, Single Family,
5,287	4.000%, 01/01/32	5,632
1,155	6.000%, 02/01/28	1,307
205	7.000%, 01/01/27	227
	FHLMC Gold Pools, 30 Year, Single Family,
13,825	3.000%, 12/01/42 - 02/01/43	13,811
57,478	3.500%, 12/01/45 - 09/01/46	58,962
13,172	4.000%, 09/01/33 - 09/01/46	13,872
22,377	4.500%, 02/01/41 - 02/01/42	24,271
48,982	5.000%, 02/01/34 - 07/01/35	54,117
2,770	5.500%, 12/01/38	3,077
19	6.000%, 02/01/29	21
315	6.500%, 01/01/24 - 11/01/36	359
323	7.000%, 09/01/24 - 10/01/36	362
14	7.500%, 10/01/19 - 02/01/27	15
53	8.000%, 08/01/27	62
	FHLMC Gold Pools, FHA/VA,
938	7.500%, 01/01/32 - 12/01/36	1,088
88	10.000%, 10/01/30	95
	FHLMC Gold Pools, Other,
18,120	3.500%, 09/01/32 - 07/01/46	18,734
10,276	4.000%, 06/01/42 - 01/01/46	10,914
19,620	4.500%, 09/01/42 - 02/01/44	21,433
4,884	5.000%, 09/01/43	5,478
	FNMA,
67	ARM, 2.538%, 04/01/37	70
91	ARM, 2.600%, 07/01/37	95
138	ARM, 2.845%, 05/01/35	144
235	ARM, 2.881%, 03/01/37	247
149	ARM, 2.933%, 07/01/37	157
269	ARM, 3.073%, 04/01/37	284
123	ARM, 3.236%, 01/01/34	130
20	ARM, 3.500%, 10/01/33	21
	FNMA, 15 Year, Single Family,
53	4.000%, 07/01/18	54
452	5.000%, 05/01/18 - 07/01/25	481
6	5.500%, 08/01/17	6
62	6.000%, 08/01/22	67
90	5.000%, 06/01/18 - 11/01/18	92
89	6.000%, 09/01/19 - 12/01/21	94
	FNMA, 20 Year, Single Family,
72	6.500%, 11/01/18	81
444	3.500%, 12/01/30	459
	FNMA, 30 Year, Single Family,
49,000	TBA, 4.000%, 03/25/47 (w)	51,487
13,760	3.000%, 01/01/43 - 02/01/43	13,723
8,463	3.000%, 06/01/43 (w)	8,449

SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Mortgage-Backed Securities — continued
15,541	3.500%, 08/01/43 (w)	16,079
35,722	3.500%, 05/01/46 - 10/01/46	36,674
67,912	4.000%, 06/01/42 - 09/01/45	71,946
11,488	4.500%, 12/01/39 - 09/01/40	12,389
16,495	5.000%, 10/01/39 - 02/01/41	18,113
447	5.500%, 12/01/28 - 09/01/34	501
2,141	6.000%, 03/01/34 - 08/01/37	2,451
328	6.500%, 04/01/28 - 10/01/38	370
486	7.000%, 03/01/28 - 04/01/37	573
136	7.500%, 10/01/26 - 11/01/38	166
2,297	8.000%, 08/01/22 - 12/01/36	2,762
18	8.500%, 10/01/25 - 12/01/25	19
2	9.000%, 01/01/19 - 04/01/25	2
	FNMA, Other,
3,661	ARM, 1.122%, 01/01/23	3,649
6,500	2.200%, 10/01/26	6,155
3,970	2.230%, 04/01/24	3,890
14,355	2.440%, 02/01/23 - 10/01/28	13,962
10,050	2.480%, 02/01/25	9,892
3,895	2.510%, 01/01/23	3,905
6,171	2.530%, 07/01/26	6,023
14,080	2.610%, 11/01/28	13,416
5,931	2.620%, 05/01/26	5,831
18,777	2.640%, 06/01/25	18,469
18,325	2.730%, 04/01/25	18,279
4,412	2.766%, 06/01/23	4,470
7,000	2.780%, 04/01/26	6,925
4,000	2.810%, 05/01/26	3,965
9,696	2.870%, 08/01/31	9,487
11,707	2.880%, 07/01/27	11,609
6,186	2.900%, 12/01/24 - 05/01/29	6,138
10,000	2.920%, 01/01/25	10,114
4,253	2.930%, 01/01/25	4,302
31,595	2.965%, 12/01/24	32,016
7,000	2.970%, 04/01/28	6,994
2,422	3.000%, 12/01/26	2,437
2,027	3.010%, 06/01/31	1,995
11,233	3.050%, 09/01/24	11,484
29,120	3.070%, 02/01/25	29,729
9,028	3.089%, 12/01/24	9,246
8,720	3.130%, 02/01/26	8,865
4,258	3.340%, 11/01/30	4,326
17,750	3.370%, 01/01/29	18,239
5,182	3.450%, 01/01/24	5,412
81,962	3.500%, 05/01/32 - 07/01/46	84,746
15,000	3.510%, 08/01/23	15,722

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

4,895	3.640%, 12/01/23	5,183
1,515	3.660%, 12/01/21	1,598
5,300	3.760%, 03/01/24	5,644
68,321	4.000%, 07/01/43 - 05/01/46	72,615
1,960	4.180%, 12/01/19	2,064
3,566	4.260%, 12/01/19	3,762
5,894	4.340%, 06/01/21	6,355
10,957	4.500%, 01/01/20 - 11/01/43	11,956
20	5.000%, 12/01/32	20
16	5.500%, 09/01/17	16
3,714	2.410%, 01/01/23	3,704
10,000	2.490%, 05/01/26	9,693
12,340	2.500%, 10/01/31	11,438
4,225	2.600%, 09/01/28	4,047
10,122	2.610%, 06/01/26	9,873
3,900	2.650%, 03/01/23	3,916
15,076	2.690%, 12/01/28	14,467
10,620	2.730%, 07/01/28	10,318
1,406	2.750%, 03/01/22	1,431
18,640	2.810%, 04/01/25	18,649
5,890	2.840%, 01/01/25	5,933
5,000	2.950%, 11/01/25	5,019
4,110	2.970%, 12/01/24	4,166
3,657	2.990%, 05/01/31	3,577
5,000	3.030%, 06/01/31	4,910
16,836	3.170%, 01/01/29	16,871
9,190	3.235%, 02/01/32	9,193
8,606	3.350%, 01/01/29	8,785
1,714	3.370%, 11/01/20	1,783
1,680	3.380%, 01/01/18	1,692
74,767	3.500%, 10/01/42 - 06/01/46	76,902
1,491	3.590%, 10/01/20	1,564
1,243	3.735%, 06/01/18	1,262
1,000	3.770%, 09/01/21	1,059
11,433	4.000%, 06/01/42 - 07/01/42	12,118
1,265	4.060%, 07/01/21	1,353
2,259	4.369%, 02/01/20	2,395
3,000	4.399%, 02/01/20	3,193
5,449	4.500%, 12/01/43	5,950
1,851	4.640%, 01/01/21	2,003
3	5.500%, 09/01/17	3
34	6.500%, 04/01/36 - 07/01/36	36
146	GNMA I, 15 Year, Single Family, 6.500%, 10/15/23	156
	GNMA I, 30 Year, Single Family,
21,566	4.000%, 07/15/46 - 08/15/46	23,062

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	141

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Mortgage-Backed Securities — continued
3,115	4.500%, 05/15/46	3,414
5,907	6.000%, 08/15/36	6,841
149	6.500%, 02/15/28 - 10/15/29	171
54	7.000%, 02/15/24 - 11/15/27	58
48	7.250%, 09/15/21 - 01/15/28	49
30	7.500%, 10/15/22 - 02/15/27	31
1	7.750%, 02/15/27	1
1	8.500%, 11/15/25	1
20	9.000%, 01/15/22 - 11/15/24	21
1	10.000%, 11/15/20	1
	GNMA II, 30 Year, Single Family,
5,768	3.500%, 06/20/46 - 07/20/46	6,008
6,352	3.750%, 06/20/46 - 07/20/46	6,680
1,722	4.000%, 06/20/46	1,834
2,878	6.000%, 11/20/32 - 09/20/38	3,309
641	6.500%, 02/20/29 - 10/20/39	723
2,143	7.000%, 06/20/32 - 01/20/39	2,469
228	7.500%, 08/20/25 - 05/20/32	260
492	8.000%, 08/20/26 - 09/20/31	575

	Total Mortgage-Backed Securities (Cost $1,303,576)	1,289,790

Municipal Bonds — 0.5% (t)
	California — 0.1%
200	Alameda County Joint Powers Authority, Multiple Capital Projects, Series A, Rev., 7.046%, 12/01/44	281
1,000	Los Angeles City Department of Airports, International Airport, Series C, Rev., 6.582%, 05/15/39	1,310
1,980	State of California, Various Purpose, GO, 7.350%, 11/01/39	2,819
774	University of California, Series AD, Rev., 4.858%, 05/15/12[3]	772

		5,182

	District of Columbia — 0.0% (g)
345	District of Columbia Water & Sewer Authority, Public Utility, Senior Lien, Series A, Rev., 4.814%, 10/01/14[5]	354

	Illinois — 0.0% (g)
725	Chicago Transit Authority, Sales & Transfer Tax Receipts-Retiree Health, Series B, Rev., 6.899%, 12/01/40	916

	Massachusetts — 0.1%
5,560	Commonwealth of Massachusetts, Series H, GO, 5.000%, 12/01/26	6,803

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	New York — 0.2%
8,940	New York State Dormitory Authority, Rev., 5.000%, 03/15/30	10,624
	New York State Dormitory Authority, State Personal Income Tax, General Purpose,
560	Series H, Rev., 5.289%, 03/15/33	663
1,165	Series H, Rev., 5.389%, 03/15/40	1,426
1,450	Port Authority of New York & New Jersey, Consolidated 164, Rev., 5.647%, 11/01/40	1,791
155	Port Authority of New York & New Jersey, Consolidated 165, Rev., 5.647%, 11/01/40	191
740	Port Authority of New York & New Jersey, Consolidated 174, Rev., 4.458%, 11/01/40	771

		15,466

	Ohio — 0.0% (g)
1,040	American Municipal Power, Inc., Meldahl Hydroelectric Project, Series B, Rev., 7.499%, 02/15/50	1,447
1,563	Ohio State University, General Receipts, Series A, Rev., 4.800%, 06/01/11[4]	1,550

		2,997

	Virginia — 0.1%
7,570	Virginia Commonwealth Transportation Board, Rev., 5.000%, 09/15/29	9,004

	Total Municipal Bonds (Cost $39,161)	40,722

Supranational — 0.0% (g)
1,000	African Development Bank, 8.800%, 09/01/19	1,157
NZD 1,500	International Finance Corp., 3.500%, 09/05/17	1,087

	Total Supranational (Cost $2,352)	2,244

U.S. Government Agency Securities — 0.4%
	Financing Corp. STRIPS,
3,100	1.415, 11/30/17 (n)	3,079
1,000	1.568, 05/11/18 (n)	984
	FNMA,
7,360	4.178, 06/01/17 (n)	7,348
1,500	5.625%, 07/15/37	2,029
385	6.250%, 05/15/29	517
1,275	7.250%, 05/15/30	823
212	New Valley Generation II, 5.572%, 05/01/20	226
354	New Valley Generation V, 4.929%, 01/15/21	378
	Resolution Funding Corp. STRIPS,
1,850	1.377, 01/15/21 (n)	1,717
2,770	1.831, 10/15/20 (n)	2,582

SEE NOTES TO FINANCIAL STATEMENTS.

142	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

U.S. Government Agency Securities — continued
440	2.185, 10/15/25 (n)	352
12,080	2.376, 07/15/20 (n)	11,381
495	2.853, 01/15/26 (n)	386
	Tennessee Valley Authority,
902	4.625%, 09/15/60	1,034
2,103	5.250%, 09/15/39	2,660
1,610	5.880%, 04/01/36	2,167
500	Tennessee Valley Authority STRIPS, 6.741, 11/01/25 (n)	382

	Total U.S. Government Agency Securities (Cost $36,924)	38,045

U.S. Treasury Obligations — 22.1%
	U.S. Treasury Bond,
39,408	2.500%, 02/15/45	35,764
50,000	2.875%, 08/15/45	48,994
19,000	3.000%, 05/15/42	19,160
64,035	3.000%, 11/15/44	64,332
42,260	3.000%, 05/15/45	42,437
43,175	3.000%, 11/15/45	43,357
85	3.500%, 02/15/39	94
9,250	3.625%, 08/15/43	10,401
62,672	3.750%, 11/15/43	72,024
8,674	4.375%, 05/15/40	10,856
37,318	4.375%, 05/15/41	46,838
3,890	4.500%, 05/15/38	4,977
2,500	5.250%, 02/15/29	3,218
32,500	5.500%, 08/15/28	42,371
2,625	7.875%, 02/15/21	3,238
7,920	8.000%, 11/15/21	10,099
13,600	8.125%, 05/15/21	17,074
10,000	8.125%, 08/15/21	12,680
5,000	8.500%, 02/15/20	6,015
6,000	8.750%, 08/15/20	7,435
1,000	U.S. Treasury Inflation Indexed Bond, 3.625%, 04/15/28	2,001
	U.S. Treasury Note,
75	0.500%, 03/31/17	75
10,300	0.875%, 07/31/19 (k)	10,184
109,100	1.000%, 12/15/17	109,228
119,000	1.000%, 03/15/18	119,032
64,000	1.000%, 05/31/18	63,985
30,000	1.125%, 05/31/19	29,872
85,296	1.375%, 06/30/18	85,656
2,000	1.375%, 01/31/20	1,994
27,565	1.500%, 08/31/18	27,727
30,644	1.500%, 12/31/18	30,809
4,750	1.500%, 05/31/19	4,771

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

164,545	1.500%, 05/31/20	164,102
22,879	1.625%, 12/31/19 (k)	22,980
45,000	1.625%, 11/30/20	44,865
5,390	1.875%, 09/30/17	5,425
2,350	1.875%, 10/31/17	2,367
21,769	2.000%, 11/15/26	21,058
2,000	2.125%, 08/15/21	2,023
11,000	2.250%, 11/30/17	11,115
209,142	2.625%, 11/15/20	216,160
4,115	2.875%, 03/31/18	4,198
3,954	3.125%, 05/15/19	4,109
1,250	3.250%, 03/31/17	1,253
25,192	3.500%, 05/15/20	26,707
8,000	4.250%, 11/15/17	8,193
	U.S. Treasury STRIPS,
25	1.546, 02/15/20 (n)	24
30	1.693, 08/15/20 (n)	28
48,829	1.840, 08/15/28 (n)	36,123
15	2.030, 08/15/23 (n)	13
67,000	2.086, 05/15/29 (n)	48,376
6,495	2.265, 02/15/21 (n)	6,043
16,318	2.280, 05/15/32 (n)	10,657
7,390	2.285, 05/15/22 (n)	6,623
7,251	2.316, 05/15/20 (n)	6,882
15,000	2.372, 05/15/21 (n)	13,862
640	2.612, 02/15/22 (n)	579
60,000	2.712, 08/15/40 (n)	29,173
225	2.794, 02/15/23 (n)	198
60,162	3.049, 05/15/33 (n)	37,918
11,239	3.216, 08/15/17 (n)	11,203
24,375	3.218, 08/15/41 (n)	11,387
48,800	3.218, 11/15/41 (n)	22,661
55,512	3.243, 11/15/38 (n)	28,855
130	3.298, 08/15/19 (n)	125
14,565	3.628, 11/15/17 (n)	14,476
14,610	3.720, 11/15/21 (n)	13,313
5,000	3.831, 08/15/22 (n)	4,453
5,000	3.969, 11/15/22 (n)	4,424
42,000	4.535, 11/15/33 (n)	26,046
1,606	4.614, 08/15/18 (n)	1,580
4,000	4.627, 02/15/18 (n)	3,963
2,615	5.283, 02/15/28 (n)	1,968

	Total U.S. Treasury Obligations (Cost $1,878,530)	1,862,206

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	143

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE

Common Stocks — 0.2%
		Consumer Discretionary — 0.0% (g)
		Media — 0.0% (g)
—	(h)	New Cotai LLC, Class B (a) (e)	27

		Specialty Retail — 0.0% (g)
40		Nebraska Book Holdings, Inc. (a)	1

		Total Consumer Discretionary	28

		Energy — 0.1%
		Oil, Gas & Consumable Fuels — 0.1%
200		Pacific Exploration and Production Corp., (Colombia) (a)	7,764
41		Penn Virginia Corp. (a)	1,998

		Total Energy	9,762

		Financials — 0.0% (g)
		Insurance — 0.0% (g)
1,551		ACC Claims Holdings LLC (a)	16

		Materials — 0.0% (g)
		Containers & Packaging — 0.0% (g)
9		Constar International, Inc., Class A (a)	—	(h)

		Telecommunication Services — 0.0% (g)
		Wireless Telecommunication Services — 0.0% (g)
68		NII Holdings, Inc. (a)	136

		Utilities — 0.1%
		Electric Utilities — 0.1%
201		Vistra Energy Corp.	3,240

		Independent Power & Renewable Electricity Producers — 0.0% (g)
4		Dynegy, Inc. (a)	32

		Total Utilities	3,272

		Total Common Stocks (Cost $12,813)	13,214

Convertible Preferred Stock — 0.0% (g)
		Consumer Discretionary — 0.0% (g)
		Automobiles — 0.0% (g)
120		General Motors Co., 5.250%, 03/06/32 (Cost $—)	—	(h)

Preferred Stocks — 0.0% (g)
		Consumer Discretionary — 0.0% (g)
		Automobiles — 0.0% (g)
385		General Motors Co., 6.250%, 07/15/33	—	(h)
21		7.250%, 04/15/41	—	(h)
42		7.250%, 02/15/52	—	(h)
55		7.375%, 05/15/48	—	(h)
1		7.375%, 10/01/51	—
1		Motors Liquidation Co., 7.250%, 07/15/41	—

		Total Consumer Discretionary	—	(h)

SHARES	SECURITY DESCRIPTION	VALUE

	Financials — 0.0% (g)
	Insurance — 0.0% (g)
11	Hartford Financial Services Group, Inc. (The), VAR, 7.875%, 04/15/42 ($25 par value)	336
2	XLIT Ltd., (Ireland), Series D, VAR, 4.143%, 04/17/17 ($1,000 par value) @	2,085

	Total Financials	2,421

	Materials — 0.0% (g)
	Containers & Packaging — 0.0% (g)
1	Constar International, Inc., Class A	—
	Total Preferred Stocks (Cost $2,464)	2,421

PRINCIPAL AMOUNT
Loan Assignments — 0.5%
	Consumer Discretionary — 0.3%
	Hotels, Restaurants & Leisure — 0.2%
190	Intrawest Operations Group LLC, Initial Term Loan, VAR, 4.500%, 12/09/20	192
12,305	Lila Mexican Holdings LLC, Tranche B, VAR, 3.770%, 08/11/22	12,092

		12,284

	Media — 0.0% (g)
749	iHeartCommunications, Inc., Term Loan D, VAR, 7.531%, 01/30/19	650
596	iHeartCommunications, Inc., Tranche E Term Loan, VAR, 8.281%, 07/30/19	516
687	MTL Publishing LLC, Term B-4 Loan, VAR, 3.527%, 08/22/22	690
169	Tribune Media Co., Term Loan B, VAR, 3.781%, 12/27/20	169
2,993	Vertis, Inc., 1st Lien Term Loan, VAR, 12.000%, 12/21/17 (d)	—	(h)

		2,025

	Specialty Retail — 0.1%
1,368	Harbor Freight Tools USA, Inc., 1st Lien Term Loan, VAR, 3.778%, 08/11/23	1,369
10,423	J. Crew Group, Inc., Initial Loan, VAR, 4.000%, 03/05/21 ^	5,947
545	PetSmart, Inc., Term Loan B, VAR, 4.000%, 03/11/22	536

		7,852

	Total Consumer Discretionary	22,161

SEE NOTES TO FINANCIAL STATEMENTS.

144	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Loan Assignments — continued
	Consumer Staples — 0.1%
	Food & Staples Retailing — 0.1%
735	BJ’s Wholesale Club, Inc., 2nd Lien Term Loan, VAR, 8.500%, 01/27/25	734
1,181	Rite Aid Corp., Tranche 2 Term Loan, VAR, 4.875%, 06/21/21	1,185
651	SUPERVALU, Inc., Term Loan B, VAR, 5.500%, 03/21/19	656

		2,575

	Food Products — 0.0% (g)
549	Dole Food Co., Inc., Tranche B Term Loan, VAR, 4.549%, 11/01/18	550

	Total Consumer Staples	3,125

	Energy — 0.1%
	Energy Equipment & Services — 0.1%
5,499	Floatel International Ltd., Initial Term Loan, (Bermuda), VAR, 6.000%, 06/27/20 ^	4,807

	Oil, Gas & Consumable Fuels — 0.0% (g)
381	Citgo Holding, Inc., Term Loan, VAR, 9.500%, 05/12/18	387
3,292	Gulf Finance LLC, 1st Lien Term Loan B, VAR, 6.250%, 07/27/23	3,340
873	MEG Energy Corp., 1st Lien Term B Loan, (Canada), VAR, 4.540%, 12/31/23 ^	877

		4,604

	Total Energy	9,411

	Financials — 0.0% (g)
	Consumer Finance — 0.0% (g)
1,118	Sears Roebuck Acceptance Corp., Term Loan, VAR, 5.500%, 06/30/18	1,106

	Health Care — 0.0% (g)
	Health Care Equipment & Supplies — 0.0% (g)
400	Halyard Health, Inc., Term Loan, VAR, 3.531%, 11/01/21	403

	Health Care Providers & Services — 0.0% (g)
218	Acadia Healthcare Co., Inc., Tranche B-2 Term Loan, VAR, 3.781%, 02/16/23	220

	Pharmaceuticals — 0.0% (g)
1,003	Concordia Healthcare Corp., Initial Dollar Term Loan, (Canada), VAR, 5.250%, 10/21/21 ^	818

	Total Health Care	1,441

	Industrials — 0.0% (g)
	Air Freight & Logistics — 0.0% (g)
859	XPO Logistics, Inc., Term loan, VAR, 4.250%, 10/31/21	865

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Information Technology — 0.0% (g)
	Communications Equipment — 0.0% (g)
112	Avaya, Inc., DIP Term Loan, VAR, 4.983%, 01/19/18 (d)	115
510	Avaya, Inc., Term Loan B-3 Extending Tranche, VAR, 5.537%, 10/26/17 ^	404
375	Avaya, Inc., Term Loan B-6, VAR, 6.532%, 03/31/18 (d)	299

		818

	IT Services — 0.0% (g)
1,059	First Data Corp., Term Loan, VAR, 3.779%, 07/08/22	1,066

	Semiconductors & Semiconductor Equipment — 0.0% (g)
394	Microsemi Corp., Closing Date Term B Loan, VAR, 3.031%, 01/15/23	397
392	ON Semiconductor Corp., 1st Lien Term Loan B, VAR, 4.031%, 03/31/23	396

		793

	Total Information Technology	2,677

	Materials — 0.0% (g)
	Containers & Packaging — 0.0% (g)
750	Berry Plastics Corp., Term Loan I, VAR, 3.281%, 10/01/22	755
200	Berry Plastics Corp., Term Loan L, VAR, 3.022%, 01/06/21	201

	Total Materials	956

	Telecommunication Services — 0.0% (g)
	Diversified Telecommunication Services — 0.0% (g)
484	Cincinnati Bell, Inc., Term Loan, VAR, 4.000%, 09/10/20	488
556	Consolidated Communications, Inc., Term Loan B-2, VAR, 4.000%, 10/05/23 ^	559

	Total Telecommunication Services	1,047

	Utilities — 0.0% (g)
	Electric Utilities — 0.0% (g)
217	Energy Future Intermediate Holding Co. LLC, Term Loan, VAR, 4.304%, 06/30/17	217
927	Texas Competitive Electric Holdings Co. LLC, Term Loan, VAR, 3.531%, 08/04/23	931
211	Texas Competitive Electric Holdings Co. LLC, Term Loan C, VAR, 3.531%, 08/04/23	212

	Total Utilities	1,360

	Total Loan Assignments (Cost $46,334)	44,149

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	145

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

NUMBER OF RIGHTS	SECURITY DESCRIPTION	VALUE

Rights — 0.0% (g)
	Utilities — 0.0% (g)
	Electric Utilities — 0.0% (g)
103	Vistra Energy Corp., expiring 12/31/49 (a) (Cost $—)	124

NUMBER OF CONTRACTS
Options Purchased — 0.0% (g)
	Put Options Purchased: — 0.0% (g)
10	10 Year U.S. Treasury Note, Expiring 04/21/17 at $122.00, American Style (a) (Cost $8,146)	1,875

NUMBER OF WARRANTS
Warrants — 0.0% (g)
	Consumer Discretionary — 0.0% (g)
	Specialty Retail — 0.0% (g)
9	Nebraska Book Co., Inc., expiring 06/29/19 (Strike Price $1.00) (a)	—	(h)
4	Nebraska Book Holdings, Inc., expiring 06/29/19 (Strike Price $1.00) (a)	—

	Total Warrants (Cost $—(h))	—	(h)

SHARES	SECURITY DESCRIPTION	VALUE

Short-Term Investment — 3.0%
	Investment Company — 3.0%
252,061	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.850% (b) (l) (Cost $252,061)	252,161

	Total Investments — 100.7% (Cost $8,488,877)	8,496,815
	Liabilities in Excess of Other Assets — (0.7)%	(61,686)

	NET ASSETS — 100.0%	$8,435,129

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT FEBRUARY 28, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
20	U.S. Treasury Long Bond	06/21/17	USD	3,033	32
14	Ultra Long Term U.S. Treasury Bond	06/21/17	USD	2,265	28
628	2 Year U.S. Treasury Note	06/30/17	USD	135,903	87

	Short Futures Outstanding
(1,090)	10 Year U.S. Treasury Note	06/21/17	USD	(135,790)	(603)
(1,004)	10 Year U.S. Treasury Ultra Note	06/21/17	USD	(134,473)	(884)
(84)	U.S. Ultra Bond	06/21/17	USD	(13,590)	(165)
(1,027)	5 Year U.S. Treasury Note	06/30/17	USD	(120,881)	(302)

					(1,807)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT FEBRUARY 28, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,378	EUR	Goldman Sachs International	03/09/17	1,487	1,460	(27)
124	EUR	Australia and New Zealand Banking Group Limited	03/31/17	133	132	(1)
				1,620	1,592	(28)

SEE NOTES TO FINANCIAL STATEMENTS.

146	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT FEBRUARY 28, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
3,100	AUD	State Street Corp.	03/09/17	2,303	2,377	(74)
1,544	EUR	Goldman Sachs International	03/09/17	1,667	1,636	31
1,378	EUR	State Street Corp.	03/09/17	1,491	1,460	31
124	EUR	Goldman Sachs International	03/31/17	130	132	(2)
104,000	JPY	State Street Corp.	03/09/17	916	926	(10)
13,167	ZAR	Morgan Stanley	03/09/17	949	1,003	(54)
				7,456	7,534	(78)

Centrally Cleared Credit Default Swaps — Buy Protection [1]

Credit indices:

REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF FEBRUARY 28, 2017 [2]	NOTIONAL AMOUNT [3]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [4]
CDX.EM.25-V1	1.000% quarterly	06/20/21	2.201	50,000	2,270	(3,573)
CDX.NA.HY.26-V2	5.000% quarterly	06/20/21	2.842	16,100	(1,482)	623

					788	(2,950)

[1]

The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

[2]

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.

[3]	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
[4]

Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Centrally Cleared Interest Rate Swaps
RATE TYPE (r)
PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT		VALUE
6 months LIBOR semi-annually	0.287% semi-annually	02/14/27	JPY	23,663,000	970
0.881% semi-annually	6 months LIBOR semi-annually	02/14/47	JPY	8,452,000	(1,097)

					(127)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	147

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — 36.0%
	FHLMC REMIC,
26	Series 1343, Class LA, 8.000%, 08/15/22	29
176	Series 1367, Class K, 5.500%, 09/15/22	186
31	Series 1591, Class E, 10.000%, 10/15/23	32
269	Series 1633, Class Z, 6.500%, 12/15/23	291
210	Series 1694, Class PK, 6.500%, 03/15/24	229
1,602	Series 1785, Class A, 6.000%, 10/15/23	1,732
93	Series 1999, Class PU, 7.000%, 10/15/27	104
187	Series 2031, Class PG, 7.000%, 02/15/28	215
528	Series 2035, Class PC, 6.950%, 03/15/28	595
344	Series 2064, Class PD, 6.500%, 06/15/28	387
293	Series 2095, Class PE, 6.000%, 11/15/28	334
138	Series 2152, Class BD, 6.500%, 05/15/29	155
690	Series 2162, Class TH, 6.000%, 06/15/29	789
408	Series 2367, Class ME, 6.500%, 10/15/31	460
466	Series 2480, Class EJ, 6.000%, 08/15/32	515
254	Series 2562, Class PG, 5.000%, 01/15/18	256
3,972	Series 2611, Class QZ, 5.000%, 05/15/33	4,362
183	Series 2647, Class A, 3.250%, 04/15/32	187
169	Series 2651, Class VZ, 4.500%, 07/15/18	171
432	Series 2656, Class BG, 5.000%, 10/15/32	436
507	Series 2688, Class DG, 4.500%, 10/15/23	537
860	Series 2773, Class TB, 4.000%, 04/15/19	884
1,240	Series 2841, Class AT, 4.000%, 08/15/19	1,268
728	Series 2882, Class QD, 4.500%, 07/15/34	769
3,895	Series 2915, Class MU, 5.000%, 01/15/35	4,197
782	Series 2927, Class GA, 5.500%, 10/15/34	834
1,200	Series 2931, Class QD, 4.500%, 02/15/20	1,234
522	Series 3085, Class VS, HB, IF, 25.640%, 12/15/35	860
1,796	Series 3181, Class OP, PO, 07/15/36	1,592
1,826	Series 3188, Class GE, 6.000%, 07/15/26	2,071
5,756	Series 3325, Class JL, 5.500%, 06/15/37	6,401
4,019	Series 3341, Class PE, 6.000%, 07/15/37	4,459
992	Series 3413, Class B, 5.500%, 04/15/37	1,093
4,000	Series 3699, Class QH, 5.500%, 07/15/40	4,427
4,000	Series 3737, Class DG, 5.000%, 10/15/30	4,339
6,437	Series 3798, Class AY, 3.500%, 01/15/26	6,739
5,000	Series 3809, Class BC, 3.500%, 02/15/26	5,174
6,351	Series 3926, Class MW, 4.500%, 09/15/26	6,899
3,970	Series 3927, Class PC, 4.500%, 09/15/41	4,494
15,652	Series 3981, Class PA, 3.000%, 04/15/31	15,750
13,574	Series 4002, Class MV, 4.000%, 01/15/30	13,984
12,066	Series 4039, Class SA, IF, IO, 5.730%, 05/15/42	2,276
12,000	Series 4047, Class PB, 3.500%, 01/15/41	12,528

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

5,000	Series 4050, Class VE, 4.000%, 01/15/29	5,348
4,651	Series 4066, Class VB, 3.500%, 01/15/29	4,883
2,965	Series 4181, Class VA, 3.000%, 05/15/26	3,028
20,090	Series 4186, Class JE, 2.000%, 03/15/33	19,618
12,738	Series 4188, Class JG, 2.000%, 04/15/33	12,465
9,685	Series 4206, Class DA, 2.000%, 05/15/33	9,530
1,450	Series 4314, Class DY, 3.500%, 03/15/29	1,497
2,624	Series 4336, Class YB, 3.000%, 05/15/29	2,659
5,962	Series 4365, Class HZ, 3.000%, 01/15/40	5,597
10,000	Series 4458, Class BW, 3.000%, 04/15/35	9,762
5,051	Series 4594, Class GN, 2.500%, 02/15/45	5,077
	FHLMC STRIPS,
27	Series 155, Class IO, IO, 7.000%, 11/01/23	4
15,921	Series 264, Class 30, 3.000%, 07/15/42	15,722
9,347	Series 267, Class 30, 3.000%, 08/15/42	9,229
	FHLMC Structured Pass-Through Securities Certificates,
1,464	Series T-51, Class 1A, VAR, 6.500%, 09/25/43	1,702
1,677	Series T-54, Class 2A, 6.500%, 02/25/43	1,974
762	Series T-56, Class APO, PO, 05/25/43	689
	FHLMC, Multifamily Structured Pass-Through Certificates,
6,026	Series K046, Class A2, 3.205%, 03/25/25	6,215
6,500	Series K048, Class A2, VAR, 3.284%, 06/25/25	6,736
3,519	Series K049, Class A2, 3.010%, 07/25/25	3,573
6,716	Series K052, Class A2, 3.151%, 11/25/25	6,876
555	FNMA Grantor Trust, Series 2004-T1, Class 1A2, 6.500%, 01/25/44	640
	FNMA REMIC,
3	Series 1988-16, Class B, 9.500%, 06/25/18	3
83	Series 1993-110, Class H, 6.500%, 05/25/23	92
64	Series 1993-146, Class E, PO, 05/25/23	61
1,072	Series 1993-155, Class PJ, 7.000%, 09/25/23	1,192
12	Series 1993-205, Class H, PO, 09/25/23	12
17	Series 1993-217, Class H, PO, 08/25/23	16
14	Series 1993-228, Class G, PO, 09/25/23	13
359	Series 1994-37, Class L, 6.500%, 03/25/24	393
1,338	Series 1994-51, Class PV, 6.000%, 03/25/24	1,449
667	Series 1998-58, Class PC, 6.500%, 10/25/28	735
229	Series 2000-8, Class Z, 7.500%, 02/20/30	270
361	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	83

SEE NOTES TO FINANCIAL STATEMENTS.

148	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
121	Series 2002-73, Class OE, 5.000%, 11/25/17	122
478	Series 2002-92, Class FB, VAR, 1.428%, 04/25/30	487
3,186	Series 2003-21, Class PZ, 4.500%, 03/25/33	3,361
131	Series 2003-67, Class SA, HB, IF, 40.441%, 10/25/31	205
2,103	Series 2003-128, Class DY, 4.500%, 01/25/24	2,227
873	Series 2004-46, Class QD, HB, IF, 20.887%, 03/25/34	1,161
1,319	Series 2004-54, Class FL, VAR, 1.178%, 07/25/34	1,320
1,020	Series 2004-60, Class PA, 5.500%, 04/25/34	1,052
5,883	Series 2005-22, Class EH, 5.000%, 04/25/35	6,282
992	Series 2005-58, Class EP, 5.500%, 07/25/35	1,075
900	Series 2005-62, Class DX, 5.000%, 05/25/34	920
1,258	Series 2005-83, Class LA, 5.500%, 10/25/35	1,391
4,881	Series 2005-116, Class PC, 6.000%, 01/25/36	5,439
3,625	Series 2006-3, Class SB, IF, IO, 5.922%, 07/25/35	473
6,075	Series 2006-51, Class FP, VAR, 1.128%, 03/25/36	6,067
79	Series 2006-81, Class FA, VAR, 1.128%, 09/25/36	79
793	Series 2006-110, Class PO, PO, 11/25/36	723
2,582	Series 2007-76, Class PE, 6.000%, 08/25/37	2,846
656	Series 2009-89, Class A1, 5.410%, 05/25/35	678
46	Series 2010-4, Class SL, IF, 9.836%, 02/25/40	53
1,098	Series 2010-11, Class CB, 4.500%, 02/25/40	1,166
6,000	Series 2010-47, Class MB, 5.000%, 09/25/39	6,557
4,478	Series 2010-68, Class EP, 4.500%, 12/25/39	4,738
5,000	Series 2010-117, Class DY, 4.500%, 10/25/25	5,392
4,274	Series 2010-155, Class B, 3.500%, 01/25/26	4,467

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

11,500	Series 2011-145, Class PB, 3.500%, 01/25/32	11,951
10,094	Series 2012-47, Class QE, 4.000%, 05/25/38	10,690
5,566	Series 2012-50, Class HY, 4.000%, 05/25/42	5,778
6,365	Series 2012-60, Class EP, 3.000%, 04/25/42	6,405
16,837	Series 2012-63, Class VA, 4.000%, 08/25/23	17,668
1,400	Series 2012-141, Class PB, 2.500%, 12/25/42	1,278
5,300	Series 2013-106, Class PY, 3.000%, 10/25/33	5,333
3,699	Series 2013-130, Class GY, 3.500%, 01/25/34	3,845
6,000	Series 2015-11, Class AQ, 3.000%, 03/25/35	5,806
4,000	Series 2015-28, Class GB, 3.500%, 05/25/35	4,097
4,653	Series 2015-41, Class AY, 3.000%, 06/25/35	4,543
11,897	Series 2015-48, Class DE, 3.000%, 10/25/44	11,850
4,491	Series 2016-28, Class DW, 3.500%, 05/25/36	4,630
18,554	Series 2016-38, Class NA, 3.000%, 01/25/46	18,959
15,445	Series 2016-45, Class PC, 3.000%, 09/25/45	15,732
8	Series G92-35, Class EB, 7.500%, 07/25/22	8
2	Series G92-44, Class ZQ, 8.000%, 07/25/22	3
	FNMA REMIC Trust,
144	Series 1999-W4, Class A9, 6.250%, 02/25/29	157
1,620	Series 2002-W7, Class A4, 6.000%, 06/25/29	1,846
695	Series 2003-W1, Class 1A1, VAR, 5.567%, 12/25/42	760
369	Series 2003-W1, Class 2A, VAR, 6.187%, 12/25/42	414
2,250	Series 2005-W1, Class 1A2, 6.500%, 10/25/44	2,586
1,430	Series 2009-W1, Class A, 6.000%, 12/25/49	1,618
	FNMA STRIPS,
1,580	Series 278, Class 1, VAR, 1.759%, 08/25/25	1,609
495	Series 278, Class 3, VAR, 1.802%, 11/25/23	499
132	Series 343, Class 23, IO, 4.000%, 10/25/18	3

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	149

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
		GNMA,
3,285		Series 2004-27, Class PD, 5.500%, 04/20/34	3,647
771		Series 2008-15, Class NB, 4.500%, 02/20/38	822
4,235		Series 2008-40, Class SA, IF, IO, 5.630%, 05/16/38	720
15,160		Series 2009-42, Class TX, 4.500%, 06/20/39	16,279
4,088		Series 2009-69, Class WM, 5.500%, 08/20/39	4,513
13,490		Series 2011-29, Class Z, 5.000%, 05/20/40	15,368

		Total Collateralized Mortgage Obligations (Cost $485,283)	489,115

Commercial Mortgage-Backed Securities — 1.7%
		FNMA — ACES,
4,464		Series 2015-M13, Class A2, VAR, 2.711%, 06/25/25	4,439
19,357		Series 2016-M1, Class A2, VAR, 2.939%, 01/25/26	19,408

		Total Commercial Mortgage-Backed Securities (Cost $24,192)	23,847

Foreign Government Security — 0.5%
7,527		Israel Government AID Bond, (Israel), Zero Coupon, 09/15/19 (Cost $7,081)	7,176

Mortgage-Backed Securities — 9.4%
		FHLMC,
3		ARM, 1.845%, 07/01/30	2
3		ARM, 1.853%, 02/01/19	3
16		ARM, 2.076%, 08/01/18	16
3		ARM, 2.155%, 03/01/18	3
9		ARM, 2.500%, 06/01/18	9
23		ARM, 2.523%, 01/01/21	23
6		ARM, 2.674%, 11/01/18	6
97		ARM, 2.737%, 01/01/27	102
14		ARM, 2.747%, 04/01/30	15
962		ARM, 3.058%, 03/01/37	1,021
—	(h)	ARM, 3.123%, 01/01/20	—	(h)
199		FHLMC Gold Pools, 20 Year, Single Family, 4.500%, 05/01/24	214
		FHLMC Gold Pools, 30 Year, Single Family,
919		4.500%, 10/01/40	990
268		5.500%, 11/01/33	298
74		6.000%, 02/01/32	84
312		6.500%, 01/01/24 - 06/01/29	354
718		7.000%, 08/01/25 - 09/01/29	814

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

34	7.500%, 09/01/24 - 08/01/25	37
20	8.000%, 11/01/24	22
79	8.500%, 05/01/24 - 07/01/28	91
1	9.000%, 01/01/21 - 11/01/21	1
	FNMA,
4,886	ARM, 1.562%, 12/01/25	4,902
69	ARM, 1.853%, 11/01/27 - 11/01/40	73
22	ARM, 1.897%, 06/01/29	23
6	ARM, 1.982%, 06/01/20	6
2	ARM, 2.000%, 06/01/17 - 09/01/17	3
4	ARM, 2.519%, 07/01/17	4
10	ARM, 2.654%, 08/01/19	10
4	ARM, 2.875%, 01/01/29	4
1	ARM, 3.662%, 09/01/27	1
2	ARM, 6.000%, 12/01/18	2
4	ARM, 6.013%, 04/01/19	4
	FNMA, 15 Year, Single Family,
2,241	4.000%, 04/01/19 - 09/01/25	2,349
439	4.500%, 03/01/19	450
77	5.500%, 03/01/18	77
289	FNMA, 20 Year, Single Family, 5.000%, 11/01/23	317
	FNMA, 30 Year, Single Family,
7,154	3.000%, 03/01/43 - 09/01/46	7,131
16,925	3.500%, 05/01/42 - 09/01/46	17,438
14,416	4.000%, 06/01/43 - 11/01/43	15,285
347	4.500%, 03/01/38	373
1,384	5.000%, 11/01/33	1,550
8,720	5.500%, 02/01/29 - 05/01/36	9,942
1,291	6.000%, 07/01/36	1,511
316	6.500%, 06/01/26 - 04/01/32	365
3,067	7.000%, 02/01/24 - 03/01/35	3,649
23	7.500%, 03/01/30	24
1	10.000%, 09/01/17 - 07/01/20	1
	FNMA, Other,
6,994	2.632%, 12/01/26	6,883
6,500	2.810%, 04/01/25	6,503
6,468	2.972%, 05/01/26	6,551
5,932	2.974%, 06/01/27	5,791
6,500	3.100%, 01/01/26	6,598
7,295	3.117%, 01/01/22	7,557
8,852	3.259%, 01/01/22	9,197
3,000	3.300%, 11/01/26	3,083
4,335	3.765%, 12/01/25	4,604
51	6.000%, 09/01/28	58

SEE NOTES TO FINANCIAL STATEMENTS.

150	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage-Backed Securities — continued
154	GNMA II, 30 Year, Single Family, 8.000%, 11/20/26 - 11/20/27	180
	GNMA, 30 Year, Single Family,
334	6.500%, 06/15/23 - 02/15/24	381
141	7.000%, 12/15/22 - 06/15/28	148
240	7.500%, 02/15/22 - 02/15/28	258
94	8.000%, 07/15/22 - 08/15/26	101
174	9.000%, 08/15/21 - 11/15/24	191
1	9.500%, 08/15/17 - 08/15/18	—	(h)

	Total Mortgage-Backed Securities (Cost $126,211)	127,683

U.S. Government Agency Securities — 19.3%
	FFCB,
10,000	5.750%, 05/11/26	12,251
12,824	5.750%, 12/07/28	16,411
	FNMA,
30,000	Zero Coupon, 10/09/19	28,577
10,000	4.489%, 05/15/30 (n)	6,453
10,000	6.250%, 05/15/29 (n)	13,432
	FNMA STRIPS,
8,000	2.389%, 10/08/27 (n)	5,840
9,200	14.015%, 05/29/26 (n)	6,967
15,000	Resolution Funding Corp., 15.786%, 04/15/28	10,619
	Resolution Funding Corp. STRIPS,
18,300	1.984%, 10/15/20 (n)	17,059
57,000	2.181%, 07/15/20 (n)	53,702
5,000	2.331%, 01/15/21 (n)	4,640
60,673	3.485%, 10/15/19 (n)	58,211
15,700	4.941%, 01/15/30 (n)	10,351
5,000	15.250%, 04/15/30 (n)	3,306
14,740	Tennessee Valley Authority STRIPS, 5.311%, 12/15/17 (n)	14,610

	Total U.S. Government Agency Securities (Cost $243,069)	262,429

U.S. Treasury Obligations — 25.4%
	U.S. Treasury Bond,
31,000	3.000%, 05/15/45	31,130
20,000	5.250%, 11/15/28	25,658

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

2,500	7.125%, 02/15/23	3,212
3,935	7.250%, 08/15/22	5,002
3,635	8.000%, 11/15/21	4,635
3,190	8.875%, 08/15/17	3,310
1,020	9.000%, 11/15/18	1,157
72,500	U.S. Treasury Coupon STRIPS 05/15/20	68,812
27,500	U.S. Treasury Inflation Indexed Bond, 1.375%, 02/15/44	31,892
	U.S. Treasury Note,
25,000	0.625%, 05/31/17	25,007
35,000	1.625%, 02/15/26	32,919
35,000	1.875%, 09/30/17	35,230
20,000	2.000%, 08/15/25	19,487
30,000	2.625%, 11/15/20	31,007
25,000	4.250%, 11/15/17	25,604
1,020	4.750%, 08/15/17	1,039

	Total U.S. Treasury Obligations (Cost $340,639)	345,101

SHARES
Short-Term Investment — 7.7%
	Investment Company — 7.7%
104,347	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.450% (b) (Cost $104,347)	104,347

	Total Investments — 100.0% (Cost $1,330,822)	1,359,698
	Other Assets in Excess of Liabilities — 0.0% (g)	242

	NET ASSETS — 100.0%	$1,359,940

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	151

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 0.1%
1,583	Continental Airlines Pass-Through Trust, Series 2006-ERJ1, 9.318%, 11/01/19 (e)	1,694
231	CWABS Asset-Backed Certificates Trust, Series 2004-13, Class MV8, VAR, 3.321%, 01/25/35	11
3,182	Delta Air Lines Pass-Through Trust, Series 2007-1, Class B, 8.021%, 08/10/22	3,596
3	Long Beach Mortgage Loan Trust, Series 2004-5, Class M6, VAR, 3.278%, 09/25/34	2
3,885	Sprint Spectrum Co. LLC, 3.360%, 09/20/21 (e)	3,895
2,022	UAL Pass-Through Trust, Series 2007-1A, 6.636%, 07/02/22	2,164
1,572	Unipac IX LLC, 13.000%, 12/31/20	1,497
6,516	US Airways Pass Through Trust, Series 2013-1, Class B, 5.375%, 11/15/21	6,728

	Total Asset-Backed Securities (Cost $19,015)	19,587

Convertible Bonds — 0.0% (g)
	Consumer Discretionary — 0.0% (g)
	Media — 0.0% (g)
2,608	Liberty Interactive LLC, 3.750%, 02/15/30	1,558

	Specialty Retail — 0.0% (g)
2,601	Nebraska Book Holdings, Inc., 2.000% (PIK), 04/01/26 (e) (v)	260

	Total Convertible Bonds (Cost $1,919)	1,818

Corporate Bonds — 88.6%
	Consumer Discretionary — 16.1%
	Auto Components — 1.5%
	American Axle & Manufacturing, Inc.,
4,300	6.250%, 03/15/21	4,424
6,350	6.625%, 10/15/22	6,572
8,269	Cooper-Standard Automotive, Inc., 5.625%, 11/15/26 (e)	8,372
	Goodyear Tire & Rubber Co. (The),
30,860	5.000%, 05/31/26	31,477
19,210	5.125%, 11/15/23	19,940
	Icahn Enterprises LP,
11,537	5.875%, 02/01/22	11,768
4,725	6.000%, 08/01/20	4,914
4,579	6.250%, 02/01/22 (e)	4,728
4,579	6.750%, 02/01/24 (e)	4,756
	IHO Verwaltungs GmbH, (Germany),
6,420	4.125% (cash), 09/15/21 (e) (v)	6,486
6,525	4.500% (cash), 09/15/23 (e) (v)	6,493
5,495	4.750% (cash), 09/15/26 (e) (v)	5,426

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

	Auto Components — continued
3,849	JB Poindexter & Co., Inc., 9.000%, 04/01/22 (e)	4,037
27,405	MPG Holdco I, Inc., 7.375%, 10/15/22	29,608
8,929	Tenneco, Inc., 5.375%, 12/15/24	9,331
	ZF North America Capital, Inc., (Germany),
19,699	4.500%, 04/29/22 (e)	20,438
16,441	4.750%, 04/29/25 (e)	16,934

		195,704

	Automobiles — 0.4%
	Fiat Chrysler Automobiles NV, (United Kingdom),
14,652	4.500%, 04/15/20	15,128
16,146	5.250%, 04/15/23	16,731
	General Motors Co.,
9,300	7.400%, 09/01/25 (d)	—	(h)
25,800	7.700%, 04/15/16 (d)	—	(h)
	Jaguar Land Rover Automotive plc, (United Kingdom),
17,753	4.250%, 11/15/19 (e)	18,170
7,400	5.625%, 02/01/23 (e)	7,752
	Motors Liquidation Co.,
6,000	7.375%, 05/23/48 (d)	—	(h)
3,415	7.750%, 03/15/36 (d)	—	(h)
12,550	8.100%, 06/15/24 (d)	—	(h)
20,000	8.250%, 07/15/23 (d)	—	(h)
34,006	8.375%, 07/15/33 (d)	—	(h)
10,255	VAR, 6.750%, 05/01/28 (d)	—	(h)

		57,781

	Distributors — 0.3%
	Global Partners LP,
7,245	6.250%, 07/15/22	7,100
6,000	7.000%, 06/15/23	5,970
12,930	LKQ Corp., 4.750%, 05/15/23	12,951
10,535	Performance Food Group, Inc., 5.500%, 06/01/24 (e)	10,930

		36,951

	Diversified Consumer Services — 0.2%
	Service Corp. International,
9,825	5.375%, 05/15/24	10,409
10,170	8.000%, 11/15/21	11,899

		22,308

	Hotels, Restaurants & Leisure — 3.7%
	1011778 BC ULC, (Canada),
2,702	4.625%, 01/15/22 (e)	2,780
32,165	6.000%, 04/01/22 (e)	33,541

SEE NOTES TO FINANCIAL STATEMENTS.

152	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Hotels, Restaurants & Leisure — continued
	Boyd Gaming Corp.,
2,035	6.375%, 04/01/26	2,200
12,393	6.875%, 05/15/23	13,385
3,355	CCM Merger, Inc., 9.125%, 05/01/19 (e)	3,460
20,268	Chukchansi Economic Development Authority, 9.750%, 05/30/20 (d) (e)	8,512
12,937	Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.500%, 07/01/19 (e)	12,840
5,505	Eldorado Resorts, Inc., 7.000%, 08/01/23	5,849
18,345	ESH Hospitality, Inc., 5.250%, 05/01/25 (e)	18,505
7,215	Gateway Casinos & Entertainment Ltd., (Canada), 8.250%, 03/01/24 (e)	7,332
	GLP Capital LP,
23,380	5.375%, 11/01/23	25,075
9,245	5.375%, 04/15/26	9,673
10,620	Golden Nugget, Inc., 8.500%, 12/01/21 (e)	11,337
14,030	Hilton Domestic Operating Co., Inc., 4.250%, 09/01/24 (e)	13,876
7,322	Hilton Grand Vacations Borrower LLC, 6.125%, 12/01/24 (e)	7,725
	International Game Technology plc,
7,985	6.250%, 02/15/22 (e)	8,624
28,915	6.500%, 02/15/25 (e)	31,589
13,430	Jack Ohio Finance LLC, 6.750%, 11/15/21 (e)	13,934
	KFC Holding Co.,
11,010	5.000%, 06/01/24 (e)	11,303
10,010	5.250%, 06/01/26 (e)	10,348
10,397	Landry’s, Inc., 6.750%, 10/15/24 (e)	10,813
	MGM Resorts International,
13,083	4.625%, 09/01/26	12,789
32,430	6.000%, 03/15/23	35,349
22,000	6.625%, 12/15/21	24,557
3,000	6.750%, 10/01/20	3,307
9,615	7.750%, 03/15/22	11,225
21,796	NCL Corp. Ltd., 4.750%, 12/15/21 (e)	22,259
8,908	Sabre GLBL, Inc., 5.375%, 04/15/23 (e)	9,064
	Scientific Games International, Inc.,
12,000	7.000%, 01/01/22 (e)	12,750
24,350	10.000%, 12/01/22	25,841
25,187	Seminole Hard Rock Entertainment, Inc., 5.875%, 05/15/21 (e)	25,817
15,024	Shingle Springs Tribal Gaming Authority, 9.750%, 09/01/21 (e)	16,376
9,000	Six Flags Entertainment Corp., 4.875%, 07/31/24 (e)	9,090

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

	Hotels, Restaurants & Leisure — continued
3,000	Speedway Motorsports, Inc., 5.125%, 02/01/23	3,037
	Wynn Las Vegas LLC,
1,465	5.375%, 03/15/22	1,505
15,710	5.500%, 03/01/25 (e)	15,946

		491,613

	Household Durables — 0.7%
8,025	American Greetings Corp., 7.875%, 02/15/25 (e)	8,416
	CalAtlantic Group, Inc.,
6,285	5.375%, 10/01/22	6,599
18,840	5.875%, 11/15/24	20,206
14,782	M/I Homes, Inc., 6.750%, 01/15/21	15,521
	Mattamy Group Corp., (Canada),
12,695	6.500%, 11/15/20 (e)	13,044
3,169	6.875%, 12/15/23 (e)	3,312
	Tempur Sealy International, Inc.,
1,798	5.500%, 06/15/26	1,760
14,420	5.625%, 10/15/23	14,564
9,265	Toll Brothers Finance Corp., 5.625%, 01/15/24	9,844

		93,266

	Internet & Direct Marketing Retail — 0.1%
	Netflix, Inc.,
4,716	4.375%, 11/15/26 (e)	4,675
7,800	5.500%, 02/15/22	8,326
4,795	5.750%, 03/01/24	5,143

		18,144

	Media — 7.3%
	Altice Luxembourg SA, (Luxembourg),
5,572	7.625%, 02/15/25 (e)	5,948
24,863	7.750%, 05/15/22 (e)	26,448
	Altice US Finance I Corp.,
38,525	5.375%, 07/15/23 (e)	40,162
21,433	5.500%, 05/15/26 (e)	22,157
	AMC Entertainment Holdings, Inc.,
3,860	5.875%, 02/15/22	4,038
3,800	5.875%, 11/15/26 (e)	3,887
	AMC Networks, Inc.,
4,630	4.750%, 12/15/22	4,676
26,375	5.000%, 04/01/24	26,623
	Cablevision Systems Corp.,
32,935	8.000%, 04/15/20	36,393
3,068	8.625%, 09/15/17	3,164

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	153

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Media — continued
4,761	Cinemark USA, Inc., 5.125%, 12/15/22	4,904
	Clear Channel Worldwide Holdings, Inc.,
12,665	Series A, 6.500%, 11/15/22	12,792
2,650	Series A, 7.625%, 03/15/20	2,603
29,700	Series B, 6.500%, 11/15/22	30,758
20,551	Series B, 7.625%, 03/15/20	20,705
	CSC Holdings LLC,
17,643	5.500%, 04/15/27 (e)	18,150
24,135	6.750%, 11/15/21	26,549
9,601	8.625%, 02/15/19	10,615
	DISH DBS Corp.,
5,625	5.875%, 07/15/22	6,029
4,128	5.875%, 11/15/24	4,407
91,746	6.750%, 06/01/21	100,691
10,756	7.750%, 07/01/26	12,638
12,947	EMI Music Publishing Group North America Holdings, Inc., 7.625%, 06/15/24 (e)	14,209
	Gray Television, Inc.,
12,865	5.125%, 10/15/24 (e)	12,704
7,730	5.875%, 07/15/26 (e)	7,839
10,817	iHeartCommunications, Inc., 9.000%, 12/15/19	9,453
	Lamar Media Corp.,
6,325	5.000%, 05/01/23	6,530
1,425	5.375%, 01/15/24	1,486
8,075	5.750%, 02/01/26	8,681
9,255	Liberty Interactive LLC, 8.250%, 02/01/30	9,903
12,704	LIN Television Corp., 5.875%, 11/15/22	13,180
21,970	Live Nation Entertainment, Inc., 4.875%, 11/01/24 (e)	21,970
14,858	Mediacom Broadband LLC, 6.375%, 04/01/23	15,601
	Nexstar Broadcasting, Inc.,
8,845	5.625%, 08/01/24 (e)	9,044
3,895	6.125%, 02/15/22 (e)	4,075
37,585	Nielsen Finance LLC, 5.000%, 04/15/22 (e)	38,619
	Outfront Media Capital LLC,
8,651	5.625%, 02/15/24	9,084
15,319	5.875%, 03/15/25	16,104
5,436	Quebecor Media, Inc., (Canada), 5.750%, 01/15/23	5,796
3,825	Quebecor, Inc., (Canada), 9.750%, 01/15/16 (d)	—	(h)
	Regal Entertainment Group,
17,300	5.750%, 03/15/22	18,100
4,975	5.750%, 02/01/25	5,124

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

	Media — continued
	Sinclair Television Group, Inc.,
12,500	5.125%, 02/15/27 (e)	12,032
1,900	5.375%, 04/01/21	1,957
9,226	5.625%, 08/01/24 (e)	9,491
	Sirius XM Radio, Inc.,
16,599	4.625%, 05/15/23 (e)	16,972
20,665	5.375%, 04/15/25 (e)	21,137
6,198	5.750%, 08/01/21 (e)	6,457
	TEGNA, Inc.,
11,365	5.500%, 09/15/24 (e)	11,649
18,885	6.375%, 10/15/23	20,113
23,607	Unitymedia GmbH, (Germany), 6.125%, 01/15/25 (e)	24,964
18,540	Unitymedia Hessen GmbH & Co. KG, (Germany), 5.500%, 01/15/23 (e)	19,374
	Univision Communications, Inc.,
19,025	5.125%, 05/15/23 (e)	19,025
29,615	5.125%, 02/15/25 (e)	29,208
16,497	6.750%, 09/15/22 (e)	17,322
20,789	Videotron Ltd., (Canada), 5.375%, 06/15/24 (e)	22,166
	WMG Acquisition Corp.,
7,014	4.875%, 11/01/24 (e)	7,102
5,651	5.000%, 08/01/23 (e)	5,778
17,129	5.625%, 04/15/22 (e)	17,814
19,439	6.750%, 04/15/22 (e)	20,461
6,395	Ziggo Bond Finance BV, (Netherlands), 5.875%, 01/15/25 (e)	6,499
25,050	Ziggo Secured Finance BV, (Netherlands), 5.500%, 01/15/27 (e)	25,363

		966,723

	Multiline Retail — 0.4%
29,000	Dollar Tree, Inc., 5.750%, 03/01/23	30,667
16,490	JC Penney Corp., Inc., 5.875%, 07/01/23 (e)	16,521
17,300	Neiman Marcus Group Ltd. LLC, 8.000%, 10/15/21 (e)	10,856

		58,044

	Specialty Retail — 1.3%
6,857	Caleres, Inc., 6.250%, 08/15/23	7,183
	Claire’s Stores, Inc.,
11,275	6.125%, 03/15/20 (e)	4,750
32,700	9.000%, 03/15/19 (e)	15,042
5,000	Group 1 Automotive, Inc., 5.250%, 12/15/23 (e)	5,137
11,080	Guitar Center, Inc., 6.500%, 04/15/19 (e)	9,889

SEE NOTES TO FINANCIAL STATEMENTS.

154	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Specialty Retail — continued
4,156	Jo-Ann Stores LLC, 8.125%, 03/15/19 (e)	4,151
	L Brands, Inc.,
15,800	5.625%, 10/15/23	16,527
10,900	6.750%, 07/01/36	10,478
5,030	6.875%, 11/01/35	4,835
14,050	Party City Holdings, Inc., 6.125%, 08/15/23 (e)	14,401
33,709	Penske Automotive Group, Inc., 5.500%, 05/15/26	33,480
21,650	PetSmart, Inc., 7.125%, 03/15/23 (e)	21,244
5,060	Radio Systems Corp., 8.375%, 11/01/19 (e)	5,269
	Sally Holdings LLC,
9,950	5.500%, 11/01/23	10,099
7,650	5.625%, 12/01/25	7,784

		170,269

	Textiles, Apparel & Luxury Goods — 0.2%
	Hanesbrands, Inc.,
4,877	4.625%, 05/15/24 (e)	4,835
4,877	4.875%, 05/15/26 (e)	4,828
9,600	Levi Strauss & Co., 5.000%, 05/01/25	9,804

		19,467

	Total Consumer Discretionary	2,130,270

	Consumer Staples — 4.3%
	Beverages — 0.1%
8,820	Cott Beverages, Inc., (Canada), 6.750%, 01/01/20	9,118

	Food & Staples Retailing — 1.9%
	Albertsons Cos. LLC,
25,429	5.750%, 03/15/25 (e)	25,477
36,949	6.625%, 06/15/24 (e)	39,073
12,320	Ingles Markets, Inc., 5.750%, 06/15/23	12,720
	New Albertsons, Inc.,
11,882	7.450%, 08/01/29	11,674
1,500	7.750%, 06/15/26	1,496
14,069	8.000%, 05/01/31	13,964
8,944	8.700%, 05/01/30	9,190
3,978	Series C, 6.625%, 06/01/28	3,610
	Rite Aid Corp.,
36,766	6.125%, 04/01/23 (e)	38,959
8,000	6.750%, 06/15/21	8,340
442	Safeway, Inc., 5.000%, 08/15/19	451
	SUPERVALU, Inc.,
24,672	6.750%, 06/01/21	24,610
58,255	7.750%, 11/15/22	57,527

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — continued
5,675	Tops Holding LLC, 8.000%, 06/15/22 (e)	4,682
8,315	US Foods, Inc., 5.875%, 06/15/24 (e)	8,731

		260,504

	Food Products — 1.4%
19,378	Bumble Bee Holdings, Inc., 9.000%, 12/15/17 (e)	19,305
23,679	Dean Foods Co., 6.500%, 03/15/23 (e)	24,685
	JBS USA LUX SA, (Brazil),
5,670	5.750%, 06/15/25 (e)	5,840
29,785	5.875%, 07/15/24 (e)	31,125
38,681	7.250%, 06/01/21 (e)	39,841
13,448	7.250%, 06/01/21 (e)	13,852
7,184	Pilgrim’s Pride Corp., 5.750%, 03/15/25 (e)	7,382
	Post Holdings, Inc.,
21,974	5.000%, 08/15/26 (e)	21,164
10,811	5.500%, 03/01/25 (e)	11,027
9,826	5.750%, 03/01/27 (e)	9,943
2,000	8.000%, 07/15/25 (e)	2,255

		186,419

	Household Products — 0.4%
9,945	Central Garden & Pet Co., 6.125%, 11/15/23	10,616
12,772	Kronos Acquisition Holdings, Inc., (Canada), 9.000%, 08/15/23 (e)	13,043
	Spectrum Brands, Inc.,
20,311	5.750%, 07/15/25	21,623
9,304	6.125%, 12/15/24	9,901

		55,183

	Personal Products — 0.5%
30,644	Nature’s Bounty Co. (The), 7.625%, 05/15/21 (e)	32,368
5,825	Prestige Brands, Inc., 6.375%, 03/01/24 (e)	6,174
	Revlon Consumer Products Corp.,
10,083	5.750%, 02/15/21	10,159
15,060	6.250%, 08/01/24	15,474

		64,175

	Total Consumer Staples	575,399

	Energy — 12.4%
	Energy Equipment & Services — 3.2%
7,325	Archrock Partners LP, 6.000%, 10/01/22	7,307
8,400	CSI Compressco LP, 7.250%, 08/15/22	8,106
	Ensco plc,
2,298	4.500%, 10/01/24	1,976
4,798	5.200%, 03/15/25	4,246

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	155

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Energy Equipment & Services — continued
2,310	8.000%, 01/31/24 (e)	2,368
10,297	Nabors Industries, Inc., 5.500%, 01/15/23 (e)	10,625
	Noble Holding International Ltd., (United Kingdom),
967	5.250%, 03/15/42	643
6,316	6.200%, 08/01/40	4,958
8,007	7.750%, 01/15/24	7,787
19,543	Parker Drilling Co., 6.750%, 07/15/22	18,077
	Precision Drilling Corp., (Canada),
9,422	5.250%, 11/15/24	9,328
3,000	6.500%, 12/15/21	3,082
24,040	Rowan Cos., Inc., 7.375%, 06/15/25	24,942
16,769	Sea Trucks Group Ltd., (Nigeria), Reg. S, 9.000%, 03/26/18 (d) (e)	6,288
26,545	SESI LLC, 7.125%, 12/15/21	27,275
8,049	Summit Midstream Holdings LLC, 5.500%, 08/15/22	8,150
18,923	Transocean Proteus Ltd., 6.250%, 12/01/24 (e)	19,514
	Transocean, Inc.,
8,846	5.550%, 10/15/22	8,221
44,500	6.800%, 03/15/38	35,823
3,214	7.500%, 04/15/31	2,885
63,235	9.000%, 07/15/23 (e)	68,294
7,571	9.100%, 12/15/41	7,476
11,999	Trinidad Drilling Ltd., (Canada), 6.625%, 02/15/25 (e)	12,359
22,617	Unit Corp., 6.625%, 05/15/21	22,560
1,532	Weatherford International LLC, 6.800%, 06/15/37	1,444
	Weatherford International Ltd.,
5,412	4.500%, 04/15/22	5,175
5,260	5.950%, 04/15/42	4,405
11,246	6.500%, 08/01/36	10,374
3,222	6.750%, 09/15/40	2,932
14,330	7.000%, 03/15/38	13,506
2,702	7.750%, 06/15/21	2,915
7,938	8.250%, 06/15/23	8,613
40,300	9.875%, 02/15/24 (e)	46,547
5,780	Western Refining Logistics LP, 7.500%, 02/15/23	6,271

		424,472

	Oil, Gas & Consumable Fuels — 9.2%
	Antero Resources Corp.,
7,110	5.000%, 03/01/25 (e)	6,897

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
47,000	5.125%, 12/01/22	47,235
19,226	5.375%, 11/01/21	19,658
	Baytex Energy Corp., (Canada),
1,254	5.125%, 06/01/21 (e)	1,141
4,694	5.625%, 06/01/24 (e)	4,295
6,025	Blue Racer Midstream LLC, 6.125%, 11/15/22 (e)	6,130
74,885	California Resources Corp., 8.000%, 12/15/22 (e)	63,652
12,959	Callon Petroleum Co., 6.125%, 10/01/24 (e)	13,510
13,601	Cenovus Energy, Inc., (Canada), 6.750%, 11/15/39	15,373
	Cheniere Corpus Christi Holdings LLC,
703	5.875%, 03/31/25 (e)	744
14,050	7.000%, 06/30/24 (e)	15,736
	Chesapeake Energy Corp.,
17,442	4.875%, 04/15/22	15,628
5,308	5.750%, 03/15/23	4,844
13,836	6.125%, 02/15/21	13,386
15,000	8.000%, 01/15/25 (e)	14,906
19,889	Citgo Holding, Inc., 10.750%, 02/15/20 (e)	21,555
16,327	CITGO Petroleum Corp., 6.250%, 08/15/22 (e)	16,817
8,470	CONSOL Energy, Inc., 5.875%, 04/15/22	8,258
	Continental Resources, Inc.,
10,882	3.800%, 06/01/24	10,079
9,123	4.500%, 04/15/23	8,935
45,000	5.000%, 09/15/22	45,900
	Crestwood Midstream Partners LP,
1,175	6.000%, 12/15/20	1,209
9,092	6.125%, 03/01/22	9,399
8,085	6.250%, 04/01/23	8,388
	DCP Midstream Operating LP,
17,498	3.875%, 03/15/23	16,886
12,355	4.750%, 09/30/21 (e)	12,756
3,930	4.950%, 04/01/22	4,067
1,092	5.350%, 03/15/20 (e)	1,144
11,176	6.750%, 09/15/37 (e)	11,847
8,630	Diamondback Energy, Inc., 4.750%, 11/01/24 (e)	8,652
	Energy Transfer Equity LP,
1,320	5.500%, 06/01/27	1,398
34,016	5.875%, 01/15/24	36,567
1,000	7.500%, 10/15/20	1,124
8,048	EnLink Midstream Partners LP, 7.125%, 06/01/22	8,399

SEE NOTES TO FINANCIAL STATEMENTS.

156	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
	EP Energy LLC,
4,887	6.375%, 06/15/23	4,068
10,802	7.750%, 09/01/22	9,398
41,253	8.000%, 02/15/25 (e)	40,222
44,611	9.375%, 05/01/20	43,607
	Genesis Energy LP,
11,830	5.625%, 06/15/24	11,800
665	5.750%, 02/15/21	675
7,230	6.000%, 05/15/23	7,320
6,175	6.750%, 08/01/22	6,438
	Hilcorp Energy I LP,
13,966	5.000%, 12/01/24 (e)	13,372
18,000	5.750%, 10/01/25 (e)	17,865
12,496	Holly Energy Partners LP, 6.000%, 08/01/24 (e)	13,121
6,230	Martin Midstream Partners LP, 7.250%, 02/15/21	6,331
	MEG Energy Corp., (Canada),
23,194	6.375%, 01/30/23 (e)	20,585
33,132	6.500%, 03/15/21 (e)	33,877
21,948	6.500%, 01/15/25 (e)	21,454
11,252	7.000%, 03/31/24 (e)	10,127
6,844	Newfield Exploration Co., 5.750%, 01/30/22	7,306
	NGL Energy Partners LP,
1,794	5.125%, 07/15/19	1,799
12,333	6.125%, 03/01/25 (e)	12,302
7,048	6.875%, 10/15/21	7,255
6,155	NGPL PipeCo LLC, 9.625%, 06/01/19 (e)	6,401
	NuStar Logistics LP,
1,031	4.750%, 02/01/22	1,039
6,925	4.800%, 09/01/20	7,133
4,245	6.750%, 02/01/21	4,627
	Oasis Petroleum, Inc.,
12,336	6.500%, 11/01/21	12,552
6,322	6.875%, 03/15/22	6,448
	ONEOK, Inc.,
11,358	4.250%, 02/01/22	11,699
2,122	7.500%, 09/01/23	2,528
8,995	PBF Holding Co. LLC, 7.000%, 11/15/23	9,040
	Penn Virginia Corp.,
1,500	7.250%, 04/15/19 (d)	34
14,125	8.500%, 05/01/20 (d)	318
	QEP Resources, Inc.,
4,111	5.250%, 05/01/23	4,049
19,600	5.375%, 10/01/22	19,698
6,072	6.875%, 03/01/21	6,421

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
	Range Resources Corp.,
11,165	4.875%, 05/15/25	10,579
10,388	5.000%, 03/15/23 (e)	10,063
10,082	Rice Energy, Inc., 7.250%, 05/01/23	10,586
4,276	Rockies Express Pipeline LLC, 5.625%, 04/15/20 (e)	4,511
	RSP Permian, Inc.,
5,997	5.250%, 01/15/25 (e)	6,147
17,626	6.625%, 10/01/22	18,639
	SM Energy Co.,
23,700	5.000%, 01/15/24	22,219
8,833	5.625%, 06/01/25	8,358
1,599	6.500%, 01/01/23	1,603
5,708	Stone Energy Corp., 7.500%, 11/15/22 (d)	3,996
	Sunoco LP,
2,505	5.500%, 08/01/20	2,524
15,678	6.250%, 04/15/21	15,913
13,285	6.375%, 04/01/23	13,451
12,790	Tallgrass Energy Partners LP, 5.500%, 09/15/24 (e)	12,918
	Targa Resources Partners LP,
11,407	4.250%, 11/15/23	11,321
17,697	5.125%, 02/01/25 (e)	18,405
10,000	5.250%, 05/01/23	10,325
5,550	5.375%, 02/01/27 (e)	5,814
	Tesoro Corp.,
10,803	4.750%, 12/15/23 (e)	11,181
4,513	5.125%, 04/01/24	4,716
	Tesoro Logistics LP,
11,120	5.250%, 01/15/25	11,718
12,805	5.875%, 10/01/20	13,199
6,685	6.125%, 10/15/21	6,977
8,000	6.250%, 10/15/22	8,560
7,660	6.375%, 05/01/24	8,327
2,470	Ultra Petroleum Corp., (Canada), 6.125%, 10/01/24 (d)	1,853
7,920	W&T Offshore, Inc., 8.500%, 06/15/19	6,019
5,254	Western Refining, Inc., 6.250%, 04/01/21	5,431
	Whiting Petroleum Corp.,
31,662	5.000%, 03/15/19	31,939
9,425	5.750%, 03/15/21	9,378
	Williams Cos., Inc. (The),
12,645	3.700%, 01/15/23	12,392
1,280	4.550%, 06/24/24	1,299
9,960	5.750%, 06/24/44	10,060
6,533	7.750%, 06/15/31	7,725

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	157

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
939	Series A, 7.500%, 01/15/31	1,105
21,551	WPX Energy, Inc., 6.000%, 01/15/22	22,063

		1,218,738

	Total Energy	1,643,210

	Financials — 5.0%
	Banks — 2.1%
25,788	Bank of America Corp., Series AA, VAR, 6.100%, 03/17/25 (x) (y)	27,513
22,680	Barclays plc, (United Kingdom), VAR, 8.250%, 12/15/18 (x) (y)	24,069
	CIT Group, Inc.,
41,941	5.000%, 08/15/22	44,457
9,326	5.375%, 05/15/20	9,979
	Citigroup, Inc.,
18,720	Series R, VAR, 6.125%, 11/15/20 (x) (y)	19,797
7,910	Series T, VAR, 6.250%, 08/15/26 (x) (y)	8,611
	Credit Agricole SA, (France),
1,545	VAR, 6.625%, 09/23/19 (e) (x) (y)	1,526
15,770	VAR, 8.125%, 12/23/25 (e) (x) (y)	16,856
	Royal Bank of Scotland Group plc, (United Kingdom),
45,680	6.100%, 06/10/23	48,489
46,019	6.125%, 12/15/22	48,922
5,292	VAR, 7.500%, 08/10/20 (x) (y)	5,271
4,790	VAR, 8.625%, 08/15/21 (x) (y)	5,061
12,985	Societe Generale SA, (France), VAR, 7.375%, 09/13/21 (e) (x) (y)	13,147

		273,698

	Capital Markets — 0.2%
10,000	Goldman Sachs Group, Inc. (The), Series M, VAR, 5.375%, 05/10/20 (x) (y)	10,275
9,292	MSCI, Inc., 5.250%, 11/15/24 (e)	9,803

		20,078

	Consumer Finance — 1.3%
	Ally Financial, Inc.,
8,901	3.250%, 02/13/18	9,017
18,355	3.250%, 11/05/18	18,676
7,206	3.600%, 05/21/18	7,332
8,000	4.125%, 03/30/20	8,270
38,854	4.125%, 02/13/22	39,728
38,247	4.625%, 05/19/22	39,777
11,345	4.625%, 03/30/25	11,600
20,994	8.000%, 11/01/31	25,823

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

	Consumer Finance — continued
	Springleaf Finance Corp.,
5,917	7.750%, 10/01/21	6,323
10,793	8.250%, 12/15/20	11,859

		178,405

	Diversified Financial Services — 0.7%
29,139	ACE Cash Express, Inc., 11.000%, 02/01/19 (e)	27,464
22,746	CNG Holdings, Inc., 9.375%, 05/15/20 (e)	20,528
7,730	Plaza Drive, 6.700%, 09/01/20	7,653
4,698	Intelsat Connect Finance SA, (Luxembourg), 12.500%, 04/01/22 (e)	4,122
	Nationstar Mortgage LLC,
16,249	6.500%, 07/01/21	16,614
6,635	6.500%, 06/01/22	6,685
7,757	7.875%, 10/01/20	8,087
5,120	Nielsen Co. Luxembourg SARL (The), 5.500%, 10/01/21 (e)	5,323

		96,476

	Insurance — 0.4%
20,270	CNO Financial Group, Inc., 5.250%, 05/30/25	20,878
4,762	Fidelity & Guaranty Life Holdings, Inc., 6.375%, 04/01/21 (e)	4,798
11,527	Liberty Mutual Group, Inc., 7.800%, 03/15/37 (e)	13,314
11,400	NFP Corp., 9.000%, 07/15/21 (e)	12,053

		51,043

	Thrifts & Mortgage Finance — 0.3%
26,329	Quicken Loans, Inc., 5.750%, 05/01/25 (e)	25,934
13,737	Radian Group, Inc., 7.000%, 03/15/21	15,317

		41,251

	Total Financials	660,951

	Health Care — 8.4%
	Health Care Equipment & Supplies — 0.9%
	Alere, Inc.,
5,366	6.375%, 07/01/23 (e)	5,446
17,428	6.500%, 06/15/20	17,515
250	7.250%, 07/01/18	253
17,430	Hologic, Inc., 5.250%, 07/15/22 (e)	18,171
	Mallinckrodt International Finance SA,
1,067	3.500%, 04/15/18	1,070
2,784	4.750%, 04/15/23	2,478
9,330	5.500%, 04/15/25 (e)	8,677
24,661	5.625%, 10/15/23 (e)	23,674
10,414	5.750%, 08/01/22 (e)	10,206

SEE NOTES TO FINANCIAL STATEMENTS.

158	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Health Care Equipment & Supplies — continued
8,564	Sterigenics-Nordion Holdings LLC, 6.500%, 05/15/23 (e)	8,757
	Teleflex, Inc.,
5,000	4.875%, 06/01/26	5,037
9,785	5.250%, 06/15/24	10,103

		111,387

	Health Care Providers & Services — 5.3%
	Acadia Healthcare Co., Inc.,
17,455	5.625%, 02/15/23	18,153
8,830	6.500%, 03/01/24	9,382
8,100	AMN Healthcare, Inc., 5.125%, 10/01/24 (e)	8,242
	Centene Corp.,
10,306	4.750%, 05/15/22	10,680
16,330	4.750%, 01/15/25	16,799
10,589	5.625%, 02/15/21	11,145
13,415	6.125%, 02/15/24	14,555
	Community Health Systems, Inc.,
2,061	5.125%, 08/15/18	2,074
6,811	5.125%, 08/01/21	6,692
12,837	6.875%, 02/01/22	11,280
13,871	7.125%, 07/15/20	13,039
	DaVita, Inc.,
18,915	5.000%, 05/01/25	19,032
17,138	5.125%, 07/15/24	17,492
8,500	5.750%, 08/15/22	8,861
	Envision Healthcare Corp.,
13,898	5.125%, 07/01/22 (e)	14,228
21,317	5.625%, 07/15/22	22,196
	Fresenius Medical Care US Finance II, Inc., (Germany),
4,205	4.125%, 10/15/20 (e)	4,310
6,455	4.750%, 10/15/24 (e)	6,631
4,281	5.625%, 07/31/19 (e)	4,570
10,276	5.875%, 01/31/22 (e)	11,214
2,075	6.500%, 09/15/18 (e)	2,194
10,235	Fresenius Medical Care US Finance, Inc., (Germany), 5.750%, 02/15/21 (e)	11,143
11,585	HCA Holdings, Inc., 6.250%, 02/15/21	12,613
	HCA, Inc.,
11,028	3.750%, 03/15/19	11,304
9,680	4.250%, 10/15/19	10,067
12,385	4.500%, 02/15/27	12,354
11,871	5.000%, 03/15/24	12,509
16,185	5.250%, 04/15/25	17,277
12,340	5.250%, 06/15/26	13,050

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — continued
41,340	5.375%, 02/01/25	43,252
10,440	5.875%, 03/15/22	11,523
19,145	5.875%, 02/15/26	20,514
11,356	6.500%, 02/15/20	12,461
21,198	7.500%, 02/15/22	24,457
31,155	Series 1, 5.875%, 05/01/23	33,881
37,416	IASIS Healthcare LLC, 8.375%, 05/15/19	36,574
7,529	LifePoint Health, Inc., 5.500%, 12/01/21	7,835
39,314	MPH Acquisition Holdings LLC, 7.125%, 06/01/24 (e)	42,361
21,500	Team Health Holdings, Inc., 6.375%, 02/01/25 (e)	21,339
	Tenet Healthcare Corp.,
16,318	4.375%, 10/01/21	16,440
17,561	4.500%, 04/01/21	17,780
5,725	4.750%, 06/01/20	5,839
8,164	5.500%, 03/01/19	8,259
19,145	6.000%, 10/01/20	20,294
5,204	6.250%, 11/01/18	5,510
6,208	6.750%, 02/01/20	6,317
13,840	6.750%, 06/15/23	13,719
5,160	7.500%, 01/01/22 (e)	5,586
12,807	8.000%, 08/01/20	13,095
4,949	8.125%, 04/01/22	5,196

		705,318

	Health Care Technology — 0.5%
	Change Healthcare Holdings, Inc.,
20,170	6.000%, 02/15/21 (e)	21,481
11,853	11.000%, 12/31/19	12,179
	Quintiles IMS, Inc.,
14,095	4.875%, 05/15/23 (e)	14,500
13,185	5.000%, 10/15/26 (e)	13,383

		61,543

	Pharmaceuticals — 1.7%
14,025	Celtic Pharma Phinco BV, VAR, 17.000%, 06/15/12 (d)	1
	Concordia International Corp., (Canada),
38,285	7.000%, 04/15/23 (e)	14,931
4,916	9.000%, 04/01/22 (e)	4,326
9,500	9.500%, 10/21/22 (e)	4,133
	Endo Finance LLC,
5,000	5.375%, 01/15/23 (e)	4,425
11,763	5.750%, 01/15/22 (e)	10,910
7,185	7.250%, 01/15/22 (e)	6,956

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	159

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Pharmaceuticals — continued
	Endo Ltd.,
20,050	6.000%, 07/15/23 (e)	18,446
8,650	6.000%, 02/01/25 (e)	7,731
	Valeant Pharmaceuticals International, Inc.,
24,825	5.375%, 03/15/20 (e)	22,249
3,444	5.500%, 03/01/23 (e)	2,777
44,612	5.875%, 05/15/23 (e)	35,885
22,995	6.375%, 10/15/20 (e)	20,925
13,500	6.750%, 08/15/18 (e)	13,298
14,248	6.750%, 08/15/21 (e)	12,859
23,718	7.000%, 10/01/20 (e)	22,117
20,212	7.250%, 07/15/22 (e)	18,191
11,237	7.500%, 07/15/21 (e)	10,317

		230,477

	Total Health Care	1,108,725

	Industrials — 10.7%
	Aerospace & Defense — 1.8%
	Arconic, Inc.,
18,585	5.125%, 10/01/24	19,189
4,866	5.400%, 04/15/21	5,212
6,943	5.870%, 02/23/22	7,532
8,641	5.900%, 02/01/27	9,257
7,034	5.950%, 02/01/37	7,201
10,575	6.150%, 08/15/20	11,580
15,659	6.750%, 01/15/28	17,225
	Bombardier, Inc., (Canada),
6,425	4.750%, 04/15/19 (e)	6,594
13,043	6.000%, 10/15/22 (e)	13,043
18,005	6.125%, 01/15/23 (e)	18,005
4,762	7.500%, 03/15/25 (e)	4,935
30,460	8.750%, 12/01/21 (e)	33,734
	Orbital ATK, Inc.,
3,485	5.250%, 10/01/21	3,598
7,230	5.500%, 10/01/23	7,519
	TransDigm, Inc.,
6,940	5.500%, 10/15/20	7,070
19,136	6.000%, 07/15/22	19,686
8,435	6.375%, 06/15/26 (e)	8,520
26,582	6.500%, 07/15/24	27,446
10,318	6.500%, 05/15/25 (e)	10,563

		237,909

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

	Air Freight & Logistics — 0.2%
	XPO Logistics, Inc.,
5,555	6.125%, 09/01/23 (e)	5,833
17,435	6.500%, 06/15/22 (e)	18,307

		24,140

	Airlines — 0.2%
12,300	American Airlines Group, Inc., 5.500%, 10/01/19 (e)	12,761
13,355	United Continental Holdings, Inc., 5.000%, 02/01/24	13,305

		26,066

	Building Products — 1.0%
7,179	Airxcel, Inc., 8.500%, 02/15/22 (e)	7,394
12,365	Masonite International Corp., 5.625%, 03/15/23 (e)	12,767
11,589	NCI Building Systems, Inc., 8.250%, 01/15/23 (e)	12,603
	Standard Industries, Inc.,
13,145	5.000%, 02/15/27 (e)	13,408
14,175	5.375%, 11/15/24 (e)	14,570
6,250	5.500%, 02/15/23 (e)	6,500
27,160	6.000%, 10/15/25 (e)	28,858
37,127	Summit Materials LLC, 6.125%, 07/15/23	38,612

		134,712

	Chemicals — 0.1%
18,333	Unifrax I LLC, 7.500%, 02/15/19 (e)	18,287

	Commercial Services & Supplies — 2.5%
7,598	ACCO Brands Corp., 5.250%, 12/15/24 (e)	7,693
59,749	ADT Corp. (The), 4.125%, 06/15/23	57,508
7,630	Covanta Holding Corp., 5.875%, 03/01/24	7,744
26,774	Garda World Security Corp., (Canada), 7.250%, 11/15/21 (e)	25,636
	Harland Clarke Holdings Corp.,
5,000	6.875%, 03/01/20 (e)	5,050
9,000	8.375%, 08/15/22 (e)	9,298
35,289	ILFC E-Capital Trust I, VAR, 4.670%, 12/21/65 (e)	33,172
32,786	ILFC E-Capital Trust II, VAR, 4.920%, 12/21/65 (e)	30,573
15,250	Jaguar Holding Co. II, 6.375%, 08/01/23 (e)	16,413
	Park Aerospace Holdings Ltd., (Ireland),
8,607	5.250%, 08/15/22 (e)	8,973
9,051	5.500%, 02/15/24 (e)	9,460
69,690	Prime Security Services Borrower LLC, 9.250%, 05/15/23 (e)	76,398

SEE NOTES TO FINANCIAL STATEMENTS.

160	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Commercial Services & Supplies — continued
8,000	Quad/Graphics, Inc., 7.000%, 05/01/22	7,980
	Quebecor World Capital Corp.,
6,815	0.000%, 03/15/16 (d)	—	(h)
8,325	6.125%, 01/15/16 (d)	—	(h)
865	Quebecor World Capital ULC, 6.125%, 01/15/16 (d)	—	(h)
	West Corp.,
11,172	4.750%, 07/15/21 (e)	11,451
21,728	5.375%, 07/15/22 (e)	20,870

		328,219

	Construction & Engineering — 0.9%
	AECOM,
30,000	5.125%, 03/15/27 (e)	30,485
44,500	5.875%, 10/15/24	48,616
28,597	MasTec, Inc., 4.875%, 03/15/23	28,597
11,857	Tutor Perini Corp., 7.625%, 11/01/18	11,916

		119,614

	Electrical Equipment — 1.1%
17,890	EnerSys, 5.000%, 04/30/23 (e)	18,203
13,010	International Wire Group, Inc., 10.750%, 08/01/21 (e)	12,620
	Novelis Corp.,
20,780	5.875%, 09/30/26 (e)	21,377
17,545	6.250%, 08/15/24 (e)	18,598
	Sensata Technologies BV,
11,128	4.875%, 10/15/23 (e)	11,364
3,520	5.000%, 10/01/25 (e)	3,573
2,101	5.625%, 11/01/24 (e)	2,217
59,222	Vertiv Group Corp., 9.250%, 10/15/24 (e)	63,589

		151,541

	Machinery — 1.0%
12,887	ATS Automation Tooling Systems, Inc., (Canada), 6.500%, 06/15/23 (e)	13,467
18,736	BlueLine Rental Finance Corp., 7.000%, 02/01/19 (e)	19,111
31,500	Bluewater Holding BV, (Netherlands), Reg. S, 10.000%, 12/10/19 (e)	22,995
2,055	Gates Global LLC, 6.000%, 07/15/22 (e)	2,070
31,836	Navistar International Corp., 8.250%, 11/01/21	32,154
	Oshkosh Corp.,
3,850	5.375%, 03/01/22	4,009
5,796	5.375%, 03/01/25	6,006

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

	Machinery — continued
26,574	Terex Corp., 5.625%, 02/01/25 (e)	27,272

		127,084

	Marine — 0.2%
25,641	Shelf Drilling Holdings Ltd., (United Arab Emirates), 9.500%, 11/02/20 (e)	24,359
26,212	Ultrapetrol Bahamas Ltd., (Bahamas), 8.875%, 06/15/21 (d)	5,243

		29,602

	Professional Services — 0.0% (g)
4,420	IHS Markit Ltd., 4.750%, 02/15/25 (e)	4,555

	Road & Rail — 0.3%
	Ashtead Capital, Inc., (United Kingdom),
16,049	5.625%, 10/01/24 (e)	17,012
14,610	6.500%, 07/15/22 (e)	15,281

		32,293

	Trading Companies & Distributors — 1.4%
23,225	Ahern Rentals, Inc., 7.375%, 05/15/23 (e)	21,599
	Aircastle Ltd.,
8,902	5.125%, 03/15/21	9,503
12,115	5.500%, 02/15/22	13,069
11,184	H&E Equipment Services, Inc., 7.000%, 09/01/22	11,771
22,124	HD Supply, Inc., 5.750%, 04/15/24 (e)	23,396
	United Rentals North America, Inc.,
5,035	4.625%, 07/15/23	5,168
12,450	5.500%, 07/15/25	13,135
3,660	5.500%, 05/15/27	3,741
25,125	5.750%, 11/15/24	26,633
19,090	5.875%, 09/15/26	20,068
8,488	6.125%, 06/15/23	8,912
10,890	Univar USA, Inc., 6.750%, 07/15/23 (e)	11,408
13,240	WESCO Distribution, Inc., 5.375%, 06/15/24	13,637

		182,040

	Total Industrials	1,416,062

	Information Technology — 5.5%
	Communications Equipment — 0.8%
21,877	Alcatel-Lucent USA, Inc., (France), 6.450%, 03/15/29	24,174
	Avaya, Inc.,
11,661	7.000%, 04/01/19 (d) (e)	9,314
12,463	10.500%, 03/01/21 (d) (e)	3,427
10,787	CommScope Technologies Finance LLC, 6.000%, 06/15/25 (e)	11,542

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	161

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Communications Equipment — continued
	CommScope, Inc.,
2,513	4.375%, 06/15/20 (e)	2,579
10,830	5.000%, 06/15/21 (e)	11,155
11,781	5.500%, 06/15/24 (e)	12,340
14,524	Goodman Networks, Inc., 12.125%, 07/01/18	5,810
	Nokia OYJ, (Finland),
6,517	5.375%, 05/15/19	6,892
6,936	6.625%, 05/15/39	7,404
7,150	Plantronics, Inc., 5.500%, 05/31/23 (e)	7,279

		101,916

	Electronic Equipment, Instruments & Components — 0.2%
5,030	Belden, Inc., 5.250%, 07/15/24 (e)	5,049
	CDW LLC,
8,492	5.000%, 09/01/23	8,747
8,001	5.500%, 12/01/24	8,401
2,695	6.000%, 08/15/22	2,853

		25,050

	Internet Software & Services — 0.3%
19,555	Genesys Telecommunications Laboratories, Inc., 10.000%, 11/30/24 (e)	21,266
4,800	Match Group, Inc., 6.375%, 06/01/24	5,184
7,401	Rackspace Hosting, Inc., 8.625%, 11/15/24 (e)	7,799
2,933	VeriSign, Inc., 5.250%, 04/01/25	3,054
7,398	Zayo Group LLC, 5.750%, 01/15/27 (e)	7,822

		45,125

	IT Services — 0.8%
	Alliance Data Systems Corp.,
9,550	5.375%, 08/01/22 (e)	9,502
5,475	5.875%, 11/01/21 (e)	5,667
	First Data Corp.,
25,600	5.000%, 01/15/24 (e)	26,143
6,105	5.375%, 08/15/23 (e)	6,349
25,071	5.750%, 01/15/24 (e)	25,980
32,612	7.000%, 12/01/23 (e)	35,058

		108,699

	Semiconductors & Semiconductor Equipment — 1.1%
6,897	Advanced Micro Devices, Inc., 7.000%, 07/01/24	7,365
	Micron Technology, Inc.,
22,696	5.250%, 08/01/23 (e)	22,895
4,815	5.250%, 01/15/24 (e)	4,875

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — continued
9,338	5.500%, 02/01/25	9,641
5,558	5.625%, 01/15/26 (e)	5,711
1,775	5.875%, 02/15/22	1,853
5,206	7.500%, 09/15/23 (e)	5,805
6,534	Microsemi Corp., 9.125%, 04/15/23 (e)	7,530
	NXP BV, (Netherlands),
10,909	4.125%, 06/15/20 (e)	11,347
20,027	4.125%, 06/01/21 (e)	20,773
11,426	4.625%, 06/15/22 (e)	12,140
2,430	5.750%, 02/15/21 (e)	2,501
1,795	5.750%, 03/15/23 (e)	1,894
12,030	Qorvo, Inc., 6.750%, 12/01/23	13,113
6,367	Sensata Technologies UK Financing Co. plc, 6.250%, 02/15/26 (e)	6,860
13,030	Versum Materials, Inc., 5.500%, 09/30/24 (e)	13,633

		147,936

	Software — 1.1%
19,474	Camelot Finance SA, 7.875%, 10/15/24 (e)	20,740
5,663	CURO Financial Technologies Corp., 12.000%, 03/01/22 (e)	5,812
12,091	Infor Software Parent LLC, 7.125% (cash), 05/01/21 (e) (v)	12,423
	Infor US, Inc.,
12,295	5.750%, 08/15/20 (e)	12,756
17,462	6.500%, 05/15/22	18,160
6,609	Informatica LLC, 7.125%, 07/15/23 (e)	6,411
4,533	Nuance Communications, Inc., 5.375%, 08/15/20 (e)	4,638
	Open Text Corp., (Canada),
7,385	5.625%, 01/15/23 (e)	7,745
13,634	5.875%, 06/01/26 (e)	14,316
15,995	Solera LLC, 10.500%, 03/01/24 (e)	18,234
4,630	SS&C Technologies Holdings, Inc., 5.875%, 07/15/23	4,896
15,341	Symantec Corp., 5.000%, 04/15/25 (e)	15,746

		141,877

	Technology Hardware, Storage & Peripherals — 1.2%
	Diamond 1 Finance Corp.,
135	3.480%, 06/01/19 (e)	138
6,868	4.420%, 06/15/21 (e)	7,207
20,333	5.450%, 06/15/23 (e)	21,966
20,028	5.875%, 06/15/21 (e)	21,188
20,333	6.020%, 06/15/26 (e)	22,420
15,375	7.125%, 06/15/24 (e)	16,988

SEE NOTES TO FINANCIAL STATEMENTS.

162	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Technology Hardware, Storage & Peripherals — continued
25,065	Diebold Nixdorf, Inc., 8.500%, 04/15/24	27,509
	EMC Corp.,
13,424	2.650%, 06/01/20	13,083
1,000	3.375%, 06/01/23	956
3,142	NCR Corp., 5.000%, 07/15/22	3,217
	Western Digital Corp.,
10,942	7.375%, 04/01/23 (e)	11,967
15,432	10.500%, 04/01/24	18,036

		164,675

	Total Information Technology	735,278

	Materials — 10.1%
	Chemicals — 2.8%
5,000	Ashland LLC, 6.875%, 05/15/43	5,350
	Blue Cube Spinco, Inc.,
27,175	9.750%, 10/15/23	32,406
44,810	10.000%, 10/15/25	54,444
	CF Industries, Inc.,
5,473	4.500%, 12/01/26 (e)	5,606
18,572	5.150%, 03/15/34	17,597
3,470	5.375%, 03/15/44	3,080
60,166	CVR Partners LP, 9.250%, 06/15/23 (e)	64,378
15,349	GCP Applied Technologies, Inc., 9.500%, 02/01/23 (e)	17,418
58,075	Hexion, Inc., 6.625%, 04/15/20	54,010
7,048	Koppers, Inc., 6.000%, 02/15/25 (e)	7,330
9,310	Momentive Performance Materials USA, Inc., 8.875%, 10/15/20 (d)	—	(h)
12,595	Momentive Performance Materials, Inc., 3.880%, 10/24/21	12,343
10,435	NOVA Chemicals Corp., (Canada), 5.250%, 08/01/23 (e)	10,722
6,050	Nufarm Australia Ltd., (Australia), 6.375%, 10/15/19 (e)	6,231
38,473	PolyOne Corp., 5.250%, 03/15/23	39,627
19,566	Rain CII Carbon LLC, 8.000%, 12/01/18 (e)	19,541
	Scotts Miracle-Gro Co. (The),
3,720	5.250%, 12/15/26 (e)	3,799
10,280	6.000%, 10/15/23	10,955
5,690	Valvoline, Inc., 5.500%, 07/15/24 (e)	6,003

		370,840

	Construction Materials — 1.3%
	Cemex Finance LLC, (Mexico),
3,329	6.000%, 04/01/24 (e)	3,433
14,100	9.375%, 10/12/22 (e)	15,299

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

	Construction Materials — continued
	Cemex SAB de CV, (Mexico),
40,437	5.700%, 01/11/25 (e)	41,549
49,385	6.125%, 05/05/25 (e)	51,647
37,003	7.750%, 04/16/26 (e)	41,395
	US Concrete, Inc.,
12,321	6.375%, 06/01/24	13,029
505	6.375%, 06/01/24 (e)	534

		166,886

	Containers & Packaging — 1.5%
12,000	Ardagh Packaging Finance plc, (Ireland), 4.625%, 05/15/23 (e)	12,212
	Ball Corp.,
2,991	4.000%, 11/15/23	2,987
5,000	5.000%, 03/15/22	5,294
11,740	5.250%, 07/01/25	12,459
	Berry Plastics Corp.,
20,950	5.125%, 07/15/23	21,579
7,000	5.500%, 05/15/22	7,297
	Cascades, Inc., (Canada),
5,740	5.500%, 07/15/22 (e)	5,826
7,655	5.750%, 07/15/23 (e)	7,808
2,707	Constar International, Inc., 11.000%, 12/31/17 (d)	13
13,985	Crown Americas LLC, 4.250%, 09/30/26 (e)	13,478
4,046	Flex Acquisition Co., Inc., 6.875%, 01/15/25 (e)	4,137
	Graphic Packaging International, Inc.,
7,745	4.750%, 04/15/21	8,152
3,230	4.875%, 11/15/22	3,367
	Owens-Brockway Glass Container, Inc.,
5,890	5.000%, 01/15/22 (e)	6,126
10,403	5.375%, 01/15/25 (e)	10,728
4,350	5.875%, 08/15/23 (e)	4,671
1,802	6.375%, 08/15/25 (e)	1,956
	Reynolds Group Issuer, Inc., (New Zealand),
10,695	5.125%, 07/15/23 (e)	11,083
7,385	5.750%, 10/15/20	7,607
6,222	6.875%, 02/15/21	6,393
	Sealed Air Corp.,
5,000	4.875%, 12/01/22 (e)	5,169
27,767	5.125%, 12/01/24 (e)	29,017
10,344	5.250%, 04/01/23 (e)	10,861

		198,220

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	163

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Metals & Mining — 4.3%
17,305	AK Steel Corp., 7.500%, 07/15/23	18,906
11,567	Alcoa Nederland Holding BV, 6.750%, 09/30/24 (e)	12,579
	Aleris International, Inc.,
1,203	7.875%, 11/01/20	1,191
10,740	9.500%, 04/01/21 (e)	11,490
	Anglo American Capital plc, (United Kingdom),
16,100	4.125%, 04/15/21 (e)	16,586
10,922	4.125%, 09/27/22 (e)	11,113
5,023	4.450%, 09/27/20 (e)	5,259
25,315	4.875%, 05/14/25 (e)	26,265
	ArcelorMittal, (Luxembourg),
19,067	6.125%, 06/01/25	21,426
71,338	7.000%, 02/25/22	81,147
2,900	7.750%, 03/01/41	3,291
5,270	8.000%, 10/15/39	6,140
3,280	10.850%, 06/01/19	3,846
8,908	Coeur Mining, Inc., 7.875%, 02/01/21	9,198
19,218	Commercial Metals Co., 4.875%, 05/15/23	19,650
11,364	Constellium NV, (Netherlands), 6.625%, 03/01/25 (e)	11,307
	Freeport-McMoRan, Inc.,
23,610	3.100%, 03/15/20	23,131
17,745	3.550%, 03/01/22	16,457
45,745	3.875%, 03/15/23	42,085
5,129	4.000%, 11/14/21	4,924
1,776	5.400%, 11/14/34	1,558
30,704	5.450%, 03/15/43	26,252
18,956	Hecla Mining Co., 6.875%, 05/01/21	19,572
5,125	HudBay Minerals, Inc., (Canada), 7.250%, 01/15/23 (e)	5,471
6,185	Kaiser Aluminum Corp., 5.875%, 05/15/24	6,494
	Lundin Mining Corp., (Canada),
12,045	7.500%, 11/01/20 (e)	12,798
12,235	7.875%, 11/01/22 (e)	13,397
	New Gold, Inc., (Canada),
7,191	6.250%, 11/15/22 (e)	7,263
5,001	7.000%, 04/15/20 (e)	5,088
3,763	Peabody Securities Finance Corp., 6.000%, 03/31/22 (e)	3,838
	Steel Dynamics, Inc.,
6,100	5.000%, 12/15/26 (e)	6,298
2,465	5.125%, 10/01/21	2,542
7,600	5.250%, 04/15/23	7,915
12,330	5.500%, 10/01/24	13,070
8,892	6.375%, 08/15/22	9,292

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — continued
	Teck Resources Ltd., (Canada),
12,910	3.000%, 03/01/19	13,222
9,070	4.750%, 01/15/22	9,422
8,060	5.400%, 02/01/43	7,677
14,925	6.000%, 08/15/40	14,962
18,479	6.125%, 10/01/35	19,126
1,920	8.000%, 06/01/21 (e)	2,134
7,421	8.500%, 06/01/24 (e)	8,664
10,885	United States Steel Corp., 8.375%, 07/01/21 (e)	12,246

		574,292

	Paper & Forest Products — 0.2%
	Clearwater Paper Corp.,
6,395	4.500%, 02/01/23	6,267
6,719	5.375%, 02/01/25 (e)	6,702
17,460	Hardwoods Acquisition, Inc., 7.500%, 08/01/21 (e)	15,452
6,530	NWH Escrow Corp., 7.500%, 08/01/21 (e)	5,714

		34,135

	Total Materials	1,344,373

	Real Estate — 0.8%
	Equity Real Estate Investment Trusts (REITs) — 0.8%
12,561	Communications Sales & Leasing, Inc., 6.000%, 04/15/23 (e)	13,189
11,555	DuPont Fabros Technology LP, 5.875%, 09/15/21	12,046
	Equinix, Inc.,
2,065	4.875%, 04/01/20	2,117
7,608	5.375%, 01/01/22	8,036
18,333	5.375%, 04/01/23	19,020
4,294	5.750%, 01/01/25	4,552
10,601	5.875%, 01/15/26	11,323
	Iron Mountain, Inc.,
18,544	5.750%, 08/15/24	19,031
10,396	6.000%, 10/01/20 (e)	10,919
6,980	MGM Growth Properties Operating Partnership LP, 5.625%, 05/01/24 (e)	7,381

	Total Real Estate	107,614

	Telecommunication Services — 11.7%
	Diversified Telecommunication Services — 8.1%
	Altice Financing SA, (Luxembourg),
10,515	6.500%, 01/15/22 (e)	10,975
18,292	6.625%, 02/15/23 (e)	19,252
22,385	7.500%, 05/15/26 (e)	24,036

SEE NOTES TO FINANCIAL STATEMENTS.

164	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Diversified Telecommunication Services — continued
	CCO Holdings LLC,
10,205	5.125%, 05/01/27 (e)	10,600
19,193	5.500%, 05/01/26 (e)	20,369
43,560	5.750%, 02/15/26 (e)	46,609
82,023	5.875%, 04/01/24 (e)	87,970
8,696	Cincinnati Bell, Inc., 7.000%, 07/15/24 (e)	9,196
10,226	Consolidated Communications, Inc., 6.500%, 10/01/22	10,200
157,817	Embarq Corp., 7.995%, 06/01/36	158,335
	Frontier Communications Corp.,
40,235	6.250%, 09/15/21	38,424
36,831	8.500%, 04/15/20	39,087
37,639	9.250%, 07/01/21	39,709
23,241	10.500%, 09/15/22	24,200
42,097	11.000%, 09/15/25	42,308
	Hughes Satellite Systems Corp.,
25,148	5.250%, 08/01/26 (e)	25,557
7,496	6.625%, 08/01/26 (e)	7,800
	Intelsat Jackson Holdings SA, (Luxembourg),
18,782	5.500%, 08/01/23	15,566
10,020	7.250%, 04/01/19	9,594
16,942	7.250%, 10/15/20	15,671
17,400	7.500%, 04/01/21	15,921
36,545	8.000%, 02/15/24 (e)	39,560
	Level 3 Financing, Inc.,
8,658	5.125%, 05/01/23	8,831
6,514	5.250%, 03/15/26 (e)	6,595
3,655	5.375%, 01/15/24	3,756
29,377	5.375%, 05/01/25	30,332
15,676	5.625%, 02/01/23	16,185
	Qwest Capital Funding, Inc.,
7,892	6.875%, 07/15/28	7,507
7,023	7.750%, 02/15/31	6,654
5,575	Qwest Corp., 7.250%, 09/15/25	6,062
	SBA Communications Corp.,
13,205	4.875%, 07/15/22	13,485
3,580	4.875%, 09/01/24 (e)	3,562
	SFR Group SA, (France),
50,605	6.000%, 05/15/22 (e)	52,503
11,702	6.250%, 05/15/24 (e)	11,877
19,702	7.375%, 05/01/26 (e)	20,416
	Sprint Capital Corp.,
5,540	6.875%, 11/15/28	5,928
18,285	6.900%, 05/01/19	19,479
36,103	8.750%, 03/15/32	43,324

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — continued
20,477	UPCB Finance IV Ltd., (Netherlands), 5.375%, 01/15/25 (e)	20,938
	Virgin Media Finance plc, (United Kingdom),
9,250	5.250%, 02/15/22	8,649
18,422	6.375%, 04/15/23 (e)	19,343
5,175	Virgin Media Secured Finance plc, (United Kingdom), 5.250%, 01/15/26 (e)	5,233
1,284	Wind Acquisition Finance SA, (Italy), 7.375%, 04/23/21 (e)	1,337
	Windstream Services LLC,
6,638	7.500%, 06/01/22	6,572
6,606	7.500%, 04/01/23	6,341
	Zayo Group LLC,
19,230	6.000%, 04/01/23	20,336
10,000	6.375%, 05/15/25	10,775

		1,066,959

	Wireless Telecommunication Services — 3.6%
22,219	SoftBank Group Corp., (Japan), 4.500%, 04/15/20 (e)	22,969
	Sprint Communications, Inc.,
26,985	7.000%, 03/01/20 (e)	29,481
22,520	7.000%, 08/15/20	24,293
1,805	8.375%, 08/15/17	1,855
37,611	9.000%, 11/15/18 (e)	41,184
4,305	9.250%, 04/15/22	5,306
5,758	11.500%, 11/15/21	7,248
	Sprint Corp.,
35,996	7.125%, 06/15/24	38,865
17,249	7.250%, 09/15/21	18,801
47,130	7.625%, 02/15/25	52,550
35,854	7.875%, 09/15/23	39,888
	T-Mobile USA, Inc.,
2,836	5.250%, 09/01/18	2,868
7,620	6.000%, 03/01/23	8,058
25,275	6.000%, 04/15/24	26,981
14,660	6.125%, 01/15/22	15,532
12,564	6.250%, 04/01/21	13,004
16,845	6.375%, 03/01/25	18,108
5,562	6.500%, 01/15/24	5,976
11,207	6.500%, 01/15/26	12,314
31,650	6.625%, 04/01/23	33,612
15,458	6.633%, 04/28/21	16,079
25,018	6.731%, 04/28/22	26,019
17,390	6.836%, 04/28/23	18,564

		479,555

	Total Telecommunication Services	1,546,514

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	165

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Utilities — 3.6%
	Electric Utilities — 0.2%
28,488	Terraform Global Operating LLC, 9.750%, 08/15/22 (e)	31,906
	Texas Competitive Electric Holdings Co. LLC,
153,570	8.500%, 05/01/20 (d)	492
15,375	11.500%, 10/01/20 (d)	49

		32,447

	Gas Utilities — 1.0%
	AmeriGas Partners LP,
9,132	5.500%, 05/20/25	9,258
7,632	5.625%, 05/20/24	7,899
7,858	5.750%, 05/20/27	7,897
5,356	5.875%, 08/20/26	5,530
6,514	Ferrellgas LP, 6.750%, 06/15/23	6,318
6,578	PBF Logistics LP, 6.875%, 05/15/23	6,693
	Rose Rock Midstream LP,
6,565	5.625%, 07/15/22	6,450
6,417	5.625%, 11/15/23	6,257
	Sabine Pass Liquefaction LLC,
35,254	5.625%, 03/01/25	38,691
9,090	5.750%, 05/15/24	10,064
14,402	5.875%, 06/30/26 (e)	16,129
12,275	Summit Midstream Holdings LLC, 5.750%, 04/15/25	12,459

		133,645

	Independent Power & Renewable Electricity Producers — 2.4%
	AES Corp.,
3,000	4.875%, 05/15/23	2,979
10,165	5.500%, 04/15/25	10,292
4,000	6.000%, 05/15/26	4,120
	Calpine Corp.,
20,308	5.250%, 06/01/26 (e)	20,613
10,700	5.500%, 02/01/24	10,593
9,821	5.750%, 01/15/25	9,718
18,000	5.875%, 01/15/24 (e)	18,990
	Dynegy, Inc.,
31,544	5.875%, 06/01/23	28,547
6,000	7.375%, 11/01/22	5,895
11,750	7.625%, 11/01/24	11,162
19,770	8.000%, 01/15/25 (e)	18,782
37,214	GenOn Energy, Inc., 9.875%, 10/15/20	27,352
	NRG Energy, Inc.,
14,220	6.250%, 05/01/24	14,220

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE($)

		Independent Power & Renewable Electricity Producers — continued
10,000		6.625%, 03/15/23	10,125
29,946		6.625%, 01/15/27 (e)	29,422
		NRG Yield Operating LLC,
16,850		5.000%, 09/15/26 (e)	16,513
15,000		5.375%, 08/15/24	15,375
12,114		Pattern Energy Group, Inc., 5.875%, 02/01/24 (e)	12,432
		Talen Energy Supply LLC,
7,603		4.625%, 07/15/19 (e)	7,394
10,579		6.500%, 06/01/25	8,675
		TerraForm Power Operating LLC,
15,357		SUB, 6.375%, 02/01/23 (e)	15,895
12,640		SUB, 6.625%, 06/15/25 (e)	13,272

			312,366

		Total Utilities	478,458

		Total Corporate Bonds (Cost $11,449,650)	11,746,854

SHARES
Common Stocks — 0.5%
		Consumer Discretionary — 0.0% (g)
		Media — 0.0% (g)
—	(h)	New Cotai LLC, Class B (a) (e)	975

		Specialty Retail — 0.0% (g)
116		Nebraska Book Holdings, Inc. (a)	3

		Total Consumer Discretionary	978

		Energy — 0.1%
		Oil, Gas & Consumable Fuels — 0.1%
214		Penn Virginia Corp. (a)	10,426

		Total Energy	10,426

		Financials — 0.0% (g)
		Diversified Financial Services — 0.0% (g)
9,055		Adelphia Recovery Trust (a)	—	(h)

		Insurance — 0.0% (g)
7,076		ACC Claims Holdings LLC (a)	71

		Total Financials	71

		Materials — 0.0% (g)
		Containers & Packaging — 0.0% (g)
58		Constar International, Inc., Class A (a)	—	(h)

		Telecommunication Services — 0.0% (g)
		Wireless Telecommunication Services — 0.0% (g)
1,491		NII Holdings, Inc. (a)	2,982

SEE NOTES TO FINANCIAL STATEMENTS.

166	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Utilities — 0.4%
	Electric Utilities — 0.4%
2,797	Vistra Energy Corp.	45,197

	Independent Power & Renewable Electricity Producers — 0.0% (g)
100	Dynegy, Inc. (a)	804

	Total Utilities	46,001

	Total Common Stocks (Cost $78,309)	60,458

Convertible Preferred Stock — 0.0% (g)
	Consumer Discretionary — 0.0% (g)
	Automobiles — 0.0% (g)
973	General Motors Co., 5.250%, 03/06/32 (Cost $—)	—	(h)

Preferred Stocks — 0.3%
	Consumer Discretionary — 0.0% (g)
	Automobiles — 0.0% (g)
	General Motors Co.,
50	0.684%, 06/01/49	—	(h)
953	6.250%, 07/15/33	—	(h)
548	7.250%, 02/15/52	—	(h)
246	7.250%, 04/15/41	—	(h)
404	7.375%, 05/15/48	—	(h)
47	7.375%, 10/01/51	—	(h)
284	Motors Liquidation Co. 0.000%, 07/15/41	—	(h)

		—	(h)

	Media — 0.0% (g)
1	Spanish Broadcasting System, Inc., Series B, 10.750%, 04/19/17 ($1,000 par value) @	506

	Total Consumer Discretionary	506

	Financials — 0.3%
	Consumer Finance — 0.1%
260	GMAC Capital Trust I, Series 2, VAR, 6.824%, 02/15/40 ($25 par value)	6,687

	Insurance — 0.2%
107	Hartford Financial Services Group, Inc. (The), VAR, 7.875%, 04/15/42 ($25 par value)	3,258
34	XLIT Ltd., (Ireland), Series D, VAR, 4.143%, 04/17/17 ($1,000 par value) @	29,098

		32,356

	Total Financials	39,043

	Materials — 0.0% (g)
	Containers & Packaging — 0.0% (g)
6	Constar International, Inc., Class A (a)	—	(h)

	Total Preferred Stocks (Cost $38,297)	39,549

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Assignments — 4.8%
	Consumer Discretionary — 1.3%
	Automobiles — 0.0% (g)
6,351	Chrysler Group LLC, Tranche B Term Loan, VAR, 3.280%, 12/31/18	6,357

	Hotels, Restaurants & Leisure — 0.3%
12,653	Graton Economic Development Authority, Incremental Term B Loan, VAR, 4.779%, 09/01/22	12,779
10,893	Intrawest Operations Group LLC, Initial Term Loan, VAR, 4.500%, 12/09/20 ^	10,975
6,917	Landry’s, Inc., 1st Lien Term Loan, VAR, 4.029%, 09/22/23	6,988
4,618	Scientific Games Corp., Initial Term Loan, VAR, 4.845%, 10/18/20	4,689

		35,431

	Leisure Products — 0.4%
14,900	Delta 2 Sarl, 2nd Lien Facility, VAR, 8.068%, 07/29/22	14,921
17,670	Delta 2 Sarl, USD Facility B-3, VAR, 5.068%, 07/30/21	17,712
19,898	FGI Operating Co. LLC, Term B Loan, VAR, 5.500%, 04/19/19 ^	19,135

		51,768

	Media — 0.4%
37,355	iHeartCommunications, Inc., Term Loan D, VAR, 7.531%, 01/30/19	32,414
20,104	iHeartCommunications, Inc., Tranche E Term Loan, VAR, 8.281%, 07/30/19	17,390
3,130	MTL Publishing LLC, Term B-4 Loan, VAR, 3.527%, 08/22/22	3,143
1,975	Tribune Media Co., Term Loan B, VAR, 3.781%, 12/27/20	1,975

		54,922

	Specialty Retail — 0.2%
38,397	J. Crew Group, Inc., Initial Loan, VAR, 4.000%, 03/05/21 ^	21,908

	Total Consumer Discretionary	170,386

	Consumer Staples — 0.3%
	Food & Staples Retailing — 0.2%
32,345	Moran Foods LLC, Term Loan B, VAR, 7.000%, 11/29/23	32,062

	Food Products — 0.0% (g)
3,619	Hearthside Group Holdings LLC, 1st Lien Term Loan B, VAR, 4.000%, 06/21/21	3,637

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	167

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Assignments — continued
	Personal Products — 0.1%
8,218	Revlon Consumer Products Corp., Term Loan B, VAR, 4.281%, 09/07/23	8,262

	Total Consumer Staples	43,961

	Energy — 1.3%
	Energy Equipment & Services — 0.1%
8,003	Floatel International Ltd., Initial Term Loan, (Bermuda), VAR, 6.000%, 06/27/20 ^	6,996

	Oil, Gas & Consumable Fuels — 1.2%
2,709	Alon USA Partners LP, MLP Term Loans, VAR, 9.250%, 11/26/18	2,709
20,272	California Resources Corp., 1st Lien Second Out Term Loan, VAR, 11.375%, 08/05/21	22,840
34,771	Chesapeake Energy Corp., 1st Lien Last Out, VAR, 8.553%, 08/23/21 ^	37,552
56,598	Gulf Finance LLC, 1st Lien Term Loan B, VAR, 6.250%, 07/27/23	57,423
26,357	MEG Energy Corp., 1st Lien Term B Loan, (Canada), VAR, 4.540%, 12/31/23 ^	26,499
6,381	Peabody Energy Corp., Term Loan, VAR, 4.250%, 09/24/20 (d)	6,454
5,657	Sabine Oil & Gas Corp., Term Loan, VAR, 12.000%, 12/31/18 (d) ^	156
11,384	Western Refining, Inc., 1st Lien Term Loan B, VAR, 5.500%, 06/23/23	11,426

		165,059

	Total Energy	172,055

	Financials — 0.3%
	Capital Markets — 0.2%
26,177	Lightstone Group LLC, Term Loan B, VAR, 6.539%, 12/31/23	26,548
2,493	Lightstone Group LLC, Term Loan C, VAR, 6.539%, 12/31/23	2,528

		29,076

	Consumer Finance — 0.1%
14,519	Sears Roebuck Acceptance Corp., Term Loan, VAR, 5.500%, 06/30/18	14,365

	Total Financials	43,441

	Health Care — 0.1%
	Pharmaceuticals — 0.1%
19,284	Concordia Healthcare Corp., Initial Dollar Term Loan, (Canada), VAR, 5.250%, 10/21/21	15,726

	Industrials — 0.3%
	Air Freight & Logistics — 0.1%
7,685	XPO Logistics, Inc., Term loan, VAR, 4.250%, 10/31/21	7,747

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — 0.1%
10,772	Cortes NP Acquisition Corp., 1st Lien Term Loan B, VAR, 6.030%, 11/30/23	10,848

	Machinery — 0.1%
16,525	Onex Wizard Acquisition Co. II S.C.A., Initial Dollar Term Loan, (Luxembourg), VAR, 4.000%, 03/11/22	16,701

	Marine — 0.0% (g)
2,576	Drillships Ocean Ventures, Inc., Term Loan, VAR, 5.563%, 07/25/21	2,383

	Total Industrials	37,679

	Information Technology — 0.7%
	Communications Equipment — 0.2%
4,200	Avaya, Inc., DIP Term Loan, VAR, 4.983%, 01/19/18 (d)	4,333
6,145	Avaya, Inc., Term Loan B-3 Extending Tranche, VAR, 5.537%, 10/26/17 ^	4,871
8,660	Avaya, Inc., Term Loan B-6, VAR, 6.532%, 03/31/18 (d)	6,897
18,385	Avaya, Inc., Term Loan B-7, VAR, 6.282%, 05/29/20 (d)	14,676

		30,777

	Internet Software & Services — 0.1%
5,045	Genesys Telecommunications Laboratories, Inc., Term Loan B, VAR, 5.025%, 12/01/23	5,103

	IT Services — 0.2%
	First Data Corp., Term Loan,
22,467	VAR, 3.779%, 03/24/21	22,660
4,138	VAR, 3.779%, 07/08/22	4,165

		26,825

	Semiconductors & Semiconductor Equipment — 0.1%
11,031	Microsemi Corp., Closing Date Term B Loan, VAR, 3.031%, 01/15/23	11,106
6,236	ON Semiconductor Corp., 1st Lien Term Loan B, VAR, 4.031%, 03/31/23	6,290

		17,396

	Software — 0.0% (g)
4,514	Infor US, Inc., Tranche B-6 Term Loan, VAR, 3.750%, 02/01/22	4,517

	Technology Hardware, Storage & Peripherals — 0.1%
7,551	Dell Software Group, Term Loan, VAR, 7.000%, 09/15/22	7,678

	Total Information Technology	92,296

SEE NOTES TO FINANCIAL STATEMENTS.

168	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Assignments — continued
	Materials — 0.1%
	Containers & Packaging — 0.1%
934	Ardagh Holdings USA, Inc., New Term Loan, VAR, 4.009%, 12/17/19	937
4,203	Berry Plastics Corp., Term Loan K, VAR, 3.022%, 02/08/20	4,222
7,352	Viskase Corp., Inc., Initial Term Loan, VAR, 4.377%, 01/30/21	7,095

	Total Materials	12,254

	Telecommunication Services — 0.1%
	Diversified Telecommunication Services — 0.1%
3,661	Cincinnati Bell, Inc., Term Loan, VAR, 4.000%, 09/10/20	3,690
8,451	Consolidated Communications, Inc., Term Loan B-2, VAR, 4.000%, 10/05/23 ^	8,499

		12,189

	Wireless Telecommunication Services — 0.0% (g)
4,993	Syniverse Holdings, Inc., Initial Term Loan, VAR, 4.039%, 04/23/19	4,549
3,411	Syniverse Holdings, Inc., Tranche B Term Loan, VAR, 4.000%, 04/23/19	3,082

		7,631

	Total Telecommunication Services	19,820

	Utilities — 0.3%
	Electric Utilities — 0.3%
27,641	Texas Competitive Electric Holdings Co. LLC, Term Loan, VAR, 3.531%, 08/04/23	27,765
6,304	Texas Competitive Electric Holdings Co. LLC, Term Loan C, VAR, 3.531%, 08/04/23	6,333
	Total Utilities	34,098

	Total Loan Assignments (Cost $652,097)	641,716

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Utilities — 0.0% (g)
	Electric Utilities — 0.0% (g)
2,797	Vistra Energy Corp., expiring 12/31/49 (a) (Cost $—)	3,356

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE($)
Warrants — 0.0% (g)
	Consumer Discretionary — 0.0% (g)
	Specialty Retail — 0.0% (g)
112	Nebraska Book Co., Inc., expiring 06/29/19 (Strike Price $1) (a)	—	(h)
52	Nebraska Book Holdings, Inc., expiring 06/29/19 (Strike Price $1) (a)	—	(h)

	Total Warrants (Cost $2)	—	(h)

PRINCIPAL AMOUNT($)
Short-Term Investments— 3.3%
	U.S. Treasury Obligations — 0.1%
	U.S. Treasury Bill,
4,200	0.449%, 03/23/17 (k) (n)	4,199
7,490	0.623%, 06/22/17 (k) (n)	7,477

	Total U.S. Treasury Obligations (Cost $11,674)	11,676

SHARES
	Investment Company — 3.2%
425,612	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.450% (b) (l) (Cost $425,612)	425,612

	Total Short-Term Investments (Cost $437,286)	437,288

	Total Investments — 97.6% (Cost $12,676,575)	12,950,626
	Other Assets in Excess of Liabilities — 2.4%	311,421

	NET ASSETS — 100.0%	$13,262,047

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	169

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017

(Amounts in thousands)

Centrally Cleared Credit Default Swaps — Sell Protection [1]

Credit Indices:

REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF FEBRUARY 28, 2017 [2]	NOTIONAL AMOUNT [3]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [4]
CDX.NA.HY.27-V2	5.000% quarterly	12/20/21	3.161%	235,000	$20,235	$(12,249)

[1]

The Fund, as a seller of credit protection, receives periodic payments and may also receive or pay an upfront premium from or to the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

[2]

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.

[3]	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
[4]

Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

SEE NOTES TO FINANCIAL STATEMENTS.

170	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 5.2%
378	Air Canada Pass-Through Trust, (Canada), Series 2013-1, Class A, 4.125%, 05/15/25 (e)	389
	Ally Auto Receivables Trust,
458	Series 2015-1, Class A3, 1.390%, 09/16/19	458
509	Series 2016-1, Class A3, 1.470%, 04/15/20	509
800	Series 2016-2, Class A3, 1.350%, 05/15/20	798
	American Airlines Pass-Through Trust,
60	Series 2011-1, Class A, 5.250%, 01/31/21	64
786	Series 2013-2, Class A, 4.950%, 01/15/23	839
126	Series 2016-2, Class A, 3.650%, 06/15/28	125
282	Series 2017-1, Class AA, 3.650%, 02/15/29	285
	American Express Credit Account Master Trust,
1,847	Series 2014-2, Class A, 1.260%, 01/15/20	1,848
619	Series 2014-3, Class A, 1.490%, 04/15/20	620
600	Series 2017-1, Class A, 1.930%, 09/15/22	601
206	AmeriCredit Automobile Receivables, Series 2015-4, Class A3, 1.700%, 07/08/20	206
	AmeriCredit Automobile Receivables Trust,
428	Series 2016-2, Class A3, 1.600%, 11/09/20	427
117	Series 2017-1, Class A3, 1.870%, 08/18/21	117
1,250	AXIS Equipment Finance Receivables IV LLC, Series 2016-1A, Class A, 2.210%, 11/20/21 (e)	1,244
584	B2R Mortgage Trust, Series 2015-1, Class A1, 2.524%, 05/15/48 (e)	578
	BMW Vehicle Lease Trust,
1,500	Series 2015-2, Class A3, 1.400%, 09/20/18	1,501
290	Series 2016-2, Class A3, 1.430%, 09/20/19	289
193	BMW Vehicle Owner Trust, Series 2014-A, Class A3, 0.970%, 11/26/18	192
463	Cabela’s Credit Card Master Note Trust, Series 2015-2, Class A1, 2.250%, 07/17/23	465
	Capital Auto Receivables Asset Trust,
1,600	Series 2015-1, Class A3, 1.610%, 06/20/19	1,603
617	Series 2015-2, Class A3, 1.730%, 09/20/19	618
231	CarFinance Capital Auto Trust, Series 2015-1A, Class A, 1.750%, 06/15/21 (e)	232
	CarMax Auto Owner Trust,
9	Series 2013-4, Class A3, 0.800%, 07/16/18	9
689	Series 2014-2, Class A3, 0.980%, 01/15/19	688
509	Series 2015-2, Class A3, 1.370%, 03/16/20	509
337	Series 2016-1, Class A3, 1.610%, 11/16/20	336
711	Series 2016-2, Class A3, 1.520%, 02/16/21	709
540	Series 2016-4, Class A3, 1.400%, 08/15/21	536
1,454	Series 2017-1, Class A3, 1.980%, 11/15/21	1,460
883	Chrysler Capital Auto Receivables Trust, Series 2016-AA, Class A3, 1.770%, 10/15/20 (e)	884

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Citibank Credit Card Issuance Trust,
3,200	Series 2014-A8, Class A8, 1.730%, 04/09/20	3,211
1,120	Series 2016-A1, Class A1, 1.750%, 11/19/21	1,118
	CNH Equipment Trust,
98	Series 2013-D, Class A3, 0.770%, 10/15/18	98
124	Series 2014-A, Class A3, 0.840%, 05/15/19	124
506	Series 2014-B, Class A3, 0.910%, 05/15/19	506
20	Consumer Credit Origination Loan Trust, Series 2015-1, Class A, 2.820%, 03/15/21 (e)	20
302	Continental Airlines Pass-Through Trust, Series 2007-1, Class A, 5.983%, 04/19/22	337
	CPS Auto Receivables Trust,
69	Series 2014-B, Class A, 1.110%, 11/15/18 (e)	69
203	Series 2014-C, Class A, 1.310%, 02/15/19 (e)	203
293	Series 2014-D, Class A, 1.490%, 04/15/19 (e)	293
735	Series 2015-B, Class A, 1.650%, 11/15/19 (e)	735
340	Series 2016-B, Class A, 2.070%, 11/15/19 (e)	341
978	Credit Acceptance Auto Loan Trust, Series 2014-2A, Class A, 1.880%, 03/15/22 (e)	979
6	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-CF2, Class 1A2, SUB, 5.150%, 01/25/43 (e)	6
	Delta Air Lines Pass-Through Trust,
27	Series 2010-2, Class A, 4.950%, 05/23/19	28
54	Series 2011-1, Class A, 5.300%, 04/15/19	57
366	Series 2012-1, Class A, 4.750%, 05/07/20	383
1,500	Discover Card Execution Note Trust, Series 2015-A3, Class A, 1.450%, 03/15/21	1,497
413	DT Auto Owner Trust, Series 2016-2A, Class A, 1.730%, 08/15/19 (e)	413
	Exeter Automobile Receivables Trust,
76	Series 2015-1A, Class A, 1.600%, 06/17/19 (e)	76
459	Series 2015-3A, Class A, 2.000%, 03/16/20 (e)	460
318	Fifth Third Auto Trust, Series 2015-1, Class A3, 1.420%, 03/16/20	318
1,272	FirstKey Lending Trust, Series 2015-SFR1, Class A, 2.553%, 03/09/47 (e)	1,265
	Flagship Credit Auto Trust,
277	Series 2014-2, Class A, 1.430%, 12/16/19 (e)	277

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	171

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
319	Series 2015-1, Class A, 1.630%, 06/15/20 (e)	319
501	Series 2016-2, Class A1, 2.280%, 05/15/20 (e)	502
	Ford Credit Auto Owner Trust,
314	Series 2014-B, Class A3, 0.900%, 10/15/18	313
564	Series 2014-C, Class A3, 1.060%, 05/15/19	564
499	Series 2015-A, Class A3, 1.280%, 09/15/19	499
564	Series 2015-B, Class A3, 1.160%, 11/15/19	563
585	Series 2015-C, Class A3, 1.410%, 02/15/20	585
373	Series 2016-B, Class A3, 1.330%, 10/15/20	371
755	Series 2017-A, Class A3, 1.670%, 06/15/21	755
1,274	GCAT, Series 2015-2, Class A1, SUB, 3.750%, 07/25/20 (e)	1,276
191	GLC Trust, Series 2014-A, Class A, 3.000%, 07/15/21 (e)	188
	GLS Auto Receivables Trust,
530	Series 2015-1A, Class A, 2.250%, 12/15/20 (e)	531
732	Series 2016-1A, Class A, 2.730%, 10/15/20 (e)	733
	GM Financial Automobile Leasing Trust,
904	Series 2015-1, Class A3, 1.530%, 09/20/18	905
974	Series 2015-3, Class A3, 1.690%, 03/20/19	975
248	Series 2016-2, Class A3, 1.620%, 09/20/19	248
572	GMAT Trust, Series 2013-1A, Class A, SUB, 6.967%, 11/25/43 (e)	573
231	Green Tree Agency Advance Funding Trust I, Series 2016-T1, Class AT1, 2.380%, 10/15/48 (e)	229
	Harley-Davidson Motorcycle Trust,
1,498	Series 2015-1, Class A3, 1.410%, 06/15/20	1,498
716	Series 2015-2, Class A3, 1.300%, 03/16/20	716
	Honda Auto Receivables Owner Trust,
483	Series 2015-1, Class A3, 1.050%, 10/15/18	482
389	Series 2016-1, Class A3, 1.220%, 12/18/19	388
392	Series 2016-3, Class A3, 1.160%, 05/18/20	390
	Hyundai Auto Receivables Trust,
71	Series 2014-A, Class A3, 0.790%, 07/16/18	71
476	Series 2014-B, Class A3, 0.900%, 12/17/18	476
436	Series 2015-A, Class A3, 1.050%, 04/15/19	436
343	Series 2015-C, Class A3, 1.460%, 02/18/20	343
	John Deere Owner Trust,
590	Series 2014-B, Class A3, 1.070%, 11/15/18	589
384	Series 2015-B, Class A3, 1.440%, 10/15/19	384
1,199	Lendmark Funding Trust, Series 2016-A, Class A, 4.820%, 08/21/23 (e)	1,227

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

392	Mercedes-Benz Auto Receivables Trust, Series 2016-1, Class A3, 1.260%, 02/16/21	389
237	Nationstar HECM Loan Trust, Series 2016-3A, Class A, 2.013%, 08/25/26 (e)	238
771	Nissan Auto Lease Trust, Series 2015-A, Class A3, 1.400%, 06/15/18	772
	Nissan Auto Receivables Owner Trust,
96	Series 2013-C, Class A3, 0.670%, 08/15/18	96
184	Series 2014-A, Class A3, 0.720%, 08/15/18	184
309	Series 2014-B, Class A3, 1.110%, 05/15/19	309
823	Series 2015-C, Class A3, 1.370%, 05/15/20	821
305	Series 2016-B, Class A3, 1.320%, 01/15/21	303
	OneMain Financial Issuance Trust,
341	Series 2014-1A, Class A, 2.430%, 06/18/24 (e)	341
795	Series 2014-2A, Class A, 2.470%, 09/18/24 (e)	795
1,295	Series 2015-1A, Class A, 3.190%, 03/18/26 (e)	1,307
1,750	Series 2015-2A, Class A, 2.570%, 07/18/25 (e)	1,749
73	PFS Tax Lien Trust, Series 2014-1, 1.440%, 05/15/29 (e)	72
1,100	Purchasing Power Funding LLC, Series 2015-A, Class A2, 4.750%, 12/15/19 (e)	1,111
98	RAMP Trust, Series 2006-RZ1, Class A3, VAR, 1.078%, 03/25/36	98
145	Saxon Asset Securities Trust, Series 2003-1, Class AF6, SUB, 4.795%, 06/25/33	146
486	SoFi Consumer Loan Program LLC, Series 2016-2A, Class A, 3.090%, 10/27/25 (e)	486
391	Sprint Spectrum Co. LLC, 3.360%, 09/20/21 (e)	392
	Toyota Auto Receivables Owner Trust,
48	Series 2014-A, Class A3, 0.670%, 12/15/17	48
212	Series 2014-C, Class A3, 0.930%, 07/16/18	212
600	Series 2016-A, Class A3, 1.250%, 03/16/20	598
348	Series 2016-B, Class A3, 1.300%, 04/15/20	347
670	Series 2016-D, Class A3, 1.230%, 10/15/20	665
877	Trafigura Securitisation Finance plc, (Ireland), Series 2014-1A, Class A, VAR, 1.720%, 10/15/18 (e)	876
488	Volkswagen Auto Lease Trust, Series 2015-A, Class A3, 1.250%, 12/20/17	488
87	Volkswagen Auto Loan Enhanced Trust, Series 2013-2, Class A3, 0.700%, 04/20/18	87
614	VOLT L LLC, Series 2016-NP10, Class A1, SUB, 3.500%, 09/25/46 (e)	611

SEE NOTES TO FINANCIAL STATEMENTS.

172	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
940	VOLT LIV LLC, Series 2017-NPL1, Class A1, SUB, 3.500%, 02/25/47 (e)	940
143	VOLT NPL X LLC, Series 2014-NPL8, Class A1, SUB, 3.375%, 10/26/54 (e)	143
882	VOLT XL LLC, Series 2015-NP14, Class A1, SUB, 4.375%, 11/27/45 (e)	887
324	VOLT XLVII LLC, Series 2016-NPL7, Class A1, SUB, 3.750%, 06/25/46 (e)	324
233	VOLT XXII LLC, Series 2015-NPL4, Class A1, SUB, 3.500%, 02/25/55 (e)	233
464	VOLT XXIV LLC, Series 2015-NPL6, Class A1, SUB, 3.500%, 02/25/55 (e)	465
1,235	VOLT XXV LLC, Series 2015-NPL8, Class A1, SUB, 3.500%, 06/26/45 (e)	1,235
794	VOLT XXVI LLC, Series 2014-NPL6, Class A1, SUB, 3.125%, 09/25/43 (e)	793
836	VOLT XXVII LLC, Series 2014-NPL7, Class A1, SUB, 3.375%, 08/27/57 (e)	835
528	VOLT XXX LLC, Series 2015-NPL1, Class A1, SUB, 3.625%, 10/25/57 (e)	529
423	VOLT XXXI LLC, Series 2015-NPL2, Class A1, SUB, 3.375%, 02/25/55 (e)	423
1,020	VOLT XXXIII LLC, Series 2015-NPL5, Class A1, SUB, 3.500%, 03/25/55 (e)	1,022
709	VOLT XXXV LLC, Series 2015-NPL9, Class A1, SUB, 3.500%, 06/26/45 (e)	710
465	VOLT XXXV, Series 2016-NPL9, Class A1, SUB, 3.500%, 09/25/46 (e)	463
159	Westgate Resorts LLC, Series 2015-1A, Class A, 2.750%, 05/20/27 (e)	157
956	Westlake Automobile Receivables Trust, Series 2016-1A, Class A2A, 1.820%, 01/15/19 (e)	957
	World Omni Auto Receivables Trust,
363	Series 2015-A, Class A3, 1.340%, 05/15/20	364
1,286	Series 2015-B, Class A3, 1.490%, 12/15/20	1,285
1,093	World Omni Automobile Lease Securitization Trust, Series 2015-A, Class A3, 1.540%, 10/15/18	1,094

	Total Asset-Backed Securities (Cost $75,316)	75,482

Collateralized Mortgage Obligations — 14.8%
533	Bear Stearns ALT-A Trust, Series 2004-6, Class 1A, VAR, 1.418%, 07/25/34	525
14	CHL Mortgage Pass-Through Trust, Series 2004-8, Class 2A1, 4.500%, 06/25/19	14
	Citigroup Mortgage Loan Trust, Inc.,
31	Series 2003-1, Class 3A4, 5.250%, 09/25/33	31
69	Series 2004-HYB4, Class WA, VAR, 3.456%, 12/25/34	69

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

42		Credit Suisse First Boston Mortgage Securities Corp., Series 2003-27, Class 5A4, 5.250%, 11/25/33	43
		FHLMC REMIC,
25		Series 1578, Class K, 6.900%, 09/15/23	27
216		Series 2110, Class PG, 6.000%, 01/15/29	246
—	(h)	Series 2427, Class LW, 6.000%, 03/15/17	—	(h)
34		Series 2436, Class MC, 7.000%, 04/15/32	38
41		Series 2441, Class GF, 6.500%, 04/15/32	48
245		Series 2505, Class D, 5.500%, 09/15/32	267
872		Series 2525, Class AM, 4.500%, 04/15/32	940
125		Series 2544, Class KE, 5.500%, 12/15/32	140
303		Series 2557, Class HL, 5.300%, 01/15/33	332
4		Series 2558, Class BD, 5.000%, 01/15/18	4
21		Series 2564, Class NK, 5.000%, 02/15/18	22
94		Series 2575, Class PE, 5.500%, 02/15/33	106
388		Series 2586, Class WG, 4.000%, 03/15/33	410
2		Series 2594, Class JB, 4.500%, 04/15/18	2
15		Series 2595, Class HJ, 5.000%, 03/15/23	15
327		Series 2596, Class QD, 4.000%, 03/15/33	344
81		Series 2611, Class KH, 5.000%, 05/15/18	82
368		Series 2621, Class QH, 5.000%, 05/15/33	395
497		Series 2624, Class QH, 5.000%, 06/15/33	548
1,249		Series 2626, Class JC, 5.000%, 06/15/23	1,324
472		Series 2632, Class AB, 4.500%, 06/15/18	480
21		Series 2648, Class BK, 5.000%, 07/15/33	22
38		Series 2649, Class PJ, 3.500%, 06/15/33	39
11		Series 2649, Class QH, 4.500%, 07/15/18	11
227		Series 2649, Class WB, 3.500%, 07/15/23	233
784		Series 2673, Class PE, 5.500%, 09/15/33	865
947		Series 2685, Class DT, 5.000%, 10/15/23	1,027
218		Series 2687, Class JH, 5.000%, 10/15/23	232
623		Series 2696, Class DG, 5.500%, 10/15/33	689
69		Series 2699, Class TC, 4.000%, 11/15/18	70
1,421		Series 2701, Class AC, 5.000%, 11/15/23	1,517
284		Series 2725, Class TA, 4.500%, 12/15/33	314
673		Series 2733, Class ME, 5.000%, 01/15/34	737
11		Series 2744, Class TU, 5.500%, 05/15/32	11
1		Series 2750, Class JB, 4.500%, 02/15/19	1
168		Series 2752, Class JB, 4.500%, 02/15/19	172
150		Series 2760, Class KT, 4.500%, 09/15/32	157
227		Series 2764, Class UE, 5.000%, 10/15/32	231
263		Series 2768, Class PK, 5.000%, 03/15/34	288
84		Series 2773, Class OC, 5.000%, 04/15/19	86

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	173

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
25	Series 2804, Class AM, 5.000%, 03/15/34	25
70	Series 2828, Class JE, 4.500%, 07/15/19	72
14	Series 2843, Class BC, 5.000%, 08/15/19	14
135	Series 2864, Class NB, 5.500%, 07/15/33	139
133	Series 2875, Class HB, 4.000%, 10/15/19	136
379	Series 2899, Class HB, 4.000%, 12/15/19	387
76	Series 2910, Class BE, 4.500%, 12/15/19	77
102	Series 2920, Class KT, 4.500%, 01/15/20	105
102	Series 2929, Class KG, 4.500%, 02/15/20	104
507	Series 2934, Class KG, 5.000%, 02/15/35	553
14	Series 2950, Class JA, 4.500%, 03/15/20	15
1,485	Series 2960, Class JH, 5.500%, 04/15/35	1,637
18	Series 2968, Class MD, 5.500%, 12/15/33	18
90	Series 2981, Class BC, 4.500%, 05/15/20	92
49	Series 2988, Class TY, 5.500%, 06/15/25	55
1,191	Series 2989, Class TG, 5.000%, 06/15/25	1,278
12	Series 2993, Class PM, 4.500%, 05/15/35	12
15	Series 3017, Class MK, 5.000%, 12/15/34	16
32	Series 3036, Class TE, 5.500%, 12/15/34	33
37	Series 3077, Class TO, PO, 04/15/35	33
102	Series 3082, Class PW, 5.500%, 12/15/35	116
2,327	Series 3084, Class BH, 5.500%, 12/15/35	2,616
130	Series 3087, Class KX, 5.500%, 12/15/25	141
2,206	Series 3098, Class KG, 5.500%, 01/15/36	2,433
1,825	Series 3102, Class CE, 5.500%, 01/15/26	1,952
52	Series 3121, Class JD, 5.500%, 03/15/26	58
175	Series 3123, Class HT, 5.000%, 03/15/26	189
95	Series 3136, Class CO, PO, 04/15/36	89
76	Series 3145, Class AJ, 5.500%, 04/15/36	85
700	Series 3150, Class EQ, 5.000%, 05/15/26	751
138	Series 3200, Class PO, PO, 08/15/36	124
76	Series 3270, Class AT, 5.500%, 01/15/37	86
15	Series 3272, Class PA, 6.000%, 02/15/37	17
1,596	Series 3294, Class DB, 4.500%, 03/15/22	1,642
92	Series 3337, Class MD, 5.500%, 06/15/27	102
117	Series 3348, Class HT, 6.000%, 07/15/37	134
235	Series 3349, Class HE, 5.500%, 07/15/36	240
32	Series 3372, Class BD, 4.500%, 10/15/22	33
571	Series 3501, Class A, 4.500%, 01/15/39	600
20	Series 3508, Class PK, 4.000%, 02/15/39	20
37	Series 3513, Class A, 4.500%, 02/15/39	39
652	Series 3521, Class B, 4.000%, 04/15/24	690
107	Series 3544, Class BC, 4.000%, 06/15/24	112
4,901	Series 3546, Class NB, 4.000%, 06/15/24	5,161
2,183	Series 3562, Class JC, 4.000%, 08/15/24	2,297

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

1,484	Series 3563, Class BD, 4.000%, 08/15/24	1,541
55	Series 3563, Class LB, 4.000%, 08/15/29	58
265	Series 3571, Class MY, 4.000%, 09/15/24	281
1,543	Series 3575, Class EB, 4.000%, 09/15/24	1,632
2,401	Series 3577, Class B, 4.000%, 09/15/24	2,489
379	Series 3578, Class KB, 4.000%, 09/15/24	397
197	Series 3605, Class NB, 5.500%, 06/15/37	200
247	Series 3647, Class GA, 5.000%, 11/15/28	252
3	Series 3652, Class A, 4.500%, 11/15/24	3
271	Series 3653, Class B, 4.500%, 04/15/30	294
1,833	Series 3653, Class HJ, 5.000%, 04/15/40	1,999
118	Series 3659, Class BD, 5.000%, 01/15/37	122
530	Series 3659, Class VG, 5.000%, 09/15/34	577
2,435	Series 3677, Class KB, 4.500%, 05/15/40	2,615
1,952	Series 3677, Class PB, 4.500%, 05/15/40	2,088
85	Series 3688, Class GT, VAR, 7.282%, 11/15/46	100
260	Series 3715, Class PC, 4.500%, 08/15/40	278
719	Series 3740, Class BP, 4.500%, 04/15/38	747
121	Series 3747, Class HI, IO, 4.500%, 07/15/37	6
674	Series 3747, Class PA, 4.000%, 04/15/38	697
88	Series 3755, Class ML, 5.500%, 06/15/29	92
1,746	Series 3787, Class AY, 3.500%, 01/15/26	1,828
1,275	Series 3794, Class LB, 3.500%, 01/15/26	1,332
308	Series 3797, Class PA, 4.500%, 08/15/39	316
1,661	Series 3816, Class HA, 3.500%, 11/15/25	1,739
1,383	Series 3819, Class ZQ, 6.000%, 04/15/36	1,556
500	Series 3824, Class EY, 3.500%, 03/15/31	530
1,199	Series 3827, Class BM, 5.500%, 08/15/39	1,279
225	Series 3828, Class PU, 4.500%, 03/15/41	236
828	Series 3852, Class TP, IF, 5.500%, 05/15/41	897
2,800	Series 3874, Class DW, 3.500%, 06/15/21	2,909
1,594	Series 3885, Class AC, 4.000%, 06/15/26	1,660
821	Series 3898, Class KH, 3.500%, 06/15/26	862
914	Series 3904, Class EC, 2.000%, 08/15/40	905
1,600	Series 3911, Class B, 3.500%, 08/15/26	1,680
483	Series 3955, Class HB, 3.000%, 12/15/40	496
2,500	Series 3956, Class EB, 3.250%, 11/15/41	2,567
2,500	Series 3959, Class PB, 3.000%, 11/15/26	2,515
1,650	Series 3963, Class JB, 4.500%, 11/15/41	1,819
206	Series 4026, Class MQ, 4.000%, 04/15/42	219
557	Series 4085, Class FB, VAR, 1.170%, 01/15/39	560
2,958	Series 4219, Class JA, 3.500%, 08/15/39	3,077

SEE NOTES TO FINANCIAL STATEMENTS.

174	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
3,650		Series 4238, Class UY, 3.000%, 08/15/33	3,672
2,474		Series 4337, Class VJ, 3.500%, 06/15/27	2,607
3,177		Series 4616, Class HP, 3.000%, 09/15/46	3,193
1,716		FHLMC STRIPS, Series 262, Class 35, 3.500%, 07/15/42	1,746
		FHLMC, Multifamily Structured Pass-Through Certificates,
2,045		Series K029, Class A2, VAR, 3.320%, 02/25/23	2,143
4,000		Series K037, Class A2, 3.490%, 01/25/24	4,218
1,000		Series K038, Class A2, 3.389%, 03/25/24	1,049
2,503		Series K046, Class A2, 3.205%, 03/25/25	2,581
2,000		Series K048, Class A2, VAR, 3.284%, 06/25/25	2,072
469		Series K049, Class A2, 3.010%, 07/25/25	476
2,000		Series K060, Class A2, 3.300%, 10/25/26	2,063
1,124		Series KF12, Class A, VAR, 1.478%, 09/25/22	1,123
327		Series KJ02, Class A2, 2.597%, 09/25/20	332
556		Series KJ08, Class A2, 2.356%, 08/25/22	555
1,732		Series KJ11, Class A2, 2.932%, 01/25/23	1,773
1,750		Series KPLB, Class A, 2.770%, 05/25/25	1,724
5,000		Series KSMC, Class A2, 2.615%, 01/25/23	5,041
		FNMA REMIC,
302		Series 1997-57, Class PN, 5.000%, 09/18/27	326
123		Series 2001-63, Class TC, 6.000%, 12/25/31	138
310		Series 2001-81, Class HE, 6.500%, 01/25/32	356
—	(h)	Series 2002-24, Class AJ, 6.000%, 04/25/17	—	(h)
195		Series 2002-75, Class GB, 5.500%, 11/25/32	206
107		Series 2002-85, Class PE, 5.500%, 12/25/32	117
110		Series 2003-5, Class EQ, 5.500%, 02/25/23	119
65		Series 2003-21, Class OU, 5.500%, 03/25/33	73
83		Series 2003-23, Class CH, 5.000%, 04/25/33	90
800		Series 2003-26, Class EB, 3.500%, 04/25/33	815
106		Series 2003-41, Class BK, 5.000%, 05/25/18	108
127		Series 2003-48, Class TC, 5.000%, 06/25/23	134

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

110	Series 2003-55, Class HY, 5.000%, 06/25/23	118
229	Series 2003-63, Class YB, 5.000%, 07/25/33	249
414	Series 2003-69, Class N, 5.000%, 07/25/33	445
432	Series 2003-80, Class QG, 5.000%, 08/25/33	480
59	Series 2003-84, Class GE, 4.500%, 09/25/18	61
284	Series 2003-85, Class QD, 5.500%, 09/25/33	312
14	Series 2003-87, Class TJ, 4.500%, 09/25/18	14
80	Series 2003-94, Class CE, 5.000%, 10/25/33	85
322	Series 2003-129, Class ME, 5.000%, 08/25/23	325
82	Series 2003-134, Class MH, 5.000%, 06/25/33	84
491	Series 2004-44, Class KT, 6.000%, 06/25/24	540
162	Series 2004-53, Class NC, 5.500%, 07/25/24	174
338	Series 2004-70, Class EB, 5.000%, 10/25/24	363
8	Series 2004-81, Class HA, 4.250%, 10/25/24	8
482	Series 2005-5, Class CK, 5.000%, 01/25/35	510
1,083	Series 2005-29, Class WC, 4.750%, 04/25/35	1,169
69	Series 2005-33, Class QD, 5.000%, 01/25/34	69
294	Series 2005-48, Class TD, 5.500%, 06/25/35	337
696	Series 2005-53, Class MJ, 5.500%, 06/25/35	770
90	Series 2005-58, Class EP, 5.500%, 07/25/35	98
84	Series 2005-62, Class CP, 4.750%, 07/25/35	87
250	Series 2005-68, Class BE, 5.250%, 08/25/35	288
321	Series 2005-68, Class PG, 5.500%, 08/25/35	356
60	Series 2005-86, Class AX, 5.500%, 10/25/35	61
931	Series 2005-102, Class PG, 5.000%, 11/25/35	1,014
764	Series 2005-110, Class GL, 5.500%, 12/25/35	867

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	175

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
24	Series 2005-110, Class MB, 5.500%, 09/25/35	25
374	Series 2006-22, Class CE, 4.500%, 08/25/23	392
13	Series 2006-41, Class MC, 5.500%, 07/25/35	13
119	Series 2006-49, Class PA, 6.000%, 06/25/36	135
734	Series 2006-114, Class HE, 5.500%, 12/25/36	813
62	Series 2007-33, Class HE, 5.500%, 04/25/37	69
20	Series 2007-65, Class KI, IF, IO, 5.842%, 07/25/37	3
486	Series 2007-71, Class GB, 6.000%, 07/25/37	552
244	Series 2007-71, Class KP, 5.500%, 07/25/37	267
116	Series 2007-113, Class DB, 4.500%, 12/25/22	119
139	Series 2008-65, Class CD, 4.500%, 08/25/23	144
889	Series 2008-70, Class BY, 4.000%, 08/25/23	917
43	Series 2008-72, Class BX, 5.500%, 08/25/38	47
18	Series 2008-74, Class B, 5.500%, 09/25/38	21
704	Series 2009-19, Class PW, 4.500%, 10/25/36	756
27	Series 2009-37, Class KI, IF, IO, 5.222%, 06/25/39	3
201	Series 2009-39, Class LB, 4.500%, 06/25/29	216
817	Series 2009-62, Class HJ, 6.000%, 05/25/39	899
118	Series 2009-71, Class MB, 4.500%, 09/25/24	125
31	Series 2009-78, Class J, 5.000%, 09/25/19	31
29	Series 2009-86, Class IP, IO, 5.500%, 10/25/39	5
85	Series 2009-86, Class OT, PO, 10/25/37	76
1,963	Series 2009-92, Class AD, 6.000%, 11/25/39	2,180
56	Series 2009-96, Class CB, 4.000%, 11/25/49	59
302	Series 2009-96, Class DB, 4.000%, 11/25/29	320
222	Series 2009-112, Class ST, IF, IO, 5.472%, 01/25/40	36

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

120	Series 2010-9, Class MD, 5.000%, 02/25/38	128
3,880	Series 2010-22, Class PE, 5.000%, 03/25/40	4,222
500	Series 2010-28, Class DE, 5.000%, 04/25/30	544
109	Series 2010-35, Class SB, IF, IO, 5.642%, 04/25/40	14
2,725	Series 2010-37, Class CY, 5.000%, 04/25/40	2,976
670	Series 2010-41, Class DC, 4.500%, 05/25/25	706
1,844	Series 2010-49, Class KB, 4.000%, 05/25/25	1,910
109	Series 2010-54, Class EA, 4.500%, 06/25/40	117
16	Series 2010-56, Class BD, 5.000%, 12/25/38	16
20	Series 2010-64, Class DM, 5.000%, 06/25/40	22
367	Series 2010-71, Class HJ, 5.500%, 07/25/40	411
4,000	Series 2010-103, Class GB, 4.000%, 09/25/20	4,142
63	Series 2010-111, Class AE, 5.500%, 04/25/38	64
4,850	Series 2010-123, Class BP, 4.500%, 11/25/40	5,256
733	Series 2010-135, Class HE, 3.000%, 01/25/21	743
428	Series 2011-22, Class MA, 6.500%, 04/25/38	462
1,197	Series 2011-39, Class ZA, 6.000%, 11/25/32	1,353
1,006	Series 2011-41, Class KL, 4.000%, 05/25/41	1,048
500	Series 2011-50, Class LP, 4.000%, 06/25/41	525
961	Series 2011-61, Class V, 4.500%, 08/25/22	965
3,000	Series 2011-75, Class BL, 3.500%, 08/25/21	3,119
1,000	Series 2012-14, Class DE, 3.500%, 03/25/42	1,000
443	Series 2012-103, Class DA, 3.500%, 10/25/41	452
1,162	Series 2012-137, Class CF, VAR, 1.078%, 08/25/41	1,158
1,614	Series 2013-83, Class CA, 3.500%, 10/25/37	1,674

SEE NOTES TO FINANCIAL STATEMENTS.

176	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
2,250	Series 2013-104, Class CY, 5.000%, 10/25/43	2,533
	FNMA STRIPS,
44	Series 293, Class 1, PO, 12/25/24	41
87	Series 314, Class 1, PO, 07/25/31	77
	FREMF Mortgage Trust,
1,500	Series 2015-K44, Class B, VAR, 3.684%, 01/25/48 (e)	1,485
735	Series 2016-K722, Class B, VAR, 3.835%, 07/25/49 (e)	745
228	GMACM Mortgage Loan Trust, Series 2004-J5, Class A7, 6.500%, 01/25/35	235
	GNMA,
55	Series 2002-44, Class JC, 6.000%, 07/20/32	62
516	Series 2002-79, Class KL, 5.500%, 11/20/32	570
140	Series 2003-10, Class KJ, 5.500%, 02/20/33	158
521	Series 2003-29, Class PD, 5.500%, 04/16/33	582
318	Series 2003-33, Class NE, 5.500%, 04/16/33	349
185	Series 2003-65, Class AP, 5.500%, 08/20/33	205
741	Series 2003-77, Class TK, 5.000%, 09/16/33	814
1,665	Series 2004-16, Class GC, 5.500%, 02/20/34	1,869
43	Series 2004-54, Class BG, 5.500%, 07/20/34	48
899	Series 2004-93, Class PD, 5.000%, 11/16/34	1,002
934	Series 2004-101, Class BE, 5.000%, 11/20/34	1,016
450	Series 2005-11, Class PL, 5.000%, 02/20/35	490
1,777	Series 2005-26, Class XY, 5.500%, 03/20/35	1,985
467	Series 2005-33, Class AY, 5.500%, 04/16/35	530
155	Series 2005-49, Class B, 5.500%, 06/20/35	172
384	Series 2005-51, Class DC, 5.000%, 07/20/35	419
60	Series 2005-56, Class BD, 5.000%, 07/20/35	65
40	Series 2006-7, Class ND, 5.500%, 08/20/35	45
423	Series 2007-37, Class LB, 5.500%, 06/16/37	480

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

336	Series 2007-79, Class BL, 5.750%, 08/20/37	376
450	Series 2008-7, Class PQ, 5.000%, 02/20/38	500
990	Series 2008-9, Class PW, 5.250%, 02/20/38	1,095
245	Series 2008-23, Class YA, 5.250%, 03/20/38	269
898	Series 2008-33, Class PB, 5.500%, 04/20/38	995
292	Series 2008-34, Class PG, 5.250%, 04/20/38	323
248	Series 2008-35, Class NF, 5.000%, 04/20/38	272
189	Series 2008-38, Class BE, 5.000%, 07/16/36	194
1,007	Series 2008-38, Class BG, 5.000%, 05/16/38	1,114
324	Series 2008-43, Class NB, 5.500%, 05/20/38	361
762	Series 2008-56, Class PX, 5.500%, 06/20/38	844
754	Series 2008-58, Class PD, 5.500%, 08/16/37	791
1,247	Series 2008-58, Class PE, 5.500%, 07/16/38	1,424
6	Series 2008-62, Class SA, IF, IO, 5.369%, 07/20/38	1
174	Series 2008-76, Class US, IF, IO, 5.119%, 09/20/38	22
168	Series 2008-95, Class DS, IF, IO, 6.519%, 12/20/38	28
272	Series 2009-14, Class AG, 4.500%, 03/20/39	292
35	Series 2009-15, Class NA, 5.000%, 12/20/38	36
40	Series 2009-61, Class AP, 4.000%, 08/20/39	42
412	Series 2009-72, Class SM, IF, IO, 5.480%, 08/16/39	67
296	Series 2009-106, Class ST, IF, IO, 5.219%, 02/20/38	48
175	Series 2010-7, Class EA, 5.000%, 06/16/38	189
39	Series 2010-14, Class QP, 6.000%, 12/20/39	40
385	Series 2010-130, Class BD, 4.000%, 12/20/39	403
342	Series 2010-157, Class OP, PO, 12/20/40	282
1,913	Series 2011-97, Class WA, VAR, 6.105%, 11/20/38	2,146

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	177

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
1,947	Series 2014-H11, Class VA, VAR, 1.272%, 06/20/64	1,938
2,875	Series 2015-H20, Class FA, VAR, 1.242%, 08/20/65	2,856
1,974	Series 2015-H26, Class FG, VAR, 1.292%, 10/20/65	1,966
231	GSR Mortgage Loan Trust, Series 2004-6F, Class 2A4, 5.500%, 05/25/34	238
	JP Morgan Mortgage Trust,
731	Series 2006-A2, Class 5A3, VAR, 3.118%, 11/25/33	743
145	Series 2007-A1, Class 5A5, VAR, 3.421%, 07/25/35	145
190	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1, VAR, 3.073%, 04/21/34	195
9	MASTR Alternative Loan Trust, Series 2004-5, Class 5A1, 4.750%, 06/25/19	9
155	MASTR Asset Securitization Trust, Series 2003-11, Class 8A1, 5.500%, 12/25/33	158
	Merrill Lynch Mortgage Investors Trust,
278	Series 2003-F, Class A1, VAR, 1.418%, 10/25/28	273
325	Series 2004-B, Class A1, VAR, 1.278%, 05/25/29	317
72	Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 4A, VAR, 5.668%, 04/25/34	75
57	PHH Mortgage Trust, Series 2008-CIM2, Class 5A1, 6.000%, 07/25/38	58
7	Prime Mortgage Trust, Series 2004-2, Class A2, 4.750%, 11/25/19	7
12	RALI Trust, Series 2004-QS3, Class CB, 5.000%, 03/25/19	12
635	Sequoia Mortgage Trust, Series 2004-11, Class A1, VAR, 1.381%, 12/20/34	622
359	Springleaf Mortgage Loan Trust, Series 2013-3A, Class A, VAR, 1.870%, 09/25/57 (e)	359
264	Structured Asset Mortgage Investments II Trust, Series 2003-AR4, Class A1, VAR, 1.481%, 01/19/34	255
443	Thornburg Mortgage Securities Trust, Series 2004-4, Class 3A, VAR, 2.665%, 12/25/44	440
1,138	Vendee Mortgage Trust, Series 2003-2, Class Z, 5.000%, 05/15/33	1,252
	WaMu Mortgage Pass-Through Certificates Trust,
252	Series 2003-AR11, Class A6, VAR, 2.846%, 10/25/33	254
3	Series 2003-S6, Class 2A1, 5.000%, 07/25/18	3

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

829	Wells Fargo Mortgage-Backed Securities Trust, Series 2004-P, Class 2A1, VAR, 2.995%, 09/25/34	855

	Total Collateralized Mortgage Obligations (Cost $211,606)	213,277

Commercial Mortgage-Backed Securities — 3.9%
1,276	A10 Term Asset Financing LLC, Series 2014-1, Class A2, 3.020%, 04/15/33 (e)	1,271
20	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class AM, 4.727%, 07/10/43	19
1,400	BB-UBS Trust, Series 2012-SHOW, Class A, 3.430%, 11/05/36 (e)	1,422
42	DBRR Trust, Series 2013-EZ3, Class A, VAR, 1.636%, 12/18/49 (e)	42
	FNMA — ACES,
1,669	Series 2011-M2, Class A2, 3.645%, 04/25/21	1,731
1,856	Series 2011-M4, Class A1, 2.548%, 06/25/21	1,879
1,878	Series 2013-M7, Class A2, 2.280%, 12/27/22	1,862
3,953	Series 2013-M13, Class A2, VAR, 2.623%, 04/25/23	3,930
3,500	Series 2014-M1, Class A2, VAR, 3.247%, 07/25/23	3,623
3,108	Series 2014-M2, Class A2, VAR, 3.513%, 12/25/23	3,231
3,100	Series 2014-M3, Class A2, VAR, 3.471%, 01/25/24	3,229
4,756	Series 2014-M9, Class A2, VAR, 3.103%, 07/25/24	4,906
1,800	Series 2014-M12, Class ASV2, VAR, 2.614%, 10/25/21	1,820
1,973	Series 2014-M13, Class A2, VAR, 3.021%, 08/25/24	1,989
4,631	Series 2015-M1, Class A2, 2.532%, 09/25/24	4,548
4,500	Series 2015-M3, Class A2, 2.723%, 10/25/24	4,472
1,400	Series 2015-M10, Class A2, VAR, 3.092%, 04/25/27	1,406
800	Series 2016-M6, Class A2, 2.488%, 05/25/26	771
1,344	GS Mortgage Securities Corp. Trust, Series 2013-NYC5, Class A, 2.318%, 01/10/30 (e)	1,348
1,796	ML-CFC Commercial Mortgage Trust, Series 2006-4, Class XC, IO, VAR, 0.696%, 12/12/49 (e)	—	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

178	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — continued
2,200	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A3, 3.669%, 02/15/47	2,296
	Morgan Stanley Capital I Trust,
9,264	Series 2007-HQ11, Class X, IO, VAR, 0.268%, 02/12/44 (e)	12
516	Series 2011-C3, Class A3, 4.054%, 07/15/49	537
98	Morgan Stanley Re-REMIC Trust, Series 2012-XA, Class A, 2.000%, 07/27/49 (e)	98
1,268	PFP Ltd., (Cayman Islands), Series 2015-2, Class A, VAR, 2.220%, 07/14/34 (e)	1,267
249	RAIT Trust, Series 2015-FL4, Class A, VAR, 2.120%, 12/15/31 (e)	250
866	UBS-BAMLL Trust, Series 2012-WRM, Class A, 3.663%, 06/10/30 (e)	886
	UBS-Barclays Commercial Mortgage Trust,
1,040	Series 2012-C2, Class A4, 3.525%, 05/10/63	1,091
1,486	Series 2013-C6, Class A4, 3.244%, 04/10/46	1,525
2,750	VNDO Mortgage Trust, Series 2013-PENN, Class A, 3.808%, 12/13/29 (e)	2,890
1,800	WFRBS Commercial Mortgage Trust, Series 2012-C6, Class A4, 3.440%, 04/15/45	1,876

	Total Commercial Mortgage-Backed Securities (Cost $55,487)	56,227

Corporate Bonds — 31.8%
	Consumer Discretionary — 2.1%
	Automobiles — 0.3%
250	BMW US Capital LLC, (Germany), 1.850%, 09/15/21 (e)	243
	Daimler Finance North America LLC, (Germany),
2,100	2.250%, 07/31/19 (e)	2,102
153	2.250%, 03/02/20 (e)	153
1,166	Nissan Motor Acceptance Corp., (Japan), 1.800%, 03/15/18 (e)	1,167

		3,665

	Hotels, Restaurants & Leisure — 0.1%
1,250	McDonald’s Corp., 3.375%, 05/26/25	1,269
326	Starbucks Corp., 2.700%, 06/15/22	331

		1,600

	Internet & Direct Marketing Retail — 0.1%
	Amazon.com, Inc.,
1,217	3.800%, 12/05/24	1,290
150	4.800%, 12/05/34	169

		1,459

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Media — 1.1%
	21st Century Fox America, Inc.,
30	7.250%, 05/18/18	32
600	7.430%, 10/01/26	755
200	7.700%, 10/30/25	257
1,019	CBS Corp., 3.700%, 08/15/24	1,034
450	Comcast Cable Communications LLC, 8.875%, 05/01/17	456
422	Discovery Communications LLC, 4.375%, 06/15/21	445
285	Grupo Televisa SAB, (Mexico), 4.625%, 01/30/26	292
1,715	Historic TW, Inc., 9.150%, 02/01/23	2,213
400	NBC Universal Enterprise, Inc., 1.974%, 04/15/19 (e)	401
2,000	NBC Universal Media LLC, 2.875%, 01/15/23	1,995
	Time Warner Cable LLC,
50	4.125%, 02/15/21	52
3,425	8.750%, 02/14/19	3,847
500	Time Warner Entertainment Co. LP, 8.375%, 07/15/33	672
	Time Warner, Inc.,
400	3.400%, 06/15/22	406
200	3.550%, 06/01/24	200
	Viacom, Inc.,
700	3.125%, 06/15/22	689
189	3.250%, 03/15/23	185
1,411	3.875%, 04/01/24	1,406
806	Walt Disney Co. (The), 1.100%, 12/01/17	806

		16,143

	Multiline Retail — 0.2%
	Macy’s Retail Holdings, Inc.,
160	3.625%, 06/01/24	154
26	4.500%, 12/15/34	23
14	6.700%, 07/15/34	14
1,240	6.900%, 04/01/29	1,307
175	Nordstrom, Inc., 4.000%, 10/15/21	182
868	Target Corp., 3.500%, 07/01/24	901

		2,581

	Specialty Retail — 0.3%
1,020	Advance Auto Parts, Inc., 4.500%, 01/15/22	1,078
	Home Depot, Inc. (The),
531	2.000%, 06/15/19	535
450	2.700%, 04/01/23	455
986	3.750%, 02/15/24	1,048

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	179

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Specialty Retail — continued
	Lowe’s Cos., Inc.,
1,004	3.125%, 09/15/24	1,016
238	3.375%, 09/15/25	244
300	O’Reilly Automotive, Inc., 3.550%, 03/15/26	299

		4,675

	Total Consumer Discretionary	30,123

	Consumer Staples — 2.2%
	Beverages — 0.6%
	Anheuser-Busch InBev Finance, Inc., (Belgium),
1,384	3.300%, 02/01/23	1,413
2,000	3.700%, 02/01/24	2,065
1,450	Anheuser-Busch InBev Worldwide, Inc., (Belgium), 3.750%, 01/15/22	1,527
893	Coca-Cola Co. (The), 1.150%, 04/01/18	892
1,000	Diageo Investment Corp., (United Kingdom), 2.875%, 05/11/22	1,020
	PepsiCo, Inc.,
1,257	1.250%, 08/13/17	1,258
200	2.375%, 10/06/26	190

		8,365

	Food & Staples Retailing — 0.7%
1,094	Costco Wholesale Corp., 2.250%, 02/15/22	1,086
	CVS Health Corp.,
1,100	2.750%, 12/01/22	1,089
1,357	4.000%, 12/05/23	1,424
	Kroger Co. (The),
92	5.400%, 07/15/40	102
700	6.150%, 01/15/20	775
1,000	6.400%, 08/15/17	1,022
208	Sysco Corp., 3.750%, 10/01/25	212
1,692	Walgreens Boots Alliance, Inc., 3.100%, 06/01/23	1,692
	Wal-Mart Stores, Inc.,
1,650	2.550%, 04/11/23	1,649
200	3.300%, 04/22/24	208
930	3.625%, 07/08/20	983

		10,242

	Food Products — 0.8%
	Bunge Ltd. Finance Corp.,
31	3.500%, 11/24/20	32
1,192	8.500%, 06/15/19	1,358
	Cargill, Inc.,
900	3.300%, 03/01/22 (e)	928
400	6.000%, 11/27/17 (e)	413

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Food Products — continued
1,000	7.350%, 03/06/19 (e)	1,109
	General Mills, Inc.,
2,075	3.150%, 12/15/21	2,127
100	5.650%, 02/15/19	107
	Kellogg Co.,
513	3.250%, 05/21/18	523
1,606	4.000%, 12/15/20	1,698
	Kraft Heinz Foods Co.,
1,419	3.500%, 06/06/22	1,451
310	5.375%, 02/10/20	336
425	6.875%, 01/26/39	537
89	Mead Johnson Nutrition Co., 4.125%, 11/15/25	94
112	Smithfield Foods, Inc., 4.250%, 02/01/27 (e)	114
171	Tyson Foods, Inc., 2.650%, 08/15/19	173

		11,000

	Household Products — 0.1%
	Kimberly-Clark Corp.,
200	2.400%, 03/01/22	200
1,800	2.400%, 06/01/23	1,766

		1,966

	Total Consumer Staples	31,573

	Energy — 3.2%
	Energy Equipment & Services — 0.2%
	Halliburton Co.,
350	3.500%, 08/01/23	359
550	6.150%, 09/15/19	607
750	8.750%, 02/15/21	913
800	Nabors Industries, Inc., 4.625%, 09/15/21	814
	Schlumberger Investment SA,
233	3.300%, 09/14/21 (e)	240
737	3.650%, 12/01/23	771

		3,704

	Oil, Gas & Consumable Fuels — 3.0%
1,025	Anadarko Petroleum Corp., 8.700%, 03/15/19	1,159
400	Apache Corp., 6.900%, 09/15/18	430
	BP Capital Markets plc, (United Kingdom),
1,000	2.241%, 09/26/18	1,008
317	2.750%, 05/10/23	312
1,000	3.224%, 04/14/24	999
712	3.245%, 05/06/22	728
	Buckeye Partners LP,
500	3.950%, 12/01/26	497
300	4.150%, 07/01/23	307

SEE NOTES TO FINANCIAL STATEMENTS.

180	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
900	Burlington Resources, Inc., 8.200%, 03/15/25	1,179
	Canadian Natural Resources Ltd., (Canada),
800	5.700%, 05/15/17	807
500	5.900%, 02/01/18	519
1,200	Cenovus Energy, Inc., (Canada), 3.800%, 09/15/23	1,193
	Chevron Corp.,
1,000	2.355%, 12/05/22	979
285	3.191%, 06/24/23	292
833	CNOOC Nexen Finance 2014 ULC, (China), 4.250%, 04/30/24	871
375	ConocoPhillips Holding Co., 6.950%, 04/15/29	483
725	Devon Energy Corp., 3.250%, 05/15/22	727
	Ecopetrol SA, (Colombia),
467	4.125%, 01/16/25	451
773	5.375%, 06/26/26	795
	Energy Transfer Partners LP,
837	3.600%, 02/01/23	832
182	4.050%, 03/15/25	183
	EnLink Midstream Partners LP,
281	2.700%, 04/01/19	282
633	4.150%, 06/01/25	633
	Enterprise Products Operating LLC,
225	3.350%, 03/15/23	228
651	3.700%, 02/15/26	659
150	3.750%, 02/15/25	153
263	3.900%, 02/15/24	273
596	3.950%, 02/15/27	614
	EOG Resources, Inc.,
240	2.625%, 03/15/23	234
600	4.150%, 01/15/26	631
2,200	Exxon Mobil Corp., 2.709%, 03/06/25	2,158
1,294	Magellan Midstream Partners LP, 4.250%, 02/01/21	1,372
400	Marathon Oil Corp., 2.800%, 11/01/22	388
964	Marathon Petroleum Corp., 3.625%, 09/15/24	958
118	Noble Energy, Inc., 5.625%, 05/01/21	122
	Occidental Petroleum Corp.,
441	2.700%, 02/15/23	437
727	3.500%, 06/15/25	741
1,800	ONEOK Partners LP, 4.900%, 03/15/25	1,927
	Petroleos Mexicanos, (Mexico),
731	4.500%, 01/23/26	689
270	4.875%, 01/18/24	271
466	6.375%, 02/04/21	506

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
173	Phillips 66, 4.300%, 04/01/22	185
	Plains All American Pipeline LP,
705	2.600%, 12/15/19	707
875	3.850%, 10/15/23	883
	Spectra Energy Capital LLC,
503	3.300%, 03/15/23	496
50	6.200%, 04/15/18	52
710	8.000%, 10/01/19	805
	Statoil ASA, (Norway),
1,200	1.150%, 05/15/18	1,195
1,179	2.650%, 01/15/24	1,162
	Suncor Energy, Inc., (Canada),
350	3.600%, 12/01/24	358
1,000	5.950%, 12/01/34	1,196
200	6.100%, 06/01/18	211
	Sunoco Logistics Partners Operations LP,
506	4.250%, 04/01/24	516
700	5.500%, 02/15/20	758
1,153	Texas Eastern Transmission LP, 2.800%, 10/15/22 (e)	1,124
821	Total Capital Canada Ltd., (France), 2.750%, 07/15/23	818
	Total Capital International SA, (France),
138	1.550%, 06/28/17	138
200	2.700%, 01/25/23	200
1,003	3.750%, 04/10/24	1,050
	TransCanada PipeLines Ltd., (Canada),
455	2.500%, 08/01/22	449
2,345	3.750%, 10/16/23	2,443
300	7.125%, 01/15/19	327

		43,100

	Total Energy	46,804

	Financials — 10.5%
	Banks — 4.3%
1,629	ABN AMRO Bank NV, (Netherlands), 2.500%, 10/30/18 (e)	1,644
	Bank of America Corp.,
427	2.000%, 01/11/18	429
53	3.300%, 01/11/23	53
1,154	4.000%, 01/22/25	1,165
737	4.125%, 01/22/24	771
556	4.450%, 03/03/26	577
780	5.000%, 05/13/21	849
865	5.625%, 07/01/20	953

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	181

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Banks — continued
585	5.650%, 05/01/18	611
600	6.400%, 08/28/17	615
2,000	6.875%, 04/25/18	2,114
2,600	7.625%, 06/01/19	2,913
	Bank of Montreal, (Canada),
567	1.400%, 09/11/17	567
1,153	2.375%, 01/25/19	1,166
100	2.550%, 11/06/22	99
	Bank of Nova Scotia (The), (Canada),
2,000	1.450%, 04/25/18	1,999
630	2.800%, 07/21/21	638
1,255	Barclays plc, (United Kingdom), 3.650%, 03/16/25	1,224
	BB&T Corp.,
166	2.450%, 01/15/20	168
500	2.625%, 06/29/20	507
3,360	Capital One Bank USA NA, 3.375%, 02/15/23	3,377
	Citigroup, Inc.,
1,000	1.550%, 08/14/17	1,001
845	1.800%, 02/05/18	847
2,000	2.050%, 12/07/18	2,005
650	3.400%, 05/01/26	636
778	Commonwealth Bank of Australia, (Australia), 4.500%, 12/09/25 (e)	809
903	Cooperatieve Rabobank UA, (Netherlands), 3.875%, 02/08/22	954
447	Discover Bank, 4.200%, 08/08/23	469
470	Fifth Third Bancorp, 2.875%, 07/27/20	478
	Fifth Third Bank,
250	2.375%, 04/25/19	252
425	2.875%, 10/01/21	431
	HSBC Bank plc, (United Kingdom),
523	1.500%, 05/15/18 (e)	521
1,100	4.750%, 01/19/21 (e)	1,179
	HSBC Holdings plc, (United Kingdom),
1,100	4.000%, 03/30/22	1,150
800	4.250%, 03/14/24	814
251	4.300%, 03/08/26	263
352	Huntington Bancshares, Inc., 3.150%, 03/14/21	358
	KeyCorp,
42	2.900%, 09/15/20	43
1,657	5.100%, 03/24/21	1,813
669	Lloyds Banking Group plc, (United Kingdom), 3.750%, 01/11/27	664

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
1,000	Manufacturers & Traders Trust Co., 6.625%, 12/04/17	1,038
221	Mitsubishi UFJ Financial Group, Inc., (Japan), 2.998%, 02/22/22	222
909	Mizuho Bank Ltd., (Japan), 2.650%, 09/25/19 (e)	917
580	Mizuho Financial Group, Inc., (Japan), 2.953%, 02/28/22	580
100	National City Corp., 6.875%, 05/15/19	110
591	Nordea Bank AB, (Sweden), 4.250%, 09/21/22 (e)	613
356	PNC Bank NA, 1.950%, 03/04/19	357
	PNC Financial Services Group, Inc. (The),
362	4.375%, 08/11/20	387
50	5.125%, 02/08/20	54
363	6.700%, 06/10/19	401
402	Regions Financial Corp., 3.200%, 02/08/21	410
	Royal Bank of Canada, (Canada),
1,193	2.000%, 10/01/18	1,200
600	2.200%, 07/27/18	604
1,302	Series CB8, 1.200%, 09/19/17	1,302
250	Santander UK Group Holdings plc, (United Kingdom), 3.125%, 01/08/21	252
799	Santander UK plc, (United Kingdom), 2.500%, 03/14/19	806
442	Stadshypotek AB, (Sweden), 1.875%, 10/02/19 (e)	440
1,800	Standard Chartered plc, (United Kingdom), 5.200%, 01/26/24 (e)	1,903
1,500	SunTrust Bank, 2.750%, 05/01/23	1,473
	Toronto-Dominion Bank (The), (Canada),
400	1.500%, 03/13/17 (e)	400
1,041	1.750%, 07/23/18	1,044
	US Bancorp,
307	1.650%, 05/15/17	307
500	2.200%, 04/25/19	505
215	2.950%, 07/15/22	217
732	4.125%, 05/24/21	785
	Wachovia Corp.,
1,000	5.750%, 06/15/17	1,013
3,895	5.750%, 02/01/18	4,045
	Wells Fargo & Co.,
428	2.550%, 12/07/20	430
368	3.000%, 02/19/25	360
1,000	3.500%, 03/08/22	1,037
1,000	Wells Fargo Bank NA, 6.000%, 11/15/17	1,031

SEE NOTES TO FINANCIAL STATEMENTS.

182	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Banks — continued
506	Westpac Banking Corp., (Australia), 2.000%, 03/03/20 (e)	504

		61,873

	Capital Markets — 2.9%
2,150	Ameriprise Financial, Inc., 4.000%, 10/15/23	2,279
	Bank of New York Mellon Corp. (The),
92	2.600%, 08/17/20	93
1,440	4.150%, 02/01/21	1,530
155	4.600%, 01/15/20	166
200	BlackRock, Inc., 6.250%, 09/15/17	205
470	Blackstone Holdings Finance Co. LLC, 4.750%, 02/15/23 (e)	507
500	CDP Financial, Inc., (Canada), 4.400%, 11/25/19 (e)	533
	Charles Schwab Corp. (The),
250	3.200%, 03/02/27	249
40	3.225%, 09/01/22	41
1,666	CME Group, Inc., 3.000%, 09/15/22	1,706
	Credit Suisse AG, (Switzerland),
833	1.750%, 01/29/18	835
520	3.625%, 09/09/24	528
	Deutsche Bank AG, (Germany),
610	1.875%, 02/13/18	610
350	6.000%, 09/01/17	357
	Goldman Sachs Group, Inc. (The),
500	3.625%, 01/22/23	513
1,000	3.850%, 01/26/27	1,010
92	4.250%, 10/21/25	94
196	5.250%, 07/27/21	216
900	5.375%, 03/15/20	976
5,150	7.500%, 02/15/19	5,691
1,195	Series D, 6.000%, 06/15/20	1,327
1,502	Intercontinental Exchange, Inc., 4.000%, 10/15/23	1,603
436	Invesco Finance plc, 3.750%, 01/15/26	447
1,850	Jefferies Group LLC, 6.875%, 04/15/21	2,113
334	Legg Mason, Inc., 4.750%, 03/15/26	352
	Macquarie Bank Ltd., (Australia),
810	1.600%, 10/27/17 (e)	810
481	2.600%, 06/24/19 (e)	486
800	Macquarie Group Ltd., (Australia), 6.250%, 01/14/21 (e)	893
	Morgan Stanley,
600	2.650%, 01/27/20	607
1,081	3.875%, 01/27/26	1,103

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — continued
880	4.350%, 09/08/26	905
622	5.000%, 11/24/25	671
154	5.500%, 07/24/20	169
2,500	5.625%, 09/23/19	2,708
687	5.750%, 01/25/21	766
1,000	6.625%, 04/01/18	1,051
1,700	7.300%, 05/13/19	1,887
	State Street Corp.,
1,724	3.100%, 05/15/23	1,741
1,154	3.700%, 11/20/23	1,208
219	TD Ameritrade Holding Corp., 2.950%, 04/01/22	222
	Thomson Reuters Corp.,
1,700	3.950%, 09/30/21	1,767
800	4.300%, 11/23/23	843

		41,818

	Consumer Finance — 1.2%
400	American Express Centurion Bank, 6.000%, 09/13/17	410
	American Express Co.,
200	6.150%, 08/28/17	205
1,820	7.000%, 03/19/18	1,922
	American Honda Finance Corp.,
250	2.250%, 08/15/19	253
1,450	7.625%, 10/01/18 (e)	1,583
	Caterpillar Financial Services Corp.,
176	2.250%, 12/01/19	178
510	2.750%, 08/20/21	514
900	2.850%, 06/01/22	908
675	7.150%, 02/15/19	744
	Ford Motor Credit Co. LLC,
484	1.724%, 12/06/17	484
792	2.375%, 03/12/19	795
627	3.000%, 06/12/17	630
200	3.810%, 01/09/24	202
	General Motors Financial Co., Inc.,
522	3.100%, 01/15/19	531
615	3.700%, 05/09/23	621
280	4.000%, 10/06/26	279
962	4.350%, 01/17/27	979
	John Deere Capital Corp.,
753	1.600%, 07/13/18	754
65	1.700%, 01/15/20	65
650	3.150%, 10/15/21	671

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	183

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Consumer Finance — continued
	PACCAR Financial Corp.,
591	1.600%, 03/15/17	591
1,400	2.200%, 09/15/19	1,411
	Toyota Motor Credit Corp.,
429	1.375%, 01/10/18	429
1,700	2.125%, 07/18/19	1,713
800	2.625%, 01/10/23	798

		17,670

	Diversified Financial Services — 0.7%
7,238	GE Capital International Funding Co. Unlimited Co., 2.342%, 11/15/20	7,296
650	National Rural Utilities Cooperative Finance Corp., 10.375%, 11/01/18	742
	Shell International Finance BV, (Netherlands),
788	2.875%, 05/10/26	767
150	3.400%, 08/12/23	154
1,555	4.300%, 09/22/19	1,647
40	4.375%, 03/25/20	43

		10,649

	Insurance — 1.4%
651	Allstate Corp. (The), 3.150%, 06/15/23	665
818	American International Group, Inc., 4.125%, 02/15/24	850
	Berkshire Hathaway Finance Corp.,
323	1.300%, 05/15/18	323
2,160	5.400%, 05/15/18	2,259
61	Chubb Corp. (The), 5.750%, 05/15/18	64
1,900	Chubb INA Holdings, Inc., 2.700%, 03/13/23	1,891
	CNA Financial Corp.,
499	3.950%, 05/15/24	514
364	4.500%, 03/01/26	385
1,135	Jackson National Life Global Funding, 3.050%, 04/29/26 (e)	1,105
	Liberty Mutual Group, Inc.,
950	4.250%, 06/15/23 (e)	998
900	4.950%, 05/01/22 (e)	979
864	Lincoln National Corp., 4.200%, 03/15/22	915
1,000	Manulife Financial Corp., (Canada), 4.150%, 03/04/26	1,057
824	Marsh & McLennan Cos., Inc., 2.350%, 03/06/20	827
1,216	MassMutual Global Funding II, 2.350%, 04/09/19 (e)	1,229
	Metropolitan Life Global Funding I,
710	1.500%, 01/10/18 (e)	711
1,600	3.000%, 01/10/23 (e)	1,610

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Insurance — continued
426	3.875%, 04/11/22 (e)	449
	New York Life Global Funding,
323	1.950%, 02/11/20 (e)	321
1,024	2.150%, 06/18/19 (e)	1,031
471	Principal Financial Group, Inc., 3.125%, 05/15/23	472
650	Prudential Insurance Co. of America (The), 8.300%, 07/01/25 (e)	854
	Reliance Standard Life Global Funding II,
650	2.500%, 01/15/20 (e)	650
373	3.050%, 01/20/21 (e)	376

		20,535

	Total Financials	152,545

	Health Care — 1.9%
	Biotechnology — 0.5%
	AbbVie, Inc.,
302	2.850%, 05/14/23	296
1,304	2.900%, 11/06/22	1,296
	Amgen, Inc.,
1,100	3.625%, 05/15/22	1,139
1,350	4.100%, 06/15/21	1,429
117	Baxalta, Inc., 3.600%, 06/23/22	119
612	Biogen, Inc., 3.625%, 09/15/22	633
	Celgene Corp.,
1,000	3.250%, 08/15/22	1,013
700	3.950%, 10/15/20	735
	Gilead Sciences, Inc.,
57	2.500%, 09/01/23	55
300	2.550%, 09/01/20	303
31	3.700%, 04/01/24	32

		7,050

	Health Care Equipment & Supplies — 0.3%
484	Abbott Laboratories, 3.400%, 11/30/23	486
215	Becton Dickinson and Co., 2.675%, 12/15/19	219
150	Liberty Property LP, 4.400%, 02/15/24	159
2,400	Medtronic, Inc., 3.500%, 03/15/25	2,466
300	Stryker Corp., 4.625%, 03/15/46	315

		3,645

	Health Care Providers & Services — 0.3%
381	Aetna, Inc., 1.750%, 05/15/17	381
700	Anthem, Inc., 3.300%, 01/15/23	706
131	Cardinal Health, Inc., 3.750%, 09/15/25	136
400	Express Scripts Holding Co., 3.500%, 06/15/24	392

SEE NOTES TO FINANCIAL STATEMENTS.

184	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Health Care Providers & Services — continued
150	McKesson Corp., 2.700%, 12/15/22	147
	UnitedHealth Group, Inc.,
365	2.750%, 02/15/23	364
145	2.875%, 03/15/22	147
1,500	2.875%, 03/15/23	1,515
187	3.375%, 11/15/21	194
255	4.700%, 02/15/21	277

		4,259

	Life Sciences Tools & Services — 0.0% (g)
441	Thermo Fisher Scientific, Inc., 3.150%, 01/15/23	442

	Pharmaceuticals — 0.8%
316	Actavis Funding SCS, 3.450%, 03/15/22	323
250	Allergan, Inc., 2.800%, 03/15/23	242
1,210	Bristol-Myers Squibb Co., 2.000%, 08/01/22	1,175
555	Forest Laboratories LLC, 5.000%, 12/15/21 (e)	601
1,875	GlaxoSmithKline Capital, Inc., (United Kingdom), 2.800%, 03/18/23	1,883
1,657	Johnson & Johnson, 2.050%, 03/01/23	1,614
	Merck & Co., Inc.,
1,400	1.300%, 05/18/18	1,399
215	2.350%, 02/10/22	215
1,800	Mylan, Inc., 3.125%, 01/15/23 (e)	1,743
1,153	Novartis Capital Corp., (Switzerland), 3.400%, 05/06/24	1,192
498	Teva Pharmaceutical Finance Co. BV, (Israel), Series 2, 3.650%, 11/10/21	505
800	Teva Pharmaceutical Finance Netherlands III BV, (Israel), 2.800%, 07/21/23	758
174	Zoetis, Inc., 1.875%, 02/01/18	174

		11,824

	Total Health Care	27,220

	Industrials — 3.2%
	Aerospace & Defense — 0.6%
864	BAE Systems Holdings, Inc., (United Kingdom), 3.800%, 10/07/24 (e)	893
	Boeing Co. (The),
540	4.875%, 02/15/20	588
750	7.950%, 08/15/24	991
2,000	General Dynamics Corp., 2.250%, 11/15/22	1,976
	Lockheed Martin Corp.,
380	3.350%, 09/15/21	393
850	4.250%, 11/15/19	903

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Aerospace & Defense — continued
325	Northrop Grumman Corp., 5.050%, 08/01/19	349
	Precision Castparts Corp.,
1,500	2.500%, 01/15/23	1,483
800	3.250%, 06/15/25	807
476	Raytheon Co., 3.150%, 12/15/24	486
500	United Technologies Corp., 1.950%, 11/01/21	491

		9,360

	Air Freight & Logistics — 0.3%
796	FedEx Corp., 3.200%, 02/01/25	799
	United Parcel Service, Inc.,
1,457	2.450%, 10/01/22	1,461
1,600	3.125%, 01/15/21	1,659
425	5.125%, 04/01/19	455

		4,374

	Airlines — 0.0% (g)
252	Continental Airlines Pass-Through Trust, Series 2012-2, Class A, 4.000%, 10/29/24	260

	Building Products — 0.1%
	Johnson Controls International plc,
1,135	4.250%, 03/01/21	1,203
40	5.000%, 03/30/20	43
138	SUB, 3.625%, 07/02/24	141

		1,387

	Commercial Services & Supplies — 0.2%
	Republic Services, Inc.,
417	3.550%, 06/01/22	434
1,200	5.500%, 09/15/19	1,302
	Waste Management, Inc.,
862	2.900%, 09/15/22	878
242	4.600%, 03/01/21	262
150	4.750%, 06/30/20	162

		3,038

	Construction & Engineering — 0.1%
350	ABB Finance USA, Inc., (Switzerland), 2.875%, 05/08/22	354
526	Fluor Corp., 3.375%, 09/15/21	541

		895

	Electrical Equipment — 0.0% (g)
272	Eaton Corp., 1.500%, 11/02/17	272

	Industrial Conglomerates — 0.5%
	General Electric Co.,
636	1.600%, 11/20/17	637

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	185

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Industrial Conglomerates — continued
200	2.100%, 12/11/19	201
125	4.375%, 09/16/20	135
1,919	4.650%, 10/17/21	2,119
95	5.300%, 02/11/21	106
529	5.500%, 01/08/20	583
80	5.625%, 09/15/17	82
70	5.875%, 01/14/38	90
1,200	Honeywell International, Inc., 4.250%, 03/01/21	1,298
490	Hutchison Whampoa International 12 II Ltd., (Hong Kong), 3.250%, 11/08/22 (e)	500
1,200	Koninklijke Philips NV, (Netherlands), 3.750%, 03/15/22	1,250
	Roper Technologies, Inc.,
208	3.000%, 12/15/20	212
74	3.800%, 12/15/26	75

		7,288

	Machinery — 0.2%
30	Caterpillar, Inc., 7.900%, 12/15/18	33
	Deere & Co.,
298	2.600%, 06/08/22	299
700	4.375%, 10/16/19	744
1,400	Illinois Tool Works, Inc., 3.500%, 03/01/24	1,462
228	Parker-Hannifin Corp., 3.300%, 11/21/24	232
111	Xylem, Inc., 3.250%, 11/01/26	110

		2,880

	Professional Services — 0.1%
	Equifax, Inc.,
544	2.300%, 06/01/21	536
200	3.250%, 06/01/26	195

		731

	Road & Rail — 1.1%
	Burlington Northern Santa Fe LLC,
125	3.600%, 09/01/20	130
2,000	4.100%, 06/01/21	2,132
	Canadian Pacific Railway Co., (Canada),
1,146	4.500%, 01/15/22	1,232
600	7.250%, 05/15/19	668
	ERAC USA Finance LLC,
120	2.800%, 11/01/18 (e)	121
1,500	3.300%, 10/15/22 (e)	1,516
650	3.850%, 11/15/24 (e)	665
315	4.500%, 08/16/21 (e)	336

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — continued
	Norfolk Southern Corp.,
812	2.903%, 02/15/23	808
250	3.000%, 04/01/22	254
829	3.250%, 12/01/21	852
750	3.850%, 01/15/24	786
300	5.750%, 04/01/18	313
263	Penske Truck Leasing Co. LP, 2.500%, 06/15/19 (e)	264
	Ryder System, Inc.,
555	2.450%, 09/03/19	559
145	2.500%, 03/01/17	145
145	2.500%, 03/01/18	146
535	3.500%, 06/01/17	538
	Union Pacific Corp.,
850	3.250%, 01/15/25	865
1,200	3.750%, 03/15/24	1,267
1,931	4.163%, 07/15/22	2,085

		15,682

	Total Industrials	46,167

	Information Technology — 1.7%
	Communications Equipment — 0.1%
	Cisco Systems, Inc.,
90	2.450%, 06/15/20	92
181	2.900%, 03/04/21	186
90	4.450%, 01/15/20	96
975	4.950%, 02/15/19	1,038

		1,412

	Electronic Equipment, Instruments & Components — 0.1%
	Arrow Electronics, Inc.,
155	6.000%, 04/01/20	169
1,350	7.500%, 01/15/27	1,626

		1,795

	Internet Software & Services — 0.2%
2,673	eBay, Inc., 2.600%, 07/15/22	2,612

	IT Services — 0.1%
	International Business Machines Corp.,
252	1.800%, 05/17/19	253
1,150	2.250%, 02/19/21	1,157
40	8.375%, 11/01/19	47
329	Total System Services, Inc., 3.750%, 06/01/23	332

		1,789

SEE NOTES TO FINANCIAL STATEMENTS.

186	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Semiconductors & Semiconductor Equipment — 0.3%
122	Analog Devices, Inc., 3.125%, 12/05/23	122
1,054	Broadcom Corp., 3.625%, 01/15/24 (e)	1,062
	Intel Corp.,
987	2.700%, 12/15/22	999
728	3.100%, 07/29/22	751
773	3.300%, 10/01/21	809
790	Texas Instruments, Inc., 2.750%, 03/12/21	805

		4,548

	Software — 0.5%
942	Intuit, Inc., 5.750%, 03/15/17	943
	Microsoft Corp.,
181	2.375%, 05/01/23	179
1,508	2.875%, 02/06/24	1,518
1,500	4.200%, 06/01/19	1,589
	Oracle Corp.,
540	1.900%, 09/15/21	530
1,285	2.500%, 10/15/22	1,281
720	5.750%, 04/15/18	755
50	6.500%, 04/15/38	66

		6,861

	Technology Hardware, Storage & Peripherals — 0.4%
	Apple, Inc.,
818	2.150%, 02/09/22	808
1,006	2.850%, 05/06/21	1,031
1,054	3.000%, 02/09/24	1,066
1,154	3.200%, 05/13/25	1,166
567	HP, Inc., 4.375%, 09/15/21	603
864	Xerox Corp., 5.625%, 12/15/19	930

		5,604

	Total Information Technology	24,621

	Materials — 0.8%
	Chemicals — 0.7%
168	Agrium, Inc., (Canada), 3.375%, 03/15/25	165
484	CF Industries, Inc., 3.400%, 12/01/21 (e)	485
	Dow Chemical Co. (The),
594	3.000%, 11/15/22	602
800	3.500%, 10/01/24	816
52	4.125%, 11/15/21	55
17	8.550%, 05/15/19	20
	Ecolab, Inc.,
279	1.450%, 12/08/17	279
167	2.250%, 01/12/20	167
330	3.250%, 01/14/23	336

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Chemicals — continued
2,243	Mosaic Co. (The), 4.250%, 11/15/23	2,332
	Potash Corp. of Saskatchewan, Inc., (Canada),
100	3.625%, 03/15/24	100
1,050	6.500%, 05/15/19	1,141
550	PPG Industries, Inc., 3.600%, 11/15/20	576
1,250	Praxair, Inc., 2.200%, 08/15/22	1,216
315	Rohm & Haas Co., 7.850%, 07/15/29	439
400	Union Carbide Corp., 7.500%, 06/01/25	482

		9,211

	Construction Materials — 0.0% (g)
250	CRH America, Inc., (Ireland), 3.875%, 05/18/25 (e)	257

	Containers & Packaging — 0.0% (g)
350	International Paper Co., 3.800%, 01/15/26	357

	Metals & Mining — 0.1%
382	BHP Billiton Finance USA Ltd., (Australia), 2.050%, 09/30/18	386
	Freeport-McMoRan, Inc.,
352	2.150%, 03/01/17	352
400	3.550%, 03/01/22	371
	Nucor Corp.,
305	4.000%, 08/01/23	323
172	5.850%, 06/01/18	180
306	Vale Overseas Ltd., (Brazil), 6.250%, 08/10/26	336

		1,948

	Total Materials	11,773

	Real Estate — 1.0%
	Equity Real Estate Investment Trusts (REITs) — 1.0%
360	American Tower Corp., 3.500%, 01/31/23	362
909	Boston Properties LP, 3.800%, 02/01/24	937
600	Crown Castle International Corp., 4.450%, 02/15/26	624
672	Duke Realty LP, 4.375%, 06/15/22	718
600	Equity Commonwealth, 6.650%, 01/15/18	611
1,047	ERP Operating LP, 4.625%, 12/15/21	1,135
2,098	HCP, Inc., 3.875%, 08/15/24	2,126
177	Hospitality Properties Trust, 4.950%, 02/15/27	181
247	National Retail Properties, Inc., 3.600%, 12/15/26	245
	Prologis LP,
127	3.750%, 11/01/25	131
782	4.250%, 08/15/23	835

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	187

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Equity Real Estate Investment Trusts (REITs) — continued
	Realty Income Corp.,
600	3.250%, 10/15/22	610
400	3.875%, 07/15/24	413
400	Scentre Group Trust 1, (Australia), 3.500%, 02/12/25 (e)	400
1,200	Simon Property Group LP, 4.375%, 03/01/21	1,284
106	UDR, Inc., 2.950%, 09/01/26	100
	Ventas Realty LP,
90	3.500%, 02/01/25	88
470	3.750%, 05/01/24	476
158	4.125%, 01/15/26	161
	Welltower, Inc.,
600	3.750%, 03/15/23	616
2,007	4.500%, 01/15/24	2,127

	Total Real Estate	14,180

	Telecommunication Services — 1.2%
	Diversified Telecommunication Services — 1.0%
	AT&T, Inc.,
475	3.000%, 06/30/22	472
1,100	3.400%, 05/15/25	1,063
1,232	3.800%, 03/15/22	1,271
1,000	3.800%, 03/01/24	1,010
775	3.875%, 08/15/21	804
360	4.450%, 04/01/24	377
2,800	5.500%, 02/01/18	2,896
350	British Telecommunications plc, (United Kingdom), 2.350%, 02/14/19	352
900	Deutsche Telekom International Finance BV, (Germany), 6.750%, 08/20/18	964
267	Nippon Telegraph & Telephone Corp., (Japan), 1.400%, 07/18/17	267
50	Orange SA, (France), SUB, 9.000%, 03/01/31	75
	Telefonica Emisiones SAU, (Spain),
420	3.192%, 04/27/18	426
409	5.134%, 04/27/20	438
114	5.462%, 02/16/21	125
	Verizon Communications, Inc.,
840	2.946%, 03/15/22 (e)	839
528	3.450%, 03/15/21	545
886	4.150%, 03/15/24	922
529	4.500%, 09/15/20	564
1,118	4.812%, 03/15/39 (e)	1,107
400	5.050%, 03/15/34	412

		14,929

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Wireless Telecommunication Services — 0.2%
379	America Movil SAB de CV, (Mexico), 3.125%, 07/16/22	377
608	Rogers Communications, Inc., (Canada), 3.625%, 12/15/25	618
1,400	Vodafone Group plc, (United Kingdom), 2.950%, 02/19/23	1,375

		2,370

	Total Telecommunication Services	17,299

	Utilities — 4.0%
	Electric Utilities — 3.1%
800	Appalachian Power Co., 4.600%, 03/30/21	859
372	Arizona Public Service Co., 3.350%, 06/15/24	380
1,595	Baltimore Gas & Electric Co., 2.800%, 08/15/22	1,601
237	Comision Federal de Electricidad, (Mexico), 4.875%, 05/26/21 (e)	247
	DTE Electric Co.,
197	2.650%, 06/15/22	197
1,000	3.375%, 03/01/25	1,025
1,500	3.650%, 03/15/24	1,589
200	3.900%, 06/01/21	211
	Duke Energy Carolinas LLC,
1,250	3.900%, 06/15/21	1,327
50	6.450%, 10/15/32	65
233	Duke Energy Corp., 3.550%, 09/15/21	242
160	Duke Energy Indiana LLC, 3.750%, 07/15/20	168
461	Duke Energy Progress LLC, 2.800%, 05/15/22	469
720	Electricite de France SA, (France), 2.150%, 01/22/19 (e)	722
400	Enel Finance International NV, (Italy), 5.125%, 10/07/19 (e)	427
765	Entergy Arkansas, Inc., 3.050%, 06/01/23	769
65	Entergy Corp., 2.950%, 09/01/26	62
269	Entergy Mississippi, Inc., 2.850%, 06/01/28	258
550	Fortis, Inc., (Canada), 3.055%, 10/04/26 (e)	519
3,700	Georgia Power Co., 4.250%, 12/01/19	3,918
1,663	Great Plains Energy, Inc., 4.850%, 06/01/21	1,775
1,000	Hydro-Quebec, (Canada), Series HY, 8.400%, 01/15/22	1,244
	Indiana Michigan Power Co.,
25	7.000%, 03/15/19	28
100	Series J, 3.200%, 03/15/23	101
200	Kentucky Utilities Co., 3.300%, 10/01/25	203
94	Louisville Gas & Electric Co., Series 25, 3.300%, 10/01/25	95

SEE NOTES TO FINANCIAL STATEMENTS.

188	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Electric Utilities — continued
	Nevada Power Co.,
1,000	6.500%, 08/01/18	1,067
1,000	7.125%, 03/15/19	1,108
	NextEra Energy Capital Holdings, Inc.,
518	2.400%, 09/15/19	522
1,539	2.700%, 09/15/19	1,563
200	6.000%, 03/01/19	215
938	Niagara Mohawk Power Corp., 3.508%, 10/01/24 (e)	962
300	NSTAR Electric Co., 2.375%, 10/15/22	295
1,200	Ohio Power Co., Series M, 5.375%, 10/01/21	1,341
300	Oncor Electric Delivery Co. LLC, 7.000%, 09/01/22	365
	Pacific Gas & Electric Co.,
794	2.450%, 08/15/22	783
424	3.250%, 09/15/21	435
1,500	3.250%, 06/15/23	1,534
400	3.400%, 08/15/24	410
350	3.850%, 11/15/23	369
50	6.050%, 03/01/34	63
200	PacifiCorp, 5.650%, 07/15/18	211
1,500	Pennsylvania Electric Co., 6.050%, 09/01/17	1,530
752	PPL Capital Funding, Inc., 4.200%, 06/15/22	794
224	PPL Electric Utilities Corp., 2.500%, 09/01/22	220
560	Progress Energy, Inc., 4.400%, 01/15/21	596
74	Public Service Co. of Colorado, 3.200%, 11/15/20	77
283	Public Service Co. of New Hampshire, 3.500%, 11/01/23	290
220	Public Service Co. of Oklahoma, 4.400%, 02/01/21	234
1,100	Public Service Electric & Gas Co., 2.000%, 08/15/19	1,103
	Southern California Edison Co.,
958	3.875%, 06/01/21	1,016
650	5.500%, 08/15/18	688
1,860	Southwestern Electric Power Co., 6.450%, 01/15/19	2,007
1,500	Southwestern Public Service Co., Series G, 8.750%, 12/01/18	1,674
	Virginia Electric & Power Co.,
1,600	2.750%, 03/15/23	1,593
1,099	2.950%, 01/15/22	1,123
	Wisconsin Electric Power Co.,
1,000	1.700%, 06/15/18	1,002
545	2.950%, 09/15/21	559

		44,250

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 0.2%
1,365	Atmos Energy Corp., 8.500%, 03/15/19	1,541
843	CenterPoint Energy Resources Corp., 4.500%, 01/15/21	891

		2,432

	Independent Power & Renewable Electricity Producers — 0.1%
180	Exelon Generation Co. LLC, 4.250%, 06/15/22	189
	PSEG Power LLC,
1,290	4.150%, 09/15/21	1,358
221	4.300%, 11/15/23	233

		1,780

	Multi-Utilities — 0.5%
170	CMS Energy Corp., 2.950%, 02/15/27	162
	Consumers Energy Co.,
137	2.850%, 05/15/22	139
1,060	5.650%, 04/15/20	1,169
350	Dominion Resources, Inc., Series B, 2.750%, 09/15/22	346
784	DTE Energy Co., Series F, 3.850%, 12/01/23	811
	NiSource Finance Corp.,
300	3.850%, 02/15/23	309
500	5.450%, 09/15/20	548
940	6.125%, 03/01/22	1,083
100	6.800%, 01/15/19	109
6	San Diego Gas & Electric Co., 5.350%, 05/15/40	7
	Sempra Energy,
192	4.050%, 12/01/23	201
1,400	9.800%, 02/15/19	1,610
	Southern Co. Gas Capital Corp.,
939	3.500%, 09/15/21	964
550	5.250%, 08/15/19	586

		8,044

	Water Utilities — 0.1%
	American Water Capital Corp.,
364	3.400%, 03/01/25	375
1,400	3.850%, 03/01/24	1,480

		1,855

	Total Utilities	58,361

	Total Corporate Bonds (Cost $452,192)	460,666

Foreign Government Securities — 0.4%
300	Republic of Colombia, (Colombia), 7.375%, 09/18/37	380

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	189

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Foreign Government Securities — continued
	Republic of Panama, (Panama),
460	3.750%, 03/16/25	471
347	4.000%, 09/22/24	362
	Republic of Poland, (Poland),
800	3.250%, 04/06/26	792
467	4.000%, 01/22/24	490
	United Mexican States, (Mexico),
568	3.500%, 01/21/21	584
1,076	3.600%, 01/30/25	1,068
694	4.000%, 10/02/23	711
332	4.125%, 01/21/26	340

	Total Foreign Government Securities (Cost $5,102)	5,198

Mortgage-Backed Securities — 8.5%
28	FHLMC Gold Pools, 15 Year, Single Family, 5.500%, 02/01/24	30
139	FHLMC Gold Pools, 20 Year, Single Family, 5.500%, 05/01/27	154
	FHLMC Gold Pools, 30 Year, Single Family,
1,632	4.500%, 05/01/41	1,757
258	5.000%, 10/01/33	288
3	6.000%, 12/01/36	3
1,742	FHLMC Gold Pools, Other, 3.500%, 06/01/42	1,796
	FNMA, 15 Year, Single Family,
21	6.000%, 10/01/19 - 01/01/24	22
1,376	FNMA, 20 Year, Single Family, 3.500%, 08/01/32	1,435
	FNMA, 30 Year, Single Family,
1,103	5.000%, 08/01/40	1,218
689	6.000%, 12/01/32 - 04/01/35	789
927	6.500%, 10/01/36 - 10/01/38	1,049
580	7.000%, 04/01/37 - 11/01/38	676
	FNMA, Other,
2,471	ARM, 1.122%, 01/01/23	2,463
3,000	1.400%, 07/01/17	2,997
2,366	1.735%, 05/01/20	2,342
1,906	1.940%, 07/01/19	1,908
4,800	2.010%, 06/01/20	4,796
919	2.190%, 12/01/22	909
2,515	2.340%, 12/01/22	2,505
3,801	2.350%, 05/01/23 - 08/01/28	3,689
1,541	2.395%, 01/01/22	1,542
4,793	2.400%, 12/01/22 - 07/01/23	4,767
3,714	2.410%, 01/01/23	3,704
1,700	2.460%, 10/01/26	1,636
850	2.490%, 05/01/26	824

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

3,000	2.520%, 05/01/23	2,997
2,045	2.530%, 03/01/23	2,052
2,400	2.570%, 08/01/28	2,298
1,000	2.590%, 11/01/21	1,010
860	2.610%, 06/01/26	839
1,310	2.630%, 09/01/21	1,325
3,176	2.640%, 06/01/26	3,103
2,000	2.650%, 08/01/22	2,020
2,000	2.670%, 07/01/22	2,017
2,040	2.680%, 05/01/25	2,027
2,475	2.705%, 04/01/23	2,511
2,200	2.810%, 04/01/25	2,201
1,095	2.900%, 06/01/22	1,122
1,462	3.020%, 06/01/25	1,488
3,669	3.030%, 12/01/21 - 04/01/27	3,720
1,904	3.050%, 10/01/20	1,954
2,500	3.100%, 09/01/25	2,540
1,333	3.110%, 10/01/21	1,379
1,469	3.370%, 11/01/20	1,528
5,000	3.380%, 01/01/18 - 12/01/23	5,088
1,258	3.450%, 11/01/23	1,313
983	3.480%, 12/01/20	1,027
5,634	3.500%, 05/01/43 - 06/01/43	5,795
1,656	3.590%, 10/01/20	1,738
1,150	3.690%, 11/01/23	1,222
4,101	3.735%, 06/01/18	4,164
3,400	3.770%, 09/01/21	3,601
1,964	3.817%, 05/01/22	2,077
1,186	3.860%, 07/01/21	1,258
3,059	4.000%, 07/01/42	3,242
1,000	4.040%, 10/01/20	1,062
1,717	4.250%, 10/01/28	1,866
992	4.260%, 07/01/21	1,069
3,226	4.295%, 06/01/21	3,473
1,838	4.330%, 04/01/21	1,977
723	4.369%, 02/01/20	766
926	4.640%, 01/01/21	1,002
274	GNMA II, 30 Year, Single Family, 6.000%, 09/20/38	311

	Total Mortgage-Backed Securities (Cost $123,037)	123,481

U.S. Government Agency Securities — 12.5%
16,450	FHLB, 1.125%, 06/21/19	16,355
	FHLMC,
20,000	1.250%, 10/02/19	19,882
16,000	2.375%, 01/13/22	16,294

SEE NOTES TO FINANCIAL STATEMENTS.

190	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — continued
	FNMA,
8,333	1.250%, 08/17/21	8,091
14,000	1.875%, 09/24/26	13,027
12,500	2.000%, 01/05/22	12,502
1,335	2.125%, 04/24/26	1,272
91,000	2.625%, 09/06/24	92,531
735	Tennessee Valley Authority, 1.750%, 10/15/18	741

	Total U.S. Government Agency Securities (Cost $179,908)	180,695

U.S. Treasury Obligations — 22.2%
	U.S. Treasury Inflation Indexed Bond,
32,000	2.375%, 01/15/25	47,620
17,250	3.625%, 04/15/28	34,512
	U.S. Treasury Inflation Indexed Note,
26,705	0.125%, 04/15/17	28,547
65,000	0.125%, 04/15/19	68,273
25,000	0.125%, 04/15/21	25,810
36,000	0.125%, 01/15/22	38,830
18,000	0.125%, 07/15/26	17,812

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

2,000	0.250%, 01/15/25	2,033
9,100	1.375%, 01/15/20	10,755
40,000	1.625%, 01/15/18	47,374

	Total U.S. Treasury Obligations (Cost $319,670)	321,566

SHARES
Short-Term Investments— 2.4%
	Investment Companies— 2.4%
30,774	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.850% (b) (l) †	30,776
3,910	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.450% (b) (l) †	3,910

	Total Short-Term Investments (Cost $34,686)	34,686

	Total Investments — 101.7% (Cost $1,457,004)	1,471,278
	Liabilities in Excess of Other Assets — (1.7)%	(24,055)

	NET ASSETS — 100.0%	$1,447,223

Percentages indicated are based on net assets.

Inflation-Linked Swaps (Amounts in thousands)
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Barclays Bank plc	2.590% at termination	CPI-U at termination	12/31/2019	$3,000	$(227)
Barclays Bank plc	1.823% at termination	CPI-U at termination	11/08/2021	25,000	506
Barclays Bank plc	2.439% at termination	CPI-U at termination	05/15/2024	5,000	(299)
Barclays Bank plc	2.705% at termination	CPI-U at termination	09/02/2044	9,000	(1,513)
Barclays Bank plc	2.700% at termination	CPI-U at termination	09/03/2044	4,000	(665)
BNP Paribas	2.530% at termination	CPI-U at termination	02/22/2018	53,000	(3,029)
BNP Paribas	2.100% at termination	CPI-U at termination	08/26/2018	22,000	(669)
BNP Paribas	2.105% at termination	CPI-U at termination	08/26/2018	11,000	(337)
BNP Paribas	2.098% at termination	CPI-U at termination	09/09/2018	10,000	(303)
BNP Paribas	2.248% at termination	CPI-U at termination	01/15/2019	20,000	(859)
BNP Paribas	2.190% at termination	CPI-U at termination	09/03/2019	11,000	(368)
BNP Paribas	2.265% at termination	CPI-U at termination	02/06/2024	25,000	(113)
Citibank NA	1.478% at termination	CPI-U at termination	04/02/2017	4,000	37
Citibank NA	2.190% at termination	CPI-U at termination	09/02/2019	20,000	(670)
Citibank NA	1.592% at termination	CPI-U at termination	06/24/2021	15,000	491
Citibank NA	1.865% at termination	CPI-U at termination	10/24/2021	25,000	455
Citibank NA	2.458% at termination	CPI-U at termination	05/21/2024	13,000	(809)
Citibank NA	2.492% at termination	CPI-U at termination	08/27/2024	40,000	(2,663)
Citibank NA	2.477% at termination	CPI-U at termination	09/02/2024	3,000	(195)
Citibank NA	2.623% at termination	CPI-U at termination	10/07/2024	10,000	(210)
Credit Suisse International	2.085% at termination	CPI-U at termination	06/01/2017	25,000	(1,099)
Credit Suisse International	2.178% at termination	CPI-U at termination	05/28/2018	34,000	(1,353)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	191

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS (continued)

AS OF FEBRUARY 28, 2017

(Amounts in thousands)

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Credit Suisse International	2.315% at termination	CPI-U at termination	07/15/2020	$50,000	$(2,263)
Deutsche Bank AG, New York	2.500% at termination	CPI-U at termination	02/25/2018	23,000	(1,274)
Deutsche Bank AG, New York	2.500% at termination	CPI-U at termination	03/06/2018	49,000	(2,692)
Deutsche Bank AG, New York	2.140% at termination	CPI-U at termination	09/10/2019	41,000	(1,250)
Deutsche Bank AG, New York	1.565% at termination	CPI-U at termination	01/30/2020	35,000	416
Deutsche Bank AG, New York	1.748% at termination	CPI-U at termination	04/02/2020	32,000	519
Deutsche Bank AG, New York	1.525% at termination	CPI-U at termination	10/13/2020	18,000	423
Deutsche Bank AG, New York	1.823% at termination	CPI-U at termination	11/08/2021	25,000	507
Deutsche Bank AG, New York	2.477% at termination	CPI-U at termination	02/21/2024	10,000	(632)
Deutsche Bank AG, New York	2.415% at termination	CPI-U at termination	12/15/2024	42,000	(449)
Deutsche Bank AG, New York	1.978% at termination	CPI-U at termination	04/02/2025	37,000	601
Deutsche Bank AG, New York	2.000% at termination	CPI-U at termination	10/13/2045	3,000	255
Goldman Sachs International	2.211% at termination	CPI-U at termination	08/29/2019	27,000	(938)
Goldman Sachs International	2.185% at termination	CPI-U at termination	09/02/2019	26,000	(864)
Goldman Sachs International	2.194% at termination	CPI-U at termination	09/02/2019	29,000	(979)
Goldman Sachs International	2.100% at termination	CPI-U at termination	09/12/2019	41,000	(1,160)
Morgan Stanley Capital Services	2.195% at termination	CPI-U at termination	04/22/2018	28,000	(1,155)
Morgan Stanley Capital Services	2.145% at termination	CPI-U at termination	11/22/2018	24,000	(761)
Morgan Stanley Capital Services	1.442% at termination	CPI-U at termination	09/17/2020	93,000	2,441
Morgan Stanley Capital Services	2.500% at termination	CPI-U at termination	02/04/2024	15,000	(980)
Morgan Stanley Capital Services	2.673% at termination	CPI-U at termination	09/12/2044	2,000	(312)
Royal Bank of Scotland	2.475% at termination	CPI-U at termination	03/17/2024	2,000	(127)
Royal Bank of Scotland	2.733% at termination	CPI-U at termination	02/10/2044	5,000	(890)

					$(25,456)

SEE NOTES TO FINANCIAL STATEMENTS.

192	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 17.6%
1,372	Accredited Mortgage Loan Trust, Series 2003-3, Class A1, SUB, 5.210%, 01/25/34	1,393
2,564	American Express Credit Account Master Trust, Series 2014-2, Class A, 1.260%, 01/15/20	2,565
259	Ameriquest Mortgage Securities Asset-Backed Pass-Through Certificates, Series 2003-7, Class M1, VAR, 2.053%, 08/25/33	252
	Amortizing Residential Collateral Trust,
91	Series 2002-BC4, Class A, VAR, 1.358%, 07/25/32	86
540	Series 2002-BC6, Class M1, VAR, 1.903%, 08/25/32	503
2,404	Series 2002-BC9, Class M1, VAR, 2.428%, 12/25/32	2,280
	AMRESCO Residential Securities Corp. Mortgage Loan Trust,
389	Series 1998-1, Class M1A, VAR, 1.208%, 01/25/28	379
508	Series 1998-3, Class M1A, VAR, 1.408%, 09/25/28	488
2,267	ARLP Securitization Trust, Series 2015-1, Class A1, SUB, 3.967%, 05/25/55 (e)	2,286
318	Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2003-HE7, Class M2, VAR, 3.395%, 12/15/33	315
1,130	Axis Equipment Finance Receivables III LLC, Series 2015-1A, Class A2, 1.900%, 03/20/20 (e)	1,130
	B2R Mortgage Trust,
1,022	Series 2015-1, Class A1, 2.524%, 05/15/48 (e)	1,012
2,445	Series 2015-2, Class A, 3.336%, 11/15/48 (e)	2,463
7,000	BA Credit Card Trust, Series 2015-A2, Class A, 1.360%, 09/15/20	6,995
1,955	BCC Funding Corp. X, Series 2015-1, Class A2, 2.224%, 10/20/20 (e)	1,952
2,294	Bear Stearns Asset-Backed Securities I Trust, Series 2005-HE1, Class M2, VAR, 2.023%, 01/25/35	2,152
887	Bear Stearns Asset-Backed Securities Trust, Series 2003-SD1, Class A, VAR, 1.678%, 12/25/33	848
1,432	BMW Vehicle Lease Trust, Series 2015-1, Class A3, 1.240%, 12/20/17	1,432
170	BNC Mortgage Loan Trust, Series 2007-2, Class A2, VAR, 0.878%, 05/25/37	168
4,034	Cabela’s Credit Card Master Note Trust, Series 2016-1, Class A1, 1.780%, 06/15/22	4,024

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	California Republic Auto Receivables Trust,
81	Series 2013-1, Class A2, 1.410%, 09/17/18 (e)	81
4,473	Series 2015-2, Class A3, 1.310%, 08/15/19	4,470
5,000	Series 2015-3, Class A3, 1.620%, 11/15/19	5,004
800	Capital Auto Receivables Asset Trust, Series 2015-1, Class A2, 1.420%, 06/20/18	800
1,397	Carlyle Global Market Strategies Commodities Funding Ltd., (Cayman Islands), Series 2014-1A, Class A, VAR, 2.923%, 10/15/21 (e)	670
	CarMax Auto Owner Trust,
3,391	Series 2015-2, Class A3, 1.370%, 03/16/20	3,389
5,000	Series 2015-4, Class A3, 1.560%, 11/16/20	4,999
304	Centex Home Equity Loan Trust, Series 2002-A, Class MV1, VAR, 1.628%, 01/25/32	260
3,000	Chrysler Capital Auto Receivables Trust, Series 2016-AA, Class A3, 1.770%, 10/15/20 (e)	3,004
3,818	Colony American Finance Ltd., (Cayman Islands), Series 2016-1, Class A, 2.544%, 06/15/48 (e)	3,748
37	Consumer Credit Origination Loan Trust, Series 2015-1, Class A, 2.820%, 03/15/21 (e)	37
	Countrywide Asset-Backed Certificates,
82	Series 2002-1, Class A, VAR, 1.338%, 08/25/32	71
124	Series 2002-BC1, Class A, VAR, 1.438%, 04/25/32	85
113	Series 2003-BC2, Class 2A1, VAR, 1.378%, 06/25/33	100
754	Series 2003-BC5, Class M1, VAR, 1.828%, 09/25/33	691
246	Series 2004-2, Class M4, VAR, 2.278%, 03/25/34	232
116	Series 2004-S1, Class M2, SUB, 5.584%, 02/25/35	115
203	Countrywide Home Equity Loan Trust, Series 2004-A, Class A, VAR, 0.990%, 04/15/30	198
	CPS Auto Receivables Trust,
651	Series 2014-D, Class A, 1.490%, 04/15/19 (e)	651
880	Series 2015-A, Class A, 1.530%, 07/15/19 (e)	880
1,473	Series 2016-B, Class B, 3.180%, 09/15/20 (e)	1,489
	CWHEQ Revolving Home Equity Loan Trust,
321	Series 2005-E, Class 2A, VAR, 0.990%, 11/15/35	286

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	193

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
1,372	Series 2005-M, Class A1, VAR, 1.010%, 02/15/36	1,212
10,280	Discover Card Execution Note Trust, Series 2014-A1, Class A1, VAR, 1.200%, 07/15/21	10,323
1,200	DT Auto Owner Trust, Series 2016-2A, Class B, 2.920%, 05/15/20 (e)	1,208
	Exeter Automobile Receivables Trust,
594	Series 2015-2A, Class A, 1.540%, 11/15/19 (e)	594
1,436	Series 2015-3A, Class A, 2.000%, 03/16/20 (e)	1,437
2,754	Series 2016-2A, Class A, 2.210%, 07/15/20 (e)	2,760
	First Franklin Mortgage Loan Trust,
98	Series 2002-FF1, Class M1, VAR, 1.828%, 04/25/32	85
578	Series 2002-FF4, Class M1, VAR, 2.353%, 02/25/33	416
299	Series 2003-FFH1, Class M2, VAR, 3.403%, 09/25/33	239
502	Series 2004-FF8, Class M4, VAR, 2.376%, 10/25/34	130
868	First Investors Auto Owner Trust, Series 2015-2A, Class A1, 1.590%, 12/16/19 (e)	868
687	First NLC Trust, Series 2005-2, Class M1, VAR, 1.258%, 09/25/35	674
2,224	FirstKey Lending Trust, Series 2015-SFR1, Class A, 2.553%, 03/09/47 (e)	2,213
1,580	Flagship Credit Auto Trust, Series 2016-2, Class A1, 2.280%, 05/15/20 (e)	1,584
	Ford Credit Auto Owner Trust,
784	Series 2014-B, Class A3, 0.900%, 10/15/18	783
2,256	Series 2015-B, Class A3, 1.160%, 11/15/19	2,254
1,400	Series 2016-B, Class A3, 1.330%, 10/15/20	1,394
3,580	Fremont Home Loan Trust, Series 2005-C, Class M2, VAR, 1.506%, 07/25/35	3,261
347	GLC Trust, Series 2014-A, Class A, 3.000%, 07/15/21 (e)	342
6,244	GM Financial Automobile Leasing Trust, Series 2015-2, Class A3, 1.680%, 12/20/18	6,254
1,526	Green Tree Agency Advance Funding Trust I, Series 2016-T1, Class AT1, 2.380%, 10/15/48 (e)	1,515
120	GreenPoint Mortgage Funding Trust, Series 2005-HE3, Class A, VAR, 0.950%, 09/15/30	107
3,582	Harley-Davidson Motorcycle Trust, Series 2015-2, Class A3, 1.300%, 03/16/20	3,581

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

18		Home Equity Loan Trust, Series 2003-HS1, Class AII, VAR, 1.068%, 12/25/32	17
		Home Loan Trust,
—	(h)	Series 2001-HI2, Class AI7, SUB, 7.440%, 04/25/26	—	(h)
65		Series 2001-HI4, Class A7, SUB, 7.240%, 10/25/26	65
1,455		Hyundai Auto Receivables Trust, Series 2015-A, Class A3, 1.050%, 04/15/19	1,454
1,769		Invitation Homes Trust, Series 2014-SFR1, Class A, VAR, 1.772%, 06/17/31 (e)	1,769
93		Irwin Home Equity Loan Trust, Series 2004-1, Class 1A1, VAR, 1.411%, 12/25/24	86
3,710		Leaf Receivables Funding 10 LLC, Series 2015-1, Class A3, 1.490%, 03/15/18 (e)	3,706
12		Lehman Home Equity Loan Trust, Series 1998-1, Class A1, 7.000%, 05/25/28	3
176		Long Beach Mortgage Loan Trust, Series 2004-1, Class M3, VAR, 1.828%, 02/25/34	169
		Morgan Stanley ABS Capital I, Inc. Trust,
1,101		Series 2003-NC6, Class M1, VAR, 1.978%, 06/25/33	1,079
7,500		Series 2005-WMC4, Class M5, VAR, 1.753%, 04/25/35	7,113
271		New Century Home Equity Loan Trust, Series 2003-5, Class AII, VAR, 1.578%, 11/25/33	216
3,334		Nissan Auto Lease Trust, Series 2015-B, Class A3, 1.540%, 04/16/18	3,337
2,101		OneMain Direct Auto Receivables Trust, Series 2016-1A, Class A, 2.040%, 01/15/21 (e)	2,102
		OneMain Financial Issuance Trust,
1,469		Series 2014-1A, Class A, 2.430%, 06/18/24 (e)	1,469
2,877		Series 2015-1A, Class A, 3.190%, 03/18/26 (e)	2,903
3,500		Series 2015-2A, Class A, 2.570%, 07/18/25 (e)	3,497
		Park Place Securities, Inc. Asset-Backed Pass-Through Certificates,
467		Series 2004-WHQ2, Class M2, VAR, 1.723%, 02/25/35	467
681		Series 2005-WHQ3, Class M2, VAR, 1.453%, 06/25/35	680
182		PFS Tax Lien Trust, Series 2014-1, 1.440%, 05/15/29 (e)	181

SEE NOTES TO FINANCIAL STATEMENTS.

194	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
	Progress Residential Trust,
3,261	Series 2015-SFR2, Class A, 2.740%, 06/12/32 (e)	3,248
5,504	Series 2015-SFR3, Class A, 3.067%, 11/12/32 (e)	5,532
215	RAMP Trust, Series 2003-RS2, Class AII, VAR, 1.458%, 03/25/33	196
523	RASC Trust, Series 2003-KS4, Class MI2, SUB, 5.510%, 06/25/33	403
	SoFi Consumer Loan Program LLC,
2,327	Series 2016-1, Class A, 3.260%, 08/25/25 (e)	2,332
1,813	Series 2016-3, Class A, 3.050%, 12/26/25 (e)	1,811
1,720	Series 2017-1, Class A, 3.280%, 01/26/26 (e)	1,727
	SoFi Professional Loan Program LLC,
490	Series 2014-B, Class A1, VAR, 2.021%, 08/25/32 (e)	497
1,156	Series 2015-A, Class A1, VAR, 1.971%, 03/25/33 (e)	1,171
2,121	Series 2015-B, Class A1, VAR, 1.828%, 04/25/35 (e)	2,144
1,560	Series 2015-C, Class A1, VAR, 1.828%, 08/27/35 (e)	1,573
2,466	Series 2016-B, Class A1, VAR, 1.978%, 06/25/33 (e)	2,503
1,286	SpringCastle America Funding LLC, Series 2016-AA, Class A, 3.050%, 04/25/29 (e)	1,292
120	Structured Asset Investment Loan Trust, Series 2003-BC2, Class A3, VAR, 1.478%, 04/25/33	117
	TCF Auto Receivables Owner Trust,
5,193	Series 2015-1A, Class A3, 1.490%, 12/16/19 (e)	5,193
639	Series 2015-2A, Class A2, 1.640%, 01/15/19 (e)	639
	Tricon American Homes Trust,
1,338	Series 2015-SFR1, Class A, VAR, 2.022%, 05/17/32 (e)	1,340
4,445	Series 2016-SFR1, Class A, 2.589%, 11/17/33 (e)	4,338
3,751	US Residential Opportunity Fund III Trust, Series 2016-2III, Class A, SUB, 3.475%, 08/27/36 (e)	3,730
2,789	VOLT L LLC, Series 2016-NP10, Class A1, SUB, 3.500%, 09/25/46 (e)	2,775
1,833	VOLT LIV LLC, Series 2017-NPL1, Class A1, SUB, 3.500%, 02/25/47 (e)	1,833

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

286	VOLT NPL X LLC, Series 2014-NPL8, Class A1, SUB, 3.375%, 10/26/54 (e)	287
358	VOLT XIX LLC, Series 2014-NP11, Class A1, SUB, 3.875%, 04/25/55 (e)	359
2,150	VOLT XL LLC, Series 2015-NP14, Class A1, SUB, 4.375%, 11/27/45 (e)	2,163
1,889	VOLT XLVII LLC, Series 2016-NPL7, Class A1, SUB, 3.750%, 06/25/46 (e)	1,888
873	VOLT XXII LLC, Series 2015-NPL4, Class A1, SUB, 3.500%, 02/25/55 (e)	875
1,060	VOLT XXIV LLC, Series 2015-NPL6, Class A1, SUB, 3.500%, 02/25/55 (e)	1,062
4,324	VOLT XXV LLC, Series 2015-NPL8, Class A1, SUB, 3.500%, 06/26/45 (e)	4,323
3,680	VOLT XXVI LLC, Series 2014-NPL6, Class A2, SUB, 4.250%, 09/25/43 (e)	3,631
1,912	VOLT XXVII LLC, Series 2014-NPL7, Class A1, SUB, 3.375%, 08/27/57 (e)	1,910
1,172	VOLT XXX LLC, Series 2015-NPL1, Class A1, SUB, 3.625%, 10/25/57 (e)	1,176
782	VOLT XXXI LLC, Series 2015-NPL2, Class A1, SUB, 3.375%, 02/25/55 (e)	783
2,550	VOLT XXXIII LLC, Series 2015-NPL5, Class A1, SUB, 3.500%, 03/25/55 (e)	2,555
1,863	VOLT XXXV, Series 2016-NPL9, Class A1, SUB, 3.500%, 09/25/46 (e)	1,855
3,662	Westgate Resorts LLC, Series 2016-1A, Class A, 3.500%, 12/20/28 (e)	3,649

	Total Asset-Backed Securities (Cost $211,038)	208,440

Collateralized Mortgage Obligations — 53.8%
	Alternative Loan Trust,
598	Series 2004-33, Class 3A3, VAR, 3.161%, 12/25/34	546
15	Series 2004-J4, Class 1A6, SUB, 5.400%, 06/25/34	15
268	Banc of America Alternative Loan Trust, Series 2004-8, Class 3A1, 5.500%, 09/25/19	263
	Banc of America Funding Trust,
298	Series 2005-E, Class 5A1, VAR, 3.188%, 05/20/35	296
478	Series 2006-1, Class 2A1, 5.500%, 01/25/36	455
	Banc of America Mortgage Trust,
606	Series 2004-D, Class 2A2, VAR, 3.245%, 05/25/34	607
417	Series 2005-A, Class 3A1, VAR, 3.620%, 02/25/35	411

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	195

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
442		Bear Stearns Asset-Backed Securities I Trust, Series 2004-AC6, Class M1, VAR, 1.783%, 11/25/34	115
		CHL Mortgage Pass-Through Trust,
262		Series 2003-21, Class A1, VAR, 3.243%, 05/25/33	261
60		Series 2004-HYB8, Class 1A1, VAR, 1.477%, 01/20/35	55
287		Series 2005-1, Class 1A2, VAR, 1.478%, 03/25/35	37
3		Collateralized Mortgage Obligation Trust, Series 50, Class B, PO, 10/01/18	3
		Credit Suisse First Boston Mortgage Securities Corp.,
926		Series 2003-AR24, Class 2A4, VAR, 3.221%, 10/25/33	910
843		Series 2004-5, Class 4A1, 6.000%, 09/25/34	858
116		Series 2005-5, Class 1A1, 5.000%, 07/25/20	115
331		Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-1, Class 2A1, VAR, 5.872%, 02/25/20	334
131		FHLMC — GNMA, Series 1, Class S, IF, IO, 8.183%, 10/25/22	13
		FHLMC REMIC,
2		Series 1071, Class F, VAR, 1.720%, 04/15/21	2
9		Series 1343, Class LA, 8.000%, 08/15/22	10
8		Series 1370, Class JA, VAR, 1.920%, 09/15/22	8
7		Series 1379, Class W, VAR, 2.220%, 10/15/22	7
2		Series 1508, Class KA, VAR, 1.199%, 05/15/23	2
125		Series 1689, Class M, PO, 03/15/24	119
63		Series 1771, Class PK, 8.000%, 02/15/25	72
110		Series 1974, Class ZA, 7.000%, 07/15/27	125
19		Series 1981, Class Z, 6.000%, 05/15/27	21
66		Series 2033, Class PR, PO, 03/15/24	63
10		Series 2261, Class ZY, 7.500%, 10/15/30	12
—	(h)	Series 2289, Class NA, VAR, 10.266%, 05/15/20	—	(h)
34		Series 2338, Class FN, VAR, 1.270%, 08/15/28	34
67		Series 2416, Class SA, IF, 14.110%, 02/15/32	91
61		Series 2416, Class SH, IF, 14.456%, 02/17/32	78

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

13	Series 2477, Class FZ, VAR, 1.320%, 06/15/31	13
358	Series 3085, Class VS, HB, IF, 25.640%, 12/15/35	589
460	Series 3300, Class FA, VAR, 1.070%, 08/15/35	458
1,333	Series 3737, Class DG, 5.000%, 10/15/30	1,446
1,765	Series 3832, Class PL, 5.000%, 08/15/39	1,848
1,098	Series 3841, Class JF, VAR, 1.170%, 10/15/38	1,103
5,147	Series 3860, Class FP, VAR, 1.170%, 06/15/40	5,164
1,715	Series 3952, Class MA, 3.000%, 11/15/21	1,730
7,495	Series 4074, Class FE, VAR, 1.170%, 07/15/42	7,467
7,135	Series 4111, Class FA, VAR, 1.120%, 08/15/39	7,135
4,356	Series 4120, Class KI, IO, 3.000%, 10/15/32	441
13,453	Series 4150, Class F, VAR, 1.140%, 01/15/43	13,379
15,392	Series 4150, Class GE, 2.000%, 01/15/33	15,149
9,812	Series 4161, Class YF, VAR, 1.140%, 02/15/43	9,759
5,165	Series 4206, Class DA, 2.000%, 05/15/33	5,083
10,521	Series 4281, Class FB, VAR, 1.320%, 12/15/43	10,487
15,986	Series 4350, Class AF, VAR, 1.130%, 12/15/37	15,835
12,661	Series 4350, Class FK, VAR, 1.130%, 06/15/38	12,612
1,876	Series 4350, Class KF, VAR, 1.130%, 01/15/39	1,854
12,740	Series 4363, Class FA, VAR, 1.150%, 09/15/41	12,655
10,039	Series 4413, Class WF, VAR, 1.130%, 10/15/41	9,977
13,486	Series 4448, Class TF, VAR, 1.100%, 05/15/40	13,396
35,733	Series 4457, Class KF, VAR, 1.130%, 10/15/40	35,654
12,836	Series 4480, Class FM, VAR, 1.130%, 06/15/40	12,848
9,871	Series 4515, Class FA, VAR, 1.150%, 08/15/38	9,785
7,351	Series 4559, Class AF, VAR, 1.271%, 03/15/42	7,359
5,051	Series 4594, Class GN, 2.500%, 02/15/45	5,077
13,691	Series 4606, Class FL, VAR, 1.270%, 12/15/44	13,721

SEE NOTES TO FINANCIAL STATEMENTS.

196	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
20,393		FHLMC STRIPS, Series 328, Class S4, IF, IO, 2.025%, 02/15/38	1,414
		FHLMC Structured Agency Credit Risk Debt Notes,
2,834		Series 2013-DN1, Class M1, VAR, 4.178%, 07/25/23	2,875
7,063		Series 2015-DNA3, Class M2, VAR, 3.628%, 04/25/28	7,312
		FHLMC Structured Pass-Through Securities Certificates,
68		Series T-51, Class 1APO, PO, 09/25/42	59
2,558		Series T-54, Class 4A, VAR, 3.280%, 02/25/43	2,623
258		First Horizon Alternative Mortgage Securities Trust, Series 2005-FA10, Class 2A1, 5.250%, 12/25/20	248
645		First Horizon Mortgage Pass-Through Trust, Series 2004-AR6, Class 2A1, VAR, 3.020%, 12/25/34	645
67		First Republic Bank Mortgage Pass-Through Certificates Trust, Series 2000-FRB1, Class B1, VAR, 1.278%, 06/25/30	54
360		First Republic Mortgage Loan Trust, Series 2000-FRB2, Class A1, VAR, 1.270%, 11/15/30	327
		FNMA Grantor Trust,
382		Series 2001-T8, Class A1, 7.500%, 07/25/41	446
1,197		Series 2002-T6, Class A4, VAR, 3.687%, 03/25/41	1,247
		FNMA REMIC,
2		Series 1988-15, Class B, VAR, 1.328%, 06/25/18	2
1		Series 1989-77, Class J, 8.750%, 11/25/19	1
—	(h)	Series 1989-89, Class H, 9.000%, 11/25/19	—	(h)
17		Series 1990-64, Class Z, 10.000%, 06/25/20	18
29		Series 1990-145, Class A, VAR, 1.557%, 12/25/20	29
42		Series 1991-142, Class PL, 8.000%, 10/25/21	46
39		Series 1991-156, Class F, VAR, 2.078%, 11/25/21	40
—	(h)	Series 1992-91, Class SQ, HB, IF, 8,731.670%, 05/25/22	6
70		Series 1992-112, Class GB, 7.000%, 07/25/22	77
2		Series 1992-154, Class SA, IF, IO, 5.400%, 08/25/22	—	(h)
32		Series 1992-200, Class FK, VAR, 1.899%, 11/25/22	32

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

35	Series 1993-27, Class S, IF, 8.584%, 02/25/23	39
71	Series 1993-110, Class H, 6.500%, 05/25/23	79
8	Series 1993-119, Class H, 6.500%, 07/25/23	9
69	Series 1993-146, Class E, PO, 05/25/23	66
32	Series 1993-165, Class FH, VAR, 1.928%, 09/25/23	33
160	Series 1993-179, Class FM, VAR, 1.849%, 10/25/23	164
32	Series 1997-74, Class E, 7.500%, 10/20/27	37
284	Series 2001-9, Class F, VAR, 1.022%, 02/17/31	285
78	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	18
34	Series 2002-77, Class FY, VAR, 1.178%, 12/25/17	34
113	Series 2003-17, Class FN, VAR, 1.078%, 03/25/18	113
26	Series 2003-21, Class FK, VAR, 1.178%, 03/25/33	26
700	Series 2004-17, Class BF, VAR, 1.128%, 01/25/34	698
1,036	Series 2006-3, Class SB, IF, IO, 5.922%, 07/25/35	135
808	Series 2006-16, Class HZ, 5.500%, 03/25/36	862
2,217	Series 2006-124, Class FC, VAR, 1.128%, 01/25/37	2,209
3,406	Series 2012-38, Class PA, 2.000%, 09/25/41	3,338
5,735	Series 2012-93, Class ME, 2.500%, 01/25/42	5,781
3,865	Series 2012-114, Class VE, 3.500%, 10/25/25	4,009
12,695	Series 2012-119, Class FB, VAR, 1.128%, 11/25/42	12,615
2,545	Series 2013-6, Class FL, VAR, 1.178%, 02/25/43	2,545
4,883	Series 2013-15, Class DC, 2.000%, 03/25/33	4,784
5,153	Series 2013-23, Class KJ, 2.250%, 05/25/42	5,088
4,252	Series 2013-26, Class AV, 3.500%, 04/25/26	4,396
3,068	Series 2013-43, Class YH, 2.500%, 05/25/33	3,085
10,886	Series 2013-54, Class HF, VAR, 0.978%, 10/25/41	10,830

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	197

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
651	Series 2014-49, Class AF, VAR, 1.100%, 08/25/44	647
7,906	Series 2014-66, Class WF, VAR, 1.130%, 10/25/54	7,883
16,679	Series 2015-42, Class BF, VAR, 1.081%, 06/25/45	16,603
14,722	Series 2015-91, Class AF, VAR, 1.150%, 12/25/45	14,631
20,784	Series 2016-25, Class LA, 3.000%, 07/25/45	21,217
23,607	Series 2016-30, Class PA, 3.000%, 04/25/45	24,125
7,485	Series 2016-33, Class JA, 3.000%, 07/25/45	7,662
1	Series G92-44, Class ZQ, 8.000%, 07/25/22	1
449	Series G94-9, Class PJ, 6.500%, 08/17/24	511
	FNMA REMIC Trust,
264	Series 2003-W1, Class 2A, VAR, 6.187%, 12/25/42	296
1,115	Series 2003-W4, Class 5A, VAR, 3.525%, 10/25/42	1,158
1,649	Series 2003-W15, Class 3A, VAR, 4.162%, 12/25/42	1,823
749	Series 2009-W1, Class A, 6.000%, 12/25/49	847
	FNMA STRIPS,
130	Series 343, Class 23, IO, 4.000%, 10/25/18	3
193	Series 343, Class 27, IO, 4.500%, 01/25/19	5
480	FNMA Trust, Series 2004-W2, Class 4A, VAR, 3.021%, 02/25/44	493
	FNMA, Connecticut Avenue Securities,
1,446	Series 2013-C01, Class M1, VAR, 2.778%, 10/25/23	1,459
1,507	Series 2014-C01, Class M1, VAR, 2.378%, 01/25/24	1,520
4,402	Series 2014-C02, Class 1M1, VAR, 1.728%, 05/25/24	4,416
1,007	Series 2014-C03, Class 1M1, VAR, 1.978%, 07/25/24	1,010
3,979	Series 2017-C01, Class 1M1, VAR, 2.078%, 07/25/29 (e)	3,994
	GNMA,
10	Series 2000-35, Class F, VAR, 1.320%, 12/16/25	10
179	Series 2002-31, Class FC, VAR, 1.028%, 09/26/21	178
3,936	Series 2010-166, Class GP, 3.000%, 04/20/39	4,034
6,170	Series 2012-61, Class FM, VAR, 1.170%, 05/16/42	6,173

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

3,222	Series 2012-H21, Class FA, VAR, 1.272%, 07/20/62	3,209
16,795	Series 2013-H16, Class FA, VAR, 1.312%, 07/20/63	16,756
17,586	Series 2014-H07, Class FC, VAR, 1.372%, 05/20/64	17,584
5,597	Series 2014-H11, Class JA, VAR, 1.272%, 06/20/64	5,571
14,929	Series 2014-H17, Class FM, VAR, 1.252%, 08/20/64	14,842
8,542	Series 2015-H03, Class FD, VAR, 1.412%, 01/20/65	8,467
16,538	Series 2015-H04, Class FL, VAR, 1.242%, 02/20/65	16,443
9,109	Series 2015-H12, Class FA, VAR, 1.252%, 05/20/65	9,055
19,250	Series 2015-H12, Class FJ, VAR, 1.202%, 05/20/65	19,128
21,735	Series 2015-H14, Class FB, VAR, 1.202%, 05/20/65	21,591
16,210	Series 2015-H19, Class FN, VAR, 1.212%, 07/20/65	16,075
19,594	Series 2015-H23, Class TA, VAR, 1.242%, 09/20/65	19,449
787	GSAA Trust, Series 2004-CW1, Class 1A1, 5.500%, 04/01/34	817
422	GSR Mortgage Loan Trust, Series 2004-10F, Class 7A1, 5.500%, 09/25/34	428
	Impac CMB Trust,
16	Series 2004-3, Class 3A, VAR, 1.418%, 03/25/34	15
259	Series 2004-6, Class 1A2, VAR, 1.558%, 10/25/34	248
1,246	Series 2005-5, Class A1, VAR, 1.418%, 08/25/35	1,099
934	IndyMac INDA Mortgage Loan Trust, Series 2007-AR1, Class 1A1, VAR, 3.479%, 03/25/37	892
134	JP Morgan Mortgage Trust, Series 2003-A1, Class 1A1, VAR, 2.633%, 10/25/33	131
	MASTR Adjustable Rate Mortgages Trust,
216	Series 2003-5, Class 5A1, VAR, 2.750%, 10/25/33	217
341	Series 2004-13, Class 2A1, VAR, 3.073%, 04/21/34	350
1,122	Series 2004-13, Class 3A7B, VAR, 2.810%, 11/21/34	1,137
111	MASTR Seasoned Securitization Trust, Series 2003-1, Class 3A2, VAR, 1.178%, 02/25/33	101

SEE NOTES TO FINANCIAL STATEMENTS.

198	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Mellon Residential Funding Corp. Mortgage Pass-Through Certificates,
359	Series 2001-TBC1, Class B1, VAR, 1.650%, 11/15/31	307
91	Series 2002-TBC1, Class B1, VAR, 1.770%, 09/15/30	78
46	Series 2002-TBC1, Class B2, VAR, 2.170%, 09/15/30	39
	Merrill Lynch Mortgage Investors Trust,
385	Series 2004-1, Class 2A3, VAR, 2.962%, 12/25/34	358
542	Series 2004-D, Class A1, VAR, 1.438%, 09/25/29	538
6	ML Trust XLVII, Series 47, Class Z, 8.985%, 10/20/20	6
	Morgan Stanley Dean Witter Capital I, Inc. Trust,
260	Series 2003-HYB1, Class A4, VAR, 2.516%, 03/25/33	237
139	Series 2003-HYB1, Class B1, VAR, 2.516%, 03/25/33	103
	Morgan Stanley Mortgage Loan Trust,
2,404	Series 2004-3, Class 4A, VAR, 5.668%, 04/25/34	2,514
309	Series 2004-5AR, Class 3A3, VAR, 3.058%, 07/25/34	284
1,741	Series 2004-5AR, Class 3A5, VAR, 3.058%, 07/25/34	1,731
809	Series 2004-11AR, Class 1A2A, VAR, 1.088%, 01/25/35	758
175	MRFC Mortgage Pass-Through Trust, Series 2002-TBC2, Class B1, VAR, 1.620%, 08/15/32	144
1,267	NAAC Reperforming Loan REMIC Trust Certificates, Series 2004-R3, Class AF, VAR, 1.228%, 02/25/35 (e)	1,035
	Nomura Asset Acceptance Corp. Alternative Loan Trust,
431	Series 2003-A3, Class A1, SUB, 5.500%, 08/25/33	440
30	Series 2004-AR1, Class 5A1, VAR, 1.538%, 08/25/34	28
666	Prime Mortgage Trust, Series 2005-2, Class 2A1, VAR, 6.617%, 10/25/32	688
119	RALI Trust, Series 2003-QS16, Class A1, 5.000%, 08/25/18	119
	RFMSI Trust,
2,752	Series 2005-SA2, Class 2A2, VAR, 3.378%, 06/25/35	2,588
731	Series 2006-SA4, Class 2A1, VAR, 4.391%, 11/25/36	641

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Sequoia Mortgage Trust,
59	Series 11, Class A, VAR, 1.681%, 12/20/32	57
155	Series 2003-3, Class A2, VAR, 2.020%, 07/20/33	147
1,500	Series 2004-11, Class A2, VAR, 1.915%, 12/20/34	1,436
1,268	Springleaf Mortgage Loan Trust, Series 2013-2A, Class A, VAR, 1.780%, 12/25/65 (e)	1,266
127	Structured Asset Mortgage Investments II Trust, Series 2004-AR1, Class 1A1, VAR, 1.481%, 03/19/34	122
951	Structured Asset Mortgage Investments Trust, Series 2002-AR2, Class A3, VAR, 1.531%, 07/19/32	747
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
2,328	Series 2003-24A, Class 2A, VAR, 3.416%, 07/25/33	2,223
1,554	Series 2003-29, Class 3A1, VAR, 4.884%, 09/25/33	1,543
743	Series 2003-40A, Class 4A, VAR, 3.235%, 01/25/34	720
3,673	Thornburg Mortgage Securities Trust, Series 2004-4, Class 5A, VAR, 2.864%, 12/25/44	3,498
	WaMu Mortgage Pass-Through Certificates Trust,
1,302	Series 2004-AR3, Class A1, VAR, 2.821%, 06/25/34	1,316
667	Series 2004-AR11, Class A, VAR, 2.839%, 10/25/34	671
	Wells Fargo Mortgage-Backed Securities Trust,
321	Series 2003-K, Class 1A2, VAR, 2.901%, 11/25/33	323
405	Series 2005-AR16, Class 3A2, VAR, 3.155%, 03/25/35	408
93	Series 2006-17, Class A1, 5.500%, 11/25/21	95
116	Series 2007-3, Class 3A1, 5.500%, 04/25/22	118

	Total Collateralized Mortgage Obligations (Cost $641,541)	638,371

Commercial Mortgage-Backed Securities — 2.6%
	A10 Securitization LLC,
854	Series 2015-1, Class A1, 2.100%, 04/15/34 (e)	852
2,371	Series 2015-1, Class A2, 3.130%, 04/15/34 (e)	2,384

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	199

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — continued
5,281	A10 Term Asset Financing LLC, Series 2016-1, Class A1, 2.420%, 03/15/35 (e)	5,255
2,900	BAMLL Commercial Mortgage Securities Trust, Series 2013-DSNY, Class A, VAR, 1.820%, 09/15/26 (e)	2,903
	Bayview Commercial Asset Trust,
330	Series 2004-3, Class A2, VAR, 1.198%, 01/25/35 (e)	318
1,134	Series 2005-2A, Class A2, VAR, 1.128%, 08/25/35 (e)	1,000
227	Series 2005-2A, Class M1, VAR, 1.208%, 08/25/35 (e)	194
1,118	Series 2007-3, Class A2, VAR, 1.068%, 07/25/37 (e)	919
2,671	BBCMS Trust, Series 2015-VFM, Class A1, 2.466%, 03/10/36 (e)	2,601
6,000	BHMS Mortgage Trust, Series 2014-ATLS, Class BFL, VAR, 2.727%, 07/05/33 (e)	5,905
	Commercial Mortgage Trust,
2,667	Series 2014-BBG, Class A, VAR, 1.570%, 03/15/29 (e)	2,671
1,319	Series 2014-PAT, Class A, VAR, 1.571%, 08/13/27 (e)	1,319
3,774	Series 2014-TWC, Class A, VAR, 1.621%, 02/13/32 (e)	3,780
139	GS Mortgage Securities Trust, Series 2013-GC16, Class A1, 1.264%, 11/10/46	139
1,155	UBS-BAMLL Trust, Series 2012-WRM, Class A, 3.663%, 06/10/30 (e)	1,181

	Total Commercial Mortgage-Backed Securities (Cost $31,959)	31,421

Corporate Bonds — 12.8%
	Consumer Discretionary — 0.8%
	Automobiles — 0.5%
	Nissan Motor Acceptance Corp., (Japan),
3,000	VAR, 1.477%, 09/13/19 (e)	3,004
2,824	VAR, 1.492%, 03/03/17 (e)	2,824

		5,828

	Media — 0.3%
4,000	Walt Disney Co. (The), VAR, 1.364%, 05/30/19	4,013

	Total Consumer Discretionary	9,841

	Consumer Staples — 0.1%
	Food & Staples Retailing — 0.1%
607	Walgreens Boots Alliance, Inc., 1.750%, 11/17/17	609

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Energy — 1.7%
	Oil, Gas & Consumable Fuels — 1.7%
3,000	BP Capital Markets plc, (United Kingdom), VAR, 1.627%, 09/26/18	3,019
1,810	Buckeye Partners LP, 4.875%, 02/01/21	1,926
2,882	CNOOC Finance 2015 Australia Pty. Ltd., (China), 2.625%, 05/05/20	2,880
4,963	ConocoPhillips Co., 1.500%, 05/15/18	4,952
1,525	ONEOK Partners LP, 3.200%, 09/15/18	1,554
1,628	Plains All American Pipeline LP, 2.600%, 12/15/19	1,632
684	Spectra Energy Partners LP, 2.950%, 09/25/18	693
3,000	Statoil ASA, (Norway), VAR, 1.498%, 11/08/18	3,022
822	TransCanada PipeLines Ltd., (Canada), 1.875%, 01/12/18	823

	Total Energy	20,501

	Financials — 8.2%
	Banks — 3.8%
	Bank of America Corp.,
1,346	1.700%, 08/25/17	1,348
2,000	Series L, 2.600%, 01/15/19	2,025
5,000	Bank of Montreal, (Canada), 1.350%, 08/28/18	4,975
3,169	Barclays plc, (United Kingdom), 2.875%, 06/08/20	3,178
3,000	BB&T Corp., VAR, 1.694%, 02/01/19	3,022
923	BNP Paribas SA, (France), 2.700%, 08/20/18	935
	Citigroup, Inc.,
3,000	VAR, 1.800%, 01/10/20	3,014
4,000	VAR, 2.021%, 12/08/21	4,041
964	Discover Bank, 2.600%, 11/13/18	974
3,000	Mitsubishi UFJ Financial Group, Inc., (Japan), VAR, 2.017%, 09/13/21	3,027
	Mizuho Financial Group, Inc., (Japan),
4,000	VAR, 1.994%, 02/28/22	4,006
3,000	VAR, 2.097%, 09/13/21	3,023
3,000	Royal Bank of Canada, (Canada), VAR, 1.422%, 01/10/19	3,001
3,000	Sumitomo Mitsui Financial Group, Inc., (Japan), VAR, 1.988%, 01/11/22	3,002
967	SunTrust Banks, Inc., 2.350%, 11/01/18	975
4,000	US Bank NA, VAR, 1.363%, 01/24/20	4,005

		44,551

SEE NOTES TO FINANCIAL STATEMENTS.

200	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Capital Markets — 0.7%
	Goldman Sachs Group, Inc. (The),
1,000	2.625%, 04/25/21	1,000
3,000	VAR, 2.139%, 11/15/18	3,036
	Morgan Stanley,
1,482	2.500%, 01/24/19	1,496
2,925	2.500%, 04/21/21	2,913

		8,445

	Consumer Finance — 2.8%
3,000	American Express Credit Corp., VAR, 1.543%, 03/18/19	3,010
3,000	American Honda Finance Corp., VAR, 1.561%, 09/09/21	3,036
3,000	Caterpillar Financial Services Corp., VAR, 1.528%, 01/10/20	3,022
	Ford Motor Credit Co. LLC,
3,000	VAR, 2.009%, 01/09/20	3,027
4,000	Series 1, VAR, 1.783%, 03/12/19	4,021
4,000	General Motors Financial Co., Inc., VAR, 2.573%, 01/14/22	4,104
4,000	HSBC USA, Inc., VAR, 1.877%, 09/24/18	4,014
	Toyota Motor Credit Corp.,
5,000	VAR, 1.237%, 05/16/17	5,003
4,000	VAR, 1.699%, 01/11/22	4,024

		33,261

	Diversified Financial Services — 0.3%
4,000	Shell International Finance BV, (Netherlands), VAR, 1.484%, 05/11/20	4,014

	Insurance — 0.6%
880	Chubb INA Holdings, Inc., 2.300%, 11/03/20	883
1,982	Jackson National Life Global Funding, 1.875%, 10/15/18 (e)	1,987
	New York Life Global Funding,
2,485	1.125%, 03/01/17 (e)	2,485
1,234	2.000%, 04/13/21 (e)	1,216

		6,571

	Total Financials	96,842

	Health Care — 0.5%
	Health Care Equipment & Supplies — 0.5%
5,000	Abbott Laboratories, 2.350%, 11/22/19	5,026
857	Medtronic, Inc., 1.500%, 03/15/18	858

	Total Health Care	5,884

	Industrials — 0.2%
	Road & Rail — 0.2%
2,210	Ryder System, Inc., 2.500%, 05/11/20	2,218

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 0.8%
	Semiconductors & Semiconductor Equipment — 0.4%
2,064	Broadcom Corp., 2.375%, 01/15/20 (e)	2,065
2,753	Texas Instruments, Inc., 1.750%, 05/01/20	2,732

		4,797

	Software — 0.3%
3,000	Oracle Corp., VAR, 1.602%, 01/15/19	3,027

	Technology Hardware, Storage & Peripherals — 0.1%
1,793	Apple, Inc., VAR, 1.285%, 05/03/18	1,798

	Total Information Technology	9,622

	Telecommunication Services — 0.1%
	Diversified Telecommunication Services — 0.1%
1,314	AT&T, Inc., 2.450%, 06/30/20	1,316

	Utilities — 0.4%
	Electric Utilities — 0.1%
1,081	Duke Energy Corp., VAR, 1.378%, 04/03/17	1,082
828	Southern California Edison Co., Series 14-B, 1.125%, 05/01/17	828

		1,910

	Gas Utilities — 0.2%
2,100	Korea Gas Corp., (South Korea), 2.250%, 07/25/17 (e)	2,104

	Independent Power & Renewable Electricity Producers — 0.1%
870	Exelon Generation Co. LLC, 2.950%, 01/15/20	881

	Total Utilities	4,895

	Total Corporate Bonds (Cost $150,941)	151,728

Mortgage-Backed Securities — 3.8%
	FHLMC,
10	ARM, 1.845%, 12/01/21	10
10	ARM, 2.625%, 06/01/26	10
10	ARM, 2.651%, 07/01/19	11
207	ARM, 2.670%, 01/01/23	217
1	ARM, 2.719%, 05/01/18	1
42	ARM, 2.737%, 01/01/27	44
30	ARM, 2.747%, 04/01/30	31
16	ARM, 2.761%, 10/01/29	17
33	ARM, 2.780%, 07/01/28	34
194	ARM, 2.784%, 07/01/30	203
33	ARM, 2.792%, 12/01/26	34
95	ARM, 2.799%, 12/01/27	99
6	ARM, 2.804%, 06/01/22	7
145	ARM, 2.832%, 08/01/27	151

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	201

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage-Backed Securities — continued
253	ARM, 2.834%, 04/01/32	263
8	ARM, 2.851%, 12/01/29	8
178	ARM, 2.865%, 12/01/26	184
35	ARM, 2.875%, 02/01/23	36
20	ARM, 2.905%, 11/01/27	20
62	ARM, 2.907%, 01/01/23	63
20	ARM, 2.922%, 01/01/30	21
12	ARM, 3.085%, 04/01/24	12
8	ARM, 3.433%, 06/01/25	9
1	FHLMC Gold Pools, 20 Year, Single Family, 8.000%, 06/01/17	1
	FHLMC Gold Pools, 30 Year, Single Family,
3	7.500%, 05/01/28	4
17	8.500%, 07/01/28	20
10	9.000%, 02/01/25	11
5,746	FHLMC Gold Pools, Other, 3.000%, 08/01/28	5,943
	FNMA,
1	ARM, 2.228%, 06/01/18	1
6	ARM, 2.330%, 04/01/21	6
8	ARM, 2.334%, 12/01/20	8
21	ARM, 2.363%, 11/01/18	21
5	ARM, 2.513%, 05/01/18	5
8	ARM, 2.520%, 07/01/20	8
30	ARM, 2.525%, 05/01/30	30
404	ARM, 2.585%, 05/01/33	431
13	ARM, 2.624%, 04/01/24	13
15	ARM, 2.696%, 01/01/31	16
3	ARM, 2.700%, 11/01/21	3
5	ARM, 2.732%, 05/01/29	5
47	ARM, 2.772%, 12/01/28	48
140	ARM, 2.827%, 09/01/33	150
12	ARM, 2.846%, 03/01/38	13
18	ARM, 2.849%, 06/01/26	18
8	ARM, 2.855%, 07/01/25	8
137	ARM, 2.930%, 02/01/34	144
286	ARM, 2.944%, 01/01/25	301
79	ARM, 2.961%, 08/01/26	83
45	ARM, 3.040%, 09/01/19 - 03/01/29	45
41	ARM, 3.083%, 11/01/30	41
13	ARM, 3.375%, 11/01/23	13
11	ARM, 3.486%, 07/01/27	12
12	ARM, 6.000%, 01/01/20	12
2,580	FNMA, 15 Year, Single Family, 4.000%, 02/01/25	2,710
	FNMA, 20 Year, Single Family,
8,860	3.000%, 02/01/33 - 07/01/33	9,040
2,085	5.000%, 10/01/23	2,287

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	FNMA, 30 Year, FHA/VA,
16	7.000%, 03/01/27	16
12	8.000%, 11/01/27	12
14	8.500%, 10/01/24	15
	FNMA, 30 Year, Single Family,
9,750	4.000%, 02/01/45	10,378
2,478	5.000%, 12/01/39	2,775
954	5.500%, 08/01/40	1,063
648	6.000%, 04/01/39	748
86	7.500%, 06/01/23 - 10/01/30	90
	FNMA, Other,
5,596	ARM, 1.562%, 12/01/25	5,614
55	12.000%, 11/01/30	60
1,541	GNMA I, 15 Year, Single Family, 4.500%, 10/15/24	1,643
	GNMA I, 30 Year, Single Family,
15	7.000%, 06/15/24	15
12	8.000%, 10/15/27	13
6	9.000%, 11/15/24	7
40	9.500%, 07/15/25	44
	GNMA II, 30 Year, Single Family,
18	7.250%, 08/20/22	18
29	7.400%, 02/20/22 - 03/20/22	29
7	7.500%, 10/20/23	7
12	7.850%, 12/20/21	12
37	8.000%, 07/20/25 - 08/20/26	44

	Total Mortgage-Backed Securities (Cost $44,982)	45,539

Municipal Bond — 0.1% (t)
	California — 0.1%
870	University of California, Series Y-1, Rev., VAR, 1.280%, 07/01/17 (Cost $870)	870

SHARES
Short-Term Investment — 9.3%
	Investment Company — 9.3%
110,237	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.850% (b) (l) (Cost $110,273)	110,281

	Total Investments — 100.0% (Cost $1,191,604)	1,186,650
	Liabilities in Excess of Other Assets — 0.0% (g)	(9)

	NET ASSETS — 100.0%	$1,186,641

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

202	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 14.2%
	ABFC Trust,
776	Series 2005-AQ1, Class A4, SUB, 4.830%, 06/25/35	791
268	Series 2005-WF1, Class A2C, VAR, 1.398%, 12/25/34	268
38	Accredited Mortgage Loan Trust, Series 2006-1, Class A3, VAR, 0.958%, 04/25/36	38
3,449	Ajax Mortgage Loan Trust, Series 2016-2, Class A, SUB, 4.125%, 10/25/56 (e)	3,435
	American Homes 4 Rent,
2,200	Series 2014-SFR1, Class D, VAR, 2.872%, 06/17/31 (e)	2,205
1,933	Series 2015-SFR1, Class A, 3.467%, 04/17/52 (e)	1,965
4,390	Series 2015-SFR1, Class D, 4.407%, 04/17/52 (e)	4,467
3,030	Series 2015-SFR1, Class E, 5.639%, 04/17/52 (e)	3,216
	American Homes 4 Rent Trust,
3,300	Series 2014-SFR2, Class A, 3.786%, 10/17/36 (e)	3,428
4,085	Series 2014-SFR2, Class D, 5.149%, 10/17/36 (e)	4,352
1,500	Series 2014-SFR2, Class E, 6.231%, 10/17/36 (e)	1,647
8,097	Series 2014-SFR3, Class A, 3.678%, 12/17/36 (e)	8,355
5,850	Series 2014-SFR3, Class B, 4.201%, 12/17/36 (e)	6,020
1,570	Series 2014-SFR3, Class C, 4.596%, 12/17/36 (e)	1,633
2,650	Series 2014-SFR3, Class D, 5.040%, 12/17/36 (e)	2,795
3,172	Series 2014-SFR3, Class E, 6.418%, 12/17/36 (e)	3,535
1,955	Series 2015-SFR2, Class A, 3.732%, 10/17/45 (e)	2,021
3,100	Series 2015-SFR2, Class D, 5.036%, 10/17/45 (e)	3,287
3,600	Series 2015-SFR2, Class E, 6.070%, 10/17/45 (e)	3,947
	AMSR Trust,
6,652	Series 2016-SFR1, Class D, VAR, 3.172%, 11/17/33 (e)	6,652
4,270	Series 2016-SFR1, Class E, VAR, 3.922%, 11/17/33 (e)	4,307
4,271	Series 2016-SFR1, Class F, VAR, 4.672%, 11/17/33 (e)	4,316

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Anchor Assets IX LLC,
8,650	Series 2016-1, Class A, 5.125%, 02/15/20 (e)	8,650
5,475	Series 2016-1, Class B, 6.250%, 02/15/20 (e)	5,475
2,640	ARLP Securitization Trust, Series 2015-1, Class A1, SUB, 3.967%, 05/25/55 (e)	2,662
	B2R Mortgage Trust,
5,290	Series 2015-1, Class A1, 2.524%, 05/15/48 (e)	5,236
3,912	Series 2015-2, Class A, 3.336%, 11/15/48 (e)	3,942
2,971	Series 2016-1, Class A, 2.567%, 06/15/49 (e)	2,919
2,000	Series 2016-1, Class B, 3.870%, 06/15/49 (e)	2,002
2,192	Banc of America Funding Corp., Series 2012-R6, Class 1A1, 3.000%, 10/26/39 (e)	2,154
103	Bear Stearns Asset-Backed Securities Trust, Series 2006-SD1, Class A, VAR, 1.148%, 04/25/36	100
821	BXG Receivables Note Trust, Series 2012-A, Class A, 2.660%, 12/02/27 (e)	813
2,236	CAM Mortgage Trust, Series 2016-2, Class A1, SUB, 3.250%, 06/15/57 (e)	2,221
4,017	Camillo Issuer LLC, Series 2016-SFR, Class 1A1, 5.000%, 12/05/23	4,017
	Chase Funding Trust,
1,557	Series 2002-3, Class 1A5, SUB, 5.907%, 06/25/32	1,527
686	Series 2003-4, Class 1A5, SUB, 5.321%, 05/25/33	704
554	Series 2003-6, Class 1A7, SUB, 4.277%, 11/25/34	566
47	Citigroup Global Markets Mortgage Securities VII, Inc., Series 2003-UP1, Class A, SUB, 3.950%, 04/25/32 (e)	47
	Citigroup Mortgage Loan Trust, Inc.,
72	Series 2003-HE3, Class A, VAR, 1.531%, 12/25/33	70
342	Series 2004-HE1, Class A, VAR, 1.108%, 09/25/33 (e)	337
	Colony American Finance Ltd., (Cayman Islands),
1,803	Series 2016-1, Class A, 2.544%, 06/15/48 (e)	1,770
2,159	Series 2016-2, Class A, 2.554%, 11/15/48 (e)	2,106

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	203

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
	FirstKey Lending Trust,
5,558	Series 2015-SFR1, Class A, 2.553%, 03/09/47 (e)	5,529
1,442	Series 2015-SFR1, Class B, 3.417%, 03/09/47 (e)	1,435
132	FNMA REMIC Trust, Series 2001-W4, Class AF6, SUB, 5.610%, 01/25/32	142
1,274	GCAT, Series 2015-2, Class A1, SUB, 3.750%, 07/25/20 (e)	1,276
	Green Tree Agency Advance Funding Trust I,
4,460	Series 2015-T2, Class CT2, 4.178%, 10/15/48 (e)	4,426
1,554	Series 2016-T1, Class DT1, 4.058%, 10/15/48 (e)	1,543
	HERO Funding II, (Cayman Islands),
4,000	Series 2016-3B, Class B, 5.240%, 09/20/42 (e)	4,003
4,000	Series 2016-4B, Class B, 4.990%, 09/20/47 (e)	4,030
	HERO Funding Trust,
3,681	Series 2016-2A, Class A, 3.750%, 09/20/41 (e)	3,733
2,351	Series 2016-3A, Class A1, 3.080%, 09/20/42 (e)	2,317
2,195	Hero Residual Funding, (Cayman Islands), Series 2016-1R, Class A1, 4.500%, 09/21/42 (e)	2,173
146	Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-A, Class A3, VAR, 0.978%, 03/25/36	136
	HSBC Home Equity Loan Trust USA,
73	Series 2007-1, Class AS, VAR, 0.981%, 03/20/36	72
287	Series 2007-3, Class APT, VAR, 1.981%, 11/20/36	287
	KGS-Alpha SBA COOF Trust,
3,812	Series 2012-3, Class A, IO, VAR, 1.357%, 09/25/26 (e)	67
19,694	Series 2012-4, Class A, IO, VAR, 1.061%, 09/25/37 (e)	603
	Long Beach Mortgage Loan Trust,
1,379	Series 2004-1, Class M1, VAR, 1.528%, 02/25/34	1,334
151	Series 2006-WL2, Class 2A3, VAR, 0.978%, 01/25/36	149
	LV Tower 52 Issuer,
4,400	Series 2013-1, Class A, 5.750%, 02/15/23 (e)	4,336
1,480	Series 2013-1, Class M, 7.750%, 02/15/23 (e)	1,442

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

99,651	Madison Avenue Manufactured Housing Contract Trust, Series 2002-A, Class IO, IO, 0.300%, 03/25/32	1,072
2,161	Mid-State Capital Corp. Trust, Series 2006-1, Class M1, 6.083%, 10/15/40 (e)	2,253
	Mid-State Capital Trust,
1,004	Series 2010-1, Class A, 3.500%, 12/15/45 (e)	1,026
1,548	Series 2010-1, Class M, 5.250%, 12/15/45 (e)	1,635
	Nationstar HECM Loan Trust,
437	Series 2015-2A, Class A, 2.883%, 11/25/25 (e)	437
1,964	Series 2015-2A, Class M1, 4.115%, 11/25/25 (e)	1,947
841	Series 2016-1A, Class M1, 4.360%, 02/25/26 (e)	837
558	Series 2016-2A, Class A, 2.239%, 06/25/26 (e)	562
4,701	Series 2016-2A, Class M1, 3.598%, 06/25/26 (e)	4,783
1,608	Series 2016-3A, Class A, 2.013%, 08/25/26 (e)	1,619
498	Series 2016-3A, Class M1, 3.147%, 08/25/26 (e)	495
464	New Century Home Equity Loan Trust, Series 2003-5, Class AI6, SUB, 5.178%, 11/25/33	469
6,106	New Residential Advance Receivables Trust Advance, Series 2016-T2, Class DT2, 4.005%, 10/15/49 (e)	6,041
	NRPL Trust,
1,346	Series 2015-1A, Class A1, SUB, 3.875%, 11/01/54 (e)	1,336
1,000	Series 2015-1A, Class A2, SUB, 3.875%, 11/01/54 (e)	997
3,539	Series 2015-2A, Class A1, SUB, 3.750%, 10/25/57 (e)	3,541
1,000	Series 2015-2A, Class A2, SUB, 3.750%, 10/25/57 (e)	975
2,095	NRZ Advance Receivables Trust Advance Receivables Backed, Series 2016-T1, Class BT1, 3.294%, 06/15/49 (e)	2,057
	Ocwen Master Advance Receivables Trust,
3,668	Series 2015-T3, Class AT3, 3.211%, 11/15/47 (e)	3,666
609	Series 2015-T3, Class CT3, 4.196%, 11/15/47 (e)	609
1,250	Series 2015-T3, Class DT3, 4.687%, 11/15/47 (e)	1,254

SEE NOTES TO FINANCIAL STATEMENTS.

204	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
3,600	Series 2016-T1, Class AT1, 2.521%, 08/17/48 (e)	3,578
1,522	Series 2016-T2, Class BT2, 3.265%, 08/16/49 (e)	1,519
3,025	Series 2016-T2, Class DT2, 4.446%, 08/16/49 (e)	2,982
	Progress Residential Trust,
7,232	Series 2015-SFR2, Class A, 2.740%, 06/12/32 (e)	7,204
1,761	Series 2015-SFR2, Class B, 3.138%, 06/12/32 (e)	1,749
3,745	Series 2015-SFR2, Class C, 3.436%, 06/12/32 (e)	3,724
6,000	Series 2015-SFR2, Class D, 3.684%, 06/12/32 (e)	5,977
2,070	Series 2015-SFR2, Class E, 4.427%, 06/12/32 (e)	2,065
5,864	Series 2015-SFR3, Class A, 3.067%, 11/12/32 (e)	5,894
2,000	Series 2015-SFR3, Class C, 4.327%, 11/12/32 (e)	2,045
2,093	Series 2015-SFR3, Class D, 4.673%, 11/12/32 (e)	2,151
4,350	Series 2015-SFR3, Class E, 5.660%, 11/12/32 (e)	4,542
1,488	Series 2016-SFR1, Class C, VAR, 3.272%, 09/17/33 (e)	1,507
4,098	Series 2016-SFR1, Class E, VAR, 4.622%, 09/17/33 (e)	4,174
	RAMP Trust,
7	Series 2004-RS8, Class AI6, SUB, 4.980%, 08/25/34	8
272	Series 2004-RS11, Class M1, VAR, 1.708%, 11/25/34	272
436	Series 2006-RZ1, Class A3, VAR, 1.078%, 03/25/36	435
3,928	RCO Trust, Series 2016-SFR1, Class M1, VAR, 4.500%, 11/25/51 (e)	3,908
485	Renaissance Home Equity Loan Trust, Series 2007-2, Class AF2, SUB, 5.675%, 06/25/37	227
5,792	Rice Park Financing Trust, Series 2016-A, Class A, SUB, 4.625%, 10/31/41 (e)	5,778
217	Saxon Asset Securities Trust, Series 2003-1, Class AF6, SUB, 4.795%, 06/25/33	219
93	Securitized Asset-Backed Receivables LLC Trust, Series 2006-CB1, Class AF2, SUB, 3.451%, 01/25/36	71

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes,
2,138	Series 2015-T3, Class DT3, 4.430%, 07/15/47 (e)	2,151
3,159	Series 2016-T1, Class DT1, 3.880%, 11/16/48 (e)	3,148
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
332	Series 2002-AL1, Class A2, 3.450%, 02/25/32	331
778	Series 2002-AL1, Class A3, 3.450%, 02/25/32	771
563	Sunset Mortgage Loan Co. LLC, Series 2014-NPL2, Class A, SUB, 3.721%, 11/16/44 (e)	563
1,247	Tricon American Homes Trust, Series 2016-SFR1, Class C, 3.487%, 11/17/33 (e)	1,221
	US Residential Opportunity Fund III Trust,
1,417	Series 2016-1III, Class A, SUB, 3.475%, 07/27/36 (e)	1,411
7,935	Series 2016-2III, Class A, SUB, 3.475%, 08/27/36 (e)	7,890
934	Vericrest Opportunity Loan Trust, Series 2015-NPL3, Class A1, SUB, 3.375%, 10/25/58 (e)	935
206	VML LLC, Series 2014-NPL1, Class A1, VAR, 3.875%, 04/27/54 (e)	206
5,570	VOLT L LLC, Series 2016-NP10, Class A1, SUB, 3.500%, 09/25/46 (e)	5,543
5,768	VOLT LI LLC, Series 2016-NP11, Class A1, SUB, 3.500%, 10/25/46 (e)	5,738
2,449	VOLT LIII LLC, Series 2016-NP13, Class A1, SUB, 3.875%, 12/26/46 (e)	2,457
1,559	VOLT LIV LLC, Series 2017-NPL1, Class A1, SUB, 3.500%, 02/25/47 (e)	1,559
193	VOLT NPL X LLC, Series 2014-NPL8, Class A1, SUB, 3.375%, 10/26/54 (e)	193
	VOLT XIX LLC,
358	Series 2014-NP11, Class A1, SUB, 3.875%, 04/25/55 (e)	359
400	Series 2014-NP11, Class A2, SUB, 5.000%, 04/25/55 (e)	396
1,101	VOLT XL LLC, Series 2015-NP14, Class A1, SUB, 4.375%, 11/27/45 (e)	1,108
1,143	VOLT XLV LLC, Series 2016-NPL5, Class A1, SUB, 4.000%, 05/25/46 (e)	1,148
4,956	VOLT XLVI LLC, Series 2016-NPL6, Class A1, SUB, 3.844%, 06/25/46 (e)	4,970
1,168	VOLT XLVII LLC, Series 2016-NPL7, Class A1, SUB, 3.750%, 06/25/46 (e)	1,168
2,939	VOLT XLVIII LLC, Series 2016-NPL8, Class A1, SUB, 3.500%, 07/25/46 (e)	2,930

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	205

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
	VOLT XXII LLC,
436	Series 2015-NPL4, Class A1, SUB, 3.500%, 02/25/55 (e)	438
582	Series 2015-NPL4, Class A2, SUB, 4.250%, 02/25/55 (e)	569
795	VOLT XXIV LLC, Series 2015-NPL6, Class A1, SUB, 3.500%, 02/25/55 (e)	796
4,324	VOLT XXV LLC, Series 2015-NPL8, Class A1, SUB, 3.500%, 06/26/45 (e)	4,323
921	VOLT XXVI LLC, Series 2014-NPL6, Class A2, SUB, 4.250%, 09/25/43 (e)	909
1,434	VOLT XXVII LLC, Series 2014-NPL7, Class A1, SUB, 3.375%, 08/27/57 (e)	1,432
977	VOLT XXX LLC, Series 2015-NPL1, Class A1, SUB, 3.625%, 10/25/57 (e)	980
782	VOLT XXXI LLC, Series 2015-NPL2, Class A1, SUB, 3.375%, 02/25/55 (e)	783
1,377	VOLT XXXIII LLC, Series 2015-NPL5, Class A1, SUB, 3.500%, 03/25/55 (e)	1,380
4,420	VOLT XXXV, Series 2016-NPL9, Class A1, SUB, 3.500%, 09/25/46 (e)	4,401
886	VOLT XXXV LLC, Series 2015-NPL9, Class A1, SUB, 3.500%, 06/26/45 (e)	888
2,019	VOLT XXXIX LLC, Series 2015-NP13, Class A1, SUB, 4.125%, 10/25/45 (e)	2,028
	Westgate Resorts LLC,
181	Series 2015-1A, Class A, 2.750%, 05/20/27 (e)	180
3,193	Series 2015-2A, Class A, 3.200%, 07/20/28 (e)	3,175
3,464	Series 2015-2A, Class B, 4.000%, 07/20/28 (e)	3,457
6,138	Series 2016-1A, Class B, 4.500%, 12/20/28 (e)	6,136

	Total Asset-Backed Securities (Cost $332,932)	334,742

Collateralized Mortgage Obligations — 33.4%
1,839	Access PT Funding Trust, Series 2016-1, 6.250%, 02/16/21	1,838
876	Ajax Mortgage Loan Trust, Series 2015-B, Class A, SUB, 3.875%, 07/25/60 (e)	874
2,000	Alexander, 03/25/32 (w)	2,001
	Alternative Loan Trust,
413	Series 2002-11, Class M, 6.500%, 10/25/32	410
1,304	Series 2004-2CB, Class 1A9, 5.750%, 03/25/34	1,296
18	Series 2004-J3, Class 4A1, 4.750%, 04/25/19	19

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

735	Series 2005-1CB, Class 1A6, IF, IO, 6.322%, 03/25/35	140
3,820	Series 2005-20CB, Class 3A8, IF, IO, 3.972%, 07/25/35	509
2,838	Series 2005-22T1, Class A2, IF, IO, 4.292%, 06/25/35	386
125	Series 2005-28CB, Class 3A5, 6.000%, 08/25/35	99
5,185	Series 2005-37T1, Class A2, IF, IO, 4.272%, 09/25/35	730
4,854	Series 2005-54CB, Class 1A2, IF, IO, 4.072%, 11/25/35	537
24	Series 2005-54CB, Class 1A7, 5.500%, 11/25/35	24
814	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	753
534	Series 2005-57CB, Class 3A2, IF, IO, 4.322%, 12/25/35	68
405	Series 2005-64CB, Class 1A9, 5.500%, 12/25/35	384
465	Series 2005-86CB, Class A11, 5.500%, 02/25/36	402
931	Series 2005-J1, Class 1A4, IF, IO, 4.322%, 02/25/35	42
14,417	Series 2006-7CB, Class 1A2, IF, IO, 4.522%, 05/25/36	2,732
546	Series 2006-26CB, Class A9, 6.500%, 09/25/36	455
104	American General Mortgage Loan Trust, Series 2006-1, Class A5, VAR, 5.750%, 12/25/35 (e)	107
	Angel Oak Mortgage Trust LLC,
685	Series 2015-1, Class A, SUB, 4.500%, 11/25/45 (e)	687
1,333	Series 2015-1, Class M, SUB, 5.500%, 11/25/45 (e)	1,334
	ASG Resecuritization Trust,
31	Series 2009-1, Class A60, VAR, 2.608%, 06/26/37 (e)	31
688	Series 2009-3, Class A65, VAR, 2.493%, 03/26/37 (e)	686
773	Series 2010-2, Class A60, VAR, 2.468%, 01/28/37 (e)	771
472	Series 2011-1, Class 2A35, 6.000%, 09/28/36 (e)	388
909	Series 2011-1, Class 3A50, VAR, 3.332%, 11/28/35 (e)	901
	Banc of America Alternative Loan Trust,
276	Series 2003-11, Class 2A1, 6.000%, 01/25/34	283

SEE NOTES TO FINANCIAL STATEMENTS.

206	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
162	Series 2003-11, Class PO, PO, 01/25/34	128
339	Series 2004-1, Class 1A1, 6.000%, 02/25/34	360
31	Series 2004-1, Class 5A1, 5.500%, 02/25/19	31
1,495	Series 2005-1, Class CBIO, IO, 5.500%, 02/25/35	310
1,316	Series 2005-12, Class CBIO, IO, 5.750%, 01/25/36	264
	Banc of America Funding Trust,
109	Series 2004-1, Class PO, PO, 03/25/34	87
327	Series 2004-3, Class 1A1, 5.500%, 10/25/34	335
385	Series 2004-C, Class 1A1, VAR, 3.194%, 12/20/34	378
409	Series 2005-1, Class 30IO, IO, 5.500%, 02/25/35	74
67	Series 2005-4, Class 30PO, PO, 08/25/35	56
290	Series 2005-6, Class 2A7, 5.500%, 10/25/35	278
32	Series 2005-7, Class 30PO, PO, 11/25/35	25
143	Series 2005-8, Class 30PO, PO, 01/25/36	105
809	Series 2005-E, Class 4A1, VAR, 3.113%, 03/20/35	814
242	Series 2010-R11A, Class 1A6, VAR, 4.959%, 08/26/35 (e)	242
	Banc of America Mortgage Trust,
502	Series 2003-A, Class 4A1, VAR, 3.622%, 02/25/33	500
154	Series 2003-C, Class 3A1, VAR, 3.181%, 04/25/33	156
707	Series 2003-E, Class 2A2, VAR, 3.277%, 06/25/33	706
493	Series 2003-J, Class 3A2, VAR, 3.248%, 11/25/33	493
191	Series 2004-3, Class 15IO, IO, VAR, 0.235%, 04/25/19	—	(h)
47	Series 2004-4, Class APO, PO, 05/25/34	39
2,192	Series 2004-5, Class 15IO, IO, VAR, 0.225%, 06/25/19	3
19	Series 2004-9, Class 3A1, 6.500%, 09/25/32	19
388	Series 2004-C, Class 2A2, VAR, 3.215%, 04/25/34	387
383	Series 2004-J, Class 3A1, VAR, 3.658%, 11/25/34	379
	BCAP LLC Trust,
268	Series 2009-RR5, Class 8A1, 5.500%, 11/26/34 (e)	275

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

17	Series 2009-RR13, Class 17A2, VAR, 5.500%, 04/26/37 (e)	17
183	Series 2009-RR14, Class 3A2, VAR, 2.932%, 08/26/35 (e)	182
25	Series 2010-RR5, Class 2A5, VAR, 5.402%, 04/26/37 (e)	25
75	Series 2010-RR7, Class 1A5, VAR, 3.193%, 04/26/35 (e)	75
2,612	Series 2010-RR7, Class 2A1, VAR, 2.734%, 07/26/45 (e)	2,599
262	Series 2010-RR8, Class 3A4, VAR, 3.095%, 05/26/35 (e)	261
109	Series 2010-RR12, Class 2A5, VAR, 3.266%, 01/26/36 (e)	109
38	Series 2010-RR12, Class 4A5, VAR, 3.230%, 10/26/36 (e)	38
96	Series 2011-R11, Class 25A5, VAR, 4.000%, 08/26/21 (e)	96
476	Series 2011-RR4, Class 6A3, VAR, 5.000%, 08/26/37 (e)	478
11	Series 2011-RR5, Class 11A3, VAR, 0.906%, 05/28/36 (e)	11
268	Series 2012-RR1, Class 5A1, VAR, 9.874%, 07/26/37 (e)	274
430	Series 2012-RR3, Class 2A5, VAR, 2.469%, 05/26/37 (e)	430
170	Series 2012-RR4, Class 8A3, VAR, 1.011%, 06/26/47 (e)	169
1,761	Series 2012-RR10, Class 1A1, VAR, 1.008%, 02/26/37 (e)	1,725
265	Bear Stearns ALT-A Trust, Series 2005-2, Class 1A1, VAR, 1.278%, 03/25/35	260
	Bear Stearns ARM Trust,
235	Series 2003-4, Class 3A1, VAR, 3.134%, 07/25/33	235
158	Series 2003-7, Class 3A, VAR, 2.938%, 10/25/33	156
422	Series 2004-1, Class 12A1, VAR, 3.463%, 04/25/34	420
183	Series 2004-2, Class 14A, VAR, 3.434%, 05/25/34	181
747	Series 2005-5, Class A1, VAR, 2.580%, 08/25/35	756
1,153	Series 2006-1, Class A1, VAR, 2.910%, 02/25/36	1,148
515	Bear Stearns Asset-Backed Securities Trust, Series 2003-AC5, Class A1, SUB, 5.750%, 10/25/33	530
65	Cendant Mortgage Capital CDMC Mortgage Pass-Through Certificates, Series 2003-9, Class 1P, PO, 11/25/33	59

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	207

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Chase Mortgage Finance Trust,
2,331	Series 2007-A1, Class 1A3, VAR, 3.249%, 02/25/37	2,313
205	Series 2007-A1, Class 2A1, VAR, 3.101%, 02/25/37	205
237	Series 2007-A1, Class 7A1, VAR, 3.128%, 02/25/37	238
654	Series 2007-A1, Class 9A1, VAR, 3.268%, 02/25/37	650
531	Series 2007-A2, Class 2A1, VAR, 3.193%, 07/25/37	531
	CHL Mortgage Pass-Through Trust,
247	Series 2004-3, Class A26, 5.500%, 04/25/34	248
46	Series 2004-3, Class PO, PO, 04/25/34	41
742	Series 2004-5, Class 1A4, 5.500%, 06/25/34	767
95	Series 2004-7, Class 2A1, VAR, 2.978%, 06/25/34	93
420	Series 2004-13, Class 1A4, 5.500%, 08/25/34	431
130	Series 2004-HYB1, Class 2A, VAR, 3.248%, 05/20/34	124
614	Series 2004-HYB3, Class 2A, VAR, 2.796%, 06/20/34	586
401	Series 2004-HYB6, Class A3, VAR, 3.094%, 11/20/34	386
46	Series 2004-J8, Class 1A2, 4.750%, 11/25/19	47
208	Series 2005-16, Class A23, 5.500%, 09/25/35	195
1,103	Series 2005-22, Class 2A1, VAR, 3.167%, 11/25/35	939
2,898	Series 2007-4, Class 1A52, IF, IO, 4.622%, 05/25/37	475
59	Citicorp Mortgage Securities REMIC Pass-Through Certificates Trust, Series 2005-6, Class APO, PO, 09/25/35	51
	Citigroup Global Markets Mortgage Securities VII, Inc.,
386	Series 2003-HYB1, Class A, VAR, 3.240%, 09/25/33	385
4	Series 2003-UP2, Class PO1, PO, 12/25/18	3
	Citigroup Mortgage Loan Trust,
584	Series 2008-AR4, Class 1A1A, VAR, 3.567%, 11/25/38 (e)	584
347	Series 2009-8, Class 4A1, 6.000%, 11/25/36 (e)	352
649	Series 2009-10, Class 1A1, VAR, 2.782%, 09/25/33 (e)	655

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

419	Series 2009-10, Class 2A1A, 7.000%, 12/25/35 (e)	429
387	Series 2009-11, Class 3A1, VAR, 5.750%, 05/25/37 (e)	390
10	Series 2010-7, Class 10A1, VAR, 3.102%, 02/25/35 (e)	10
720	Series 2015-A, Class B2, VAR, 4.500%, 06/25/58 (e)	698
	Citigroup Mortgage Loan Trust, Inc.,
100	Series 2003-1, Class 2A5, 5.250%, 10/25/33	102
68	Series 2003-1, Class PO3, PO, 09/25/33	61
11	Series 2003-1, Class WA2, 6.500%, 06/25/31	11
8	Series 2003-1, Class WPO2, PO, 06/25/31	7
18	Series 2003-UP3, Class A3, 7.000%, 09/25/33	19
45	Series 2003-UST1, Class A1, 5.500%, 12/25/18	45
8	Series 2003-UST1, Class PO1, PO, 12/25/18	8
2	Series 2003-UST1, Class PO3, PO, 12/25/18	2
241	Series 2004-UST1, Class A3, VAR, 2.927%, 08/25/34	242
182	Series 2004-UST1, Class A6, VAR, 2.873%, 08/25/34	176
203	Series 2005-1, Class 2A1A, VAR, 3.086%, 02/25/35	148
483	Series 2005-2, Class 2A11, 5.500%, 05/25/35	493
608	Series 2005-5, Class 1A2, VAR, 3.892%, 08/25/35	427
1,618	Conix Mortgage Asset Trust, Series 2013-1, Class A, VAR, 12/25/47 (d)	174
	Credit Suisse First Boston Mortgage Securities Corp.,
762	Series 2003-1, Class DB1, VAR, 6.732%, 02/25/33	775
245	Series 2003-21, Class 1A4, 5.250%, 09/25/33	251
835	Series 2003-27, Class 5A3, 5.250%, 11/25/33	846
422	Series 2003-27, Class 5A4, 5.250%, 11/25/33	427
438	Series 2003-29, Class 1A1, 6.500%, 12/25/33	463
298	Series 2003-29, Class 5A1, 7.000%, 12/25/33	316
550	Series 2003-AR15, Class 3A1, VAR, 3.263%, 06/25/33	548

SEE NOTES TO FINANCIAL STATEMENTS.

208	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
370		Series 2004-4, Class 2A4, 5.500%, 09/25/34	385
176		Series 2004-5, Class 3A1, 5.250%, 08/25/19	178
453		Series 2004-8, Class 1A4, 5.500%, 12/25/34	473
1,094		Series 2004-AR2, Class 2A1, VAR, 3.427%, 03/25/34	1,110
1,295		Series 2005-4, Class 2X, IO, VAR, 5.500%, 06/25/35	259
1,000		Series 2005-9, Class DX, IO, 5.500%, 10/25/35	37
182		Credit Suisse Mortgage Capital Certificates, Series 2009-3R, Class 19A3, 6.000%, 01/27/38 (e)	183
		CSMC,
4,728		Series 2010-11R, Class A6, VAR, 1.781%, 06/28/47 (e)	4,700
79		Series 2011-6R, Class 3A1, VAR, 3.522%, 07/28/36 (e)	79
368		Series 2011-16R, Class 7A3, VAR, 3.048%, 12/27/36 (e)	368
264		Series 2012-2R, Class 2A1, VAR, 2.873%, 03/27/47 (e)	264
163		Series 2012-3R, Class 1A1, VAR, 2.774%, 07/27/37 (e)	163
199		Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-1, Class 2A1, VAR, 5.872%, 02/25/20	200
		FHLMC REMIC,
1		Series 22, Class C, 9.500%, 04/15/20	1
3		Series 23, Class F, 9.600%, 04/15/20	3
1		Series 30, Class D, 9.500%, 02/15/20	1
1		Series 47, Class F, 10.000%, 06/15/20	1
2		Series 77, Class H, 8.500%, 09/15/20	2
—	(h)	Series 81, Class A, 8.125%, 11/15/20	—	(h)
1		Series 84, Class F, 9.200%, 10/15/20	1
1		Series 99, Class Z, 9.500%, 01/15/21	1
—	(h)	Series 180, Class J, HB, 1,010.000%, 09/15/21	—	(h)
—	(h)	Series 186, Class I, HB, 1,009.500%, 08/15/21	—	(h)
—	(h)	Series 189, Class K, HB, 1,009.500%, 10/15/21	—	(h)
—	(h)	Series 204, Class E, HB, IF, 1,735.366%, 05/15/23	1
—	(h)	Series 1045, Class G, HB, 1,066.208%, 02/15/21	—	(h)
1		Series 1065, Class J, 9.000%, 04/15/21	1

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

1		Series 1079, Class S, HB, IF, 31.382%, 05/15/21	2
—	(h)	Series 1082, Class D, HB, 1,007.780%, 05/15/21	—	(h)
1		Series 1084, Class F, VAR, 1.720%, 05/15/21	1
1		Series 1084, Class S, HB, IF, 41.760%, 05/15/21	1
2		Series 1133, Class H, 7.000%, 09/15/21	2
6		Series 1144, Class KB, 8.500%, 09/15/21	7
—	(h)	Series 1172, Class L, HB, VAR, 1,181.250%, 11/15/21	—	(h)
—	(h)	Series 1196, Class B, HB, IF, 1,104.543%, 01/15/22	1
13		Series 1343, Class LA, 8.000%, 08/15/22	15
7		Series 1343, Class LB, 7.500%, 08/15/22	7
20		Series 1374, Class Z, 7.000%, 10/15/22	21
6		Series 1395, Class G, 6.000%, 10/15/22	6
49		Series 1401, Class J, 7.000%, 10/15/22	54
84		Series 1466, Class PZ, 7.500%, 02/15/23	94
2		Series 1470, Class F, VAR, 1.599%, 02/15/23	2
2		Series 1505, Class QB, IF, 18.970%, 05/15/23	3
23		Series 1518, Class G, IF, 8.362%, 05/15/23	26
13		Series 1526, Class L, 6.500%, 06/15/23	15
25		Series 1541, Class O, VAR, 1.780%, 07/15/23	25
237		Series 1552, Class IA, IF, 16.727%, 08/15/23	317
6		Series 1570, Class F, VAR, 2.099%, 08/15/23	7
16		Series 1570, Class SA, HB, IF, 24.300%, 08/15/23	23
65		Series 1578, Class K, 6.900%, 09/15/23	71
7		Series 1578, Class V, IO, 7.000%, 09/15/23	1
131		Series 1591, Class PV, 6.250%, 10/15/23	143
15		Series 1602, Class SA, HB, IF, 20.248%, 10/15/23	21
168		Series 1628, Class LZ, 6.500%, 12/15/23	182
170		Series 1638, Class H, 6.500%, 12/15/23	185
114		Series 1644, Class K, 6.750%, 12/15/23	124
202		Series 1658, Class GZ, 7.000%, 01/15/24	222
6		Series 1671, Class QC, IF, 10.000%, 02/15/24	8
96		Series 1677, Class Z, 7.500%, 07/15/23	108
5		Series 1686, Class SH, IF, 17.505%, 02/15/24	6

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	209

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
84	Series 1695, Class EB, 7.000%, 03/15/24	92
11	Series 1699, Class FC, VAR, 1.370%, 03/15/24	11
21	Series 1745, Class D, 7.500%, 08/15/24	24
302	Series 1760, Class ZD, VAR, 1.930%, 02/15/24	302
34	Series 1798, Class F, 5.000%, 05/15/23	37
2	Series 1807, Class G, 9.000%, 10/15/20	2
275	Series 1813, Class I, PO, 11/15/23	261
1,062	Series 1813, Class J, IF, IO, 5.250%, 11/15/23	102
54	Series 1829, Class ZB, 6.500%, 03/15/26	58
101	Series 1863, Class Z, 6.500%, 07/15/26	113
6	Series 1865, Class D, PO, 02/15/24	5
45	Series 1899, Class ZE, 8.000%, 09/15/26	52
40	Series 1963, Class Z, 7.500%, 01/15/27	46
14	Series 1985, Class PR, IO, 8.000%, 07/15/27	2
17	Series 1987, Class PE, 7.500%, 09/15/27	20
127	Series 2033, Class J, 5.600%, 06/15/23	136
7	Series 2033, Class SN, HB, IF, 28.740%, 03/15/24	3
10	Series 2038, Class PN, IO, 7.000%, 03/15/28	2
95	Series 2040, Class PE, 7.500%, 03/15/28	110
9	Series 2042, Class T, 7.000%, 03/15/28	11
33	Series 2060, Class Z, 6.500%, 05/15/28	38
76	Series 2061, Class DC, IO, 6.500%, 06/15/28	9
7,249	Series 2065, Class PX, IO, 0.750%, 08/17/27	148
204	Series 2075, Class PH, 6.500%, 08/15/28	223
33	Series 2086, Class GB, 6.000%, 09/15/28	37
15	Series 2089, Class PJ, IO, 7.000%, 10/15/28	2
138	Series 2110, Class PG, 6.000%, 01/15/29	158
189	Series 2111, Class SB, IF, IO, 6.730%, 01/15/29	30
50	Series 2125, Class JZ, 6.000%, 02/15/29	56
120	Series 2130, Class QS, 6.000%, 03/15/29	133
22	Series 2132, Class SB, HB, IF, 27.170%, 03/15/29	36
32	Series 2132, Class ZL, 6.500%, 03/15/29	36
5	Series 2141, Class IO, IO, 7.000%, 04/15/29	1
15	Series 2163, Class PC, IO, 7.500%, 06/15/29	2
31	Series 2178, Class PB, 7.000%, 08/15/29	35

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

49		Series 2201, Class C, 8.000%, 11/15/29	57
4		Series 2204, Class GB, VAR, 8.000%, 12/20/29	4
184		Series 2209, Class TC, 8.000%, 01/15/30	219
101		Series 2210, Class Z, 8.000%, 01/15/30	121
25		Series 2224, Class CB, 8.000%, 03/15/30	29
21		Series 2247, Class Z, 7.500%, 08/15/30	25
184		Series 2254, Class Z, 9.000%, 09/15/30	226
103		Series 2256, Class MC, 7.250%, 09/15/30	121
116		Series 2259, Class ZM, 7.000%, 10/15/30	135
137		Series 2271, Class PC, 7.250%, 12/15/30	159
55		Series 2283, Class K, 6.500%, 12/15/23	60
40		Series 2296, Class PD, 7.000%, 03/15/31	46
660		Series 2303, Class ZD, 7.000%, 04/15/31	768
297		Series 2303, Class ZN, 8.500%, 04/15/29	343
16		Series 2306, Class K, PO, 05/15/24	16
41		Series 2306, Class SE, IF, IO, 8.170%, 05/15/24	8
275		Series 2344, Class ZD, 6.500%, 08/15/31	321
28		Series 2344, Class ZJ, 6.500%, 08/15/31	32
19		Series 2345, Class NE, 6.500%, 08/15/31	22
25		Series 2347, Class VP, 6.500%, 03/15/20	26
102		Series 2359, Class ZB, 8.500%, 06/15/31	119
421		Series 2367, Class ZK, 6.000%, 10/15/31	475
8		Series 2368, Class AS, IF, 18.928%, 10/15/31	11
22		Series 2372, Class F, VAR, 1.270%, 10/15/31	22
22		Series 2383, Class FD, VAR, 1.270%, 11/15/31	22
35		Series 2388, Class UZ, 8.500%, 06/15/31	41
335		Series 2399, Class TH, 6.500%, 01/15/32	368
68		Series 2410, Class OE, 6.375%, 02/15/32	75
70		Series 2410, Class QS, IF, 17.498%, 02/15/32	106
53		Series 2410, Class QX, IF, IO, 7.880%, 02/15/32	13
84		Series 2423, Class MC, 7.000%, 03/15/32	98
103		Series 2423, Class MT, 7.000%, 03/15/32	119
—	(h)	Series 2425, Class OB, 6.000%, 03/15/17	—	(h)
1,089		Series 2431, Class F, VAR, 1.270%, 03/15/32	1,094
160		Series 2433, Class SA, IF, 18.928%, 02/15/32	239
110		Series 2434, Class TC, 7.000%, 04/15/32	126
174		Series 2436, Class MC, 7.000%, 04/15/32	198
61		Series 2444, Class ES, IF, IO, 7.180%, 03/15/32	15

SEE NOTES TO FINANCIAL STATEMENTS.

210	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
73	Series 2450, Class GZ, 7.000%, 05/15/32	85
69	Series 2450, Class SW, IF, IO, 7.230%, 03/15/32	15
124	Series 2462, Class NB, 6.500%, 06/15/22	133
243	Series 2464, Class FE, VAR, 1.770%, 03/15/32	250
20	Series 2470, Class SL, IF, 9.000%, 01/15/27	21
755	Series 2494, Class SX, IF, IO, 6.230%, 02/15/32	127
239	Series 2513, Class ZC, 5.500%, 10/15/32	270
148	Series 2517, Class Z, 5.500%, 10/15/32	157
62	Series 2535, Class BK, 5.500%, 12/15/22	66
11	Series 2549, Class ZG, 5.000%, 01/15/18	12
1,342	Series 2552, Class FP, VAR, 1.770%, 01/15/33	1,374
875	Series 2557, Class HL, 5.300%, 01/15/33	958
40	Series 2571, Class SK, HB, IF, 31.179%, 09/15/23	64
253	Series 2586, Class WI, IO, 6.500%, 03/15/33	48
52	Series 2611, Class SQ, IF, 11.460%, 05/15/33	62
40	Series 2611, Class UH, 4.500%, 05/15/18	41
55	Series 2626, Class NS, IF, IO, 5.780%, 06/15/23	2
42	Series 2631, Class SA, IF, 13.438%, 06/15/33	55
58	Series 2637, Class SA, IF, IO, 5.330%, 06/15/18	1
154	Series 2641, Class WI, IO, 5.000%, 01/15/33	4
45	Series 2650, Class PO, PO, 12/15/32	45
177	Series 2650, Class SO, PO, 12/15/32	173
77	Series 2671, Class S, IF, 13.347%, 09/15/33	99
118	Series 2692, Class SC, IF, 11.747%, 07/15/33	144
47	Series 2694, Class BA, 4.000%, 06/15/31	49
304	Series 2720, Class PC, 5.000%, 12/15/23	327
1,731	Series 2722, Class PF, VAR, 1.370%, 12/15/33	1,742
247	Series 2725, Class SC, IF, 7.905%, 11/15/33	259
48	Series 2744, Class TU, 5.500%, 05/15/32	48
88	Series 2756, Class NA, 5.000%, 02/15/24	94
247	Series 2802, Class ZY, 6.000%, 05/15/34	267
90	Series 2835, Class QO, PO, 12/15/32	80
22	Series 2877, Class KO, PO, 03/15/19	21

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

362	Series 2934, Class EC, PO, 02/15/20	351
377	Series 2934, Class HI, IO, 5.000%, 02/15/20	19
205	Series 2934, Class KI, IO, 5.000%, 02/15/20	10
51	Series 2945, Class SA, IF, 10.908%, 03/15/20	53
9,150	Series 2949, Class YZ, 5.500%, 03/15/35	10,071
104	Series 2967, Class JI, IO, 5.000%, 04/15/20	6
63	Series 2967, Class S, HB, IF, 29.590%, 04/15/25	89
8	Series 2989, Class PO, PO, 06/15/23	8
123	Series 2990, Class SL, HB, IF, 21.670%, 06/15/34	162
10	Series 2990, Class WP, IF, 15.041%, 06/15/35	12
307	Series 2994, Class FC, VAR, 1.170%, 02/15/33	307
115	Series 3022, Class SX, IF, 14.950%, 08/15/25	138
1,384	Series 3035, Class Z, 5.850%, 09/15/35	1,457
172	Series 3068, Class QB, 4.500%, 06/15/20	175
308	Series 3077, Class TO, PO, 04/15/35	275
223	Series 3117, Class EO, PO, 02/15/36	196
345	Series 3117, Class OG, PO, 02/15/36	319
225	Series 3117, Class OK, PO, 02/15/36	189
59	Series 3122, Class OH, PO, 03/15/36	54
21	Series 3122, Class ZB, 6.000%, 03/15/36	25
37	Series 3134, Class PO, PO, 03/15/36	33
1,373	Series 3137, Class XP, 6.000%, 04/15/36	1,569
151	Series 3138, Class PO, PO, 04/15/36	131
439	Series 3143, Class BC, 5.500%, 02/15/36	484
61	Series 3149, Class SO, PO, 05/15/36	49
327	Series 3151, Class PO, PO, 05/15/36	303
408	Series 3152, Class MO, PO, 03/15/36	358
206	Series 3153, Class EO, PO, 05/15/36	177
248	Series 3171, Class MO, PO, 06/15/36	229
151	Series 3179, Class OA, PO, 07/15/36	135
107	Series 3194, Class SA, IF, IO, 6.330%, 07/15/36	14
277	Series 3200, Class PO, PO, 08/15/36	248
370	Series 3210, Class PO, PO, 05/15/36	353
214	Series 3219, Class DI, IO, 6.000%, 04/15/36	44
228	Series 3232, Class ST, IF, IO, 5.930%, 10/15/36	38
441	Series 3237, Class AO, PO, 11/15/36	405
80	Series 3253, Class PO, PO, 12/15/21	79

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	211

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
201	Series 3260, Class CS, IF, IO, 5.370%, 01/15/37	32
68	Series 3262, Class SG, IF, IO, 5.630%, 01/15/37	8
82	Series 3274, Class JO, PO, 02/15/37	74
132	Series 3274, Class MO, PO, 02/15/37	119
69	Series 3275, Class FL, VAR, 1.210%, 02/15/37	69
1,973	Series 3282, Class YD, 5.500%, 02/15/22	2,099
50	Series 3288, Class GS, IF, 2.260%, 03/15/37	50
458	Series 3290, Class SB, IF, IO, 5.680%, 03/15/37	67
127	Series 3305, Class MB, IF, 3.250%, 07/15/34	134
77	Series 3316, Class JO, PO, 05/15/37	70
2,495	Series 3318, Class BT, IF, 7.000%, 05/15/34	2,709
1,620	Series 3322, Class NS, IF, 7.000%, 05/15/37	1,742
88	Series 3371, Class FA, VAR, 1.370%, 09/15/37	88
276	Series 3373, Class TO, PO, 04/15/37	254
324	Series 3385, Class SN, IF, IO, 5.230%, 11/15/37	36
374	Series 3387, Class SA, IF, IO, 5.650%, 11/15/37	53
271	Series 3393, Class JO, PO, 09/15/32	242
536	Series 3404, Class SC, IF, IO, 5.230%, 01/15/38	65
2,084	Series 3422, Class AI, SUB, 0.250%, 01/15/38	22
97	Series 3422, Class LI, IO, 5.000%, 02/15/23	3
185	Series 3451, Class SA, IF, IO, 5.280%, 05/15/38	28
260	Series 3461, Class LZ, 6.000%, 06/15/38	291
795	Series 3481, Class SJ, IF, IO, 5.080%, 08/15/38	62
142	Series 3511, Class IO, IO, 5.000%, 12/15/21	7
184	Series 3511, Class SA, IF, IO, 5.230%, 02/15/39	29
573	Series 3531, Class SA, IF, IO, 5.530%, 05/15/39	55
966	Series 3537, Class MI, IO, 5.000%, 06/15/38	153
140	Series 3546, Class A, VAR, 2.608%, 02/15/39	143
187	Series 3549, Class FA, VAR, 1.970%, 07/15/39	191

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

840	Series 3572, Class JS, IF, IO, 6.030%, 09/15/39	122
314	Series 3604, Class PO, PO, 05/15/36	287
324	Series 3607, Class AO, PO, 04/15/36	294
324	Series 3607, Class BO, PO, 04/15/36	294
756	Series 3607, Class PO, PO, 05/15/37	672
377	Series 3611, Class PO, PO, 07/15/34	344
1,700	Series 3614, Class QB, 4.000%, 12/15/24	1,830
385	Series 3621, Class BO, PO, 01/15/40	347
512	Series 3621, Class PO, PO, 01/15/40	459
507	Series 3623, Class LO, PO, 01/15/40	455
1,343	Series 3632, Class BS, IF, 14.933%, 02/15/40	1,736
5,900	Series 3659, Class VG, 5.000%, 09/15/34	6,423
261	Series 3688, Class CU, VAR, 6.771%, 11/15/21	271
1,549	Series 3688, Class NI, IO, 5.000%, 04/15/32	89
1,947	Series 3704, Class DT, 7.500%, 11/15/36	2,286
1,395	Series 3704, Class ET, 7.500%, 12/15/36	1,672
2,579	Series 3714, Class IP, IO, 5.000%, 08/15/40	420
68	Series 3739, Class LI, IO, 4.000%, 03/15/34	—	(h)
1,441	Series 3740, Class SC, IF, IO, 5.230%, 10/15/40	210
2,373	Series 3747, Class CY, 4.500%, 10/15/40	2,642
1,500	Series 3747, Class PY, 4.000%, 10/15/40	1,604
3,168	Series 3753, Class PO, PO, 11/15/40	2,593
1,115	Series 3759, Class HI, IO, 4.000%, 08/15/37	63
597	Series 3760, Class GI, IO, 4.000%, 10/15/37	24
1,500	Series 3770, Class PY, 5.000%, 12/15/40	1,716
382	Series 3789, Class EZ, 4.000%, 11/15/40	378
1,585	Series 3795, Class EI, IO, 5.000%, 10/15/39	249
262	Series 3852, Class QN, IF, 5.500%, 05/15/41	273
487	Series 3852, Class TP, IF, 5.500%, 05/15/41	528
2,665	Series 3860, Class PZ, 5.000%, 05/15/41	3,121
449	Series 3895, Class WA, VAR, 5.707%, 10/15/38	504
2,001	Series 3966, Class BF, VAR, 1.270%, 10/15/40	2,012
3,230	Series 3966, Class NA, 4.000%, 12/15/41	3,432
1,887	Series 3998, Class GF, VAR, 1.220%, 05/15/36	1,894
1,000	Series 4015, Class MY, 3.500%, 03/15/42	1,018

SEE NOTES TO FINANCIAL STATEMENTS.

212	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
3,377		Series 4048, Class FJ, VAR, 1.180%, 07/15/37	3,319
497		Series 4126, Class JB, 2.500%, 11/15/42	462
1,000		Series 4177, Class MQ, 2.500%, 03/15/43	916
2,689		Series 4280, Class EO, PO, 12/15/43	2,256
2,806		Series 4281, Class OB, PO, 12/15/43	2,285
4,106		Series 4580, Class PT, VAR, 7.098%, 08/15/39	4,665
		FHLMC STRIPS,
—	(h)	Series 1, Class B, IO, 8.000%, 10/15/18	—
—	(h)	Series 16, Class B, IO, 10.000%, 06/01/20	—	(h)
3		Series 134, Class B, IO, 9.000%, 04/01/22	—	(h)
959		Series 191, Class IO, IO, 8.000%, 01/01/28	230
377		Series 197, Class PO, PO, 04/01/28	322
476		Series 233, Class 11, IO, 5.000%, 09/15/35	84
274		Series 233, Class 12, IO, 5.000%, 09/15/35	50
641		Series 233, Class 13, IO, 5.000%, 09/15/35	120
908		Series 239, Class S30, IF, IO, 6.930%, 08/15/36	169
129		Series 243, Class 16, IO, 4.500%, 11/15/20	5
228		Series 243, Class 17, IO, 4.500%, 12/15/20	10
23,679		Series 262, Class 35, 3.500%, 07/15/42	24,099
1,323		Series 299, Class 300, 3.000%, 01/15/43	1,327
2,865		Series 310, Class PO, PO, 09/15/43	2,231
		FHLMC Structured Pass-Through Securities Certificates,
256		Series T-41, Class 3A, VAR, 5.765%, 07/25/32	280
918		Series T-42, Class A5, 7.500%, 02/25/42	1,072
57		Series T-51, Class 1A, VAR, 6.500%, 09/25/43	66
68		Series T-51, Class 2A, VAR, 7.500%, 08/25/42	82
1,547		Series T-54, Class 2A, 6.500%, 02/25/43	1,822
735		Series T-54, Class 3A, 7.000%, 02/25/43	885
1,372		Series T-56, Class A5, 5.231%, 05/25/43	1,550
125		Series T-58, Class APO, PO, 09/25/43	104
122		Series T-59, Class 1AP, PO, 10/25/43	98
1,713		Series T-62, Class 1A1, VAR, 1.796%, 10/25/44	1,729
3,593		Series T-76, Class 2A, VAR, 1.706%, 10/25/37	3,653
		FHLMC, Multifamily Structured Pass-Through Certificates,
2,557		Series K029, Class A2, VAR, 3.320%, 02/25/23	2,679
4,000		Series K037, Class A2, 3.490%, 01/25/24	4,218

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

857		Series K038, Class A2, 3.389%, 03/25/24	899
4,086		Series KF12, Class A, VAR, 1.478%, 09/25/22	4,084
545		Series KJ02, Class A2, 2.597%, 09/25/20	553
4,358		Series KJ07, Class A2, 2.312%, 12/25/22	4,278
2,381		Series KJ08, Class A2, 2.356%, 08/25/22	2,376
2,069		Series KJ09, Class A2, 2.838%, 09/25/22	2,106
5,000		Series KPLB, Class A, 2.770%, 05/25/25	4,926
2,000		Series KS01, Class A2, 2.522%, 01/25/23	1,994
		First Horizon Alternative Mortgage Securities Trust,
674		Series 2004-AA4, Class A1, VAR, 2.848%, 10/25/34	662
376		Series 2005-FA8, Class 1A19, 5.500%, 11/25/35	319
5,447		Series 2007-FA4, Class 1A2, IF, IO, 4.872%, 08/25/37	1,027
		First Horizon Mortgage Pass-Through Trust,
158		Series 2004-AR2, Class 2A1, VAR, 3.095%, 05/25/34	156
264		Series 2004-AR7, Class 2A2, VAR, 2.944%, 02/25/35	263
430		Series 2005-AR1, Class 2A2, VAR, 3.061%, 04/25/35	430
		FNMA Grantor Trust,
565		Series 2001-T7, Class A1, 7.500%, 02/25/41	662
24		Series 2001-T10, Class PO, PO, 12/25/41	22
442		Series 2001-T12, Class A2, 7.500%, 08/25/41	522
243		Series 2002-T4, Class A2, 7.000%, 12/25/41	280
600		Series 2002-T4, Class A3, 7.500%, 12/25/41	677
195		Series 2002-T16, Class A2, 7.000%, 07/25/42	235
386		Series 2002-T19, Class A2, 7.000%, 07/25/42	439
473		Series 2004-T1, Class 1A1, 6.000%, 01/25/44	537
358		Series 2004-T3, Class PT1, VAR, 9.210%, 01/25/44	426
		FNMA REMIC,
5		Series 1988-7, Class Z, 9.250%, 04/25/18	5
—	(h)	Series 1988-11, Class D, PO, 05/25/18	—	(h)
18		Series 1988-21, Class G, 9.500%, 08/25/18	18
2		Series 1989-27, Class Y, 6.900%, 06/25/19	2
2		Series 1989-70, Class G, 8.000%, 10/25/19	2
1		Series 1989-78, Class H, 9.400%, 11/25/19	1

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	213

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
1		Series 1989-89, Class H, 9.000%, 11/25/19	1
1		Series 1990-60, Class K, 5.500%, 06/25/20	1
1		Series 1990-93, Class G, 5.500%, 08/25/20	1
—	(h)	Series 1990-95, Class J, HB, 1,118.040%, 08/25/20	—	(h)
11		Series 1990-102, Class J, 6.500%, 08/25/20	12
1		Series 1990-134, Class SC, HB, IF, 20.432%, 11/25/20	1
—	(h)	Series 1990-140, Class K, HB, 652.145%, 12/25/20	1
21		Series 1991-44, Class G, 8.500%, 05/25/21	23
—	(h)	Series 1991-60, Class PM, HB, 1,009.000%, 06/25/21	—	(h)
3		Series 1992-101, Class J, 7.500%, 06/25/22	3
69		Series 1993-25, Class J, 7.500%, 03/25/23	77
32		Series 1993-27, Class S, IF, 8.584%, 02/25/23	37
13		Series 1993-31, Class K, 7.500%, 03/25/23	14
136		Series 1993-54, Class Z, 7.000%, 04/25/23	148
7		Series 1993-62, Class SA, IF, 19.136%, 04/25/23	10
7		Series 1993-97, Class FA, VAR, 2.028%, 05/25/23	7
1		Series 1993-108, Class D, PO, 02/25/23	1
18		Series 1993-162, Class F, VAR, 1.728%, 08/25/23	18
3		Series 1993-165, Class SD, IF, 13.586%, 09/25/23	4
29		Series 1993-179, Class SB, HB, IF, 27.129%, 10/25/23	43
6		Series 1993-228, Class G, PO, 09/25/23	5
5		Series 1993-230, Class FA, VAR, 1.378%, 12/25/23	5
394		Series 1994-26, Class J, PO, 01/25/24	374
41		Series 1994-37, Class L, 6.500%, 03/25/24	45
14		Series 1995-2, Class Z, 8.500%, 01/25/25	17
91		Series 1996-14, Class SE, IF, IO, 8.270%, 08/25/23	17
4		Series 1996-59, Class J, 6.500%, 08/25/22	4
23		Series 1997-20, Class IO, IO, VAR, 1.840%, 03/25/27	1
10		Series 1997-24, Class Z, 8.000%, 04/18/27	12
9		Series 1997-27, Class J, 7.500%, 04/18/27	11
227		Series 1997-46, Class Z, 7.500%, 06/17/27	255
8		Series 1997-81, Class PI, IO, 7.000%, 12/18/27	1

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

532		Series 1998-30, Class ZA, 6.500%, 05/20/28	593
83		Series 1998-36, Class ZB, 6.000%, 07/18/28	94
57		Series 1998-43, Class SA, IF, IO, 17.003%, 04/25/23	19
29		Series 1999-57, Class Z, 7.500%, 12/25/19	31
60		Series 1999-62, Class PB, 7.500%, 12/18/29	69
177		Series 2000-18, Class EC, PO, 10/25/23	168
9		Series 2000-52, Class IO, IO, 8.500%, 01/25/31	2
452		Series 2001-4, Class ZA, 6.500%, 03/25/31	524
47		Series 2001-7, Class PF, 7.000%, 03/25/31	55
56		Series 2001-33, Class ID, IO, 6.000%, 07/25/31	13
82		Series 2001-36, Class DE, 7.000%, 08/25/31	94
210		Series 2001-38, Class FB, VAR, 1.278%, 08/25/31	211
36		Series 2001-44, Class PD, 7.000%, 09/25/31	42
78		Series 2001-44, Class PU, 7.000%, 09/25/31	91
113		Series 2001-49, Class LZ, 8.500%, 07/25/31	130
426		Series 2001-53, Class FX, VAR, 1.128%, 10/25/31	426
224		Series 2001-61, Class Z, 7.000%, 11/25/31	261
27		Series 2001-72, Class SX, IF, 15.653%, 12/25/31	37
23		Series 2002-1, Class SA, HB, IF, 22.658%, 02/25/32	38
41		Series 2002-1, Class UD, HB, IF, 21.776%, 12/25/23	57
154		Series 2002-7, Class FD, VAR, 1.478%, 04/25/29	157
315		Series 2002-13, Class SJ, IF, IO, 1.600%, 03/25/32	17
17		Series 2002-13, Class ST, IF, 10.000%, 03/25/32	22
—	(h)	Series 2002-19, Class PE, 6.000%, 04/25/17	—	(h)
395		Series 2002-30, Class Z, 6.000%, 05/25/32	451
25		Series 2002-37, Class Z, 6.500%, 06/25/32	29
830		Series 2002-50, Class ZA, 6.000%, 05/25/31	893
520		Series 2002-60, Class FA, VAR, 1.528%, 02/25/31	530

SEE NOTES TO FINANCIAL STATEMENTS.

214	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
520	Series 2002-60, Class FB, VAR, 1.528%, 02/25/31	530
16	Series 2002-62, Class ZE, 5.500%, 11/25/17	16
9	Series 2002-63, Class KC, 5.000%, 10/25/17	9
5	Series 2002-63, Class LB, 5.500%, 10/25/17	5
63	Series 2002-77, Class S, IF, 13.056%, 12/25/32	75
1,011	Series 2003-2, Class F, VAR, 1.528%, 02/25/33	1,031
326	Series 2003-7, Class A1, 6.500%, 12/25/42	372
618	Series 2003-14, Class TI, IO, 5.000%, 03/25/33	90
740	Series 2003-22, Class UD, 4.000%, 04/25/33	779
178	Series 2003-26, Class XS, IF, IO, 6.272%, 03/25/23	8
890	Series 2003-33, Class IA, IO, 6.500%, 05/25/33	230
41	Series 2003-39, Class IO, IO, VAR, 6.000%, 05/25/33	10
1,097	Series 2003-44, Class IU, IO, 7.000%, 06/25/33	258
23	Series 2003-52, Class SX, HB, IF, 20.615%, 10/25/31	33
425	Series 2003-72, Class IE, IO, 5.500%, 08/25/33	80
27	Series 2003-74, Class SH, IF, 8.769%, 08/25/33	32
32	Series 2003-80, Class SY, IF, IO, 6.872%, 06/25/23	—	(h)
391	Series 2003-86, Class ZA, 5.500%, 09/25/33	435
65	Series 2003-91, Class SD, IF, 11.203%, 09/25/33	77
2,460	Series 2003-105, Class AZ, 5.500%, 10/25/33	2,742
2	Series 2003-106, Class PO, PO, 08/25/17	2
476	Series 2003-116, Class SB, IF, IO, 6.822%, 11/25/33	94
2,517	Series 2003-122, Class ZJ, 6.000%, 12/25/33	2,920
44	Series 2003-130, Class SX, IF, 10.352%, 01/25/34	52
65	Series 2003-131, Class SK, IF, 14.643%, 01/25/34	79
58	Series 2003-132, Class OA, PO, 08/25/33	54

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

121	Series 2003-132, Class PI, IO, 5.500%, 08/25/33	14
398	Series 2004-4, Class QI, IF, IO, 6.322%, 06/25/33	34
99	Series 2004-4, Class QM, IF, 12.643%, 06/25/33	112
152	Series 2004-10, Class SC, HB, IF, 25.487%, 02/25/34	175
610	Series 2004-17, Class H, 5.500%, 04/25/34	673
234	Series 2004-25, Class SA, IF, 17.385%, 04/25/34	323
815	Series 2004-28, Class PF, VAR, 1.178%, 03/25/34	816
298	Series 2004-36, Class SA, IF, 17.385%, 05/25/34	434
48	Series 2004-36, Class SN, IF, 12.643%, 07/25/33	52
326	Series 2004-46, Class EP, PO, 03/25/34	298
146	Series 2004-46, Class QB, HB, IF, 20.887%, 05/25/34	221
101	Series 2004-46, Class SK, IF, 14.360%, 05/25/34	124
3,217	Series 2004-50, Class VZ, 5.500%, 07/25/34	3,527
40	Series 2004-51, Class SY, IF, 12.683%, 07/25/34	52
252	Series 2004-53, Class NC, 5.500%, 07/25/24	270
133	Series 2004-59, Class BG, PO, 12/25/32	120
2,187	Series 2004-61, Class FH, VAR, 1.578%, 11/25/32	2,241
87	Series 2004-61, Class SK, IF, 8.500%, 11/25/32	102
350	Series 2004-87, Class F, VAR, 1.528%, 01/25/34	357
948	Series 2005-7, Class LO, PO, 02/25/35	860
174	Series 2005-13, Class FL, VAR, 1.178%, 03/25/35	174
142	Series 2005-15, Class MO, PO, 03/25/35	132
15,500	Series 2005-19, Class PB, 5.500%, 03/25/35	18,026
17	Series 2005-52, Class PA, 6.500%, 06/25/35	18
622	Series 2005-56, Class S, IF, IO, 5.932%, 07/25/35	109
192	Series 2005-66, Class SG, IF, 15.429%, 07/25/35	260
696	Series 2005-66, Class SV, IF, IO, 5.972%, 07/25/35	102

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	215

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
279	Series 2005-67, Class HG, 5.500%, 01/25/35	292
605	Series 2005-68, Class PG, 5.500%, 08/25/35	671
159	Series 2005-73, Class PS, IF, 14.754%, 08/25/35	206
524	Series 2005-74, Class SK, IF, 17.990%, 05/25/35	691
400	Series 2005-84, Class XM, 5.750%, 10/25/35	444
120	Series 2005-90, Class AO, PO, 10/25/35	113
616	Series 2005-90, Class ES, IF, 14.929%, 10/25/35	773
342	Series 2005-90, Class PO, PO, 09/25/35	323
455	Series 2005-103, Class SC, IF, 9.815%, 07/25/35	532
399	Series 2005-106, Class US, HB, IF, 21.713%, 11/25/35	599
2,994	Series 2006-8, Class WN, IF, IO, 5.922%, 03/25/36	598
816	Series 2006-8, Class WQ, PO, 03/25/36	716
49	Series 2006-15, Class OT, PO, 01/25/36	48
404	Series 2006-16, Class HZ, 5.500%, 03/25/36	431
172	Series 2006-23, Class KO, PO, 04/25/36	157
423	Series 2006-27, Class OH, PO, 04/25/36	391
361	Series 2006-44, Class GO, PO, 06/25/36	326
884	Series 2006-44, Class P, PO, 12/25/33	803
198	Series 2006-50, Class JO, PO, 06/25/36	181
300	Series 2006-50, Class PS, PO, 06/25/36	272
559	Series 2006-53, Class US, IF, IO, 5.802%, 06/25/36	87
1,064	Series 2006-56, Class FT, VAR, 1.528%, 07/25/36	1,166
122	Series 2006-58, Class AP, PO, 07/25/36	112
369	Series 2006-58, Class PO, PO, 07/25/36	337
117	Series 2006-59, Class QO, PO, 01/25/33	115
157	Series 2006-60, Class DO, PO, 04/25/35	153
496	Series 2006-63, Class ZH, 6.500%, 07/25/36	577
145	Series 2006-65, Class QO, PO, 07/25/36	128
260	Series 2006-72, Class GO, PO, 08/25/36	236
131	Series 2006-72, Class HO, PO, 08/25/26	122
172	Series 2006-72, Class TO, PO, 08/25/36	159
1,678	Series 2006-77, Class PC, 6.500%, 08/25/36	1,901
351	Series 2006-78, Class BZ, 6.500%, 08/25/36	392

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

239	Series 2006-79, Class DO, PO, 08/25/36	216
297	Series 2006-86, Class OB, PO, 09/25/36	272
295	Series 2006-90, Class AO, PO, 09/25/36	270
1,536	Series 2006-94, Class GI, IF, IO, 5.872%, 10/25/26	207
64	Series 2006-94, Class GK, HB, IF, 29.358%, 10/25/26	99
1,721	Series 2006-105, Class ME, 5.500%, 11/25/36	1,902
182	Series 2006-110, Class PO, PO, 11/25/36	166
99	Series 2006-111, Class EO, PO, 11/25/36	88
200	Series 2006-113, Class PO, PO, 07/25/36	193
356	Series 2006-115, Class OK, PO, 12/25/36	315
455	Series 2006-117, Class GS, IF, IO, 5.872%, 12/25/36	70
251	Series 2006-118, Class A2, VAR, 0.838%, 12/25/36	246
100	Series 2006-119, Class PO, PO, 12/25/36	91
643	Series 2006-120, Class IO, IO, 6.500%, 12/25/36	135
409	Series 2006-120, Class PF, VAR, 1.028%, 12/25/36	407
636	Series 2006-126, Class AO, PO, 01/25/37	584
597	Series 2006-130, Class GI, IO, 6.500%, 07/25/32	97
33	Series 2007-1, Class SD, HB, IF, 34.330%, 02/25/37	75
254	Series 2007-7, Class SG, IF, IO, 5.722%, 08/25/36	71
941	Series 2007-14, Class ES, IF, IO, 5.662%, 03/25/37	159
215	Series 2007-14, Class OP, PO, 03/25/37	193
92	Series 2007-15, Class NO, PO, 03/25/22	89
166	Series 2007-16, Class FC, VAR, 1.528%, 03/25/37	169
971	Series 2007-18, Class MZ, 6.000%, 03/25/37	1,056
179	Series 2007-22, Class SC, IF, IO, 5.302%, 03/25/37	23
77	Series 2007-39, Class EF, VAR, 1.028%, 05/25/37	76
2,609	Series 2007-46, Class ZK, 5.500%, 05/25/37	2,703
335	Series 2007-54, Class FA, VAR, 1.178%, 06/25/37	335
1,027	Series 2007-54, Class WI, IF, IO, 5.322%, 06/25/37	160
660	Series 2007-60, Class AX, IF, IO, 6.372%, 07/25/37	132

SEE NOTES TO FINANCIAL STATEMENTS.

216	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
358	Series 2007-64, Class FB, VAR, 1.148%, 07/25/37	359
574	Series 2007-65, Class KI, IF, IO, 5.842%, 07/25/37	79
1,852	Series 2007-72, Class EK, IF, IO, 5.622%, 07/25/37	303
1,052	Series 2007-76, Class ZG, 6.000%, 08/25/37	1,158
282	Series 2007-78, Class CB, 6.000%, 08/25/37	314
64	Series 2007-79, Class SB, HB, IF, 21.163%, 08/25/37	92
282	Series 2007-88, Class VI, IF, IO, 5.762%, 09/25/37	48
954	Series 2007-91, Class ES, IF, IO, 5.682%, 10/25/37	116
910	Series 2007-100, Class SM, IF, IO, 5.672%, 10/25/37	154
839	Series 2007-101, Class A2, VAR, 1.028%, 06/27/36	818
169	Series 2007-106, Class A7, VAR, 6.179%, 10/25/37	187
1,703	Series 2007-112, Class SA, IF, IO, 5.672%, 12/25/37	310
285	Series 2007-114, Class A6, VAR, 0.978%, 10/27/37	285
2,275	Series 2007-116, Class HI, IO, VAR, 1.545%, 01/25/38	130
715	Series 2008-1, Class BI, IF, IO, 5.132%, 02/25/38	107
240	Series 2008-10, Class XI, IF, IO, 5.452%, 03/25/38	31
1,164	Series 2008-12, Class CO, PO, 03/25/38	1,021
367	Series 2008-16, Class IS, IF, IO, 5.422%, 03/25/38	52
126	Series 2008-19, Class IC, IO, 5.000%, 03/25/23	3
516	Series 2008-20, Class SA, IF, IO, 6.212%, 03/25/38	88
178	Series 2008-27, Class SN, IF, IO, 6.122%, 04/25/38	27
114	Series 2008-32, Class SA, IF, IO, 6.072%, 04/25/38	15
35	Series 2008-44, Class PO, PO, 05/25/38	32
372	Series 2008-47, Class SI, IF, IO, 5.722%, 06/25/23	28
269	Series 2008-53, Class CI, IF, IO, 6.422%, 07/25/38	42
111	Series 2008-76, Class GF, VAR, 1.428%, 09/25/23	111

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

71	Series 2008-80, Class GP, 6.250%, 09/25/38	79
526	Series 2008-80, Class SA, IF, IO, 5.072%, 09/25/38	67
251	Series 2008-81, Class SB, IF, IO, 5.072%, 09/25/38	35
81	Series 2009-4, Class BD, 4.500%, 02/25/39	85
258	Series 2009-6, Class GS, IF, IO, 5.772%, 02/25/39	51
384	Series 2009-9, Class IO, IO, 5.000%, 02/25/24	21
190	Series 2009-12, Class IO, IO, 4.500%, 03/25/24	6
535	Series 2009-17, Class QS, IF, IO, 5.872%, 03/25/39	83
1,760	Series 2009-19, Class IP, IO, 5.500%, 10/25/36	319
92	Series 2009-47, Class MT, 7.000%, 07/25/39	101
656	Series 2009-52, Class PI, IO, 5.000%, 07/25/39	113
408	Series 2009-62, Class HJ, 6.000%, 05/25/39	450
68	Series 2009-63, Class P, 5.000%, 03/25/37	73
232	Series 2009-69, Class PO, PO, 09/25/39	212
70	Series 2009-79, Class UA, 7.000%, 03/25/38	79
341	Series 2009-84, Class WS, IF, IO, 5.122%, 10/25/39	42
423	Series 2009-86, Class IP, IO, 5.500%, 10/25/39	75
992	Series 2009-86, Class OT, PO, 10/25/37	878
491	Series 2009-92, Class AD, 6.000%, 11/25/39	545
216	Series 2009-99, Class SC, IF, IO, 5.402%, 12/25/39	29
716	Series 2009-99, Class WA, VAR, 6.300%, 12/25/39	812
2,709	Series 2009-103, Class MB, VAR, 2.994%, 12/25/39	2,888
556	Series 2009-112, Class ST, IF, IO, 5.472%, 01/25/40	89
406	Series 2009-113, Class FB, VAR, 1.328%, 01/25/40	408
1,911	Series 2010-1, Class WA, VAR, 6.196%, 02/25/40	2,187
1,394	Series 2010-16, Class WA, VAR, 6.443%, 03/25/40	1,612
2,714	Series 2010-16, Class WB, VAR, 6.230%, 03/25/40	3,105

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	217

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
490	Series 2010-23, Class KS, IF, IO, 6.322%, 02/25/40	62
567	Series 2010-35, Class SB, IF, IO, 5.642%, 04/25/40	70
298	Series 2010-39, Class OT, PO, 10/25/35	271
541	Series 2010-40, Class FJ, VAR, 1.378%, 04/25/40	545
219	Series 2010-42, Class S, IF, IO, 5.622%, 05/25/40	34
884	Series 2010-43, Class FD, VAR, 1.378%, 05/25/40	892
802	Series 2010-49, Class SC, IF, 11.103%, 03/25/40	951
604	Series 2010-61, Class WA, VAR, 5.949%, 06/25/40	683
2,372	Series 2010-68, Class SA, IF, IO, 4.222%, 07/25/40	263
1,085	Series 2010-103, Class ME, 4.000%, 09/25/40	1,129
1,495	Series 2010-103, Class SB, IF, IO, 5.322%, 11/25/49	198
2,000	Series 2010-111, Class AM, 5.500%, 10/25/40	2,259
194	Series 2010-123, Class FL, VAR, 1.208%, 11/25/40	194
2,432	Series 2010-125, Class SA, IF, IO, 3.662%, 11/25/40	202
2,721	Series 2010-130, Class CY, 4.500%, 11/25/40	3,009
4,134	Series 2010-147, Class SA, IF, IO, 5.752%, 01/25/41	869
377	Series 2010-148, Class MA, 4.000%, 02/25/39	386
382	Series 2011-2, Class WA, VAR, 5.816%, 02/25/51	417
1,674	Series 2011-20, Class MW, 5.000%, 03/25/41	1,902
4,587	Series 2011-21, Class CV, 4.500%, 09/25/26	4,724
2,410	Series 2011-30, Class LS, IO, VAR, 1.794%, 04/25/41	160
2,394	Series 2011-39, Class ZA, 6.000%, 11/25/32	2,707
535	Series 2011-43, Class WA, VAR, 5.807%, 05/25/51	600
1,346	Series 2011-47, Class ZA, 5.500%, 07/25/38	1,473
738	Series 2011-56, Class VA, 5.000%, 09/25/40	742

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

1,361		Series 2011-58, Class WA, VAR, 5.450%, 07/25/51	1,501
362		Series 2011-75, Class FA, VAR, 1.328%, 08/25/41	366
2,023		Series 2011-118, Class LB, 7.000%, 11/25/41	2,374
3,574		Series 2011-118, Class MT, 7.000%, 11/25/41	4,194
3,470		Series 2011-118, Class NT, 7.000%, 11/25/41	4,084
1,426		Series 2012-21, Class WA, VAR, 5.626%, 03/25/52	1,583
1,733		Series 2012-58, Class FA, VAR, 1.278%, 03/25/39	1,738
2,563		Series 2012-99, Class BY, 2.500%, 09/25/42	2,276
636		Series 2013-2, Class LZ, 3.000%, 02/25/43	593
5,363		Series 2013-4, Class AJ, 3.500%, 02/25/43	5,545
3,094		Series 2013-92, Class PO, PO, 09/25/43	2,425
3,075		Series 2013-101, Class DO, PO, 10/25/43	2,456
5,635		Series 2013-135, Class PO, PO, 01/25/44	4,661
928		Series 2014-44, Class B, 2.500%, 08/25/34	886
1,677		Series 2015-85, Class HD, 3.000%, 11/25/45	1,596
4,228		Series 2015-91, Class AC, VAR, 7.500%, 12/25/36	4,813
22		Series G92-7, Class JQ, 8.500%, 01/25/22	24
2		Series G92-12, Class B, 7.700%, 02/25/22	2
4		Series G92-14, Class Z, 7.000%, 02/25/22	4
—	(h)	Series G92-27, Class SQ, HB, IF, 1,067.830%, 05/25/22	1
6		Series G92-42, Class Z, 7.000%, 07/25/22	7
5		Series G92-44, Class ZQ, 8.000%, 07/25/22	6
23		Series G92-54, Class ZQ, 7.500%, 09/25/22	25
59		Series G92-61, Class Z, 7.000%, 10/25/22	65
6		Series G92-62, Class B, PO, 10/25/22	6
40		Series G93-1, Class KA, 7.900%, 01/25/23	44
27		Series G93-17, Class SI, IF, 6.000%, 04/25/23	30
230		Series G94-7, Class PJ, 7.500%, 05/17/24	256
47		Series G97-2, Class ZA, 8.500%, 02/17/27	55
		FNMA REMIC Trust,
768		Series 2001-W3, Class A, VAR, 6.460%, 09/25/41	841
3,509		Series 2002-W10, Class IO, IO, VAR, 0.930%, 08/25/42	105
302		Series 2003-W1, Class 1A1, VAR, 5.567%, 12/25/42	331

SEE NOTES TO FINANCIAL STATEMENTS.

218	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
191		Series 2003-W1, Class 2A, VAR, 6.187%, 12/25/42	214
45		Series 2003-W4, Class 2A, VAR, 6.191%, 10/25/42	53
1,315		Series 2004-W4, Class A7, 5.500%, 06/25/34	1,419
712		Series 2004-W11, Class 1A1, 6.000%, 05/25/44	812
276		Series 2006-W3, Class 1AF1, VAR, 1.018%, 10/25/46	275
327		Series 2006-W3, Class 2A, 6.000%, 09/25/46	371
510		Series 2007-W2, Class 1A1, VAR, 1.098%, 03/25/37	510
278		Series 2007-W3, Class 1A3, 6.750%, 04/25/37	318
41		Series 2007-W7, Class 1A4, HB, IF, 34.510%, 07/25/37	59
2,042		Series 2009-W1, Class A, 6.000%, 12/25/49	2,312
		FNMA STRIPS,
—	(h)	Series 23, Class 2, IO, 10.000%, 09/25/17	—	(h)
—	(h)	Series 59, Class 2, IO, 9.500%, 07/25/17	—	(h)
146		Series 213, Class 2, IO, 8.000%, 03/25/23	27
199		Series 218, Class 2, IO, 7.500%, 04/25/23	33
5		Series 265, Class 2, 9.000%, 03/25/24	6
10		Series 285, Class 1, PO, 02/25/27	10
388		Series 293, Class 1, PO, 12/25/24	361
201		Series 300, Class 1, PO, 09/25/24	186
257		Series 331, Class 13, IO, 7.000%, 11/25/32	56
96		Series 339, Class 18, IO, 4.500%, 07/25/18	2
98		Series 339, Class 21, IO, 4.500%, 08/25/18	2
65		Series 339, Class 28, IO, 5.500%, 08/25/18	1
128		Series 345, Class 6, IO, VAR, 5.000%, 12/25/33	24
214		Series 345, Class 24, IO, VAR, 5.000%, 08/25/22	6
286		Series 351, Class 7, IO, VAR, 5.000%, 04/25/34	59
359		Series 356, Class 3, IO, 5.000%, 01/25/35	67
383		Series 356, Class 39, IO, 5.000%, 01/25/20	17
476		Series 365, Class 8, IO, 5.500%, 05/25/36	105
42		Series 368, Class 3, IO, 4.500%, 11/25/20	2
2,839		Series 373, Class 1, PO, 07/25/36	2,527
171		Series 374, Class 5, IO, 5.500%, 08/25/36	39
419		Series 383, Class 32, IO, 6.000%, 01/25/38	88
78		Series 393, Class 6, IO, 5.500%, 04/25/37	14

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	FNMA Trust,
327	Series 2003-W2, Class 1A1, 6.500%, 07/25/42	380
296	Series 2003-W8, Class 2A, 7.000%, 10/25/42	347
292	Series 2003-W8, Class 3F1, VAR, 1.178%, 05/25/42	288
433	Series 2004-W1, Class 2A2, 7.000%, 12/25/33	507
380	Series 2004-W2, Class 2A2, 7.000%, 02/25/44	444
759	Series 2005-W3, Class 2AF, VAR, 0.998%, 03/25/45	737
291	Series 2005-W4, Class 1A1, 6.000%, 08/25/45	330
1,897	Series 2005-W4, Class 3A, VAR, 2.722%, 06/25/45	2,027
416	Series 2006-W2, Class 1AF1, VAR, 0.998%, 02/25/46	415
	FREMF Mortgage Trust,
1,143	Series 2013-K28, Class C, VAR, 3.494%, 06/25/46 (e)	1,082
3,099	Series 2014-K39, Class C, VAR, 4.156%, 08/25/47 (e)	2,933
2,125	Series 2014-K40, Class C, VAR, 4.072%, 11/25/47 (e)	1,977
2,510	Series 2015-K44, Class B, VAR, 3.684%, 01/25/48 (e)	2,485
3,075	Series 2015-K45, Class B, VAR, 3.591%, 04/25/48 (e)	2,997
3,000	Series 2015-K46, Class C, VAR, 3.695%, 04/25/48 (e)	2,551
5,545	Series 2015-K48, Class B, VAR, 3.636%, 08/25/48 (e)	5,416
2,100	Series 2015-K50, Class B, VAR, 3.779%, 10/25/48 (e)	2,077
6,000	Series 2015-K720, Class B, VAR, 3.389%, 07/25/22 (e)	5,968
1,902	Series 2016-K59, Class B, VAR, 3.575%, 11/25/49 (e)	1,765
3,563	Series 2016-K60, Class B, VAR, 3.537%, 12/25/49 (e)	3,281
5,250	Series 2016-K722, Class B, VAR, 3.835%, 07/25/49 (e)	5,319
	GMACM Mortgage Loan Trust,
282	Series 2003-AR1, Class A4, VAR, 3.625%, 10/19/33	279
919	Series 2003-AR2, Class 2A4, VAR, 3.660%, 12/19/33	907
37	Series 2003-J8, Class A, 5.250%, 12/25/33	38

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	219

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
797	Series 2004-J5, Class A7, 6.500%, 01/25/35	822
1,670	Series 2005-AR3, Class 3A4, VAR, 3.404%, 06/19/35	1,643
	GNMA,
430	Series 1994-7, Class PQ, 6.500%, 10/16/24	469
152	Series 1999-4, Class ZB, 6.000%, 02/20/29	170
76	Series 2000-9, Class Z, 8.000%, 06/20/30	89
362	Series 2000-9, Class ZJ, 8.500%, 02/16/30	423
326	Series 2000-21, Class Z, 9.000%, 03/16/30	380
25	Series 2000-36, Class HC, 7.330%, 11/20/30	28
8	Series 2000-36, Class IK, IO, 9.000%, 11/16/30	1
522	Series 2001-21, Class PE, 6.500%, 05/16/31	594
96	Series 2001-31, Class SJ, HB, IF, 25.268%, 02/20/31	162
80	Series 2001-35, Class SA, IF, IO, 7.480%, 08/16/31	23
86	Series 2001-36, Class S, IF, IO, 7.280%, 08/16/31	25
329	Series 2002-4, Class TD, 7.000%, 01/20/32	378
288	Series 2002-24, Class AG, IF, IO, 7.180%, 04/16/32	54
77	Series 2002-24, Class SB, IF, 10.770%, 04/16/32	93
257	Series 2002-24, Class Z, 8.500%, 04/16/32	306
474	Series 2002-31, Class SE, IF, IO, 6.730%, 04/16/30	73
18	Series 2002-33, Class SY, IF, 9.000%, 02/26/23	21
170	Series 2002-40, Class UK, 6.500%, 06/20/32	196
56	Series 2002-41, Class LS, IF, 9.000%, 06/16/32	72
96	Series 2002-45, Class QE, 6.500%, 06/20/32	110
119	Series 2002-47, Class PG, 6.500%, 07/16/32	138
11	Series 2002-70, Class PS, IF, IO, 6.919%, 08/20/32	—	(h)
544	Series 2003-11, Class SK, IF, IO, 6.930%, 02/16/33	85
14	Series 2003-24, Class PO, PO, 03/16/33	13
468	Series 2003-41, Class ID, IO, 5.500%, 05/20/33	91
28	Series 2003-46, Class IH, IO, 5.500%, 12/20/32	—	(h)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

37	Series 2003-90, Class PO, PO, 10/20/33	33
526	Series 2003-112, Class SA, IF, IO, 5.780%, 12/16/33	96
131	Series 2004-28, Class S, IF, 17.545%, 04/16/34	187
181	Series 2004-46, Class AO, PO, 06/20/34	165
47	Series 2004-71, Class ST, IF, 7.000%, 09/20/34	51
90	Series 2004-73, Class AE, IF, 13.267%, 08/17/34	105
1,709	Series 2004-73, Class JL, IF, IO, 5.780%, 09/16/34	287
579	Series 2004-90, Class SI, IF, IO, 5.319%, 10/20/34	79
122	Series 2005-24, Class ST, IF, 7.500%, 01/17/34	125
305	Series 2005-26, Class VI, IO, 5.500%, 01/20/35	11
103	Series 2005-35, Class FL, VAR, 1.131%, 03/20/32	103
1,852	Series 2005-58, Class NI, IO, 5.500%, 08/20/35	349
221	Series 2005-68, Class DP, IF, 14.578%, 06/17/35	274
1,125	Series 2005-68, Class KI, IF, IO, 5.519%, 09/20/35	185
1,390	Series 2005-72, Class AZ, 5.500%, 09/20/35	1,532
464	Series 2005-85, Class IO, IO, 5.500%, 11/16/35	111
198	Series 2006-16, Class OP, PO, 03/20/36	181
135	Series 2006-22, Class AO, PO, 05/20/36	124
119	Series 2006-34, Class PO, PO, 07/20/36	107
396	Series 2006-38, Class SW, IF, IO, 5.719%, 06/20/36	38
169	Series 2006-59, Class SD, IF, IO, 5.919%, 10/20/36	25
1,104	Series 2007-17, Class JI, IF, IO, 6.040%, 04/16/37	201
152	Series 2007-17, Class JO, PO, 04/16/37	129
98	Series 2007-25, Class FN, VAR, 1.070%, 05/16/37	98
568	Series 2007-26, Class SC, IF, IO, 5.419%, 05/20/37	106
28	Series 2007-28, Class BO, PO, 05/20/37	24
558	Series 2007-31, Class AO, PO, 05/16/37	516
34	Series 2007-36, Class HO, PO, 06/16/37	31
690	Series 2007-36, Class SE, IF, IO, 5.700%, 06/16/37	119

SEE NOTES TO FINANCIAL STATEMENTS.

220	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
807	Series 2007-36, Class SG, IF, IO, 5.689%, 06/20/37	158
579	Series 2007-40, Class SD, IF, IO, 5.969%, 07/20/37	93
573	Series 2007-42, Class SB, IF, IO, 5.969%, 07/20/37	96
229	Series 2007-45, Class QA, IF, IO, 5.859%, 07/20/37	37
390	Series 2007-50, Class AI, IF, IO, 5.994%, 08/20/37	70
78	Series 2007-53, Class SW, IF, 17.863%, 09/20/37	105
598	Series 2007-57, Class PO, PO, 03/20/37	542
197	Series 2007-71, Class SB, IF, IO, 5.919%, 07/20/36	7
1,369	Series 2007-74, Class SL, IF, IO, 5.770%, 11/16/37	199
438	Series 2007-76, Class SA, IF, IO, 5.749%, 11/20/37	74
652	Series 2007-79, Class SY, IF, IO, 5.769%, 12/20/37	110
84	Series 2008-1, Class PO, PO, 01/20/38	73
325	Series 2008-2, Class MS, IF, IO, 6.390%, 01/16/38	70
247	Series 2008-10, Class S, IF, IO, 5.049%, 02/20/38	39
1,047	Series 2008-13, Class PI, IO, 5.500%, 02/16/38	221
155	Series 2008-20, Class PO, PO, 09/20/37	144
160	Series 2008-29, Class PO, PO, 02/17/33	152
510	Series 2008-32, Class PI, IO, 5.500%, 10/16/37	66
239	Series 2008-33, Class XS, IF, IO, 6.930%, 04/16/38	45
1,262	Series 2008-36, Class AY, 5.000%, 04/16/23	1,298
562	Series 2008-36, Class SH, IF, IO, 5.519%, 04/20/38	82
2,033	Series 2008-40, Class SA, IF, IO, 5.630%, 05/16/38	346
284	Series 2008-55, Class SA, IF, IO, 5.419%, 06/20/38	44
65	Series 2008-60, Class PO, PO, 01/20/38	64
1,693	Series 2008-62, Class SA, IF, IO, 5.369%, 07/20/38	262
110	Series 2008-71, Class SC, IF, IO, 5.219%, 08/20/38	16
430	Series 2008-93, Class AS, IF, IO, 4.919%, 12/20/38	57

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

1,118	Series 2008-95, Class DS, IF, IO, 6.519%, 12/20/38	188
317	Series 2008-96, Class SL, IF, IO, 5.219%, 12/20/38	42
356	Series 2009-6, Class SA, IF, IO, 5.330%, 02/16/39	48
645	Series 2009-10, Class SA, IF, IO, 5.169%, 02/20/39	83
296	Series 2009-10, Class SL, IF, IO, 5.730%, 03/16/34	8
2,010	Series 2009-12, Class IE, IO, 5.500%, 03/20/39	419
392	Series 2009-14, Class KI, IO, 6.500%, 03/20/39	94
454	Series 2009-14, Class NI, IO, 6.500%, 03/20/39	117
218	Series 2009-24, Class DS, IF, IO, 5.519%, 03/20/39	13
274	Series 2009-25, Class SE, IF, IO, 6.819%, 09/20/38	51
156	Series 2009-33, Class CI, IO, 5.500%, 05/20/39	29
348	Series 2009-33, Class TI, IO, 6.000%, 05/20/39	72
810	Series 2009-42, Class SC, IF, IO, 5.299%, 06/20/39	116
414	Series 2009-43, Class SA, IF, IO, 5.169%, 06/20/39	66
2,515	Series 2009-54, Class JZ, 5.500%, 07/20/39	2,813
745	Series 2009-64, Class SN, IF, IO, 5.330%, 07/16/39	89
156	Series 2009-65, Class IQ, IO, 6.000%, 12/20/38	19
617	Series 2009-67, Class SA, IF, IO, 5.280%, 08/16/39	87
1,085	Series 2009-72, Class SM, IF, IO, 5.480%, 08/16/39	175
396	Series 2009-79, Class OK, PO, 11/16/37	361
995	Series 2009-102, Class SM, IF, IO, 5.630%, 06/16/39	69
1,003	Series 2009-104, Class AB, 7.000%, 08/16/39	1,129
1,225	Series 2009-106, Class AS, IF, IO, 5.630%, 11/16/39	185
1,479	Series 2009-106, Class ST, IF, IO, 5.219%, 02/20/38	242
1,279	Series 2009-121, Class VA, 5.500%, 11/20/20	1,324
129	Series 2010-14, Class AO, PO, 12/20/32	122

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	221

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
213	Series 2010-14, Class BO, PO, 11/20/35	185
1,409	Series 2010-14, Class CO, PO, 08/20/35	1,263
392	Series 2010-14, Class QP, 6.000%, 12/20/39	405
1,689	Series 2010-41, Class WA, VAR, 5.821%, 10/20/33	1,905
827	Series 2010-103, Class WA, VAR, 5.724%, 08/20/34	924
885	Series 2010-129, Class AW, VAR, 6.105%, 04/20/37	986
803	Series 2010-130, Class CP, 7.000%, 10/16/40	929
2,354	Series 2010-157, Class OP, PO, 12/20/40	1,936
2,187	Series 2011-22, Class WA, VAR, 5.939%, 02/20/37	2,424
2,678	Series 2011-97, Class WA, VAR, 6.105%, 11/20/38	3,004
3,578	Series 2011-137, Class WA, VAR, 5.543%, 07/20/40	3,998
2,692	Series 2011-163, Class WA, VAR, 5.861%, 12/20/38	3,046
4,782	Series 2012-24, Class WA, VAR, 5.573%, 07/20/41	5,416
5,321	Series 2012-52, Class WA, VAR, 6.152%, 04/20/38	6,104
1,256	Series 2012-59, Class WA, VAR, 5.574%, 08/20/38	1,427
7,220	Series 2012-138, Class PT, VAR, 3.957%, 11/16/42	7,640
6,990	Series 2012-141, Class WA, VAR, 4.529%, 11/16/41	7,580
7,128	Series 2012-141, Class WB, VAR, 3.954%, 09/16/42	7,555
4,493	Series 2012-141, Class WC, VAR, 3.716%, 01/20/42	4,670
2,085	Series 2012-H15, Class FA, VAR, 1.222%, 05/20/62	2,086
2,561	Series 2012-H24, Class FG, VAR, 1.202%, 04/20/60	2,563
1,018	Series 2012-H30, Class JA, VAR, 1.252%, 01/20/60	1,018
747	Series 2012-H30, Class PA, VAR, 1.222%, 11/20/59	747
7,966	Series 2012-H31, Class FD, VAR, 1.112%, 12/20/62	7,894
2,690	Series 2013-26, Class AK, VAR, 4.656%, 09/20/41	2,900
3,357	Series 2013-54, Class WA, VAR, 4.727%, 11/20/42	3,645

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

1,070	Series 2013-75, Class WA, VAR, 5.214%, 06/20/40	1,173
10,284	Series 2013-H01, Class FA, 1.650%, 01/20/63	10,228
4,620	Series 2013-H01, Class JA, VAR, 1.092%, 01/20/63	4,572
4,138	Series 2013-H01, Class TA, VAR, 1.272%, 01/20/63	4,141
336	Series 2013-H02, Class HF, VAR, 1.072%, 11/20/62	336
1,109	Series 2013-H03, Class FA, VAR, 1.072%, 08/20/60	1,108
3,111	Series 2013-H04, Class SA, VAR, 1.192%, 02/20/63	3,085
1,208	Series 2013-H05, Class FB, VAR, 1.172%, 02/20/62	1,207
2,240	Series 2013-H07, Class GA, VAR, 1.242%, 03/20/63	2,230
5,717	Series 2013-H07, Class HA, VAR, 1.182%, 03/20/63	5,676
12,098	Series 2013-H07, Class JA, 1.750%, 03/20/63	12,026
3,468	Series 2013-H07, Class MA, VAR, 1.322%, 04/20/62	3,474
2,069	Series 2013-H08, Class BF, VAR, 1.172%, 03/20/63	2,053
4,375	Series 2013-H08, Class FC, VAR, 1.222%, 02/20/63	4,350
5,433	Series 2013-H09, Class HA, 1.650%, 04/20/63	5,360
2,683	Series 2014-188, Class W, VAR, 4.657%, 10/20/41	2,909
1,070	Series 2014-H17, Class FC, VAR, 1.272%, 07/20/64	1,065
1,882	Series 2015-91, Class W, VAR, 5.242%, 05/20/40	2,077
741	Series 2015-137, Class WA, VAR, 5.476%, 01/20/38	829
6,642	Series 2015-H23, Class FB, VAR, 1.292%, 09/20/65	6,605
5,921	Series 2015-H26, Class FG, VAR, 1.292%, 10/20/65	5,896
11,571	Series 2015-H29, Class FL, VAR, 1.372%, 11/20/65	11,569
4,637	Series 2015-H32, Class FH, VAR, 1.432%, 12/20/65	4,651
11,969	Series 2016-90, Class LI, IO, 4.000%, 07/20/46	2,265
5,212	Series 2016-H07, Class FA, VAR, 1.522%, 03/20/66	5,252

SEE NOTES TO FINANCIAL STATEMENTS.

222	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
9,599	Series 2016-H07, Class FQ, VAR, 1.472%, 03/20/66	9,647
2,510	Series 2016-H11, Class FD, VAR, 1.630%, 05/20/66	2,518
9,214	Series 2016-H13, Class FD, VAR, 1.320%, 05/20/66	9,186
6,586	Series 2016-H13, Class FT, VAR, 1.361%, 05/20/66	6,582
8,744	Series 2016-H16, Class FC, VAR, 1.615%, 07/20/66	8,761
5,949	Series 2016-H17, Class FC, VAR, 1.602%, 08/20/66	5,952
1,865	Series 2016-H26, Class FC, VAR, 1.772%, 12/20/66	1,884
	GSMPS Mortgage Loan Trust,
393	Series 2001-2, Class A, VAR, 7.500%, 06/19/32 (e)	411
187	Series 2004-4, Class 1AF, VAR, 1.178%, 06/25/34 (e)	167
372	Series 2005-RP2, Class 1AF, VAR, 1.128%, 03/25/35 (e)	329
2,232	Series 2005-RP3, Class 1AF, VAR, 1.128%, 09/25/35 (e)	1,914
1,015	Series 2005-RP3, Class 1AS, IO, VAR, 3.896%, 09/25/35 (e)	102
2,169	Series 2006-RP2, Class 1AS2, IF, IO, 5.275%, 04/25/36 (e)	233
	GSR Mortgage Loan Trust,
36	Series 2003-6F, Class A2, VAR, 1.178%, 09/25/32	34
459	Series 2003-7F, Class 1A4, 5.250%, 06/25/33	468
104	Series 2003-13, Class 1A1, VAR, 2.869%, 10/25/33	105
46	Series 2004-3F, Class 3A8, 13.500%, 02/25/34	53
630	Series 2004-6F, Class 2A4, 5.500%, 05/25/34	648
774	Series 2004-8F, Class 2A3, 6.000%, 09/25/34	790
361	Series 2004-13F, Class 3A3, 6.000%, 11/25/34	370
106	Series 2005-5F, Class 8A3, VAR, 1.278%, 06/25/35	101
1,205	Series 2005-7F, Class 3A9, 6.000%, 09/25/35	1,276
169	Series 2006-1F, Class 1AP, PO, 02/25/36	128
3,248	Series 2006-1F, Class 2A4, 6.000%, 02/25/36	2,813

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

844		Series 2007-1F, Class 2A4, 5.500%, 01/25/37	840
1,951		Homeowner Assistance Program Reverse Mortgage Loan Trust, Series 2013-RM1, Class A, 4.000%, 05/26/53 (e)	1,937
135		Impac CMB Trust, Series 2005-2, Class 2M1, VAR, 1.558%, 04/25/35	119
574		Impac Secured Assets CMN Owner Trust, Series 2001-8, Class A6, 6.440%, 01/25/32	577
502		Impac Secured Assets Trust, Series 2006-2, Class 2A1, VAR, 1.128%, 08/25/36	496
182		IndyMac INDX Mortgage Loan Trust, Series 2006-AR3, Class 2A1A, VAR, 3.156%, 03/25/36	152
		JP Morgan Mortgage Trust,
318		Series 2004-A3, Class 4A1, VAR, 3.211%, 07/25/34	327
183		Series 2004-A4, Class 1A1, VAR, 3.285%, 09/25/34	187
50		Series 2004-S1, Class 1A7, 5.000%, 09/25/34	51
521		Series 2005-A1, Class 3A4, VAR, 3.280%, 02/25/35	532
765		Series 2006-A2, Class 4A1, VAR, 3.180%, 08/25/34	769
615		Series 2006-A2, Class 5A2, VAR, 3.118%, 11/25/33	623
1,112		Series 2006-A2, Class 5A3, VAR, 3.118%, 11/25/33	1,130
269		Series 2006-A3, Class 6A1, VAR, 3.192%, 08/25/34	270
330		Series 2007-A1, Class 5A2, VAR, 3.421%, 07/25/35	335
47		Series 2014-1, Class 1A11, VAR, 4.000%, 01/25/44 (e)	48
—	(h)	Kidder Peabody Mortgage Assets Trust, Series B, Class A1, PO, 04/22/18	—	(h)
4,100		Laramar CF0, 3/25/27 (w)	4,112
		Lehman Mortgage Trust,
419		Series 2006-2, Class 1A1, VAR, 5.872%, 04/25/36	369
237		Series 2007-6, Class 1A8, 6.000%, 07/25/37	211
604		Series 2008-2, Class 1A6, 6.000%, 03/25/38	427
		MASTR Adjustable Rate Mortgages Trust,
138		Series 2004-3, Class 4A2, VAR, 2.803%, 04/25/34	129
30		Series 2004-4, Class 2A1, VAR, 2.741%, 05/25/34	27

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	223

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
205	Series 2004-13, Class 2A1, VAR, 3.073%, 04/21/34	211
1,045	Series 2004-13, Class 3A7, VAR, 3.047%, 11/21/34	1,068
205	Series 2004-15, Class 3A1, VAR, 3.872%, 12/25/34	193
	MASTR Alternative Loan Trust,
256	Series 2003-4, Class 2A1, 6.250%, 06/25/33	266
138	Series 2003-8, Class 3A1, 5.500%, 12/25/33	143
83	Series 2003-8, Class 5A1, 5.000%, 11/25/18	84
90	Series 2003-9, Class 8A1, 6.000%, 01/25/34	93
84	Series 2004-1, Class 30PO, PO, 02/25/34	71
334	Series 2004-3, Class 2A1, 6.250%, 04/25/34	348
165	Series 2004-3, Class 30PO, PO, 04/25/34	131
150	Series 2004-3, Class 30X1, IO, 6.000%, 04/25/34	33
226	Series 2004-5, Class 30PO, PO, 06/25/34	197
88	Series 2004-5, Class 30X1, IO, 6.000%, 06/25/34	16
102	Series 2004-6, Class 30X1, IO, 5.500%, 07/25/34	19
861	Series 2004-6, Class 7A1, 6.000%, 07/25/34	836
70	Series 2004-7, Class 30PO, PO, 08/25/34	55
305	Series 2004-7, Class AX1, IO, 5.500%, 08/25/34	62
69	Series 2004-10, Class 1A1, 4.500%, 09/25/19	69
1,620	Series 2005-3, Class AX2, IO, 6.000%, 04/25/35	394
	MASTR Asset Securitization Trust,
16	Series 2003-2, Class 1A1, 5.000%, 03/25/18	16
6	Series 2003-2, Class 2A1, 4.500%, 03/25/18	6
175	Series 2003-3, Class 3A18, 5.500%, 04/25/33	175
7	Series 2003-4, Class 3A2, 5.000%, 05/25/18	7
85	Series 2003-4, Class 5A1, 5.500%, 05/25/33	87
43	Series 2003-8, Class 1A1, 5.500%, 09/25/33	44
24	Series 2003-9, Class 15PO, PO, 10/25/18	23

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

3		Series 2003-10, Class 15PO, PO, 11/25/18	2
3		Series 2003-11, Class 15PO, PO, 12/25/18	3
122		Series 2003-12, Class 6A1, 5.000%, 12/25/33	122
19		Series 2004-1, Class 30PO, PO, 02/25/34	15
25		Series 2004-3, Class PO, PO, 03/25/34	23
20		Series 2004-4, Class 3A1, 4.500%, 04/25/19	20
16		Series 2004-8, Class 1A1, 4.750%, 08/25/19	16
17		Series 2004-8, Class PO, PO, 08/25/19	17
19		Series 2004-9, Class 5A1, 5.250%, 09/25/19	19
352		Series 2004-P7, Class A6, 5.500%, 12/27/33 (e)	363
2,013		MASTR Reperforming Loan Trust, Series 2005-2, Class 1A1F, VAR, 1.128%, 05/25/35 (e)	1,674
272		MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	206
		Merrill Lynch Mortgage Investors Trust,
245		Series 2003-A, Class 2A2, VAR, 2.182%, 03/25/28	229
124		Series 2003-A4, Class 2A, VAR, 3.172%, 07/25/33	120
378		Series 2003-A5, Class 2A6, VAR, 3.102%, 08/25/33	381
905		Series 2003-E, Class A1, VAR, 1.398%, 10/25/28	869
1,547		Series 2003-F, Class A1, VAR, 1.418%, 10/25/28	1,515
489		Series 2004-1, Class 2A1, VAR, 2.962%, 12/25/34	490
550		Series 2004-A4, Class A2, VAR, 2.862%, 08/25/34	561
574		Series 2004-D, Class A2, VAR, 2.082%, 09/25/29	552
309		Series 2004-E, Class A2A, VAR, 1.948%, 11/25/29	299
53		Series 2005-A1, Class 3A, VAR, 3.373%, 12/25/34	52
2		ML Trust XLVII, Series 47, Class Z, 8.985%, 10/20/20	2
601		Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 4A, VAR, 5.668%, 04/25/34	628
—	(h)	Morgan Stanley Mortgage Trust, Series 35, Class 2, HB, IF, 4,404.340%, 04/20/21	—	(h)
		MortgageIT Trust,
346		Series 2005-1, Class 1A1, VAR, 1.418%, 02/25/35	334

SEE NOTES TO FINANCIAL STATEMENTS.

224	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
155	Series 2005-5, Class A1, VAR, 1.038%, 12/25/35	144
411	NACC Reperforming Loan REMIC Trust, Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	404
	Nomura Asset Acceptance Corp. Alternative Loan Trust,
84	Series 2003-A1, Class A1, 5.500%, 05/25/33	85
39	Series 2003-A1, Class A2, 6.000%, 05/25/33	40
23	Series 2003-A1, Class A5, 7.000%, 04/25/33	24
2	Series 2003-A1, Class A7, 5.000%, 04/25/18	2
	Prime Mortgage Trust,
20	Series 2004-1, Class 2A3, 5.250%, 08/25/34	20
499	Series 2004-CL1, Class 1A1, 6.000%, 02/25/34	521
199	Series 2005-4, Class 2PO, PO, 10/25/35	80
310	Provident Funding Mortgage Loan Trust, Series 2005-1, Class 2A1, VAR, 3.225%, 05/25/35	300
	RALI Trust,
3	Series 2002-QS16, Class A3, IF, 14.995%, 10/25/17	3
14	Series 2003-QS3, Class A2, IF, 14.788%, 02/25/18	14
44	Series 2003-QS9, Class A3, IF, IO, 6.772%, 05/25/18	1
60	Series 2003-QS12, Class A2A, IF, IO, 6.822%, 06/25/18	1
26	Series 2003-QS12, Class A5, IO, 5.000%, 06/25/18	—	(h)
113	Series 2003-QS14, Class A1, 5.000%, 07/25/18	113
81	Series 2003-QS18, Class A1, 5.000%, 09/25/18	82
611	Series 2004-QA4, Class NB3, VAR, 4.429%, 09/25/34	608
179	Series 2004-QA6, Class NB2, VAR, 3.657%, 12/26/34	150
983	Series 2004-QS7, Class A4, 5.500%, 05/25/34	999
1,117	Series 2005-QA6, Class A32, VAR, 4.099%, 05/25/35	906
166	Series 2005-QA10, Class A31, VAR, 4.060%, 09/25/35	140

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

307		Series 2007-QS1, Class 1A1, 6.000%, 01/25/37	267
		RBSSP Resecuritization Trust,
628		Series 2009-1, Class 1A1, 6.500%, 02/26/36 (e)	664
148		Series 2009-2, Class 1A1, 7.000%, 08/26/37 (e)	153
1		Series 2009-9, Class 7A4, VAR, 6.000%, 07/26/37 (e)	1
408		Series 2009-12, Class 1A1, VAR, 5.809%, 11/25/33 (e)	421
73		Series 2010-9, Class 7A5, VAR, 4.000%, 05/26/37 (e)	73
2,081		Series 2012-6, Class 2A1, VAR, 0.916%, 10/26/36 (e)	2,061
		Residential Asset Securitization Trust,
2		Series 2002-A13, Class A4, 5.250%, 12/25/17	2
208		Series 2003-A5, Class A1, 5.500%, 06/25/33	210
12		Series 2003-A14, Class A1, 4.750%, 02/25/19	12
536		Series 2004-IP2, Class 1A1, VAR, 3.160%, 12/25/34	539
3,202		Series 2005-A2, Class A4, IF, IO, 4.272%, 03/25/35	363
1,402		Series 2005-A16, Class AX, IO, 5.750%, 02/25/36	314
495		Series 2006-A4, Class 2A5, 6.000%, 05/25/36	456
317		Series 2006-A6, Class 2A13, 6.000%, 07/25/36	265
		RFMSI Trust,
14		Series 2003-S14, Class A4, PO, 07/25/18	14
40		Series 2003-S16, Class A3, 5.000%, 09/25/18	40
56		Series 2003-S20, Class 2A1, 4.750%, 12/25/18	57
128		Series 2004-S6, Class 2A6, PO, 06/25/34	99
322		Series 2005-SA4, Class 1A1, VAR, 3.165%, 09/25/35	267
—	(h)	RFSC Trust, Series 2002-RM1, Class API, PO, 12/25/17	—	(h)
		Sequoia Mortgage Trust,
616		Series 2003-1, Class 1A, VAR, 1.541%, 04/20/33	582
960		Series 2004-8, Class A1, VAR, 1.481%, 09/20/34	914
947		Series 2004-8, Class A2, VAR, 2.104%, 09/20/34	913

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	225

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
2,279	Series 2004-9, Class A1, VAR, 1.461%, 10/20/34	2,163
790	Series 2004-10, Class A1A, VAR, 1.401%, 11/20/34	743
	Springleaf Mortgage Loan Trust,
1,015	Series 2013-2A, Class A, VAR, 1.780%, 12/25/65 (e)	1,013
1,493	Series 2013-2A, Class M1, VAR, 3.520%, 12/25/65 (e)	1,497
	Structured Asset Mortgage Investments II Trust,
1,096	Series 2004-AR5, Class 1A1, VAR, 1.441%, 10/19/34	1,048
1,729	Series 2005-AR5, Class A3, VAR, 1.031%, 07/19/35	1,677
1,435	Structured Asset Securities Corp., Series 2003-37A, Class 2A, VAR, 2.916%, 12/25/33	1,429
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
434	Series 2003-33H, Class 1A1, 5.500%, 10/25/33	443
190	Series 2003-33H, Class 1APO, PO, 10/25/33	170
420	Series 2003-34A, Class 3A3, VAR, 3.127%, 11/25/33	413
994	Series 2004-5H, Class A4, 5.540%, 12/25/33	1,020
	Thornburg Mortgage Securities Trust,
81	Series 2003-4, Class A1, VAR, 1.418%, 09/25/43	78
82	Series 2004-1, Class II2A, VAR, 2.136%, 03/25/44	80
	Vendee Mortgage Trust,
2,219	Series 1994-1, Class 2ZB, 6.500%, 02/15/24	2,438
362	Series 1996-1, Class 1Z, 6.750%, 02/15/26	409
196	Series 1996-2, Class 1Z, 6.750%, 06/15/26	220
395	Series 1997-1, Class 2Z, 7.500%, 02/15/27	453
286	Series 1998-1, Class 2E, 7.000%, 03/15/28	333
	WaMu Mortgage Pass-Through Certificates Trust,
6	Series 2002-S8, Class 2A7, 5.250%, 01/25/18	6
469	Series 2003-AR7, Class A7, VAR, 2.677%, 08/25/33	470
409	Series 2003-AR8, Class A, VAR, 2.684%, 08/25/33	414
1,418	Series 2003-AR9, Class 1A6, VAR, 2.782%, 09/25/33	1,430
335	Series 2003-AR9, Class 2A, VAR, 2.846%, 09/25/33	328

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

923	Series 2003-AR11, Class A6, VAR, 2.846%, 10/25/33	930
409	Series 2003-S1, Class A5, 5.500%, 04/25/33	419
116	Series 2003-S3, Class 1A4, 5.500%, 06/25/33	120
13	Series 2003-S7, Class A1, 4.500%, 08/25/18	13
50	Series 2003-S8, Class A6, 4.500%, 09/25/18	50
1,004	Series 2003-S9, Class A8, 5.250%, 10/25/33	1,043
32	Series 2003-S9, Class P, PO, 10/25/33	28
91	Series 2004-AR3, Class A1, VAR, 2.821%, 06/25/34	92
616	Series 2004-AR3, Class A2, VAR, 2.821%, 06/25/34	623
213	Series 2004-CB2, Class 5A, 5.000%, 07/25/19	215
62	Series 2004-CB2, Class 7A, 5.500%, 08/25/19	63
114	Series 2004-CB3, Class 4A, 6.000%, 10/25/19	118
1,510	Series 2004-S2, Class 2A4, 5.500%, 06/25/34	1,563
120	Series 2006-AR10, Class 2P, VAR, 2.920%, 09/25/36	103
	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust,
114	Series 2005-1, Class 1A1, 5.500%, 03/25/35	112
5,396	Series 2005-2, Class 1A4, IF, IO, 4.272%, 04/25/35	732
684	Series 2005-4, Class CB7, 5.500%, 06/25/35	630
67	Series 2005-4, Class DP, PO, 06/25/20	62
598	Series 2005-6, Class 2A4, 5.500%, 08/25/35	549
7,152	Series 2005-11, Class A4, IF, IO, 4.172%, 01/25/36	938
	Washington Mutual MSC Mortgage Pass-Through Certificates Trust,
384	Series 2004-RA2, Class 2A, 7.000%, 07/25/33	415
17	Series 2004-RA4, Class 1P, PO, 04/25/19	16
	Wells Fargo Mortgage-Backed Securities Trust,
840	Series 2003-G, Class A1, VAR, 2.897%, 06/25/33	844
165	Series 2003-K, Class 1A1, VAR, 2.901%, 11/25/33	166

SEE NOTES TO FINANCIAL STATEMENTS.

226	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
45	Series 2003-K, Class 1A2, VAR, 2.901%, 11/25/33	46
102	Series 2004-B, Class A1, VAR, 3.024%, 02/25/34	101
525	Series 2004-EE, Class 2A1, VAR, 3.048%, 12/25/34	530
66	Series 2004-EE, Class 2A2, VAR, 3.048%, 12/25/34	67
334	Series 2004-EE, Class 3A1, VAR, 3.244%, 12/25/34	345
905	Series 2004-I, Class 1A1, VAR, 3.154%, 07/25/34	919
1,765	Series 2004-P, Class 2A1, VAR, 2.995%, 09/25/34	1,820
62	Series 2004-Q, Class 1A3, VAR, 3.004%, 09/25/34	62
1,634	Series 2004-S, Class A1, VAR, 3.044%, 09/25/34	1,665
1,406	Series 2004-U, Class A1, VAR, 3.186%, 10/25/34	1,403
360	Series 2004-V, Class 1A1, VAR, 3.102%, 10/25/34	363
73	Series 2005-9, Class 1APO, PO, 10/25/35	66
387	Series 2005-AR8, Class 2A1, VAR, 3.150%, 06/25/35	395
256	Series 2005-AR16, Class 2A1, VAR, 3.183%, 02/25/34	260
576	Series 2007-7, Class A7, 6.000%, 06/25/37	564
406	Series 2007-11, Class A14, 6.000%, 08/25/37	401

	Total Collateralized Mortgage Obligations (Cost $771,089)	790,184

Commercial Mortgage-Backed Securities — 7.9%
	A10 Securitization LLC,
444	Series 2015-1, Class A1, 2.100%, 04/15/34 (e)	443
431	Series 2015-1, Class A2, 3.130%, 04/15/34 (e)	433
375	Series 2015-1, Class B, 4.120%, 04/15/34 (e)	373
2,100	Series 2015-1, Class C, 4.450%, 04/15/34 (e)	2,049
184	A10 Term Asset Financing LLC, Series 2013-2, Class A, 2.620%, 11/15/27 (e)	183
3,655	Access PT Funding Trust, 7.000%, 02/15/23	3,655
	BAMLL Commercial Mortgage Securities Trust,
1,120	Series 2012-PARK, Class A, 2.959%, 12/10/30 (e)	1,135
1,000	Series 2014-520M, Class A, VAR, 4.185%, 08/15/46 (e)	1,069

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

2,500	Series 2014-520M, Class C, VAR, 4.214%, 08/15/46 (e)	2,361
5,185	Series 2016-FR14, Class A, VAR, 3.125%, 02/27/48 (e)	4,859
	BAMLL Re-REMIC Trust,
1,500	Series 2014-FRR5, Class A714, PO, 01/27/47 (e)	1,227
4,000	Series 2014-FRR5, Class AK30, PO, 06/27/45 (e)	2,720
3,585	Series 2014-FRR8, Class A, VAR, 2.237%, 11/26/47 (e)	2,748
2,795	Series 2015-FR11, Class A705, VAR, 1.857%, 09/27/44 (e)	2,708
6,365	Series 2016-FR13, Class A, VAR, 1.730%, 08/27/45 (e)	5,228
1,985	Series 2016-FR16, Class A, VAR, 1.008%, 05/27/21 (e)	1,723
78	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class AM, 4.727%, 07/10/43	78
	BB-UBS Trust,
4,100	Series 2012-SHOW, Class A, 3.430%, 11/05/36 (e)	4,164
3,575	Series 2012-SHOW, Class E, VAR, 4.026%, 11/05/36 (e)	3,471
966	Series 2012-TFT, Class A, 2.892%, 06/05/30 (e)	953
2,110	Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class AMFL, VAR, 1.461%, 06/11/50 (e)	2,085
1,728	Citigroup Commercial Mortgage Trust, Series 2013-SMP, Class A, 2.110%, 01/12/30 (e)	1,733
	Commercial Mortgage Trust,
299	Series 2006-GG7, Class AM, VAR, 5.774%, 07/10/38	298
5,266	Series 2012-CR2, Class XA, IO, VAR, 1.724%, 08/15/45	380
1,500	Series 2013-300P, Class A1, 4.353%, 08/10/30 (e)	1,630
140,365	Series 2013-CR9, Class XB, IO, VAR, 0.219%, 07/10/45 (e)	1,856
1,247	Series 2013-SFS, Class A2, VAR, 2.987%, 04/12/35 (e)	1,264
1,500	Series 2014-CR19, Class A5, 3.796%, 08/10/47	1,569
2,500	Series 2014-TWC, Class A, VAR, 1.621%, 02/13/32 (e)	2,504
1,542	Series 2015-CR24, Class A5, 3.696%, 08/10/48	1,598
1,562	Series 2015-CR25, Class A4, 3.759%, 08/10/48	1,628

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	227

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — continued
1,745	DBWF Mortgage Trust, Series 2015-LCM, Class A1, 2.998%, 06/10/34 (e)	1,753
	FNMA — ACES,
3,159	Series 2010-M1, Class A2, 4.450%, 09/25/19	3,330
9,480	Series 2011-M2, Class A3, 3.764%, 04/25/21	9,959
5,000	Series 2011-M4, Class A2, 3.726%, 06/25/21	5,293
4,000	Series 2013-M9, Class A2, VAR, 2.389%, 01/25/23	3,955
2,500	Series 2014-M3, Class A2, VAR, 3.471%, 01/25/24	2,604
1,640	Series 2014-M9, Class A2, VAR, 3.103%, 07/25/24	1,692
2,000	Series 2014-M12, Class ASV2, VAR, 2.614%, 10/25/21	2,023
2,386	Series 2015-M2, Class A3, VAR, 3.046%, 12/25/24	2,412
3,000	Series 2015-M3, Class A2, 2.723%, 10/25/24	2,981
1,230	Series 2015-M7, Class A2, 2.590%, 12/25/24	1,211
7,777	Series 2015-M10, Class A2, VAR, 3.092%, 04/25/27	7,809
3,091	Series 2015-M13, Class A2, VAR, 2.711%, 06/25/25	3,074
5,000	Series 2016-M2, Class AV2, 2.152%, 01/25/23	4,905
4,500	Series 2016-M6, Class A2, 2.488%, 05/25/26	4,336
7,200	FORT CRE LLC, Series 2016-1A, Class D, VAR, 6.629%, 05/21/36 (e)	7,274
	GNMA,
1,835	Series 2014-168, Class VA, VAR, 3.379%, 01/16/37	1,892
1,835	Series 2014-168, Class VB, VAR, 3.451%, 06/16/47	1,899
2,626	GS Mortgage Securities Corp. II, Series 2013-KING, Class A, 2.706%, 12/10/27 (e)	2,663
	GS Mortgage Securities Corp. Trust,
20,000	Series 2012-SHOP, Class XA, IO, VAR, 1.297%, 06/05/31 (e)	528
2,444	Series 2013-NYC5, Class A, 2.318%, 01/10/30 (e)	2,451
3,040	GS Mortgage Securities Trust, Series 2006-GG8, Class X, IO, VAR, 0.754%, 11/10/39 (e)	—	(h)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	JP Morgan Chase Commercial Mortgage Securities Trust,
14,892	Series 2006-CB15, Class X1, IO, VAR, 0.270%, 06/12/43	22
600	Series 2006-LDP9, Class AMS, 5.337%, 05/15/47	592
737	Series 2007-C1, Class A4, 5.716%, 02/15/51	750
	JPMCC Re-REMIC Trust,
6,900	Series 2014-FRR1, Class A707, 4.347%, 01/27/47 (e)	6,797
1,500	Series 2014-FRR1, Class BK10, VAR, 2.865%, 11/27/49 (e)	1,390
3,500	Series 2015-FRR2, Class AK36, VAR, 2.326%, 12/27/46 (e)	2,776
	KGS-Alpha SBA COOF Trust,
13,530	Series 2012-6, Class A, IO, VAR, 0.584%, 05/25/39 (e)	219
3,823	Series 2015-2, Class A, IO, VAR, 2.956%, 07/25/41 (e)	411
2,686	Ladder Capital Commercial Mortgage Trust, Series 2013-GCP, Class A2, 3.985%, 02/15/36 (e)	2,791
9,074	LB-UBS Commercial Mortgage Trust, Series 2006-C1, Class XCL, IO, VAR, 0.248%, 02/15/41 (e)	1
699	ML-CFC Commercial Mortgage Trust, Series 2007-9, Class A4, 5.700%, 09/12/49	707
1,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A3, 3.669%, 02/15/47	1,044
	Morgan Stanley Capital I Trust,
141	Series 2007-T27, Class A4, VAR, 5.645%, 06/11/42	142
1,085	Series 2011-C3, Class A3, 4.054%, 07/15/49	1,130
1,325	Series 2012-C4, Class A3, 2.991%, 03/15/45	1,353
	Morgan Stanley Re-REMIC Trust,
2,036	Series 2012-IO, Class AXA, 1.000%, 03/27/51 (e)	2,026
1,075	Series 2012-XA, Class A, 2.000%, 07/27/49 (e)	1,074
3,410	Series 2012-XA, Class B, 0.250%, 07/27/49 (e)	3,167
	PFP Ltd., (Cayman Islands),
558	Series 2015-2, Class A, VAR, 2.220%, 07/14/34 (e)	557
704	Series 2015-2, Class C, VAR, 4.020%, 07/14/34 (e)	694
487	Series 2015-2, Class D, VAR, 4.770%, 07/14/34 (e)	476

SEE NOTES TO FINANCIAL STATEMENTS.

228	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — continued
2,475	RAIT Trust, Series 2015-FL5, Class B, VAR, 4.670%, 01/15/31 (e)	2,481
2,123	RBS Commercial Funding, Inc. Trust, Series 2013-SMV, Class A, 3.260%, 03/11/31 (e)	2,107
981	Resource Capital Corp. Ltd., (Cayman Islands), Series 2015-CRE4, Class B, VAR, 3.772%, 08/15/32 (e)	952
87	RREF LLC, Series 2015-LT7, Class A, 3.000%, 12/25/32 (e)	87
6,551	UBS Commercial Mortgage Trust, Series 2012-C1, Class XA, IO, VAR, 2.089%, 05/10/45 (e)	572
3,015	UBS-BAMLL Trust, Series 2012-WRM, Class A, 3.663%, 06/10/30 (e)	3,084
	UBS-Barclays Commercial Mortgage Trust,
1,300	Series 2012-C2, Class A4, 3.525%, 05/10/63	1,363
14,096	Series 2012-C2, Class XA, IO, VAR, 1.624%, 05/10/63 (e)	675
857	Series 2013-C6, Class A4, 3.244%, 04/10/46	880
	VNDO Mortgage Trust,
2,991	Series 2012-6AVE, Class A, 2.996%, 11/15/30 (e)	3,041
2,500	Series 2013-PENN, Class A, 3.808%, 12/13/29 (e)	2,628
6,276	Wachovia Bank Commercial Mortgage Trust, Series 2006-C24, Class XC, IO, VAR, 0.086%, 03/15/45 (e)	—	(h)
	Wells Fargo Commercial Mortgage Trust,
3,000	Series 2013-120B, Class A, VAR, 2.710%, 03/18/28 (e)	3,038
1,458	Series 2015-C30, Class A4, 3.664%, 09/15/58	1,511
	WFRBS Commercial Mortgage Trust,
1,250	Series 2011-C3, Class A4, 4.375%, 03/15/44 (e)	1,338
1,200	Series 2012-C6, Class A4, 3.440%, 04/15/45	1,251
750	Series 2013-C11, Class D, VAR, 4.207%, 03/15/45 (e)	688

	Total Commercial Mortgage-Backed Securities (Cost $184,319)	185,984

Mortgage-Backed Securities — 42.3%
	FHLMC,
145	ARM, 2.731%, 08/01/36	152
128	ARM, 2.762%, 05/01/37	134
126	ARM, 2.770%, 10/01/36	132

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

369	ARM, 2.787%, 11/01/36	391
134	ARM, 2.816%, 05/01/36	142
67	ARM, 2.825%, 03/01/35	70
98	ARM, 2.855%, 12/01/33	103
136	ARM, 2.894%, 04/01/34	145
13	ARM, 2.922%, 01/01/30	13
68	ARM, 2.925%, 10/01/37	73
154	ARM, 2.938%, 01/01/35	162
272	ARM, 2.946%, 10/01/36	285
133	ARM, 3.022%, 09/01/36	140
486	ARM, 3.040%, 03/01/37	509
96	ARM, 3.050%, 09/01/37	102
153	ARM, 3.062%, 11/01/36	163
331	ARM, 3.089%, 06/01/36	354
144	ARM, 3.112%, 05/01/38	152
42	ARM, 3.137%, 02/01/37	45
137	ARM, 3.139%, 11/01/36	145
211	ARM, 3.140%, 11/01/36	222
89	ARM, 3.157%, 07/01/37	95
137	ARM, 3.212%, 12/01/35	145
133	ARM, 3.262%, 03/01/36	140
194	ARM, 3.401%, 04/01/38	206
77	ARM, 3.447%, 02/01/37	83
226	ARM, 3.458%, 02/01/37	241
371	ARM, 3.498%, 10/01/36	394
4	ARM, 3.565%, 10/01/36	4
99	ARM, 3.635%, 12/01/36	106
162	ARM, 3.847%, 03/01/36	171
	FHLMC Gold Pools, 15 Year, Single Family,
11	4.500%, 10/01/18	11
22	5.000%, 12/01/18	23
286	5.500%, 06/01/17 - 12/01/22	304
99	6.000%, 06/01/17 - 03/01/22	101
54	6.500%, 05/01/17 - 03/01/22	57
1	7.000%, 03/01/17 - 07/01/17	—	(h)
	FHLMC Gold Pools, 20 Year, Single Family,
1,511	4.000%, 02/01/32	1,606
880	5.500%, 05/01/27 - 03/01/28	976
231	6.000%, 12/01/22 - 02/01/24	261
361	6.500%, 01/01/28	412
	FHLMC Gold Pools, 30 Year, Single Family,
18,345	3.500%, 12/01/45 - 08/01/46	18,820
115	4.000%, 10/01/33	121
10,644	4.500%, 05/01/41 - 10/01/41	11,471
9,486	5.000%, 11/01/35 - 06/01/44	10,419
1,918	5.500%, 01/01/33 - 03/01/40	2,163

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	229

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Mortgage-Backed Securities — continued
326		6.000%, 11/01/28 - 12/01/33	375
1,833		6.500%, 05/01/24 - 03/01/38	2,106
698		7.000%, 07/01/29 - 10/01/36	804
42		7.500%, 09/01/38	50
17		8.500%, 08/01/30	18
		FHLMC Gold Pools, FHA/VA,
637		7.500%, 01/01/32 - 12/01/36	739
177		10.000%, 10/01/30	191
		FHLMC Gold Pools, Other,
23,377		3.500%, 10/01/32 - 06/01/43	24,204
17,729		4.000%, 09/01/32 - 01/01/46	18,791
3,340		4.500%, 01/01/46	3,659
140		5.500%, 02/01/18 - 11/01/35	145
1,471		6.000%, 02/01/33 - 04/01/36	1,624
2,325		6.500%, 11/01/36 - 10/17/38	2,617
15		10.500%, 07/20/21	15
		FHLMC, 30 Year, Single Family,
—	(h)	7.500%, 03/01/17 - 05/01/17	—	(h)
		FNMA,
1		ARM, 2.358%, 03/01/19	1
363		ARM, 2.391%, 08/01/34	375
8		ARM, 2.414%, 09/01/27	8
460		ARM, 2.540%, 04/01/34 - 05/01/35	486
100		ARM, 2.541%, 01/01/36	105
131		ARM, 2.598%, 10/01/34	138
119		ARM, 2.622%, 02/01/35	124
158		ARM, 2.634%, 01/01/33	164
56		ARM, 2.652%, 11/01/33	59
176		ARM, 2.663%, 07/01/33	182
171		ARM, 2.685%, 02/01/35	179
162		ARM, 2.689%, 08/01/34	171
333		ARM, 2.713%, 09/01/36	349
189		ARM, 2.729%, 07/01/33	200
1,388		ARM, 2.745%, 01/01/35	1,445
129		ARM, 2.787%, 09/01/34	137
205		ARM, 2.796%, 11/01/37	215
256		ARM, 2.818%, 04/01/35	271
206		ARM, 2.828%, 10/01/34	218
180		ARM, 2.835%, 05/01/34	189
375		ARM, 2.837%, 12/01/37	398
80		ARM, 2.845%, 05/01/35	84
99		ARM, 2.855%, 09/01/35	103
52		ARM, 2.856%, 05/01/35	56
113		ARM, 2.857%, 06/01/34	119
517		ARM, 2.885%, 04/01/35	547
274		ARM, 2.906%, 10/01/34	291

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

254	ARM, 2.930%, 10/01/34	266
109	ARM, 2.950%, 06/01/35	114
346	ARM, 2.968%, 07/01/37	370
140	ARM, 2.975%, 10/01/34	146
234	ARM, 2.980%, 11/01/33	248
178	ARM, 3.006%, 08/01/36	189
206	ARM, 3.020%, 07/01/36	219
218	ARM, 3.070%, 10/01/36	231
319	ARM, 3.074%, 06/01/36	340
136	ARM, 3.089%, 02/01/34	144
148	ARM, 3.101%, 09/01/33	158
91	ARM, 3.114%, 07/01/37	96
84	ARM, 3.236%, 01/01/34	89
192	ARM, 3.349%, 12/01/36	204
76	ARM, 3.366%, 10/01/36	81
104	ARM, 3.370%, 11/01/36	110
30	ARM, 3.410%, 01/01/38	31
96	ARM, 3.435%, 12/01/36	101
2,057	ARM, 3.686%, 03/01/36	2,189
18	ARM, 3.903%, 03/01/29	20
	FNMA, 15 Year, Single Family,
57	4.500%, 03/01/19	58
425	5.000%, 06/01/18 - 08/01/24	444
436	5.500%, 11/01/18 - 11/01/23	454
181	6.000%, 08/01/17 - 08/01/21	187
331	6.500%, 03/01/17 - 02/01/24	355
33	7.000%, 05/01/17 - 08/01/21	35
	FNMA, 20 Year, Single Family,
5,865	3.500%, 12/01/30 - 08/01/32	6,098
3,132	4.000%, 01/01/35	3,355
211	6.000%, 09/01/29	239
549	6.500%, 05/01/22 - 12/01/27	617
9	7.500%, 09/01/21	9
	FNMA, 30 Year, FHA/VA,
45	6.000%, 09/01/33	50
2,133	6.500%, 02/01/29 - 08/01/39	2,462
89	7.000%, 10/01/28 - 02/01/33	101
33	8.000%, 06/01/28	37
7	8.500%, 03/01/30 - 06/01/30	8
67	9.000%, 05/01/18 - 06/01/31	73
3	10.000%, 07/01/19	3
2	10.500%, 11/01/18	2
4	11.000%, 04/01/19	4
	FNMA, 30 Year, Single Family,
11,854	3.000%, 07/01/43 - 08/01/43	11,848
15,140	3.500%, 03/01/43 - 09/01/46	15,581

SEE NOTES TO FINANCIAL STATEMENTS.

230	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage-Backed Securities — continued
23,060	4.000%, 08/01/33 - 04/01/46	24,419
639	4.500%, 05/01/29 - 09/01/34	688
772	5.000%, 06/01/33 - 09/01/35	859
2,289	5.500%, 11/01/32 - 05/01/40	2,616
2,509	6.000%, 12/01/28 - 11/01/38	2,887
1,779	6.500%, 11/01/29 - 09/01/38	2,015
5,683	7.000%, 04/01/20 - 02/01/39	6,653
1,903	7.500%, 08/01/36 - 04/01/39	2,309
498	8.000%, 03/01/27 - 10/01/36	590
73	8.500%, 12/01/27 - 02/01/30	81
4	9.500%, 07/01/28	4
3	10.000%, 02/01/24	3
	FNMA, Other,
7,329	ARM, 1.562%, 12/01/25	7,353
3,607	ARM, 1.572%, 03/01/22	3,627
75	ARM, 3.000%, 08/01/34	79
457	1.660%, 11/01/17	457
2,000	1.690%, 12/01/19	1,982
1,864	1.750%, 06/01/20	1,846
2,830	2.000%, 12/01/20	2,818
4,008	2.150%, 01/01/23	3,954
1,622	2.240%, 12/01/22	1,608
7,902	2.340%, 12/01/22 - 01/01/23	7,871
11,857	2.370%, 11/01/22 - 12/01/22	11,827
1,854	2.380%, 11/01/22	1,851
696	2.395%, 01/01/22	697
6,000	2.400%, 12/01/22 - 02/01/23	5,976
5,544	2.410%, 11/01/22	5,533
3,230	2.420%, 12/01/22	3,224
5,727	2.460%, 02/01/23	5,699
2,874	2.470%, 09/01/22 - 11/01/22	2,878
4,810	2.510%, 10/01/22 - 06/01/23	4,823
7,498	2.520%, 10/01/22	7,526
11,188	2.530%, 10/01/22 - 12/01/22	11,231
2,000	2.550%, 10/01/28	1,913
2,500	2.590%, 11/01/21	2,525
8,969	2.600%, 06/01/22 - 09/01/28	8,854
2,600	2.630%, 09/01/21 - 11/01/21	2,631
4,386	2.640%, 04/01/23 - 08/01/28	4,297
10,320	2.650%, 08/01/22 - 03/01/23	10,409
2,000	2.660%, 12/01/22	2,037
12,195	2.670%, 07/01/22 - 12/01/28	12,183
9,653	2.690%, 07/01/22 - 12/01/28	9,575
5,000	2.700%, 04/01/25	4,987
10,000	2.710%, 11/01/28	9,704
6,352	2.750%, 03/01/22 - 07/01/22	6,466

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

7,000	2.760%, 06/01/22	7,130
11,384	2.790%, 06/01/22 - 06/01/27	11,579
1,730	2.810%, 05/01/27	1,714
9,250	2.830%, 07/01/22 - 05/01/27	9,321
1,670	2.840%, 01/01/25	1,682
7,815	2.860%, 05/01/22 - 08/01/22	7,995
1,300	2.870%, 09/01/27	1,294
1,510	2.890%, 01/01/25	1,521
3,941	2.900%, 09/01/22 - 12/01/24	4,023
3,000	2.920%, 05/01/30	2,864
3,666	2.940%, 05/01/22	3,762
6,500	2.950%, 12/01/24 - 11/01/25	6,543
2,007	2.960%, 06/01/30	1,984
4,165	2.970%, 12/01/24 - 06/01/30	4,111
4,920	2.980%, 03/01/22 - 06/01/22	5,052
8,619	2.990%, 02/01/22 - 05/01/31	8,638
8,311	3.000%, 05/01/22 - 08/01/43	8,361
6,083	3.020%, 05/01/22 - 06/01/25	6,248
21,099	3.030%, 12/01/21 - 06/01/31	21,317
2,000	3.040%, 12/01/24	2,037
4,769	3.080%, 05/01/22 - 06/01/27	4,874
7,170	3.090%, 01/01/22	7,413
4,326	3.100%, 05/01/22 - 09/01/25	4,429
4,000	3.110%, 12/01/24	4,093
11,487	3.120%, 01/01/22 - 06/01/35	11,700
8,820	3.130%, 01/01/22 - 06/01/30	8,821
11,159	3.140%, 02/01/22 - 12/01/26	11,512
6,060	3.170%, 01/01/29	6,072
5,204	3.200%, 02/01/22 - 06/01/30	5,343
2,456	3.230%, 11/01/20	2,544
10,115	3.235%, 10/01/26 - 02/01/32	10,169
4,809	3.240%, 01/01/22	4,993
1,898	3.270%, 11/01/20	1,971
9,980	3.280%, 10/01/20 - 11/01/30	10,135
6,888	3.290%, 10/01/20 - 08/01/26	7,098
1,005	3.300%, 07/01/30	1,014
2,459	3.320%, 08/01/30	2,483
2,970	3.350%, 01/01/29	3,032
3,615	3.360%, 10/01/20	3,763
4,995	3.370%, 11/01/20 - 09/01/30	5,164
1,500	3.380%, 12/01/23	1,563
695	3.382%, 10/01/20	724
4,135	3.390%, 12/01/29 - 09/01/30	4,220
7,770	3.430%, 09/01/20 - 11/01/21	8,112
2,288	3.460%, 04/01/27	2,363
2,458	3.480%, 12/01/20	2,567

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	231

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage-Backed Securities — continued
8,471	3.490%, 09/01/23 - 01/01/32	8,843
47,980	3.500%, 02/01/33 - 06/01/46	49,407
2,500	3.540%, 10/01/20	2,614
4,087	3.543%, 12/01/20	4,270
2,000	3.550%, 02/01/30	2,078
1,520	3.570%, 11/01/34	1,559
3,715	3.590%, 12/01/20 - 08/01/23	3,906
2,710	3.600%, 09/01/20	2,845
2,411	3.610%, 11/01/34	2,473
1,940	3.630%, 10/01/29	2,029
6,100	3.670%, 07/01/23	6,471
2,336	3.740%, 07/01/20 - 07/01/23	2,464
5,000	3.765%, 12/01/25	5,310
6,606	3.770%, 01/01/21 - 08/01/21	6,987
6,200	3.830%, 12/01/21	6,602
1,784	3.840%, 09/01/20	1,881
2,280	3.860%, 07/01/21	2,420
2,954	3.870%, 01/01/21	3,125
4,969	3.890%, 09/01/21	5,289
3,405	3.930%, 07/01/20 - 01/01/21	3,602
4,000	3.940%, 07/01/21	4,266
16,074	3.950%, 07/01/20 - 07/01/21	17,095
2,803	3.960%, 08/01/20	2,967
5,540	3.970%, 06/01/21 - 07/01/21	5,902
2,174	3.990%, 07/01/21	2,317
26,851	4.000%, 11/01/33 - 09/01/42	28,434
3,000	4.020%, 06/01/21	3,207
1,600	4.040%, 10/01/20	1,699
3,130	4.050%, 08/01/21	3,348
7,934	4.060%, 07/01/21	8,487
7,440	4.066%, 07/01/20	7,878
2,187	4.070%, 10/01/21	2,346
10,515	4.080%, 11/01/26	11,338
1,812	4.120%, 04/01/20	1,916
8,089	4.160%, 03/01/21 - 07/01/21	8,665
4,274	4.240%, 06/01/21	4,594
2,000	4.250%, 04/01/21	2,151
21,999	4.281%, 01/01/20	23,226
749	4.283%, 01/01/21	799
3,914	4.290%, 06/01/20	4,164
1,423	4.295%, 06/01/21	1,532
1,420	4.300%, 04/01/21	1,527
7,326	4.310%, 06/01/21	7,892
2,312	4.320%, 06/01/21	2,492
2,614	4.330%, 02/01/21 - 07/01/21	2,815
9,000	4.340%, 06/01/21	9,732

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

5,651		4.350%, 04/01/20 - 02/01/21	6,029
2,651		4.381%, 04/01/20	2,816
6,624		4.399%, 02/01/20	7,050
5,800		4.400%, 02/01/20	6,163
5,838		4.480%, 02/01/21 - 06/01/21	6,328
134		4.500%, 08/01/33	139
3,167		4.552%, 08/01/26	3,497
4,628		4.640%, 01/01/21	5,008
2,763		4.762%, 08/01/26	3,068
3,580		4.970%, 02/01/31	4,013
1,162		5.000%, 04/01/22 - 01/01/36	1,289
874		5.500%, 03/01/17 - 04/01/38	949
941		6.000%, 02/01/36 - 11/01/39	1,034
213		6.500%, 10/01/35 - 06/01/36	234
989		7.000%, 12/01/36 - 10/01/46	1,108
1		10.070%, 06/15/21	1
1		11.000%, 08/20/20	1
		GNMA I, 15 Year, Single Family,
32		6.000%, 06/15/18	32
2		7.500%, 11/15/17	2
		GNMA I, 30 Year, Single Family,
3,935		4.000%, 08/15/46	4,192
52		6.375%, 08/15/26	59
1,470		6.500%, 08/15/22 - 04/15/33	1,674
804		7.000%, 08/15/23 - 03/15/37	908
49		7.500%, 11/15/22 - 01/15/33	51
—	(h)	8.000%, 09/15/22	—	(h)
108		9.500%, 10/15/24	116
—	(h)	11.000%, 01/15/21	—	(h)
—	(h)	GNMA II, 15 Year, Single Family, 6.000%, 04/20/17	—	(h)
		GNMA II, 30 Year, Single Family,
3,499		3.750%, 08/20/46	3,680
1,906		4.000%, 03/20/46	2,025
2,607		4.250%, 12/20/44	2,828
413		5.500%, 09/20/39	470
1,901		6.000%, 08/20/39	2,207
1,429		6.500%, 10/20/33 - 01/20/39	1,602
11		7.500%, 02/20/28 - 09/20/28	13
18		8.000%, 06/20/26 - 10/20/27	22
11		8.500%, 03/20/25 - 05/20/25	12
		GNMA II, Other,
1,716		3.750%, 12/20/32	1,793
2,849		4.458%, 05/20/63	3,008
2,045		4.465%, 05/20/63	2,157

SEE NOTES TO FINANCIAL STATEMENTS.

232	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage-Backed Securities — continued
3,008	4.493%, 04/20/63	3,177
92	6.000%, 11/20/38	100

	Total Mortgage-Backed Securities (Cost $988,555)	1,000,014

U.S. Treasury Obligations — 0.1%
	U.S. Treasury Bond,
200	4.375%, 02/15/38	252
200	4.500%, 05/15/38	256
	U.S. Treasury STRIPS,
750	3.135%, 02/15/33 (n)	477
500	3.410%, 08/15/30 (n)	346
800	3.438%, 02/15/30 (n)	564
800	3.505%, 08/15/31 (n)	535
650	6.117%, 11/15/30 (n)	447
500	6.342%, 02/15/29 (n)	363

	Total U.S. Treasury Obligations (Cost $2,947)	3,240

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Assignments — 0.2%
	Consumer Discretionary — 0.2%
	Hotels, Restaurants & Leisure — 0.2%
4,038	Lila Mexican Holdings LLC, Tranche B, VAR, 3.770%, 08/11/22 (Cost $3,924)	3,968

SHARES
Short-Term Investment — 1.8%
	Investment Company — 1.8%
43,369	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.850% (b) (l) (Cost $43,387)	43,387

	Total Investments — 99.9% (Cost $2,327,153)	2,361,519
	Other Assets in Excess of Liabilities — 0.1%	3,282

	NET ASSETS — 100.0%	$2,364,801

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	233

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 8.5%
2,216	Academic Loan Funding Trust, Series 2012-1A, Class A1, VAR, 1.578%, 12/27/22 (e)	2,211
314	Accredited Mortgage Loan Trust, Series 2006-1, Class A3, VAR, 0.958%, 04/25/36	313
1,015	Ally Auto Receivables Trust, Series 2016-1, Class A2A, 1.200%, 08/15/18	1,015
3,025	Ally Master Owner Trust, Series 2014-3, Class A, 1.330%, 03/15/19	3,025
	American Credit Acceptance Receivables Trust,
256	Series 2015-2, Class A, 1.570%, 06/12/19 (e)	256
1,102	Series 2015-3, Class A, 1.950%, 09/12/19 (e)	1,103
2,420	Series 2016-3, Class A, 1.700%, 11/12/20 (e)	2,418
2,446	Series 2016-1A, Class A, 2.370%, 05/12/20 (e)	2,449
5,491	Series 2017-1, Class A, 1.720%, 06/15/20 (e)	5,491
	AmeriCredit Automobile Receivables,
3,446	Series 2015-4, Class A3, 1.700%, 07/08/20	3,452
1,917	Series 2016-1, Class A3, 1.810%, 10/08/20	1,921
	AmeriCredit Automobile Receivables Trust,
8	Series 2014-1, Class A3, 0.900%, 02/08/19	8
809	Series 2014-2, Class A3, 0.940%, 02/08/19	808
1,597	Series 2017-1, Class A3, 1.870%, 08/18/21	1,596
38	Amortizing Residential Collateral Trust, Series 2002-BC6, Class M1, VAR, 1.903%, 08/25/32	35
4,293	Axis Equipment Finance Receivables III LLC, Series 2015-1A, Class A2, 1.900%, 03/20/20 (e)	4,293
	Bear Stearns Asset-Backed Securities Trust,
294	Series 2003-SD2, Class 2A, VAR, 3.211%, 06/25/43	277
252	Series 2006-SD1, Class A, VAR, 1.148%, 04/25/36	245
1,026	BXG Receivables Note Trust, Series 2012-A, Class A, 2.660%, 12/02/27 (e)	1,016
	Capital Auto Receivables Asset Trust,
1,059	Series 2014-3, Class A3, 1.480%, 11/20/18	1,059
4,500	Series 2015-3, Class A2, 1.720%, 01/22/19	4,509
5,128	Series 2015-4, Class A2, 1.620%, 03/20/19	5,134
3,483	Series 2016-1, Class A3, 1.730%, 04/20/20	3,482
2,000	Capital One Multi-Asset Execution Trust, Series 2015-A7, Class A7, 1.450%, 08/16/21	1,996

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	CarFinance Capital Auto Trust,
1,192	Series 2014-1A, Class B, 2.720%, 04/15/20 (e)	1,199
3,769	Series 2014-2A, Class A, 1.440%, 11/16/20 (e)	3,761
2,211	Series 2015-1A, Class A, 1.750%, 06/15/21 (e)	2,213
	CarMax Auto Owner Trust,
21	Series 2013-4, Class A3, 0.800%, 07/16/18	21
516	Series 2014-3, Class A3, 1.160%, 06/17/19	516
1,929	Series 2014-4, Class A3, 1.250%, 11/15/19	1,928
5,756	Series 2015-1, Class A3, 1.380%, 11/15/19	5,755
3,543	Series 2016-1, Class A3, 1.610%, 11/16/20	3,536
1,912	Centex Home Equity Loan Trust, Series 2002-C, Class AF4, SUB, 4.980%, 06/25/31	1,925
	Chrysler Capital Auto Receivables Trust,
4,889	Series 2015-BA, Class A3, 1.910%, 03/16/20 (e)	4,904
17,654	Series 2016-AA, Class A3, 1.770%, 10/15/20 (e)	17,675
3,500	Series 2016-AA, Class A4, 1.960%, 01/18/22 (e)	3,508
900	CIT Equipment Collateral, Series 2014-VT1, Class A3, 1.500%, 10/21/19 (e)	900
2,625	Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8, 5.650%, 09/20/19	2,688
	CNH Equipment Trust,
327	Series 2014-A, Class A3, 0.840%, 05/15/19	327
5,330	Series 2014-A, Class A4, 1.500%, 05/15/20	5,330
1,010	Series 2016-B, Class A3, 1.630%, 08/15/21	1,005
6,990	Colony American Finance Ltd., (Cayman Islands), Series 2016-1, Class A, 2.544%, 06/15/48 (e)	6,861
152	Consumer Credit Origination Loan Trust, Series 2015-1, Class A, 2.820%, 03/15/21 (e)	152
	CPS Auto Receivables Trust,
331	Series 2013-A, Class A, 1.310%, 06/15/20 (e)	330
367	Series 2014-B, Class A, 1.110%, 11/15/18 (e)	367
1,671	Series 2015-A, Class A, 1.530%, 07/15/19 (e)	1,671
1,687	Series 2015-C, Class A, 1.770%, 06/17/19 (e)	1,687
4,242	Series 2016-B, Class A, 2.070%, 11/15/19 (e)	4,253

SEE NOTES TO FINANCIAL STATEMENTS.

234	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
	CPS Auto Trust,
477	Series 2012-C, Class A, 1.820%, 12/16/19 (e)	477
712	Series 2012-D, Class A, 1.480%, 03/16/20 (e)	712
	Credit Acceptance Auto Loan Trust,
9,247	Series 2015-1A, Class A, 2.000%, 07/15/22 (e)	9,260
2,462	Series 2017-1A, Class A, 2.560%, 10/15/25 (e)	2,462
73	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-HE4, Class AF, SUB, 5.510%, 08/25/32	78
402	CWABS, Inc. Asset-Backed Certificates Trust, Series 2004-6, Class M1, VAR, 1.678%, 10/25/34	387
10,012	Drive Auto Receivables Trust, Series 2015-DA, Class B, 2.590%, 12/16/19 (e)	10,037
	DT Auto Owner Trust,
424	Series 2015-3A, Class A, 1.660%, 03/15/19 (e)	424
3,653	Series 2016-1A, Class A, 2.000%, 09/16/19 (e)	3,655
2,904	Series 2016-2A, Class A, 1.730%, 08/15/19 (e)	2,905
3,751	Series 2016-3A, Class A, 1.750%, 11/15/19 (e)	3,754
3,640	Series 2017-1A, Class A, 1.560%, 06/15/20 (e)	3,640
	Exeter Automobile Receivables Trust,
3,200	Series 2015-1A, Class A, 1.600%, 06/17/19 (e)	3,200
1,948	Series 2015-2A, Class A, 1.540%, 11/15/19 (e)	1,948
3,520	Series 2016-1A, Class A, 2.350%, 07/15/20 (e)	3,529
5	FHLMC Structured Pass-Through Securities Certificates, Series T-20, Class A6, SUB, 6.930%, 09/25/29	5
	Fifth Third Auto Trust,
2,210	Series 2014-2, Class A4, 1.380%, 12/15/20	2,211
5,113	Series 2015-1, Class A3, 1.420%, 03/16/20	5,114
	First Investors Auto Owner Trust,
1,736	Series 2015-2A, Class A1, 1.590%, 12/16/19 (e)	1,736
2,857	Series 2016-2A, Class A1, 1.530%, 11/16/20 (e)	2,854
1,105	Series 2017-1A, Class A2, 2.200%, 03/15/22 (e)	1,105

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

5,720	FirstKey Lending Trust, Series 2015-SFR1, Class A, 2.553%, 03/09/47 (e)	5,691
	Flagship Credit Auto Trust,
67	Series 2014-1, Class A, 1.210%, 04/15/19 (e)	67
1,723	Series 2014-2, Class A, 1.430%, 12/16/19 (e)	1,722
3,314	Series 2015-1, Class A, 1.630%, 06/15/20 (e)	3,313
2,899	Series 2017-1, Class A, 1.930%, 12/15/21 (e)	2,900
	Ford Credit Auto Owner Trust,
1,247	Series 2015-A, Class A3, 1.280%, 09/15/19	1,247
2,004	Series 2016-B, Class A3, 1.330%, 10/15/20	1,995
5,862	GCAT, Series 2015-2, Class A1, SUB, 3.750%, 07/25/20 (e)	5,869
	GLS Auto Receivables Trust,
2,652	Series 2015-1A, Class A, 2.250%, 12/15/20 (e)	2,653
13,422	Series 2016-1A, Class A, 2.730%, 10/15/20 (e)	13,446
4,134	GM Financial Automobile Leasing Trust, Series 2015-1, Class A3, 1.530%, 09/20/18	4,138
1,311	GMAT Trust, Series 2013-1A, Class A, SUB, 6.967%, 11/25/43 (e)	1,314
1,631	GO Financial Auto Securitization Trust, Series 2015-2, Class A, 3.270%, 11/15/18 (e)	1,633
2,232	Green Tree Agency Advance Funding Trust I, Series 2016-T1, Class AT1, 2.380%, 10/15/48 (e)	2,216
5,397	Honda Auto Receivables Owner Trust, Series 2016-1, Class A3, 1.220%, 12/18/19	5,378
1,366	HSBC Home Equity Loan Trust USA, Series 2007-3, Class APT, VAR, 1.981%, 11/20/36	1,364
	Hyundai Auto Lease Securitization Trust,
4,102	Series 2015-B, Class A3, 1.400%, 11/15/18 (e)	4,105
4,000	Series 2016-A, Class A3, 1.600%, 07/15/19 (e)	4,005
	Hyundai Auto Receivables Trust,
1,450	Series 2015-B, Class A3, 1.120%, 11/15/19	1,448
3,416	Series 2015-B, Class A4, 1.480%, 06/15/21	3,404
1,007	John Deere Owner Trust, Series 2014-B, Class A3, 1.070%, 11/15/18	1,006
25,000	LV Tower 52 Issuer, Series 2013-1, Class A, 5.750%, 02/15/23 (e)	24,635
4,442	Mariner Finance Issuance Trust, Series 2017-AA, Class A, 3.620%, 02/20/29 (e)	4,456

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	235

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
1,699	Mercedes-Benz Auto Receivables Trust, Series 2016-1, Class A3, 1.260%, 02/16/21	1,688
373	Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-SD1, Class M1, VAR, 3.028%, 03/25/33	353
17	MSCC Heloc Trust, Series 2007-1, Class A, VAR, 0.856%, 12/25/31	17
5,042	Murray Hill Marketplace Trust, Series 2016-LC1, Class A, 4.190%, 11/25/22 (e)	5,084
769	Nationstar HECM Loan Trust, Series 2015-2A, Class A, 2.883%, 11/25/25 (e)	769
3,810	NCUA Guaranteed Notes Trust, Series 2010-A1, Class A, VAR, 1.116%, 12/07/20	3,805
	Nissan Auto Receivables Owner Trust,
1,870	Series 2015-B, Class A3, 1.340%, 03/16/20	1,867
3,130	Series 2016-B, Class A3, 1.320%, 01/15/21	3,111
5,628	NRZ Advance Receivables Trust Advance Receivables Backed, Series 2016-T1, Class AT1, 2.751%, 06/15/49 (e)	5,618
5,501	Ocwen Master Advance Receivables Trust, Series 2015-T3, Class AT3, 3.211%, 11/15/47 (e)	5,497
2,977	OneMain Direct Auto Receivables Trust, Series 2016-1A, Class A, 2.040%, 01/15/21 (e)	2,978
	OneMain Financial Issuance Trust,
1,546	Series 2014-1A, Class A, 2.430%, 06/18/24 (e)	1,546
5,474	Series 2014-2A, Class A, 2.470%, 09/18/24 (e)	5,477
11,832	Series 2015-1A, Class A, 3.190%, 03/18/26 (e)	11,937
16,951	Series 2015-2A, Class A, 2.570%, 07/18/25 (e)	16,938
19,336	Oportun Funding II LLC, Series 2016-A, Class A, 4.700%, 03/08/21 (e)	19,684
728	PFS Tax Lien Trust, Series 2014-1, 1.440%, 05/15/29 (e)	723
10,568	Progress Residential Trust, Series 2015-SFR2, Class A, 2.740%, 06/12/32 (e)	10,527
8,000	Purchasing Power Funding LLC, Series 2015-A, Class A2, 4.750%, 12/15/19 (e)	8,080
9	RASC Trust, Series 2001-KS1, Class AI6, 6.349%, 03/25/32	9
2,234	RBSHD Trust, Series 2013-1A, Class A, SUB, 7.685%, 10/25/47 (e)	2,235
	Santander Drive Auto Receivables Trust,
2,165	Series 2016-1, Class A2A, 1.410%, 07/15/19	2,166
2,362	Series 2016-2, Class A3, 1.560%, 05/15/20	2,362

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

1,886	Sierra Auto Receivables Securitization Trust, Series 2016-1A, Class A, 2.850%, 01/18/22 (e)	1,898
1,389	Skopos Auto Receivables Trust, Series 2015-2A, Class A, 3.550%, 02/15/20 (e)	1,391
10,120	Springleaf Funding Trust, Series 2015-AA, Class A, 3.160%, 11/15/24 (e)	10,205
1,689	Sunset Mortgage Loan Co. LLC, Series 2014-NPL2, Class A, SUB, 3.721%, 11/16/44 (e)	1,689
5,462	Trafigura Securitisation Finance plc, (Ireland), Series 2014-1A, Class A, VAR, 1.720%, 10/15/18 (e)	5,455
6,350	Tricon American Homes Trust, Series 2016-SFR1, Class A, 2.589%, 11/17/33 (e)	6,197
7,025	Vericrest Opportunity Loan Trust, Series 2015-NPL3, Class A1, SUB, 3.375%, 10/25/58 (e)	7,032
1,236	Verizon Owner Trust, Series 2016-1A, Class A, 1.420%, 01/20/21 (e)	1,226
4,461	Volkswagen Auto Lease Trust, Series 2015-A, Class A3, 1.250%, 12/20/17	4,461
5,688	VOLT L LLC, Series 2016-NP10, Class A1, SUB, 3.500%, 09/25/46 (e)	5,660
716	VOLT NPL X LLC, Series 2014-NPL8, Class A1, SUB, 3.375%, 10/26/54 (e)	717
4,084	VOLT XL LLC, Series 2015-NP14, Class A1, SUB, 4.375%, 11/27/45 (e)	4,110
2,095	VOLT XLV LLC, Series 2016-NPL5, Class A1, SUB, 4.000%, 05/25/46 (e)	2,105
5,978	VOLT XLVI LLC, Series 2016-NPL6, Class A1, SUB, 3.844%, 06/25/46 (e)	5,994
2,720	VOLT XXII LLC, Series 2015-NPL4, Class A1, SUB, 3.500%, 02/25/55 (e)	2,727
5,300	VOLT XXIV LLC, Series 2015-NPL6, Class A1, SUB, 3.500%, 02/25/55 (e)	5,309
8,647	VOLT XXV LLC, Series 2015-NPL8, Class A1, SUB, 3.500%, 06/26/45 (e)	8,646
8,601	VOLT XXVII LLC, Series 2014-NPL7, Class A1, SUB, 3.375%, 08/27/57 (e)	8,593
3,518	VOLT XXX LLC, Series 2015-NPL1, Class A1, SUB, 3.625%, 10/25/57 (e)	3,529
2,893	VOLT XXXI LLC, Series 2015-NPL2, Class A1, SUB, 3.375%, 02/25/55 (e)	2,896
9,732	VOLT XXXIV LLC, Series 2015-NPL7, Class A1, SUB, 3.250%, 02/25/55 (e)	9,719
4,038	VOLT XXXIX LLC, Series 2015-NP13, Class A1, SUB, 4.125%, 10/25/45 (e)	4,056
7,078	VOLT XXXV, Series 2016-NPL9, Class A1, SUB, 3.500%, 09/25/46 (e)	7,047
3,544	VOLT XXXV LLC, Series 2015-NPL9, Class A1, SUB, 3.500%, 06/26/45 (e)	3,549

SEE NOTES TO FINANCIAL STATEMENTS.

236	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
	Westlake Automobile Receivables Trust,
4,344	Series 2016-1A, Class A2A, 1.820%, 01/15/19 (e)	4,349
2,312	Series 2016-2A, Class A2, 1.570%, 06/17/19 (e)	2,314
3,527	World Omni Automobile Lease Securitization Trust, Series 2016-A, Class A3, 1.450%, 08/15/19	3,509

	Total Asset-Backed Securities (Cost $514,463)	514,976

Collateralized Mortgage Obligations — 6.1%
45	Alternative Loan Trust, Series 2003-J3, Class 2A1, 6.250%, 12/25/33	46
	Banc of America Mortgage Trust,
224	Series 2004-4, Class 4A1, 4.750%, 05/25/19	228
421	Series 2004-5, Class 4A1, 4.750%, 06/25/19	420
959	Series 2005-1, Class 2A1, 5.000%, 02/25/20	972
	BCAP LLC Trust,
148	Series 2009-RR13, Class 5A1, VAR, 5.750%, 01/26/36 (e)	148
5,174	Series 2013-RR4, Class A4A2, 2.000%, 02/13/51 (e)	5,156
139	Bear Stearns ARM Trust, Series 2003-7, Class 3A, VAR, 2.938%, 10/25/33	136
	CHL Mortgage Pass-Through Trust,
84	Series 2003-J15, Class 3A1, 5.000%, 01/25/19	84
79	Series 2004-8, Class 2A1, 4.500%, 06/25/19	80
172	Citicorp Mortgage Securities Trust, Series 2006-1, Class 2A1, 5.000%, 02/25/21	176
1,334	Citigroup Mortgage Loan Trust, Series 2008-AR4, Class 1A1A, VAR, 3.567%, 11/25/38 (e)	1,334
	Citigroup Mortgage Loan Trust, Inc.,
74	Series 2003-UP3, Class A1, 7.000%, 09/25/33	74
1,257	Series 2004-UST1, Class A6, VAR, 2.873%, 08/25/34	1,213
	Credit Suisse First Boston Mortgage Securities Corp.,
40	Series 2003-17, Class 2A6, 3.500%, 07/25/18	39
139	Series 2003-23, Class 8A1, 5.000%, 09/25/18	140

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

363		Series 2004-8, Class 6A1, 4.500%, 12/25/19	361
604		CSMC Mortgage-Backed Trust, Series 2007-5, Class 5A5, VAR, 5.407%, 12/25/14	437
		FHLMC—GNMA,
394		Series 31, Class Z, 8.000%, 04/25/24	438
81		Series 56, Class Z, 7.500%, 09/20/26	93
		FHLMC REMIC,
—	(h)	Series 2, Class Z, 9.300%, 03/15/19	—	(h)
1		Series 12, Class A, 9.250%, 11/15/19	1
3		Series 17, Class I, 9.900%, 10/15/19	4
6		Series 23, Class F, 9.600%, 04/15/20	7
4		Series 26, Class F, 9.500%, 02/15/20	4
1		Series 81, Class A, 8.125%, 11/15/20	1
5		Series 85, Class C, 8.600%, 01/15/21	5
3		Series 99, Class Z, 9.500%, 01/15/21	3
1		Series 159, Class H, 4.500%, 09/15/21	1
2		Series 189, Class D, 6.500%, 10/15/21	2
—	(h)	Series 1045, Class G, HB, 1,066.208%, 02/15/21	—	(h)
1		Series 1053, Class G, 7.000%, 03/15/21	1
3		Series 1056, Class KZ, 6.500%, 03/15/21	3
1		Series 1074, Class H, 8.500%, 05/15/21	1
3		Series 1082, Class C, 9.000%, 05/15/21	4
2		Series 1087, Class I, 8.500%, 06/15/21	3
9		Series 1125, Class Z, 8.250%, 08/15/21	10
7		Series 1142, Class IA, 7.000%, 10/15/21	8
1		Series 1169, Class G, 7.000%, 11/15/21	1
13		Series 1343, Class LA, 8.000%, 08/15/22	14
2		Series 1424, Class F, VAR, 1.149%, 11/15/22	2
65		Series 1480, Class LZ, 7.500%, 03/15/23	72
160		Series 1560, Class Z, 7.000%, 08/15/23	177
58		Series 1754, Class Z, 8.500%, 09/15/24	67
142		Series 1779, Class Z, 8.500%, 04/15/25	166
2		Series 1807, Class G, 9.000%, 10/15/20	2
252		Series 1888, Class Z, 7.000%, 08/15/26	283
281		Series 2418, Class MF, 6.000%, 02/15/22	310
—	(h)	Series 2425, Class JH, 6.000%, 03/15/17	—	(h)
8		Series 2453, Class BD, 6.000%, 05/15/17	8
7		Series 2496, Class BK, 5.500%, 09/15/17	7
9		Series 2503, Class TG, 5.500%, 09/15/17	9
14		Series 2508, Class AQ, 5.500%, 10/15/17	14
50		Series 2513, Class DB, 5.000%, 10/15/17	51
183		Series 2542, Class ES, 5.000%, 12/15/17	185
197		Series 2546, Class C, 5.000%, 12/15/17	198

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	237

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
919	Series 2638, Class JG, 5.000%, 02/15/33	955
3,153	Series 2682, Class JG, 4.500%, 10/15/23	3,343
759	Series 2707, Class PE, 5.000%, 11/15/18	771
4,107	Series 2750, Class DE, 4.500%, 02/15/19	4,209
487	Series 2761, Class CB, 4.000%, 03/15/19	497
2,301	Series 2843, Class BC, 5.000%, 08/15/19	2,353
860	Series 2864, Class NB, 5.500%, 07/15/33	882
821	Series 2976, Class HZ, 4.500%, 05/15/35	868
2,395	Series 2988, Class TY, 5.500%, 06/15/25	2,644
3,858	Series 2989, Class MU, IF, IO, 6.230%, 07/15/34	711
4,765	Series 2989, Class TG, 5.000%, 06/15/25	5,113
398	Series 2995, Class FT, VAR, 1.020%, 05/15/29	396
791	Series 3002, Class BN, 5.000%, 07/15/35	859
2,623	Series 3005, Class ED, 5.000%, 07/15/25	2,818
51	Series 3005, Class PV, IF, 11.519%, 10/15/33	59
959	Series 3305, Class IW, IF, IO, 5.680%, 04/15/37	139
18,865	Series 3420, Class EI, IO, SUB, 1.120%, 08/15/37	824
1,663	Series 3429, Class S, IF, IO, 6.050%, 03/15/38	254
1,994	Series 3546, Class A, VAR, 2.608%, 02/15/39	2,044
206	Series 3564, Class JA, 4.000%, 01/15/18	208
1,931	Series 3572, Class JS, IF, IO, 6.030%, 09/15/39	281
6,230	Series 3609, Class SA, IF, IO, 5.570%, 12/15/39	1,054
6,922	Series 3747, Class HI, IO, 4.500%, 07/15/37	339
2,652	Series 3784, Class S, IF, IO, 5.830%, 07/15/23	271
6,787	Series 3855, Class AM, 6.500%, 11/15/36	7,628
4,098	Series 3977, Class AB, 3.000%, 09/15/29	4,188
3,825	Series 4088, Class LE, 4.000%, 10/15/40	3,913
13,865	Series 4141, Class BI, IO, 2.500%, 12/15/27	1,165
21,462	Series 4229, Class MA, 3.500%, 05/15/41	22,364
13,514	Series 4305, Class A, 3.500%, 06/15/48	14,177
8,662	Series 4305, Class KA, 3.000%, 03/15/38	8,825
19,425	Series 4374, Class NC, SUB, 2.750%, 02/15/46	20,122
366	First Horizon Mortgage Pass-Through Trust, Series 2004-7, Class 2A1, 4.750%, 12/25/19	366

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		FNMA REMIC,
1		Series 1988-7, Class Z, 9.250%, 04/25/18	1
1		Series 1988-13, Class C, 9.300%, 05/25/18	1
1		Series 1988-15, Class A, 9.000%, 06/25/18	1
—	(h)	Series 1988-16, Class B, 9.500%, 06/25/18	—	(h)
1		Series 1989-2, Class D, 8.800%, 01/25/19	1
5		Series 1989-27, Class Y, 6.900%, 06/25/19	5
1		Series 1989-54, Class E, 8.400%, 08/25/19	1
1		Series 1989-66, Class J, 7.000%, 09/25/19	1
1		Series 1989-70, Class G, 8.000%, 10/25/19	1
11		Series 1989-72, Class E, 9.350%, 10/25/19	12
2		Series 1989-89, Class H, 9.000%, 11/25/19	2
1		Series 1989-96, Class H, 9.000%, 12/25/19	1
2		Series 1990-7, Class B, 8.500%, 01/25/20	2
1		Series 1990-12, Class G, 4.500%, 02/25/20	2
5		Series 1990-19, Class G, 9.750%, 02/25/20	5
5		Series 1990-58, Class J, 7.000%, 05/25/20	6
8		Series 1990-61, Class H, 7.000%, 06/25/20	9
4		Series 1990-106, Class J, 8.500%, 09/25/20	5
2		Series 1990-109, Class J, 7.000%, 09/25/20	2
2		Series 1990-111, Class Z, 8.750%, 09/25/20	3
2		Series 1990-117, Class E, 8.950%, 10/25/20	2
2		Series 1990-123, Class G, 7.000%, 10/25/20	2
3		Series 1990-132, Class Z, 7.000%, 11/25/20	3
54		Series 1990-137, Class X, 9.000%, 12/25/20	58
1		Series 1991-53, Class J, 7.000%, 05/25/21	1
2		Series 1991-130, Class C, 9.000%, 09/25/21	3
—	(h)	Series 1992-96, Class B, PO, 05/25/22	—	(h)
545		Series 1992-131, Class KB, 8.000%, 08/25/22	607
480		Series 1992-185, Class L, 8.000%, 10/25/22	535
2		Series 1993-165, Class SN, IF, 11.471%, 09/25/23	2
14		Series 1993-235, Class G, PO, 09/25/23	13
1,010		Series 1994-15, Class ZK, 5.500%, 02/25/24	1,079
1,082		Series 1994-43, Class PK, 6.350%, 02/25/24	1,147
671		Series 1999-6, Class PB, 6.000%, 03/25/19	714

SEE NOTES TO FINANCIAL STATEMENTS.

238	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
6,295		Series 2001-81, Class HE, 6.500%, 01/25/32	7,215
—	(h)	Series 2002-58, Class HC, 5.500%, 09/25/17	—	(h)
8		Series 2002-59, Class UC, 5.500%, 09/25/17	8
12		Series 2002-63, Class KC, 5.000%, 10/25/17	12
5,634		Series 2002-64, Class PG, 5.500%, 10/25/32	6,238
88		Series 2003-16, Class LJ, 5.000%, 03/25/18	90
863		Series 2003-24, Class PD, 5.000%, 04/25/18	874
513		Series 2003-42, Class CI, IO, 6.500%, 05/25/33	58
729		Series 2003-49, Class IO, IO, 6.500%, 06/25/33	144
269		Series 2003-57, Class IB, IO, 5.000%, 06/25/18	6
261		Series 2003-92, Class HP, 4.500%, 09/25/18	265
207		Series 2003-129, Class ME, 5.000%, 08/25/23	209
874		Series 2004-60, Class PA, 5.500%, 04/25/34	901
447		Series 2004-72, Class F, VAR, 1.278%, 09/25/34	446
62		Series 2004-101, Class AR, 5.500%, 01/25/35	67
2,615		Series 2005-19, Class PA, 5.500%, 07/25/34	2,755
1,279		Series 2005-38, Class FK, VAR, 1.078%, 05/25/35	1,274
83		Series 2005-84, Class MB, 5.750%, 10/25/35	91
3,438		Series 2006-4, Class PB, 6.000%, 09/25/35	3,737
355		Series 2006-58, Class ST, IF, IO, 6.372%, 07/25/36	68
102		Series 2007-16, Class FC, VAR, 1.528%, 03/25/37	104
233		Series 2007-22, Class SC, IF, IO, 5.302%, 03/25/37	30
3,904		Series 2007-33, Class MS, IF, IO, 5.812%, 04/25/37	470
559		Series 2007-54, Class FA, VAR, 1.178%, 06/25/37	559
2,622		Series 2007-85, Class SH, IF, IO, 5.722%, 09/25/37	332

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

707	Series 2007-106, Class A7, VAR, 6.179%, 10/25/37	785
398	Series 2008-18, Class SE, IF, IO, 5.492%, 03/25/38	58
255	Series 2008-72, Class IO, IO, 5.000%, 08/25/28	27
1,006	Series 2008-93, Class AM, 5.500%, 06/25/37	1,060
586	Series 2008-95, Class AI, IO, 5.000%, 12/25/23	5
2,715	Series 2009-15, Class AC, 5.500%, 03/25/29	3,022
3,057	Series 2009-29, Class LA, VAR, 1.409%, 05/25/39	2,823
1,458	Series 2009-62, Class HJ, 6.000%, 05/25/39	1,605
2,525	Series 2009-70, Class IN, IO, 4.500%, 08/25/19	61
8,492	Series 2009-112, Class SW, IF, IO, 5.472%, 01/25/40	1,318
806	Series 2010-58, Class MA, 5.500%, 12/25/38	836
1,695	Series 2010-60, Class IO, IO, 4.000%, 06/25/20	83
4,062	Series 2010-64, Class DM, 5.000%, 06/25/40	4,422
1,830	Series 2010-111, Class AE, 5.500%, 04/25/38	1,864
8,958	Series 2010-126, Class LI, IO, 4.000%, 11/25/40	652
743	Series 2011-36, Class PA, 4.000%, 02/25/39	753
2,935	Series 2011-42, Class DE, 3.250%, 11/25/28	2,955
27,610	Series 2012-46, Class KI, IO, 3.500%, 05/25/27	3,272
5,945	Series 2013-1, Class BA, 3.000%, 02/25/40	6,020
9,657	Series 2013-9, Class CB, 5.500%, 04/25/42	10,741
3,475	Series 2013-55, Class BA, 3.000%, 06/25/37	3,573
14,951	Series 2013-83, Class CA, 3.500%, 10/25/37	15,511
10,525	Series 2013-90, Class DK, 3.500%, 12/25/31	11,003
11,569	Series 2013-92, Class A, 3.500%, 12/25/38	11,987
3,529	Series 2013-96, Class CA, 4.000%, 04/25/41	3,707
10,698	Series 2013-96, Class YA, 3.500%, 09/25/38	11,109

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	239

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
15,213		Series 2014-23, Class PA, 3.500%, 08/25/36	15,767
6,928		Series 2016-2, Class GA, 3.000%, 02/25/46	7,063
3		Series G-11, Class Z, 8.500%, 05/25/21	3
118		Series G92-19, Class M, 8.500%, 04/25/22	128
8		Series G92-35, Class E, 7.500%, 07/25/22	9
262		Series G92-35, Class EA, 8.000%, 07/25/22	287
3		Series G92-40, Class ZC, 7.000%, 07/25/22	3
1		Series G92-44, Class ZQ, 8.000%, 07/25/22	1
7		Series G92-54, Class ZQ, 7.500%, 09/25/22	7
1,396		Series G92-64, Class J, 8.000%, 11/25/22	1,543
612		Series G92-66, Class K, 8.000%, 12/25/22	674
506		Series G94-6, Class PJ, 8.000%, 05/17/24	564
—	(h)	FNMA REMIC Trust, Series 1995-W3, Class A, 9.000%, 04/25/25	—	(h)
		FNMA STRIPS,
—	(h)	Series 268, Class 2, IO, 9.000%, 02/25/23	—	(h)
971		Series 334, Class 9, IO, 6.000%, 03/25/33	210
396		Series 334, Class 13, IO, VAR, 6.000%, 03/25/33	75
435		Series 334, Class 17, IO, VAR, 6.500%, 02/25/33	89
69		Series 334, Class 24, IO, VAR, 5.000%, 02/25/18	1
643		Series 343, Class 21, IO, 4.000%, 09/25/18	14
226		Series 345, Class 22, IO, VAR, 4.500%, 05/25/20	6
201		Series 351, Class 28, IO, VAR, 5.000%, 04/25/19	7
310		Series 356, Class 16, IO, VAR, 5.500%, 06/25/35	61
292		Series 359, Class 16, IO, VAR, 5.500%, 10/25/35	54
419		Series 369, Class 19, IO, VAR, 6.000%, 10/25/36	67
241		Series 369, Class 26, IO, VAR, 6.500%, 10/25/36	52
575		Series 386, Class 20, IO, VAR, 6.500%, 08/25/38	121
1,051		Series 394, Class C3, IO, 6.500%, 09/25/38	203
4,234		FNMA, Whole Loan, Series 2007-W1, Class 1AF1, VAR, 1.038%, 11/25/46	4,242
1,976		GMACM Mortgage Loan Trust, Series 2003-AR1, Class A4, VAR, 3.625%, 10/19/33	1,952
		GNMA,
575		Series 2004-39, Class IN, IO, 5.500%, 06/20/33	81

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

4,281	Series 2006-23, Class S, IF, IO, 5.719%, 01/20/36	240
11,481	Series 2006-26, Class S, IF, IO, 5.719%, 06/20/36	2,317
7,291	Series 2007-16, Class KU, IF, IO, 5.869%, 04/20/37	1,156
2,239	Series 2008-75, Class SP, IF, IO, 6.689%, 08/20/38	417
2,940	Series 2009-14, Class KS, IF, IO, 5.519%, 03/20/39	412
862	Series 2009-14, Class NI, IO, 6.500%, 03/20/39	223
7,091	Series 2009-14, Class SA, IF, IO, 5.299%, 03/20/39	944
557	Series 2009-61, Class PD, 5.000%, 03/16/38	560
7,630	Series 2009-106, Class XL, IF, IO, 5.969%, 06/20/37	853
288	Series 2010-14, Class QP, 6.000%, 12/20/39	298
3,253	Series 2011-48, Class QA, 5.000%, 08/16/39	3,418
4,655	Series 2012-84, Class AB, 5.000%, 07/16/33	4,811
9,030	Series 2012-96, Class WP, 6.500%, 08/16/42	10,255
2,315	Series 2013-88, Class WA, VAR, 5.001%, 06/20/30	2,475
18,123	Series 2013-H05, Class FB, VAR, 1.172%, 02/20/62	18,112
3,252	Homeowner Assistance Program Reverse Mortgage Loan Trust, Series 2013-RM1, Class A, 4.000%, 05/26/53 (e)	3,228
9	Impac Secured Assets CMN Owner Trust, Series 2004-4, Class 2A2, VAR, 1.498%, 02/25/35	9
	JP Morgan Mortgage Trust,
1,643	Series 2004-S2, Class 5A1, 5.500%, 12/25/19	1,634
2,324	Series 2006-A2, Class 4A1, VAR, 3.180%, 08/25/34	2,334
	MASTR Alternative Loan Trust,
36	Series 2004-8, Class 6A1, 5.500%, 09/25/19	37
580	Series 2004-8, Class 7A1, 5.000%, 09/25/19	585
	MASTR Asset Securitization Trust,
42	Series 2002-7, Class 1A1, 5.500%, 11/25/17	42

SEE NOTES TO FINANCIAL STATEMENTS.

240	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
95		Series 2003-2, Class 1A1, 5.000%, 03/25/18	95
87		Series 2003-11, Class 10A1, 5.000%, 12/25/18	88
336		Series 2004-6, Class 6A1, 4.500%, 07/25/19	336
—	(h)	ML Trust XLIV, Series 44, Class G, 9.000%, 08/20/20	—	(h)
24		Morgan Stanley Mortgage Loan Trust, Series 2004-1, Class 1A3, 5.000%, 11/25/18	24
		NCUA Guaranteed Notes Trust,
9,833		Series 2010-R3, Class 1A, VAR, 1.336%, 12/08/20	9,855
2,887		Series 2010-R3, Class 3A, 2.400%, 12/08/20	2,886
1,758		Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-AR6, Class 4A1, VAR, 1.038%, 12/25/35	756
499		Prime Mortgage Trust, Series 2005-2, Class 1A1, 4.750%, 07/25/20	500
1,751		Springleaf Mortgage Loan Trust, Series 2013-3A, Class A, VAR, 1.870%, 09/25/57 (e)	1,751
2		Vendee Mortgage Trust, Series 1994-3C, Class 3, 9.784%, 03/15/21	2
552		WaMu Mortgage Pass-Through Certificates, Series 2003-S10, Class A4, 4.500%, 10/25/18	553
		Wells Fargo Mortgage-Backed Securities Trust,
781		Series 2003-K, Class 1A1, VAR, 2.901%, 11/25/33	784
12		Series 2003-K, Class 1A2, VAR, 2.901%, 11/25/33	13
2,072		Series 2003-M, Class A1, VAR, 3.000%, 12/25/33	2,077
640		Series 2004-EE, Class 2A2, VAR, 3.048%, 12/25/34	653
1,018		Series 2004-EE, Class 3A2, VAR, 3.244%, 12/25/34	1,052
846		Series 2004-O, Class A1, VAR, 2.995%, 08/25/34	860

		Total Collateralized Mortgage Obligations (Cost $364,185)	367,200

Commercial Mortgage-Backed Securities — 1.1%
5,547		A10 Securitization LLC, Series 2015-1, Class A1, 2.100%, 04/15/34 (e)	5,530
1,421		A10 Term Asset Financing LLC, Series 2013-2, Class A, 2.620%, 11/15/27 (e)	1,417
12,345		Commercial Mortgage Trust, Series 2014-TWC, Class A, VAR, 1.621%, 02/13/32 (e)	12,364

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

327	DBRR Trust, Series 2013-EZ3, Class A, VAR, 1.636%, 12/18/49 (e)	326
	JP Morgan Chase Commercial Mortgage Securities Trust,
4,599	Series 2006-LDP9, Class AM, 5.372%, 05/15/47	4,599
3,000	Series 2006-LDP9, Class AMS, 5.337%, 05/15/47	2,962
3,314	LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A3, VAR, 5.866%, 09/15/45	3,374
13,925	ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AMA, VAR, 5.853%, 09/12/49	14,132
	Morgan Stanley Re-REMIC Trust,
5,014	Series 2012-IO, Class AXA, 1.000%, 03/27/51 (e)	4,989
1,385	Series 2012-XA, Class A, 2.000%, 07/27/49 (e)	1,384
7,917	PFP Ltd., (Cayman Islands), Series 2015-2, Class A, VAR, 2.220%, 07/14/34 (e)	7,911
4,167	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ, VAR, 5.474%, 08/15/39	4,212

	Total Commercial Mortgage-Backed Securities (Cost $65,354)	63,200

Corporate Bonds — 23.5%
	Consumer Discretionary — 0.9%
	Automobiles — 0.4%
2,199	BMW US Capital LLC, (Germany), 1.500%, 04/11/19 (e)	2,188
	Daimler Finance North America LLC, (Germany),
4,597	1.875%, 01/11/18 (e)	4,607
2,175	2.000%, 08/03/18 (e)	2,179
1,750	2.250%, 09/03/19 (e)	1,754
5,000	2.250%, 03/02/20 (e)	4,997
	Hyundai Capital America,
859	2.000%, 07/01/19 (e)	852
2,335	2.400%, 10/30/18 (e)	2,343
5,280	Nissan Motor Acceptance Corp., (Japan), 2.350%, 03/04/19 (e)	5,309
2,050	Volkswagen Group of America Finance LLC, (Germany), 1.250%, 05/23/17 (e)	2,049

		26,278

	Hotels, Restaurants & Leisure — 0.0% (g)
830	McDonald’s Corp., 3.500%, 07/15/20	866

	Internet & Direct Marketing Retail — 0.1%
5,009	Amazon.com, Inc., 2.600%, 12/05/19	5,115

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	241

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Media — 0.4%
3,080	21st Century Fox America, Inc., 7.250%, 05/18/18	3,279
1,865	CBS Corp., 5.750%, 04/15/20	2,051
3,770	Charter Communications Operating LLC, 3.579%, 07/23/20	3,875
5,157	Grupo Televisa SAB, (Mexico), 6.000%, 05/15/18	5,392
800	Historic TW, Inc., 6.875%, 06/15/18	853
556	Sky plc, (United Kingdom), 2.625%, 09/16/19 (e)	559
675	Time Warner Cable LLC, 6.750%, 07/01/18	717
2,540	Time Warner, Inc., 4.875%, 03/15/20	2,724
1,133	Viacom, Inc., 2.200%, 04/01/19	1,132

		20,582

	Specialty Retail — 0.0% (g)
1,000	AutoZone, Inc., 2.500%, 04/15/21	995

	Total Consumer Discretionary	53,836

	Consumer Staples — 1.0%
	Beverages — 0.3%
2,816	Anheuser-Busch Cos. LLC, (Belgium), 5.000%, 03/01/19	2,986
8,049	Anheuser-Busch InBev Finance, Inc., (Belgium), 1.900%, 02/01/19	8,073
	Anheuser-Busch InBev Worldwide, Inc., (Belgium),
8,042	5.375%, 01/15/20	8,782
2,080	6.500%, 07/15/18	2,217

		22,058

	Food & Staples Retailing — 0.4%
2,100	Costco Wholesale Corp., 1.750%, 02/15/20	2,097
	CVS Health Corp.,
4,819	2.125%, 06/01/21	4,728
4,410	2.250%, 12/05/18	4,452
	Kroger Co. (The),
455	1.500%, 09/30/19	449
4,765	2.300%, 01/15/19	4,802
1,383	Sysco Corp., 2.600%, 10/01/20	1,397
2,974	Walgreen Co., 5.250%, 01/15/19	3,151
2,877	Walgreens Boots Alliance, Inc., 2.600%, 06/01/21	2,873
700	Wesfarmers Ltd., (Australia), 1.874%, 03/20/18 (e)	700

		24,649

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Food Products — 0.3%
	Bunge Ltd. Finance Corp.,
774	3.500%, 11/24/20	788
685	8.500%, 06/15/19	780
	Cargill, Inc.,
275	6.000%, 11/27/17 (e)	284
2,000	7.350%, 03/06/19 (e)	2,219
1,200	Kellogg Co., 3.250%, 05/21/18	1,224
	Mead Johnson Nutrition Co.,
847	3.000%, 11/15/20	864
2,665	4.900%, 11/01/19	2,853
	Smithfield Foods, Inc.,
800	2.700%, 01/31/20 (e)	803
2,341	3.350%, 02/01/22 (e)	2,360
4,089	Tyson Foods, Inc., 2.650%, 08/15/19	4,141

		16,316

	Total Consumer Staples	63,023

	Energy — 2.6%
	Energy Equipment & Services — 0.4%
826	Baker Hughes, Inc., 3.200%, 08/15/21	847
	Halliburton Co.,
1,954	2.000%, 08/01/18	1,960
600	6.150%, 09/15/19	662
3,000	Nabors Industries, Inc., 6.150%, 02/15/18	3,128
8,008	Noble Holding International Ltd., (United Kingdom), 2.500%, 03/15/17	7,998
3,380	Schlumberger Holdings Corp., 2.350%, 12/21/18 (e)	3,407
4,980	Transocean, Inc., 4.250%, 10/15/17	5,010

		23,012

	Oil, Gas & Consumable Fuels — 2.2%
	Anadarko Petroleum Corp.,
1,195	6.950%, 06/15/19	1,323
1,600	8.700%, 03/15/19	1,810
9,050	Boardwalk Pipelines LP, 5.200%, 06/01/18	9,329
1,000	BP Capital Markets America, Inc., 4.200%, 06/15/18	1,030
	BP Capital Markets plc, (United Kingdom),
2,499	2.315%, 02/13/20	2,514
470	4.500%, 10/01/20	505
1,820	4.742%, 03/11/21	1,984
	Buckeye Partners LP,
4,350	2.650%, 11/15/18	4,381
3,420	6.050%, 01/15/18	3,541

SEE NOTES TO FINANCIAL STATEMENTS.

242	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
	Canadian Natural Resources Ltd., (Canada),
768	1.750%, 01/15/18	768
1,620	5.900%, 02/01/18	1,682
4,790	Cenovus Energy, Inc., (Canada), 5.700%, 10/15/19	5,152
1,376	CNOOC Finance 2015 Australia Pty. Ltd., (China), 2.625%, 05/05/20	1,375
6,264	CNOOC Nexen Finance 2014 ULC, (China), 1.625%, 04/30/17	6,256
1,065	ConocoPhillips, 6.650%, 07/15/18	1,136
5,771	ConocoPhillips Co., 4.200%, 03/15/21	6,132
550	Encana Corp., (Canada), 3.900%, 11/15/21	564
4,830	Energy Transfer Partners LP, 6.700%, 07/01/18	5,116
3,875	EnLink Midstream Partners LP, 2.700%, 04/01/19	3,893
	Enterprise Products Operating LLC,
2,135	5.250%, 01/31/20	2,309
698	Series L, 6.300%, 09/15/17	716
6,000	Series N, 6.500%, 01/31/19	6,507
	EOG Resources, Inc.,
930	4.400%, 06/01/20	988
3,450	5.625%, 06/01/19	3,725
2,660	Husky Energy, Inc., (Canada), 7.250%, 12/15/19	3,013
1,000	Korea National Oil Corp., (South Korea), 3.125%, 04/03/17 (e)	1,001
1,775	Magellan Midstream Partners LP, 6.550%, 07/15/19	1,949
4,358	Marathon Oil Corp., 2.700%, 06/01/20	4,356
3,610	Noble Energy, Inc., 8.250%, 03/01/19	4,031
	ONEOK Partners LP,
5,000	3.200%, 09/15/18	5,096
446	8.625%, 03/01/19	500
2,560	Petroleos Mexicanos, (Mexico), 3.125%, 01/23/19	2,582
1,480	Pioneer Natural Resources Co., 6.875%, 05/01/18	1,565
	Plains All American Pipeline LP,
1,896	2.600%, 12/15/19	1,900
5,605	6.500%, 05/01/18	5,894
2,180	8.750%, 05/01/19	2,466
2,617	Spectra Energy Capital LLC, 6.200%, 04/15/18	2,736
2,819	Spectra Energy Partners LP, 2.950%, 09/25/18	2,856
	Statoil ASA, (Norway),
2,480	2.250%, 11/08/19	2,501

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
460	5.250%, 04/15/19	492
1,165	Suncor Energy, Inc., (Canada), 6.100%, 06/01/18	1,228
3,350	Sunoco Logistics Partners Operations LP, 5.500%, 02/15/20	3,626
3,990	Texas Eastern Transmission LP, 6.000%, 09/15/17 (e)	4,078
	TransCanada PipeLines Ltd., (Canada),
351	1.875%, 01/12/18	352
4,454	3.125%, 01/15/19	4,540
715	3.800%, 10/01/20	749
1,040	6.500%, 08/15/18	1,110
4,850	Western Gas Partners LP, 2.600%, 08/15/18	4,868

		136,225

	Total Energy	159,237

	Financials — 13.4%
	Banks — 6.7%
	ABN AMRO Bank NV, (Netherlands),
2,060	2.450%, 06/04/20 (e)	2,063
6,346	2.500%, 10/30/18 (e)	6,404
3,515	ANZ New Zealand Int’l Ltd., (New Zealand), 1.750%, 03/29/18 (e)	3,516
	Bank of America Corp.,
12,025	2.000%, 01/11/18	12,081
10,370	2.625%, 10/19/20	10,441
7,533	2.625%, 04/19/21	7,542
3,000	5.625%, 07/01/20	3,305
2,875	5.650%, 05/01/18	3,000
503	5.750%, 12/01/17	519
12,606	6.875%, 04/25/18	13,327
10,590	7.625%, 06/01/19	11,866
13,740	Series L, 2.250%, 04/21/20	13,743
10,295	Series L, 2.600%, 01/15/19	10,422
1,845	Series L, 2.650%, 04/01/19	1,869
5,250	Bank of America NA, 2.050%, 12/07/18	5,283
	Bank of Nova Scotia (The), (Canada),
6,293	2.050%, 06/05/19	6,318
3,814	2.450%, 03/22/21	3,814
	Bank of Tokyo-Mitsubishi UFJ Ltd. (The), (Japan),
5,840	1.700%, 03/05/18 (e)	5,841
400	2.150%, 09/14/18 (e)	401
1,800	2.300%, 03/10/19 (e)	1,803
2,031	Banque Federative du Credit Mutuel SA, (France), 2.500%, 10/29/18 (e)	2,047

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	243

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Banks — continued
5,670	Barclays plc, (United Kingdom), 2.750%, 11/08/19	5,714
	BB&T Corp.,
1,890	2.450%, 01/15/20	1,914
2,500	2.625%, 06/29/20	2,533
1,878	5.250%, 11/01/19	2,031
1,684	BNZ International Funding Ltd., (New Zealand), 2.350%, 03/04/19 (e)	1,692
300	Branch Banking & Trust Co., 2.850%, 04/01/21	305
3,000	Capital One Bank USA NA, 2.150%, 11/21/18	3,009
	Capital One NA,
4,000	1.650%, 02/05/18	4,003
4,472	2.350%, 08/17/18	4,502
2,500	2.400%, 09/05/19	2,513
	Citigroup, Inc.,
10,745	1.700%, 04/27/18	10,742
8,873	1.750%, 05/01/18	8,875
16,290	2.400%, 02/18/20	16,340
4,545	2.500%, 09/26/18	4,589
2,500	2.700%, 03/30/21	2,503
2,279	Comerica Bank, 2.500%, 06/02/20	2,290
	Commonwealth Bank of Australia, (Australia),
2,000	1.375%, 09/06/18 (e)	1,992
1,450	2.250%, 03/13/19	1,459
2,050	2.300%, 03/12/20	2,054
5,073	Cooperatieve Rabobank UA, (Netherlands), 2.250%, 01/14/19	5,112
2,460	Credit Agricole SA, (France), 3.375%, 01/10/22 (e)	2,446
	Credit Suisse Group Funding Guernsey Ltd., (Switzerland),
774	2.750%, 03/26/20	772
5,211	3.450%, 04/16/21	5,291
4,400	Danske Bank A/S, (Denmark), 1.650%, 09/06/19 (e)	4,345
3,800	Discover Bank, 3.100%, 06/04/20	3,867
7,788	Fifth Third Bancorp, 2.875%, 07/27/20	7,919
2,890	Fifth Third Bank, 2.375%, 04/25/19	2,921
3,524	HSBC Bank plc, (United Kingdom), 1.500%, 05/15/18 (e)	3,513
4,520	HSBC Bank USA NA, 4.875%, 08/24/20	4,828
13,360	HSBC Holdings plc, (United Kingdom), 2.650%, 01/05/22	13,167
	Huntington Bancshares, Inc.,
3,390	2.600%, 08/02/18	3,418
803	3.150%, 03/14/21	817
1,815	7.000%, 12/15/20	2,088
5,106	Huntington National Bank (The), 2.000%, 06/30/18	5,115

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
3,218	Industrial & Commercial Bank of China Ltd., (China), 2.351%, 11/13/17	3,224
7,369	KeyCorp, 2.900%, 09/15/20	7,501
	Manufacturers & Traders Trust Co.,
1,000	2.250%, 07/25/19	1,008
1,648	2.300%, 01/30/19	1,665
	Mizuho Bank Ltd., (Japan),
1,631	1.800%, 03/26/18 (e)	1,633
1,189	2.650%, 09/25/19 (e)	1,199
687	MUFG Americas Holdings Corp., 1.625%, 02/09/18	688
1,900	National Australia Bank Ltd., (Australia), 2.250%, 07/01/19 (e)	1,910
4,425	National City Corp., 6.875%, 05/15/19	4,874
	PNC Bank NA,
2,000	2.300%, 06/01/20	2,010
4,300	2.400%, 10/18/19	4,346
1,000	2.600%, 07/21/20	1,012
7,278	PNC Financial Services Group, Inc. (The), 5.125%, 02/08/20	7,877
	Royal Bank of Canada, (Canada),
5,960	1.625%, 04/15/19	5,931
1,635	2.000%, 12/10/18	1,642
7,905	2.200%, 07/27/18	7,968
500	2.350%, 10/30/20	502
1,469	Santander UK Group Holdings plc, (United Kingdom), 3.125%, 01/08/21	1,479
5,718	Santander UK plc, (United Kingdom), 2.500%, 03/14/19	5,767
884	Skandinaviska Enskilda Banken AB, (Sweden), 1.750%, 03/19/18 (e)	884
1,000	Societe Generale SA, (France), 3.250%, 01/12/22 (e)	986
	Sumitomo Mitsui Banking Corp., (Japan),
3,250	1.500%, 01/18/18	3,249
775	2.500%, 07/19/18	782
	SunTrust Banks, Inc.,
5,000	2.500%, 05/01/19	5,052
3,125	2.900%, 03/03/21	3,166
1,096	Toronto-Dominion Bank (The), (Canada), 2.125%, 04/07/21	1,084
4,000	US Bank NA, 1.400%, 04/26/19	3,969
7,367	Wachovia Corp., 5.750%, 02/01/18	7,652
	Wells Fargo & Co.,
8,550	2.550%, 12/07/20	8,592
12,332	2.600%, 07/22/20	12,478

SEE NOTES TO FINANCIAL STATEMENTS.

244	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Banks — continued
17,648	Series N, 2.150%, 01/30/20	17,673
	Westpac Banking Corp., (Australia),
1,202	2.250%, 01/17/19	1,209
4,000	2.600%, 11/23/20	4,024
3,106	4.875%, 11/19/19	3,329

		406,649

	Capital Markets — 3.6%
1,200	Ameritech Capital Funding Corp., 6.450%, 01/15/18	1,248
	Bank of New York Mellon Corp. (The),
3,450	2.050%, 05/03/21	3,396
5,040	2.500%, 04/15/21	5,052
1,100	4.600%, 01/15/20	1,179
	Credit Suisse AG, (Switzerland),
7,500	1.700%, 04/27/18	7,506
2,383	1.750%, 01/29/18	2,386
1,250	2.300%, 05/28/19	1,258
12,000	Deutsche Bank AG, (Germany), 1.875%, 02/13/18	11,998
	Goldman Sachs Group, Inc. (The),
3,740	2.600%, 04/23/20	3,764
4,812	2.625%, 01/31/19	4,871
5,810	2.625%, 04/25/21	5,809
3,785	2.750%, 09/15/20	3,818
27,314	5.375%, 03/15/20	29,634
18,799	7.500%, 02/15/19	20,773
2,375	Series D, 6.000%, 06/15/20	2,637
	ING Bank NV, (Netherlands),
1,676	2.300%, 03/22/19 (e)	1,683
3,772	2.450%, 03/16/20 (e)	3,778
2,210	Jefferies Group LLC, 5.125%, 04/13/18	2,285
7,574	Macquarie Bank Ltd., (Australia), 2.600%, 06/24/19 (e)	7,646
	Macquarie Group Ltd., (Australia),
3,080	3.000%, 12/03/18 (e)	3,126
3,817	4.875%, 08/10/17 (e)	3,869
446	7.625%, 08/13/19 (e)	499
	Morgan Stanley,
990	2.450%, 02/01/19	999
2,070	2.625%, 11/17/21	2,053
27,319	2.650%, 01/27/20	27,621
6,706	2.800%, 06/16/20	6,790
5,400	5.500%, 01/26/20	5,875
4,115	5.500%, 07/24/20	4,512
2,836	5.750%, 01/25/21	3,161

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — continued
6,310	5.950%, 12/28/17	6,531
5,026	6.625%, 04/01/18	5,285
4,861	7.300%, 05/13/19	5,396
2,070	Northern Trust Co. (The), 6.500%, 08/15/18	2,209
1,991	State Street Corp., 1.950%, 05/19/21	1,957
500	TD Ameritrade Holding Corp., 5.600%, 12/01/19	546
	UBS AG, (Switzerland),
8,864	1.800%, 03/26/18	8,880
1,500	2.350%, 03/26/20	1,502
8,000	2.375%, 08/14/19	8,053

		219,585

	Consumer Finance — 1.8%
	AerCap Ireland Capital DAC, (Netherlands),
1,662	4.500%, 05/15/21	1,759
1,105	4.625%, 10/30/20	1,179
	American Express Co.,
1,610	6.150%, 08/28/17	1,646
5,015	7.000%, 03/19/18	5,296
1,395	8.125%, 05/20/19	1,578
	American Express Credit Corp.,
1,787	2.250%, 08/15/19	1,801
5,279	2.250%, 05/05/21	5,239
1,783	2.375%, 05/26/20	1,791
2,001	Series F, 2.600%, 09/14/20	2,023
	American Honda Finance Corp.,
1,419	2.450%, 09/24/20	1,435
4,100	Series A, 2.150%, 03/13/20	4,101
	Capital One Financial Corp.,
613	2.450%, 04/24/19	618
4,340	4.750%, 07/15/21	4,700
	Caterpillar Financial Services Corp.,
1,952	1.931%, 10/01/21 (e)	1,899
2,165	2.100%, 06/09/19	2,183
760	7.150%, 02/15/19	838
	Ford Motor Credit Co. LLC,
1,573	1.684%, 09/08/17	1,575
7,211	2.375%, 01/16/18	7,254
6,146	2.375%, 03/12/19	6,173
2,338	2.459%, 03/27/20	2,328
1,322	2.551%, 10/05/18	1,333
5,620	2.597%, 11/04/19	5,679
1,818	3.336%, 03/18/21	1,850
500	5.000%, 05/15/18	519

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	245

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Consumer Finance — continued
2,170	8.125%, 01/15/20	2,505
	General Motors Financial Co., Inc.,
7,066	2.400%, 05/09/19	7,115
3,504	3.200%, 07/13/20	3,571
2,804	3.200%, 07/06/21	2,833
11,821	4.200%, 03/01/21	12,388
4,525	HSBC USA, Inc., 2.350%, 03/05/20	4,523
1,260	John Deere Capital Corp., 1.700%, 01/15/20	1,250
	Toyota Motor Credit Corp.,
3,394	1.900%, 04/08/21	3,335
4,753	2.100%, 01/17/19	4,799

		107,116

	Diversified Financial Services — 0.4%
8,919	GE Capital International Funding Co. Unlimited Co., 2.342%, 11/15/20	8,991
1,115	National Rural Utilities Cooperative Finance Corp., 2.350%, 06/15/20	1,114
1,269	Nationwide Building Society, (United Kingdom), 2.450%, 07/27/21 (e)	1,254
2,344	Protective Life Global Funding, 1.555%, 09/13/19 (e)	2,308
	Shell International Finance BV, (Netherlands),
3,785	1.375%, 05/10/19	3,755
1,682	2.125%, 05/11/20	1,686
	UBS Group Funding Jersey Ltd., (Switzerland),
2,530	2.950%, 09/24/20 (e)	2,545
1,371	3.000%, 04/15/21 (e)	1,374

		23,027

	Insurance — 0.8%
5,768	American International Group, Inc., 3.300%, 03/01/21	5,912
2,045	Aon Corp., 5.000%, 09/30/20	2,214
1,000	Chubb Corp. (The), 5.750%, 05/15/18	1,050
783	Chubb INA Holdings, Inc., 2.300%, 11/03/20	786
2,000	CNA Financial Corp., 5.875%, 08/15/20	2,226
	Jackson National Life Global Funding,
1,695	1.875%, 10/15/18 (e)	1,699
2,910	2.250%, 04/29/21 (e)	2,873
4,500	2.300%, 04/16/19 (e)	4,525
	Lincoln National Corp.,
470	6.250%, 02/15/20	519
1,227	8.750%, 07/01/19	1,409
3,000	Marsh & McLennan Cos., Inc., 2.350%, 09/10/19	3,028

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Insurance — continued
2,272	MassMutual Global Funding II, 2.000%, 04/15/21 (e)	2,221
6,781	Metropolitan Life Global Funding I, 2.300%, 04/10/19 (e)	6,843
7,291	New York Life Global Funding, 2.150%, 06/18/19 (e)	7,338
	Pricoa Global Funding I,
704	2.200%, 06/03/21 (e)	694
4,417	2.550%, 11/24/20 (e)	4,439
2,040	Principal Life Global Funding II, 1.500%, 04/18/19 (e)	2,016
1,388	Reliance Standard Life Global Funding II, 3.050%, 01/20/21 (e)	1,398

		51,190

	Thrifts & Mortgage Finance — 0.1%
5,000	BPCE SA, (France), 1.625%, 01/26/18	4,994

	Total Financials	812,561

	Health Care — 1.6%
	Biotechnology — 0.5%
	AbbVie, Inc.,
3,617	2.000%, 11/06/18	3,635
927	2.300%, 05/14/21	915
14,065	2.500%, 05/14/20	14,136
4,000	Amgen, Inc., 2.200%, 05/22/19	4,036
870	Baxalta, Inc., 2.875%, 06/23/20	881
1,672	Biogen, Inc., 2.900%, 09/15/20	1,705
2,170	Celgene Corp., 2.875%, 08/15/20	2,203
	Gilead Sciences, Inc.,
2,073	2.050%, 04/01/19	2,082
1,490	2.550%, 09/01/20	1,505

		31,098

	Health Care Equipment & Supplies — 0.3%
	Becton Dickinson and Co.,
1,203	2.675%, 12/15/19	1,221
3,257	4.900%, 04/15/18	3,371
3,100	Edwards Lifesciences Corp., 2.875%, 10/15/18	3,149
2,915	Medtronic, Inc., 2.500%, 03/15/20	2,958
3,500	Stryker Corp., 2.000%, 03/08/19	3,514
1,750	Zimmer Biomet Holdings, Inc., 2.700%, 04/01/20	1,761

		15,974

	Health Care Providers & Services — 0.4%
2,640	Aetna, Inc., 2.200%, 03/15/19	2,660
2,670	Anthem, Inc., 2.250%, 08/15/19	2,682

SEE NOTES TO FINANCIAL STATEMENTS.

246	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Health Care Providers & Services — continued
4,779	Cardinal Health, Inc., 2.400%, 11/15/19	4,820
	Laboratory Corp. of America Holdings,
2,618	2.500%, 11/01/18	2,644
3,250	2.625%, 02/01/20	3,265
	McKesson Corp.,
1,790	1.400%, 03/15/18	1,786
2,688	2.284%, 03/15/19	2,704
3,014	Medco Health Solutions, Inc., 4.125%, 09/15/20	3,161
2,258	UnitedHealth Group, Inc., 2.700%, 07/15/20	2,308

		26,030

	Life Sciences Tools & Services — 0.1%
	Thermo Fisher Scientific, Inc.,
2,250	2.400%, 02/01/19	2,272
2,930	4.700%, 05/01/20	3,121

		5,393

	Pharmaceuticals — 0.3%
	Actavis Funding SCS,
680	2.450%, 06/15/19	684
3,798	3.450%, 03/15/22	3,880
1,650	Actavis, Inc., 6.125%, 08/15/19	1,801
3,482	Allergan, Inc., 3.375%, 09/15/20	3,569
2,600	Bayer US Finance LLC, (Germany), 2.375%, 10/08/19 (e)	2,614
2,400	Mylan NV, 3.150%, 06/15/21	2,401
531	Zoetis, Inc., 3.450%, 11/13/20	547

		15,496

	Total Health Care	93,991

	Industrials — 0.9%
	Aerospace & Defense — 0.2%
2,903	BAE Systems Holdings, Inc., (United Kingdom), 6.375%, 06/01/19 (e)	3,176
1,415	Lockheed Martin Corp., 2.500%, 11/23/20	1,429
5,665	Precision Castparts Corp., 2.250%, 06/15/20	5,698
655	Textron, Inc., 5.600%, 12/01/17	674

		10,977

	Air Freight & Logistics — 0.0% (g)
1,570	FedEx Corp., 2.300%, 02/01/20	1,584

	Building Products — 0.0% (g)
1,015	Johnson Controls International plc, 5.000%, 03/30/20	1,092

	Commercial Services & Supplies — 0.1%
2,605	Waste Management, Inc., 4.750%, 06/30/20	2,814

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Industrial Conglomerates — 0.1%
	General Electric Co.,
2,716	5.500%, 01/08/20	2,991
2,172	5.550%, 05/04/20	2,416
544	Hutchison Whampoa International 12 II Ltd., (Hong Kong), 2.000%, 11/08/17 (e)	545
830	Roper Technologies, Inc., 3.000%, 12/15/20	846

		6,798

	Machinery — 0.1%
2,494	Illinois Tool Works, Inc., 1.950%, 03/01/19	2,516
1,290	Stanley Black & Decker, Inc., 2.451%, 11/17/18	1,304

		3,820

	Professional Services — 0.0% (g)
1,507	Equifax, Inc., 2.300%, 06/01/21	1,485

	Road & Rail — 0.3%
465	Burlington Northern Santa Fe LLC, 8.125%, 04/15/20	543
	Canadian Pacific Railway Co., (Canada),
2,900	6.500%, 05/15/18	3,057
1,720	7.250%, 05/15/19	1,913
1,500	Norfolk Southern Corp., 5.900%, 06/15/19	1,631
	Penske Truck Leasing Co. LP,
927	2.500%, 06/15/19 (e)	931
3,594	3.375%, 03/15/18 (e)	3,655
800	3.375%, 02/01/22 (e)	814
	Ryder System, Inc.,
1,865	2.450%, 09/03/19	1,877
1,320	2.500%, 05/11/20	1,325
1,910	2.800%, 03/01/22	1,915

		17,661

	Trading Companies & Distributors — 0.1%
	Air Lease Corp.,
3,303	2.125%, 01/15/18	3,314
2,038	2.125%, 01/15/20	2,016
2,700	Aviation Capital Group Corp., 2.875%, 01/20/22 (e)	2,685

		8,015

	Total Industrials	54,246

	Information Technology — 0.2%
	Electronic Equipment, Instruments & Components — 0.0% (g)
	Arrow Electronics, Inc.,
1,382	3.000%, 03/01/18	1,398

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	247

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Electronic Equipment, Instruments & Components — continued
464	6.875%, 06/01/18	490

		1,888

	IT Services — 0.1%
	Total System Services, Inc.,
1,350	2.375%, 06/01/18	1,357
2,080	3.800%, 04/01/21	2,152

		3,509

	Semiconductors & Semiconductor Equipment — 0.1%
3,935	Broadcom Corp., 2.375%, 01/15/20 (e)	3,937

	Software — 0.0% (g)
3,250	Oracle Corp., 1.900%, 09/15/21	3,190

	Total Information Technology	12,524

	Materials — 0.3%
	Chemicals — 0.3%
1,540	Agrium, Inc., (Canada), 6.750%, 01/15/19	1,659
2,648	Air Liquide Finance SA, (France), 1.375%, 09/27/19 (e)	2,612
4,340	CF Industries, Inc., 6.875%, 05/01/18	4,554
805	Dow Chemical Co. (The), 8.550%, 05/15/19	918
5,482	PPG Industries, Inc., 2.300%, 11/15/19	5,548

		15,291

	Metals & Mining — 0.0% (g)
	Nucor Corp.,
1,500	5.750%, 12/01/17	1,547
1,260	5.850%, 06/01/18	1,322

		2,869

	Total Materials	18,160

	Real Estate — 0.5%
	Equity Real Estate Investment Trusts (REITs) — 0.5%
2,267	Boston Properties LP, 4.125%, 05/15/21	2,396
6,091	Crown Castle International Corp., 2.250%, 09/01/21	5,925
1,000	DDR Corp., 3.500%, 01/15/21	1,015
1,000	ERP Operating LP, 2.375%, 07/01/19	1,008
	HCP, Inc.,
5,410	2.625%, 02/01/20	5,439
400	5.375%, 02/01/21	437
1,775	National Retail Properties, Inc., 5.500%, 07/15/21	1,963
3,739	Simon Property Group LP, 2.200%, 02/01/19	3,770
1,569	Ventas Realty LP, 2.000%, 02/15/18	1,574
1,208	VEREIT Operating Partnership LP, 4.125%, 06/01/21	1,234

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Equity Real Estate Investment Trusts (REITs) — continued
	Welltower, Inc.,
735	2.250%, 03/15/18	738
1,870	6.125%, 04/15/20	2,073

	Total Real Estate	27,572

	Telecommunication Services — 1.1%
	Diversified Telecommunication Services — 1.1%
	AT&T, Inc.,
4,754	2.800%, 02/17/21	4,765
17,375	3.875%, 08/15/21	18,020
1,900	5.000%, 03/01/21	2,052
4,484	5.500%, 02/01/18	4,638
1,134	5.800%, 02/15/19	1,218
1,992	British Telecommunications plc, (United Kingdom), 2.350%, 02/14/19	2,006
3,580	Deutsche Telekom International Finance BV, (Germany), 6.750%, 08/20/18	3,833
1,391	Orange SA, (France), 2.750%, 02/06/19	1,408
3,516	Telefonica Emisiones SAU, (Spain), 3.192%, 04/27/18	3,565
	Verizon Communications, Inc.,
14,000	1.750%, 08/15/21	13,415
2,915	3.450%, 03/15/21	3,008
2,915	4.500%, 09/15/20	3,109
2,440	6.100%, 04/15/18	2,562

		63,599

	Wireless Telecommunication Services — 0.0% (g)
2,000	America Movil SAB de CV, (Mexico), 5.000%, 03/30/20	2,138

	Total Telecommunication Services	65,737

	Utilities — 1.0%
	Electric Utilities — 0.6%
	Arizona Public Service Co.,
1,000	2.200%, 01/15/20	1,003
400	8.750%, 03/01/19	454
500	Atlantic City Electric Co., 7.750%, 11/15/18	548
4,610	Cleveland Electric Illuminating Co. (The), 8.875%, 11/15/18	5,129
880	Commonwealth Edison Co., 4.000%, 08/01/20	926
708	Duke Energy Indiana LLC, 3.750%, 07/15/20	744
965	Entergy Gulf States Louisiana LLC, 6.000%, 05/01/18	1,011
735	Entergy Louisiana LLC, 6.500%, 09/01/18	784
530	Kentucky Utilities Co., 3.250%, 11/01/20	548

SEE NOTES TO FINANCIAL STATEMENTS.

248	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Electric Utilities — continued
	NextEra Energy Capital Holdings, Inc.,
224	2.700%, 09/15/19	227
250	6.000%, 03/01/19	269
631	Niagara Mohawk Power Corp., 4.881%, 08/15/19 (e)	674
985	Ohio Power Co., 6.050%, 05/01/18	1,032
1,579	Pacific Gas & Electric Co., 8.250%, 10/15/18	1,738
455	PPL Capital Funding, Inc., 1.900%, 06/01/18	455
	Progress Energy, Inc.,
6,135	4.400%, 01/15/21	6,533
865	4.875%, 12/01/19	924
1,246	Public Service Co. of New Mexico, 7.950%, 05/15/18	1,337
510	Public Service Co. of Oklahoma, 5.150%, 12/01/19	551
1,187	Southern California Edison Co., 1.845%, 02/01/22	1,169
2,610	Southern Co. (The), 2.750%, 06/15/20	2,636
	Southwestern Electric Power Co.,
765	6.450%, 01/15/19	826
1,045	Series F, 5.875%, 03/01/18	1,087
577	State Grid Overseas Investment 2013 Ltd., (China), 1.750%, 05/22/18 (e)	575
2,620	Xcel Energy, Inc., 2.400%, 03/15/21	2,616

		33,796

	Gas Utilities — 0.1%
314	Atmos Energy Corp., 8.500%, 03/15/19	354
1,400	CenterPoint Energy Resources Corp., 4.500%, 01/15/21	1,479
	Dominion Gas Holdings LLC,
210	2.500%, 12/15/19	212
7,023	2.800%, 11/15/20	7,118

		9,163

	Independent Power & Renewable Electricity Producers — 0.1%
	Exelon Generation Co. LLC,
1,798	2.950%, 01/15/20	1,822
260	5.200%, 10/01/19	278
	Southern Power Co.,
2,684	1.850%, 12/01/17	2,690
495	Series 15A, 1.500%, 06/01/18	494

		5,284

	Multi-Utilities — 0.2%
1,015	Berkshire Hathaway Energy Co., 2.400%, 02/01/20	1,025

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — continued
	CMS Energy Corp.,
675	6.250%, 02/01/20	747
330	8.750%, 06/15/19	377
1,100	Dominion Resources, Inc., 6.400%, 06/15/18	1,161
4,750	NiSource Finance Corp., 6.800%, 01/15/19	5,159
	Sempra Energy,
820	6.150%, 06/15/18	867
1,300	9.800%, 02/15/19	1,494
475	TECO Finance, Inc., 5.150%, 03/15/20	508

		11,338

	Total Utilities	59,581

	Total Corporate Bonds (Cost $1,417,455)	1,420,468

Mortgage-Backed Securities — 4.0%
	FHLMC,
331	ARM, 2.183%, 08/01/37	350
1,559	ARM, 2.616%, 03/01/37	1,628
1,014	ARM, 2.675%, 04/01/37	1,072
39	ARM, 2.737%, 01/01/27	41
260	ARM, 2.760%, 06/01/36	275
647	ARM, 2.761%, 03/01/37	681
1,602	ARM, 2.762%, 05/01/37	1,670
50	ARM, 2.799%, 12/01/27	53
114	ARM, 2.825%, 03/01/35	119
1,080	ARM, 2.855%, 08/01/36	1,149
1,953	ARM, 2.861%, 10/01/36	2,046
890	ARM, 2.930%, 12/01/36	940
880	ARM, 3.065%, 08/01/36	924
120	ARM, 3.071%, 07/01/36	127
621	ARM, 3.075%, 10/01/37	662
552	ARM, 3.104%, 11/01/37	587
149	ARM, 3.137%, 02/01/37	157
642	ARM, 3.140%, 11/01/36	676
1,090	ARM, 3.145%, 08/01/37	1,167
336	ARM, 3.208%, 12/01/36	355
1,218	ARM, 3.218%, 03/01/36	1,301
7,199	ARM, 3.230%, 06/01/37	7,680
646	ARM, 3.240%, 12/01/36	680
1,712	ARM, 3.280%, 01/01/37	1,814
153	ARM, 3.294%, 04/01/37	162
3,073	ARM, 3.322%, 03/01/35	3,261
1,497	ARM, 3.364%, 01/01/38	1,597
1,937	ARM, 3.372%, 10/01/35	2,055
1,642	ARM, 3.401%, 04/01/38	1,748
857	ARM, 3.445%, 03/01/37	918

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	249

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Mortgage-Backed Securities — continued
678		ARM, 3.447%, 02/01/37	729
—	(h)	ARM, 3.518%, 12/01/17	—	(h)
258		ARM, 3.535%, 08/01/37	269
1,888		ARM, 3.847%, 03/01/36	1,994
2		ARM, 5.751%, 01/01/27	2
		FHLMC Gold Pools, 15 Year, Single Family,
16,029		4.000%, 07/01/18 - 06/01/26	16,869
92		4.500%, 10/01/18	94
2,177		5.000%, 03/01/18 - 01/01/21	2,224
8,978		5.500%, 08/01/19 - 01/01/24	9,556
1,376		6.000%, 08/01/17 - 12/01/23	1,429
108		6.500%, 04/01/17 - 08/01/21	108
1		7.000%, 03/01/17	1
		FHLMC Gold Pools, 20 Year, Single Family,
502		6.000%, 01/01/19 - 10/01/24	567
11		6.500%, 08/01/18 - 05/01/21	12
2		7.500%, 07/01/17 - 07/01/18	2
		FHLMC Gold Pools, 30 Year, Single Family,
15,164		5.500%, 03/01/34 - 07/01/37	17,069
218		6.000%, 07/01/32	249
299		7.000%, 08/01/38	343
		FHLMC Gold Pools, FHA/VA,
6,785		7.500%, 12/01/36	7,853
1,049		10.000%, 10/01/30	1,136
		FHLMC, 30 Year, Single Family,
—	(h)	8.000%, 04/01/17 - 05/01/19	—	(h)
1		8.250%, 08/01/17	1
		FNMA,
5		ARM, 1.986%, 01/01/19	5
43		ARM, 2.013%, 08/01/37	44
7		ARM, 2.111%, 07/01/27	7
1,889		ARM, 2.119%, 08/01/37	1,946
3		ARM, 2.358%, 03/01/19	3
845		ARM, 2.421%, 04/01/37	876
254		ARM, 2.498%, 10/01/36	268
59		ARM, 2.588%, 04/01/36	61
1,714		ARM, 2.600%, 07/01/37	1,782
1,005		ARM, 2.607%, 02/01/37	1,047
1,573		ARM, 2.616%, 11/01/37	1,660
679		ARM, 2.630%, 08/01/36	719
38		ARM, 2.651%, 07/01/37	41
1,653		ARM, 2.694%, 06/01/27 - 01/01/37	1,721
9		ARM, 2.728%, 05/01/25	9
117		ARM, 2.745%, 01/01/35	122
413		ARM, 2.818%, 07/01/36	438
3		ARM, 2.841%, 08/01/36	3

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

2,250	ARM, 2.846%, 03/01/37	2,398
391	ARM, 2.868%, 09/01/34	411
1	ARM, 2.875%, 08/01/19	1
706	ARM, 2.905%, 10/01/36	747
362	ARM, 2.932%, 05/01/36	379
250	ARM, 2.933%, 07/01/37	263
568	ARM, 2.956%, 12/01/35	597
179	ARM, 2.990%, 08/01/36	190
810	ARM, 3.006%, 08/01/36	856
1,315	ARM, 3.008%, 11/01/37	1,389
2,197	ARM, 3.050%, 12/01/36	2,319
456	ARM, 3.073%, 04/01/37	481
275	ARM, 3.080%, 03/01/47	284
21	ARM, 3.090%, 06/01/36	22
7	ARM, 3.098%, 10/01/25	7
67	ARM, 3.148%, 12/01/36	71
560	ARM, 3.165%, 08/01/36	594
210	ARM, 3.167%, 01/01/37	222
1,254	ARM, 3.200%, 11/01/37	1,336
182	ARM, 3.271%, 12/01/36	193
830	ARM, 3.360%, 12/01/37	880
1,829	ARM, 3.505%, 03/01/36	1,952
344	ARM, 3.540%, 12/01/36	366
2,872	ARM, 3.616%, 03/01/36	3,055
2,326	ARM, 3.661%, 03/01/36	2,473
1,889	ARM, 3.664%, 10/01/35	2,026
492	ARM, 3.930%, 04/01/38	499
	FNMA, 15 Year, Single Family,
199	4.000%, 08/01/18 - 01/01/19	204
653	4.500%, 05/01/18 - 05/01/19	671
895	5.000%, 12/01/17 - 07/01/20	918
16,553	5.500%, 01/01/18 - 07/01/25	17,632
5,625	6.000%, 11/01/17 - 07/01/24	6,013
1,071	6.500%, 05/01/17 - 03/01/23	1,149
11	7.000%, 05/01/17 - 01/01/18	12
	FNMA, 20 Year, Single Family,
556	5.500%, 05/01/27	618
10	6.000%, 03/01/18 - 07/01/19	11
1,379	6.500%, 04/01/18 - 03/01/25	1,550
282	7.000%, 08/01/20 - 08/01/21	294
	FNMA, 30 Year, FHA/VA,
130	5.500%, 08/01/34	143
11	8.500%, 03/01/27	11
	FNMA, 30 Year, Single Family,
14,843	5.000%, 10/01/39	16,468
20,718	5.500%, 12/01/32 - 04/01/37	23,405

SEE NOTES TO FINANCIAL STATEMENTS.

250	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage-Backed Securities — continued
12,925	6.000%, 04/01/35 - 01/01/38	14,796
7,848	6.500%, 03/01/26 - 10/01/38	8,883
3,376	7.000%, 04/01/37 - 08/01/37	3,981
59	8.000%, 12/01/30	65
3	8.500%, 09/01/21	3
23	9.000%, 02/01/31	23
13	9.500%, 07/01/28	14
3	10.000%, 02/01/24	3
	FNMA, Other,
6	4.000%, 07/01/17	6
62	4.500%, 12/01/19	63
24	5.500%, 09/01/17	24
14	6.000%, 09/01/17	14
785	GNMA I, 15 Year, Single Family, 6.500%, 10/15/23	840
	GNMA I, 30 Year, Single Family,
3,590	6.500%, 09/15/38	4,303
8	8.500%, 04/15/25	9
7	9.000%, 09/15/24 - 10/15/26	8
107	9.500%, 07/15/20 - 12/15/25	116
	GNMA II,
36	ARM, 2.000%, 03/20/22 - 01/20/28	37
39	ARM, 2.125%, 05/20/17 - 09/20/22	40
56	ARM, 2.250%, 11/20/25	58
4	ARM, 2.500%, 12/20/17 - 05/20/21	4
6	ARM, 3.000%, 04/20/18 - 05/20/20	6
1	ARM, 3.500%, 10/20/17 - 12/20/17	—	(h)
2	ARM, 4.000%, 08/20/18	2
	GNMA II, 30 Year, Single Family,
2,822	6.000%, 09/20/38	3,206
6,631	7.000%, 08/20/38 - 09/20/38	7,625
10	7.500%, 09/20/28	11
22	8.000%, 09/20/26 - 12/20/27	26
27	8.500%, 03/20/25 - 04/20/25	30

	Total Mortgage-Backed Securities (Cost $239,085)	244,460

U.S. Government Agency Securities — 7.7%
8,500	FFCB, 1.000%, 09/25/17	8,512
	FHLB,
7,500	0.875%, 06/29/18	7,479
28,365	0.875%, 08/05/19	27,972
23,950	1.000%, 09/26/19	23,675
30,855	1.250%, 06/08/18	30,912
35,345	1.750%, 12/14/18	35,644
12,925	2.000%, 09/14/18	13,089
20,000	5.000%, 11/17/17	20,588

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	FHLMC,
25,650	0.750%, 04/09/18	25,571
19,310	0.875%, 10/12/18	19,214
10,000	0.875%, 07/19/19	9,880
32,050	1.000%, 03/08/17	32,053
30,000	1.500%, 01/17/20	29,917
20,000	4.875%, 06/13/18	20,966
	FNMA,
18,325	1.125%, 04/27/17	18,341
19,105	1.125%, 07/20/18	19,113
12,500	1.250%, 08/17/21	12,137
33,500	1.375%, 10/07/21	32,668
10,355	1.528%, 10/09/19 (n)	9,864
21,155	5.375%, 06/12/17	21,433
50,000	Resolution Funding Corp. STRIPS, 1.463%, 10/15/19 (n)	47,970

	Total U.S. Government Agency Securities (Cost $469,397)	466,998

U.S. Treasury Obligations — 48.0%
	U.S. Treasury Notes,
50,000	0.625%, 09/30/17	49,957
130,000	0.625%, 11/30/17	129,797
100,000	0.625%, 04/30/18	99,543
100,000	0.750%, 10/31/17	99,969
200,000	0.750%, 12/31/17	199,781
30,000	0.750%, 10/31/18	29,797
70,000	0.875%, 07/15/18	69,817
70,000	0.875%, 10/15/18	69,707
50,000	0.875%, 07/31/19	49,437
100,000	1.000%, 05/31/18	99,977
40,000	1.000%, 09/15/18	39,927
130,000	1.125%, 06/15/18	130,162
95,000	1.250%, 10/31/18	95,141
60,550	1.250%, 11/30/18	60,626
105,000	1.250%, 01/31/19	105,057
45,000	1.250%, 01/31/20	44,703
20,000	1.375%, 07/31/18	20,086
105,400	1.375%, 09/30/18	105,808
110,000	1.375%, 02/28/19	110,305
20,270	1.375%, 02/29/20	20,187
35,000	1.375%, 08/31/20	34,683
50,000	1.375%, 09/30/20	49,484
50,000	1.375%, 01/31/21	49,293
115,000	1.500%, 12/31/18	115,620
80,690	1.500%, 01/31/19	81,100
75,440	1.500%, 02/28/19	75,811

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	251

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligations — continued
227,010	1.500%, 05/31/19	227,994
20,000	1.500%, 11/30/19	20,027
100,490	1.625%, 03/31/19	101,220
105,650	1.625%, 04/30/19	106,405
65,000	1.625%, 06/30/19	65,427
100,000	1.625%, 07/31/19	100,625
35,210	2.000%, 11/30/20	35,587
60,200	2.625%, 01/31/18	61,101
20,000	2.625%, 04/30/18	20,373
40,000	2.750%, 02/28/18	40,706
15,000	2.750%, 02/15/19	15,437
75,000	2.875%, 03/31/18	76,518

	Total U.S. Treasury Obligations (Cost $2,912,506)	2,907,195

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.0%
	Investment Company — 1.0%
63,327	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.450% (b)(l) (Cost $63,327)	63,327

	Total Investments — 99.9% (Cost $6,045,772)	6,047,824
	Other Assets in Excess of Liabilities — 0.1%	7,661

	NET ASSETS — 100.0%	$6,055,485

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

252	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

JPMorgan Short Duration High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 0.9%
750	Continental Airlines Pass-Through Certificates, Series 2012-3, Class C, 6.125%, 04/29/18	782
	Continental Airlines Pass-Through Trust,
231	Series 2003-ERJ1, 7.875%, 07/02/18	239
6	Series 2006-ERJ1, 9.318%, 11/01/19 (e)	7
414	Sprint Spectrum Co. LLC, 3.360%, 09/20/21 (e)	415

	Total Asset-Backed Securities (Cost $1,438)	1,443

Corporate Bonds — 81.9%
	Consumer Discretionary — 14.5%
	Auto Components — 0.6%
230	American Axle & Manufacturing, Inc., 6.250%, 03/15/21	237
515	Icahn Enterprises LP, 4.875%, 03/15/19	523
255	IHO Verwaltungs GmbH, (Germany), 4.125%, (cash),09/15/21 (e) (v)	258

		1,018

	Automobiles — 0.5%
643	Fiat Chrysler Automobiles NV, (United Kingdom), 4.500%, 04/15/20	664
200	Jaguar Land Rover Automotive plc, (United Kingdom), 4.250%, 11/15/19 (e)	205

		869

	Hotels, Restaurants & Leisure — 5.8%
236	CCM Merger, Inc., 9.125%, 05/01/19 (e)	243
585	Choice Hotels International, Inc., 5.700%, 08/28/20	636
300	Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.500%, 07/01/19 (e)	298
	GLP Capital LP,
465	4.375%, 11/01/18	478
40	4.375%, 04/15/21	42
1,415	4.875%, 11/01/20	1,485
1,035	International Game Technology, 7.500%, 06/15/19	1,141
815	International Game Technology plc, 5.625%, 02/15/20 (e)	862
	MGM Resorts International,
1,040	5.250%, 03/31/20	1,094
200	6.625%, 12/15/21	223
475	8.625%, 02/01/19	525
699	NCL Corp. Ltd., 4.750%, 12/15/21 (e)	714
156	Ruby Tuesday, Inc., 7.625%, 05/15/20	151
780	Scientific Games International, Inc., 7.000%, 01/01/22 (e)	830

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hotels, Restaurants & Leisure — continued
66	Seminole Hard Rock Entertainment, Inc., 5.875%, 05/15/21 (e)	68
314	Shingle Springs Tribal Gaming Authority, 9.750%, 09/01/21 (e)	342
	Yum! Brands, Inc.,
225	3.750%, 11/01/21	229
155	3.875%, 11/01/20	159

		9,520

	Household Durables — 1.3%
	CalAtlantic Group, Inc.,
415	8.375%, 05/15/18	444
235	8.375%, 01/15/21	274
1,192	Mattamy Group Corp., (Canada), 6.500%, 11/15/20 (e)	1,225
250	PulteGroup, Inc., 4.250%, 03/01/21	256

		2,199

	Media — 6.3%
	Cablevision Systems Corp.,
385	7.750%, 04/15/18	404
525	8.000%, 04/15/20	580
146	8.625%, 09/15/17	151
175	Clear Channel Worldwide Holdings, Inc., Series B, 7.625%, 03/15/20	176
1,140	CSC Holdings LLC, 8.625%, 02/15/19	1,260
	DISH DBS Corp.,
905	4.250%, 04/01/18	923
650	4.625%, 07/15/17	656
1,479	7.875%, 09/01/19	1,648
871	NAI Entertainment Holdings, 5.000%, 08/01/18 (e)	879
750	Nielsen Finance LLC, 4.500%, 10/01/20	765
2,375	Sirius XM Radio, Inc., 4.250%, 05/15/20 (e)	2,405
500	TEGNA, Inc., 5.125%, 10/15/19	513

		10,360

	Total Consumer Discretionary	23,966

	Consumer Staples — 6.0%
	Beverages — 0.2%
250	Cott Beverages, Inc., (Canada), 6.750%, 01/01/20	258
125	DS Services of America, Inc., (Canada), 10.000%, 09/01/21 (e)	136

		394

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	253

JPMorgan Short Duration High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Food & Staples Retailing — 3.5%
	Safeway, Inc.,
502	3.950%, 08/15/20	481
2,740	5.000%, 08/15/19	2,794
	SUPERVALU, Inc.,
1,600	6.750%, 06/01/21	1,596
800	7.750%, 11/15/22	790

		5,661

	Food Products — 1.5%
1,947	Bumble Bee Holdings, Inc., 9.000%, 12/15/17 (e)	1,940
444	JBS USA LUX SA, (Brazil), 8.250%, 02/01/20 (e)	455
125	Post Holdings, Inc., 6.750%, 12/01/21 (e)	134

		2,529

	Personal Products — 0.8%
457	Nature’s Bounty Co. (The), 7.625%, 05/15/21 (e)	483
795	Revlon Consumer Products Corp., 5.750%, 02/15/21	801

		1,284

	Total Consumer Staples	9,868

	Energy — 12.7%
	Energy Equipment & Services — 1.6%
158	Precision Drilling Corp., (Canada), 6.500%, 12/15/21	162
	SESI LLC,
562	6.375%, 05/01/19	564
393	7.125%, 12/15/21	404
	Transocean, Inc.,
392	6.000%, 03/15/18	402
233	8.125%, 12/15/21	245
	Weatherford International Ltd.,
415	5.125%, 09/15/20	416
391	7.750%, 06/15/21	422

		2,615

	Oil, Gas & Consumable Fuels — 11.1%
	Antero Resources Corp.,
1,215	5.125%, 12/01/22	1,220
987	5.375%, 11/01/21	1,009
362	California Resources Corp., 8.000%, 12/15/22 (e)	308
	Chesapeake Energy Corp.,
400	6.125%, 02/15/21	387

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
270	6.625%, 08/15/20	269
55	8.000%, 12/15/22 (e)	58
79	CITGO Petroleum Corp., 6.250%, 08/15/22 (e)	81
551	Continental Resources, Inc., 5.000%, 09/15/22	562
400	Crestwood Midstream Partners LP, 6.000%, 12/15/20	412
	DCP Midstream Operating LP,
1,640	2.500%, 12/01/17	1,640
150	5.350%, 03/15/20 (e)	157
1,070	Enable Midstream Partners LP, 2.400%, 05/15/19	1,062
316	Encana Corp., (Canada), 3.900%, 11/15/21	324
415	Energy Transfer Equity LP, 7.500%, 10/15/20	466
415	EnLink Midstream Partners LP, 2.700%, 04/01/19	417
1,051	EP Energy LLC, 9.375%, 05/01/20	1,027
306	Newfield Exploration Co., 5.750%, 01/30/22	327
525	NGL Energy Partners LP, 5.125%, 07/15/19	526
800	NGPL PipeCo LLC, 9.625%, 06/01/19 (e)	832
	Oasis Petroleum, Inc.,
314	6.500%, 11/01/21	319
232	6.875%, 03/15/22	237
185	ONEOK Partners LP, 3.200%, 09/15/18	189
	QEP Resources, Inc.,
366	6.800%, 04/01/18	377
162	6.800%, 03/01/20	170
298	6.875%, 03/01/21	315
800	Rockies Express Pipeline LLC, 6.000%, 01/15/19 (e)	840
227	RSP Permian, Inc., 6.625%, 10/01/22	240
158	SM Energy Co., 6.500%, 11/15/21	162
	Sunoco LP,
1,000	5.500%, 08/01/20	1,008
211	6.250%, 04/15/21	214
800	Targa Resources Partners LP, 4.125%, 11/15/19	814
1,000	Tesoro Logistics LP, 5.500%, 10/15/19	1,060
1,193	Whiting Petroleum Corp., 5.000%, 03/15/19	1,203
140	Williams Cos., Inc. (The), 7.875%, 09/01/21	162

		18,394

	Total Energy	21,009

	Financials — 4.8%
	Banks — 2.0%
545	Barclays plc, (United Kingdom), VAR, 8.250%, 12/15/18 (x) (y)	578

SEE NOTES TO FINANCIAL STATEMENTS.

254	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Banks — continued
1,966	CIT Group, Inc., 3.875%, 02/19/19	2,012
575	Citigroup, Inc., Series Q, VAR, 5.950%, 08/15/20 (x) (y)	601

		3,191

	Capital Markets — 0.1%
204	Goldman Sachs Group, Inc. (The), Series L, VAR, 5.700%, 05/10/19 (x) (y)	210

	Consumer Finance — 1.7%
	Ally Financial, Inc.,
556	3.250%, 11/05/18	566
270	3.500%, 01/27/19	275
1,700	4.750%, 09/10/18	1,756
	Springleaf Finance Corp.,
26	7.750%, 10/01/21	28
119	8.250%, 12/15/20	131

		2,756

	Diversified Financial Services — 0.5%
300	CNG Holdings, Inc., 9.375%, 05/15/20 (e)	271
505	Nationstar Mortgage LLC, 6.500%, 08/01/18	512

		783

	Insurance — 0.1%
235	CNO Financial Group, Inc., 4.500%, 05/30/20	244

	Thrifts & Mortgage Finance — 0.4%
675	Radian Group, Inc., 5.500%, 06/01/19	709

	Total Financials	7,893

	Health Care — 6.4%
	Health Care Equipment & Supplies — 0.4%
700	Mallinckrodt International Finance SA, 3.500%, 04/15/18	702

	Health Care Providers & Services — 4.2%
450	Centene Corp., 5.625%, 02/15/21	474
	Community Health Systems, Inc.,
191	5.125%, 08/15/18	192
375	7.125%, 07/15/20	353
580	Fresenius Medical Care US Finance, Inc., (Germany), 5.750%, 02/15/21 (e)	631
325	HCA Holdings, Inc., 6.250%, 02/15/21	354
	HCA, Inc.,
521	3.750%, 03/15/19	534
620	4.250%, 10/15/19	645
700	6.500%, 02/15/20	768
825	IASIS Healthcare LLC, 8.375%, 05/15/19	806

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — continued
	Tenet Healthcare Corp.,
658	5.000%, 03/01/19	658
350	6.250%, 11/01/18	371
70	7.500%, 01/01/22 (e)	76
965	VAR, 4.463%, 06/15/20	976

		6,838

	Health Care Technology — 0.9%
1,445	Change Healthcare Holdings, Inc., 11.000%, 12/31/19	1,485

	Pharmaceuticals — 0.9%
	Valeant Pharmaceuticals International, Inc.,
355	5.375%, 03/15/20 (e)	318
635	6.375%, 10/15/20 (e)	578
330	6.750%, 08/15/18 (e)	325
330	7.000%, 10/01/20 (e)	280

		1,501

	Total Health Care	10,526

	Industrials — 8.8%
	Aerospace & Defense — 1.7%
1,510	Arconic, Inc., 5.720%, 02/23/19	1,602
	Bombardier, Inc., (Canada),
554	4.750%, 04/15/19 (e)	569
450	8.750%, 12/01/21 (e)	498

		2,669

	Airlines — 0.6%
536	Allegiant Travel Co., 5.500%, 07/15/19	553
359	American Airlines Group, Inc., 5.500%, 10/01/19 (e)	372
77	United Continental Holdings, Inc., 6.000%, 12/01/20	82

		1,007

	Building Products — 0.4%
90	Airxcel, Inc., 8.500%, 02/15/22 (e)	93
541	Unifrax I LLC, 7.500%, 02/15/19 (e)	539

		632

	Commercial Services & Supplies — 3.3%
1,470	ADT Corp. (The), 6.250%, 10/15/21	1,604
1,024	Garda World Security Corp., (Canada), 7.250%, 11/15/21 (e)	980
1,770	ILFC E-Capital Trust I, VAR, 4.670%, 12/21/65 (e)	1,664
289	Park Aerospace Holdings Ltd., (Ireland), 5.250%, 08/15/22 (e)	301

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	255

JPMorgan Short Duration High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Commercial Services & Supplies — continued
787	West Corp., 4.750%, 07/15/21 (e)	807

		5,356

	Construction & Engineering — 0.9%
460	Great Lakes Dredge & Dock Corp., 7.375%, 02/01/19	459
1,033	Tutor Perini Corp., 7.625%, 11/01/18	1,038

		1,497

	Electrical Equipment — 0.1%
165	International Wire Group, Inc., 10.750%, 08/01/21 (e)	160

	Machinery — 0.8%
595	BlueLine Rental Finance Corp., 7.000%, 02/01/19 (e)	607
300	Bluewater Holding BV, (Netherlands), Reg. S, 10.000%, 12/10/19 (e)	219
561	Navistar International Corp., 8.250%, 11/01/21	567

		1,393

	Marine — 0.1%
256	Shelf Drilling Holdings Ltd., (United Arab Emirates), 9.500%, 11/02/20 (e)	243

	Trading Companies & Distributors — 0.9%
445	Aircastle Ltd., 6.250%, 12/01/19	485
375	H&E Equipment Services, Inc., 7.000%, 09/01/22	395
625	WESCO Distribution, Inc., 5.375%, 12/15/21	647

		1,527

	Total Industrials	14,484

	Information Technology — 6.6%
	Electronic Equipment, Instruments & Components — 0.4%
550	Anixter, Inc., 5.625%, 05/01/19	580

	Internet Software & Services — 0.2%
297	InterActiveCorp., 4.875%, 11/30/18	301

	IT Services — 1.4%
2,240	Alliance Data Systems Corp., 5.875%, 11/01/21 (e)	2,318

	Semiconductors & Semiconductor Equipment — 0.6%
1,000	NXP BV, (Netherlands), 4.125%, 06/15/20 (e)	1,040

	Software — 1.3%
105	CURO Financial Technologies Corp., 12.000%, 03/01/22 (e)	108
800	Infor Software Parent LLC, 7.125%, (cash),05/01/21 (e) (v)	822
750	Infor US, Inc., 5.750%, 08/15/20 (e)	778

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Software — continued
354	Nuance Communications, Inc., 5.375%, 08/15/20 (e)	362

		2,070

	Technology Hardware, Storage & Peripherals — 2.7%
	Diamond 1 Finance Corp.,
489	4.420%, 06/15/21 (e)	513
260	5.875%, 06/15/21 (e)	275
3,560	EMC Corp., 2.650%, 06/01/20	3,471
400	NCR Corp., 4.625%, 02/15/21	409

		4,668

	Total Information Technology	10,977

	Materials — 8.6%
	Chemicals — 1.5%
	CF Industries, Inc.,
119	3.400%, 12/01/21 (e)	119
730	7.125%, 05/01/20	801
805	Hexion, Inc., 6.625%, 04/15/20	749
380	Momentive Performance Materials, Inc., 3.880%, 10/24/21	372
425	Rain CII Carbon LLC, 8.000%, 12/01/18 (e)	424

		2,465

	Construction Materials — 1.2%
	Cemex SAB de CV, (Mexico),
350	6.500%, 12/10/19 (e)	371
1,430	7.250%, 01/15/21 (e)	1,535

		1,906

	Containers & Packaging — 2.0%
1,000	Ardagh Packaging Finance plc, (Ireland), 4.250%, 09/15/22 (e)	1,014
300	Ball Corp., 4.375%, 12/15/20	315
375	Graphic Packaging International, Inc., 4.750%, 04/15/21	395
550	Owens-Illinois, Inc., 7.800%, 05/15/18	583
520	Reynolds Group Issuer, Inc., (New Zealand), VAR, 4.523%, 07/15/21 (e)	534
400	Sealed Air Corp., 6.500%, 12/01/20 (e)	450

		3,291

	Metals & Mining — 3.8%
395	AK Steel Corp., 7.625%, 05/15/20	403
	Anglo American Capital plc, (United Kingdom),
745	3.625%, 05/14/20 (e)	757
905	4.450%, 09/27/20 (e)	947

SEE NOTES TO FINANCIAL STATEMENTS.

256	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Metals & Mining — continued
500	ArcelorMittal, (Luxembourg), 5.125%, 06/01/20	528
380	BlueScope Steel Finance Ltd., (Australia), 6.500%, 05/15/21 (e)	405
	Freeport-McMoRan, Inc.,
1,105	2.375%, 03/15/18	1,099
500	6.500%, 11/15/20 (e)	514
390	Lundin Mining Corp., (Canada), 7.500%, 11/01/20 (e)	414
430	New Gold, Inc., (Canada), 7.000%, 04/15/20 (e)	438
46	Peabody Securities Finance Corp., 6.000%, 03/31/22 (e)	47
410	Steel Dynamics, Inc., 5.125%, 10/01/21	423
310	United States Steel Corp., 8.375%, 07/01/21 (e)	349

		6,324

	Paper & Forest Products — 0.1%
270	Hardwoods Acquisition, Inc., 7.500%, 08/01/21 (e)	239

	Total Materials	14,225

	Real Estate — 1.5%
	Equity Real Estate Investment Trusts (REITs) — 1.5%
800	Equinix, Inc., 5.375%, 01/01/22	845
	Iron Mountain, Inc.,
1,000	4.375%, 06/01/21 (e)	1,028
543	6.000%, 10/01/20 (e)	570
104	VEREIT Operating Partnership LP, 4.125%, 06/01/21	106

	Total Real Estate	2,549

	Telecommunication Services — 7.7%
	Diversified Telecommunication Services — 3.3%
500	Altice Financing SA, (Luxembourg), 6.500%, 01/15/22 (e)	522
610	CenturyLink, Inc., Series R, 5.150%, 06/15/17	615
	Frontier Communications Corp.,
600	7.125%, 03/15/19	638
845	8.125%, 10/01/18	904
1,600	8.500%, 04/15/20	1,697
613	Intelsat Jackson Holdings SA, (Luxembourg), 7.250%, 04/01/19	587
440	Sprint Capital Corp., 6.900%, 05/01/19	469

		5,432

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Wireless Telecommunication Services — 4.4%
750		SoftBank Group Corp., (Japan), 4.500%, 04/15/20 (e)	775
		Sprint Communications, Inc.,
750		7.000%, 08/15/20	809
2,200		9.000%, 11/15/18 (e)	2,409
		T-Mobile USA, Inc.,
1,250		6.125%, 01/15/22	1,324
525		6.250%, 04/01/21	543
1,375		6.542%, 04/28/20	1,414

			7,274

		Total Telecommunication Services	12,706

		Utilities — 4.3%
		Electric Utilities — 0.0% (g)
		Texas Competitive Electric Holdings Co. LLC,
2,925		8.500%, 05/01/20 (d)	9

		Independent Power & Renewable Electricity Producers — 4.3%
		AES Corp.,
850		7.375%, 07/01/21	958
965		VAR, 3.931%, 06/01/19	966
1,400		Calpine Corp., 6.000%, 01/15/22 (e)	1,468
1,500		Dynegy, Inc., 6.750%, 11/01/19	1,545
1,000		GenOn Energy, Inc., 9.875%, 10/15/20	735
388		NRG Energy, Inc., 7.875%, 05/15/21	403
1,033		Talen Energy Supply LLC, 4.625%, 07/15/19 (e)	1,005

			7,080

		Total Utilities	7,089

		Total Corporate Bonds (Cost $134,208)	135,292

SHARES
Common Stocks — 0.5%
		Energy — 0.0% (g)
		Oil, Gas & Consumable Fuels — 0.0% (g)
—	(h)	Southcross Holdco Equity (a)	32

		Utilities — 0.5%
		Electric Utilities — 0.5%
48		Vistra Energy Corp.	781

		Total Common Stocks (Cost $828)	813

Preferred Stocks — 0.9%
		Financials — 0.9%
		Consumer Finance — 0.4%
23		GMAC Capital Trust I, Series 2, VAR, 6.824%, 02/15/40 ($25 par value)	602

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	257

JPMorgan Short Duration High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Preferred Stocks — continued
	Insurance — 0.5%
1	XLIT Ltd., (Ireland), Series D, VAR, 4.143%, 04/17/17 ($1,000 par value) @	878

	Total Preferred Stocks (Cost $1,493)	1,480

PRINCIPAL AMOUNT($)
Loan Assignments — 13.6%
	Consumer Discretionary — 4.9%
	Auto Components — 0.2%
395	Key Safety Systems, Inc., Initial Term Loan, VAR, 5.540%, 08/29/21	399

	Hotels, Restaurants & Leisure — 0.9%
743	CBAC Borrower LLC, Term Loan B, VAR, 8.250%, 07/02/20	745
592	Intrawest Operations Group LLC, Initial Term Loan, VAR, 4.500%, 12/09/20	596
95	Landry’s, Inc., 1st Lien Term Loan, VAR, 4.029%, 09/22/23	96

		1,437

	Internet & Direct Marketing Retail — 0.6%
1,276	Lands’ End, Inc., Initial Term B Loan, VAR, 4.250%, 04/04/21	947

	Leisure Products — 0.5%
760	Delta 2 Sarl, USD Facility B-3, VAR, 5.068%, 07/30/21	762

	Media — 2.4%
304	Charter Communications Operating LLC, 1st Lien Term Loan I, VAR, 3.030%, 01/15/24	306
720	iHeartCommunications, Inc., Term Loan D, VAR, 7.531%, 01/30/19	625
142	iHeartCommunications, Inc., Tranche E Term Loan, VAR, 8.281%, 07/30/19	123
826	Univision Communications, Inc., 2013 Incremental Term Loan, VAR, 4.000%, 03/01/20	829
1,394	Univision Communications, Inc., Replacement 1st Lien Term Loan, VAR, 4.000%, 03/01/20	1,398
678	Zuffa LLC, 1st Lien Guaranteed Senior Secured Term Loan,VAR, 4.250%, 08/18/23	683

		3,964

	Specialty Retail — 0.3%
505	PetSmart, Inc., Term Loan B, VAR, 4.000%, 03/11/22	497

	Total Consumer Discretionary	8,006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 3.0%
	Food & Staples Retailing — 1.0%
825	Moran Foods LLC, Term Loan B, VAR, 7.000%, 11/29/23	818
644	Rite Aid Corp., Tranche 2 Term Loan, VAR, 4.875%, 06/21/21	646
162	SUPERVALU, Inc., Term Loan B, VAR, 5.500%, 03/21/19	163

		1,627

	Food Products — 2.0%
2,750	Dole Food Co., Inc., Tranche B Term Loan, VAR, 4.549%, 11/01/18	2,758
606	Hearthside Group Holdings LLC, 1st Lien Term Loan B, VAR, 4.000%, 06/21/21	609

		3,367

	Total Consumer Staples	4,994

	Energy — 1.8%
	Energy Equipment & Services — 0.2%
97	Drillships Ocean Ventures, Inc., Tranche B-1 Term Loan, VAR, 6.063%, 03/31/21	79
291	Floatel International Ltd., Initial Term Loan, (Bermuda), VAR, 6.000%, 06/27/20	254

		333

	Oil, Gas & Consumable Fuels — 1.6%
96	Alon USA Partners LP, MLP Term Loans, VAR, 9.250%, 11/26/18	96
117	Citgo Holding, Inc., Term Loan, VAR, 9.500%, 05/12/18	118
403	CITGO Petroleum Corp., Term B Loan, VAR, 4.500%, 07/29/21	405
875	Energy Transfer Equity LP, Term Loan, VAR, 3.529%, 02/02/24	877
797	Peabody Energy Corp., Term Loan, VAR, 4.250%, 09/24/20 (d)	806
201	Sabine Oil & Gas Corp., Term Loan, VAR, 12.000%, 12/31/18 (d) ^	6
84	Southcross Holdings Borrower LP, Tranche B Term Loan, VAR, 3.500%, 04/13/23	70
298	Western Refining, Inc., 1st Lien Term Loan B, VAR, 5.500%, 06/23/23	299

		2,677

	Total Energy	3,010

	Health Care — 1.2%
	Health Care Providers & Services — 0.8%
139	Acadia Healthcare Co., Inc., Tranche B-2 Term Loan, VAR, 3.781%, 02/16/23	140

SEE NOTES TO FINANCIAL STATEMENTS.

258	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Assignments — continued
	Health Care Providers & Services — continued
476	CHG Healthcare Services, Inc., Term Loan B, VAR, 4.750%, 06/07/23	482
203	MultiPlan, Inc., 1st Lien Term Loan B, VAR, 5.000%, 06/07/23	206
506	National Mentor Holdings, Inc., Tranche B Term Loan, VAR, 4.250%, 01/31/21	506

		1,334

	Pharmaceuticals — 0.4%
397	Endo Pharmaceutical, 2015 Incremental Term B Loan, VAR, 3.813%, 09/26/22	399
328	Valeant Pharmaceuticals International, Inc., Series F-1 Tranche B Term Loan, (Canada), VAR, 5.530%, 04/01/22	330

		729

	Total Health Care	2,063

	Industrials — 0.9%
	Airlines — 0.2%
384	Delta Air Lines, Inc., Term Loan B-1, VAR, 3.273%, 10/18/18	386

	Commercial Services & Supplies — 0.3%
395	University Support Services LLC, 1st Lien Term Loan B, VAR, 6.250%, 07/06/22	400

	Industrial Conglomerates — 0.2%
284	Hudson Products Holdings, Inc., Term Loan, VAR, 5.000%, 03/15/19	272

	Marine — 0.2%
412	Drillships Ocean Ventures, Inc., Term Loan, VAR, 5.563%, 07/25/21	381

	Total Industrials	1,439

	Materials — 0.8%
	Chemicals — 0.8%
757	Axalta Coating Systems U.S. Holdings, Inc., Term Loan, VAR, 3.498%, 02/01/20	766
497	Gemini HDPE LLC, Advance, VAR, 4.039%, 08/06/21	503

	Total Materials	1,269

	Real Estate — 0.3%
	Equity Real Estate Investment Trusts (REITs) — 0.3%
536	MGM Growth Properties, Term Loan B, VAR, 3.281%, 04/25/23	540

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 0.1%
	Diversified Telecommunication Services — 0.1%
144	Cincinnati Bell, Inc., Term Loan, VAR, 4.000%, 09/10/20	145

	Utilities — 0.6%
	Electric Utilities — 0.6%
512	Energy Future Intermediate Holding Co. LLC, Term Loan, VAR, 4.304%, 06/30/17	513
454	Texas Competitive Electric Holdings Co. LLC, Term Loan, VAR, 3.531%, 08/04/23	456
103	Texas Competitive Electric Holdings Co. LLC, Term Loan C, VAR, 3.531%, 08/04/23	104

	Total Utilities	1,073

	Total Loan Assignments (Cost $23,096)	22,539

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Utilities — 0.0% (g)
	Electric Utilities — 0.0% (g)
48	Vistra Energy Corp., expiring 12/31/49 (a) (Cost $—)	58

SHARES
Short-Term Investment — 1.1%
	Investment Company — 1.1%
1,864	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.450% (b) (l) (Cost $1,864)	1,864

	Total Investments — 98.9% (Cost $162,927)	163,489
	Other Assets in Excess of Liabilities — 1.1%	1,892

	NET ASSETS — 100.0%	$165,381

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	259

JPMorgan Treasury & Agency Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — 13.6%
4,000	Financing Corp. STRIPS, 1.415%, 11/30/17 (n)	3,972
5,663	New Valley Generation I, 7.299%, 03/15/19	5,966
2,236	New Valley Generation II, 5.572%, 05/01/20	2,381

	Total U.S. Government Agency Securities (Cost $12,280)	12,319

U.S. Treasury Obligations — 84.3%
	U.S. Treasury Note,
8,500	0.625%, 04/30/18	8,461
9,000	0.750%, 10/31/17	8,997
675	0.875%, 07/31/19	668
1,325	1.000%, 06/30/19	1,315
2,000	1.000%, 08/31/19	1,982
3,000	1.125%, 03/31/20	2,964
9,000	1.250%, 10/31/18	9,013
4,000	1.250%, 02/29/20	3,970
3,000	1.375%, 08/31/20	2,973
8,000	1.500%, 10/31/19	8,015
8,000	1.750%, 10/31/18	8,079
4,500	2.000%, 02/28/21	4,543
5,000	2.125%, 08/31/20	5,083
2,000	2.125%, 01/31/21	2,029
7,000	2.625%, 11/15/20	7,235
1,000	3.125%, 05/15/21	1,054

	Total U.S. Treasury Obligations (Cost $76,675)	76,381

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.6%
	Investment Company — 1.6%
1,456	JPMorgan Federal Money Market Fund, Institutional Class Shares, 0.430% (b) (l) (Cost $1,456)	1,456

	Total Investments — 99.5% (Cost $90,411)	90,156
	Other Assets in Excess of Liabilities — 0.5%	414

	NET ASSETS — 100.0%	$90,570

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

260	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

J.P. Morgan Income Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017

ACE	— Adjusted Current Earnings
ACES	— Alternative Credit Enhancement Securities
ARM	— Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of February 28, 2017.
AUD	— Australian Dollar
BRL	— Brazilian Real
CMBS	— Commercial Mortgage-Backed Security
CMO	— Collateralized Mortgage Obligation
CSMC	— Credit Suisse Mortgage Trust
DIP	— Debtor-in-possession
ESOP	— Employee Stock Ownership Program
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
HB

—  High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of February 28, 2017. The rate may be subject to a cap and floor.

IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JPY	— Japanese Yen
MLP	— Master Limited Partnership
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PO

—  Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REMIC	— Real Estate Mortgage Investment Conduit
Rev.	— Revenue
STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of February 28, 2017.
TBA	— To Be Announced
USD	— United States Dollar
VA	— Veterans Administration
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of February 28, 2017.
ZAR	— South African Rand

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security. Security has not paid its last interest payment and/or interest is not being accrued.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500.
(k)	— All or a portion of this security is deposited with the broker as initial margin for futures contracts or centrally cleared swaps.
(l)	— The rate shown is the current yield as of February 28, 2017.
(n)	— The rate shown is the effective yield as of February 28, 2017.
(r)	— Rates shown are per annum and payments are as described.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(v)	— Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(w)	— All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(x)

—  Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of February 28, 2017.

(y)	— Preferred Security.
@

—  The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is currently in effect as of February 28, 2017.

^	— All or a portion of the security is unsettled as of February 28, 2017. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
†	— The following approximates the value of investments restricted as collateral for swaps to various brokers (amounts in thousands):

	Fund	Value
	Inflation Managed Bond Fund	$25,832

[1]	— Security matures in 2110.
[2]	— Security matures in 2115.
[3]	— Security matures in 2105.
[4]	— Security matures in 2111.
[5]	— Security matures in 2114.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	261

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2017

(Amounts in thousands, except per share amounts)

	Core Bond Fund	Core Plus Bond Fund	Government Bond Fund
ASSETS:
Investments in non-affiliates, at value	$26,985,967	$8,244,654	$1,255,351
Investments in affiliates, at value	529,794	252,161	104,347

Total investment securities, at value	27,515,761	8,496,815	1,359,698
Foreign currency, at value	—	250	—
Deposits at broker for futures contracts	—	675	—
Receivables:
Due from custodian	—	4,343	—
Investment securities sold	12,583	12,909	7
Investment securities sold — delayed delivery securities	—	48,216	—
Fund shares sold	50,831	27,759	3,886
Interest and dividends from non-affiliates	114,099	50,263	4,063
Dividends from affiliates	352	204	27
Tax reclaims	—	41	—
Variation margin on centrally cleared swaps	—	149	—
Unrealized appreciation on forward foreign currency exchange contracts	—	62	—
Unrealized appreciation on unfunded commitments	—	3	—

Total Assets	27,693,626	8,641,689	1,367,681

LIABILITIES:
Payables:
Due to custodian	4,625	835	1
Distributions	20	—	—
Investment securities purchased	78,336	57,998	—
Investment securities purchased — delayed delivery securities	—	137,883	—
Fund shares redeemed	57,660	6,317	6,776
Variation margin on futures contracts	—	36	—
Unrealized depreciation on forward foreign currency exchange contracts	—	168	—
Accrued liabilities:
Investment advisory fees	5,420	1,468	106
Administration fees	1,192	389	42
Distribution fees	1,074	378	163
Shareholder servicing fees	924	34	13
Custodian and accounting fees	186	82	19
Collateral management fees	—	7	—
Trustees’ and Chief Compliance Officer’s fees	—	13	—
Audit fees	53	61	37
Sub-transfer agency fees	1,936	406	443
Other	1,400	485	141

Total Liabilities	152,826	206,560	7,741

Net Assets	$27,540,800	$8,435,129	$1,359,940

SEE NOTES TO FINANCIAL STATEMENTS.

262	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

	Core Bond Fund	Core Plus Bond Fund	Government Bond Fund
NET ASSETS:
Paid-in-Capital	$27,081,539	$8,440,001	$1,331,047
Accumulated undistributed (distributions in excess of) net investment income	5,399	2,665	196
Accumulated net realized gains (losses)	8,401	(11,279)	(179)
Net unrealized appreciation (depreciation)	445,461	3,742	28,876

Total Net Assets	$27,540,800	$8,435,129	$1,359,940

Net Assets:
Class A	$2,567,827	$1,074,610	$527,069
Class C	914,004	276,380	67,251
Class L (formerly Institutional Class)	—	1,309,781	—
Class R2	112,325	34,380	57,838
Class R3	439	20	499
Class R4	20	20	33
Class R5	437,365	20	—
Class R6	11,462,704	4,548,970	66,335
Class I (formerly Select Class)	12,046,116	1,190,948	640,915

Total	$27,540,800	$8,435,129	$1,359,940

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	222,259	130,778	50,027
Class C	78,621	33,452	6,403
Class L (formerly Institutional Class)	—	159,256	—
Class R2	9,736	4,185	5,495
Class R3	38	2	48
Class R4	2	2	3
Class R5	37,934	2	—
Class R6	991,739	553,346	6,301
Class I (formerly Select Class)	1,043,374	144,951	60,870

Net Asset Value (a):
Class A — Redemption price per share	$11.55	$8.22	$10.54
Class C — Offering price per share (b)	11.63	8.26	10.50
Class L (formerly Institutional Class) — Offering and redemption price per share	—	8.22	—
Class R2 — Offering and redemption price per share	11.54	8.21	10.53
Class R3 — Offering and redemption price per share	11.53	8.21	10.53
Class R4 — Offering and redemption price per share	11.54	8.21	10.53
Class R5 — Offering and redemption price per share	11.53	8.22	—
Class R6 — Offering and redemption price per share	11.56	8.22	10.53
Class I (formerly Select Class) — Offering and redemption price per share	11.55	8.22	10.53
Class A maximum sales charge	3.75%	3.75%	3.75%
Class A maximum public offering price per share	—	—	—
[net asset value per share/(100% — maximum sales charge)]	$12.00	$8.54	$10.95

Cost of investments in non-affiliates	$26,540,602	$8,236,816	$1,226,475
Cost of investments in affiliates	529,698	252,061	104,347
Cost of foreign currency	—	248	—
Premiums paid on swaps	—	3,573	—
Premiums received on swaps	—	623	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	263

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands, except per share amounts)

	High Yield Fund	Inflation Managed Bond Fund		Limited Duration Bond Fund
ASSETS:
Investments in non-affiliates, at value	$12,525,014	$1,436,592		$1,076,369
Investments in affiliates, at value	425,612	8,854		110,281
Investments in affiliates — restricted, at value	—	25,832		—

Total investment securities, at value	12,950,626	1,471,278		1,186,650
Cash	1,621	—	(a)	—	(a)
Receivables:
Investment securities sold	125,457	14		29
Fund shares sold	79,622	660		1,357
Interest and dividends from non-affiliates	196,922	8,024		1,764
Dividends from affiliates	130	7		62
Tax reclaims	750	—		—
Variation margin on centrally cleared swaps	57	—		—
Unrealized appreciation on unfunded commitments	124	—		—
Outstanding swap contracts, at value	—	6,651		—

Total Assets	13,355,309	1,486,634		1,189,862

LIABILITIES:
Payables:
Investment securities purchased	60,553	1,491		1,833
Fund shares redeemed	24,125	4,706		951
Outstanding swap contracts, at value	—	32,107		—
Accrued liabilities:
Investment advisory fees	5,109	387		138
Administration fees	385	91		25
Distribution fees	313	8		53
Shareholder servicing fees	66	55		60
Custodian and accounting fees	62	32		25
Collateral management fees	5	7		—
Trustees’ and Chief Compliance Officer’s fees	12	2		—
Audit fees	76	49		39
Sub-transfer agency fees	1,303	50		42
Other	1,253	426		55

Total Liabilities	93,262	39,411		3,221

Net Assets	$13,262,047	$1,447,223		$1,186,641

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

264	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

	High Yield Fund	Inflation Managed Bond Fund	Limited Duration Bond Fund
NET ASSETS:
Paid-in-Capital	$13,380,849	$1,484,086	$1,220,749
Accumulated undistributed (distributions in excess of) net investment income	947	1,358	(253)
Accumulated net realized gains (losses)	(401,910)	(27,039)	(28,901)
Net unrealized appreciation (depreciation)	282,161	(11,182)	(4,954)

Total Net Assets	$13,262,047	$1,447,223	$1,186,641

Net Assets:
Class A	$977,249	$26,932	$149,919
Class C	211,878	5,807	41,003
Class R2	8,591	—	—
Class R5	70,096	711	—
Class R6	5,558,568	855,276	757,219
Class I (formerly Select Class)	6,435,665	558,497	238,500

Total	$13,262,047	$1,447,223	$1,186,641

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	131,314	2,604	15,009
Class C	28,423	564	4,150
Class R2	1,156	—	—
Class R5	9,357	68	—
Class R6	742,958	82,589	75,707
Class I (formerly Select Class)	860,235	54,014	23,881

Net Asset Value (a):
Class A — Redemption price per share	$7.44	$10.34	$9.99
Class C — Offering price per share (b)	7.45	10.29	9.88
Class R2 — Offering and redemption price per share	7.43	—	—
Class R5 — Offering and redemption price per share	7.49	10.39	—
Class R6 — Offering and redemption price per share	7.48	10.36	10.00
Class I (formerly Select Class) — Offering and redemption price per share	7.48	10.34	9.99
Class A maximum sales charge	3.75%	3.75%	2.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$7.73	$10.74	$10.22

Cost of investments in non-affiliates	$12,250,963	$1,422,318	$1,081,331
Cost of investments in affiliates	425,612	8,854	110,273
Cost of investments in affiliates — restricted	—	25,832	—
Premiums paid on swaps	12,249	—	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	265

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands, except per share amounts)

	Mortgage-Backed Securities Fund	Short Duration Bond Fund	Short Duration High Yield Fund	Treasury & Agency Fund
ASSETS:
Investments in non-affiliates, at value	$2,318,132	$5,984,497	$161,625	$88,700
Investments in affiliates, at value	43,387	63,327	1,864	1,456

Total investment securities, at value	2,361,519	6,047,824	163,489	90,156
Cash	—	—	42	—	(a)
Receivables:
Investment securities sold	1,548	28,463	2,002	—
Fund shares sold	10,879	12,049	524	84
Interest and dividends from non-affiliates	6,627	25,673	2,135	481
Dividends from affiliates	11	11	1	—	(a)
Tax reclaims	—	—	17	—
Due from adviser	—	—	—	—	(a)
Other assets	1	—	—	—

Total Assets	2,380,585	6,114,020	168,210	90,721

LIABILITIES:
Payables:
Due to custodian	1,138	70	—	—
Investment securities purchased	4,318	49,057	2,679	—
Investment securities purchased — delayed delivery securities	6,113	—	—	—
Fund shares redeemed	3,398	6,168	25	76
Accrued liabilities:
Investment advisory fees	374	924	34	—
Administration fees	—	220	—	—
Distribution fees	38	155	1	4
Shareholder servicing fees	88	500	14	11
Custodian and accounting fees	57	91	8	5
Trustees’ and Chief Compliance Officer’s fees	2	16	—	—
Audit fees	41	46	56	37
Sub-transfer agency fees	92	45	1	5
Other	125	1,243	11	13

Total Liabilities	15,784	58,535	2,829	151

Net Assets	$2,364,801	$6,055,485	$165,381	$90,570

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

266	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

	Mortgage-Backed Securities Fund	Short Duration Bond Fund	Short Duration High Yield Fund	Treasury & Agency Fund
NET ASSETS:
Paid-in-Capital	$2,332,905	$6,057,406	$179,425	$90,823
Accumulated undistributed (distributions in excess of) net investment income	778	127	76	(2)
Accumulated net realized gains (losses)	(3,248)	(4,100)	(14,682)	4
Net unrealized appreciation (depreciation)	34,366	2,052	562	(255)

Total Net Assets	$2,364,801	$6,055,485	$165,381	$90,570

Net Assets:
Class A	$142,557	$535,288	$4,246	$20,123
Class C	18,062	89,565	1,283	—
Class R6	1,182,534	2,563,439	34,516	—
Class I (formerly Select Class)	1,021,648	2,867,193	125,336	70,447

Total	$2,364,801	$6,055,485	$165,381	$90,570

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	12,447	49,500	443	2,155
Class C	1,620	8,230	134	—
Class R6	105,826	236,770	3,601	—
Class I (formerly Select Class)	91,401	264,775	13,078	7,546

Net Asset Value (a):
Class A — Redemption price per share	$11.45	$10.81	$9.59	$9.34
Class C — Offering price per share (b)	11.15	10.88	9.57	—
Class R6 — Offering and redemption price per share	11.17	10.83	9.58	—
Class I (formerly Select Class) — Offering and redemption price per share	11.18	10.83	9.58	9.34
Class A maximum sales charge	3.75%	2.25%	2.25%	2.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$11.90	$11.06	$9.81	$9.55

Cost of investments in non-affiliates	$2,283,766	$5,982,445	$161,063	$88,955
Cost of investments in affiliates	43,387	63,327	1,864	1,456

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	267

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 28, 2017

(Amounts in thousands)

	Core Bond Fund	Core Plus Bond Fund		Government Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$855,301	$208,043		$37,856
Interest income from affiliates	32	20		2
Dividend income from non-affiliates	—	524		—
Dividend income from affiliates	4,061	2,074		202
Foreign taxes withheld	—	4		—

Total investment income	859,394	210,665		38,060

EXPENSES:
Investment advisory fees	86,923	19,796		4,055
Administration fees	23,743	5,404		1,107
Distribution fees:
Class A	7,518	2,579		1,387
Class C	7,494	2,148		556
Class R2	582	173		314
Class R3 (a)	— (b)	—	(b)	— (b)
Shareholder servicing fees:
Class A	7,518	2,579		1,387
Class C	2,498	716		185
Class L (formerly Institutional Class)	—	1,110		—
Class R2	291	87		157
Class R3 (a)	— (b)	—	(b)	— (b)
Class R4 (a)	— (b)	—	(b)	— (b)
Class R5 (c)	229	—	(b)	—
Class I (formerly Select Class)	30,156	1,741		1,551
Custodian and accounting fees	1,214	520		120
Interest expense to affiliates	—	—	(b)	—
Professional fees	623	315		85
Collateral management fees	—	41		—
Trustees’ and Chief Compliance Officer’s fees	85	47		27
Printing and mailing costs	2,827	525		108
Registration and filing fees	570	645		154
Transfer agency fees (See Note 2.I.)	533	140		164
Sub-transfer agency fees (See Note 2.I.)	10,735	2,373		2,210
Other	401	112		27

Total expenses	183,940	41,051		13,594

Less fees waived	(35,659)	(6,694)		(3,920)
Less earnings credits	(1)	—	(b)	—
Less expense reimbursements	(134)	(367)		(760)

Net expenses	148,146	33,990		8,914

Net investment income (loss)	711,248	176,675		29,146

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	96,242	6,119		4,207
Investments in affiliates	126	64		—
Futures	—	3,397		—
Foreign currency transactions	—	(520)		—
Swaps	—	(897)		—

Net realized gain (loss)	96,368	8,163		4,207

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(418,174)	5,670		(42,766)
Investments in affiliates	96	100		—
Futures	—	(1,547)		—
Foreign currency translations	—	31		—
Swaps	—	(2,489)		—
Unfunded commitments	7	3		—

Change in net unrealized appreciation/depreciation	(418,071)	1,768		(42,766)

Net realized/unrealized gains (losses)	(321,703)	9,931		(38,559)

Change in net assets resulting from operations	$389,545	$186,606		$(9,413)

(a)	Commencement of offering of class of shares effective September 9, 2016.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Core Plus Bond Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

268	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

	High Yield Fund	Inflation Managed Bond Fund	Limited Duration Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$733,392	$36,078	$19,328
Interest income from affiliates	38	89	1
Dividend income from non-affiliates	9,564	—	—
Dividend income from affiliates	1,688	101	544

Total investment income	744,682	36,268	19,873

EXPENSES:
Investment advisory fees	73,831	5,074	3,140
Administration fees	9,569	1,188	1,029
Distribution fees:
Class A	2,358	73	445
Class C	1,600	33	351
Class R2	43	3	—
Shareholder servicing fees:
Class A	2,358	73	445
Class C	533	11	117
Class R2	22	2	—
Class R5	32	1	—
Class I (formerly Select Class)	14,870	1,513	692
Custodian and accounting fees	395	194	200
Professional fees	240	105	81
Collateral management fees	15	51	—
Trustees’ and Chief Compliance Officer’s fees	57	27	25
Printing and mailing costs	1,320	—	91
Registration and filing fees	468	109	65
Transfer agency fees (See Note 2.I.)	1,399	19	36
Sub-transfer agency fees (See Note 2.I.)	6,739	163	233
Other	134	33	25

Total expenses	115,983	8,672	6,975

Less fees waived	(26,153)	(923)	(2,221)
Less earnings credits	(2)	—	—
Less expense reimbursements	(953)	(66)	—

Net expenses	88,875	7,683	4,754

Net investment income (loss)	655,807	28,585	15,119

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(150,453)	4,760	(236)
Investments in affiliates	— (a)	8	32
Swaps	13,392	(22,164)	—

Net realized gain (loss)	(137,061)	(17,396)	(204)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,340,903	(8,896)	3,507
Investments in affiliates	—	— (a)	8
Swaps	7,986	56,234	—
Unfunded commitments	124	—	—

Change in net unrealized appreciation/depreciation	1,349,013	47,338	3,515

Net realized/unrealized gains (losses)	1,211,952	29,942	3,311

Change in net assets resulting from operations	$1,867,759	$58,527	$18,430

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	269

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

	Mortgage-Backed Securities Fund	Short Duration Bond Fund		Short Duration High Yield Fund	Treasury & Agency Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$83,638	$134,982		$8,225	$1,200
Interest income from affiliates	4	—	(a)	— (a)	—
Dividend income from non-affiliates	—	—		189	—
Dividend income from affiliates	735	143		22	4

Total investment income	84,377	135,125		8,436	1,204

EXPENSES:
Investment advisory fees	9,416	24,370		791	302
Administration fees	2,205	7,990		130	82
Distribution fees:
Class A	457	1,339		8	63
Class C	153	745		4	—
Shareholder servicing fees:
Class A	457	1,339		8	63
Class C	51	249		1	—
Class I (formerly Select Class)	2,882	15,435		304	188
Custodian and accounting fees	341	520		54	26
Interest expense to affiliates	1	—		—	—
Professional fees	146	174		107	65
Interest expense to non-affiliates	—	—		—	1
Trustees’ and Chief Compliance Officer’s fees	30	59		23	23
Printing and mailing costs	195	1,270		10	9
Registration and filing fees	113	197		71	29
Transfer agency fees (See Note 2.I.)	47	116		4	6
Sub-transfer agency fees (See Note 2.I.)	644	3,942		2	26
Other	47	176		9	5

Total expenses	17,185	57,921		1,526	888

Less fees waived	(8,129)	(9,603)		(546)	(373)
Less earnings credits	— (a)	—	(a)	—	—
Less expense reimbursements	—	—		— (a)	—

Net expenses	9,056	48,318		980	515

Net investment income (loss)	75,321	86,807		7,456	689

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(1,779)	3,002		(4,607)	59
Investments in affiliates	46	—		—	—

Net realized gain (loss)	(1,733)	3,002		(4,607)	59

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(45,915)	3,927		16,679	(913)
Investments in affiliates	— (a)	—		—	—
Unfunded commitments	— (a)	2		—	—

Change in net unrealized appreciation/depreciation	(45,915)	3,929		16,679	(913)

Net realized/unrealized gains (losses)	(47,648)	6,931		12,072	(854)

Change in net assets resulting from operations	$27,673	$93,738		$19,528	$(165)

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

270	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Core Bond Fund		Core Plus Bond Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Year Ended February 29, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$711,248	$674,007	$176,675	$130,807
Net realized gain (loss)	96,368	65,200	8,163	(17,927)
Change in net unrealized appreciation/depreciation	(418,071)	(230,536)	1,768	(96,909)

Change in net assets resulting from operations	389,545	508,671	186,606	15,971

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(66,935)	(77,176)	(25,129)	(20,653)
From net realized gains	(10,135)	(5,773)	—	(1,670)
Class B (a)
From net investment income	—	(58)	—	(6)
Class C
From net investment income	(15,568)	(14,251)	(5,032)	(5,609)
From net realized gains	(3,629)	(1,845)	—	(548)
Class L (formerly Institutional Class)
From net investment income	—	—	(29,844)	(21,960)
From net realized gains	—	—	—	(1,564)
Class R2
From net investment income	(2,334)	(2,105)	(702)	(678)
From net realized gains	(426)	(213)	—	(66)
Class R3 (b)
From net investment income	(1)	—	— (c)	—
From net realized gains	— (c)	—	—	—
Class R4 (b)
From net investment income	— (c)	—	— (c)	—
From net realized gains	— (c)	—	—	—
Class R5 (d)
From net investment income	(11,676)	(9,514)	— (c)	—
From net realized gains	(1,691)	(735)	—	—
Class R6
From net investment income	(323,776)	(283,647)	(95,297)	(47,065)
From net realized gains	(41,298)	(24,825)	—	(5,085)
Class I (formerly Select Class)
From net investment income	(293,299)	(295,000)	(19,468)	(36,145)
From net realized gains	(45,059)	(21,607)	—	(758)

Total distributions to shareholders	(815,827)	(736,749)	(175,472)	(141,807)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,547,472)	1,376,925	3,663,393	1,022,920

NET ASSETS:
Change in net assets	(1,973,754)	1,148,847	3,674,527	897,084
Beginning of period	29,514,554	28,365,707	4,760,602	3,863,518

End of period	$27,540,800	$29,514,554	$8,435,129	$4,760,602

Accumulated undistributed (distributions in excess of) net investment income	$5,399	$7,707	$2,665	$1,529

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Commencement of offering of class of shares effective September 9, 2016.
(c)	Amount rounds to less than 500.
(d)	Commencement of offering of class of shares effective September 9, 2016 for Core Plus Bond Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	271

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Government Bond Fund		High Yield Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Year Ended February 29, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$29,146	$28,463	$655,807	$558,430
Net realized gain (loss)	4,207	618	(137,061)	(218,886)
Change in net unrealized appreciation/depreciation	(42,766)	1,041	1,349,013	(1,242,298)

Change in net assets resulting from operations	(9,413)	30,122	1,867,759	(902,754)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(11,468)	(13,051)	(50,388)	(45,574)
From net realized gains	(1,856)	(8,104)	—	(492)
Class B (a)
From net investment income	—	(13)	—	(41)
Class C
From net investment income	(1,013)	(1,092)	(10,279)	(11,837)
From net realized gains	(256)	(968)	—	(126)
Class R2
From net investment income	(1,145)	(1,080)	(440)	(525)
From net realized gains	(202)	(757)	—	(6)
Class R3 (b)
From net investment income	(1)	—	—	—
From net realized gains	— (c)	—	—	—
Class R4 (b)
From net investment income	— (c)	—	—	—
From net realized gains	— (c)	—	—	—
Class R5
From net investment income	—	—	(3,620)	(3,813)
From net realized gains	—	—	—	(36)
Class R6 (d)
From net investment income	(974)	—	(256,840)	(161,050)
From net realized gains	(247)	—	—	(2,073)
Class I (formerly Select Class)
From net investment income	(14,607)	(14,519)	(334,379)	(337,926)
From net realized gains	(2,211)	(8,055)	—	(3,062)

Total distributions to shareholders	(33,980)	(47,639)	(655,946)	(566,561)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	96,551	49,839	2,761,563	483,159

NET ASSETS:
Change in net assets	53,158	32,322	3,973,376	(986,156)
Beginning of period	1,306,782	1,274,460	9,288,671	10,274,827

End of period	$1,359,940	$1,306,782	$13,262,047	$9,288,671

Accumulated undistributed (distributions in excess of) net investment income	$196	$258	$947	$5,287

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Commencement of offering of class of shares effective September 9, 2016 for Government Bond Fund.
(c)	Amount rounds to less than 500.
(d)	Commencement of offering of class of shares effective August 1, 2016 for Government Bond Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

272	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

	Inflation Managed Bond Fund		Limited Duration Bond Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Year Ended February 29, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$28,585	$25,755	$15,119	$11,408
Net realized gain (loss)	(17,396)	(6,288)	(204)	(165)
Change in net unrealized appreciation/depreciation	47,338	(32,951)	3,515	(6,628)

Change in net assets resulting from operations	58,527	(13,484)	18,430	4,615

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(469)	(751)	(1,617)	(1,452)
Class C
From net investment income	(45)	(30)	(196)	(97)
Class R2
From net investment income	(9)	(2)	—	—
Class R5
From net investment income	(34)	(196)	—	—
Class R6
From net investment income	(15,530)	(10,023)	(10,392)	(3,706)
Class I (formerly Select Class)
From net investment income	(11,002)	(15,877)	(3,176)	(6,303)

Total distributions to shareholders	(27,089)	(26,879)	(15,381)	(11,558)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(144,045)	(183,626)	(69,654)	322,424

NET ASSETS:
Change in net assets	(112,607)	(223,989)	(66,605)	315,481
Beginning of period	1,559,830	1,783,819	1,253,246	937,765

End of period	$1,447,223	$1,559,830	$1,186,641	$1,253,246

Accumulated undistributed (distributions in excess of) net investment income	$1,358	$(229)	$(253)	$(245)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	273

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mortgage-Backed Securities Fund		Short Duration Bond Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Year Ended February 29, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$75,321	$74,201	$86,807	$100,522
Net realized gain (loss)	(1,733)	1,786	3,002	6,262
Change in net unrealized appreciation/depreciation	(45,915)	2,402	3,929	(41,779)

Change in net assets resulting from operations	27,673	78,389	93,738	65,005

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(4,421)	(4,236)	(3,349)	(2,421)
From net realized gains	(99)	(150)	(589)	(425)
Class B (a)
From net investment income	—	—	—	— (b)
Class C
From net investment income	(414)	(225)	(124)	(147)
From net realized gains	(12)	(9)	(101)	(87)
Class R6
From net investment income	(38,754)	(41,985)	(32,973)	(33,410)
From net realized gains	(764)	(1,179)	(2,937)	(2,444)
Class I (formerly Select Class)
From net investment income	(31,789)	(30,537)	(51,875)	(64,725)
From net realized gains	(708)	(880)	(3,715)	(5,599)

Total distributions to shareholders	(76,961)	(79,201)	(95,663)	(109,258)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(272,200)	101,972	(4,898,492)	(101,531)

NET ASSETS:
Change in net assets	(321,488)	101,160	(4,900,417)	(145,784)
Beginning of period	2,686,289	2,585,129	10,955,902	11,101,686

End of period	$2,364,801	$2,686,289	$6,055,485	$10,955,902

Accumulated undistributed (distributions in excess of) net investment income	$778	$838	$127	$1,645

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

274	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

	Short Duration High Yield Fund		Treasury & Agency Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Year Ended February 29, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,456	$9,551	$689	$695
Net realized gain (loss)	(4,607)	(6,895)	59	93
Change in net unrealized appreciation/depreciation	16,679	(12,081)	(913)	259

Change in net assets resulting from operations	19,528	(9,425)	(165)	1,047

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(145)	(134)	(117)	(134)
From net realized gains	—	—	(13)	(26)
Class C
From net investment income	(22)	(11)	—	—
Class R6
From net investment income	(1,586)	(2,816)	—	—
Class I (formerly Select Class)
From net investment income	(5,727)	(6,607)	(576)	(586)
From net realized gains	—	—	(43)	(84)

Total distributions to shareholders	(7,480)	(9,568)	(749)	(830)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(3,966)	(79,606)	(14,227)	(24,709)

NET ASSETS:
Change in net assets	8,082	(98,599)	(15,141)	(24,492)
Beginning of period	157,299	255,898	105,711	130,203

End of period	$165,381	$157,299	$90,570	$105,711

Accumulated undistributed (distributions in excess of) net investment income	$76	$101	$(2)	$2

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	275

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Core Bond Fund		Core Plus Bond Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Year Ended February 29, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,067,787	$1,289,184	$639,491	$461,853
Distributions reinvested	73,203	77,471	24,306	21,470
Cost of shares redeemed	(1,604,704)	(3,307,992)	(429,790)	(224,501)
Conversion from Class B Shares	—	16,134	—	1,021

Change in net assets resulting from Class A capital transactions	$(463,714)	$(1,925,203)	$234,007	$259,843

Class B (a)
Proceeds from shares issued	$—	$35	$—	$12
Distributions reinvested	—	57	—	6
Cost of shares redeemed	—	(3,500)	—	(322)
Conversion to Class A Shares	—	(16,134)	—	(1,021)

Change in net assets resulting from Class B capital transactions	$—	$(19,542)	$—	$(1,325)

Class C
Proceeds from shares issued	$200,594	$153,635	$86,450	$82,689
Distributions reinvested	17,780	14,985	4,747	5,774
Cost of shares redeemed	(265,609)	(230,260)	(80,585)	(71,859)

Change in net assets resulting from Class C capital transactions	$(47,235)	$(61,640)	$10,612	$16,604

Class L (formerly Institutional Class)
Proceeds from shares issued	$—	$—	$1,157,719	$343,641
Distributions reinvested	—	—	28,625	22,760
Cost of shares redeemed	—	—	(677,177)	(161,023)

Change in net assets resulting from Class L (formerly Institutional Class) capital transactions	$—	$—	$509,167	$205,378

Class R2
Proceeds from shares issued	$34,734	$34,628	$16,268	$27,876
Distributions reinvested	2,516	2,138	390	471
Cost of shares redeemed	(36,454)	(40,726)	(17,248)	(12,096)

Change in net assets resulting from Class R2 capital transactions	$796	$(3,960)	$(590)	$16,251

Class R3 (b)
Proceeds from shares issued	$438	$—	$20	$—
Distributions reinvested	1	—	— (c)	—

Change in net assets resulting from Class R3 capital transactions	$439	$—	$20	$—

Class R4 (b)
Proceeds from shares issued	$20	$—	$20	$—
Distributions reinvested	— (c)	—	— (c)	—

Change in net assets resulting from Class R4 capital transactions	$20	$—	$20	$—

Class R5 (d)
Proceeds from shares issued	$144,937	$206,211	$20	$—
Distributions reinvested	10,336	7,651	— (c)	—
Cost of shares redeemed	(156,022)	(126,009)	—	—

Change in net assets resulting from Class R5 capital transactions	$(749)	$87,853	$20	$—

SEE NOTES TO FINANCIAL STATEMENTS.

276	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

	Core Bond Fund		Core Plus Bond Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Year Ended February 29, 2016
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$2,623,317	$6,249,156	$2,659,080	$1,783,621
Distributions reinvested	345,240	296,498	93,172	48,212
Cost of shares redeemed	(4,496,407)	(2,896,201)	(599,668)	(236,828)

Change in net assets resulting from Class R6 capital transactions	$(1,527,850)	$3,649,453	$2,152,584	$1,595,005

Class I (formerly Select Class)
Proceeds from shares issued	$4,830,464	$5,814,466	$980,467	$308,123
Distributions reinvested	266,061	267,721	16,739	35,211
Cost of shares redeemed	(4,605,704)	(6,432,223)	(239,653)	(1,412,170)

Change in net assets resulting from Class I capital transactions	$490,821	$(350,036)	$757,553	$(1,068,836)

Total change in net assets resulting from capital transactions	$(1,547,472)	$1,376,925	$3,663,393	$1,022,920

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Commencement of offering of class of shares effective September 9, 2016.
(c)	Amount rounds to less than 500.
(d)	Commencement of offering of class of shares effective September 9, 2016 for Core Plus Bond Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	277

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Core Bond Fund		Core Plus Bond Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Year Ended February 29, 2016
SHARE TRANSACTIONS:
Class A
Issued	90,442	110,021	77,016	56,139
Reinvested	6,236	6,617	2,935	2,618
Redeemed	(135,927)	(281,776)	(51,788)	(27,302)
Conversion from Class B Shares	—	1,378	—	123

Change in Class A Shares	(39,249)	(163,760)	28,163	31,578

Class B (a)
Issued	—	3	—	1
Reinvested	—	5	—	1
Redeemed	—	(298)	—	(39)
Conversion to Class A Shares	—	(1,378)	—	(122)

Change in Class B Shares	—	(1,668)	—	(159)

Class C
Issued	16,809	13,038	10,353	10,016
Reinvested	1,509	1,274	570	700
Redeemed	(22,504)	(19,545)	(9,698)	(8,692)

Change in Class C Shares	(4,186)	(5,233)	1,225	2,024

Class L (formerly Institutional Class)
Issued	—	—	139,191	41,799
Reinvested	—	—	3,454	2,772
Redeemed	—	—	(82,023)	(19,545)

Change in Class L (formerly Institutional Class) Shares	—	—	60,622	25,026

Class R2
Issued	2,949	2,961	1,966	3,383
Reinvested	215	183	47	57
Redeemed	(3,102)	(3,480)	(2,079)	(1,466)

Change in Class R2 Shares	62	(336)	(66)	1,974

Class R3 (b)
Issued	38	—	2	—
Reinvested	— (c)	—	— (c)	—

Change in Class R3 Shares	38	—	2	—

Class R4 (b)
Issued	2	—	2	—
Reinvested	— (c)	—	— (c)	—

Change in Class R4 Shares	2	—	2	—

Class R5 (d)
Issued	12,291	17,692	2	—
Reinvested	883	655	— (c)	—
Redeemed	(13,340)	(10,781)	—	—

Change in Class R5 Shares	(166)	7,566	2	—

Class R6
Issued	224,169	533,969	321,357	217,064
Reinvested	29,390	25,344	11,254	5,900
Redeemed	(380,184)	(247,410)	(72,345)	(28,834)

Change in Class R6 Shares	(126,625)	311,903	260,266	194,130

SEE NOTES TO FINANCIAL STATEMENTS.

278	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

	Core Bond Fund		Core Plus Bond Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Year Ended February 29, 2016
SHARE TRANSACTIONS: (continued)
Class I (formerly Select Class)
Issued	410,399	495,668	118,908	37,482
Reinvested	22,703	22,898	2,027	4,271
Redeemed	(391,798)	(550,438)	(29,103)	(172,400)

Change in Class I Shares	41,304	(31,872)	91,832	(130,647)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Commencement of offering of class of shares effective September 9, 2016.
(c)	Amount rounds to less than 500.
(d)	Commencement of offering of class of shares effective September 9, 2016 for Core Plus Bond Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	279

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Government Bond Fund		High Yield Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Year Ended February 29, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$215,457	$275,090	$588,637	$672,055
Distributions reinvested	7,468	12,237	48,690	42,259
Cost of shares redeemed	(253,053)	(291,606)	(622,061)	(567,419)
Conversion from Class B Shares	—	2,720	—	3,096

Change in net assets resulting from Class A capital transactions	$(30,128)	$(1,559)	$15,266	$149,991

Class B (a)
Proceeds from shares issued	$—	$30	$—	$43
Distributions reinvested	—	11	—	38
Cost of shares redeemed	—	(671)	—	(1,333)
Conversion to Class A Shares	—	(2,720)	—	(3,096)

Change in net assets resulting from Class B capital transactions	$—	$(3,350)	$—	$(4,348)

Class C
Proceeds from shares issued	$23,500	$19,726	$38,494	$26,897
Distributions reinvested	1,092	1,634	9,567	10,999
Cost of shares redeemed	(28,375)	(24,327)	(57,169)	(84,351)

Change in net assets resulting from Class C capital transactions	$(3,783)	$(2,967)	$(9,108)	$(46,455)

Class R2
Proceeds from shares issued	$30,565	$28,842	$2,665	$3,650
Distributions reinvested	859	1,175	326	431
Cost of shares redeemed	(32,995)	(21,862)	(3,910)	(4,621)

Change in net assets resulting from Class R2 capital transactions	$(1,571)	$8,155	$(919)	$(540)

Class R3 (b)
Proceeds from shares issued	$497	$—	$—	$—
Distributions reinvested	1	—	—	—

Change in net assets resulting from Class R3 capital transactions	$498	$—	$—	$—

Class R4 (b)
Proceeds from shares issued	$33	$—	$—	$—
Distributions reinvested	— (c)	—	—	—

Change in net assets resulting from Class R4 capital transactions	$33	$—	$—	$—

Class R5
Proceeds from shares issued	$—	$—	$21,151	$19,127
Distributions reinvested	—	—	3,322	3,552
Cost of shares redeemed	—	—	(18,536)	(32,841)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$5,937	$(10,162)

Class R6 (d)
Proceeds from shares issued	$85,832	$—	$1,952,004	$2,263,337
Distributions reinvested	1,221	—	243,295	149,887
Cost of shares redeemed	(17,870)	—	(795,906)	(276,392)

Change in net assets resulting from Class R6 capital transactions	$69,183	$—	$1,399,393	$2,136,832

SEE NOTES TO FINANCIAL STATEMENTS.

280	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

	Government Bond Fund		High Yield Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Year Ended February 29, 2016
CAPITAL TRANSACTIONS: (continued)
Class I (formerly Select Class)
Proceeds from shares issued	$317,390	$207,849	$3,465,849	$2,078,892
Distributions reinvested	14,171	17,840	211,065	228,026
Cost of shares redeemed	(269,242)	(176,129)	(2,325,920)	(4,049,077)

Change in net assets resulting from Class I capital transactions	$62,319	$49,560	$1,350,994	$(1,742,159)

Total change in net assets resulting from capital transactions	$96,551	$49,839	$2,761,563	$483,159

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Commencement of offering of class of shares effective September 9, 2016 for Government Bond Fund.
(c)	Amount rounds to less than 500.
(d)	Commencement of offering of class of shares effective August 1, 2016 for Government Bond Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	281

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Government Bond Fund		High Yield Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Year Ended February 29, 2016
SHARE TRANSACTIONS:
Class A
Issued	19,943	25,337	82,031	94,167
Reinvested	696	1,132	6,772	5,918
Redeemed	(23,486)	(26,828)	(86,713)	(79,106)
Conversion from Class B Shares	—	249	—	407

Change in Class A Shares	(2,847)	(110)	2,090	21,386

Class B (a)
Issued	—	3	—	6
Reinvested	—	1	—	5
Redeemed	—	(62)	—	(174)
Conversion to Class A Shares	—	(249)	—	(406)

Change in Class B Shares	—	(307)	—	(569)

Class C
Issued	2,170	1,820	5,378	3,719
Reinvested	102	152	1,329	1,526
Redeemed	(2,652)	(2,245)	(7,929)	(11,691)

Change in Class C Shares	(380)	(273)	(1,222)	(6,446)

Class R2
Issued	2,833	2,662	372	506
Reinvested	80	109	45	60
Redeemed	(3,060)	(2,015)	(545)	(652)

Change in Class R2 Shares	(147)	756	(128)	(86)

Class R3 (b)
Issued	48	—	—	—
Reinvested	— (c)	—	—	—

Change in Class R3 Shares	48	—	—	—

Class R4 (b)
Issued	3	—	—	—
Reinvested	— (c)	—	—	—

Change in Class R4 Shares	3	—	—	—

Class R5
Issued	—	—	2,920	2,616
Reinvested	—	—	459	490
Redeemed	—	—	(2,558)	(4,483)

Change in Class R5 Shares	—	—	821	(1,377)

Class R6 (d)
Issued	7,884	—	268,311	313,320
Reinvested	115	—	33,595	21,110
Redeemed	(1,698)	—	(110,556)	(39,034)

Change in Class R6 Shares	6,301	—	191,350	295,396

Class I (formerly Select Class)
Issued	29,446	19,141	480,661	288,780
Reinvested	1,321	1,650	29,143	31,426
Redeemed	(24,967)	(16,199)	(319,978)	(564,957)

Change in Class I Shares	5,800	4,592	189,826	(244,751)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Commencement of offering of class of shares effective September 9, 2016 for Government Bond Fund.
(c)	Amount rounds to less than 500.
(d)	Commencement of offering of class of shares effective August 1, 2016 for Government Bond Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

282	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

	Inflation Managed Bond Fund		Limited Duration Bond Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Year Ended February 29, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$17,023	$15,190	$42,442	$92,942
Distributions reinvested	467	751	1,544	1,391
Cost of shares redeemed	(42,549)	(22,673)	(92,904)	(99,104)
Conversion from Class B Shares	—	—	—	122

Change in net assets resulting from Class A capital transactions	$(25,059)	$(6,732)	$(48,918)	$(4,649)

Class B (a)
Proceeds from shares issued	$—	$—	$—	$4
Cost of shares redeemed	—	—	—	(86)
Conversion to Class A Shares	—	—	—	(122)

Change in net assets resulting from Class B capital transactions	$—	$—	$—	$(204)

Class C
Proceeds from shares issued	$3,759	$622	$6,670	$14,826
Distributions reinvested	45	30	187	92
Cost of shares redeemed	(1,611)	(1,485)	(16,885)	(17,520)

Change in net assets resulting from Class C capital transactions	$2,193	$(833)	$(10,028)	$(2,602)

Class R2
Proceeds from shares issued	$787	$358	$—	$—
Distributions reinvested	9	2	—	—
Cost of shares redeemed	(1,161)	(80)	—	—

Change in net assets resulting from Class R2 capital transactions	$(365)	$280	$—	$—

Class R5
Proceeds from shares issued	$415	$1,524	$—	$—
Distributions reinvested	34	196	—	—
Cost of shares redeemed	(11,749)	(2,211)	—	—

Change in net assets resulting from Class R5 capital transactions	$(11,300)	$(491)	$—	$—

Class R6
Proceeds from shares issued	$161,830	$424,960	$117,213	$734,862
Distributions reinvested	15,196	9,688	9,697	3,224
Cost of shares redeemed	(137,330)	(128,254)	(51,913)	(97,953)

Change in net assets resulting from Class R6 capital transactions	$39,696	$306,394	$74,997	$640,133

Class I (formerly Select Class)
Proceeds from shares issued	$153,879	$156,573	$104,903	$411,901
Distributions reinvested	4,597	9,612	2,154	5,449
Cost of shares redeemed	(307,686)	(648,429)	(192,762)	(727,604)

Change in net assets resulting from Class I capital transactions	$(149,210)	$(482,244)	$(85,705)	$(310,254)

Total change in net assets resulting from capital transactions	$(144,045)	$(183,626)	$(69,654)	$322,424

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	283

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Inflation Managed Bond Fund		Limited Duration Bond Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Year Ended February 29, 2016
SHARE TRANSACTIONS:
Class A
Issued	1,656	1,480	4,246	9,289
Reinvested	45	74	154	139
Redeemed	(4,137)	(2,217)	(9,291)	(9,915)
Conversion from Class B Shares	—	—	—	12

Change in Class A Shares	(2,436)	(663)	(4,891)	(475)

Class B (a)
Redeemed	—	—	—	(9)
Conversion to Class A Shares	—	—	—	(12)

Change in Class B Shares	—	—	—	(21)

Class C
Issued	367	61	674	1,499
Reinvested	4	3	19	9
Redeemed	(157)	(145)	(1,707)	(1,771)

Change in Class C Shares	214	(81)	(1,014)	(263)

Class R2
Issued	76	36	—	—
Reinvested	1	— (b)	—	—
Redeemed	(113)	(8)	—	—

Change in Class R2 Shares	(36)	28	—	—

Class R5
Issued	40	149	—	—
Reinvested	3	19	—	—
Redeemed	(1,139)	(217)	—	—

Change in Class R5 Shares	(1,096)	(49)	—	—

Class R6
Issued	15,706	41,783	11,728	73,445
Reinvested	1,474	950	969	323
Redeemed	(13,291)	(12,685)	(5,183)	(9,797)

Change in Class R6 Shares	3,889	30,048	7,514	63,971

Class I (formerly Select Class)
Issued	14,962	15,343	10,492	41,154
Reinvested	447	941	215	545
Redeemed	(29,885)	(63,764)	(19,281)	(72,883)

Change in Class I Shares	(14,476)	(47,480)	(8,574)	(31,184)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

284	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

	Mortgage-Backed Securities Fund		Short Duration Bond Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Year Ended February 29, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$78,482	$122,386	$220,863	$473,231
Distributions reinvested	4,274	4,295	3,864	2,760
Cost of shares redeemed	(146,503)	(56,848)	(216,984)	(172,446)
Conversion from Class B Shares	—	—	—	363

Change in net assets resulting from Class A capital transactions	$(63,747)	$69,833	$7,743	$303,908

Class B (a)
Proceeds from shares issued	$—	$—	$—	$35
Distributions reinvested	—	—	—	— (b)
Cost of shares redeemed	—	—	—	(151)
Conversion to Class A Shares	—	—	—	(363)

Change in net assets resulting from Class B capital transactions	$—	$—	$—	$(479)

Class C
Proceeds from shares issued	$8,567	$14,586	$16,534	$23,148
Distributions reinvested	370	217	215	226
Cost of shares redeemed	(9,763)	(3,258)	(37,966)	(36,175)

Change in net assets resulting from Class C capital transactions	$(826)	$11,545	$(21,217)	$(12,801)

Class R6
Proceeds from shares issued	$95,724	$177,261	$1,440,807	$2,124,251
Subscriptions in-kind (See Note 9)	—	—	44,995	—
Distributions reinvested	37,102	40,071	14,083	21,544
Cost of shares redeemed	(310,536)	(229,992)	(2,106,088)	(1,929,940)

Change in net assets resulting from Class R6 capital transactions	$(177,710)	$(12,660)	$(606,203)	$215,855

Class I (formerly Select Class)
Proceeds from shares issued	$535,331	$412,165	$2,097,279	$2,488,315
Distributions reinvested	24,385	21,595	39,733	44,385
Cost of shares redeemed	(589,633)	(400,506)	(6,415,827)	(3,140,714)

Change in net assets resulting from Class I capital transactions	$(29,917)	$33,254	$(4,278,815)	$(608,014)

Total change in net assets resulting from capital transactions	$(272,200)	$101,972	$(4,898,492)	$(101,531)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	285

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mortgage-Backed Securities Fund		Short Duration Bond Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Year Ended February 29, 2016
SHARE TRANSACTIONS:
Class A
Issued	6,735	10,533	20,372	43,602
Reinvested	369	370	356	254
Redeemed	(12,607)	(4,892)	(19,988)	(15,900)
Conversion from Class B Shares	—	—	—	33

Change in Class A Shares	(5,503)	6,011	740	27,989

Class B (a)
Issued	—	—	—	4
Reinvested	—	—	—	— (b)
Redeemed	—	—	—	(14)
Conversion to Class A Shares	—	—	—	(33)

Change in Class B Shares	—	—	—	(43)

Class C
Issued	755	1,288	1,513	2,122
Reinvested	33	19	20	21
Redeemed	(865)	(288)	(3,477)	(3,312)

Change in Class C Shares	(77)	1,019	(1,944)	(1,169)

Class R6
Issued	8,433	15,585	132,525	195,339
Subscriptions in-kind (See Note 9)	—	—	4,128	—
Reinvested	3,278	3,535	1,297	1,983
Redeemed	(27,560)	(20,216)	(193,738)	(177,528)

Change in Class R6 Shares	(15,849)	(1,096)	(55,788)	19,794

Class I (formerly Select Class)
Issued	47,186	36,302	192,745	228,970
Reinvested	2,155	1,905	3,655	4,084
Redeemed	(52,206)	(35,316)	(590,477)	(288,919)

Change in Class I Shares	(2,865)	2,891	(394,077)	(55,865)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

286	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

	Short Duration High Yield Fund		Treasury & Agency Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Year Ended February 29, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,898	$12,531	$5,793	$21,299
Distributions reinvested	145	134	128	155
Cost of shares redeemed	(596)	(11,651)	(20,229)	(13,558)
Conversion from Class B Shares	—	—	—	— (a)

Change in net assets resulting from Class A capital transactions	$1,447	$1,014	$(14,308)	$7,896

Class B (b)
Cost of shares redeemed	$—	$—	$—	$(36)
Conversion to Class A Shares	—	—	—	— (a)

Change in net assets resulting from Class B capital transactions	$—	$—	$—	$(36)

Class C
Proceeds from shares issued	$1,207	$260	$—	$—
Distributions reinvested	22	11	—	—
Cost of shares redeemed	(244)	(303)	—	—

Change in net assets resulting from Class C capital transactions	$985	$(32)	$—	$—

Class R6
Proceeds from shares issued	$6,319	$1,999	$—	$—
Distributions reinvested	1	1	—	—
Cost of shares redeemed	(20,000)	(31,670)	—	—

Change in net assets resulting from Class R6 capital transactions	$(13,680)	$(29,670)	$—	$—

Class I (formerly Select Class)
Proceeds from shares issued	$50,107	$37,758	$35,069	$13,981
Distributions reinvested	1,254	1,247	330	413
Cost of shares redeemed	(44,079)	(89,923)	(35,318)	(46,963)

Change in net assets resulting from Class I capital transactions	$7,282	$(50,918)	$81	$(32,569)

Total change in net assets resulting from capital transactions	$(3,966)	$(79,606)	$(14,227)	$(24,709)

(a)	Amount rounds to less than 500.
(b)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	287

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Short Duration High Yield Fund		Treasury & Agency Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Year Ended February 29, 2016
SHARE TRANSACTIONS:
Class A
Issued	200	1,294	615	2,265
Reinvested	16	15	14	16
Redeemed	(63)	(1,220)	(2,147)	(1,439)
Conversion from Class B Shares	—	—	—	— (a)

Change in Class A Shares	153	89	(1,518)	842

Class B (b)
Redeemed	—	—	—	(4)
Conversion to Class A Shares	—	—	—	— (a)

Change in Class B Shares	—	—	—	(4)

Class C
Issued	128	28	—	—
Reinvested	2	1	—	—
Redeemed	(26)	(32)	—	—

Change in Class C Shares	104	(3)	—	—

Class R6
Issued	694	215	—	—
Reinvested	— (a)	— (a)	—	—
Redeemed	(2,225)	(3,298)	—	—

Change in Class R6 Shares	(1,531)	(3,083)	—	—

Class I (formerly Select Class)
Issued	5,376	3,987	3,720	1,485
Reinvested	134	133	35	44
Redeemed	(4,729)	(9,581)	(3,758)	(4,987)

Change in Class I Shares	781	(5,461)	(3)	(3,458)

(a)	Amount rounds to less than 500.
(b)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

288	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED FEBRUARY 28, 2017

(Amounts in thousands)

Mortgage-Backed Securities Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase in net assets resulting from operations	$27,673

Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(673,133)
Proceeds from disposition of investment securities	721,689
Proceeds from short-term investments — affiliates, net	222,821
Change in unrealized (appreciation)/depreciation on investments	45,915
Net realized (gain)/loss on investments in non-affiliates	1,779
Net realized (gain)/loss on investments in affiliates	(46)
Net amortization (accretion) of income	5,970
Increase in interest and dividends receivable from non-affiliates	(181)
Decrease in dividends receivable from affiliates	60
Increase in other assets	(1)
Decrease in investment advisory fees payable	(66)
Decrease in distribution fees payable	(13)
Decrease in shareholder servicing fees payable	(34)
Decrease in custodian and accounting fees payable	(33)
Decrease in Trustees’ and Chief Compliance Officer’s fees payable	(2)
Decrease in audit fees payable	(5)
Decrease in sub-transfer agent fees payable	(9)
Increase in other accrued expenses payable	13
Decrease in unrealized appreciation on unfunded commitments	— (a)

Net cash provided (used) by operating activities	352,397

Cash flows provided (used) by financing activities:
Increase in due to custodian	1,138
Proceeds from shares issued	716,017
Payment for shares redeemed	(1,058,742)
Cash distributions paid to shareholders (net of reinvestments of $66,131)	(10,830)

Net cash provided (used) by financing activities	(352,417)

Net decrease in cash	(20)

Cash:
Beginning of period	20

End of period	$—

(a)	Amount rounds to less than 500.

Supplemental disclosure of cash flow information:

For the year ended February 28, 2017, the Fund paid $1 in interest expenses to affiliates.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	289

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Core Bond Fund
Class A
Year Ended February 28, 2017	$11.75	$0.26	$(0.16)	$0.10	$(0.26)	$(0.04)	$(0.30)
Year Ended February 29, 2016	11.84	0.25	(0.07)	0.18	(0.25)	(0.02)	(0.27)
Year Ended February 28, 2015	11.65	0.27	0.20	0.47	(0.27)	(0.01)	(0.28)
Year Ended February 28, 2014	12.02	0.30	(0.32)	(0.02)	(0.29)	(0.06)	(0.35)
Year Ended February 28, 2013	11.93	0.32	0.11	0.43	(0.32)	(0.02)	(0.34)
Class C
Year Ended February 28, 2017	11.82	0.19	(0.16)	0.03	(0.18)	(0.04)	(0.22)
Year Ended February 29, 2016	11.90	0.17	(0.06)	0.11	(0.17)	(0.02)	(0.19)
Year Ended February 28, 2015	11.71	0.19	0.21	0.40	(0.20)	(0.01)	(0.21)
Year Ended February 28, 2014	12.07	0.22	(0.31)	(0.09)	(0.21)	(0.06)	(0.27)
Year Ended February 28, 2013	11.98	0.25	0.10	0.35	(0.24)	(0.02)	(0.26)
Class R2
Year Ended February 28, 2017	11.73	0.23	(0.14)	0.09	(0.24)	(0.04)	(0.28)
Year Ended February 29, 2016	11.82	0.22	(0.07)	0.15	(0.22)	(0.02)	(0.24)
Year Ended February 28, 2015	11.63	0.24	0.20	0.44	(0.24)	(0.01)	(0.25)
Year Ended February 28, 2014	12.00	0.27	(0.32)	(0.05)	(0.26)	(0.06)	(0.32)
Year Ended February 28, 2013	11.91	0.29	0.11	0.40	(0.29)	(0.02)	(0.31)
Class R3
September 9, 2016 (g) through February 28, 2017	11.93	0.12	(0.35)	(0.23)	(0.13)	(0.04)	(0.17)
Class R4
September 9, 2016 (g) through February 28, 2017	11.93	0.13	(0.34)	(0.21)	(0.14)	(0.04)	(0.18)
Class R5
Year Ended February 28, 2017	11.72	0.30	(0.15)	0.15	(0.30)	(0.04)	(0.34)
Year Ended February 29, 2016	11.82	0.28	(0.07)	0.21	(0.29)	(0.02)	(0.31)
Year Ended February 28, 2015	11.63	0.30	0.21	0.51	(0.31)	(0.01)	(0.32)
Year Ended February 28, 2014	12.00	0.33	(0.31)	0.02	(0.33)	(0.06)	(0.39)
Year Ended February 28, 2013	11.91	0.36	0.10	0.46	(0.35)	(0.02)	(0.37)
Class R6
Year Ended February 28, 2017	11.75	0.31	(0.15)	0.16	(0.31)	(0.04)	(0.35)
Year Ended February 29, 2016	11.84	0.30	(0.07)	0.23	(0.30)	(0.02)	(0.32)
Year Ended February 28, 2015	11.65	0.31	0.21	0.52	(0.32)	(0.01)	(0.33)
Year Ended February 28, 2014	12.02	0.34	(0.32)	0.02	(0.33)	(0.06)	(0.39)
Year Ended February 28, 2013	11.92	0.36	0.12	0.48	(0.36)	(0.02)	(0.38)
Class I (formerly Select Class)
Year Ended February 28, 2017	11.74	0.28	(0.14)	0.14	(0.29)	(0.04)	(0.33)
Year Ended February 29, 2016	11.83	0.27	(0.07)	0.20	(0.27)	(0.02)	(0.29)
Year Ended February 28, 2015	11.64	0.28	0.21	0.49	(0.29)	(0.01)	(0.30)
Year Ended February 28, 2014	12.01	0.32	(0.32)	— (h)	(0.31)	(0.06)	(0.37)
Year Ended February 28, 2013	11.92	0.34	0.11	0.45	(0.34)	(0.02)	(0.36)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

290	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$11.55	0.91%	$2,567,827	0.74%	2.21%	0.98%	23%
11.75	1.57	3,071,916	0.74	2.11	0.98	22
11.84	4.16	5,034,237	0.74	2.27	0.96	15
11.65	(0.08)	5,237,738	0.75	2.52	0.97	15
12.02	3.56	6,347,063	0.74	2.68	0.97	15

11.63	0.31	914,004	1.39	1.57	1.46	23
11.82	0.98	978,417	1.39	1.47	1.45	22
11.90	3.45	1,047,962	1.39	1.62	1.46	15
11.71	(0.69)	1,216,032	1.40	1.84	1.47	15
12.07	2.91	2,549,712	1.39	2.03	1.47	15

11.54	0.75	112,325	0.99	1.97	1.36	23
11.73	1.32	113,488	0.99	1.87	1.34	22
11.82	3.90	118,352	0.99	2.01	1.24	15
11.63	(0.33)	110,094	1.00	2.28	1.23	15
12.00	3.32	112,812	0.99	2.40	1.22	15

11.53	(1.89)	439	0.86	2.15	0.93	23

11.54	(1.73)	20	0.64	2.35	0.70	23

11.53	1.30	437,365	0.44	2.52	0.53	23
11.72	1.83	446,658	0.44	2.42	0.52	22
11.82	4.49	360,868	0.44	2.56	0.52	15
11.63	0.21	325,239	0.45	2.84	0.53	15
12.00	3.87	286,302	0.44	2.96	0.52	15

11.56	1.40	11,462,704	0.34	2.61	0.40	23
11.75	2.00	13,142,391	0.34	2.52	0.41	22
11.84	4.53	9,552,192	0.38	2.62	0.44	15
11.65	0.24	6,635,284	0.40	2.90	0.48	15
12.02	3.98	5,132,037	0.39	3.01	0.47	15

11.55	1.18	12,046,116	0.55	2.42	0.71	23
11.74	1.77	11,761,684	0.57	2.29	0.71	22
11.83	4.32	12,232,357	0.57	2.43	0.71	15
11.64	0.08	9,526,541	0.58	2.68	0.72	15
12.01	3.73	14,911,091	0.57	2.84	0.72	15

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	291

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Core Plus Bond Fund
Class A
Year Ended February 28, 2017	$8.15	$0.20	$0.07	$0.27	$(0.20)	$—	$(0.20)
Year Ended February 29, 2016	8.40	0.24	(0.23)	0.01	(0.24)	(0.02)	(0.26)
Year Ended February 28, 2015	8.31	0.27	0.15	0.42	(0.27)	(0.06)	(0.33)
Year Ended February 28, 2014	8.49	0.30	(0.12)	0.18	(0.30)	(0.06)	(0.36)
Year Ended February 28, 2013	8.38	0.31	0.10	0.41	(0.30)	— (g)	(0.30)

Class C
Year Ended February 28, 2017	8.19	0.15	0.07	0.22	(0.15)	—	(0.15)
Year Ended February 29, 2016	8.44	0.18	(0.23)	(0.05)	(0.18)	(0.02)	(0.20)
Year Ended February 28, 2015	8.35	0.22	0.14	0.36	(0.21)	(0.06)	(0.27)
Year Ended February 28, 2014	8.52	0.24	(0.11)	0.13	(0.24)	(0.06)	(0.30)
Year Ended February 28, 2013	8.42	0.26	0.09	0.35	(0.25)	— (g)	(0.25)

Class L (formerly Institutional Class)
Year Ended February 28, 2017	8.16	0.22	0.06	0.28	(0.22)	—	(0.22)
Year Ended February 29, 2016	8.40	0.26	(0.22)	0.04	(0.26)	(0.02)	(0.28)
Year Ended February 28, 2015	8.32	0.28	0.15	0.43	(0.29)	(0.06)	(0.35)
Year Ended February 28, 2014	8.49	0.32	(0.11)	0.21	(0.32)	(0.06)	(0.38)
Year Ended February 28, 2013	8.39	0.33	0.10	0.43	(0.33)	— (g)	(0.33)

Class R2
Year Ended February 28, 2017	8.14	0.17	0.07	0.24	(0.17)	—	(0.17)
Year Ended February 29, 2016	8.39	0.20	(0.23)	(0.03)	(0.20)	(0.02)	(0.22)
Year Ended February 28, 2015	8.30	0.23	0.15	0.38	(0.23)	(0.06)	(0.29)
Year Ended February 28, 2014	8.48	0.26	(0.12)	0.14	(0.26)	(0.06)	(0.32)
Year Ended February 28, 2013	8.38	0.28	0.09	0.37	(0.27)	— (g)	(0.27)

Class R3
September 9, 2016 (h) through February 28, 2017	8.39	0.09	(0.18)	(0.09)	(0.09)	—	(0.09)

Class R4
September 9, 2016 (h) through February 28, 2017	8.39	0.10	(0.18)	(0.08)	(0.10)	—	(0.10)

Class R5
September 9, 2016 (h) through February 28, 2017	8.39	0.10	(0.16)	(0.06)	(0.11)	—	(0.11)

Class R6
Year Ended February 28, 2017	8.15	0.23	0.07	0.30	(0.23)	—	(0.23)
Year Ended February 29, 2016	8.40	0.26	(0.22)	0.04	(0.27)	(0.02)	(0.29)
Year Ended February 28, 2015	8.31	0.29	0.15	0.44	(0.29)	(0.06)	(0.35)
Year Ended February 28, 2014	8.49	0.33	(0.12)	0.21	(0.33)	(0.06)	(0.39)
Year Ended February 28, 2013	8.38	0.34	0.10	0.44	(0.33)	— (g)	(0.33)

Class I (formerly Select Class)
Year Ended February 28, 2017	8.14	0.23	0.07	0.30	(0.22)	—	(0.22)
Year Ended February 29, 2016	8.39	0.25	(0.23)	0.02	(0.25)	(0.02)	(0.27)
Year Ended February 28, 2015	8.30	0.28	0.14	0.42	(0.27)	(0.06)	(0.33)
Year Ended February 28, 2014	8.48	0.30	(0.11)	0.19	(0.31)	(0.06)	(0.37)
Year Ended February 28, 2013	8.38	0.32	0.09	0.41	(0.31)	— (g)	(0.31)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Amount rounds to less than $0.005.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

292	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$8.22	3.34%	$1,074,610	0.74%	2.44%	1.03%	59%
8.15	0.09	836,190	0.75	2.88	1.02	45
8.40	5.10	596,507	0.74	3.18	0.97	52
8.31	2.12	334,499	0.75	3.54	0.95	25
8.49	5.06	568,987	0.73	3.67	0.95	25

8.26	2.64	276,380	1.39	1.80	1.48	59
8.19	(0.60)	263,986	1.40	2.23	1.49	45
8.44	4.37	254,815	1.39	2.58	1.46	52
8.35	1.54	254,763	1.40	2.88	1.45	25
8.52	4.27	559,441	1.38	3.02	1.45	25

8.22	3.46	1,309,781	0.48	2.70	0.56	59
8.16	0.49	804,375	0.49	3.14	0.55	45
8.40	5.24	618,643	0.48	3.39	0.54	52
8.32	2.51	260,210	0.49	3.86	0.56	25
8.49	5.20	51,964	0.47	3.94	0.55	25

8.21	2.91	34,380	1.14	2.05	1.41	59
8.14	(0.34)	34,621	1.15	2.48	1.41	45
8.39	4.70	19,108	1.14	2.79	1.31	52
8.30	1.72	12,063	1.15	3.16	1.20	25
8.48	4.56	9,675	1.13	3.25	1.20	25

8.21	(1.07)	20	0.93	2.22	0.95	59

8.21	(0.95)	20	0.68	2.46	0.70	59

8.22	(0.75)	20	0.49	2.65	0.51	59

8.22	3.68	4,548,970	0.39	2.79	0.42	59
8.15	0.43	2,388,798	0.40	3.22	0.42	45
8.40	5.44	830,958	0.39	3.48	0.43	52
8.31	2.48	326,452	0.40	3.92	0.45	25
8.49	5.40	243,671	0.39	3.99	0.45	25

8.22	3.74	1,190,948	0.45	2.75	0.74	59
8.14	0.21	432,632	0.64	3.00	0.69	45
8.39	5.20	1,542,145	0.64	3.32	0.69	52
8.30	2.23	1,275,145	0.65	3.66	0.70	25
8.48	5.05	1,516,099	0.63	3.78	0.70	25

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	293

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Government Bond Fund
Class A
Year Ended February 28, 2017	$10.86	$0.22	(f)	$(0.28)	$(0.06)	$(0.22)	$(0.04)	$(0.26)
Year Ended February 29, 2016	11.02	0.23	(f)	— (g)	0.23	(0.24)	(0.15)	(0.39)
Year Ended February 28, 2015	11.03	0.27		0.19	0.46	(0.26)	(0.21)	(0.47)
Year Ended February 28, 2014	11.56	0.29		(0.47)	(0.18)	(0.30)	(0.05)	(0.35)
Year Ended February 28, 2013	11.55	0.30		0.01	0.31	(0.30)	—	(0.30)

Class C
Year Ended February 28, 2017	10.83	0.15	(f)	(0.29)	(0.14)	(0.15)	(0.04)	(0.19)
Year Ended February 29, 2016	10.98	0.15	(f)	0.01	0.16	(0.16)	(0.15)	(0.31)
Year Ended February 28, 2015	10.99	0.19		0.19	0.38	(0.18)	(0.21)	(0.39)
Year Ended February 28, 2014	11.52	0.20		(0.47)	(0.27)	(0.21)	(0.05)	(0.26)
Year Ended February 28, 2013	11.51	0.22		— (g)	0.22	(0.21)	—	(0.21)

Class R2
Year Ended February 28, 2017	10.85	0.20	(f)	(0.28)	(0.08)	(0.20)	(0.04)	(0.24)
Year Ended February 29, 2016	11.01	0.20	(f)	0.01	0.21	(0.22)	(0.15)	(0.37)
Year Ended February 28, 2015	11.02	0.25		0.18	0.43	(0.23)	(0.21)	(0.44)
Year Ended February 28, 2014	11.55	0.26		(0.47)	(0.21)	(0.27)	(0.05)	(0.32)
Year Ended February 28, 2013	11.54	0.28		— (g)	0.28	(0.27)	—	(0.27)

Class R3
September 9, 2016 (h) through February 28, 2017	10.90	0.09	(f)	(0.32)	(0.23)	(0.10)	(0.04)	(0.14)

Class R4
September 9, 2016 (h) through February 28, 2017	10.90	0.10	(f)	(0.32)	(0.22)	(0.11)	(0.04)	(0.15)

Class R6
August 1, 2016 (h) through February 28, 2017	10.97	0.14	(f)	(0.40)	(0.26)	(0.14)	(0.04)	(0.18)

Class I (formerly Select Class)
Year Ended February 28, 2017	10.86	0.25	(f)	(0.29)	(0.04)	(0.25)	(0.04)	(0.29)
Year Ended February 29, 2016	11.02	0.26	(f)	— (g)	0.26	(0.27)	(0.15)	(0.42)
Year Ended February 28, 2015	11.03	0.31		0.18	0.49	(0.29)	(0.21)	(0.50)
Year Ended February 28, 2014	11.56	0.32		(0.48)	(0.16)	(0.32)	(0.05)	(0.37)
Year Ended February 28, 2013	11.54	0.33		0.02	0.35	(0.33)	—	(0.33)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than 0.005.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

294	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$10.54	(0.57)%	$527,069	0.74%	2.07%	1.13%	15%
10.86	2.16	574,262	0.75	2.13	1.13	15
11.02	4.23	583,764	0.75	2.47	1.09	18
11.03	(1.60)	681,612	0.74	2.55	1.05	5
11.56	2.67	777,517	0.74	2.61	1.01	12

10.50	(1.36)	67,251	1.43	1.38	1.49	15
10.83	1.49	73,435	1.48	1.40	1.52	15
10.98	3.47	77,471	1.48	1.74	1.57	18
10.99	(2.35)	86,180	1.47	1.80	1.54	5
11.52	1.94	186,164	1.47	1.89	1.51	12

10.53	(0.82)	57,838	0.99	1.82	1.42	15
10.85	1.92	61,217	1.00	1.88	1.41	15
11.01	3.95	53,792	1.00	2.21	1.37	18
11.02	(1.84)	50,214	0.99	2.31	1.30	5
11.55	2.44	49,501	0.99	2.34	1.26	12

10.53	(2.18)	499	0.83	1.89	0.93	15

10.53	(2.09)	33	0.64	2.01	0.72	15

10.53	(2.37)	66,335	0.34	2.33	0.43	15

10.53	(0.38)	640,915	0.47	2.34	0.83	15
10.86	2.46	597,868	0.48	2.40	0.81	15
11.02	4.51	556,051	0.48	2.74	0.82	18
11.03	(1.36)	685,750	0.47	2.82	0.80	5
11.56	3.02	859,946	0.47	2.88	0.76	12

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	295

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
High Yield Fund
Class A
Year Ended February 28, 2017	$6.65	$0.39	$0.79	$1.18	$(0.39)	$—	$(0.39)
Year Ended February 29, 2016	7.71	0.40	(1.06)	(0.66)	(0.40)	— (e)	(0.40)
Year Ended February 28, 2015	8.08	0.41	(0.19)	0.22	(0.42)	(0.17)	(0.59)
Year Ended February 28, 2014	8.17	0.47	0.12	0.59	(0.47)	(0.21)	(0.68)
Year Ended February 28, 2013	7.89	0.51	0.32	0.83	(0.50)	(0.05)	(0.55)

Class C
Year Ended February 28, 2017	6.66	0.35	0.79	1.14	(0.35)	—	(0.35)
Year Ended February 29, 2016	7.72	0.36	(1.06)	(0.70)	(0.36)	— (e)	(0.36)
Year Ended February 28, 2015	8.09	0.36	(0.19)	0.17	(0.37)	(0.17)	(0.54)
Year Ended February 28, 2014	8.18	0.43	0.12	0.55	(0.43)	(0.21)	(0.64)
Year Ended February 28, 2013	7.90	0.46	0.33	0.79	(0.46)	(0.05)	(0.51)

Class R2
Year Ended February 28, 2017	6.64	0.36	0.80	1.16	(0.37)	—	(0.37)
Year Ended February 29, 2016	7.70	0.38	(1.06)	(0.68)	(0.38)	— (e)	(0.38)
Year Ended February 28, 2015	8.06	0.38	(0.18)	0.20	(0.39)	(0.17)	(0.56)
Year Ended February 28, 2014	8.15	0.45	0.11	0.56	(0.44)	(0.21)	(0.65)
Year Ended February 28, 2013	7.88	0.49	0.31	0.80	(0.48)	(0.05)	(0.53)

Class R5
Year Ended February 28, 2017	6.69	0.41	0.80	1.21	(0.41)	—	(0.41)
Year Ended February 29, 2016	7.75	0.42	(1.06)	(0.64)	(0.42)	— (e)	(0.42)
Year Ended February 28, 2015	8.12	0.43	(0.19)	0.24	(0.44)	(0.17)	(0.61)
Year Ended February 28, 2014	8.21	0.50	0.11	0.61	(0.49)	(0.21)	(0.70)
Year Ended February 28, 2013	7.93	0.53	0.33	0.86	(0.53)	(0.05)	(0.58)

Class R6
Year Ended February 28, 2017	6.68	0.41	0.80	1.21	(0.41)	—	(0.41)
Year Ended February 29, 2016	7.74	0.42	(1.06)	(0.64)	(0.42)	— (e)	(0.42)
Year Ended February 28, 2015	8.11	0.43	(0.19)	0.24	(0.44)	(0.17)	(0.61)
Year Ended February 28, 2014	8.20	0.50	0.11	0.61	(0.49)	(0.21)	(0.70)
Year Ended February 28, 2013	7.91	0.53	0.34	0.87	(0.53)	(0.05)	(0.58)

Class I (formerly Select Class)
Year Ended February 28, 2017	6.68	0.40	0.80	1.20	(0.40)	—	(0.40)
Year Ended February 29, 2016	7.75	0.42	(1.07)	(0.65)	(0.42)	— (e)	(0.42)
Year Ended February 28, 2015	8.11	0.42	(0.18)	0.24	(0.43)	(0.17)	(0.60)
Year Ended February 28, 2014	8.20	0.49	0.12	0.61	(0.49)	(0.21)	(0.70)
Year Ended February 28, 2013	7.92	0.53	0.32	0.85	(0.52)	(0.05)	(0.57)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

296	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$7.44	18.04%	$977,249	0.99%	5.38%	1.32%	52%
6.65	(8.73)	859,215	1.00	5.52	1.37	52
7.71	2.86	831,346	0.99	5.14	1.35	52
8.08	7.57	1,066,865	1.04	5.84	1.32	54
8.17	10.98	964,864	1.12	6.32	1.33	65

7.45	17.38	211,878	1.52	4.84	1.81	52
6.66	(9.26)	197,406	1.55	4.92	1.85	52
7.72	2.27	278,495	1.58	4.55	1.84	52
8.09	7.00	315,026	1.59	5.29	1.81	54
8.18	10.33	348,508	1.68	5.75	1.84	65

7.43	17.74	8,591	1.29	5.08	1.79	52
6.64	(9.06)	8,533	1.30	5.19	1.82	52
7.70	2.62	10,544	1.33	4.80	1.68	52
8.06	7.24	11,019	1.34	5.54	1.56	54
8.15	10.58	16,384	1.36	6.06	1.59	65

7.49	18.40	70,096	0.72	5.64	0.86	52
6.69	(8.46)	57,112	0.75	5.73	0.88	52
7.75	3.06	76,869	0.78	5.36	0.90	52
8.12	7.82	103,378	0.79	6.09	0.86	54
8.21	11.26	102,404	0.82	6.59	0.89	65

7.48	18.49	5,558,568	0.65	5.71	0.73	52
6.68	(8.44)	3,685,406	0.70	5.91	0.76	52
7.74	3.10	1,983,909	0.73	5.41	0.80	52
8.11	7.86	2,202,757	0.74	6.13	0.81	54
8.20	11.42	1,746,074	0.77	6.66	0.84	65

7.48	18.40	6,435,665	0.77	5.58	1.10	52
6.68	(8.64)	4,480,999	0.80	5.66	1.12	52
7.75	3.16	7,089,261	0.83	5.30	1.09	52
8.11	7.76	7,329,642	0.84	6.04	1.06	54
8.20	11.18	8,127,147	0.87	6.57	1.08	65

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	297

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Inflation Managed Bond Fund
Class A
Year Ended February 28, 2017	$10.14	$0.18		$0.19	$0.37	$(0.17)	$—	$(0.17)
Year Ended February 29, 2016	10.37	0.13		(0.22)	(0.09)	(0.14)	—	(0.14)
Year Ended February 28, 2015	10.51	0.12	(e)	(0.14)	(0.02)	(0.12)	—	(0.12)
Year Ended February 28, 2014	10.81	0.12		(0.30)	(0.18)	(0.11)	(0.01)	(0.12)
Year Ended February 28, 2013	10.74	0.15		0.13	0.28	(0.16)	(0.05)	(0.21)

Class C
Year Ended February 28, 2017	10.09	0.11		0.20	0.31	(0.11)	—	(0.11)
Year Ended February 29, 2016	10.33	0.07		(0.23)	(0.16)	(0.08)	—	(0.08)
Year Ended February 28, 2015	10.48	0.05	(e)	(0.13)	(0.08)	(0.07)	—	(0.07)
Year Ended February 28, 2014	10.78	0.04		(0.29)	(0.25)	(0.04)	(0.01)	(0.05)
Year Ended February 28, 2013	10.73	0.08		0.12	0.20	(0.10)	(0.05)	(0.15)

Class R5
Year Ended February 28, 2017	10.18	0.20		0.20	0.40	(0.19)	—	(0.19)
Year Ended February 29, 2016	10.41	0.16		(0.23)	(0.07)	(0.16)	—	(0.16)
Year Ended February 28, 2015	10.55	0.14	(e)	(0.14)	— (f)	(0.14)	—	(0.14)
Year Ended February 28, 2014	10.85	0.11		(0.27)	(0.16)	(0.13)	(0.01)	(0.14)
Year Ended February 28, 2013	10.77	0.18		0.12	0.30	(0.17)	(0.05)	(0.22)

Class R6
Year Ended February 28, 2017	10.15	0.21		0.20	0.41	(0.20)	—	(0.20)
Year Ended February 29, 2016	10.38	0.16		(0.22)	(0.06)	(0.17)	—	(0.17)
Year Ended February 28, 2015	10.52	0.14	(e)	(0.13)	0.01	(0.15)	—	(0.15)
Year Ended February 28, 2014	10.82	0.14		(0.30)	(0.16)	(0.13)	(0.01)	(0.14)
Year Ended February 28, 2013	10.74	0.17		0.14	0.31	(0.18)	(0.05)	(0.23)

Class I (formerly Select Class)
Year Ended February 28, 2017	10.14	0.20		0.19	0.39	(0.19)	—	(0.19)
Year Ended February 29, 2016	10.37	0.16		(0.23)	(0.07)	(0.16)	—	(0.16)
Year Ended February 28, 2015	10.51	0.13	(e)	(0.13)	— (f)	(0.14)	—	(0.14)
Year Ended February 28, 2014	10.81	0.13		(0.29)	(0.16)	(0.13)	(0.01)	(0.14)
Year Ended February 28, 2013	10.74	0.17		0.12	0.29	(0.17)	(0.05)	(0.22)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(f)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

298	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$10.34	3.63%	$26,932	0.75%	1.76%		1.21%	41%
10.14	(0.85)	51,090	0.75	1.32		1.15	27
10.37	(0.18)	59,129	0.75	1.15	(e)	1.05	28
10.51	(1.66)	67,620	0.75	1.15		1.05	35
10.81	2.60	160,110	0.74	1.41		1.01	16

10.29	3.05	5,807	1.39	1.08		1.58	41
10.09	(1.53)	3,534	1.40	0.67		1.53	27
10.33	(0.82)	4,453	1.40	0.51	(e)	1.52	28
10.48	(2.27)	5,253	1.40	0.42		1.56	35
10.78	1.89	6,580	1.39	0.72		1.51	16

10.39	3.95	711	0.52	1.94		0.53	41
10.18	(0.64)	11,844	0.55	1.54		0.58	27
10.41	0.02	12,619	0.54	1.34	(e)	0.60	28
10.55	(1.44)	12,774	0.55	1.05		0.65	35
10.85	2.82	58	0.54	1.62		0.56	16

10.36	4.05	855,276	0.47	2.02		0.47	41
10.15	(0.56)	798,786	0.46	1.55		0.46	27
10.38	0.07	505,064	0.48	1.32	(e)	0.50	28
10.52	(1.41)	337,208	0.50	1.29		0.57	35
10.82	2.88	243,756	0.49	1.62		0.51	16

10.34	3.83	558,497	0.60	1.91		0.73	41
10.14	(0.70)	694,213	0.60	1.52		0.72	27
10.37	(0.04)	1,202,468	0.60	1.26	(e)	0.75	28
10.51	(1.47)	1,090,324	0.60	1.20		0.81	35
10.81	2.71	1,141,000	0.59	1.53		0.76	16

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	299

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)
Limited Duration Bond Fund
Class A
Year Ended February 28, 2017	$9.97	$0.09	$0.02	$0.11	$(0.09)	$9.99	1.13%
Year Ended February 29, 2016	10.02	0.07	(0.05)	0.02	(0.07)	9.97	0.19
Year Ended February 28, 2015	9.96	0.07	0.06	0.13	(0.07)	10.02	1.28
Year Ended February 28, 2014	9.84	0.06	0.14	0.20	(0.08)	9.96	2.01
Year Ended February 28, 2013	9.46	0.13	0.37	0.50	(0.12)	9.84	5.36

Class C
Year Ended February 28, 2017	9.86	0.04	0.02	0.06	(0.04)	9.88	0.63
Year Ended February 29, 2016	9.91	0.02	(0.05)	(0.03)	(0.02)	9.86	(0.31)
Year Ended February 28, 2015	9.86	0.02	0.05	0.07	(0.02)	9.91	0.72
Year Ended February 28, 2014	9.74	0.01	0.14	0.15	(0.03)	9.86	1.49
Year Ended February 28, 2013	9.37	0.08	0.37	0.45	(0.08)	9.74	4.80

Class R6
Year Ended February 28, 2017	9.98	0.13	0.03	0.16	(0.14)	10.00	1.58
Year Ended February 29, 2016	10.03	0.11	(0.04)	0.07	(0.12)	9.98	0.66
Year Ended February 28, 2015	9.98	0.12	0.04	0.16	(0.11)	10.03	1.63
Year Ended February 28, 2014	9.85	0.10	0.15	0.25	(0.12)	9.98	2.51
Year Ended February 28, 2013	9.47	0.17	0.38	0.55	(0.17)	9.85	5.80

Class I (formerly Select Class)
Year Ended February 28, 2017	9.96	0.11	0.04	0.15	(0.12)	9.99	1.47
Year Ended February 29, 2016	10.02	0.10	(0.06)	0.04	(0.10)	9.96	0.35
Year Ended February 28, 2015	9.96	0.10	0.05	0.15	(0.09)	10.02	1.55
Year Ended February 28, 2014	9.84	0.08	0.14	0.22	(0.10)	9.96	2.23
Year Ended February 28, 2013	9.46	0.16	0.37	0.53	(0.15)	9.84	5.61

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

300	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

	Ratios/Supplemental data
	Ratios to average net assets
Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$149,919	0.68%	0.89%	0.95%	21%
198,338	0.68	0.70	0.95	23
204,080	0.68	0.74	0.93	24
185,550	0.67	0.60	0.93	23
63,879	0.67	1.37	0.95	24

41,003	1.18	0.39	1.44	21
50,910	1.18	0.20	1.44	23
53,773	1.18	0.24	1.42	24
57,659	1.17	0.10	1.42	23
63,760	1.17	0.87	1.45	24

757,219	0.23	1.35	0.37	21
680,614	0.23	1.14	0.37	23
42,352	0.23	1.21	0.39	24
18,305	0.22	1.05	0.42	23
8,301	0.22	1.79	0.45	24

238,500	0.43	1.14	0.65	21
323,384	0.43	0.95	0.63	23
637,355	0.43	1.00	0.65	24
548,277	0.42	0.85	0.67	23
377,532	0.42	1.61	0.70	24

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	301

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mortgage-Backed Securities Fund
Class A
Year Ended February 28, 2017	$11.66	$0.29	(f)	$(0.21)	$0.08	$(0.28)	$(0.01)	$(0.29)
Year Ended February 29, 2016	11.65	0.30	(f)	0.02	0.32	(0.30)	(0.01)	(0.31)
Year Ended February 28, 2015	11.58	0.34		0.08	0.42	(0.34)	(0.01)	(0.35)
Year Ended February 28, 2014	11.84	0.35		(0.30)	0.05	(0.30)	(0.01)	(0.31)
Year Ended February 28, 2013	11.75	0.34		0.08	0.42	(0.33)	—	(0.33)

Class C
Year Ended February 28, 2017	11.36	0.23	(f)	(0.20)	0.03	(0.23)	(0.01)	(0.24)
Year Ended February 29, 2016	11.36	0.23	(f)	0.03	0.26	(0.25)	(0.01)	(0.26)
Year Ended February 28, 2015	11.30	0.27		0.09	0.36	(0.29)	(0.01)	(0.30)
Year Ended February 28, 2014	11.57	0.26		(0.27)	(0.01)	(0.25)	(0.01)	(0.26)
July 2, 2012 (g) through February 28, 2013	11.55	0.17		0.04	0.21	(0.19)	—	(0.19)

Class R6
Year Ended February 28, 2017	11.38	0.33	(f)	(0.20)	0.13	(0.33)	(0.01)	(0.34)
Year Ended February 29, 2016	11.39	0.34	(f)	0.01	0.35	(0.35)	(0.01)	(0.36)
Year Ended February 28, 2015	11.32	0.38		0.09	0.47	(0.39)	(0.01)	(0.40)
Year Ended February 28, 2014	11.59	0.36		(0.27)	0.09	(0.35)	(0.01)	(0.36)
Year Ended February 28, 2013	11.51	0.38		0.07	0.45	(0.37)	—	(0.37)

Class I (formerly Select Class)
Year Ended February 28, 2017	11.38	0.31	(f)	(0.19)	0.12	(0.31)	(0.01)	(0.32)
Year Ended February 29, 2016	11.39	0.32	(f)	0.01	0.33	(0.33)	(0.01)	(0.34)
Year Ended February 28, 2015	11.32	0.35		0.10	0.45	(0.37)	(0.01)	(0.38)
Year Ended February 28, 2014	11.59	0.35		(0.28)	0.07	(0.33)	(0.01)	(0.34)
Year Ended February 28, 2013	11.51	0.36		0.08	0.44	(0.36)	—	(0.36)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

302	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$11.45	0.69%	$142,557	0.64%	2.48%	1.05%	27%
11.66	2.82	209,213	0.64	2.56	0.99	16
11.65	3.69	139,104	0.65	2.85	1.02	7
11.58	0.45	149,964	0.65	2.66	0.99	9
11.84	3.57	294,739	0.64	2.88	0.98	19

11.15	0.22	18,062	1.14	2.00	1.54	27
11.36	2.31	19,275	1.14	2.06	1.51	16
11.36	3.21	7,704	1.15	2.36	1.52	7
11.30	(0.10)	6,322	1.15	2.22	1.50	9
11.57	1.81	6,592	1.14	2.08	1.49	19

11.17	1.13	1,182,534	0.24	2.89	0.46	27
11.38	3.14	1,384,768	0.24	2.98	0.46	16
11.39	4.20	1,397,901	0.25	3.25	0.49	7
11.32	0.81	1,604,557	0.25	3.12	0.50	9
11.59	3.97	1,864,649	0.24	3.29	0.48	19

11.18	1.06	1,021,648	0.39	2.74	0.76	27
11.38	2.97	1,073,033	0.39	2.83	0.72	16
11.39	4.05	1,040,420	0.40	3.10	0.75	7
11.32	0.63	1,043,527	0.40	2.89	0.74	9
11.59	3.83	2,242,411	0.39	3.09	0.73	19

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	303

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Short Duration Bond Fund
Class A
Year Ended February 28, 2017	$10.83	$0.07	$(0.01)	$0.06	$(0.07)	$(0.01)	$(0.08)
Year Ended February 29, 2016	10.87	0.07	(0.03)	0.04	(0.07)	(0.01)	(0.08)
Year Ended February 28, 2015	10.90	0.07	(0.02)	0.05	(0.07)	(0.01)	(0.08)
Year Ended February 28, 2014	10.97	0.07	(0.06)	0.01	(0.07)	(0.01)	(0.08)
Year Ended February 28, 2013	10.97	0.11	— (e)	0.11	(0.11)	— (e)	(0.11)

Class C
Year Ended February 28, 2017	10.90	0.01	(0.01)	— (e)	(0.01)	(0.01)	(0.02)
Year Ended February 29, 2016	10.94	0.01	(0.03)	(0.02)	(0.01)	(0.01)	(0.02)
Year Ended February 28, 2015	10.97	0.01	(0.02)	(0.01)	(0.01)	(0.01)	(0.02)
Year Ended February 28, 2014	11.04	0.01	(0.05)	(0.04)	(0.02)	(0.01)	(0.03)
Year Ended February 28, 2013	11.04	0.05	— (e)	0.05	(0.05)	— (e)	(0.05)

Class R6
Year Ended February 28, 2017	10.84	0.12	— (e)	0.12	(0.12)	(0.01)	(0.13)
Year Ended February 29, 2016	10.89	0.12	(0.03)	0.09	(0.13)	(0.01)	(0.14)
Year Ended February 28, 2015	10.91	0.12	(0.01)	0.11	(0.12)	(0.01)	(0.13)
Year Ended February 28, 2014	10.98	0.12	(0.05)	0.07	(0.13)	(0.01)	(0.14)
Year Ended February 28, 2013	10.99	0.16	(0.01)	0.15	(0.16)	— (e)	(0.16)

Class I (formerly Select Class)
Year Ended February 28, 2017	10.84	0.09	0.01	0.10	(0.10)	(0.01)	(0.11)
Year Ended February 29, 2016	10.89	0.10	(0.04)	0.06	(0.10)	(0.01)	(0.11)
Year Ended February 28, 2015	10.91	0.10	(0.02)	0.08	(0.09)	(0.01)	(0.10)
Year Ended February 28, 2014	10.98	0.10	(0.06)	0.04	(0.10)	(0.01)	(0.11)
Year Ended February 28, 2013	10.99	0.13	(0.01)	0.12	(0.13)	— (e)	(0.13)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

304	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$10.81	0.55%	$535,288	0.80%	0.61%	0.90%	37%
10.83	0.35	528,045	0.80	0.63	0.92	45
10.87	0.38	225,852	0.80	0.63	0.92	41
10.90	0.11	240,174	0.80	0.63	0.89	38
10.97	0.99	281,110	0.80	0.97	0.86	33

10.88	0.05	89,565	1.30	0.10	1.42	37
10.90	(0.16)	110,872	1.30	0.13	1.41	45
10.94	(0.10)	124,100	1.30	0.13	1.40	41
10.97	(0.39)	154,636	1.30	0.14	1.39	38
11.04	0.50	237,782	1.30	0.48	1.36	33

10.83	1.15	2,563,439	0.30	1.10	0.36	37
10.84	0.77	3,171,892	0.30	1.13	0.35	45
10.89	0.98	2,969,476	0.30	1.12	0.38	41
10.91	0.60	2,819,549	0.30	1.14	0.39	38
10.98	1.40	4,077,991	0.30	1.46	0.36	33

10.83	0.90	2,867,193	0.55	0.83	0.66	37
10.84	0.50	7,145,093	0.55	0.88	0.66	45
10.89	0.72	7,781,780	0.55	0.88	0.65	41
10.91	0.36	7,800,036	0.55	0.88	0.64	38
10.98	1.13	7,712,342	0.55	1.22	0.61	33

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	305

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Short Duration High Yield Fund
Class A
Year Ended February 28, 2017	$8.87	$0.42	$0.72		$1.14	$(0.42)	$—	$(0.42)
Year Ended February 29, 2016	9.76	0.41	(0.89)		(0.48)	(0.41)	—	(0.41)
Year Ended February 28, 2015	10.05	0.41	(0.28)		0.13	(0.41)	(0.01)	(0.42)
March 1, 2013 (g) through February 28, 2014	10.00	0.41	(0.02	)(h)	0.39	(0.34)	—	(0.34)

Class C
Year Ended February 28, 2017	8.85	0.37	0.72		1.09	(0.37)	—	(0.37)
Year Ended February 29, 2016	9.75	0.36	(0.89)		(0.53)	(0.37)	—	(0.37)
Year Ended February 28, 2015	10.05	0.36	(0.28)		0.08	(0.37)	(0.01)	(0.38)
March 1, 2013 (g) through February 28, 2014	10.00	0.36	(0.02	)(h)	0.34	(0.29)	—	(0.29)

Class R6
Year Ended February 28, 2017	8.86	0.45	0.73		1.18	(0.46)	—	(0.46)
Year Ended February 29, 2016	9.77	0.44	(0.90)		(0.46)	(0.45)	—	(0.45)
Year Ended February 28, 2015	10.06	0.45	(0.28)		0.17	(0.45)	(0.01)	(0.46)
March 1, 2013 (g) through February 28, 2014	10.00	0.45	(0.01	)(h)	0.44	(0.38)	—	(0.38)

Class I (formerly Select Class)
Year Ended February 28, 2017	8.86	0.44	0.72		1.16	(0.44)	—	(0.44)
Year Ended February 29, 2016	9.76	0.43	(0.89)		(0.46)	(0.44)	—	(0.44)
Year Ended February 28, 2015	10.05	0.44	(0.28)		0.16	(0.44)	(0.01)	(0.45)
March 1, 2013 (g) through February 28, 2014	10.00	0.43	(0.01	)(h)	0.42	(0.37)	—	(0.37)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Commencement of operations.
(h)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended February 28, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

306	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (c)(f)

$9.59	13.07%	$4,246	0.89%		4.43%		1.33%		77%
8.87	(5.03)	2,570	0.90		4.34		1.25		42
9.76	1.31	1,965	0.89		4.15		1.21		73
10.05	4.02	1,415	0.89	(i)	4.13	(i)	1.45	(i)	66

9.57	12.55	1,283	1.39		3.93		1.91		77
8.85	(5.61)	264	1.40		3.82		1.88		42
9.75	0.80	324	1.39		3.63		1.73		73
10.05	3.48	55	1.39	(i)	3.62	(i)	2.15	(i)	66

9.58	13.51	34,516	0.49		4.83		0.75		77
8.86	(4.81)	45,491	0.50		4.65		0.69		42
9.77	1.72	80,234	0.49		4.53		0.70		73
10.06	4.47	41,712	0.48	(i)	4.49	(i)	0.78	(i)	66

9.58	13.34	125,336	0.64		4.68		1.01		77
8.86	(4.86)	108,974	0.65		4.55		0.94		42
9.76	1.54	173,375	0.64		4.40		0.95		73
10.05	4.24	201,219	0.63	(i)	4.36	(i)	1.15	(i)	66

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	307

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations		Net investment income	Net realized gain	Total distributions
Treasury & Agency Fund
Class A
Year Ended February 28, 2017	$9.42	$0.05	$(0.07)	$(0.02)		$(0.05)	$(0.01)	$(0.06)
Year Ended February 29, 2016	9.41	0.04	0.03	0.07		(0.05)	(0.01)	(0.06)
Year Ended February 28, 2015	9.49	0.06	(0.05)	0.01		(0.06)	(0.03)	(0.09)
Year Ended February 28, 2014	9.63	0.08	(0.10)	(0.02)		(0.09)	(0.03)	(0.12)
Year Ended February 28, 2013	9.74	0.09	(0.06)	0.03		(0.09)	(0.05)	(0.14)

Class I (formerly Select Class)
Year Ended February 28, 2017	9.42	0.07	(0.07)	—	(e)	(0.07)	(0.01)	(0.08)
Year Ended February 29, 2016	9.40	0.06	0.04	0.10		(0.07)	(0.01)	(0.08)
Year Ended February 28, 2015	9.48	0.08	(0.05)	0.03		(0.08)	(0.03)	(0.11)
Year Ended February 28, 2014	9.62	0.10	(0.10)	—	(e)	(0.11)	(0.03)	(0.14)
Year Ended February 28, 2013	9.73	0.11	(0.06)	0.05		(0.11)	(0.05)	(0.16)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

308	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$9.34	(0.27)%	$20,123	0.70%	0.49%	1.07%	23%
9.42	0.73	34,618	0.70	0.42	1.03	24
9.41	0.12	26,654	0.70	0.64	1.02	23
9.49	(0.20)	44,375	0.70	0.85	0.98	15
9.63	0.23	73,424	0.69	0.89	0.95	19

9.34	(0.04)	70,447	0.45	0.75	0.82	23
9.42	1.05	71,093	0.45	0.66	0.77	24
9.40	0.38	103,513	0.45	0.87	0.78	23
9.48	0.05	132,599	0.45	1.09	0.73	15
9.62	0.48	235,447	0.44	1.14	0.70	19

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	309

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2017

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 10 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Core Bond Fund	Class A, Class C, Class R2, Class R3*, Class R4*, Class R5, Class R6 and Class I ^	JPM II	Diversified
Core Plus Bond Fund	Class A, Class C, Class R2, Class R3*, Class R4*, Class R5*, Class R6, Class L** and Class I ^	JPM II	Diversified
Government Bond Fund	Class A, Class C, Class R2, Class R3*, Class R4*, Class R6*** and Class I ^	JPM II	Diversified
High Yield Fund	Class A, Class C, Class R2, Class R5, Class R6 and Class I ^	JPM II	Diversified
Inflation Managed Bond Fund	Class A, Class C, Class R2****, Class R5, Class R6 and Class I ^	JPM I	Diversified
Limited Duration Bond Fund	Class A, Class C, Class R6 and Class I ^	JPM II	Diversified
Mortgage-Backed Securities Fund	Class A, Class C, Class R6 and Class I^	JPM II	Diversified
Short Duration Bond Fund	Class A, Class C, Class R6 and Class I^	JPM II	Diversified
Short Duration High Yield Fund	Class A, Class C, Class R6 and Class I^	JPM I	Diversified
Treasury & Agency Fund	Class A and Class I ^	JPM II	Diversified

^	Effective April 3, 2017, Select Class was renamed Class I.
*	Commenced operations on September 9, 2016.
**	Effective December 1, 2016, Institutional Class was renamed Class L and is publicly offered on a limited basis.
***	Commenced operations on August 1, 2016.
****	Liquidated on December 9, 2016.

The investment objective of Core Bond Fund is to seek to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

The investment objective of Core Plus Bond Fund is to seek a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.

The investment objective of Government Bond Fund is to seek a high level of current income with liquidity and safety of principal.

The investment objective of High Yield Fund is to seek a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.

The investment objective of Inflation Managed Bond Fund is to seek to maximize inflation protected total return.

The investment objective of Limited Duration Bond Fund is to seek a high level of current income consistent with low volatility of principal.

The investment objective of Mortgage-Backed Securities Fund is to seek to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

The investment objective of Short Duration Bond Fund is to seek current income consistent with preservation of capital through investment in high- and medium-grade fixed income securities.

The investment objective of Short Duration High Yield Fund is to seek current income with a secondary objective of capital appreciation.

The investment objective of Treasury & Agency Fund is to seek a high level of current income by investing in U.S. Treasury and other U.S. agency obligations with a primary, but not exclusive, focus on issues that produce income exempt from state income taxes.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R3, Class R4, Class R5, Class R6, Class L and Class I Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

On June 19, 2015, all remaining Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015, Class B Shares automatically converted to Class A Shares after eight years (except for Limited Duration Bond Fund, Short Duration Bond Fund and Treasury & Agency Fund whose Class B Shares converted to Class A Shares after six years) and provided for a CDSC.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Funds’ administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Funds’ Administrator under the Administration Agreement.

310	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Investment Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures and options are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the tables on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by Core Bond Fund, Core Plus Bond Fund, High Yield Fund, Inflation Managed Bond Fund, Limited Duration Bond Fund, Mortgage-Backed Securities Fund and Short Duration Bond Fund at February 28, 2017.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	311

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2017 (continued)

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Core Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$2,095,898	$1,032,636		$3,128,534
Collateralized Mortgage Obligations	—	3,551,112	75,960		3,627,072
Commercial Mortgage-Backed Securities	—	966,865	72,260		1,039,125
Corporate Bonds
Consumer Discretionary	—	409,791	—		409,791
Consumer Staples	—	352,517	—		352,517
Energy	—	758,520	—		758,520
Financials	—	2,796,767	—		2,796,767
Health Care	—	416,894	—		416,894
Industrials	—	503,380	—		503,380
Information Technology	—	471,668	—		471,668
Materials	—	212,108	—		212,108
Real Estate	—	208,197	—		208,197
Telecommunication Services	—	381,547	—		381,547
Utilities	—	568,784	—		568,784

Total Corporate Bonds	—	7,080,173	—		7,080,173

Foreign Government Securities	—	293,143	—		293,143
Mortgage-Backed Securities	—	4,427,950	—		4,427,950
Municipal Bonds	—	77,438	—		77,438
Supranational	—	27,346	—		27,346
U.S. Government Agency Securities	—	705,911	—		705,911
U.S. Treasury Obligations	—	6,545,642	—		6,545,642
Loan Assignment
Consumer Discretionary	—	33,633	—		33,633
Short-Term Investment
Investment Company	529,794	—	—		529,794

Total Investments in Securities	$529,794	$25,805,111	$1,180,856		$27,515,761

Core Plus Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$—	$—	$28		$28
Energy	9,762	—	—		9,762
Financials	—	—	16		16
Materials	—	—	—	(a)	—	(a)
Telecommunication Services	136	—	—		136
Utilities	3,272	—	—		3,272

Total Common Stocks	13,170	—	44		13,214

312	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

Core Plus Bond Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Preferred Stocks
Consumer Discretionary	$—	$—	$—	(a)	$—	(a)
Financials	336	2,085	—		2,421
Materials	—	—	—	(b)	—	(b)

Total Preferred Stocks	336	2,085	—	(a)	2,421

Convertible Preferred Stock
Consumer Discretionary	—	—	—	(a)	—	(a)

Debt Securities
Asset-Backed Securities	—	700,624	532,725		1,233,349
Collateralized Mortgage Obligations	—	616,181	55,609		671,790
Commercial Mortgage-Backed Securities	—	426,276	64,909		491,185
Convertible Bonds
Consumer Discretionary	—	—	80		80
Corporate Bonds
Consumer Discretionary	—	259,003	230		259,233
Consumer Staples	—	131,726	—		131,726
Energy	—	334,118	648		334,766
Financials	—	638,354	—		638,354
Health Care	—	162,928	—		162,928
Industrials	—	177,990	228		178,218
Information Technology	—	206,918	—		206,918
Materials	—	148,377	2		148,379
Real Estate	—	40,785	—		40,785
Telecommunication Services	—	197,452	—		197,452
Utilities	—	126,444	20		126,464

Total Corporate Bonds	—	2,424,095	1,128		2,425,223

Foreign Government Securities	—	128,237	—		128,237
Mortgage-Backed Securities	—	1,289,790	—		1,289,790
Municipal Bonds	—	40,722	—		40,722
Supranational	—	2,244	—		2,244
U.S. Government Agency Securities	—	38,045	—		38,045
U.S. Treasury Obligations	—	1,862,206	—		1,862,206
Loan Assignments
Consumer Discretionary	—	22,161	—	(a)	22,161
Consumer Staples	—	3,125	—		3,125
Energy	—	9,411	—		9,411
Financials	—	1,106	—		1,106
Health Care	—	1,441	—		1,441
Industrials	—	865	—		865
Information Technology	—	2,677	—		2,677
Materials	—	956	—		956
Telecommunication Services	—	1,047	—		1,047
Utilities	—	1,360	—		1,360

Total Loan Assignments	—	44,149	—	(a)	44,149

Options Purchased
Put Options Purchased	1,875	—	—		1,875
Warrants
Consumer Discretionary	—	—	—	(a)	—	(a)
Rights
Utilities	—	—	124		124
Short-Term Investment
Investment Company	252,161	—	—		252,161

Total Investments in Securities	$267,542	$7,574,654	$654,619		$8,496,815

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	313

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2017 (continued)

Core Plus Bond Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$62	$—		$62
Futures Contracts	147	—	—		147
Swaps	—	970	—		970

Total Appreciation in Other Financial Instruments	$147	$1,032	$—		$1,179

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(168)	$—		$(168)
Futures Contracts	(1,954)	—	—		(1,954)
Swaps	—	(3,259)	—		(3,259)

Total Depreciation in Other Financial Instruments	$(1,954)	$(3,427)	$—		$(5,381)

Government Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (c)	$104,347	$1,255,351	$—		$1,359,698

High Yield Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$—	$—	$978		$978
Energy	10,426	—	—		10,426
Financials	—	—	71		71
Materials	—	—	—	(a)	— (a)
Telecommunication Services	2,982	—	—		2,982
Utilities	46,001	—	—		46,001

Total Common Stocks	59,409	—	1,049		60,458

Preferred Stocks
Consumer Discretionary	506	—	—	(a)	506
Financials	9,945	29,098	—		39,043
Materials	—	—	—	(a)	— (a)

Total Preferred Stocks	10,451	29,098	—	(a)	39,549

Convertible Preferred Stock
Consumer Discretionary	—	—	—	(a)	— (a)

Debt Securities
Asset-Backed Securities	—	18,077	1,510		19,587
Convertible Bonds
Consumer Discretionary	—	1,558	260		1,818

314	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

High Yield Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Corporate Bonds
Consumer Discretionary	$—	$2,121,758	$8,512		$2,130,270
Consumer Staples	—	575,399	—		575,399
Energy	—	1,620,298	22,912		1,643,210
Financials	—	653,298	7,653		660,951
Health Care	—	1,108,724	1		1,108,725
Industrials	—	1,410,819	5,243		1,416,062
Information Technology	—	735,278	—		735,278
Materials	—	1,344,360	13		1,344,373
Real Estate	—	107,614	—		107,614
Telecommunication Services	—	1,537,865	8,649		1,546,514
Utilities	—	477,917	541		478,458

Total Corporate Bonds	—	11,693,330	53,524		11,746,854

Loan Assignments
Consumer Discretionary	—	170,386	—		170,386
Consumer Staples	—	43,961	—		43,961
Energy	—	172,055	—		172,055
Financials	—	43,441	—		43,441
Health Care	—	15,726	—		15,726
Industrials	—	37,679	—		37,679
Information Technology	—	92,296	—		92,296
Materials	—	12,254	—		12,254
Telecommunication Services	—	19,820	—		19,820
Utilities	—	34,098	—		34,098

Total Loan Assignments	—	641,716	—		641,716

Warrants
Consumer Discretionary	—	—	—	(a)	—	(a)
Rights
Utilities	—	—	3,356		3,356
Short-Term Investments
Investment Company	425,612	—	—		425,612
U.S. Treasury Obligations	—	11,676	—		11,676

Total Investments in Securities	$495,472	$12,395,455	$59,699		$12,950,626

Appreciation in Other Financial Instruments
Swaps	—	7,986	—		7,986

Inflation Managed Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$64,229	$11,253		$75,482
Collateralized Mortgage Obligations	—	212,463	814		213,277
Commercial Mortgage-Backed Securities	—	56,227	—	(a)	56,227

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	315

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2017 (continued)

Inflation Managed Bond Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Corporate Bonds
Consumer Discretionary	$—	$30,123	$—	$30,123
Consumer Staples	—	31,573	—	31,573
Energy	—	46,804	—	46,804
Financials	—	152,545	—	152,545
Health Care	—	27,220	—	27,220
Industrials	—	46,167	—	46,167
Information Technology	—	24,621	—	24,621
Materials	—	11,773	—	11,773
Real Estate	—	14,180	—	14,180
Telecommunication Services	—	17,299	—	17,299
Utilities	—	58,361	—	58,361

Total Corporate Bonds	—	460,666	—	460,666

Foreign Government Securities	—	5,198	—	5,198
Mortgage-Backed Securities	—	123,481	—	123,481
U.S. Government Agency Securities	—	180,695	—	180,695
U.S. Treasury Obligations	—	321,566	—	321,566
Short-Term Investments
Investment Company	34,686	—	—	34,686

Total Investments in Securities	$34,686	$1,424,525	$12,067	$1,471,278

Appreciation in Other Financial Instruments
Swaps	$—	$6,651	$—	$6,651

Depreciation in Other Financial Instruments
Swaps	$—	$(32,107)	$—	$(32,107)

Limited Duration Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$154,199	$54,241	$208,440
Collateralized Mortgage Obligations	—	627,701	10,670	638,371
Commercial Mortgage-Backed Securities	—	25,322	6,099	31,421
Corporate Bonds
Consumer Discretionary	—	9,841	—	9,841
Consumer Staples	—	609	—	609
Energy	—	20,501	—	20,501
Financials	—	96,842	—	96,842
Health Care	—	5,884	—	5,884
Industrials	—	2,218	—	2,218
Information Technology	—	9,622	—	9,622
Telecommunication Services	—	1,316	—	1,316
Utilities	—	4,895	—	4,895

Total Corporate Bonds	—	151,728	—	151,728

Mortgage-Backed Securities	—	45,539	—	45,539
Municipal Bonds	—	870	—	870
Short-Term Investment
Investment Company	110,281	—	—	110,281

Total Investments in Securities	$110,281	$1,005,359	$71,010	$1,186,650

316	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

Mortgage-Backed Securities Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$137,485	$197,257	$334,742
Collateralized Mortgage Obligations	—	740,282	49,902	790,184
Commercial Mortgage-Backed Securities	—	168,141	17,843	185,984
Mortgage-Backed Securities	—	1,000,014	—	1,000,014
U.S. Treasury Obligations	—	3,240	—	3,240
Loan Assignment
Consumer Discretionary	—	3,968	—	3,968
Short-Term Investment
Investment Company	43,387	—	—	43,387

Total Investments in Securities	$43,387	$2,053,130	$265,002	$2,361,519

Short Duration Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$391,524	$123,452	$514,976
Collateralized Mortgage Obligations	—	363,972	3,228	367,200
Commercial Mortgage-Backed Securities	—	63,200	—	63,200
Corporate Bonds
Consumer Discretionary	—	53,836	—	53,836
Consumer Staples	—	63,023	—	63,023
Energy	—	159,237	—	159,237
Financials	—	812,561	—	812,561
Health Care	—	93,991	—	93,991
Industrials	—	54,246	—	54,246
Information Technology	—	12,524	—	12,524
Materials	—	18,160	—	18,160
Real Estate	—	27,572	—	27,572
Telecommunication Services	—	65,737	—	65,737
Utilities	—	59,581	—	59,581

Total Corporate Bonds	—	1,420,468	—	1,420,468

Mortgage-Backed Securities	—	244,460	—	244,460
U.S. Government Agency Securities	—	466,998	—	466,998
U.S. Treasury Obligations	—	2,907,195	—	2,907,195
Short-Term Investment
Investment Company	63,327	—	—	63,327

Total Investments in Securities	$63,327	$5,857,817	$126,680	$6,047,824

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	317

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2017 (continued)

Short Duration High Yield Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$1,443	$—		$1,443
Corporate Bonds
Consumer Discretionary	—	23,966	—		23,966
Consumer Staples	—	9,868	—		9,868
Energy	—	21,009	—		21,009
Financials	—	7,893	—		7,893
Health Care	—	10,526	—		10,526
Industrials	—	14,484	—		14,484
Information Technology	—	10,977	—		10,977
Materials	—	14,225	—		14,225
Real Estate	—	2,549	—		2,549
Telecommunication Services	—	12,706	—		12,706
Utilities	—	7,080	9		7,089

Total Corporate Bonds	—	135,283	9		135,292

Common Stocks
Energy	—	—	32		32
Utilities	781	—	—		781

Total Common Stocks	781	—	32		813

Preferred Stocks
Financials	602	878	—		1,480
Loan Assignments
Consumer Discretionary	—	7,261	745		8,006
Consumer Staples	—	4,994	—		4,994
Energy	—	3,010	—		3,010
Health Care	—	2,063	—		2,063
Industrials	—	1,439	—		1,439
Materials	—	1,269	—		1,269
Real Estate	—	540	—		540
Telecommunication Services	—	145	—		145
Utilities	—	1,073	—		1,073

Total Loan Assignments	—	21,794	745		22,539

Rights
Utilities	—	—	58		58
Short-Term Investment
Investment Company	1,864	—	—		1,864

Total Investments in Securities	$3,247	$159,398	$844	*	$163,489

*	Level 3 securities are valued by brokers and pricing services. At February 28, 2017, the value of these securities was approximately $844,000. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, results of broker and vendor due diligence, unchanged price review and consideration of macro or security specific events.

Treasury & Agency Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (c)	$1,456	$88,700	$—	$90,156

(a)	Amount rounds to less than 500.
(b)	Value is zero.
(c)	Portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOIs for industry specifics of portfolio holdings.

318	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

Transfers between fair value levels are valued utilizing values as of the beginning of the year.

There were no transfers between level 1 and level 2 during the year ended February 28, 2017.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

Core Bond Fund	Balance as of February 29, 2016	Realized gain (loss)		Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 28, 2017
Investments in Securities:
Asset-Backed Securities	$283,049	$372		$5,154	$(4,465)	$471,744	$(296,516)	$596,544	$(23,246)	$1,032,636
Collateralized Mortgage Obligations	70,478	—	(a)	(7,037)	(1,132)	47,300	(42,574)	10,114	(1,189)	75,960
Commercial Mortgage-Backed Securities	112,998	—		(606)	(11,625)	2,093	(20,451)	—	(10,149)	72,260
Loan Assignment — Financials	10,289	—		52	— (a)	995	(11,336)	—	—	—

	$476,814	$372		$(2,437)	$(17,222)	$522,132	$(370,877)	$606,658	$(34,584)	$1,180,856

Core Plus Bond Fund	Balance as of February 29, 2016		Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 28, 2017
Investments in Securities:
Asset-Backed Securities	$104,160		$168	$2,771	$(1,075)	$353,298		$(106,247)	$179,650	$—	$532,725
Collateralized Mortgage Obligations	12,664		— (a)	447	32	48,835		(9,320)	2,951	—	55,609
Commercial Mortgage-Backed Securities	68,984		33	2,193	(2,632)	12,939		(15,081)	—	(1,527)	64,909
Common Stocks — Consumer Discretionary	76		—	(48)	—	—		—	—	—	28
Common Stocks — Financials	165		44	(59)	—	528		(662)	—	—	16
Common Stocks — Materials	—	(a)	—	—	—	—		—	—	—	—	(a)
Convertible Bonds — Consumer Discretionary	—	(b)	(104)	59	—	125		— (a)	—	—	80
Convertible Bonds — Utilities	511		247	(245)	—	—		(513)	—	—	—
Convertible Preferred Stock — Consumer Discretionary	—	(a)	—	— (a)	—	—		—	—	—	—	(a)
Corporate Bonds — Consumer Discretionary	1,165		(539)	(129)	2	—	(a)	(611)	342	—	230
Corporate Bonds — Energy	—		(274)	808	(4)	38		(585)	665	—	648
Corporate Bonds — Industrials	596		—	12	—	—		—	—	(380)	228
Corporate Bonds — Materials	538		(85)	138	(2)	—		(587)	—	—	2
Corporate Bonds — Utilities	—		—	20	—	—		—	—	—	20
Loan Assignment — Consumer Discretionary	—	(a)	—	—	—	—		—	—	—	—	(a)
Preferred Stocks — Consumer Discretionary	—	(a)	—	— (a)	—	—		—	—	—	—	(a)
Preferred Stocks — Materials	—	(b)	—	—	—	—		—	—	—	—	(b)
Rights — Utilities	—		—	124	—	—		—	—	—	124
Warrants — Consumer Discretionary	—	(a)	—	—	—	—		—	—	—	—	(a)
Warrants — Energy	—	(a)	— (a)	— (a)	—	—		— (a)	—	—	—

	$188,859		$(510)	$6,091	$(3,679)	$415,763		$(133,606)	$183,608	$(1,907)	$654,619

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	319

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2017 (continued)

High Yield Fund	Balance as of February 29, 2016		Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 28, 2017
Investments in Securities:
Asset-Backed Securities	$2,424		$—	$199	$(27)	$—	(a)	$(1,086)	$—	$—	$1,510
Common Stocks — Consumer Discretionary	1,355		—	(377)	—	—		—	—	—	978
Common Stocks — Financials	2,465		656	(878)	—	7,753		(9,925)	—	—	71
Common Stocks — Materials	—	(a)	—	—	—	—		—	—	—	—	(a)
Convertible Bonds — Consumer Discretionary	2,192		(3,195)	1,258	6	406		(407)	—	—	260
Convertible Bonds — Utilities	7,656		3,694	(3,668)	—	—		(7,682)	—	—	—
Convertible Preferred Stock — Consumer Discretionary	—	(a)	—	—	—	—		—	—	—	—	(a)
Corporate Bonds — Consumer Discretionary	12,627		(786)	(3,266)	1	1		(12,327)	12,262	—	8,512
Corporate Bonds — Energy	9,600		(3,435)	15,532	26	196		(3,108)	13,701	(9,600)	22,912
Corporate Bonds — Financials	8,426		—	(18)	17	—		(772)	—	—	7,653
Corporate Bonds — Health Care	1		—	—	—	—		—	—	—	1
Corporate Bonds — Industrials	25,565		(46)	307	—	—		(4,486)	—	(16,097)	5,243
Corporate Bonds — Materials	6,962		—	47	—	—		(358)	—	(6,638)	13
Corporate Bonds — Telecommunication Services	5,626		—	257	104	2,662		—	—	—	8,649
Corporate Bonds — Utilities	—		—	(28)	—	569		—	—	—	541
Loan Assignments — Industrials	1,384		(205)	174	1	—		(1,354)	—	—	—
Loan Assignments — Materials	9,121		—	926	(2)	—		(10,045)	—	—	—
Preferred Stocks — Consumer Discretionary	—	(a)	—	— (a)	—	—		—	—	—	—	(a)
Preferred Stocks — Materials	—	(a)	—	—	—	—		—	—	—	—	(a)
Rights — Utilities	—		—	3,356	—	—		—	—	—	3,356
Warrants — Consumer Discretionary	—	(a)	—	—	—	—		—	—	—	—	(a)
Warrants — Energy	—	(a)	— (a)	— (a)	—	—		— (a)	—	—	—

	$95,404		(3,317)	$13,821	$126	$11,587		$(51,550)	$25,963	$(32,335)	$59,699

320	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

Inflation Managed Bond Fund	Balance as of February 29, 2016	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 28, 2017
Investments in Securities:
Asset-Backed Securities	$3,402	$—	$141	$2	$1,150	$(6,458)	$13,016	$—	$11,253
Collateralized Mortgage Obligations	82	—	51	1	694	(14)	—	—	814
Commercial Mortgage—Backed Securities	559	—	1	(94)	—	—	—	(466)	—	(a)

	$4,043	$—	$193	$(91)	$1,844	$(6,472)	$13,016	$(466)	$12,067

Limited Duration Bond Fund	Balance as of February 29, 2016	Realized gain (loss)		Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 28, 2017
Investments in Securities:
Asset-Backed Securities	$41,425	$—	(a)	$1,164	$30	$4,940	$(23,794)	$30,476	$—	$54,241
Collateralized Mortgage Obligations	17,334	—		157	(6)	—	(9,328)	2,513	—	10,670
Commercial Mortgage—Backed Securities	6,074	—		76	—	—	(51)	—	—	6,099

	$64,833	$—	(a)	$1,397	$24	$4,940	$(33,173)	$32,989	$—	$71,010

Mortgage - Backed Securities Fund	Balance as of February 29, 2016	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 28, 2017
Investments in Securities:
Asset-Backed Securities	$41,735	$33	$745	$(544)	$135,737	$(31,863)	$57,876	$(6,462)	$197,257
Collateralized Mortgage Obligations	34,249	—	(5,068)	(348)	30,655	(12,032)	3,541	(1,095)	49,902
Commercial Mortgage—Backed Securities	16,810	—	35	(827)	7,017	(2,239)	—	(2,953)	17,843
Loan Assignment — Financials	704	—	4	— (a)	68	(776)	—	—	—

Total	$93,498	$33	$(4,284)	$(1,719)	$173,477	$(46,910)	$61,417	$(10,510)	$265,002

Short Duration Bond Fund	Balance as of February 29, 2016		Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 28, 2017
Investments in Securities:
Asset-Backed Securities	$25,508		$—	$1,030	$37		$30,939		$(59,264)	$125,210	$(8)	$123,452
Collateralized Mortgage Obligations	—	(a)	—	52	1		—	(a)	(1,879)	5,054	—	3,228
Commercial Mortgage-Backed Securities	7,890		—	(11)	—	(a)	—		(4,820)	—	(3,059)	—
Loan Assignment — Financials	2,638		—	13	—	(a)	255		(2,906)	—	—	—

Total	$36,036		$—	$1,084	$38		$31,194		$(68,869)	$130,264	$(3,067)	$126,680

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	321

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2017 (continued)

Short Duration High Yield Fund	Balance as of February 29, 2016	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 28, 2017
Investments in Securities
Corporate Bonds — Industrials	$525	$(16)	$24	$(8)	$—	$(525)	$—	$—	$—
Corporate Bonds — Materials	536	—	—	—	—	—	—	(536)	—
Corporate Bonds — Utilities	—	—	9	—	—	—	—	—	9
Common Stock — Energy	—	—	1	—	31	—	—	—	32
Loan Assignments — Consumer Discretionary	—	— (a)	50	(3)	—	(7)	705	—	745
Loan Assignments — Industrials	194	—	—	—	—	—	—	(194)	—
Loan Assignments — Materials	208	5	21	— (a)	—	(234)	—	—	—
Rights — Utilities	—	—	58	—	—	—	—	—	58

Total	$1,463	$(11)	$163	$(11)	$31	$(766)	$705	$(730)	$844

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than 500.
(b)	Value is zero.

Transfers between level 2 and level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack or increase of available market inputs to determine the price for the year ended February 28, 2017 for Core Bond Fund, Core Plus Bond Fund, Inflation Managed Bond Fund, Limited Duration Bond Fund, Mortgage-Backed Securities Fund and Short Duration Bond Fund.

There were no significant transfers between level 2 and level 3 during the year ended February 28, 2017 for High Yield Fund and Short Duration High Yield Fund.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at February 28, 2017, which were valued using significant unobservable inputs (level 3), were as follows (amounts in thousands):

Core Bond Fund	$(590)
Core Plus Bond Fund	6,817
High Yield Fund	15,334
Inflation Managed Bond Fund	207
Limited Duration Bond Fund	1,336
Mortgage-Backed Securities Fund	(4,233)
Short Duration Bond Fund	1,083
Short Duration High Yield Fund	119

These amounts are included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statements of Operations.

Core Bond Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at February 28, 2017	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$627,643	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 40.00% (10.31%)
			Constant Default Rate	0.00% - 30.00% (6.10%)
			Yield (Discount Rate of Cash Flows)	1.63% - 15.00% (3.75%)
	4,341	Pending Sale Amount	Expected Recovery	48.00% of par (48.00% of par)

Asset-Backed Securities	631,984

322	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

	Fair Value at February 28, 2017	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$67,980	Discounted Cash Flow	PSA Prepayment Model	302.00% (302.00%)
			Constant Prepayment Rate	0.00% - 37.14% (9.71%)
			Constant Default Rate	0.00% - 9.64% (1.52%)
			Yield (Discount Rate of Cash Flows)	0.61% - 199.00% (5.98%)

Collateralized Mortgage Obligations	67,980

	39,559	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (29.63%)
			Yield (Discount Rate of Cash Flows)	1.07% - 8.24% (4.92%)

Commercial Mortgage-Backed Securities	39,559

Total	$739,523

#	The table above does not include certain level 3 investments that are valued by brokers and pricing services. At February 28, 2017, the value of these investments was approximately $441,333,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

Core Plus Bond Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at February 28, 2017		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$16		Terms of Exchange Offer	Expected Recovery	$0.01 ($0.01)
	—	(a)	Pending Distribution Amount	Discount for potential outcome (b)	100.00% (100.00%)

Common Stock	16

	—	(a)	Pending Distribution Amount	Discount for potential outcome (b)	100.00% (100.00%)

Preferred Stock	—	(a)

	581		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	6.69% (6.69%)
	80		Comparable Transactions	Transaction Price	$10.00 ($10.00)
	2		Pending Distribution Amount	Expected Recovery	0.49 of par (0.49% of par)

Corporate Bond	663

	344,029		Discounted Cash Flow	Liquidity Discount	4.50% (4.50%)
				Implied Spread to Index	4.00% (4.00%)
				Constant Prepayment Rate	0.00% - 100.00% (12.60%)
				Constant Default Rate	0.00% - 50.00% (6.86%)
				Yield (Discount Rate of Cash Flows)	1.52% - 15.00% (4.29%)
	880		Pending Distribution Amount	Expected Recovery	48.00% of par (48.00% of par)

Asset-Backed Securities	344,909

	53,646		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 30.57% (1.75%)
				Constant Default Rate	0.00% - 7.99% (0.30%)
				Yield (Discount Rate of Cash Flows)	2.50% - 31.44% (4.31%)

Collateralized Mortgage Obligations	53,646

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	323

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2017 (continued)

	Fair Value at February 28, 2017		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$51,899		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (11.11%)
				Yield (Discount Rate of Cash Flows)	1.73% - 7.32% (5.35%)

Collateralized Mortgage-Backed Securities	51,899

	—	(a)	Discounted Cash Flow	Projected Principal Writedown	100.00% (100.00%)

Loan Assignments	—	(a)

Total	$451,133

#	The table above does not include certain level 3 investments that are valued by brokers and pricing services. At February 28, 2017, the value of these investments was approximately $203,486,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.
(a)	Amount rounds to less than 500.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, yield, and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement. A significant change in broker pricing information could result in a significantly higher or lower value in such level 3 instruments.

High Yield Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at February 28, 2017		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$71		Terms of Exchange Offer	Expected Recovery	$0.01 ($0.01)
	—	(a)	Pending Distribution Amount	Discount for potential outcome (b)	100.00% (100.00%)

Common Stock	71

	—	(a)	Pending Distribution Amount	Discount for potential outcome (b)	100.00% (100.00%)

Preferred Stock	—

	31,209		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	6.69% - 6.82% (6.73%)
	15		Pending Distribution Amount	Discount for potential outcome (b)	99.99% - 100.00% (99.99%)
				Expected Recovery	0.49% of par (0.49% of par)

Corporate Bond	31,224

	260		Comparable Transactions	Transaction Price	$10.00 ($10.00)

Convertible Bond	260

	1,499		Discounted Cash Flow	Liquidity Discount	4.50% (4.50%)
				Implied Spread to Index	4.00% (4.00%)
				Constant Prepayment Rate	8.00% (8.00%)
				Constant Default Rate	4.27% (4.27%)
				Yield (Discount Rate of Cash Flows)	9.09% (9.09%)

Asset-Backed Securities	1,499

Total	$33,054

#	The table above does not include certain level 3 investments that are valued by brokers and pricing services. At February 28, 2017, the value of these investments was approximately $26,645,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.
(a)	Securities senior in the issuing entity capital structure result in this security being valued at Zero.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.

324	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, and default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

Inflation Managed Bond Fund

Quantitative Information about Level 3 Fair Value Measurements

(Amounts in thousands)

	Fair Value at February 28, 2017		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$11,253		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 40.00% (9.71%)
				Constant Default Rate	0.00% - 30.00% (15.55%)
				Yield (Discount Rate of Cash Flows)	1.75% - 4.23% (3.50%)

Asset-Backed Securities	11,253

	814		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 8.00% (0.68%)
				Constant Default Rate	0.00% - 0.25% (0.02%)
				Yield (Discount Rate of Cash Flows)	3.65% - 4.38% (3.71%)

Collateralized Mortgage Obligations	814

	—	(a)	Discounted Cash Flow	Constant Prepayment Rate	100.00% (100.00%)
				Yield (Discount Rate of Cash Flows)	4.80% (4.80%)

Commercial Mortgage-Backed Securities	—	(a)

Total	$12,067

(a)	Amount rounds to less than 500.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

Limited Duration Bond Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at February 28, 2017	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$51,284	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 40.00% (7.73%)
			Constant Default Rate	0.00% - 30.00% (9.59%)
			Yield (Discount Rate of Cash Flows)	1.68% - 12.46% (4.26%)
	670	Pending Sale Amount	Expected Recovery	48.00% of par (48.00% of par)

Asset-Backed Securities	51,954

	10,670	Discounted Cash Flow	PSA	302.00% (302.00%)
			Constant Prepayment Rate	0.50% - 14.62% (9.74%)
			Constant Default Rate	0.00% - 7.30% (0.09%)
			Yield (Discount Rate of Cash Flows)	1.40% - 7.56% (2.07%)

Collateralized Mortgage Obligations	10,670

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	325

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2017 (continued)

	Fair Value at February 28, 2017	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$6,099	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 9.00% (0.29%)
			Constant Default Rate	0.00% - 3.00% (0.10%)
			Yield (Discount Rate of Cash Flows)	4.06% - 6.21% (4.13%)

Commercial Mortgage-Backed Securities	6,099

Total	$68,723

#	The table above does not include certain level 3 investments that are valued by brokers and pricing services. At February 28, 2017, the value of these investments was approximately $2,287,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

Mortgage-Backed Securities Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at February 28, 2017	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$124,225	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (7.87%)
			Constant Default Rate	0.00% - 30.00% (3.82%)
			Yield (Discount Rate of Cash Flows)	1.58%% - 7.02% (4.03%)

Asset-Backed Securities	124,225

	47,056	Discounted Cash Flow	PSA Prepayment Model	302.00% (302.00%)
			Constant Prepayment Rate	0.00% - 37.14% (4.06%)
			Constant Default Rate	0.00% - 14.25% (1.93%)
			Yield (Discount Rate of Cash Flows)	(12.79)% - 199.00% (5.70%)

Collateralized Mortgage Obligations	47,056

	5,513	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (29.14%)
			Yield (Discount Rate of Cash Flows)	1.08% - 7.32% (4.96%)

Commercial Mortgage-Backed Securities	5,513

Total	$176,794

#	The table above does not include certain level 3 investments that are valued by brokers and pricing services. At February 28, 2017, the value of these investments was approximately $88,208,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

326	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

Short Duration Bond Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at February 28, 2017		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$97,128		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 40.00% (11.73%)
				Constant Default Rate	0.00% - 30.00% (12.49%)
				Yield (Discount Rate of Cash Flows)	1.58% - 7.80% (3.61%)

Asset-Backed Securities	97,128

	—	(a)	Discounted Cash Flow	PSA Prepayment Model	302.00% (302.00%)
				Yield (Discount Rate of Cash Flows)	2.96% (2.96%)

Collateralized Mortgage Obligations	—	(a)

Total	$97,128

#	The table above does not include certain level 3 investments that are valued by brokers and pricing services. At February 28, 2017, the value of these investments was approximately $29,552,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.
(a)	Amount rounds to less than 500.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

As of February 28, 2017, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and Regulation S under the Securities Act.

C. When Issued, Delayed Delivery Securities and Forward Commitments — Core Plus Bond Fund and Mortgage-Backed Securities Fund purchased when issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when issued, delayed delivery, or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when issued, delayed delivery, or forward commitment basis is not accrued until the settlement date.

Core Plus Bond Fund and Mortgage-Backed Securities Fund had delayed delivery securities outstanding as of February 28, 2017, which are shown as a Receivable for Investment securities purchased-delayed delivery securities and Payable for Investment securities purchased-delayed delivery securities, respectively, on the Statements of Assets and Liabilities. The values of these securities held at February 28, 2017 are detailed on the SOIs.

D. Loan Assignments — Core Bond Fund, Core Plus Bond Fund, High Yield Fund, Mortgage-Backed Securities Fund, Short Duration Bond Fund and Short Duration High Yield Fund invested in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental, or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Funds invest in loan assignments of all or a portion of the loans. When a fund purchases a loan assignment, the fund has direct rights against the borrower on a loan, provided, however, the fund’s rights may be more limited than the lender from which it acquired the assignment and the fund may be able to enforce its rights only through the Agent. As a result, a fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the fund and the Borrower (“Intermediate Participants”). A fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	327

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2017 (continued)

offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a fund may not receive the proceeds from a sale of such investments for a period after the sale.

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.

At February 28, 2017, Short Duration High Yield Fund had investments in Loan Assignments that amounted to more than 5% of the Fund’s net assets, by agent bank as follows:

Agent Bank	Percentage
Deutsche Bank AG	5.1%

E. Unfunded Commitments — Core Bond Fund, Core Plus Bond Fund, High Yield Fund, Mortgage-Backed Securities Fund and Short Duration Bond Fund have entered into commitments to buy and sell investments including commitments to buy loan assignments to settle on future dates as part of their normal investment activities. Unfunded commitments may include revolving loan facilities which may obligate the Funds to provide cash to the borrower on demand. Unfunded commitments are generally traded and priced as part of a related loan assignment (Note 2.D.). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation/depreciation from unfunded commitments is reported on the Statements of Assets and Liabilities. Credit risk exists on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. The Funds may receive an ongoing commitment fee based on the undrawn portion of the underlying loan facility, which is recorded as a component of interest income on the Statements of Operations.

At February 28, 2017, the following Funds had the following loan commitments in which all or a portion of the commitment was unfunded which could be extended at the options of the borrower (amounts in thousands):

Core Plus Bond Fund

					Unfunded Commitment		Funded Commitment		Total Commitment
Security Description	Term	Maturity Date	Commitment Fee Rate	Rate if Funded	Par Amount	Value	Par Amount	Value	Par Amount	Value
Avaya, Inc.	DIP Term Loan	01/19/18	0.000%	8.500%	$79	$82	$112	$115	$191	$197

High Yield Fund

					Unfunded Commitment		Funded Commitment		Total Commitment
Security Description	Term	Maturity Date	Commitment Fee Rate	Rate if Funded	Par Amount	Value	Par Amount	Value	Par Amount	Value
Avaya, Inc.	DIP Term Loan	01/19/18	0.000%	8.500%	$2,935	$3,059	$4,200	$4,333	$7,135	$7,392

F. Derivatives — Core Plus Bond Fund, High Yield Fund and Inflation Managed Bond Fund used derivative instruments including futures, forward foreign currency exchange contracts, options and swaps, in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against the counterparties (i.e., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and

328	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Funds.

Notes F(1) — F(4) below describe the various derivatives used by the Funds.

(1). Options — Core Plus Bond Fund may purchase and/or sell (“write”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

The Fund’s exchange traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Futures Contracts — Core Plus Bond Fund used treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures exposes the Fund to interest risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — Core Plus Bond Fund may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollar without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). As of February 28, 2017, the Fund did not receive or post collateral for forward foreign currency exchange contracts.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	329

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2017 (continued)

(4). Swaps — Core Plus Bond Fund, High Yield Fund and Inflation Managed Bond Fund engaged in various swap transactions, including interest rate and credit default swaps, to manage interest rate (e.g., duration, yield curve) and credit risks within their respective portfolios. The Funds also used swaps as alternatives to direct investments. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between a fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received are recorded as assets or liabilities, respectively on the Statement of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Funds are required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Funds may be required to post or receive collateral based on the net value of the Funds’ outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Funds is held in a segregated account at the Funds’ custodian bank. For certain counterparties, cash collateral posted by the Funds is invested in an affiliated money market fund (See Note 3.G.). Otherwise the cash collateral is included on the Statements of Assets and Liabilities as Restricted cash. Collateral received by the Funds is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, which provides collateral management services to the Funds (See Note 3.F.).

Inflation Managed Bond Fund’s swap contracts at net value and collateral posted by counterparty as of February 28, 2017 are as follows (amounts in thousands):

Fund		Counterparty	Value of swap contracts	Collateral amount
Inflation Managed Bond Fund	Collateral Posted	Barclays Bank plc	$(2,198)	$1,880
		BNP Paribas	(5,678)	6,090
		Citibank, NA	(3,564)	3,221
		Credit Suisse International	(4,715)	5,020
		Deutsche Bank AG, New York	(3,576)	3,641
		Goldman Sachs International	(3,941)	3,910
		Morgan Stanley Capital Services	(767)	980
		Royal Bank of Scotland	(1,017)	1,090

The central clearing house acts as the counterparty to each centrally cleared swap transaction, therefore credit risk is limited to the failure of the clearing house.

The Funds’ swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Credit Default Swaps

Core Plus Bond Fund and High Yield Fund entered into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Funds, as protection sellers, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to a Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the Statements of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

330	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

Interest Rate Swaps

Core Plus Bond Fund entered into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

Inflation-Linked Swaps

Inflation Managed Bond Fund used inflation-linked swaps to provide inflation protection within its portfolio. The use of swaps exposes the Fund to interest rate risk.

(5). Summary of Derivatives Information

The following table presents the value of derivatives held as of February 28, 2017, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Core Plus Bond Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Options (a)	Futures Contracts (b)	Forward Foreign Currency Exchange Contracts	Centrally Cleared Swaps (c)	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$1,875	$147	$—	$970	$2,992
Foreign exchange contracts	Receivables	—	—	62	—	62
Credit contracts	Receivables	—	—	—	2,270	2,270

Total		$1,875	$147	$62	$3,240	$5,324

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$—	$(1,954)	$—	$(1,097)	$(3,051)
Foreign exchange contracts	Payables	—	—	(168)	—	(168)
Credit contracts	Payables	—	—	—	(1,482)	(1,482)

Total		$—	$(1,954)	$(168)	$(2,579)	$(4,701)

(a)	The market value of options purchased is reported as Investments in non-affiliates, at value on the Statements of Assets and Liabilities.
(b)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.
(c)	This amount represents the value of centrally cleared swaps as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following table presents the value of derivatives held as of February 28, 2017, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

High Yield Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Centrally Cleared Swaps (a)
Credit contracts	Receivables	$20,235

(a)	This amount represents the value of centrally cleared swaps as reported on the SOIs. The Statements of Assets and Liabilities only reflect thecurrent day variation margin receivable/payable from/to brokers.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	331

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2017 (continued)

The following table presents the value of derivatives held as of February 28, 2017, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Inflation Managed Bond Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		OTC Swaps
Interest rate contracts	Receivables	$6,651

Gross Liabilities:
Interest rate contracts	Payables	$(32,107)

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of February 28, 2017 (amounts in thousands):

Inflation Managed Bond Fund

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received (b)	Net Amount Due From Counterparty (Not less than zero)
Barclays Bank plc	$506	$(506)	$—	$—
Citibank NA	983	(983)	—	—
Deutsche Bank AG, New York	2,721	(2,721)	—	—
Morgan Stanley Capital Services	2,441	(2,441)	—	—

	$6,651	$(6,651)	$—	$—

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Posted (b)	Net Amount Due To Counterparty (Not less than zero)
Barclays Bank plc	$2,704	$(506)	$(1,880)	$318
BNP Paribas	5,678	—	(5,678)	—
Citibank NA	4,547	(983)	(3,221)	343
Credit Suisse International	4,715	—	(4,715)	—
Deutsche Bank AG, New York	6,297	(2,721)	(3,576)	—
Goldman Sachs International	3,941	—	(3,910)	31
Morgan Stanley Capital Services	3,208	(2,441)	(767)	—
Royal Bank of Scotland	1,017	—	(1,017)	—

	$32,107	$(6,651)	$(24,764)	$692

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.
(b)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts. See Note 2.F.(4). for actual swap collateral received or posted.

332	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

The following tables present the effect of derivatives on the Statements of Operations for the year ended February 28, 2017, by primary underlying risk exposure (amounts in thousands):

Core Plus Bond Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$(4,383)	$3,397	$—	$(119)	$(1,105)
Foreign exchange contracts	—	—	(596)	—	(596)
Credit contracts	—	—	—	(778)	(778)

Total	$(4,383)	$3,397	$(596)	$(897)	$(2,479)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$(6,271)	$(1,547)	$—	$16	$(7,802)
Foreign exchange contracts	—	—	27	—	27
Credit contracts	—	—	—	(2,505)	(2,505)

Total	$(6,271)	$(1,547)	$27	$(2,489)	$(10,280)

High Yield Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Swaps
Credit contracts	$13,392

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Swaps
Credit contracts	$7,986

Inflation Managed Bond Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Swaps
Interest rate contracts	$(22,164)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Swaps
Interest rate contracts	$56,234

Derivatives Volume

The tables below disclose the volume of the Funds’ futures contracts, forward foreign currency exchange contracts and swaps activity during the year ended February 28, 2017 (amounts in thousands, except number of contracts). Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

	Core Plus Bond Fund	High Yield Fund	Inflation Managed Bond Fund
Futures Contracts:
Average Notional Balance Long	$206,414	$—	$—
Average Notional Balance Short	169,870	—	—
Ending Notional Balance Long	141,201	—	—
Ending Notional Balance Short	404,734	—	—

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	333

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2017 (continued)

	Core Plus Bond Fund		High Yield Fund		Inflation Managed Bond Fund
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$1,758		$—		$—
Average Settlement Value Sold	8,080		—		—
Ending Settlement Value Purchased	1,620		—		—
Ending Settlement Value Sold	7,456		—		—

Exchange-Traded Options:
Average Number of Contracts Purchased	2,746		—		—
Ending Number of Contracts Purchased	10,000		—		—

Credit Default Swaps:
Average Notional Balance — Buy Protection	76,277		—		—
Average Notional Balance — Sell Protection	40,454		183,750	(a)	—
Ending Notional Balance — Buy Protection	66,100		—		—
Ending Notional Balance — Sell Protection	—		235,000		—

Interest Rate-Related Swaps (Inflation-Linked Swaps):
Average Notional Balance—Pays Fixed rate	6,172		—		1,054,923
Average Notional Balance—Receives Fixed rate	210,628	(b)	—		—
Ending Notional Balance—Pays Fixed Rate	75,233		—		1,044,000
Ending Notional Balance—Receives Fixed Rate	210,628		—		—

(a)	For the period March 1, 2016 through February 28, 2017.
(b)	For the period February 1, 2017 through February 28, 2017.

The Funds’ derivatives contracts held at February 28, 2017 are not accounted for as hedging instruments under GAAP.

G. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date or when a Fund first learns of the dividend. Certain Funds may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

Inflation Managed Bond Fund invests in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as increases or decreases to interest income on the Statements of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

I. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

334	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

Transfer agency fees and sub-transfer agency fees are class-specific expenses. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the year ended February 28, 2017 are as follows (amounts in thousands):

	Class A	Class C		Class L	Class R2		Class R3		Class R4		Class R5		Class R6		Class I	Total
Core Bond Fund
Transfer agency fees	$157	$40		n/a	$11		$—	(a)	$—	(a)	$7		$129		$189	$533
Sub-transfer agency fees	2,318	549		n/a	240		—		—		353		—		7,275	10,735

Core Plus Bond Fund
Transfer agency fees	63	13		$12	5		—	(a)	—	(a)	—	(a)	41		6	140
Sub-transfer agency fees	1,130	188		491	79		—		—		—		—		485	2,373

Government Bond Fund
Transfer agency fees	127	5		n/a	18		—	(a)	—	(a)	n/a		—	(a)	14	164
Sub-transfer agency fees	1,049	49		n/a	140		—		—		n/a		—		972	2,210

High Yield Fund
Transfer agency fees	123	14		n/a	9		n/a		n/a		4		39		1,210	1,399
Sub-transfer agency fees	686	155		n/a	18		n/a		n/a		46		—		5,834	6,739

Inflation Managed Bond Fund
Transfer agency fees	5	1		n/a	1		n/a		n/a		—	(a)	7		5	19
Sub-transfer agency fees	68	4		n/a	—	(a)	n/a		n/a		—		—		91	163

Limited Duration Bond Fund
Transfer agency fees	13	5		n/a	n/a		n/a		n/a		n/a		15		3	36
Sub-transfer agency fees	135	28		n/a	n/a		n/a		n/a		n/a		—		70	233

Mortgage-Backed Securities Fund
Transfer agency fees	20	1		n/a	n/a		n/a		n/a		n/a		13		13	47
Sub-transfer agency fees	142	15		n/a	n/a		n/a		n/a		n/a		—		487	644

Short Duration Bond Fund
Transfer agency fees	22	7		n/a	n/a		n/a		n/a		n/a		27		60	116
Sub-transfer agency fees	187	54		n/a	n/a		n/a		n/a		n/a		—		3,701	3,942

Short Duration High Yield Fund
Transfer agency fees	2	1		n/a	n/a		n/a		n/a		n/a		—	(a)	1	4
Sub-transfer agency fees	1	—	(a)	n/a	n/a		n/a		n/a		n/a		—		1	2

Treasury & Agency Fund
Transfer agency fees	4	n/a		n/a	n/a		n/a		n/a		n/a		n/a		2	6
Sub-transfer agency fees	5	n/a		n/a	n/a		n/a		n/a		n/a		n/a		21	26

(a)	Amount rounds to less than 500.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of February 28, 2017, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

L. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	335

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2017 (continued)

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Core Bond Fund	$—	$33	$(33)
Core Plus Bond Fund	—	(67)	67
Government Bond Fund	—	— (a)	—	(a)
High Yield Fund	—	(4,201)	4,201
Inflation Managed Bond Fund	—	91	(91)
Limited Duration Bond Fund	(42,664)	254	42,410
Mortgage-Backed Securities Fund	—	(3)	3
Short Duration Bond Fund	—	(4)	4
Short Duration High Yield Fund	—	(1)	1
Treasury & Agency Fund	—	— (a)	—	(a)

(a)	Amount rounds to less than 500.

The reclassifications for the Funds relate primarily to expiration of capital loss carryforwards, treasury inflation protected securities, foreign currency gains or losses, investments in perpetual bonds, debt modifications and redesignation of distributions.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Core Bond Fund	0.30%
Core Plus Bond Fund	0.30
Government Bond Fund	0.30
High Yield Fund	0.60	*
Inflation Managed Bond Fund	0.35
Limited Duration Bond Fund	0.25
Mortgage-Backed Securities Fund	0.35
Short Duration Bond Fund	0.25
Short Duration High Yield Fund	0.50
Treasury & Agency Fund	0.30

*	Prior to November 1, 2016, the annual rate was 0.65%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.G.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended February 28, 2017, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.G.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares. The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Class L, Class R4, Class R5, Class R6 and Class I Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R3
0.25%	0.75%	0.50%	0.25%

336	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares (except for Class C Shares of Limited Duration Bond Fund and Short Duration Bond Fund purchased prior to September 3, 2013) and certain Class A Shares for which front-end sales charges have been waived. For the year ended February 28, 2017, JPMDS retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Core Bond Fund	$526	$5
Core Plus Bond Fund	459	1
Government Bond Fund	42	1
High Yield Fund	156	—	(a)
Inflation Managed Bond Fund	4	—	(a)
Limited Duration Bond Fund	7	—	(a)
Mortgage-Backed Securities Fund	42	1
Short Duration Bond Fund	46	2
Short Duration High Yield Fund	1	—
Treasury & Agency Fund	1	—

(a)	Amount rounds to less than 500.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. The Class R6 Shares do not charge a shareholder servicing fee. For performing these services, JPMDS receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3	Class R4	Class R5	Class L	Class I
Core Bond Fund	0.25%	0.25%	0.25%	0.25%	0.25%	0.05%	n/a	0.25%
Core Plus Bond Fund	0.25	0.25	0.25	0.25	0.25	0.05	0.10%	0.25
Government Bond Fund	0.25	0.25	0.25	0.25	0.25	n/a	n/a	0.25
High Yield Fund	0.25	0.25	0.25	n/a	n/a	0.05	n/a	0.25
Inflation Managed Bond Fund	0.25	0.25	0.25	n/a	n/a	0.05	n/a	0.25
Limited Duration Bond Fund	0.25	0.25	n/a	n/a	n/a	n/a	n/a	0.25
Mortgage-Backed Securities Fund	0.25	0.25	n/a	n/a	n/a	n/a	n/a	0.25
Short Duration Bond Fund	0.25	0.25	n/a	n/a	n/a	n/a	n/a	0.25
Short Duration High Yield Fund	0.25	0.25	n/a	n/a	n/a	n/a	n/a	0.25
Treasury & Agency Fund	0.25	n/a	n/a	n/a	n/a	n/a	n/a	0.25

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived Shareholder Servicing fees as outlined in Note 3.G.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for Core Plus Bond Fund and Inflation Managed Bond Fund. The amounts paid directly to JPMCB by the Funds for these services are included in Collateral management fees on the Statements of Operations.

G. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3	Class R4	Class R5	Class R6	Class L	Class I
Core Bond Fund*	0.75%	1.40%	1.00%	0.85%	0.60%	0.45%	0.35%	n/a	0.50%
Core Plus Bond Fund	0.75	1.40	1.15	0.90	0.65	0.50	0.40	0.49%	0.46
Government Bond Fund**	0.75	1.48	1.00	0.85	0.60	n/a	0.35	n/a	0.48

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	337

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2017 (continued)

	Class A	Class C	Class R2	Class R3	Class R4	Class R5	Class R6	Class L	Class I
High Yield Fund***	1.00	1.50	1.30	n/a	n/a	0.70	0.60	n/a	0.75
Inflation Managed Bond Fund	0.75	1.40	1.00	n/a	n/a	0.55	0.50	n/a	0.60
Limited Duration Bond Fund	0.70	1.20	n/a	n/a	n/a	n/a	0.25	n/a	0.45
Mortgage-Backed Securities Fund	0.65	1.15	n/a	n/a	n/a	n/a	0.25	n/a	0.40
Short Duration Bond Fund	0.80	1.30	n/a	n/a	n/a	n/a	0.30	n/a	0.55
Short Duration High Yield Fund	0.90	1.40	n/a	n/a	n/a	n/a	0.50	n/a	0.65
Treasury & Agency Fund	0.70	n/a	n/a	n/a	n/a	n/a	n/a	n/a	0.45

*	Prior to November 1, 2016, the contractual expense limitation was 0.58% for Class I Shares. Effective July 1, 2017, the contractual expense limitation for Class R2 Shares will be 1.10%.
**	Effective July 1, 2017, the contractual expense limitation for Class R2 will be 1.10%.
***	Prior to November 1, 2016, the contractual expense limitations were 1.55%, 0.75%, 0.70% and 0.80% for Class C, Class R5, Class R6 and Class I Shares, respectively. Effective July 1, 2017, the contractual expense limitation for Class R2 Shares will be 1.35%.

Except as noted above, the expense limitation agreements were in effect for the year ended February 28, 2017 and are in place until at least June 30, 2017, except for Class B Shares which are no longer operating, Class R3 and Class R4 Shares of Core Bond Fund which are in place until at least August 31, 2017, Class A, Class C, Class R2, Class R5, Class R6 and Class I Shares of Core Bond Fund and all share classes of High Yield Fund which are in place until at least October 31, 2018, Class R3, Class R4 and Class R5 Shares of Core Plus Bond Fund which are in place until at least August 31, 2017, Class A, Class C, Class R2, Class R6, Class L and Class I Shares of Core Plus Bond Fund which are in place until at least January 5, 2018.

For the year ended February 28, 2017, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Core Bond Fund	$9,021	$6,008	$18,802	$33,831	$134
Core Plus Bond Fund	540	357	5,102	5,999	367
Government Bond Fund	462	307	3,095	3,864	760
High Yield Fund	5,134	3,417	16,810	25,361	953
Inflation Managed Bond Fund	—	—	890	890	66
Limited Duration Bond Fund	924	616	495	2,035	—
Mortgage-Backed Securities Fund	3,541	2,205	2,022	7,768	—
Short Duration Bond Fund	3,363	2,239	3,971	9,573	—
Short Duration High Yield Fund	277	129	129	535	—	(a)
Treasury & Agency Fund	280	83	9	372	—

(a)	Amount rounds to less than 500.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). For Core Plus Bond Fund, effective January 6, 2016, and for all other funds, effective July 1, 2016, the Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund. Prior to the above effective dates, a portion of the waiver was voluntary.

The amounts of waivers resulting from investments in these money market funds for the year ended February 28, 2017 were as follows (amounts in thousands):

Core Bond Fund	$1,828
Core Plus Bond Fund	695
Government Bond Fund	56
High Yield Fund	792
Inflation Managed Bond Fund	33
Limited Duration Bond Fund	186
Mortgage-Backed Securities Fund	361
Short Duration Bond Fund	30
Short Duration High Yield Fund	11
Treasury & Agency Fund	1

338	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

H. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board’s appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended February 28, 2017, Core Bond Fund, Core Plus Bond Fund, High Yield Fund, Inflation Managed Bond Fund, Limited Duration Bond Fund, Mortgage-Backed Securities Fund, Short Duration Bond Fund and Short Duration High Yield Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended February 28, 2017, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended February 28, 2017, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Core Bond Fund	$5,382,766	$4,945,250	$946,217	$1,796,709
Core Plus Bond Fund	5,896,430	3,017,184	1,529,519	701,911
Government Bond Fund	131,383	121,095	92,897	71,111
High Yield Fund	8,370,493	5,769,019	—	—
Inflation Managed Bond Fund	216,376	386,996	374,475	300,280
Limited Duration Bond Fund	243,833	337,678	—	—
Mortgage-Backed Securities Fund	674,806	690,862	2,507	25,493
Short Duration Bond Fund	1,505,162	3,307,491	2,009,083	5,122,476
Short Duration High Yield Fund	117,329	118,306	—	—
Treasury & Agency Fund	—	2,310	22,805	34,794

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at February 28, 2017 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Bond Fund	$27,070,500	$653,741	$208,480	$445,261
Core Plus Bond Fund	8,483,796	131,023	118,004	13,019
Government Bond Fund	1,330,822	43,570	14,694	28,876
High Yield Fund	12,689,293	532,034	270,701	261,333
Inflation Managed Bond Fund	1,457,097	25,390	11,209	14,181
Limited Duration Bond Fund	1,191,810	4,533	9,693	(5,160)
Mortgage-Backed Securities Fund	2,327,194	55,242	20,917	34,325
Short Duration Bond Fund	6,046,066	23,152	21,394	1,758
Short Duration High Yield Fund	162,939	2,391	1,841	550
Treasury & Agency Fund	90,412	205	461	(256)
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to debt modifications, mark to market of options, treasury inflation protected securities and wash sale loss deferrals.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	339

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2017 (continued)

The tax character of distributions paid during the year ended February 28, 2017 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Core Bond Fund	$718,975	$96,852	$815,827
Core Plus Bond Fund	175,472	—	175,472
Government Bond Fund	29,209	4,771	33,980
High Yield Fund	655,946	—	655,946
Inflation Managed Bond Fund	27,089	—	27,089
Limited Duration Bond Fund	15,381	—	15,381
Mortgage-Backed Securities Fund	75,915	1,046	76,961
Short Duration Bond Fund	90,862	4,801	95,663
Short Duration High Yield Fund	7,480	—	7,480
Treasury & Agency Fund	728	21	749

*	Short-term gains are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended February 29, 2016 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Core Bond Fund	$684,915	$51,834	$736,749
Core Plus Bond Fund	138,839	2,968	141,807
Government Bond Fund	29,770	17,869	47,639
High Yield Fund	560,773	5,788	566,561
Inflation Managed Bond Fund	26,879	—	26,879
Limited Duration Bond Fund	11,558	—	11,558
Mortgage-Backed Securities Fund	77,010	2,191	79,201
Short Duration Bond Fund	100,901	8,357	109,258
Short Duration High Yield Fund	9,568	—	9,568
Treasury & Agency Fund	720	110	830

*	Short-term gains are treated as ordinary income for income tax purposes.

As of February 28, 2017, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain	Tax Basis Capital Loss Carryover	Unrealized Appreciation (Depreciation)
Core Bond Fund	$5,901	$10,271	$—	$445,261
Core Plus Bond Fund	2,863	—	(9,775)	6,773
Government Bond Fund	248	—	—	28,876
High Yield Fund	5,032	—	(393,102)	269,443
Inflation Managed Bond Fund	1,475	—	(26,387)	(11,276)
Limited Duration Bond Fund	—	—	(28,585)	(5,160)
Mortgage-Backed Securities Fund	848	—	—	34,325
Short Duration Bond Fund	311	—	—	1,758
Short Duration High Yield Fund	83	—	(14,352)	550
Treasury & Agency Fund	12	6	—	(256)

For the Funds, the cumulative timing differences primarily consist of debt modifications, mark to market of options, post-October capital loss deferrals, trustee deferred compensation and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after February 28, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

340	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

At February 28, 2017, Core Bond Fund, Government Bond Fund, Mortgage-Backed Securities Fund, Short Duration Bond Fund and Treasury & Agency Fund did not have any net capital loss carryforwards.

At February 28, 2017, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2018	2019	Total
Limited Duration Bond Fund	$10,532	$6,963	$17,495

As of February 28, 2017, the following Funds had the following post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Core Plus Bond Fund	$—	$9,775
High Yield Fund	44,512	348,590
Inflation Managed Bond Fund	26,387	—
Limited Duration Bond Fund	34	11,056
Short Duration High Yield Fund	3,591	10,761

During the year ended February 28, 2017, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

Core Plus Bond Fund	$1,348
Inflation Managed Bond Fund	316

During the year ended February 28, 2017, the following Fund had expired capital loss carryforwards as follows (amounts in thousands):

Limited Duration Bond Fund	$42,572

Net capital losses incurred after October 31 within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended February 28, 2017 the Funds deferred to March 1, 2017 the following specified ordinary losses and net capital losses of (amounts in thousands):

	Net Capital Losses
	Short-Term	Long-Term
Core Bond Fund	$1,669	$—
Core Plus Bond Fund	—	4,645
Government Bond Fund	1,386	(1,211)
Inflation Managed Bond Fund	743	(94)
Limited Duration Bond Fund	200	117
Mortgage-Backed Securities Fund	767	2,441
Short Duration Bond Fund	6,760	(2,953)
Short Duration High Yield Fund	(234)	547

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 28, 2017. Average borrowings from the Facility for, during, the year ended February 28, 2017, were as follows:

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Mortgage-Backed Securities Fund	$10,553	0.71%	4	$1

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	341

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2017 (continued)

In addition, effective August 16, 2016, the Trusts along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended. The Funds did not utilize the Credit Facility during the year ended February 28, 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of February 28, 2017, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of certain Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
JPMorgan Core Bond Fund	—%	20.3%
JPMorgan Core Plus Bond Fund	15.4	24.7
JPMorgan High Yield Fund	—	27.3
JPMorgan Inflation Managed Bond Fund	14.3	30.6
JPMorgan Limited Duration Bond Fund	48.2	—

As of February 28, 2017, the Funds had omnibus accounts which represented the following percentage of each Fund’s net assets:

	Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non -affiliated Omnibus Accounts	% of the Fund
JPMorgan Core Plus Bond Fund	3	13.5%	—	—%
JPMorgan Government Bond Fund	—	—	4	25.9
JPMorgan High Yield Fund	—	—	—	—
Inflation Managed Bond Fund	1	23.2	—	—
JPMorgan Short Duration Bond Fund	2	36.8	3	21.4
JPMorgan Short Duration High Yield Fund	2	79.1	1	11.5
JPMorgan Treasury & Agency Fund	3	60.4	—	—

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

The Funds are subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

Core Plus Bond Fund, High Yield Fund and Short Duration High Yield Fund invest in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds.”) These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Funds are intended for investors who are able and willing to assume a high degree of risk.

A significant portion of the Funds’ (except High Yield Fund, Short Duration High Yield Fund and Treasury & Agency Fund) investments are comprised of asset-backed or mortgage-related securities, including securities backed by sub-prime mortgages.

342	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

High Yield Fund and Short Duration High Yield Fund may invest up to 100% of the Funds’ total assets in below investment grade securities or unrated securities that JPMIM deems to be of equivalent quality. Such securities may include so called “distressed debt”.

The Funds are subject to the risk that, should the Funds decide to sell an illiquid investment when a ready buyer is not available at a price the Funds deem to be representative of its value, the value of the Funds’ net assets could be adversely affected.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap contracts and forward foreign currency exchange contracts.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Funds invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

Core Bond Fund, Core Plus Bond Fund, High Yield Fund and Short Duration High Yield Fund invest in preferred securities. These securities are typically issued by corporations, generally in the form of interest bearing notes with preferred security characteristics and may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and will require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. At this time, management is currently assessing the anticipated impact of the Regulation S-X amendments on the Funds’ financial statements and related disclosures.

9. Subscription in-Kind

During the year ended February 28, 2017, certain Short Duration Bond Fund Class R6 shareholders purchased shares of Short Duration Bond Fund. The portfolio securities were received primarily by means of a subscription in-kind exchange for shares of the Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amount in thousands):

May 9, 2016	Value	Type
Class R6	$44,995	Subscription in-kind

10. Subsequent Event

Effective April 3, 2017, the Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. Payments to financial intermediaries for sub-transfer agency services are made by JPMDS from the Shareholder Servicing Fee which has been renamed as the Service Fee.

During the period February 28, 2017 through April 23, 2017, Short Duration Bond Fund had net redemptions of approximately $1,690,770,000. This amount represented 28% of the Fund’s net assets as of February 28, 2017.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	343

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Core Bond Fund, JPMorgan Core Plus Bond Fund, JPMorgan Government Bond Fund, JPMorgan High Yield Fund, JPMorgan Inflation Managed Bond Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Mortgage-Backed Securities Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Duration High Yield Fund and JPMorgan Treasury & Agency Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Core Bond Fund, JPMorgan Core Plus Bond Fund, JPMorgan Government Bond Fund, JPMorgan High Yield Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Mortgage-Backed Securities Fund, JPMorgan Short Duration Bond Fund and JPMorgan Treasury & Agency Fund (each a separate series of JPMorgan Trust II) and JPMorgan Inflation Managed Bond Fund and JPMorgan Short Duration High Yield Fund (each a separate series of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) as of February 28, 2017, the results of each of their operations and each of their cash flows (for JPMorgan Mortgage-Backed Securities Fund only) for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of February 28, 2017 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 26, 2017

344	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	153	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	153	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	152	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	153	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	153	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	153	None

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	153	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	153	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	153	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	345

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	153	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	153	None

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	153	None

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (153 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

346	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)*	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986) Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2017; Vice President, JPMorgan Funds Management, Inc. from August 2012 to January 2016; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	347

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, September 1, 2016, and continued to hold your shares at the end of the reporting period, February 28, 2017.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During the Period	Annualized Expense Ratio
Core Bond Fund
Class A
Actual*	$1,000.00	$977.90	$3.68	0.75%
Hypothetical*	1,000.00	1,021.08	3.76	0.75
Class C
Actual*	1,000.00	975.60	6.86	1.40
Hypothetical*	1,000.00	1,017.85	7.00	1.40
Class R2
Actual*	1,000.00	976.70	4.90	1.00
Hypothetical*	1,000.00	1,019.84	5.01	1.00
Class R3
Actual**	1,000.00	981.10	4.29	0.93
Hypothetical*	1,000.00	1,020.18	4.66	0.93
Class R4
Actual**	1,000.00	982.70	3.19	0.69
Hypothetical*	1,000.00	1,021.37	3.46	0.69
Class R5
Actual*	1,000.00	979.30	2.21	0.45
Hypothetical*	1,000.00	1,022.56	2.26	0.45
Class R6
Actual*	1,000.00	979.90	1.72	0.35
Hypothetical*	1,000.00	1,023.06	1.76	0.35
Class I (formerly Select Class)
Actual*	1,000.00	979.80	2.55	0.52
Hypothetical*	1,000.00	1,022.22	2.61	0.52

348	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During the Period	Annualized Expense Ratio
Core Plus Bond Fund
Class A
Actual*	$1,000.00	$986.50	$3.64	0.74%
Hypothetical*	1,000.00	1,021.12	3.71	0.74
Class C
Actual*	1,000.00	983.50	6.84	1.39
Hypothetical*	1,000.00	1,017.90	6.95	1.39
Class L (formerly Institutional Class)
Actual*	1,000.00	987.90	2.37	0.48
Hypothetical*	1,000.00	1,022.41	2.41	0.48
Class R2
Actual*	1,000.00	984.70	5.61	1.14
Hypothetical*	1,000.00	1,019.14	5.71	1.14
Class R3
Actual**	1,000.00	989.30	4.38	0.93
Hypothetical*	1,000.00	1,020.18	4.66	0.93
Class R4
Actual**	1,000.00	990.50	3.21	0.68
Hypothetical*	1,000.00	1,021.42	3.41	0.68
Class R5
Actual**	1,000.00	992.50	2.31	0.49
Hypothetical*	1,000.00	1,022.36	2.46	0.49
Class R6
Actual*	1,000.00	988.40	1.92	0.39
Hypothetical*	1,000.00	1,022.86	1.96	0.39
Class I (formerly Select Class)
Actual*	1,000.00	989.10	2.22	0.45
Hypothetical*	1,000.00	1,022.56	2.26	0.45

Government Bond Fund
Class A
Actual*	1,000.00	976.80	3.63	0.74
Hypothetical*	1,000.00	1,021.12	3.71	0.74
Class C
Actual*	1,000.00	972.60	6.80	1.39
Hypothetical*	1,000.00	1,017.90	6.95	1.39
Class R2
Actual*	1,000.00	975.60	4.85	0.99
Hypothetical*	1,000.00	1,019.89	4.96	0.99
Class R3
Actual**	1,000.00	978.20	4.15	0.90
Hypothetical*	1,000.00	1,020.33	4.51	0.90
Class R4
Actual**	1,000.00	979.10	3.18	0.69
Hypothetical*	1,000.00	1,021.37	3.46	0.69
Class R6
Actual*	1,000.00	978.80	1.67	0.34
Hypothetical*	1,000.00	1,023.11	1.71	0.34
Class I (formerly Select Class)
Actual*	1,000.00	977.30	2.30	0.47
Hypothetical*	1,000.00	1,022.46	2.36	0.47

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	349

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During the Period	Annualized Expense Ratio
High Yield Fund
Class A
Actual*	$1,000.00	$1,044.50	$5.02	0.99%
Hypothetical*	1,000.00	1,019.89	4.96	0.99
Class C
Actual*	1,000.00	1,041.90	7.64	1.51
Hypothetical*	1,000.00	1,017.31	7.55	1.51
Class R2
Actual*	1,000.00	1,043.40	6.54	1.29
Hypothetical*	1,000.00	1,018.40	6.46	1.29
Class R5
Actual*	1,000.00	1,045.90	3.60	0.71
Hypothetical*	1,000.00	1,021.27	3.56	0.71
Class R6
Actual*	1,000.00	1,046.40	3.15	0.62
Hypothetical*	1,000.00	1,021.72	3.11	0.62
Class I (formerly Select Class)
Actual*	1,000.00	1,045.80	3.86	0.76
Hypothetical*	1,000.00	1,021.03	3.81	0.76

Inflation Managed Bond Fund
Class A
Actual*	1,000.00	1,008.40	3.73	0.75
Hypothetical*	1,000.00	1,021.08	3.76	0.75
Class C
Actual*	1,000.00	1,005.60	6.91	1.39
Hypothetical*	1,000.00	1,017.90	6.95	1.39
Class R5
Actual*	1,000.00	1,010.40	2.59	0.52
Hypothetical*	1,000.00	1,022.22	2.61	0.52
Class R6
Actual*	1,000.00	1,009.80	2.34	0.47
Hypothetical*	1,000.00	1,022.46	2.36	0.47
Class I (formerly Select Class)
Actual*	1,000.00	1,009.30	2.99	0.60
Hypothetical*	1,000.00	1,021.82	3.01	0.60

Limited Duration Bond Fund
Class A
Actual*	1,000.00	1,001.70	3.37	0.68
Hypothetical*	1,000.00	1,021.42	3.41	0.68
Class C
Actual*	1,000.00	999.20	5.85	1.18
Hypothetical*	1,000.00	1,018.94	5.91	1.18
Class R6
Actual*	1,000.00	1,003.90	1.14	0.23
Hypothetical*	1,000.00	1,023.65	1.15	0.23
Class I (formerly Select Class)
Actual*	1,000.00	1,003.90	2.14	0.43
Hypothetical*	1,000.00	1,022.66	2.16	0.43

350	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During the Period	Annualized Expense Ratio
Mortgage-Backed Securities Fund
Class A
Actual*	$1,000.00	$991.10	$3.16	0.64%
Hypothetical*	1,000.00	1,021.62	3.21	0.64
Class C
Actual*	1,000.00	989.30	5.62	1.14
Hypothetical*	1,000.00	1,019.14	5.71	1.14
Class R6
Actual*	1,000.00	992.90	1.19	0.24
Hypothetical*	1,000.00	1,023.60	1.20	0.24
Class I (formerly Select Class)
Actual*	1,000.00	993.00	1.93	0.39
Hypothetical*	1,000.00	1,022.86	1.96	0.39

Short Duration Bond Fund
Class A
Actual*	1,000.00	997.90	3.96	0.80
Hypothetical*	1,000.00	1,020.83	4.01	0.80
Class C
Actual*	1,000.00	995.60	6.43	1.30
Hypothetical*	1,000.00	1,018.35	6.51	1.30
Class R6
Actual*	1,000.00	1,001.30	1.49	0.30
Hypothetical*	1,000.00	1,023.31	1.51	0.30
Class I (formerly Select Class)
Actual*	1,000.00	999.10	2.73	0.55
Hypothetical*	1,000.00	1,022.07	2.76	0.55

Short Duration High Yield Fund
Class A
Actual*	1,000.00	1,041.20	4.50	0.89
Hypothetical*	1,000.00	1,020.38	4.46	0.89
Class C
Actual*	1,000.00	1,037.80	7.02	1.39
Hypothetical*	1,000.00	1,017.90	6.95	1.39
Class R6
Actual*	1,000.00	1,042.00	2.48	0.49
Hypothetical*	1,000.00	1,022.36	2.46	0.49
Class I (formerly Select Class)
Actual*	1,000.00	1,041.20	3.24	0.64
Hypothetical*	1,000.00	1,021.62	3.21	0.64

Treasury & Agency Fund
Class A
Actual*	1,000.00	993.40	3.46	0.70
Hypothetical*	1,000.00	1,021.32	3.51	0.70
Class I (formerly Select Class)
Actual*	1,000.00	994.80	2.23	0.45
Hypothetical*	1,000.00	1,022.56	2.26	0.45

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 170/365 (to reflect the actual period). Commencement of operations was September 12, 2016.

FEBRUARY 28, 2017	J.P. MORGAN INCOME FUNDS	351

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2017. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2017. The information necessary to complete your income tax returns for the calendar year ending December 31, 2017 will be provided under separate cover.

Long-Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended February 28, 2017 (amounts in thousands):

Long-Term Capital Gain Distribution
Core Bond Fund	$96,852
Government Bond Fund	4,771
Mortgage-Backed Securities Fund	1,046
Short Duration Bond Fund	4,801
Treasury & Agency Fund	21

Qualified Interest Income (QII) and Short-Term Capital Gain

Each Fund listed below paid the following amount, or the maximum allowable amount, of ordinary distributions treated as qualified interest income and short-term capital gains for the fiscal year ended February 28, 2017 (amounts in thousands):

	Qualified Interest Income	Short-Term Capital Gain
Core Bond Fund	$663,275	$5,374
Core Plus bond Fund	155,094	—
Government Bond Fund	28,770	—
High Yield Fund	524,622	—
Limited Duration Bond Fund	14,613	—
Short Duration Bond Fund	81,083	2,537
Treasury & Agency Fund	693	35

Treasury Income

Each Fund listed below had the following percentage, or the maximum allowable percentage, of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 28, 2017:

Income from U.S. Treasury Obligations
Core Bond Fund	22.38%
Core Plus bond Fund	13.92
Government Bond Fund	30.13
Inflation Managed Bond Fund	8.21
Mortgage-Backed Securities Fund	0.70
Short Duration Bond Fund	41.92
Treasury & Agency Fund	73.26

352	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2017

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. February 2017.	AN-INC2-217

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	(1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is James Schonbachler. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES
2017 – $789,680
2016 – $851,666

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES
2017 – $99,700
2016 – $99,250

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES
2017 – $159,775
2016 – $160,538

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended February 28, 2017 and February 29, 2016, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES
2017 – Not applicable
2016 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2017 – 0.0%
2016 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable - Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2016 - $28.6 million
2015 - $30.9 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
May 4, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
May 4, 2017

By:	/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer
May 4, 2017